Supplement to
Prospectus Supplement dated September 2, 2005
(to Prospectus dated August 26, 2005)

IndyMac MBS, Inc.
Depositor

Sponsor, Seller and Master Servicer

IndyMac INDX Mortgage Loan Trust 2005-AR18
Issuing Entity

Mortgage Pass-Through Certificates, Series 2005-AR18

This supplement (the “Supplement”) updates the Prospectus Supplement, dated September 2, 2005 (the “Original Prospectus Supplement”) that has been issued with respect to the IndyMac INDX Mortgage Loan Trust 2005-AR18 Mortgage Pass-Through Certificates, Series 2005-AR18 (the “Certificates”).

THIS SUPPLEMENT DOES NOT UPDATE ANY INFORMATION REGARDING THE CLASS 1-A-3B AND CLASS 2-A-3B CERTIFICATES AND THIS SUPPLEMENT SHALL NOT BE USED IN CONNECTION WITH THE SALE OR OFFERING OF THE CLASS 1-A-3B AND CLASS 2-A-3B CERTIFICATES.

Annex A to this Supplement (the “Regulation AB Prospectus Supplement”) contains the information from the Original Prospectus Supplement revised solely to comply with the requirements of Regulation AB as if Regulation AB were in effect on September 2, 2005 (the “Original Printing Date”).

This Supplement updates the following sections of the Regulation AB Prospectus Supplement:

•	the “Summary—The Mortgage Loans” section beginning on page S-6 of the Regulation AB Prospectus Supplement;

•	the “Risk Factors” section beginning on page S-23 of the Regulation AB Prospectus Supplement;

•
the “The Mortgage Pool - General - Loan Group 1” and “ - Loan Group 2” sections beginning on page S-36 through page S-42 of the Regulation AB Prospectus Supplement (which are updated in Annex B to this Supplement);

•	the “Servicing of Mortgage Loans - The Master Servicer” section beginning on page S-47 of the Regulation AB Prospectus Supplement;

•	the “The Sponsor” section beginning on page S-49 of the Regulation AB Prospectus Supplement; and

•	the “The Cap Counterparty” section beginning on page S-57 of the Regulation AB Prospectus Supplement.

In addition, the Certificateholder Monthly Distribution Summaries for the Distribution Dates occurring in October 2005 through February 2008 are attached to this Supplement as Annex C and provide information regarding the distributions made to the certificates on the Distribution Dates occurring in October 2005 through February 2008, updated information regarding the Mortgage Loans and certain other information.

In addition, the Prospectus dated November 5, 2007 is attached to this Supplement as Annex D and replaces the Prospectus dated August 26, 2005 that was originally included with the Original Prospectus Supplement (the “Current Prospectus”).

Goldman, Sachs & Co.

March 24, 2008

Summary

The section of the Regulation AB Prospectus Supplement title “Summary—The Mortgage Pool” beginning on page S-6 of the Regulation AB Prospectus Supplement is modified by updating the following information:

As of February 1, 2008, the aggregate current principal balance of the mortgage loans in both loan groups was approximately $1,250,943,912, and the mortgage loans in each of loan group 1 and loan group 2 had the following characteristics:

Loan Group 1

Aggregate Current Principal Balance	$583,586,650
Geographic Concentrations in excess of 10%:
California	32.15%
Florida	15.72%
Weighted Average Original LTV Ratio	73.70%
Weighted Average Mortgage Rate	7.725%
Range of Mortgage Rates	5.880% to 8.712%
Average Current Principal Balance	$247,282
Range of Current Principal Balances	$6,325 to $693,157
Weighted Average Remaining Term to Maturity	330 months
Weighted Average FICO Credit Score	706
Weighted Average Gross Margin	3.065%
Weighted Average Maximum Mortgage Rate	9.954%

Loan Group 2

Aggregate Current Principal Balance	$667,357,262
Geographic Concentrations in excess of 10%:
California	65.30%
Weighted Average Original LTV Ratio	74.56%
Weighted Average Mortgage Rate	7.577%
Range of Mortgage Rates	6.000% to 8.562%
Average Current Principal Balance	$515,732
Range of Current Principal Balances	$142,302 to $1,614,603
Weighted Average Remaining Term to Maturity	330 months
Weighted Average FICO Credit Score	702
Weighted Average Gross Margin	2.920%
Weighted Average Maximum Mortgage Rate	9.954%

Aggregate

Aggregate Current Principal Balance	$1,250,943,912
Geographic Concentrations in excess of 10%:
California	49.83%
Florida	11.08%
Weighted Average Original LTV Ratio	74.16%
Weighted Average Mortgage Rate	7.646%
Range of Mortgage Rates	5.880% to 8.712%
Average Current Principal Balance	$342,349
Range of Current Principal Balances	$6,325 to $1,614,603
Weighted Average Remaining Term to Maturity	330 months
Weighted Average FICO Credit Score	704
Weighted Average Gross Margin	2.988%
Weighted Average Maximum Mortgage Rate	9.954%

2

Risk Factors

The section of the Regulation AB Prospectus Supplement titled “Risk Factors” beginning on page S-23 of the Regulation AB Prospectus Supplement is modified by adding the following Risk Factors “Withdrawal or Downgrading of Initial Ratings is Likely to Affect the Values of the Certificates,” “Recent Developments in the Residential Mortgage Market and the Economy May Adversely Affect the Performance and Market Value of Your Certificates” and “Limited Liquidity in the Secondary Market May Adversely Affect the Market Value of Your Securities” at the end of that section:

Withdrawal or Downgrading of Initial Ratings is Likely to Affect the Values of the Certificates
The rating by each of the rating agencies of the certificates is not a recommendation to purchase, hold or sell the certificates since that rating does not address the market price or suitability for a particular investor. The rating agencies may reduce or withdraw the ratings on the certificates at any time they deem appropriate, and they have done so recently with respect to a substantial number of certificates issued in prior securitizations, including those of the sponsor. In general, the ratings address credit risk and do not address the likelihood of prepayments.

Recent Developments in the Residential Mortgage Market and the Economy May Adversely Affect the Performance and Market Value of Your Certificates
Recently, the residential mortgage market in the United States has experienced difficulties and changed economic conditions that may adversely affect the performance and market value of your certificates. Delinquencies and losses with respect to residential mortgage loans have generally increased in recent months and may continue to increase. The increases in delinquencies and losses have generally been more severe with respect to subprime mortgage loans and second-lien mortgage loans, although more recently delinquencies and losses have risen with respect to “alt-a” mortgage loans (such as the underlying mortgage loans). In addition, in recent months housing prices and appraised values in many states have declined or stopped appreciating, after extended periods of significant appreciation, and housing values are expected to remain level or decrease over the near term. A continued decline or an extended flattening of housing values may result in additional increases in delinquencies and losses on residential mortgage loans. The original loan-to-value ratio information provided in this Supplement with respect to each mortgage loan is based on the value assigned to the related mortgaged property during the origination of that mortgage loan, and any decline in the value of that mortgaged property after the origination of the mortgage loan will result in a higher loan-to-value ratio with respect to that mortgage loan.

Higher delinquency rates and losses may arise in the future because of increases in monthly payments on negative amortization mortgage loans. Borrowers with negative amortization mortgage loans are exposed to higher monthly payments when the related mortgage rate increases from the

3

initial introductory rate to the rate computed in accordance with the applicable index and margin. These increases in borrowers’ monthly payments, together with any rise in prevailing market interest rates, may result in significantly higher monthly payments for borrowers with negative amortization mortgage loans.

Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans may no longer be able to find available replacement loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance, and many of the mortgage loans have prepayment charges that inhibit refinancing. Furthermore, borrowers who intend to sell their homes on or before the expiration of the fixed payment periods on their mortgage loans may find that they cannot sell their properties for an amount equal to or greater than the unpaid principal balance of their loans. These events, alone or in combination, may contribute to higher delinquency rates and losses on the mortgage loans.

Investors should note that delinquencies and losses generally have been increasing with respect to securitizations sponsored by IndyMac Bank, F.S.B. and may continue to increase as a result of the weakening housing market and the seasoning of the mortgage pools in these securitizations. These increases in delinquencies and losses (as adjusted for loan age) are most pronounced for recent vintages and are especially pronounced for those securitized pools that include mortgage loans with higher risk characteristics, including reduced documentation, higher loan-to-value ratios or lower credit scores. See “Static Pool Data” in Appendix A and the internet website referenced in that section for delinquency and loss information regarding certain prior securitized pools of mortgage loans in securitizations sponsored by IndyMac Bank, F.S.B. In addition, numerous residential mortgage loan originators have recently experienced serious financial difficulties and, in some cases, bankruptcy. These difficulties may affect the market value of your certificates. The seller has suspended operation of its conduit channel of origination and recently laid off a significant percentage of its workforce.

The federal government and others continue to urge servicers to be aggressive in modifying mortgage loans to avoid foreclosure. In addition, numerous laws, regulations and rules related to mortgage loans, including foreclosure actions, have been proposed recently by federal, state and local governmental authorities. If enacted, these proposed laws, regulations and rules may result in delays in the foreclosure process, reduced payments by borrowers,

4

permanent forgiveness of debt, modification of the terms of mortgage loans, increased prepayments due to the availability of government sponsored refinancing initiatives and/or increased reimbursable servicing expenses, which are likely to result in delays and reductions in the distributions to be made to certificateholders. Several courts also have taken steps to slow the foreclosure process or to prevent foreclosure altogether. Certificateholders bear the risk that future regulatory and legal developments will occur and result in losses on their certificates, whether due to delayed or reduced distributions or reduced market value.

Many mortgage lenders, including IndyMac Bank, F.S.B., have recently altered their loan programs and underwriting standards, which has in turn has decreased the availability of mortgage credit to prospective borrowers. These events have contributed, and may continue to contribute, to a weakening in the housing market as these adjustments have, among other things, inhibited refinancing and reduced the number of potential homebuyers. The continued use of these loan programs and any future tightening of underwriting standards may contribute to additional increases in delinquencies and losses on residential mortgage loans generally. The tighter underwriting guidelines for residential mortgage loans, coupled with lower levels of home sales and reductions in refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this may continue.

Lack of Liquidity in the Secondary Market May Adversely Affect the Market Value of Your Securities
The secondary mortgage markets are currently experiencing severe and unprecedented disruptions resulting from, among other things, reduced investor demand for mortgage loans and mortgage-backed securities, increased investor yield requirements for those loans and securities, downgrades by the rating agencies of the ratings of monoline insurers and mortgage-backed securities and liquidations of investment portfolios, collateralized debt obligations and structured investment vehicles that contain or relate to mortgage-backed securities. As a result, the secondary market for mortgage-backed securities is experiencing extremely limited liquidity. These conditions may continue or worsen in the future.

Limited liquidity in the secondary market for mortgage-backed securities has had a severe adverse effect on the market value of mortgage-backed securities. Limited liquidity in the secondary market may continue to have a severe adverse effect on the market value of mortgage-backed securities, especially those that are more sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors. See “Risk Factors—Secondary

5

Market For The Securities May Not Exist” in the Current Prospectus.

The Mortgage Pool

The section of the Regulation AB Prospectus Supplement titled “The Mortgage Pool - General” beginning on page S-36 through page S-42 is modified by deleting in their entirety and replacing the Loan Group 1 and Loan Group 2 tables with the tables included as Annex B to this Supplement and by adding the following paragraph at the end of that section:

The FICO Credit Scores referenced in the tables in Annex B with respect to substantially all of the Mortgage Loans were obtained by the sponsor from one or more credit reporting agencies in connection with the origination of those Mortgage Loans.

The Current Principal Balances as listed in the tables in Annex B refer to the unpaid principal balance of the loans as of February 1, 2008, after applicable of scheduled principal, irrespective of any delinquency in payment by the mortgagor, and after application of any liquidation proceeds, principal prepayments and deferred interest.

As of February 1, 2008, 82 of the Group 1 Mortgage Loans and 64 of the Group 2 Mortgage Loans representing 3.72% and 5.13%, respectively, of the pool principal balance, were in foreclosure. As of February 1, 2008, 22 of the Group 1 Mortgage Loans and 11 of the Group 2 Mortgage Loans representing 0.99% and 0.78%, respectively, of the pool principal balance, were in bankruptcy. As of February 1, 2008, 21 of the Group 1 Mortgage Loans and 15 of the Group 2 Mortgage Loans representing 1.01% and 1.01%, respectively, were REO properties. The table below outlines the delinquencies for the Mortgage Loans in each Loan Group:

Loan Group	Delinquent 30 Days (other than the Mortgage Loans in Foreclosure, Bankruptcy or REO Properties) (Count)	Percentage Delinquent 30 Days of Aggregate Principal Balance Outstanding in the Related Loan Group (as of February 1, 2008) (%)	Delinquent 60 Days (other than the Mortgage Loans in Foreclosure, Bankruptcy or REO Properties) (Count)	Percentage Delinquent 60 Days of Aggregate Principal Balance Outstanding in the Related Loan Group (as of February 1, 2008) (%)	Delinquent 90 Days or more (other than the Mortgage Loans in Foreclosure, Bankruptcy or REO Properties) (Count)	Percentage Delinquent 90 Days of Aggregate Principal Balance Outstanding in the Related Loan Group (as of February 1, 2008) (%)
1	101	4.36	43	1.93	46	2.21
2	53	3.97	35	2.55	25	2.02

Servicing of the Mortgage Loans

The section of the Regulation AB Prospectus Supplement titled “Servicing of Mortgage Loans - The Master Servicer” beginning on page S-47 is modified by deleting in its entirety and replacing the first and second paragraphs with the following:

IndyMac Bank will act as master servicer under the pooling and servicing agreement (in such capacity, the “Master Servicer”). The principal executive offices of the Master Servicer are located at 888 East Walnut Street, Pasadena, California 91101. IndyMac Bank has been master servicing mortgage loans since 1993 and servicing mortgage loans directly (servicing without the use of a subservicer) since 1998. It is expected that on the closing date the Master Servicer will be the only entity servicing the Mortgage Loans. As of the date of this Supplement, IndyMac Bank is rated (x) by Fitch, “RPS2 (Rating Watch Negative)” as a servicer of alt/A, prime and subprime mortgage loans (downgraded from “RPS2+” on January 29, 2008), (y) by Moody’s, “SQ2-” as a primary servicer of prime first lien mortgage loans (downgraded from “SQ2” on October 22, 2007), “SQ3+” as primary servicer of subprime first lien

6

mortgage loans and “SQ3+” as a special servicer and (z) by S&P, “strong/stable” as a primary servicer and “average/stable” as a master servicer and special servicer.

The Sponsor

The section of the Regulation AB Prospectus Supplement titled “The Sponsor” beginning on page S-49 is modified by adding the lines below to the end of the table in that section:

2005	$31.37 billion
2006	$39.17 billion
2007	$25.05 billion

The Cap Counterparty

The section of the Regulation AB Prospectus Supplement titled “The Cap Counterparty” beginning on page S-57 is modified by deleting in its entirety and replacing the second paragraph in that section with the following:

The Bank of New York is the principal subsidiary of The Bank of New York Mellon Corporation. The senior debt of The Bank of New York is rated “Aaa” by Moody’s and “AA-” by S&P and Fitch.

7

ANNEX A

A-1

Annex A
PROSPECTUS SUPPLEMENT
(To Prospectus dated August 26, 2005)

$2,363,543,100
(Approximate)
IndyMac MBS, Inc.
Depositor
Sponsor, Seller and Master Servicer
IndyMac INDX Mortgage Loan Trust 2005-AR18
Issuing Entity
Distributions are payable monthly on the 25th day of each month, beginning October 25, 2005

The issuing entity will issue certificates, including the following classes of certificates that are offered pursuant to this prospectus supplement and the accompanying prospectus:

Class	Initial Class Certificate Balance/Initial Notional Amount (1)	Pass-Through Rate (2)	Class	Initial Class Certificate Balance/Initial Notional Amount (1)	Pass-Through Rate (2)
Class 1-A-1	$629,654,000.00	Variable	Class 2-X	$1,163,386,000(3)	Variable
Class 1-A-2	$262,356,000.00	Variable	Class A-R	$100	Variable
Class 1-A-3A	$77,413,000.00	Variable	Class B-1	$12,201,000.00	Variable
Class 1-A-3B	$80,000,000.00	Variable	Class B-2	$49,300,000.00	Variable
Class 2-A-1A	$398,032,000.00	Variable	Class B-3	$33,764,000.00	Variable
Class 2-A-1B	$300,000,000.00	Variable	Class B-4	$14,470,000.00	Variable
Class 2-A-2A	$50,000,000.00	Variable	Class B-5	$13,264,000.00	Variable
Class 2-A-2B	$65,846,000.00	Variable	Class B-6	$10,853,000.00	Variable
Class 2-A-2C	$175,000,000.00	Variable	Class B-7	$9,647,000.00	Variable
Class 2-A-3A	$84,508,000.00	Variable	Class B-8	$7,235,000.00	Variable
Class 2-A-3B	$90,000,000.00	Variable	Class B-X	$198,973,015(3)	Variable
Class 1-X	$1,049,423,000(3)	Variable
__________
(1) This amount is approximate and is subject to a permitted variance in the aggregate of plus or minus 10%.
(2) The classes of certificates offered by this prospectus supplement, together with the method of calculating their pass-through rates, are listed in the tables under “Summary—Description of the Certificates,” beginning on page S-9 of this prospectus supplement.
(3) Each of the Class 1-X, Class 2-X and Class B-X Certificates will consist of an interest-only component and a principal-only component. The initial notional amounts for the Class 1-X, Class 2-X and Class B-X Certificates are set forth in the table above but are not included in the aggregate class certificate balance of the offered certificates.

Consider carefully the risk factors beginning on page S-23 in this prospectus supplement and on page 4 in the prospectus.
The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of IndyMac MBS, Inc., IndyMac Bank, F.S.B., or any of their affiliates.
This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus.

This prospectus supplement and the accompanying prospectus relate only to the offering of the certificates listed above and not to the other classes of certificates that will be issued by the issuing entity.
The assets of the issuing entity will consist primarily of a pool consisting of two loan groups of 30-year conventional adjustable-rate, negative amortization mortgage loans secured by first liens on one- to four- family residential properties.
Credit enhancement for the offered certificates will consist of subordination and with respect to the Class 1-A-3B and Class 2-A-3B Certificates only, the financial guaranty insurance policy issued by Ambac Assurance Corporation. The credit enhancement for each class of certificates varies. The credit enhancement for the certificates is described in more detail in the prospectus supplement.
The group 1 senior certificates (other than the Class 1-X and Class A-R Certificates) will also have the benefit of a yield maintenance agreement with The Bank of New York, as cap counterparty, as described in this prospectus supplement under “Description of the Certificates—The Yield Maintenance Agreement.” The group 2 senior certificates (other than the Class 2-A-2B and Class 2-X Certificates) will also have the benefit of a yield maintenance agreement with The Bank of New York, as cap counterparty, as described in this prospectus supplement under “Description of the Certificates—The Yield Maintenance Agreements.”
The offered certificates are not bank accounts and are not insured by the FDIC or any other governmental entity.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus supplement or the prospectus. Any representation to the contrary is a criminal offense.

Goldman, Sachs & Co. will offer the certificates listed above to the public at varying prices to be determined at the time of sale. The proceeds to the depositor from the sale of these certificates are expected to be approximately 102.826% of the aggregate class certificate balance of the offered certificates plus, with respect to only the Class A-R, Class 1-X, Class 2-X, Class 2-A-2B and Class B-X Certificates, accrued interest, before deducting expenses. See “Method of Distribution” in this prospectus supplement. The offered certificates (other than the Class A-R Certificates) will be available for delivery to investors on or about September 7, 2005 in book-entry form through the facilities of The Depository Trust Company and, upon request, through Clearstream, Luxembourg or the Euroclear System.

Goldman, Sachs & Co.

September 2, 2005

*Explanatory Note: This Annex A contains the information from the prospectus supplement, dated September 2, 2005 (the “Original Prospectus Supplement”), but has been revised solely to comply with the requirements of Regulation AB as if Regulation AB were in effect on September 2, 2005 (the “Original Printing Date”). For updated collateral information and additional updates since the Original Printing Date, please see the supplement dated March 19, 2008 to the Original Prospectus Supplement, as modified by this Annex A.

The Carryover Shortfall Reserve Fund and the Yield Maintenance Reserve Funds	S-104
Taxation of the Class A-R Certificates	S-104
Erisa Considerations	S-105
Method Of Distribution	S-106
Legal Matters	S-107
Experts	S-107
Ratings	S-107
Use of Proceeds	S-108
Schedule 1	S-109
Index of Defined Terms	S-112

Summary

This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of an offering of the certificates, carefully read this prospectus supplement and the accompanying prospectus.

While this summary contains an overview of certain calculations, cash flow priorities and other information to aid your understanding, you should read carefully the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus before making any investment decision.

Issuing Entity

IndyMac INDX Mortgage Loan Trust 2005-AR18, a common law trust formed under the laws of the State of New York.

See “The Issuing Entity” in this prospectus supplement.

Depositor

IndyMac MBS, Inc., a Delaware corporation and a limited purpose finance subsidiary of IndyMac Bank, F.S.B. Its address is 155 North Lake Avenue, Pasadena, California 91101, and its telephone number is (800) 669-2300.

See “The Depositor” in this prospectus supplement and the prospectus.

Sponsor, Seller and Master Servicer

IndyMac Bank, F.S.B., a federal savings bank. Its principal executive offices are located at 888 East Walnut Street, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Trustee

Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at Deutsche Bank National Trust Company c/o DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit and (ii) for all other purposes, at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration IN05AJ, and its telephone number is (714) 247-6000.

Certificate Insurer and the Policy

Ambac Assurance Corporation will unconditionally and irrevocably guarantee certain payments on the Class 1-A-3B and Class 2-A-3B Certificates on each distribution date pursuant to the terms of a financial guaranty insurance policy. The policy will not cover any classes of certificates other than the Class 1-A-3B and Class 2-A-3B Certificates and is subject to certain limitations as described in this prospectus supplement.

See “The Financial Guaranty Insurance Policy and The Certificate Insurer” in this prospectus supplement.

 Cap Counterparty

The Bank of New York, which is the principal subsidiary of The Bank of New York Company, Inc.

Pooling and Servicing Agreement

The pooling and servicing agreement dated as of September 1, 2005 among the seller, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For each mortgage loan, the later of September 1, 2005 and the origination date of that mortgage loan.

Closing Date

On or about September 7, 2005.

The Mortgage Loans

The mortgage pool will consist primarily of 30-year conventional adjustable-rate negative amortization mortgage loans secured by first liens on one- to four-family residential properties. The mortgage rate on each mortgage loan adjusts monthly based on the MTA index. The original principal balances of the mortgage loans in loan group 1 conform to Fannie Mae and Freddie Mac guidelines. The original principal balances of the mortgage loans in loan group 2 may or may not conform to Fannie Mae and Freddie Mac guidelines.

See “The Mortgage Pool” in this prospectus supplement.

The depositor believes that the information set forth in this prospectus supplement regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this prospectus supplement. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this prospectus supplement.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance	$1,143,786,034
Geographic Concentrations in excess of 10%:
California	37.74%
Florida	12.43%
Weighted Average Original LTV Ratio	72.318%
Weighted Average Mortgage Rate	4.9186%
Average Current Principal Balance	$234,430
Weighted Average Remaining Term to Maturity	359 months
Weighted Average FICO Credit Score	708
Weighted Average Gross Margin	3.047%
Weighted Average Maximum Mortgage Rate	9.955%

As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance	$1,267,996,082
Geographic Concentrations in excess of 10%:
California	70.07%
Weighted Average Original LTV Ratio	73.582%
Weighted Average Mortgage Rate	5.0846%
Average Current Principal Balance	$496,280
Weighted Average Remaining Term to Maturity	358 months
Weighted Average FICO Credit Score	708
Weighted Average Gross Margin	2.884%
Weighted Average Maximum Mortgage Rate	9.960%

Description of the Certificates

The issuing entity will issue the following classes of certificates:

Class	Related Loan Group	Initial Class Certificate Balance (1)		Type	Month of Final Scheduled Distribution Date (2)	Initial Rating (Moody’s/S&P) (3)
Offered Certificates
1-A-1	1	$629,654,000		Senior/Super Senior/Variable Rate	October 2036	Aaa/AAA
1-A-2	1	$262,356,000		Senior/Super Senior/Variable Rate	October 2036	Aaa/AAA
1-A-3A	1	$77,413,000		Senior/Support/Variable Rate	October 2036	Aaa/AAA
1-A-3B	1	$80,000,000		Senior/Support/Variable Rate	October 2036	Aaa/AAA
2-A-1A	2	$398,032,000		Senior/Super Senior/Variable Rate	October 2036	Aaa/AAA
2-A-1B	2	$300,000,000		Senior/Super Senior/Variable Rate	October 2036	Aaa/AAA
2-A-2A	2	$50,000,000		Senior/Super Senior/Support/Variable Rate	October 2036	Aaa/AAA
2-A-2B	2	$65,846,000		Senior/Super Senior/Support/Variable Rate	October 2036	Aaa/AAA
2-A-2C	2	$175,000,000		Senior/Super Senior/Support/Variable Rate	October 2036	Aaa/AAA
2-A-3A	2	$84,508,000		Senior/Support/Variable Rate	October 2036	Aaa/AAA
2-A-3B	2	$90,000,000		Senior/Support/Variable Rate	October 2036	Aaa/AAA
1-X	1	$1,049,423,000	(4)	Senior/Variable Rate/Component	October 2036	Aaa/AAA
2-X	2	$1,163,386,000	(5)	Senior/Variable Rate/Component	October 2036	Aaa/AAA
A-R	1	$100		Senior/REMIC Residual	October 2036	Aaa/AAA
B-X	1 and 2	$198,973,015	(6)	Senior/Variable Rate/Component	October 2036	Aa1/AAA
B-1	1 and 2	$12,201,000		Subordinate/ Variable Rate	October 2036	Aa1/AA+
B-2	1 and 2	$49,300,000		Subordinate/ Variable Rate	October 2036	Aa2/AA
B-3	1 and 2	$33,764,000		Subordinate/ Variable Rate	October 2036	A1/AA-
B-4	1 and 2	$14,470,000		Subordinate/ Variable Rate	October 2036	A2/A+
B-5	1 and 2	$13,264,000		Subordinate/ Variable Rate	October 2036	A3/A-
B-6	1 and 2	$10,853,000		Subordinate/ Variable Rate	October 2036	Baa1/BBB+
B-7	1 and 2	$9,647,000		Subordinate/ Variable Rate	October 2036	Baa2/BBB
B-8	1 and 2	$7,235,000		Subordinate/ Variable Rate	October 2036	Baa3/BBB-
Non-Offered Certificates(7)
P-1	1	$100		Prepayment Charges	N/A	N/A
P-2	2	$100		Prepayment Charges	N/A	N/A
B-9	1 and 2	$16,882,000		Subordinate/ Variable Rate	October 2036	NR/BB

B-10	1 and 2	$18,088,000	Subordinate/ Variable Rate	October 2036	NR/B
B-11	1 and 2	$13,269,015	Subordinate/ Variable Rate	October 2036	NR/NR
_________________
(1)	This amount is subject to a permitted variance in the aggregate of plus or minus 10% depending on the amount of mortgage loans actually delivered on the closing date.

(2)	The month of the final scheduled distribution date was determined as described under “Yield, Prepayment and Maturity Considerations” in this prospectus supplement.

(3)
The offered certificates will not be offered unless they are assigned ratings that are not lower than the indicated ratings by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”). A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. See “Ratings” in this prospectus supplement.

(4)
Solely for purposes of determining distributions of principal and interest and the allocation of realized losses and net deferred interest on the mortgage loans, the Class 1-X Certificates are comprised of two components that are not separately transferable: an interest-only component (the “Class 1-X IO Component”) and a principal-only component (the “Class 1-X PO Component”). The Class 1-X IO Component is a notional amount, interest only component that will not have a principal balance. The Class 1-X PO Component will have a component principal balance (initially zero). The notional amount of the Class 1-X Certificates will equal the notional amount of the Class 1-X IO Component. The class certificate balance of the Class 1-X Certificates will equal the component principal balance of the Class 1-X PO Component.

The component notional amount of the Class 1-X IO Component immediately prior to any distribution date will equal the aggregate class certificate balance of the group 1 senior certificates immediately prior to that distribution date. The component principal balance of the Class 1-X PO Component will initially be zero and will increase by the amount of net deferred interest from the group 1 mortgage loans allocated to the Class 1-X IO Component, as described under “Description of the Certificates—Interest” in this prospectus supplement. The component principal balance of the Class 1-X PO Component will be reduced by all amounts actually distributed as principal on that component and all realized losses applied in reduction of principal on that component on all prior distribution dates as described under “Description of the Certificates” in this prospectus supplement.

(5)
Solely for purposes of determining distributions of principal and interest and the allocation of realized losses and net deferred interest on the mortgage loans, the Class 2-X Certificates are comprised of two components that are not separately transferable: an interest-only component (the “Class 2-X IO Component”) and a principal-only component (the “Class 2-X PO Component”). The Class 2-X IO Component is a notional amount, interest only component that will not have a principal balance. The Class 2-X PO Component will have a component principal balance (initially zero). The notional amount of the Class 2-X Certificates will equal the notional amount of the Class 2-X IO Component. The class certificate balance of the Class 2-X Certificates will equal the component principal balance of the Class 2-X PO Component.

The component notional amount of the Class 2-X IO Component immediately prior to any distribution date will equal the aggregate class certificate balance of the group 2 senior certificates immediately prior to that distribution date. The component principal balance of the Class 2-X PO Component will initially be zero and will increase by the amount of net deferred interest from the group 2 mortgage loans allocated to the Class 2-X IO Component, as described under “Description of the Certificates—Interest” in this prospectus supplement. The component principal balance of the Class 2-X PO Component will be reduced by all amounts actually distributed as principal on that component and all realized losses applied in reduction of principal on that component on all prior distribution dates as described under “Description of the Certificates” in this prospectus supplement.

(6)
Solely for purposes of determining distributions of principal and interest and the allocation of realized losses and net deferred interest on the mortgage loans, the Class B-X Certificates are comprised of two components that are not separately transferable: an interest-only component (the “Class B-X IO Component”) and a principal-only component (the “Class B-X PO Component”). The Class B-X IO Component is a notional amount, interest only component that will not have a principal balance. The Class B-X PO Component will have a component principal balance (initially zero). The notional amount of the Class B-X Certificates will equal the notional amount of the Class B-X IO Component. The class certificate balance of the Class B-X Certificates will equal the component principal balance of the Class B-X PO Component.

The component notional amount of the Class B-X IO Component immediately prior to any distribution date will equal the aggregate class certificate balance of the subordinated certificates immediately prior to that distribution date. The component principal balance of the Class B-X PO Component will initially be zero and will increase by the amount of net deferred interest from the mortgage loans allocated to the Class B-X IO Component, as described under “Description of the Certificates—Interest” in this prospectus supplement. The component principal balance of the Class B-X PO Component will be reduced by all amounts actually distributed as principal on that component and all realized losses applied in reduction of principal on that component on all prior distribution dates as described under “Description of the Certificates” in this prospectus supplement.

(7)
The Class P-1, Class P-2, Class B-9, Class B-10 and Class B-11 Certificates are not offered by this prospectus supplement. The Class P-1 and Class P-2 Certificates will be entitled to receive all prepayment charges collected on the mortgage loans. Any information contained in this prospectus supplement with respect to these certificates is provided only to permit a better understanding of the offered certificates.

The certificates also will have the following characteristics:

Class	Pass-Through Rate Before and Including the Optional Termination Date (1)	Pass-Through Rate After the Optional Termination Date (2)	Interest Accrual Period	Interest Accrual Convention
Offered Certificates
1-A-1	LIBOR + 0.310%(3)	LIBOR + 0.620%(3)	(4)	Actual/360 (5)
1-A-2	LIBOR + 0.810%(3)	LIBOR + 1.620%(3)	(4)	Actual/360 (5)
1-A-3A	LIBOR + 0.440%(3)	LIBOR + 0.880%(3)	(4)	Actual/360 (5)
1-A-3B	LIBOR + 0.340%(3)	LIBOR + 0.680%(3)	(4)	Actual/360 (5)
2-A-1A	LIBOR + 0.310%(3)	LIBOR + 0.620%(3)	(4)	Actual/360 (5)
2-A-1B	LIBOR + 0.780%(3)	LIBOR + 1.560%(3)	(4)	Actual/360 (5)
2-A-2A	LIBOR + 0.380%(3)	LIBOR + 0.760%(3)	(4)	Actual/360 (5)
2-A-2B	(6)	(6)	calendar month (7)	30/360 (8)
2-A-2C	LIBOR + 0.610%(3)	LIBOR + 1.220%(3)	(4)	Actual/360 (5)
2-A-3A	LIBOR + 0.440%(3)	LIBOR + 0.880%(3)	(4)	Actual/360 (5)
2-A-3B	LIBOR + 0.340%(3)	LIBOR + 0.680%(3)	(4)	Actual/360 (5)
1-X	(9)	(9)	calendar month (7)	30/360 (8)
2-X	(10)	(10)	calendar month (7)	30/360 (8)
A-R	(11)	(11)	calendar month (7)	30/360 (8)
B-X	(12)	(12)	calendar month (7)	30/360 (8)
B-1	LIBOR + 0.580%(13)	LIBOR + 0.870%(13)	(4)	Actual/360 (5)
B-2	LIBOR + 0.630%(13)	LIBOR + 0.945%(13)	(4)	Actual/360 (5)
B-3	LIBOR + 0.880%(13)	LIBOR + 1.320%(13)	(4)	Actual/360 (5)
B-4	LIBOR + 0.940%(13)	LIBOR + 1.410%(13)	(4)	Actual/360 (5)
B-5	LIBOR + 1.080%(13)	LIBOR + 1.620%(13)	(4)	Actual/360 (5)
B-6	LIBOR + 1.250%(13)	LIBOR + 1.875%(13)	(4)	Actual/360 (5)
B-7	LIBOR + 1.250%(13)	LIBOR + 1.875%(13)	(4)	Actual/360 (5)
B-8	LIBOR + 1.250%(13)	LIBOR + 1.875%(13)	(4)	Actual/360 (5)
Non-Offered Certificates
P-1	(14)	(14)	N/A	N/A
P-2	(14)	(14)	N/A	N/A
B-9	LIBOR + 1.250%(13)	LIBOR + 1.875%(13)	(4)	Actual/360 (5)
B-10	LIBOR + 1.250%(13)	LIBOR + 1.875%(13)	(4)	Actual/360 (5)
B-11	LIBOR + 1.250%(13)	LIBOR + 1.875%(13)	(4)	Actual/360 (5)
_________________
(1)
Reflects the pass-through rate calculation up to and including the earliest possible distribution date on which the master servicer has the option to purchase the mortgage loans as described in this prospectus supplement under “Description of the Certificates—Termination of the Issuing Entity; Optional Termination.”

(2)
Reflects the pass-through rate calculation if the option to purchase the mortgage loans is not exercised by the master servicer at the earliest possible distribution date as described in this prospectus supplement under “Description of the Certificates—Termination of the Issuing Entity; Optional Termination.”

(3)
The pass-through rate for these classes of certificates for any interest accrual period will be a per annum rate equal to the least of (x) LIBOR for that interest accrual period plus the applicable pass-through margin for that class of certificates, (y) the related net rate cap for that distribution date and (z) the maximum cap rate. LIBOR for each interest accrual period is calculated as described in this prospectus supplement under “Description of the Certificates-Determination of LIBOR.”

(4)
The interest accrual period for any distribution date will be the period beginning on the preceding distribution date (or in the case of the first distribution date, on the closing date) and ending on the day immediately preceding that distribution date.

(5)	Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the interest accrual period.

(6)
The pass-through rate for this class of certificates for any interest accrual period will be a per annum rate equal to the lesser of (x) MTA for that interest accrual period plus 1.40% and (y) the related net wac cap for that distribution date. MTA for each interest accrual period is calculated as described in this prospectus supplement under “Description of the Certificates—Determination of MTA.”

(7)	The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(8)	Interest will accrue at the rate described in this table based on a 360-day year that consists of twelve 30-day months.

(9)
The pass-through rate for this class of certificates for the interest accrual period for any distribution date will be equal to the excess, if any, of (x) the weighted average adjusted net mortgage rate for the group 1 mortgage loans for that distribution date over (y) the product of (i) the weighted average pass-through rate on the group 1 senior floating rate certificates for that distribution date, adjusted for the related interest accrual period, and (ii) a fraction, the numerator of which is the aggregate class certificate balance of the group 1 senior floating rate certificates immediately prior to such distribution date and the denominator of which is the aggregate class certificate balance of the group 1 senior certificates immediately prior to such distribution date. Notwithstanding the foregoing, on each distribution date, the interest that would otherwise be distributable to the Class 1-X-IO Component based on the pass-through rate described above (after giving effect to any reduction in respect of net deferred interest allocated to the Class 1-X IO Component on such distribution date), will be reduced by the amount, if any, that is necessary to fund payment of any carryover shortfall amounts to the holders of the group 1 senior floating rate certificates after giving effect to distributions from the related yield maintenance fund. See “Description of the Certificates—Carryover Shortfall Amounts” in this prospectus supplement.

(10)
The pass-through rate for this class of certificates for the interest accrual period for any distribution date will be equal to the excess, if any, of (x) the weighted average adjusted net mortgage rate for the group 2 mortgage loans over (y) the product of (i) the weighted average pass-through rate on the group 2 senior floating rate certificates, adjusted for the related interest accrual period, and (ii) a fraction, the numerator of which is the aggregate class certificate balance of the group 2 senior floating rate certificates immediately prior to such distribution date and the denominator of which is the aggregate class certificate balance of the group 2 senior certificates immediately prior to such distribution date. Notwithstanding the foregoing, on each distribution date, the interest that would otherwise be distributable to the Class 2-X IO Component based on the pass-through rate described above (after giving effect to any reduction of net deferred interest allocated to the Class 2-X IO Component on such distribution date), will be reduced by the amount, if any, that is necessary to fund payment of any carryover shortfall amounts to the holders of the group 2 senior LIBOR certificates after giving effect to distributions from the related yield maintenance fund. See “Description of the Certificates—Carryover Shortfall Amounts” in this prospectus supplement.

(11)
The pass-through rate for this class of certificates on any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the group 1 mortgage loans for that distribution date.

(12)
The pass-through rate for this class of certificates for the interest accrual period for any distribution date will equal the excess, if any, of (x) the subordinate weighted average adjusted net mortgage rate for that distribution date over (y) the product of (i) the weighted average pass-through rate on the subordinated floating rate certificates for that interest accrual period, adjusted for the related interest accrual period, and (ii) a fraction, the numerator of which is the aggregate class certificate balance of the subordinated floating rate certificates immediately prior to such distribution date and the denominator of which is the aggregate class certificate balance of the subordinated certificates immediately prior to such distribution date. Notwithstanding the foregoing, on each distribution date, the interest that would otherwise be distributable to the Class B-X IO Component based on the pass-through rate described above (after giving effect to any reduction of net deferred interest allocated to the Class B-X IO Component on such distribution date), will be reduced by the amount, if any, that is necessary to fund payment of any carryover shortfall amounts to the holders of the subordinated floating rate certificates. See “Description of the Certificates— Carryover Shortfall Amounts— Carryover Shortfall Reserve Fund” in this prospectus supplement.

(13)
The pass-through rate for each class of subordinated floating rate certificates for the interest accrual period for any distribution date will be a per annum rate equal to the lesser of (i) LIBOR plus the applicable pass-through margin for that class of certificates and (ii) the subordinate net wac cap for that distribution date.

(14)	The Class P-1 and Class P-2 Certificates will not accrue any interest.

See “Description of the Certificates” in this prospectus supplement.

Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

Designation	Class of Certificates
Senior Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3A, Class 1-A-3B, Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C, Class 2-A-3A, Class 2-A-3B, Class 1-X, Class 2-X and Class A-R Certificates
Subordinated Certificates	Class B-X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10 and Class B-11 Certificates
Group 1 Senior Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3A, Class 1-A-3B, Class 1-X and Class A-R Certificates
Group 1 LIBOR Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3A and Class 1-A-3B Certificates
Group 1 Senior Floating Rate Certificates	Group 1 LIBOR Certificates and Class 1-X IO Component
Group 2 Senior Certificates	Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C, Class 2-A-3A, Class 2-A-3B and Class 2-X Certificates
Group 2 LIBOR Certificates	Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2C, Class 2-A-3A and Class 2-A-3B Certificates
Group 2 Senior Floating Rate Certificates	Group 2 LIBOR Certificates and Class 2-A-2B Certificates and Class 2-X IO Component
LIBOR Certificates	Group 1 LIBOR Certificates, Group 2 LIBOR Certificates and Subordinated Floating Rate Certificates
Subordinated LIBOR Certificates	Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10 and Class B-11 Certificates
Subordinated Floating Rate Certificates	Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10 and Class B-11 Certificates
Offered Certificates	Senior and Subordinated Certificates (other than the Class B-9, Class B-10 and Class B-11 Certificates)
Super Senior Certificates	Class 1-A-1, Class 1-A-2, Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates
Support Certificates	Class 1-A-2, Class 1-A-3A, Class 1-A-3B, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C, Class 2-A-3A and Class 2-A-3B Certificates
Components	Class 1-X PO, Class 1-X IO, Class 2-X PO, Class 2-X IO, Class B-X IO and Class B-X PO Components
Principal Only Components	Class 1-X PO, Class 2-X PO and Class B-X PO Components

Record Date

The record date (x) for the LIBOR Certificates, so long as such certificates are book-entry certificates, is the business day immediately prior to that distribution date and (y) for any other class of certificates and any definitive certificates, is the last business day of the month immediately preceding the month of that distribution date.

Denominations

The Offered Certificates (other than the Class A-R Certificates):

$25,000 and multiples of $1,000.

Class A-R Certificates:

$100.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company in the United States and through the Euroclear System in Europe, or upon request, through Clearstream, Luxembourg in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this prospectus supplement and as more fully provided for in the pooling and servicing agreement.

See “Description of the Certificates—Book-Entry Certificates” and “—Restrictions on Transfer of the Class A-R Certificates” in this prospectus supplement.

Distribution Dates

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions the next business day. The first distribution date is scheduled for October 25, 2005.

Components

Solely for purposes of determining distributions of principal and interest and the allocation of realized losses and net deferred interest on the mortgage loans, each of the Class 1-X, Class 2-X and Class B-X Certificates will be comprised of two components: an IO Component and a PO Component. Each IO Component is an interest only component that will not have a component principal balance but will accrue interest on its component notional amount described in this prospectus supplement. Each PO Component will have a component principal balance (initially, zero) that will increase by the amount of net deferred interest that is allocated to the related IO Component as described under “Description of the Certificates - Interest” in this prospectus supplement. The class certificate balance, if any, of the Class 1-X, Class 2-X or Class B-X Certificates will equal the component principal balance of its PO Component.

The holders of each of the Class 1-X, Class 2-X and Class B-X Certificates will be entitled to receive distributions of interest and principal on any distribution date to the extent of the amount of interest or principal distributed with respect to the related components on such distribution date. Holders of the Class 1-X, Class 2-X and Class B-X Certificates may not transfer any component separately.

Interest Distributions

The related interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates and component is shown in the table on page S-10.

On each distribution date, to the extent funds are available for the related loan group, each interest-bearing class and component of certificates will be entitled to receive:

•
interest accrued at the applicable pass-through rate during the related interest accrual period on its class certificate balance or component notional amount, as applicable, immediately prior to that distribution date; plus

•	any interest remaining unpaid from prior distribution dates; minus

•	any net deferred interest allocated to that class or component for that distribution date.

Effect of negative amortization. If an increase in the mortgage rate causes interest to accrue on a mortgage loan for a given month in excess of the monthly payment made for that mortgage loan, the amount of that excess will be added to the outstanding principal balance of that mortgage loan in the form of deferred interest. The amount of interest distributable on a distribution date with respect to any class or component of certificates will be reduced by the amount, if any, of net deferred interest for that distribution date that is allocated to such class of certificates, as described under “Description of the Certificates—Interest” in this prospectus supplement. For any distribution date, the amount of deferred interest on the mortgage loans in a loan group that will be allocated to the related classes of certificates will equal the excess, if any, of the interest deferred on the related mortgage loans from the previous due date to the due date related to that distribution date over the amount of principal prepayments received on the mortgage loans in that loan group during the prepayment period related to that distribution date (this amount is referred to as the “net deferred interest”). In the case of any class of certificates other than the notional amount certificates, the net deferred interest allocated to that class of certificates will be added as principal to the outstanding class certificate balance of such class of certificates. With respect to a class of notional amount certificates, the net deferred interest allocated to the related IO Component will be added as principal to the outstanding component principal balance of the related PO Component.

See “Description of the Certificates—Interest” in this prospectus supplement.

When a borrower makes a full or partial prepayment on a mortgage loan, the amount of interest that the borrower is required to pay may be less than the amount of interest certificateholders would otherwise be entitled to receive with respect to the mortgage loan. The master servicer is required to reduce its servicing compensation to offset this shortfall but the reduction for any distribution date is limited to an amount equal to the product of one-twelfth of 0.125% multiplied by the pool balance as of the first day of the prior month. If the aggregate amount of interest shortfalls resulting from prepayments on the mortgage loans exceeds the amount of the reduction in the master servicer’s servicing compensation, the interest entitlement for each related class and component of certificates will be reduced proportionately by the amount of this excess. The financial guaranty insurance policy will not cover prepayment interest shortfalls.

See “Servicing of the Mortgage Loans—Servicing Compensation and Payment of Expenses” and “—Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans” in this prospectus supplement.

For each class of certificates, any unpaid interest amount (which is interest due, but not distributed, on a prior distribution date) will be distributable as and to the extent described in this prospectus supplement.

Allocation of Net Interest Shortfalls

For any distribution date, the interest entitlement for each interest-bearing class and component of certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans in the related loan group resulting from:

•	prepayments on the mortgage loans; and

•	reductions in the mortgage rate on the related mortgage loans due to Servicemembers Civil Relief Act reductions or debt service reductions.

Net interest shortfalls for a loan group on any distribution date will be allocated pro rata among all interest-bearing classes and components of the related senior certificates based on their respective entitlements and the classes and components of subordinated certificates, based on interest accrued on each such subordinated class’ share of the subordinated portion, as described more fully in this prospectus supplement under “Description of the Certificates—Interest,” in each case before taking into account any reduction in the interest entitlements due to shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the related classes and components of certificates in the order described below under “—Priority of Distributions Among Certificates,” interest will be distributed on each class and component of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class and component of certificates will be entitled to receive on the next distribution date.

See “Description of the Certificates—Interest” in this prospectus supplement.

Principal

Principal will be distributed on each class or component of certificates entitled to receive principal distributions on each distribution date as described in this prospectus supplement.

The IO Components of the notional amount certificates are interest only components and are not entitled to distributions of principal.

See “Description of the Certificates—Principal” in this prospectus supplement.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and generally consists of the following with respect to the mortgage loans in a loan group (after the fees and expenses described under the next heading are subtracted):

•	all scheduled installments of interest and principal due and received on the mortgage loans in that loan group in the applicable period, together with any advances with respect to them;

•
all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer’s normal servicing procedures;

•
net proceeds from the liquidation of defaulted mortgage loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

•	subsequent recoveries with respect to mortgage loans in that loan group;

•
partial or full prepayments with respect to mortgage loans in that loan group collected during the applicable period, together with interest paid in connection with the prepayment, other than certain excess amounts payable to the master servicer, and the compensating interest; and

•
any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan in that loan group repurchased by a seller or originator or purchased by the master servicer during the applicable period.

Fees and Expenses

The amounts available for distribution on the certificates on any distribution date generally will not include the following amounts:

•
the servicing fee and additional servicing compensation due to the master servicer (as described in this prospectus supplement under “Servicing of the Mortgage Loans—Servicing Compensation and Payment of Expenses” and “Description of the Certificates—Priority of Distributions Among Certificates”);

•	the monthly premium payable to the certificate insurer;

•	the trustee fee due to the trustee;

•	any lender paid mortgage insurance premiums;

•	amounts reimbursed to the master servicer and the trustee in respect of advances previously made by them and other amounts for which the master servicer and the trustee are entitled to be reimbursed;

•	all prepayment charges (which are distributable only to the Class P-1 and Class P-2 Certificates); and

•	all other amounts for which the depositor, the seller or the master servicer is entitled to be reimbursed from the certificate account pursuant to the pooling and servicing agreement.

Any amounts paid in respect of fees and expenses from collections on the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Servicing Fee

The master servicer will be paid a monthly fee (referred to as the servicing fee) with respect to each mortgage loan that will equal one-twelfth of the stated principal balance of such mortgage loan multiplied by the servicing fee rate. The servicing fee rate for each mortgage loan will be 0.375% per annum. The amount of the servicing fee is subject to adjustment with respect to certain prepaid mortgage loans, as described under “Servicing of the Mortgage Loans—Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans” in this prospectus supplement.

Additional Servicing Compensation

The master servicer is also entitled to receive, as additional servicing compensation, assumption fees and other similar charges (excluding prepayment charges and late payment fees), all investment income earned on amounts on deposit in certain of the issuing entity’s accounts and excess proceeds with respect to the mortgage loans as described under “Servicing of the Mortgage Loans — Servicing Compensation and Payment of Expenses” in this prospectus supplement.

Source and Priority of Distributions

These amounts will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

See “Servicing of the Mortgage Loans—Servicing Compensation and Payment of Expenses” and “Description of the Certificates—Priority of Distributions Among Certificates” in this prospectus supplement.

Certificate Insurer Premium and Reimbursement of Amounts Owed to the Certificate Insurer

The certificate insurer will receive a monthly premium on each distribution date equal to the sum of (a) the product of (x) the Class 1-A-3B policy premium rate for such distribution date and (y) the class certificate balance of the Class 1-A-3B Certificates (determined prior to giving effect to distributions on that date) and (b) the product of (x) the Class 2-A-3B policy premium rate for such distribution date and (y) the class certificate balance of the Class 2-A-3B Certificates (determined prior to giving effect to distributions on that date), plus unreimbursed guaranteed distributions and other amounts due to the certificate insurer under the commitment letter, together in each case with interest thereon at the late payment rate.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

•	to the certificate insurer, the monthly premium for the policy for that distribution date;

•
to interest on each interest-bearing class and component of senior certificates related to that loan group, pro rata, based on their respective interest distribution amounts; provided, however, that on each distribution date, to the extent of the related required reserve fund deposit for such date, the amount of current interest that would otherwise be distributable on an IO component of a class of senior notional amount certificates (after giving effect to any reduction in respect of net deferred interest allocated to that IO component on that distribution date) will be deposited to the carryover shortfall reserve fund and will not be distributed to the related class of senior notional amount certificates;

•	to the certificate insurer, any reimbursement amounts;

•
to principal of the classes and components of senior certificates relating to that loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;

•
from remaining available funds for both loan groups, to interest on and then principal of the Class B-X Certificates; provided, however, that any distributions of interest to which the Class B-X Certificates are otherwise entitled (after allocation of net deferred interest) will first be deposited into the carryover shortfall reserve fund and will not be distributed to the Class B-X Certificates except as described below;

•
to each class of floating rate certificates, any carryover shortfall amounts to the extent of amounts on deposit in the carryover shortfall reserve fund from the related notional amount certificates and, with respect to the senior LIBOR certificates only, after giving effect to distributions from the related yield maintenance reserve fund and in the manner, order and priority described below under “—Carryover Shortfall Reserve Fund;”

•
from available funds from both loan groups, to interest on and then principal of the classes of subordinated certificates, in the order of their seniority, beginning with the Class B-1 Certificates, in each case subject to the limitations set forth below; and

•	any remaining available amounts, to the Class A-R Certificates.

Distributions of interest and principal, as applicable, on the Class 1-A-1, Class 1-A-2, Class 1-A-3A, Class 1-A-3B, Class 1-X and Class A-R Certificates will primarily be based on collections from the group 1 mortgage loans. Distributions of interest and principal, as applicable, on the Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C, Class 2-A-3A, Class 2-A-3B and Class 2-X Certificates will primarily be based on collections from the group 2 mortgage loans. Distributions of interest and principal, as applicable, on each class of subordinated certificates will be based on collections from both the group 1 mortgage loans and group 2 mortgage loans.

Carryover Shortfall Reserve Fund

On each distribution date, all amounts distributable as interest to an IO component will be deposited in the carryover shortfall reserve fund. Amounts deposited in the carryover shortfall reserve fund from the Class 1-X IO Component will be distributed to cover carryover shortfall amounts on the group 1 senior floating rate certificates. Amounts deposited in the carryover shortfall reserve fund from the Class 2-X IO Component will be distributed to pay carryover shortfall amounts on the group 2 senior floating rate certificates. Amounts deposited in the carryover shortfall reserve fund from the Class B-X IO Component will be distributed to pay carryover shortfall amounts on the subordinated floating rate certificates.

Any amounts that were distributable to an IO component but were not used to pay carryover shortfall amounts as described above will be distributed to the related class of notional amount certificates.

Holders of the notional amount certificates will not be entitled to reimbursement for any amounts in respect of interest otherwise payable to an IO component that was used to pay carryover shortfall amounts on other classes of certificates.

Principal Distributions

Generally, principal collections (net of amounts used to offset the deferred interest as described in this prospectus supplement) from the mortgage loans in a loan group are allocated to the related classes and components of senior certificates as set forth below, and any remainder is allocated to the classes and components of subordinated certificates:

•
in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related classes and components of senior certificates is based on the ratio of the aggregate class certificate balance and component balance of the related classes and components of senior certificates to the aggregate stated principal balance of the mortgage loans in that loan group and

•
in the case of principal prepayments on the mortgage loans in a loan group, the amount allocated to the related classes and components of senior certificates is based on a fixed percentage (equal to 100%) until the tenth anniversary of the first distribution date, at which time the percentage will step down as described in this prospectus supplement, if the specified conditions are met.

Notwithstanding the foregoing,

•
no decrease in the senior prepayment percentage related to a loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied and

•
if the aggregate subordination percentage meets a certain threshold and certain conditions related to loss and delinquency performance of the mortgage loans in each loan group are satisfied (referred to as the “two-times test”), each senior prepayment percentage will step down prior to the tenth anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Each IO component does not have a class certificate balance and is not entitled to any distributions of principal but will bear interest during each interest accrual period on its component notional amount.

See “Description of the Certificates—Principal” in this prospectus supplement.

Senior Certificates:

On each distribution date, the principal amount for each loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the classes and components of senior certificates as follows:

•	with respect to loan group 1, in the following priority:

1) to the Class A-R Certificates, until its class certificate balance is reduced to zero;

2) concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3A and Class 1-A-3B Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

3) to the Class 1-X PO Component, until its component principal balance is reduced to zero.

•	with respect to loan group 2, in the following priority:

1) concurrently, to the 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C, Class 2-A-3A and Class 2-A-3B Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

2) to the Class 2-X PO Component, until its component principal balance is reduced to zero.

Notwithstanding the foregoing, on each distribution date on and after the senior credit support depletion date, the principal amount for the related loan group will be distributed, concurrently as principal of the classes and components of senior certificates corresponding to that loan group, pro rata, in accordance with their respective class certificate balances immediately prior to that distribution date.

Subordinated Certificates; Applicable Credit Support Percentage Trigger

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the classes and components of subordinated certificates in order of their distribution priorities, beginning with the Class B-X Certificates, until their respective class certificate balances are reduced to zero. Each class and component of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount from all loan groups; provided, that if the applicable credit support percentage of a class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest distribution priority and the Class B-X Certificates) is less than the original applicable credit support percentage for that class (referred to as a “restricted class”), the restricted class will not receive distributions of net principal prepayments. Instead, the portion of net principal prepayments otherwise distributable to the restricted class will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

The Yield Maintenance Agreement

The issuing entity will also have the benefit of two interest rate cap contracts, one for the benefit of group 1 floating rate certificates and one for the benefit of the group 2 LIBOR certificates. The yield maintenance agreements will be evidenced by a confirmation between the issuing entity and the cap counterparty. Amounts received from the cap counterparty on a yield maintenance agreements will be deposited in the related yield maintenance reserve fund created under the pooling and servicing agreement.

Beginning on the distribution date in November 2005, amounts received by the trustee in respect of the yield maintenance agreements will be available as described in this prospectus supplement to pay carryover shortfall amounts with respect to the related classes of certificates, pro rata, based on their respective class certificate balances.

Payments under the yield maintenance agreements will be made pursuant to the formulas described in “Description of the Certificates—Carryover Shortfall Amounts” in this prospectus supplement. Any amounts received in excess of the amount necessary to cover the amounts described above will be paid as described under “Description of the Certificates—Carryover Shortfall Amounts” in this prospectus supplement.

Required Repurchases, Substitutions or Purchases of Mortgage Loans

The seller will make certain representations and warranties relating to the mortgage loans pursuant to the pooling and servicing agreement. If with respect to any mortgage loan any of the representations and warranties are breached in any material respect as of the date made, or an uncured material document defect exists, the seller will be obligated to repurchase or substitute for the mortgage loan as further described in this prospectus supplement under “Description of the Seller—Representations by Seller; Repurchases, etc.”

The master servicer is permitted to modify any mortgage loan in lieu of refinancing at the request of the related mortgagor, provided that the master servicer purchases the mortgage loan from the issuing entity immediately preceding the modification. See “Servicing of the Mortgage Loans—Certain Modifications and Refinancings” in this prospectus supplement.

Allocation of Realized Losses

On each distribution date, the amount of any realized losses on the mortgage loans will be allocated as follows:

•
first, to the classes of subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates outstanding with the lowest distribution priority until their respective class certificate balances are reduced to zero; provided that the Class B-X Certificates will not be allocated any realized losses until the class certificate balances of the other classes of subordinated certificates has been reduced to zero;

•	then to the senior certificates and components of the related senior certificate group as follows:

•
to the group 1 senior certificates, pro rata, until their class certificate balances have been reduced to zero; provided, however, that any realized losses on the group 1 mortgage loans that would otherwise be allocated to the Class 1-A-1 and Class 1-A-2 Certificates will instead be allocated, concurrently, to the Class 1-A-3A and Class 1-A-3B Certificates, pro rata, until their respective class certificate balances are reduced to zero, and, after the class certificate balances of the Class 1-A-3A and Class 1-A-3B Certificates are reduced to zero, any realized losses on the group 1 mortgage loans that would otherwise be allocated to the Class 1-A-1 Certificates will instead be allocated to the Class 1-A-2 Certificates until its class certificate balance is reduced to zero; and

•
to the group 2 senior certificates, pro rata, until their class certificate balances have been reduced to zero; provided, however, that any realized losses on the group 2 mortgage loans that would otherwise be allocated to the Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates will instead be allocated, concurrently, to the Class 2-A-3A and Class 2-A-3B Certificates, pro rata, until their respective class certificate balances are reduced to zero, and, after the class certificate balances of the Class 2-A-3A and Class 2-A-3B Certificates are reduced to zero, any realized losses on the group 1 mortgage loans that would otherwise be allocated to the Class 2-A-1A and Class 2-A-1B Certificates will instead be allocated concurrently to the Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the subordinated certificates. Except to the extent described in this prospectus supplement, the Class B-X Certificates will have a distribution priority over the other classes of subordinated certificates. Among the subordinated certificates, each class of subordinated certificates will have a distribution priority over the class or classes of certificates with a higher numerical designation (other than the Class B-X Certificates), if any.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against most losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest priority of distribution, and second to the related senior certificates and component in accordance with the priorities set forth under “Description of the Certificates—Allocation of Losses” in this prospectus supplement. However, any realized losses on the mortgage loans in a loan group that would otherwise be allocated to the related class of super senior certificates will instead be allocated to the related class or component of support certificates until its class certificate balance or component balance is reduced to zero.

Additionally, as described above under “—Principal Distributions,” unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of unscheduled payments of principal between the related senior certificates and the subordinated certificates) will exceed the related senior percentage (which represents such senior certificates’ pro rata percentage interest in the mortgage loans in that loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

See “Description of the Certificates — Allocation of Losses” in this prospectus supplement and “Credit Enhancement — Subordination” in this prospectus supplement and in the prospectus.

Cross-Collateralization

If on any distribution date the aggregate class certificate balance of the senior certificates of a senior certificate group, after giving effect to distributions to be made on that distribution date, is greater than the aggregate stated principal balance of the mortgage loans in the related loan group (any such group, an “undercollateralized group”), all amounts otherwise distributable as principal to the subordinated certificates (or, following the senior credit support depletion date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of that undercollateralized group, until the aggregate class certificate balance of the senior certificates of the undercollateralized group equals the aggregate stated principal balance of the mortgage loans in that loan group (such distribution, an “undercollateralization distribution”). If the senior certificates of a senior certificate group constitute an undercollateralized group on any distribution date following the senior credit support depletion date, undercollateralization distributions will be made from the excess of the available funds for the other loan group remaining after all required amounts for that distribution date have been distributed to the senior certificates of that senior certificate group.

Accordingly, the subordinated certificates will not receive distributions of principal until each undercollateralized group is no longer undercollateralized.

All distributions described in this “—Cross-Collateralization Due to Disproportionate Realized Losses in a Loan Group” section will be made in accordance with the priorities set forth in this prospectus supplement under “Distributions on the Certificates—Principal—Senior Principal Distribution Amount” and“—Subordinated Principal Distribution Amount.”

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal distributions on the certificates and are not intended to guarantee or insure against losses.

See “Servicing of the Mortgage Loans—Advances” in this prospectus supplement.

Optional Termination

The master servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of all of the mortgage loans and real estate owned by the issuing entity declines below 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

See “Description of the Certificates—Termination of the Issuing Entity; Optional Termination” in this prospectus supplement.

Tax Status

For federal income tax purposes, the issuing entity (exclusive of the yield maintenance agreements, yield maintenance reserve funds and carryover reserve fund) will comprise one or more real estate mortgage investment conduits in a tiered structure. The highest tier will be referred to as the Master REMIC and each underlying tier (if any) will be referred to as an underlying REMIC. Each underlying REMIC (if any) will hold mortgage loans (or uncertificated regular interests) and will issue several classes of uncertificated regular interests and a single uncertificated residual interest. The Master REMIC will hold as assets regular interests issued by underlying REMICs (or the mortgage loans if there are no underlying REMICs) and will issue the several classes of certificates which, other than the Class A-R Certificates, will represent the regular interests in the Master REMIC. The floating rate certificates will also each represent the entitlement to payments of carryover shortfall amounts. The Class A-R Certificate will represent ownership of both the residual interest in the Master REMIC and the residual interests in any underlying REMIC.

The yield maintenance agreements and the yield maintenance reserve funds will not constitute any part of any REMIC created under the pooling and servicing agreement.

See “Material Federal Income Tax Consequences” in this prospectus supplement and in the prospectus.

ERISA Considerations

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

See “ERISA Considerations” in this prospectus supplement and in the prospectus.

Legal Investment

The senior certificates, the Class B-1, Class B-2 and Class B-3 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore, will not be mortgage related securities for purposes of that Act. See “Legal Investment” in the prospectus.

Summary of Transaction Parties

Risk Factors

The following information, which you should carefully consider, identifies significant sources of risk associated with an investment in the certificates. You should also carefully consider the information under “Risk Factors” beginning on page 5 in the prospectus.

Your Yield Will Be Affected by How Borrowers Repay Their Mortgage Loans
Borrowers may, at their option, prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which borrowers will repay their mortgage loans. A prepayment of a mortgage loan will usually result in a prepayment on the certificates. The issuing entity’s prepayment experience may be affected by many factors including:

•      general economic conditions,

•      the level of prevailing interest rates,

•      the availability of alternative financing,

•      applicability of prepayment charges, and

•      homeowner mobility.

The rate and timing of prepayments of the mortgage loans will affect the yields to maturity and weighted average lives of the certificates.

Any reinvestment risks from faster or slower prepayments of the mortgage loans will be borne entirely by the holders of the certificates.

• If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

• If you purchase notional amount certificates or you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

• If you purchase notional amount certificates and principal is repaid faster than you anticipate you may not fully recover your initial investment.

•      The rate and timing of principal prepayments relative to the amount and timing of the creation of deferred interest on the mortgage loans in a loan group will affect the yields to maturity of the related classes of certificates.

Approximately 88.02% and 78.73% of the group 1 mortgage loans and group 2 mortgage loans, respectively, in each case based on the aggregate stated principal balance of the mortgage loans in the related loan group as of the cut-off date, require the mortgagor to pay a prepayment charge if the mortgagor prepays (other than as a result of selling the mortgaged property) the mortgage loan during periods ranging from one year to three years after the mortgage loan was originated. A prepayment charge may discourage a mortgagor from prepaying the mortgage loan during the applicable period. Prepayment charges will be distributed to the Class P-1 and Class P-2 Certificates and will not be available to the holders of other classes of certificates.

See “Yield, Prepayment and Maturity Considerations” for a description of factors that may influence the rate and timing of prepayments on the mortgage loans.

The Yield and Weighted Average Maturity of the Certificates Will Be Subject to Any Negative Amortization on the Mortgage Loans
The interest rates on the mortgage loans adjust monthly but their monthly payments and amortization schedules adjust annually and are subject to maximum interest rates and payments caps. The initial interest rates on most of the mortgage loans may be lower than the sum of the index applicable at origination and the related gross margin and, in some cases, are only 1.00% per annum. During a period of rising interest rates, as well as prior to the annual adjustment to the monthly payment made by the mortgagor, the amount of interest accruing on the principal balance of the mortgage loans may exceed the amount of the scheduled monthly payment. As a result, a portion of the accrued interest on the mortgage loans may become deferred interest that will be added to their respective principal balances and will also bear interest at the applicable interest rates.

In addition, the amount by which a monthly payment may be adjusted on an annual payment adjustment date is limited and may not be sufficient to amortize fully the unpaid principal balance of a mortgage loan over its remaining term to maturity. If the interest rates on the mortgage loans decrease prior to an adjustment in the monthly payment, a larger portion of the monthly payment will be applied to the unpaid principal balance of the mortgage loan, which may cause the related classes of certificates to amortize more quickly. Conversely, if the interest rates on the mortgage loans increase prior to an adjustment in the monthly payment, a smaller portion of the monthly payment will be applied to the unpaid principal balance of the mortgage loan, which may cause the related classes of certificates to amortize more slowly. If the unpaid principal balance of a mortgage loan exceeds the original principal balance of that mortgage loan by the amount specified in the related mortgage note, the monthly payment due on that mortgage loan will be recast without regard to the related payment cap in order to provide for the payment in full of the outstanding balance of the mortgage loan at its maturity by the payment of equal monthly installments. In addition, on the fifth payment adjustment date of a mortgage loan, and every fifth payment adjustment date thereafter and the last payment adjustment date prior to the mortgage loan’s maturity, the monthly payment due on that mortgage loan will be recast without regard to the related payment cap in order to provide for the payment in full of the outstanding balance of the mortgage loan at its maturity by the payment of equal monthly installments. These features may affect the rate at which principal on the mortgage loans is paid and may create a greater risk of default if the borrower is unable to pay the monthly payments on the related increased principal balance.

Allocations of Net Deferred Interest May Affect Your Yield
On each distribution date, the net deferred interest on the mortgage loans in a loan group will be allocated to each related class or component of certificates, based upon the interest entitlement of such class or component of certificates. Any such allocation of net deferred interest could, as a result, affect the weighted average maturity of the affected class of certificates.

The amount of deferred interest, if any, with respect to mortgage loans in a loan group for a given month will reduce the amount of interest collected on these mortgage loans and available to be distributed as a distribution of interest to the related classes of certificates. The resulting reduction in interest collections on the mortgage loans in a loan group will be offset, in part or in whole, by applying voluntary prepayments of principal received on the mortgage loans in that loan group to interest distributions on the related classes of certificates. For any distribution date, the net deferred interest on the mortgage loans in a loan group will be deducted from the interest payable to the certificates as described in “Description of the Certificates—Interest” in this prospectus supplement. The amount of the reduction of accrued interest distributable to each class of certificates attributable to net deferred interest will be added to the class certificate balance of that class, except that with respect to the Class 1-X, Class 2-X and Class B-X Certificates the net deferred interest allocated to the related interest-only component will instead be added to the component principal balance of the related principal-only component. Only the amount by which the voluntary prepayments of principal received on the mortgage loans in a loan group exceeds the amount of deferred interest on the mortgage loans in that loan group will be distributed as a principal prepayment to the related classes of certificates. The increase in the class certificate balance of any class of certificates may increase the period of time during which the applicable certificates could suffer realized losses on the related mortgage loans. In addition, because the allocation of voluntary prepayments of principal received on the mortgage loans in a loan group between the related classes of senior certificates and the subordinated certificates may be determined based on the relationship between the aggregate class certificate balance of the senior certificates related to that loan group and the portion of the aggregate class certificate balance of the subordinated certificates related to that loan group, this method of allocating net deferred interest may affect the rate and timing of distributions of principal prepayments among the classes of certificates. See “Description of the Certificates—Principal” in this prospectus supplement. We cannot predict the extent to which mortgagors will prepay their mortgage loans or the extent to which deferred interest will accrue on the mortgage loans, and therefore cannot predict the extent of the effect of the allocation of net deferred interest on your certificates.

The Yield on the Floating Rate Certificates and the Class 1-X, Class 2-X and Class B-X Certificates May be Affected by Changes in Interest Rates
The pass-through rates for the certificates (other than the Class 2-A-2B, Class A-R, Class 1-X, Class 2-X, Class B-X, Class P-1 and Class P-2 Certificates (we sometimes refer to these certificates as the “LIBOR Certificates”)) will be based on the level of one-month LIBOR, subject to a cap. The pass-through rate for the Class 2-A-2B Certificates will be based on the level of MTA, subject to a cap (we sometimes refer to the LIBOR Certificates and the Class 2-A-2B Certificates as the “Floating Rate Certificates”). The caps on the pass-through rates of the Floating Rate Certificates are based on the weighted average adjusted net mortgage rate of the related mortgage loans. It is expected that the pass-through rates of certain classes of Floating Rate Certificates will be limited by the applicable cap on the first distribution date, although it is anticipated that an initial deposit will be made by the depositor to cover any shortfall in interest. Thus, the yields to investors in the LIBOR Certificates will be sensitive to fluctuations in the level of one-month LIBOR, and may be adversely affected by the application of the weighted average adjusted net mortgage rates of the related mortgage loans.

The mortgage rates on the mortgage loans will be based on the level of MTA, which is a 12-month average of the monthly yields on U.S. Treasury securities, adjusted to a constant maturity of one year. Therefore, a lack of correlation exists between the level of the index used to determine the pass-through rates on the LIBOR Certificates and the index used to determine the mortgage rates on the mortgage loans. Generally, the nature of the mortgage index will cause it to rise or fall more slowly than one-month LIBOR, and the indices may move in opposite directions. We cannot assure you as to the level, rate or timing of changes in either index.

If the pass-through rate on any class of Floating Rate Certificates is limited by the related cap, the resulting shortfall may be distributed to the related holders, but only from (x) funds otherwise distributable on the related interest-only component, (y) in the case of the classes of senior LIBOR Certificates, from amounts received under the related yield maintenance agreement and (z) on the first distribution date, if necessary, from amounts deposited in the carryover shortfall reserve fund on the closing date. If the cap on the pass-through rate for each class of Floating Rate Certificates is in effect for any interest accrual period, the IO Components may not be entitled to any interest distributions. As a result, no funds may be available to pay such shortfalls on the Floating Rate Certificates. Furthermore, if either there are no funds in the related yield maintenance reserve fund or funds are limited by the applicable maximum cap rate, no funds may be available to pay such shortfalls on the senior LIBOR Certificates.

The prepayment of mortgage loans with relatively higher adjusted net mortgage rates may result in a lower weighted average adjusted net mortgage rate. Prepayments on the mortgage loans in a loan group with interest rates higher than the related cap on the pass-through rates may have the effect of reducing the applicable cap. If any cap is in effect on any distribution date, reductions in the related cap will have the effect of reducing the pass-through rates of the related class or classes of certificates. Additionally, if on any distribution date the application of the related weighted average adjusted net mortgage rate results in an interest payment lower than one-month LIBOR, plus the applicable margin on the related class of certificates during the related interest accrual period, the value of those certificates may be temporarily or permanently reduced.

See “Description of the Certificates - Interest” in this prospectus supplement.

Rapid Prepayments and/or Increases in LIBOR Will Reduce the Yield on the Notional Amount Certificates
Each of the Class 1-X IO, Class 2-X IO and Class B-X IO components receives only distributions of interest, calculated based on its notional amount. The notional amount of each interest-only component is equal to the aggregate class certificate balance of the related classes of Floating Rate Certificates. Because the class certificate balances of the related classes of Floating Rate Certificates will be reduced by prepayments on the related mortgage loans, the yields to maturity on the Class 1-X IO, Class 2-X IO and Class B-X IO components will be extremely sensitive to the level of prepayments on the mortgage loans. The more quickly that the related mortgage loans prepay, the less interest the related interest-only component and, consequently, the related class of notional amount certificates, will receive.

The yield to maturity on each interest-only component will be especially sensitive to the level of prepayments on the related mortgage loans with higher interest rates. Interest accrues on each of the IO components based on the excess of the weighted average adjusted net mortgage rate of the related mortgage loans over the weighted average pass-through rate of the related classes of Floating Rate Certificates. If mortgage interest rates decline, the higher interest rate mortgage loans are more likely to be prepaid, and, therefore, the weighted average interest rate of the mortgage loans in the applicable loan group is likely to decline. Increases in one-month LIBOR may increase the weighted average pass-through rate on the classes of LIBOR Certificates, which also could reduce the pass-through rate on the related interest-only component. If for any distribution date, the weighted average adjusted net mortgage rate of the related mortgage loans is less than or equal to the weighted average pass-through rate of the related Floating Rate Certificates, the applicable interest-only component and, consequently, the related class of notional amount certificates, will receive no distributions of interest on that distribution date.

Even if the pass-through rate of any of the Class 1-X, Class 2-X and Class B-X Certificates is greater than zero, these certificates may receive no distributions if unpaid carryover shortfall amounts exist for the related classes of Floating Rate Certificates.

See “Yield, Prepayment and Maturity Considerations” in this prospectus supplement for a table showing expected yields at different prepayment rates.

Your Yield Will Be Affected by How Distributions Are Allocated to the Certificates	The timing of principal distributions on the certificates will be affected by a number of factors, including:

•      the extent of prepayments and net deferred interest on the mortgage loans in the related loan group, in the case of the senior certificates, and in both loan groups, in the case of the subordinated certificates,

• how the classes of certificates receive distributions of principal,

• whether the master servicer exercises its right, in its sole discretion, to terminate the issuing entity,

•      the rate and timing of payment defaults and losses on the mortgage loans in the related loan group, in the case of the senior certificates, and in both loan groups, in the case of the subordinated certificates, and

• repurchases of mortgage loans in the related loan group, in the case of the senior certificates, and in both loan groups, in the case of the subordinated certificates, for material breaches of representations and warranties or due to modifications of the mortgage rate.

Because distributions on the certificates are dependent upon the payments on the related mortgage loans, we cannot guarantee the amount of any particular distribution or the amount of time that will elapse before the issuing entity is terminated.

See “Description of the Certificates—Principal,” and “—Termination of the Issuing Entity; Optional Termination” in this prospectus supplement for a description of the manner in which principal will be distributed to the certificates. See “The Mortgage Pool—Representations by Seller; Repurchases, etc.” and “Servicing of the Mortgage Loans—Certain Modifications and Refinancings” in this prospectus supplement for more information regarding the repurchase of mortgage loans.

Credit Enhancement May Not Be Sufficient to Protect Senior Certificates from Losses	The subordination features of the issuing entity are intended to enhance the likelihood that senior certificateholders will receive regular payments of interest and principal, as applicable.

Subordination. This form of credit enhancement will be provided for the certificates, first, by the right of the holders of more senior classes of certificates to receive distributions of principal before the classes subordinated to them and, second, by the allocation of realized losses on the mortgage loans to the subordinated certificates in the reverse order of their priority of distribution. This form of credit enhancement uses collections on the mortgage loans otherwise distributable to holders of the subordinated classes to distribute amounts due on the more senior classes of certificates. Collections otherwise distributable to the subordinated classes comprise the sole source of funds from which this type of credit enhancement is provided.

Allocation of Losses. Realized losses on the mortgage loans in a loan group are allocated to the subordinated certificates in the reverse order of their priority of distribution (other than the Class B-X Certificates), beginning with the class of subordinated certificates then outstanding with the lowest payment priority, until the class certificate balance of that class has been reduced to zero. Subsequent realized losses will be allocated to the next most junior class of subordinated certificates, sequentially, until the principal balance of each succeeding class has been reduced to zero. Realized losses allocated to the senior certificates will be allocated as described in this prospectus supplement under “Description of the Certificates—Allocation of Losses.” There is no limit on the amount of bankruptcy, special hazard or fraud losses that may be allocated to the subordinated certificates.

See “Credit Enhancement—Subordination” and “Description of the Certificates—Allocation of Losses” in this prospectus supplement.

Considerations Regarding the Yield Maintenance Agreement
Payments due under the yield maintenance agreements will be based on scheduled notional amounts that will decline over time. If the rate of prepayments on the mortgage loans is slower than anticipated, the schedule on which payments due under the yield maintenance agreements is calculated may be less than the aggregate class certificate balance of the related classes of certificates, thereby decreasing the relative amounts payable by the cap counterparty to the related yield maintenance reserve fund to cover the related carryover shortfall amounts.

Second Liens on some of the Mortgaged Properties May Adversely Affect You
With respect to approximately 18.22% and 19.63% of the group 1 mortgage loans and group 2 mortgage loans, respectively, (in each case, based on the aggregate stated principal balance of the mortgage loans in the related loan group as of the cut-off date) at the time of origination of the first lien mortgage loan, the originator of the mortgage loan also originated a second lien mortgage loan that will not be included in the issuing entity and is not reflected in the loan-to-value ratio tables included in this prospectus supplement. The weighted average loan-to-value ratio of such mortgage loans is approximately 77.92% and 76.05%, with respect to such group 1 mortgage loans and group 2 mortgage loans, respectively, and the weighted average combined loan-to-value ratio of such mortgage loans (including the second lien) is approximately 88.35% and 85.92%, with respect to such group 1 mortgage loans and group 2 mortgage loans, respectively. With respect to such mortgage loans, foreclosure frequency may be increased relative to mortgage loans that were originated without a simultaneous second lien because mortgagors have less equity in the mortgaged property. You should also note that any mortgagor may obtain secondary financing at any time subsequent to the date of origination of their mortgage loan from the originator of its mortgage loan or from any other lender.

Certain Interest Shortfalls Will Be Allocated to the Certificates
Your certificates may be subject to certain shortfalls in interest collections arising from the application of the Servicemembers Civil Relief Act and similar state and local laws (referred to in this prospectus supplement as the Relief Act). The Relief Act provides relief to borrowers who enter active military service and to borrowers in reserve status who are called to active duty after the origination of their mortgage loan. The Relief Act provides generally that these borrowers may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the borrower’s active duty. These shortfalls are not required to be paid by the borrower at any future time, will not be advanced by the master servicer, and will reduce accrued interest on each class of certificates on a pro rata basis. In addition, the Relief Act imposes certain limitations that would impair the master servicer’s ability to foreclose on an affected mortgage loan during the borrower’s period of active service and, under some circumstances, during an additional period thereafter.

Your certificates also may be subject to other shortfalls in collections of interest as described in this prospectus supplement under “Description of the Certificates -Interest.”

Certificates May Not Be Appropriate For Some Investors
The offered certificates may not be an appropriate investment for investors who do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable class of offered certificates. This may be the case because, among other things:

• The yield to maturity of offered certificates purchased at a price other than par will be sensitive to the uncertain rate and timing of principal prepayments and the creation of deferred interest on the mortgage loans in the related loan group, in the case of the senior certificates, and on all the mortgage loans, in the case of the subordinated certificates;

•      The rate of principal distributions on and the weighted average lives of the offered certificates will be sensitive to the uncertain rate and timing of principal prepayments and to changes in interest rates and how they affect the payment of principal and the accrual of deferred interest on the mortgage loans in the related loan group, in the case of the senior certificates, and on all the mortgage loans, in the case of the subordinated certificates, and the priority of principal distributions among the classes of certificates. Accordingly, the offered certificates may be an inappropriate investment if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

•      You may not be able to reinvest distributions on an offered certificate (which, in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the pass-through rate applicable to your certificate; or

• A secondary market for the offered certificates may not develop or provide certificateholders with liquidity of investment.

Individuals and Certain Entities Should Not Invest in the Class A-R Certificates
The fees and non-interest expenses of a REMIC will be allocated pro rata to the Class A-R Certificates. Individuals, however, will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the Internal Revenue Code of 1986, as amended. Therefore, the Class A-R Certificates generally are not appropriate investments for individuals, estates, trusts beneficially owned by any individual or estates and pass-through entities having any individual, estate or trust as a shareholder, member or partner.

Geographic Concentration Increases Risk That Certificate Yields Could Be Impaired
The tables in this prospectus supplement set forth the geographic concentration of the mortgaged properties for the various loan groups, including the percentage by aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date that are secured by property located in California and New York. Property in California may be more susceptible than homes located in other parts of the country to some types of uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters. In addition,

• economic conditions in states with significant concentrations (which may or may not affect real property values) may affect the ability of borrowers to repay their loans on time;

• declines in the residential real estate market in states with significant concentrations may reduce the values of properties located in those states, which would result in an increase in the loan-to-value ratios. Mortgage loans with higher loan-to-value ratios may present a greater risk of default and, in the case of defaults, an increase in the severity of losses; and

•      any increase in the market value of properties located in states with significant concentrations would reduce the loan-to-value ratios and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

Impact of World Events
The economic impact of the United States’ military operations in Iraq, Afghanistan, and other parts of the world as well as the possibility of terrorist attacks, domestically or abroad, is uncertain, but could have a material effect on general economic conditions, consumer confidence, and market liquidity. No assurance can be given as to the effect of these events on consumer confidence and the performance of the mortgage loans. Any adverse impact resulting from these events would be borne by the holders of the certificates. United States military operations may also increase the likelihood of shortfalls under the Relief Act.

You May Have Difficulty Reselling Certificates
No market for any of the certificates will exist before they are issued. The underwriter intends to make a secondary market in the offered certificates, but has no obligation to do so. We cannot assure you that a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you. The secondary markets for mortgage backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

Some of the statements contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as “may,” “will,” “should,” “expects,” “believes,” “anticipates,” “estimates,” or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

The Mortgage Pool

General

The depositor, IndyMac MBS, Inc., will purchase the mortgage loans in the mortgage pool from the sponsor, IndyMac Bank, F.S.B. (“IndyMac Bank” ), pursuant to a pooling and servicing agreement dated as of September 1, 2005 among IndyMac Bank, as seller and master servicer, the depositor, and Deutsche Bank National Trust Company, as trustee, and will cause the mortgage loans to be assigned to the trustee for the benefit of holders of the certificates (such mortgage loans, the “Mortgage Loans” ). All of the Mortgage Loans to be included in the issuing entity will be evidenced by promissory notes (the “Mortgage Notes” ). The Mortgage Notes will be secured by first lien deeds of trust, security deeds or mortgages on one- to four- family residential properties (the “Mortgaged Properties” ). The Mortgaged Properties are located in 47 states and the District of Columbia.

Under the pooling and servicing agreement, the seller will make representations, warranties and covenants to the depositor and the Certificate Insurer relating to, among other things, the due execution and enforceability of the pooling and servicing agreement and certain characteristics of the Mortgage Loans and, subject to the limitations described below in this prospectus supplement under “—Assignment of the Mortgage Loans” and “—Representations by Seller, Repurchases, etc.” the seller will be obligated to repurchase or substitute a similar mortgage loan for any Mortgage Loan as to which there exists deficient documentation that materially and adversely affects the interests of the certificateholders in the related Mortgage Loan or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the Mortgage Loans that materially and adversely affects the interests of the certificateholders or the Certificate Insurer in that Mortgage Loan. The seller will represent and warrant to the depositor and the Certificate Insurer in the pooling and servicing agreement that the Mortgage Loans were selected from among the outstanding one- to four- family mortgage loans in the seller’s portfolio as to which the representations and warranties set forth in the pooling and servicing agreement can be made and that the selection was not made in a manner intended to affect the interests of the certificateholders adversely. See “Mortgage Loan Program—Representations by Sellers; Repurchases, etc.” in the prospectus. Under the pooling and servicing agreement, the depositor will assign all its right, title and interest in and to those representations, warranties and covenants (including the seller’s repurchase obligation) to the trustee for the benefit of the certificateholders. The depositor will make no representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase or substitute Mortgage Loans with deficient documentation or that are otherwise defective. IndyMac Bank is selling the Mortgage Loans without recourse and will have no obligation with respect to the certificates in its capacity as seller other than the repurchase or substitution obligations described above. The obligations of IndyMac Bank, as master servicer, with respect to the certificates are limited to the master servicer’s contractual servicing obligations under the pooling and servicing agreement.

The depositor believes that the information set forth in this prospectus supplement regarding the Mortgage Loans as of the Cut-off Date is representative of the characteristics of the Mortgage Loans to be delivered on the closing date. Certain Mortgage Loans, however, may prepay or may be determined not to meet the eligibility requirements for inclusion in the final pool. A limited number of Mortgage Loans may be added to or substituted for the Mortgage Loans described in this prospectus supplement, although any addition or substitution will not result in a material difference in the pool of Mortgage Loans. As a result, the Cut-off Date information regarding the Mortgage Loans actually delivered on the closing date may vary from the Cut-off Date information regarding the Mortgage Loans presented in this prospectus supplement.

As of the Cut-off Date, the aggregate Stated Principal Balance of the Mortgage Loans is expected to be approximately $2,411,782,116, which is referred to as the “Cut-off Date Pool Principal Balance.” These Mortgage Loans have been divided into two groups of Mortgage Loans (each is referred to as a “loan group”): loan group 1, which is expected to have an aggregate stated principal balance as of the Cut-off Date of approximately $1,143,786,034 (the Mortgage Loans in loan group 1 are referred to as the “Group 1 Mortgage Loans”) and loan group 2, which is expected to have an aggregate stated principal balance as of the Cut-off Date of approximately $1,267,996,082 (the Mortgage Loans in loan group 2 are referred to as the “Group 2 Mortgage Loans”).

The principal balance of each Mortgage Loan as of the Cut-off Date reflects the application of scheduled payments of principal due on the Mortgage Loan on or prior to the Cut-off Date, whether or not received, and any amounts of deferred interest added to the Stated Principal Balance of such Mortgage Loan as a result of negative amortization (as described below). Whenever reference is made in this prospectus supplement to a percentage of some or all of the Mortgage Loans, that percentage is determined on the basis of the Stated Principal Balances of such Mortgage Loans as of the Cut-off Date, unless otherwise specified. The Cut-off Date Pool Principal Balance of the Mortgage Loans set forth above is subject to a variance of plus or minus ten percent.

All of the Mortgage Loans provide for payments due on the first day of each month (the “Due Date”). At origination, substantially all of the Mortgage Loans had stated terms to maturity of 30 years. Scheduled monthly payments made by the mortgagors on the Mortgage Loans (referred to as scheduled payments) either earlier or later than their scheduled Due Dates will not affect the amortization schedule or the relative application of the payments to principal and interest. With respect to approximately 11.98% and 21.27% of the Group 1 Mortgage Loans and Group 2 Mortgage Loans, respectively, by aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Cut-off Date, the mortgagors may prepay their Mortgage Loans at any time without a prepayment charge. The remainder of the Mortgage Loans require the payment of a prepayment charge on either certain types of prepayments or on all prepayments generally within three years after origination. The holders of the Class P-1 and Class P-2 Certificates will be entitled to all prepayment charges received on the Group 1 Mortgage Loans and Group 2 Mortgage Loans, respectively, and those amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in this prospectus supplement under “Servicing of the Mortgage Loans—Prepayment Charges,” the master servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the master servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The depositor makes no representations as to the effect that the prepayment charges, and decisions by the master servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

The index applicable to the determination of the mortgage rates for the Mortgage Loans is a per annum rate equal to the twelve-month average of the monthly yields on United States Treasury securities adjusted to a constant maturity of one year, as published by the Federal Reserve Board in Statistical Release H.15(519) (the “MTA index” or the “index”).

The index will be calculated as of the date specified in the related mortgage note. In the event that the index described above becomes unavailable or is otherwise unpublished, the master servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable, and which is permissible under the terms of the related mortgage and mortgage note.

Mortgage Rate Adjustments. The mortgage rates for the Mortgage Loans will adjust monthly. The mortgage rate for each Mortgage Loan will be adjusted to equal the sum of the index applicable to that Mortgage Loan and a fixed percentage amount known as the “gross margin” for that Mortgage Loan. The Mortgage Loans adjust according to the MTA index.

No Mortgage Loan will have a mortgage rate that exceeds the maximum mortgage rate specified in the related mortgage note (the “Maximum Mortgage Rate”). Due to the application of the Maximum Mortgage Rates, the mortgage rate on each Mortgage Loan, as adjusted on any mortgage rate adjustment date, may be less than the sum of the index and gross margin.

Monthly Payment Adjustments. Monthly scheduled payments on the Mortgage Loans adjust annually on a date specified in the related mortgage note (each, a “Payment Adjustment Date”), subject to the conditions (the “Payment Caps”) that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the related Payment Adjustment Date, (ii) on the fifth Payment Adjustment Date and every fifth Payment Adjustment Date thereafter, and the last Payment Adjustment Date prior to the Mortgage Loan’s maturity, the monthly payment will be recast without regard to the limitation in clause (i) above, and (iii) if the unpaid principal balance exceeds the negative amortization limit of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the Mortgage Loan over its remaining term to maturity. The negative amortization limit for approximately 98.73% and 1.27% of the Group 1 Mortgage Loans (by cut-off date pool principal balance) was 110% and 115%, respectively, and approximately 98.07% and 1.93% of the Group 2 Mortgage Loans (by cut-off date pool principal balance) was 110% and 115%, respectively.

Because the mortgage rates on the Mortgage Loans adjust at a different time than the monthly payments thereon and the Payment Caps may limit the amount by which the monthly payments may adjust, the amount of a monthly payment may be more or less than the amount necessary to fully amortize the principal balance of the Mortgage Loans over its then remaining term at the applicable mortgage rate. Accordingly, the Mortgage Loans may be subject to reduced amortization (if the monthly payment due on a Due Date is sufficient to pay interest accrued during the related interest accrual period at the applicable mortgage rate but is not sufficient to reduce principal in accordance with a fully amortizing schedule); negative amortization (if interest accrued during the related interest accrual period at the applicable mortgage rate is greater the entire monthly payment due on the related Due Date); or accelerated amortization (if the monthly payment due on a Due Date is greater than the amount necessary to pay interest accrued during the related interest accrual period at the applicable mortgage rate and to reduce principal in accordance with a fully amortizing schedule). In the event of negative amortization, deferred interest is added to the principal balance of such Mortgage Loan and, if such deferred interest is not offset by subsequent accelerated amortization, it may result in a final lump sum payment at maturity greater than, and potentially substantially greater than, the monthly payment due on the immediately preceding Due Date.

Each Group 1 Mortgage Loan has an original principal balance that conforms to Fannie Mae and Freddie Mac guidelines.

The month of the earliest first payment date, earliest stated maturity date and latest stated maturity date of any Mortgage Loan in each loan group is set forth in the following table:

	Earliest First Payment Date	Earliest Stated Maturity Date	Latest Stated Maturity Date
loan group 1	January 2005	December 2034	September 2035
loan group 2	December 2003	November 2033	September 2035

As of the Cut-off Date, none of the Mortgage Loans were delinquent 30 days or more. No Mortgage Loan was subject to a buydown agreement.

At origination, all of the Mortgage Loans had a Loan-to-Value Ratio of 95% or less. All of the Mortgage Loans with a Loan-to-Value Ratio at origination of greater than 80% will be covered by a primary mortgage guaranty insurance policy issued by a mortgage insurance company acceptable to Fannie Mae or Freddie Mac. After the date on which the Loan-to-Value Ratio of a Mortgage Loan is 80% or less, either because of principal payments on the Mortgage Loan or because of a new appraisal of the mortgaged property, no primary mortgage guaranty insurance policy will be required on that Mortgage Loan. See “ —Underwriting Standards” in this prospectus supplement.

The “Loan-to-Value Ratio” of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of that Mortgage Loan at the date of determination and the denominator of which is

•	in the case of a purchase, the lesser of the selling price of the mortgaged property or its appraised value at the time of sale, or

•	in the case of a refinance, the appraised value of the mortgaged property at the time of the refinance.

No assurance can be given that the value of any mortgaged property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to the Mortgage Loans.

“FICO Credit Scores” are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower’s creditworthiness. FICO Credit Scores are generated by models developed by a third party that analyze data on consumers in order to establish patterns that are believed to be indicative of the borrower’s probability of default. The FICO Credit Score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. FICO Credit Scores range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. A FICO Credit Score, however, purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that FICO Credit Scores were developed to indicate a level of default probability over a two-year period that does not correspond to the life of a mortgage loan. Furthermore, FICO Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a FICO Credit Score will be an accurate predictor of the likely risk or quality of a mortgage loan.

The following information sets forth in tabular format information about the Group 1 Mortgage Loans and Group 2 Mortgage Loans as of the Cut-off Date. Other than with respect to rates of interest, percentages (approximate) are stated by Stated Principal Balance of the Mortgage Loans in the applicable loan group as of the Cut-off Date.

Loan Group 1

Mortgage Rates for the Group 1 Mortgage Loans (1)
Range of Mortgage Rates (%)	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
0.751 - 1.000	884	$215,439,590.00	18.84%
1.751 - 2.000	97	17,946,044.00	1.57
4.751 - 5.000	13	3,810,433.92	0.33
5.001 - 5.250	58	14,543,724.48	1.27
5.251 - 5.500	187	41,296,724.13	3.61
5.501 - 5.750	729	171,078,434.55	14.96
5.751 - 6.000	1,305	306,603,775.71	26.81
6.001 - 6.250	1,367	318,529,814.78	27.85
6.251 - 6.500	215	49,342,290.65	4.31
6.501 - 6.750	19	4,060,369.59	0.35
6.751 - 7.000	5	1,134,832.16	0.10
Total:	4,879	$1,143,786,033.97	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average mortgage rate of the Group 1 Mortgage Loans was approximately 4.9186%.

Current Principal Balances for the Group 1 Mortgage Loans (1)
Range of Current Principal Balances ($)	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
0.01 - 50,000.00	6	$267,766.61	0.02%
50,000.01 - 100,000.00	181	15,025,856.99	1.31
100,000.01 - 150,000.00	623	80,025,060.24	7.00
150,000.01 - 200,000.00	935	166,235,777.02	14.53
200,000.01 - 250,000.00	1,008	228,746,297.58	20.00
250,000.01 - 300,000.00	1,019	280,801,289.95	24.55
300,000.01 - 350,000.00	892	290,028,168.09	25.36
350,000.01 - 400,000.00	161	58,165,471.93	5.09
400,000.01 - 450,000.00	30	12,851,170.33	1.12
450,000.01 - 500,000.00	18	8,424,087.51	0.74
500,000.01 - 550,000.00	5	2,577,162.25	0.23
600,000.01 - 650,000.00	1	637,925.47	0.06
Total:	4,879	$1,143,786,033.97	100.00%
_____________
(1)	As of the Cut-off Date, the average principal balance of the Group 1 Mortgage Loans was approximately $234,430.42.

Original Loan-to-Value Ratios for the Group 1 Mortgage Loans (1)
Range of Original Loan-To-Value Ratio (%)	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
0.001 - 50.000	371	$71,620,063.05	6.26%
50.001 - 60.000	408	91,440,783.88	7.99
60.001 - 70.000	792	186,830,048.18	16.33
70.001 - 75.000	921	224,940,534.12	19.67
75.001 - 80.000	2,218	532,796,335.51	46.58
80.001 - 85.000	36	7,292,555.79	0.64
85.001 - 90.000	53	12,119,496.33	1.06
90.001 - 95.000	78	16,308,000.56	1.43
95.001 - 100.000	2	438,216.55	0.04
Total:	4,879	$1,143,786,033.97	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 1 Mortgage Loans was approximately 72.318%.

Original Term to Maturity for the Group 1 Mortgage Loans
Original Term to Maturity (Months)	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
360	4,879	$1,143,786,033.97	100.00%
Total:	4,879	$1,143,786,033.97	100.00%

Remaining Terms to Stated Maturity for the Group 1 Mortgage Loans (1)
Remaining Terms to Maturity (months)	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
351	1	$191,173.18	0.02%
352	2	588,583.18	0.05
353	3	678,420.74	0.06
354	10	2,436,802.01	0.21
355	17	3,830,815.43	0.33
356	43	11,479,640.80	1.00
357	147	36,876,535.29	3.22
358	1,749	405,645,746.51	35.47
359	1,926	448,672,682.82	39.23
360	981	233,385,634.00	20.40
Total:	4,879	$1,143,786,033.97	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Group 1 Mortgage Loans was approximately 359 months.

Geographic Distribution of the Mortgaged Properties for the Group 1 Mortgage Loans
Geographic Area	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
Alabama	3	$736,376.64	0.06%
Alaska	5	1,279,818.57	0.11
Arizona	170	36,633,874.60	3.20
Arkansas	4	595,527.85	0.05
California	1,660	431,610,919.70	37.74
Colorado	92	20,258,607.07	1.77
Connecticut	65	13,361,944.22	1.17
Delaware	18	3,339,989.33	0.29
District of Columbia	10	2,603,271.75	0.23
Florida	720	142,191,203.08	12.43
Georgia	48	9,600,728.15	0.84
Hawaii	51	17,830,972.98	1.56
Idaho	5	962,509.94	0.08
Illinois	160	33,896,038.55	2.96
Indiana	6	857,834.03	0.07
Iowa	2	305,500.00	0.03
Kansas	13	2,255,510.44	0.20
Kentucky	2	395,056.31	0.03
Louisiana	15	2,452,952.30	0.21
Maine	7	1,532,214.75	0.13
Maryland	133	32,652,382.21	2.85
Massachusetts	96	25,136,264.70	2.20
Michigan	94	15,259,631.85	1.33
Minnesota	64	13,553,985.71	1.19
Missouri	25	4,362,421.55	0.38
Montana	4	790,123.23	0.07
Nebraska	8	951,397.36	0.08
Nevada	138	32,635,340.52	2.85
New Hampshire	8	1,495,082.95	0.13
New Jersey	358	87,167,966.98	7.62
New Mexico	18	3,418,402.34	0.30
New York	221	63,500,358.66	5.55
North Carolina	16	3,907,886.81	0.34
Ohio	27	4,408,013.13	0.39
Oklahoma	3	323,990.80	0.03
Oregon	28	5,529,515.48	0.48
Pennsylvania	53	9,054,358.87	0.79
Rhode Island	30	6,567,591.40	0.57
South Carolina	15	2,251,309.46	0.20
South Dakota	1	239,428.07	0.02
Tennessee	9	1,422,939.01	0.12
Texas	74	12,262,390.72	1.07
Utah	24	4,391,464.64	0.38
Vermont	3	580,485.92	0.05
Virginia	257	65,052,957.61	5.69
Washington	98	21,304,295.47	1.86
West Virginia	2	447,750.00	0.04
Wisconsin	16	2,417,448.26	0.21
Total:	4,879	$1,143,786,033.97	100.00%

Mortgagors’ FICO Credit Scores for the Group 1 Mortgage Loans (1)
Range of FICO Credit Scores	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
Not available	2	$362,891.32	0.03%
620 - 639	243	57,030,586.89	4.99
640 - 659	445	103,157,983.35	9.02
660 - 679	821	197,567,641.23	17.27
680 - 699	800	187,950,644.57	16.43
700 - 719	660	155,773,603.48	13.62
720 - 739	540	128,609,515.94	11.24
740 - 759	502	118,450,151.40	10.36
760 - 779	430	99,459,286.22	8.70
780 - 799	316	70,324,308.47	6.15
800 - 819	120	25,099,421.10	2.19
Total:	4,879	$1,143,786,033.97	100.00%
_____________
(1)
As of the Cut-off Date, the weighted average FICO Credit Score of the Group 1 Mortgage Loans (not including the Group 1 Mortgage Loans for which a FICO Credit Score is not available) was approximately 708 points.

Types of Mortgaged Properties for the Group 1 Mortgage Loans
Property Type	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
High rise Condominium	66	$15,402,091.09	1.35%
Low rise Condominium	504	108,917,246.57	9.52
Planned Unit Development (PUD)	893	215,517,244.34	18.84
Single Family Residence	3,056	707,440,232.54	61.85
Townhouse	74	14,556,818.80	1.27
Two- to Four-Family Residence	286	81,952,400.62	7.17
Total:	4,879	$1,143,786,033.97	100.00%

Purpose of the Group 1 Mortgage Loans
Loan Purpose	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
Cash Out Refinance	3,050	$722,073,978.49	63.13%
Purchase	1,013	246,731,689.66	21.57
Rate/Term Refinance	816	174,980,365.81	15.30
Total:	4,879	$1,143,786,033.97	100.00%

Occupancy Types for the Group 1 Mortgage Loans (1)
Occupancy Type	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
Investment	333	$68,060,668.63	5.95%
Primary Home	4,425	1,050,271,358.03	91.82
Second Home	121	25,454,007.31	2.23
Total:	4,879	$1,143,786,033.97	100.00%
_____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Documentation Programs of the Group 1 Mortgage Loans
Type of Program	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
Full/Alternate	965	$204,805,351.14	17.91%
No Income/No Asset	1,163	270,683,530.10	23.67
No Ratio	1	156,940.19	0.01
Stated Income	2,600	634,541,031.73	55.48
FastForward	148	33,042,320.48	2.89
No Doc	2	556,860.33	0.05
Total:	4,879	$1,143,786,033.97	100.00%

Loan Age of the Group 1 Mortgage Loans (1)
Loan Age (months)	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
0	981	$233,385,634.00	20.40%
1	1,926	448,672,682.82	39.23
2	1,749	405,645,746.51	35.47
3	147	36,876,535.29	3.22
4	43	11,479,640.80	1.00
5	17	3,830,815.43	0.33
6	10	2,436,802.01	0.21
7	3	678,420.74	0.06
8	2	588,583.18	0.05
9	1	191,173.18	0.02
Total:	4,879	$1,143,786,033.97	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 1 Mortgage Loans was approximately 1 month.

Prepayment Charge Terms and Types of the Group 1 Mortgage Loans
Prepayment Charge Term (months)	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
0 Months	551	$137,056,185.08	11.98%
12 Months-Soft Prepayment	7	1,759,830.39	0.15
12 Months-Hard Prepayment	244	61,985,422.71	5.42
24 Months-Soft Prepayment	3	804,368.82	0.07
24 Months-Hard Prepayment	50	12,324,697.17	1.08
36 Months-Soft Prepayment	1,155	277,809,286.38	24.29
36 Months-Hard Prepayment	2,869	652,046,243.42	57.01
Total:	4,879	$1,143,786,033.97	100.00%

Range of Gross Margin of the Group 1 Mortgage Loans (1)
Range of Gross Margin (%)	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
1.501 - 2.000	4	$698,804.83	0.06%
2.001 - 2.500	177	43,520,465.16	3.80
2.501 - 3.000	1,644	389,330,324.09	34.04
3.001 - 3.500	2,970	690,033,798.93	60.33
3.501 - 4.000	80	19,541,852.95	1.71
4.001 - 4.500	4	660,788.01	0.06
Total:	4,879	$1,143,786,033.97	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average gross margin of the Group 1 Mortgage Loans was approximately 3.047% per annum.

Range of Maximum Mortgage Rate of the Group 1 Mortgage Loans(1)
Maximum Mortgage Rate (%)	Number of Group 1 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 1 Mortgage Loans
8.950	3	$832,996.13	0.07%
9.500	2	471,561.52	0.04
9.950	4,856	1,138,005,503.04	99.49
10.950	8	1,771,639.11	0.15
11.950	10	2,704,334.17	0.24
Total:	4,879	1,143,786,033.97	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Mortgage Loans was approximately 9.955% per annum.

Loan Group 2

Mortgage Rates for the Group 2 Mortgage Loans (1)
Range of Mortgage Rates (%)	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
0.751 - 1.000	361	$172,581,801.31	13.61%
1.751 - 2.000	9	4,063,840.00	0.32
4.751 - 5.000	26	13,845,741.72	1.09
5.001 - 5.250	83	49,974,441.28	3.94
5.251 - 5.500	242	128,749,247.32	10.15
5.501 - 5.750	621	323,619,567.94	25.52
5.751 - 6.000	746	362,326,938.50	28.57
6.001 - 6.250	386	174,288,847.03	13.75
6.251 - 6.500	70	33,344,989.18	2.63
6.501 - 6.750	7	3,379,363.44	0.27
6.751 - 7.000	4	1,821,304.09	0.14
Total:	2,555	$1,267,996,081.81	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average mortgage rate of the Group 2 Mortgage Loans was approximately 5.0846%.

Current Principal Balances for the Group 2 Mortgage Loans (1)
Range of Current Principal Balances ($)	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
350,000.01 - 400,000.00	660	$250,625,092.06	19.77%
400,000.01 - 450,000.00	583	248,226,898.92	19.58
450,000.01 - 500,000.00	475	226,878,825.40	17.89
500,000.01 - 550,000.00	236	123,819,709.59	9.76
550,000.01 - 600,000.00	199	114,876,372.55	9.06
600,000.01 - 650,000.00	188	119,030,188.20	9.39
650,000.01 - 700,000.00	53	36,079,700.79	2.85
700,000.01 - 750,000.00	35	25,481,702.82	2.01
750,000.01 - 800,000.00	20	15,582,334.36	1.23
800,000.01 - 850,000.00	18	14,851,181.75	1.17
850,000.01 - 900,000.00	24	21,240,749.03	1.68
900,000.01 - 950,000.00	16	14,840,722.54	1.17
950,000.01 - 1,000,000.00	26	25,713,603.48	2.03
1,000,000.01 - 2,000,000.00	22	30,749,000.32	2.43
Total:	2,555	$1,267,996,081.81	100.00%
_____________
(1)	As of the Cut-off Date, the average principal balance of the Group 2 Mortgage Loans was approximately $496,280.27.

Original Loan-to-Value Ratios for the Group 2 Mortgage Loans (1)
Range of Original Loan-To-Value Ratio (%)	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
0.001 - 50.000	57	$31,275,397.08	2.47%
50.001 - 60.000	141	75,649,511.34	5.97
60.001 - 70.000	448	250,144,778.46	19.73
70.001 - 75.000	539	273,616,176.31	21.58
75.001 - 80.000	1,333	620,688,233.34	48.95
80.001 - 85.000	14	6,265,007.81	0.49
85.001 - 90.000	17	7,627,718.57	0.60
90.001 - 95.000	6	2,729,258.90	0.22
Total:	2,555	$1,267,996,081.81	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 2 Mortgage Loans was approximately 73.582%.

Original Term to Maturity for the Group 2 Mortgage Loans
Original Term to Maturity (Months)	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
360	2,555	$1,267,996,081.81	100.00%
Total:	2,555	$1,267,996,081.81	100.00%

Remaining Terms to Stated Maturity for the Group 2 Mortgage Loans (1)
Remaining Terms to Maturity (months)	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
338	1	$1,388,027.53	0.11%
341	1	1,994,228.53	0.16
352	1	519,525.36	0.04
353	1	403,960.32	0.03
354	10	7,759,166.29	0.61
355	9	4,188,247.24	0.33
356	39	20,173,597.18	1.59
357	111	56,862,798.47	4.48
358	1,066	533,956,127.34	42.11
359	946	464,104,762.24	36.60
360	370	176,645,641.31	13.93
Total:	2,555	$1,267,996,081.81	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Group 2 Mortgage Loans was approximately 358 months.

Geographic Distribution of the Mortgaged Properties for the Group 2 Mortgage Loans
Geographic Area	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
Alabama	2	$1,047,041.12	0.08%
Arizona	36	17,228,212.96	1.36
California	1,770	888,484,386.89	70.07
Colorado	12	5,437,613.44	0.43
Connecticut	19	11,389,985.14	0.90
District of Columbia	4	2,577,493.27	0.20
Delaware	3	1,349,143.79	0.11
Florida	133	65,695,242.88	5.18
Georgia	11	4,926,845.81	0.39
Hawaii	6	3,769,860.76	0.30
Iowa	1	462,894.26	0.04
Idaho	1	386,149.95	0.03
Illinois	16	8,079,268.02	0.64
Louisiana	1	410,558.65	0.03
Massachusetts	34	15,347,194.83	1.21
Maryland	54	25,647,284.73	2.02
Maine	5	2,437,372.09	0.19
Michigan	9	3,962,246.71	0.31
Minnesota	11	5,274,525.37	0.42
Missouri	1	387,075.37	0.03
Mississippi	1	624,000.00	0.05
North Carolina	4	1,709,767.80	0.13
New Jersey	102	48,972,466.84	3.86
New Mexico	2	980,000.00	0.08
Nevada	32	16,238,252.61	1.28
New York	113	56,596,295.78	4.46
Ohio	1	460,000.00	0.04
Oregon	2	1,167,211.82	0.09
Pennsylvania	6	2,591,341.53	0.20
Rhode Island	4	1,581,743.34	0.12
South Carolina	4	1,757,572.30	0.14
Tennessee	1	748,212.70	0.06
Texas	4	1,906,505.78	0.15
Utah	4	1,532,767.40	0.12
Virginia	132	60,527,289.56	4.77
Vermont	1	437,907.44	0.03
Washington	11	5,069,366.05	0.40
Wisconsin	2	794,984.82	0.06
Total:	2,555	$1,267,996,081.81	100.00%

Mortgagors’ FICO Credit Scores for the Group 2 Mortgage Loans (1)
Range of FICO Credit Scores	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
Not available	1	$496,315.05	0.04%
620 - 639	121	54,829,133.76	4.32
640 - 659	222	105,932,616.39	8.35
660 - 679	449	218,778,181.75	17.25
680 - 699	407	204,099,775.61	16.10
700 - 719	390	195,702,061.98	15.43
720 - 739	289	146,174,028.59	11.53
740 - 759	270	138,201,213.36	10.90
760 - 779	239	119,610,778.62	9.43
780 - 799	136	69,280,726.95	5.46
800 - 819	31	14,891,249.75	1.17
Total:	2,555	$1,267,996,081.81	100.00%
_____________
(1)
As of the Cut-off Date, the weighted average FICO Credit Score of the Group 2 Mortgage Loans (not including the Group 2 Mortgage Loans for which a FICO Credit Score is not available) was approximately 708.

Types of Mortgaged Properties for the Group 2 Mortgage Loans
Property Type	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
High rise Condominium	30	$15,066,486.19	1.19%
Low rise Condominium	173	81,193.719.90	6.40
Planned Unit Development (PUD)	480	240,743,610.94	18.99
Single Family Residence	1,807	894,573,514.04	70.55
Townhouse	16	7,255,588.95	0.57
Two- to Four-Family Residence	49	29,163,161.79	2.30
Total:	2,555	$1,267,996,081.81	100.00%

Purpose of the Group 2 Mortgage Loans
Loan Purpose	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
Cash Out Refinance	1,467	$724,430,595.49	57.13%
Purchase	780	385,983,110.85	30.44
Rate/Term Refinance	308	157,582,375.47	12.43
Total:	2,555	$1,267,996,081.81	100.00%

Occupancy Types for the Group 2 Mortgage Loans (1)
Occupancy Type	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
Investment	60	$29,326,636.64	2.31%
Primary Home	2,454	1,219,790,955.48	96.20
Second Home	41	18,878,489.69	1.49
Total:	2,555	$1,267,996,081.81	100.00%
_____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Documentation Programs of the Group 2 Mortgage Loans
Type of Program	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
Full/Alternate	312	$156,344,670.67	12.33%
No Income/No Asset	468	222,500,904.04	17.55
Stated Income	1,732	869,430,934.26	68.57
FastForward	40	17,948,396.54	1.42
No Doc	3	1,771,176.30	0.14
Total:	2,555	$1,267,996,081.81	100.00%

Ranges of Loan Age of the Group 2 Mortgage Loans (1)
Ranges of Loan Age (months)	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
0	370	$176,645,641.31	13.93%
1	946	464,104,762.24	36.60
2	1,066	533,956,127.34	42.11
3	111	56,862,798.47	4.48
4	39	20,173,597.18	1.59
5	9	4,188,247.24	0.33
6	10	7,759,166.29	0.61
7	1	403,960.32	0.03
8	1	519,525.36	0.04
19	1	1,994,228.53	0.16
22	1	1,388,027.53	0.11
Total:	2,555	$1,267,996,081.81	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 2 Mortgage Loans was approximately 2 months.

Prepayment Charge Terms of the Group 2 Mortgage Loans
Prepayment Charge Term (months)	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
0 Months	511	$269,748,125.67	21.27%
12 Month-Soft Prepayment	14	7,322,201.65	0.58
12 Month-Hard Prepayment	325	171,450,227.18	13.52
24 Month-Soft Prepayment	2	1,239,654.35	0.10
24 Month-Hard Prepayment	39	19,159,952.01	1.51
36 Month-Soft Prepayment	576	282,489,718.49	22.28
36 Month-Hard Prepayment	1,088	516,586,202.46	40.74
Total:	2,555	$1,267,996,081.81	100.00%

Range of Gross Margin of the Group 2 Mortgage Loans (1)
Range of Gross Margin (%)	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
1.501 - 2.000	13	$7,105,011.51	0.56%
2.001 - 2.500	245	136,757,423.44	10.79
2.501 - 3.000	1,376	695,983,499.52	54.89
3.001 - 3.500	904	420,081,559.52	33.13
3.501 - 4.000	15	7,095,134.63	0.56
4.001 - 4.500	2	973,453.19	0.08
Total:	2,555	$1,267,996,081.81	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average gross margin of the Group 2 Mortgage Loans was approximately 2.884% per annum.

Maximum Mortgage Rate of the Group 2 Mortgage Loans(1)
Range of Maximum Mortgage Rate (%)	Number of Group 2 Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding of the Group 2 Mortgage Loans
7.950	1	$504,973.06	0.04%
8.950	4	1,903,124.63	0.15
9.500	1	398,972.07	0.03
9.700	1	423,987.20	0.03
9.750	1	445,431.51	0.04
9.840	1	894,166.57	0.07
9.950	2,529	1,254,965,433.01	98.97
10.950	2	889,281.07	0.07
11.950	15	7,570,712.69	0.60
Total:	2,555	$1,267,996,081.81	100.00%
_____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Mortgage Loans was approximately 9.960% per annum.

Assignment of the Mortgage Loans

Pursuant to the pooling and servicing agreement, on the closing date the depositor will assign without recourse to the trustee in trust for the benefit of the certificateholders and the Certificate Insurer all right, title and interest of the depositor in each Mortgage Loan and all interest in all other assets included in IndyMac INDX Mortgage Loan Trust 2005-AR18. This assignment will include all scheduled payments received on account of the Mortgage Loans that were due after the Cut-off Date but will not include any scheduled payments due on or before the Cut-off Date.

In connection with the assignment of the Mortgage Loans, the depositor will deliver or cause to be delivered to the trustee the mortgage file, which contains among other things, the original mortgage note (and any modification or amendment to it) endorsed in blank without recourse, except that the depositor may deliver or cause to be delivered a lost note affidavit in lieu of any original mortgage note that has been lost, the original mortgage creating a first lien on the related mortgaged property with evidence of recording indicated thereon, an assignment in recordable form of the mortgage, the title policy with respect to the related mortgaged property and, if applicable, all recorded intervening assignments of the mortgage and any riders or modifications to the mortgage note and mortgage (except for any documents not returned from the public recording office, which will be delivered to the trustee as soon as they are available to the depositor). With respect to up to 30% of the Mortgage Loans in each loan group, the depositor may deliver all or a portion of each related mortgage file to the trustee not later than five business days after the closing date. Assignments of the Mortgage Loans to the trustee (or its nominee) generally will not be recorded in a public office for real property records in California and other states where, in the opinion of counsel, recording is not required to protect the trustee’s interest in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the depositor or the seller. Under certain circumstances specified in the pooling and servicing agreement, the assignments will be recorded (at the master servicer’s expense).

The trustee will review each mortgage file within 90 days of the closing date (or promptly after the trustee’s receipt of any document permitted to be delivered after the closing date) and if any document in a mortgage file is found to be missing or defective in a material respect adverse to the interests of the certificateholders in the related Mortgage Loan and the seller does not cure the defect within 90 days of notice of the defect from the trustee (or within such longer period not to exceed 720 days after the closing date as provided in the pooling and servicing agreement in the case of missing documents not returned from the public recording office), the seller will be obligated to repurchase the related Mortgage Loan from the issuing entity. Rather than repurchase the Mortgage Loan as provided above, the seller may remove the Mortgage Loan (referred to as a deleted Mortgage Loan) from the issuing entity and substitute in its place another Mortgage Loan (referred to as a replacement Mortgage Loan); however, such a substitution is permitted only within two years of the closing date and may not be made unless an opinion of counsel is provided to the trustee and the Certificate Insurer to the effect that the substitution will not disqualify any REMIC or result in a prohibited transaction tax under the Code. Any replacement Mortgage Loan generally will, on the date of substitution, among other characteristics set forth in the pooling and servicing agreement,

•
have a principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the deleted Mortgage Loan (the amount of any shortfall to be deposited by the seller in the Certificate Account and held for distribution to the certificateholders on the related Distribution Date (a “Substitution Adjustment Amount”)),

•	have a mortgage rate not lower than, and not more than 1% per annum higher than, that of the deleted Mortgage Loan,

•	have a Maximum Mortgage Rate not more than 1% per annum higher than and not lower than the Maximum Mortgage Rate of the deleted Mortgage Loan,

•	have the same negative amortization limit, payment adjustment intervals and recast intervals as that of the deleted Mortgage Loan,

•	have the same index and Payment Cap as the deleted Mortgage Loan and a gross margin not more than 1% per annum higher than, and not lower than that of the deleted Mortgage Loan,

•	have a Loan-to-Value Ratio not higher than that of the deleted Mortgage Loan,

•	have a remaining term to maturity not greater than, and not more than one year less than, that of the deleted Mortgage Loan, and

•	comply with all of the representations and warranties set forth in the pooling and servicing agreement as of the date of substitution.

This cure, repurchase or substitution obligation constitutes the sole remedy available to certificateholders or the trustee for a material omission of, or a material defect in, a Mortgage Loan document.

Notwithstanding the foregoing, in lieu of providing the duly executed assignment of the mortgage to the trustee and the original recorded assignment or assignments of the mortgage together with all interim recorded assignments of such mortgage, above, the depositor may at its discretion provide evidence that the related mortgage is held through the MERS® System. In addition, the mortgages for some or all of the Mortgage Loans in the issuing entity that are not already held through the MERS® System may, at the discretion of the master servicer, in the future be held through the MERS® System. For any mortgage held through the MERS® System, the mortgage is recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, as nominee for the owner of the Mortgage Loan, and subsequent assignments of the mortgage were, or in the future may be, at the discretion of the master servicer, registered electronically through the MERS® System. For each of the Mortgage Loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the Mortgage Loan.

The Seller

IndyMac Bank, F.S.B. (“IndyMac Bank” or the “seller”) will be the seller of the Mortgage Loans. The principal executive offices of the seller are located at 888 East Walnut Street, Pasadena, California 91101. IndyMac Bank is a wholly-owned subsidiary of IndyMac Intermediate Holdings, Inc., which is a wholly-owned subsidiary of IndyMac Bancorp, Inc. The business now operated by IndyMac Bank began in 1993. On July 1, 2000, this business was transferred by a predecessor company to IndyMac Bank and began operation as a federal savings bank.

Underwriting Process

IndyMac Bank originates the majority of its mortgage loans through brokers and through its own retail operations; in both cases the mortgage loans are originated in IndyMac Bank’s name. IndyMac Bank also originates mortgage loans through correspondents (entities that originate mortgage loans to IndyMac’s requirements); IndyMac Bank’s operations today are an extension of the conduit program established by IndyMac, Inc. (the entity whose assets were transferred to IndyMac Bank as described in this prospectus supplement under “Servicing of Mortgage Loans—The Master Servicer”) in April 1993 to purchase conventional conforming and non-conforming mortgage loans on one- to four-family residential properties.  IndyMac Bank also acquires mortgage loans through bulk acquisitions in the secondary market. Conventional mortgage loans are loans that are not insured by the FHA or partially guaranteed by the VA. Conforming mortgage loans are loans that qualify for sale to Fannie Mae and Freddie Mac, whereas non-conforming mortgage loans are loans that do not so qualify. IndyMac Bank will originate and acquire mortgage loans secured by first or second liens on the related mortgaged properties, including home equity lines of credit.

Non-conforming mortgage loans originated or purchased by IndyMac Bank pursuant to its underwriting programs typically differ from conforming loans primarily with respect to loan-to-value ratios, borrower income, required documentation, interest rates, borrower occupancy of the mortgaged property and/or property types. To the extent that these programs reflect underwriting standards different from those of Fannie Mae, Freddie Mac and Ginnie Mae, the performance of loans made pursuant to these different underwriting standards may reflect higher delinquency rates and/or credit losses.

IndyMac Bank has two principal underwriting methods designed to be responsive to the needs of its mortgage loan customers: traditional underwriting and e-MITS (Electronic Mortgage Information and Transaction System) underwriting. Through the traditional underwriting method, customers submit mortgage loans that are underwritten in accordance with IndyMac Bank’s guidelines prior to purchase. E-MITS is an automated, internet-based underwriting and risk-based pricing system. E-MITS generally enables IndyMac Bank to estimate expected credit loss, interest rate risk and prepayment risk more objectively than traditional underwriting. Risk-based pricing is based on a number of borrower and loan characteristics, including, among other loan variables, credit score, occupancy, documentation type, purpose, loan-to-value ratio and prepayment assumptions based on an analysis of interest rates. The majority of the mortgage loans generated by IndyMac Bank are through the e-MITS underwriting process.

IndyMac Bank’s underwriting standards for conventionally underwritten mortgage loans are based on traditional underwriting factors, including the creditworthiness of the mortgagor, the capacity of the mortgagor to repay the mortgage loan according to its terms, and the value of the related mortgaged property. Among other factors, IndyMac Bank will consider such factors as loan-to-value ratios, debt-to-income ratio, FICO Credit Score, loan amount, and the extent to which IndyMac Bank can verify the mortgagor’s application and supporting documentation. These standards are applied in accordance with applicable federal and state laws and regulations. Exceptions to these underwriting standards are permitted where compensating factors are present or in the context of negotiated bulk purchases.

IndyMac Bank currently operates two mortgage loan purchase programs as part of its correspondent operations:

1. Prior Approval Program. Under this program, IndyMac Bank performs a full credit review and analysis of each mortgage loan to be purchased to ensure compliance with its underwriting guidelines. Only after IndyMac Bank issues an approval notice to a loan originator is a mortgage loan eligible for purchase pursuant to this program.

2. Preferred Delegated Underwriting Program. Under this program, loan originators that meet certain eligibility requirements are allowed to tender mortgage loans for purchase without the need for IndyMac Bank to verify mortgagor information. The eligibility requirements for participation in the Preferred Delegated Underwriting Program vary based on the net worth of the loan originators with more stringent requirements imposed on loan originators with a lower net worth. Under the Preferred Delegated Underwriting Program, each eligible loan originator is required to underwrite mortgage loans in compliance with IndyMac Bank’s underwriting guidelines normally by use of e-MITS or, infrequently, by submission of the mortgage loan to IndyMac Bank for traditional underwriting. A greater percentage of mortgage loans purchased pursuant to this program are selected for post-purchase quality control review than for the other program.

Under both programs, IndyMac Bank permits the use of IndyMac Bank-approved contract underwriters.

For each mortgage loan with a Loan-to-Value Ratio at origination exceeding 80%, IndyMac Bank will usually require a primary mortgage guarantee insurance policy that conforms to the guidelines of Fannie Mae and Freddie Mac. After the date on which the Loan-to-Value Ratio of a mortgage loan is 80% or less, either because of principal payments on the mortgage loan or because of a new appraisal of the mortgaged property, no primary mortgage guaranty insurance policy will be required on that mortgage loan.

All of the insurers that have issued primary mortgage guaranty insurance policies with respect to the mortgage loans meet Fannie Mae’s or Freddie Mac’s standards or are acceptable to the Rating Agencies. In some circumstances, however, IndyMac Bank does not require primary mortgage guaranty insurance on mortgage loans with Loan-to-Value Ratios greater than 80%.

IndyMac Bank purchases loans that have been originated under one of seven documentation programs: Full/Alternate, FastForward, Limited, Stated Income, No Ratio, No Income/No Asset and No Doc.

Under the Full/Alternate Documentation Program, the prospective borrower’s employment, income and assets are verified through written or telephonic communications. All loans may be submitted under the Full/Alternate Documentation Program. The Full/Alternate Documentation Program also provides for alternative methods of employment verification generally using W-2 forms or pay stubs. Borrowers applying under the Full/Alternate Documentation Program may, based on certain credit and loan characteristics, qualify for IndyMac Bank’s FastForward program and be entitled to income and asset documentation relief. Borrowers who qualify for FastForward must state their income, provide a signed Internal Revenue Service Form 4506 (authorizing IndyMac Bank to obtain copies of their tax returns), and state their assets; IndyMac Bank does not require any verification of income or assets under this program.

The Limited Documentation Program is similar to the Full/Alternate Documentation Program except that borrowers are generally not required to submit copies of their tax returns and only must document income for one year (rather than two, as required by the Full/Alternate Documentation Program).

Under the Stated Income Documentation Program and the No Ratio Program, more emphasis is placed on the prospective borrower’s credit score and on the value and adequacy of the mortgaged property as collateral and other assets of the prospective borrower than on income underwriting. The Stated Income Documentation Program requires prospective borrowers to provide information regarding their assets and income. Information regarding assets is verified through written communications. Information regarding income is not verified. The No Ratio Program requires prospective borrowers to provide information regarding their assets, which is then verified through written communications. The No Ratio Program does not require prospective borrowers to provide information regarding their income. Employment is orally verified under both programs.

Under the No Income/No Asset Documentation Program and the No Doc Documentation Program, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral, rather than on the income and the assets of the prospective borrower. Prospective borrowers are not required to provide information regarding their assets or income under either program, although under the No Income/No Asset Documentation Program, employment is orally verified.

IndyMac Bank generally will not re-verify income, assets, and employment for mortgage loans it acquires from brokers or correspondents.

Representations by Seller; Repurchases, etc.

The seller represents that immediately before the assignment of the Mortgage Loans to the depositor, it will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and will have full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loans pursuant to the pooling and servicing agreement.

In the event of a breach of any representation or warranty in respect of a Mortgage Loan that materially and adversely affects the interests of the certificateholders or the Certificate Insurer, the seller will be obligated, in accordance with the pooling and servicing agreement, to cure that breach, to repurchase the Mortgage Loan at the purchase price or to substitute a qualified mortgage loan for the Mortgage Loan. See“Mortgage Loan Program—Representations by Seller; Repurchases” in the prospectus.

Servicing of the Mortgage Loans

The Master Servicer

IndyMac Bank will act as master servicer under the pooling and servicing agreement (in such capacity, the “master servicer”). The principal executive offices of the master servicer are located at 888 East Walnut Street, Pasadena, California 91101. IndyMac Bank has been master servicing mortgage loans since 1993 and servicing mortgage loans directly (servicing without the use of a subservicer) since 1998. It is expected that on the closing date the master servicer will be the only entity servicing the Mortgage Loans.

The master servicer will be responsible for servicing the Mortgage Loans in accordance with the terms set forth in the pooling and servicing agreement employing the same degree of skill and care that it employs in servicing other mortgage loans comparable to the Mortgage Loans serviced by the master servicer for itself or others. The master servicer has agreed to represent and protect the interest of the trustee in the Mortgage Loans in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan.

If the servicing of any Mortgage Loan were to be transferred, there may be an increase in delinquencies and defaults due to misapplied or lost payments, data input errors, system incompatibilities or otherwise. Although any increase in delinquencies is expected to be temporary, there can be no assurance as to the duration or severity of any disruption in servicing the applicable Mortgage Loans as a result of any servicing transfer. See also “Risk Factors—Bankruptcy or Insolvency May Affect the Timing and Amount of Distributions on the Securities” in the prospectus.

Servicing Compensation and Payment of Expenses

The expense fees are payable out of the interest payments on each Mortgage Loan. As of the Cut-off date, the weighted average rate at which the expense fees accrue is equal to approximately 0.3755% per annum. The expense fees consist of (a) the servicing fee and (b) fees payable to the trustee in respect of its activities as trustee under the pooling and servicing agreement in an amount of 0.0005% per annum of the Stated Principal Balance of each Mortgage Loan (the “trustee fee”). The “expense fee rate” for any mortgage loan is the rate at which the related expense fees accrue. The servicing fee rate will be approximately 0.3750% per annum. The master servicer is obligated to pay certain ongoing expenses associated with the issuing entity and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and those amounts will be paid by the master servicer out of its fee. The amount of the master servicer’s servicing compensation is subject to adjustment with respect to prepaid Mortgage Loans, as described in this prospectus supplement under “—Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans.” The master servicer will also be entitled to receive late payment fees, assumption fees and other similar charges (excluding prepayment charges). The master servicer will be entitled to receive all reinvestment income earned on amounts on deposit in the collection account and the Certificate Account and Excess Proceeds with respect to the Mortgage Loans as described in this prospectus supplement under “Description of the Certificates—Fees and Expenses.”

The “adjusted net mortgage rate” of a Mortgage Loan is the Mortgage Loan’s Mortgage Rate minus the related expense fee rate.

Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans

When a borrower prepays a Mortgage Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Similarly, if the master servicer purchases a Mortgage Loan as described in this prospectus supplement under “—Certain Modifications and Refinancings,” the issuing entity is entitled to the interest paid by the borrower only to the date of purchase. Except with respect to the month of the Cut-off Date, principal prepayments by borrowers received by the master servicer from the first day through the fifteenth day of a calendar month will be distributed to certificateholders on the Distribution Date in the same month in which the prepayments on such Mortgage Loans are received and, accordingly, no shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid Mortgage Loans will result. Conversely, principal prepayments on such Mortgage Loans received by the master servicer from the sixteenth day

(or, in the case of the first Distribution Date, from the Cut-off Date) through the last day of a calendar month will be distributed to certificateholders on the Distribution Date in the month following the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to certificateholders with respect to such prepaid Mortgage Loans would result. To offset any interest shortfall to certificateholders as a result of any prepayments, the master servicer will be required to reduce its servicing compensation, but the reduction for any Distribution Date will be limited to an amount (such amount “Compensating Interest”) equal to the product of

•	0.125% multiplied by

•	one-twelfth multiplied by

•	the Pool Balance as of the first day of the prior month.

If shortfalls in interest as a result of prepayments on the Mortgage Loans in any month exceed the Compensating Interest for such month, the amount of interest to be distributed to certificateholders will be reduced by the amount of the excess and no amounts will be due or paid with respect to such reduction on future Distribution Dates. See “Description of the Certificates—Interest” in this prospectus supplement.

Advances

Except as described below, the master servicer will be required to advance prior to each Distribution Date from its own funds or amounts received with respect to the Mortgage Loans that do not constitute Available Funds for that Distribution Date, an amount (referred to as an “advance”) equal to

•
all of the payments of principal and interest on the Mortgage Loans due but delinquent as of the “Determination Date” (which will be the 18th of the month or, if the 18th is not a business day, the next business day)

minus

•	the servicing fee for those Mortgage Loans for the period

plus

•	an amount equivalent to interest on each Mortgage Loan as to which the mortgaged property has been acquired by the issuing entity (through foreclosure or deed-in-lieu of foreclosure).

Advances are intended to maintain a regular flow of scheduled interest and principal distributions on the certificates rather than to guarantee or insure against losses. The master servicer is obligated to make advances with respect to delinquent payments of principal of or interest on each Mortgage Loan only to the extent that such advances made on that Mortgage Loan are, in its reasonable judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan. If the master servicer determines as of any Determination Date to make an advance, that advance will be included with the distribution to certificateholders on the related Distribution Date. Any failure by the master servicer to make a deposit in the Certificate Account as required under the pooling and servicing agreement, including any failure to make an advance, will constitute an event of default under the pooling and servicing agreement if such failure remains unremedied for five days after written notice of such failure. If the master servicer is terminated as a result of the occurrence of an event of default, the trustee or the successor master servicer will be obligated to make any required advance, in accordance with the terms of the pooling and servicing agreement. An advance will be reimbursed from the payments on the Mortgage Loan with respect to which the advance was made. However, if an advance is determined to be nonrecoverable and the master servicer delivers an officer’s certificate to the trustee indicating that the advance is nonrecoverable, the master servicer will be entitled to withdraw from the Certificate Account an amount equal to the nonrecoverable advance. Reimbursement for advances and nonrecoverable advances will be made prior to distributions on the certificates.

Certain Modifications and Refinancings

The master servicer may modify any Mortgage Loan at the request of the related mortgagor, provided that the master servicer purchases the Mortgage Loan from the issuing entity immediately preceding the modification. Any modification of a Mortgage Loan may not be made unless the modification includes a change in the interest rate on the related Mortgage Loan to approximately a prevailing market rate. The master servicer attempts to identify mortgagors who are likely to refinance their Mortgage Loans (and therefore cause a prepayment in full) and inform them of the availability of the option of modification in lieu of refinancing. Mortgagors who are informed of this option are more likely to request a modification than mortgagors who are not so informed. Any purchase of a Mortgage Loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that Mortgage Loan, plus accrued and unpaid interest on the Mortgage Loan up to the first day of the month in which the proceeds are to be distributed at the applicable adjusted net mortgage rate, net of any unreimbursed advances of principal and interest on the Mortgage Loan made by the master servicer. The master servicer will deposit the purchase price in the Certificate Account within one business day of the purchase of that Mortgage Loan, and the purchase price will be treated by the master servicer as a prepayment in full of the related Mortgage Loan, and will be distributed by the trustee in accordance with the terms of the pooling and servicing agreement. Purchases of Mortgage Loans may occur when prevailing interest rates are below the interest rates on the Mortgage Loans and mortgagors request modifications as an alternative to refinancings. The master servicer will indemnify the issuing entity against liability for any prohibited transactions taxes and any interest, additions or penalties imposed on any REMIC as a result of any modification or purchase.

Prepayment Charges

A substantial majority of the Mortgage Loans provide for the payment of a prepayment charge if the related mortgagor prepays such Mortgage Loan during a period ranging from one year to three years after origination. The prepayment charges that are imposed on such Mortgage Loans can either be hard prepayment charges or soft prepayment charges. With respect to Mortgage Loans that impose soft prepayment charges, the mortgagor is only required to pay a prepayment charge if the mortgagor prepays the Mortgage Loan for a reason other than as a result of selling the mortgaged property. Mortgage Loans that impose hard prepayment charges require the payment of a prepayment charge in connection with any prepayment, regardless of the reason for that prepayment. Approximately 23.69% and 59.44% of the Mortgage Loans (by Cut-off Date Pool Principal Balance) have soft and hard prepayment charges, respectively. Any prepayment charges paid on the Mortgage Loans will not be distributed to any of the offered certificates, but will be distributed to the Class P-1 or Class P-2 Certificates, as applicable.

Default Management Services

In connection with the servicing of defaulted Mortgage Loans, the master servicer may perform certain default management and other similar services (including, but not limited to, appraisal services) and may act as a broker in the sale of mortgaged properties related to those Mortgage Loans. The master servicer will be entitled to reasonable compensation for providing those services, in addition to the servicing compensation described in this prospectus supplement.

The Sponsor

The sponsor is IndyMac Bank. The sponsor is the same entity as the seller and the master servicer of the Mortgage Loans, and is the parent company of the depositor. The sponsor has been the sponsor of securitizations backed by residential mortgage loans since 1993. The following table describes the approximate volume of mortgage loan securitizations sponsored by IndyMac Bank since 2002.

Year	Approximate Volume
2002	$6.25 billion
2003	$5.78 billion
2004	$16.03 billion

As the sponsor, IndyMac Bank originates and acquires mortgage loans and initiates their securitization by transferring the mortgage loans to the depositor. The mortgage loans are then transferred to the issuing entity for the related securitization. The sponsor works with underwriters in structuring its securitization transactions.

Static Pool Data

Certain static pool data and delinquency, cumulative loss and prepayment data for IndyMac Bank is available on the internet at http://regab.indymacbank.com/. Each of these securitizations is unique, and the characteristics of each securitized mortgage pool varies from each other as well as from the Mortgage Loans to be included in the issuing entity that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor’s control, such as housing prices and market interest rates. Therefore, the performance of these prior securitizations is likely to not be indicative of the future performance of the Mortgage Loans.

IndyMac Bank reports delinquency data for securitizations of pools of mortgage loans under the “INDX” category consistent with the methodology used by the Mortgage Bankers Association of America (the “MBA Method”). As defined in Standard & Poor's LEVELS® Glossary, under the MBA Method, a mortgage loan is considered delinquent if a monthly payment has not been received by the end of the day immediately preceding the mortgage loan’s next due date. For example, a mortgage loan will be considered 30 days delinquent if the borrower fails to make a scheduled monthly payment originally due on March 1 by the close of business on March 31 and it will be reported as “31-60 days delinquent” on the April statement to certificateholders. A similar methodology is used for determining whether a Mortgage Loan is 60 days delinquent, and the Mortgage Loan will be considered “61-90 days delinquent” if the borrower fails to make that scheduled monthly payment by April 30 and will be reported on the May statement to certificateholders. IndyMac Bank reports delinquency data for securitizations of mortgage loans under other categories consistent with the “OTS Method.” Under the OTS Method, as defined in Standard & Poor's LEVELS® Glossary, a mortgage loan is considered delinquent if a monthly payment has not been received by the close of business on the due date for that mortgage loan in the following month. For securitized pools of mortgage loans listed under the categories of “IMJA,” “INDA,” “INDB,” “INDX,” “IMSC” and “RAST”, as well as 2001-A and 2001-B pools listed under the heading “SUBPRIME” and the 2006-1 pool under the heading “INDS” IndyMac Bank calculates delinquencies according to the MBA Method. For securitized pools of mortgage loans listed under the category “HELOC,” “SUBPRIME” (other than the 2001-A and 2001-B pools) and “INDS” (other than the 2006-1 pool), IndyMac Bank calculates delinquencies according to the OTS Method.

This static pool data is not deemed part of the prospectus or the registration statement of which the prospectus is a part to the extent that the static pool data relates to:

•	prior securitized pools of IndyMac Bank, F.S.B. that do not include the Mortgage Loans and that were established before January 1, 2006; or

•	in the case of information regarding the Mortgage Loans, information about the Mortgage Loans for periods before January 1, 2006.

The Depositor

The depositor is IndyMac MBS, Inc., a Delaware corporation that is a limited purpose finance subsidiary of IndyMac Bank, F.S.B. Its address is 155 North Lake Avenue, Pasadena, California 91101, and its telephone number is (800) 669-2300. The depositor will not have any business operations other than securitizing mortgage assets and related activities.

The Issuing Entity

In connection with the issuance of the certificates, the depositor will form the IndyMac INDX Mortgage Loan Trust 2005-AR18, a common law trust created under the laws of the State of New York pursuant to the pooling and servicing agreement. The trustee serves as trustee of the issuing entity and acts on behalf of the issuing entity as the issuing entity does not have any directors, officers or employees. The fiscal year end of the issuing entity is December 31.

The issuing entity’s activities are limited to the transactions and activities entered into in connection with the securitization described in this prospectus supplement, and except for those activities, the issuing entity is not authorized and has no power to borrow money or issue debt, merge with another entity, reorganize, liquidate or sell assets or engage in any business or activities. Consequently, the issuing entity is not permitted to hold any assets, or incur any liabilities, other than those described in this prospectus supplement. Because the issuing entity is created pursuant to the pooling and servicing agreement, the issuing entity and its permissible activities can only be amended or modified by amending the pooling and servicing agreement.

Because the issuing entity is a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a “business trust” for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether the issuing entity would be characterized as a “business trust.”

The Trustee

Deutsche Bank National Trust Company (“DBNTC” or the “trustee”) will act as trustee, calculation agent and custodian. DBNTC is a national banking association which has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. DBNTC has also acted as calculation agent and custodian in numerous mortgage-backed transactions since 1991. As custodian, DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files in DBNTC’s custody and the mortgage files will be kept in shared facilities. DBNTC’s proprietary document tracking system will show the location within DBNTC’s facilities of each mortgage file held by the trustee on behalf of the issuing entity. DBNTC has no legal proceeding that would materially affect its ability to perform its duties as trustee, calculation agent or custodian. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC will remain liable for the duties and obligations required of it under the pooling and servicing agreement. The depositor and the master servicer may maintain other banking relationships in the ordinary course of business with DBNTC.

Offered certificates may be surrendered at the offices designated by the trustee from time to time for such purposes, which as of the closing date is of the trustee located at Deutsche Bank National Trust Company c/o DB Services Tennessee, 648 Grassmere Park Rd., Nashville, TN 37211-3658, Attention: Transfer Unit, or at any other address the trustee designates from time to time. Correspondence may be directed to the trustee at its corporate trust office located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration IN05AJ. Certificateholders may access monthly statements from the trustee’s website (https://tss.sfs.db.com/investpublic/). Certificateholders may obtain assistance in operating the trustee’s website by calling the trustee’s investor relations desk at (800) 735-7777.

In addition to the duties described elsewhere in this prospectus supplement and the prospectus, the trustee will perform many services on behalf of the issuing entity pursuant to the pooling and servicing agreement. The trustee will be responsible for (x) calculating and paying principal and interest distributions to each certificateholder, (y) preparing and filing all income tax returns on behalf of the issuing entity and (z) the preparation of monthly statements to certificateholders.

The trustee will be liable for its own negligent action, its own negligent failure to act or its own willful misconduct. However, the trustee will not be liable, individually or as trustee,

•	for an error of judgment made in good faith by a responsible officer of the trustee, unless it is finally proven that the trustee was negligent in ascertaining the pertinent facts,

•
with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of certificates evidencing not less than 25% of the Voting Rights of the certificates relating to the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust or power conferred upon the trustee under the pooling and servicing agreement,

•
for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the pooling and servicing agreement, or

•	for any loss on any investment of funds pursuant to the pooling and servicing agreement (other than as issuer of the investment security).

The trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, officer’s certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

The trustee and any successor trustee will, at all times, be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating that would not cause any of the Rating Agencies to reduce their respective ratings of any class of certificates below the ratings issued on the closing date (or having provided security from time to time as is sufficient to avoid the reduction). If the trustee no longer meets the foregoing requirements, the trustee has agreed to resign immediately.

The trustee may at any time resign by giving written notice of resignation to the depositor, the Cap Counterparty, the master servicer and each Rating Agency not less than 60 days before the specified resignation date. The resignation shall not be effective until a successor trustee has been appointed. If a successor trustee has not been appointed within 30 days after the trustee gives notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

The depositor or the master servicer may remove the trustee and appoint a successor trustee if:

•	the trustee ceases to meet the eligibility requirements described above and fails to resign after written request to do so is delivered to the trustee by the depositor,

•
the trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

•
a tax is imposed with respect to the issuing entity by any state in which the trustee or the issuing entity is located, the imposition of the tax would be avoided by the appointment of a different trustee and the trustee has not paid such tax, or

•
during the period in which the depositor is required to file reports under the Securities Exchange Act of 1934, as amended, the trustee fails to comply with its related obligations, as described in the pooling and servicing agreement.

In addition, the holders of certificates evidencing at least 51% of the Voting Rights may at any time remove the trustee and appoint a successor trustee. Notice of any removal of the trustee shall be given to each Rating Agency by the successor trustee. The party initiating the removal of a trustee will bear any expense associated with the removal of the appointment of a new trustee.

Any resignation or removal of the trustee and appointment of a successor trustee pursuant to any of the provisions described above will become effective upon acceptance of appointment by the successor trustee.

A successor trustee will not be appointed unless the successor trustee meets the eligibility requirements described above and its appointment does not adversely affect the then-current ratings of the certificates.

The Financial Guaranty Insurance Policy and the Certificate Insurer

The Policy

On the closing date, Ambac Assurance Corporation (the “Certificate Insurer”) will issue the certificate guaranty insurance policy (the “Policy”) in favor of the trustee on behalf of the holders of the Class 1-A-3B and Class 2-A-3B Certificates. The following summary of the provisions of the Policy does not purport to be complete and is qualified in its entirety by reference to the Policy.

The Certificate Insurer, in consideration of the payment of a premium and subject to the terms of the Policy, unconditionally guarantees the payment of Insured Amounts to the Trustee on behalf of the holders of the Class 1-A-3B and Class 2-A-3B Certificates. The Certificate Insurer will pay Insured Amounts that are Due for Payment to the Trustee on the later of (1) the Distribution Date the Insured Amount is distributable to the holders of the Class 1-A-3B or Class 2-A-3B Certificates under the pooling and servicing agreement, and (2) the second business day following the business day the Certificate Insurer shall have received telephonic or telegraphic notice, the original of which is sent by registered or certified mail, from the trustee, specifying that an Insured Amount is due in accordance with the terms of the Policy; provided that, if such notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Certificate Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected notice.

The Certificate Insurer’s obligation under the Policy will be discharged to the extent that funds are received by the trustee for payment to the holders of the Class 1-A-3B or Class 2-A-3B Certificates, regardless of whether those funds are properly paid by the Trustee. Payments of Insured Amounts will be made only at the time set forth in the Policy, and no accelerated payments of Insured Amounts will be made, regardless of any acceleration of the Class 1-A-3B or Class 2-A-3B Certificates, unless the acceleration is at the sole option of the Certificate Insurer.

For purposes of the Policy, a holder does not and may not include any of the trustee, the seller, the depositor or the master servicer.

The Policy will not cover shortfalls, if any, attributable, to Net Interest Shortfalls, Carryover Shortfall Amounts, net deferred interest or deferred interest, nor does the Policy guarantee to the holders of the Class 1-A-3B or Class 2-A-3B Certificates any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of the issuing entity, any REMIC, the trustee or any holder of a Class 1-A-3B or Class 2-A-3B Certificate for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes), nor any risk other than Nonpayment, including the failure of the trustee to make any payment required under the pooling and servicing agreement to the holders of the Class 1-A-3B or Class 2-A-3B Certificates. The Policy will not provide credit enhancement for any class of certificates other than the Class 1-A-3B or Class 2-A-3B Certificates.

No person other than the Trustee shall be entitled to present the Notice.

The Certificate Insurer will be subrogated to the rights of each holder of the Class 1-A-3B or Class 2-A-3B Certificates to the extent of any payment by the Certificate Insurer under the Policy.

The Certificate Insurer agrees that if it shall be subrogated to the rights of the holders of the Class 1-A-3B and Class 2-A-3B Certificates, no recovery of such payment will occur unless the full amount of such holders’ allocable distributions for such Distribution Date can be made. In so doing, the Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the pooling and servicing agreement.

The Policy and the obligation of the Certificate Insurer under the Policy will terminate without any action on the part of the Certificate Insurer or any other person following the later to occur of (x) the date that is one year and one day following the date on which all amounts required to be paid on the related classes of certificates have been paid in full and (y) any proceeding referenced in the immediately following paragraph that has been commenced on or prior to that date specified in clause (x) of this paragraph, the 30th day following the entry of a final, non-appealable order in resolution or settlement of such proceeding. Upon termination of the Policy, the trustee will deliver the original of that Policy to the Certificate Insurer.

Pursuant to the Policy, the Certificate Insurer will pay any Preference Amount when due to be paid pursuant to the Order (as defined below), but in any event no earlier than the third business day following receipt by the Certificate Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the trustee, or holder of a Class 1-A-3B or Class 2-A-3B Certificate, as applicable, is required to return such Preference Amount paid during the term of the Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or holder of a Class 1-A-3B or Class 2-A-3B Certificate (the “Order”), (ii) a notice by or on behalf of the Trustee or holder of a Class 1-A-3B or Class 2-A-3B Certificate that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Certificate Insurer, duly executed and delivered by the trustee or holder of a Class 1-A-3B or Class 2-A-3B Certificate, irrevocably assigning to the Certificate Insurer all rights and claims of the trustee or such holder relating to or arising under the pooling and servicing agreement against the issuing entity or otherwise with respect to such Preference Amount and (iv) a notice (in the form provided in the Policy) appropriately completed and executed by the trustee; provided, that if such documents are received after 12:00 noon, New York City time on such business day, they will be deemed to be received the following business day; provided further, that the Certificate Insurer will not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Class 1-A-3B or Class 2-A-3B Certificates prior to the time the Certificate Insurer would have been required to make a payment in respect of such principal pursuant to the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the trustee or to the holders of the Class 1-A-3B or Class 2-A-3B Certificates directly, unless a holder of a Class 1-A-3B or Class 2-A-3B Certificate has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Certificate Insurer will pay to the trustee on behalf of such holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Certificate Insurer and (b) evidence satisfactory to the Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

As used in the Policy, the following terms shall have the following meanings:

“Business Day”: Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the state of California, the state of New York or the cities in which the corporate trust office of the trustee is located, are authorized or obligated by law or executive order to be closed.

“Deficiency Amount” with respect to:

(A)  each Distribution Date prior to the Last Scheduled Distribution Date and the Class 1-A-3B and Class 2-A-3B Certificates, an amount equal to the sum of (i) the excess, if any, of (a) the amount of current interest on the Class 1-A-3B or Class 2-A-3B Certificates net (without duplication) of any interest shortfalls resulting from Net Interest Shortfalls, Carryover Shortfall Amounts, net deferred interest or deferred interest over (b) the Class 1-A-3B Available Funds or the Class 2-A-3B Available Funds for that Distribution Date, and (ii) the amount of Realized Losses allocable to the Class 1-A-3B or Class 2-A-3B Certificates; and

(B) the Last Scheduled Distribution Date and the Class 1-A-3B and Class 2-A-3B Certificates, an amount equal to the sum of (i) the excess, if any, of (a) the amount of current interest on the Class 1-A-3B or Class 2-A-3B Certificates net (without duplication) of any interest shortfalls resulting from Net Interest Shortfalls, Carryover Interest Shortfalls, net deferred interest or deferred interest over (b) the Class 1-A-3B Available Funds or the Class 2-A-3B Available Funds for that Distribution Date and (ii) the excess, if any, of the Class Certificate Balance of all outstanding Class 1-A-3B and Class 2-A-3B Certificates due on such Last Scheduled Distribution

Date after taking into account all payments to be made to the Class 1-A-3B and Class 2-A-3B Certificates on such date.

“Class 1-A-3B Available Funds” means, with respect to any Distribution Date, funds allocated from amounts available pursuant to the pooling and servicing agreement to make distributions on the Class 1-A-3B Certificates on such Distribution Date, other than any Insured Amounts.

“Class 2-A-3B Available Funds” means, with respect to any Distribution Date, funds allocated from amounts available pursuant to the pooling and servicing agreement to make distributions on the Class 2-A-3B Certificates on such Distribution Date, other than any Insured Amounts.

“Due for Payment” means, with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Pooling and Servicing Agreement.

“Insured Amounts” means, with respect to any Distribution Date and either the Class 1-A-3B or Class 2-A-3B Certificates, the Deficiency Amount for such Distribution Date.

“Insured Payments” means, with respect to any Distribution Date and either the Class 1-A-3B or Class 2-A-3B Certificates, the aggregate amount actually paid by the Certificate Insurer to the trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

“Late Payment Rate” means, for any Distribution Date, the lesser of (i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on the Class 1-A-3B and Class 2-A-3B Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate will be computed on the basis of the actual number of days elapsed over a year of 360 days.

“Nonpayment” means, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the pooling and servicing agreement.

“Preference Amount” means any amount payable on the Class 1-A-3B or Class 2-A-3B Certificates, which would have been covered under the terms of the Policy as an Insured Amount, which has been deemed a preferential transfer and theretofore recovered from its holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

“Reimbursement Amount” means, as to any Distribution Date, (i) all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date, plus (ii) interest accrued on such Insured Payments not previously repaid calculated at the Late Payment Rate, from the date such Insured Payments were made.

The Policy is not cancelable. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Class 1-A-3B or Class 2-A-3B Certificates.

The Policy is issued under and will be construed under, the laws of the State of California, without giving effect to the conflict of laws principles thereof.

IN THE EVENT THAT AMBAC ASSURANCE CORPORATION WERE TO BECOME INSOLVENT, ANY CLAIMS ARISING UNDER THE POLICY WOULD BE EXCLUDED FROM COVERAGE BY THE CALIFORNIA INSURANCE GUARANTY ASSOCIATION.

The Certificate Insurer

The following information has been supplied by Ambac Assurance Corporation, the Certificate Insurer, for inclusion in this prospectus supplement. No representation is made by the Depositor, the seller, the master servicer, the trustee, the underwriter or any of their affiliates as to the accuracy or completeness of the information.

Ambac Assurance Corporation is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Territory of Guam and the U.S. Virgin Islands. Ambac Assurance Corporation primarily insures newly-issued municipal and structured finance obligations. Ambac Assurance Corporation is a wholly-owned subsidiary of Ambac Financial Group, Inc. (formerly, AMBAC, Inc.), a 100% publicly-held company. As of the closing date, Moody’s, S&P and Fitch, Inc. each assigned a triple-A financial strength rating to the Certificate Insurer.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U. S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the “Commission”) on March 15, 2005; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the three- and six-month periods ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the Commission on August 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2005 and for the periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the Commission on May 10, 2005), and the Current Reports on Form 8-K filed with the Commission on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005, and August 2, 2005, as they relate to Ambac Assurance Corporation, are hereby incorporated by reference into this prospectus supplement and shall be deemed to be a part of this prospectus supplement. Any statement contained in a document incorporated in this prospectus supplement by reference shall be modified or superseded for the purposes of this prospectus supplement to the extent that a statement contained in this prospectus supplement by reference in this prospectus supplement also modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus supplement.

All consolidated financial statements of Ambac Assurance Corporation and subsidiaries included in documents filed by Ambac Financial Group, Inc. with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the certificates shall be deemed to be incorporated by reference into this prospectus supplement and to be a part of this prospectus supplement from the respective dates of filing such consolidated financial statements.

The following table sets forth the capitalization of Ambac Assurance Corporation and subsidiaries as of December 31, 2003, December 31, 2004 and June 30, 2005 in conformity with U. S. generally accepted accounting principles.

Ambac Assurance Corporation and Subsidiaries

CONSOLIDATED CAPITALIZATION TABLE

(Dollars in Millions)

	December 31, 2003	December 31, 2004	June 30, 2005
			(Unaudited)

Unearned premiums	$2,553	$2,783	$2,897
Long-term debtLong-term debt	189	1,074	1,044
Notes payable to affiliates	84	-	-
Other liabilities	2,008	2,192	2,375
Total liabilities	4,834	6,049	6,316
Stockholder's equity
Common stock	82	82	82
Additional paid-in capital	1,144	1,233	1,248
Accumulated other comprehensive income	243	238	250
Retained earnings	3,430	4,094	4,222
Total stockholder's equity	4,899	5,647	5,802
Total liabilities and stockholder's equity	$9,733	$11,696	$12,118

For additional financial information concerning Ambac Assurance Corporation, see the audited consolidated financial statements of Ambac Assurance Corporation incorporated by reference in this prospectus supplement. Copies of the consolidated financial statements of Ambac Assurance Corporation incorporated by reference, and copies of Ambac Assurance Corporation’s annual statement for the year ended December 31, 2004 prepared on the basis of accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, are available without charge from Ambac Assurance Corporation. The address of Ambac Assurance Corporation’s administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

Ambac Assurance Corporation makes no representation regarding the Certificates or the advisability of investing in the Certificates and makes no representation regarding, nor has it participated in the preparation of, this prospectus supplement other than the information supplied by Ambac Assurance Corporation and presented under this heading and “—The Policy” in this prospectus supplement and in the financial statements incorporated in this prospectus supplement by reference.

The Cap Counterparty

The Cap Counterparty.

Each Yield Maintenance Agreement will be evidenced by a confirmation between the trustee, on behalf of the issuing entity, and The Bank of New York (the “Cap Counterparty”).

The Bank of New York is the principal subsidiary of The Bank of New York Company, Inc. The senior debt of The Bank of New York is rated “Aa2” by Moody’s and “AA-” by S&P and Fitch.

Significance Percentage of the Yield Maintenance Agreements.

Based upon a reasonable good faith estimate of maximum probable exposure, the significance percentage of each Yield Maintenance Agreement is less than 10%. The “significance percentage” is the percentage that the significance estimate of the Yield Maintenance Agreement represents of the aggregate Class Certificate Balance of the related certificates. The “significance estimate” of the Yield Maintenance Agreements is IndyMac Bank’s reasonable good-faith estimate of the maximum probable exposure of the Yield Maintenance Agreements made in substantially the same manner as that used in its internal risk management process in respect of similar instruments.

Description of the Certificates

General

The certificates will be issued pursuant to the pooling and servicing agreement. The following sections of this prospectus supplement are summaries of the material terms of the certificates and the pooling and servicing agreement pursuant to which the certificates will be issued. They do not purport to be complete, however, and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates. The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of IndyMac MBS, Inc., IndyMac Bank, F.S.B. or any of their affiliates.

The IndyMac INDX Mortgage Loan Trust 2005-AR18, Mortgage Pass-Through Certificates, Series 2005-AR18 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3A, Class 1-A-3B, Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B, Class 2-A-3A, Class 2-A-3B, Class 1-X, Class 2-X, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-X Certificates. Only the classes of certificates listed on the cover page of this prospectus supplement (all of which are referred to as the “offered certificates”) are offered by this prospectus supplement.

When describing the certificates in this prospectus supplement, we use the following terms:

Designation	Classes of Certificates
Senior Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3A, Class 1-A-3B, Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B, Class 2-A-3A, Class 2-A-3B, Class 1-X, Class 2-X and Class A-R Certificates

Subordinated Certificates	Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-X Certificates

Group 1 Senior Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3A, Class 1-A-3B and Class 1-X Certificates

Group 2 Senior Certificate	Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B, Class 2-A-3A, Class 2-A-3B, and Class 2-X Certificates

Group 1 Senior Floating Rate Certificates	Group 1 Senior Certificates (other than the Class 1-X and Class A-R Certificates)

Group 2 Senior LIBOR Certificates	Group 2 Senior Certificates (other than the Class 2-A-2B and Class 2-X Certificates)

Designation	Classes of Certificates
Group 2 Senior Floating Rate Certificates	Group 2 Senior LIBOR Certificates and the Class 2-A-2B Certificates

Senior Floating Rate Certificates	Group 1 Senior Floating Rate Certificates and Group 2 Senior Floating Rate Certificates

Notional Amount Certificates	Class 1-X, Class 2-X and Class B-X Certificates

Super Senior Certificates	Class 1-A-1, Class 1-A-2, Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates

Support Certificates	Class 1-A-2, Class 1-A-3A, Class 1-A-3B, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C, Class 2-A-3A and Class 2-A-3B Certificates

LIBOR Certificates	The Senior Certificates (other than the Class 1-X, Class 2-X and Class 2-A-2B Certificates) and the Subordinated Certificates (other than the Class B-X Certificates)

Subordinated Floating Rate Certificates	The Subordinated Certificates (other than the Class B-X Certificates)

Private Certificates	Class B-9, Class B-10, Class B-11, Class P-1 and Class P-2 Certificates

The certificates are generally referred to as the following types:

Class	Type
1-A-1 Certificates:	Senior/Super Senior/Variable Rate

1-A-2 Certificates:	Senior/Super Senior/Support/Variable Rate

1-A-3A Certificates:	Senior/Support/Variable Rate

1-A-3B Certificates:	Senior/Support/Variable Rate

2-A-1A Certificates:	Senior/Super Senior/Variable Rate

2-A-1B Certificates:	Senior/Super Senior/Variable Rate

2-A-2A Certificates:	Senior/Super Senior/Support/Variable Rate

2-A-2B Certificates:	Senior/Super Senior/Support/Variable Rate

2-A-2C Certificates:	Senior/Super Senior/Support/Variable Rate

2-A-3A Certificates:	Senior/Support/Variable Rate

2-A-3B Certificates:	Senior/Support/Variable Rate

1-X Certificates:	Senior/Variable Rate/Component

2-X Certificates:	Senior/Variable Rate/Component

A-R Certificates:	Senior/REMIC Residual

Class	Type
B-X Certificates:	Subordinate/Variable Rate/Component

Subordinated LIBOR Certificates:	Subordinate/Variable Rate

P-1 and P-2 Certificates:	Prepayment Charges

The Class P-1, Class P-2, Class B-9, Class B-10 and Class B-11 Certificates (all of which are together are sometimes are referred to as the “private certificates”) are not offered by this prospectus supplement. The pass-through rate for each class of private certificates other than the Class P-1 and Class P-2 Certificates will be calculated as described under “—Interest” in this prospectus supplement. The Class P-1 and Class P-2 Certificates will not bear interest. The Class P-1 and Class P-2 Certificates will be entitled to all prepayment charges received in respect of the Group 1 Mortgage Loans and Group 2 Mortgage Loans, respectively, and such prepayment charges will not be available for distribution to the holders of the other classes of certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial Notional Amounts and pass-through rates set forth on the cover page or as described in this prospectus supplement. The initial Class Certificate Balances and initial Notional Amounts may vary in the aggregate by plus or minus 10%. Any information contained in this prospectus supplement with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

The “Class Certificate Balance” of any class of certificates (other than the Notional Amount Certificates) as of any Distribution Date is the initial Class Certificate Balance of that class reduced by the sum of

•	all amounts previously distributed to holders of certificates of the class as distributions of principal, and

•	the amount of Realized Losses allocated to the class, and

increased by

•	the amount of net deferred interest allocated to such class of certificates, as described in this prospectus supplement under “Description of the Certificates—Interest,”

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of distribution priority, by the amount of Subsequent Recoveries on the Mortgage Loans in a loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of such class of certificates. See “Application of Liquidation Proceeds” in the prospectus. To the extent a Realized Loss with respect to the Class 1-A-3B or Class 2-A-3B Certificates was covered under the Policy, the Class Certificate Balance of that class will not be increased by any related Subsequent Recovery and such Subsequent Recovery shall instead be paid to the Certificate Insurer to the extent of any Reimbursement Amount owing to the Certificate Insurer.

In addition, the Class Certificate Balance of the class of subordinated certificates (other than the Class B-X Certificates) then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate Class Certificate Balance of all classes of certificates (other than the Class P-1 and Class P-2 Certificates), following all distributions and the allocation of net deferred interest and Realized Losses on any Distribution Date exceeds the Pool Balance as of the Due Date in the month of such Distribution Date (after giving effect to prepayments in the Prepayment Period related to that Due Date).

The senior certificates will have an initial aggregate Class Certificate Balance of approximately $2,212,809,100 and will evidence in the aggregate an initial beneficial ownership interest in the issuing entity of approximately 91.75%. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10 and Class B-11 Certificates will each evidence in the aggregate an initial beneficial ownership interest in the issuing entity of approximately 0.51%, 2.04%, 1.40%, 0.60%, 0.55%, 0.45%, 0.40%, 0.30%, 0.70%, 0.75% and 0.55%, respectively.

The Class A-R Certificates and the private certificates will be issued in fully registered certificated form. All of the remaining classes of offered certificates will be represented by book-entry certificates. The book-entry certificates will be issuable in book-entry form only. The Class A-R Certificates will be issued in a denomination of $100.

Component Classes

Solely for purposes of determining distributions of principal and interest and the allocation of losses and net deferred interest on the Mortgage Loans, the Class 1-X, Class 2-X and Class B-X Certificates will be comprised of two components: an interest-only component and a principal-only component. The interest-only components of these classes of certificates are the Class 1-X IO, Class 2-X IO and Class B-X IO Components, and are each sometimes referred to as an “IO Component.” The principal-only components of these classes of certificates are the Class 1-X PO, Class 2-X PO and Class B-X PO Component, and are each sometimes referred to as a “PO Component.” Each IO Component is an interest-only component that will not have a component principal balance but will accrue interest on its component notional amount, calculated as described in this prospectus supplement under “—Interest.” Each PO Component will have a component principal balance (initially, equal to zero) that will increase depending on the amount of net deferred interest on the Group 1 Mortgage Loans, Group 2 Mortgage Loans or all of the Mortgage Loans, with respect to the Class 1-X PO, Class 2-X PO or Class B-X PO Component, respectively, that is allocated to the corresponding IO Component as described under “—Interest” below, as reduced by all amounts actually distributed as principal of such component and all Realized Losses applied in reduction of principal of that PO Component on all prior Distribution Dates. The “Class Certificate Balance,” if any, of the Class 1-X, Class 2-X and Class B-X Certificates will equal the component principal balance of the Class 1-X PO, Class 2-X PO and Class B-X PO Components, respectively. Distributions of interest on the Class 1-X IO Component will be based on interest collections from the Group 1 Mortgage Loans; distributions of interest on the Class 2-X IO Component will be based on interest collections from the Group 2 Mortgage Loans; and distributions of interest on the Class B-X IO Component will be based on interest collections from the Subordinated Portions with respect to all of the Mortgage Loans. The holders of the Class 1-X, Class 2-X and Class B-X Certificates will be entitled to receive principal and interest distributions on any Distribution Date to the extent of the amount of principal and interest distributed with respect to the related components on such Distribution Date. The holder of the Class 1-X, Class 2-X and Class B-X Certificate may not transfer any component of its certificate separately.

Notional Amount Certificates

The Class 1-X, Class 2-X and Class B-X Certificates are referred to as the “Notional Amount Certificates,” and the Class 1-X and Class 2-X Certificates are sometimes collectively referred to as the “Senior Notional Amount Certificates.” The Notional Amount Certificates will not bear interest on their respective Class Certificate Balances but will instead bear interest on their respective notional amounts.

The notional amount of the Class 1-X Certificates immediately prior to any Distribution Date will be equal to the aggregate Class Certificate Balance of the group 1 senior certificates immediately prior to that Distribution Date. The initial notional amount of the Class 1-X Certificates is expected to be approximately $1,049,423,000 (subject to the permitted variance described in this prospectus supplement).

The notional amount of the Class 2-X Certificates immediately prior to any Distribution Date will be equal to the aggregate Class Certificate Balance of the group 2 senior certificates immediately prior to that Distribution Date. The initial notional amount of the Class 2-X Certificates is expected to be approximately $1,163,386,000 (subject to the permitted variance described in this prospectus supplement).

The notional amount of the Class B-X Certificates immediately prior to any Distribution Date will be equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date. The initial notional amount of the Class B-X Certificates is expected to be approximately $198,973,015 (subject to the permitted variance described in this prospectus supplement).

The “Due Period” means for any Distribution Date, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

Subordinated Portions

A portion of each loan group is related to the subordinated certificates. That portion (the “Subordinated Portion”) for any Distribution Date will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) minus the aggregate Class Certificate Balance of the classes of certificates in the related senior certificate group immediately prior to such Distribution Date.

Book-Entry Certificates

The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the “Book-Entry Certificates”). The Class A-R Certificates will be issued as a single certificate in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry Certificates (“Certificate Owners”) will hold their Book-Entry Certificates through The Depository Trust Company (“DTC”) in the United States or, upon request, through Clearstream, Luxembourg (as defined in this prospectus supplement) or the Euroclear System (“Euroclear”), in Europe, if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate Class Certificate Balance or Notional Amount of the offered certificates and will initially be registered in the name of Cede & Co., the nominee of DTC, Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers’ securities accounts in Clearstream Banking’s and Euroclear’s names on the books of their respective depositaries which in turn will hold such positions in customers’ securities accounts in the depositaries’ names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and JPMorgan Chase Bank will act as depositary for Euroclear (in such capacities, individually the “Relevant Depositary” and collectively the “European Depositaries”). Investors may hold such beneficial interests in the Offered Certificates (other than the Class A-R Certificates) in minimum denominations representing Class Certificate Balances or Notional Amounts of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is an integral multiple of $1,000. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a physical certificate representing such offered certificate (a “Definitive Certificate”). Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations (“Participants”) and DTC.

The Certificate Owner’s ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a “Financial Intermediary”) that maintains the beneficial owner’s account for such purpose. In turn, the Financial Intermediary’s ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Certificate Owner’s Financial Intermediary is not a Participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

Certificate Owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and Participants. While the offered certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the “DTC Rules”), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the offered certificates and is required to receive and transmit distributions of principal of, and interest on, the offered certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (“Indirect Participants”), with whom Certificate Owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the DTC Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of offered certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC’s normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures, relating to the offered certificates, see “Material Federal Income Tax Consequences — Tax Treatment of Foreign Investors” in the prospectus and “Description of the Securities—Global, Clearance, Settlement And Tax Documentation Procedure—Material U.S. Federal Income Tax Documentation Requirements” in the prospectus.

Transfers between Participants will occur in accordance with DTC Rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the DTC Rules.

Clearstream Banking, société anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg (“Clearstream, Luxembourg”), was incorporated in 1970 as “Clearstream, Luxembourg S.A.” a company with limited liability under Luxembourg law (a société anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank’s parent company, Clearstream, Luxembourg International, société anonyme (“CI”) merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG (“DBC”). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, société anonyme (“New CI”), which is 50% owned by CI and 50% owned by DBC’s parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International’s stock.

Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is “Clearstream” With effect from January 14, 2000 New CI has been renamed “Clearstream International, société anonyme.” On January 18, 2000, Cedelbank was renamed “Clearstream Banking, société anonyme” and Clearstream, Luxembourg Global Services was renamed “Clearstream Services, société anonyme.”

On January 17, 2000 DBC was renamed “Clearstream Banking AG.” This means that there are now two entities in the corporate group headed by Clearstream International which share the name “Clearstream Banking,” the entity previously named “Cedelbank” and the entity previously named “Deutsche Borse Clearing AG.”

Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, “CSSF,” which supervises Luxembourg banks. Clearstream, Luxembourg’s customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg’s U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the “Euroclear Operator”) in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

Euroclear was created in 1968 to hold securities for participants of Euroclear (“Euroclear Participants”) and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the “Cooperative”). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the “Terms and Conditions”). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participant in accordance with DTC’s normal procedures. Each Participant will be responsible for disbursing such payments to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Certificate Owners that it represents.

Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to offered certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system’s rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See “Material Federal Income Tax Consequences — Taxation of Debt Securities — Non-U.S. Persons” and “— Backup Withholding” in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

Monthly and annual reports on the issuing entity provided by the trustee to Cede & Co., as nominee of DTC, may be made available to Certificate Owners upon request, in accordance with the DTC Rules and the rules, regulations and procedures creating and affecting the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Certificate Owners are credited.

DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, or (b) after the occurrence of an event of default under the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) evidenced by the offered certificates advise the trustee and DTC through the Financial Intermediaries and the Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry

Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related offered certificates under the pooling and servicing agreement.

Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Determination of LIBOR

The Senior Floating Rate Certificates (other than the Class 2-A-2B Certificates) and the Subordinated Floating Rate Certificates are collectively referred to in this prospectus supplement as the “LIBOR Certificates.”

LIBOR applicable to an interest accrual period for a class of LIBOR Certificates will be determined on the second London Business Day prior to the commencement of such interest accrual period (a “LIBOR Determination Date”). On each LIBOR Determination Date the trustee, as calculation agent (in such capacity, the “Calculation Agent”), will establish LIBOR for the interest accrual period on the basis of the British Bankers’ Association (“BBA”) “Interest Settlement Rate” for one-month deposits in U.S. dollars as found on Moneyline Telerate Page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date (“LIBOR”). Interest Settlement Rates currently are based on rates quoted by sixteen BBA designated banks as being, in the view of such banks, the offered rate at which deposits are being quoted to prime banks in the London interbank market. Such Interest Settlement Rates are calculated by eliminating the four highest rates and the four lowest rates, averaging the eight remaining rates, carrying the result (expressed as a percentage) out to six decimal places, and rounding to five decimal places. “Moneyline Telerate Page 3750” means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices). “London Business Day” means any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

If on any LIBOR Determination Date, the Calculation Agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the next interest accrual period for the applicable classes of LIBOR Certificates will be calculated in accordance with the method described in the prospectus under “Description of the Certificates—Index Applicable to Floating Rate and Inverse Floating Rate Classes—LIBOR.”

If on the initial LIBOR Determination Date, the Calculation Agent is required but unable to determine LIBOR in the manner provided in the prospectus, LIBOR for the next interest accrual period will be approximately 3.68%.

Determination of MTA

MTA is a per annum rate equal to the twelve-month moving average monthly yield on United Stated Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Board in Statistical Release H.15(519), determined by averaging the monthly yield for the most recent twelve months. The MTA used for each interest accrual period will be the most recent MTA figure available as of fifteen days prior to the commencement of that interest accrual period (a “MTA Determination Date”).

Payments on Mortgage Loans; Accounts

On or before the closing date, the master servicer will establish an account (the “Certificate Account”), which will be maintained in trust for the benefit of the certificateholders and the Certificate Insurer. The master servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited in it under the pooling and servicing agreement.

On or before the closing date, the trustee will establish an account (the “Distribution Account”), which will be maintained with the trustee in trust for the benefit of the certificateholders. On or prior to the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds, prepayment charges for that Distribution Date and remit such amounts to the trustee who will deposit such amounts in the Distribution Account. The holders of the Class P-1 and Class P-2 Certificates will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution to the holders of the other certificates. There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

On the 18th day of the month (or if that day is not a business day, the next business day), the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for such Distribution Date. See “—Reports to Certificateholders” in this prospectus supplement. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the mater servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

Investments of Amounts Held in Accounts

Certificate Account. At the direction of the master servicer, all funds in the Certificate Account will be invested in permitted investments so long as they are received from the master servicer in a timely manner along with specific instructions as to how they are to be invested. All income and gain net of any losses realized from investment of funds in the Certificate Account will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein. The amount of any losses incurred in the Certificate Account in respect of the investments will be deposited by the master servicer in the Certificate Account. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with the pooling and servicing agreement.

The Distribution Account, Yield Maintenance Reserve Funds and Carryover Shortfall Reserve Fund. Funds in the Distribution Account, Yield Maintenance Reserve Funds and Carryover Shortfall Reserve Fund will not be invested.

Fees and Expenses

The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

Type / Recipient (1)	Amount	General Purpose	Source (2)	Frequency
Fees
Servicing Fee / master servicer	0.375% per annum of the Stated Principal Balance of each Mortgage Loan (3)	Compensation	Interest collected with respect to each Mortgage Loan and any liquidation proceeds or Subsequent Recoveries that are allocable to accrued and unpaid interest (4)	Monthly

Additional Servicing Compensation / master servicer	• Prepayment Interest Excess (5)	Compensation	Interest collections with respect to certain Mortgage Loans that prepay in full	Time to time

	• All assumption fees, late payment fees and other similar charges (excluding prepayment charges)	Compensation	Payments made by obligors with respect to the Mortgage Loans	Time to time

	• All investment income earned on amounts on deposit in the Certificate Account.	Compensation	Investment income related to the Certificate Account	Monthly

	• Excess Proceeds (6)	Compensation	liquidation proceeds and Subsequent Recoveries	Time to time

Trustee Fee / trustee	0.0005% per annum of the Stated Principal Balance of each Mortgage Loan	Compensation	Interest Distribution Amount	Monthly

Class 1-A-3B and Class 2-A-3B Certificates Premium/Certificate Insurer	Class 1-A-3B and Class 2-A-3B Certificates Premium	Insurance Premium	Available Funds	Monthly

Expenses

Insurance expenses / master servicer	Expenses incurred by the master servicer	Reimbursement of Expenses	To the extent the expenses are covered by an insurance policy with respect to the Mortgage Loan	Time to time

Advances and Servicing Advances / master servicer	To the extent of funds available, the amount of any advances.	Reimbursement of Expenses
With respect to each Mortgage Loan, late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan (7)
Time to time

Indemnification expenses / the seller, the master servicer and the depositor	Amounts for which the seller, the master servicer and the depositor are entitled to indemnification (8)	Indemnification	Amounts on deposit on the Certificate Account on any Distribution Account Deposit Date, following the transfer to the Distribution Account	Monthly

Amounts owed to the Certificate Insurer	Reimbursement Amounts (9)	Reimbursement of Expenses	Available Funds	Time to time

(1)
If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this prospectus supplement. Any change to the fees and expenses described in this prospectus supplement would require an amendment to the pooling and servicing agreement. See “The Agreements — Amendment” in the prospectus.

(2)
Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3)
The Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this prospectus supplement under “Servicing of the Mortgage Loans — Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans.”

(4)
The Servicing Fee is payable from interest collections on the Mortgage Loans, but may be paid from any other amounts on deposit in the Certificate Account, if interest collections are insufficient to pay the Servicing Fee.

(5)
Prepayment Interest Excess is described above in the prospectus supplement under “Servicing of the Mortgage Loans — Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans.”

(6)
“Excess Proceeds” with respect to a Liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(7)
Reimbursement of advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(8)
Each of the seller, the master servicer and the depositor are entitled to indemnification of certain expenses as described in this prospectus supplement under “— Certain Matters related to the Master Servicer, the Depositor and the Seller.”

(9)
The Reimbursement Amounts are described in this prospectus supplement under “The Financial Guaranty Insurance Policy and the Certificate Insurer,” which consists of reimbursement of unreimbursed claims in respect of the Policy, together with interest thereon, as provided in the pooling and servicing agreement, and indemnity payments in respect of the commitment letter.

Distributions

Distributions on the certificates will be made by the trustee on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2005 (each, a “Distribution Date”), to the persons in whose names such certificates are registered at the close of business on the Record Date. The “Record Date” for (x) the LIBOR Certificates, so long as such certificates are Book-Entry Certificates, is the business day immediately prior to such Distribution Date and (y) for any other class of certificates and any Definitive Certificates, is the last business day of the month immediately preceding the month of such Distribution Date.

Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register or in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank, or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of such certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

As more fully described in this prospectus supplement, distributions on the classes and components of senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date, and, in certain circumstances, from any Available Funds from the other loan group remaining after distributions to the classes and component of senior certificates related to that other loan group. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for such Distribution Date, in each case after giving effect to distributions on all classes of senior certificates in the following order of priority:

•	to the Certificate Insurer, the monthly premium for the Policy for such Distribution Date,

•
to current and unpaid interest on each class and interest-only component of senior certificates in the related senior certificate group, pro rata, based on their respective Interest Distribution Amounts, provided, however, that on each Distribution Date, to the extent of the related Required Reserve Fund Deposit for such date, the amount of current interest that would otherwise be distributable on an IO Component of a class of Senior Notional Amount Certificates (after giving effect to any reduction in respect of net deferred interest allocated to that IO Component on that Distribution Date) will be deposited in the Carryover Shortfall Reserve Fund and will not be distributed to the related class of Senior Notional Amount Certificates;

•	to the Certificate Insurer, any Reimbursement Amounts;

•
to principal on each class and principal-only component of senior certificates relating to each loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this prospectus supplement under “Description of the Certificates — Principal,” in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes of certificates in the related senior certificate group on the Distribution Date;

•
from remaining available funds from both loan groups, to interest on and the principal of the Class B-X Certificates; provided, however, that any distribution of interest to which the Class B-X Certificates are otherwise entitled (after allocation of net deferred interest) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed to the Class B-X Certificate except as described below;

•
to each class of Floating Rate Certificates, any Carryover Shortfall Amounts to the extent of amounts on deposit in the Carryover Shortfall Reserve Fund from the related Notional Amount Certificate and, with respect to the Senior LIBOR Certificates only, after giving effect to distributions from the related yield maintenance reserve fund and in the manner, order and priority described in this prospectus supplement under “Description of the Certificates—Carryover Shortfall Amounts;”

•
from Available Funds from both loan groups, to interest on and then principal of each other class of subordinated certificates, in the order of their numerical class designations, in each case subject to (x) any payments required to be made as described in this prospectus supplement under “—Cross-Collateralization Due to Disproportionate Realized Losses in a Loan Group” and (y) the limitations set forth in this prospectus supplement under “Description of the Certificates — Interest” and “ — Principal;” and

•	any remaining amounts to the Class A-R Certificates.

“Available Funds” for a loan group for any Distribution Date will be equal to the sum of

•
all scheduled installments of interest (net of the related Expense Fees and after taking into account reductions due to deferred interest for that loan group) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

•
all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the master servicer’s normal servicing procedures and (a) all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to Mortgage Loans in that loan group;

•
all partial or full prepayments with respect to Mortgage Loans in that loan group received during the related Prepayment Period, together with all interest paid in connection with the prepayment, other than certain excess amounts, and Compensating Interest for that loan group; and

•
amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by the seller or the master servicer as of the Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the master servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement.

Interest

The classes of offered certificates entitled to receive distributions of interest will have the respective pass-through rates described below.

The pass-through rate for each class of Senior LIBOR Certificates for that interest accrual period for any Distribution Date will be a per annum rate equal to the least of (i) LIBOR plus the applicable Pass-Through Margin for that class of certificates, (ii) the related Net WAC Cap for that Distribution Date and (iii) the Maximum Cap Rate.

The pass-through rate for the Class 2-A-2B Certificates for that interest accrual period for any Distribution Date will be a per annum rate equal to the lesser of (i) MTA for that interest accrual period plus 1.40% and (ii) the related Net WAC Cap for that Distribution Date.

The pass-through rate for the Class A-R Certificates for that interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans for that Distribution Date.

The “Maximum Cap Rate” for any Distribution Date and each Yield Maintenance Agreement is 10.50% per annum.

The pass-through rate for each class of Subordinated Floating Rate Certificates for that interest accrual period for any Distribution Date will be a per annum rate equal to the lesser of (i) LIBOR for that interest accrual period plus the applicable Pass-Through Margin for that class of certificates and (ii) the subordinate WAC Cap for that Distribution Date.

The pass-through rate for the Class 1-X IO Component for the interest accrual period for any Distribution Date will be equal to the excess, if any, of (i) the Weighted Average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans over (ii) the product of (a) the weighted average pass-through rate on the Group 1 Senior Floating Rate Certificates, adjusted for the related interest accrual period, and (b) a fraction, the numerator of which is the aggregate Class Certificate Balance of the Group 1 Senior Floating Rate Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Class Certificate Balance of the Group 1 Senior Certificates immediately prior to such Distribution Date. Notwithstanding the foregoing, on each Distribution Date, the interest that would otherwise be distributable to the Class 1-X IO Component based on the pass-through rate described above (after giving effect to any reduction in respect of net deferred interest allocated to the Class 1-X IO Component on such Distribution Date), will be reduced by the amount, if any, that is necessary to fund payment of any Carryover Shortfall Amounts to the holders of the Group 1 Senior Floating Rate Certificates after giving effect to distributions from the related yield maintenance fund. See “—Carryover Shortfall Amounts” below.

The pass-through rate for the Class 2-X IO Component for the interest accrual period for any Distribution Date will be equal to the excess, if any, of (i) the Weighted Average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans over (ii) the product of (a) the weighted average pass-through rate on the Group 2 Senior Floating Rate Certificates, adjusted for the related interest accrual period, and (b) a fraction, the numerator of which is the aggregate Class Certificate Balance of the Group 2 Senior Floating Rate Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Class Certificate Balance of the group 2 senior certificates immediately prior to such Distribution Date. Notwithstanding the foregoing, on each Distribution Date, the interest that would otherwise be distributable to the Class 2-X IO Component based on the pass-through rate described above (after giving effect to any reduction in respect of net deferred interest allocated to the Class 2-X IO Component on such Distribution Date), will be reduced by the amount, if any, that is necessary to fund payment of any Carryover Shortfall Amounts to the holders of the Group 2 Senior LIBOR Certificates after giving effect to distributions from the related yield maintenance fund. See “—Carryover Shortfall Amounts” below.

The pass-through rate for the Class B-X IO Component for the interest accrual period for any Distribution Date will be equal to the excess, if any, of (i) the Subordinate Weighted Average Adjusted Net Mortgage Rate over (ii) the product of (a) the weighted average pass-through rate on the Subordinated Floating Rate Certificates, adjusted for the related interest accrual period, and (b) a fraction, the numerator of which is the aggregate Class Certificate Balance of the Subordinated Floating Rate Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date. Notwithstanding the foregoing, on each Distribution Date, the interest that would otherwise be distributable to the Class B-X IO Component based on the pass-through rate described above (after giving effect to any reduction in respect of net deferred interest allocated to the Class B-X IO Component on such Distribution Date), will be reduced by the amount, if any, that is necessary to fund payment of any Carryover Shortfall Amounts to the holders of the Subordinated Floating Rate Certificates. See “—Carryover Shortfall Reserve Fund” below.

“Class 1-A-3B Policy Premium Rate” means, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the product of (x) 12, (y) the monthly premium rate for the Policy for such Distribution Date and (z) the Class Certificate Balance of the Class 1-A-3B Certificates immediately prior to that Distribution Date, and the denominator of which is equal to the aggregate Stated Principal Balance of the Group 1 Mortgage Loans immediately prior to that Distribution Date.

“Class 2-A-3B Policy Premium Rate” means, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the product of (x) 12, (y) the monthly premium rate for the Policy for such Distribution Date and (z) the Class Certificate Balance of the Class 2-A-3B Certificates immediately prior to that Distribution Date, and the denominator of which is equal to the aggregate Stated Principal Balance of the Group 2 Mortgage Loans immediately prior to that Distribution Date.

The monthly premium rate for the Policy will be set forth in a commitment letter between the seller and the Certificate Insurer.

The “Pass-Through Margin” for each class of LIBOR Certificates for each Distribution Date is as follows:

	(1)	(2)
Class 1-A-1	0.310%	0.620%
Class 1-A-2	0.810%	1.620%
Class 1-A-3A	0.440%	0.880%
Class 1-A-3B	0.340%	0.680%
Class 2-A-1A	0.310%	0.620%
Class 2-A-1B	0.780%	1.560%
Class 2-A-2A	0.380%	0.760%
Class 2-A-2C	0.610%	1.220%
Class 2-A-3A	0.440%	0.880%
Class 2-A-3B	0.340%	0.680%
Class B-1	0.580%	0.870%
Class B-2	0.630%	0.945%
Class B-3	0.880%	1.320%
Class B-4	0.940%	1.410%
Class B-5	1.080%	1.620%
Class B-6, Class B-7, Class B-8, Class B-9, Class B-10 and Class B-11	1.250%	1.875%
__________
(1) For the interest accrual period for each Distribution Date occurring on or prior to the first possible Optional Termination Date.
(2) For each other interest accrual period.

The “Optional Termination Date” is the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and any foreclosed or otherwise repossessed properties then held by the issuing entity is less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The “Net WAC Cap” for any Distribution Date will equal:

•
for the Group 1 Senior LIBOR Certificates, the Weighted Average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans for that Distribution Date, as adjusted for the related interest accrual period, minus the Class 1-A-3B Policy Premium Rate;

•
for the Group 2 Senior LIBOR Certificates, the Weighted Average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans for that Distribution Date, as adjusted for the related interest accrual period, minus the Class 2-A-3B Policy Premium Rate; and

•
for the Subordinated Floating Rate Certificates (the “subordinate WAC Cap”), the weighted average of the Weighted Average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans and Group 2 Mortgage Loans, weighted on the basis of the Subordinated Portion of the Group 1 Mortgage Loans and Group 2 Mortgage Loans, respectively, and in the case of the first interest accrual period only, as adjusted for the first interest accrual period.

The “Weighted Average Adjusted Net Mortgage Rate” for any Distribution Date means the average of the adjusted net mortgage rate of each Mortgage Loan, weighted on the basis of its Stated Principal Balance as of the Due Date in the prior month (after giving effect to prepayments in the Prepayment Period related to such prior Due Date).

The “Adjusted Cap Rate” for any Distribution Date will equal:

•
for the Group 1 Senior Floating Rate Certificates, the Weighted Average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans for that Distribution Date, minus (x) the Class 1-A-3B Policy Premium Rate and minus (y) a fraction, the numerator of which is the product of (a) the net deferred interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) 12, and the denominator of which is the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Due Date in the prior month (after giving effect to prepayments in the Prepayment Period related to such prior Due Date), adjusted for the related interest accrual period;

•
for the Group 2 Senior Floating Rate Certificates, the Weighted Average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans for that Distribution Date, minus (x) the Class 2-A-3B Policy Premium Rate and minus (y) a fraction, the numerator of which is the product of (a) the net deferred interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) 12, and the denominator of which is the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Due Date in the prior month (after giving effect to prepayments in the Prepayment Period related to such prior Due Date), adjusted for the related interest accrual period; and

•
for the subordinated certificates, the weighted average (weighted on the basis of the Subordinated Portion of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, respectively) of the Adjusted Cap Rates for the Group 1 Senior Floating Rate Certificates and the Group 2 Senior Floating Rate Certificates.

On each Distribution Date, to the extent of funds available, each interest-bearing class and component of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This “Interest Distribution Amount” for any class will be equal to the sum of (a) interest accrued during the related interest accrual period at the applicable pass-through rate on the related Class Certificate Balance or notional amount, as the case may be, immediately prior to the applicable Distribution Date and (b) the sum of the amounts, if any, by which the amounts described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest (or, in the case of the Notional Amount Certificates, deposited in the Carryover Shortfall Reserve Fund) on the prior Distribution Dates and not subsequently distributed or deposited, as applicable (which are called “unpaid interest amounts”), reduced by any net deferred interest on the related Mortgage Loans allocated to such class of certificates.

With respect to any Distribution Date, current interest for each of the Class 1-X, Class 2-X and Class B-X Certificates will equal the current interest distributed to the related IO Component on such Distribution Date.

With respect to each Mortgage Loan and each related Due Date, “deferred interest” will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. Such excess may occur because the Mortgage Rates of the Mortgage Loans adjust monthly, while the monthly payment adjusts generally no more frequently than annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization. See “The Mortgage Loans—General—Mortgage Rate Adjustments” and “—Monthly Payment Adjustments” in this prospectus supplement.

With respect to each loan group and Due Date, “net deferred interest” is equal to the excess, if any, of the amount of deferred interest that accrued on the Mortgage Loans in that loan group as described above from the preceding Due Date to such Due Date, over any Principal Prepayment Amount for those Mortgage Loans during the related Prepayment Period.

For any Distribution Date, the “Principal Prepayment Amount” for a loan group is equal to the sum of all voluntary principal prepayments received on the Mortgage Loans in that loan group during the related Prepayment Period, including the purchase price of any Mortgage Loans repurchased due to modifications of the Mortgage Rates. For any Distribution Date and loan group, the “Net Prepayments” for that loan group are equal to the excess, if any, of the (i) Principal Prepayment Amount for that loan group over (ii) the aggregate amount of deferred interest accrued on the Mortgage Loans in that loan group from the preceding Due Date to the Due Date related to that Distribution Date. On each Distribution Date, the excess, if any, of the Principal Prepayment Amount over the Net Prepayments for that Distribution Date will be distributed to the certificates as a distribution of interest on that distribution date in accordance with the priorities set forth above, and will not be distributed as principal on the certificates on that Distribution Date.

For any Distribution Date, the net deferred interest on the Mortgage Loans will reduce the amount of current interest on each class of certificates to which net deferred interest is allocated. To the extent that there is Net Deferred Interest for a loan group on a Distribution Date, the Senior Percentage of that Net Deferred Interest will be allocated, in the aggregate, to the senior certificates in the related senior certificate group and the Subordinated Percentage (based upon the related Subordinated Portion) of that Net Deferred Interest will be allocated, in the aggregate, to the subordinated certificates. On each Distribution Date, the net deferred interest will be allocated to each class of certificates (other than the Class 1-X, Class 2-X and Class B-X Certificates) in an amount equal to the excess, if any, of (i) the interest accrued during the related interest accrual period at the applicable pass-through rate on the related Class Certificate Balance or notional amount, as the case may be, immediately prior to the applicable Distribution Date over (ii) the amount of interest to which such class would have been entitled if the pass-through rate for such class were equal to the Adjusted Cap Rate for such class and Distribution Date. With respect to any Distribution Date, the Senior Percentage of any net deferred interest with respect to the related loan group remaining after allocation to the related Senior Floating Rate Certificates will be allocated to the related class of Senior Notional Amount Certificates. With respect to any Distribution Date, the Subordinated Percentage of any Net Deferred Interest remaining after the allocation of net deferred interest to the Subordinated Floating Rate Certificates will be allocated to the Class B-X Certificates.

On each Distribution Date, any amount of net deferred interest allocable to a class of certificates on such Distribution Date will be added as principal to the outstanding Class Certificate Balance of such class of certificates. Any amount of net deferred interest that is allocated to an IO Component on a Distribution Date will be added as principal to the outstanding component principal balance of the corresponding PO Component.

The interest accrual period for each Distribution Date and the LIBOR Certificates will be the period beginning on the previous Distribution Date (or the closing date, in the case of the first Distribution Date) and ending on the day immediately preceding that Distribution Date. The interest accrual period for each Distribution Date and the Class A-R, Class 1-X, Class 2-X, Class 2-A-2B and Class B-X Certificates will be the calendar month preceding the month that Distribution Date. The interest accrual period for each Distribution Date and the LIBOR Certificates will be determined on the basis of an assumed 360-day year and the actual number of days that elapsed during the related interest accrual period. The interest accrual period for each Distribution Date and the Class 1-X, Class 2-X, Class 2-A-2B, Class B-X and Class A-R Certificates will be determined on the basis of an assumed 360-day year consisting of twelve 30 day months.

The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all of the loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the “Net Interest Shortfall” is equal to

•	any net prepayment interest shortfalls for that loan group and Distribution Date and

•	the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction.

Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all interest-bearing classes of the related senior certificates and the classes of subordinated certificates on such

Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive based on each subordinated class’ share of the Subordinated Portion, as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls.

For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class’ pro rata share (based on their respective Class Certificate Balance or Notional Amount) of the applicable Subordinated Portion for that Distribution Date, provided, however, on any Distribution Date after a Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date. The Policy will not cover Net Interest Shortfalls.

A “Relief Act Reduction” is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or any similar state or local law. See “Legal Aspects of the Mortgage Loans — Servicemembers Civil Relief Act” in the prospectus.

With respect to any Distribution Date, a net prepayment interest shortfall for a loan group is the amount by which the aggregate of prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for such loan group for such period and (y) the excess, if any, of the Compensating Interest for the other loan group over the prepayment interest shortfalls for that loan group. A “prepayment interest shortfall” is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of a Prepayment Period occurring in the month prior to the month of the applicable Distribution Date is less than one month’s interest at the related Mortgage Rate, net of the servicing fee rate, on the Stated Principal Balance of the Mortgage Loan.

If on any Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under “—Priority of Distributions Among Certificates” are insufficient to make a full distribution of the interest entitlement on the group of certificates related to that loan group, interest will be distributed on each class of certificates in that certificate group of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates in that certificate group will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

Carryover Shortfall Amounts

For each class of Floating Rate Certificates and any Distribution Date, the “Carryover Shortfall Amount” for such class will equal the sum of:

(i)
the excess, if any, of the amount of interest to which such class would have been entitled if the pass-through rate for such class were calculated without regard to the applicable Net WAC Cap, over the actual amount of interest to which such class is entitled to for such Distribution Date (in each case prior to any reduction for net deferred interest);

(ii)	any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and
(iii)
interest for the applicable interest accrual period on the amount described in clause (ii) above based on the pass-through rate for the applicable class of certificates, determined without regard to the applicable Net WAC Cap.

The Yield Maintenance Agreements; Yield Maintenance Reserve Funds. The issuing entity will have the benefit of two interest rate cap agreements (each, a “Yield Maintenance Agreement”) as evidenced by a confirmation between the issuing entity and The Bank of New York (the “Cap Counterparty”), which are intended to partially mitigate the interest rate risk to the related classes of certificates that could result from the difference between one-month LIBOR as it relates to the pass-through rate on the related classes of certificates and the related Net WAC Cap.

Pursuant to each Yield Maintenance Agreement, the terms of an ISDA Master Agreement were incorporated into the Confirmation of each Yield Maintenance Agreement as if such an ISDA Master Agreement had been executed by the trustee and the Cap Counterparty on the date each Yield Maintenance Agreement was executed. Each Yield Maintenance Agreement is also subject to certain ISDA definitions, as published by the International Swaps and Derivatives Association, Inc.

Each Yield Maintenance Agreement will be related to one of the following groups of certificates: (x) the Group 1 Senior Floating Rate Certificates or (y) the Group 2 Senior LIBOR Certificates. On the first business day preceding each Distribution Date beginning in November 2005, payments under each Yield Maintenance Agreement will be made based on an amount equal to the product of (i) the excess, if any, of (x) the lesser of LIBOR (as determined by the Cap Counterparty) and the applicable Maximum Cap Rate, over (y) the related cap strike rate, (ii) the related Yield Maintenance Notional Balance and (iii) the Yield Maintenance Day Count Fraction.

The “Yield Maintenance Notional Balance” and related cap strike rate on each Distribution Date for each of the Yield Maintenance Agreements is as described in Schedule 1 to this prospectus supplement; provided, however, for each Yield Maintenance Agreement, the related Yield Maintenance Notional Balance for each Distribution Date will be subject to a maximum equal to the aggregate Class Certificate Balance of the related classes of certificates immediately prior to that Distribution Date. The “Yield Maintenance Day Count Fraction” for each Yield Maintenance Agreement is the actual number of days in the applicable yield maintenance agreement calculation period divided by 360. After the Distribution Date in February 2016, each Yield Maintenance Notional Balance will be equal to zero, and each Yield Maintenance Agreement will be terminated.

The Yield Maintenance Agreements will be subject to early termination only in limited circumstances. Such circumstances generally include certain insolvency or bankruptcy events in relation to the Cap Counterparty, the failure of the Cap Counterparty (two business days after notice of such failure is received by the Cap Counterparty) to make a payment due under the Yield Maintenance Agreements, the failure by the Cap Counterparty to take certain actions specified in the Yield Maintenance Agreements within 30 days following its debt rating going below certain applicable rating agency ratings specified in the Yield Maintenance Agreements, and the Yield Maintenance Agreements becoming illegal or subject to certain kinds of taxation.

If either Yield Maintenance Agreement is terminated, the Cap Counterparty may owe a termination payment to the trustee, payable in a lump sum to be held by the trustee until the termination date of that Yield Maintenance Agreement. However, if such termination occurs, there can be no assurance that any such termination payment will be owing to the trustee.

Any amounts received from the Cap Counterparty under a Yield Maintenance Agreement will be deposited in the yield maintenance reserve fund established by the trustee for the related classes of certificates. Any amounts on deposit in the yield maintenance reserve funds will be the property of the issuing entity, but will not be part of any REMIC. On each Distribution Date, the trustee will withdraw from funds available on deposit in the applicable yield maintenance reserve fund, amounts to cover any Carryover Shortfall Amounts with respect to the related classes of certificates, pro rata, based on their respective Class Certificate Balances. Any amounts received pursuant to a Yield Maintenance Agreement and not used to cover any Carryover Shortfall Amounts on a Distribution Date (other than any payments received upon termination of the Yield Maintenance Agreement) will be distributed to the applicable class of notional amount certificates and will not be available on any future Distribution Date to cover any Carryover Shortfall Amounts. There can be no assurance, however, that funds will be available to pay any such shortfalls to holders of any class of Senior Floating Rate Certificates on such Distribution Date or subsequent Distribution Dates.

The classes of Senior Floating Rate Certificates do not represent an obligation of the Cap Counterparty. Holders of those Certificates are not parties to or beneficiaries under the Yield Maintenance Agreement and will not have any right to proceed directly against the Cap Counterparty in respect of their obligations under the Yield Maintenance Agreements.

Carryover Shortfall Reserve Fund. Pursuant to the terms of the pooling and servicing agreement, the trustee will establish an account on behalf of the Class 1-X, Class 2-X and Class B-X Certificates (the “Carryover Shortfall Reserve Fund”), which will be held in trust by the trustee on behalf of the holders of the Floating Rate Certificates. The Carryover Shortfall Reserve Fund will not be an asset of any REMIC. On the closing date, the depositor will deposit in the Carryover Shortfall Reserve Fund an amount that is intended to cover the amount of Carryover Shortfall Amounts, if any, on the first Distribution Date. The Carryover Shortfall Reserve Fund will be the sole source of payments to the holders of Subordinated Floating Rate Certificates and the Class 2-A-2B Certificates with respect to any Carryover Shortfall Amounts on such certificates. The Carryover Shortfall Reserve Fund and the related yield maintenance reserve fund will be the only sources of payments of Carryover Shortfall Amounts to the holders of the Senior Floating Rate Certificates (other than the Class 2-A-2B Certificates). The Policy will not cover Carryover Shortfall Amounts.

On each Distribution Date, the current interest that would otherwise be distributable with respect to an IO Component (after reductions due to net deferred interest allocated to the related class of Notional Amount Certificates) will be deposited instead in the Carryover Shortfall Reserve Fund for payment to the related classes of Floating Rate Certificates to the extent of the related Required Reserve Fund Deposit in the manner described below.

With respect to any Distribution Date, the “Required Reserve Fund Deposit” will be an amount equal to

•
for the Class 1-X Certificates, the lesser of (i) the current interest for the Class 1-X IO Component for such Distribution Date (after reductions due to that component’s share of any net deferred interest and after any reduction in current interest due to net interest shortfalls on such Distribution Date) and (ii) the amount, if any, required to bring the balance on deposit in the Carryover Shortfall Reserve Fund related to the group 1 senior certificates up to an amount equal to the greater of (a) the aggregate remaining Carryover Shortfall Amount for such Distribution Date with respect to the Group 1 Senior Floating Certificates (after distributing amounts in the related yield maintenance reserve fund to the Group 1 Senior Floating Rate Certificates) and (b) $1,000;

•
for the Class 2-X Certificates, the lesser of (i) the current interest for the Class 2-X IO Component for such Distribution Date (after reductions due to that component’s share of any net deferred interest and after any reduction in current interest due to net interest shortfalls on such Distribution Date) and (ii) the amount, if any, required to bring the balance on deposit in the Carryover Shortfall Reserve Fund related to the group 2 senior certificates up to an amount equal to the greater of (a) the aggregate remaining Carryover Shortfall Amount for such Distribution Date with respect to the Group 2 Senior Floating Rate Certificates (after distributing amounts in the related yield maintenance reserve fund to the Group 2 Senior LIBOR Certificates) and (b) $1,000; and

•
for the Class B-X Certificates, the lesser of (i) the current interest for the Class B-X IO Component for such Distribution Date (after reductions due to that component’s share of any net deferred interest and after any reduction in current interest due to net interest shortfalls on such Distribution Date) and (ii) the amount, if any, required to bring the balance on deposit in the Carryover Shortfall Reserve Fund related to the Subordinated Certificates up to an amount equal to the greater of (a) the aggregate remaining Carryover Shortfall Amount for such Distribution Date with respect to the Subordinated Floating Rate Certificates and (b) $1,000.

On any Distribution Date for which a Carryover Shortfall Amount exists with respect to the Group 1 Senior Floating Rate Certificates (after distributing amounts from the related yield maintenance reserve fund to these classes of certificates), the trustee will withdraw from the Carryover Shortfall Reserve Fund the lesser of the Required Reserve Fund Deposit for the Group 1 Senior Floating Rate Certificates and the amount on deposit in the Carryover Shortfall Reserve Fund from payments otherwise distributable to the Class 1-X Certificates and distribute such amount to the Group 1 Senior Floating Rate Certificates on a pro rata basis based on the related remaining Carryover Shortfall Amount due.

On any Distribution Date for which a Carryover Shortfall Amount exists with respect to the Group 2 Senior Floating Rate Certificates (after distributing amounts from the related yield maintenance reserve fund to the Group 2 Senior LIBOR Certificates), the trustee will withdraw from the Carryover Shortfall Reserve Fund the lesser of the Required Reserve Fund Deposit for the Group 2 Senior Floating Rate Certificates and the amount on deposit in the Carryover Shortfall Reserve Fund from payments otherwise distributable to the Class 2-X Certificates and distribute such amount to the Group 2 Senior Floating Rate Certificates on a pro rata basis based on the related remaining Carryover Shortfall Amount due.

On any Distribution Date for which a Carryover Shortfall Amount exists with respect to the Subordinated Floating Rate Certificates, the trustee will withdraw from the Carryover Shortfall Reserve Fund the lesser of the Required Reserve Fund Deposit for the Subordinated Floating Rate Certificates and the amount on deposit in the Carryover Shortfall Reserve Fund from payments otherwise distributable to the Class B-X Certificates and distribute such amount to the Subordinated Floating Rate Certificates, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10 and Class B-11 Certificates, in that order, up to the amount of Carryover Shortfall Amount for each such class of certificates.

Principal

Principal Amount. On each Distribution Date, the Principal Amount for each loan group will be distributed as principal with respect to the related senior certificates (or, with respect to the Notional Amount Certificates, the related PO Component), in an amount up to the related Senior Principal Distribution Amount and as principal of the subordinated certificates (or, with respect to the Class B-X Certificates, the Class B-X PO Component), as a portion of the Subordinated Principal Distribution Amount.

The “Principal Amount” for any Distribution Date and loan group will equal the sum of:

(a)	all monthly payments of principal due on each Mortgage Loan in that loan group on the related Due Date,

(b)
the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by the seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date, excluding any Mortgage Loan that was repurchased due to a modification of the Mortgage Rate,

(c)	the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

(d)
any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

(e)
with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

(f)	all Net Prepayments on the Mortgage Loans in that loan group received during the related Prepayment Period, and

(g)	any Subsequent Recoveries with respect to the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date.

Senior Principal Distribution Amount

On each Distribution Date, the Principal Amount for each loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes and components of senior certificates as follows:

•	from the Senior Principal Distribution Amount for loan group 1 to the group 1 senior certificates as follows:

first, to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero;

second, concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3A and Class 1-A-3B Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

third, to the Class 1-X PO Component, until its component principal balance is reduced to zero, and

•	from the Senior Principal Distribution Amount for loan group 2 to the group 2 senior certificates as follows:

first, concurrently, to the Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C, Class 2-A-3A and Class 2-A-3B Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

second, to the Class 2-X PO Component, until its component principal balance is reduced to zero.

Notwithstanding the foregoing, on each Distribution Date on and after the Senior Credit Support Depletion Date, the Principal Amount for the related loan group will be distributed, concurrently as principal of the classes and components of senior certificates corresponding to that loan group, pro rata, in accordance with their respective Class Certificate Balances immediately before that Distribution Date.

The amount of principal available for distributions to the senior certificates (or, with respect to the Class 1-X and Class 2-X Certificates, the related PO Components) for a loan group may be increased if such loan group is experiencing disproportionately high Realized Losses, as described under “—Cross-Collateralization Due to Disproportionate Realized Losses in a Loan Group” below.

The capitalized terms used in this prospectus supplement shall have the following meanings:

The “Aggregate Senior Percentage” for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the senior certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

“Prepayment Period” means for any Distribution Date and Due Date, the period commencing on the sixteenth day of the prior calendar month (or, in the case of the first Distribution Date, the Cut-off Date) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

“Stated Principal Balance” means for any Mortgage Loan and any Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor and to liquidation proceeds allocable to principal received in the prior calendar month and prepayments received through the last day of the Prepayment Period in which the Due Date occurs and increased by any deferred interest added to the principal balance on or prior to such Due Date.

The “Senior Principal Distribution Amount” for either loan group for any Distribution Date will equal the sum of

(i)	the related Senior Percentage of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group and that Distribution Date,

(ii)	for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

(x)	the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan and

(y)	the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

(iii)	the related Senior Prepayment Percentage of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and the Distribution Date.

On any Distribution Date after a Senior Termination Date, the Senior Principal Distribution Amount for the remaining senior certificate group will not be calculated by loan group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Senior Percentage or Senior Prepayment Percentage for such senior certificate group with respect to all the Mortgage Loans, as opposed to only the Mortgage Loans in the related loan group.

The “Senior Percentage” for any senior certificate group and Distribution Date is the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Balances and component principal balances of each class and component of senior certificates of such senior certificate group other than the related notional amount components immediately before the Distribution Date and the denominator of which is the aggregate Stated Principal Balance of each Mortgage Loan in the related loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received on the Mortgage Loans in the Prepayment Period related to that Due Date); provided, however, that on any Distribution Date after a Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balances and component principal balances of each class of senior certificates (other than the notional amount components) of such remaining senior certificate group immediately prior to such date and the denominator of which is the aggregate Class Certificate Balances and component principal balances of all classes of certificates (other than the related notional amount components) immediately prior to such Distribution Date.

For any Distribution Date on and prior to a Senior Termination Date, the “Subordinated Percentage” for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After a Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

The “Senior Prepayment Percentage” of a senior certificate group for any Distribution Date occurring during the ten years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates that receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the Pool Balance evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

The “Subordinated Prepayment Percentage” for a loan group as of any Distribution Date will be calculated as the difference between 100% and related Senior Prepayment Percentage on that Distribution Date.

The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of related Subordinated Percentage for the Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Aggregate Senior Percentage exceeds the initial Aggregate Senior Percentage, in which case the Senior Prepayment Percentage for each senior certificate group for the Distribution Date will once again equal 100%).

Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for either loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the Mortgage Loans:

(i)
the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date does not equal or exceed 50%, and

(ii)	cumulative Realized Losses on the Mortgage Loans do not exceed

(a)
commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the “original subordinate principal balance”),

(b)	commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

(c)	commencing with the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

(d)	commencing with the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

(e)	commencing with the Distribution Date on the fourteenth anniversary of the first Distribution Date and thereafter, 50% of the original subordinate principal balance.

Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in September 2008, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, the Senior Prepayment Percentage will equal the Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the Senior Percentage and (y) after the Distribution Date in September 2008, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the “Two Times Test”), the Senior Prepayment Percentage will equal the Senior Percentage.

The “Aggregate Subordinated Percentage” for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such

Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

The “Senior Termination Date” for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

If on any Distribution Date the allocation to the class or component of senior certificates then entitled to distributions of principal and other amounts in the percentages required above would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Percentage and the Senior Prepayment Percentage of those amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

Cross-Collateralization Due to Disproportionate Realized Losses in a Loan Group. If on any Distribution Date the aggregate Class Certificate Balance and component principal balance of the senior certificates and principal-only component of a senior certificate group after giving effect to all other distributions to be made on that Distribution Date, is greater than the Pool Balance for that loan group (any such group, the “Undercollateralized Group”), all amounts otherwise distributable to the subordinated certificates (or, following the Senior Credit Support Depletion Date, the amounts described in the second following sentence) will be distributed to the senior certificates and principal-only component of the Undercollateralized Group, until the aggregate Class Certificate Balance and component principal balance of the senior certificates and principal-only component of the Undercollateralized Group equals the Pool Balance for that loan group. The amount distributed to the Undercollateralized Group (such distribution, an “Undercollateralization Distribution”) will be an amount up to the sum of the accrued interest amount and the principal deficiency amount for such Undercollateralized Group. If the senior certificates of a senior certificate group constitute an Undercollateralized Group on any Distribution Date following the Senior Credit Support Depletion Date, Undercollateralization Distributions will be made from the excess of the Available Funds for the other loan group remaining after all required amounts for that Distribution Date have been distributed to the senior certificates and principal-only component of that related senior certificate group. Accordingly, the subordinated certificates will not receive distributions of principal until each Undercollateralized Group is no longer undercollateralized.

For any Distribution Date, the “accrued interest amount” for an Undercollateralized Group will equal the sum of (x) the product of (A) the applicable principal deficiency amount and (B) the weighted average pass-through rate for the related senior certificates for that Distribution Date, accrued during the related interest accrual period and (y) any such unpaid interest amounts from prior Distribution Dates.

For any Distribution Date, the “principal deficiency amount” for an Undercollateralized Group will equal the excess of the aggregate Class Certificate Balance and component principal balance of the senior certificates and principal-only component related to that Undercollateralized Group on that Distribution Date (after all other distributions have been made on that date) over the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the Due Date in the month of such Distribution Date after giving effect to prepayments in the related Prepayment Period as of the Due Date in the month of such Distribution Date.

The “Pool Balance” for a loan group and any Due Date is equal to the aggregate Stated Principal Balance of all related Mortgage Loans and for the mortgage pool and any Due Date is the aggregate Stated Principal Balance of all the Mortgage Loans.

All distributions described in this “Cross-Collateralization Due to Disproportionate Realized Losses in a Loan Group” section will be made in accordance with the priorities set forth under “Distributions on the Certificates —Principal—Senior Principal Distribution Amount” above and “—Subordinated Principal Distribution Amount” below.

Subordinated Principal Distribution Amount. On each Distribution Date, to the extent of Available Funds therefor, the Principal Amount, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates (or, with respect to the Class B-X Certificates, the Class B-X PO Component). Except as provided in the next paragraph, each class and component of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal

Distribution Amount from both loan groups (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from both loan groups for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates, first, to the Class B-X Certificates, until its Class Certificate Balance is reduced to zero, and then to the remaining classes of subordinated certificates, sequentially in the order of their numerical class designations, beginning with the Class B-1 Certificates, until their respective Class Certificate Balances are reduced to zero.

With respect to each class of subordinated certificates (other than the Class B-X Certificates and the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the sum of the Class Subordination Percentages of such class and all classes of subordinated certificates (other than the Class B-X Certificates) that have higher numerical class designations than that class (the “Applicable Credit Support Percentage”) is less than the Applicable Credit Support Percentage for that class on the date of issuance of the certificates (the “Original Applicable Credit Support Percentage”), no distribution of Net Prepayments will be made to any of those classes (the “Restricted Classes”) and the amount of Net Prepayments otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

The “Class Subordination Percentage” with respect to any Distribution Date and each class of subordinated certificates (other than the Class B-X Certificates) will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of such class of subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Class Certificate Balances of all classes of certificates immediately prior to such Distribution Date.

The approximate Original Applicable Credit Support Percentages for the subordinated certificates (other than the Class B-X Certificates) on the date of issuance of the certificates are expected to be as follows:

Class B-1	8.25%
Class B-2	7.74%
Class B-3	5.70%
Class B-4	4.30%
Class B-5	3.70%
Class B-6	3.15%
Class B-7	2.70%
Class B-8	2.30%
Class B-9	2.00%
Class B-10	1.30%
Class B-11	0.55%

The “Subordinated Principal Distribution Amount” for any Distribution Date and loan group will equal the sum of

(i)	the related Subordinated Percentage of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group and that Distribution Date,

(ii)
for each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the portion of the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to clause (ii) of the definition of Senior Principal Distribution Amount, up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan, and

(iii)	the Subordinated Prepayment Percentage of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and that Distribution Date.

On any Distribution Date after a Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans in the related loan group.

Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive any Available Funds for any loan group remaining after payment of interest and principal on the senior certificates and interest and principal on the subordinated certificates and payments to the Certificate Insurer, as described above and, after the final distribution has been made with respect to the certificates. Because the other classes of certificates will be entitled to all principal and interest in respect of the Mortgage Loans, it is not anticipated that there will be any significant amounts remaining for that distribution.

Allocation of Losses

On each Distribution Date, any Realized Loss on the Mortgage Loans will be allocated first to the subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero; provided, that the Class B-X Certificates will not be allocated any Realized Losses until the Class Certificate Balances of the other classes of subordinated certificates have been reduced to zero. Any remaining Realized Losses on the Group 1 Mortgage Loans will be allocated to the Group 1 Senior Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero; provided, however, that any Realized Losses on the Group 1 Mortgage Loans that would otherwise be allocated to the Class 1-A-1 and Class 1-A-2 Certificates will instead be allocated, concurrently, to the Class 1-A-3A and Class 1-A-3B Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and, after the Class Certificate Balances of the Class 1-A-3A and Class 1-A-3B Certificates are reduced to zero, any Realized Losses on the Group 1 Mortgage Loans that would otherwise be allocated to the Class 1-A-1 Certificates will instead be allocated to the Class 1-A-2 Certificates until its Class Certificate Balance is reduced to zero. Any remaining Realized Losses on the Group 2 Mortgage Loans will be allocated to the Group 2 Senior Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero; provided, however, that any Realized Losses on the Group 2 Mortgage Loans that would otherwise be allocated, concurrently, to the Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates will instead be allocated to the Class 2-A-3A and Class 2-A-3B Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and, after the Class Certificate Balances of the Class 2-A-3A and Class 2-A-3B Certificates are reduced to zero, any Realized Losses on the Group 2 Mortgage Loans that would otherwise be allocated to the Class 2-A-1A and Class 2-A-1B Certificates will instead be allocated concurrently to the Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

The “Senior Credit Support Depletion Date” is the date on which the Class Certificate Balance of each class of subordinated certificates (other than the Class B-X Certificates) has been reduced to zero.

Because principal distributions are paid to some classes and principal-only components of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

In general, a “Realized Loss” means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

A “Liquidated Mortgage Loan” is a defaulted Mortgage Loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

“Subsequent Recoveries” are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class P-1 and Class P-2 Certificates.

Structuring Assumptions

Unless otherwise specified, the information in the tables under “Yield, Prepayment and Maturity Considerations—Decrement Tables” in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the Mortgage Loans and the following additional assumptions, which combined are the structuring assumptions:

•	loan group 1 consists of 40 Mortgage Loans with the following characteristics:

Current Principal Balance ($)	Mortgage Rate* (%)	Current Adjusted Net Mortgage Rate* (%)	Remaining Term to Maturity (Months)	Gross Margin* (%)	Maximum Mortgage Rate* (%)	Months to Next Rate Adjustment Date	Months to Next Payment Adjustment Date	Negative Amortization Limit (%)
$19,820,029.00	1.137186	0.761686	360	2.843006	9.950000	1	13	110
$113,139,412.18	5.746837	5.371337	358	2.881837	9.972841	1	11	110
$4,096,743.91	5.949875	5.574375	359	3.084875	9.950000	1	12	115
$223,479.40	5.515000	5.139500	357	2.650000	9.950000	1	10	110
$267,361.34	5.890000	5.514500	359	3.025000	9.950000	1	12	115
$1,490,388.45	5.691777	5.316277	359	2.826777	9.950000	1	12	110
$509,374.51	6.344709	5.969209	358	3.479709	11.139146	1	11	110
$236,000.00	1.000000	0.624500	360	3.050000	9.950000	1	13	110
$1,572,351.99	5.567197	5.191697	358	2.702197	9.950000	1	11	110
$7,947,894.00	1.089583	0.714083	360	2.712214	9.933694	1	13	110
$49,512,952.20	5.721876	5.346376	358	2.856876	9.975826	1	11	110
$225,620.82	6.047775	5.672275	359	3.182775	9.950000	1	12	115
$1,759,830.39	5.832707	5.457207	359	2.967707	9.950000	1	12	110
$841,130.00	1.252196	0.876696	360	2.832888	9.950000	1	13	110
$975,840.11	5.845392	5.469892	359	2.980392	9.950000	1	12	110
$345,097.01	5.709414	5.333914	359	2.844414	9.950000	1	12	110
$1,895,350.00	1.130372	0.754872	360	2.813805	9.950000	1	13	110
$8,267,280.05	5.753899	5.378399	358	2.888899	9.950000	1	11	110
$316,511.00	1.000000	0.624500	360	2.750000	9.950000	1	13	110
$487,857.82	5.443018	5.067518	357	2.578018	9.950000	1	10	110
$334,451.08	5.890000	5.514500	359	3.025000	9.950000	1	12	115
$5,157,548.00	1.224419	0.848919	360	3.123292	9.950000	1	13	110
$11,170,300.35	6.000369	5.624869	359	3.135369	9.950000	1	12	110
$310,537.95	5.815000	5.439500	358	2.950000	9.950000	1	11	115
$166,684.93	6.115000	5.739500	358	3.250000	9.950000	1	11	110
$3,496,942.17	6.154852	5.779352	358	3.289852	10.371060	1	11	110
$18,384,248.00	1.098019	0.722519	360	3.163832	9.950000	1	13	110
$45,748,275.92	5.969382	5.593882	359	3.104382	9.950000	1	12	110
$96,900.00	2.000000	1.624500	360	3.150000	9.950000	1	13	110
$95,244.76	5.365000	4.989500	359	2.500000	10.950000	1	12	110
$119,484,047.00	1.039969	0.664469	360	3.174114	9.950000	1	13	110
$438,255,277.85	5.996417	5.620917	358	3.133194	9.951202	1	11	110
$9,345,785.41	5.902710	5.527210	358	3.037710	9.918083	1	11	115
$1,514,806.00	1.227653	0.852153	360	2.955936	9.950000	1	13	110
$3,238,469.29	5.755998	5.380498	359	2.890998	9.950000	1	12	110
$407,203.91	6.034596	5.659096	357	3.169596	9.950000	1	10	110
$9,615,720.00	1.038749	0.663249	360	3.028112	9.950000	1	13	110
$26,466,519.85	5.860118	5.484618	359	2.995118	9.950000	1	12	110
$47,923,251.00	1.114898	0.739398	360	2.999393	9.950000	1	13	110
$188,643,316.33	5.818931	5.443431	358	2.953931	9.950000	1	11	110

•	loan group 2 consists of 34 Mortgage Loans with the following characteristics:

Current Principal Balance ($)	Mortgage Rate* (%)	Current Adjusted Net Mortgage Rate* (%)	Remaining Term to Maturity (Months)	Gross Margin* (%)	Maximum Mortgage Rate* (%)	Months to Next Rate Adjustment Date	Months to Next Payment Adjustment Date	Negative Amortization Limit (%)
$15,820,815.00	1.092107	0.716607	360	2.750187	9.950000	1	13	110
$245,120,148.65	5.624836	5.249336	358	2.759836	9.967479	1	11	110
$8,807,162.02	5.870321	5.494821	359	3.005321	9.950000	1	12	115
$809,174.52	5.610704	5.235204	358	2.745704	9.950000	1	11	110
$2,467,405.52	6.365000	5.989500	358	3.500000	11.277062	1	11	110
$441,901.89	6.740000	6.364500	358	3.875000	9.950000	1	11	115
$1,643,435.93	5.281958	4.906458	358	2.416958	9.950000	1	11	110
$13,040,031.00	1.000000	0.624500	360	2.594881	9.950000	1	13	110
$150,370,830.25	5.591314	5.215814	358	2.726314	9.951913	1	11	110
$2,677,448.07	6.016879	5.641379	358	3.151879	9.572795	1	11	115
$442,400.00	1.000000	0.624500	360	2.550000	9.950000	1	13	110
$6,879,801.65	5.642591	5.267091	358	2.777591	9.950000	1	11	110
$827,974.45	5.413210	5.037710	359	2.548210	9.950000	1	12	110
$1,131,595.52	5.397495	5.021995	358	2.532495	9.950000	1	11	110
$2,215,992.00	1.000000	0.624500	360	3.053610	9.950000	1	13	110
$14,984,390.04	5.523055	5.147555	359	2.658055	9.950000	1	12	110
$591,921.56	6.365000	5.989500	358	3.500000	9.950000	1	11	110
$647,732.79	5.565000	5.189500	358	2.700000	9.950000	1	11	110

$384,000.00	1.000000	0.624500	360	3.450000	9.950000	1	13	110
$2,644,401.13	5.908825	5.533325	358	3.043825	9.950000	1	11	110
$6,936,136.36	6.323623	5.948123	358	3.458623	10.664798	1	11	110
$1,237,142.99	6.054541	5.679041	359	3.189541	9.385529	1	12	115
$8,341,600.00	1.000000	0.624500	360	3.027266	9.950000	1	13	110
$22,913,951.85	5.736788	5.361288	358	2.966115	9.950000	1	11	110
$85,922,903.00	1.013496	0.637996	360	3.052189	9.950000	1	13	110
$376,927,305.92	5.892402	5.516902	358	3.027402	9.953338	1	11	110
$11,278,761.21	5.804202	5.428702	358	2.939202	9.950000	1	11	115
$2,100,600.00	1.000000	0.624500	360	2.670504	9.950000	1	13	110
$2,133,348.97	5.840410	5.464910	359	2.975410	9.950000	1	12	110
$1,687,649.43	6.365000	5.989500	358	3.500000	10.422612	1	11	110
$4,254,800.00	1.108113	0.732613	360	2.814238	9.950000	1	13	110
$17,801,506.37	5.706259	5.330759	358	2.841259	9.950000	1	11	110
$43,699,939.00	1.022586	0.647086	360	2.846284	9.950000	1	13	110
$210,811,874.72	5.685047	5.309547	358	2.820047	9.947594	1	11	110
___________________
* Rounded to six decimal places.

•	the Mortgage Loans prepay at the specified percentage of CPR,

•	the original term to stated maturity was 360 months,

•	no defaults in the payment by mortgagors of principal of and interest on the Mortgage Loans are experienced,

•
scheduled payments on the Mortgage Loans are received on the first day of each month commencing in the calendar month following the closing date and are computed before giving effect to prepayments received on the last day of the prior month,

•	Net Prepayments are allocated as described in this prospectus supplement without giving effect to loss and delinquency tests,

•
there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the closing date,

•
the scheduled monthly payment for each Mortgage Loan has been calculated initially and on each Payment Adjustment Date such that each Mortgage Loan will amortize in amounts sufficient to repay the current balance of the Mortgage Loan by its respective remaining term to maturity, subject to the Payment Caps,

•	the adjusted net mortgage rate is equal to the Mortgage Rate minus a rate of 0.3755% per annum;

•
the initial Class Certificate Balance or notional amount, as applicable, of each class of certificates is as set forth on the cover page of this prospectus supplement or as described in this prospectus supplement under “Description of the Certificates,”

•
interest accrues on each interest bearing class of certificates at the applicable interest rate set forth or described on the cover page of this prospectus supplement or as described in this prospectus supplement,

•	LIBOR and MTA indices are 3.70% and 2.865%, respectively,

•	the Mortgage Loans adjust according to the MTA index;

•	distributions in respect of the certificates are received in cash on the 25th day of each month commencing in the calendar month following the closing date,

•	the closing date of the sale of the certificates is September 7, 2005,

•	the Class P-1 and Class P-2 Certificates each have an initial Class Certificate Balance of $0.00,

•	the seller is not required to repurchase or substitute for any Mortgage Loan,

•
the master servicer does not exercise the option to repurchase the related Mortgage Loans described in this prospectus supplement under “— Optional Termination” other than as specified in the rows entitled “Weighted Average Life (in years) to Call” in the decrement tables in this prospectus supplement or as otherwise specified,

•	no class of certificates becomes a Restricted Class, and

•	the minimum mortgage rate for a Mortgage Loan is equal to its Gross Margin.

The prepayment model used in this prospectus supplement represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The Prepayment Assumption (“Prepayment Assumption”) does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans. The Prepayment Assumption assumes a constant prepayment rate (“CPR”) of 20.00% per annum of the then outstanding principal balance of the Mortgage Loans in each month during the life of the Mortgage Loans.

Although it is assumed that each of the Mortgage Loans prepays at the specified percentage of CPR, this is not likely to be the case. Moreover, discrepancies may exist between the characteristics of the actual Mortgage Loans that will be delivered to the trustee and characteristics of the Mortgage Loans used in preparing the tables.

Reports to Certificateholders

The monthly statement is prepared by the trustee based on information provided by the master servicer. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer and will be permitted to conclusively rely on any information provided to it by the master servicer. The report to certificateholders may include additional or other information of a similar nature to that specified above.

Voting Rights

As of any date of determination:

•	the Class A-R, Class 1-X, Class 2-X and Class B-X Certificates will each be allocated 1% of all voting rights in respect of the certificates (for a total of 4% of the Voting Rights), and

•	the other classes of Certificates will be allocated the remaining voting rights in proportion to their respective Class Certificate Balances (collectively, the “Voting Rights”).

Voting Rights will be allocated among the certificates of each class in accordance with their respective Percentage Interest.

Termination of the Issuing Entity; Optional Termination

The master servicer will have the right to repurchase all remaining Mortgage Loans and real estate owned by the issuing entity and thereby effect early retirement of the certificates, on any Distribution Date after the date on which the aggregate Stated Principal Balance of the Mortgage Loans and real estate owned by the issuing entity is less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. If the master servicer exercises such option, the purchase price distributed with respect to each certificate will be 100% of its then outstanding certificate balance plus any unpaid accrued interest on such certificate balance at the applicable pass-through rate, in each case subject to reduction as provided in the pooling and servicing agreement if the purchase price is based in part on the appraised value of any real estate or delinquent Mortgage Loans and the appraised value is less than the Stated Principal Balance of the applicable Mortgage Loan. No such purchase by the master servicer will be permitted without the consent of the Certificate Insurer if a draw on the Policy will be made or if any amounts due to the Certificate Insurer would remain unreimbursed on the final Distribution Date. Distributions in respect of any such optional termination will first be paid to the senior certificates and then to the subordinated certificates. The proceeds from any optional termination may not be sufficient to distribute the full amount to which each class of certificates is entitled if the purchase price is based in part on the appraised value of any real estate or delinquent Mortgage Loans and such appraised value is less than the aggregate Stated Principal Balance of the Mortgage Loans.

The issuing entity also will terminate upon notice to the trustee of either the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last Mortgage Loan, or (ii) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the pooling and servicing agreement; provided, however, that in no event will the issuing entity terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

The pooling and servicing agreement requires the master servicer to direct the trustee to send a notice of final distribution to each certificateholder in the event that there are no outstanding mortgage loans and no other funds or assets in the issuing entity other than funds in the Certificate Account. The trustee will be required to promptly send the notice of final distribution by letter to certificateholders mailed not later than the 15th day of the month of such final distribution. Any such notice of final distribution will be required to specify (a) the Distribution Date upon which final distribution on the certificates will be made upon presentation and surrender of certificates at the office designated in the notice, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the certificates at the office specified in the notice.

In the event a notice of final distribution is given, the master servicer will be required to remit all funds in the Certificate Account to the trustee for deposit in the Distribution Account on the business day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the certificates. Upon final deposit with respect to the issuing entity and the receipt by the trustee of a request for release of the mortgage loan files, the trustee will be required to promptly release the mortgage loan files to the master servicer or its designee.

Upon presentation and surrender of the certificates, the trustee will be required to cause to be distributed to the certificateholders of each class (after reimbursement of all amounts due to the master servicer, the depositor and the trustee pursuant to the pooling and servicing agreement) (i) its Class Certificate Balance plus accrued interest in the case of an interest-bearing certificate and all other amounts to which such classes are entitled and (ii) as to the Class A-R Certificateholders, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

In the event that any affected certificateholder does not surrender certificates for cancellation within six months after the date specified in the notice of final distribution, the trustee will be required to give a second written notice to the remaining certificateholders to surrender their certificates for cancellation and receive the final distribution. If within six months after the second notice all the applicable certificates have been surrendered for cancellation, the trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining certificateholders concerning surrender of their certificates, and the related costs will be paid out of the funds and other assets which remain a part of the issuing entity. If within one year after the second notice all certificates have not been surrendered for cancellation, the Class A-R Certificateholders will be entitled to all unclaimed funds and other assets of the issuing entity.

Certain Matters Regarding the Master Servicer, the Depositor and the Seller

The prospectus describes the indemnification to which the master servicer and the depositor (and their respective directors, officers, employees and agents) are entitled and also describes the limitations on any liability of the master servicer and the depositor (and their respective directors, officers, employees and agents) to the issuing entity. See “The Agreements—Certain Matters Regarding the Servicer and the Depositor” in the prospectus. The pooling and servicing agreement provides that these same provisions regarding indemnification and exculpation apply to the seller.

Restrictions on Transfer of the Class A-R Certificates

The Class A-R Certificates will be subject to the restrictions on transfer described in the prospectus (as modified by the restrictions imposed by the Treasury Regulations and described in this prospectus supplement under “Material Federal Income Tax Consequences”) under “Material Federal Income Tax Consequences—REMIC Certificates—Tax-Related Restrictions on Transfers of Residual Certificates—Disqualified Organizations,” “—Noneconomic Residual Certificates” and “—Foreign Investors.” The Class A-R Certificates (in addition to other ERISA-restricted classes of certificates, as provided in the pooling and servicing agreement) may not be acquired by a Plan. See “ERISA Considerations” in this prospectus supplement. The Class A-R Certificates will contain a legend describing the foregoing restrictions.

Restrictions on Investment, Suitability Requirements

An investment in the certificates may not be appropriate for all investors due to tax, ERISA or other legal requirements. Investors should review the disclosure included in this prospectus supplement and the prospectus under “Material Federal Income Tax Consequences,” “ERISA Considerations” and “Legal Matters” prior to any acquisition and are encouraged to consult with their advisors prior to purchasing the certificates.

Yield, Prepayment and Maturity Considerations

General

The effective yield to the holders of the Notional Amount Certificates will be lower than the yield otherwise produced by the applicable rate at which interest is passed through to the holders and the purchase price of the certificates because monthly distributions will not be payable to the holders until the 25th day (or, if that day is not a business day, the following business day) of the month following the month in which interest accrues on the Mortgage Loans (without any additional distribution of interest or earnings on them for the delay).

Delinquencies on the Mortgage Loans that are not advanced by or on behalf of the master servicer (because amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the certificates. Because of the priority of distributions, shortfalls resulting from delinquencies on the Mortgage Loans not so advanced will be borne first by the subordinated certificates, in the reverse order of their numerical class designations, and then by the related senior certificates pro rata. If, as a result of shortfalls on the Mortgage Loans, the sum of the aggregate Class Certificate Balances of all classes of certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced by the amount of the excess.

Net Interest Shortfalls on the Mortgage Loans in a loan group will adversely affect the yields on the interest-bearing classes of offered certificates related to that loan group, in the case of the senior certificates, and in both loan groups, in the case of the subordinated certificates. As a result, the yields on the offered certificates related to a loan group will depend on the rate and timing of Realized Losses.

Prepayment Considerations and Risks

The rate of principal payments on the offered certificates, the aggregate amount of distributions on the offered certificates and the yield to maturity of the offered certificates will be related to the rate and timing of payments of principal on the Mortgage Loans in the related loan group, in the case of the senior certificates, and in both loan groups, in the case of the subordinated certificates. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate and timing of the creation of deferred interest and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties, condemnations and repurchases by the seller or master servicer. A substantial majority of the Mortgage Loans have a prepayment charge if the related mortgagor prepays such Mortgage Loan during a period ranging from one year to three years after origination. Because a substantial majority of the Mortgage Loans contain prepayment charges, the rate of principal prepayments may be less than the rate of principal payments for Mortgage Loans that did not have prepayment charges. The holders of the Class P-1 and Class P-2 Certificates will be entitled to all prepayment charges received on the Group 1 Mortgage Loans and Group 2 Mortgage Loans, respectively, and those amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in this prospectus supplement under “Servicing of Mortgage Loans—Prepayment Charges,” the master servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the master servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The depositor makes no representations as to the effect that the prepayment charges, and decisions by the master servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Mortgage Loans are subject to the “due-on-sale” provisions included therein. However, the master servicer may choose not to accelerate a Mortgage Loan upon the conveyance of the related mortgaged property if the master servicer would make a similar decision with respect to a comparable Mortgage Loan held for its own account. See “The Mortgage Pool” in this prospectus supplement.

The negative amortization of the Mortgage Loans may affect the yield on the related classes of certificates. As a result of the negative amortization of the Mortgage Loans, the outstanding principal balance of a Mortgage Loan in either loan group will increase by the amount of interest that is deferred as described in this prospectus supplement under “Description of the Certificates—Interest.” During periods in which the outstanding principal balance of a Mortgage Loan is increasing due to the addition of deferred interest thereto, such increasing principal balance of that Mortgage Loan may approach or exceed the value of the related mortgaged property, thus increasing the likelihood of defaults as well as the amount of any loss experienced with respect to any such Mortgage Loan that is required to be liquidated. Furthermore, each Mortgage Loan provides for the payment of any remaining unamortized principal balance of such Mortgage Loan (due to the addition of deferred interest, if any, to the principal balance of such Mortgage Loan) in a single payment at the maturity of the Mortgage Loan. Because the mortgagors may be required to make a larger single payment upon maturity, it is possible that the default risk associated with the Mortgage Loans is greater than that associated with fully amortizing mortgage loans.

In addition, because the Mortgage Rates on the Mortgage Loans adjust at a different time than the monthly payments thereon and the Payment Caps may limit the amount by which the monthly payments may adjust, the amount of a monthly payment may be more or less than the amount necessary to fully amortize the principal balance of the Mortgage Loans over its then remaining term at the applicable Mortgage Rate. Accordingly, the Mortgage Loans may be subject to negative amortization or reduced amortization (if the monthly payment due on a Due Date is sufficient to pay interest accrued during the related interest accrual period at the applicable Mortgage Rate but is not sufficient to reduced principal in accordance with a fully amortizing schedule); or accelerated amortization (if the monthly payment due on a Due Date is greater than the amount necessary to pay interest accrued during the related interest accrual period at the applicable Mortgage Rate and to reduce principal in accordance with a fully amortizing schedule). In the event of negative amortization, deferred interest is added to the principal balance of such Mortgage Loan and, if such deferred interest is not offset by subsequent accelerated amortization, it may result in a final lump sum payment at maturity greater than, and potentially substantially greater than, the monthly payment due on the immediately preceding Due Date.

Net Prepayments, liquidations and purchases of the Mortgage Loans in a loan group will result in distributions on the certificates related to that loan group of principal amounts that would otherwise be distributed over the remaining terms of these Mortgage Loans. This includes any optional repurchase of the remaining Mortgage Loans in connection with the termination of the issuing entity, in each case as described in this prospectus supplement. Because the rate of payment of principal of the Mortgage Loans will depend on future events and a variety of factors, no assurance can be given as to the rate of payment of principal of the Mortgage Loans or the rate of principal prepayments. The extent to which the yield to maturity of a class of offered certificates may vary from the anticipated yield will depend upon the degree to which the offered certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans in the related loan group or groups. Further, an investor should consider the risk that, in the case of any offered certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the Mortgage Loans in that loan group could result in an actual yield to the investor that is lower than the anticipated yield and, in the case of the Notional Amount Certificates and any other offered certificate purchased at a premium, a faster than anticipated rate of principal payments on the Mortgage Loans in the related loan group or groups could result in an actual yield to the investor that is lower than the anticipated yield. Investors in the Notional Amount Certificates should carefully consider the risk that a rapid rate of principal payments on the related Mortgage Loans could result in the failure of the investors to recover their initial investments.

The rate of principal payments (including prepayments) on pools of Mortgage Loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties, servicing decisions, as well as the characteristics of the Mortgage Loans included in the mortgage pool as described in this prospectus supplement under “The Mortgage Pool—General” and “—Underwriting Process.” In general, if prevailing interest rates were to fall significantly below the Mortgage Rates on the Mortgage Loans, the Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Mortgage Rates on the Mortgage Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the Mortgage Loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments. Furthermore, with respect to up to 30% of the Mortgage Loans in each loan group, the depositor may deliver all or a portion of each related mortgage file to the trustee not later than five business days after the closing date. Should the seller fail to deliver all or a portion of any mortgage files to the depositor or other designee of the depositor or, at the depositor’s direction, to the trustee, within that period, the seller will be required to use its best efforts to deliver a substitute Mortgage Loan for the related delayed delivery Mortgage Loan or repurchase the related delayed delivery Mortgage Loan. Any repurchases pursuant to this provision would also have the effect of accelerating the rate of prepayments on the Mortgage Loans.

The rate and timing of principal prepayments relative to the rate and timing of the creation of deferred interest on the Mortgage Loans will also affect the yields to maturity on the related classes of certificates. To the extent that there is net deferred interest for a loan group, it will be allocated in the priority described in this prospectus supplement. Any allocation of net deferred interest to a class of certificates or interest-bearing component will reduce the amount of interest distributable on that class or component. Although interest will thereafter accrue on the net deferred interest so allocated, the increase in the related Class Certificate Balance (or the related component principal balance, in the case of the Class PO Components of the Notional Amount Certificates) may increase the weighted average life of the applicable class of certificates. Any increase in the weighted average life of the applicable class of certificates may increase the risk that Realized Losses will be allocated to those classes of certificates. In addition, because the allocation of the amount of principal received in connection with voluntary prepayments and repurchases of modified Mortgage Loans in a loan group between the related classes of senior certificates and the subordinated certificates may be determined based on the relationship between the aggregate Class Certificate Balance of the senior certificates related to that loan group and the portion of the aggregate Class Certificate Balance of the subordinated certificates related to that loan group, this method of allocating net deferred interest may affect the rate and timing of distributions of principal prepayments among the classes of certificates. We cannot assure you as to the rate, timing or amount of the allocation of net deferred interest to any class of certificates or as to the resulting effect on the yield to maturity or the weighted average life of any class of certificates. The amount of the deferred interest on the Mortgage Loans in a loan group is offset by using a portion of the related Principal Prepayment Amount to make distributions of current interest on the certificates. On any Distribution Date, to the extent that the aggregate deferred interest on the Mortgage Loans in a loan group as of the related Due Date exceeds the Principal Prepayment Amount as of the end of the related Prepayment Period, such excess amounts will be deducted from the interest payable on the certificates and thereby cause a delay in the payment of accrued interest on the classes of certificates to which the net deferred interest is allocated.

As described in this prospectus supplement under “Description of the Certificates — Principal,” the Senior Prepayment Percentage of all Net Prepayments on the Mortgage Loans in a loan group will be initially distributed to the related classes of senior certificates then entitled to receive principal prepayment distributions. In that event, this will result in all (or a disproportionate percentage) of the Net Prepayments being distributed to holders of the classes of senior certificates and none (or less than their pro rata share) of the Net Prepayments being distributed to the subordinated certificates during the periods of time described in the definition of Senior Prepayment Percentage. In addition, since the step down in each Senior Prepayment Percentage is dependent on the performance of the entire mortgage pool rather than a particular loan group, the poor performance of one loan group may prevent the subordinated certificates from receiving distributions of principal prepayments from either of the loan groups.

The timing of changes in the rate of Net Prepayments on the Mortgage Loans in a loan group may significantly affect an investor’s actual yield to maturity, even if the average rate of principal payments on the Mortgage Loans in that loan group is consistent with an investor’s expectation. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater the effect on an investor’s yield to maturity. The effect on an investor’s yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the offered certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

Additional Information

The depositor intends to file additional yield tables and other computational materials with respect to one or more classes of offered certificates with the Securities and Exchange Commission in a report on Form 8-K. The tables and materials were prepared by the underwriter at the request of prospective investors, based on assumptions provided by, and satisfying their special requirements. The tables and assumptions may be based on assumptions that differ from the structuring assumptions. Accordingly, the tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Weighted Average Lives of the Offered Certificates

The weighted average life of an offered certificate is determined by (a) multiplying the amount of the net reduction, if any, of the Class Certificate Balance of the Certificate on each Distribution Date by the number of years from the date of issuance to the Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the net reductions in Class Certificate Balance of the Certificate referred to in clause (a).

For a discussion of the factors that may influence the rate of payments (including prepayments) of the Mortgage Loans, see“—Prepayment Considerations and Risks” in this prospectus supplement and “Yield and Prepayment Considerations” in the prospectus.

In general, the weighted average lives of the offered certificates will be shortened if the level of prepayments of principal of the related Mortgage Loans increases. However, the weighted average lives of the offered certificates will depend upon a variety of other factors, including the timing of changes in such rate of principal payments.

The interaction of the foregoing factors may have different effects on various classes of offered certificates and the effects on any class may vary at different times during the life of the class. Accordingly, no assurance can be given as to the weighted average life of any class of offered certificates. Further, to the extent the prices of the offered certificates represent discounts or premiums to their respective original Class Certificate Balances or notional amounts, as the case may be, variability in the weighted average lives of the classes of offered certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of offered certificates may be affected at various constant percentages of the Prepayment Assumption, see the Decrement Tables under the next heading.

Decrement Tables

The following tables indicate the percentages of the initial Class Certificate Balances of the classes of offered certificates (other than the Class A-R Certificates and Notional Amount Certificates) that would be outstanding after each of the dates shown at various percentages of CPR and the corresponding weighted average lives of the classes. The tables have been prepared on the basis of the structuring assumptions. It is not likely that the Mortgage Loans will have the precise characteristics described in this prospectus supplement or all of the

Mortgage Loans will prepay at the percentages of CPR specified in the tables or at any other constant rate. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the tables, which have been prepared using the specified percentages of CPR, even if the remaining term to maturity of the Mortgage Loans is consistent with the remaining terms to maturity of the Mortgage Loans specified in the structuring assumptions.

PERCENT OF INITIAL CLASS CERTIFICATE BALANCES OUTSTANDING†

	Class 1-A-1, Class 1-A-2, Class 1-A-3A and Class 1-A-3B Percentage of CPR					Class 2-A-1A, Class 2-A-1B, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C, Class 2-A-3A and Class 2-A-3B Percentage of CPR
Distribution Date	10%	15%	20%	30%	40%	10%	15%	20%	30%	40%
Initial Percentage	100	100	100	100	100	100	100	100	100	100
September 25, 2006	91	85	80	69	58	91	85	80	69	58
September 25, 2007	83	73	63	46	33	82	72	63	46	33
September 25, 2008	75	62	50	32	19	74	61	50	32	19
September 25, 2009	67	52	40	22	11	67	51	39	22	11
September 25, 2010	60	43	32	16	7	60	43	32	16	7
September 25, 2011	52	36	25	11	4	52	36	25	11	4
September 25, 2012	45	30	20	7	2	45	30	20	7	2
September 25, 2013	40	25	15	5	1	39	25	15	5	1
September 25, 2014	35	21	12	3	1	34	21	12	3	1
September 25, 2015	31	17	9	2	*	30	17	9	2	*
September 25, 2016	27	14	7	2	*	26	14	7	2	*
September 25, 2017	23	12	6	1	*	23	12	6	1	*
September 25, 2018	20	10	4	1	*	20	10	4	1	*
September 25, 2019	18	8	3	1	*	17	8	3	*	*
September 25, 2020	15	6	3	*	*	15	6	3	*	*
September 25, 2021	13	5	2	*	*	13	5	2	*	*
September 25, 2022	11	4	2	*	*	11	4	1	*	*
September 25, 2023	10	3	1	*	*	9	3	1	*	*
September 25, 2024	8	3	1	*	*	8	3	1	*	*
September 25, 2025	7	2	1	*	*	7	2	1	*	*
September 25, 2026	6	2	*	*	*	6	2	*	*	*
September 25, 2027	5	1	*	*	*	5	1	*	*	*
September 25, 2028	4	1	*	*	*	4	1	*	*	*
September 25, 2029	3	1	*	*	*	3	1	*	*	*
September 25, 2030	2	1	*	*	*	2	1	*	*	*
September 25, 2031	2	*	*	*	*	2	*	*	*	*
September 25, 2032	1	*	*	*	*	1	*	*	*	*
September 25, 2033	1	*	*	*	*	1	*	*	*	*
September 25, 2034	*	*	*	*	*	*	*	*	*	*
September 25, 2035	0	0	0	0	0	0	0	0	0	0
Weighted Average Life (in years) to Maturity**	8.13	5.76	4.35	2.76	1.92	8.06	5.72	4.32	2.75	1.92
Weighted Average Life (in years) to Call***	7.73	5.36	4.00	2.53	1.76	7.67	5.33	3.98	2.52	1.76
_____________
†	Rounded to the nearest whole percentage (other than those percentages disclosed with an asterisk).
*	Indicates a value greater than 0% and less than 0.5%
**	Determined as specified under “Weighted Average Lives of the Offered Certificates” in this prospectus supplement.
***
Determined as specified under “Weighted Average Lives of the Offered Certificates” in this prospectus supplement and assumes that the master servicer exercises the option to repurchase the Mortgage Loans on the earliest possible Distribution Date.

PERCENT OF INITIAL CLASS CERTIFICATE BALANCES OUTSTANDING†

	Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Percentage of CPR
Distribution Date	10%	15%	20%	30%	40%
Initial Percentage	100	100	100	100	100
September 25, 2006	100	100	100	100	100
September 25, 2007	100	100	100	100	87
September 25, 2008	100	100	100	86	68
September 25, 2009	100	100	88	61	41
September 25, 2010	100	96	71	43	25
September 25, 2011	98	80	56	29	15
September 25, 2012	96	67	44	20	9
September 25, 2013	87	55	34	14	5
September 25, 2014	76	46	27	9	3
September 25, 2015	67	38	21	6	2
September 25, 2016	59	32	16	4	1
September 25, 2017	51	26	13	3	1
September 25, 2018	44	21	10	2	*
September 25, 2019	39	17	8	1	*
September 25, 2020	33	14	6	1	*
September 25, 2021	29	12	4	1	*
September 25, 2022	25	9	3	*	*
September 25, 2023	21	8	3	*	*
September 25, 2024	18	6	2	*	*
September 25, 2025	15	5	1	*	*
September 25, 2026	12	4	1	*	*
September 25, 2027	10	3	1	*	*
September 25, 2028	8	2	1	*	*
September 25, 2029	6	2	*	*	*
September 25, 2030	5	1	*	*	*
September 25, 2031	4	1	*	*	*
September 25, 2032	2	1	*	*	*
September 25, 2033	2	*	*	*	*
September 25, 2034	1	*	*	*	*
September 25, 2035	0	0	0	0	0
Weighted Average Life (in years) to Maturity**	13.66	10.05	7.70	5.38	4.14
Weighted Average Life (in years) to Call***	12.79	9.16	6.93	4.76	3.57
_____________
†	Rounded to the nearest whole percentage (other than those percentages disclosed with an asterisk).
*	Indicates a value greater than 0% and less than 0.5%.
**	Determined as specified under “Weighted Average Lives of the Offered Certificates” in this prospectus supplement.
***
Determined as specified under “Weighted Average Lives of the Offered Certificates” in this prospectus supplement and assumes that the master servicer exercises the option to repurchase the Mortgage Loans on the earliest possible Distribution Date.

Yield Considerations with Respect to the IO Components of the Notional Amount Certificates

The IO Components receive only distributions of interest. The yield to maturity of each IO Component will be extremely sensitive to the level of prepayments on the related Mortgage Loans. The faster that the related Mortgage Loans prepay, the less interest that IO Component and, consequently, the related class of certificates, will receive. Furthermore, if the Mortgage Loans having higher rates prepay more rapidly than those having lower rates, the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans will decline, and thus, the rate at which interest accrues on the related IO Component is also likely to decline. Prospective investors should fully consider the risk associated with an investment in the Notional Amount Certificates, including the possibility that if the rate of prepayments on the Mortgage Loans is faster than expected or an optional termination of the issuing entity occurs earlier than expected, investors may not fully recover their initial investments.

To illustrate the significance of different rates of prepayment on the distributions on the Notional Amount Certificates (based upon distributions on the related IO Component), the tables below indicates the approximate pre-tax yields to maturity for the related certificates (on a corporate bond equivalent basis) under the different prepayment scenarios indicated.

Any differences between the assumptions and the actual characteristics and performance of the Mortgage Loans and of the certificates may result in a yield to maturity being different from those shown in the tables. Discrepancies between assumed and actual characteristics and performances underscore the hypothetical nature of the tables, which is provided only to give a general sense of the sensitivity of the yield to maturity in varying prepayment scenarios. In addition, it is highly unlikely that the Mortgage Loans will prepay at a constant level of the CPR until maturity or that all of the Mortgage Loans will prepay at the same rate. The timing of changes to the rate of prepayments may significantly affect the actual yield to maturity to an investor, even if the average rate of prepayments is consistent with an investor’s expectation. In general, the earlier a payment of principal on the mortgage loans, the greater the effect on an investor’s yield to maturity. As a result, the effect on an investor’s yield of maturity of prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the certificates will not to be equally offset by a later like reduction (or increase) in the rate of prepayments. In addition, increases in One-Month LIBOR, which are not shown in the following table, may adversely affect the yield on the Notional Amount Certificates.

The following sensitivity tables for the Notional Amount Certificates are based on distributions to the related IO Component, and the Structuring Assumptions and assume further that the Notional Amount Certificates are purchased at the applicable price set forth in the table plus accrued interest from the Cut-off Date. There can be no assurance that the Mortgage Loans will have the assumed characteristics or will prepay at any of the rates shown below, that the purchase price of the Notional Amount Certificates will be as assumed or that the pre-tax yield to maturity will correspond to any of the pre-tax yields shown in the tables below. In addition to any other factors an investor may consider material, each investor must make its own decision as to the appropriate prepayments assumptions to be used in deciding whether to purchase a class of offered certificates.

Pre-Tax Yield to Maturity of the Class 1-X Certificates at an Assumed Purchase Price of 4.0625% of the Initial Notional Amount of the Class 1-X Certificates Plus Accrued Interest from the Cut-off Date

Percentages of CPR
10%	15%	20%	30%	40%
21.7%	15.1%	8.3%	(6.5)%	(22.6)%

Pre-Tax Yield to Maturity of the Class 2-X Certificates at an Assumed Purchase Price of 3.46875% of the Initial Notional Amount of the Class 2-X Certificates Plus Accrued Interest from the Cut-off Date

Percentages of CPR
10%	15%	20%	30%	40%
20.7%	14.1%	7.3%	(7.7)%	(24.2)%

Pre-Tax Yield to Maturity of the Class B-X Certificates at an Assumed Purchase Price of 2.71875% of the Initial Notional Amount of the Class B-X Certificates Plus Accrued Interest from the Cut-off Date

Percentages of CPR
10%	15%	20%	30%	40%
25.1%	22.4%	18.2%	9.2%	(1.4)%

Final Scheduled Distribution Date

The “Last Scheduled Distribution Date” is the Distribution Date in October 2036. The Last Scheduled Distribution Date is the Distribution Date occurring in the month following the month in which the latest stated maturity for any Mortgage Loan occurs. Because the rate of distributions in reduction of the Class Certificate Balance of each class of certificates will depend on the rate of payment (including prepayments) of the related Mortgage Loans, the Class Certificate Balance of any class could be reduced to zero significantly earlier or later than the Last Scheduled Distribution Date. The rate of payments on the Mortgage Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Mortgage Loans. See “Yield, Prepayment and Maturity Considerations—Prepayment Considerations and Risks” and “—Weighted Average Lives of the Certificates” in this prospectus supplement and “Yield and Prepayment Considerations” in the prospectus.

The Subordinated Certificates

The weighted average life of, and the yield to maturity on, the subordinated certificates, in increasing order of their numerical class designation, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the Mortgage Loans. In particular, the rate and timing of mortgagor defaults and the severity of ensuing losses on the Mortgage Loans may be affected by the characteristics of the Mortgage Loans as described under “The Mortgage Pool—General” and “—Underwriting Process.” If the actual rate and severity of losses on the Mortgage Loans is higher than those assumed by a holder of a subordinated certificate, the actual yield to maturity of the certificate may be lower than the yield expected by the holder based on the holder’s assumptions. The timing of losses on Mortgage Loans will also affect an investor’s actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage pool are consistent with an investor’s expectations. In general, the earlier a loss occurs, the greater the effect on an investor’s yield to maturity. Realized Losses on the Mortgage Loans will reduce the Class Certificate Balance of the applicable class of subordinated certificates to the extent of any losses allocated to it (as described in this prospectus supplement under “Description of the Certificates—Allocation of Losses”), without the receipt of cash attributable to the reduction. In addition, shortfalls in cash available for distributions on the subordinated certificates will result in a reduction in the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation if and to the extent that the aggregate Class Certificate Balance of the certificates (other than the Class P-1 and Class P-2 Certificates), following all distributions and the allocation of Realized Losses on the Mortgage Loans on a Distribution Date, exceeds the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of the Distribution Date. As a result of the reductions, less interest will accrue on the class of subordinated certificates than otherwise would be the case. The yield to maturity of the subordinated certificates will also be affected by the disproportionate allocation of principal prepayments to the certificates, Net Interest Shortfalls and other cash shortfalls in Available Funds. See “Description of the Certificates—Allocation of Losses” in this prospectus supplement.

If on any Distribution Date, the Applicable Credit Support Percentage for any class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution) is less than its Original Applicable Credit Support Percentage, all partial principal prepayments and principal prepayments in full on the Mortgage Loans available for distribution on the subordinated certificates will be allocated solely to that class and all other classes of subordinated certificates with lower numerical class designations, thereby accelerating their amortization relative to that of the related Restricted Classes and reducing the weighted average lives of the classes of subordinated certificates receiving the distributions. Accelerating the amortization of the classes of subordinated certificates with lower numerical class designations relative to the other classes of subordinated certificates is intended to preserve the availability of the subordination provided by the other classes.

The weighted average life of, and the yield to maturity on, the subordinated certificates, in increasing order of their numerical class designation, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the Mortgage Loans. In particular, the rate and timing of mortgagor defaults and the severity of ensuing losses on the Mortgage Loans may be affected by the characteristics of the Mortgage Loans as described in this prospectus supplement under “The Mortgage Pool—General” and “—Underwriting Process.” If the actual rate and severity of losses on the Mortgage Loans is higher than those assumed by a holder of a subordinated certificate, the actual yield to maturity of the certificate may be lower than the yield expected by the holder based on the holder’s assumptions. The timing of losses on the Mortgage Loans will also affect an investor’s actual yield to maturity, even if the rate of defaults and severity of losses over the life of the Mortgage Loans are consistent with an investor’s expectations. In general, the earlier a loss occurs, the greater the effect on an investor’s yield to maturity. Realized Losses on the Mortgage Loans will reduce the Class Certificate Balance of the applicable class of subordinated certificates to the extent of any losses allocated to it (as described in this prospectus supplement under “Description of the Certificates—Allocation of Losses”), without the receipt of cash attributable to the reduction. In addition, shortfalls in cash available for distributions on the subordinated certificates will result in a reduction in the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation if and to the extent that the aggregate Class Certificate Balances of the certificates, following all distributions and the allocation of Realized Losses on the Mortgage Loans on a Distribution Date, exceeds the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of the Distribution Date. As a result of the reductions, less interest will accrue on the class of subordinated certificates than otherwise would be the case. The yield to maturity of the subordinated certificates will also be affected by the disproportionate allocation of principal prepayments to the certificates, Net Interest Shortfalls, and other cash shortfalls in Available Funds. See “Description of the Certificates—Allocation of Losses” in this prospectus supplement.

If on any Distribution Date, the Applicable Credit Support Percentage for any class of subordinated certificates (other than the Class B-X Certificates and the class of subordinated certificates then outstanding with the highest payment priority) is less than its Original Applicable Credit Support Percentage, all Net Prepayments on the Mortgage Loans available for distribution on the subordinated certificates will be allocated solely to all other classes of subordinated certificates with lower numerical class designations, thereby accelerating their amortization relative to that of the related Restricted Classes and reducing the weighted average lives of the classes of subordinated certificates receiving the distributions. Accelerating the amortization of the classes of subordinated certificates with lower numerical class designations relative to the other classes of subordinated certificates is intended to preserve the availability of the subordination provided by the other classes.

Credit Enhancement

Subordination

Any Realized Losses on the Group 1 Mortgage Loans that would otherwise be allocated to the Class 1-A-1 and Class 1-A-2 Certificates will instead be allocated, concurrently, to the Class 1-A-3A and Class 1-A-3B Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and, after the Class Certificate Balances of the Class 1-A-3A and Class 1-A-3B Certificates are reduced to zero, any Realized Losses on the Group 1 Mortgage Loans that would be allocated to the Class 1-A-1 Certificates will instead be allocated to the Class 1-A-2 Certificates until its Class Certificate Balance is reduced to zero. Realized Losses on the Group 2 Mortgage Loans that would otherwise be allocated to the Class 2-A-1A ,Class 2-A-1B, Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates will instead be allocated to the Class 2-A-3A and Class 2-A-3B Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero and, after the Class Certificate Balances of the Class 2-A-3A and Class 2-A-3B Certificates are reduced to zero, any Realized Losses on the Group 2 Mortgage Loans that would otherwise be allocated to the Class 2-A-1A and Class 2-A-1B Certificates will instead be allocated to the Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero. See “Description of Certificates — Allocation of Losses” in this prospectus supplement.

The rights of the holders of the subordinated certificates to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the holders of the related senior certificates and the rights of the holders of each class of related subordinated certificates (other than the Class B-X and Class B-1 Certificates) to receive the distributions that are allocated to the related subordinated certificates will be further subordinated to the rights of the class or classes of subordinated certificates with lower numerical class designations, in each case only to the extent described in this prospectus supplement. The subordination of the subordinated certificates to the senior certificates and the subordination of the classes of subordinated certificates with higher numerical class designations to those with lower numerical class designations is intended to increase the likelihood of receipt, respectively, by the applicable senior certificateholders and the holders of the subordinated certificates with lower numerical class designations of the maximum amount to which they are entitled on any Distribution Date and to provide the holders protection against Realized Losses on the related Mortgage Loans. Realized Losses on the Mortgage Loans will be allocated to the subordinated certificates then outstanding with the highest numerical class designation.

A “Deficient Valuation” is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the mortgaged property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by the mortgaged property or may reduce the outstanding principal balance of a Mortgage Loan. In the case of a reduction in that value of the related mortgaged property, the amount of the secured debt could be reduced to that value, and the holder of the Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of the Mortgage Loan exceeds the value so assigned to the mortgaged property by the bankruptcy court. In addition, other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a “Debt Service Reduction”) of the amount of the monthly payment on the related Mortgage Loan. However, none of these shall be considered a Debt Service Reduction or Deficient Valuation so long as the master servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the master servicer without giving effect to any Debt Service Reduction or Deficient Valuation.

Legal Proceedings

There are no legal proceedings against IndyMac Bank, F.S.B., the depositor, the trustee, the issuing entity or the master servicer, or to which any of their respective properties are subject, that is material to the certificateholders, nor is the depositor aware of any proceedings of this type contemplated by governmental authorities.

Material Federal Income Tax Consequences

For federal income tax purposes, the issuing entity (exclusive of the Yield Maintenance Agreements, the yield maintenance reserve funds and the Carryover Shortfall Reserve Fund) will consist of one or more REMICs in a tiered structure. The highest REMIC will be referred to as the “Master REMIC,” and each REMIC below the Master REMIC will be referred to as an “underlying REMIC.” Each underlying REMIC (if any) will issue multiple classes of uncertificated interests (the “underlying REMIC Regular Interests”), which will be designated as the regular interests in such underlying REMIC and will be held by the REMIC directly above such underlying REMIC in a tiered structure. The assets of the lowest REMIC in this tiered structure will consist of the Mortgage Loans and any other assets designated in the pooling and servicing agreement. The Master REMIC will issue the senior certificates and the subordinated certificates (together, excluding the Class A-R Certificate, the “Regular Certificates” and excluding the Class A-R Certificates and the Notional Amount Certificates, the “P&I Certificates”). The Regular Certificates will be designated as the regular interests in the Master REMIC. The Class A-R Certificates will represent the beneficial ownership of the residual interest in each underlying REMIC (if any) and the residual interest in the Master REMIC. The assets of the Master REMIC will consist of underlying REMIC Regular Interests (or, if there are no underlying REMICs, the Mortgage Loans and any other assets designated in the pooling and servicing agreement). If there are one or more underlying REMICs, the aggregate distributions on the underlying REMIC Regular Interests held by the Master REMIC will equal the aggregate distributions on the Regular Certificates issued by the Master REMIC.

Each class of Regular Certificates will represent beneficial ownership of regular interests issued by the Master REMIC. In addition, each class of P&I Certificates will represent a beneficial interest in the right to receive payments of Carryover Shortfall Amounts after the first Distribution Date. Any Carryover Shortfall Amounts received on the first Distribution Date will be treated as distributed in respect of the regular interest represented by such P&I Certificate.

Upon the issuance of the Certificates, Sidley Austin Brown & Wood llp (“Tax Counsel”), will deliver its opinion concluding, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, that each REMIC created under the pooling and servicing agreement will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Regular Certificates will represent regular interests in a REMIC. Moreover, Tax Counsel will deliver an opinion concluding that any rights of the holders of the P&I Certificates to receive payments from the Carryover Shortfall Reserve Fund after the first Distribution Date or the yield maintenance reserve funds will represent, for federal income tax purposes, contractual rights coupled with regular interests within the meaning of Treasury regulations Section 1.860G-2(i). The term “Interest Rate Cap Agreement” in the case of the holders of the P&I Certificates refers to their respective rights to receive payments of Carryover Shortfall Amounts from their corresponding Notional Amount Certificates after the first Distribution Date.

Taxation of Regular Certificates

The following discussion assumes that the rights and obligations of the holders of the Regular Certificates under the Interest Rate Cap Agreement will be treated as rights and obligations under a notional principal contract rather than as a partnership for federal income tax purposes. If these rights and obligations were treated as representing the beneficial interests in an entity taxable as a partnership for federal income tax purposes, then there could be different tax timing consequences to all such certificateholders and different withholding tax consequences on certain payments of Carryover Shortfall Amounts to holders of the P&I Certificates who are non-U.S. Persons. Prospective investors in the Regular Certificates should consult their tax advisors regarding their appropriate tax treatment.

A holder of a Regular Certificate must allocate the purchase price for such Certificate between two components—the REMIC Regular Interest component and the Interest Rate Cap Agreement component. The Interest Rate Cap Agreement component payable to holders of P&I Certificates should further be viewed as a deemed obligation of the certificateholders of the corresponding Notional Amount Certificates. Each class of Notional Amount Certificates will be treated as receiving the aggregate portion of the purchase price of the corresponding P&I Certificates allocable to (i) the right to receive Carryover Shortfall Amounts after the first Distribution Date, and as paying such additional amount for such certificates, and (ii) a REMIC regular interest. For information reporting purposes, it will be assumed in accordance with the pooling and servicing agreement that, with respect to any Regular Certificate, the Interest Rate Cap Agreement component will have an insubstantial value relative to the value of the Regular Interest component. The IRS could, however, argue that the Interest Rate Cap Agreement component has a greater value, and if that argument were to be sustained, the Regular Interest component could be viewed as having been issued with either an additional amount of original issue discount (“OID”) (which could cause the total amount of discount to exceed a statutorily defined de minimis amount) or with less premium (which would reduce the amount of premium available to be used as an offset against interest income). See “Material Federal Income Tax Consequences—Taxation of Interests” in the prospectus.

Upon the sale, exchange, or other disposition of a Regular Certificate the holder must allocate the amount realized between the components of the certificate (that is, the Regular Interest component and the Interest Rate Cap Agreement components) based on the relative fair market values of those components at the time of sale. The Notional Amount Certificates, upon a disposition, will be treated as making a termination payment under its deemed obligation to pay certain Carryover Shortfall Amounts to the P&I Certificates, and the amount realized for the REMIC regular interest component must be adjusted to take into account such termination payment (net of any unamortized portion of any payment originally deemed received for entering into such obligation). Assuming that these certificates are held as “capital assets” within the meaning of section 1221 of the Code, gain or loss on the disposition of an interest in the Interest Rate Cap Agreement component should be capital gain or loss, and, gain or loss on the disposition of the Regular Interest component should, subject to the limitation described below, be capital gain or loss. Gain attributable to the Regular Interest component of such a certificate will be treated as ordinary income, however, to the extent such gain does not exceed the excess, if any, of:

(1) the amount that would have been includible in the holder’s gross income with respect to the Regular Interest component had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in section 1274(d) of the Code determined as of the date of purchase of the certificate over
(2) the amount actually included in such holder’s income.

As stated above, a portion of the purchase price paid by a holder to acquire a Regular Certificate will be attributable to the Interest Rate Cap Agreement component of such certificate. The portion of the overall purchase price attributable to the Interest Rate Cap Agreement component must be amortized over the life of such certificate, taking into account the declining balance of the related Regular Interest component. Treasury regulations concerning notional principal contracts provide alternative methods for amortizing the purchase price of an interest rate cap contract. Under the level yield constant interest method discussed below, the price paid for an interest rate cap agreement is amortized over the life of the cap as though it were the principal amount of a loan bearing interest at a reasonable rate. Holders are urged to consult their tax advisors concerning the methods that can be employed to amortize the portion of the purchase price paid for the Interest Rate Cap Agreement component of such a certificate.

Any payments received by a holder of a P&I Certificate from the Carryover Shortfall Reserve Fund or yield maintenance reserve funds will be treated as periodic payments on an interest rate cap agreement. To the extent the sum of such periodic payments for any year exceeds that year’s amortized price of the Interest Rate Cap Agreement component, such excess is ordinary income to a holder of a P&I Certificate and allowable as an ordinary deduction to the corresponding Notional Amount Certificates. If for any year the amount of that year’s amortized price exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction to a holder of a P&I Certificate and is treated as ordinary income to the corresponding Notional Amount Certificates. In the case of an individual, such deduction will be (i) an “item of preference” for purposes of the “alternative minimum tax” imposed by section 55 of the Code, (ii) subject to the 2% floor imposed on miscellaneous itemized deductions under section 67 of the Code and (iii) may be subject to the overall limitation on itemized deductions imposed under section 68 of the Code.

The Regular Interest component of the Regular Certificates will be treated as debt instruments issued by the Master REMIC for federal income tax purposes. Income on the Regular Interest component of the Regular Certificates must be reported under an accrual method of accounting. Under the accrual method of accounting, interest income may be required to be included in a holder’s gross income in advance of the holder’s actual receipt of that interest income.

The Notional Amount Certificates will, and the other classes of offered certificates may, be treated for federal income tax purposes as having been issued with OID. Although the tax treatment is not entirely certain, the Notional Amount Certificates will be treated as having OID for federal income tax purposes in an amount equal to the excess of (1) the sum of all payments on the Notional Amount Certificates, determined under the prepayment assumption over (2) the price at which the Notional Amount Certificates are issued. For purposes of determining the amount and rate of accrual of OID and market discount, the issuing entity intends to assume that there will be prepayments on the Mortgage Loans at a rate equal to 20% CPR. No representation is made as to whether the Mortgage Loans will prepay at the foregoing rate or any other rate. Despite the potential for deferred interest to accrue on the Regular Certificates, the trustee intends to treat interest accrued at their respective pass through rates in respect of the Regular Certificates as “qualified stated interest.” If the interest accrued at their respective pass through rates in respect of the Regular Certificates were not treated as “qualified stated interest,” then the Regular Certificates would be treated as having been issued with OID. Prospective purchasers of the Regular Certificates should consult with their tax advisors regarding the treatment of the Regular Certificates under the Treasury regulations concerning OID. See “Yield, Prepayment and Maturity Considerations” and “Material Federal Income Tax Consequences” in the prospectus.

Computing accruals of OID in the manner described in the prospectus may (depending on the actual rate of prepayments during the accrual period) result in the accrual of negative amounts of OID on the certificates issued with OID in an accrual period. Holders will be entitled to offset negative accruals of OID only against future OID accrual on their certificates. Although unclear, a holder of a Notional Amount Certificate may be entitled to deduct a loss to the extent that its remaining basis in the certificate exceeds the maximum amount of future payments to which the certificate would be entitled if there were no further prepayments of the Mortgage Loans.

If the holders of any Regular Certificates are treated as holding their certificates at a premium, the holders are encouraged to consult their tax advisors regarding the election to amortize bond premium and the method to be employed. See “Material Federal Income Tax Consequences—REMIC Certificates—a. Regular Certificates” in the prospectus.

Tax Treatment of Offered Certificates For Certain Purposes

As described more fully under “Material Federal Income Tax Consequences” in the prospectus, the Regular Interest component of the Regular Certificates will represent “real estate assets” under section 856(c)(5)(B) of the Code and qualifying assets under section 7701(a)(19)(C) of the Code in the same proportion or greater that the assets of the issuing entity will be so treated, and income on the Regular Interest component of the Regular Certificates will represent “interest on obligations secured by mortgages on real property or on interests in real property” under section 856(c)(3)(B) of the Code in the same proportion or greater that the income on the assets of the issuing entity will be so treated. The Regular Interest component of the Regular Certificates will represent qualifying assets under section 860G(a)(3) of the Code if acquired by a REMIC within the prescribed time periods of the Code. The Interest Rate Cap Agreement component of a Regular Certificate will not, however, qualify as an asset described in section 7701(a)(19)(C) of the Code or as a real estate asset under section 856(c)(5)(B) of the Code. Due to their obligations under the Interest Rate Cap Agreement component, the Notional Amount Certificates may not be appropriate assets for resecuritization in a REMIC. Investors in the certificates should consult their tax advisors before resecuritizing the certificates in a REMIC.

The Carryover Shortfall Reserve Fund and the Yield Maintenance Reserve Funds

The Carryover Shortfall Reserve Fund and the yield maintenance reserve funds shall be treated as outside reserve funds, within the meaning of Treasury Regulation Section 1.860G-2(h), that are beneficially owned by the beneficial owners of the Notional Amount Certificates. For tax information reporting purposes, the rights of the P&I Certificates to receive payments from the Carryover Shortfall Reserve Fund or yield maintenance reserve funds, as applicable, shall be treated as rights to receive payments under an interest rate cap contract written by the beneficial owners of the Notional Amount Certificates in favor of the beneficial owners of the corresponding P&I Certificates. The Notional Amount Certificates will recognize net income, gain or loss in respect of the payments made by the Cap Counterparty in the same manner as the P&I Certificates recognize net income, gain or loss in respect of Carryover Shortfall Amounts, as described in this prospectus supplement under “—Taxation of Regular Certificates” above. Beneficial owners of the Regular Certificates should consult their tax advisors concerning the tax accounting for payments made from the Carryover Shortfall Reserve Fund or the yield maintenance reserve funds.

Taxation of the Class A-R Certificates

The holders of the Class A-R Certificates must include the taxable income of each underlying REMIC and the Master REMIC in their federal taxable income. The resulting tax liability of the holders may exceed cash distributions to them during certain periods. All or a portion of the taxable income from a Class A-R Certificate recognized by a holder may be treated as “excess inclusion” income, which with limited exceptions, cannot be reduced by deductions (including net operating losses) and in all cases is subject to U.S. federal income tax.

In computing alternative minimum taxable income, the special rule providing that taxable income cannot be less than the sum of the taxpayer’s excess inclusions for the year does not apply. However, a taxpayer’s alternative minimum taxable income cannot be less than the sum of the taxpayer’s excess inclusions for the year. In addition, the amount of any alternative minimum tax net operating loss is determined without regard to any excess inclusions.

Purchasers of the Class A-R Certificates are encouraged to consider carefully the tax consequences of an investment in such Certificates discussed in the prospectus and consult their tax advisors with respect to those consequences. See “Material Federal Income Tax Consequences — REMIC Certificates — b. Residual

Certificates” in the prospectus. In particular, prospective holders of Class A-R Certificates should consult their tax advisors regarding whether a Class A-R Certificate will be treated as a “noneconomic” residual interest, as a “tax avoidance potential” residual interest or as both. Among other things, holders of Class A-R Certificates that are treated as “noneconomic residual interests” under the Code should be aware of REMIC regulations that govern the treatment of “inducement fees” and that may affect their ability to transfer their Class A-R Certificates. See “Material Federal Income Tax Consequences — Tax-Related Restrictions on Transfer of Residual Certificates — Noneconomic Residual Certificates,” and “Material Federal Income Tax Consequences — b. Residual Certificate,” “— Excess Inclusions” in the prospectus.

Erisa Considerations

Any fiduciary of an employee benefit or other plan or arrangement (such as an individual retirement account or Keogh plan) that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Code (a “Plan”) that proposes to cause the Plan to acquire any of the offered certificates (directly or indirectly through investment by an entity or account holding assets of the Plan) is encouraged to consult with its counsel with respect to the potential consequences of the Plan’s acquisition and ownership of the certificates under ERISA and Section 4975 of the Code. See “ERISA Considerations” in the prospectus. Section 406 of ERISA prohibits “parties in interest” with respect to an employee benefit plan subject to ERISA from engaging in various different types of transactions involving the Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes excise taxes on prohibited transactions involving “disqualified persons” and Plans described under that Section. ERISA authorizes the imposition of civil penalties for prohibited transactions involving Plans not subject to the requirements of Section 4975 of the Code.

Some employee benefit plans, including governmental plans and some church plans, are not subject to ERISA’s requirements. Accordingly, assets of those plans may be invested in the offered certificates without regard to the ERISA considerations described in this prospectus supplement and in the prospectus, subject to the provisions of other applicable federal and state law. Any of those plans that is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may be subject to the prohibited transaction rules set forth in Section 503 of the Code.

Investments by Plans or with assets of Plans that are subject to ERISA must satisfy ERISA’s general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan’s investments be made in accordance with the documents governing the Plan. A fiduciary that decides to invest the assets of a Plan in the offered certificates should consider, among other factors, the extreme sensitivity of the investment to the rate of principal payments (including prepayments) on the Mortgage Loans. It is anticipated that the certificates will constitute “equity interests” for the purpose of the Plan Assets Regulation.

The U.S. Department of Labor has granted the underwriter an administrative exemption (the “Exemption”) from some of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of securities, including certificates, in pass-through trusts that consist of specified receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to mortgage loans such as the Mortgage Loans. The Exemption extends exemptive relief to certificates, including subordinated certificates, rated in the four highest generic rating categories in certain designated transactions when the conditions of the Exemption, including the requirement that an investing plan be an “accredited investor” as defined in Rule 501(a)(1) of Regulation D under the Securities Act of 1933, as amended, are met.

For a general description of the Exemption and the conditions that must be satisfied for the Exemption to apply, see “ERISA Considerations” in the prospectus.

It is expected that the Exemption will apply to the acquisition and holding by Plans of the offered certificates (other than the Class A-R Certificates) and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on five percent (5%) of the Mortgage Loans included in the issuing entity by aggregate unamortized principal balance of the assets of the issuing entity. The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent from at least one of S&P, Fitch, Inc. or Moody’s, certificates of that class will no longer be eligible for relief under the Exemption (although a Plan that had purchased the certificate when it had an investment-grade rating would not be required by the Exemption to dispose of it).

Because the characteristics of the Class A-R Certificates may not meet the requirements of the Exemption, or any other issued exemption under ERISA, a Plan may have engaged in a prohibited transaction giving rise to excise taxes or civil penalties if it purchases and holds Class A-R Certificates. Consequently, transfers of the Class A-R Certificates (and of certificates of any class that, because of a change of rating, no longer satisfy the rating requirement of the Exemption) will not be registered by the trustee unless the trustee receives:

•
a representation from the transferee of the certificate, acceptable to and in form and substance satisfactory to the trustee, that the transferee is not a Plan, or a person acting on behalf of a Plan or using a Plan’s assets to effect the transfer;

•
a representation that the transferee is an insurance company which is purchasing the certificate with funds contained in an “insurance company general account” (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of the certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or

•
an opinion of counsel satisfactory to the trustee that the purchase and holding of the certificate by a Plan, or a person acting on behalf of a Plan or using a Plan’s assets, will not result in a non-exempt prohibited transaction under ERISA or the Code and will not subject the trustee or the master servicer to any obligation in addition to those undertaken in the pooling and servicing agreement.

If the representation is not true, or any attempt to transfer to a Plan or person acting on behalf of a Plan or using a Plan’s assets is initiated without the required opinion of counsel, the attempted transfer or acquisition shall be void.

Prospective Plan investors are encouraged to consult with their legal advisors concerning the impact of ERISA and the Code, the effect of the Plan Assets Regulation and the applicability of the Exemption described in the prospectus, and the potential consequences in their specific circumstances, before making an investment in any of the offered certificates. Moreover, each Plan fiduciary is encouraged to determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in any of the offered certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

The sale of offered certificates to a Plan is in no respect a representation by the issuer or the underwriter of the certificates that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

Method Of Distribution

Subject to the terms and conditions set forth in the underwriting agreement between the depositor and Goldman, Sachs & Co. (the “underwriter”), the depositor has agreed to sell to the underwriter, and the underwriter has agreed to purchase from the depositor, the offered certificates (the “underwritten certificates”).

Distribution of the underwritten certificates will be made by the underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriter may effect such transactions by selling the underwritten certificates to or through dealers and such dealers may receive from the underwriter, for which they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The underwriter and any dealers that participate with the underwriter in the distribution of the underwritten certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profits or resale of the underwritten certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

The depositor has been advised by the underwriter that it intends to make a market in the underwritten certificates but the underwriter has no obligation to do so. There can be no assurance that a secondary market for the offered certificates will develop or, if it does develop, that it will continue or that it will provide certificateholders with a sufficient level of liquidity of investment.

The depositor has agreed to indemnify the underwriter against, or make contributions to the underwriter with respect to, liabilities customarily indemnified against, including liabilities under the Securities Act of 1933, as amended.

Legal Matters

The validity of the certificates, including their material federal income tax consequences, will be passed upon for the depositor by Sidley Austin Brown & Wood llp, New York, New York. Certain legal matters will be passed upon for the underwriter by McKee Nelson LLP.

Experts

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are incorporated by reference in this prospectus supplement and in the registration statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference in this prospectus supplement, and in the registration statement upon the authority of that firm as experts in accounting and auditing. The report of KPMG LLP refers to changes, in 2003, in Ambac Assurance Corporation’s methods of accounting for variable interest entities and stock-based compensation.

Ratings

It is a condition to the issuance of the senior certificates that they be rated AAA by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Aaa by Moody’s Investors Service, Inc. (“Moody’s”). It is a condition to the issuance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-X Certificates that they be rated at least AA+, AA, AA-, A+, A-, BBB+, BBB, BBB- and AAA, respectively, by S&P and that they be rated at least Aa1, Aa2, A1, A2, A3, Baa1, Baa2, Baa3 and Aa1, respectively, by Moody’s.

The ratings assigned by S&P to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the Mortgage Loans by the certificateholders under the agreements pursuant to which the certificates are issued. S&P’s ratings take into consideration the credit quality of the mortgage pool, including any credit support providers, structural and legal aspects associated with the certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by the certificates.

The ratings assigned by Moody’s to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the Mortgage Loans by the related certificateholders under the agreements pursuant to which the certificates are issued. Moody’s ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with the certificates, and to the extent to which the payment stream on the mortgage pool is adequate to make the payments required by the certificates. The rating assigned by Moody’s to the Notional Amount Certificates does not address whether investors will recoup their initial investment. The rating assigned by Moody’s to the Class A-R Certificates only addresses the return of its Class Certificate Balance.

The ratings assigned to the Class 1-A-3B and Class 2-A-3B Certificates are without regard to either Policy.

The ratings of the rating agencies do not address the possibility that, as a result of principal prepayments, certificateholders may receive a lower than anticipated yield.

The security ratings assigned to the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies.

The ratings do not address the likelihood that any Carryover Shortfall Amount will be paid to holders of the Floating Rate Certificates.

The depositor has not requested a rating of the offered certificates by any rating agency other than the rating agencies listed above; there can be no assurance, however, as to whether any other rating agency will rate the offered certificates or, if it does, what rating would be assigned by the other rating agency. The rating assigned by the other rating agency to the offered certificates could be lower than the respective ratings assigned by the rating agencies.

USE OF PROCEEDS

We expect the proceeds to the depositor from the sale of the offered certificates to be approximately 102.826% of the aggregate Class Certificate Balance of the offered certificates, plus, with respect to only the Notional Amount Certificates and the Class 2-A-2B and Class A-R Certificates, accrued interest, before deducting issuance expenses payable by the depositor.

The depositor will apply the net proceeds of the sale of these classes of certificates against the purchase price of the Mortgage Loans.

SCHEDULE 1

Distribution Date	Cap Strike Rate for Group 1 Floating Rate Certificates	Yield Maintenance Notional Balance of Group 1 Floating Rate Certificates ($)	Cap Strike Rate for Group 2 Floating Rate Certificates	Yield Maintenance Notional Balance of Group 2 Floating Rate Certificates ($)
November 2005	9.27084%	1,029,334,476.45	9.27530%	1,076,698,428.65
December 2005	9.57987%	1,014,187,390.46	9.58448%	1,060,879,542.00
January 2006	9.27084%	999,262,265.86	9.27531%	1,045,292,132.14
February 2006	9.27084%	984,555,600.34	9.27531%	1,029,932,550.65
March 2006	10.26415%	970,063,950.11	10.26910%	1,014,797,210.00
April 2006	9.27084%	955,783,928.83	9.27532%	999,882,582.48
May 2006	9.57987%	941,712,206.64	9.58450%	985,185,199.18
June 2006	9.27084%	927,845,509.19	9.27532%	970,701,648.96
July 2006	9.57987%	914,180,616.66	9.58451%	956,428,577.44
August 2006	9.27085%	900,714,138.07	9.27533%	942,362,686.03
September 2006	9.27085%	887,280,910.35	9.27533%	928,301,461.40
October 2006	9.57987%	874,025,905.11	9.58452%	914,441,557.70
November 2006	9.27085%	860,920,786.93	9.27534%	900,753,407.07
December 2006	9.57988%	848,008,433.09	9.58452%	887,266,300.78
January 2007	9.27085%	835,285,792.59	9.27535%	873,977,060.40
February 2007	9.27085%	822,749,865.54	9.27535%	860,882,560.68
March 2007	10.26415%	810,397,702.18	10.26914%	847,979,728.59
April 2007	9.27085%	798,223,935.79	9.27534%	835,254,286.00
May 2007	9.57987%	786,227,778.32	9.58451%	822,714,831.52
June 2007	9.27083%	774,387,628.78	9.27530%	810,247,207.93
July 2007	9.57986%	758,034,990.90	9.58447%	793,174,922.97
August 2007	9.27083%	741,989,056.31	9.27528%	776,415,913.63
September 2007	9.27083%	726,242,123.22	9.27528%	759,968,622.59
October 2007	9.57985%	710,789,858.55	9.58445%	743,828,058.79
November 2007	9.27083%	695,627,647.02	9.27526%	727,990,165.45
December 2007	9.57985%	680,750,115.02	9.58443%	712,449,338.14
January 2008	9.27082%	666,151,988.45	9.27525%	697,200,076.20
February 2008	9.27082%	651,828,090.89	9.27524%	682,236,980.79
March 2008	9.91019%	637,770,263.05	9.91491%	667,524,136.77
April 2008	9.27082%	623,926,880.21	9.27523%	653,049,108.50
May 2008	9.57985%	610,344,313.42	9.58440%	638,846,654.15
June 2008	9.27082%	597,017,725.39	9.27522%	624,902,183.28
July 2008	9.57985%	583,942,368.49	9.58439%	611,220,555.00
August 2008	9.27082%	571,113,583.13	9.27522%	597,793,343.45
September 2008	9.27082%	558,526,796.10	9.27522%	584,619,422.06
October 2008	9.57985%	546,177,519.00	9.58439%	571,694,092.99
November 2008	9.27082%	534,061,346.65	9.27522%	559,012,745.51
December 2008	9.57985%	522,173,955.59	9.58440%	546,570,854.41
January 2009	9.27082%	510,511,102.51	9.27522%	534,363,978.39
February 2009	9.27082%	499,068,622.84	9.27522%	522,387,758.55
March 2009	10.26412%	487,842,429.24	10.26900%	510,637,916.84

Distribution Date	Cap Strike Rate for Group 1 Floating Rate Certificates	Yield Maintenance Notional Balance of Group 1 Floating Rate Certificates ($)	Cap Strike Rate for Group 2 Floating Rate Certificates	Yield Maintenance Notional Balance of Group 2 Floating Rate Certificates ($)
April 2009	9.27082%	476,828,510.22	9.27522%	499,110,254.57
May 2009	9.57985%	466,022,928.70	9.58440%	487,800,650.96
June 2009	9.27082%	457,134,820.89	9.27523%	478,496,892.62
July 2009	9.57985%	448,413,571.11	9.58440%	469,367,797.45
August 2009	9.27082%	439,856,073.32	9.27523%	460,410,114.09
September 2009	9.27082%	431,459,278.99	9.27523%	451,620,651.42
October 2009	9.57985%	423,220,196.12	9.58440%	442,996,277.46
November 2009	9.27082%	415,135,888.14	9.27523%	434,533,918.26
December 2009	9.57985%	407,203,472.89	9.58441%	426,230,556.84
January 2010	9.27082%	399,420,121.64	9.27523%	418,083,232.13
February 2010	9.27082%	391,783,058.08	9.27523%	410,089,037.94
March 2010	10.26412%	384,289,557.36	10.26901%	402,245,121.96
April 2010	9.27082%	376,936,945.13	9.27523%	394,548,684.73
May 2010	9.57985%	369,722,596.63	9.58441%	386,996,978.69
June 2010	9.27082%	362,643,935.73	9.27524%	379,587,307.20
July 2010	9.57985%	355,698,434.08	9.58441%	372,317,023.65
August 2010	9.27082%	348,883,610.21	9.27524%	365,183,530.45
September 2010	9.27082%	342,197,028.62	9.27524%	358,184,278.20
October 2010	9.57985%	335,636,299.01	9.58441%	351,316,764.76
November 2010	9.27082%	329,199,075.38	9.27524%	344,578,534.38
December 2010	9.57985%	322,883,055.23	9.58442%	337,967,176.86
January 2011	9.27082%	316,685,978.78	9.27524%	331,480,326.70
February 2011	9.27082%	310,605,628.13	9.27524%	325,115,662.24
March 2011	10.26413%	304,639,826.53	10.26902%	318,870,904.91
April 2011	9.27082%	298,786,437.60	9.27524%	312,743,818.39
May 2011	9.57985%	293,043,364.60	9.58442%	306,732,207.84
June 2011	9.27082%	287,408,549.66	9.27525%	300,833,919.12
July 2011	9.57985%	281,879,973.10	9.58442%	295,046,838.09
August 2011	9.27082%	276,455,652.70	9.27525%	289,368,889.79
September 2011	9.27082%	271,133,643.03	9.27525%	283,798,037.77
October 2011	9.57985%	265,912,034.73	9.58442%	278,332,283.37
November 2011	9.27082%	260,788,953.91	9.27525%	272,969,665.01
December 2011	9.57985%	255,762,561.40	9.58443%	267,708,257.51
January 2012	9.27083%	250,831,052.20	9.27525%	262,546,171.42
February 2012	9.27083%	245,992,654.80	9.27525%	257,481,552.35
March 2012	9.91019%	241,245,630.54	9.91493%	252,512,580.33
April 2012	9.27083%	236,588,273.07	9.27525%	247,637,469.17
May 2012	9.57985%	232,018,907.69	9.58443%	242,854,465.82
June 2012	9.27083%	227,535,890.80	9.27526%	238,161,849.79
July 2012	9.57985%	223,137,609.29	9.58443%	233,557,932.53
August 2012	9.27083%	218,822,480.03	9.27526%	229,041,056.83
September 2012	9.27083%	214,588,949.25	9.27526%	224,609,596.26
October 2012	9.57985%	210,435,492.06	9.58444%	220,261,954.56

Distribution Date	Cap Strike Rate for Group 1 Floating Rate Certificates	Yield Maintenance Notional Balance of Group 1 Floating Rate Certificates ($)	Cap Strike Rate for Group 2 Floating Rate Certificates	Yield Maintenance Notional Balance of Group 2 Floating Rate Certificates ($)
November 2012	9.27083%	206,360,611.86	9.27526%	215,996,565.15
December 2012	9.57985%	202,362,839.87	9.58444%	211,811,890.51
January 2013	9.27083%	198,440,734.55	9.27526%	207,706,421.69
February 2013	9.27083%	194,592,881.17	9.27526%	203,678,677.77
March 2013	10.26413%	190,817,891.25	10.26904%	199,727,205.33
April 2013	9.27083%	187,114,402.12	9.27527%	195,850,577.93
May 2013	9.57986%	183,481,076.41	9.58444%	192,047,395.66
June 2013	9.27083%	179,916,601.62	9.27527%	188,316,284.60
July 2013	9.57986%	176,419,689.59	9.58444%	184,655,896.35
August 2013	9.27083%	172,989,076.14	9.27527%	181,064,907.57
September 2013	9.27083%	169,623,520.55	9.27527%	177,542,019.53
October 2013	9.57986%	166,321,805.17	9.58445%	174,085,957.60
November 2013	9.27083%	163,082,734.99	9.27527%	170,695,470.86
December 2013	9.57986%	159,905,137.18	9.58445%	167,369,331.63
January 2014	9.27083%	156,787,860.74	9.27527%	164,106,335.06
February 2014	9.27083%	153,729,776.04	9.27528%	160,905,298.69
March 2014	10.26413%	150,729,774.47	10.26906%	157,765,062.03
April 2014	9.27083%	147,786,768.03	9.27528%	154,684,486.19
May 2014	9.57986%	144,899,688.93	9.58445%	151,662,453.43
June 2014	9.27083%	142,067,489.25	9.27528%	148,697,866.81
July 2014	9.57986%	139,289,140.55	9.58446%	145,789,649.78
August 2014	9.27083%	136,563,633.52	9.27528%	142,936,745.82
September 2014	9.27083%	133,889,977.62	9.27528%	140,138,118.06
October 2014	9.57986%	131,267,200.74	9.58446%	137,392,748.89
November 2014	9.27083%	128,694,348.85	9.27528%	134,699,639.67
December 2014	9.57986%	126,170,485.65	9.58446%	132,057,810.30
January 2015	9.27083%	123,694,692.29	9.27529%	129,466,298.94
February 2015	9.27083%	121,266,066.99	9.27529%	126,924,161.63
March 2015	10.26413%	118,883,724.77	10.26907%	124,430,471.99
April 2015	9.27083%	116,546,797.11	9.27529%	121,984,320.87
May 2015	9.57986%	114,254,431.64	9.58447%	119,584,816.04
June 2015	9.27083%	112,005,791.88	9.27529%	117,231,081.88
July 2015	9.57986%	109,800,056.91	9.58447%	114,922,259.07
August 2015	9.27083%	107,636,421.08	9.27529%	112,657,504.27
September 2015	9.27083%	105,514,093.76	9.27530%	110,435,989.87
October 2015	9.57986%	103,432,299.03	9.58447%	108,256,903.64
November 2015	9.27083%	101,390,275.41	9.27530%	106,119,448.50
December 2015	9.57986%	99,387,275.61	9.58448%	104,022,842.19
January 2016	9.27083%	97,422,566.26	9.27530%	101,966,317.04
February 2016	9.27083%	95,495,427.64	9.27530%	99,949,119.66
March 2016 and thereafter	0%	0	0%	0

Index of Defined Terms

accrued interest amount	S-83
Adjusted Cap Rate	S-74
adjusted net mortgage rate	S-47
advance	S-48
Aggregate Senior Percentage	S-80
Aggregate Subordinated Percentage	S-82
Applicable Credit Support Percentage	S-84
Available Funds	S-71
BBA	S-66
Book-Entry Certificates	S-62
Business Day	S-54
Calculation Agent	S-66
Cap Counterparty	S-57
Cap Counterparty	S-76
Carryover Shortfall Amount	S-76
Carryover Shortfall Reserve Fund	S-78
Certificate Account	S-66
Certificate Insurer	S-53
Certificate Owners	S-62
CI	S-63
Class 1-A-3B Available Funds	S-55
Class 2-A-3B Available Funds	S-55
Class Certificate Balance	S-60, S-61
Class Subordination Percentage	S-84
Clearstream, Luxembourg	S-63
Code	S-102
Commission	S-56
Compensating Interest	S-48
Cooperative	S-64
CPR	S-89
Cut-off Date Pool Principal Balance	S-32
DBC	S-63
DBNTC	S-51
Debt Service Reduction	S-101
deferred interest	S-74
Deficiency Amount	S-54
Deficient Valuation	S-101
Definitive Certificate	S-62
Determination Date	S-48
Distribution Account	S-67
Distribution Date	S-70
DTC	S-62
DTC Rules	S-62
Due Date	S-33
Due for Payment	S-55
Due Period	S-62
equity interests	S-105
ERISA	S-105
Euroclear	S-62
Euroclear Operator	S-64
Euroclear Participants	S-64
European Depositaries	S-62
Excess Proceeds	S-69
Exemption	S-105
expense fee rate	S-47
FICO Credit Scores	S-34
Financial Intermediary	S-62
gross margin	S-33
Group 1 Mortgage Loans	S-32
Group 2 Mortgage Loans	S-32
index	S-33
Indirect Participants	S-62
IndyMac Bank	S-32, S-44
Insured Amounts	S-55
Insured Payments	S-55
Interest Distribution Amount	S-74
Interest Rate Cap Agreement	S-102
Interest Settlement Rate	S-66
IO Component	S-61
Last Scheduled Distribution Date	S-99
Late Payment Rate	S-55
LIBOR	S-66
LIBOR Certificates	S-66
LIBOR Determination Date	S-66
Liquidated Mortgage Loan	S-85
loan group	S-32
Loan-to-Value Ratio	S-34
London Business Day	S-66
Master REMIC	S-101
master servicer	S-47
Maximum Cap Rate	S-72
Maximum Mortgage Rate	S-33
MBA Method	S-50
Moneyline Telerate Page 3750	S-66
Moody’s	S-9, S-107
Mortgage Loans	S-32
Mortgage Notes	S-32
Mortgaged Properties	S-32
MTA Determination Date	S-66
MTA index	S-33
net deferred interest	S-74
Net Interest Shortfall	S-75
Net Prepayments	S-75
Net WAC Cap	S-73
New CI	S-64
Nonpayment	S-55
offered certificates	S-58
OID	S-102
Optional Termination Date	S-73
Order	S-54
Original Applicable Credit Support Percentage	S-84
original subordinate principal balance	S-82
OTS Method	S-50
P&I Certificates	S-101
Participants	S-62
Pass-Through Margin	S-73
Payment Adjustment Date	S-33
Payment Caps	S-33

Plan	S-105
PO Component	S-61
Policy	S-53
Pool Balance	S-83
Preference Amount	S-55
Prepayment Assumption	S-89
prepayment interest shortfall	S-76
Prepayment Period	S-80
Principal Amount	S-79
principal deficiency amount	S-83
Principal Prepayment Amount	S-75
private certificates	S-60
PTCE 95-60	S-106
Realized Loss	S-85
Record Date	S-70
Regular Certificates	S-101
Reimbursement Amount	S-55
Relevant Depositary	S-62
Relief Act Reduction	S-76
Required Reserve Fund Deposit	S-78
Restricted Classes	S-84
S&P	S-9, S-107
seller	S-44
Senior Credit Support Depletion Date	S-85
Senior Notional Amount Certificates.	S-61
Senior Percentage	S-81
Senior Prepayment Percentage	S-81
Senior Principal Distribution Amount	S-81
Senior Termination Date	S-83
significance estimate	S-58
significance percentage	S-58
Stated Principal Balance	S-80
subordinate WAC Cap	S-73
Subordinated Percentage	S-81
Subordinated Portion	S-62
Subordinated Prepayment Percentage	S-81
Subordinated Principal Distribution Amount	S-84
Subsequent Recoveries	S-85
Substitution Adjustment Amount	S-43
Tax Counsel	S-102
Terms and Conditions	S-65
trustee	S-51
trustee fee	S-47
Two Times Test	S-82
Undercollateralization Distribution	S-83
Undercollateralized Group	S-83
underlying REMIC	S-101
underlying REMIC Regular Interests	S-101
underwriter	S-106
underwritten certificates	S-106
unpaid interest amounts	S-74
Voting Rights	S-89
Weighted Average Adjusted Net Mortgage Rate	S-74
Yield Maintenance Agreement	S-76
Yield Maintenance Day Count Fraction	S-77
Yield Maintenance Notional Balance	S-77

PROSPECTUS

                                INDYMAC MBS, INC.
                                    DEPOSITOR

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

PLEASE CAREFULLY CONSIDER OUR DISCUSSION OF SOME OF THE RISKS OF INVESTING IN
THE CERTIFICATES UNDER "RISK FACTORS" BEGINNING ON PAGE 4.

THE TRUSTS

Each trust will be established to hold assets in its trust fund transferred to it by IndyMac MBS, Inc. The assets in each trust fund will be specified in the prospectus supplement for the particular trust and will generally consist of:

o      first lien mortgage loans secured by one- to four-family residential properties or participations in that type of loan,

o      mortgage pass-through securities issued or guaranteed by Ginnie Mae,
       Fannie Mae, or Freddie Mac, or

o      private mortgage-backed securities backed by first lien mortgage loans secured by one- to four-family residential properties or participations in that type of loan.

THE CERTIFICATES

IndyMac MBS, Inc. will sell the certificates pursuant to a prospectus supplement. The certificates will be grouped into one or more series, each having its own distinct designation. Each series will be issued in one or more classes and each class will evidence beneficial ownership of a specified portion of future payments on the assets in the trust fund that the series relates to. A prospectus supplement for a series will specify all of the terms of the series and of each of the classes in the series.

OFFERS OF CERTIFICATES

The certificates may be offered through several different methods, including offerings through underwriters.

                                   ----------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

August 26, 2005

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----

Important Notice About Information In This Prospectus and Each Accompanying
  Prospectus Supplement.......................................................     3
Risk Factors .................................................................     4
  Limited Source Of Payments --- No Recourse to Sellers, Depositor or Servicer     4

  Bankruptcy or Insolvency May Affect the Timing and Amount of

                                       2

         IMPORTANT NOTICE ABOUT INFORMATION IN THIS PROSPECTUS AND EACH
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

    Information about each series of certificates is contained in two separate documents:

       o     this prospectus, which provides general information, some of which may not apply to a particular series; and

       o     the accompanying prospectus supplement for a particular series, which describes the specific terms of the certificates of that series.

    The prospectus supplement will contain information about a particular series that supplements the information contained in this prospectus, and you should rely on that supplementary information in the prospectus supplement.

    You should rely only on the information in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the accompanying prospectus supplement.

                                   ----------

    If you require additional information, the mailing address of our principal executive offices is IndyMac MBS, Inc., 155 North Lake Avenue, Pasadena,
California 91101 and the telephone number is (800) 669-2300. For other means of acquiring additional information about us or a series of securities, see "The
Trust Fund---Incorporation of Certain Documents by Reference" beginning on page 24.
                                        3

                                  RISK FACTORS

    You should carefully consider the following information since it identifies significant risks associated with an investment in the certificates.

LIMITED SOURCE OF        The applicable prospectus supplement may provide that
PAYMENTS -- NO           certificates will be payable from other trust funds in
RECOURSE TO SELLERS,     addition to their associated trust fund, but if it
DEPOSITOR OR SERVICER    does not, they will be payable solely from their
                         associated trust fund. If the trust fund does not have
                         sufficient assets to distribute the full amount due to
                         you as a certificateholder, your yield will be
                         impaired.  The return of your principal may be
                         impaired, and you will not have recourse to any other
                         entity. Furthermore, at the times specified in the
                         applicable prospectus supplement, certain assets of
                         the trust fund may be released and paid out to other
                         people, such as the depositor, a servicer, a credit
                         enhancement provider, or any other person entitled to
                         payments from the trust fund. Those assets will no
                         longer be available to make payments to you. Those
                         payments are generally made after other specified
                         payments that may be set forth in the applicable
                         prospectus supplement have been made.

                         You will not have any recourse against the depositor
                         or any servicer if you do not receive a required
                         distribution on the certificates. Unless otherwise
                         specified in the applicable prospectus supplement, you
                         also will not have recourse against the assets of the
                         trust fund of any other series of certificates.

                         The certificates will not represent an interest in the
                         depositor, any servicer, any seller to the depositor,
                         or any one else except the trust fund. The only
                         obligation of the depositor to a trust fund comes from
                         certain representations and warranties made by it
                         about assets transferred to the trust fund. If these
                         representations and warranties turn out to be untrue,
                         the depositor may be required to repurchase some of
                         the transferred assets. IndyMac MBS, Inc., which is
                         the depositor, does not have significant assets and is
                         unlikely to have significant assets in the future.  If
                         the depositor were required to repurchase a loan
                         because of a breach of a representation, its only
                         sources of funds for the repurchase would be:

                                       4

                             o  funds  obtained from  enforcing a  corresponding
                                obligation of a seller or originator of the
                                loan, or

                             o  funds  from a  reserve  fund  or similar  credit
                                enhancement established to pay for loan
                                repurchases.

                         The only obligations of the master servicer to a trust
                         fund (other than its master servicing obligations)
                         comes from certain representations and warranties made
                         by it in connection with its loan servicing
                         activities. If these representations and warranties
                         turn out to be untrue, the master servicer may be
                         required to repurchase some of the loans.  However,
                         the master servicer may not have the financial ability
                         to make the required repurchase.

                         The only obligations to a trust fund of a seller of
                         loans to the depositor comes from certain
                         representations and warranties made by it in
                         connection with its sale of the loans and certain
                         document delivery requirements. If these
                         representations and warranties turn out to be untrue,
                         or the seller fails to deliver required documents, it
                         may be required to repurchase some of the loans.
                         However, the seller may not have the financial ability
                         to make the required repurchase.

CREDIT ENHANCEMENT MAY   Credit enhancement is intended to reduce the effect of
NOT BE SUFFICIENT TO     loan losses.  Credit enhancements, however, may
PROTECT YOU FROM         benefit only some classes of a series of certificates
LOSSES                   and the amount of any credit enhancement will be
                         limited as described in the applicable prospectus
                         supplement. Furthermore, the amount of a credit
                         enhancement may decline over time pursuant to a
                         schedule or formula or otherwise, and could be
                         depleted from payments or for other reasons before the
                         certificates covered by the credit enhancement are
                         paid in full. In addition, a credit enhancement may
                         not cover all potential sources of loss. For example,
                         a credit enhancement may or may not cover fraud or
                         negligence by a loan originator or other parties.
                         Also, the trustee may be permitted to reduce,
                         substitute for, or even eliminate all or a portion of
                         a credit enhancement so long as the rating agencies
                         that have rated the certificates at the request of the
                         depositor indicate that that would not cause them to
                         adversely change their rating of the certificates.
                         Consequently, certificateholders may suffer losses
                         even

                                       5

                         though a credit enhancement exists and its
                         provider does not default.

LOSSES ON BALLOON        Some of the underlying loans may not be fully
PAYMENT MORTGAGES ARE    amortizing over their terms to maturity and, thus,
BORNE BY YOU             will require substantial principal payments (that is,
                         balloon payments) at their stated maturity. Loans with
                         balloon payments involve a greater degree of risk than
                         fully amortizing loans because typically the borrower
                         must be able to refinance the loan or sell the
                         property to make the balloon payment at maturity. The
                         ability of a borrower to do this will depend on such
                         factors as mortgage rates at the time of sale or
                         refinancing, the borrower's equity in the property,
                         the relative strength of the local housing market, the
                         financial condition of the borrower, and tax laws.
                         Losses on these loans that are not otherwise covered
                         by a credit enhancement will be borne by the holders
                         of one or more classes of certificates.

NATURE OF MORTGAGES      The value of the properties underlying the loans held
 Declines In Property    in the trust fund may decline over time.  Among the
 Values May Adversely    factors that could adversely affect the value of the
 Affect You              properties are:

                             o  an  overall  decline  in  the  residential  real
                                estate market in the areas in which they are
                                located,

                             o  a decline  in their  general condition  from the
                                failure of borrowers to maintain their property
                                adequately, and

                             o  natural  disasters  that   are  not  covered  by
                                insurance, such as earthquakes and floods.

                         If property values decline, the actual rates of
                         delinquencies, foreclosures, and losses on all
                         underlying loans could be higher than those currently
                         experienced in the mortgage lending industry in
                         general. These losses, to the extent not otherwise
                         covered by a credit enhancement, will be borne by the
                         holder of one or more classes of certificates.

 Delays in Liquidation   Even if the properties underlying the loans held in
 May Adversely Affect    the trust fund provide adequate security for the
 You                     loans, substantial delays could occur before defaulted
                         loans are liquidated and their proceeds are forwarded
                         to investors. Property foreclosure actions are
                         regulated by

                                      6

                         state statutes and rules and are subject
                         to many of the delays and expenses of other lawsuits
                         if defenses or counterclaims are made,
                         sometimes requiring several years to complete.
                         Furthermore, in some states if the proceeds of the
                         foreclosure are insufficient to repay the loan, the
                         borrower is not liable for the deficit. Thus, if a
                         borrower defaults, these restrictions may impede the
                         trust's ability to dispose of the property and obtain
                         sufficient proceeds to repay the loan in full. In
                         addition, the servicer will be entitled to deduct from
                         liquidation proceeds all expenses reasonably incurred
                         in attempting to recover on the defaulted loan,
                         including legal fees and costs, real estate taxes, and
                         property maintenance and preservation expenses.

 Disproportionate        Liquidation expenses of defaulted loans generally do
 Effect of Liquidation   not vary directly with the outstanding principal
 Expenses May            balance of the loan at the time of default. Therefore,
 Adversely Affect You    if a servicer takes the same steps for a defaulted
                         loan having a small remaining principal balance as it
                         does for a defaulted loan having a large remaining
                         principal balance, the amount realized after expenses
                         is smaller as a percentage of the outstanding
                         principal balance of the small loan than it is for the
                         defaulted loan having a large remaining principal
                         balance.

 Consumer Protection     Federal, state and local laws extensively regulate
 Laws May Adversely      various aspects of brokering, originating, servicing
 Affect You              and collecting mortgage loans. Among other things,
                         these laws may regulate interest rates and other
                         charges, require disclosures, impose financial privacy
                         requirements, mandate specific business practices, and
                         prohibit unfair and deceptive trade practices. In
                         addition, licensing requirements may be imposed on
                         persons that broker, originate, service or collect
                         mortgage loans.

                         Additional requirements may be imposed under federal,
                         state or local laws on so-called "high cost" mortgage
                         loans, which typically are defined as loans that have
                         interest rates or origination costs in excess of
                         prescribed levels. These laws may limit certain loan
                         terms, such as prepayment penalties, or the ability of
                         a creditor to refinance a loan unless it is in the
                         borrower's interest. In addition, certain of these
                         laws may allow claims against loan brokers or mortgage
                         originators, including claims based on fraud or
                         misrepresentations,

                                        7

                         to be asserted against persons
                         acquiring the mortgage loans, such as the trust.

                         The federal laws that may apply to loans held in the
                         trust include the following:

                             o  the Truth  in Lending  Act and  its regulations,
                                which (among other things) require disclosures
                                to borrowers regarding the terms of mortgage
                                loans and provide property owners in non-
                                purchase money transactions with a right of
                                rescission that generally extends for three
                                days after proper disclosures are given (but in
                                no event more than three years);

                             o  the  Home Ownership  and  Equity Protection  Act
                                and its regulations, which (among other things)
                                imposes additional disclosure requirements and
                                limitations on loan terms with respect to non-
                                purchase money mortgage loans with interest
                                rates or origination costs in excess of
                                prescribed levels;

                             o  the  Real Estate  Settlement Procedures  Act and
                                its regulations, which (among other things)
                                prohibit the payment of referral fees for real
                                estate settlement services and regulate escrow
                                accounts for taxes and insurance and billing
                                inquiries made by borrowers;

                             o  the  Equal   Credit  Opportunity  Act   and  its
                                regulations, which (among other things)
                                generally prohibits discrimination in any
                                aspect of a credit transaction on certain
                                enumerated basis, such as age, race, color,
                                sex, religion, marital status, national origin
                                or receipt of public assistance; and

                             o  the  Fair  Credit  Reporting Act,  which  (among
                                other things) regulates the use of consumer
                                reports obtained from consumer reporting
                                agencies and the reporting of payment histories
                                to consumer reporting agencies.

                         The penalties for violating these federal, state, or
                         local laws vary depending on the applicable law and
                         the particular facts of the situation. However,
                         private plaintiffs typically may assert claims for
                         actual damages and, in some cases, also may recover
                         civil money penalties or exercise a right to rescind
                         the mortgage loan. Violations of certain laws may
                         limit the

                                       8

                         ability to collect all or part of the
                         principal or interest on a mortgage loan and, in some
                         cases, borrowers even may be entitled to a refund of
                         amounts previously paid. Federal, state and local
                         administrative or law enforcement agencies also may be
                         entitled to bring legal actions, including actions for
                         civil money penalties or restitution, for violations
                         of certain of these laws.

                         Depending on the particular alleged misconduct, it is
                         possible that claims may be asserted against various
                         participants in the secondary mortgage market,
                         including assignees that hold the mortgage loan, such
                         as the trust. Losses on loans from the application of
                         these federal, state and local laws that are not
                         otherwise covered by a credit enhancement will be
                         borne by the holders of one or more classes of
                         certificates.

YOU COULD BE ADVERSELY   Federal, state, and local laws and regulations impose
AFFECTED BY VIOLATIONS   a wide range of requirements on activities that may
OF ENVIRONMENTAL LAWS    affect the environment, health, and safety. In certain
                         circumstances, these laws and regulations impose
                         obligations on owners or operators of residential
                         properties such as those that secure the loans held in
                         the trust fund. Failure to comply with these laws and
                         regulations can result in fines and penalties that
                         could be assessed against the trust as owner of the
                         related property.

                         In some states, a lien on the property due to
                         contamination has priority over the lien of an
                         existing mortgage. Also, under certain circumstances,
                         a mortgage lender may be held liable as an "owner" or
                         "operator" for costs associated with the release of
                         petroleum or hazardous substances. If the trust fund
                         is considered the owner or operator of a property, it
                         will suffer losses as a result of any liability
                         imposed for environmental hazards on the property.

RATINGS OF THE           Any class of certificates offered under this
CERTIFICATES DO NOT      prospectus and the accompanying prospectus supplement
ASSURE THEIR PAYMENT     will be rated in one of the four highest rating
                         categories of at least one nationally recognized
                         rating agency. A rating is based on the adequacy of
                         the value of the trust assets and any credit
                         enhancement for that class, and reflects the rating
                         agency's assessment of how likely it is that holders
                         of the class of certificates will receive the payments
                         to which they are entitled. A rating does not

                                        9

                         constitute an assessment of how likely it is that
                         principal prepayments on the underlying loans will be
                         made, the degree to which the rate of prepayments might
                         differ from that originally anticipated, or the
                         likelihood that the certificates will be redeemed
                         early. A rating is not a recommendation to purchase,
                         hold, or sell certificates because it does not address
                         the market price of the certificates or the suitability
                         of the certificates for any particular investor.

                         A rating may not remain in effect for any given period
                         of time and the rating agency could lower or withdraw
                         the rating in the future. For example, the rating
                         agency could lower or withdraw its rating due to:

                             o  a decrease  in the adequacy of the  value of the
                                trust assets or any related credit enhancement,

                             o  an  adverse change  in  the  financial or  other
                                condition of a credit enhancement provider, or

                             o  a   change  in   the   rating   of  the   credit
                                enhancement provider's long-term debt.

                         The amount, type, and nature of credit enhancement
                         established for a class of certificates will be
                         determined on the basis of criteria established by
                         each rating agency rating classes of the certificates.
                         These criteria are sometimes based upon an actuarial
                         analysis of the behavior of similar loans in a larger
                         group. That analysis is often the basis upon which
                         each rating agency determines the amount of credit
                         enhancement required for a class. The historical data
                         supporting any actuarial analysis may not accurately
                         reflect future experience, and the data derived from a
                         large pool of similar loans may not accurately predict
                         the delinquency, foreclosure, or loss experience of
                         any particular pool of mortgage loans. Mortgaged
                         properties may not retain their values. If residential
                         real estate markets experience an overall decline in
                         property values such that the outstanding principal
                         balances of the loans held in a particular trust fund
                         and any secondary financing on the related mortgaged
                         properties become equal to or greater than the value
                         of the mortgaged properties, the rates of
                         delinquencies, foreclosures, and losses could be
                         higher than those now generally experienced in the
                         mortgage lending industry. In addition, adverse
                         economic conditions may affect

                                       10

                         timely payment by mortgagors on their loans whether or
                         not the conditions affect real property values and,
                         accordingly, the rates of delinquencies, foreclosures,
                         and losses in any trust fund. Losses from this that
                         are not covered by a credit enhancement will be borne,
                         at least in part, by the holders of one or more
                         classes of certificates.

BOOK-ENTRY               Certificates issued in book-entry form may have only
REGISTRATION             limited liquidity in the resale market, since
 Limit on Liquidity      investors may be unwilling to purchase certificates
                         for which they cannot obtain physical instruments.

 Limit on Ability to     Transactions in book-entry certificates can be
 Transfer or Pledge      effected only through The Depository Trust Company,
                         its participating organizations, its indirect
                         participants, and certain banks.  Therefore, your
                         ability to transfer or pledge certificates issued in
                         book-entry form may be limited.

 Delays in               You may experience some delay in the receipt of
Distributions            distributions on book-entry certificates since the
                         distributions will be forwarded by the trustee to The
                         Depository Trust Company for it to credit the accounts
                         of its participants. In turn, these participants will
                         then credit the distributions to your account either
                         directly or indirectly through indirect participants.

BANKRUPTCY OR            The seller and the depositor will treat the transfer
INSOLVENCY MAY AFFECT    of the loans held in the trust fund by the seller to
THE TIMING AND AMOUNT    the depositor as a sale for accounting purposes. The
OF DISTRIBUTIONS ON      depositor and the trust fund will treat the transfer
THE CERTIFICATES         of the loans from the depositor to the trust fund as a
                         sale for accounting purposes. If these
                         characterizations are correct, then if the seller were
                         to become bankrupt, the loans would not be part of the
                         seller's bankruptcy estate and would not be available
                         to the seller's creditors. On the other hand, if the
                         seller becomes bankrupt, its bankruptcy trustee or one
                         of its creditors may attempt to recharacterize the
                         sale of the loans as a borrowing by the seller,
                         secured by a pledge of the loans. Presenting this
                         position to a bankruptcy court could prevent timely
                         payments on the certificates and even reduce the
                         payments on the certificates. Similarly, if the
                         characterizations of the transfers as sales are
                         correct, then if the depositor were to become
                         bankrupt, the loans would not be part of the
                         depositor's bankruptcy estate and would not be
                         available to the depositor's creditors. On the other

                                      11

                         hand, if the depositor becomes bankrupt, its
                         bankruptcy trustee or one of its creditors may attempt
                         to recharacterize the sale of the loans as a borrowing
                         by the depositor, secured by a pledge of the loans.
                         Presenting this position to a bankruptcy court could
                         prevent timely payments on the certificates and even
                         reduce the payments on the certificates.

                         If the master servicer becomes bankrupt, the
                         bankruptcy trustee may have the power to prevent the
                         appointment of a successor master servicer. The period
                         during which cash collections may be commingled with
                         the master servicer's own funds before each
                         distribution date for certificates will be specified
                         in the applicable prospectus supplement. If the master
                         servicer becomes bankrupt and cash collections have
                         been commingled with the master servicer's own funds
                         for at least ten days, the trust fund will likely not
                         have a perfected interest in those collections. In
                         this case the trust might be an unsecured creditor of
                         the master servicer as to the commingled funds and
                         could recover only its share as a general creditor,
                         which might be nothing. Collections commingled less
                         than ten days but still in an account of the master
                         servicer might also be included in the bankruptcy
                         estate of the master servicer even though the trust
                         may have a perfected security interest in them. Their
                         inclusion in the bankruptcy estate of the master
                         servicer may result in delays in payment and failure
                         to pay amounts due on the certificates. Federal and
                         state statutory provisions affording protection or
                         relief to distressed borrowers may affect the ability
                         of the secured mortgage lender to realize upon its
                         security in other situations as well. For example, in
                         a proceeding under the federal Bankruptcy Code, a
                         lender may not foreclose on a mortgaged property
                         without the permission of the bankruptcy court.  In
                         certain instances a bankruptcy court may allow a
                         borrower to reduce the monthly payments, change the
                         rate of interest, and alter the mortgage loan
                         repayment schedule for under collateralized mortgage
                         loans. The effect of these types of proceedings can be
                         to cause delays in receiving payments on the loans
                         underlying certificates and even to reduce the
                         aggregate amount of payments on the loans underlying
                         certificates.

                                       12

                         Certain capitalized terms are used in this prospectus
                         to assist you in understanding the terms of the
                         certificates. The capitalized terms used in this
                         prospectus are defined on the pages indicated under
                         the caption "Index of Principal Terms" beginning on
                         page 93.

                                       13

                                THE TRUST FUND(1)

    This prospectus relates to Mortgage Pass-Through Certificates, which may be sold from time to time in one or more series by the depositor, IndyMac MBS,
Inc., on terms determined at the time of sale and described in this prospectus and the related prospectus supplement. Each series will be issued under a separate pooling and servicing agreement to be entered into with respect to each series. The certificates of a series will evidence beneficial ownership of a trust fund. The trust fund for a series of certificates will include certain mortgage related assets (the "MORTGAGE ASSETS") consisting of

       o     a pool of first lien mortgage loans (or participation interests in them) secured by one- to four-family residential properties,

       o     mortgage pass-through securities (the "AGENCY SECURITIES") issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac or

       o     other mortgage pass-through certificates or collateralized mortgage obligations (the "PRIVATE MORTGAGE-BACKED SECURITIES") evidencing an interest in, or secured by, mortgage loans of the type that would otherwise be eligible to be mortgage loans.

    The Mortgage Assets will be acquired by the depositor, either directly or indirectly, from one or more institutions, which may be affiliates of the depositor, and conveyed by the depositor to the related trust fund. The trustee for each series of certificates will be specified in the related prospectus supplement. See "The Pooling and Servicing Agreement" for a description of the trustee's rights and obligations. The entity or entities named as master servicer in the related prospectus supplement, which may be an affiliate of the depositor. See "The Pooling and Servicing Agreement-Certain Matters Regarding
the Master Servicer and the Depositor." The mortgage loans will be secured by first mortgage liens on one- to four-family residential properties and, if so specified in the related prospectus supplement, may include cooperative apartment loans secured by security interests in shares issued by private, nonprofit, cooperative housing corporations and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. In addition, the Mortgage Assets of the related trust fund may include mortgage participation certificates evidencing interests in mortgage loans. The mortgage loans may be conventional loans (i.e., loans that are not insured or guaranteed by any governmental agency), insured by the FHA or partially guaranteed by the VA as specified in the related prospectus supplement. All or a portion of the mortgage loans in a mortgage pool may be insured by FHA insurance and may be partially guaranteed by the VA.

    The certificates will be entitled to payment from the assets of the related trust fund or other assets pledged for the benefit of the holders of the certificates as specified in the related prospectus supplement and will not be entitled to payments in respect of the assets of any other trust fund established by the depositor. The applicable prospectus supplement may specify the Mortgage Assets that a trust fund will consist of, but if it does not, the
Mortgage Assets of any trust fund will consist of mortgage loans, Agency
Securities or Private Mortgage-Backed Securities but not a combination of them.
Mortgage loans acquired by the depositor will have been originated in accordance with the underwriting criteria specified below under "Mortgage Loan
Program-Underwriting Standards" or as otherwise described in a related prospectus supplement.

    The following is a brief description of the Mortgage Assets expected to be included in the trust funds. If specific information about the Mortgage Assets is not known at the time the related series of certificates initially is offered, more general information of the nature described below will be provided in the related prospectus supplement, and specific information will be set forth in a report on Form 8-K to be filed with the SEC within fifteen days after the initial issuance of the certificates. A maximum of 5% of the Mortgage
Assets (relative to the related pool principal balance) as they will be constituted at the time that the applicable detailed description of

----------
1 Whenever  the   terms  mortgage  pool  and  certificates   are  used  in  this
  prospectus, those terms will be considered to apply, unless the context indicates otherwise, to one specific mortgage pool and the certificates representing certain undivided interests in a single trust fund consisting primarily of the Mortgage Assets in the mortgage pool. Similarly, the term pass-through rate will refer to the pass-through rate borne by the certificates of one specific series and the term trust fund will refer to one specific trust fund.

                                       14

Mortgage Assets is filed will deviate in any material respect from the Mortgage
Asset pool characteristics described in the related prospectus supplement. A schedule of the Mortgage Assets relating to the series will be attached to the pooling and servicing agreement delivered to the trustee upon delivery of the certificates.

THE MORTGAGE LOANS---GENERAL

    The real property that secures repayment of the mortgage loans is referred to collectively as mortgaged properties. The mortgaged properties will be located in any one of the fifty states, the District of Columbia, Guam, Puerto
Rico or any other territory of the United States. Mortgage loans with certain
Loan-to-Value Ratios or certain principal balances or both may be covered wholly or partially by primary mortgage guaranty insurance policies. The existence, extent and duration of coverage will be described in the applicable prospectus supplement.

    The applicable prospectus supplement may specify the day on which monthly payments on the mortgage loans in a mortgage pool will be due, but if it does not, all of the mortgage loans in a mortgage pool will have monthly payments due on the first day of each month. The payment terms of the mortgage loans to be included in a trust fund will be described in the related prospectus supplement and may include any of the following features or combination thereof or other features described in the related prospectus supplement:

       o     Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related prospectus supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate.
             Changes to an adjustable rate may be subject to periodic
             limitations, maximum rates, minimum rates or a combination of the limitations. Accrued interest may be deferred and added to the principal of a loan for the periods and under the circumstances as may be specified in the related prospectus supplement.

       o     Principal may be payable on a level debt service basis to fully amortize the mortgage loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate specified in its mortgage note or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity, called balloon payments.
             Principal may include interest that has been deferred and added to the principal balance of the mortgage loan.

       o     Monthly payments of principal and interest may be fixed for the life of the mortgage loan, may increase over a specified period of time or may change from period to period. The terms of a mortgage loan may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

       o     The mortgage loans generally may be prepaid at any time without the payment of any prepayment fee. If so specified in the related prospectus supplement, some prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the mortgage loan or may decline over time, and may be prohibited for the life of the mortgage loan or for certain periods, which are called lockout periods. Certain mortgage loans may permit
             prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any subsequent prepayment. Other mortgage loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include "due-on-sale" clauses that permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or certain transfers of the related mortgaged property. Other mortgage loans may be assumable by persons meeting the then applicable underwriting standards of the seller.

    A trust fund may contain buydown loans that include provisions whereby a third party partially subsidizes the monthly payments of the obligors on the mortgage loans during the early years of the mortgage loans, the difference to be made up from a buydown fund contributed by the third party at the time of origination of the mortgage loan. A buydown fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. Thereafter, buydown funds are applied to the applicable mortgage loan upon receipt by the master servicer of the mortgagor's portion of the monthly payment on the mortgage loan. The master servicer

                                       15

administers the buydown fund to ensure that the monthly allocation from the buydown fund combined with the monthly payment received from the mortgagor equals the scheduled monthly payment on the applicable mortgage loan. The underlying assumption of buydown plans is that the income of the mortgagor will increase during the buydown period as a result of normal increases in compensation and inflation, so that the mortgagor will be able to meet the full mortgage payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on buydown loans is increased. The related prospectus supplement will contain information with respect to any Buydown Loan concerning limitations on the interest rate paid by the mortgagor initially, on annual increases in the interest rate and on the length of the buydown period.

    Each prospectus supplement will contain information, as of the date of the prospectus supplement and to the extent then specifically known to the depositor, with respect to the mortgage loans contained in the related mortgage pool, including

       o     the aggregate outstanding principal balance and the average outstanding principal balance of the mortgage loans as of the first day of the month of issuance of the related series of certificates or another date specified in the related prospectus supplement called a cut-off date,

       o     the type of property securing the mortgage loans (e.g., separate residential properties, individual units in condominium apartment buildings or in buildings owned by cooperatives, vacation and second homes),

       o     the original terms to maturity of the mortgage loans,

       o     the largest principal balance and the smallest principal balance of any of the mortgage loans,

       o     the earliest origination date and latest maturity date of any of the mortgage loans,

       o     the aggregate principal balance of mortgage loans having Loan-to-
             Value Ratios at origination exceeding 80%,

       o     the maximum and minimum per annum mortgage rates and

       o     the geographical distribution of the mortgage loans.

    If specific information respecting the mortgage loans is not known to the depositor at the time the related certificates are initially offered, more general information of the nature described above will be provided in the detailed description of Mortgage Assets.

    The "LOAN-TO-VALUE RATIO" of a mortgage loan at any given time is the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related mortgage loan and the denominator of which is the collateral value of the related mortgaged property. The applicable prospectus supplement may specify how the collateral value of a mortgaged property will be calculated, but if it does not, the collateral value of a mortgaged property is the lesser of the sales price for the property and the appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

    No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the mortgage loans, and any secondary financing on the mortgaged properties, in a particular mortgage pool become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any mortgage pool. To the extent that the losses are not covered by subordination provisions or alternative arrangements, the losses will be borne, at least in part, by the holders of the certificates of the related series.

                                       16

    The depositor will cause the mortgage loans comprising each mortgage pool to be assigned to the trustee named in the related prospectus supplement for the benefit of the certificateholders of the related series. The master servicer named in the related prospectus supplement will service the mortgage loans, either directly or through sub-servicers, pursuant to the pooling and servicing agreement, and will receive a fee for its services. See "Mortgage Loan Program"
and "The Pooling and Servicing Agreement." With respect to mortgage loans serviced by the master servicer through a sub-servicer, the master servicer will remain liable for its servicing obligations under the related pooling and servicing agreement as if the master servicer alone were servicing the mortgage loans.

    The applicable prospectus supplement may provide for additional obligations of the depositor, but if it does not, the only obligations of the depositor with respect to a series of certificates will be to obtain certain representations and warranties from the sellers and to assign to the trustee for the series of certificates the depositor's rights with respect to the representations and warranties. See "The Pooling and Servicing Agreement-
Assignment of Mortgage Assets." The obligations of the master servicer with respect to the mortgage loans will consist principally of its contractual servicing obligations under the related pooling and servicing agreement
(including its obligation to enforce the obligations of the sub-servicers or sellers, or both, as more fully described under "Mortgage Loan Program-
Representations by Sellers; Repurchases" and its obligation to make cash advances upon delinquencies in payments on or with respect to the mortgage loans in the amounts described under "Description of the Certificates-
Advances." The obligations of the master servicer to make advances may be subject to limitations, to the extent provided in this prospectus and in the related prospectus supplement. The master servicer may also be a seller in which case a breach of its obligations in one capacity will not constitute a breach of its obligations in the other capacity.

    The mortgage loans will consist of mortgage loans, deeds of trust or participations or other beneficial interests therein, secured by first liens on one- to four-family residential properties and, if so specified in the related prospectus supplement, may include cooperative apartment loans secured by security interests in shares issued by private, non-profit, cooperative housing corporations and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. In addition, Mortgage Assets of the related trust fund may include mortgage participation certificates evidencing interests in mortgage loans. These loans may be conventional loans (i.e., loans that are not insured or guaranteed by any governmental agency) or loans insured by the FHA or partially guaranteed by the VA, as specified in the related prospectus supplement. The mortgaged properties relating to mortgage loans will consist of detached or semi-detached one-family dwelling units, two- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments and certain other dwelling units. The mortgaged properties may include vacation and second homes, investment properties and leasehold interests. In the case of leasehold interests, the applicable prospectus supplement may specify that the term of the leasehold may be less than five years beyond the scheduled maturity of the mortgage loan, but if it does not, the term of the leasehold will exceed the scheduled maturity of the mortgage loan by at least five years.

AGENCY SECURITIES

    Government National Mortgage Association. Ginnie Mae is a wholly-owned corporate instrumentality of the United States with the United States
Department of Housing and Urban Development. Section 306(g) of Title II of the
National Housing Act of 1934, as amended, authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that represent an interest in a pool of mortgage loans insured by the FHA under the
National Housing Act of 1934 or Title V of the Housing Act of 1949, or
partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code.

    Section 306(g) of the National Housing Act of 1934 provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection." In order to meet its obligations under that guaranty, Ginnie Mae may, under
Section 306(d) of the National Housing Act of 1934, borrow from the United
States Treasury in an unlimited amount which is at any time sufficient to enable Ginnie Mae to perform its obligations under its guarantee.

    Ginnie Mae Certificates. Each Ginnie Mae certificate held in a trust fund will be a "fully modified pass-through" mortgage backed certificate issued and serviced by a Ginnie Mae issuer approved by Ginnie Mae or by Fannie Mae as a seller-servicer of FHA loans or VA loans. The Ginnie Mae certificates may be issued under either

                                       17

the Ginnie Mae I program or the Ginnie Mae II program. The mortgage loans underlying the Ginnie Mae certificates will consist of FHA loans or VA loans.
Each mortgage loan is secured by a one- to four-family or multifamily residential property. Ginnie Mae will approve the issuance of each Ginnie Mae certificate in accordance with a guaranty agreement between Ginnie Mae and the
Ginnie Mae issuer. Pursuant to its guaranty agreement, a Ginnie Mae issuer will be required to advance its own funds in order to make timely payments of all amounts due on each Ginnie Mae certificate if the payments received by the
Ginnie Mae issuer on the FHA loans or VA loans underlying each Ginnie Mae certificate are less than the amounts due on each Ginnie Mae certificate.

    The full and timely payment of principal of and interest on each Ginnie Mae certificate will be guaranteed by Ginnie Mae, which obligation is backed by the full faith and credit of the United States. Each Ginnie Mae certificate will have an original maturity of not more than 30 years (but may have original maturities of substantially less than 30 years). Each Ginnie Mae certificate will be based on and backed by a pool of FHA loans or VA loans secured by one to four-family residential properties and will provide for the payment by or on behalf of the Ginnie Mae issuer to the registered holder of the Ginnie Mae certificate of scheduled monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA loan or VA loan underlying the Ginnie Mae certificate, less the applicable servicing and guaranty fee, which together equal the difference between the interest on the FHA loan or VA loan and the pass-through rate on the Ginnie Mae certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA loans or VA loans underlying the Ginnie Mae certificate and liquidation proceeds upon a foreclosure or other disposition of the FHA loans or VA loans.

    If a Ginnie Mae issuer is unable to make the payments on a Ginnie Mae certificate as it becomes due, it must promptly notify Ginnie Mae and request
Ginnie Mae to make the payment. Upon notification and request, Ginnie Mae will make the payments directly to the registered holder of the Ginnie Mae certificate. If no payment is made by a Ginnie Mae issuer and the Ginnie Mae issuer fails to notify and request Ginnie Mae to make the payment, the holder of the Ginnie Mae certificate will have recourse only against Ginnie Mae to obtain the payment. The trustee or its nominee, as registered holder of the
Ginnie Mae certificates held in a trust fund, will have the right to proceed directly against Ginnie Mae under the terms of the guaranty agreements relating to the Ginnie Mae certificates for any amounts that are not paid when due.

    All mortgage loans underlying a particular Ginnie Mae I certificate must have the same interest rate over the term of the loan, except in pools of mortgage loans secured by manufactured homes. The interest rate on the Ginnie
Mae I certificate will equal the interest rate on the mortgage loans included in the pool of mortgage loans underlying the Ginnie Mae I certificate, less one-half percentage point per annum of the unpaid principal balance of the mortgage loans.

    Mortgage loans underlying a particular Ginnie Mae II certificate may have per annum interest rates that vary from each other by up to one percentage point. The interest rate on each Ginnie Mae II certificate will be between one half percentage point and one and one-half percentage points lower than the highest interest rate on the mortgage loans included in the pool of mortgage loans underlying the Ginnie Mae II certificate, except for pools of mortgage loans secured by manufactured homes.

    Regular monthly installment payments on each Ginnie Mae certificate held in a trust fund will be comprised of interest due as specified on the Ginnie Mae certificate plus the scheduled principal payments on the FHA loans or VA loans underlying the Ginnie Mae certificate due on the first day of the month in which the scheduled monthly installments on the Ginnie Mae certificate are due.
The regular monthly installments on each Ginnie Mae certificate are required to be paid to the trustee as registered holder by the 15th day of each month in the case of a Ginnie Mae I certificate and are required to be mailed to the trustee by the 20th day of each month in the case of a Ginnie Mae II certificate. Any principal prepayments on any FHA loans or VA loans underlying a Ginnie Mae certificate held in a trust fund or any other early recovery of principal on the loans will be passed through to the trustee as the registered holder of the Ginnie Mae certificate.

    Ginnie Mae certificates may be backed by graduated payment mortgage loans or by buydown loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers'
monthly payments during the early years of the mortgage loan. Payments due the registered holders of Ginnie Mae certificates backed by pools containing buydown loans will be computed in the same manner as payments derived from other Ginnie Mae certificates and will include amounts to be collected from

                                       18

both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of the mortgage loans, will be less than the amount of stated
interest on the mortgage loans. The interest not so paid will be added to the principal of the graduated payment mortgage loans and, together with interest on them, will be paid in subsequent years. The obligations of Ginnie Mae and of a Ginnie Mae issuer will be the same irrespective of whether the Ginnie Mae certificates are backed by graduated payment mortgage loans or buydown loans.
No statistics comparable to the FHA's prepayment experience on level payment, non-buydown mortgage loans are available for graduated payment or buydown loans. Ginnie Mae certificates related to a series of certificates may be held in book-entry form.

    The Ginnie Mae certificates included in a trust fund, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any different characteristics and terms will be described in the related prospectus supplement.

    Federal Home Loan Mortgage Corporation. Freddie Mac is a corporate instrumentality of the United States created pursuant to Title III of the
Emergency Home Finance Act of 1970, as amended. The common stock of Freddie Mac is owned by the Federal Home Loan Banks and its preferred stock is owned by stockholders of the Federal Home Loan Banks. Freddie Mac was established primarily to increase the availability of mortgage credit to finance urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of Freddie
Mac currently consists of the purchase of first lien conventional mortgage loans or participation interests in mortgage loans and the sale of the mortgage loans or participations so purchased in the form of mortgage securities, primarily mortgage participation certificates issued and either guaranteed as to timely payment of interest or guaranteed as to timely payment of interest and ultimate payment of principal by Freddie Mac. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

    Freddie Mac Certificates. Each Freddie Mac certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien conventional loans, FHA loans or VA loans. Freddie Mac certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A Freddie
Mac certificate may be issued under either Freddie Mac's Cash Program or
Guarantor Program.

    Mortgage loans underlying the Freddie Mac certificates held by a trust fund will consist of mortgage loans with original terms to maturity of between 10 and 40 years. Each mortgage loan must meet the applicable standards set forth in the Emergency Home Finance Act of 1970. A Freddie Mac certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac certificate group. Under the Guarantor Program, a Freddie Mac certificate group may include only whole loans or participation interests in whole loans.

    Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable certificate interest rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the Freddie Mac certificate group represented by the Freddie Mac certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac certificate collection by the holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of the holder's pro rata share of it, but does not, except if and to the extent specified in the related prospectus supplement for a series of certificates, guarantee the timely payment of scheduled principal. Under Freddie Mac's Gold PC Program, Freddie Mac guarantees the timely payment of principal based on the difference between the pool factor published in the month preceding the month of distribution and the pool factor published in the month of distribution. Pursuant to its guaranties,
Freddie Mac indemnifies holders of Freddie Mac certificates against any diminution in principal from charges for property repairs, maintenance and foreclosure. Freddie Mac may remit the amount due on account of its guaranty of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following foreclosure sale, 30 days following payment of the claim by any mortgage insurer or 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying Freddie Mac certificates, including the timing of demand for acceleration, Freddie Mac reserves the right to exercise its judgment with respect to the mortgage loans in the

                                       19

same manner as for mortgage loans that it has purchased but not sold. The length of time necessary for Freddie Mac to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor, and Freddie Mac has not adopted standards which require that the demand be made within any specified period.

    Freddie Mac certificates are not guaranteed by the United States or by any
Federal Home Loan Bank and do not constitute debts or obligations of the United
States or any Federal Home Loan Bank. The obligations of Freddie Mac under its guaranty are obligations solely of Freddie Mac and are not backed by, or entitled to, the full faith and credit of the United States. If Freddie Mac were unable to satisfy its obligations, distributions to holders of Freddie Mac certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of
Freddie Mac certificates would be affected by delinquent payments and defaults on the mortgage loans.

    Registered holders of Freddie Mac certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by Freddie Mac, including any scheduled principal payments, full and partial prepayments of principal and principal received by Freddie Mac by virtue of condemnation, insurance, liquidation or foreclosure, and repurchases of the mortgage loans by Freddie Mac or their seller. Freddie Mac is required to remit each registered Freddie Mac certificateholder's pro rata share of principal payments on the underlying mortgage loans, interest at the Freddie
Mac pass-through rate and any other sums such as prepayment fees, within 60 days of the date on which the payments are deemed to have been received by
Freddie Mac.

    Under Freddie Mac's Cash Program, there is no limitation on the amount by which interest rates on the mortgage loans underlying a Freddie Mac certificate may exceed the pass-through rate on the Freddie Mac certificate. Under that program, Freddie Mac purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which when applied to the interest rate of the mortgage loans and participations purchased results in the yield required by Freddie
Mac. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance. The range of interest rates on the mortgage loans and participations in a Freddie Mac certificate group under the Cash Program will vary since mortgage loans and participations are purchased and assigned to a Freddie Mac certificate group based upon their yield to Freddie Mac rather than on the interest rate on the underlying mortgage loans. Under Freddie Mac's Guarantor Program, the pass-
through rate on a Freddie Mac certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of Freddie Mac's management and guaranty income as agreed upon between the seller and Freddie Mac.

    Freddie Mac certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a
Freddie Mac certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of the Freddie Mac certificate. Thereafter, the remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of
New York maintains book-entry accounts for Freddie Mac certificates sold by
Freddie Mac on or after January 2, 1985, and makes payments of principal and interest each month to their registered holders in accordance with the holders'
instructions.

    Federal National Mortgage Association. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal
National Mortgage Association Charter Act, as amended. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately-managed corporation by legislation enacted in
1968.

    Fannie Mae provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie
Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas.

                                       20

    Fannie Mae Certificates. These are guaranteed mortgage pass-through certificates issued and guaranteed as to timely payment of principal and interest by Fannie Mae representing fractional undivided interests in a pool of mortgage loans formed by Fannie Mae. Each mortgage loan must meet the applicable standards of the Fannie Mae purchase program. Mortgage loans comprising a pool are either provided by Fannie Mae from its own portfolio or purchased pursuant to the criteria of the Fannie Mae purchase program.

    Mortgage loans underlying Fannie Mae certificates held by a trust fund will consist of conventional mortgage loans, FHA loans or VA loans. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a Fannie Mae certificate are expected to be between either 8 to 15 years or 20 to 40 years. The original maturities of substantially all of the fixed rate, level payment FHA loans or VA loans are expected to be 30 years. Mortgage loans underlying a Fannie Mae certificate may have annual interest rates that vary by as much as two percentage points from each other.
The rate of interest payable on a Fannie Mae certificate is equal to the lowest interest rate of any mortgage loan in the related pool, less a specified minimum annual percentage representing servicing compensation and Fannie Mae's guaranty fee. Under a regular servicing option, the annual interest rates on the mortgage loans underlying a Fannie Mae certificate will be between 50 basis points and 250 basis points greater than is its annual pass through rate. Under this option the mortgagee or each other servicer assumes the entire risk of foreclosure losses. Under a special servicing option, the annual interest rates on the mortgage loans underlying a Fannie Mae certificate will generally be between 55 basis points and 255 basis points greater than the annual Fannie Mae certificate pass-through rate. Under this option Fannie Mae assumes the entire risk for foreclosure losses. If specified in the related prospectus supplement,
Fannie Mae certificates may be backed by adjustable rate mortgages.

    Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that it will distribute amounts representing the holder's proportionate share of scheduled principal and interest payments at the applicable pass through rate provided for by the Fannie Mae certificate on the underlying mortgage loans, whether or not received, and the holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not the principal amount is actually recovered. The obligations of Fannie Mae under its guaranties are obligations solely of Fannie
Mae and are not backed by, or entitled to, the full faith and credit of the
United States. Although the Secretary of the Treasury of the United States has
discretionary authority to lend Fannie Mae up to $2.25 billion outstanding at any time, neither the United States nor any of its agencies is obligated to finance Fannie Mae's operations or to assist Fannie Mae in any other manner. If
Fannie Mae were unable to satisfy its obligations, distributions to holders of
Fannie Mae certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Fannie Mae certificates would be affected by delinquent payments and defaults on the mortgage loans.

    Except for Fannie Mae certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects,
Fannie Mae certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 are available in book-entry form only. Distributions of principal and interest on each Fannie Mae certificate will be made by Fannie
Mae on the 25th day of each month to the persons in whose name the Fannie Mae certificate is entered in the books of the Federal Reserve Banks or registered on the Fannie Mae certificate register as of the close of business on the last day of the preceding month. Distributions on Fannie Mae certificates issued in book-entry form will be made by wire. Distributions on fully registered Fannie
Mae certificates will be made by check.

    The Fannie Mae certificates included in a trust fund, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any different characteristics and terms will be described in the related prospectus supplement.

    Stripped Mortgage-Backed Securities. Agency Securities may consist of one or more stripped mortgage-backed securities, each as described in this prospectus and in the related prospectus supplement. Each Agency Security will represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all the distributions) on certain Freddie Mac,
Fannie Mae or Ginnie Mae certificates. The underlying securities will be held under a trust agreement by Freddie Mac, Fannie Mae or Ginnie Mae, each as trustee, or by another trustee named in the related prospectus supplement. The applicable prospectus supplement may specify that Freddie Mac, Fannie Mae or
Ginnie Mae will not guarantee each stripped Agency Security to the same extent it guarantees the underlying securities backing the stripped Agency Security, but if it

                                       21

does not, then Freddie Mac, Fannie Mae or Ginnie Mae will guarantee each stripped Agency Security to the same extent it guarantees the underlying securities backing the stripped Agency Security.

    Other Agency Securities. If specified in the related prospectus supplement, a trust fund may include other mortgage pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. The characteristics of those mortgage pass-through certificates will be described in the prospectus supplement. If so specified, a combination of different types of Agency
Securities may be held in a trust fund.

PRIVATE MORTGAGE-BACKED SECURITIES

    Private Mortgage-Backed Securities may consist of mortgage pass-through certificates or participation certificates evidencing an undivided interest in a pool of mortgage loans or collateralized mortgage obligations secured by mortgage loans. Private Mortgage-Backed Securities may include stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all the distributions) on certain mortgage loans. Private Mortgage-Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement. The applicable prospectus supplement may provide that the seller/servicer of the underlying mortgage loans will not have entered into a pooling and servicing agreement with a private trustee, but if it does not, the seller/servicer of the underlying mortgage loans will have entered into the pooling and servicing agreement with a private trustee. The private trustee or its agent, or a custodian, will possess the mortgage loans underlying the Private Mortgage-Backed Security. Mortgage loans underlying a
Private Mortgage-Backed Security will be serviced by a private servicer directly or by one or more subservicers who may be subject to the supervision of the private servicer.

    The issuer of the Private Mortgage-Backed Securities will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to the trusts and selling beneficial interests in the trusts. If so specified in the related prospectus supplement, the issuer of Private Mortgage-Backed
Securities may be an affiliate of the depositor. The obligations of the issuer of Private Mortgage-Backed Securities will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust fund. The issuer of Private Mortgage-Backed Securities will not have guaranteed any of the assets conveyed to the related trust fund or any of the Private Mortgage-Backed Securities issued under the pooling and servicing agreement. Additionally, although the mortgage loans underlying the Private
Mortgage-Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Private Mortgage-Backed Securities themselves will not be so guaranteed.

    Distributions of principal and interest will be made on the Private
Mortgage-Backed Securities on the dates specified in the related prospectus supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions.
Principal and interest distributions will be made on the Private Mortgage-
Backed Securities by the private trustee or the private servicer. The issuer of
Private Mortgage-Backed Securities or the private servicer may have the right to repurchase assets underlying the Private Mortgage-Backed Securities after a certain date or under other circumstances specified in the related prospectus supplement.

    The mortgage loans underlying the Private Mortgage-Backed Securities may consist of fixed rate, level payment, fully amortizing loans or graduated payment mortgage loans, buydown loans, adjustable rate mortgage loans or loans having balloon or other special payment features. The mortgage loans may be secured by single family property or multifamily property or by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a cooperative and the related shares issued by the cooperative.

    The prospectus supplement for a series for which the trust fund includes
Private Mortgage-Backed Securities will specify

       o     the aggregate approximate principal amount and type of the Private
             Mortgage-Backed Securities to be included in the trust fund;

                                       22

       o     certain characteristics of the mortgage loans that comprise the underlying assets for the Private Mortgage-Backed Securities including

             o   the payment features of the mortgage loans,

             o   the approximate aggregate principal balance, if known, of
                 underlying mortgage loans insured or guaranteed by a
                 governmental entity,

             o   the servicing fee or range of servicing fees with respect to the mortgage loans and

             o   the minimum and maximum stated maturities of the underlying mortgage loans at origination;

       o     the maximum original term-to-stated maturity of the Private
             Mortgage-Backed Securities;

       o     the weighted average term-to stated maturity of the Private
             Mortgage-Backed Securities;

       o     the pass-through or certificate rate of the Private Mortgage-Backed
             Securities;

       o     the weighted average pass-through or certificate rate of the
             Private Mortgage-Backed Securities;

       o     the issuer of Private Mortgage-Backed Securities, the private servicer (if other than the issuer of Private Mortgage-Backed
             Securities) and the private trustee for the Private Mortgage-Backed
             Securities;

       o     certain characteristics of credit support, if any, the as reserve funds, insurance policies, surety bonds, letters of credit or guaranties relating to the mortgage loans underlying the Private
             Mortgage-Backed Securities or to the Private Mortgage-Backed
             Securities themselves;

       o     the terms on which the underlying mortgage loans for the Private
             Mortgage-Backed Securities may, or are required to, be purchased before their stated maturity or the stated maturity of the Private
             Mortgage-Backed Securities; and

       o     the terms on which mortgage loans may be substituted for those originally underlying the Private Mortgage-Backed Securities.

    Private Mortgage-Backed Securities included in the trust fund for a series of certificates that were issued by an issuer of Private Mortgage-Backed
Securities that is not affiliated with the depositor must be acquired in bona fide secondary market transactions or either have been previously registered under the Securities Act of 1933 or have been held for at least the holding period required to be eligible for sale under Rule 144(k) under the Securities
Act of 1933.

SUBSTITUTION OF MORTGAGE ASSETS

    Substitution of Mortgage Assets will be permitted upon breaches of representations and warranties with respect to any original Mortgage Asset or if the documentation with respect to any Mortgage Asset is determined by the trustee to be incomplete. The period during which the substitution will be permitted generally will be indicated in the related prospectus supplement. The related prospectus supplement will describe any other conditions upon which
Mortgage Assets may be substituted for Mortgage Assets initially included in the trust fund.

AVAILABLE INFORMATION

    The depositor has filed with the SEC a Registration Statement under the
Securities Act of 1933, as amended, covering the certificates. This prospectus, which forms a part of the Registration Statement, and the prospectus supplement relating to each series of certificates contain summaries of the material terms of the documents referred to in this prospectus and in the prospectus supplement, but do not contain all of the information in the Registration
Statement pursuant to the rules and regulations of the SEC. For further information, reference is made to the Registration Statement and its exhibits.
The Registration Statement and exhibits can be inspected and

                                       23

copied at prescribed rates at the public reference facilities maintained by the
SEC at its Public Reference Room at 450 Fifth Street, N.W., Washington, D.C.
20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet Web site that contains reports, proxy and information statements, and other information regarding the registrants that file electronically with the SEC, including the depositor. The address of that Internet Web site is http://www.sec.gov.

    This prospectus and any applicable prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the certificates offered by this prospectus and the prospectus supplement nor an offer of the certificates to any person in any state or other jurisdiction in which the offer would be unlawful.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    All documents filed for the trust fund referred to in the accompanying prospectus supplement after the date of this prospectus and before the end of the related offering with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d)
of the Securities Exchange Act of 1934, as amended, are incorporated by reference in this prospectus and are a part of this prospectus from the date of their filing. Any statement contained in a document incorporated by reference in this prospectus is modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus (or in the accompanying prospectus supplement) or in any other subsequently filed document that also is incorporated by reference differs from that statement.
Any statement so modified or superseded shall not, except as so modified or superseded, constitute a part of this prospectus.

    The trustee on behalf of any trust fund will provide without charge to each person to whom this prospectus is delivered, on the person's written or oral request, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this prospectus (not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates). Requests should be directed to the corporate trust office of the trustee specified in the accompanying prospectus supplement.

                                USE OF PROCEEDS

    The net proceeds to be received from the sale of the certificates will be applied by the depositor to the purchase of Mortgage Assets or will be used by the depositor for general corporate purposes. The depositor expects to sell certificates in series from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                                 THE DEPOSITOR

    IndyMac MBS, Inc., a Delaware corporation, was organized on July 9, 1999 for the limited purpose of acquiring, owning and transferring Mortgage Assets and selling interests in them or bonds secured by them. The depositor is a subsidiary of IndyMac Bank, F.S.B., a Delaware corporation. The depositor maintains its principal office at 155 North Lake Avenue, Pasadena, California
91101. Its telephone number is (800) 669-2300.

    Neither the depositor nor any of the depositor's affiliates will ensure or guarantee distributions on the certificates of any series.

                             MORTGAGE LOAN PROGRAM

    The mortgage loans will have been purchased by the depositor, either directly or through affiliates, from sellers. The discussion below under
"Underwriting Process" contains a general description of underwriting standards that are applicable to most sellers. A description of the underwriting guidelines that are applied by the seller or sellers in a particular transaction will be set forth in the related prospectus supplement.

UNDERWRITING PROCESS

    Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the mortgaged property as collateral. Most lenders offer a

                                       24

number of different underwriting programs. Some programs place more emphasis on a borrower's credit standing and repayment ability while others emphasize the value and adequacy of the mortgaged property as collateral. The most comprehensive of the programs emphasize both.

    In general, where a loan is subject to full underwriting review, a prospective borrower applying for a mortgage loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy.
In most cases, an employment verification is obtained from an independent source, typically the borrower's employer. The verification reports the length of employment with that organization, the borrower's current salary and whether it is expected that the borrower will continue employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

    In determining the adequacy of the mortgaged property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good repair and that construction, if new, has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home.

    Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available to meet monthly housing expenses and other financial obligations and monthly living expenses and to meet the borrower's monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the mortgaged property such as property taxes and hazard insurance). The underwriting standards applied by sellers, particularly with respect to the level of loan documentation and the mortgagor's income and credit history, may be varied in appropriate cases where factors as low Loan-
to-Value Ratios or other favorable credit factors exist.

    In the event a lender underwrites mortgage loans under programs less restrictive than the one described above, a description of those programs will be set forth in the related prospectus supplement.

    Certain of the types of mortgage loans that may be included in a trust fund may be recently developed and may involve additional uncertainties not present in traditional types of loans. For example, certain of the mortgage loans may provide for escalating or variable payments by the mortgagor. These types of mortgage loans are underwritten on the basis of a judgment that the mortgagors have the ability to make the monthly payments required initially. In some instances, however, a mortgagor's income may not be sufficient to permit continued loan payments as the payments increase. These types of mortgage loans may also be underwritten primarily on the basis of Loan-to-Value Ratios or other favorable credit factors.

QUALIFICATIONS OF SELLERS

    Each seller must be an institution experienced in originating mortgage loans of the type contained in the related mortgage pool and must maintain satisfactory facilities to originate those mortgage loans.

REPRESENTATIONS BY SELLERS; REPURCHASES

    Each seller will have made representations and warranties in respect of the mortgage loans sold by it and evidenced by a series of certificates. The applicable prospectus supplement may specify the different representations and warranties, but if it does not, the representations and warranties will generally include, among other things:

       o     that title insurance (or in the case of mortgaged properties located in areas where title insurance policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy and primary mortgage insurance policy were effective at the origination of each mortgage loan other than cooperative loans, and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the mortgage loan from the seller by or on behalf of the depositor;

                                       25

       o     that the seller had good title to each mortgage loan and the mortgage loan was subject to no valid offsets, defenses,
             counterclaims or rights of rescission except to the extent that any buydown agreement described in this prospectus may forgive certain indebtedness of a mortgagor;

       o     that each mortgage loan constituted a valid first lien on, or a first perfected security interest with respect to, the mortgaged property (subject only to permissible title insurance exceptions, if applicable, and certain other exceptions described in the pooling and servicing agreement);

       o     that there were no delinquent tax or assessment liens against the mortgaged property; and

       o     that each mortgage loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws and regulations in all material respects.

    As to any mortgage loan insured by the FHA or partially guaranteed by the
VA, the seller will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

    As indicated in the related pooling and servicing agreement, the representations and warranties of a seller in respect of a mortgage loan will be made as of the date of initial issuance of the series of certificates, the related cut-off date, the date on which the seller sold the mortgage loan to the depositor or one of its affiliates, or the date of origination of the related mortgage loan, as the case may be. If representations and warranties are made as of a date other than the closing date or cut-off date, a substantial period of time may have elapsed between the other date and the date of initial issuance of the series of certificates evidencing an interest in the mortgage loan. Since the representations and warranties of a seller do not address events that may occur following the sale of a mortgage loan by the seller or following the origination of the mortgage loan, as the case may be, its repurchase obligation will not arise if the relevant event that would otherwise have given rise to a repurchase obligation with respect to a mortgage loan occurs after the date of sale of the mortgage loan by the seller to the depositor or its affiliates or after the origination of the mortgage loan, as the case may be. In addition, certain representations, including the condition of the related mortgaged property, will be limited to the extent the seller has knowledge and the seller will be under no obligation to investigate the substance of the representation. However, the depositor will not include any mortgage loan in the trust fund for any series of certificates if anything has come to the depositor's attention that would cause it to believe that the representations and warranties of a seller will not be accurate and complete in all material respects in respect of the mortgage loan as of the date of initial issuance of the related series of certificates. If the master servicer is also a seller of mortgage loans with respect to a particular series, the representations will be in addition to the representations and warranties made by the master servicer in its capacity as the master servicer.

    The trustee, if the master servicer is the seller, or the master servicer will promptly notify the relevant seller of any breach of any representation or warranty made by it in respect of a mortgage loan that materially and adversely affects the interests of the certificateholders in the mortgage loan. The applicable prospectus supplement may specify that the seller has a different repurchase obligation, but if it does not, then if the seller cannot cure the breach within 90 days after notice from the master servicer or the trustee, as the case may be, then the seller will be obligated to repurchase the mortgage loan from the trust fund at a price equal to 100% of the outstanding principal balance of the mortgage as of the date of the repurchase plus accrued interest on it to the first day of the month in which the purchase price is to be distributed at the mortgage rate, less any unreimbursed advances or amount payable as related servicing compensation if the seller is the master servicer with respect to the mortgage loan. If an election is to be made to treat a trust fund or designated portions of it as a "real estate mortgage investment conduit" as defined in the Internal Revenue Code of 1986, as amended (the
"Code"), the master servicer or a holder of the related residual certificate will be obligated to pay any prohibited transaction tax that may arise in connection with the repurchase. The applicable prospectus supplement may contain different reimbursement options, but if it does not, the master servicer will be entitled to reimbursement for that payment from the assets of the related trust fund or from any holder of the related residual certificate.
See "Description of the Certificates- General" and in the related prospectus supplement. Except in those cases in which the master servicer is the seller, the master servicer will be required under the applicable pooling and servicing agreement to enforce this obligation for the benefit of the trustee and the certificateholders, following the practices it would employ in its good faith business judgment were it the owner of the mortgage loan. This repurchase obligation will constitute the sole remedy available to certificateholders or the trustee for a breach of representation by a seller.

                                       26

    Neither the depositor nor the master servicer will be obligated to purchase a mortgage loan if a seller defaults on its obligation to do so, and no assurance can be given that sellers will carry out their respective repurchase obligations with respect to mortgage loans. However, to the extent that a breach of a representation and warranty of a seller may also constitute a breach of a representation made by the master servicer, the master servicer may have a repurchase obligation as described under "The Pooling and Servicing
Agreement-Assignment of Mortgage Assets."

                         DESCRIPTION OF THE CERTIFICATES

    The prospectus supplement relating to the certificates of each series to be offered under this prospectus will, among other things, set forth for the certificates, as appropriate:

       o     a description of the class or classes of certificates and the rate at which interest will be passed through to holders of each class of certificates entitled to interest or the method of determining the amount of interest, if any, to be passed through to each class;

       o     the initial aggregate certificate balance of each class of certificates included in the series, the dates on which
             distributions on the certificates will be made and, if applicable, the initial and final scheduled distribution dates for each class;

       o     information as to the assets comprising the trust fund, including the general characteristics of the Mortgage Assets included in the trust fund and, if applicable, the insurance, surety bonds, guaranties, letters of credit or other instruments or agreements included in the trust fund, and the amount and source of any reserve fund;

       o     the circumstances, if any, under which the trust fund may be subject to early termination;

       o     the method used to calculate the amount of principal to be distributed with respect to each class of certificates;

       o     the order of application of distributions to each of the classes within the series, whether sequential, pro rata, or otherwise;

       o     the distribution dates with respect to the series;

       o     additional information with respect to the plan of distribution of the certificates;

       o     whether one or more REMIC elections will be made and designation of the regular interests and residual interests;

       o     the aggregate original percentage ownership interest in the trust fund to be evidenced by each class of certificates;

       o     information as to the nature and extent of subordination with respect to any class of certificates that is subordinate in right of payment to any other class; and

       o     information as to the seller, the master servicer and the trustee.

    Each series of certificates will be issued pursuant to a pooling and servicing agreement, dated as of the related cut-off date, among the depositor, the master servicer and the trustee for the benefit of the holders of the certificates of the series. The provisions of each pooling and servicing agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a pooling and servicing agreement is an exhibit to the Registration Statement of which this prospectus is a part.

    The prospectus supplement for a series of certificates will describe any provision of the pooling and servicing agreement relating to the series that materially differs from its description contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to,

                                       27

all of the provisions of the pooling and servicing agreement for each series of certificates and the applicable prospectus supplement. The depositor will provide a copy of the pooling and servicing agreement (without exhibits)
relating to any series without charge upon written request of a holder of record of a certificate of the series addressed to IndyMac MBS, Inc., 155 North
Lake Avenue, Pasadena, California 91101, Attention: Secretary. The following summaries describe material provisions that may appear in each pooling and servicing agreement.

GENERAL

    The certificates of each series will be issued in either fully registered or book-entry form in the authorized denominations specified in the related prospectus supplement, will evidence specified beneficial ownership interests in the related trust fund created pursuant to the related pooling and servicing agreement and will not be entitled to payments in respect of the assets included in any other trust fund established by the depositor. The applicable prospectus supplement may provide for guarantees by a governmental entity or other person, but if it does not, the Mortgage Assets will not be insured or guaranteed by any governmental entity or other person. Each trust fund will consist of, to the extent provided in the related pooling and servicing agreement,

       o     the Mortgage Assets that from time to time are subject to the related pooling and servicing agreement (exclusive of any amounts specified in the related prospectus supplement as a retained interest);

       o     the assets required to be deposited in the related Certificate
             Account from time to time;

       o     property that secured a mortgage loan and that is acquired on behalf of the certificateholders by foreclosure or deed in lieu of foreclosure; and

       o     any primary mortgage insurance policies, FHA insurance and VA guaranties, and any other insurance policies or other forms of credit enhancement required to be maintained pursuant to the related pooling and servicing agreement.

    If so specified in the related prospectus supplement, a trust fund may also include one or more of the following: reinvestment income on payments received on the Mortgage Assets, a reserve fund, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties or similar instruments or other agreements.

    Each series of certificates will be issued in one or more classes. Each class of certificates of a series will evidence beneficial ownership of a specified percentage or portion of future interest payments and a specified percentage or portion of future principal payments on the Mortgage Assets in the related trust fund. These specified percentages may be 0%. A series of certificates may include one or more classes that are senior in right to payment to one or more other classes of certificates of the series. Certain series or classes of certificates may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described in this prospectus and in the related prospectus supplement. One or more classes of certificates of a series may be entitled to receive distributions of principal, interest or any combination of principal and interest. Distributions on one or more classes of a series of certificates may be made before one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the Mortgage Assets in the related trust fund, or on a different basis, in each case as specified in the related prospectus supplement. The timing and amounts of the distributions may vary among classes or over time as specified in the related prospectus supplement.

    Distributions of either or both of principal and interest on the related certificates will be made by the trustee on each distribution date (i.e., monthly, quarterly, semi-annually or at other intervals and on the dates specified in the prospectus supplement) in proportion to the percentages specified in the related prospectus supplement. Distributions will be made to the persons in whose names the certificates are registered at the close of business on the dates specified in the related prospectus supplement.
Distributions will be made by check or money order mailed to the persons entitled to them at the address appearing in the certificates register maintained for holders of certificates or, if specified in the related prospectus supplement, in the case of certificates that are of a certain minimum denomination, upon written request by the certificateholder, by wire transfer or by another means described in the prospectus supplement; provided, however, that the final distribution in retirement of the certificates

                                       28

will be made only upon presentation and surrender of the certificates at the office or agency of the trustee or other person specified in the notice to certificateholders of the final distribution.

    The certificates will be freely transferable and exchangeable at the corporate trust office of the trustee as set forth in the related prospectus supplement. No service charge will be made for any registration of exchange or transfer of certificates of any series, but the trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

    Under current law the purchase and holding by or on behalf of any employee benefit plan or other retirement arrangement subject to provisions of the
Employee Retirement Income Security Act of 1974, as amended, or the Code of certain classes of certificates may result in "prohibited transactions" within the meaning of ERISA and the Code. See "ERISA Considerations." Retirement
arrangements subject to these provisions include individual retirement accounts and annuities, Keogh plans and collective investment funds in which the plans, accounts or arrangements are invested. The applicable prospectus supplement may specify other conditions under which transfers of this type would be permitted, but if it does not, transfer of the certificates will not be registered unless the transferee represents that it is not, and is not purchasing on behalf of, a plan, account or other retirement arrangement or provides an opinion of counsel satisfactory to the trustee and the depositor that the purchase of the certificates by or on behalf of a plan, account or other retirement arrangement is permissible under applicable law and will not subject the trustee, the master servicer or the depositor to any obligation or liability in addition to those undertaken in the pooling and servicing agreement.

    As to each series, an election may be made to treat the related trust fund or designated portions of it as a real estate mortgage investment conduit or
REMIC as defined in the Code. The related prospectus supplement will specify whether a REMIC election is to be made. Alternatively, the pooling and servicing agreement for a series may provide that a REMIC election may be made at the discretion of the depositor or the master servicer and may be made only if certain conditions are satisfied. The terms applicable to the making of a
REMIC election, as well as any material federal income tax consequences to certificateholders not described in this prospectus, will be set forth in the related prospectus supplement. If a REMIC election is made with respect to a series, one of the classes will be designated as evidencing the sole class of residual interests in the related REMIC, as defined in the Code. All other classes of certificates in the series will constitute regular interests in the related REMIC, as defined in the Code. As to each series with respect to which a REMIC election is to be made, the master servicer or a holder of the related residual certificate will be obligated to take all actions required to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The applicable prospectus supplement may restrict the master servicer's reimbursement rights, but if it does not, the master servicer will be entitled to reimbursement for that payment from the assets of the trust fund or from any holder of the related residual certificate.

DISTRIBUTIONS ON CERTIFICATES

    General. In general, the method of determining the amount of distributions on a particular series of certificates will depend on the type of credit support, if any, that is used with respect to the series. See "Credit
Enhancement" and in the related prospectus supplement. Various methods that may be used to determine the amount of distributions on the certificates of a particular series. The prospectus supplement for each series of certificates will describe the method to be used in determining the amount of distributions on the certificates of its series.

    Distributions allocable to principal of and interest on the certificates will be made by the trustee out of, and only to the extent of, funds in the related Certificate Account, including any funds transferred from any reserve fund. As between certificates of different classes and as between distributions of principal (and, if applicable, between distributions of principal prepayments and scheduled payments of principal) and interest, distributions made on any distribution date will be applied as specified in the related prospectus supplement. The applicable prospectus supplement may provide for payment distinctions within classes, but if it does not, distributions to any class of certificates will be made pro rata to all certificateholders of that class.

    Available Funds. All distributions on the certificates of each series on each distribution date will be made from the Available Funds, in accordance with the terms described in the related prospectus supplement and specified in the pooling and servicing agreement. The applicable prospectus supplement may define Available Funds with reference to different accounts or different amounts, but if it does not, "Available Funds" for each distribution date will generally equal the amount on deposit in the related Certificate Account on the distribution date (net of related

                                       29

fees and expenses payable by the related trust fund) other than amounts to be held in the Certificate Account for distribution on future distribution dates.

    Distributions of Interest. Interest will accrue on the aggregate original balance of the certificates (or, in the case of certificates entitled only to distributions allocable to interest, the aggregate notional amount) of each class of certificates (the initial "CLASS CERTIFICATE BALANCE") entitled to interest at the pass-through rate (which may be a fixed rate or a rate adjustable as specified in the prospectus supplement) from the date and for the periods specified in the prospectus supplement. To the extent funds are available therefor, interest accrued during each specified period on each class of certificates entitled to interest (other than a class of certificates that provides for interest that accrues, but is not currently payable) will be distributable on the distribution dates specified in the related prospectus supplement until the Class Certificate Balance of the class has been distributed in full or, in the case of certificates entitled only to distributions allocable to interest, until the aggregate notional amount of the certificates is reduced to zero or for the period of time designated in the related prospectus supplement. The original certificate balance of each certificate will equal the aggregate distributions allocable to principal to which the certificate is entitled. The applicable prospectus supplement may specify some other basis for these distributions, but if it does not, distributions allocable to interest on each certificate that is not entitled to distributions allocable to principal will be calculated based on the notional amount of the certificate. The notional amount of a certificate will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

    With respect to any class of accrual certificates, any interest that has accrued but is not paid on a given distribution date will be added to the Class
Certificate Balance of the class of certificates on that distribution date. The applicable prospectus supplement may specify some other basis for these distributions, but if it does not, distributions of interest on each class of accrual certificates will commence only after the occurrence of the events specified in the prospectus supplement and, before that time, the beneficial ownership interest of the class of accrual certificates in the trust fund, as reflected in the Class Certificate Balance of the class of accrual certificates, will increase on each distribution date by the amount of interest that accrued on the class of accrual certificates during the preceding interest accrual period but that was not required to be distributed to the class on the distribution date. The class of accrual certificates will thereafter accrue interest on its outstanding Class Certificate Balance as so adjusted.

    Distributions of Principal. The related prospectus supplement will specify the method by which the amount of principal to be distributed on the certificates on each distribution date will be calculated and the manner in which that amount will be allocated among the classes of certificates entitled to distributions of principal. The Class Certificate Balance of any class of certificates entitled to distributions of principal will be the original Class
Certificate Balance of the class of certificates specified in the prospectus supplement, reduced by all distributions reported to the holders of the certificates as allocable to principal and in the case of accrual certificates, unless otherwise specified in the related prospectus supplement, increased by all interest accrued but not then distributable on the accrual certificates and in the case of adjustable rate certificates, unless otherwise specified in the related prospectus supplement, subject to the effect of negative amortization.
The related prospectus supplement will specify the method by which the amount of principal to be distributed on the certificates on each distribution date will be calculated and the manner in which that amount will be allocated among the classes of certificates entitled to distributions of principal.

    A series of certificates may include one or more classes of senior certificates and one or more classes of subordinate certificates. If so provided in the related prospectus supplement, one or more classes of senior certificates will be entitled to receive all or a disproportionate percentage of the payments of principal that are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of the payments in the percentages and under the circumstances or for the periods specified in the prospectus supplement. Any disproportionate allocation of these principal prepayments to senior certificates will have the effect of accelerating the amortization of the senior certificates while increasing the interests evidenced by the subordinated certificates in the trust fund. Increasing the interests of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates. See "Credit Enhancement-Subordination" and "Credit
Enhancement-Subordination of the Subordinated Certificates" in the related prospectus supplement.

                                       30

    Unscheduled Distributions. If specified in the related prospectus supplement, the certificates will be subject to receipt of distributions before the next scheduled distribution date. If applicable, the trustee will be required to make unscheduled distributions on the day and in the amount specified in the related prospectus supplement if, due to substantial payments of principal (including principal prepayments) on the Mortgage Assets, the trustee or the master servicer determines that the funds available or anticipated to be available from the Certificate Account and, if applicable, any reserve fund, may be insufficient to make required distributions on the certificates on the distribution date. The applicable prospectus supplement may specify some other basis for these distributions, but if it does not, the amount of the unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the certificates on the next distribution date. The applicable prospectus supplement may provide that unscheduled distributions will not include interest or that interest will be computed on a different basis, but if it does not, all unscheduled distributions will include interest at the applicable pass-through rate on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in the prospectus supplement.

ADVANCES

    To the extent provided in the related prospectus supplement, the master servicer will be required to advance on or before each distribution date (from its own funds, funds advanced by sub-servicers or funds held in the Certificate
Account for future distributions to certificateholders), an amount equal to the aggregate of payments of principal and interest that were delinquent on the related Determination Date, subject to the master servicer's determination that the advances will be recoverable out of late payments by obligors on the
Mortgage Assets, liquidation proceeds, insurance proceeds not used to restore the property or otherwise. In the case of cooperative loans, the master servicer also will be required to advance any unpaid maintenance fees and other charges under the related proprietary leases as specified in the related prospectus supplement.

    In making advances, the master servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to certificateholders, rather than to guarantee or insure against losses.

    If advances are made by the master servicer from cash being held for future distribution to certificateholders, the master servicer will replace the funds on or before any future distribution date to the extent that funds in the applicable Certificate Account on the distribution date would be less than the amount required to be available for distributions to certificateholders on the distribution date. Any advances will be reimbursable to the master servicer out of recoveries on the specific Mortgage Assets with respect to which the advances were made (e.g., late payments made by the related obligors, any related insurance proceeds, liquidation proceeds or proceeds of any mortgage loan repurchased by the depositor, a sub-servicer or a seller pursuant to the related pooling and servicing agreement). In addition, advances by the master servicer or sub-servicer also will be reimbursable to the master servicer or a sub-servicer from cash otherwise distributable to certificateholders to the extent that the master servicer determines that the advances previously made are not ultimately recoverable as described in the preceding sentence. The master servicer also will be obligated to make advances, to the extent recoverable out of insurance proceeds not used to restore the property, liquidation proceeds or otherwise, for certain taxes and insurance premiums not paid by mortgagors on a timely basis. Funds so advanced are reimbursable to the master servicer to the extent permitted by the pooling and servicing agreement.
If specified in the related prospectus supplement, the obligations of the master servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in the prospectus supplement.

REPORTS TO CERTIFICATEHOLDERS

    The applicable prospectus supplement may specify different items to be reported, but if it does not, before or concurrently with each distribution on a distribution date the master servicer or the trustee will furnish to each certificateholder of record of the related series a statement setting forth, to the extent applicable to the series of certificates, among other things:

       o     the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and, if so specified in the related prospectus supplement, prepayment charges;

                                       31

       o     the amount of the distribution allocable to interest;

       o     the amount of any advance;

       o     the aggregate amount otherwise allocable to the subordinated certificateholders on the distribution date and the aggregate amount withdrawn from the reserve fund, if any, that is included in the amounts distributed to the certificateholders;

       o     the Class Certificate Balance or notional amount of each class of the related series after giving effect to the distribution of principal on the distribution date;

       o     the percentage of principal payments on the Mortgage Assets
             (excluding prepayments), if any, which each class will be entitled to receive on the following distribution date;

       o     the percentage of principal prepayments with respect to the
             Mortgage Assets, if any, which each class will be entitled to receive on the following distribution date;

       o     the related amount of the servicing compensation retained or withdrawn from the Certificate Account by the master servicer, and the amount of additional servicing compensation received by the master servicer attributable to penalties, fees, excess liquidation proceeds and other similar charges and items;

       o     the number and aggregate principal balances of mortgage loans (A)
             delinquent (exclusive of mortgage loans in foreclosure) 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 or more days and (B) in foreclosure and delinquent 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 or more days, as of the close of business on the last day of the calendar month preceding the distribution date;

       o     the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

       o     the pass-through rate, if adjusted from the date of the last statement, of a class expected to be applicable to the next distribution to the class;

       o     if applicable, the amount remaining in the reserve fund at the close of business on the distribution date;

       o     the pass-through rate as of the day before the preceding
             distribution date; and

       o     any amounts remaining under letters of credit, pool policies or other forms of credit enhancement.

    Where applicable, any amount set forth above may be expressed as a dollar amount per single certificate of the relevant class having the percentage interest specified in the related prospectus supplement. The report to certificateholders for any series of certificates may include additional or other information of a similar nature to that specified above.

    In addition, within a reasonable period of time after the end of each calendar year, the master servicer or the trustee will mail to each certificateholder of record at any time during the calendar year a report as to the aggregate of amounts reported pursuant to the first two items for the calendar year or, if the person was a certificateholder of record during a portion of the calendar year, for the applicable portion of the year and other customary information deemed appropriate for certificateholders to prepare their tax returns.

CATEGORIES OF CLASSES OF CERTIFICATES

    In general, classes of pass-through certificates fall into different categories. The following chart identifies and generally defines the more typical categories. The prospectus supplement for a series of certificates may identify the classes which comprise the series by reference to the following categories.

                                       32

CATEGORIES OF CLASSES              DEFINITION
                                 PRINCIPAL TYPES

Accretion Directed ....... A class that receives principal payments from the accreted interest from specified accrual classes. An
                           accretion directed class also may receive principal
                           payments from principal paid on the underlying
                           Mortgage Assets or other assets of the trust fund
                           for the related series.

Component Certificates ... A class consisting of "components." The components of a class of component certificates may have
                           different principal and interest payment
                           characteristics but together constitute a single
                           class. Each component of a class of component
                           certificates may be identified as falling into one
                           or more of the categories in this chart.

Notional Amount            A class having no principal balance and bearing
Certificates ............. interest on the related notional amount. The notional amount is used for purposes of the
                           determination of interest distributions.

Planned Principal Class    A class that is designed to receive principal
or PACs .................. payments using a predetermined principal balance schedule derived by assuming two constant prepayment
                           rates for the underlying Mortgage Assets. These two
                           rates are the endpoints for the "structuring range"
                           for the planned principal class. The planned
                           principal classes in any series of certificates may
                           be subdivided into different categories (e.g.,
                           primary planned principal classes, secondary planned
                           principal classes and so forth) having different
                           effective structuring ranges and different principal
                           payment priorities. The structuring range for the
                           secondary planned principal class of a series of
                           certificates will be narrower than that for the
                           primary planned principal class of the series.

Scheduled Principal Class  A class that is designed to receive principal payments using a predetermined principal balance
                           schedule but is not designated as a planned
                           principal class or targeted principal class. In many
                           cases, the schedule is derived by assuming two
                           constant prepayment rates for the underlying
                           Mortgage Assets. These two rates are the endpoints
                           for the "structuring range" for the scheduled
                           principal class.

Sequential Pay ........... Classes that receive principal payments in a prescribed sequence, that do not have predetermined
                           principal balance schedules and that under all
                           circumstances receive payments of principal
                           continuously from the first distribution date on
                           which they receive principal until they are retired.
                           A single class that receives principal payments
                           before or after all other classes in the same series
                           of certificates may be identified as a sequential
                           pay class.

Strip .................... A class that receives a constant proportion, or
                           "strip," of the principal payments on the underlying
                           Mortgage Assets or other assets of the trust fund.

Support Class (also        A class that receives principal payments on any
  sometimes referred to    distribution date only if scheduled payments have
  as "companion            been made on specified planned principal classes,
  classes"). ............. targeted principal classes or scheduled principal classes.

Targeted Principal Class   A class that is designed to receive principal
or TACs .................. payments using a predetermined principal balance schedule derived by assuming a single constant
                           prepayment rate for the underlying Mortgage Assets.

                                       33

                                 INTEREST TYPES

Fixed Rate ............... A class with an interest rate that is fixed throughout the life of the class.

Floating Rate ............ A class with an interest rate that resets periodically based upon a designated index and that
                           varies directly with changes in the index.

Inverse Floating Rate .... A class with an interest rate that resets periodically based upon a designated index and that
                           varies inversely with changes in the index.

Variable Rate ............ A class with an interest rate that resets periodically and is calculated by reference to the
                           rate or rates of interest applicable to specified
                           assets or instruments (e.g., the mortgage rates
                           borne by the underlying mortgage loans).

Interest Only ............ A class that receives some or all of the interest payments made on the underlying Mortgage Assets or
                           other assets of the trust fund and little or no
                           principal. Interest only classes have either a
                           nominal principal balance or a notional amount. A
                           nominal principal balance represents actual
                           principal that will be paid on the class. It is
                           referred to as nominal since it is extremely small
                           compared to other classes. A notional amount is the
                           amount used as a reference to calculate the amount
                           of interest due on an interest only class that is
                           not entitled to any distributions of principal.

Principal Only ........... A class that does not bear interest and is entitled to receive only distributions of principal.

Partial Accrual .......... A class that accretes a portion of the amount of accrued interest on it, which amount will be added
                           to the principal balance of the class on each
                           applicable distribution date, with the remainder of
                           the accrued interest to be distributed currently as
                           interest on the class. The accretion may continue
                           until a specified event has occurred or until the
                           partial accrual class is retired.

Accrual .................. A class that accretes the amount of accrued interest otherwise distributable on the class, which amount
                           will be added as principal to the principal balance
                           of the class on each applicable distribution date.
                           The accretion may continue until some specified
                           event has occurred or until the accrual class is
                           retired.

INDICES APPLICABLE TO FLOATING RATE AND INVERSE FLOATING RATE CLASSES

LIBOR

    The applicable prospectus supplement may specify some other basis for determining LIBOR, but if it does not, on the LIBOR determination date (as defined in the related prospectus supplement) for each class of certificates of a series for which the applicable interest rate is determined by reference to an index denominated as LIBOR, the person designated in the related pooling and servicing agreement as the calculation agent will determine LIBOR in accordance with one of the two methods described below (which method will be specified in the related prospectus supplement):

LIBO Method

    If using this method to calculate LIBOR, the calculation agent will determine LIBOR by reference to the quotations, as set forth on the Reuters
Screen LIBO Page, offered by the principal London office of each of the designated reference banks meeting the criteria set forth in this prospectus for making one-month United States dollar deposits in leading banks in the
London Interbank market, as of 11:00 a.m. (London time) on the LIBOR

                                       34

determination date. In lieu of relying on the quotations for those reference banks that appear at the time on the Reuters Screen LIBO Page, the calculation agent will request each of the reference banks to provide the offered quotations at the time.

    Under this method LIBOR will be established by the calculation agent on each
LIBOR determination date as follows:

        (a) If on any LIBOR determination date two or more reference banks provide offered quotations, LIBOR for the next interest accrual period shall be the arithmetic mean of the offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

        (b) If on any LIBOR determination date only one or none of the reference banks provides offered quotations, LIBOR for the next interest accrual period shall be whichever is the higher of

           o     LIBOR as determined on the previous LIBOR determination date or

           o     the reserve interest rate.

    The reserve interest rate shall be the rate per annum which the calculation agent determines to be either

           o     the arithmetic mean (rounded upwards if necessary to the
                 nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the calculation agent are quoting, on the relevant LIBOR
                 determination date, to the principal London offices of at least two of the reference banks to which the quotations are, in the opinion of the calculation agent being so made, or

           o     if the calculation agent cannot determine the arithmetic mean, the lowest one-month United States dollar lending rate which
                 New York City banks selected by the calculation agent are
                 quoting on the LIBOR determination date to leading European banks.

        (c) If on any LIBOR determination date for a class specified in the related prospectus supplement, the calculation agent is required but is unable to determine the reserve interest rate in the manner provided in paragraph (b) above, LIBOR for the next interest accrual period shall be
    LIBOR as determined on the preceding LIBOR determination date, or, in the case of the first LIBOR determination date, LIBOR shall be considered to be the per annum rate specified as such in the related prospectus supplement.

    Each reference bank shall be a leading bank engaged in transactions in
Eurodollar deposits in the international Eurocurrency market; shall not control, be controlled by, or be under common control with the calculation agent; and shall have an established place of business in London. If reference bank should be unwilling or unable to act as such or if appointment of a reference bank is terminated, another leading bank meeting the criteria specified above will be appointed.

BBA Method

    If using this method of determining LIBOR, the calculation agent will determine LIBOR on the basis of the British Bankers' Association "Interest
Settlement Rate" for one-month deposits in United States dollars as found on
Telerate page 3750 as of 11:00 a.m. London time on each LIBOR determination date. Interest Settlement Rates currently are based on rates quoted by eight
British Bankers' Association designated banks as being, in the view of the banks, the offered rate at which deposits are being quoted to prime banks in the London interbank market. The Interest Settlement Rates are calculated by eliminating the two highest rates and the two lowest rates, averaging the four remaining rates, carrying the result (expressed as a percentage) out to six decimal places, and rounding to five decimal places.

    If on any LIBOR determination date, the calculation agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the next interest accrual period shall be calculated in accordance with the LIBOR method described under "LIBO Method."

                                       35

    The establishment of LIBOR on each LIBOR determination date by the calculation agent and its calculation of the rate of interest for the applicable classes for the related interest accrual period shall (in the absence of manifest error) be final and binding.

COFI

    The Eleventh District Cost of Funds Index is designed to represent the monthly weighted average cost of funds for savings institutions in Arizona,
California and Nevada that are member institutions of the Eleventh Federal Home
Loan Bank District (the "Eleventh District"). The Eleventh District Cost of
Funds Index for a particular month reflects the interest costs paid on all types of funds held by Eleventh District member institutions and is calculated by dividing the cost of funds by the average of the total amount of those funds outstanding at the end of that month and of the prior month and annualizing and adjusting the result to reflect the actual number of days in the particular month. If necessary, before these calculations are made, the component figures are adjusted by the Federal Home Loan Bank of San Francisco ("FHLBSF") to
neutralize the effect of events such as member institutions leaving the
Eleventh District or acquiring institutions outside the Eleventh District. The
Eleventh District Cost of Funds Index is weighted to reflect the relative amount of each type of funds held at the end of the relevant month. The major components of funds of Eleventh District member institutions are: savings deposits, time deposits, FHLBSF advances, repurchase agreements and all other borrowings. Because the component funds represent a variety of maturities whose costs may react in different ways to changing conditions, the Eleventh District
Cost of Funds Index does not necessarily reflect current market rates.

    A number of factors affect the performance of the Eleventh District Cost of
Funds Index, which may cause it to move in a manner different from indices tied to specific interest rates, such as United States Treasury Bills or LIBOR.
Because the liabilities upon which the Eleventh District Cost of Funds Index is based were issued at various times under various market conditions and with various maturities, the Eleventh District Cost of Funds Index may not
necessarily reflect the prevailing market interest rates on new liabilities of similar maturities. Moreover, as stated above, the Eleventh District Cost of
Funds Index is designed to represent the average cost of funds for Eleventh
District savings institutions for the month before the month in which it is due to be published. Additionally, the Eleventh District Cost of Funds Index may
not necessarily move in the same direction as market interest rates at all times, since as longer term deposits or borrowings mature and are renewed at prevailing market interest rates, the Eleventh District Cost of Funds Index is influenced by the differential between the prior and the new rates on those deposits or borrowings. In addition, movements of the Eleventh District Cost of
Funds Index, as compared to other indices tied to specific interest rates, may be affected by changes instituted by the FHLBSF in the method used to calculate the Eleventh District Cost of Funds Index.

    The FHLBSF publishes the Eleventh District Cost of Funds Index in its monthly Information Bulletin. Any individual may request regular receipt by mail of Information Bulletins by writing the Federal Home Loan Bank of San
Francisco, P.O. Box 7948, 600 California Street, San Francisco, California
94120, or by calling (415) 616-1000. The Eleventh District Cost of Funds Index
may also be obtained by calling the FHLBSF at (415) 616-2600.

    The FHLBSF has stated in its Information Bulletin that the Eleventh District
Cost of Funds Index for a month "will be announced on or near the last working day" of the following month and also has stated that it "cannot guarantee the announcement" of the index on an exact date. So long as the index for a month is announced on or before the tenth day of the second following month, the interest rate for each class of certificates of a series for which the applicable interest rate is determined by reference to an index denominated as
COFI for the interest accrual period commencing in the second following month will be based on the Eleventh District Cost of Funds Index for the second preceding month. If publication is delayed beyond the tenth day, the interest rate will be based on the Eleventh District Cost of Funds Index for the third preceding month.

    The applicable prospectus supplement may specify some other basis for determining COFI, but if it does not, then if on the tenth day of the month in which any interest accrual period commences for a class of COFI certificates the most recently published Eleventh District Cost of Funds Index relates to a month before the third preceding month, the index for the current interest accrual period and for each succeeding interest accrual period will, except as described in the next to last sentence of this paragraph, be based on the
National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions (the
"National Cost of Funds Index") published by the Office of Thrift Supervision
(the "OTS") for the third preceding month (or the fourth preceding month if the
National Cost of Funds Index for the third preceding month has not been published on the tenth day of an interest accrual period).

                                       36

Information on the National Cost of Funds Index may be obtained by writing the
OTS at 1700 G Street, N.W., Washington, D.C. 20552 or calling (202) 906-6677, and the current National Cost of Funds Index may be obtained by calling (202)
906-6988. If on the tenth day of the month in which an interest accrual period commences the most recently published National Cost of Funds Index relates to a month before the fourth preceding month, the applicable index for the interest accrual period and each succeeding interest accrual period will be based on
LIBOR, as determined by the calculation agent in accordance with the pooling and servicing agreement relating to the series of certificates. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level and could increase its volatility, particularly if LIBOR is the alternative index.

    The establishment of COFI by the calculation agent and its calculation of the rates of interest for the applicable classes for the related interest accrual period shall (in the absence of manifest error) be final and binding.

Treasury Index

    The applicable prospectus supplement may specify some other basis for determining and defining the Treasury index, but if it does not, on the
Treasury index determination date for each class of certificates of a series for which the applicable interest rate is determined by reference to an index denominated as a Treasury index, the calculation agent will ascertain the
Treasury index for Treasury securities of the maturity and for the period (or, if applicable, date) specified in the related prospectus supplement. The
Treasury index for any period means the average of the yield for each business day during the specified period (and for any date means the yield for the date), expressed as a per annum percentage rate, on U.S. Treasury securities adjusted to the "constant maturity" specified in the prospectus supplement or if no "constant maturity" is so specified, U.S. Treasury securities trading on the secondary market having the maturity specified in the prospectus supplement, in each case as published by the Federal Reserve Board in its
Statistical Release No. H.15 (519). Statistical Release No. H.15 (519) is
published on Monday or Tuesday of each week and may be obtained by writing or calling the Publications Department at the Board of Governors of the Federal
Reserve System, 21st and C Streets, Washington, D.C. 20551 (202) 452-3244. If
the calculation agent has not yet received Statistical Release No. H.15 (519)
for a week, then it will use the Statistical Release from the preceding week.

    Yields on U.S. Treasury securities at "constant maturity" are derived from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. Government securities dealers to the Federal Reserve Bank of New
York. This method provides a yield for a given maturity even if no security with that exact maturity is outstanding. If the Treasury index is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the pooling and servicing agreement relating to the particular series of certificates. The calculation agent's determination of the Treasury index, and its calculation of the rates of interest for the applicable classes for the related interest accrual period shall (in the absence of manifest error) be final and binding.

Prime Rate

    The applicable prospectus supplement may specify some other basis for determining and defining the prime rate, but if it does not, on the prime rate determination date for each class of certificates of a series for which the applicable interest rate is determined by reference to an index denominated as the prime rate, the calculation agent will ascertain the prime rate for the related interest accrual period. The prime rate for an interest accrual period will be the "prime rate" as published in the "Money Rates" section of The Wall
Street Journal on the related prime rate determination date, or if not so published, the "prime rate" as published in a newspaper of general circulation selected by the calculation agent in its sole discretion. If a prime rate range is given, then the average of the range will be used. If the prime rate is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the pooling and servicing agreement relating to the particular series of certificates. The calculation agent's determination of the prime rate and its calculation of the rates of interest for the related interest accrual period shall (in the absence of manifest error) be final and binding.

                                       37

BOOK-ENTRY CERTIFICATES

    If so specified in the related prospectus supplement, one or more classes of the certificates of any series may be initially issued through the book-entry facilities of The Depository Trust Company. Each class of book-entry certificates of a series will be issued in one or more certificates which equal the aggregate initial Class Certificate Balance of each class and which will be held by a nominee of the depository. The applicable prospectus supplement may specify other procedures for book-entry certificates, but if it does not, the following generally describes the procedures that will be applicable to any class of book-entry certificates.

    Beneficial interests in the book-entry certificates of a series will be held indirectly by investors through the book-entry facilities of the depository, as described in this prospectus. Accordingly, the depository or its nominee is expected to be the holder of record of the book-entry certificates. Except as described below, no person acquiring a beneficial interest in a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

    The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for that purpose. In turn, the financial intermediary's ownership of a book-entry certificate will be recorded on the records of the depository (or of a participating firm that acts as agent for the financial intermediary, whose interest will in true be recorded on the records of the depository, if the beneficial owner's financial intermediary is not a depository participant).
Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a book-entry certificate. Beneficial ownership of a book-entry certificate may only be transferred by compliance with the procedures of the financial intermediaries and depository participants.

    In accordance with its normal procedures, the depository is expected to record the positions held by each depository participant in the book-entry certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of book-entry certificates will be subject to the rules, regulations and procedures governing the depository and depository participants as in effect from time to time.

    Distributions on the book-entry certificates will be made on each distribution date by the trustee to the depository. The depository will be responsible for crediting the amount of the payments to the accounts of the applicable depository participants in accordance with the depository's normal procedures. Each depository participant will be responsible for disbursing the payments to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

    Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of payments, since payments will be forwarded by the trustee to the depository or its nominee, as the case may be, as holder of record of the book-entry certificates. Because the depository can act only on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of the book-entry certificates, may be limited due to the lack of physical certificates for the book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of the certificates in the secondary market since some potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

    Until definitive certificates are issued, it is anticipated that the only
"certificateholder" of the book-entry certificates will be the depository or its nominee. Beneficial owners of the book-entry certificates will not be certificateholders, as that term will be used in the pooling and servicing agreement relating to the series of certificates. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the related trust fund provided to the depository or its nominee, as the case may be, as holder of record of the book-entry certificates, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

    Until definitive certificates are issued, the depository will take any action permitted to be taken by the holders of the book-entry certificates of a particular series under the related pooling and servicing agreement only at

                                       38

the direction of one or more financial intermediaries to whose depository accounts the book-entry certificates are credited to the extent that the actions are taken on behalf of financial intermediaries whose holdings include the book-entry certificates.

    The applicable prospectus supplement may describe when and for what reasons definitive certificates may be issued, but if it does not, definitive certificates will be issued to beneficial owners of book-entry certificates, or their nominees, rather than to the depository, only if the depository or the depositor advises the trustee in writing that the depository is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry certificates and the depositor or the trustee is unable to locate a qualified successor; the depositor, at its sole option, elects to terminate the book-entry system through the depository; or after the occurrence of an event of default, beneficial owners of certificates representing not less than 51% of the aggregate percentage interests evidenced by each class of certificates of the related series issued as book-entry certificates advise the trustee and the depository through the financial intermediaries in writing that the continuation of a book-entry system through the depository (or a successor to
it) is no longer in the best interests of the beneficial owners.

    Upon the occurrence of any of the events described in the preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of the event and the availability of definitive certificates. Upon surrender by the depository of the global certificate or certificates representing the book-entry certificates and instructions for re-registration, the trustee will issue the definitive certificates, and thereafter the trustee will recognize the holders of the definitive certificates as certificateholders under the pooling and servicing agreement relating to the series of certificates.

                               CREDIT ENHANCEMENT

GENERAL

    Credit enhancement may be provided for one or more classes of a series of certificates or with respect to the Mortgage Assets in the related trust fund.
Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related prospectus supplement, the subordination of one or more classes of the certificates of the series, the establishment of one or more reserve funds, the use of a cross-support feature, use of a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract or other method of credit enhancement described in the related prospectus supplement, or any combination of them. Credit enhancement may not provide protection against all risks of loss or guarantee repayment of the entire principal balance of the certificates and interest on them. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, certificateholders will bear their allocable share of any deficiencies.

SUBORDINATION

    If so specified in the related prospectus supplement, the rights of holders of one or more classes of subordinated certificates will be subordinate to the rights of holders of one or more other classes of senior certificates of the series to distributions of scheduled principal, principal prepayments, interest or any combination of them that otherwise would have been payable to holders of subordinated certificates under the circumstances and to the extent specified in the related prospectus supplement. If specified in the related prospectus supplement, delays in receipt of scheduled payments on the Mortgage Assets and losses with respect to the Mortgage Assets will be borne first by the various classes of subordinated certificates and thereafter by the various classes of senior certificates, in each case under the circumstances and subject to the limitations specified in the related prospectus supplement. The aggregate distributions of delinquent payments on the Mortgage Assets over the lives of the certificates or at any time, the aggregate losses on Mortgage Assets which must be borne by the subordinated certificates by virtue of subordination and the amount of the distributions otherwise distributable to the subordinated certificateholders that will be distributable to senior certificateholders on any distribution date may be limited as specified in the related prospectus supplement. If aggregate distributions of delinquent payments on the Mortgage
Assets or aggregate losses on the Mortgage Assets were to exceed the amount specified in the related prospectus supplement, senior certificateholders would experience losses on the certificates.

                                       39

    If specified in the related prospectus supplement, various classes of senior certificates and subordinated certificates may themselves be subordinate in their right to receive certain distributions to other classes of senior and subordinated certificates, respectively, through a cross support mechanism or otherwise.

    As between classes of senior certificates and as between classes of subordinated certificates, distributions may be allocated among the classes in the order of their scheduled final distribution dates, in accordance with a schedule or formula, in relation to the occurrence of events, or otherwise, in each case as specified in the related prospectus supplement. As between classes of subordinated certificates, payments to senior certificateholders on account of delinquencies or losses and payments to the reserve fund will be allocated as specified in the related prospectus supplement.

MORTGAGE POOL INSURANCE POLICIES

    If specified in the related prospectus supplement relating to a mortgage pool, a separate mortgage pool insurance policy will be obtained for the mortgage pool and issued by the insurer named in the prospectus supplement.
Each mortgage pool insurance policy will, subject to policy limitations, cover loss from default in payment on mortgage loans in the mortgage pool in an amount equal to a percentage specified in the prospectus supplement of the aggregate principal balance of the mortgage loans on the cut-off date that are not covered as to their entire outstanding principal balances by primary mortgage insurance policies. As more fully described below, the master servicer will present claims under the insurance to the pool insurer on behalf of itself, the trustee and the certificateholders. The mortgage pool insurance policies, however, are not blanket policies against loss, since claims under them may be made only for particular defaulted mortgage loans and only upon satisfaction of conditions precedent in the policy. The applicable prospectus supplement may specify that mortgage pool insurance will cover the failure to pay or the denial of a claim under a primary mortgage insurance policy, but if it does not, the mortgage pool insurance policies will not cover losses due to a failure to pay or denial of a claim under a primary mortgage insurance policy.

    In general, each mortgage pool insurance policy will provide that no claims may be validly presented unless

       o     any required primary mortgage insurance policy is in effect for the defaulted mortgage loan and a claim under it has been submitted and settled;

       o     hazard insurance on the related mortgaged property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;

       o     if there has been physical loss or damage to the mortgaged property, it has been restored to its physical condition
             (reasonable wear and tear excepted) at the time of issuance of the policy; and

       o     the insured has acquired good and merchantable title to the mortgaged property free and clear of liens except certain permitted encumbrances.

    Upon satisfaction of these conditions, the pool insurer will have the option either to purchase the mortgaged property at a price equal to the principal balance of the related mortgage loan plus accrued and unpaid interest at the mortgage rate to the date of the purchase and certain expenses incurred by the master servicer on behalf of the trustee and certificateholders or to pay the amount by which the sum of the principal balance of the defaulted mortgage loan plus accrued and unpaid interest at the mortgage rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the mortgaged property, in either case net of certain amounts paid or assumed to have been paid under the related primary mortgage insurance policy. If any mortgaged property is damaged, and proceeds, if any, from the related hazard insurance policy or a special hazard insurance policy or policies maintained for a series are insufficient to restore the damaged property to a condition sufficient to permit recovery under the mortgage pool insurance policy, the master servicer will not be required to expend its own funds to restore the damaged property unless it determines that the restoration will increase the proceeds to certificateholders on liquidation of the mortgage loan after reimbursement of the master servicer for its expenses and the expenses will be recoverable by it through proceeds of the sale of the mortgaged property or proceeds of the related mortgage pool insurance policy or any related primary mortgage insurance policy.

                                       40

    The applicable prospectus supplement may specify that mortgage pool insurance will cover various origination and servicing defaults, but if it does not, then no mortgage pool insurance policy will insure (and many primary mortgage insurance policies do not insure) against loss sustained from a default arising from, among other things, fraud or negligence in the origination or servicing of a mortgage loan, including misrepresentation by the mortgagor, the originator or persons involved in its origination, or failure to construct a mortgaged property in accordance with plans and specifications. A failure of coverage for one of these reasons will not ordinarily result in a breach of the related seller's representations and, in that case, will not result in an obligation on the part of the seller to cure or repurchase the defaulted mortgage loan. No mortgage pool insurance policy will cover (and many primary mortgage insurance policies do not cover) a claim with respect to a defaulted mortgage loan occurring when the servicer of the mortgage loan, at the time of default or thereafter, was not approved by the applicable insurer.

    The original amount of coverage under each mortgage pool insurance policy will be maintained to the extent provided in the related prospectus supplement and may be reduced over the life of the related certificates by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the pool insurer upon disposition of all foreclosed properties. The applicable prospectus supplement may provide that the claims paid will be net of master servicer expenses and accrued interest, but if it does not, then the amount of claims paid will include certain expenses incurred by the master servicer as well as accrued interest on delinquent mortgage loans to the date of payment of the claim. Accordingly, if aggregate net claims paid under any mortgage pool insurance policy reach the original policy limit, coverage under that mortgage pool insurance policy will be exhausted and any further losses will be borne by the certificateholders.

SPECIAL HAZARD INSURANCE POLICIES

    If specified in the related prospectus supplement, a separate special hazard insurance policy will be obtained for the mortgage pool and will be issued by the insurer named in the prospectus supplement. Each special hazard insurance policy will, subject to policy limitations, protect holders of the related certificates from loss caused by the application of the coinsurance clause contained in hazard insurance policies and loss from damage to mortgaged properties caused by certain hazards not insured against under the standard form of hazard insurance policy in the states where the mortgaged properties are located or under a flood insurance policy if the mortgaged property is located in a federally designated flood area. Some of the losses covered include earthquakes and, to a limited extent, tidal waves and related water damage or as otherwise specified in the related prospectus supplement. See "The
Pooling and Servicing Agreement-Hazard Insurance." No special hazard insurance policy will cover losses from fraud or conversion by the trustee or master servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reaction, flood (if the mortgaged property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any special hazard insurance policy will be specified in the related prospectus supplement. Each special hazard insurance policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the mortgage loan have been kept in force and other protection and preservation expenses have been paid.

    The applicable prospectus supplement may provide for other payment coverage, but if it does not, then, subject to these limitations, each special hazard insurance policy will provide that where there has been damage to property securing a foreclosed mortgage loan (title to which has been acquired by the insured) and to the extent the damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the master servicer, the special hazard insurer will pay the lesser of the cost of repair or replacement of the property or, upon transfer of the property to the special hazard insurer, the unpaid principal balance of the mortgage loan at the time of acquisition of the property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the master servicer with respect to the property. If the unpaid principal balance of a mortgage loan plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the related special hazard insurance policy will be reduced by that amount less any net proceeds from the sale of the property. Any amount paid to repair the property will further reduce coverage by that amount. So long as a mortgage pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related mortgage loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to certificateholders, but will affect the relative amounts of coverage remaining under the related special hazard insurance policy and mortgage pool insurance policy.

                                       41

    To the extent specified in the prospectus supplement, the master servicer may deposit cash, an irrevocable letter of credit, or any other instrument acceptable to each nationally recognized rating agency rating the certificates of the related series at the request of the depositor in a special trust account to provide protection in lieu of or in addition to that provided by a special hazard insurance policy. The amount of any special hazard insurance policy or of the deposit to the special trust account relating to the certificates may be reduced so long as the reduction will not result in a downgrading of the rating of the certificates by a rating agency rating certificates at the request of the depositor.

BANKRUPTCY BONDS

    If specified in the related prospectus supplement, a bankruptcy bond to cover losses resulting from proceedings under the federal Bankruptcy Code with respect to a mortgage loan will be issued by an insurer named in the prospectus supplement. Each bankruptcy bond will cover, to the extent specified in the related prospectus supplement, certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a mortgage loan or a reduction by the court of the principal amount of a mortgage loan and will cover certain unpaid interest on the amount of a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under each bankruptcy bond will be set forth in the related prospectus supplement. Coverage under a bankruptcy bond may be cancelled or reduced by the master servicer if the cancellation or reduction would not adversely affect the then current rating or ratings of the related certificates. See "Certain Legal
Aspects of the Mortgage Loans---Anti-Deficiency Legislation and Other
Limitations on Lenders."

    To the extent specified in the prospectus supplement, the master servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each nationally recognized rating agency rating the certificates of the related series at the request of the depositor in a special trust account to provide protection in lieu of or in addition to that provided by a bankruptcy bond. The amount of any bankruptcy bond or of the deposit to the special trust account relating to the certificates may be reduced so long as the reduction will not result in a downgrading of the rating of the certificates by a rating agency rating certificates at the request of the depositor.

RESERVE FUND

    If so specified in the related prospectus supplement, credit support with respect to a series of certificates may be provided by one or more reserve funds held by the trustee, in trust, for the series of certificates. The related prospectus supplement will specify whether or not a reserve fund will be included in the trust fund for a series.

    The reserve fund for a series will be funded by a deposit of cash, U.S.
Treasury securities or instruments evidencing ownership of principal or interest payments on U.S. Treasury securities, letters of credit, demand notes, certificates of deposit, or a combination of them in an aggregate amount specified in the related prospectus supplement; by the deposit from time to time of amounts specified in the related prospectus supplement to which the subordinated certificateholders, if any, would otherwise be entitled; or in any other manner specified in the related prospectus supplement.

    Any amounts on deposit in the reserve fund and the proceeds of any other instrument deposited in it upon maturity will be held in cash or will be invested in permitted investments. The applicable prospectus supplement may specify a different definition of permitted investments, but if it does not, then permitted investments will include obligations of the United States and specified agencies of the United States, certificates of deposit, specified commercial paper, time deposits and bankers acceptances sold by eligible commercial banks, and specified repurchase agreements for United States government securities with eligible commercial banks. If a letter of credit is deposited with the trustee, the letter of credit will be irrevocable.
Generally, any deposited instrument will name the trustee, in its capacity as trustee for the certificateholders, as beneficiary and will be issued by an entity acceptable to each rating agency that rates the certificates at the request of the depositor. Additional information about the instruments deposited in the reserve funds will be set forth in the related prospectus supplement.

    Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the reserve fund for distribution to the certificateholders for the purposes, in the manner and at the times specified in the related prospectus supplement.

                                       42

CROSS SUPPORT

    If specified in the related prospectus supplement, the beneficial ownership of separate groups of assets included in a trust fund may be evidenced by separate classes of the related series of certificates. In that case, credit support may be provided by a cross support feature that requires that distributions be made on certificates evidencing a beneficial ownership interest in other asset groups within the same trust fund. The related prospectus supplement for a series that includes a cross support feature will describe the manner and conditions for applying the cross support feature.

    If specified in the related prospectus supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more related trust funds. If applicable, the related prospectus supplement will identify the trust funds to which the credit support relates and the manner of determining the amount of the coverage provided by it and of the application of the coverage to the identified trust funds.

INSURANCE POLICIES, SURETY BONDS AND GUARANTIES

    If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain of their classes will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. These instruments may cover timely distributions of interest or full distributions of principal or both on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. In addition, if specified in the related prospectus supplement, a trust fund may also include bankruptcy bonds, special hazard insurance policies, other insurance or guaranties for the purpose of maintaining timely payments or providing additional protection against losses on the assets included in the trust fund, paying administrative expenses, or establishing a minimum reinvestment rate on the payments made on the assets or principal payment rate on the assets. These arrangements may include agreements under which certificateholders are entitled to receive amounts deposited in various accounts held by the trustee on the terms specified in the prospectus supplement.

OVER-COLLATERALIZATION

    If so provided in the prospectus supplement for a series of certificates, a portion of the interest payment on each Loan may be applied as an additional distribution of principal to reduce the principal balance of a particular class or classes of certificates and, thus, accelerate the rate of payment of principal on the class or classes of certificates. Reducing the principal balance of the certificates without a corresponding reduction in the principal balance of the underlying Mortgage Assets will result in over-
collateralization.

FINANCIAL INSTRUMENTS

    If specified in the related prospectus supplement, the trust fund may include one or more swap arrangements or other financial instruments that are intended to meet the following goals:

       o     to convert the payments on some or all of the mortgage loans from fixed to floating payments, or from floating or fixed, or from floating based on a particular index to floating based on another index;

       o     to provide payments in the event that any index rises above or falls below specified levels; or

       o     to provide protection against interest rate changes, certain type of losses, including reduced market value, or the payment
             shortfalls to one or more classes of related series.

    If a trust fund includes financial instruments of this type, the instruments may be structured to be exempt from the registration requirements of the
Securities Act of 1933, as amended.

                      YIELD AND PREPAYMENT CONSIDERATIONS

    The yields to maturity and weighted average lives of the certificates will be affected primarily by the amount and timing of principal payments received on or in respect of the Mortgage Assets included in the related trust fund. The original terms to maturity of the underlying mortgage loans of the Mortgage
Assets in a given

                                       43

mortgage pool will vary depending upon the type of mortgage loans included in it, and each prospectus supplement will contain information about the type and maturities of the mortgage loans. The applicable prospectus supplement may indicate that some mortgage loans provide for prepayment penalties, but if it does not, then the mortgage loans may be prepaid without penalty in full or in part at any time. The prepayment experience on the underlying mortgage loans of the Mortgage Assets will affect the life of the related series of certificates.

    A number of factors may affect the prepayment experience of mortgage loans, including homeowner mobility, economic conditions, the presence and enforceability of due-on-sale clauses, mortgage market interest rates and the availability of mortgage funds.

    The applicable prospectus supplement may indicate that some conventional mortgage loans do not have due-on-sale provisions, but if it does not, then all conventional mortgage loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or specified transfers by the mortgagor of the underlying mortgaged property. Mortgage loans insured by the FHA and mortgage loans partially guaranteed by the VA are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on those mortgage loans may be lower than that on conventional mortgage loans bearing comparable interest rates. The master servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the mortgaged property and reasonably believes that it is entitled to do so under applicable law. However, the master servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "The Pooling and
Servicing Agreement---Collection Procedures" and "Certain Legal Aspects of the
Mortgage Loans" for a description of certain provisions of each pooling and servicing agreement and certain legal developments that may affect the prepayment experience on the mortgage loans.

    The rate of prepayments of conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the mortgage rates borne by the mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above those mortgage rates. Conversely, if prevailing interest rates rise appreciably above the mortgage rates borne by the mortgage loans, the mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below those mortgage rates. However, there can be no assurance that this will be the case.

    When a full prepayment is made on a mortgage loan, the mortgagor is charged interest on the principal amount of the mortgage loan prepaid only for the number of days in the month actually elapsed up to the date of the prepayment rather than for a full month. Thus, in most instances, the effect of prepayments in full will be to reduce the amount of interest passed through in the following month to certificateholders. Partial prepayments in a given month may be applied to the outstanding principal balances of the mortgage loans so prepaid in the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through in the month.

    Interest payable on the certificates on any given distribution date will include all interest accrued during their related interest accrual period. The interest accrual period for the certificates of each series will be specified in the applicable prospectus supplement. If the interest accrual period ends two or more days before the related distribution date, your effective yield will be less than it would be if the interest accrual period ended the day before the distribution date, and your effective yield at par would be less than the indicated coupon rate.

    Under specified circumstances, the master servicer or the holders of the residual interests in a REMIC may have the option to purchase the assets of a trust fund thereby effecting earlier retirement of the related series of certificates. See "The Pooling and Servicing Agreement---Termination; Optional
Termination."

    Factors other than those identified in this prospectus and in the related prospectus supplement could significantly affect principal prepayments at any time and over the lives of the certificates. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the Mortgage Assets at any time or over the lives of the certificates.

    The prospectus supplement relating to a series of certificates will discuss in greater detail the effect of the rate and timing of principal payments
(including principal prepayments), delinquencies and losses on the yield, weighted average lives and maturities of the certificates.

                                       44

                      THE POOLING AND SERVICING AGREEMENT

    The following is a summary of the material provisions of the pooling and servicing agreement which are not described elsewhere in this prospectus. Where particular provisions or terms used in the pooling and servicing agreement are referred to, the provisions or terms are as specified in the related pooling and servicing agreement.

ASSIGNMENT OF MORTGAGE ASSETS

    Assignment of the Mortgage Loans. At the time of issuance of the certificates of a series, the depositor will cause the mortgage loans comprising the related trust fund to be assigned to the trustee, together with all principal and interest received by or on behalf of the depositor on or with respect to the mortgage loans after the cut-off date, other than principal and interest due on or before the cut-off date and other than any retained interest specified in the related prospectus supplement. The trustee will, concurrently with the assignment, deliver the certificates to the depositor in exchange for the mortgage loans. Each mortgage loan will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement. The schedule will include information as to the outstanding principal balance of each mortgage loan after application of payments due on the cut-off date, as well as information regarding the mortgage rate, the current scheduled monthly payment of principal and interest, the maturity of the loan, the Loan-to-Value
Ratio at origination and other specified information.

    In addition, the depositor will deliver or cause to be delivered to the trustee (or to the custodian) for each mortgage loan

       o     the mortgage note endorsed without recourse in blank or to the order of the trustee, except that the depositor may deliver or cause to be delivered a lost note affidavit in lieu of any original mortgage note that has been lost,

       o     the mortgage, deed of trust or similar instrument with evidence of recording indicated on it (except for any mortgage not returned from the public recording office, in which case the depositor will deliver or cause to be delivered a copy of the mortgage together with a certificate that the original of the mortgage was delivered to the recording office or some other arrangement will be provided for),

       o     an assignment of the mortgage to the trustee in recordable form and

       o     any other security documents specified in the related prospectus supplement or the related pooling and servicing agreement.

The applicable prospectus supplement may provide other arrangements for assuring the priority of the assignments, but if it does not, then the depositor will promptly cause the assignments of the related loans to be recorded in the appropriate public office for real property records, except in states in which in the opinion of counsel recording is not required to protect the trustee's interest in the loans against the claim of any subsequent transferee or any successor to or creditor of the depositor or the originator of the loans.

    With respect to any mortgage loans that are cooperative loans, the depositor will cause to be delivered to the trustee

       o     the related original cooperative note endorsed without recourse in blank or to the order of the trustee (or, to the extent the related pooling and servicing agreement so provides, a lost note
             affidavit),

       o     the original security agreement,

       o     the proprietary lease or occupancy agreement,

       o     the recognition agreement,

       o     an executed financing agreement and

                                       45

       o     the relevant stock certificate, related blank stock powers and any other document specified in the related prospectus supplement.

    The depositor will cause to be filed in the appropriate office an assignment and a financing statement evidencing the trustee's security interest in each cooperative loan.

    The trustee (or the custodian) will review the mortgage loan documents within the time period specified in the related prospectus supplement after receipt of them, and the trustee will hold the documents in trust for the benefit of the certificateholders. Generally, if the document is found to be missing or defective in any material respect, the trustee (or the custodian)
will notify the master servicer and the depositor, and the master servicer will notify the related seller. If the seller cannot cure the omission or defect within the time period specified in the related prospectus supplement after receipt of the notice and such omission or defect materially and adversely affects the interests of the certificateholders in the related mortgage loan, the seller will be obligated to purchase the related mortgage loan from the trustee at the purchase price or, if so specified in the related prospectus supplement, replace the mortgage loan with another mortgage loan that meets specified requirements. There can be no assurance that a seller will fulfill this purchase obligation. Although the master servicer may be obligated to enforce the obligation to the extent described under "Mortgage Loan Program---
Representations by Sellers; Repurchases," neither the master servicer nor the depositor will be obligated to purchase the mortgage loan if the seller defaults on its purchase obligation, unless the breach also constitutes a breach of the representations or warranties of the master servicer or the depositor. The applicable prospectus supplement may provide other remedies but if it does not, then this purchase obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document.

    The trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the mortgage loans as agent of the trustee.

    Notwithstanding these provisions, unless the related prospectus supplement otherwise provides, no mortgage loan will be purchased from a trust fund for which a REMIC election is to be made if the purchase would result in a prohibited transaction tax under the Code.

    Assignment of Agency Securities. The depositor will cause the Agency
Securities to be registered in the name of the trustee or its nominee, and the trustee concurrently will execute, countersign and deliver the certificates.
Each Agency Security will be identified in a schedule appearing as an exhibit to the pooling and servicing agreement, which will specify as to each Agency
Security the original principal amount and outstanding principal balance as of the cut-off date, the annual pass-through rate and the maturity date.

    Assignment of Private Mortgage-Backed Securities. The depositor will cause the Private Mortgage-Backed Securities to be registered in the name of the trustee. The trustee (or the custodian) will have possession of any certificated Private Mortgage-Backed Securities. Generally, the trustee will not be in possession of or be assignee of record of any underlying assets for a
Private Mortgage---Backed Security. See "The Trust Fund-Private Mortgage-Backed
Securities." Each Private Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement which will specify the original principal amount, outstanding principal balance as of the cut-off date, annual pass-through rate or interest rate and maturity date and other specified pertinent information for each Private Mortgage-Backed
Security conveyed to the trustee.

PAYMENTS ON MORTGAGE ASSETS; DEPOSITS TO CERTIFICATE ACCOUNT

    The master servicer will establish and maintain or cause to be established and maintained for the related trust fund a separate account or accounts for the collection of payments on the related Mortgage Assets in the trust fund
(the "CERTIFICATE ACCOUNT"). The applicable prospectus supplement may provide for other requirements for the Certificate Account, but if it does not, then the Certificate Account must be one of the following:

       o     maintained with a depository institution the short-term unsecured debt obligations of which are rated in the highest short-term rating category by the nationally recognized statistical rating organizations that rated one or more classes of the related series of certificates at the request of the depositor, or in the case of a depository institution that is the principal subsidiary of a holding company, the short-term debt obligations of the holding company are so rated,

                                       46

       o     an account or accounts the deposits in which are insured by the
             FDIC or SAIF to the limits established by the FDIC or the SAIF, and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, the certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Certificate Account is maintained,

       o     a trust account or accounts maintained with the trust department of a federal or a state chartered depository institution or trust company, acting in a fiduciary capacity or

       o     an account or accounts otherwise acceptable to each rating agency that rated one or more classes of the related series of
             certificates at the request of the depositor.

    The collateral eligible to secure amounts in the Certificate Account is limited to defined permitted investments. A Certificate Account may be maintained as an interest bearing account or the funds held in it may be invested pending each succeeding distribution date in defined permitted investments. To the extent provided in the related prospectus supplement, the master servicer or its designee will be entitled to receive the interest or other income earned on funds in the Certificate Account as additional compensation and will be obligated to deposit in the Certificate Account the amount of any loss immediately as realized. The Certificate Account may be maintained with the master servicer or with a depository institution that is an affiliate of the master servicer, provided it meets the standards set forth above.

    The master servicer will deposit or cause to be deposited in the Certificate
Account for each trust fund on a daily basis, to the extent applicable and unless the related pooling and servicing agreement provides for a different deposit arrangement, the following payments and collections received or advances made by or on behalf of it after the cut-off date (other than payments due on or before the cut-off date and exclusive of any amounts representing any retained interest specified in the related prospectus supplement):

       o     all payments on account of principal, including principal
             prepayments and, if specified in the related prospectus supplement, prepayment penalties, on the mortgage loans;

       o     all payments on account of interest on the mortgage loans, net of applicable servicing compensation;

       o     all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("INSURED EXPENSES") incurred, and unreimbursed advances made, by the master servicer) of the hazard insurance policies and any primary mortgage insurance policies, to the extent the proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the master servicer's normal servicing procedures and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure and unreimbursed advances, if any) received and retained in connection with the liquidation of defaulted mortgage loans, by foreclosure or otherwise, together with any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the certificateholders by foreclosure or deed in lieu of foreclosure;

       o     all proceeds of any mortgage loan or property in respect thereof purchased by the master servicer, the depositor or any seller as described under "Mortgage Loan Program---Representations by
             Sellers; Repurchases" or "The Pooling and Servicing Agreement---
             Assignment of Mortgage Assets" above and all proceeds of any mortgage loan repurchased as described under "The Pooling and
             Servicing Agreement---Termination; Optional Termination";

       o     all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "---Hazard Insurance";

       o     any amount required to be deposited by the master servicer in connection with losses realized on investments for the benefit of the master servicer of funds held in the Certificate Account and, to the extent specified in the related prospectus supplement, any payments required to be made by the master servicer in connection with prepayment interest shortfalls; and

                                       47

       o     all other amounts required to be deposited in the Certificate
             Account pursuant to the pooling and servicing agreement.

    The master servicer (or the depositor, as applicable) may from time to time direct the institution that maintains the Certificate Account to withdraw funds from the Certificate Account for the following purposes:

       o     to pay to the master servicer the servicing fees described in the related prospectus supplement, the master servicing fees (subject to reduction) and, as additional servicing compensation, earnings on or investment income with respect to funds in the amounts in the
             Certificate Account credited thereto;

       o     to reimburse the master servicer for advances, the right of reimbursement with respect to any mortgage loan being limited to amounts received that represent late recoveries of payments of principal and interest on the mortgage loan (or insurance proceeds or liquidation proceeds from the mortgage loan) with respect to which the advance was made;

       o     to reimburse the master servicer for any advances previously made that the master servicer has determined to be nonrecoverable;

       o     to reimburse the master servicer from insurance proceeds not used to restore the property for expenses incurred by the master servicer and covered by the related insurance policies;

       o     to reimburse the master servicer for unpaid master servicing fees and unreimbursed out-of-pocket costs and expenses incurred by the master servicer in the performance of its servicing obligations, the right of reimbursement being limited to amounts received representing late recoveries of the payments for which the advances were made;

       o     to pay to the master servicer, with respect to each mortgage loan or property acquired in respect thereof that has been purchased by the master servicer pursuant to the pooling and servicing
             agreement, all amounts received on them and not taken into account in determining the principal balance of the repurchased mortgage loan;

       o     to reimburse the master servicer or the depositor for expenses incurred and reimbursable pursuant to the pooling and servicing agreement;

       o     to withdraw any amount deposited in the Certificate Account that was not required to be deposited in it; and

       o     to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

    In addition, the pooling and servicing agreement will generally provide that on or before the business day preceding each distribution date, the master servicer shall withdraw from the Certificate Account the amount of Available
Funds, to the extent on deposit, for deposit in an account maintained by the trustee for the related series of certificates.

COLLECTION PROCEDURES

    The master servicer, directly or through one or more sub-servicers, will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with each pooling and servicing agreement and any mortgage pool insurance policy, primary mortgage insurance policy, FHA insurance, VA guaranty and bankruptcy bond or alternative arrangements, follow the collection procedures it customarily follows for mortgage loans that are comparable to the mortgage loans.

    Consistent with the above and pursuant to the authority granted to the master in the pooling and servicing agreement, the master servicer may, in its discretion, waive any assumption fee, late payment or other charge in connection with a mortgage loan and arrange with a mortgagor a schedule for the liquidation of delinquencies to the extent not inconsistent with the coverage of the mortgage loan by a mortgage pool insurance policy, primary

                                       48

mortgage insurance policy, FHA insurance, VA guaranty or bankruptcy bond or alternative arrangements, if applicable. To the extent the master servicer is obligated to make or to cause to be made advances, the obligation will remain during any period of such an arrangement. Notwithstanding the foregoing, in connection with a defaulted mortgage loan, the master servicer, consistent with the standards set forth in the pooling and servicing agreement, may waive, modify or vary any term of that mortgage loan (including modifications that change the mortgage rate, forgive the payment of principal or interest or extend the final maturity date of that mortgage loan), accept payment from the related mortgagor of an amount less than the stated principal balance in final satisfaction of that mortgage loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any mortgagor if in the master servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the certificateholders (taking into account any estimated loss that might result absent such action).

    The applicable prospectus supplement may provide for other alternatives regarding due-on-sale clauses, but if it does not, then in any case in which property securing a conventional mortgage loan has been, or is about to be, conveyed by the mortgagor, the master servicer will, to the extent it has knowledge of the conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of the mortgage loan under any due-on-sale clause applicable to it, but only if permitted by applicable law and the exercise will not impair or threaten to impair any recovery under any related primary mortgage insurance policy. If these conditions are not met or if the master servicer reasonably believes it is unable under applicable law to enforce the due-on-sale clause or if the mortgage loan is insured by the FHA or partially guaranteed by the VA, the master servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which that person becomes liable for repayment of the mortgage loan and, to the extent permitted by applicable law, the mortgagor also remains liable on it. Any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Certain Legal Aspects of the Mortgage
Loans---Due-on-Sale Clauses." The terms of the related mortgage loan may not be changed in connection with an assumption.

    Any prospective purchaser of a cooperative apartment will generally have to obtain the approval of the board of directors of the relevant cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See "Certain Legal Aspects of the Mortgage
Loans." This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the cooperative's approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring the approval could limit the number of potential purchasers for those shares and otherwise limit the trust fund's ability to sell and realize the value of shares securing a cooperative loan.

    In general, a "tenant-stockholder" (as defined in Code Section 216(b)(2)) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Code Section 216(b)(1) is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Code Section 216(a) to the corporation under
Code Sections 163 and 164. In order for a corporation to qualify under Code
Section 216(b)(1) for its taxable year in which the items are allowable as a deduction to the corporation, the Section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-
stockholders (as defined in Code Section 216(b)(2)). By virtue of this requirement, the status of a corporation for purposes of Code Section 216(b)(1)
must be determined on a year-to-year basis. Consequently, there can be no assurance that cooperatives relating to the cooperative loans will qualify under Section 216(b)(1) for any particular year. If a cooperative fails to qualify for one or more years, the value of the collateral securing any related cooperative loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Code Section 216(a) with respect to those years. In view of the significance of the tax benefits accorded tenant-
stockholders of a corporation that qualifies under Code Section 216(b)(1), the likelihood that a failure to qualify would be permitted to continue over a period of years appears remote.

HAZARD INSURANCE

    The master servicer will require the mortgagor on each mortgage loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage

                                       49

customary for the type of mortgaged property in the state in which the mortgaged property is located. The coverage will be in an amount that is at least equal to the lesser of

       o     the maximum insurable value of the improvements securing the mortgage loan or

       o     the greater of

             o   the outstanding principal balance of the mortgage loan and

             o   an amount such that the proceeds of the policy shall be
                 sufficient to prevent the mortgagor or the mortgagee from
                 becoming a co-insurer.

All amounts collected by the master servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures) will be deposited in the related Certificate
Account. If the master servicer maintains a blanket policy insuring against hazard losses on all the mortgage loans comprising part of a trust fund, it will have satisfied its obligation relating to the maintenance of hazard insurance. The blanket policy may contain a deductible clause, in which case the master servicer will be required to deposit from its own funds into the related Certificate Account the amounts that would have been deposited therein but for the clause.

    In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a mortgage loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the mortgage loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms, their basic terms are dictated by the respective state laws, and most policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement
(including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. This list is merely indicative of certain kinds of uninsured risks and is not all inclusive. If the mortgaged property securing a mortgage loan is located in a federally designated special flood area at the time of origination, the master servicer will require the mortgagor to obtain and maintain flood insurance.

    The hazard insurance policies covering properties securing the mortgage loans typically contain a clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability upon partial loss will not exceed the larger of the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed and the proportion of the loss that the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements. Since the amount of hazard insurance the master servicer may cause to be maintained on the improvements securing the mortgage loans declines as the principal balances owing on them decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement upon partial loss may be that hazard insurance proceeds will be insufficient to fully restore the damaged property.
If specified in the related prospectus supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described above. See "Credit Enhancement---Special Hazard Insurance Policies"
and "Credit Enhancements---Insurance---Special Hazard Insurance Policy" in the
related prospectus supplement.

    The master servicer will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any cooperative loan. Generally, the cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, that a cooperative and the related borrower on a cooperative loan do not maintain insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to the borrower's cooperative dwelling or the cooperative's building could significantly reduce the value of the collateral securing the cooperative loan.

                                       50

REALIZATION UPON DEFAULTED MORTGAGE LOANS

    Primary Mortgage Insurance Policies. The master servicer will maintain or cause to be maintained, as the case may be, in effect, to the extent specified in the related prospectus supplement, a primary mortgage insurance policy with regard to each mortgage loan for which coverage is required. The master servicer will not cancel or refuse to renew any primary mortgage insurance policy in effect at the time of the initial issuance of a series of certificates that is required to be kept in force under the applicable pooling and servicing agreement unless the replacement primary mortgage insurance policy for the cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of certificates of the series that have been rated.

    Although the terms of primary mortgage insurance vary, the amount of a claim for benefits under a primary mortgage insurance policy covering a mortgage loan will consist of the insured percentage of the unpaid principal amount of the covered mortgage loan and accrued and unpaid interest on it and reimbursement of certain expenses, less all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or in any way related to the mortgaged property, hazard insurance proceeds in excess of the amount required to restore the mortgaged property and which have not been applied to the payment of the mortgage loan, amounts expended but not approved by the issuer of the related primary mortgage insurance policy, claim payments previously made by the primary insurer and unpaid premiums.

    Primary mortgage insurance policies reimburse certain losses sustained from defaults in payments by borrowers. Primary mortgage insurance policies will not insure against, and exclude from coverage, a loss sustained from a default arising from or involving certain matters, including fraud or negligence in origination or servicing of the mortgage loans, including misrepresentation by the originator, mortgagor or other persons involved in the origination of the mortgage loan; failure to construct the mortgaged property subject to the mortgage loan in accordance with specified plans; physical damage to the mortgaged property; and the related sub-servicer not being approved as a servicer by the primary insurer.

    Recoveries Under A Primary Mortgage Insurance Policy. As conditions precedent to the filing of or payment of a claim under a primary mortgage insurance policy covering a mortgage loan, the insured will be required to

       o     advance or discharge

             o   all hazard insurance policy premiums and

             o   as necessary and approved in advance by the primary insurer, real estate property taxes, all expenses required to maintain the related mortgaged property in at least as good a condition as existed at the effective date of the primary mortgage
                 insurance policy, ordinary wear and tear excepted, mortgaged property sales expenses, any specified outstanding liens on the mortgaged property and foreclosure costs, including court costs and reasonable attorneys' fees;

       o     upon any physical loss or damage to the mortgaged property, have the mortgaged property restored and repaired to at least as good a condition as existed at the effective date of the primary mortgage insurance policy, ordinary wear and tear excepted; and

       o     tender to the primary insurer good and merchantable title to and possession of the mortgaged property.

    The master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the insurer under each primary mortgage insurance policy, and will take any reasonable steps consistent with its practices regarding comparable mortgage loans and necessary to receive payment or to permit recovery under the policy with respect to defaulted mortgage loans. As set forth above, all collections by or on behalf of the master servicer under any primary mortgage insurance policy and, when the mortgaged property has not been restored, the hazard insurance policy, are to be deposited in the Certificate Account, subject to withdrawal as heretofore described.

                                       51

    If the mortgaged property securing a defaulted mortgage loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged mortgaged property to a condition sufficient to permit recovery under the related primary mortgage insurance policy, if any, the master servicer is not required to expend its own funds to restore the damaged mortgaged property unless it determines that the restoration will increase the proceeds to certificateholders on liquidation of the mortgage loan after reimbursement of the master servicer for its expenses and that the expenses will be recoverable by it from related insurance proceeds or liquidation proceeds.

    If recovery on a defaulted mortgage loan under any related primary mortgage insurance policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted mortgage loan is not covered by a primary mortgage insurance policy, the master servicer will be obligated to follow or cause to be followed the normal practices and procedures that it deems appropriate to realize upon the defaulted mortgage loan. If the proceeds of any liquidation of the mortgaged property securing the defaulted mortgage loan are less than the principal balance of the mortgage loan plus interest accrued on it that is payable to certificateholders, the trust fund will realize a loss in the amount of the difference plus the aggregate of expenses incurred by the master servicer in connection with the proceedings that are reimbursable under the pooling and servicing agreement. In the unlikely event that the proceedings result in a total recovery which is, after reimbursement to the master servicer of its expenses, in excess of the principal balance of the mortgage loan plus interest accrued on it that is payable to certificateholders, the master servicer will be entitled to withdraw or retain from the Certificate Account amounts representing its normal servicing compensation with respect to the mortgage loan and, unless otherwise specified in the related prospectus supplement, amounts representing the balance of the excess, exclusive of any amount required by law to be forwarded to the related mortgagor, as additional servicing compensation.

    If the master servicer or its designee recovers insurance proceeds not used to restore the property which, when added to any related liquidation proceeds and after deduction of certain expenses reimbursable to the master servicer, exceed the principal balance of a mortgage loan plus interest accrued thereon that is payable to certificateholders, the master servicer will be entitled to withdraw or retain from the Certificate Account amounts representing its normal servicing compensation with respect to the mortgage loan. If the master servicer has expended its own funds to restore the damaged mortgaged property and the funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Certificate Account out of related liquidation proceeds or insurance proceeds an amount equal to the expenses incurred by it, in which event the trust fund may realize a loss up to the amount so charged. Since insurance proceeds cannot exceed deficiency claims and certain expenses incurred by the master servicer, no insurance payment or recovery will result in a recovery to the trust fund that exceeds the principal balance of the defaulted mortgage loan together with accrued interest on it.
See "Credit Enhancement" in this prospectus and in the related prospectus supplement.

    FHA Insurance; VA Guaranties. Mortgage loans designated in the related prospectus supplement as insured by the FHA will be insured by the FHA as authorized under the United States National Housing Act of 1934 of 1937, as
amended. Those mortgage loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one-to four-family housing units and the FHA 245 graduated payment mortgage program.
These programs generally limit the principal amount and interest rates of the mortgage loans insured. Mortgage loans insured by the FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured mortgage loans relating to a series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of the loan.

    The insurance premiums for mortgage loans insured by the FHA are collected by lenders approved by the HUD or by the master servicer or any sub-servicers and are paid to the FHA. The regulations governing FHA single-family mortgage insurance programs provide that insurance benefits are payable either upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to HUD or upon assignment of the defaulted mortgage loan to
HUD. With respect to a defaulted FHA-insured mortgage loan, the master servicer or any sub-servicer is limited in its ability to initiate foreclosure proceedings. When it is determined, either by the master servicer or any sub-
servicer or HUD, that default was caused by circumstances beyond the mortgagor's control, the master servicer or any sub-servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available forms of forbearance plans with the mortgagor. These plans may involve the reduction or suspension of regular mortgage payments for a specified period, with the payments to be made up on or before the maturity date of the mortgage, or the recasting of payments due under the mortgage up to or beyond the maturity

                                       52

date. In addition, when a default caused by circumstances beyond the mortgagor's control is accompanied by certain other criteria, HUD may provide relief by making payments to the master servicer or any sub-servicer in partial or full satisfaction of amounts due under the mortgage loan (which payments are to be repaid by the mortgagor to HUD) or by accepting assignment of the loan from the master servicer or any sub-servicer. With certain exceptions, at least three full monthly installments must be due and unpaid under the mortgage loan and HUD must have rejected any request for relief from the mortgagor before the master servicer or any sub-servicer may initiate foreclosure proceedings.

    HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Currently, claims are being paid in cash, and claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debentures interest rate. The master servicer or any sub-servicer of each FHA-
insured mortgage loan will be obligated to purchase the debenture issued in satisfaction of the mortgage loan upon default for an amount equal to the principal amount of the debenture.

    The amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted mortgage loan adjusted to reimburse the master servicer or sub-servicer for certain costs and expenses and to deduct certain amounts received or retained by the master servicer or sub-servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the master servicer or sub-servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for accrued and unpaid interest but in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the mortgage loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA-insured mortgage loan, bears interest from a date 30 days after the mortgagor's first uncorrected failure to perform any obligation to make any payment due under the mortgage loan and, upon assignment, from the date of assignment to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate as described above.

    Mortgage loans designated in the related prospectus supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's
Readjustment Act of 1944, as amended. The Serviceman's Readjustment Act of
1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guarantee of mortgage loans of up to 30 years' duration. However, no mortgage loan guaranteed by the VA will have an original principal amount greater than five times the partial VA guaranty for the mortgage loan.

    The liability on the guaranty may be reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. The
VA, at its option and without regard to the guaranty, may make full payment to a mortgage holder of unsatisfied indebtedness on a mortgage upon its assignment to the VA.

    With respect to a defaulted VA guaranteed mortgage loan, the master servicer or sub-servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim for the guaranty is submitted after liquidation of the mortgaged property.

    The amount payable under the guaranty will be the percentage of the VA-
insured mortgage loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in the VA regulations.
Payments under the guaranty will be equal to the unpaid principal amount of the loan, interest accrued on the unpaid balance of the loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that the amounts have not been recovered through liquidation of the mortgaged property. The amount payable under the guaranty may in no event exceed the amount of the original guaranty.

    Application of Liquidation Proceeds. Unless the related pooling and servicing agreement provides for a different application of liquidation proceeds, the proceeds from any liquidation of a mortgage loan will be applied in the following order of priority:

                                       53

      first, to reimburse the master servicer for any unreimbursed expenses incurred by it to restore the related mortgaged property and any unreimbursed servicing compensation payable to the master servicer with respect to the mortgage loan;

      second, to reimburse the master servicer for any unreimbursed advances with respect to the mortgage loan;

      third, to accrued and unpaid interest (to the extent no advance has been made for the amount) on the mortgage loan; and

      fourth, as a recovery of principal of the mortgage loan.

    If a final liquidation of a mortgage loan resulted in a realized loss and thereafter the master servicer receives a recovery specifically related to that mortgage loan, such recovery (net of any reimbursable expenses) shall be distributed to the certificateholders in the same manner as prepayments received in the prior calendar month, to the extent that the related realized loss was allocated to any class of certificates. In addition, the class certificate balance of each class of certificates to which realized losses have been allocated, will be increased, sequentially in the order of payment priority, to the extent that such subsequent recoveries are distributed as principal to any class of certificates. However, the class certificate balance of each such class of certificates will not be increased by more than the amount of realized losses previously applied to reduce the class certificate balance of each such class of certificates. Holders of certificates whose class certificate balance is increased in this manner will not be entitled to interest on the increased balance for any interest accrual period preceding the distribution date on which the increase occurs. The foregoing provisions will apply even if the class certificate balance of a class of certificates was previously reduced to zero. Accordingly, each class of certificates will be considered to remain outstanding until the termination of the related trust.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

    The principal servicing compensation to be paid to the master servicer in respect of its master servicing activities for each series of certificates will be equal to the percentage per annum described in the related prospectus supplement (which may vary under certain circumstances) of the outstanding principal balance of each mortgage loan, and the compensation will be retained by it from collections of interest on the mortgage loan in the related trust fund. As compensation for its servicing duties, a sub-servicer or, if there is no sub-servicer, the master servicer will be entitled to a monthly servicing fee as described in the related prospectus supplement. In addition, generally the master servicer or a sub-servicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from mortgagors, and any benefit that may accrue as a result of the investment of funds in the applicable Certificate Account.

    The master servicer will, to the extent provided in the related pooling and servicing agreement, pay or cause to be paid certain ongoing expenses associated with each trust fund and incurred by it in connection with its responsibilities under the related pooling and servicing agreement, including, without limitation, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of sub-
servicers and sellers. The master servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of sub-servicers and sellers under certain limited circumstances. In addition, as indicated in the preceding section, the master servicer will be entitled to reimbursement for certain expenses incurred by it in connection with any defaulted mortgage loan as to which it has determined that all recoverable liquidation proceeds and insurance proceeds have been received (a "LIQUIDATED MORTGAGE"), and in connection with the restoration of mortgaged properties, the right of reimbursement being before the rights of certificateholders to receive any related liquidation proceeds (including insurance proceeds).

EVIDENCE AS TO COMPLIANCE

    Each pooling and servicing agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by the firm conducted substantially in compliance with the Audit
Guide for Audits of HUD Approved Nonsupervised Mortgagees, the Uniform Single
Attestation Program for Mortgage Bankers or the Audit Program for

                                       54

Mortgages serviced for Freddie Mac, the servicing by or on behalf of the master servicer of mortgage loans, Private Mortgage-Backed Securities or Agency
Securities, under pooling and servicing agreements substantially similar to each other (including the related pooling and servicing agreement) was conducted in compliance with those agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit
Program for Mortgages serviced for Freddie Mac or the Uniform Single
Attestation Program for Mortgage Bankers requires it to report. In rendering its statement the firm may rely, as to matters relating to the direct servicing of mortgage loans, Private Mortgage-Backed Securities or Agency Securities by
sub-servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for
Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac
(rendered within one year of the statement) of firms of independent public accountants with respect to the related sub-servicer.

    Each pooling and servicing agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the pooling and servicing agreement throughout the preceding year.

    Copies of the annual accountants' statement and the statement of officers of the master servicer may be obtained by certificateholders of the related series without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

LIST OF CERTIFICATEHOLDERS

    Each pooling and servicing agreement will provide that three or more holders of certificates of any series may, by written request to the trustee, obtain access to the list of all certificateholders maintained by the trustee for the purpose of communicating with other certificateholders with respect to their rights under the pooling and servicing agreement and the certificates.

CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE DEPOSITOR

    The master servicer under each pooling and servicing agreement will be named in the related prospectus supplement. The entity serving as master servicer may be an affiliate of the depositor and may have other business relationships with the depositor or the depositor's affiliates.

    Each pooling and servicing agreement will provide that the master servicer may not resign from its obligations and duties under the pooling and servicing agreement except

       o     upon appointment of a successor servicer and receipt by the trustee of a letter from each rating agency rating the related transaction that such a resignation and appointment will not result in a downgrading of the rating of any of the certificates of the related series, or

       o     upon a determination that the performance by it of its duties under the pooling and servicing agreement is no longer permissible under applicable law.

No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the pooling and servicing agreement.

    Each pooling and servicing agreement will further provide that neither the master servicer, the depositor nor any director, officer, employee, or agent of the master servicer or the depositor will be under any liability to the related trust fund or certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the pooling and servicing agreement, or for errors in judgment. However, neither the master servicer, the depositor nor any director, officer, employee, or agent of the master servicer or the depositor will be protected against any liability that would otherwise be imposed for willful misfeasance, bad faith or negligence in the performance of duties under the pooling and servicing agreement or for reckless disregard of obligations and duties under the pooling and servicing agreement. Each pooling and servicing agreement will further provide that the master servicer, the depositor and any director, officer, employee or agent of the master servicer or the depositor will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the pooling and servicing agreement or the certificates, other than any loss, liability or expense related to any specific Mortgage Asset or Mortgage Assets

                                       55

(except any loss, liability or expense otherwise reimbursable pursuant to the pooling and servicing agreement) and any loss, liability or expense incurred for willful misfeasance, bad faith or negligence in the performance of duties under the pooling and servicing agreement or for reckless disregard of obligations and duties under the pooling and servicing agreement. In addition, each pooling and servicing agreement will provide that neither the master servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the pooling and servicing agreement and that in its opinion may involve it in any expense or liability. The master servicer or the depositor may, however, in its discretion undertake any action that it deems appropriate with respect to the pooling and servicing agreement and the rights and duties of the parties to the pooling and servicing agreement and the interests of the certificateholders under the pooling and servicing agreement.
In that event, the legal expenses and costs of the action and any liability resulting from it will be expenses, costs and liabilities of the trust fund, and the master servicer or the depositor, as the case may be, will be entitled to be reimbursed for them out of funds otherwise distributable to certificateholders.

    Any person into which the master servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer is a party, or any person succeeding to the business of the master servicer, will be the successor of the master servicer under each pooling and servicing agreement, provided that the person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, Fannie Mae or Freddie Mac and further provided that the merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of certificates of any series that have been rated.

EVENTS OF DEFAULT

    The applicable prospectus supplement may provide for other events of default, but if it does not, then events of default under each pooling and servicing agreement will consist of

       o     any failure by the master servicer to deposit in the Certificate
             Account or remit to the trustee any payment which continues unremedied for five days after the giving of written notice of the failure to the master servicer by the trustee or the depositor, or to the master servicer and the trustee by the holders of
             certificates having not less than 25% of the voting rights evidenced by the certificates;

       o     any failure by the master servicer to observe or perform in any material respect any of its other covenants or agreements in the pooling and servicing agreement which failure materially affects the rights of certificateholders that continues unremedied for sixty days after the giving of written notice of the failure to the master servicer by the trustee or the depositor, or to the master servicer and the trustee by the holders of certificates of any class evidencing not less than 25% of the voting rights evidenced by the certificate; and

       o     certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the master servicer indicating its insolvency, reorganization or inability to pay its obligations.

"VOTING RIGHTS" are the portion of voting rights of all of the certificates that is allocated to any certificate pursuant to the terms of the pooling and servicing agreement.

    If specified in the related prospectus supplement, the pooling and servicing agreement will permit the trustee to sell the Mortgage Assets and the other assets of the trust fund if payments on them are insufficient to make payments required in the pooling and servicing agreement. The assets of the trust fund will be sold only under the circumstances and in the manner specified in the related prospectus supplement.

RIGHTS UPON EVENT OF DEFAULT

    So long as an event of default under a pooling and servicing agreement remains unremedied, the depositor or the trustee may, and at the direction of holders of certificates having not less than 66 2/3% of the voting rights and under any other circumstances specified in the pooling and servicing agreement, the trustee shall, terminate all of the rights and obligations of the master servicer under the pooling and servicing agreement relating to the trust fund and in the Mortgage Assets, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the pooling and servicing agreement, including, if specified in the related prospectus

                                       56

supplement, the obligation to make advances, and will be entitled to similar compensation arrangements. If the trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution with a net worth of at least
$10,000,000 to act as successor to the master servicer under the pooling and servicing agreement. Pending appointment, the trustee is obligated to act as master servicer. The trustee and any successor may agree upon the servicing compensation to be paid to the successor servicer, which may not be greater than the compensation payable to the master servicer under the pooling and servicing agreement.

    No certificateholder, solely by virtue of its status as a certificateholder, will have any right under any pooling and servicing agreement to institute any proceeding with respect to the pooling and servicing agreement, unless the holder previously has given to the trustee written notice of default and unless the holders of any class of certificates of the series evidencing not less than
25% of the voting rights have requested the trustee in writing to institute a proceeding in its own name as trustee and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute the proceeding.

AMENDMENT

    The applicable prospectus supplement may specify other amendment provisions, but if it does not, then each pooling and servicing agreement may be amended by the depositor, the master servicer and the trustee, without the consent of any of the certificateholders,

             (a) to cure any ambiguity or mistake;

             (b) to correct any defective provision therein or to supplement any provision in the pooling and servicing agreement that may be inconsistent with any other provision in it;

             (c) to conform the pooling and servicing agreement to the final prospectus supplement provided to investors in accordance with the initial offering of the certificates;

             (d) to add to the duties of the depositor, the seller or the master servicer;

             (e) to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement to comply with any rules or regulations promulgated by the
                 Securities and Exchange Commission from time to time;

             (f) to add any other provisions with respect to matters or questions arising under the pooling and servicing agreement; or

             (g) to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement.

However, no action pursuant to clauses (e), (f) or (g) may, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any certificateholder. But no opinion of counsel will be required if the person requesting the amendment obtains a letter from each rating agency requested to rate the class or classes of certificates of the series stating that the amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to the certificates.

    In addition, the related pooling and servicing agreement may be amended to modify, eliminate or add to any of its provisions to the extent necessary to maintain the qualification of the related trust fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the REMIC, if a REMIC election is made with respect to the trust fund, or to comply with any other requirements of the Code, if the trustee has received an opinion of counsel to the effect that the action is necessary or helpful to maintain the qualification, avoid or minimize that risk or comply with those requirements, as applicable.

    The applicable prospectus supplement may specify other amendment provisions, but if it does not, then each pooling and servicing agreement may also be amended by the depositor, the master servicer and the trustee with the consent of holders of certificates of the series evidencing a majority in interest of each class adversely

                                       57

affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the related certificates. However, no amendment may

             (a) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Assets that are required to be distributed on any certificate without the consent of the
                 holder of the certificate,

             (b) amend, modify, add to, rescind or alter in any respect the provisions of the pooling and servicing agreement restricting the trust fund from engaging in any activity that would
                 disqualify the trust fund from being a qualifying special
                 purpose entity under generally accepted accounting principles without the consent of the holders of certificates evidencing percentage interests aggregating 66 2/3% (provided however that no certificates held by the seller, the depositor or any
                 affiliate shall be given effect for the purpose of such
                 calculation), or

             (c) reduce the aforesaid percentage of certificates of any class of holders that is required to consent to the amendment without the consent of the holders of all certificates of the class covered by the pooling and servicing agreement then
                 outstanding.

If a REMIC election is made with respect to a trust fund, the trustee will not be entitled to consent to an amendment to the related pooling and servicing agreement without having first received an opinion of counsel to the effect that the amendment will not cause the trust fund to fail to qualify as a REMIC.

TERMINATION; OPTIONAL TERMINATION

    Generally, the obligations created by each pooling and servicing agreement for each series of certificates will terminate upon the payment to the related certificateholders of all amounts held in the Certificate Account or by the master servicer and required to be paid to them pursuant to the pooling and servicing agreement following the later of

       o     the final payment or other liquidation of the last of the Mortgage
             Assets subject to it or the disposition of all property acquired upon foreclosure of the Mortgage Assets remaining in the trust fund
             and

       o     the purchase by the master servicer or, if REMIC treatment has been elected and if specified in the related prospectus supplement, by the holder of the residual interest in the REMIC (see "Material
             Federal Income Tax Consequences" in this prospectus and in the related prospectus supplement), from the related trust fund of all of the remaining Mortgage Assets and all property acquired in respect of the Mortgage Assets.

    Any purchase of Mortgage Assets and property acquired in respect of Mortgage
Assets evidenced by a series of certificates will be made at the option of the master servicer or the party specified in the related prospectus supplement, including the holder of the REMIC residual interest, at a price, and in accordance with the procedures, specified in the related prospectus supplement.
The exercise of that right will effect early retirement of the certificates of that series, but the right of the master servicer or the other party or, if applicable, the holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related Mortgage Assets being less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the Mortgage Assets at the cut-off date for the series.
The foregoing is subject to the provision that if a REMIC election is made with respect to a trust fund, any repurchase pursuant to the second bulleted item above will be made only in connection with a "qualified liquidation" of the
REMIC within the meaning of Code Section 860F(a)(4).

THE TRUSTEE

    The trustee under each pooling and servicing agreement will be named in the applicable prospectus supplement. The commercial bank or trust company serving as trustee may have normal banking relationships with the depositor, the master servicer and any of their respective affiliates.

                                       58

                   CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

    The following discussion contains summaries, which are general in nature, of certain legal matters relating to the mortgage loans. Because the legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete or to reflect the laws of any particular state or to encompass the laws of all states in which the security for the mortgage loans is situated. If more than ten percent (by principal balance) of the mortgage loans in the trust fund for any series are located in a single state, the prospectus, as supplemented by the related prospectus supplement, will disclose all material legal matters relating to the mortgage loans in that state.

GENERAL

    The mortgage loans will be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. Deeds of trust are used almost exclusively in California instead of mortgages. Mortgages are used in New York instead of deeds of trust. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not before the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender.
Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

    Cooperatives. Certain of the mortgage loans may be cooperative loans. The cooperative owns all the real property that comprises the project, including the land, separate dwelling units and all common areas. The cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the cooperative or underlying land or both, as is generally the case, the cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with the construction or purchase of the cooperative's apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which that cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the cooperative to refinance this mortgage and its consequent inability to make the final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or, in the case of a trust fund including cooperative loans, the collateral securing the cooperative loans.

    The cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing the tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying rights is financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or

                                       59

occupancy agreement, and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral.
Subject to the limitations discussed below, upon default of the tenant-
stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

FORECLOSURE AND REPOSSESSION

    Deed of Trust. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In certain states, foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, such as California, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of any notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lien holders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, including California, published for a specified period of time in one or more newspapers. In addition, these notice provisions require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. In
California, the entire process from recording a notice of default to a non-
judicial sale usually takes four to five months, but can take longer if the borrower seeks bankruptcy protection or other events intervene.

    In some states, including California, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorney's fees, which may be recoverable by a lender.

    Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are sometimes not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

    Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure.
Thereafter, the lender will assume the burden of ownership, including obtaining hazard insurance and making repairs at its own expense necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

                                       60

    Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

    Cooperative Loans. The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's certificate of incorporation and bylaws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by the tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by the tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate the lease or agreement if an obligor fails to make payments or defaults in the performance of covenants required under it.
Typically, the lender and the cooperative enter into a recognition agreement, which establishes the rights and obligations of both parties upon a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

    The recognition agreement generally provides that, if the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate the lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from the sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under the proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-
stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest on it.

    Recognition agreements also provide that upon foreclosure of a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

    In some states, such as New York, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the
UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner.
Whether a foreclosure sale has been conducted in a "commercially reasonable"
manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

    Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "Anti-Deficiency Legislation and Other
Limitations on Lenders."

    In the case of foreclosure on a building converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws that apply to certain tenants who elected to remain in the building but who did not purchase shares in the cooperative when the building was so converted.

                                       61

RIGHTS OF REDEMPTION

    In some states after a sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states, including California, this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In New York, the borrower may not redeem the property after a foreclosure sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender after judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

    Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California and New York, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or a sale under a deed of trust. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the current fair market value of the property at the time of the foreclosure sale. As a result of these prohibitions, it is anticipated that in most instances the master servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting mortgagors.

    Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, such as New York, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting that security. However, in some of these states, following judgment on a personal action, the lender may be considered to have elected a remedy and may be precluded from exercising other remedies with respect to the security.
Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

    In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, upon waste of the property.

    In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Servicemembers Civil Relief Act and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize on its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. And in certain instances a bankruptcy court may allow a borrower to reduce the monthly payments, change the rate of interest, and alter the mortgage loan repayment schedule for under collateralized mortgage loans. The effect of these types of proceedings can be to cause delays in receiving payments on the loans underlying certificates and even to reduce the aggregate amount of payments on the loans underlying certificates.

    The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of mortgage loans. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures
Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit
Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities on lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans or contracts.

    Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award

                                       62

unless the creditor establishes that the sale of the collateral (which, in the case of a cooperative loan, would be the shares of the cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

ENVIRONMENTAL RISKS

    Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states that lien has priority over the lien of an existing mortgage on the property. In addition, under the federal Comprehensive
Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the
EPA may impose a lien on property where the EPA has incurred clean-up costs.
However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

    Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an "owner" or "operator" for the costs of addressing releases or threatened releases of hazardous substances at a mortgaged property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for the costs on any and all "responsible parties," including owners or operators. However,
CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest but does not "participate in the management" of the property. Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator"
under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including when it holds the facility or property as an investment (including leasing the facility or property to a third party), or fails to market the property in a timely fashion.

    Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender, was historically a matter of judicial interpretation of the statutory language. Court decisions were inconsistent and, in fact, in 1990, the Court of Appeals for the Eleventh
Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of a borrower's business to deny the protection of the secured creditor exemption to the lender. In 1996, Congress enacted the
Asset Conservation, Lender Liability and Deposit Insurance Protection Act
("ASSET CONSERVATION ACT"), which provides that, in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of either the property or the borrower.
The Asset Conservation Act also provides that participation in the management of the property does not include `merely having the capacity to influence, or unexercised right to control' operations. Rather, a lender will lose the protection of the secured creditor exemption only if it exercises decision-
making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property.

    If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that the costs arising from the circumstances set forth above would result in a loss to certificateholders.

    CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and
Recovery Act ("RCRA"), which regulates underground petroleum storage tanks
(except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks (USTs) under Subtitle I of RCRA. Under that rule a lender with a security interest in an UST or real property containing an UST is not liable as an "owner" or "operator" so long as the lender does not engage in decision making control of the use, storage, filing or dispensing of petroleum contained in the UST, exercise control over the daily operation of the UST, or engage in petroleum production, refining or marketing. Moreover, under the
Asset Conservation Act, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground petroleum storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law,

                                       63

which may not provide for any specific protection for secured creditors, or alternatively, may not impose liability on secured creditors at all.

    Except as otherwise specified in the applicable prospectus supplement, at the time the mortgage loans were originated, no environmental assessment or a very limited environmental assessment of the Mortgage Properties was conducted.

DUE-ON-SALE CLAUSES

    Generally, each conventional mortgage loan will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the mortgaged property, the loan may be accelerated by the mortgagee. In recent years, court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce these clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St
Germain Depository Institutions Act of 1982 (the "GARN-ST GERMAIN ACT"),
subject to specified exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Garn-St Germain Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related mortgaged property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the mortgage loans and the number of mortgage loans which may extend to maturity.

PREPAYMENT CHARGES

    Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the mortgaged properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed on many of the mortgage loans. The absence of this restraint on prepayment, particularly with respect to fixed rate mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirement of the loans or contracts.

APPLICABILITY OF USURY LAWS

    Title V of the depository Institutions Deregulation and Monetary Control Act
of 1980, enacted in March 1980 ("TITLE V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift
Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects an application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges, or both.

SERVICEMEMBERS CIVIL RELIEF ACT

    Generally, under the terms of the Servicemembers Civil Relief Act (the
"RELIEF ACT"), a borrower who enters military service after the origination of the borrower's mortgage loan (including a borrower who is a member of the
National Guard or is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that this interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the master servicer to collect full amounts of interest on some of the mortgage loans. Unless the applicable prospectus supplement provides a special feature for a particular trust fund, any shortfall in interest collections resulting from the application of the
Relief Act could result in losses to the holders of the certificates. In addition, the Relief Act imposes limitations which would impair the ability of the master servicer to foreclose on an affected mortgage loan during the borrower's period of active

                                       64

duty status. Thus, if an affected mortgage loan goes into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is the opinion of Sidley Austin Brown & Wood LLP, counsel to the depositor, as to the material federal income tax consequences of the purchase, ownership, and disposition of certificates. The opinion of Sidley
Austin Brown & Wood LLP is based on laws, regulations, administrative rulings, and judicial decisions now in effect, all of which are subject to change either prospectively or retroactively. The following discussion does not describe aspects of federal tax law that are unique to insurance companies, securities dealers and investors who hold certificates as part of a straddle within the meaning of Section 1092 of the Internal Revenue Code of 1986, as amended (the
"CODE"). Prospective investors are encouraged to consult their tax advisors regarding the federal, state, local, and any other tax consequences to them of the purchase, ownership, and disposition of certificates.

GENERAL

    The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether a REMIC election will be made.

NON-REMIC CERTIFICATES

    If a REMIC election is not made, the trust fund will not be classified as an association taxable as a corporation and that each trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of chapter 1 of subtitle A of the Code. In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described below. Sidley Austin Brown & Wood LLP will issue an opinion confirming the above-stated conclusions for each trust fund for which no REMIC election is made.

 a. SINGLE CLASS OF CERTIFICATES

    Characterization. The trust fund may be created with one class of certificates. In this case, each certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans in the
Pool. Any amounts received by a certificateholder in lieu of amounts due with respect to any mortgage loans because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

    Each certificateholder will be required to report on its federal income tax return in accordance with its method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by certificates, including interest, original issue discount ("OID"), if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund. Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent expenses of the trust fund plus their other miscellaneous itemized deductions (as defined in the Code) exceed two percent of their adjusted gross income. A certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the master servicer. A certificateholder using an accrual method of accounting must take into account its pro rata share of income as it accrues, or when received if the income is received before it accrues, and must take into account its pro rata share of deductions as they accrue. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of any excess could be considered as an ownership interest retained by the master servicer (or any person to whom the master servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the mortgage loans. The mortgage loans would then be subject to the "coupon stripping" rules of the Code discussed below.

                                       65

    Generally, as to each series of certificates:

       o     a certificate owned by a "domestic building and loan association"
             within the meaning of Code Section 7701(a)(19) representing principal and interest payments on mortgage loans will be
             considered to represent "loans ... secured by an interest in real property which is ... residential property" within the meaning of
             Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans represented by that certificate are of a type described in that Code section;

       o     a certificate owned by a real estate investment trust representing an interest in mortgage loans will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest income on the mortgage loans will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage loans represented by that certificate are of a type described in that Code section; and

       o     a certificate owned by a REMIC will represent an "obligation ...
             which is principally secured, directly or indirectly, by an interest in real property" within the meaning of Code Section
             860G(a)(3).

    Buydown Loans. Certain trust funds may hold buydown loans. These loans can be secured not only by a mortgage on real property but also by a pledged account that is drawn upon to subsidize the mortgagor's monthly mortgage payments for a limited period of time. So long as the loan value of the real property at least equals the amount of the loan, then for purposes of the above-described requirements, the mortgage loan will be treated as fully secured by real property. If the loan value of the real property is less than the amount of the loan, then, a certificateholder could be required to treat the loan as one secured by an interest in real property only to the extent of the loan value of the real property. The related prospectus supplement for any series of certificates will specify whether apportionment would be required.

    Premium. The price paid for a certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan based on each mortgage loan's relative fair market value, so that the holder's undivided interest in each mortgage loan will have its own tax basis. A certificateholder that acquires an interest in mortgage loans at a premium generally may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans were originated.
Amortizable bond premium will be treated as an offset to interest income on the certificate. The basis for the certificate will be reduced to the extent that amortizable premium is applied to offset interest payments.

    If a reasonable prepayment assumption is used to amortize premium, it appears that any loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

    Regulations dealing with amortizable bond premium (the "Amortizable Bond
Premium Regulations") do not apply to prepayable debt instruments subject to
Code Section 1272(a)(6). Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above.
Prospective purchasers of the certificates are encouraged to consult their tax advisors regarding the possible application of the Amortizable Bond Premium
Regulations.

    Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the special rules of the Code relating to "original issue discount" (currently Code Sections 1271 through 1273 and 1275) will be applicable to a certificateholder's interest in those mortgage loans meeting the conditions necessary for these sections to apply. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "---Multiple Classes of Certificates---
Certificates Representing Interests in Loans Other Than ARM Loans."

    Market Discount. A certificateholder that acquires an undivided interest in mortgage loans may be subject to the market discount rules of Code Sections
1276 through 1278 to the extent an undivided interest in a mortgage loan is considered to have been purchased at a "market discount." The amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan allocable to the holder's undivided interest in the mortgage loans over the holder's tax basis in the undivided interest. Market discount with respect to a certificate will

                                       66

be considered to be zero if the amount allocable to the certificate is less than 0.25% of the certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued;
therefore, investors are advised to consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

    The Code provides that any principal payment or any gain on disposition of a market discount bond shall generally be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

    The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Although the
Treasury Department has not yet issued regulations, rules described in the relevant legislative history describes how market discount should be accrued on instruments bearing market discount. According to the legislative history, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of the total remaining market discount and a fraction, the numerator of which is the
OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period. For certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of the total remaining market discount and a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of these methods in the case of instruments that provide for payments that may be accelerated due to prepayments of other obligations securing the instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply.

    A holder who acquired a certificate at a market discount also may be required to defer, until the maturity date of the certificate or its earlier disposition in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the certificate in excess of the aggregate amount of interest (including OID) includible in the holder's gross income for the taxable year with respect to the certificate. The amount of the net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the certificate for the days during the taxable year on which the holder held the certificate and, in general, would be deductible when the market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the certificate matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. This deferral rule does not apply if the certificateholder elects to include the market discount in income currently as it accrues on all market discount obligations acquired by the certificateholder in that taxable year or thereafter.

    Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If an election to treat all interest as OID were to be made with respect to a certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See "---
Single Class of Certificates---Premium." The election to accrue interest, discount and premium on a constant yield method with respect to a certificate cannot be revoked without the consent of the IRS.

                                       67

 b. MULTIPLE CLASSES OF CERTIFICATES

    1. Stripped Bonds and Stripped Coupons

    Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that the stripped interest is created. If a trust fund is created with two classes of certificates, one class of certificates may represent the right to principal and interest, or principal only, on all or a portion of the mortgage loans (the "STRIPPED BOND
CERTIFICATES"), while the second class of certificates may represent the right to some or all of the interest on the same mortgage loans (the "Stripped Coupon
Certificates").

    Servicing fees in excess of reasonable servicing fees ("EXCESS SERVICING")
will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the mortgage loan principal balance) or the certificates are initially sold with a de minimis discount
(which amount may be calculated without a prepayment assumption), any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a mortgage loan by mortgage loan basis, which could result in some mortgage loans being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and "Multiple
Classes of Senior Certificates-Stripped Bonds and Stripped Coupons."

    Although current authority is not entirely clear, a Stripped Bond
Certificate should be treated as an interest in mortgage loans issued on the day the certificate is purchased for purposes of calculating any OID.
Generally, if the discount on a mortgage loan is larger than a de minimis amount (as calculated for purposes of the OID rules) a purchaser of the certificate will be required to accrue the discount under the OID rules of the
Code. See "--Non-REMIC Certificates" and "--Single Class of Certificates-
Original Issue Discount." However, a purchaser of a Stripped Bond Certificate will be required to account for any discount on the mortgage loans as market discount rather than OID if either the amount of OID with respect to the mortgage loan is treated as zero under the OID de minimis rule when the certificate was stripped or no more than 100 basis points (including any amount of servicing fees in excess of reasonable servicing fees) is stripped off of the trust fund's mortgage loans.

    The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan. However, it appears that all payments from a mortgage loan underlying a Stripped Coupon Certificate should be treated as a single installment obligation subject to the OID rules of the
Code, in which case, all payments from the mortgage loan would be included in the mortgage loan's stated redemption price at maturity for purposes of calculating income on the Stripped Coupon Certificate under the OID rules of the Code.

    Based on current authority it is unclear under what circumstances, if any, the prepayment of mortgage loans will give rise to a loss to the holder of a
Stripped Bond Certificate purchased at a premium or a Stripped Coupon
Certificate. If the certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to the certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate faster than the assumed prepayment rate. However, if a certificate is treated as an interest in discrete mortgage loans, or if no prepayment assumption is used, then when a mortgage loan is prepaid, any certificate so treated should be able to recognize a loss equal to the portion of the unrecovered premium of the certificate that is allocable to the mortgage loan.

    Holders of Stripped Bond Certificates and Stripped Coupon Certificates are
encouraged to consult with their own tax advisors regarding the proper treatment of these certificates for federal income tax purposes.

    2.Certificates Representing Interests in Loans Other Than ARM Loans

    The original issue discount rules of Code Sections 1271 through 1275 will generally be applicable to mortgages of corporations originated after May 27,
1969, mortgages of noncorporate mortgagors (other than

                                       68

individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable
Code provisions, or under certain circumstances, by the presence of "teaser"
rates (i.e., the initial rates on the mortgage loans are lower than subsequent rates on the mortgage loans) on the mortgage loans.

    OID on each certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to the income. The amount of OID required to be included in an owner's income in any taxable year with respect to a certificate representing an interest in mortgage loans other than mortgage loans with interest rates that adjust periodically ("ARM LOANS") likely will be computed as described under "--Accrual of Original Issue Discount." The following discussion is based in part on Treasury regulations issued under Code
Sections 1271 through 1273 and 1275 (the "OID REGULATIONS") and in part on the provisions of the Tax Reform Act of 1986 (the "1986 Act"). The OID Regulations
generally are effective for debt instruments issued on or after April 4, 1994, but may be relied upon as authority with respect to debt instruments issued after December 21, 1992. In applying these dates, the issued date of the mortgage loans should be used, or, in the case of Stripped Bond Certificates or
Stripped Coupon Certificates, the date the certificates are acquired. The holder of a certificate should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities.

    Under the Code, the mortgage loans underlying the certificates will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of the mortgage loan's stated redemption price at maturity over its issue price. The issue price of a mortgage loan is generally the amount lent to the mortgagee, which may be adjusted to take into account certain loan origination fees. The stated redemption price at maturity of a mortgage loan is the sum of all payments to be made on the mortgage loan other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described under "--Accrual of Original Issue Discount,"
will, unless otherwise specified in the related prospectus supplement, utilize the original yield to maturity of the certificates calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the certificates (the "PREPAYMENT ASSUMPTION"), and will take into account events that occur during the calculation period. The legislative history of the 1986
Act (the "LEGISLATIVE HISTORY") provides, however, that the regulations will require that the Prepayment Assumption be the prepayment assumption that is used in determining the offering price of the certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate. However, no other legal authority provides guidance with regard to the proper method for accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the master servicer intends to calculate and report OID under the method described in "--Accrual of
Original Issue Discount."

    Accrual of Original Issue Discount. Generally, the owner of a certificate must include in gross income the sum of the "daily portions," as defined below, of the OID on any certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations.
A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period (or shorter period from the date of original issue) that ends on the day in the calendar year corresponding to each of the distribution dates on the certificates (or the day before each date).
This will be done, in the case of each full month accrual period, by adding the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment Assumption) of all remaining payments to be received under the Prepayment Assumption on the respective component and any payments received during the same accrual period, and subtracting from that total the "adjusted issue price" of the respective component at the beginning of the same accrual period. The adjusted issue price of a certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment made at the end of or during that accrual period. The OID accruing during the accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly

                                      69

accrual period, the daily portions of OID must be determined according to an appropriate allocation under any reasonable method.

    Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal.
Accordingly, if mortgage loans acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of those mortgage loans, no original issue discount attributable to the difference between the issue price and the original principal amount of those mortgage loans (e.g., due to points)
will be includible by the holder. Other original issue discount on the mortgage loans (e.g., that arising from a "teaser" rate) would still need to be accrued.

    3. Certificates Representing Interests in ARM Loans

    The OID Regulations do not address the treatment of instruments, such as the certificates, which represent interests in ARM Loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to instruments that represent interests in ARM Loans. In the absence of any authority, the trustee will report OID on certificates attributable to ARM
Loans ("STRIPPED ARM OBLIGATIONS") to holders in a manner it believes is consistent with the rules described under the heading "--Certificates
Representing Interests in Loans Other Than ARM Loans" and with the OID
Regulations. As such, for purposes of projecting the remaining payments and the projected yield, the assumed rate payable on the ARM Loans will be the fixed rate equivalent on the issue date. Application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to the income. Further, the addition of interest deferred due to negative amortization ("Deferred Interest") to the principal balance of an
ARM Loan may require the inclusion of the interest deferred due to negative amortization in the income of the certificateholder when it accrues.
Furthermore, the addition of Deferred Interest to the certificate's principal balance will result in additional income (including possibly OID income) to the certificateholder over the remaining life of the certificates.

    Because the treatment of Stripped ARM Obligations is uncertain, investors are encouraged to consult their tax advisors regarding how income will be includible with respect to the certificates.

 c. SALE OR EXCHANGE OF A CERTIFICATE

    Sale or exchange of a certificate before its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the certificate. The adjusted basis of a certificate generally will equal the seller's purchase price for the certificate, increased by the OID included in the seller's gross income with respect to the certificate, and reduced by principal payments on the certificate previously received by the seller. The gain or loss will be capital gain or loss to an owner for which a certificate is a "capital asset" within the meaning of Code
Section 1221, and will be long-term or short-term depending on whether the certificate has been owned for the long-term capital gain holding period
(currently more than one year).

    The certificates will be "evidences of indebtedness" within the meaning of
Code Section 582(c)(1), so that gain or loss recognized from the sale of a certificate by a bank or a thrift institution to which that section applies will be ordinary income or loss.

 d. NON-U.S. PERSONS

    Generally, to the extent that a certificate evidences ownership in underlying mortgage loans that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Code Section 1441 or
1442 to an owner that is not a U.S. Person or a certificateholder holding on behalf of an owner that is not a U.S. Person will be subject to federal income tax, collected by withholding, at a rate of 30% or any lower rate provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of a certificate also will be subject to federal income tax at the same rate. Generally, accrued OID payments would not be subject to withholding to the extent that a certificate evidences ownership in mortgage loans issued after July 18, 1984, by natural persons if the certificateholder complies with certain identification requirements (including delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is not a

                                      70

U.S. Person and providing the name and address of the certificateholder).
Additional restrictions apply to mortgage loans where the mortgagor is not a natural person in order to qualify for the exemption from withholding. Any foreclosure property owned by the trust could be treated as a U.S. real property interest owned by certificateholders.

    As used in this prospectus, a "U.S. Person" means

       o     a citizen or resident of the United States,

       o     a corporation or a partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes)
             organized in or created under the laws of the United States or any
             State thereof or the District of Columbia (unless in the case of a partnership Treasury Regulations provide otherwise),

       o     an estate, the income of which from sources outside the United
             States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or

       o     a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all
             substantial decisions of the trust.

In addition, U.S. Persons would include certain trusts that can elect to be treated as U.S. Persons. A "Non-U.S. Person" is a person other than a U.S.
Person.

    Except where specifically discussed, the discussion below deals with a Non-
U.S. Person who is not holding the certificates as part of its trade or business in the U.S., and because a Non-U.S. Person is not supposed to hold a
Residual Certificate, this summary does not address the consequences of a Non-
U.S. Person holding the Residual Certificates. A Non-U.S. Person who is an
individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the certificates on its own behalf will not be subject to United States federal income taxes on payments of principal, premium, interest or original issue discount on a Security, unless such Non-
U.S. Person is a direct or indirect 10% or greater shareholder of us, a controlled foreign corporation related to us or a bank receiving interest described in Code Section 881(c)(3)(A). To qualify for the exemption from taxation, the Withholding Agent, as defined below, must have received a statement from the individual or corporation that (i) is signed under penalties of perjury by the beneficial owner of the Security, (ii) certifies that such owner is not a U.S. Holder, and (iii) provides the beneficial owner's name and address.

    A "WITHHOLDING AGENT" is the last United States payor (or a non-U.S. payor who is a qualified intermediary, U.S. branch of a foreign person, or withholding foreign partnership) in the chain of payment prior to payment to a
Non-U.S. Person (which itself is not a Withholding Agent). Generally, this statement is made on an IRS Form W-8BEN ("W-8BEN"), which is effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on the form incorrect.
Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the Withholding
Agent reports at least annually to the beneficial owner on IRS Form 1042-S. The beneficial owner must inform the Withholding Agent within 30 days of such change and furnish a new W-8BEN. A Non-U.S. Person who is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the certificates on its own behalf may have substantially increased reporting requirements. In particular, in the case of certificates held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

    A foreign Security holder whose income with respect to its investment in a
Security is effectively connected with the conduct of a U.S. trade or business would generally be taxed as if the holder was a U.S. person provided the holder provides to the Withholding Agent an IRS Form W-8ECI.

                                      71

    Certain securities clearing organizations, and other entities who are not beneficial owners, may be able to provide a signed statement to the Withholding
Agent. However, in such case, the signed statement may require a copy of the beneficial owner's W-8BEN (or the substitute form).

    Generally, a Non-U.S. Person will not be subject to federal income taxes on any amount which constitutes capital gain upon retirement or disposition of a
Security, unless such Non-U.S. Person is an individual who is present in the
United States for 183 days or more in the taxable year of the disposition and such gain is derived from sources within the United States. Certain other exceptions may be applicable, and a Non-U.S. Person should consult its tax advisor in this regard.

    The certificates will not be includible in the estate of a Non-U.S. Person unless the individual is a direct or indirect 10% or greater shareholder of us or, at the time of such individual's death, payments in respect of the certificates would have been effectively connected with the conduct by such individual of a trade or business in the United States.

    Prospective investors are strongly urged to consult their own tax advisors with respect to the Withholding Regulations.

 e. BACKUP WITHHOLDING

    Backup withholding of United States federal income tax may apply to payments made in respect of the certificates to registered owners who are not "exempt recipients" and who fail to provide certain identifying information (such as the registered owner's taxpayer identification number) in the required manner.
Generally, individuals are not exempt recipients, whereas corporations and certain other entities generally are exempt recipients. Payments made in respect of the certificates to a U.S. Holder must be reported to the IRS, unless the U.S. Holder is an exempt recipient or establishes an exemption.
Compliance with the identification procedures described in the preceding section would establish an exemption from backup withholding for those non-U.S.
Persons who are not exempt recipients.

    In addition, upon the sale of a certificate to (or through) a broker, the broker must report the sale and withhold on the entire purchase price, unless either (a) the broker determines that the seller is a corporation or other exempt recipient or (b) the seller certifies that such seller is a non-U.S.
Person (and certain other conditions are met).

    Certification of the registered owner's non-U.S. status would be made normally on an IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence.

    Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner's United States federal income tax provided the required information is furnished to the IRS.

    Prospective investors are strongly urged to consult their own tax advisors with respect to the Withholding Regulations.

REMIC CERTIFICATES

    The trust fund relating to a series of certificates may elect to be treated as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax
(see, however "--Residual Certificates" and "--Prohibited Transactions"), if a
trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described under "Residual
Certificates," the Code provides that a trust fund will not be treated as a
REMIC for that year and thereafter. In that event, the entity may be taxable as a separate corporation, and the related certificates (the "REMIC Certificates")
may not be accorded the status or given the tax treatment described below.
While the Code authorizes the Treasury Department to issue regulations providing relief upon an inadvertent termination of the status of a trust fund as a REMIC, no such regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for
REMIC status are not satisfied. Assuming

                                       72

compliance with all provisions of the related pooling and servicing agreement, each trust fund that elects REMIC status will qualify as a REMIC, and the related certificates will be considered to be regular interests ("Regular
Certificates") or residual interests ("Residual Certificates") in the REMIC. The related prospectus supplement for each series of certificates will indicate whether the trust fund will make a REMIC election and whether a class of certificates will be treated as a regular or residual interest in the REMIC.
With respect to each trust fund for which a REMIC election is to be made, Sidley
Austin Brown & Wood LLP will issue an opinion confirming the conclusions expressed above concerning the status of the trust fund as a REMIC and the status of the certificates as representing regular or residual interests in a
REMIC.

    In general, with respect to each series of certificates for which a REMIC election is made, certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section
7701(a)(19)(C); certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A);
and interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property"
within the meaning of Code Section 856(c)(3)(B). If less than 95% of the REMIC's assets are assets qualifying under any of these Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets. In addition, payments on mortgage loans held pending distribution on the REMIC Certificates will be considered to be real estate assets for purposes of Code Section 856(c).

    In some instances the mortgage loans may not be treated entirely as assets described in the foregoing sections. See, in this regard, the discussion of buydown loans contained in "--Non-REMIC Certificates-Single Class of
Certificates." REMIC Certificates held by a real estate investment trust will not constitute "Government Securities" within the meaning of Code Section
856(c)(4)(A), and REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code Section
851(b)(4)(A)(ii). REMIC Certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Code Section
582(c)(1).

    A "qualified mortgage" for REMIC purposes is any obligation (including certificates of participation in an obligation) that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the
REMIC. The REMIC Regulations provide that manufactured housing or mobile homes
(not including recreational vehicles, campers or similar vehicles) that are
"single family residences" under Code Section 25(e)(10) will qualify as real property without regard to state law classifications.

    Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs (respectively, the "SUBSIDIARY REMIC" or "REMICS" and the
"MASTER REMIC") for federal income tax purposes. Upon the issuance of such a series of certificates, assuming compliance with all provisions of the related pooling and servicing agreement, the Master REMIC as well as each Subsidiary
REMIC will each qualify as a REMIC, and the REMIC Certificates issued by the
Master REMIC and each Subsidiary REMIC, respectively, will be considered to evidence ownership of Regular Certificates or Residual Certificates in the
related REMIC within the meaning of the REMIC provisions. With respect to each trust fund for which more than one REMIC election is to be made, Sidley Austin
Brown & Wood LLP will issue an opinion confirming the conclusions expressed above concerning the status of the Master REMIC and each Subsidiary REMIC as a
REMIC and the status of the certificates as regular or residual interests in a
REMIC.

    Only REMIC Certificates, other than the residual interest in any Subsidiary
REMIC, issued by the Master REMIC will be offered under this prospectus. All
Subsidiary REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be "real estate assets" within the meaning of Code Section 856(c)(4)(A); "loans secured by an interest in real property" under Code Section 7701(a)(19)(C); and whether the income on the certificates is interest described in Code Section 856(c)(3)(B).

 a. REGULAR CERTIFICATES

    General. Except as otherwise stated in this discussion, Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Holders of
Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to Regular
Certificates under an accrual method.

                                      73

    Original Issue Discount and Premium. The Regular Certificates may be issued with OID. Generally, OID, if any, will equal the difference between the "stated
redemption price at maturity" of a Regular Certificate and its "issue price."
Holders of any class of certificates issued with OID will be required to include OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments.
Holders of Regular Certificates (the "REGULAR CERTIFICATEHOLDERS") should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates.

    Rules governing OID are set forth in Code Sections 1271 through 1273 and
1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the
Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The Legislative History provides, however, that Congress intended the regulations to require that the
Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of the Regular Certificates. The prospectus supplement for each series of Regular Certificates will specify the Prepayment
Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the Regular Certificates will prepay at the Prepayment Assumption or at any other rate.

    Regulations governing the calculation of OID on instruments having contingent interest payments (the "Contingent Regulations") specifically do not apply for purposes of calculating OID on debt instruments subject to Code
Section 1272(a)(6), such as the Regular Certificates. Additionally, the OID
Regulations do not contain provisions specifically interpreting Code Section
1272(a)(6). The trustee intends to base its computations on Code Section
1272(a)(6) and the OID Regulations as described in this prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that this methodology represents the correct manner of calculating OID.

    In general, each Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its "stated
redemption price at maturity" over its issue price. The issue price of a
Regular Certificate is the first price at which a substantial amount of Regular
Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). The issue price of a Regular Certificate also includes the amount paid by an initial certificateholder for accrued interest that relates to a period before the issue date of the Regular
Certificate. The stated redemption price at maturity of a Regular Certificate includes the original principal amount of the Regular Certificate, but generally will not include distributions of interest that constitute "qualified stated interest." Qualified stated interest generally means interest unconditionally payable at intervals of one year or less at a single fixed rate or qualified variable rate (as described below) during the entire term of the
Regular Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Regular Certificates with respect to which Deferred Interest will accrue will not constitute qualified stated
interest payments, and the stated redemption price at maturity of the Regular
Certificates includes all distributions of interest as well as principal thereon.

    Where the interval between the issue date and the first distribution date on a Regular Certificate is longer than the interval between subsequent distribution dates, the greater of any original issue discount disregarding the rate in the first period and any interest foregone during the first period is treated as the amount by which the stated redemption price of the certificate exceeds its issue price for purposes of the de minimis rule described below.
The OID Regulations suggest that all or a portion of the interest on a long first period Regular Certificate that is issued with non-de minimis OID will be treated as OID. Where the interval between the issue date and the first distribution date on a Regular Certificate is shorter than the interval between subsequent distribution dates, interest due on the first distribution date in excess of the amount that accrued during the first period would be added to the certificates stated redemption price at maturity. Regular Certificateholders should consult their own tax advisors to determine the issue price and stated
redemption price at maturity of a Regular Certificate. Additionally, it is possible that the IRS could assert that the stated pass-through rate of interest on the Regular Certificates is not unconditionally payable because late payments or nonpayments on the mortgage loans are not penalized nor are there reasonable remedies in place to compel payment on the mortgage loans.
That position, if successful, would require all holders of Regular Certificates to accrue income on the certificates under the OID Regulations.

                                      74

    Under the de minimis rule, OID on a Regular Certificate will be considered to be zero if it is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the
Regular Certificate. For this purpose, the weighted average maturity of the
Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated
redemption price at maturity of the Regular Certificate. Although currently unclear, it appears that the schedule of these distributions should be determined in accordance with the Prepayment Assumption. The Prepayment
Assumption with respect to a series of Regular Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis
OID pro rata as principal payments are received, and income will be capital gain if the Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

    The prospectus supplement with respect to a trust fund may provide for certain Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances (the "SUPER-
PREMIUM CERTIFICATES"). The income tax treatment of Super-Premium Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of
Super-Premium Certificates is the sum of all payments to be made on these
Regular Certificates determined under the Prepayment Assumption, with the result that these Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount (which delays future accruals of OID rather than being immediately deductible) when prepayments on the mortgage loans exceed those estimated under the Prepayment Assumption. As discussed above, the Contingent Regulations specifically do not apply to prepayable debt instruments subject to Code
Section 1272(a)(6), such as the Regular Certificates. However, if the Super-
Premium Certificates were treated as contingent payment obligations, it is unclear how holders of those certificates would report income or recover their basis. In the alternative, the IRS could assert that the stated redemption price at maturity of Super-Premium Certificates should be limited to their principal amount (subject to the discussion under "--Accrued Interest
Certificates"), so that the Regular Certificates would be considered for federal income tax purposes to be issued at a premium. If this position were to prevail, the rules described under "--Regular Certificates-Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a
Super-Premium Certificate. It is possible that a holder of a Super-Premium
Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to the Super-Premium Certificate. Absent further guidance, the trustee intends to treat the Super-Premium Certificates as described in this prospectus.

    Under the REMIC Regulations, if the issue price of a Regular Certificate
(other than those based on a notional amount) does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, the Regular Certificate generally should not be treated as a
Super-Premium Certificate and the rules described under "--Regular
Certificates-Premium" should apply. However, it is possible that certificates issued at a premium, even if the premium is less than 25% of the certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code section 171 is made to amortize the premium.

    Generally, a Regular Certificateholder must include in gross income the
"daily portions," as determined below, of the OID that accrues on a Regular
Certificate for each day a certificateholder holds the Regular Certificate, including the purchase date but excluding the disposition date. The daily portions of OID are determined by allocating to each day in an accrual period the ratable portion of OID allocable to the accrual period. Accrual periods may be of any length and may vary in length over the term of the Regular
Certificates, provided that each accrual period is not longer than one year, begins or ends on a distribution date (except for the first accrual period which begins on the issue date) and begins on the day after the preceding accrual period ends. This will be done, in the case of each full accrual period, by

       o     adding

             o   The present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the Regular Certificates as calculated under the Prepayment

                                       75

                 Assumption) of all remaining payments to be received on the
                 Regular Certificates under the Prepayment Assumption and

             o   any payments included in the stated redemption price at
                 maturity received during the same accrual period, and

       o     subtracting from that total the adjusted issue price of the Regular
             Certificates at the beginning of the same accrual period.

The adjusted issue price of a Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a Regular
Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease (but never below zero) in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment
Assumption. With respect to an initial accrual period shorter than a full accrual period, the daily portions of OID may be determined according to an appropriate allocation under any reasonable method.

    A subsequent purchaser of a Regular Certificate issued with OID who purchases the Regular Certificate at a cost less than the remaining stated
redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that Regular Certificate. In computing the daily portions of OID for a subsequent purchaser of a Regular Certificate
(as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity), however, the daily portion is reduced by the amount that would be the daily portion for the day (computed in accordance with the rules set forth above)
multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by the holder for that Regular Certificate exceeds the following amount:

       o     the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original
             Regular Certificateholder (who purchased the Regular Certificate at its issue price), less

       o     any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

    Variable Rate Regular Certificates. Regular Certificates may provide for interest based on a variable rate. Interest is treated as payable at a variable rate and not as contingent interest if, generally, the issue price does not exceed the original principal balance by more than a specified amount and the interest compounds or is payable at least annually at current values of certain objective rates matured by or based on lending rates for newly borrowed funds.
An objective rate is a rate (other than a qualified floating rate) that is determined using a single fixed formula and that is based on objective financial or economic information. The variable interest generally will be qualified stated interest to the extent it is unconditionally payable at least annually and, to the extent successive variable rates are used, interest is not significantly accelerated or deferred.

    The amount of OID with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described under "--Original Issue
Discount and Premium" by assuming generally that the index used for the variable rate will remain fixed throughout the term of the certificate.
Appropriate adjustments are made for the actual variable rate.

    Although unclear at present, the depositor intends to treat Regular
Certificates bearing an interest rate that is a weighted average of the net interest rates on mortgage loans as variable rate certificates. In such case, the weighted average rate used to compute the initial pass-through rate on the
Regular Certificates will be deemed to be

                                       76

the index in effect through the life of the Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on Regular
Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. This treatment may effect the timing of income accruals on the Regular Certificates. Additionally, if some or all of the mortgage loans are subject to "teaser rates" (i.e., the initial rates on the mortgage loans are less than subsequent rates on the mortgage loans) the interest paid on some or all of the Regular Certificates may be subject to accrual using a constant yield method notwithstanding the fact that these certificates may not have been issued with "true" non-de minimis original issue discount.

    Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates. If such an election were to be made with respect to a Regular Certificate with market discount, a certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See
"--Regular Certificates-Premium." The election to accrue interest, discount and premium on a constant yield method with respect to a certificate cannot be revoked without the consent of the IRS.

    Market Discount. A purchaser of a Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278. Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of a Regular Certificate's stated principal amount or, in the case of a
Regular Certificate with OID, the adjusted issue price (determined for this purpose as if the purchaser had purchased the Regular Certificate from an original holder) over the price for the Regular Certificate paid by the purchaser. A certificateholder that purchases a Regular Certificate at a market discount will recognize income upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code a holder generally will be required to allocate each principal distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the electing certificateholder on or after the first day of the first taxable year to which the election applies.

    Market discount with respect to a Regular Certificate will be considered to be zero if the amount allocable to the Regular Certificate is less than 0.25%
of the Regular Certificate's stated redemption price at maturity multiplied by the Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a Regular Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

    The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

    The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment.
Until regulations are issued by the Treasury, rules described in the
Legislative History will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. For
Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of the total remaining market discount and a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period. For Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of the total remaining market discount and a

                                       77

fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated
interest remaining to be paid at the beginning of the period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Regular Certificates) that provide for payments that may be accelerated due to prepayments of other obligations securing the instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

    A holder of a Regular Certificate that acquires the Regular Certificate at a market discount also may be required to defer, until the maturity date of the
Regular Certificate or its earlier disposition in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the Regular Certificate in excess of the aggregate amount of interest
(including OID) includible in the holder's gross income for the taxable year with respect to the Regular Certificate. The amount of the net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the Regular Certificate for the days during the taxable year on which the holder held the Regular Certificate and, in general, would be deductible when the market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the
Regular Certificate matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. This deferral rule does not apply if the Regular
Certificateholder elects to include the market discount in income currently as it accrues on all market discount obligations acquired by the Regular
Certificateholder in that taxable year or thereafter.

    Premium. A purchaser of a Regular Certificate that purchases the Regular
Certificate at a cost (not including accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to have purchased the Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. It is not clear whether the
Prepayment Assumption would be taken into account in determining the life of the Regular Certificate for this purpose. The trustee intends to account for amortizable bond premium in the manner described in this prospectus. However, the Legislative History states that the same rules that apply to accrual of market discount (which rules require use of a Prepayment Assumption in accruing market discount with respect to Regular Certificates without regard to whether the certificates have OID) will also apply in amortizing bond premium. The Code provides that amortizable bond premium will be allocated among the interest payments on the Regular Certificates and will be applied as an offset against the interest payment. Prospective purchasers of the Regular Certificates should consult their tax advisors regarding the possible application of the
Amortizable Bond Premium Regulations.

    Deferred Interest. Certain classes of Regular Certificates will provide for the accrual of Deferred Interest with respect to one or more ARM Loans. Any
Deferred Interest that accrues with respect to a class of Regular Certificates will constitute income to the holders of the certificates before the time distributions of cash with respect to the Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on the certificates will constitute qualified stated interest or whether all or a portion of the interest payable on the certificates must be included in the stated redemption price at maturity of the certificates and accounted for as
OID (which could accelerate the inclusion). Interest on Regular Certificates must in any event be accounted for under an accrual method by the holders of the certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on the Regular Certificates.

    Effects of Defaults and Delinquencies. Certain series of certificates may contain one or more classes of subordinated certificates, and in the event there are defaults or delinquencies on the mortgage loans, amounts that would otherwise be distributed on the subordinated certificates may instead be distributed on the certificates. Subordinated certificateholders nevertheless will be required to report income with respect to their certificates under an accrual method without giving effect to delays and reductions in distributions on the subordinated certificates attributable to defaults and delinquencies on the mortgage loans, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a subordinated certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the subordinated certificate is reduced as a result of defaults and delinquencies on the mortgage loans. However, the timing and characterization of any losses or reductions in income are uncertain, and, accordingly, subordinated certificateholders are urged to consult their own tax advisors on this point.

                                       78

    Sale, Exchange or Redemption. If a Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the Regular Certificate. The adjusted basis generally will equal the cost of the Regular Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the Regular Certificate, and reduced (but not below zero)
by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a
Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over the holder's adjusted basis in the Regular
Certificate. A Regular Certificateholder who receives a final payment that is less than the holder's adjusted basis in the Regular Certificate will generally recognize a loss. Any gain or loss will be capital gain or loss, provided that the Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221. Gain from the sale or other disposition of a Regular Certificate that might otherwise be capital gain will be treated as ordinary income (a) to the extent the gain constitutes
"Market Discount," and (b) to the extent that the gain does not exceed the excess, if any, of the amount that would have been includible in the holder s income with respect to the Regular Certificate had income accrued on it at a rate equal to 110% of the AFR as defined in Code Section 1274(d) determined as of the date of purchase of the Regular Certificate, over the amount actually includible in the holder's income. In addition, the Regular Certificates will be
"evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

    The Regular Certificate information reports will include a statement of the adjusted issue price of the Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only require information pertaining to the appropriate proportionate method of accruing market discount.

    Accrued Interest Certificates. Certain of the Regular Certificates ("PAYMENT
LAG CERTIFICATES") may provide for payments of interest based on a period that corresponds to the interval between distribution dates but that ends before each distribution date. The period between the Closing Date for Payment Lag
Certificates and their first distribution date may or may not exceed that interval. Purchasers of Payment Lag Certificates for which the period between the Closing Date and the first distribution date does not exceed that interval could pay upon purchase of the Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the distribution date were interest accrued from distribution date to distribution date. If a portion of the initial purchase price of a Regular Certificate is allocable to interest that has accrued before the issue date ("pre-issuance accrued interest") and the Regular Certificate provides for a payment of stated
interest on the first payment date (and the first payment date is within one year of the issue date) that equals or exceeds the amount of the pre-issuance accrued interest, then the Regular Certificates issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the Regular Certificate. However, it is unclear under this method how the OID Regulations treat interest on Payment Lag
Certificates. Therefore, in the case of a Payment Lag Certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first distribution date as interest to the extent the payments represent interest for the number of days that the certificateholder has held the Payment Lag Certificate during the first accrual period.

    Investors are encouraged to consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

    Non-Interest Expenses of the REMIC. Under the temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those Regular Certificateholders that are
"pass-through interest holders." certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the Regular Certificates. See "Pass-Through of
Non-Interest Expenses of the REMIC under Residual Certificates."

    Treatment of Realized Losses. Although not entirely clear, it appears that holders of Regular Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable

                                       79

year on account of the certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of the certificates becoming wholly worthless. Although the matter is unclear, non-corporate holders of certificates may be allowed a bad debt deduction at the time that the principal balance of a certificate is reduced to reflect realized losses resulting from any liquidated mortgage loans.
The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect realized losses only after all mortgage loans remaining in the related trust fund have been liquidated or the certificates of the related series have been otherwise retired. Potential investors and Holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to their certificates, including any loss resulting from the failure to recover previously accrued interest or discount income.

    Subsequent Recoveries. Class Certificate Balances that have been reduced because of allocations of Realized Losses may also be increased as a result of
Subsequent Recoveries. See the discussion under the caption "The Pooling and
Servicing Agreement-Realization Upon Defaulted Mortgage Loans-Application of
Liquidation Proceeds." An increase in a Certificate Balance caused by a
Subsequent Recovery should be treated by the certificateholder as ordinary (or capital) income to the extent that the certificateholder claimed an ordinary
(or capital) deduction for any decrease in the Certificate Balance caused by
Realized Losses. Potential investors and Holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any income realized with respect to their certificates as a result of Subsequent Recoveries. "Subsequent Recoveries" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss prior to the receipt of such recoveries.

    Non-U.S. Persons. A non-U.S. Person who is an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the certificates on its own behalf will not be subject to United States federal income taxes on payments of principal, premium, interest or original issue discount on a certificate, unless such non-U.S. Person is a direct or indirect
10% or greater shareholder of us, a controlled foreign corporation related to us or a bank receiving interest described in section 881(c)(3)(A) of the Code.
To qualify for the exemption from taxation, the non-U.S. Person must follow the certification requirements set forth in the section identified as "Material
Federal Income Tax Consequences-Non-REMIC Certificates-d. Non-U.S. Persons"
above.

    Backup Withholding. Backup withholding of United States federal income tax may apply to payments made in respect of the certificates to registered owners who are not "exempt recipients" and who fail to provide certain identifying information (such as the registered owner's taxpayer identification number) in the required manner. To qualify for the exemption from back-up withholding, the certificateholder must follow the certification requirements set forth in the section identified as "Material Federal Income Tax Consequences-Non-REMIC
Certificates-d. Non-U.S. Persons" above.

 b. RESIDUAL CERTIFICATES

    Allocation of the Income of the REMIC to the Residual Certificates. The
REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See "--Prohibited
Transactions and Other Taxes." Instead, each original holder of a Residual
Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which it owns any Residual Certificates. The taxable income of the
REMIC for each day will be determined by allocating the taxable income of the
REMIC for each calendar quarter ratably to each day in the quarter. An original holder's share of the taxable income of the REMIC for each day will be based on the portion of the outstanding Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses." As residual interests, the Residual
Certificates will be subject to tax rules, described below, that differ from those that would apply if the Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the REMIC.

    A Residual Certificateholder may be required to include taxable income from the Residual Certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on regular

                                       80

interests (that is, a fast-pay, slow-pay structure) may generate that sort of mismatching of income and cash distributions (that is, "phantom income"). This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a Residual Certificate to a Residual Certificateholder. Investors
should consult their own tax advisors concerning the federal income tax treatment of a Residual Certificate and the impact of the tax treatment on the after-tax yield of a Residual Certificate.

    Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of the income from the mortgage loans and the REMIC's other assets and the deductions allowed to the REMIC for interest and OID on the Regular Certificates and, except as described under "--
Regular Certificates-Non-Interest Expenses of the REMIC," other expenses. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, all bad loans will be deductible as business bad debts, and the limitation on the deductibility of interest and expenses related to tax-exempt income is more restrictive than with respect to individual. The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, as well as, income earned from temporary investments on reverse assets, reduced by the amortization of any premium on the mortgage loans. In addition, a Residual
Certificateholder will recognize additional income due to the allocation of realized losses to the Regular Certificates due to defaults, delinquencies and realized losses on the mortgage loans. The timing of the inclusion of the income by Residual Certificateholders may differ from the time the actual loss is allocated to the Regular Certificates. The REMIC's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the
REMIC and realized losses on the mortgage loans. The requirement that Residual
Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

    For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the Regular Certificates and the Residual Certificates (or, if a class of certificates is not sold initially, its fair market value). The aggregate basis will be allocated among the mortgage loans and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan will be deemed to have been acquired with discount or premium to the extent that the
REMIC s basis therein is less than or greater than its principal balance, respectively. Any discount (whether market discount or OID) will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to this income, under a method similar to the method described above for accruing OID on the Regular Certificates. The REMIC expects to elect under Code Section 171 to amortize any premium on the mortgage loans. Premium on any mortgage loan to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, the election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to that mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

    The REMIC will be allowed a deduction for interest and OID on the Regular
Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to Regular
Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

    A Residual Certificateholder will not be permitted to amortize the cost of the Residual Certificate as an offset to its share of the REMIC's taxable income. However, that taxable income will not include cash received by the
REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the Residual Certificates will be added to the issue price of the Regular Certificates in determining the REMIC's initial basis in its assets. See "--Sale or Exchange of Residual Certificates." For a
discussion of possible adjustments to income of a subsequent holder of a
Residual Certificate to reflect any difference between the actual cost of the
Residual Certificate to the holder and the adjusted basis the Residual
Certificate would have in the hands of an original Residual Certificateholder, see "--Allocation of the Income of the REMIC to the Residual Certificates."

                                       81

    Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the Residual Certificateholders in the same manner as the
REMIC's taxable income. The net loss allocable to any Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the Residual Certificate. Any net loss that is not currently deductible due to this limitation may only be used by the Residual
Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of Residual Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

    For purposes of determining REMIC taxable income or loss, the trustee intends to treat Subsequent Recoveries in a way described under the caption
"Subsequent Recoveries."

    Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated among the
Regular Certificateholders and the Residual Certificateholders on a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either would qualify as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or is similar to a grantor trust and is structured with the principal purpose of avoiding the single class REMIC rules.
The applicable prospectus supplement may apportion expenses to the Regular
Certificates, but if it does not, then the expenses of the REMIC will be allocated to holders of the related Residual Certificates in their entirety and not to holders of the related Regular Certificates.

    In the case of individuals (or trusts, estates or other persons that compute their income in the same manner as individuals) who own an interest in a
Regular Certificate or a Residual Certificate directly or through a pass-
through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries (e.g. a partnership, an S corporation or a grantor trust), the trust expenses will be deductible under
Code Section 67 only to the extent that those expenses, plus other
"miscellaneous itemized deductions" of the individual, exceed 2% of the individual's adjusted gross income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a certain amount (the "APPLICABLE AMOUNT") will be reduced by the lesser of 3% of the excess of the individual's adjusted gross income over the Applicable Amount or 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income recognized by Residual Certificateholders who are subject to these limitations may be substantial. Further, holders (other than corporations)
subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS the holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Residual Certificateholders that are pass-
through interest holders are encouraged to consult their own tax advisors about the impact of these rules on an investment in the Residual Certificates.

    Excess Inclusions. A portion of the income on a Residual Certificate
(referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. Thus, for example, an excess inclusion may not be offset by any unrelated losses, deductions or loss carryovers of a Residual
Certificateholder; will be treated as "unrelated business taxable income"
within the meaning of Code Section 512 if the Residual Certificateholder is a
pension fund or any other organization that is subject to tax only on its unrelated business taxable income (see "---Tax-Exempt Investors"); and is not eligible for any reduction in the rate of withholding tax in the case of a
Residual Certificateholder that is a foreign investor. See "---Non-U.S.
Persons."

    Except as discussed in the following paragraph, with respect to any Residual
Certificateholder, the excess inclusions is the excess, if any, of the income of the Residual Certificateholder for that calendar quarter from its Residual
Certificate over the sum of the "daily accruals" for all days during the calendar quarter on which the Residual Certificateholder holds the Residual
Certificate. For this purpose, the daily accruals with respect to a Residual
Certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the
Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the Residual Certificate is issued. For this purpose, the "adjusted issue price" of a Residual
Certificate at the beginning of any calendar quarter equals the issue price of the

                                       82

Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the Residual Certificate before the beginning of the same quarter.

    In the case of any Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the Residual
Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of the trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a Residual Certificate as if held directly by the shareholder. Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

    Payments. Any distribution made on a Residual Certificate to a Residual
Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the Residual Certificateholder's adjusted basis in the Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the Residual Certificate.

    Sale or Exchange of Residual Certificates. If a Residual Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the Residual Certificate (except that the recognition of loss may be limited under the "wash sale" rules). A holder's adjusted basis in a Residual
Certificate generally equals the cost of the Residual Certificate to the
Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the Residual Certificateholder with respect to the Residual Certificate, and decreased (but not below zero) by the net losses that have been allowed as deductions to the Residual Certificateholder with respect to the Residual Certificate and by the distributions received thereon by the Residual Certificateholder. In general, the gain or loss will be capital gain or loss provided the Residual Certificate is held as a capital asset.
However, Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a Residual Certificate by a bank or thrift institution to which that section applies would be ordinary income or loss.

    Except as provided in Treasury regulations yet to be issued, if the seller of a Residual Certificate reacquires the Residual Certificate, or acquires any other Residual Certificate, any residual interest in another REMIC or similar interest in a "taxable mortgage pool" (as defined in Code Section 7701(i))
during the period beginning six months before, and ending six months after, the date of the sale, the sale will be subject to the "wash sale" rules of Code
Section 1091. In that event, any loss realized by the Residual
Certificateholder on the sale will not be deductible, but, instead, will increase the Residual Certificateholder's adjusted basis in the newly acquired asset.

    Purchasers of a Residual Certificate are encouraged to consider carefully the tax consequences of an investment in Residual Certificates discussed in the prospectus and consult their own tax advisors with respect to those consequences. See "Material Federal Income Tax Consequences --- REMIC
Certificates --- b. Residual Certificates." Specifically, prospective holders of Residual Certificates should consult their tax advisors regarding whether, at the time of acquisition, a Residual Certificate will be treated as a
"noneconomic" residual interest, as a "tax avoidance potential" residual interest or as both. Among other things, holders of noneconomic Residual
Certificates should be aware of REMIC regulations that may affect their ability to transfer their Residual Certificates. See "Material Federal Income Tax
Consequences --- Tax Restrictions on Transfer of Residual Certificates ---
Noneconomic Residual Certificates," "Material Federal Income Tax Consequences
--- b. Residual Certificates --- Mark to Market Rules," "--- Excess Inclusions"
and "Material Federal Income Tax Consequences --- Tax Related Restrictions on
Transfers of Residual Certificates --- Foreign Investors."

    Additionally, for information regarding Prohibited Transactions and
Treatment of Realized Losses, see "Material Federal Income Tax Consequences ---
Prohibited Transactions and Other Taxes" and "--- REMIC Certificates --- a.
Regular Certificates --- Treatment of Realized Losses" in the prospectus.

    As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001
(the "2001 Act"), limitations imposed by section 68 of the Code on claiming itemized deductions will be phased-out commencing in 2006, which will affect individuals holding Residual Certificates. In addition, as a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Act"), the backup withholding rate has been reduced to 28%. Unless

                                       83

they are amended, these provisions of the 2001 Act and the 2003 Act will no longer apply for taxable years beginning on or after December 31, 2010. See
"Material Federal Income Tax Consequences" in the prospectus. Investors are encouraged to consult their own tax advisors with respect to both statutes.

PROHIBITED TRANSACTIONS AND OTHER TAXES

    The Code imposes a tax on REMICs equal to 100 percent of the net income derived from "prohibited transactions" (the "PROHIBITED TRANSACTIONS TAX") and prohibits deducting any loss with respect to prohibited transactions. In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the certificates. It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

    In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interest could result in the imposition of a tax on the trust fund equal to 100% of the value of the contributed property
(the "Contributions Tax"). No trust fund for any series of certificates will accept contributions that would subject it to a Contributions Tax.

    In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

    Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates results from

       o     a breach of the related master servicer's, trustee's or seller's obligations under the related pooling and servicing agreement for the series, the tax will be borne by the master servicer, trustee
             or

       o     seller, as the case may be, out of its own funds or the seller's obligation to repurchase a mortgage loan, the tax will be borne by the seller.

If the master servicer, trustee or seller, as the case may be, fails to pay or is not required to pay the tax as provided above, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

ADMINISTRATIVE MATTERS

    Solely for the purpose of the administrative provisions of the Code, the
REMIC generally will be treated as a partnership and the Residual
Certificateholders will be treated as the partners if there is more than one holder of the Residual Certificate. Certain information will be furnished quarterly to each Residual Certificateholder who held a Residual Certificate on any day in the previous calendar quarter.

    Each Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the Residual
Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. Any person that holds a Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of the person and other information.

                                       84

TAX-EXEMPT INVESTORS

    Any Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to the tax on that portion of the distributions received on a Residual Certificate that is considered an excess inclusion. See "---Residual Certificates-Excess
Inclusions."

TAX-RELATED RESTRICTIONS ON TRANSFERS OF RESIDUAL CERTIFICATES

    Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations." Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "DISQUALIFIED
ORGANIZATION." The amount of the tax equals the product of an amount (as determined under the REMIC Regulations) equal to the present value of the total anticipated "excess inclusions" with respect to the interest for periods after the transfer and the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent (including a broker or other middleman) for a disqualified organization, in which event the tax is imposed on the agent. A "disqualified organization" means the United States, any State, possession or political subdivision of the United States, any foreign government, any international organization or any agency or instrumentality of any of the foregoing entities
(provided that the term does not include an instrumentality if all its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by a governmental agency), any organization
(other than certain farmers cooperatives) generally exempt from federal income taxes unless the organization is subject to the tax on "unrelated business taxable income" and a rural electric or telephone cooperative.

    A tax is imposed on a "pass-through entity" holding a residual interest in a
REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in the entity.
The amount of the tax is equal to the product of the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and the highest marginal federal income tax rate applicable to corporations. The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in the entity, will be relieved of liability for the tax if the record holder furnishes to the entity an affidavit that the record holder is not a disqualified organization and, for the applicable period, the pass-through entity does not have actual knowledge that the affidavit is false.
For this purpose, a "pass-through entity" means a regulated investment company, real estate investment trust, or common trust fund; a partnership, trust, or estate; and certain cooperatives. Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to the interest, be treated as a pass-through entity. Large partnerships (generally with 250 or more partners) will be taxable on excess inclusion income as if all partners were disqualified organizations.

    To comply with these rules, the pooling and servicing agreement will provide that no record or beneficial ownership interest in a Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the Residual Certificate as a nominee or agent for a disqualified organization and a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificate.

    Noneconomic Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic Residual Certificate to a "U.S. Person," as defined in the following section of this discussion, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. In general, the definition of a
U.S. Person is the same as provided under "Certain Federal Income Tax
Consequences---Non-REMIC Certificates---Non-U.S. Persons," except that entities or individuals that would otherwise be treated as Non-U.S. Persons, may be considered U.S. Persons for this purpose if their income from the residual is subject to tax under Code Section 871(b) or Code Section 882 (income effectively connected with a U.S. trade or business). A Noneconomic Residual
Certificate is any Residual Certificate (including a Residual Certificate with a positive value at issuance) unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational

                                       85

documents, the present value of the expected future distributions on the
Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the
REMIC.

    Any transfer of the Residual Certificate will be disregarded for federal tax purposes if a significant purpose of the transfer was to enable the seller to impede the assessment or collection of tax. As set forth in Treasury
Regulations, a significant purpose to impede the assessment or collection of tax exists if the seller, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. Notwithstanding the above, a transfer will be respected if (a) the transferor has performed reasonable investigations of the transferee and has no knowledge or no reason to know that a transferee intended to impede the assessment or collection of taxes, (b) the transfer is not made to a foreign permanent establishment or fixed base of a
U.S. taxpayer (an "offshore location"), (c) the transferee represents that it will not cause income from the Residual Certificate to be attributable to an offshore location and (d) one of the two tests set forth in Treasury regulations issued on July 19, 2002 is satisfied.

    Under the first alternative test, a transfer by the holder of the Residual
Certificate will, assuming all other requirements of the safe harbor are met, qualify for the safe harbor if the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of the present value of: (a) any consideration given to the purchaser to acquire the interest; (b) the expected future distributions on the interest;
and (c) the anticipated tax savings associated with holding the interest as the
REMIC generates losses. For purposes of this test, the transferee generally must use the highest corporate tax rate and the discount rate must be equal to the Federal short-term rate prescribed by section 1274(d) for the month of the transfer. Under the second alternative test, a transfer by the holder of the
Residual Certificate will, assuming all other requirements of the safe harbor are met, qualify for the safe harbor if: (a) the price paid by the transferee for the Residual Certificate would not cause a reasonable person to believe the transferee does not intend to pay the taxes associated with such certificate,
(b) the transferee is an "eligible corporation" and (c) for the two fiscal years preceding the transfer, the transferee's gross assets for financial reporting purposes exceeded $100 million and its net assets for financial reporting purposes exceeded $10 million (excluding certain related party transactions).

    The Treasury Department has issued final regulations, effective May 11,
2004, that address the federal income tax treatment of "inducement fees"
received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss allocable to the holder. The final regulations provide two safe harbor methods that permit transferees to include inducement fees in income either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a Residual
Certificate sells or otherwise disposes of the Residual Certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United
States. In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for
REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the Residual Certificates should consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

    As a result of the 2001 Act, limitations imposed by section 68 of the Code on claiming itemized deductions will be phased-out commencing in 2006, which will affect individuals holding Residual Certificate. In addition, the backup withholding rate has been reduced to 28%. Unless the statute is amended, all provisions of the 2001 and the

                                       86

2003 Act will no longer apply for taxable years beginning on or after December
31, 2010. Investors are encouraged to consult their own tax advisors with respect to the acquisition, ownership and disposition of the Certificates.

                            STATE TAX CONSIDERATIONS

    In addition to the federal income tax consequences described in "Certain
Federal Income Tax Considerations," potential investors are encouraged to consider the state and local income tax consequences of the acquisition, ownership, and disposition of the certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors are encouraged to consult their own tax advisors with respect to the various tax consequences of investments in the certificates.

                              ERISA CONSIDERATIONS

    The following describes certain considerations under ERISA and the Code, which apply to certificates of a series that are not divided into subclasses.
If certificates are divided into subclasses, the related prospectus supplement will contain information concerning considerations relating to ERISA and the
Code that are applicable to them.

    ERISA imposes requirements on employee benefit plans subject to ERISA (and the Code imposes requirements on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which the plans, accounts or arrangements are invested) (collectively "Plans") and on persons who bear specified relationships to Plans ("Parties in Interest") including fiduciaries with respect to Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of a Plan be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of the
Plan. ERISA also imposes certain duties on persons who are fiduciaries of
Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of the Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under Section
410(d) of the Code, church plans (as defined in ERISA Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of those plans may be invested in certificates without regard to the described ERISA considerations, subject to the provisions of applicable state law. However, any of those plans that are qualified and exempt from taxation under Code Sections 401(a) and
501(a) are subject to the prohibited transaction rules set forth in Code
Section 503.

    On November 13, 1986, the United States Department of Labor (the "DOL")
issued final regulations concerning the definition of what constitutes the assets of a Plan. (DOL Reg. Section 2510.3-101) (the "Plan Assets Regulation").
Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity"
investment could be deemed for purposes of ERISA to be assets of the investing
Plan in certain circumstances. Under the Plan Assets Regulation, the term
"equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and has no "substantial equity features." If securities are not treated as equity interests in the issuer for purposes of the Plan Assets Regulation, a Plan's investment in the securities would not cause the assets of the issuer to be deemed plan assets. If the securities are deemed to be equity interests in the issuer, the issuer could be considered to hold plan assets because of a Plan's investment in those securities. In that event, the master servicer and other persons exercising management or discretionary control over the assets of the issuer, or providing services with respect to those assets, could be deemed to be fiduciaries or other parties in interest with respect to investing Plans and thus subject to the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code and, in the case of fiduciaries, to the fiduciary responsibility provisions of Title I of ERISA, with respect to transactions involving the issuer's assets. Certificates issued by a trust are treated as equity interests under the Plan Assets Regulation.

    In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA and the Code prohibit a broad range of transactions involving plan assets of a Plan and Parties in Interest with respect to the Plan and impose additional prohibitions where Parties in
Interest are fiduciaries with respect to the Plan. Because the mortgage loans may be deemed plan assets of each Plan that purchases certificates, an

                                       87

investment in the certificates by a Plan might be or result in a prohibited transaction under ERISA Sections 406 and 407 subject to an excise tax under
Code Section 4975 unless a statutory, regulatory or administrative exemption applies.

    The DOL has granted to certain underwriters individual administrative exemptions (the "Underwriter Exemptions") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section
4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of securities, including certificates, in pass-
through entities, including trusts, that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the
Underwriter Exemptions, and with respect to transactions in connection with the servicing, management and operation of the entity.

    While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions which generally apply to the Underwriter Exemptions are substantially the following:

       o     the acquisition of the securities by a Plan is on terms (including the price for the securities) that are at least as favorable to the
             Plan as they would be in an arm's length transaction with an unrelated party;

       o     the rights and interests evidenced by the securities acquired by the Plan are not subordinated to the rights and interests evidenced by other securities of the issuer, unless the entity holds only certain types of assets, such as fully-secured mortgage loans on real property (a "Designated Transaction");

       o     the securities acquired by the Plan have received a rating at the time of acquisition that is one of the three highest generic rating categories (four, in a Designated Transaction) from Standard &
             Poor's Ratings Services, a division of The McGraw-Hill Companies,
             Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch
             Ratings ("Fitch");

       o     the trustee is not an affiliate of any other member of the
             Restricted Group, as defined below, other than an underwriter;

       o     the sum of all payments made to and retained by the underwriters in connection with the distribution of the securities represents not more than reasonable compensation for underwriting the securities;
             the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the issuer represents not more than the fair market value of the loans; the sum of all payments made to and retained by the master servicer and any other servicer represents not more than reasonable compensation for its services under the agreement pursuant to which the loans are pooled and reimbursements of its reasonable expenses in connection therewith;
             and

       o     the Plan investing in the securities is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the
             Securities Act of 1933 as amended.

    The issuer must also meet the following requirements:

       o     the corpus of the issuer must consist solely of assets of the type that have been included in other investment pools;

       o     securities in other investment pools must have been rated in one of the three highest rating categories (four, in a Designated
             Transaction) of S&P, Moody's or Fitch for at least one year before the Plan's acquisition of securities; and

       o     securities evidencing interests in the other investment pools must have been purchased by investors other than Plans for at least one year before any Plan's acquisition of securities.

    Moreover, the Underwriter Exemptions generally provide relief from certain self-dealing and conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities of an issuer holding receivables as to which the fiduciary (or its affiliate) is an obligor provided that, among other requirements:

                                       88

       o     in the case of an acquisition in connection with the initial issuance of securities, at least fifty percent of each class of securities in which Plans have invested and at least fifty percent of the securities in the aggregate are acquired by persons independent of the Restricted Group;

       o     the fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the investment pool;

       o     the Plan's investment in securities of any class does not exceed twenty-five percent of all of the securities of that class outstanding at the time of the acquisition; and

       o     immediately after the acquisition, no more than twenty-five percent of the assets of any Plan with respect to which the person is a fiduciary is invested in securities representing an interest in one or more issuers containing assets sold or serviced by the same entity.

This relief is not available to Plans sponsored by the seller, any underwriter, the trustee, the master servicer, any servicer, any insurer with respect to the trust, any obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, any counterparty to a permissible notional principal contract included in the trust, or any affiliate of those parties (the "Restricted Group").

    The Underwriter Exemptions extend exemptive relief to specified mortgage-
backed and asset-backed securities transactions using pre-funded accounts for trusts issuing pass-through certificates. Mortgage loans or other secured receivables supporting payments to certificateholders, and having a value equal to no more than twenty-five percent of the total principal amount of the certificates being offered by the trust, may be transferred to the trust within a 90-day or three-month period following the closing date, instead of being required to be either identified or transferred on or before the closing date.
The relief is available when the pre-funding arrangements satisfy certain conditions.

    The Underwriter Exemptions extend exemptive relief to certain mortgage-
backed and asset-backed securities transactions involving trusts that contain swaps, provided any swap satisfies certain requirements and the other requirements of the Underwriter Exemptions are met. Among other requirements, the counterparty to the swap must maintain ratings at certain levels from rating agencies, and the documentation for the swap must provide for certain remedies if the rating declines. The swap must be an interest rate swap denominated in U.S. dollars, may not be leveraged, and must satisfy several other criteria. Certificates of any class affected by the swap may be sold to plan investors only if they are "qualified plan investors" that satisfy several requirements relating to their ability to understand the terms of the swap and the effects of the swap on the risks associated with an investment in the certificate.

    The prospectus supplement for each series of certificates will indicate the classes of certificates offered thereby, if any, as to which it is expected that an Underwriter Exemption will apply.

    Any Plan fiduciary that proposes to cause a Plan to purchase certificates is encouraged to consult with its counsel concerning the impact of ERISA and the
Code, the availability and applicability of any Underwriter Exemption or any other exemptions from the prohibited transaction provisions of ERISA and the
Code and the potential consequences in their specific circumstances, before making the investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

    The prospectus supplement for each series of certificates will specify which, if any, of the classes of certificates offered by it will constitute
"mortgage related securities" for purposes of the Secondary Mortgage Market
Enhancement Act of 1984 ("SMMEA"). Classes of certificates that qualify as
"mortgage related securities" will be legal investments for those investors whose authorized investments are subject to state regulation, to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States constitute legal investments for them. Those investors are persons, trusts, corporations, partnerships,

                                       89

associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the
District of Columbia and Puerto Rico). Under SMMEA, if a state enacts legislation before October 4, 1991 specifically limiting the legal investment authority of those entities with respect to "mortgage related securities," the certificates will constitute legal investments for entities subject to the legislation only to the extent provided in it. Approximately twenty-one states adopted limiting legislation before the October 4, 1991 deadline.

    SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in certificates without limitations as to the percentage of their assets represented by them, federal credit unions may invest in mortgage related securities, and national banks may purchase certificates for their own account without regard to the limitations generally applicable to investment securities set forth in 12
U.S.C. 24 (Seventh), subject in each case to regulations that the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration Letter to Credit Unions
No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the its regulation "Investment and Deposit
Activities" (12 C.F.R. Part 703), (whether or not the class of certificates under consideration for purchase constitutes a "mortgage related security").

    All depository institutions considering an investment in the certificates
(whether or not the class of certificates under consideration for purchase constitutes a "mortgage related security" should review the Federal Financial
Institutions Examination Council's Supervisory Policy Statement on Securities
Activities (to the extent adopted by their respective regulators), setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities" that are "high-risk mortgage securities" as defined in the policy statement. According to the policy statement, "high-risk mortgage securities" include securities such as certificates not entitled to distributions allocated to principal or interest, or subordinated certificates.
Under the policy statement, each depository institution must determine, before purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security," and whether the purchase
(or retention) of such a product would be consistent with the policy statement.

    The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including "prudent investor" provisions, percentage-of-assets limits and provisions that may restrict or prohibit investment in securities that are not "interest bearing"
or "income paying."

    There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase certificates or to purchase certificates representing more than a specified percentage of the investor's assets. Investors are encouraged to consult their own legal advisors in determining whether and to what extent the certificates constitute legal investments for them.

                             METHOD OF DISTRIBUTION

    Certificates are being offered hereby in series from time to time (each series evidencing a separate trust fund) through any of the following methods:

       o     by negotiated firm commitment underwriting and public reoffering by underwriters;

       o     by agency placements through one or more placement agents primarily with institutional investors and dealers; and

       o     by placement directly by the depositor with institutional
             investors.

    A prospectus supplement will be prepared for each series which will describe the method of offering being used for that series and will set forth the identity of any of its underwriters and either the price at which the series is being offered, the nature and amount of any underwriting discounts or additional compensation to the underwriters and the proceeds of the offering to the depositor, or the method by which the price at which the underwriters will sell the certificates will be determined. Each prospectus supplement for an underwritten offering will also contain

                                       90

information regarding the nature of the underwriters obligations, any material relationship between the depositor and any underwriter and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the certificates so offered. In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the certificates of the series if any certificates are purchased. Certificates may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

    Underwriters and agents may be entitled under agreements entered into with the depositor to indemnification by the depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribution with respect to payments which the underwriters or agents may be required to make in respect thereof.

    If a series is offered other than through underwriters, the prospectus supplement relating to it will contain information regarding the nature of the offering and any agreements to be entered into between the depositor and purchasers of certificates of the series.

                                 LEGAL MATTERS

    The validity of the certificates, including certain federal income tax consequences with respect to the certificates, will be passed upon for the depositor by Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New
York 10019.

                             FINANCIAL INFORMATION

    A new trust fund will be formed for each series of certificates and no trust fund will engage in any business activities or have any assets or obligations before the issuance of the related series of certificates. Accordingly, no financial statements for any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

    It is a condition to the issuance of the certificates of each series offered by this prospectus and by the prospectus supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the related prospectus supplement.

    Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage loans and the credit quality of the credit enhancer or guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which the prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped pass-through certificates in extreme cases might fail to recoup their underlying investments.

    A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                       91

                            INDEX OF PRINCIPAL TERMS

                                        PAGE
                                      ------

1986 Act............................      69
2001 Act............................      83
2003 Act............................      83
Agency Securities...................      14
Amortizable Bond Premium Regulations      66
Applicable Amount...................      82
ARM Loans...........................      69
Asset Conservation Act..............      63
CERCLA..............................      63
Certificate Account.................      46
Class Certificate Balance...........      30
Code................................  26, 65
Contingent Regulations..............      74
Contributions Tax...................      84
Deferred Interest...................      70
Designated Transaction..............      88
DOL.................................      87
Eleventh District...................      36
excess inclusion....................      82
excess servicing....................      68
FHLBSF..............................      36
Fitch...............................      88
Garn-St Germain Act.................      64
Insured Expenses....................      47
Legislative History.................      69
Liquidated Mortgage.................      54
Loan-to-Value Ratio.................      16
Master REMIC........................      73
Moody's.............................      88
Mortgage Assets.....................      14
National Cost of Funds Index........      36
Non-U.S. Person.....................      71
offshore location...................      86
OID.................................      65
OID Regulations.....................      69
OTS.................................      36
Parties in Interest.................      87
Payment Lag Certificates............      79
phantom income......................      81
Plan Assets Regulation..............      87
Plans...............................      87
pre-issuance accrued interest.......      79
Prepayment Assumption...............      69
Private Mortgage-Backed Securities..      14
Prohibited Transactions Tax.........      84
RCRA................................      63
Regular Certificateholders..........      74
Regular Certificates................      73
Relief Act..........................      64
REMIC Certificates..................      72
REMICs..............................      73
Residual Certificates...............      73
Restricted Group....................      89
S&P.................................      88
SMMEA...............................      89
Stripped ARM Obligations............      70
Stripped Bond Certificates..........      68
STRIPPED COUPON CERTIFICATES........      68
Subsidiary REMIC....................      73
Super-Premium Certificates..........      75
Title V.............................      64
U.S. Person.........................  71, 85
Underwriter Exemptions..............      88
W-8BEN..............................      71

                                       92

IndyMac INDX Mortgage Loan Trust 2005-AR18
Issuing Entity

IndyMac MBS, Inc.
Depositor

Sponsor, Seller and Master Servicer

$2,363,543,100
(Approximate)

Mortgage Pass-Through Certificates, Series 2005-AR18

PROSPECTUS SUPPLEMENT

Goldman, Sachs & Co.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the Mortgage Pass-Through Certificates Series 2005-AR18 in any state where the offer is not permitted.

Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Mortgage Pass-Through Certificates Series 2005-AR18 and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Mortgage Pass-Through Certificates Series 2005-AR18 will be required to deliver a prospectus supplement and prospectus until ninety days after the date of this prospectus supplement.

September 2, 2005

ANNEX B

Loan Group 1

Mortgage Rates for the Group 1 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
5.751 - 6.000	2	$364,933.61	0.06%	5.965%	661	$182,466.81	61.02%
6.001 - 6.250	1	263,674.58	0.05	6.213	652	263,674.58	74.77
6.501 - 6.750	4	982,413.29	0.17	6.712	740	245,603.32	71.57
6.751 - 7.000	33	8,860,570.22	1.52	6.894	717	268,502.13	73.48
7.001 - 7.250	55	13,316,264.86	2.28	7.126	714	242,113.91	73.50
7.251 - 7.500	246	59,823,212.58	10.25	7.391	724	243,183.79	73.42
7.501 - 7.750	918	230,111,649.28	39.43	7.644	713	250,666.28	71.49
7.751 - 8.000	808	198,180,278.54	33.96	7.871	699	245,272.62	76.32
8.001 - 8.250	260	63,685,890.52	10.91	8.063	683	244,945.73	73.51
8.251 - 8.500	30	7,331,324.16	1.26	8.355	685	244,377.47	77.68
8.501 - 8.750	3	666,438.22	0.11	8.677	702	222,146.07	73.02
Total	2,360	$583,586,649.86	100.00%

(1)	As of February 1, 2008, the weighted average Mortgage Rate of the Group 1 Mortgage Loans was approximately 7.725% per annum.

Current Principal Balances for the Group 1 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
0.01 - 50,000.00	4	$102,085.56	0.02%	7.481%	722	$25,521.39	76.30%
50,000.01 - 100,000.00	85	6,936,444.41	1.19	7.765	720	81,605.23	65.67
100,000.01 - 150,000.00	259	32,919,209.30	5.64	7.730	713	127,101.19	72.72
150,000.01 - 200,000.00	399	70,321,696.85	12.05	7.710	712	176,244.85	72.63
200,000.01 - 250,000.00	442	99,678,170.00	17.08	7.736	709	225,516.22	72.81
250,000.01 - 300,000.00	442	121,419,249.04	20.81	7.723	704	274,704.18	73.67
300,000.01 - 350,000.00	439	142,347,877.75	24.39	7.705	705	324,254.85	75.15
350,000.01 - 400,000.00	253	92,793,523.67	15.90	7.744	701	366,772.82	74.38
400,000.01 - 450,000.00	21	8,957,451.30	1.53	7.704	692	426,545.30	74.11
450,000.01 - 500,000.00	10	4,795,536.75	0.82	7.845	693	479,553.68	70.07
500,000.01 - 550,000.00	5	2,622,247.85	0.45	7.761	711	524,449.57	74.23
650,000.01 - 700,000.00	1	693,157.38	0.12	7.875	660	693,157.38	71.11
Total	2,360	$583,586,649.86	100.00%

(1)	As of February 1, 2008, the average principal balance of the Group 1 Mortgage Loans was approximately $247,282.48.

Original Loan-to-Value Ratios for the Group 1 Mortgage Loans (1)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
0.001 - 50.000	140	$28,728,556.64	4.92%	7.594%	722	$205,203.98	41.61%
50.001 - 60.000	163	38,644,607.04	6.62	7.621	720	237,083.48	55.57
60.001 - 70.000	329	81,333,202.85	13.94	7.732	706	247,213.38	66.51
70.001 - 75.000	424	107,577,506.50	18.43	7.840	693	253,720.53	74.13
75.001 - 80.000	1,216	307,677,646.58	52.72	7.715	706	253,024.38	79.61
80.001 - 85.000	15	3,435,248.39	0.59	7.749	710	229,016.56	84.28
85.001 - 90.000	25	5,793,572.27	0.99	7.498	724	231,742.89	88.88
90.001 - 95.000	48	10,396,309.59	1.78	7.615	698	216,589.78	94.60
Total	2,360	$583,586,649.86	100.00%

(1)	As of February 1, 2008, the weighted average original Loan-to-Value Ratio of the Group 1 Mortgage Loans was approximately 73.70%.

Original Term to Stated Maturity for the Group 1 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
360	2,360	$583,586,649.86	100.00%	7.725%	706	$247,282.48	73.70%
Total	2,360	$583,586,649.86	100.00%

Remaining Terms to Stated Maturity for the Group 1 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
322	1	$207,151.05	0.04%	7.750%	692	$207,151.05	80.00%
323	1	271,994.89	0.05	7.012	726	271,994.89	80.00
324	1	118,998.86	0.02	8.125	685	118,998.86	80.00
325	4	1,128,033.90	0.19	7.816	735	282,008.48	73.22
326	7	1,735,105.60	0.30	7.404	679	247,872.23	82.67
327	19	5,408,208.14	0.93	7.725	711	284,642.53	75.06
328	57	14,836,291.17	2.54	7.663	704	260,285.81	76.69
329	788	192,647,623.28	33.01	7.717	707	244,476.68	73.58
330	963	236,467,778.04	40.52	7.718	704	245,553.25	73.33
331	519	130,765,464.93	22.41	7.758	708	251,956.58	74.00
Total	2,360	$583,586,649.86	100.00%

(1)	As of February 1, 2008, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans was approximately 330 months.

Geographic Distribution of the Mortgaged Properties for the Group 1 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Alabama	1	$298,215.56	0.05%	7.712%	768	$298,215.56	80.00%
Alaska	1	234,279.38	0.04	7.712	776	234,279.38	80.00
Arizona	82	18,763,165.18	3.22	7.667	714	228,819.09	74.73
California	662	187,612,890.08	32.15	7.721	707	283,403.16	71.56
Colorado	62	14,202,674.92	2.43	7.653	715	229,075.40	77.16
Connecticut	38	8,753,521.34	1.50	7.718	706	230,355.82	74.65
Delaware	9	1,733,282.44	0.30	7.619	733	192,586.94	72.42
District of Columbia	4	1,259,560.37	0.22	7.724	713	314,890.09	72.42
Florida	428	91,743,960.11	15.72	7.750	704	214,355.05	74.56
Georgia	24	4,894,308.88	0.84	7.731	691	203,929.54	80.54
Hawaii	20	6,957,211.84	1.19	7.646	717	347,860.59	66.42
Idaho	3	715,436.90	0.12	7.613	703	238,478.97	74.39
Illinois	87	19,181,699.73	3.29	7.797	697	220,479.31	76.82
Indiana	3	596,197.40	0.10	7.606	726	198,732.47	78.4
Iowa	2	307,890.59	0.05	7.824	745	153,945.30	75.12
Kansas	9	1,827,351.60	0.31	7.706	738	203,039.07	78.40
Kentucky	2	428,777.44	0.07	7.871	705	214,388.72	80.00
Louisiana	12	1,946,193.90	0.33	8.018	705	162,182.83	80.79
Maine	2	434,266.25	0.07	7.871	723	217,133.13	80.00
Maryland	51	13,262,817.12	2.27	7.702	704	260,055.24	73.04
Massachusetts	52	14,366,917.14	2.46	7.683	703	276,286.87	73.78
Michigan	56	9,993,970.63	1.71	7.768	696	178,463.76	79.78
Minnesota	39	8,564,680.18	1.47	7.726	702	219,607.18	77.47
Missouri	18	3,352,806.70	0.57	7.680	713	186,267.04	77.98
Montana	3	543,540.91	0.09	7.890	724	181,180.30	75.73
Nebraska	4	435,684.21	0.07	7.679	738	108,921.05	77.54
Nevada	86	21,967,566.93	3.76	7.688	710	255,436.82	75.53
New Hampshire	7	1,287,271.47	0.22	7.669	719	183,895.92	71.05
New Jersey	150	39,510,036.48	6.77	7.727	703	263,400.24	70.88
New Mexico	2	469,065.41	0.08	7.610	690	234,532.71	67.22
New York	84	25,682,021.75	4.40	7.705	698	305,738.35	70.82
North Carolina	3	807,276.48	0.14	7.646	705	269,092.16	81.62
Ohio	16	2,580,426.91	0.44	7.680	705	161,276.68	76.56
Oklahoma	2	269,109.29	0.05	7.504	720	134,554.65	85.57
Oregon	10	2,450,472.65	0.42	7.596	731	245,047.27	79.39
Pennsylvania	32	5,354,734.05	0.92	7.767	701	167,335.44	74.17
Rhode Island	15	3,876,883.53	0.66	7.900	700	258,458.90	75.43
South Carolina	8	1,490,074.25	0.26	7.811	712	186,259.28	81.31
Tennessee	6	963,116.94	0.17	7.640	693	160,519.49	73.11
Texas	47	8,076,547.57	1.38	7.639	709	171,841.44	77.96
Utah	12	2,630,108.25	0.45	7.680	700	219,175.69	78.29
Vermont	2	467,298.91	0.08	7.758	657	233,649.46	79.82
Virginia	141	39,349,977.55	6.74	7.775	700	279,077.85	75.71
Washington	50	11,889,957.69	2.04	7.695	716	237,799.15	76.90
West Virginia	1	245,648.48	0.04	8.012	725	245,648.48	75.00
Wisconsin	12	1,807,754.47	0.31	7.627	724	150,646.21	75.21
Total	2,360	$583,586,649.86	100.00%

Mortgagors’ FICO Scores for the Group 1 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Not available	2	$378,721.35	0.06%	8.270%	0	$189,360.68	74.44%
620 - 639	116	29,140,076.04	4.99	7.940	630	251,207.55	72.96
640 - 659	230	56,850,120.54	9.74	7.777	650	247,174.44	75.50
660 - 679	408	107,125,792.43	18.36	7.733	669	262,563.22	74.08
680 - 699	393	97,755,341.40	16.75	7.750	689	248,741.33	74.48
700 - 719	307	76,224,760.73	13.06	7.720	709	248,289.12	74.34
720 - 739	291	73,589,011.23	12.61	7.705	729	252,883.20	74.18
740 - 759	227	55,093,424.45	9.44	7.663	749	242,702.31	74.23
760 - 779	205	47,842,323.19	8.20	7.663	770	233,377.19	71.44
780 - 799	132	29,293,383.30	5.02	7.580	789	221,919.57	69.08
800 - 819	49	10,293,695.20	1.76	7.668	806	210,075.41	67.05
Total	2,360	$583,586,649.86	100.00%

(1)
As of February 1, 2008, the weighted average FICO Credit Score of the Group 1 Mortgage Loans (not including the Group 1 Mortgage Loans for which the FICO Credit Score was not available) was approximately 706.

Types of Mortgaged Properties for the Group 1 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Single Family Residence	1,419	$343,859,988.62	58.92%	7.730%	704	$242,325.57	72.67%
Planned Unit Development (PUD)	473	122,802,131.77	21.04	7.702	708	259,623.96	75.84
Low rise Condominium	256	58,009,820.11	9.94	7.654	717	226,600.86	75.35
Two- to Four-Family Residence	142	42,291,546.64	7.25	7.809	699	297,827.79	72.69
High rise Condominium	43	10,889,440.99	1.87	7.796	701	253,242.81	76.95
Townhouse	27	5,733,721.73	0.98	7.815	711	212,360.06	74.02
Total	2,360	$583,586,649.86	100.00%

Purposes of the Group 1 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Refinance (Cash Out)	1,381	$347,285,660.36	59.51%	7.743%	702	$251,474.05	71.03%
Purchase	563	143,357,340.39	24.56	7.679	717	254,631.16	79.17
Refinance (Rate/Term)	416	92,943,649.11	15.93	7.729	703	223,422.23	75.24
Total	2,360	$583,586,649.86	100.00%

Occupancy Types for the Group 1 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Primary Home	2,130	$534,811,856.02	91.64%	7.715%	704	$251,085.38	73.81%
Investment	164	34,195,826.62	5.86	7.925	723	208,511.14	70.80
Second Home	66	14,578,967.22	2.50	7.590	734	220,893.44	76.27
Total	2,360	$583,586,649.86	100.00%

(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Types for the Group 1 Mortgage Loans

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Full/Alternate	467	$101,584,411.51	17.41%	7.607%	707	$217,525.51	79.17%
FastForward	73	16,279,710.42	2.79	7.437	756	223,009.73	69.66
Stated Income	1,333	344,019.764.82	58.95	7.751	700	258,079.34	74.59
No Income/No Asset	487	121,702,763.11	20.85	7.788	714	249,903.00	67.15
Total	2,360	$583,586,649.86	100.00%

Loan Age for the Group 1 Mortgage Loans (1)

Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
29	519	$130,765,464.93	22.41%	7.758%	708	$251,956.58	74.00%
30	963	236,467,778.04	40.52	7.718	704	245,553.25	73.33
31	788	192,647,623.28	33.01	7.717	707	244,476.68	73.58
32	57	14,836,291.17	2.54	7.663	704	260,285.81	76.69
33	19	5,408,208.14	0.93	7.725	711	284,642.53	75.06
34	7	1,735,105.60	0.30	7.404	679	247,872.23	82.67
35	4	1,128,033.90	0.19	7.816	735	282,008.48	73.22
36	1	118,998.86	0.02	8.125	685	118,998.86	80.00
37	1	271,994.89	0.05	7.012	726	271,994.89	80.00
38	1	207,151.05	0.04	7.750	692	207,151.05	80.00
Total	2,360	$583,586,649.86	100.00%

(1)	As of February 1, 2008, the weighted average loan age of the Group 1 Mortgage Loans was approximately 30 months.

Prepayment Charge Terms and Types for the Group 1 Mortgage Loans

Prepayment Charge Term and Type (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
None	122	$32,328,199.73	5.54%	7.488%	707	$264,985.24	76.32%
12-Hard	78	21,975,271.55	3.77	7.546	704	281,734.25	76.11
24-Soft	2	612,567.50	0.10	7.340	665	306,283.75	77.15
24-Hard	23	5,574,647.50	0.96	7.573	693	242,375.98	73.13
36-Soft	646	164,169,130.97	28.13	7.638	711	254,131.78	73.76
36-Hard	1,489	358,926,832.61	61.50	7.800	703	241,052.27	73.29
Total	2,360	$583,586,649.86	100.00%

Gross Margins for the Group 1 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
2.001 - 2.500	76	$19,852,753.19	3.40%	6.993%	716	$261,220.44	73.76%
2.501 - 3.000	740	183,376,163.99	31.42	7.509	718	247,805.63	73.25
3.001 - 3.500	1,501	369,824,318.04	63.37	7.854	699	246,385.29	73.84
3.501 - 4.000	41	10,132,642.04	1.74	8.308	688	247,137.61	76.38
4.001 - 4.500	2	400,772.60	0.07	8.712	695	200,386.30	80.00
Total	2,360	$583,586,649.86	100.00%

(1)	As of February 1, 2008, the weighted average Gross Margin of the Group 1 Mortgage Loans was approximately 3.065%.

Maximum Mortgage Rates for the Group 1 Mortgage Loans (1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
8.950	2	$529,134.70	0.09%	7.434%	694	$264,567.35	84.58%
9.500	1	310,166.87	0.05	7.712	704	310,166.87	80.00
9.950	2,350	580,903,055.02	99.54	7.725	706	247,192.79	73.67
10.950	4	939,303.49	0.16	7.523	667	234,825.87	78.70
11.950	3	904,989.78	0.16	8.125	646	301,663.26	79.96
Total	2,360	$583,586,649.86	100.00%

(1)	As of February 1, 2008, the weighted average Maximum Mortgage Rate of the Group 1 Mortgage Loans was approximately 9.954%.

Loan Group 2

Mortgage Rates for the Group 2 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
5.751 - 6.000	1	$534,199.67	0.08%	6.000%	700	$534,199.67	80.00%
6.501 - 6.750	8	3,902,796.29	0.58	6.647	710	487,849.54	74.03
6.751 - 7.000	27	14,050,508.04	2.11	6.896	709	520,389.19	74.84
7.001 - 7.250	101	55,557,081.78	8.32	7.156	715	550,070.12	73.39
7.251 - 7.500	278	150,979,546.25	22.62	7.382	709	543,091.89	72.38
7.501 - 7.750	527	266,030,535.14	39.86	7.624	704	504,801.77	74.78
7.751 - 8.000	296	147,561,232.25	22.11	7.843	692	498,517.68	76.51
8.001 - 8.250	51	26,304,941.22	3.94	8.081	682	515,783.16	75.59
8.251 - 8.500	4	1,952,462.23	0.29	8.428	685	488,115.56	81.15
8.501 - 8.750	1	483,959.60	0.07	8.562	631	483,959.60	75.00
Total	1,294	$667,357,262.47	100.00%

(1)	As of February 1, 2008, the weighted average Mortgage Rate of the Group 2 Mortgage Loans was approximately 7.577% per annum.

Current Principal Balances for the Group 2 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
100,000.01 - 150,000.00	1	$142,302.03	0.02%	7.312%	777	$142,302.03	39.54%
200,000.01 - 250,000.00	1	234,668.36	0.04	7.712	719	234,668.36	78.06
300,000.01 - 350,000.00	2	661,166.99	0.10	7.458	761	330,583.50	72.96
350,000.01 - 400,000.00	149	57,749,208.30	8.65	7.554	705	387,578.58	75.85
400,000.01 - 450,000.00	319	135,546,406.79	20.31	7.607	702	424,910.37	75.75
450,000.01 - 500,000.00	270	128,085,034.33	19.19	7.627	698	474,389.02	75.44
500,000.01 - 550,000.00	218	114,390,009.00	17.14	7.606	706	524,724.81	74.84
550,000.01 - 600,000.00	85	48,701,770.50	7.30	7.560	709	572,962.01	76.28
600,000.01 - 650,000.00	86	53,519,341.87	8.02	7.546	692	622,317.93	75.07
650,000.01 - 700,000.00	71	47,964,172.26	7.19	7.570	699	675,551.72	72.77
700,000.01 - 750,000.00	32	22,925,447.83	3.44	7.574	718	716,420.24	70.92
750,000.01 - 800,000.00	12	9,280,094.85	1.39	7.382	730	773,341.24	69.64
800,000.01 - 850,000.00	6	4,937,404.72	0.74	7.486	720	822,900.79	66.26
850,000.01 - 900,000.00	8	6,979,274.66	1.05	7.448	700	872,409.33	69.35
900,000.01 - 950,000.00	5	4,605,879.26	0.69	7.360	702	921,175.85	68.00
950,000.01 - 1,000,000.00	10	9,707,664.91	1.45	7.520	692	970,766.49	72.85
1,000,000.01 - 1,050,000.00	7	7,069,394.31	1.06	7.262	697	1,009,913.47	70.21
1,050,000.01 - 1,100,000.00	7	7,522,088.71	1.13	7.478	690	1,074,584.10	67.32
1,300,000.01 - 1,350,000.00	1	1,322,606.42	0.20	7.412	676	1,322,606.42	58.45
1,350,000.01 - 1,400,000.00	1	1,359,180.88	0.20	7.312	692	1,359,180.88	65.00
1,400,000.01 - 1,450,000.00	1	1,443,404.85	0.22	7.625	681	1,443,404.85	65.00
1,550,000.01 - 1,600,000.00	1	1,596,137.87	0.24	7.125	695	1,596,137.87	65.22
1,600,000.01 - 1,650,000.00	1	1,614,602.77	0.24	7.412	681	1,614,602.77	73.17
Total	1,294	$667,357,262.47	100.00%

(1)	As of February 1, 2008, the average principal balance of the Group 2 Mortgage Loans was approximately $515,732.04.

Original Loan-to-Value Ratios for the Group 2 Mortgage Loans (1)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
0.001 - 50.000	22	$11,394,878.74	1.71%	7.366%	724	$517,949.03	41.26%
50.001 - 60.000	56	30,627,865.48	4.59	7.420	712	546,926.17	56.53
60.001 - 70.000	201	116,566,724.17	17.47	7.498	704	579,933.95	66.81
70.001 - 75.000	261	138,295,109.16	20.72	7.670	689	529,866.32	73.84
75.001 - 80.000	731	359,521,658.46	53.87	7.587	706	491,821.69	79.52
80.001 - 85.000	9	4,387,684.01	0.66	7.699	691	487,520.45	84.23
85.001 - 90.000	11	4,973,647.86	0.75	7.577	680	452,149.81	89.45
90.001 - 95.000	3	1,589,694.59	0.24	7.447	719	529,898.20	93.75
Total	1,294	$667,357,262.47	100.00%

(1)	As of February 1, 2008, the weighted average original Loan-to-Value Ratio of the Group 2 Mortgage Loans was approximately 74.56%.

Original Term to Stated Maturity for the Group 2 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
360	1,294	$667,357,262.47	100.00%	7.577%	702	$515,732.04	74.56%
Total	1,294	$667,357,262.47	100.00%

Remaining Terms to Stated Maturity for the Group 2 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
325	2	$970,489.83	0.15%	7.699%	721	$485,244.92	80.00%
326	4	1,911,627.35	0.29	7.630	675	477,906.84	81.96
327	23	12,651,660.21	1.90	7.543	701	550,072.18	76.42
328	50	24,801,639.39	3.72	7.659	706	496,032.79	78.16
329	528	277,235,073.41	41.54	7.559	703	525,066.43	74.21
330	487	249,333,526.05	37.36	7.571	698	511,978.49	74.07
331	200	100,453,246.23	15.05	7.627	710	502,266.23	75.41
Total	1,294	$667,357,262.47	100.00%

(1)	As of February 1, 2008, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans was approximately 330 months.

Geographic Distribution of the Mortgaged Properties for the Group 2 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Alabama	2	$965,881.24	0.14%	7.564%	708	$482,940.62	77.22%
Arizona	19	8,782,331.85	1.32	7.589	714	462,227.99	74.50
California	834	435,777,159.73	65.30	7.576	702	522,514.58	74.60
Colorado	10	4,607,276.54	0.69	7.544	707	460,727.65	77.45
Connecticut	12	7,716,071.13	1.16	7.425	690	643,005.93	68.24
District of Columbia	1	528,037.02	0.08	7.612	715	528,037.02	75.00
Florida	91	46,831,321.15	7.02	7.546	694	514,629.90	73.56
Georgia	4	1,662,867.04	0.25	7.636	680	415,716.76	78.74
Hawaii	5	3,343,756.75	0.50	7.393	716	668,751.35	69.91
Illinois	9	4,928,322.96	0.74	7.754	711	547,591.44	75.97
Iowa	1	497,778.65	0.07	7.312	682	497,778.65	80.00
Louisiana	1	441,831.76	0.07	7.312	677	441,831.76	80.00
Maine	3	1,422,079.98	0.21	7.386	726	474,026.66	71.26
Maryland	26	12,992,731.43	1.95	7.589	713	499,720.44	77.55
Massachusetts	17	7,829,823.95	1.17	7.523	694	460,577.88	74.03
Michigan	5	2,183,635.67	0.33	7.544	667	436,727.13	81.50
Minnesota	6	2,856,441.87	0.43	7.654	710	476,073.65	79.23
Missouri	1	388,006.43	0.06	7.362	747	388,006.43	80.00
Nevada	17	8,233,354.72	1.23	7.606	721	484,314.98	76.58
New Jersey	57	29,667,018.93	4.45	7.564	696	520,474.02	75.79
New Mexico	1	494,924.47	0.07	8.012	664	494,924.47	55.02
New York	71	35,853,482.84	5.37	7.576	709	504,978.63	71.75
North Carolina	1	528,642.11	0.08	7.162	697	528,642.11	57.05
Ohio	1	473,265.00	0.07	7.712	681	473,265.00	80.00
Oregon	1	561,872.48	0.08	7.562	782	561,872.48	80.00
Pennsylvania	2	1,008,627.77	0.15	7.812	683	504,313.89	79.93
Rhode Island	2	886,484.31	0.13	7.214	673	443,242.16	77.48
South Carolina	2	794,737.92	0.12	7.607	734	397,368.96	74.57
Texas	2	1,104,164.17	0.17	7.479	740	552,082.09	71.93
Utah	2	818,691.39	0.12	7.243	679	409,345.70	76.55
Virginia	79	38,935,742.04	5.83	7.675	704	492,857.49	75.79
Washington	9	4,240,899.17	0.64	7.654	727	471,211.02	75.08
Total	1,294	$667,357,262.47	100.00%

Mortgagors’ FICO Scores for the Group 2 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
620 - 639	68	$32,501,348.14	4.87%	7.756%	629	$477,961.00	75.48%
640 - 659	123	62,347,113.03	9.34	7.611	650	506,887.10	74.57
660 - 679	246	128,349,756.83	19.23	7.576	669	521,746.98	74.43
680 - 699	233	126,265,256.02	18.92	7.610	689	541,910.97	74.92
700 - 719	211	110,344,915.45	16.53	7.590	709	522,961.68	75.03
720 - 739	121	61,106,172.23	9.16	7.526	729	505,009.69	75.52
740 - 759	124	63,503,137.65	9.52	7.528	749	512,122.08	74.37
760 - 779	105	51,019,481.38	7.65	7.481	770	485,899.82	71.59
780 - 799	48	24,527,941.38	3.68	7.516	788	510,998.78	74.07
800 - 819	15	7,392,140.36	1.11	7.518	805	492,809.36	74.93
Total	1,294	$667,357,262.47	100.00%

(1)	As of February 1, 2008, the weighted average FICO Credit Score of the Group 2 Mortgage Loans was approximately 702.

Types of Mortgaged Properties for the Group 2 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Single Family Residence	905	$463,760,249.18	69.49%	7.581%	702	$512,442.26	74.41%
Planned Unit Development (PUD)	261	136,604,376.54	20.47	7.569	702	523,388.42	74.73
Low rise Condominium	79	39,823,054.79	5.97	7.488	705	504,089.30	76.09
Two- to Four-Family Residence	23	14,152,642.97	2.12	7.626	707	615,332.30	73.55
High rise Condominium	17	9,175,162.06	1.37	7.757	709	539,715.42	74.14
Townhouse	9	3,841,776.93	0.58	7.710	713	426,864.10	74.90
Total	1,294	$667,357,262.47	100.00%

Purposes of the Group 2 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Refinance (Cash Out)	743	$384,520,982.97	57.62%	7.597%	700	$517,524.88	72.48%
Purchase	389	198,588,289.22	29.76	7.540	711	510,509.74	78.33
Refinance (Rate/Term)	162	84,247,990.28	12.62	7.578	692	520,049.32	75.16
Total	1,294	$667,357,262.47	100.00%

Occupancy Types for the Group 2 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Primary Home	1,252	$647,034,705.20	96.95%	7.575%	702	$516,800.88	74.68%
Second Home	24	11,470,303.57	1.72	7.470	728	477,929.32	67.36
Investment	18	8,852,253.70	1.33	7.895	724	491,791.87	75.05
Total	1,294	$667,357,262.47	100.00%

(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Types for the Group 2 Mortgage Loans

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Full/Alternate	152	$77,826,062.97	11.66%	7.413%	705	$512,013.57	76.73%
FastForward	18	7,712,505.94	1.16	7.230	756	428,472.55	72.55
Stated Income	907	471,029,149.22	70.58	7.588	700	519,326.52	75.05
No Income/No Asset	215	109,351,413.05	16.39	7.666	707	508,611.22	70.95
No Documentation	2	1,438,131.29	0.22	8.164	691	719,065.65	80.00
Total	1,294	$667,357,262.47	100.00%

Loan Age for the Group 2 Mortgage Loans (1)

Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
29	200	$100,453,246.23	15.05%	7.627%	710	$502,266.23	75.41%
30	487	249,333,526.05	37.36	7.571	698	511,978.49	74.07
31	528	277,235,073.41	41.54	7.559	703	525,066.43	74.21
32	50	24,801,639.39	3.72	7.659	706	496,032.79	78.16
33	23	12,651,660.21	1.90	7.543	701	550,072.18	76.42
34	4	1,911,627.35	0.29	7.630	675	477,906.84	81.96
35	2	970,489.83	0.15	7.699	721	485,244.92	80.00
Total	1,294	$667,357,262.47	100.00%

(1)	As of February 1, 2008, the weighted average loan age of the Group 2 Mortgage Loans was approximately 30 months.

Prepayment Charge Terms and Type for the Group 2 Mortgage Loans

Prepayment Charge Term and Type (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
None	139	$75,259,320.59	11.28%	7.456%	703	$541,433.96	75.59%
12-Soft	7	4,174,092.64	0.63	7.449	692	596,298.95	78.61
12-Hard	93	49,526,787.98	7.42	7.380	697	532,546.11	75.87
24-Soft	1	642,947.74	0.10	8.125	661	642,947.74	80.00
24-Hard	23	11,286,856.39	1.69	7.361	703	490,732.89	75.04
36-Soft	346	178,710,708.21	26.78	7.491	709	516,504.94	73.04
36-Hard	685	347,756,548.92	52.11	7.684	699	507,673.79	74.85
Total	1,294	$667,357,262.47	100.00%

Gross Margins for the Group 2 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
1.501 - 2.000	5	$2,567,819.21	0.38%	6.613%	710	$513,563.84	74.42%
2.001 - 2.500	88	46,757,494.66	7.01	7.035	720	531,335.17	73.42
2.501 - 3.000	680	359,876,426.34	53.93	7.475	706	529,230.04	73.16
3.001 - 3.500	514	254,911,573.04	38.20	7.821	694	495,936.91	76.67
3.501 - 4.000	7	3,243,949.22	0.49	8.388	682	463,421.32	79.94
Total	1,294	$667,357,262.47	100.00%

(1)	As of February 1, 2008, the weighted average Gross Margin of the Group 2 Mortgage Loans was approximately 2.920%.

Maximum Mortgage Rates for the Group 2 Mortgage Loans (1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
8.950	3	$1,606,738.78	0.24%	7.559%	698	$535,579.59	70.31%
9.500	1	440,329.12	0.07	7.875	710	440,329.12	68.97
9.700	1	461,351.27	0.07	7.762	630	461,351.27	78.70
9.750	1	479,634.86	0.07	7.262	621	479,634.86	79.82
9.840	1	966,167.14	0.14	8.000	685	966,167.14	80.00
9.950	1,282	660,892,774.38	99.03	7.574	702	515,516.98	74.55
11.950	5	2,510,266.92	0.38	8.196	717	502,053.38	74.81
Total	1,294	$667,357,262.47	100.00%

(1)	As of February 1, 2008, the weighted average Maximum Mortgage Rate of the Group 2 Mortgage Loans was approximately 9.954%.

Aggregate Mortgage Loans

Mortgage Rates for the Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
5.751 - 6.000	3	$899,133.28	0.07%	5.986%	684	$299,711.09	72.30%
6.001 - 6.250	1	263,674.58	0.02	6.213	652	263,674.58	74.77
6.501 - 6.750	12	4,885,209.58	0.39	6.660	716	407,100.80	73.54
6.751 - 7.000	60	22,911,078.26	1.83	6.895	712	381,851.30	74.31
7.001 - 7.250	156	68,873,346.64	5.51	7.150	715	441,495.81	73.41
7.251 - 7.500	524	210,802,758.83	16.85	7.385	713	402,295.34	72.67
7.501 - 7.750	1,445	496,142,184.42	39.66	7.633	708	343,350.99	73.25
7.751 - 8.000	1,104	345,741,510.79	27.64	7.859	696	313,171.66	76.40
8.001 - 8.250	311	89,990,831.74	7.19	8.068	682	289,359.59	74.12
8.251 - 8.500	34	9,283,786.39	0.74	8.370	685	273,052.54	78.41
8.501 - 8.750	4	1,150,397.82	0.09	8.629	672	287,599.46	73.86
Total	3,654	$1,250,943,912.33	100.00%

(1)	As of February 1, 2008, the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.646% per annum.

Current Principal Balances for the Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
0.01 - 50,000.00	4	$102,085.56	0.01%	7.481%	722	$25,521.39	76.30%
50,000.01 - 100,000.00	85	6,936,444.41	0.55	7.765	720	81,605.23	65.67
100,000.01 - 150,000.00	260	33,061,511.33	2.64	7.728	713	127,159.66	72.58
150,000.01 - 200,000.00	399	70,321,696.85	5.62	7.710	712	176,244.85	72.63
200,000.01 - 250,000.00	443	99,912,838.36	7.99	7.736	709	225,536.88	72.82
250,000.01 - 300,000.00	442	121,419,249.04	9.71	7.723	704	274,704.18	73.67
300,000.01 - 350,000.00	441	143,009,044.74	11.43	7.704	705	324,283.55	75.14
350,000.01 - 400,000.00	402	150,542,731.97	12.03	7.671	702	374,484.41	74.94
400,000.01 - 450,000.00	340	144,503,858.09	11.55	7.613	702	425,011.35	75.65
450,000.01 - 500,000.00	280	132,880,571.08	10.62	7.634	698	474,573.47	75.24
500,000.01 - 550,000.00	223	117,012,256.85	9.35	7.609	706	524,718.64	74.83
550,000.01 - 600,000.00	85	48,701,770.50	3.89	7.560	709	572,962.01	76.28
600,000.01 - 650,000.00	86	53,519,341.87	4.28	7.546	692	622,317.93	75.07
650,000.01 - 700,000.00	72	48,657,329.64	3.89	7.575	698	675,796.25	72.74
700,000.01 - 750,000.00	32	22,925,447.83	1.83	7.574	718	716,420.24	70.92
750,000.01 - 800,000.00	12	9,280,094.85	0.74	7.382	730	773,341.24	69.64
800,000.01 - 850,000.00	6	4,937,404.72	0.39	7.486	720	822,900.79	66.26
850,000.01 - 900,000.00	8	6,979,274.66	0.56	7.448	700	872,409.33	69.35
900,000.01 - 950,000.00	5	4,605,879.26	0.37	7.360	702	921,175.85	68.00
950,000.01 - 1,000,000.00	10	9,707,664.91	0.78	7.520	692	970,766.49	72.85
1,000,000.01 - 1,050,000.00	7	7,069,394.31	0.57	7.262	697	1,009,913.47	70.21
1,050,000.01 - 1,100,000.00	7	7,522,088.71	0.60	7.478	690	1,074,584.10	67.32
1,300,000.01 - 1,350,000.00	1	1,322,606.42	0.11	7.412	676	1,322,606.42	58.45
1,350,000.01 - 1,400,000.00	1	1,359,180.88	0.11	7.312	692	1,359,180.88	65.00
1,400,000.01 - 1,450,000.00	1	1,443,404.85	0.12	7.625	681	1,443,404.85	65.00
1,550,000.01 - 1,600,000.00	1	1,596,137.87	0.13	7.125	695	1,596,137.87	65.22
1,600,000.01 - 1,650,000.00	1	1,614,602.77	0.13	7.412	681	1,614,602.77	73.17
Total	3,654	$1,250,943,912.33	100.00%

(1)	As of February 1, 2008, the average principal balance of the Mortgage Loans was approximately $342,349.18.

Original Loan-to-Value Ratios for the Mortgage Loans (1)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
0.001 - 50.000	162	$40,123,435.38	3.21%	7.529%	722	$247,675.53	41.51%
50.001 - 60.000	219	69,272,472.52	5.54	7.532	717	316,312.66	55.99
60.001 - 70.000	530	197,899,927.02	15.82	7.594	705	373,396.09	66.69
70.001 - 75.000	685	245,872,615.66	19.65	7.744	691	358,938.13	73.97
75.001 - 80.000	1,947	667,199,305.04	53.34	7.646	706	342,680.69	79.56
80.001 - 85.000	24	7,822,932.40	0.63	7.721	699	325,955.52	84.26
85.001 - 90.000	36	10,767,220.13	0.86	7.535	704	299,089.45	89.15
90.001 - 95.000	51	11,986,004.18	0.96	7.592	701	235,019.69	94.49
Total	3,654	$1,250,943,912.33	100.00%

(1)	As of February 1, 2008, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 74.16%.

Original Term to Stated Maturity for the Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
360	3,654	$1,250,943,912.33	100.00%	7.646%	704	$342,349.18	74.16%
Total	3,654	$1,250,943,912.33	100.00%

Remaining Terms to Stated Maturity for the Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
322	1	$207,151.05	0.02%	7.750%	692	$207,151.05	80.00%
323	1	271,994.89	0.02	7.012	726	271,994.89	80.00
324	1	118,998.86	0.01	8.125	685	118,998.86	80.00
325	6	2,098,523.73	0.17	7.762	729	349,753.96	76.35
326	11	3,646,732.95	0.29	7.522	677	331,521.18	82.30
327	42	18,059,868.35	1.44	7.598	704	429,996.87	76.01
328	107	39,637,930.56	3.17	7.660	705	370,447.95	77.61
329	1,316	469,882,696.69	37.56	7.624	704	357,053.72	73.95
330	1,450	485,801,304.09	38.83	7.643	701	335,035.38	73.71
331	719	231,218,711.16	18.48	7.701	709	321,583.74	74.61
Total	3,654	$1,250,943,912.33	100.00%

(1)	As of February 1, 2008, the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 330 months.

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Alabama	3	$1,264,096.80	0.10%	7.599%	722	$421,365.60	77.88%
Alaska	1	234,279.38	0.02	7.712	776	234,279.38	80.00
Arizona	101	27,545,497.03	2.20	7.642	714	272,727.69	74.66
California	1,496	623,390,049.81	49.83	7.620	703	416,704.58	73.68
Colorado	72	18,809,951.46	1.50	7.626	713	261,249.33	77.23
Connecticut	50	16,469,592.47	1.32	7.581	698	329,391.85	71.65
Delaware	9	1,733,282.44	0.14	7.619	733	192,586.94	72.42
District of Columbia	5	1,787,597.39	0.14	7.691	714	357,519.48	73.19
Florida	519	138,575,281.26	11.08	7.681	701	267,004.40	74.22
Georgia	28	6,557,175.92	0.52	7.707	688	234,184.85	80.08
Hawaii	25	10,300,968.59	0.82	7.564	716	412,038.74	67.55
Idaho	3	715,436.90	0.06	7.613	703	238,478.97	74.39
Illinois	96	24,110,022.69	1.93	7.788	700	251,146.07	76.65
Indiana	3	596,197.40	0.05	7.606	726	198,732.47	78.40
Iowa	3	805,669.24	0.06	7.508	706	268,556.41	78.13
Kansas	9	1,827,351.60	0.15	7.706	738	203,039.07	78.40
Kentucky	2	428,777.44	0.03	7.871	705	214,388.72	80.00
Louisiana	13	2,388,025.66	0.19	7.887	700	183,694.28	80.64
Maine	5	1,856,346.23	0.15	7.499	725	371,269.25	73.30
Maryland	77	26,255,548.55	2.10	7.646	708	340,981.15	75.27
Massachusetts	69	22,196,741.09	1.77	7.627	700	321,691.90	73.87
Michigan	61	12,177,606.30	0.97	7.728	691	199,632.89	80.08
Minnesota	45	11,421,122.05	0.91	7.708	704	253,802.71	77.91
Missouri	19	3,740,813.13	0.30	7.647	716	196,884.90	78.19
Montana	3	543,540.91	0.04	7.890	724	181,180.30	75.73
Nebraska	4	435,684.21	0.03	7.679	738	108,921.05	77.54
Nevada	103	30,200,921.65	2.41	7.666	713	293,212.83	75.82
New Hampshire	7	1,287,271.47	0.10	7.669	719	183,895.92	71.05
New Jersey	207	69,177,055.41	5.53	7.657	700	334,188.67	72.99
New Mexico	3	963,989.88	0.08	7.817	677	321,329.96	60.96
New York	155	61,535,504.59	4.92	7.630	704	397,003.26	71.36
North Carolina	4	1,335,918.59	0.11	7.454	702	333,979.65	71.89
Ohio	17	3,053,691.91	0.24	7.685	701	179,628.94	77.10
Oklahoma	2	269,109.29	0.02	7.504	720	134,554.65	85.57
Oregon	11	3,012,345.13	0.24	7.590	741	273,849.56	79.50
Pennsylvania	34	6,363,361.82	0.51	7.774	698	187,157.70	75.08
Rhode Island	17	4,763,367.84	0.38	7.773	695	280,198.11	75.82
South Carolina	10	2,284,812.17	0.18	7.740	720	228,481.22	78.96
Tennessee	6	963,116.94	0.08	7.640	693	160,519.49	73.11
Texas	49	9,180,711.74	0.73	7.620	713	187,361.46	77.23
Utah	14	3,448,799.64	0.28	7.577	695	246,342.83	77.88
Vermont	2	467,298.91	0.04	7.758	657	233,649.46	79.82
Virginia	220	78,285,719.59	6.26	7.725	702	355,844.18	75.75
Washington	59	16,130,856.86	1.29	7.684	719	273,404.35	76.42
West Virginia	1	245,648.48	0.02	8.012	725	245,648.48	75.00
Wisconsin	12	1,807,754.47	0.14	7.627	724	150,646.21	75.21
Total	3,654	$1,250,943,912.33	100.00%

Mortgagors’ FICO Scores for the Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Not available	2	$378,721.35	0.03%	8.270%	0	$189,360.68	74.44%
620 - 639	184	61,641,424.18	4.93	7.843	629	335,007.74	74.29
640 - 659	353	119,197,233.57	9.53	7.690	650	337,669.22	75.01
660 - 679	654	235,475,549.26	18.82	7.647	669	360,054.36	74.27
680 - 699	626	224,020,597.42	17.91	7.671	689	357,860.38	74.73
700 - 719	518	186,569,676.18	14.91	7.643	709	360,173.12	74.75
720 - 739	412	134,695,183.46	10.77	7.624	729	326,930.06	74.79
740 - 759	351	118,596,562.10	9.48	7.591	749	337,881.94	74.30
760 - 779	310	98,861,804.57	7.90	7.569	770	318,909.05	71.52
780 - 799	180	53,821,324.68	4.30	7.551	788	299,007.36	71.35
800 - 819	64	17,685,835.56	1.41	7.605	806	276,341.18	70.34
Total	3,654	$1,250,943,912.33	100.00%

(1)	As of February 1, 2008, the weighted average FICO Credit Score of the Mortgage Loans (not including the Mortgage Loans for which the FICO Credit Score was not available) was approximately 704.

Types of Mortgaged Properties for the Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Single Family Residence	2,324	$807,620,237.80	64.56%	7.645%	703	$347,513.01	73.67%
Planned Unit Development (PUD)	734	259,406,508.31	20.74	7.632	705	353,414.86	75.25
Low rise Condominium	335	97,832,874.90	7.82	7.587	712	292,038.43	75.65
Two- to Four-Family Residence	165	56,444,189.61	4.51	7.763	701	342,086.00	72.90
High rise Condominium	60	20,064,603.05	1.60	7.778	705	334,410.05	75.67
Townhouse	36	9,575,498.66	0.77	7.773	712	265,986.07	74.37
Total	3,654	$1,250,943,912.33	100.00%

Purposes of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Refinance (Cash Out)	2,124	$731,806,643.33	58.50%	7.666%	701	$344,541.73	71.79%
Purchase	952	341,945,629.61	27.34	7.598	714	359,186.59	78.68
Refinance (Rate/Term)	578	177,191,639.39	14.16	7.657	697	306,559.93	75.20
Total	3,654	$1,250,943,912.33	100.00%

Occupancy Types for the Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Primary Home	3,382	$1,181,846,561.22	94.48%	7.639%	703	$349,451.97	74.29%
Investment	182	43,048,080.32	3.44	7.919	723	236,527.91	71.68
Second Home	90	26,049,270.79	2.08	7.537	731	289,436.34	72.35
Total	3,654	$1,250,943,912.33	100.00%

(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Types for the Mortgage Loans

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
Full/Alternate	619	$179,410,474.48	14.34%	7.522%	706	$289,839.22	78.11%
FastForward	91	23,992,216.36	1.92	7.370	756	263,650.73	70.59
Stated Income	2,240	815,048,914.04	65.15	7.657	700	363,861.12	74.86
No Income/No Asset	702	231,054,176.16	18.47	7.730	711	329,137.00	68.95
No Documentation	2	1,438,131.29	0.11	8.164	691	719,065.65	80.00
Total	3,654	$1,250,943,912.33	100.00%

Loan Age for the Mortgage Loans (1)

Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
29	719	$231,218,711.16	18.48%	7.701%	709	$321,583.74	74.61%
30	1,450	485,801,304.09	38.83	7.643	701	335,035.38	73.71
31	1,316	469,882,696.69	37.56	7.624	704	357,053.72	73.95
32	107	39,637,930.56	3.17	7.660	705	370,447.95	77.61
33	42	18,059,868.35	1.44	7.598	704	429,996.87	76.01
34	11	3,646,732.95	0.29	7.522	677	331,521.18	82.30
35	6	2,098,523.73	0.17	7.762	729	349,753.96	76.35
36	1	118,998.86	0.01	8.125	685	118,998.86	80.00
37	1	271,994.89	0.02	7.012	726	271,994.89	80.00
38	1	207,151.05	0.02	7.750	692	207,151.05	80.00
Total	3,654	$1,250,943,912.33	100.00%

(1)	As of February 1, 2008, the weighted average loan age of the Mortgage Loans was approximately 30 months.

Prepayment Charge Terms and Type for the Mortgage Loans

Prepayment Charge Term and Type (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
None	261	$107,587,520.32	8.60%	7.465%	704	$412,212.72	75.81%
12-Soft	7	4,174,092.64	0.33	7.449	692	596,298.95	78.61
12-Hard	171	71,502,059.53	5.72	7.431	700	418,140.70	75.94
24-Soft	3	1,255,515.24	0.10	7.742	663	418,505.08	78.61
24-Hard	46	16,861,503.89	1.35	7.431	700	366,554.43	74.41
36-Soft	992	342,879,839.18	27.41	7.561	710	345,645.00	73.38
36-Hard	2,174	706,683,381.53	56.49	7.742	701	325,061.35	74.06
Total	3,654	$1,250,943,912.33	100.00%

Gross Margins for the Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
1.501 - 2.000	5	$2,567,819.21	0.21%	6.613%	710	$513,563.84	74.42%
2.001 - 2.500	164	66,610,247.85	5.32	7.022	719	406,160.05	73.52
2.501 - 3.000	1,420	543,252,590.33	43.43	7.486	710	382,572.25	73.19
3.001 - 3.500	2,015	624,735,891.08	49.94	7.840	697	310,042.63	74.99
3.501 - 4.000	48	13,376,591.26	1.07	8.327	686	278,678.98	77.24
4.001 - 4.500	2	400,772.60	0.03	8.712	695	200,386.30	80.00
Total	3,654	$1,250,943,912.33	100.00%

(1)	As of February 1, 2008, the weighted average Gross Margin of the Mortgage Loans was approximately 2.988%.

Maximum Mortgage Rates for the Mortgage Loans (1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Loan-to-Value Ratio
8.950	5	$2,135,873.48	0.17%	7.528%	697	$427,174.70	73.84%
9.500	2	750,495.99	0.06	7.808	708	375,248.00	73.53
9.700	1	461,351.27	0.04	7.762	630	461,351.27	78.70
9.750	1	479,634.86	0.04	7.262	621	479,634.86	79.82
9.840	1	966,167.14	0.08	8.000	685	966,167.14	80.00
9.950	3,632	1,241,795,829.40	99.27	7.645	704	341,904.14	74.14
10.950	4	939,303.49	0.08	7.523	667	234,825.87	78.70
11.950	8	3,415,256.70	0.27	8.177	699	426,907.09	76.17
Total	3,654	$1,250,943,912.33	100.00%

(1)	As of February 1, 2008, the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 9.954%.

ANNEX C

C-1

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

External Parties		Table of Contents

Seller			Page
IndyMac Bank		1. Certificate Payment Report	2
		2. Collection Account Report	8
		3. Credit Enhancement Report	10
		4. Collateral Report	11
Certificate Insurer(s)		5. Delinquency Report	14
		6. REO Report	17
		7. Foreclosure Report	18
		8. Prepayment Report	19
		9. Prepayment Detail Report	22
		10. Realized Loss Report	24
		11. Realized Loss Detail Report	27
Servicer(s)		12. Triggers and Adj. Cert. Report	28
IndyMac Bank		13. Other Related Information	29

Underwriter(s)
Goldman Sachs & Co.

		Total Number of Pages	29

Dates		Contacts
Cut-Off Date:	September 01, 2005	Brent Hoyler
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	(714) 247-6322
		Brent.Hoyler@db.com
		Address:
		1761 East St. Andrew Place, Santa Ana, CA 92705
Distribution Date:	October 25, 2005
		Factor Information:	(800) 735-7777
Record Date:	September 30, 2005	Main Phone Number:	(714) 247-6000
	October 24, 2005

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	629,654,000.00	3,357,634.15	5,237,814.46	8,595,448.61	0.00	0.00	624,416,185.54
1-A-2	FLT		$262,356,000.00	262,356,000.00	1,573,919.12	2,182,424.08	3,756,343.20	0.00	0.00	260,173,575.92
1-A-3A	FLT		$77,413,000.00	77,413,000.00	426,223.59	643,964.67	1,070,188.26	0.00	0.00	76,769,035.33
1-A-3B	FLT		$80,000,000.00	80,000,000.00	429,800.53	665,484.79	1,095,285.32	0.00	0.00	79,334,515.21
2-A-1A	FLT		$398,032,000.00	398,032,000.00	2,122,508.29	3,761,613.20	5,884,121.49	0.00	0.00	394,270,386.80
2-A-1B	FLT		$300,000,000.00	300,000,000.00	1,787,752.00	2,835,158.88	4,622,910.88	0.00	0.00	297,164,841.12
2-A-2A	FLT		$50,000,000.00	50,000,000.00	271,292.00	472,526.48	743,818.48	0.00	0.00	49,527,473.52
2-A-2B	FLT		$65,846,000.00	65,846,000.00	234,027.66	622,279.57	856,307.23	0.00	0.00	65,223,720.43
2-A-2C	FLT		$175,000,000.00	175,000,000.00	1,003,188.66	1,653,842.68	2,657,031.34	0.00	0.00	173,346,157.32
2-A-3A	FLT		$84,508,000.00	84,508,000.00	465,287.53	798,645.36	1,263,932.89	0.00	0.00	83,709,354.64
2-A-3B	FLT		$90,000,000.00	90,000,000.00	483,525.60	850,547.66	1,334,073.26	0.00	0.00	89,149,452.34
1-X	CSTR		$0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
A-R	R		$100.00	100.00	0.96	100.00	100.96	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,201,000.00	69,454.28	15,814.68	85,268.96	0.00	0.00	12,185,185.32
B-2	SUB		$49,300,000.00	49,300,000.00	283,927.25	63,901.63	347,828.88	0.00	0.00	49,236,098.37
B-3	SUB		$33,764,000.00	33,764,000.00	205,707.39	43,764.19	249,471.58	0.00	0.00	33,720,235.81
B-4	SUB		$14,470,000.00	14,470,000.00	89,316.17	18,755.71	108,071.88	0.00	0.00	14,451,244.29
B-5	SUB		$13,264,000.00	13,264,000.00	84,348.08	17,192.52	101,540.60	0.00	0.00	13,246,807.48
B-6	SUB		$10,853,000.00	10,853,000.00	71,476.12	14,067.43	85,543.55	0.00	0.00	10,838,932.57
B-7	SUB		$9,647,000.00	9,647,000.00	63,533.60	12,504.24	76,037.84	0.00	0.00	9,634,495.76
B-8	SUB		$7,235,000.00	7,235,000.00	47,648.55	9,377.86	57,026.41	0.00	0.00	7,225,622.14
B-9	SUB		$16,882,000.00	16,882,000.00	111,182.15	21,882.09	133,064.24	0.00	0.00	16,860,117.91
B-10	SUB		$18,088,000.00	18,088,000.00	119,124.67	23,445.29	142,569.96	0.00	0.00	18,064,554.71
B-11	SUB		$13,269,015.79	13,269,015.79	87,387.60	17,199.02	104,586.62	0.01	0.00	13,251,816.76
B-X	CSTR		$0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	85,805.63	0.00	85,805.63	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	53,452.10	0.00	53,452.10	0.00	0.00	100.00

Total			2,411,782,315.79	2,411,782,315.79 13,527,523.68		19,982,306.49	33,509,830.17	0.01	0.00	2,391,800,009.29

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	09/07/05	10/24/05	A-Act/360	45660LVZ9	629,654,000.00	1,000.000000	5.332507	8.318560	13.651066	991.681440
1-A-2	09/07/05	10/24/05	A-Act/360	45660LWA3	262,356,000.00	1,000.000000	5.999173	8.318560	14.317733	991.681440
1-A-3A	09/07/05	10/24/05	A-Act/360	45660LWB1	77,413,000.00	1,000.000000	5.505840	8.318560	13.824400	991.681440
1-A-3B	09/07/05	10/24/05	A-Act/360	45660LWC9	80,000,000.00	1,000.000000	5.372507	8.318560	13.691067	991.681440
2-A-1A	09/07/05	10/24/05	A-Act/360	45660LWD7	398,032,000.00	1,000.000000	5.332507	9.450530	14.783036	990.549470
2-A-1B	09/07/05	10/24/05	A-Act/360	45660LWE5	300,000,000.00	1,000.000000	5.959173	9.450530	15.409703	990.549470
2-A-2A	09/07/05	10/24/05	A-Act/360	45660LWV7	50,000,000.00	1,000.000000	5.425840	9.450530	14.876370	990.549470
2-A-2B	09/01/05	09/30/05	A-30/360	45660LWW5	65,846,000.00	1,000.000000	3.554167	9.450530	13.004696	990.549470
2-A-2C	09/07/05	10/24/05	A-Act/360	45660LWF2	175,000,000.00	1,000.000000	5.732507	9.450530	15.183036	990.549470
2-A-3A	09/07/05	10/24/05	A-Act/360	45660LWG0	84,508,000.00	1,000.000000	5.505840	9.450530	14.956370	990.549470
2-A-3B	09/07/05	10/24/05	A-Act/360	45660LWH8	90,000,000.00	1,000.000000	5.372507	9.450530	14.823036	990.549470
1-X	09/01/05	09/30/05	A-30/360	45660LWS4	0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X	09/01/05	09/30/05	A-30/360	45660LWT2	0.00	0.000000	0.000000	0.000000	0.000000	0.000000
A-R	09/01/05	09/30/05	A-30/360	45660LYT0	100.00	1,000.000000	9.600000	1,000.000000	1,009.600000	0.000000
B-1	09/07/05	10/24/05	A-30/360	45660LWJ4	12,201,000.00	1,000.000000	5.692507	1.296179	6.988686	998.703821
B-2	09/07/05	10/24/05	A-30/360	45660LWK1	49,300,000.00	1,000.000000	5.759173	1.296179	7.055353	998.703821
B-3	09/07/05	10/24/05	A-30/360	45660LWL9	33,764,000.00	1,000.000000	6.092507	1.296179	7.388686	998.703821
B-4	09/07/05	10/24/05	A-30/360	45660LWM7	14,470,000.00	1,000.000000	6.172507	1.296179	7.468686	998.703821
B-5	09/07/05	10/24/05	A-30/360	45660LWN5	13,264,000.00	1,000.000000	6.359174	1.296179	7.655353	998.703821
B-6	09/07/05	10/24/05	A-30/360	45660LWP0	10,853,000.00	1,000.000000	6.585840	1.296179	7.882019	998.703821
B-7	09/07/05	10/24/05	A-30/360	45660LWQ8	9,647,000.00	1,000.000000	6.585840	1.296179	7.882019	998.703821
B-8	09/07/05	10/24/05	A-30/360	45660LWR6	7,235,000.00	1,000.000000	6.585840	1.296180	7.882019	998.703820
B-9	09/07/05	10/24/05	A-30/360	45660LWX3	16,882,000.00	1,000.000000	6.585840	1.296179	7.882019	998.703821
B-10	09/07/05	10/24/05	A-30/360	45660LWY1	18,088,000.00	1,000.000000	6.585840	1.296179	7.882019	998.703821
B-11	09/07/05	10/24/05	A-30/360	45660LWZ8	13,269,015.79	1,000.000000	6.585839	1.296179	7.882018	998.703820
B-X	09/01/05	09/30/05	A-30/360	45660LWU9	0.00	0.000000	0.000000	0.000000	0.000000	0.000000
P-1	09/07/05	10/24/05	A-30/360	45660LYU7	100.00	1,000.000000	858,056.300000	0.000000	858,056.300000	1,000.000000
P-2	09/07/05	10/24/05	A-30/360	45660LYV5	100.00	1,000.000000	534,521.000000	0.000000	534,521.000000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	3,357,634.15	4,311,504.25	926,310.21	5,237,814.46	8,595,448.61	0.00	0.00	624,416,185.54
1-A-2	262,356,000.00	1,573,919.12	1,796,461.25	385,962.83	2,182,424.08	3,756,343.20	0.00	0.00	260,173,575.92
1-A-3A	77,413,000.00	426,223.59	530,079.18	113,885.49	643,964.67	1,070,188.26	0.00	0.00	76,769,035.33
1-A-3B	80,000,000.00	429,800.53	547,793.46	117,691.33	665,484.79	1,095,285.32	0.00	0.00	79,334,515.21
2-A-1A	398,032,000.00	2,122,508.29	3,308,517.46	453,095.74	3,761,613.20	5,884,121.49	0.00	0.00	394,270,386.80
2-A-1B	300,000,000.00	1,787,752.00	2,493,656.88	341,502.00	2,835,158.88	4,622,910.88	0.00	0.00	297,164,841.12
2-A-2A	50,000,000.00	271,292.00	415,609.48	56,917.00	472,526.48	743,818.48	0.00	0.00	49,527,473.52
2-A-2B	65,846,000.00	234,027.66	547,324.44	74,955.13	622,279.57	856,307.23	0.00	0.00	65,223,720.43
2-A-2C	175,000,000.00	1,003,188.66	1,454,633.18	199,209.50	1,653,842.68	2,657,031.34	0.00	0.00	173,346,157.32
2-A-3A	84,508,000.00	465,287.53	702,446.52	96,198.84	798,645.36	1,263,932.89	0.00	0.00	83,709,354.64
2-A-3B	90,000,000.00	483,525.60	748,097.06	102,450.60	850,547.66	1,334,073.26	0.00	0.00	89,149,452.34
1-X	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
A-R	100.00	0.96	82.31	17.69	100.00	100.96	0.00	0.00	0.00
B-1	12,201,000.00	69,454.28	0.00	15,814.68	15,814.68	85,268.96	0.00	0.00	12,185,185.32
B-2	49,300,000.00	283,927.25	0.00	63,901.63	63,901.63	347,828.88	0.00	0.00	49,236,098.37
B-3	33,764,000.00	205,707.39	0.00	43,764.19	43,764.19	249,471.58	0.00	0.00	33,720,235.81
B-4	14,470,000.00	89,316.17	0.00	18,755.71	18,755.71	108,071.88	0.00	0.00	14,451,244.29
B-5	13,264,000.00	84,348.08	0.00	17,192.52	17,192.52	101,540.60	0.00	0.00	13,246,807.48
B-6	10,853,000.00	71,476.12	0.00	14,067.43	14,067.43	85,543.55	0.00	0.00	10,838,932.57
B-7	9,647,000.00	63,533.60	0.00	12,504.24	12,504.24	76,037.84	0.00	0.00	9,634,495.76
B-8	7,235,000.00	47,648.55	0.00	9,377.86	9,377.86	57,026.41	0.00	0.00	7,225,622.14
B-9	16,882,000.00	111,182.15	0.00	21,882.09	21,882.09	133,064.24	0.00	0.00	16,860,117.91
B-10	18,088,000.00	119,124.67	0.00	23,445.29	23,445.29	142,569.96	0.00	0.00	18,064,554.71
B-11	13,269,015.79	87,387.60	0.00	17,199.02	17,199.02	104,586.62	0.00	0.00	13,251,816.76
B-X	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
P-1	100.00	85,805.63	0.00	0.00	0.00	85,805.63	0.00	0.00	100.00
P-2	100.00	53,452.10	0.00	0.00	0.00	53,452.10	0.00	0.00	100.00

Total	2,411,782,315.79	13,527,523.68	16,856,205.47	3,126,101.02	19,982,306.49	33,509,830.17	0.00	0.00	2,391,800,009.29

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	3.99938%	629,654,000.00	3,357,634.15	0.00	0.00	0.00	3,357,634.15	3,357,634.15	0.00
1-A-2	4.11914%	262,356,000.00	1,440,909.36	0.00	0.00	0.00	1,440,909.36	1,573,919.12	0.00
1-A-3A	4.11914%	77,413,000.00	425,167.01	0.00	0.00	0.00	425,167.01	426,223.59	0.00
1-A-3B	4.02938%	80,000,000.00	429,800.53	0.00	0.00	0.00	429,800.53	429,800.53	0.00
2-A-1A	3.99938%	398,032,000.00	2,122,508.29	0.00	0.00	0.00	2,122,508.29	2,122,508.29	0.00
2-A-1B	4.20827%	300,000,000.00	1,683,307.03	0.00	0.00	0.00	1,683,307.03	1,787,752.00	0.00
2-A-2A	4.06938%	50,000,000.00	271,292.00	0.00	0.00	0.00	271,292.00	271,292.00	0.00
2-A-2B	4.20827%	65,846,000.00	230,914.66	0.00	0.00	0.00	230,914.66	234,027.66	0.00
2-A-2C	4.20827%	175,000,000.00	981,929.10	0.00	0.00	0.00	981,929.10	1,003,188.66	0.00
2-A-3A	4.12938%	84,508,000.00	465,287.53	0.00	0.00	0.00	465,287.53	465,287.53	0.00
2-A-3B	4.02938%	90,000,000.00	483,525.60	0.00	0.00	0.00	483,525.60	483,525.60	0.00
1-X	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
A-R	11.52000%	100.00	0.55	0.00	0.00	0.00	0.55	0.96	0.00
B-1	2.95971%	12,201,000.00	48,148.54	0.00	0.00	0.00	48,148.54	69,454.28	0.00
B-2	2.95971%	49,300,000.00	194,551.50	0.00	0.00	0.00	194,551.50	283,927.25	0.00
B-3	2.95971%	33,764,000.00	133,242.12	0.00	0.00	0.00	133,242.12	205,707.39	0.00
B-4	2.95971%	14,470,000.00	57,102.64	0.00	0.00	0.00	57,102.64	89,316.17	0.00
B-5	2.95971%	13,264,000.00	52,343.43	0.00	0.00	0.00	52,343.43	84,348.08	0.00
B-6	2.95971%	10,853,000.00	42,828.95	0.00	0.00	0.00	42,828.95	71,476.12	0.00
B-7	2.95971%	9,647,000.00	38,069.74	0.00	0.00	0.00	38,069.74	63,533.60	0.00
B-8	2.95971%	7,235,000.00	28,551.32	0.00	0.00	0.00	28,551.32	47,648.55	0.00
B-9	2.95971%	16,882,000.00	66,621.06	0.00	0.00	0.00	66,621.06	111,182.15	0.00
B-10	2.95971%	18,088,000.00	71,380.27	0.00	0.00	0.00	71,380.27	119,124.67	0.00
B-11	2.95971%	13,269,015.79	52,363.22	0.00	0.00	0.00	52,363.22	87,387.60	0.00
B-X	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	85,805.63	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	53,452.10	0.00

Total		2,411,782,315.79	12,677,478.60	0.00	0.00	0.00	12,677,478.60	13,527,523.68	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Current Period Distribution - REMIC IV
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class Type		Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	09/01/05	09/30/05	A-30/360	1,049,423,000.00		1,000.000000	0.000000	0.000000	0.000000	991.681440
2-X-IO	09/01/05	09/30/05	A-30/360	1,163,386,000.00		1,000.000000	0.000000	0.000000	0.000000	990.549470
B-X-IO	09/01/05	09/30/05	A-30/360	198,973,015.00		1,000.000000	0.000000	0.000000	0.000000	998.703825
1-X-PO	09/01/05	09/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	09/01/05	09/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	09/01/05	09/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	09/01/05	09/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Distribution to Date - REMIC IV

										Current
	Original		Unscheduled	Scheduled	Total	Total		Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution		Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)		(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
2-X-IO	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
B-X-IO	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled			Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest		Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment		Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)		(6)	(7)=(5)-(6)
1-X-IO	0.00000%	1,049,423,000.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00
2-X-IO	0.00000%	1,163,386,000.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00
B-X-IO	0.00000%	198,973,015.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00

Total		2,411,782,015.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	11,113,695.67	8,868,610.82	19,982,306.48
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	11,113,695.67	8,868,610.82	19,982,306.48
Interest Collections	5,063,255.35	4,454,307.16	9,517,562.51
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	53,452.10	4,217,745.88	4,271,197.98
Interest Fees	(113,303.68)	(125,266.45)	(261,236.80)
TOTAL NET INTEREST	5,003,403.77	8,546,786.59	13,527,523.69
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	16,117,099.44	17,415,397.41	33,509,830.17

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	432,410.65	548,453.26	980,863.91
Curtailments	(2,423,123.17)	(1,930,440.58)	(4,353,563.75)
Prepayments In Full	12,093,408.19	9,116,361.03	21,209,769.22
Repurchased/Substitutions	1,011,000.00	1,134,237.11	2,145,237.11
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(237,130.67)	(314,408.44)	(551,539.11)
Realized Losses	0.00	0.00	0.00
Advanced Principal	237,130.67	314,408.44	551,539.11
TOTAL PRINCIPAL COLLECTED	11,113,695.67	8,868,610.82	19,982,306.48

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates
2005-AR18

October 25, 2005 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	5,345,886.28	4,685,086.35	10,030,972.63
Repurchased/Substitution Interest	842.50	1,864.07	2,706.57
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(10,034.07)	(9,160.74)	(19,194.81)
Delinquent Interest	(3,950,467.67)	(3,128,014.59)	(7,078,482.26)
Compensating Interest	10,034.07	9,160.74	19,194.81
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	3,666,994.24	2,895,371.33	6,562,365.57
TOTAL INTEREST COLLECTED	5,063,255.35	4,454,307.16	9,517,562.51

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	53,452.10	85,805.63	139,257.73
Capitalized Interest			4,131,940.25
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	53,452.10	4,217,745.88	4,271,197.98

INTEREST - FEES

	Group 2	Group 1	Total
Current Servicing Fees	112,775.35	124,789.89	237,565.24
Class 1-A-3B Ambac Premium			10,666.67
Class 2-A-3B Ambac Premium			12,000.00
Trustee Fees	528.33	476.58	1,004.91
TOTAL INTEREST FEES	113,303.68	125,266.45	261,236.80

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
October 25, 2005 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			10,666.67
Class 2-A-3B Ambac Premium			12,000.00

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,555	4,879	7,434
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(23)	(38)	(61)
Repurchases	(2)	(4)	(6)
Liquidations	0	0	0
Current	2,530	4,837	7,367
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prefunding	0.00	0.00	0.00
Scheduled Principal	(432,410.65)	(548,453.26)	(980,863.91)
Partial Prepayments	2,423,123.17	1,930,440.58	4,353,563.75
Full Voluntary Prepayments	(12,093,408.19)	(9,116,361.03)	(21,209,769.22)
Repurchases	(1,011,000.00)	(1,134,237.11)	(2,145,237.11)
Liquidations	0.00	0.00	0.00
Current	1,256,882,386.14	1,134,917,423.15	2,391,799,809.29

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

October 25, 2005 Distribution
CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Current	5.06001%	4.91730%	4.99233%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	357	358	357
Weighted Average Months to Maturity Current	357	358	357
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	357	358	357
Weighted Avg Remaining Amortization Term Current	357	358	357
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	2.52	2.28	2.40
Weighted Average Seasoning Current	2.52	2.28	2.40

Weighted Average Coupon by Groups

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Nov-03
May-04
Nov-04
May-05
Group 1
Group 2

Total Weighted Average Coupon

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Nov-03
May-04
Nov-04
May-05

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Nov-03
May-04
Nov-04
May-05
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Nov-03
May-04
Nov-04
May-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

October 25, 2005 Distribution
ARM CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88392%	3.04715%	2.96133%
Weighted Average Margin Current	2.88392%	3.04715%	2.96133%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Current	9.08990%	8.92349%	9.01098%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Current	1.09215%	1.10615%	1.09879%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Current	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Current	96.13668%	97.88894%	96.96769%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	112,775.35	124,789.89	237,565.24
Delinquent Servicing Fees	283,473.43	232,643.26	516,116.69
TOTAL SERVICING FEES	396,248.78	357,433.15	753,681.93

Total Servicing Fees	396,248.78	357,433.15	753,681.93
Compensating Interest	(10,034.07)	(9,160.74)	(19,194.81)
Delinquent Servicing Fees	(283,473.43)	(232,643.26)	(516,116.69)
COLLECTED SERVICING FEES	102,741.27	115,629.15	218,370.42
Total Advaced Interest	3,666,994.24	2,895,371.33	6,562,365.57
Total Advaced Principal	237,130.67	314,408.44	551,539.11
Aggregate Advances with respect to this Distribution	3,904,124.91	3,209,779.77	7,113,904.68

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	10,034.07	9,160.74	19,194.81
Compensating Interest	(10,034.07)	(9,160.74)	(19,194.81)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	6.740389%	6.597679%	6.672709%

Current Deferred Interest	1,676,526.34	1,504,752.09	3,181,278.43
Cumulative Deferred Interest	1,676,526.34	1,504,752.09	3,181,278.43
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		42,867,655.84	0.00	0.00	42,867,655.84
	% Balance		1.79%	0.00%	0.00%	1.79%
	# Loans		117	0	0	117
	% # Loans		1.59%	0.00%	0.00%	1.59%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	0.00	42,867,655.84	0.00	0.00	42,867,655.84
	% Balance	0.00%	1.79%	0.00%	0.00%	1.79%
	# Loans	0	117	0	0	117
	% # Loans	0.00%	1.59%	0.00%	0.00%	1.59%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		14,038,963.46	0.00	0.00	14,038,963.46
	% Balance		1.24%	0.00%	0.00%	1.24%
	# Loans		62	0	0	62
	% # Loans		1.28%	0.00%	0.00%	1.28%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	0.00	14,038,963.46	0.00	0.00	14,038,963.46
	% Balance	0.00%	1.24%	0.00%	0.00%	1.24%
	# Loans	0	62	0	0	62
	% # Loans	0.00%	1.28%	0.00%	0.00%	1.28%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		28,828,692.38	0.00	0.00	28,828,692.38
	% Balance		2.29%	0.00%	0.00%	2.29%
	# Loans		55	0	0	55
	% # Loans		2.17%	0.00%	0.00%	2.17%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	0.00	28,828,692.38	0.00	0.00	28,828,692.38
	% Balance	0.00%	2.29%	0.00%	0.00%	2.29%
	# Loans	0	55	0	0	55
	% # Loans	0.00%	2.17%	0.00%	0.00%	2.17%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
October 25, 2005 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
October 25, 2005 Distribution
Foreclosure Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	23	38	61
Number of Repurchased Loans	2	4	6
Total Number of Loans Prepaid in Full	25	42	67
Curtailments Amount	(2,423,123.17)	(1,930,440.58)	(4,353,563.75)
Paid in Full Balance	12,093,408.19	9,116,361.03	21,209,769.22
Repurchased Loans Balance	1,011,000.00	1,134,237.11	2,145,237.11
Total Prepayment Amount	10,681,285.02	8,320,157.56	19,001,442.58

Cumulative

Number of Paid in Full Loans	23	38	61
Number of Repurchased Loans	2	4	6
Total Number of Loans Prepaid in Full	25	42	67
Paid in Full Balance	12,093,408.19	9,116,361.03	21,209,769.22
Repurchased Loans Balance	1,011,000.00	1,134,237.11	2,145,237.11
Curtailments Amount	(2,423,123.17)	(1,930,440.58)	(4,353,563.75)
Total Prepayment Amount	10,681,285.02	8,320,157.56	19,001,442.58

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
October 25, 2005 Distribution
VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	0.84%	0.73%	0.79%
3 Months Avg SMM	0.84%	0.73%	0.79%
12 Months Avg SMM	0.84%	0.73%	0.79%
Avg SMM Since Cut-off	0.84%	0.73%	0.79%
CPR	9.66%	8.39%	9.06%
3 Months Avg CPR	9.66%	8.39%	9.06%
12 Months Avg CPR	9.66%	8.39%	9.06%
Avg CPR Since Cut-off	9.66%	8.39%	9.06%
PSA	1,919.57%	1,843.31%	1,885.77%
3 Months Avg PSA Approximation	1,919.57%	1,843.30%	1,885.77%
12 Months Avg PSA Approximation	1,919.57%	1,843.30%	1,885.77%
Avg PSA Since Cut-off Approximation	1,919.57%	1,843.30%	1,885.77%

CPR by Groups

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Nov-03
May-04
Nov-04
May-05
Group 1
Group 2

Total CPR

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Nov-03
May-04
Nov-04
May-05

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Nov-03
May-04
Nov-04
May-05
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Nov-03
May-04
Nov-04
May-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
October 25, 2005 Distribution

CPR Avg since Cut-Off by Groups
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Nov-03
May-04
Nov-04
May-05
Group 1
Group 2

Total CPR Avg since Cut-Off
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Nov-03
May-04
Nov-04
May-05

PSA Avg since Cut-Off by Groups
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Nov-03
May-04
Nov-04
May-05
Group 1
Group 2

Total PSA Avg since Cut-Off
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Nov-03
May-04
Nov-04
May-05

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidations )/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Dates correspond to distribution dates.
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments, liquidations, and repurchases.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

October 25, 2005 Distribution
Prepayment Detail Report
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status		Balance	Amount	Date	Rate	Origination	Original Term	Date
120397814	2		496,000.00	494,893.84	01-Oct-2005	5.625%	CA - 80.00%	Paid Off - 360	01-Jul-2005
120397854	2		576,000.00	575,036.46	07-Oct-2005	5.750%	NV - 90.00%	Paid Off - 360	01-Apr-2005
121064646	1		263,012.00	262,385.23	08-Sep-2005	5.815%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121170868	1		168,000.00	167,238.53	29-Sep-2005	5.715%	MD - 80.00%	Paid Off - 360	01-Jun-2005
121257392	2		646,800.00	646,785.44	07-Sep-2005	5.625%	CA - 71.87%	Paid Off - 360	01-May-2005
121303521	2		368,750.00	368,121.48	06-Sep-2005	5.375%	CA - 79.99%	Paid Off - 360	01-Jun-2005
121390678	2		616,000.00	614,532.03	07-Oct-2005	5.765%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121405425	1		341,600.00	340,559.93	23-Sep-2005	6.015%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121406587	1		224,000.00	223,247.41	06-Sep-2005	6.215%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121414813	1		150,000.00	149,485.92	30-Sep-2005	5.865%	VT - 78.13%	Paid Off - 360	01-Aug-2005
121417847	1		226,500.00	225,734.74	07-Oct-2005	6.115%	VA - 75.00%	Paid Off - 360	01-Aug-2005
121418657	1		337,600.00	336,902.87	30-Sep-2005	5.915%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121419599	1		157,500.00	156,967.86	12-Sep-2005	6.115%	NJ - 75.00%	Paid Off - 360	01-Aug-2005
121425743	2		650,000.00	647,759.34	12-Oct-2005	5.765%	CA - 73.91%	Paid Off - 360	01-Aug-2005
121440310	2		650,000.00	648,387.71	14-Oct-2005	5.365%	CA - 73.45%	Paid Off - 360	01-Jul-2005
121447443	1		506,200.00	504,489.71	06-Oct-2005	6.115%	HI - 74.99%	Paid Off - 360	01-Aug-2005
121452561	1		150,000.00	149,495.14	07-Oct-2005	6.215%	CA - 65.22%	Paid Off - 360	01-Aug-2005
121469643	1		101,000.00	100,502.71	19-Sep-2005	5.715%	NJ - 15.42%	Paid Off - 360	01-Aug-2005
121471096	2		539,500.00	537,629.31	23-Sep-2005	5.665%	CA - 65.00%	Paid Off - 360	01-Aug-2005
121476978	1		350,000.00	348,789.96	09-Sep-2005	5.715%	CA - 37.84%	Paid Off - 360	01-Aug-2005
121480998	1		192,000.00	191,351.29	06-Oct-2005	6.115%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121505763	1		159,600.00	159,060.76	09-Sep-2005	6.115%	NV - 77.85%	Paid Off - 360	01-Aug-2005
121507094	2		392,000.00	390,668.04	26-Sep-2005	6.015%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121507640	1		66,500.00	66,454.48	07-Oct-2005	6.040%	FL - 36.94%	Paid Off - 360	01-Aug-2005
121514620	1		298,000.00	296,993.15	05-Oct-2005	6.115%	CA - 79.47%	Paid Off - 360	01-Aug-2005
121519110	1		348,000.00	346,810.76	29-Sep-2005	5.915%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121522805	2		500,000.00	498,320.11	05-Oct-2005	6.215%	CA - 71.43%	Paid Off - 360	01-Aug-2005
121523183	1		217,000.00	216,804.40	15-Sep-2005	5.915%	AZ - 74.83%	Paid Off - 360	01-Aug-2005
121531777	1		235,200.00	234,916.81	07-Oct-2005	5.565%	AZ - 70.00%	Paid Off - 360	01-Aug-2005
121532063	1		149,000.00	148,477.18	20-Sep-2005	5.465%	UT - 78.42%	Paid Off - 360	01-Aug-2005
121563792	2		520,000.00	518,909.21	01-Sep-2005	5.740%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121568598	1		156,000.00	155,628.24	29-Sep-2005	6.115%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121573402	1		300,000.00	298,986.40	23-Sep-2005	6.115%	AZ - 68.99%	Paid Off - 360	01-Aug-2005
121579147	2		548,000.00	546,694.08	05-Oct-2005	4.865%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121582610	1		328,000.00	328,000.00	28-Sep-2005	1.000%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121583576	2		412,500.00	411,094.38	19-Sep-2005	5.965%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121589302	1		160,000.00	159,618.71	13-Oct-2005	5.915%	IL - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

October 25, 2005 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status		Balance	Amount	Date	Rate	Origination	Original Term	Date
121592542	2		564,000.00	562,654.83	26-Aug-2005	5.765%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121596481	1		192,000.00	191,340.07	07-Sep-2005	5.815%	NM - 80.00%	Paid Off - 360	01-Aug-2005
121604549	2		390,000.00	389,070.61	11-Oct-2005	5.615%	CA - 65.00%	Paid Off - 360	01-Sep-2005
121610353	2		400,000.00	399,046.78	11-Oct-2005	5.765%	CA - 72.07%	Paid Off - 360	01-Sep-2005
121615550	1		92,800.00	92,611.66	03-Oct-2005	5.865%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121616526	1		164,000.00	163,609.18	02-Sep-2005	5.465%	MI - 69.79%	Paid Off - 360	01-Aug-2005
121622073	1		350,000.00	348,789.96	03-Oct-2005	5.715%	CA - 67.31%	Paid Off - 360	01-Aug-2005
121627321	2		600,000.00	597,943.67	15-Sep-2005	5.865%	CA - 70.59%	Paid Off - 360	01-Aug-2005
121635603	2		479,200.00	478,058.04	19-Sep-2005	5.665%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121675032	1		263,000.00	262,373.25	07-Oct-2005	5.915%	CA - 73.06%	Paid Off - 360	01-Sep-2005
121693198	2		576,000.00	574,040.05	30-Aug-2005	5.990%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121708502	2		450,000.00	448,927.62	14-Oct-2005	5.765%	MA - 64.75%	Paid Off - 360	01-Sep-2005
121716268	1		336,400.00	335,598.34	30-Sep-2005	5.815%	CA - 79.99%	Paid Off - 360	01-Sep-2005
121717126	2		600,000.00	597,881.91	07-Oct-2005	5.375%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121717131	1		341,000.00	339,807.04	03-Oct-2005	5.500%	CA - 56.83%	Paid Off - 360	01-Aug-2005
121717695	2		500,000.00	498,502.24	29-Sep-2005	6.375%	VA - 75.73%	Paid Off - 360	01-Aug-2005
121723078	1		229,600.00	228,852.46	05-Oct-2005	6.000%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121723687	2		650,000.00	648,451.01	29-Aug-2005	5.875%	OR - 75.00%	Paid Off - 360	01-Sep-2005
121752343	1		352,000.00	350,864.00	22-Sep-2005	6.250%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121760461	1		359,000.00	358,144.48	14-Sep-2005	5.965%	CA - 73.27%	Paid Off - 360	01-Sep-2005
121780385	1		159,000.00	156,940.19	22-Sep-2005	5.940%	CA - 46.77%	Paid Off - 360	01-Apr-2005
121809077	1		185,000.00	184,362.28	30-Sep-2005	5.765%	CA - 50.69%	Paid Off - 360	01-Aug-2005
121832231	1		185,000.00	185,000.00	06-Oct-2005	1.000%	FL - 64.91%	Paid Off - 360	01-Oct-2005
121846455	1		350,000.00	349,165.93	05-Oct-2005	5.865%	NY - 71.43%	Paid Off - 360	01-Sep-2005
121608558	1		160,000.00	159,237.11	30-Sep-2005	5.915%	CA - 46.38%	Repur/Subs - 360	01-Aug-2005
121706248	2		375,000.00	375,000.00	30-Sep-2005	1.000%	NJ - 71.43%	Repur/Subs - 360	01-Oct-2005
121713538	1		343,000.00	343,000.00	30-Sep-2005	1.000%	CA - 51.97%	Repur/Subs - 360	01-Oct-2005
121814586	1		320,000.00	320,000.00	30-Sep-2005	2.000%	HI - 49.23%	Repur/Subs - 360	01-Oct-2005
121851481	1		312,000.00	312,000.00	30-Sep-2005	1.000%	NJ - 52.00%	Repur/Subs - 360	01-Oct-2005
121861461	2		636,000.00	636,000.00	30-Sep-2005	1.000%	FL - 80.00%	Repur/Subs - 360	01-Oct-2005

TOTAL			23,414,262.00	23,355,006.33

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
October 25, 2005 Distribution
Realized Loss Report
COLLATERAL REALIZED LOSSES
		Group 2	Group 1	Total

Current
Number of Loans Liquidated		0	0	0
Collateral Principal Realized Loss/(Gain) Amount		0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	0.00	0.00
Cumulative
Number of Loans Liquidated		0	0	0
Collateral Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
October 25, 2005 Distribution

CDR Avg since Cut-Off by Groups
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Nov-03
May-04
Nov-04
May-05
Group 1
Group 2

Total CDR Avg since Cut-Off
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Nov-03
May-04
Nov-04
May-05

SDA Avg since Cut-Off by Groups
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Nov-03
May-04
Nov-04
May-05
Group 1
Group 2

Total SDA Avg since Cut-Off
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Nov-03
May-04
Nov-04
May-05

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
October 25, 2005 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
October 25, 2005 Distribution
Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	91.749968%	91.749949%	91.749959%
Next Senior Percentage	91.686493%	91.697712%	91.691817%
Current Subordinate Percentage	8.250032%	8.250051%	8.250041%
Next Subordinate Percentage	8.313507%	8.302288%	8.308183%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

October 25, 2005 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 1 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 2 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 3 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 4 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 5 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 6 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 7 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 8 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 9 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

External Parties		Table of Contents

Seller			Page
IndyMac Bank		1. Certificate Payment Report	2
		2. Collection Account Report	8
		3. Credit Enhancement Report	10
		4. Collateral Report	11
Certificate Insurer(s)		5. Delinquency Report	14
		6. REO Report	17
		7. Foreclosure Report	18
		8. Prepayment Report	19
		9. Prepayment Detail Report	22
		10. Realized Loss Report	24
		11. Realized Loss Detail Report	27
Servicer(s)		12. Triggers and Adj. Cert. Report	28
IndyMac Bank		13. Other Related Information	29

Underwriter(s)
Goldman Sachs & Co.

		Total Number of Pages	29

Dates		Contacts
Cut-Off Date:	September 01, 2005	Brent Hoyler
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	(714) 247-6322
		Brent.Hoyler@db.com
		Address:
		1761 East St. Andrew Place, Santa Ana, CA 92705
Distribution Date:	November 25, 2005
		Factor Information:	(800) 735-7777
Record Date:	October 31, 2005	Main Phone Number:	(714) 247-6000
November 23, 2005

		https://www.tss.db.com/invr

Revised

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	624,416,185.54	2,337,614.73	3,428,777.56	5,766,392.29	0.00	0.00	620,987,407.98
1-A-2	FLT		$262,356,000.00	260,173,575.92	1,086,025.94	1,428,658.23	2,514,684.17	0.00	0.00	258,744,917.69
1-A-3A	FLT		$77,413,000.00	76,769,035.33	295,992.61	421,552.09	717,544.70	0.00	0.00	76,347,483.24
1-A-3B	FLT		$80,000,000.00	79,334,515.21	299,052.56	435,639.57	734,692.13	0.00	0.00	78,898,875.64
2-A-1A	FLT		$398,032,000.00	394,270,386.80	1,476,022.38	4,608,196.22	6,084,218.60	0.00	0.00	389,662,190.58
2-A-1B	FLT		$300,000,000.00	297,164,841.12	1,232,759.45	3,473,235.48	4,705,994.93	0.00	0.00	293,691,605.64
2-A-2A	FLT		$50,000,000.00	49,527,473.52	188,400.45	578,872.58	767,273.03	0.00	0.00	48,948,600.94
2-A-2B	FLT		$65,846,000.00	65,223,720.43	240,186.35	762,328.88	1,002,515.23	0.00	0.00	64,461,391.55
2-A-2C	FLT		$175,000,000.00	173,346,157.32	693,733.73	2,026,054.03	2,719,787.76	0.00	0.00	171,320,103.29
2-A-3A	FLT		$84,508,000.00	83,709,354.64	322,751.88	978,387.28	1,301,139.16	0.00	0.00	82,730,967.36
2-A-3B	FLT		$90,000,000.00	89,149,452.34	336,050.10	1,041,970.64	1,378,020.74	0.00	0.00	88,107,481.70
1-X	CSTR		$0.00	0.00	909,867.33	0.00	909,867.33	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	802,090.22	0.00	802,090.22	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,185,185.32	48,450.50	27.82	48,478.32	0.00	0.00	12,185,157.50
B-2	SUB		$49,300,000.00	49,236,098.37	197,891.50	112.43	198,003.93	0.00	0.00	49,235,985.94
B-3	SUB		$33,764,000.00	33,720,235.81	142,788.81	77.00	142,865.81	0.00	0.00	33,720,158.81
B-4	SUB		$14,470,000.00	14,451,244.29	61,940.64	33.00	61,973.64	0.00	0.00	14,451,211.29
B-5	SUB		$13,264,000.00	13,246,807.48	58,375.18	30.25	58,405.43	0.00	0.00	13,246,777.23
B-6	SUB		$10,853,000.00	10,838,932.57	49,351.01	24.75	49,375.76	0.00	0.00	10,838,907.82
B-7	SUB		$9,647,000.00	9,634,495.76	43,867.06	22.00	43,889.06	0.00	0.00	9,634,473.76
B-8	SUB		$7,235,000.00	7,225,622.14	32,899.16	16.50	32,915.66	0.00	0.00	7,225,605.64
B-9	SUB		$16,882,000.00	16,860,117.91	76,766.22	38.50	76,804.72	0.00	0.00	16,860,079.41
B-10	SUB		$18,088,000.00	18,064,554.71	82,250.18	41.25	82,291.43	0.00	0.00	18,064,513.46
B-11	SUB		$13,269,015.79	13,251,816.76	60,337.18	30.26	60,367.44	0.01	0.00	13,251,786.49
B-X	CSTR		$0.00	0.00	72,466.66	0.00	72,466.66	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	106,983.93	0.00	106,983.93	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	83,102.61	0.00	83,102.61	0.00	0.00	100.00

Total			2,411,782,315.79	2,391,800,009.29 11,338,018.37		19,184,126.32	30,522,144.69	0.01	0.00	2,372,615,882.96

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	10/25/05	11/24/05	A-Act/360	45660LVZ9	629,654,000.00	991.681440	3.712539	5.445495	9.158033	986.235945
1-A-2	10/25/05	11/24/05	A-Act/360	45660LWA3	262,356,000.00	991.681440	4.139512	5.445495	9.585007	986.235945
1-A-3A	10/25/05	11/24/05	A-Act/360	45660LWB1	77,413,000.00	991.681440	3.823552	5.445495	9.269047	986.235945
1-A-3B	10/25/05	11/24/05	A-Act/360	45660LWC9	80,000,000.00	991.681440	3.738157	5.445495	9.183652	986.235945
2-A-1A	10/25/05	11/24/05	A-Act/360	45660LWD7	398,032,000.00	990.549470	3.708301	11.577452	15.285752	978.972019
2-A-1B	10/25/05	11/24/05	A-Act/360	45660LWE5	300,000,000.00	990.549470	4.109198	11.577452	15.686650	978.972019
2-A-2A	10/25/05	11/24/05	A-Act/360	45660LWV7	50,000,000.00	990.549470	3.768009	11.577452	15.345461	978.972019
2-A-2B	10/01/05	10/30/05	A-30/360	45660LWW5	65,846,000.00	990.549470	3.647698	11.577452	15.225150	978.972019
2-A-2C	10/25/05	11/24/05	A-Act/360	45660LWF2	175,000,000.00	990.549470	3.964193	11.577452	15.541644	978.972019
2-A-3A	10/25/05	11/24/05	A-Act/360	45660LWG0	84,508,000.00	990.549470	3.819187	11.577452	15.396639	978.972019
2-A-3B	10/25/05	11/24/05	A-Act/360	45660LWH8	90,000,000.00	990.549470	3.733890	11.577452	15.311342	978.972019
1-X	10/01/05	10/30/05	A-30/360	45660LWS4	0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X	10/01/05	10/30/05	A-30/360	45660LWT2	0.00	0.000000	0.000000	0.000000	0.000000	0.000000
A-R	10/01/05	10/30/05	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	10/25/05	11/24/05	A-Act/360	45660LWJ4	12,201,000.00	998.703821	3.971027	0.002280	3.973307	998.701541
B-2	10/25/05	11/24/05	A-Act/360	45660LWK1	49,300,000.00	998.703821	4.014026	0.002281	4.016307	998.701540
B-3	10/25/05	11/24/05	A-Act/360	45660LWL9	33,764,000.00	998.703821	4.229025	0.002281	4.231306	998.701540
B-4	10/25/05	11/24/05	A-Act/360	45660LWM7	14,470,000.00	998.703821	4.280625	0.002281	4.282905	998.701540
B-5	10/25/05	11/24/05	A-Act/360	45660LWN5	13,264,000.00	998.703821	4.401024	0.002281	4.403304	998.701540
B-6	10/25/05	11/24/05	A-Act/360	45660LWP0	10,853,000.00	998.703821	4.547223	0.002280	4.549503	998.701541
B-7	10/25/05	11/24/05	A-Act/360	45660LWQ8	9,647,000.00	998.703821	4.547223	0.002281	4.549503	998.701540
B-8	10/25/05	11/24/05	A-Act/360	45660LWR6	7,235,000.00	998.703820	4.547223	0.002281	4.549504	998.701540
B-9	10/25/05	11/24/05	A-Act/360	45660LWX3	16,882,000.00	998.703821	4.547223	0.002281	4.549504	998.701541
B-10	10/25/05	11/24/05	A-Act/360	45660LWY1	18,088,000.00	998.703821	4.547224	0.002281	4.549504	998.701540
B-11	10/25/05	11/24/05	A-Act/360	45660LWZ8	13,269,015.79	998.703820	4.547223	0.002281	4.549504	998.701539
B-X	10/01/05	10/30/05	A-30/360	45660LWU9	0.00	0.000000	0.000000	0.000000	0.000000	0.000000
P-1	10/25/05	11/24/05	A-30/360	45660LYU7	100.00	1,000.000000	1,069,839.300000	0.000000 1,069,839.300000		1,000.000000
P-2	10/25/05	11/24/05	A-30/360	45660LYV5	100.00	1,000.000000	831,026.100000	0.000000	831,026.100000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	5,695,248.88	7,740,100.72	926,491.30	8,666,592.02	14,361,840.90	0.00	0.00	620,987,407.98
1-A-2	262,356,000.00	2,659,945.06	3,225,044.02	386,038.29	3,611,082.31	6,271,027.37	0.00	0.00	258,744,917.69
1-A-3A	77,413,000.00	722,216.20	951,609.01	113,907.75	1,065,516.76	1,787,732.96	0.00	0.00	76,347,483.24
1-A-3B	80,000,000.00	728,853.09	983,410.03	117,714.34	1,101,124.36	1,829,977.45	0.00	0.00	78,898,875.64
2-A-1A	398,032,000.00	3,598,530.67	7,915,104.62	454,704.80	8,369,809.42	11,968,340.09	0.00	0.00	389,662,190.58
2-A-1B	300,000,000.00	3,020,511.45	5,965,679.60	342,714.76	6,308,394.36	9,328,905.81	0.00	0.00	293,691,605.64
2-A-2A	50,000,000.00	459,692.45	994,279.93	57,119.13	1,051,399.06	1,511,091.51	0.00	0.00	48,948,600.94
2-A-2B	65,846,000.00	474,214.01	1,309,387.13	75,221.32	1,384,608.45	1,858,822.46	0.00	0.00	64,461,391.55
2-A-2C	175,000,000.00	1,696,922.39	3,479,979.77	199,916.94	3,679,896.71	5,376,819.10	0.00	0.00	171,320,103.29
2-A-3A	84,508,000.00	788,039.41	1,680,492.18	96,540.46	1,777,032.64	2,565,072.05	0.00	0.00	82,730,967.36
2-A-3B	90,000,000.00	819,575.70	1,789,703.87	102,814.43	1,892,518.30	2,712,094.00	0.00	0.00	88,107,481.70
1-X	0.00	909,867.33	0.00	0.00	0.00	909,867.33	0.00	0.00	0.00
2-X	0.00	802,090.22	0.00	0.00	0.00	802,090.22	0.00	0.00	0.00
A-R	100.00	138,549.38	82.31	17.69	100.00	138,649.38	0.00	0.00	0.00
B-1	12,201,000.00	117,904.78	0.00	15,842.50	15,842.50	133,747.28	0.00	0.00	12,185,157.50
B-2	49,300,000.00	481,818.75	0.00	64,014.06	64,014.06	545,832.81	0.00	0.00	49,235,985.94
B-3	33,764,000.00	348,496.20	0.00	43,841.19	43,841.19	392,337.39	0.00	0.00	33,720,158.81
B-4	14,470,000.00	151,256.81	0.00	18,788.71	18,788.71	170,045.52	0.00	0.00	14,451,211.29
B-5	13,264,000.00	142,723.26	0.00	17,222.77	17,222.77	159,946.03	0.00	0.00	13,246,777.23
B-6	10,853,000.00	120,827.13	0.00	14,092.18	14,092.18	134,919.31	0.00	0.00	10,838,907.82
B-7	9,647,000.00	98,681.68	0.00	12,526.24	12,526.24	111,207.92	0.00	0.00	9,634,473.76
B-8	7,235,000.00	61,450.48	0.00	9,394.36	9,394.36	70,844.84	0.00	0.00	7,225,605.64
B-9	16,882,000.00	143,387.28	0.00	21,920.59	21,920.59	165,307.87	0.00	0.00	16,860,079.41
B-10	18,088,000.00	153,630.45	0.00	23,486.54	23,486.54	177,116.99	0.00	0.00	18,064,513.46
B-11	13,269,015.79	112,700.40	0.00	17,229.28	17,229.28	129,929.68	0.01	0.00	13,251,786.49
B-X	0.00	72,466.66	0.00	0.00	0.00	72,466.66	0.00	0.00	0.00
P-1	100.00	192,789.56	0.00	0.00	0.00	192,789.56	0.00	0.00	100.00
P-2	100.00	136,554.71	0.00	0.00	0.00	136,554.71	0.00	0.00	100.00

Total	2,411,782,315.79	24,848,944.39	36,034,873.19	3,131,559.63	39,166,432.81	64,015,377.20	0.01	0.00	2,372,615,882.96

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	4.34750%	624,416,185.54	2,337,614.73	0.00	0.00	0.00	2,337,614.73	2,337,614.73	0.00
1-A-2	4.84750%	260,173,575.92	1,086,025.94	0.00	0.00	0.00	1,086,025.94	1,086,025.94	0.00
1-A-3A	4.47750%	76,769,035.33	295,992.61	0.00	0.00	0.00	295,992.61	295,992.61	0.00
1-A-3B	4.37750%	79,334,515.21	299,052.56	0.00	0.00	0.00	299,052.56	299,052.56	0.00
2-A-1A	4.34750%	394,270,386.80	1,476,022.38	0.00	0.00	0.00	1,476,022.38	1,476,022.38	0.00
2-A-1B	4.81750%	297,164,841.12	1,232,759.45	0.00	0.00	0.00	1,232,759.45	1,232,759.45	0.00
2-A-2A	4.41750%	49,527,473.52	188,400.45	0.00	0.00	0.00	188,400.45	188,400.45	0.00
2-A-2B	4.41900%	65,223,720.43	240,186.35	0.00	0.00	0.00	240,186.35	240,186.35	0.00
2-A-2C	4.64750%	173,346,157.32	693,733.73	0.00	0.00	0.00	693,733.73	693,733.73	0.00
2-A-3A	4.47750%	83,709,354.64	322,751.88	0.00	0.00	0.00	322,751.88	322,751.88	0.00
2-A-3B	4.37750%	89,149,452.34	336,050.10	0.00	0.00	0.00	336,050.10	336,050.10	0.00
1-X	0.00000%	0.00	909,867.33	0.00	0.00	0.00	909,867.33	909,867.33	0.00
2-X	0.00000%	0.00	802,090.22	0.00	0.00	0.00	802,090.22	802,090.22	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	4.61750%	12,185,185.32	48,450.50	0.00	0.00	0.00	48,450.50	48,450.50	0.00
B-2	4.66750%	49,236,098.37	197,891.50	0.00	0.00	0.00	197,891.50	197,891.50	0.00
B-3	4.91750%	33,720,235.81	142,788.81	0.00	0.00	0.00	142,788.81	142,788.81	0.00
B-4	4.97750%	14,451,244.29	61,940.64	0.00	0.00	0.00	61,940.64	61,940.64	0.00
B-5	5.11750%	13,246,807.48	58,375.18	0.00	0.00	0.00	58,375.18	58,375.18	0.00
B-6	5.28750%	10,838,932.57	49,351.01	0.00	0.00	0.00	49,351.01	49,351.01	0.00
B-7	5.28750%	9,634,495.76	43,867.06	0.00	0.00	0.00	43,867.06	43,867.06	0.00
B-8	5.28750%	7,225,622.14	32,899.16	0.00	0.00	0.00	32,899.16	32,899.16	0.00
B-9	5.28750%	16,860,117.91	76,766.22	0.00	0.00	0.00	76,766.22	76,766.22	0.00
B-10	5.28750%	18,064,554.71	82,250.18	0.00	0.00	0.00	82,250.18	82,250.18	0.00
B-11	5.28750%	13,251,816.76	60,337.18	0.00	0.00	0.00	60,337.18	60,337.18	0.00
B-X	0.00000%	0.00	72,466.66	0.00	0.00	0.00	72,466.66	72,466.66	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	106,983.93	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	83,102.61	0.00

Total		2,391,800,009.29	11,147,931.83	0.00	0.00	0.00	11,147,931.83	11,338,018.37	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Current Period Distribution - REMIC IV
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	909,867.33	0.00	909,867.33	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	802,090.22	0.00	802,090.22	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	72,466.64	0.00	72,466.64	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,784,424.19	0.00	1,784,424.19	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	10/01/05	10/30/05	A-30/360	1,049,423,000.00		991.681440	0.867017	0.000000	0.867017	986.235945
2-X-IO	10/01/05	10/30/05	A-30/360	1,163,386,000.00		990.549470	0.689445	0.000000	0.689445	978.972019
B-X-IO	10/01/05	10/30/05	A-30/360	198,973,015.00		998.703825	0.364203	0.000000	0.364203	998.701544
1-X-PO	10/01/05	10/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	10/01/05	10/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	10/01/05	10/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	10/01/05	10/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	909,846.73	0.00	0.00	0.00	909,867.33	0.00	0.00	0.00
2-X-IO	0.00	802,090.22	0.00	0.00	0.00	802,090.22	0.00	0.00	0.00
B-X-IO	0.00	72,466.64	0.00	0.00	0.00	72,466.64	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	1,784,403.59	0.00	0.00	0.00	1,784,424.19	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.04912%	1,040,693,312.00	909,867.33	0.00	0.00	0.00	909,867.33	909,867.33	0.00
2-X-IO	0.83521%	1,152,391,386.17	802,090.22	0.00	0.00	0.00	802,090.22	802,090.22	0.00
B-X-IO	0.43761%	198,715,111.12	72,466.64	0.00	0.00	0.00	72,466.64	72,466.64	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2,391,799,809.29	1,784,424.19	0.00	0.00	0.00	1,784,424.19	1,784,424.19	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	13,469,471.55	5,714,654.78	19,184,126.33
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	13,469,471.55	5,714,654.78	19,184,126.33
Interest Collections	5,893,807.15	5,498,371.65	11,392,144.75
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	83,102.61	106,983.93	190,086.54
Interest Fees	(113,611.82)	(116,160.87)	(244,281.03)
TOTAL NET INTEREST	5,863,297.94	5,489,194.71	11,337,950.26
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	19,332,769.49	11,203,849.49	30,522,110.64

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	5,129.47	329.13	5,458.60
Curtailments	(1,304,767.15)	(1,436,168.88)	(2,740,936.03)
Prepayments In Full	14,769,109.23	7,150,494.53	21,919,603.76
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(5,129.47)	(329.13)	(5,458.60)
Realized Losses	0.00	0.00	0.00
Advanced Principal	5,129.47	329.13	5,458.60
TOTAL PRINCIPAL COLLECTED	13,469,471.55	5,714,654.78	19,184,126.33

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates
2005-AR18

November 25, 2005 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,173,494.77	5,737,311.31	11,910,806.08
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(8,514.05)	(3,391.87)	(11,905.92)
Delinquent Interest	(4,397,185.38)	(3,868,775.99)	(8,265,961.37)
Compensating Interest	8,514.05	3,391.87	11,905.93
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,117,497.76	3,629,802.29	7,747,300.05
TOTAL INTEREST COLLECTED	5,893,807.15	5,498,371.65	11,392,144.75

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	83,102.61	106,983.93	190,086.54
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	83,102.61	106,983.93	190,086.54

INTEREST - FEES

	Group 2	Group 1	Total
Current Servicing Fees	113,088.12	115,687.99	228,776.11
Class 1-A-3B Ambac Premium			6,831.58
Class 2-A-3B Ambac Premium			7,676.76
Trustee Fees	523.70	472.88	996.58
TOTAL INTEREST FEES	113,611.82	116,160.87	244,281.03

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
November 25, 2005 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			6,831.58
Class 2-A-3B Ambac Premium			7,676.76

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,530	4,837	7,367
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(28)	(30)	(58)
Repurchases	0	0	0
Liquidations	0	0	0
Current	2,502	4,807	7,309
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,256,882,386.14	1,134,917,423.15	2,391,799,809.29
Prefunding	0.00	0.00	0.00
Scheduled Principal	(5,129.47)	(329.13)	(5,458.60)
Partial Prepayments	1,304,767.15	1,436,168.88	2,740,936.03
Full Voluntary Prepayments	(14,769,109.23)	(7,150,494.53)	(21,919,603.76)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	1,243,412,914.59	1,129,202,768.37	2,372,615,682.96

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

November 25, 2005 Distribution
CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Current	5.89410%	6.06636%	5.97584%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	357	358	357
Weighted Average Months to Maturity Current	356	357	357
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	357	358	357
Weighted Avg Remaining Amortization Term Current	356	357	357
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	2.52	2.28	2.40
Weighted Average Seasoning Current	3.51	3.28	3.40

Weighted Average Coupon by Groups

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-03
Jun-04
Dec-04
Jun-05
Group 1
Group 2

Total Weighted Average Coupon

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-03
Jun-04
Dec-04
Jun-05

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Dec-03
Jun-04
Dec-04
Jun-05
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Dec-03
Jun-04
Dec-04
Jun-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

November 25, 2005 Distribution
ARM CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88392%	3.04715%	2.96133%
Weighted Average Margin Current	2.88426%	3.04738%	2.96166%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Current	9.05617%	8.92344%	8.99319%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Current	1.09253%	1.10681%	1.09930%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Current	96.12632%	97.93300%	96.98360%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Current	96.12632%	97.93300%	96.98360%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	113,088.12	115,687.99	228,776.11
Delinquent Servicing Fees	279,687.62	238,973.71	518,661.33
TOTAL SERVICING FEES	392,775.75	354,661.70	747,437.45

Total Servicing Fees	392,775.75	354,661.70	747,437.45
Compensating Interest	(8,514.05)	(3,391.87)	(11,905.93)
Delinquent Servicing Fees	(279,687.62)	(238,973.71)	(518,661.33)
COLLECTED SERVICING FEES	104,574.08	112,296.12	216,870.19
Total Advaced Interest	4,117,497.76	3,629,802.29	7,747,300.05
Total Advaced Principal	5,129.47	329.13	5,458.60
Aggregate Advances with respect to this Distribution	4,122,627.23	3,630,131.42	7,752,758.65

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	8,514.05	3,391.87	11,905.92
Compensating Interest	(8,514.05)	(3,391.87)	(11,905.93)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	5.518603%	5.690857%	5.600338%

Current Deferred Interest	2,116,803.52	2,038,670.31	4,155,473.82
Cumulative Deferred Interest	2,116,803.52	2,038,670.31	4,155,473.82
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		27,424,337.07	7,609,420.68	0.00	35,033,757.75
	% Balance		1.16%	0.32%	0.00%	1.48%
	# Loans		88	21	0	109
	% # Loans		1.20%	0.29%	0.00%	1.49%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	529,741.94	0.00	0.00	0.00	529,741.94
	% Balance	0.02%	0.00%	0.00%	0.00%	0.02%
	# Loans	2	0	0	0	2
	% # Loans	0.03%	0.00%	0.00%	0.00%	0.03%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	529,741.94	27,424,337.07	7,609,420.68	0.00	35,563,499.69
	% Balance	0.02%	1.16%	0.32%	0.00%	1.50%
	# Loans	2	88	21	0	111
	% # Loans	0.03%	1.20%	0.29%	0.00%	1.52%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		13,584,598.42	2,373,405.72	0.00	15,958,004.14
	% Balance		1.20%	0.21%	0.00%	1.41%
	# Loans		61	10	0	71
	% # Loans		1.27%	0.21%	0.00%	1.48%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	529,741.94	0.00	0.00	0.00	529,741.94
	% Balance	0.05%	0.00%	0.00%	0.00%	0.05%
	# Loans	2	0	0	0	2
	% # Loans	0.04%	0.00%	0.00%	0.00%	0.04%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	529,741.94	13,584,598.42	2,373,405.72	0.00	16,487,746.08
	% Balance	0.05%	1.20%	0.21%	0.00%	1.46%
	# Loans	2	61	10	0	73
	% # Loans	0.04%	1.27%	0.21%	0.00%	1.52%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		13,839,738.65	5,236,014.96	0.00	19,075,753.61
	% Balance		1.11%	0.42%	0.00%	1.53%
	# Loans		27	11	0	38
	% # Loans		1.08%	0.44%	0.00%	1.52%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	0.00	13,839,738.65	5,236,014.96	0.00	19,075,753.61
	% Balance	0.00%	1.11%	0.42%	0.00%	1.53%
	# Loans	0	27	11	0	38
	% # Loans	0.00%	1.08%	0.44%	0.00%	1.52%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
November 25, 2005 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
November 25, 2005 Distribution
Foreclosure Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	28	30	58
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	28	30	58
Curtailments Amount	(1,304,767.15)	(1,436,168.88)	(2,740,936.03)
Paid in Full Balance	14,769,109.23	7,150,494.53	21,919,603.76
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	13,464,342.08	5,714,325.65	19,178,667.73

Cumulative

Number of Paid in Full Loans	51	68	119
Number of Repurchased Loans	2	4	6
Total Number of Loans Prepaid in Full	53	72	125
Paid in Full Balance	26,862,517.42	16,266,855.56	43,129,372.98
Repurchased Loans Balance	1,011,000.00	1,134,237.11	2,145,237.11
Curtailments Amount	(3,727,890.32)	(3,366,609.46)	(7,094,499.78)
Total Prepayment Amount	24,145,627.10	14,034,483.21	38,180,110.31

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
November 25, 2005 Distribution
VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	1.07%	0.50%	0.80%
3 Months Avg SMM	0.96%	0.62%	0.80%
12 Months Avg SMM	0.96%	0.62%	0.80%
Avg SMM Since Cut-off	0.96%	0.62%	0.80%
CPR	12.12%	5.88%	9.21%
3 Months Avg CPR	10.90%	7.14%	9.13%
12 Months Avg CPR	10.90%	7.14%	9.13%
Avg CPR Since Cut-off	10.90%	7.14%	9.13%
PSA	1,726.56%	897.23%	1,354.72%
3 Months Avg PSA Approximation	1,808.53%	1,286.68%	1,574.61%
12 Months Avg PSA Approximation	1,808.53%	1,286.68%	1,574.61%
Avg PSA Since Cut-off Approximation	1,808.53%	1,286.68%	1,574.61%

CPR by Groups

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Dec-03
Jun-04
Dec-04
Jun-05
Group 1
Group 2

Total CPR

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Dec-03
Jun-04
Dec-04
Jun-05

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Dec-03
Jun-04
Dec-04
Jun-05
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Dec-03
Jun-04
Dec-04
Jun-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
November 25, 2005 Distribution

CPR Avg since Cut-Off by Groups

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Dec-03
Jun-04
Dec-04
Jun-05
Group 1
Group 2

Total CPR Avg since Cut-Off

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Dec-03
Jun-04
Dec-04
Jun-05

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Dec-03
Jun-04
Dec-04
Jun-05
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Dec-03
Jun-04
Dec-04
Jun-05

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidations )/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Dates correspond to distribution dates.
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments, liquidations, and repurchases.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

November 25, 2005 Distribution
Prepayment Detail Report
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120885869	1		139,120.00	137,842.44	25-Oct-2005	5.419%	CA - 80.00%	Paid Off - 360	01-Sep-2005
120898335	2		460,875.00	462,670.84	17-Oct-2005	5.769%	NV - 75.00%	Paid Off - 360	01-May-2005
121044145	1		103,000.00	99,300.79	09-Nov-2005	5.669%	MO - 31.21%	Paid Off - 360	01-May-2005
121218250	1		73,500.00	73,350.83	31-Oct-2005	6.394%	CT - 54.44%	Paid Off - 360	01-Oct-2005
121252896	1		356,000.00	356,327.67	28-Oct-2005	6.069%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121309607	2		596,000.00	596,548.59	10-Nov-2005	6.069%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121339263	2		400,000.00	398,334.14	04-Nov-2005	5.719%	CA - 67.80%	Paid Off - 360	01-Aug-2005
121345168	1		207,000.00	206,631.76	07-Nov-2005	6.019%	OR - 75.00%	Paid Off - 360	01-Aug-2005
121364759	1		198,750.00	198,303.02	07-Nov-2005	6.269%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121369030	1		242,000.00	240,444.94	19-Oct-2005	5.719%	MN - 78.75%	Paid Off - 360	01-Aug-2005
121408466	1		350,000.00	349,165.93	31-Oct-2005	5.819%	CA - 51.47%	Paid Off - 360	01-Oct-2005
121415567	1		440,000.00	440,074.78	21-Oct-2005	5.619%	HI - 80.00%	Paid Off - 360	01-Aug-2005
121423524	1		224,000.00	225,276.96	08-Nov-2005	6.625%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121459412	2		360,000.00	360,451.46	24-Oct-2005	6.269%	UT - 65.46%	Paid Off - 360	01-Aug-2005
121462391	2		451,500.00	451,041.92	15-Nov-2005	5.669%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121475257	2		1,000,000.00	1,001,063.37	19-Oct-2005	5.519%	CA - 69.44%	Paid Off - 360	01-Jul-2005
121505171	1		262,500.00	262,782.18	27-Oct-2005	6.519%	AZ - 72.92%	Paid Off - 360	01-Aug-2005
121505536	2		368,000.00	368,093.84	19-Oct-2005	5.875%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121505983	1		257,200.00	257,383.47	01-Nov-2005	6.069%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121510695	1		231,300.00	230,748.80	01-Nov-2005	6.019%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121514541	2		520,000.00	517,461.74	15-Nov-2005	6.244%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121515949	1		159,000.00	158,512.02	17-Oct-2005	5.869%	FL - 58.89%	Paid Off - 360	01-Aug-2005
121516959	2		420,000.00	420,022.55	24-Oct-2005	6.069%	CA - 72.41%	Paid Off - 360	01-Aug-2005
121531439	2		855,000.00	855,501.74	02-Nov-2005	5.869%	CA - 57.77%	Paid Off - 360	01-Aug-2005
121551890	2		500,000.00	500,293.42	07-Nov-2005	5.869%	CA - 73.64%	Paid Off - 360	01-Aug-2005
121552900	2		440,000.00	440,294.91	19-Oct-2005	5.919%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121561408	1		204,000.00	203,894.24	31-Oct-2005	5.569%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121586497	1		128,500.00	127,974.34	07-Nov-2005	6.419%	MI - 78.83%	Paid Off - 360	01-Sep-2005
121589514	2		368,000.00	367,580.76	31-Oct-2005	5.519%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121589576	2		360,000.00	357,928.92	20-Oct-2005	5.819%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121601500	1		294,000.00	294,417.75	19-Oct-2005	6.369%	CA - 69.18%	Paid Off - 360	01-Aug-2005
121603018	1		306,500.00	306,000.53	08-Nov-2005	5.819%	VA - 67.26%	Paid Off - 360	01-Aug-2005
121604046	1		188,500.00	188,594.87	10-Nov-2005	5.819%	MA - 58.91%	Paid Off - 360	01-Aug-2005
121606484	1		350,000.00	349,790.38	01-Nov-2005	6.169%	IL - 70.00%	Paid Off - 360	01-Sep-2005
121607574	2		484,400.00	484,109.90	08-Nov-2005	6.169%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121608202	2		464,000.00	463,606.38	01-Nov-2005	5.869%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121609945	1		212,250.00	212,122.88	31-Oct-2005	6.169%	CA - 75.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

November 25, 2005 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121618731	1		312,000.00	311,787.20	15-Nov-2005	6.069%	CA - 42.16%	Paid Off - 360	01-Sep-2005
121626565	1		412,500.00	411,516.99	02-Nov-2005	6.069%	MA - 75.00%	Paid Off - 360	01-Oct-2005
121627306	2		600,000.00	600,930.63	04-Nov-2005	6.619%	CA - 79.92%	Paid Off - 360	01-Aug-2005
121642366	2		360,000.00	359,694.61	03-Nov-2005	5.869%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121653784	2		540,000.00	540,812.37	18-Oct-2005	6.419%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121664405	1		285,000.00	284,853.01	27-Oct-2005	6.269%	CA - 67.06%	Paid Off - 360	01-Sep-2005
121674962	2		496,000.00	494,818.00	09-Nov-2005	5.969%	MD - 79.04%	Paid Off - 360	01-Oct-2005
121679299	1		177,402.00	177,266.26	19-Oct-2005	5.969%	WA - 80.00%	Paid Off - 360	01-Sep-2005
121693184	2		900,000.00	894,283.60	02-Nov-2005	6.119%	CA - 60.00%	Paid Off - 360	01-Aug-2005
121698112	2		547,000.00	546,490.49	27-Oct-2005	5.769%	CA - 74.93%	Paid Off - 360	01-Sep-2005
121701416	1		260,000.00	258,722.47	01-Nov-2005	5.869%	CA - 77.61%	Paid Off - 360	01-Sep-2005
121712277	1		330,000.00	329,857.23	02-Nov-2005	6.369%	CA - 73.33%	Paid Off - 360	01-Sep-2005
121724229	2		506,000.00	505,469.85	14-Nov-2005	5.750%	MD - 87.54%	Paid Off - 360	01-Sep-2005
121752344	2		427,663.00	427,533.30	21-Oct-2005	5.419%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121761508	1		195,000.00	194,535.30	26-Oct-2005	6.169%	FL - 75.00%	Paid Off - 360	01-Oct-2005
121761780	2		477,500.00	477,961.73	09-Nov-2005	6.269%	CA - 63.67%	Paid Off - 360	01-Aug-2005
121761794	2		692,000.00	692,579.21	09-Nov-2005	6.019%	CA - 64.98%	Paid Off - 360	01-Aug-2005
121796491	2		400,000.00	399,760.43	27-Oct-2005	6.169%	CA - 62.02%	Paid Off - 360	01-Sep-2005
121806156	1		176,000.00	175,438.59	27-Oct-2005	5.869%	VA - 59.06%	Paid Off - 360	01-Sep-2005
121830750	2		784,250.00	783,770.53	27-Oct-2005	6.125%	CA - 62.24%	Paid Off - 360	01-Sep-2005
121831668	1		87,500.00	87,576.90	20-Oct-2005	6.000%	AZ - 68.36%	Paid Off - 360	01-Aug-2005

TOTAL			21,940,710.00	21,919,603.76

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
November 25, 2005 Distribution
Realized Loss Report
COLLATERAL REALIZED LOSSES
		Group 2	Group 1	Total

Current
Number of Loans Liquidated		0	0	0
Collateral Principal Realized Loss/(Gain) Amount		0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	0.00	0.00
Cumulative
Number of Loans Liquidated		0	0	0
Collateral Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
November 25, 2005 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Dec-03
Jun-04
Dec-04
Jun-05
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Dec-03
Jun-04
Dec-04
Jun-05

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Dec-03
Jun-04
Dec-04
Jun-05
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Dec-03
Jun-04
Dec-04
Jun-05

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
November 25, 2005 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
November 25, 2005 Distribution
Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	91.686493%	91.697712%	91.691817%
Next Senior Percentage	91.596470%	91.655698%	91.624659%
Current Subordinate Percentage	8.313507%	8.302288%	8.308183%
Next Subordinate Percentage	8.403530%	8.344302%	8.375341%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

November 25, 2005 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 1 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 2 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 3 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 4 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 5 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 6 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 7 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 8 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 9 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

External Parties		Table of Contents

Seller			Page
IndyMac Bank		1. Certificate Payment Report	2
		2. Collection Account Report	8
		3. Credit Enhancement Report	10
		4. Collateral Report	11
Certificate Insurer(s)		5. Delinquency Report	14
		6. REO Report	17
		7. Foreclosure Report	18
		8. Prepayment Report	19
		9. Prepayment Detail Report	22
		10. Realized Loss Report	25
		11. Realized Loss Detail Report	28
Servicer(s)		12. Triggers and Adj. Cert. Report	29
IndyMac Bank		13. Other Related Information	30

Underwriter(s)
Goldman Sachs & Co.

		Total Number of Pages	30

Dates		Contacts
Cut-Off Date:	September 01, 2005	Brent Hoyler
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	(714) 247-6322
		Brent.Hoyler@db.com
		Address:
		1761 East St. Andrew Place, Santa Ana, CA 92705
Distribution Date:	December 27, 2005
		Factor Information:	(800) 735-7777
Record Date:	November 30, 2005	Main Phone Number:	(714) 247-6000
December 23, 2005

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	620,987,407.98	2,484,639.62	6,570,513.48	9,055,153.10	0.00	0.00	614,416,894.50
1-A-2	FLT		$262,356,000.00	258,744,917.69	1,150,264.91	2,737,715.69	3,887,980.60	0.00	0.00	256,007,202.00
1-A-3A	FLT		$77,413,000.00	76,347,483.24	314,297.14	807,813.75	1,122,110.89	0.00	0.00	75,539,669.49
1-A-3B	FLT		$80,000,000.00	78,898,875.64	317,787.14	834,809.40	1,152,596.54	0.00	0.00	78,064,066.24
2-A-1A	FLT		$398,032,000.00	389,662,190.58	1,559,081.72	5,018,486.46	6,577,568.18	0.00	0.00	384,643,704.12
2-A-1B	FLT		$300,000,000.00	293,691,605.64	1,297,790.57	3,782,474.62	5,080,265.19	0.00	0.00	289,909,131.02
2-A-2A	FLT		$50,000,000.00	48,948,600.94	198,894.48	630,412.44	829,306.92	0.00	0.00	48,318,188.50
2-A-2B	FLT		$65,846,000.00	64,461,391.55	245,114.44	830,202.75	1,075,317.19	0.00	0.00	63,631,188.80
2-A-2C	FLT		$175,000,000.00	171,320,103.29	731,156.13	2,206,443.53	2,937,599.66	0.00	0.00	169,113,659.76
2-A-3A	FLT		$84,508,000.00	82,730,967.36	340,575.82	1,065,497.88	1,406,073.70	0.00	0.00	81,665,469.48
2-A-3B	FLT		$90,000,000.00	88,107,481.70	354,877.36	1,134,742.39	1,489,619.75	0.00	0.00	86,972,739.31
1-X	CSTR		$0.00	0.00	759,178.08	0.00	759,178.08	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	648,431.82	0.00	648,431.82	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.01	0.00	0.01	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,185,157.50	51,678.61	1,249.78	52,928.39	0.00	0.00	12,183,907.72
B-2	SUB		$49,300,000.00	49,235,985.94	211,003.55	5,049.93	216,053.48	0.00	0.00	49,230,936.01
B-3	SUB		$33,764,000.00	33,720,158.81	152,002.98	3,458.54	155,461.52	0.00	0.00	33,716,700.27
B-4	SUB		$14,470,000.00	14,451,211.29	65,913.58	1,482.20	67,395.78	0.00	0.00	14,449,729.09
B-5	SUB		$13,264,000.00	13,246,777.23	62,068.51	1,358.67	63,427.18	0.00	0.00	13,245,418.56
B-6	SUB		$10,853,000.00	10,838,907.82	52,424.18	1,111.70	53,535.88	0.00	0.00	10,837,796.12
B-7	SUB		$9,647,000.00	9,634,473.76	46,598.74	988.17	47,586.91	0.00	0.00	9,633,485.59
B-8	SUB		$7,235,000.00	7,225,605.64	34,947.85	741.10	35,688.95	0.00	0.00	7,224,864.54
B-9	SUB		$16,882,000.00	16,860,079.41	81,546.58	1,729.27	83,275.85	0.00	0.00	16,858,350.14
B-10	SUB		$18,088,000.00	18,064,513.46	87,372.03	1,852.80	89,224.83	0.00	0.00	18,062,660.66
B-11	SUB		$13,269,015.79	13,251,786.49	64,094.47	1,359.18	65,453.65	0.01	0.00	13,250,427.30
B-X	CSTR		$0.00	0.00	42,501.00	0.00	42,501.00	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	181,355.54	0.00	181,355.54	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	176,532.01	0.00	176,532.01	0.00	0.00	100.00

Total			2,411,782,315.79	2,372,615,882.96 11,712,128.87		25,639,493.73	37,351,622.60	0.01	0.00	2,346,976,389.22

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	11/25/05	12/26/05	A-Act/360	45660LVZ9	629,654,000.00	986.235945	3.946040	10.435118	14.381157	975.800828
1-A-2	11/25/05	12/26/05	A-Act/360	45660LWA3	262,356,000.00	986.235945	4.384367	10.435118	14.819484	975.800828
1-A-3A	11/25/05	12/26/05	A-Act/360	45660LWB1	77,413,000.00	986.235945	4.060005	10.435117	14.495122	975.800828
1-A-3B	11/25/05	12/26/05	A-Act/360	45660LWC9	80,000,000.00	986.235945	3.972339	10.435118	14.407457	975.800828
2-A-1A	11/25/05	12/26/05	A-Act/360	45660LWD7	398,032,000.00	978.972019	3.916976	12.608249	16.525225	966.363770
2-A-1B	11/25/05	12/26/05	A-Act/360	45660LWE5	300,000,000.00	978.972019	4.325969	12.608249	16.934217	966.363770
2-A-2A	11/25/05	12/26/05	A-Act/360	45660LWV7	50,000,000.00	978.972019	3.977890	12.608249	16.586138	966.363770
2-A-2B	11/01/05	11/30/05	A-30/360	45660LWW5	65,846,000.00	978.972019	3.722541	12.608249	16.330790	966.363770
2-A-2C	11/25/05	12/26/05	A-Act/360	45660LWF2	175,000,000.00	978.972019	4.178035	12.608249	16.786284	966.363770
2-A-3A	11/25/05	12/26/05	A-Act/360	45660LWG0	84,508,000.00	978.972019	4.030102	12.608249	16.638350	966.363770
2-A-3B	11/25/05	12/26/05	A-Act/360	45660LWH8	90,000,000.00	978.972019	3.943082	12.608249	16.551331	966.363770
1-X	11/01/05	11/30/05	A-30/360	45660LWS4	0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X	11/01/05	11/30/05	A-30/360	45660LWT2	0.00	0.000000	0.000000	0.000000	0.000000	0.000000
A-R	11/01/05	11/30/05	A-30/360	45660LYT0	100.00	0.000000	0.100000	0.000000	0.100000	0.000000
B-1	11/25/05	12/26/05	A-Act/360	45660LWJ4	12,201,000.00	998.701541	4.235604	0.102433	4.338037	998.599108
B-2	11/25/05	12/26/05	A-Act/360	45660LWK1	49,300,000.00	998.701540	4.279991	0.102433	4.382424	998.599108
B-3	11/25/05	12/26/05	A-Act/360	45660LWL9	33,764,000.00	998.701540	4.501925	0.102433	4.604357	998.599108
B-4	11/25/05	12/26/05	A-Act/360	45660LWM7	14,470,000.00	998.701540	4.555189	0.102433	4.657621	998.599108
B-5	11/25/05	12/26/05	A-Act/360	45660LWN5	13,264,000.00	998.701540	4.679472	0.102433	4.781904	998.599107
B-6	11/25/05	12/26/05	A-Act/360	45660LWP0	10,853,000.00	998.701541	4.830386	0.102433	4.932819	998.599108
B-7	11/25/05	12/26/05	A-Act/360	45660LWQ8	9,647,000.00	998.701540	4.830387	0.102433	4.932820	998.599107
B-8	11/25/05	12/26/05	A-Act/360	45660LWR6	7,235,000.00	998.701540	4.830387	0.102433	4.932820	998.599107
B-9	11/25/05	12/26/05	A-Act/360	45660LWX3	16,882,000.00	998.701541	4.830386	0.102433	4.932819	998.599108
B-10	11/25/05	12/26/05	A-Act/360	45660LWY1	18,088,000.00	998.701540	4.830386	0.102433	4.932819	998.599108
B-11	11/25/05	12/26/05	A-Act/360	45660LWZ8	13,269,015.79	998.701539	4.830386	0.102433	4.932819	998.599106
B-X	11/01/05	11/30/05	A-30/360	45660LWU9	0.00	0.000000	0.000000	0.000000	0.000000	0.000000
P-1	11/25/05	12/24/05	A-30/360	45660LYU7	100.00	1,000.000000	1,813,555.400000	0.000000 1,813,555.400000		1,000.000000
P-2	11/25/05	12/24/05	A-30/360	45660LYV5	100.00	1,000.000000	1,765,320.100000	0.000000 1,765,320.100000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	8,179,888.50	14,176,290.12	1,060,815.38	15,237,105.50	23,416,994.00	0.00	0.00	614,416,894.50
1-A-2	262,356,000.00	3,810,209.97	5,906,791.31	442,006.69	6,348,798.00	10,159,007.97	0.00	0.00	256,007,202.00
1-A-3A	77,413,000.00	1,036,513.34	1,742,908.25	130,422.26	1,873,330.51	2,909,843.85	0.00	0.00	75,539,669.49
1-A-3B	80,000,000.00	1,046,640.23	1,801,153.02	134,780.74	1,935,933.76	2,982,573.99	0.00	0.00	78,064,066.24
2-A-1A	398,032,000.00	5,157,612.39	12,933,591.08	454,704.80	13,388,295.88	18,545,908.27	0.00	0.00	384,643,704.12
2-A-1B	300,000,000.00	4,318,302.02	9,748,154.22	342,714.76	10,090,868.98	14,409,171.00	0.00	0.00	289,909,131.02
2-A-2A	50,000,000.00	658,586.93	1,624,692.37	57,119.13	1,681,811.50	2,340,398.43	0.00	0.00	48,318,188.50
2-A-2B	65,846,000.00	719,328.45	2,139,589.88	75,221.32	2,214,811.20	2,934,139.65	0.00	0.00	63,631,188.80
2-A-2C	175,000,000.00	2,428,078.52	5,686,423.30	199,916.94	5,886,340.24	8,314,418.76	0.00	0.00	169,113,659.76
2-A-3A	84,508,000.00	1,128,615.23	2,745,990.06	96,540.46	2,842,530.52	3,971,145.75	0.00	0.00	81,665,469.48
2-A-3B	90,000,000.00	1,174,453.06	2,924,446.26	102,814.43	3,027,260.69	4,201,713.75	0.00	0.00	86,972,739.31
1-X	0.00	1,669,045.41	0.00	0.00	0.00	1,669,045.41	0.00	0.00	0.00
2-X	0.00	1,450,522.04	0.00	0.00	0.00	1,450,522.04	0.00	0.00	0.00
A-R	100.00	138,549.39	82.31	17.69	100.00	138,649.39	0.00	0.00	0.00
B-1	12,201,000.00	169,583.39	0.00	17,092.28	17,092.28	186,675.67	0.00	0.00	12,183,907.72
B-2	49,300,000.00	692,822.30	0.00	69,063.99	69,063.99	761,886.29	0.00	0.00	49,230,936.01
B-3	33,764,000.00	500,499.18	0.00	47,299.73	47,299.73	547,798.91	0.00	0.00	33,716,700.27
B-4	14,470,000.00	217,170.39	0.00	20,270.91	20,270.91	237,441.30	0.00	0.00	14,449,729.09
B-5	13,264,000.00	204,791.77	0.00	18,581.44	18,581.44	223,373.21	0.00	0.00	13,245,418.56
B-6	10,853,000.00	173,251.31	0.00	15,203.88	15,203.88	188,455.19	0.00	0.00	10,837,796.12
B-7	9,647,000.00	145,280.42	0.00	13,514.41	13,514.41	158,794.83	0.00	0.00	9,633,485.59
B-8	7,235,000.00	96,398.33	0.00	10,135.46	10,135.46	106,533.79	0.00	0.00	7,224,864.54
B-9	16,882,000.00	224,933.86	0.00	23,649.86	23,649.86	248,583.72	0.00	0.00	16,858,350.14
B-10	18,088,000.00	241,002.48	0.00	25,339.34	25,339.34	266,341.82	0.00	0.00	18,062,660.66
B-11	13,269,015.79	176,794.87	0.00	18,588.46	18,588.46	195,383.33	0.02	0.00	13,250,427.30
B-X	0.00	114,967.66	0.00	0.00	0.00	114,967.66	0.00	0.00	0.00
P-1	100.00	374,145.10	0.00	0.00	0.00	374,145.10	0.00	0.00	100.00
P-2	100.00	313,086.72	0.00	0.00	0.00	313,086.72	0.00	0.00	100.00

Total	2,411,782,315.79	36,561,073.26	61,430,112.18	3,375,814.36	64,805,926.54	101,366,999.80	0.02	0.00	2,346,976,389.22

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	4.50125%	620,987,407.98	2,484,639.62	0.00	0.00	0.00	2,484,639.62	2,484,639.62	0.00
1-A-2	5.00125%	258,744,917.69	1,150,264.91	0.00	0.00	0.00	1,150,264.91	1,150,264.91	0.00
1-A-3A	4.63125%	76,347,483.24	314,297.14	0.00	0.00	0.00	314,297.14	314,297.14	0.00
1-A-3B	4.53125%	78,898,875.64	317,787.14	0.00	0.00	0.00	317,787.14	317,787.14	0.00
2-A-1A	4.50125%	389,662,190.58	1,559,081.72	0.00	0.00	0.00	1,559,081.72	1,559,081.72	0.00
2-A-1B	4.97125%	293,691,605.64	1,297,790.57	0.00	0.00	0.00	1,297,790.57	1,297,790.57	0.00
2-A-2A	4.57125%	48,948,600.94	198,894.48	0.00	0.00	0.00	198,894.48	198,894.48	0.00
2-A-2B	4.56300%	64,461,391.55	245,114.44	0.00	0.00	0.00	245,114.44	245,114.44	0.00
2-A-2C	4.80125%	171,320,103.29	731,156.13	0.00	0.00	0.00	731,156.13	731,156.13	0.00
2-A-3A	4.63125%	82,730,967.36	340,575.82	0.00	0.00	0.00	340,575.82	340,575.82	0.00
2-A-3B	4.53125%	88,107,481.70	354,877.36	0.00	0.00	0.00	354,877.36	354,877.36	0.00
1-X	0.00000%	0.00	759,178.08	0.00	0.00	0.00	759,178.08	759,178.08	0.00
2-X	0.00000%	0.00	648,431.82	0.00	0.00	0.00	648,431.82	648,431.82	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00
B-1	4.77125%	12,185,157.50	51,678.61	0.00	0.00	0.00	51,678.61	51,678.61	0.00
B-2	4.82125%	49,235,985.94	211,003.55	0.00	0.00	0.00	211,003.55	211,003.55	0.00
B-3	5.07125%	33,720,158.81	152,002.98	0.00	0.00	0.00	152,002.98	152,002.98	0.00
B-4	5.13125%	14,451,211.29	65,913.58	0.00	0.00	0.00	65,913.58	65,913.58	0.00
B-5	5.27125%	13,246,777.23	62,068.51	0.00	0.00	0.00	62,068.51	62,068.51	0.00
B-6	5.44125%	10,838,907.82	52,424.18	0.00	0.00	0.00	52,424.18	52,424.18	0.00
B-7	5.44125%	9,634,473.76	46,598.74	0.00	0.00	0.00	46,598.74	46,598.74	0.00
B-8	5.44125%	7,225,605.64	34,947.85	0.00	0.00	0.00	34,947.85	34,947.85	0.00
B-9	5.44125%	16,860,079.41	81,546.58	0.00	0.00	0.00	81,546.58	81,546.58	0.00
B-10	5.44125%	18,064,513.46	87,372.03	0.00	0.00	0.00	87,372.03	87,372.03	0.00
B-11	5.44125%	13,251,786.49	64,094.47	0.00	0.00	0.00	64,094.47	64,094.47	0.00
B-X	0.00000%	0.00	42,501.00	0.00	0.00	0.00	42,501.00	42,501.00	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	181,355.54	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	176,532.01	0.00

Total		2,372,615,882.96	11,354,241.31	0.00	0.00	0.00	11,354,241.31	11,712,128.87	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Current Period Distribution - REMIC IV
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	759,178.08	0.00	759,178.08	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	648,431.82	0.00	648,431.82	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	42,501.00	0.00	42,501.00	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,450,110.90	0.00	1,450,110.90	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	11/01/05	11/30/05	A-30/360	1,049,423,000.00		986.235945	0.723424	0.000000	0.723424	975.800828
2-X-IO	11/01/05	11/30/05	A-30/360	1,163,386,000.00		978.972019	0.557366	0.000000	0.557366	966.363770
B-X-IO	11/01/05	11/30/05	A-30/360	198,973,015.00		998.701544	0.213602	0.000000	0.213602	998.599112
1-X-PO	11/01/05	11/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	11/01/05	11/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	11/01/05	11/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	11/01/05	11/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	1,669,024.81	0.00	0.00	0.00	1,669,045.41	0.00	0.00	0.00
2-X-IO	0.00	1,450,522.04	0.00	0.00	0.00	1,450,522.04	0.00	0.00	0.00
B-X-IO	0.00	114,967.64	0.00	0.00	0.00	114,967.64	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	3,234,514.49	0.00	0.00	0.00	3,234,535.09	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	0.88022%	1,034,978,684.55	759,178.08	0.00	0.00	0.00	759,178.08	759,178.08	0.00
2-X-IO	0.68321%	1,138,922,341.06	648,431.82	0.00	0.00	0.00	648,431.82	648,431.82	0.00
B-X-IO	0.25666%	198,714,657.35	42,501.00	0.00	0.00	0.00	42,501.00	42,501.00	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2,372,615,682.96	1,450,110.90	0.00	0.00	0.00	1,450,110.90	1,450,110.90	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	14,668,260.07	10,971,233.67	25,639,493.74
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	14,668,260.07	10,971,233.67	25,639,493.74
Interest Collections	5,969,487.53	5,588,260.22	11,557,747.75
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	176,532.01	181,355.54	357,887.55
Interest Fees	(91,800.22)	(96,861.21)	(203,506.44)
TOTAL NET INTEREST	6,054,219.32	5,672,754.55	11,712,128.86
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	20,722,479.39	16,643,988.22	37,351,622.60

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	0.00	214.45	214.45
Curtailments	(1,551,844.61)	(1,577,555.20)	(3,129,399.81)
Prepayments In Full	16,220,104.68	12,304,534.12	28,524,638.80
Repurchased/Substitutions	0.00	244,040.30	244,040.30
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	0.00	(214.45)	(214.45)
Realized Losses	0.00	0.00	0.00
Advanced Principal	0.00	214.45	214.45
TOTAL PRINCIPAL COLLECTED	14,668,260.07	10,971,233.67	25,639,493.74

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates
2005-AR18

December 27, 2005 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,266,771.94	5,843,471.68	12,110,243.62
Repurchased/Substitution Interest	0.00	1,273.69	1,273.69
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(8,230.52)	(9,251.68)	(17,482.20)
Delinquent Interest	(4,798,786.80)	(4,252,274.74)	(9,051,061.54)
Compensating Interest	8,230.52	9,251.68	17,482.20
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,501,502.39	3,995,789.59	8,497,291.98
TOTAL INTEREST COLLECTED	5,969,487.53	5,588,260.22	11,557,747.75

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	176,532.01	181,355.54	357,887.55
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	176,532.01	181,355.54	357,887.55

INTEREST - FEES

	Group 2	Group 1	Total
Current Servicing Fees	91,282.13	96,390.71	187,672.84
Class 1-A-3B Ambac Premium			7,013.23
Class 2-A-3B Ambac Premium			7,831.78
Trustee Fees	518.09	470.50	988.59
TOTAL INTEREST FEES	91,800.22	96,861.21	203,506.44

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
December 27, 2005 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			7,013.23
Class 2-A-3B Ambac Premium			7,831.78

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,502	4,807	7,309
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(31)	(54)	(85)
Repurchases	0	(1)	(1)
Liquidations	0	0	0
Current	2,471	4,752	7,223
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,243,412,914.59	1,129,202,768.37	2,372,615,682.96
Prefunding	0.00	0.00	0.00
Scheduled Principal	0.00	(214.45)	(214.45)
Partial Prepayments	1,551,844.61	1,577,555.20	3,129,399.81
Full Voluntary Prepayments	(16,220,104.68)	(12,304,534.12)	(28,524,638.80)
Repurchases	0.00	(244,040.30)	(244,040.30)
Liquidations	0.00	0.00	0.00
Current	1,228,744,654.52	1,118,231,534.70	2,346,976,189.22

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

December 27, 2005 Distribution
CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	5.89410%	6.06636%	5.97584%
Weighted Average Coupon Current	6.04797%	6.21115%	6.12564%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	356	357	357
Weighted Average Months to Maturity Current	355	356	356
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	356	357	357
Weighted Avg Remaining Amortization Term Current	355	356	356
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	3.51	3.28	3.40
Weighted Average Seasoning Current	4.51	4.27	4.40

Weighted Average Coupon by Groups

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jan-04
Jul-04
Jan-05
Jul-05
Group 1
Group 2

Total Weighted Average Coupon

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jan-04
Jul-04
Jan-05
Jul-05

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Jan-04
Jul-04
Jan-05
Jul-05
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Jan-04
Jul-04
Jan-05
Jul-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

December 27, 2005 Distribution
ARM CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88426%	3.04738%	2.96166%
Weighted Average Margin Current	2.88367%	3.04763%	2.96170%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.05617%	8.92344%	8.99319%
Weighted Average Max Rate Current	9.06039%	8.92351%	8.99525%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	1.09253%	1.10681%	1.09930%
Weighted Average Min Rate Current	1.09155%	1.10723%	1.09901%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	96.12632%	97.93300%	96.98360%
Weighted Average Cap Up Current	96.14066%	97.93948%	96.99677%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	96.12632%	97.93300%	96.98360%
Weighted Average Cap Down Current	96.14066%	97.93948%	96.99677%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	91,282.13	96,390.71	187,672.84
Delinquent Servicing Fees	297,284.41	256,485.15	553,769.56
TOTAL SERVICING FEES	388,566.54	352,875.88	741,442.42

Total Servicing Fees	388,566.54	352,875.88	741,442.42
Compensating Interest	(8,230.52)	(9,251.68)	(17,482.20)
Delinquent Servicing Fees	(297,284.41)	(256,485.15)	(553,769.56)
COLLECTED SERVICING FEES	83,051.61	87,139.05	170,190.65
Total Advaced Interest	4,501,502.39	3,995,789.59	8,497,291.98
Total Advaced Principal	0.00	214.45	214.45
Aggregate Advances with respect to this Distribution	4,501,502.39	3,996,004.04	8,497,506.43

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	8,230.52	9,251.68	17,482.20
Compensating Interest	(8,230.52)	(9,251.68)	(17,482.20)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	5.672472%	5.835691%	5.750153%

Current Deferred Interest	2,253,452.24	2,169,088.40	4,422,540.64
Cumulative Deferred Interest	2,253,452.24	2,169,088.40	4,422,540.64
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		27,954,508.23	3,917,470.81	1,217,412.84	33,089,391.88
	% Balance		1.19%	0.17%	0.05%	1.41%
	# Loans		93	19	4	116
	% # Loans		1.29%	0.26%	0.06%	1.61%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	1,270,203.56	0.00	238,155.90	0.00	1,508,359.46
	% Balance	0.05%	0.00%	0.01%	0.00%	0.06%
	# Loans	4	0	1	0	5
	% # Loans	0.06%	0.00%	0.01%	0.00%	0.07%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,270,203.56	27,954,508.23	4,155,626.71	1,217,412.84	34,597,751.34
	% Balance	0.05%	1.19%	0.18%	0.05%	1.47%
	# Loans	4	93	20	4	121
	% # Loans	0.06%	1.29%	0.28%	0.06%	1.68%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		15,419,072.96	3,535,796.63	715,725.91	19,670,595.50
	% Balance		1.38%	0.32%	0.06%	1.76%
	# Loans		67	18	3	88
	% # Loans		1.41%	0.38%	0.06%	1.85%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	661,496.34	0.00	238,155.90	0.00	899,652.24
	% Balance	0.06%	0.00%	0.02%	0.00%	0.08%
	# Loans	3	0	1	0	4
	% # Loans	0.06%	0.00%	0.02%	0.00%	0.08%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	661,496.34	15,419,072.96	3,773,952.53	715,725.91	20,570,247.74
	% Balance	0.06%	1.38%	0.34%	0.06%	1.84%
	# Loans	3	67	19	3	92
	% # Loans	0.06%	1.41%	0.40%	0.06%	1.94%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		12,535,435.27	381,674.18	501,686.93	13,418,796.38
	% Balance		1.02%	0.03%	0.04%	1.09%
	# Loans		26	1	1	28
	% # Loans		1.05%	0.04%	0.04%	1.13%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	608,707.22	0.00	0.00	0.00	608,707.22
	% Balance	0.05%	0.00%	0.00%	0.00%	0.05%
	# Loans	1	0	0	0	1
	% # Loans	0.04%	0.00%	0.00%	0.00%	0.04%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	608,707.22	12,535,435.27	381,674.18	501,686.93	14,027,503.60
	% Balance	0.05%	1.02%	0.03%	0.04%	1.14%
	# Loans	1	26	1	1	29
	% # Loans	0.04%	1.05%	0.04%	0.04%	1.17%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
December 27, 2005 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
December 27, 2005 Distribution
Foreclosure Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	31	54	85
Number of Repurchased Loans	0	1	1
Total Number of Loans Prepaid in Full	31	55	86
Curtailments Amount	(1,551,844.61)	(1,577,555.20)	(3,129,399.81)
Paid in Full Balance	16,220,104.68	12,304,534.12	28,524,638.80
Repurchased Loans Balance	0.00	244,040.30	244,040.30
Total Prepayment Amount	14,668,260.07	10,971,019.22	25,639,279.29

Cumulative

Number of Paid in Full Loans	82	122	204
Number of Repurchased Loans	2	5	7
Total Number of Loans Prepaid in Full	84	127	211
Paid in Full Balance	43,082,622.10	28,571,389.68	71,654,011.78
Repurchased Loans Balance	1,011,000.00	1,378,277.41	2,389,277.41
Curtailments Amount	(5,279,734.93)	(4,944,164.66)	(10,223,899.59)
Total Prepayment Amount	38,813,887.17	25,005,502.43	63,819,389.60

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
December 27, 2005 Distribution
VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	1.18%	0.97%	1.08%
3 Months Avg SMM	1.03%	0.73%	0.89%
12 Months Avg SMM	1.03%	0.73%	0.89%
Avg SMM Since Cut-off	1.03%	0.73%	0.89%
CPR	13.27%	11.06%	12.22%
3 Months Avg CPR	11.70%	8.47%	10.18%
12 Months Avg CPR	11.70%	8.47%	10.18%
Avg CPR Since Cut-off	11.70%	8.47%	10.18%
PSA	1,471.85%	1,293.68%	1,390.21%
3 Months Avg PSA Approximation	1,665.45%	1,292.58%	1,496.85%
12 Months Avg PSA Approximation	1,665.45%	1,292.58%	1,496.85%
Avg PSA Since Cut-off Approximation	1,665.45%	1,292.58%	1,496.86%

CPR by Groups

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jan-04
Jul-04
Jan-05
Jul-05
Group 1
Group 2

Total CPR

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jan-04
Jul-04
Jan-05
Jul-05

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jan-04
Jul-04
Jan-05
Jul-05
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jan-04
Jul-04
Jan-05
Jul-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
December 27, 2005 Distribution

CPR Avg since Cut-Off by Groups

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jan-04
Jul-04
Jan-05
Jul-05
Group 1
Group 2

Total CPR Avg since Cut-Off

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jan-04
Jul-04
Jan-05
Jul-05

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jan-04
Jul-04
Jan-05
Jul-05
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jan-04
Jul-04
Jan-05
Jul-05

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidations )/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Dates correspond to distribution dates.
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments, liquidations, and repurchases.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

December 27, 2005 Distribution
Prepayment Detail Report
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121017514	2		463,875.00	464,925.27	16-Nov-2005	6.013%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121035759	1		225,000.00	225,792.68	01-Dec-2005	6.113%	CA - 75.00%	Paid Off - 360	01-May-2005
121204640	1		250,000.00	250,402.35	16-Nov-2005	6.263%	NJ - 56.18%	Paid Off - 360	01-Jul-2005
121303534	2		485,500.00	487,663.39	05-Dec-2005	5.875%	CA - 79.59%	Paid Off - 360	01-Jun-2005
121303910	1		255,000.00	255,993.58	15-Dec-2005	6.663%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121330330	1		275,000.00	275,243.22	15-Dec-2005	6.413%	CA - 50.00%	Paid Off - 360	01-Sep-2005
121331475	1		201,000.00	201,177.75	15-Dec-2005	6.413%	CA - 60.00%	Paid Off - 360	01-Sep-2005
121331701	1		330,000.00	330,291.86	15-Dec-2005	6.413%	CA - 60.00%	Paid Off - 360	01-Sep-2005
121343912	1		178,500.00	178,253.93	29-Nov-2005	5.763%	IL - 70.83%	Paid Off - 360	01-Aug-2005
121353907	1		255,000.00	255,671.08	15-Dec-2005	6.163%	IL - 76.12%	Paid Off - 360	01-Aug-2005
121387006	2		397,600.00	398,799.66	01-Dec-2005	6.313%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121397867	1		307,200.00	307,478.12	14-Dec-2005	6.063%	MA - 80.00%	Paid Off - 360	01-Sep-2005
121403422	1		391,575.00	392,559.87	16-Nov-2005	6.113%	HI - 75.00%	Paid Off - 360	01-Aug-2005
121417623	1		258,750.00	259,660.70	06-Dec-2005	6.513%	NY - 75.00%	Paid Off - 360	01-Aug-2005
121436783	2		400,000.00	400,991.15	06-Dec-2005	6.113%	CA - 56.90%	Paid Off - 360	01-Aug-2005
121462801	2		412,000.00	412,338.66	22-Nov-2005	6.013%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121468443	2		610,000.00	611,457.69	05-Dec-2005	6.063%	CA - 67.78%	Paid Off - 360	01-Aug-2005
121468476	1		217,250.00	217,314.80	21-Nov-2005	5.663%	AZ - 89.99%	Paid Off - 360	01-Aug-2005
121477179	1		183,400.00	183,541.04	13-Dec-2005	6.413%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121485216	2		400,000.00	400,955.84	02-Dec-2005	6.063%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121495693	1		162,000.00	162,241.26	23-Nov-2005	6.413%	MA - 75.88%	Paid Off - 360	01-Sep-2005
121497981	2		648,000.00	647,479.40	21-Nov-2005	5.913%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121503645	1		138,400.00	138,684.42	06-Dec-2005	6.363%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121510907	1		219,000.00	219,438.62	22-Nov-2005	6.213%	FL - 56.88%	Paid Off - 360	01-Aug-2005
121513775	1		322,200.00	322,456.19	22-Nov-2005	6.000%	VA - 90.00%	Paid Off - 360	01-May-2005
121516724	1		236,200.00	236,640.87	12-Dec-2005	5.863%	CA - 70.51%	Paid Off - 360	01-Aug-2005
121518026	2		450,000.00	451,131.80	05-Dec-2005	6.113%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121522244	1		131,300.00	131,335.15	13-Dec-2005	6.063%	FL - 89.99%	Paid Off - 360	01-Sep-2005
121523692	1		225,000.00	225,509.43	22-Nov-2005	6.013%	CA - 56.96%	Paid Off - 360	01-Aug-2005
121529994	2		444,000.00	445,228.19	02-Dec-2005	6.213%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121532061	1		180,200.00	179,768.99	14-Dec-2005	6.213%	CA - 61.50%	Paid Off - 360	01-Aug-2005
121532181	1		174,600.00	175,039.16	09-Dec-2005	6.113%	WA - 80.00%	Paid Off - 360	01-Aug-2005
121537252	2		1,000,000.00	1,000,488.38	02-Dec-2005	5.813%	CA - 66.67%	Paid Off - 360	01-Sep-2005
121538997	2		583,000.00	584,685.87	22-Nov-2005	6.263%	CA - 74.74%	Paid Off - 360	01-Aug-2005
121544385	2		508,000.00	509,596.55	02-Dec-2005	6.363%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121545258	1		250,000.00	248,967.73	01-Dec-2005	6.413%	MD - 79.11%	Paid Off - 360	01-Aug-2005
121546901	1		273,750.00	274,575.96	16-Nov-2005	6.313%	VA - 75.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

December 27, 2005 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121548019	1		213,750.00	214,243.56	16-Nov-2005	6.513%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121551139	2		399,000.00	400,103.72	02-Dec-2005	6.213%	CA - 58.94%	Paid Off - 360	01-Aug-2005
121565102	2		408,000.00	408,471.49	22-Nov-2005	6.213%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121568260	1		218,400.00	219,086.40	30-Nov-2005	6.363%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121573555	1		121,680.00	121,970.78	16-Nov-2005	6.063%	FL - 71.58%	Paid Off - 360	01-Aug-2005
121579518	1		306,000.00	306,758.57	16-Nov-2005	6.163%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121580254	2		600,000.00	597,930.46	21-Nov-2005	6.213%	CA - 48.39%	Paid Off - 360	01-Aug-2005
121589389	1		180,368.00	178,895.17	08-Dec-2005	6.013%	NV - 65.00%	Paid Off - 360	01-Oct-2005
121592890	2		410,000.00	411,134.13	18-Nov-2005	6.213%	CA - 68.33%	Paid Off - 360	01-Aug-2005
121594737	1		213,750.00	214,252.82	21-Nov-2005	6.613%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121597304	1		296,500.00	297,394.62	02-Dec-2005	6.313%	CA - 74.13%	Paid Off - 360	01-Aug-2005
121598556	1		173,400.00	173,528.08	06-Dec-2005	5.963%	FL - 66.69%	Paid Off - 360	01-Sep-2005
121600727	1		248,800.00	249,431.74	01-Dec-2005	6.125%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121601127	1		110,000.00	110,304.30	16-Nov-2005	6.213%	CA - 47.83%	Paid Off - 360	01-Aug-2005
121613720	2		375,000.00	375,601.21	02-Dec-2005	6.413%	CA - 72.12%	Paid Off - 360	01-Aug-2005
121627335	2		650,000.00	650,018.35	07-Dec-2005	6.413%	CA - 73.28%	Paid Off - 61	01-Aug-2005
121627404	1		340,000.00	340,336.20	23-Nov-2005	6.113%	MA - 56.67%	Paid Off - 360	01-Sep-2005
121628462	2		470,400.00	470,551.30	02-Dec-2005	5.713%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121632731	1		98,800.00	98,897.69	12-Dec-2005	6.113%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121635783	1		274,400.00	274,213.76	05-Dec-2005	6.063%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121638679	2		468,000.00	468,462.77	14-Dec-2005	6.113%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121657101	2		414,400.00	414,636.96	16-Nov-2005	5.863%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121662956	1		150,000.00	149,558.42	29-Nov-2005	6.313%	FL - 62.50%	Paid Off - 360	01-Sep-2005
121672032	1		232,000.00	231,861.35	01-Dec-2005	6.563%	AZ - 80.00%	Paid Off - 360	01-Oct-2005
121674638	1		100,000.00	99,761.69	01-Dec-2005	6.013%	NJ - 29.41%	Paid Off - 360	01-Sep-2005
121682194	2		433,600.00	434,173.41	13-Dec-2005	6.313%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121693210	2		820,000.00	815,847.31	22-Nov-2005	6.013%	CA - 64.98%	Paid Off - 360	01-Aug-2005
121697346	1		288,000.00	288,274.39	14-Dec-2005	6.113%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121698725	1		240,000.00	240,136.64	09-Dec-2005	6.213%	CA - 78.69%	Paid Off - 360	01-Sep-2005
121702427	1		320,000.00	319,681.73	16-Nov-2005	6.413%	CA - 63.37%	Paid Off - 360	01-Oct-2005
121705431	1		353,500.00	353,318.96	05-Dec-2005	6.413%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121707640	1		160,000.00	160,184.91	30-Nov-2005	6.213%	NJ - 56.14%	Paid Off - 360	01-Sep-2005
121717132	1		234,000.00	234,493.16	21-Nov-2005	6.125%	CA - 52.00%	Paid Off - 360	01-Aug-2005
121717704	2		592,000.00	593,785.07	01-Dec-2005	6.375%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121723098	2		450,000.00	449,254.68	08-Dec-2005	6.000%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121761776	2		578,000.00	578,075.92	29-Nov-2005	5.663%	CA - 77.07%	Paid Off - 360	01-Aug-2005
121771133	1		241,600.00	241,818.74	17-Nov-2005	6.063%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121781430	1		262,700.00	262,894.02	18-Nov-2005	5.963%	MD - 42.10%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

December 27, 2005 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121783075	2		483,300.00	483,434.45	06-Dec-2005	6.063%	AZ - 90.00%	Paid Off - 360	01-Sep-2005
121794134	1		180,000.00	179,888.00	30-Nov-2005	6.413%	FL - 79.65%	Paid Off - 360	01-Oct-2005
121809957	2		441,600.00	441,300.28	06-Dec-2005	6.063%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121826265	1		166,500.00	166,647.25	23-Nov-2005	5.463%	ME - 60.77%	Paid Off - 360	01-Aug-2005
121828452	2		520,000.00	517,297.72	13-Dec-2005	5.663%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121828478	2		900,000.00	894,283.60	02-Dec-2005	6.263%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121830735	1		345,000.00	345,438.59	29-Nov-2005	6.250%	CA - 79.49%	Paid Off - 360	01-Sep-2005
121836338	1		140,000.00	139,899.18	12-Dec-2005	6.163%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121837212	1		178,000.00	177,871.78	13-Dec-2005	6.013%	MD - 68.46%	Paid Off - 360	01-Oct-2005
121879155	1		265,600.00	265,452.86	06-Dec-2005	6.213%	NY - 80.00%	Paid Off - 360	01-Oct-2005
121583911	1		243,750.00	244,040.30	30-Nov-2005	6.263%	CA - 75.00%	Repur/Subs - 360	01-Sep-2005

TOTAL			28,752,098.00	28,768,679.10

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
December 27, 2005 Distribution
Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total

Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
December 27, 2005 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jan-04
Jul-04
Jan-05
Jul-05
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jan-04
Jul-04
Jan-05
Jul-05

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jan-04
Jul-04
Jan-05
Jul-05
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jan-04
Jul-04
Jan-05
Jul-05

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
December 27, 2005 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
December 27, 2005 Distribution
Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	91.596470%	91.655698%	91.624659%
Next Senior Percentage	91.496152%	91.575653%	91.534031%
Current Subordinate Percentage	8.403530%	8.344302%	8.375341%
Next Subordinate Percentage	8.503848%	8.424347%	8.465969%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

December 27, 2005 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 1 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 2 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 3 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 4 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 5 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 6 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 7 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 8 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 9 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

External Parties		Table of Contents

Seller			Page
IndyMac Bank		1. Certificate Payment Report	2
		2. Collection Account Report	8
		3. Credit Enhancement Report	10
		4. Collateral Report	11
Certificate Insurer(s)		5. Delinquency Report	14
		6. REO Report	17
		7. Foreclosure Report	18
		8. Prepayment Report	19
		9. Prepayment Detail Report	22
		10. Realized Loss Report	24
		11. Realized Loss Detail Report	27
Servicer(s)		12. Triggers and Adj. Cert. Report	28
IndyMac Bank		13. Other Related Information	29

Underwriter(s)
Goldman Sachs & Co.

		Total Number of Pages	29

Dates		Contacts
Cut-Off Date:	September 01, 2005	Brent Hoyler
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	(714) 247-6322
		Brent.Hoyler@db.com
		Address:
		1761 East St. Andrew Place, Santa Ana, CA 92705
Distribution Date:	January 25, 2006
		Factor Information:	(800) 735-7777
Record Date:	December 30, 2005	Main Phone Number:	(714) 247-6000
	January 24, 2006

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	614,416,894.50	2,320,682.48	4,951,798.39	7,272,480.87	0.00	0.00	609,465,096.11
1-A-2	FLT		$262,356,000.00	256,007,202.00	1,070,065.66	2,063,250.64	3,133,316.30	0.00	0.00	253,943,951.36
1-A-3A	FLT		$77,413,000.00	75,539,669.49	293,227.69	608,800.34	902,028.03	0.00	0.00	74,930,869.15
1-A-3B	FLT		$80,000,000.00	78,064,066.24	296,738.32	629,145.32	925,883.64	0.00	0.00	77,434,920.92
2-A-1A	FLT		$398,032,000.00	384,643,704.12	1,452,817.97	3,097,136.40	4,549,954.37	0.00	0.00	381,546,567.72
2-A-1B	FLT		$300,000,000.00	289,909,131.02	1,204,763.70	2,334,337.24	3,539,100.94	0.00	0.00	287,574,793.78
2-A-2A	FLT		$50,000,000.00	48,318,188.50	185,224.76	389,056.21	574,280.97	0.00	0.00	47,929,132.29
2-A-2B	FLT		$65,846,000.00	63,631,188.80	250,600.83	512,355.90	762,956.73	0.00	0.00	63,118,832.90
2-A-2C	FLT		$175,000,000.00	169,113,659.76	679,619.65	1,361,696.73	2,041,316.38	0.00	0.00	167,751,963.03
2-A-3A	FLT		$84,508,000.00	81,665,469.48	317,006.64	657,567.24	974,573.88	0.00	0.00	81,007,902.24
2-A-3B	FLT		$90,000,000.00	86,972,739.31	330,602.11	700,301.17	1,030,903.28	0.00	0.00	86,272,438.14
1-X	CSTR		$0.00	0.00	1,131,986.29	0.00	1,131,986.29	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	1,039,186.39	0.00	1,039,186.39	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,183,907.72	48,669.21	0.00	48,669.21	0.00	0.00	12,183,907.72
B-2	SUB		$49,300,000.00	49,230,936.01	198,638.28	0.00	198,638.28	0.00	0.00	49,230,936.01
B-3	SUB		$33,764,000.00	33,716,700.27	142,831.20	0.00	142,831.20	0.00	0.00	33,716,700.27
B-4	SUB		$14,470,000.00	14,449,729.09	61,910.57	0.00	61,910.57	0.00	0.00	14,449,729.09
B-5	SUB		$13,264,000.00	13,245,418.56	58,244.43	0.00	58,244.43	0.00	0.00	13,245,418.56
B-6	SUB		$10,853,000.00	10,837,796.12	49,141.50	0.00	49,141.50	0.00	0.00	10,837,796.12
B-7	SUB		$9,647,000.00	9,633,485.59	43,680.83	0.00	43,680.83	0.00	0.00	9,633,485.59
B-8	SUB		$7,235,000.00	7,224,864.54	32,759.49	0.00	32,759.49	0.00	0.00	7,224,864.54
B-9	SUB		$16,882,000.00	16,858,350.14	76,440.33	0.00	76,440.33	0.00	0.00	16,858,350.14
B-10	SUB		$18,088,000.00	18,062,660.66	81,901.00	0.00	81,901.00	0.00	0.00	18,062,660.66
B-11	SUB		$13,269,015.79	13,250,427.30	60,081.02	0.00	60,081.02	0.00	0.00	13,250,427.30
B-X	CSTR		$0.00	0.00	124,713.51	0.00	124,713.51	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	143,944.04	0.00	143,944.04	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	63,550.76	0.00	63,550.76	0.00	0.00	100.00

Total			2,411,782,315.79	2,346,976,389.22 11,759,028.66		17,305,445.58	29,064,474.24	0.00	0.00	2,329,670,943.64

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	12/27/05	01/24/06	A-Act/360	45660LVZ9	629,654,000.00	975.800828	3.685647	7.864317	11.549964	967.936511
1-A-2	12/27/05	01/24/06	A-Act/360	45660LWA3	262,356,000.00	975.800828	4.078678	7.864317	11.942995	967.936511
1-A-3A	12/27/05	01/24/06	A-Act/360	45660LWB1	77,413,000.00	975.800828	3.787835	7.864317	11.652152	967.936511
1-A-3B	12/27/05	01/24/06	A-Act/360	45660LWC9	80,000,000.00	975.800828	3.709229	7.864317	11.573546	967.936512
2-A-1A	12/27/05	01/24/06	A-Act/360	45660LWD7	398,032,000.00	966.363770	3.650003	7.781124	11.431127	958.582646
2-A-1B	12/27/05	01/24/06	A-Act/360	45660LWE5	300,000,000.00	966.363770	4.015879	7.781124	11.797003	958.582646
2-A-2A	12/27/05	01/24/06	A-Act/360	45660LWV7	50,000,000.00	966.363770	3.704495	7.781124	11.485619	958.582646
2-A-2B	12/01/05	12/30/05	A-30/360	45660LWW5	65,846,000.00	966.363770	3.805863	7.781124	11.586987	958.582646
2-A-2C	12/27/05	01/24/06	A-Act/360	45660LWF2	175,000,000.00	966.363770	3.883541	7.781124	11.664665	958.582646
2-A-3A	12/27/05	01/24/06	A-Act/360	45660LWG0	84,508,000.00	966.363770	3.751203	7.781124	11.532327	958.582646
2-A-3B	12/27/05	01/24/06	A-Act/360	45660LWH8	90,000,000.00	966.363770	3.673357	7.781124	11.454481	958.582646
1-X	12/01/05	12/30/05	A-30/360	45660LWS4	1,049,423,000.00	0.000000	1.078675	0.000000	1.078675	0.000000
2-X	12/01/05	12/30/05	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.893243	0.000000	0.893243	0.000000
A-R	12/01/05	12/30/05	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	12/27/05	01/24/06	A-Act/360	45660LWJ4	12,201,000.00	998.599108	3.988953	0.000000	3.988953	998.599108
B-2	12/27/05	01/24/06	A-Act/360	45660LWK1	49,300,000.00	998.599108	4.029174	0.000000	4.029174	998.599108
B-3	12/27/05	01/24/06	A-Act/360	45660LWL9	33,764,000.00	998.599108	4.230281	0.000000	4.230281	998.599108
B-4	12/27/05	01/24/06	A-Act/360	45660LWM7	14,470,000.00	998.599108	4.278547	0.000000	4.278547	998.599108
B-5	12/27/05	01/24/06	A-Act/360	45660LWN5	13,264,000.00	998.599107	4.391166	0.000000	4.391166	998.599107
B-6	12/27/05	01/24/06	A-Act/360	45660LWP0	10,853,000.00	998.599108	4.527919	0.000000	4.527919	998.599108
B-7	12/27/05	01/24/06	A-Act/360	45660LWQ8	9,647,000.00	998.599107	4.527919	0.000000	4.527919	998.599107
B-8	12/27/05	01/24/06	A-Act/360	45660LWR6	7,235,000.00	998.599107	4.527918	0.000000	4.527918	998.599107
B-9	12/27/05	01/24/06	A-Act/360	45660LWX3	16,882,000.00	998.599108	4.527919	0.000000	4.527919	998.599108
B-10	12/27/05	01/24/06	A-Act/360	45660LWY1	18,088,000.00	998.599108	4.527919	0.000000	4.527919	998.599108
B-11	12/27/05	01/24/06	A-Act/360	45660LWZ8	13,269,015.79	998.599106	4.527918	0.000000	4.527918	998.599106
B-X	12/01/05	12/30/05	A-30/360	45660LWU9	198,973,015.00	0.000000	0.626786	0.000000	0.626786	0.000000
P-1	12/25/05	01/24/06	A-30/360	45660LYU7	100.00	1,000.000000	1,439,440.400000	0.000000 1,439,440.400000		1,000.000000
P-2	12/25/05	01/24/06	A-30/360	45660LYV5	100.00	1,000.000000	635,507.600000	0.000000	635,507.600000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	10,500,570.98	19,128,088.51	1,060,815.38	20,188,903.89	30,689,474.87	0.00	0.00	609,465,096.11
1-A-2	262,356,000.00	4,880,275.63	7,970,041.95	442,006.69	8,412,048.64	13,292,324.27	0.00	0.00	253,943,951.36
1-A-3A	77,413,000.00	1,329,741.03	2,351,708.59	130,422.26	2,482,130.85	3,811,871.88	0.00	0.00	74,930,869.15
1-A-3B	80,000,000.00	1,343,378.55	2,430,298.34	134,780.74	2,565,079.08	3,908,457.63	0.00	0.00	77,434,920.92
2-A-1A	398,032,000.00	6,610,430.36	16,030,727.48	454,704.80	16,485,432.28	23,095,862.64	0.00	0.00	381,546,567.72
2-A-1B	300,000,000.00	5,523,065.72	12,082,491.46	342,714.76	12,425,206.22	17,948,271.94	0.00	0.00	287,574,793.78
2-A-2A	50,000,000.00	843,811.69	2,013,748.58	57,119.13	2,070,867.71	2,914,679.40	0.00	0.00	47,929,132.29
2-A-2B	65,846,000.00	969,929.28	2,651,945.78	75,221.32	2,727,167.10	3,697,096.38	0.00	0.00	63,118,832.90
2-A-2C	175,000,000.00	3,107,698.17	7,048,120.03	199,916.94	7,248,036.97	10,355,735.14	0.00	0.00	167,751,963.03
2-A-3A	84,508,000.00	1,445,621.87	3,403,557.30	96,540.46	3,500,097.76	4,945,719.63	0.00	0.00	81,007,902.24
2-A-3B	90,000,000.00	1,505,055.17	3,624,747.43	102,814.43	3,727,561.86	5,232,617.03	0.00	0.00	86,272,438.14
1-X	0.00	2,801,031.70	0.00	0.00	0.00	2,801,031.70	0.00	0.00	0.00
2-X	0.00	2,489,708.43	0.00	0.00	0.00	2,489,708.43	0.00	0.00	0.00
A-R	100.00	138,549.39	82.31	17.69	100.00	138,649.39	0.00	0.00	0.00
B-1	12,201,000.00	218,252.60	0.00	17,092.28	17,092.28	235,344.88	0.00	0.00	12,183,907.72
B-2	49,300,000.00	891,460.58	0.00	69,063.99	69,063.99	960,524.57	0.00	0.00	49,230,936.01
B-3	33,764,000.00	643,330.38	0.00	47,299.73	47,299.73	690,630.11	0.00	0.00	33,716,700.27
B-4	14,470,000.00	279,080.96	0.00	20,270.91	20,270.91	299,351.87	0.00	0.00	14,449,729.09
B-5	13,264,000.00	263,036.20	0.00	18,581.44	18,581.44	281,617.64	0.00	0.00	13,245,418.56
B-6	10,853,000.00	222,392.81	0.00	15,203.88	15,203.88	237,596.69	0.00	0.00	10,837,796.12
B-7	9,647,000.00	188,961.25	0.00	13,514.41	13,514.41	202,475.66	0.00	0.00	9,633,485.59
B-8	7,235,000.00	129,157.82	0.00	10,135.46	10,135.46	139,293.28	0.00	0.00	7,224,864.54
B-9	16,882,000.00	301,374.19	0.00	23,649.86	23,649.86	325,024.05	0.00	0.00	16,858,350.14
B-10	18,088,000.00	322,903.48	0.00	25,339.34	25,339.34	348,242.82	0.00	0.00	18,062,660.66
B-11	13,269,015.79	236,875.89	0.00	18,588.46	18,588.46	255,464.35	0.02	0.00	13,250,427.30
B-X	0.00	239,681.17	0.00	0.00	0.00	239,681.17	0.00	0.00	0.00
P-1	100.00	518,089.14	0.00	0.00	0.00	518,089.14	0.00	0.00	100.00
P-2	100.00	376,637.48	0.00	0.00	0.00	376,637.48	0.00	0.00	100.00

Total	2,411,782,315.79	48,320,101.92	78,735,557.76	3,375,814.36	82,111,372.12	130,431,474.04	0.02	0.00	2,329,670,943.64

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	4.68875%	614,416,894.50	2,320,682.48	0.00	0.00	0.00	2,320,682.48	2,320,682.48	0.00
1-A-2	5.18875%	256,007,202.00	1,070,065.66	0.00	0.00	0.00	1,070,065.66	1,070,065.66	0.00
1-A-3A	4.81875%	75,539,669.49	293,227.69	0.00	0.00	0.00	293,227.69	293,227.69	0.00
1-A-3B	4.71875%	78,064,066.24	296,738.32	0.00	0.00	0.00	296,738.32	296,738.32	0.00
2-A-1A	4.68875%	384,643,704.12	1,452,817.97	0.00	0.00	0.00	1,452,817.97	1,452,817.97	0.00
2-A-1B	5.15875%	289,909,131.02	1,204,763.70	0.00	0.00	0.00	1,204,763.70	1,204,763.70	0.00
2-A-2A	4.75875%	48,318,188.50	185,224.76	0.00	0.00	0.00	185,224.76	185,224.76	0.00
2-A-2B	4.72600%	63,631,188.80	250,600.83	0.00	0.00	0.00	250,600.83	250,600.83	0.00
2-A-2C	4.98875%	169,113,659.76	679,619.65	0.00	0.00	0.00	679,619.65	679,619.65	0.00
2-A-3A	4.81875%	81,665,469.48	317,006.64	0.00	0.00	0.00	317,006.64	317,006.64	0.00
2-A-3B	4.71875%	86,972,739.31	330,602.11	0.00	0.00	0.00	330,602.11	330,602.11	0.00
1-X	0.00000%	0.00	1,131,986.29	0.00	0.00	0.00	1,131,986.29	1,131,986.29	0.00
2-X	0.00000%	0.00	1,039,186.39	0.00	0.00	0.00	1,039,186.39	1,039,186.39	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	4.95875%	12,183,907.72	48,669.21	0.00	0.00	0.00	48,669.21	48,669.21	0.00
B-2	5.00875%	49,230,936.01	198,638.28	0.00	0.00	0.00	198,638.28	198,638.28	0.00
B-3	5.25875%	33,716,700.27	142,831.20	0.00	0.00	0.00	142,831.20	142,831.20	0.00
B-4	5.31875%	14,449,729.09	61,910.57	0.00	0.00	0.00	61,910.57	61,910.57	0.00
B-5	5.45875%	13,245,418.56	58,244.43	0.00	0.00	0.00	58,244.43	58,244.43	0.00
B-6	5.62875%	10,837,796.12	49,141.50	0.00	0.00	0.00	49,141.50	49,141.50	0.00
B-7	5.62875%	9,633,485.59	43,680.83	0.00	0.00	0.00	43,680.83	43,680.83	0.00
B-8	5.62875%	7,224,864.54	32,759.49	0.00	0.00	0.00	32,759.49	32,759.49	0.00
B-9	5.62875%	16,858,350.14	76,440.33	0.00	0.00	0.00	76,440.33	76,440.33	0.00
B-10	5.62875%	18,062,660.66	81,901.00	0.00	0.00	0.00	81,901.00	81,901.00	0.00
B-11	5.62875%	13,250,427.30	60,081.03	0.00	0.00	0.00	60,081.03	60,081.02	0.01
B-X	0.00000%	0.00	124,713.51	0.00	0.00	0.00	124,713.51	124,713.51	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	143,944.04	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	63,550.76	0.00

Total		2,346,976,389.22	11,551,533.87	0.00	0.00	0.00	11,551,533.87	11,759,028.66	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Current Period Distribution - REMIC IV
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	1,131,986.29	0.00	1,131,986.29	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	1,039,186.39	0.00	1,039,186.39	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	124,713.51	0.00	124,713.51	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,295,886.19	0.00	2,295,886.19	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	12/01/05	12/30/05	A-30/360	1,049,423,000.00		975.800828	1.078675	0.000000	1.078675	967.936511
2-X-IO	12/01/05	12/30/05	A-30/360	1,163,386,000.00		966.363770	0.893243	0.000000	0.893243	958.582646
B-X-IO	12/01/05	12/30/05	A-30/360	198,973,015.00		998.599112	0.626786	0.000000	0.626786	998.599112
1-X-PO	12/01/05	12/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	12/01/05	12/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	12/01/05	12/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	12/01/05	12/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	2,801,011.10	0.00	0.00	0.00	2,801,031.70	0.00	0.00	0.00
2-X-IO	0.00	2,489,708.43	0.00	0.00	0.00	2,489,708.43	0.00	0.00	0.00
B-X-IO	0.00	239,681.15	0.00	0.00	0.00	239,681.15	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	5,530,400.68	0.00	0.00	0.00	5,530,421.28	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.32651%	1,024,027,832.23	1,131,986.29	0.00	0.00	0.00	1,131,986.29	1,131,986.29	0.00
2-X-IO	1.10920%	1,124,254,080.99	1,039,186.39	0.00	0.00	0.00	1,039,186.39	1,039,186.39	0.00
B-X-IO	0.75320%	198,694,276.00	124,713.51	0.00	0.00	0.00	124,713.51	124,713.51	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2,346,976,189.22	2,295,886.19	0.00	0.00	0.00	2,295,886.19	2,295,886.19	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	9,052,450.89	8,252,994.69	17,305,445.58
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	9,052,450.89	8,252,994.69	17,305,445.58
Interest Collections	6,068,939.69	5,689,245.31	11,758,185.01
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	63,550.76	143,944.04	207,494.80
Interest Fees	(94,012.83)	(99,343.68)	(206,651.15)
TOTAL NET INTEREST	6,038,477.62	5,733,845.67	11,759,028.66
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	15,090,928.51	13,986,840.36	29,064,474.24

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	0.00	0.00	0.00
Curtailments	(1,690,877.22)	(1,399,482.29)	(3,090,359.51)
Prepayments In Full	10,743,328.11	9,652,476.98	20,395,805.09
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	0.00	0.00	0.00
Realized Losses	0.00	0.00	0.00
Advanced Principal	0.00	0.00	0.00
TOTAL PRINCIPAL COLLECTED	9,052,450.89	8,252,994.69	17,305,445.58

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates
2005-AR18

January 25, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,359,421.54	5,939,814.91	12,299,236.45
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(10,675.70)	(6,508.38)	(17,184.08)
Delinquent Interest	(4,818,343.65)	(4,263,250.11)	(9,081,593.76)
Compensating Interest	10,675.70	6,508.38	17,184.08
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,527,861.81	4,012,680.50	8,540,542.31
TOTAL INTEREST COLLECTED	6,068,939.69	5,689,245.31	11,758,185.01

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	63,550.76	143,944.04	207,494.80
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	63,550.76	143,944.04	207,494.80

INTEREST - FEES

	Group 2	Group 1	Total
Current Servicing Fees	93,500.86	98,877.75	192,378.61
Class 1-A-3B Ambac Premium			6,288.49
Class 2-A-3B Ambac Premium			7,006.14
Trustee Fees	511.98	465.93	977.91
TOTAL INTEREST FEES	94,012.83	99,343.68	206,651.15

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
January 25, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			6,288.49
Class 2-A-3B Ambac Premium			7,006.14

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,471	4,752	7,223
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(21)	(41)	(62)
Repurchases	0	0	0
Liquidations	0	0	0
Current	2,450	4,711	7,161
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,228,744,654.52	1,118,231,534.70	2,346,976,189.22
Prefunding	0.00	0.00	0.00
Scheduled Principal	0.00	0.00	0.00
Partial Prepayments	1,690,877.22	1,399,482.29	3,090,359.51
Full Voluntary Prepayments	(10,743,328.11)	(9,652,476.98)	(20,395,805.09)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	1,219,692,203.63	1,109,978,540.01	2,329,670,743.64

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

January 25, 2006 Distribution
CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	6.04797%	6.21115%	6.12564%
Weighted Average Coupon Current	6.21065%	6.37411%	6.28853%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	355	356	356
Weighted Average Months to Maturity Current	354	355	355
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	355	356	356
Weighted Avg Remaining Amortization Term Current	354	355	355
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	4.51	4.27	4.40
Weighted Average Seasoning Current	5.51	5.27	5.40

Weighted Average Coupon by Groups

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Feb-04
Aug-04
Feb-05
Aug-05
Group 1
Group 2

Total Weighted Average Coupon

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Feb-04
Aug-04
Feb-05
Aug-05

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Feb-04
Aug-04
Feb-05
Aug-05
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Feb-04
Aug-04
Feb-05
Aug-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

January 25, 2006 Distribution
ARM CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88367%	3.04763%	2.96170%
Weighted Average Margin Current	2.88323%	3.04777%	2.96162%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.06039%	8.92351%	8.99525%
Weighted Average Max Rate Current	9.06340%	8.92553%	8.99771%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	1.09155%	1.10723%	1.09901%
Weighted Average Min Rate Current	1.09028%	1.10613%	1.09783%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	96.14066%	97.93948%	96.99677%
Weighted Average Cap Up Current	96.08872%	97.91815%	96.96036%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	96.14066%	97.93948%	96.99677%
Weighted Average Cap Down Current	96.08872%	97.91815%	96.96036%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	93,500.86	98,877.75	192,378.61
Delinquent Servicing Fees	290,481.85	250,569.60	541,051.45
TOTAL SERVICING FEES	383,982.71	349,447.36	733,430.07

Total Servicing Fees	383,982.71	349,447.36	733,430.07
Compensating Interest	(10,675.70)	(6,508.38)	(17,184.08)
Delinquent Servicing Fees	(290,481.85)	(250,569.60)	(541,051.45)
COLLECTED SERVICING FEES	82,825.15	92,369.38	175,194.53
Total Advaced Interest	4,527,861.81	4,012,680.50	8,540,542.31
Total Advaced Principal	0.00	0.00	0.00
Aggregate Advances with respect to this Distribution	4,527,861.81	4,012,680.50	8,540,542.31

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	10,675.70	6,508.38	17,184.08
Compensating Interest	(10,675.70)	(6,508.38)	(17,184.08)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	5.835152%	5.998652%	5.913053%

Current Deferred Interest	2,399,322.24	2,305,597.04	4,704,919.29
Cumulative Deferred Interest	2,399,322.24	2,305,597.04	4,704,919.29
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		23,646,134.70	4,004,252.86	1,938,240.07	29,588,627.63
	% Balance		1.01%	0.17%	0.08%	1.27%
	# Loans		73	16	10	99
	% # Loans		1.02%	0.22%	0.14%	1.38%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	1,270,968.61	0.00	0.00	238,565.20	1,509,533.81
	% Balance	0.05%	0.00%	0.00%	0.01%	0.06%
	# Loans	4	0	0	1	5
	% # Loans	0.06%	0.00%	0.00%	0.01%	0.07%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,270,968.61	23,646,134.70	4,004,252.86	2,176,805.27	31,098,161.44
	% Balance	0.05%	1.01%	0.17%	0.09%	1.33%
	# Loans	4	73	16	11	104
	% # Loans	0.06%	1.02%	0.22%	0.15%	1.45%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		10,176,000.97	2,078,932.74	1,938,240.07	14,193,173.78
	% Balance		0.92%	0.19%	0.17%	1.28%
	# Loans		46	12	10	68
	% # Loans		0.98%	0.25%	0.21%	1.44%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	662,829.97	0.00	0.00	238,565.20	901,395.17
	% Balance	0.06%	0.00%	0.00%	0.02%	0.08%
	# Loans	3	0	0	1	4
	% # Loans	0.06%	0.00%	0.00%	0.02%	0.08%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	662,829.97	10,176,000.97	2,078,932.74	2,176,805.27	15,094,568.95
	% Balance	0.06%	0.92%	0.19%	0.20%	1.36%
	# Loans	3	46	12	11	72
	% # Loans	0.06%	0.98%	0.25%	0.23%	1.53%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		13,470,133.73	1,925,320.12	0.00	15,395,453.85
	% Balance		1.10%	0.16%	0.00%	1.26%
	# Loans		27	4	0	31
	% # Loans		1.10%	0.16%	0.00%	1.27%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	608,138.64	0.00	0.00	0.00	608,138.64
	% Balance	0.05%	0.00%	0.00%	0.00%	0.05%
	# Loans	1	0	0	0	1
	% # Loans	0.04%	0.00%	0.00%	0.00%	0.04%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	608,138.64	13,470,133.73	1,925,320.12	0.00	16,003,592.49
	% Balance	0.05%	1.10%	0.16%	0.00%	1.31%
	# Loans	1	27	4	0	32
	% # Loans	0.04%	1.10%	0.16%	0.00%	1.31%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
January 25, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
January 25, 2006 Distribution
Foreclosure Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	21	41	62
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	21	41	62
Curtailments Amount	(1,690,877.22)	(1,399,482.29)	(3,090,359.51)
Paid in Full Balance	10,743,328.11	9,652,476.98	20,395,805.09
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	9,052,450.89	8,252,994.69	17,305,445.58

Cumulative

Number of Paid in Full Loans	103	163	266
Number of Repurchased Loans	2	5	7
Total Number of Loans Prepaid in Full	105	168	273
Paid in Full Balance	53,825,950.21	38,223,866.66	92,049,816.87
Repurchased Loans Balance	1,011,000.00	1,378,277.41	2,389,277.41
Curtailments Amount	(6,970,612.15)	(6,343,646.95)	(13,314,259.10)
Total Prepayment Amount	47,866,338.06	33,258,497.12	81,124,835.18

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
January 25, 2006 Distribution
VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	0.74%	0.74%	0.74%
3 Months Avg SMM	1.00%	0.74%	0.87%
12 Months Avg SMM	0.96%	0.74%	0.85%
Avg SMM Since Cut-off	0.96%	0.74%	0.85%
CPR	8.49%	8.51%	8.50%
3 Months Avg CPR	11.32%	8.50%	9.99%
12 Months Avg CPR	10.91%	8.48%	9.76%
Avg CPR Since Cut-off	10.91%	8.48%	9.76%
PSA	770.44%	806.29%	787.13%
3 Months Avg PSA Approximation	1,254.86%	994.78%	1,135.97%
12 Months Avg PSA Approximation	1,359.41%	1,122.71%	1,251.57%
Avg PSA Since Cut-off Approximation	1,359.42%	1,122.71%	1,251.56%

CPR by Groups

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Feb-04
Aug-04
Feb-05
Aug-05
Group 1
Group 2

Total CPR

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Feb-04
Aug-04
Feb-05
Aug-05

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-04
Aug-04
Feb-05
Aug-05
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-04
Aug-04
Feb-05
Aug-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
January 25, 2006 Distribution

CPR Avg since Cut-Off by Groups

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Feb-04
Aug-04
Feb-05
Aug-05
Group 1
Group 2

Total CPR Avg since Cut-Off

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Feb-04
Aug-04
Feb-05
Aug-05

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-04
Aug-04
Feb-05
Aug-05
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-04
Aug-04
Feb-05
Aug-05

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidations )/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Dates correspond to distribution dates.
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments, liquidations, and repurchases.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

January 25, 2006 Distribution
Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121062098	2		440,000.00	442,162.31	09-Jan-2006	6.476%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121112947	1		126,300.00	126,551.73	06-Jan-2006	5.926%	CA - 79.99%	Paid Off - 360	01-Sep-2005
121290495	1		320,000.00	321,248.63	22-Dec-2005	6.126%	CA - 70.64%	Paid Off - 360	01-Aug-2005
121311554	2		472,000.00	473,045.83	12-Jan-2006	5.626%	CA - 47.68%	Paid Off - 360	01-Aug-2005
121327363	1		211,087.00	211,720.34	09-Jan-2006	6.326%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121331546	2		450,000.00	450,409.83	16-Dec-2005	6.076%	CA - 60.00%	Paid Off - 360	01-Sep-2005
121335962	2		525,000.00	527,842.16	13-Jan-2006	6.576%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121370175	1		107,000.00	106,938.80	04-Jan-2006	6.126%	NV - 57.22%	Paid Off - 360	01-Aug-2005
121397739	1		314,000.00	315,067.14	04-Jan-2006	5.976%	CA - 54.14%	Paid Off - 360	01-Aug-2005
121439545	1		142,000.00	141,057.29	12-Jan-2006	6.176%	NJ - 41.77%	Paid Off - 360	01-Aug-2005
121447029	1		168,500.00	169,185.81	30-Dec-2005	6.176%	NY - 32.40%	Paid Off - 360	01-Aug-2005
121464192	1		329,000.00	330,113.20	29-Dec-2005	6.576%	CA - 69.26%	Paid Off - 360	01-Aug-2005
121472596	1		328,000.00	328,144.92	11-Jan-2006	5.926%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121477238	1		320,000.00	318,206.35	19-Dec-2005	6.376%	CA - 76.19%	Paid Off - 360	01-Aug-2005
121495112	2		368,000.00	369,978.69	22-Dec-2005	6.576%	CA - 74.34%	Paid Off - 360	01-Aug-2005
121501021	1		275,000.00	275,402.04	10-Jan-2006	6.376%	CA - 45.83%	Paid Off - 360	01-Aug-2005
121512911	2		519,200.00	520,951.62	20-Dec-2005	6.476%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121514689	2		475,200.00	471,642.12	20-Dec-2005	6.126%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121517287	1		185,000.00	185,391.94	09-Jan-2006	5.976%	NY - 48.68%	Paid Off - 360	01-Sep-2005
121525671	1		244,500.00	244,884.13	28-Dec-2005	6.476%	CA - 66.08%	Paid Off - 360	01-Oct-2005
121532489	2		406,000.00	405,673.80	13-Jan-2006	6.076%	FL - 57.18%	Paid Off - 360	01-Oct-2005
121536822	1		164,250.00	164,466.95	30-Dec-2005	6.326%	IL - 75.00%	Paid Off - 360	01-Oct-2005
121549757	1		232,500.00	233,602.44	21-Dec-2005	6.376%	FL - 75.00%	Paid Off - 360	01-Aug-2005
121552428	1		214,000.00	215,158.51	20-Dec-2005	6.576%	VA - 72.54%	Paid Off - 360	01-Aug-2005
121561334	1		300,000.00	299,414.54	23-Dec-2005	6.326%	NY - 70.59%	Paid Off - 360	01-Aug-2005
121565562	2		361,037.00	359,331.03	05-Jan-2006	6.476%	CA - 69.70%	Paid Off - 360	01-Aug-2005
121567981	2		510,000.00	359,697.10	27-Dec-2005	6.176%	CA - 74.18%	Paid Off - 360	01-Sep-2005
121583704	1		256,000.00	257,206.63	16-Dec-2005	6.376%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121583912	1		188,000.00	187,951.62	16-Dec-2005	6.376%	CA - 31.33%	Paid Off - 360	01-Sep-2005
121584315	1		198,000.00	198,518.85	21-Dec-2005	6.176%	IL - 79.84%	Paid Off - 360	01-Sep-2005
121585840	2		1,000,000.00	1,002,384.19	19-Dec-2005	6.176%	CA - 63.49%	Paid Off - 360	01-Aug-2005
121598338	1		196,000.00	195,454.74	12-Jan-2006	6.576%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121599897	2		750,000.00	751,965.38	29-Dec-2005	6.176%	TN - 68.18%	Paid Off - 360	01-Sep-2005
121602332	1		165,200.00	165,798.22	12-Jan-2006	6.576%	RI - 70.00%	Paid Off - 360	01-Sep-2005
121608613	1		240,000.00	240,477.20	16-Dec-2005	6.726%	RI - 77.42%	Paid Off - 360	01-Oct-2005
121608640	2		396,000.00	395,295.19	16-Dec-2005	5.926%	IL - 77.65%	Paid Off - 360	01-Sep-2005
121631447	1		220,500.00	221,105.48	29-Dec-2005	6.226%	FL - 77.37%	Paid Off - 360	01-Sep-2005
121638591	1		284,800.00	285,486.79	12-Jan-2006	6.526%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121649129	1		337,500.00	338,808.26	21-Dec-2005	6.676%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121656168	1		149,000.00	149,116.21	10-Jan-2006	5.876%	IL - 93.13%	Paid Off - 360	01-Sep-2005
121664803	1		344,000.00	345,072.52	30-Dec-2005	6.376%	CA - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

January 25, 2006 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121670845	2		1,000,000.00	997,646.93	21-Dec-2005	5.626%	CA - 51.55%	Paid Off - 360	01-Sep-2005
121688244	1		183,058.00	183,629.62	21-Dec-2005	6.376%	CA - 50.43%	Paid Off - 360	01-Sep-2005
121693205	2		368,000.00	369,399.70	19-Dec-2005	6.101%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121701973	1		339,550.00	339,926.45	04-Jan-2006	6.276%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121716089	1		205,200.00	205,566.02	20-Dec-2005	6.276%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121717294	1		139,900.00	140,407.15	28-Dec-2005	6.576%	CA - 65.07%	Paid Off - 360	01-Sep-2005
121719170	1		342,000.00	342,558.77	29-Dec-2005	6.876%	CA - 69.80%	Paid Off - 360	01-Oct-2005
121719481	1		250,000.00	250,780.67	30-Dec-2005	6.376%	CA - 46.30%	Paid Off - 360	01-Sep-2005
121723719	2		440,000.00	441,577.73	06-Jan-2006	6.500%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121759001	2		390,123.00	391,227.49	09-Jan-2006	6.276%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121759031	1		168,000.00	167,888.80	03-Jan-2006	6.576%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121761798	2		727,500.00	730,216.34	30-Dec-2005	6.076%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121772904	2		510,000.00	510,696.20	12-Jan-2006	6.476%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121775720	1		337,500.00	338,030.26	30-Dec-2005	6.476%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121783609	1		181,000.00	181,218.22	27-Dec-2005	6.376%	FL - 78.70%	Paid Off - 360	01-Oct-2005
121783690	1		210,000.00	210,256.30	09-Jan-2006	6.876%	CA - 64.42%	Paid Off - 360	01-Oct-2005
121793558	1		126,000.00	126,099.11	29-Dec-2005	6.026%	AZ - 70.00%	Paid Off - 360	01-Sep-2005
121800836	1		350,000.00	350,374.69	13-Jan-2006	6.176%	CA - 53.85%	Paid Off - 360	01-Oct-2005
121825629	1		243,750.00	244,189.64	09-Jan-2006	6.676%	MA - 75.00%	Paid Off - 360	01-Oct-2005
121862442	2		368,000.00	369,053.36	16-Dec-2005	6.326%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121885505	2		402,700.00	403,131.11	20-Dec-2005	6.176%	FL - 79.98%	Paid Off - 360	01-Oct-2005

TOTAL			20,514,855.00	20,395,805.09

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
January 25, 2006 Distribution
Realized Loss Report
COLLATERAL REALIZED LOSSES
		Group 2	Group 1	Total

Current
Number of Loans Liquidated		0	0	0
Collateral Principal Realized Loss/(Gain) Amount		0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	0.00	0.00
Cumulative
Number of Loans Liquidated		0	0	0
Collateral Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
January 25, 2006 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Feb-04
Aug-04
Feb-05
Aug-05
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Feb-04
Aug-04
Feb-05
Aug-05

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Feb-04
Aug-04
Feb-05
Aug-05
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Feb-04
Aug-04
Feb-05
Aug-05

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
January 25, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
January 25, 2006 Distribution
Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	91.496152%	91.575653%	91.534031%
Next Senior Percentage	91.433038%	91.513016%	91.471143%
Current Subordinate Percentage	8.503848%	8.424347%	8.465969%
Next Subordinate Percentage	8.566962%	8.486984%	8.528857%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

January 25, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 1 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 2 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 3 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 4 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 5 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 6 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 7 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 8 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 9 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

External Parties		Table of Contents

Seller			Page
IndyMac Bank		1. Certificate Payment Report	2
		2. Collection Account Report	8
		3. Credit Enhancement Report	10
		4. Collateral Report	11
Certificate Insurer(s)		5. Delinquency Report	14
		6. REO Report	17
		7. Foreclosure Report	18
		8. Prepayment Report	19
		9. Prepayment Detail Report	22
		10. Realized Loss Report	24
		11. Realized Loss Detail Report	27
Servicer(s)		12. Triggers and Adj. Cert. Report	28
IndyMac Bank		13. Other Related Information	29

Underwriter(s)
Goldman Sachs & Co.

		Total Number of Pages	29

Dates		Contacts
Cut-Off Date:	September 01, 2005	Jennifer Hermansader
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	(714) 247-6258
		Jennifer.Vandyne@db.com

Distribution Date:	February 27, 2006	Address:
		1761 East St. Andrew Place, Santa Ana, CA 92705

Record Date:	January 31, 2006	Factor Information:	(800) 735-7777
	February 24, 2006	Main Phone Number:	(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	609,465,096.11	2,703,993.48	7,147,925.00	9,851,918.48	0.00	0.00	602,317,171.11
1-A-2	FLT		$262,356,000.00	253,943,951.36	1,243,055.64	2,978,303.97	4,221,359.61	0.00	0.00	250,965,647.39
1-A-3A	FLT		$77,413,000.00	74,930,869.15	341,372.55	878,803.78	1,220,176.33	0.00	0.00	74,052,065.37
1-A-3B	FLT		$80,000,000.00	77,434,920.92	345,682.39	908,171.80	1,253,854.19	0.00	0.00	76,526,749.12
2-A-1A	FLT		$398,032,000.00	381,546,567.72	1,692,794.94	3,660,627.16	5,353,422.10	0.00	0.00	377,885,940.56
2-A-1B	FLT		$300,000,000.00	287,574,793.78	1,399,770.31	2,759,044.87	4,158,815.18	0.00	0.00	284,815,748.91
2-A-2A	FLT		$50,000,000.00	47,929,132.29	215,721.04	459,840.81	675,561.85	0.00	0.00	47,469,291.48
2-A-2B	FLT		$65,846,000.00	63,118,832.90	256,578.06	605,573.56	862,151.62	0.00	0.00	62,513,259.34
2-A-2C	FLT		$175,000,000.00	167,751,963.03	790,391.33	1,609,442.85	2,399,834.18	0.00	0.00	166,142,520.18
2-A-3A	FLT		$84,508,000.00	81,007,902.24	369,058.50	777,204.55	1,146,263.05	0.00	0.00	80,230,697.69
2-A-3B	FLT		$90,000,000.00	86,272,438.14	385,134.54	827,713.46	1,212,848.00	0.00	0.00	85,444,724.68
1-X	CSTR		$0.00	0.00	563,580.60	0.00	563,580.60	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	444,320.46	0.00	444,320.46	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,183,907.72	57,071.45	4.41	57,075.86	0.00	0.00	12,183,903.31
B-2	SUB		$49,300,000.00	49,230,936.01	232,862.33	17.83	232,880.16	0.00	0.00	49,230,918.18
B-3	SUB		$33,764,000.00	33,716,700.27	167,206.74	12.21	167,218.95	0.00	0.00	33,716,688.06
B-4	SUB		$14,470,000.00	14,449,729.09	72,453.35	5.23	72,458.58	0.00	0.00	14,449,723.86
B-5	SUB		$13,264,000.00	13,245,418.56	68,114.56	4.80	68,119.36	0.00	0.00	13,245,413.76
B-6	SUB		$10,853,000.00	10,837,796.12	57,422.26	3.93	57,426.19	0.00	0.00	10,837,792.19
B-7	SUB		$9,647,000.00	9,633,485.59	51,041.42	3.49	51,044.91	0.00	0.00	9,633,482.10
B-8	SUB		$7,235,000.00	7,224,864.54	38,279.74	2.62	38,282.36	0.00	0.00	7,224,861.92
B-9	SUB		$16,882,000.00	16,858,350.14	89,321.16	6.11	89,327.27	0.00	0.00	16,858,344.03
B-10	SUB		$18,088,000.00	18,062,660.66	95,702.00	6.54	95,708.54	0.00	0.00	18,062,654.12
B-11	SUB		$13,269,015.79	13,250,427.30	70,205.19	4.78	70,209.97	0.02	0.00	13,250,422.50
B-X	CSTR		$0.00	0.00	4,125.32	0.00	4,125.32	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	230,096.44	0.00	230,096.44	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	93,364.00	0.00	93,364.00	0.00	0.00	100.00

Total			2,411,782,315.79	2,329,670,943.64 12,078,719.80		22,612,723.76	34,691,443.56	0.02	0.00	2,307,058,219.86

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	01/25/06	02/26/06	A-Act/360	45660LVZ9	629,654,000.00	967.936511	4.294412	11.352147	15.646559	956.584364
1-A-2	01/25/06	02/26/06	A-Act/360	45660LWA3	262,356,000.00	967.936511	4.738049	11.352147	16.090197	956.584364
1-A-3A	01/25/06	02/26/06	A-Act/360	45660LWB1	77,413,000.00	967.936511	4.409757	11.352147	15.761905	956.584364
1-A-3B	01/25/06	02/26/06	A-Act/360	45660LWC9	80,000,000.00	967.936512	4.321030	11.352148	15.673177	956.584364
2-A-1A	01/25/06	02/26/06	A-Act/360	45660LWD7	398,032,000.00	958.582646	4.252912	9.196816	13.449728	949.385830
2-A-1B	01/25/06	02/26/06	A-Act/360	45660LWE5	300,000,000.00	958.582646	4.665901	9.196816	13.862717	949.385830
2-A-2A	01/25/06	02/26/06	A-Act/360	45660LWV7	50,000,000.00	958.582646	4.314421	9.196816	13.511237	949.385830
2-A-2B	01/01/06	01/30/06	A-30/360	45660LWW5	65,846,000.00	958.582646	3.896639	9.196816	13.093455	949.385830
2-A-2C	01/25/06	02/26/06	A-Act/360	45660LWF2	175,000,000.00	958.582646	4.516522	9.196816	13.713338	949.385830
2-A-3A	01/25/06	02/26/06	A-Act/360	45660LWG0	84,508,000.00	958.582646	4.367143	9.196816	13.563959	949.385830
2-A-3B	01/25/06	02/26/06	A-Act/360	45660LWH8	90,000,000.00	958.582646	4.279273	9.196816	13.476089	949.385830
1-X	01/01/06	01/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.537039	0.000000	0.537039	0.000000
2-X	01/01/06	01/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.381920	0.000000	0.381920	0.000000
A-R	01/01/06	01/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	01/25/06	02/26/06	A-Act/360	45660LWJ4	12,201,000.00	998.599108	4.677604	0.000361	4.677966	998.598747
B-2	01/25/06	02/26/06	A-Act/360	45660LWK1	49,300,000.00	998.599108	4.723374	0.000362	4.723735	998.598746
B-3	01/25/06	02/26/06	A-Act/360	45660LWL9	33,764,000.00	998.599108	4.952220	0.000362	4.952581	998.598746
B-4	01/25/06	02/26/06	A-Act/360	45660LWM7	14,470,000.00	998.599108	5.007142	0.000361	5.007504	998.598746
B-5	01/25/06	02/26/06	A-Act/360	45660LWN5	13,264,000.00	998.599107	5.135296	0.000362	5.135657	998.598745
B-6	01/25/06	02/26/06	A-Act/360	45660LWP0	10,853,000.00	998.599108	5.290911	0.000362	5.291273	998.598746
B-7	01/25/06	02/26/06	A-Act/360	45660LWQ8	9,647,000.00	998.599107	5.290911	0.000362	5.291273	998.598746
B-8	01/25/06	02/26/06	A-Act/360	45660LWR6	7,235,000.00	998.599107	5.290911	0.000362	5.291273	998.598745
B-9	01/25/06	02/26/06	A-Act/360	45660LWX3	16,882,000.00	998.599108	5.290911	0.000362	5.291273	998.598746
B-10	01/25/06	02/26/06	A-Act/360	45660LWY1	18,088,000.00	998.599108	5.290911	0.000362	5.291273	998.598746
B-11	01/25/06	02/26/06	A-Act/360	45660LWZ8	13,269,015.79	998.599106	5.290912	0.000360	5.291272	998.598744
B-X	01/01/06	01/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.020733	0.000000	0.020733	0.000000
P-1	01/25/06	02/24/06	A-30/360	45660LYU7	100.00	1,000.000000	2,300,964.400000	0.000000 2,300,964.400000		1,000.000000
P-2	01/25/06	02/24/06	A-30/360	45660LYV5	100.00	1,000.000000	933,640.000000	0.000000	933,640.000000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	13,204,564.46	26,275,547.87	1,061,281.02	27,336,828.89	40,541,393.35	0.00	0.00	602,317,171.11
1-A-2	262,356,000.00	6,123,331.27	10,948,151.90	442,200.71	11,390,352.61	17,513,683.88	0.00	0.00	250,965,647.39
1-A-3A	77,413,000.00	1,671,113.58	3,230,455.12	130,479.51	3,360,934.63	5,032,048.21	0.00	0.00	74,052,065.37
1-A-3B	80,000,000.00	1,689,060.94	3,338,410.98	134,839.90	3,473,250.88	5,162,311.82	0.00	0.00	76,526,749.12
2-A-1A	398,032,000.00	8,303,225.30	19,691,354.64	454,704.80	20,146,059.44	28,449,284.74	0.00	0.00	377,885,940.56
2-A-1B	300,000,000.00	6,922,836.03	14,841,536.33	342,714.76	15,184,251.09	22,107,087.12	0.00	0.00	284,815,748.91
2-A-2A	50,000,000.00	1,059,532.73	2,473,589.39	57,119.13	2,530,708.52	3,590,241.25	0.00	0.00	47,469,291.48
2-A-2B	65,846,000.00	1,226,507.34	3,257,519.34	75,221.32	3,332,740.66	4,559,248.00	0.00	0.00	62,513,259.34
2-A-2C	175,000,000.00	3,898,089.50	8,657,562.88	199,916.94	8,857,479.82	12,755,569.32	0.00	0.00	166,142,520.18
2-A-3A	84,508,000.00	1,814,680.37	4,180,761.85	96,540.46	4,277,302.31	6,091,982.68	0.00	0.00	80,230,697.69
2-A-3B	90,000,000.00	1,890,189.71	4,452,460.89	102,814.43	4,555,275.32	6,445,465.03	0.00	0.00	85,444,724.68
1-X	0.00	3,364,612.30	0.00	0.00	0.00	3,364,612.30	0.00	0.00	0.00
2-X	0.00	2,934,028.89	0.00	0.00	0.00	2,934,028.89	0.00	0.00	0.00
A-R	100.00	138,549.39	82.31	17.69	100.00	138,649.39	0.00	0.00	0.00
B-1	12,201,000.00	275,324.05	0.00	17,096.69	17,096.69	292,420.74	0.00	0.00	12,183,903.31
B-2	49,300,000.00	1,124,322.91	0.00	69,081.82	69,081.82	1,193,404.73	0.00	0.00	49,230,918.18
B-3	33,764,000.00	810,537.12	0.00	47,311.94	47,311.94	857,849.06	0.00	0.00	33,716,688.06
B-4	14,470,000.00	351,534.31	0.00	20,276.14	20,276.14	371,810.45	0.00	0.00	14,449,723.86
B-5	13,264,000.00	331,150.76	0.00	18,586.24	18,586.24	349,737.00	0.00	0.00	13,245,413.76
B-6	10,853,000.00	279,815.07	0.00	15,207.81	15,207.81	295,022.88	0.00	0.00	10,837,792.19
B-7	9,647,000.00	240,002.67	0.00	13,517.90	13,517.90	253,520.57	0.00	0.00	9,633,482.10
B-8	7,235,000.00	167,437.56	0.00	10,138.08	10,138.08	177,575.64	0.00	0.00	7,224,861.92
B-9	16,882,000.00	390,695.35	0.00	23,655.97	23,655.97	414,351.32	0.00	0.00	16,858,344.03
B-10	18,088,000.00	418,605.48	0.00	25,345.88	25,345.88	443,951.36	0.00	0.00	18,062,654.12
B-11	13,269,015.79	307,081.08	0.00	18,593.24	18,593.24	325,674.32	0.04	0.00	13,250,422.50
B-X	0.00	243,806.49	0.00	0.00	0.00	243,806.49	0.00	0.00	0.00
P-1	100.00	748,185.58	0.00	0.00	0.00	748,185.58	0.00	0.00	100.00
P-2	100.00	470,001.48	0.00	0.00	0.00	470,001.48	0.00	0.00	100.00

Total	2,411,782,315.79	60,398,821.72	101,347,433.50	3,376,662.38	104,724,095.88	165,122,917.60	0.04	0.00	2,307,058,219.86

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
Through		(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	4.84000%	609,465,096.11	2,703,993.48	0.00	0.00	0.00	2,703,993.48	2,703,993.48	0.00
1-A-2	5.34000%	253,943,951.36	1,243,055.64	0.00	0.00	0.00	1,243,055.64	1,243,055.64	0.00
1-A-3A	4.97000%	74,930,869.15	341,372.55	0.00	0.00	0.00	341,372.55	341,372.55	0.00
1-A-3B	4.87000%	77,434,920.92	345,682.39	0.00	0.00	0.00	345,682.39	345,682.39	0.00
2-A-1A	4.84000%	381,546,567.72	1,692,794.94	0.00	0.00	0.00	1,692,794.94	1,692,794.94	0.00
2-A-1B	5.31000%	287,574,793.78	1,399,770.31	0.00	0.00	0.00	1,399,770.31	1,399,770.31	0.00
2-A-2A	4.91000%	47,929,132.29	215,721.04	0.00	0.00	0.00	215,721.04	215,721.04	0.00
2-A-2B	4.87800%	63,118,832.90	256,578.06	0.00	0.00	0.00	256,578.06	256,578.06	0.00
2-A-2C	5.14000%	167,751,963.03	790,391.33	0.00	0.00	0.00	790,391.33	790,391.33	0.00
2-A-3A	4.97000%	81,007,902.24	369,058.50	0.00	0.00	0.00	369,058.50	369,058.50	0.00
2-A-3B	4.87000%	86,272,438.14	385,134.54	0.00	0.00	0.00	385,134.54	385,134.54	0.00
1-X	0.00000%	0.00	563,580.60	0.00	0.00	0.00	563,580.60	563,580.60	0.00
2-X	0.00000%	0.00	444,320.46	0.00	0.00	0.00	444,320.46	444,320.46	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.11000%	12,183,907.72	57,071.45	0.00	0.00	0.00	57,071.45	57,071.45	0.00
B-2	5.16000%	49,230,936.01	232,862.33	0.00	0.00	0.00	232,862.33	232,862.33	0.00
B-3	5.41000%	33,716,700.27	167,206.74	0.00	0.00	0.00	167,206.74	167,206.74	0.00
B-4	5.47000%	14,449,729.09	72,453.35	0.00	0.00	0.00	72,453.35	72,453.35	0.00
B-5	5.61000%	13,245,418.56	68,114.56	0.00	0.00	0.00	68,114.56	68,114.56	0.00
B-6	5.78000%	10,837,796.12	57,422.26	0.00	0.00	0.00	57,422.26	57,422.26	0.00
B-7	5.78000%	9,633,485.59	51,041.42	0.00	0.00	0.00	51,041.42	51,041.42	0.00
B-8	5.78000%	7,224,864.54	38,279.74	0.00	0.00	0.00	38,279.74	38,279.74	0.00
B-9	5.78000%	16,858,350.14	89,321.16	0.00	0.00	0.00	89,321.16	89,321.16	0.00
B-10	5.78000%	18,062,660.66	95,702.00	0.00	0.00	0.00	95,702.00	95,702.00	0.00
B-11	5.78000%	13,250,427.30	70,205.18	0.00	0.01	0.00	70,205.19	70,205.19	0.00
B-X	0.00000%	0.00	4,125.32	0.00	0.00	0.00	4,125.32	4,125.32	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	230,096.44	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	93,364.00	0.00

Total		2,329,670,943.64	11,755,259.35	0.00	0.01	0.00	11,755,259.36	12,078,719.80	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Current Period Distribution - REMIC IV
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	563,580.60	0.00	563,580.60	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	444,320.46	0.00	444,320.46	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	4,125.32	0.00	4,125.32	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,012,026.38	0.00	1,012,026.38	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	01/01/06	01/30/06	A-30/360	1,049,423,000.00		967.936511	0.537039	0.000000	0.537039	956.584364
2-X-IO	01/01/06	01/30/06	A-30/360	1,163,386,000.00		958.582646	0.381920	0.000000	0.381920	949.385830
B-X-IO	01/01/06	01/30/06	A-30/360	198,973,015.00		998.599112	0.020733	0.000000	0.020733	998.598750
1-X-PO	01/01/06	01/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	01/01/06	01/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	01/01/06	01/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	01/01/06	01/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	3,364,591.70	0.00	0.00	0.00	3,364,612.30	0.00	0.00	0.00
2-X-IO	0.00	2,934,028.89	0.00	0.00	0.00	2,934,028.89	0.00	0.00	0.00
B-X-IO	0.00	243,806.47	0.00	0.00	0.00	243,806.47	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	6,542,427.06	0.00	0.00	0.00	6,542,447.66	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	0.66579%	1,015,774,837.54	563,580.60	0.00	0.00	0.00	563,580.60	563,580.60	0.00
2-X-IO	0.47811%	1,115,201,630.10	444,320.46	0.00	0.00	0.00	444,320.46	444,320.46	0.00
B-X-IO	0.02491%	198,694,276.00	4,125.32	0.00	0.00	0.00	4,125.32	4,125.32	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2,329,670,743.64	1,012,026.38	0.00	0.00	0.00	1,012,026.38	1,012,026.38	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	10,699,447.26	11,913,276.52	22,612,723.78
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	10,699,447.26	11,913,276.52	22,612,723.78
Interest Collections	6,154,054.13	5,770,674.39	11,924,728.52
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	93,364.00	230,096.44	323,460.44
Interest Fees	(71,266.50)	(83,196.15)	(169,469.17)
TOTAL NET INTEREST	6,176,151.63	5,917,574.68	12,078,719.80
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	16,875,598.89	17,830,851.20	34,691,443.58

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	0.00	848.04	848.04
Curtailments	(1,814,878.93)	(1,761,284.04)	(3,576,162.97)
Prepayments In Full	12,514,326.19	13,673,712.52	26,188,038.71
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	0.00	(848.04)	(848.04)
Realized Losses	0.00	0.00	0.00
Advanced Principal	0.00	848.04	848.04
TOTAL PRINCIPAL COLLECTED	10,699,447.26	11,913,276.52	22,612,723.78

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates
2005-AR18

February 27, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,464,449.64	6,034,809.02	12,499,258.66
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(8,558.14)	(8,678.96)	(17,237.10)
Delinquent Interest	(5,267,646.88)	(4,596,359.54)	(9,864,006.42)
Compensating Interest	8,558.14	8,678.96	17,237.10
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,957,251.36	4,332,224.91	9,289,476.27
TOTAL INTEREST COLLECTED	6,154,054.13	5,770,674.39	11,924,728.52

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	93,364.00	230,096.44	323,460.44
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	93,364.00	230,096.44	323,460.44

INTEREST - FEES

	Group 2	Group 1	Total
Current Servicing Fees	70,758.30	82,733.66	153,491.96
Class 1-A-3B Ambac Premium			7,098.20
Class 2-A-3B Ambac Premium			7,908.31
Trustee Fees	508.21	462.49	970.70
TOTAL INTEREST FEES	71,266.50	83,196.15	169,469.17

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
February 27, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			7,098.20
Class 2-A-3B Ambac Premium			7,908.31

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,450	4,711	7,161
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(23)	(58)	(81)
Repurchases	0	0	0
Liquidations	0	0	0
Current	2,427	4,653	7,080
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,219,692,203.63	1,109,978,540.01	2,329,670,743.64
Prefunding	0.00	0.00	0.00
Scheduled Principal	0.00	(848.04)	(848.04)
Partial Prepayments	1,814,878.93	1,761,284.04	3,576,162.97
Full Voluntary Prepayments	(12,514,326.19)	(13,673,712.52)	(26,188,038.71)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	1,208,992,756.37	1,098,065,263.49	2,307,058,019.86

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

February 27, 2006 Distribution
CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	6.21065%	6.37411%	6.28853%
Weighted Average Coupon Current	6.36005%	6.52421%	6.43826%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	354	355	355
Weighted Average Months to Maturity Current	353	354	354
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	354	355	355
Weighted Avg Remaining Amortization Term Current	353	354	354
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	5.51	5.27	5.40
Weighted Average Seasoning Current	6.51	6.27	6.40

Weighted Average Coupon by Groups

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Mar-04
Sep-04
Mar-05
Sep-05
Group 1
Group 2

Total Weighted Average Coupon

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Mar-04
Sep-04
Mar-05
Sep-05

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Mar-04
Sep-04
Mar-05
Sep-05
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Mar-04
Sep-04
Mar-05
Sep-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

February 27, 2006 Distribution
ARM CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88323%	3.04777%	2.96162%
Weighted Average Margin Current	2.88361%	3.04795%	2.96191%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.06340%	8.92553%	8.99771%
Weighted Average Max Rate Current	9.06521%	8.92654%	8.99914%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	1.09028%	1.10613%	1.09783%
Weighted Average Min Rate Current	1.09028%	1.10586%	1.09770%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	96.08872%	97.91815%	96.96036%
Weighted Average Cap Up Current	96.11063%	97.89989%	96.96313%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	96.08872%	97.91815%	96.96036%
Weighted Average Cap Down Current	96.11063%	97.89989%	96.96313%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	70,758.30	82,733.66	153,491.96
Delinquent Servicing Fees	310,395.51	264,134.63	574,530.14
TOTAL SERVICING FEES	381,153.81	346,868.30	728,022.11

Total Servicing Fees	381,153.81	346,868.30	728,022.11
Compensating Interest	(8,558.14)	(8,678.96)	(17,237.10)
Delinquent Servicing Fees	(310,395.51)	(264,134.63)	(574,530.14)
COLLECTED SERVICING FEES	62,200.16	74,054.72	136,254.88
Total Advaced Interest	4,957,251.36	4,332,224.91	9,289,476.27
Total Advaced Principal	0.00	848.04	848.04
Aggregate Advances with respect to this Distribution	4,957,251.36	4,333,072.95	9,290,324.31

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	8,558.14	8,678.96	17,237.10
Compensating Interest	(8,558.14)	(8,678.96)	(17,237.10)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	5.984580%	6.148744%	6.062796%

Current Deferred Interest	2,539,319.86	2,432,279.17	4,971,599.03
Cumulative Deferred Interest	2,539,319.86	2,432,279.17	4,971,599.03
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		27,419,174.24	6,607,667.64	1,959,636.73	35,986,478.61
	% Balance		1.19%	0.29%	0.08%	1.56%
	# Loans		82	21	10	113
	% # Loans		1.16%	0.30%	0.14%	1.60%

FORECLOSURE	Balance	0.00	0.00	0.00	100,552.25	100,552.25
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.01%	0.01%

BANKRUPTCY	Balance	1,273,181.70	0.00	0.00	239,006.74	1,512,188.44
	% Balance	0.06%	0.00%	0.00%	0.01%	0.07%
	# Loans	4	0	0	1	5
	% # Loans	0.06%	0.00%	0.00%	0.01%	0.07%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,273,181.70	27,419,174.24	6,607,667.64	2,299,195.72	37,599,219.30
	% Balance	0.06%	1.19%	0.29%	0.10%	1.63%
	# Loans	4	82	21	12	119
	% # Loans	0.06%	1.16%	0.30%	0.17%	1.68%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		12,144,168.36	2,547,677.43	1,959,636.73	16,651,482.52
	% Balance		1.11%	0.23%	0.18%	1.52%
	# Loans		52	13	10	75
	% # Loans		1.12%	0.28%	0.21%	1.61%

FORECLOSURE	Balance	0.00	0.00	0.00	100,552.25	100,552.25
	% Balance	0.00%	0.00%	0.00%	0.01%	0.01%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.02%	0.02%

BANKRUPTCY	Balance	663,924.20	0.00	0.00	239,006.74	902,930.94
	% Balance	0.06%	0.00%	0.00%	0.02%	0.08%
	# Loans	3	0	0	1	4
	% # Loans	0.06%	0.00%	0.00%	0.02%	0.09%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	663,924.20	12,144,168.36	2,547,677.43	2,299,195.72	17,654,965.71
	% Balance	0.06%	1.11%	0.23%	0.21%	1.61%
	# Loans	3	52	13	12	80
	% # Loans	0.06%	1.12%	0.28%	0.26%	1.72%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		15,275,005.88	4,059,990.21	0.00	19,334,996.09
	% Balance		1.26%	0.34%	0.00%	1.60%
	# Loans		30	8	0	38
	% # Loans		1.24%	0.33%	0.00%	1.57%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	609,257.50	0.00	0.00	0.00	609,257.50
	% Balance	0.05%	0.00%	0.00%	0.00%	0.05%
	# Loans	1	0	0	0	1
	% # Loans	0.04%	0.00%	0.00%	0.00%	0.04%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	609,257.50	15,275,005.88	4,059,990.21	0.00	19,944,253.59
	% Balance	0.05%	1.26%	0.34%	0.00%	1.65%
	# Loans	1	30	8	0	39
	% # Loans	0.04%	1.24%	0.33%	0.00%	1.61%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
February 27, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
February 27, 2006 Distribution
Foreclosure Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became Foreclosure Property this Period:
121670781 1	100,000.00	100,552.25	01-Sep-2005	6.928%	CA - 35.46%	360	01-Oct-2005

TOTAL	100,000.00	100,552.25

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	23	58	81
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	23	58	81
Curtailments Amount	(1,814,878.93)	(1,761,284.04)	(3,576,162.97)
Paid in Full Balance	12,514,326.19	13,673,712.52	26,188,038.71
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	10,699,447.26	11,912,428.48	22,611,875.74

Cumulative

Number of Paid in Full Loans	126	221	347
Number of Repurchased Loans	2	5	7
Total Number of Loans Prepaid in Full	128	226	354
Paid in Full Balance	66,340,276.40	51,897,579.18	118,237,855.58
Repurchased Loans Balance	1,011,000.00	1,378,277.41	2,389,277.41
Curtailments Amount	(8,785,491.08)	(8,104,930.99)	(16,890,422.07)
Total Prepayment Amount	58,565,785.32	45,170,925.60	103,736,710.92

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
February 27, 2006 Distribution
VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	0.88%	1.07%	0.97%
3 Months Avg SMM	0.93%	0.93%	0.93%
12 Months Avg SMM	0.94%	0.80%	0.88%
Avg SMM Since Cut-off	0.94%	0.80%	0.88%
CPR	10.03%	12.14%	11.05%
3 Months Avg CPR	10.62%	10.58%	10.60%
12 Months Avg CPR	10.73%	9.22%	10.02%
Avg CPR Since Cut-off	10.73%	9.22%	10.02%
PSA	770.78%	968.15%	863.43%
3 Months Avg PSA Approximation	963.95%	1,003.33%	982.28%
12 Months Avg PSA Approximation	1,189.63%	1,078.76%	1,138.85%
Avg PSA Since Cut-off Approximation	1,189.63%	1,078.76%	1,138.84%

CPR by Groups

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Mar-04
Sep-04
Mar-05
Sep-05
Group 1
Group 2

Total CPR

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Mar-04
Sep-04
Mar-05
Sep-05

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Mar-04
Sep-04
Mar-05
Sep-05
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Mar-04
Sep-04
Mar-05
Sep-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
February 27, 2006 Distribution

CPR Avg since Cut-Off by Groups

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Mar-04
Sep-04
Mar-05
Sep-05
Group 1
Group 2

Total CPR Avg since Cut-Off

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Mar-04
Sep-04
Mar-05
Sep-05

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Mar-04
Sep-04
Mar-05
Sep-05
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Mar-04
Sep-04
Mar-05
Sep-05

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidations )/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Dates correspond to distribution dates.
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments, liquidations, and repurchases.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

February 27, 2006 Distribution
Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121342663	2		640,000.00	640,821.17	15-Feb-2006	6.000%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121358519	1		328,000.00	328,966.63	30-Jan-2006	6.178%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121365371	1		306,000.00	308,229.27	19-Jan-2006	6.628%	MD - 74.63%	Paid Off - 360	01-Aug-2005
121384808	1		333,900.00	335,435.13	02-Feb-2006	6.528%	PA - 90.00%	Paid Off - 360	01-Aug-2005
121387708	1		261,000.00	263,011.50	20-Jan-2006	6.728%	NY - 75.00%	Paid Off - 360	01-Aug-2005
121390005	1		247,500.00	249,003.96	25-Jan-2006	6.778%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121416626	1		311,200.00	286,782.05	14-Feb-2006	5.528%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121423508	2		412,000.00	417,075.57	06-Feb-2006	6.875%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121443460	1		221,250.00	222,815.21	14-Feb-2006	6.578%	MD - 75.00%	Paid Off - 360	01-Aug-2005
121469147	1		224,800.00	224,727.86	13-Feb-2006	6.728%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121470903	2		568,000.00	564,464.64	20-Jan-2006	6.228%	CA - 78.89%	Paid Off - 360	01-Aug-2005
121486326	2		588,000.00	591,746.30	17-Jan-2006	6.578%	CA - 67.98%	Paid Off - 360	01-Aug-2005
121491475	2		428,900.00	432,205.51	30-Jan-2006	6.728%	CA - 70.78%	Paid Off - 360	01-Aug-2005
121494059	1		272,000.00	272,295.73	13-Feb-2006	6.728%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121501575	1		195,000.00	196,174.09	01-Feb-2006	6.328%	FL - 60.00%	Paid Off - 360	01-Aug-2005
121505166	1		233,935.00	220,627.89	14-Feb-2006	6.228%	FL - 85.00%	Paid Off - 360	01-Aug-2005
121512459	2		371,250.00	372,552.55	30-Jan-2006	6.528%	FL - 75.00%	Paid Off - 360	01-Oct-2005
121515743	1		272,000.00	272,731.35	24-Jan-2006	6.978%	NY - 80.00%	Paid Off - 360	01-Jul-2005
121518638	1		255,920.00	257,568.74	01-Feb-2006	6.428%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121528158	1		155,000.00	156,119.09	08-Feb-2006	6.628%	AZ - 68.58%	Paid Off - 360	01-Aug-2005
121531497	1		269,000.00	268,611.22	24-Jan-2006	6.528%	CA - 59.78%	Paid Off - 360	01-Aug-2005
121534846	1		78,000.00	78,403.96	15-Feb-2006	6.128%	FL - 42.16%	Paid Off - 360	01-Aug-2005
121537332	1		161,250.00	162,560.76	01-Feb-2006	6.828%	FL - 75.00%	Paid Off - 360	01-Aug-2005
121547037	1		224,000.00	225,248.22	02-Feb-2006	6.628%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121551604	1		160,000.00	160,190.66	02-Feb-2006	6.828%	MD - 71.11%	Paid Off - 360	01-Sep-2005
121551789	1		256,000.00	257,168.29	18-Jan-2006	7.078%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121559556	1		125,600.00	126,405.46	15-Feb-2006	6.878%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121560319	1		192,000.00	193,317.82	27-Jan-2006	6.528%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121577366	1		244,800.00	223,090.89	18-Jan-2006	6.528%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121578655	1		150,000.00	150,839.77	14-Feb-2006	6.228%	FL - 57.47%	Paid Off - 360	01-Aug-2005
121586163	1		175,000.00	174,854.74	23-Jan-2006	6.478%	CA - 68.63%	Paid Off - 360	01-Aug-2005
121587040	1		187,000.00	187,996.45	25-Jan-2006	6.878%	IL - 79.57%	Paid Off - 360	01-Sep-2005
121593860	2		556,000.00	558,537.73	27-Jan-2006	6.328%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121598215	1		315,000.00	317,294.87	18-Jan-2006	6.628%	CA - 62.38%	Paid Off - 360	01-Aug-2005
121601690	2		520,000.00	524,913.00	25-Jan-2006	6.500%	CA - 80.00%	Paid Off - 360	01-Feb-2005
121602378	1		280,000.00	282,276.05	03-Feb-2006	6.828%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121605274	1		309,812.00	310,965.98	06-Feb-2006	6.078%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121605991	1		165,000.00	163,957.95	03-Feb-2006	6.528%	NJ - 56.90%	Paid Off - 360	01-Aug-2005
121612318	1		235,000.00	234,597.17	24-Jan-2006	6.528%	CA - 55.95%	Paid Off - 360	01-Aug-2005
121613513	1		145,000.00	145,305.15	20-Jan-2006	6.078%	FL - 63.60%	Paid Off - 360	01-Sep-2005
121614559	1		307,000.00	308,457.36	08-Feb-2006	6.528%	NJ - 76.75%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

February 27, 2006 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121615331	2		495,000.00	497,591.90	14-Feb-2006	6.528%	MA - 75.00%	Paid Off - 360	01-Sep-2005
121617070	1		180,000.00	179,183.78	15-Feb-2006	6.728%	CO - 80.00%	Paid Off - 360	01-Sep-2005
121622203	1		128,000.00	128,713.25	13-Feb-2006	6.628%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121627309	1		307,500.00	309,545.82	02-Feb-2006	6.478%	CA - 74.07%	Paid Off - 360	01-Aug-2005
121633361	1		250,000.00	249,263.02	14-Feb-2006	6.728%	FL - 65.92%	Paid Off - 360	01-Aug-2005
121638164	1		176,000.00	175,625.84	10-Feb-2006	6.378%	CA - 78.05%	Paid Off - 360	01-Sep-2005
121639598	1		276,000.00	277,926.92	13-Feb-2006	6.500%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121650285	1		281,250.00	281,912.98	08-Feb-2006	6.828%	AZ - 75.00%	Paid Off - 360	01-Sep-2005
121655382	2		498,400.00	500,089.18	30-Jan-2006	5.978%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121661912	1		260,000.00	259,456.12	17-Jan-2006	6.528%	NJ - 65.00%	Paid Off - 360	01-Sep-2005
121665484	1		207,000.00	207,969.32	24-Jan-2006	6.728%	OR - 62.73%	Paid Off - 360	01-Sep-2005
121666321	1		245,000.00	246,581.45	23-Jan-2006	6.375%	CA - 45.37%	Paid Off - 360	01-Aug-2005
121668890	1		150,000.00	150,684.63	31-Jan-2006	6.328%	NJ - 56.60%	Paid Off - 360	01-Sep-2005
121672289	1		318,750.00	319,855.16	30-Jan-2006	6.578%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121695217	1		300,000.00	301,824.13	19-Jan-2006	6.828%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121696435	2		514,400.00	516,745.95	01-Feb-2006	6.000%	MN - 80.00%	Paid Off - 360	01-Aug-2005
121697046	1		333,943.00	335,366.01	13-Feb-2006	6.578%	NY - 78.58%	Paid Off - 360	01-Sep-2005
121698218	1		185,000.00	186,072.95	07-Feb-2006	6.728%	CA - 71.15%	Paid Off - 360	01-Sep-2005
121707554	1		108,000.00	108,501.05	17-Jan-2006	6.978%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121711543	2		464,000.00	462,406.61	09-Feb-2006	5.878%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121714327	1		249,000.00	249,900.67	30-Jan-2006	6.528%	CA - 57.91%	Paid Off - 360	01-Sep-2005
121717689	2		420,800.00	421,445.98	09-Feb-2006	7.000%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121724299	2		396,000.00	398,033.04	17-Jan-2006	6.625%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121752313	2		719,000.00	719,165.41	03-Feb-2006	5.875%	CA - 70.55%	Paid Off - 360	01-Aug-2005
121752329	1		277,600.00	279,216.40	25-Jan-2006	6.250%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121766522	2		962,000.00	961,512.64	19-Jan-2006	6.278%	CA - 64.13%	Paid Off - 360	01-Oct-2005
121773605	2		639,200.00	641,765.37	10-Feb-2006	6.178%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121775566	2		474,260.00	477,187.87	03-Feb-2006	6.500%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121775587	2		360,000.00	362,409.73	24-Jan-2006	7.000%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121777076	1		245,000.00	246,118.24	19-Jan-2006	6.328%	NJ - 75.39%	Paid Off - 360	01-Sep-2005
121809086	1		255,000.00	257,534.60	18-Jan-2006	6.828%	VA - 75.00%	Paid Off - 360	01-Aug-2005
121812112	2		426,400.00	428,003.19	23-Jan-2006	6.628%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121819953	2		456,000.00	456,498.56	01-Feb-2006	6.628%	CA - 77.29%	Paid Off - 360	01-Oct-2005
121823855	1		270,000.00	271,015.15	31-Jan-2006	6.628%	CA - 74.79%	Paid Off - 360	01-Oct-2005
121828462	2		660,000.00	661,465.63	15-Feb-2006	6.478%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121836540	1		185,000.00	185,961.28	01-Feb-2006	6.500%	CA - 77.08%	Paid Off - 360	01-Sep-2005
121851639	1		228,000.00	228,914.52	01-Feb-2006	6.728%	MD - 80.00%	Paid Off - 360	01-Oct-2005
121859195	1		340,000.00	339,597.22	14-Feb-2006	6.428%	CA - 77.27%	Paid Off - 360	01-Oct-2005
121862448	2		900,000.00	907,688.66	24-Jan-2006	6.478%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121933636	1		330,000.00	330,940.74	09-Feb-2006	6.278%	NY - 54.10%	Paid Off - 360	01-Sep-2005

TOTAL			26,152,620.00	26,188,038.71

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
February 27, 2006 Distribution
Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total

Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
February 27, 2006 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Mar-04
Sep-04
Mar-05
Sep-05
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Mar-04
Sep-04
Mar-05
Sep-05

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Mar-04
Sep-04
Mar-05
Sep-05
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Mar-04
Sep-04
Mar-05
Sep-05

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and do not include realized gains, or additional realized losses/gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
February 27, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
February 27, 2006 Distribution
Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	91.433038%	91.513016%	91.471143%
Next Senior Percentage	91.357221%	91.420944%	91.387551%
Current Subordinate Percentage	8.566962%	8.486984%	8.528857%
Next Subordinate Percentage	8.642779%	8.579056%	8.612449%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

February 27, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 1 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 2 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 3 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 4 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 5 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 6 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 7 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 8 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 9 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

External Parties		Table of Contents

Seller			Page
IndyMac Bank		1. Certificate Payment Report	2
		2. Collection Account Report	8
Servicer(s)		3. Credit Enhancement Report	10
IndyMac Bank		4. Collateral Report	11
		5. Delinquency Report	14
Underwriter(s)		6. REO Report	17
Goldman Sachs & Co.		7. Foreclosure Report	18
		8. Prepayment Report	19
		9. Prepayment Detail Report	22
		10. Realized Loss Report	25
		11. Realized Loss Detail Report	28
		12. Triggers and Adj. Cert. Report	29
		13. Other Related Information	30

		Total Number of Pages	30

Dates		Contacts
Cut-Off Date:	September 01, 2005	Jennifer Hermansader
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	(714) 247-6258
		Jennifer.Vandyne@db.com

Distribution Date:	March 27, 2006	Address:
		1761 East St. Andrew Place, Santa Ana, CA 92705

Record Date:	February 28, 2006	Factor Information:	(800) 735-7777
	March 24, 2006	Main Phone Number:	(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	602,317,171.11	2,291,108.11	7,665,242.49	9,956,350.60	0.00	0.00	594,651,928.62
1-A-2	FLT		$262,356,000.00	250,965,647.39	1,052,226.74	3,193,853.07	4,246,079.81	0.00	0.00	247,771,794.32
1-A-3A	FLT		$77,413,000.00	74,052,065.37	289,168.46	942,405.54	1,231,574.00	0.00	0.00	73,109,659.83
1-A-3B	FLT		$80,000,000.00	76,526,749.12	292,879.86	973,898.99	1,266,778.85	0.00	0.00	75,552,850.13
2-A-1A	FLT		$398,032,000.00	377,885,940.56	1,437,411.36	5,681,216.56	7,118,627.92	0.00	0.00	372,204,724.00
2-A-1B	FLT		$300,000,000.00	284,815,748.91	1,187,504.77	4,281,979.76	5,469,484.53	0.00	0.00	280,533,769.15
2-A-2A	FLT		$50,000,000.00	47,469,291.48	183,149.24	713,663.29	896,812.53	0.00	0.00	46,755,628.19
2-A-2B	FLT		$65,846,000.00	62,513,259.34	261,409.61	939,837.46	1,201,247.07	0.00	0.00	61,573,421.88
2-A-2C	FLT		$175,000,000.00	166,142,520.18	670,743.38	2,497,821.53	3,168,564.91	0.00	0.00	163,644,698.65
2-A-3A	FLT		$84,508,000.00	80,230,697.69	313,295.61	1,206,205.15	1,519,500.76	0.00	0.00	79,024,492.54
2-A-3B	FLT		$90,000,000.00	85,444,724.68	327,010.35	1,284,593.93	1,611,604.28	0.00	0.00	84,160,130.75
1-X	CSTR		$0.00	0.00	1,330,687.38	0.00	1,330,687.38	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	1,252,551.27	0.00	1,252,551.27	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,183,903.31	48,904.04	3.69	48,907.73	0.00	0.00	12,183,899.62
B-2	SUB		$49,300,000.00	49,230,918.18	199,518.74	14.92	199,533.66	0.00	0.00	49,230,903.26
B-3	SUB		$33,764,000.00	33,716,688.06	143,200.06	10.22	143,210.28	0.00	0.00	33,716,677.84
B-4	SUB		$14,470,000.00	14,449,723.86	62,044.56	4.38	62,048.94	0.00	0.00	14,449,719.48
B-5	SUB		$13,264,000.00	13,245,413.76	58,315.75	4.01	58,319.76	0.00	0.00	13,245,409.75
B-6	SUB		$10,853,000.00	10,837,792.19	49,148.68	3.28	49,151.96	0.00	0.00	10,837,788.91
B-7	SUB		$9,647,000.00	9,633,482.10	43,687.21	2.92	43,690.13	0.00	0.00	9,633,479.18
B-8	SUB		$7,235,000.00	7,224,861.92	32,764.28	2.19	32,766.47	0.00	0.00	7,224,859.73
B-9	SUB		$16,882,000.00	16,858,344.03	76,451.49	5.11	76,456.60	0.00	0.00	16,858,338.92
B-10	SUB		$18,088,000.00	18,062,654.12	81,912.95	5.47	81,918.42	0.00	0.00	18,062,648.65
B-11	SUB		$13,269,015.79	13,250,422.50	60,089.80	4.00	60,093.80	0.01	0.00	13,250,418.49
B-X	CSTR		$0.00	0.00	171,298.71	0.00	171,298.71	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	246,130.54	0.00	246,130.54	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	219,111.26	0.00	219,111.26	0.00	0.00	100.00

Total			2,411,782,315.79	2,307,058,219.86 12,381,724.21		29,380,777.96	41,762,502.17	0.01	0.00	2,277,677,441.89

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	02/27/06	03/26/06	A-Act/360	45660LVZ9	629,654,000.00	956.584364	3.638678	12.173737	15.812415	944.410627
1-A-2	02/27/06	03/26/06	A-Act/360	45660LWA3	262,356,000.00	956.584364	4.010683	12.173737	16.184420	944.410626
1-A-3A	02/27/06	03/26/06	A-Act/360	45660LWB1	77,413,000.00	956.584364	3.735399	12.173737	15.909137	944.410627
1-A-3B	02/27/06	03/26/06	A-Act/360	45660LWC9	80,000,000.00	956.584364	3.660998	12.173737	15.834736	944.410627
2-A-1A	02/27/06	03/26/06	A-Act/360	45660LWD7	398,032,000.00	949.385830	3.611296	14.273266	17.884562	935.112564
2-A-1B	02/27/06	03/26/06	A-Act/360	45660LWE5	300,000,000.00	949.385830	3.958349	14.273266	18.231615	935.112564
2-A-2A	02/27/06	03/26/06	A-Act/360	45660LWV7	50,000,000.00	949.385830	3.662985	14.273266	17.936251	935.112564
2-A-2B	02/01/06	02/28/06	A-30/360	45660LWW5	65,846,000.00	949.385830	3.970015	14.273266	18.243281	935.112564
2-A-2C	02/27/06	03/26/06	A-Act/360	45660LWF2	175,000,000.00	949.385830	3.832819	14.273266	18.106085	935.112564
2-A-3A	02/27/06	03/26/06	A-Act/360	45660LWG0	84,508,000.00	949.385830	3.707289	14.273266	17.980555	935.112564
2-A-3B	02/27/06	03/26/06	A-Act/360	45660LWH8	90,000,000.00	949.385830	3.633448	14.273266	17.906714	935.112564
1-X	02/01/06	02/28/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	1.268018	0.000000	1.268018	0.000000
2-X	02/01/06	02/28/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	1.076643	0.000000	1.076643	0.000000
A-R	02/01/06	02/28/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	02/27/06	03/26/06	A-Act/360	45660LWJ4	12,201,000.00	998.598747	4.008199	0.000302	4.008502	998.598444
B-2	02/27/06	03/26/06	A-Act/360	45660LWK1	49,300,000.00	998.598746	4.047033	0.000303	4.047336	998.598443
B-3	02/27/06	03/26/06	A-Act/360	45660LWL9	33,764,000.00	998.598746	4.241205	0.000303	4.241508	998.598443
B-4	02/27/06	03/26/06	A-Act/360	45660LWM7	14,470,000.00	998.598746	4.287806	0.000303	4.288109	998.598444
B-5	02/27/06	03/26/06	A-Act/360	45660LWN5	13,264,000.00	998.598745	4.396543	0.000302	4.396846	998.598443
B-6	02/27/06	03/26/06	A-Act/360	45660LWP0	10,853,000.00	998.598746	4.528580	0.000302	4.528882	998.598444
B-7	02/27/06	03/26/06	A-Act/360	45660LWQ8	9,647,000.00	998.598746	4.528580	0.000303	4.528883	998.598443
B-8	02/27/06	03/26/06	A-Act/360	45660LWR6	7,235,000.00	998.598745	4.528581	0.000303	4.528883	998.598442
B-9	02/27/06	03/26/06	A-Act/360	45660LWX3	16,882,000.00	998.598746	4.528580	0.000303	4.528883	998.598443
B-10	02/27/06	03/26/06	A-Act/360	45660LWY1	18,088,000.00	998.598746	4.528580	0.000302	4.528882	998.598444
B-11	02/27/06	03/26/06	A-Act/360	45660LWZ8	13,269,015.79	998.598744	4.528580	0.000301	4.528881	998.598442
B-X	02/01/06	02/28/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.860914	0.000000	0.860914	0.000000
P-1	02/25/06	03/24/06	A-30/360	45660LYU7	100.00	1,000.000000	2,461,305.400000	0.000000 2,461,305.400000		1,000.000000
P-2	02/25/06	03/24/06	A-30/360	45660LYV5	100.00	1,000.000000	2,191,112.600000	0.000000 2,191,112.600000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	15,495,672.57	33,940,405.46	1,061,665.92	35,002,071.38	50,497,743.95	0.00	0.00	594,651,928.62
1-A-2	262,356,000.00	7,175,558.01	14,141,844.60	442,361.08	14,584,205.68	21,759,763.69	0.00	0.00	247,771,794.32
1-A-3A	77,413,000.00	1,960,282.04	4,172,813.33	130,526.84	4,303,340.17	6,263,622.21	0.00	0.00	73,109,659.83
1-A-3B	80,000,000.00	1,981,940.80	4,312,261.07	134,888.80	4,447,149.87	6,429,090.67	0.00	0.00	75,552,850.13
2-A-1A	398,032,000.00	9,740,636.66	25,372,571.20	454,704.80	25,827,276.00	35,567,912.66	0.00	0.00	372,204,724.00
2-A-1B	300,000,000.00	8,110,340.80	19,123,516.09	342,714.76	19,466,230.85	27,576,571.65	0.00	0.00	280,533,769.15
2-A-2A	50,000,000.00	1,242,681.97	3,187,252.68	57,119.13	3,244,371.81	4,487,053.78	0.00	0.00	46,755,628.19
2-A-2B	65,846,000.00	1,487,916.95	4,197,356.80	75,221.32	4,272,578.12	5,760,495.07	0.00	0.00	61,573,421.88
2-A-2C	175,000,000.00	4,568,832.88	11,155,384.41	199,916.94	11,355,301.35	15,924,134.23	0.00	0.00	163,644,698.65
2-A-3A	84,508,000.00	2,127,975.98	5,386,967.00	96,540.46	5,483,507.46	7,611,483.44	0.00	0.00	79,024,492.54
2-A-3B	90,000,000.00	2,217,200.06	5,737,054.82	102,814.43	5,839,869.25	8,057,069.31	0.00	0.00	84,160,130.75
1-X	0.00	4,695,299.68	0.00	0.00	0.00	4,695,299.68	0.00	0.00	0.00
2-X	0.00	4,186,580.16	0.00	0.00	0.00	4,186,580.16	0.00	0.00	0.00
A-R	100.00	138,549.39	82.31	17.69	100.00	138,649.39	0.00	0.00	0.00
B-1	12,201,000.00	324,228.09	0.00	17,100.38	17,100.38	341,328.47	0.00	0.00	12,183,899.62
B-2	49,300,000.00	1,323,841.65	0.00	69,096.74	69,096.74	1,392,938.39	0.00	0.00	49,230,903.26
B-3	33,764,000.00	953,737.18	0.00	47,322.16	47,322.16	1,001,059.34	0.00	0.00	33,716,677.84
B-4	14,470,000.00	413,578.87	0.00	20,280.52	20,280.52	433,859.39	0.00	0.00	14,449,719.48
B-5	13,264,000.00	389,466.51	0.00	18,590.25	18,590.25	408,056.76	0.00	0.00	13,245,409.75
B-6	10,853,000.00	328,963.75	0.00	15,211.09	15,211.09	344,174.84	0.00	0.00	10,837,788.91
B-7	9,647,000.00	283,689.88	0.00	13,520.82	13,520.82	297,210.70	0.00	0.00	9,633,479.18
B-8	7,235,000.00	200,201.84	0.00	10,140.27	10,140.27	210,342.11	0.00	0.00	7,224,859.73
B-9	16,882,000.00	467,146.84	0.00	23,661.08	23,661.08	490,807.92	0.00	0.00	16,858,338.92
B-10	18,088,000.00	500,518.43	0.00	25,351.35	25,351.35	525,869.78	0.00	0.00	18,062,648.65
B-11	13,269,015.79	367,170.88	0.00	18,597.24	18,597.24	385,768.12	0.05	0.00	13,250,418.49
B-X	0.00	415,105.20	0.00	0.00	0.00	415,105.20	0.00	0.00	0.00
P-1	100.00	994,316.12	0.00	0.00	0.00	994,316.12	0.00	0.00	100.00
P-2	100.00	689,112.74	0.00	0.00	0.00	689,112.74	0.00	0.00	100.00

Total	2,411,782,315.79	72,780,545.93	130,727,509.77	3,377,364.07	134,104,873.84	206,885,419.77	0.05	0.00	2,277,677,441.89

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	4.89063%	602,317,171.11	2,291,108.11	0.00	0.00	0.00	2,291,108.11	2,291,108.11	0.00
1-A-2	5.39063%	250,965,647.39	1,052,226.74	0.00	0.00	0.00	1,052,226.74	1,052,226.74	0.00
1-A-3A	5.02063%	74,052,065.37	289,168.46	0.00	0.00	0.00	289,168.46	289,168.46	0.00
1-A-3B	4.92063%	76,526,749.12	292,879.86	0.00	0.00	0.00	292,879.86	292,879.86	0.00
2-A-1A	4.89063%	377,885,940.56	1,437,411.36	0.00	0.00	0.00	1,437,411.36	1,437,411.36	0.00
2-A-1B	5.36063%	284,815,748.91	1,187,504.77	0.00	0.00	0.00	1,187,504.77	1,187,504.77	0.00
2-A-2A	4.96063%	47,469,291.48	183,149.24	0.00	0.00	0.00	183,149.24	183,149.24	0.00
2-A-2B	5.01800%	62,513,259.34	261,409.61	0.00	0.00	0.00	261,409.61	261,409.61	0.00
2-A-2C	5.19063%	166,142,520.18	670,743.38	0.00	0.00	0.00	670,743.38	670,743.38	0.00
2-A-3A	5.02063%	80,230,697.69	313,295.61	0.00	0.00	0.00	313,295.61	313,295.61	0.00
2-A-3B	4.92063%	85,444,724.68	327,010.35	0.00	0.00	0.00	327,010.35	327,010.35	0.00
1-X	0.00000%	0.00	1,330,687.38	0.00	0.00	0.00	1,330,687.38	1,330,687.38	0.00
2-X	0.00000%	0.00	1,252,551.27	0.00	0.00	0.00	1,252,551.27	1,252,551.27	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.16063%	12,183,903.31	48,904.04	0.00	0.00	0.00	48,904.04	48,904.04	0.00
B-2	5.21063%	49,230,918.18	199,518.74	0.00	0.00	0.00	199,518.74	199,518.74	0.00
B-3	5.46063%	33,716,688.06	143,200.06	0.00	0.00	0.00	143,200.06	143,200.06	0.00
B-4	5.52063%	14,449,723.86	62,044.56	0.00	0.00	0.00	62,044.56	62,044.56	0.00
B-5	5.66063%	13,245,413.76	58,315.75	0.00	0.00	0.00	58,315.75	58,315.75	0.00
B-6	5.83063%	10,837,792.19	49,148.68	0.00	0.00	0.00	49,148.68	49,148.68	0.00
B-7	5.83063%	9,633,482.10	43,687.21	0.00	0.00	0.00	43,687.21	43,687.21	0.00
B-8	5.83063%	7,224,861.92	32,764.28	0.00	0.00	0.00	32,764.28	32,764.28	0.00
B-9	5.83063%	16,858,344.03	76,451.49	0.00	0.00	0.00	76,451.49	76,451.49	0.00
B-10	5.83063%	18,062,654.12	81,912.95	0.00	0.00	0.00	81,912.95	81,912.95	0.00
B-11	5.83063%	13,250,422.50	60,089.80	0.00	0.00	0.00	60,089.80	60,089.80	0.00
B-X	0.00000%	0.00	171,298.71	0.00	0.00	0.00	171,298.71	171,298.71	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	246,130.54	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	219,111.26	0.00

Total		2,307,058,219.86	11,916,482.41	0.00	0.00	0.00	11,916,482.41	12,381,724.21	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Current Period Distribution - REMIC IV
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	1,330,687.38	0.00	1,330,687.38	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	1,252,551.27	0.00	1,252,551.27	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	171,298.71	0.00	171,298.71	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,754,537.36	0.00	2,754,537.36	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	02/01/06	02/28/06	A-30/360	1,049,423,000.00		956.584364	1.268018	0.000000	1.268018	944.410627
2-X-IO	02/01/06	02/28/06	A-30/360	1,163,386,000.00		949.385830	1.076643	0.000000	1.076643	935.112564
B-X-IO	02/01/06	02/28/06	A-30/360	198,973,015.00		998.598750	0.860914	0.000000	0.860914	998.598447
1-X-PO	02/01/06	02/28/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	02/01/06	02/28/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	02/01/06	02/28/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	02/01/06	02/28/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	4,695,279.08	0.00	0.00	0.00	4,695,299.68	0.00	0.00	0.00
2-X-IO	0.00	4,186,580.16	0.00	0.00	0.00	4,186,580.16	0.00	0.00	0.00
B-X-IO	0.00	415,105.18	0.00	0.00	0.00	415,105.18	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	9,296,964.42	0.00	0.00	0.00	9,296,985.02	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.59068%	1,003,861,632.99	1,330,687.38	0.00	0.00	0.00	1,330,687.38	1,330,687.38	0.00
2-X-IO	1.36085%	1,104,502,182.84	1,252,551.27	0.00	0.00	0.00	1,252,551.27	1,252,551.27	0.00
B-X-IO	1.03455%	198,694,204.03	171,298.71	0.00	0.00	0.00	171,298.71	171,298.71	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2,307,058,019.86	2,754,537.36	0.00	0.00	0.00	2,754,537.36	2,754,537.36	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	16,605,317.68	12,775,460.29	29,380,777.97
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	16,605,317.68	12,775,460.29	29,380,777.97
Interest Collections	6,239,921.00	5,831,055.91	12,070,976.91
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	219,111.26	246,130.54	465,241.80
Interest Fees	(66,658.23)	(75,238.50)	(154,494.52)
TOTAL NET INTEREST	6,392,374.03	6,001,947.95	12,381,724.20
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	22,997,691.71	18,777,408.24	41,762,502.17

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	0.00	701.71	701.71
Curtailments	(840,135.41)	(1,616,538.04)	(2,456,673.45)
Prepayments In Full	17,445,453.09	14,391,296.62	31,836,749.71
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	0.00	(701.71)	(701.71)
Realized Losses	0.00	0.00	0.00
Advanced Principal	0.00	701.71	701.71
TOTAL PRINCIPAL COLLECTED	16,605,317.68	12,775,460.29	29,380,777.97

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates
2005-AR18

March 27, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,551,576.75	6,099,420.33	12,650,997.08
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(6,196.36)	(8,126.29)	(14,322.65)
Delinquent Interest	(5,408,922.30)	(4,772,972.08)	(10,181,894.38)
Compensating Interest	6,196.36	8,126.29	14,322.65
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	5,097,266.55	4,504,607.66	9,601,874.21
TOTAL INTEREST COLLECTED	6,239,921.00	5,831,055.91	12,070,976.91

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	219,111.26	246,130.54	465,241.80
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	219,111.26	246,130.54	465,241.80

INTEREST - FEES

	Group 2	Group 1	Total
Current Servicing Fees	66,154.49	74,780.97	140,935.46
Class 1-A-3B Ambac Premium			5,952.08
Class 2-A-3B Ambac Premium			6,645.70
Trustee Fees	503.75	457.53	961.28
TOTAL INTEREST FEES	66,658.23	75,238.50	154,494.52

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
March 27, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			5,952.08
Class 2-A-3B Ambac Premium			6,645.70

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,427	4,653	7,080
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(33)	(61)	(94)
Repurchases	0	0	0
Liquidations	0	0	0
Current	2,394	4,592	6,986
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,208,992,756.37	1,098,065,263.49	2,307,058,019.86
Prefunding	0.00	0.00	0.00
Scheduled Principal	0.00	(701.71)	(701.71)
Partial Prepayments	840,135.41	1,616,538.04	2,456,673.45
Full Voluntary Prepayments	(17,445,453.09)	(14,391,296.62)	(31,836,749.71)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	1,192,387,438.69	1,085,289,803.20	2,277,677,241.89

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

March 27, 2006 Distribution
CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	6.36005%	6.52421%	6.43826%
Weighted Average Coupon Current	6.50284%	6.66560%	6.58031%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	353	354	354
Weighted Average Months to Maturity Current	352	353	352
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	353	354	354
Weighted Avg Remaining Amortization Term Current	352	353	352
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	6.51	6.27	6.40
Weighted Average Seasoning Current	7.51	7.27	7.39

Weighted Average Coupon by Groups

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Apr-04
Oct-04
Apr-05
Oct-05
Group 1
Group 2

Total Weighted Average Coupon

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Apr-04
Oct-04
Apr-05
Oct-05

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Apr-04
Oct-04
Apr-05
Oct-05
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Apr-04
Oct-04
Apr-05
Oct-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

March 27, 2006 Distribution
ARM CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88361%	3.04795%	2.96191%
Weighted Average Margin Current	2.88347%	3.04769%	2.96163%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.06521%	8.92654%	8.99914%
Weighted Average Max Rate Current	9.06706%	8.92718%	9.00048%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	1.09028%	1.10586%	1.09770%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	96.11063%	97.89989%	96.96313%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	96.11063%	97.89989%	96.96313%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	66,154.49	74,780.97	140,935.46
Delinquent Servicing Fees	311,655.75	268,364.42	580,020.17
TOTAL SERVICING FEES	377,810.24	343,145.40	720,955.64

Total Servicing Fees	377,810.24	343,145.40	720,955.64
Compensating Interest	(6,196.36)	(8,126.29)	(14,322.65)
Delinquent Servicing Fees	(311,655.75)	(268,364.42)	(580,020.17)
COLLECTED SERVICING FEES	59,958.13	66,654.69	126,612.82
Total Advaced Interest	5,097,266.55	4,504,607.66	9,601,874.21
Total Advaced Principal	0.00	701.71	701.71
Aggregate Advances with respect to this Distribution	5,097,266.55	4,505,309.37	9,602,575.92

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	6,196.36	8,126.29	14,322.65
Compensating Interest	(6,196.36)	(8,126.29)	(14,322.65)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	6.127345%	6.290137%	6.204827%

Current Deferred Interest	2,664,427.26	2,542,043.97	5,206,471.23
Cumulative Deferred Interest	2,664,427.26	2,542,043.97	5,206,471.23
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		42,424,714.28	5,239,211.69	3,705,178.50	51,369,104.47
	% Balance		1.86%	0.23%	0.16%	2.26%
	# Loans		132	15	16	163
	% # Loans		1.89%	0.21%	0.23%	2.33%

FORECLOSURE	Balance	0.00	0.00	0.00	438,496.28	438,496.28
	% Balance	0.00%	0.00%	0.00%	0.02%	0.02%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.03%	0.03%

BANKRUPTCY	Balance	1,071,980.41	0.00	0.00	239,478.40	1,311,458.81
	% Balance	0.05%	0.00%	0.00%	0.01%	0.06%
	# Loans	3	0	0	1	4
	% # Loans	0.04%	0.00%	0.00%	0.01%	0.06%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,071,980.41	42,424,714.28	5,239,211.69	4,383,153.18	53,119,059.56
	% Balance	0.05%	1.86%	0.23%	0.19%	2.33%
	# Loans	3	132	15	19	169
	% # Loans	0.04%	1.89%	0.21%	0.27%	2.42%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		21,107,341.96	2,425,787.84	2,191,085.06	25,724,214.86
	% Balance		1.94%	0.22%	0.20%	2.37%
	# Loans		90	10	13	113
	% # Loans		1.96%	0.22%	0.28%	2.46%

FORECLOSURE	Balance	0.00	0.00	0.00	438,496.28	438,496.28
	% Balance	0.00%	0.00%	0.00%	0.04%	0.04%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.04%	0.04%

BANKRUPTCY	Balance	464,435.32	0.00	0.00	239,478.40	703,913.72
	% Balance	0.04%	0.00%	0.00%	0.02%	0.06%
	# Loans	2	0	0	1	3
	% # Loans	0.04%	0.00%	0.00%	0.02%	0.07%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	464,435.32	21,107,341.96	2,425,787.84	2,869,059.74	26,866,624.86
	% Balance	0.04%	1.94%	0.22%	0.26%	2.48%
	# Loans	2	90	10	16	118
	% # Loans	0.04%	1.96%	0.22%	0.35%	2.57%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		21,317,372.32	2,813,423.85	1,514,093.44	25,644,889.61
	% Balance		1.79%	0.24%	0.13%	2.15%
	# Loans		42	5	3	50
	% # Loans		1.75%	0.21%	0.13%	2.09%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	607,545.09	0.00	0.00	0.00	607,545.09
	% Balance	0.05%	0.00%	0.00%	0.00%	0.05%
	# Loans	1	0	0	0	1
	% # Loans	0.04%	0.00%	0.00%	0.00%	0.04%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	607,545.09	21,317,372.32	2,813,423.85	1,514,093.44	26,252,434.70
	% Balance	0.05%	1.79%	0.24%	0.13%	2.20%
	# Loans	1	42	5	3	51
	% # Loans	0.04%	1.75%	0.21%	0.13%	2.13%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
March 27, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
March 27, 2006 Distribution
Foreclosure Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became Foreclosure Property this Period:
121773192 1	335,000.00	337,721.40	01-Sep-2005	6.668%	MA - 56.30%	360	01-Oct-2005
TOTAL	335,000.00	337,721.40
Became Foreclosure Property in a Prior Period:
121670781 1	100,000.00	100,774.88	01-Sep-2005	7.068%	CA - 35.46%	360	01-Oct-2005
TOTAL	100,000.00	100,774.88

TOTAL	435,000.00	438,496.28

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	33	61	94
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	33	61	94
Curtailments Amount	(840,135.41)	(1,616,538.04)	(2,456,673.45)
Paid in Full Balance	17,445,453.09	14,391,296.62	31,836,749.71
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	16,605,317.68	12,774,758.58	29,380,076.26

Cumulative

Number of Paid in Full Loans	159	282	441
Number of Repurchased Loans	2	5	7
Total Number of Loans Prepaid in Full	161	287	448
Paid in Full Balance	83,785,729.49	66,288,875.80	150,074,605.29
Repurchased Loans Balance	1,011,000.00	1,378,277.41	2,389,277.41
Curtailments Amount	(9,625,626.49)	(9,721,469.03)	(19,347,095.52)
Total Prepayment Amount	75,171,103.00	57,945,684.18	133,116,787.18

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
March 27, 2006 Distribution
VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	1.37%	1.16%	1.27%
3 Months Avg SMM	1.00%	0.99%	0.99%
12 Months Avg SMM	1.01%	0.86%	0.94%
Avg SMM Since Cut-off	1.01%	0.86%	0.94%
CPR	15.29%	13.10%	14.26%
3 Months Avg CPR	11.32%	11.27%	11.30%
12 Months Avg CPR	11.51%	9.88%	10.74%
Avg CPR Since Cut-off	11.51%	9.88%	10.74%
PSA	1,018.21%	901.13%	963.88%
3 Months Avg PSA Approximation	869.55%	898.63%	883.13%
12 Months Avg PSA Approximation	1,148.48%	1,034.91%	1,096.27%
Avg PSA Since Cut-off Approximation	1,148.48%	1,034.91%	1,096.27%

CPR by Groups

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Apr-04
Oct-04
Apr-05
Oct-05
Group 1
Group 2

Total CPR

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Apr-04
Oct-04
Apr-05
Oct-05

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-04
Oct-04
Apr-05
Oct-05
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-04
Oct-04
Apr-05
Oct-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
March 27, 2006 Distribution

CPR Avg since Cut-Off by Groups

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Apr-04
Oct-04
Apr-05
Oct-05
Group 1
Group 2

Total CPR Avg since Cut-Off

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Apr-04
Oct-04
Apr-05
Oct-05

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-04
Oct-04
Apr-05
Oct-05
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-04
Oct-04
Apr-05
Oct-05

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidations )/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments, liquidations, and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

March 27, 2006 Distribution
Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121270245	1		211,600.00	213,477.08	28-Feb-2006	6.618%	CA - 74.90%	Paid Off - 360	01-Aug-2005
121298733	1		260,000.00	261,951.68	08-Mar-2006	6.768%	MA - 80.00%	Paid Off - 360	01-Jul-2005
121339882	1		288,750.00	291,384.78	08-Mar-2006	6.668%	VA - 75.00%	Paid Off - 360	01-Aug-2005
121343137	1		254,000.00	255,553.11	07-Mar-2006	6.618%	MA - 67.73%	Paid Off - 360	01-Aug-2005
121347502	1		315,300.00	313,480.36	01-Mar-2006	5.868%	CA - 72.48%	Paid Off - 360	01-Aug-2005
121372652	1		236,250.00	238,507.87	16-Feb-2006	7.068%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121373619	1		262,500.00	265,234.93	24-Feb-2006	6.968%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121397275	1		350,904.00	351,578.85	03-Mar-2006	6.668%	FL - 68.94%	Paid Off - 360	01-Sep-2005
121402133	2		410,000.00	412,465.51	02-Mar-2006	6.318%	NJ - 63.08%	Paid Off - 360	01-Sep-2005
121403381	1		219,900.00	220,124.77	03-Mar-2006	6.368%	VA - 44.89%	Paid Off - 360	01-Jul-2005
121421523	1		208,000.00	209,304.97	16-Feb-2006	6.218%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121423526	1		213,600.00	216,393.47	01-Mar-2006	7.000%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121444399	2		427,000.00	429,567.71	15-Mar-2006	6.318%	CA - 74.26%	Paid Off - 360	01-Sep-2005
121457357	2		975,000.00	978,024.89	03-Mar-2006	5.918%	CA - 65.00%	Paid Off - 360	01-Sep-2005
121462633	2		489,600.00	493,818.95	02-Mar-2006	6.568%	MI - 68.00%	Paid Off - 360	01-Aug-2005
121464868	1		299,900.00	298,539.47	01-Mar-2006	6.868%	NJ - 71.42%	Paid Off - 360	01-Sep-2005
121475143	1		232,000.00	234,352.60	24-Feb-2006	6.868%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121482059	1		140,000.00	141,277.42	07-Mar-2006	6.668%	CA - 75.68%	Paid Off - 360	01-Aug-2005
121483159	1		234,600.00	234,286.00	16-Feb-2006	6.768%	FL - 79.53%	Paid Off - 360	01-Sep-2005
121483325	1		112,000.00	113,004.04	13-Mar-2006	7.018%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121483380	2		517,500.00	522,616.25	10-Mar-2006	6.818%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121484356	1		337,500.00	336,823.15	01-Mar-2006	6.668%	AZ - 75.00%	Paid Off - 360	01-Aug-2005
121490400	2		366,400.00	369,557.31	24-Feb-2006	6.568%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121496844	1		313,600.00	310,819.00	01-Mar-2006	7.018%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121503696	1		292,548.00	295,751.88	03-Mar-2006	7.068%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121505509	1		188,000.00	189,790.06	10-Mar-2006	6.500%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121509001	2		500,000.00	503,928.11	06-Mar-2006	6.418%	CA - 78.74%	Paid Off - 360	01-Aug-2005
121511022	1		142,000.00	143,367.79	24-Feb-2006	6.768%	AZ - 74.35%	Paid Off - 360	01-Aug-2005
121512606	1		279,200.00	279,175.07	03-Mar-2006	6.768%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121516053	1		202,500.00	204,272.66	01-Mar-2006	6.968%	CT - 75.00%	Paid Off - 360	01-Sep-2005
121516912	2		388,000.00	391,408.90	16-Feb-2006	6.375%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121518677	1		280,000.00	282,554.91	03-Mar-2006	6.668%	CA - 74.67%	Paid Off - 360	01-Aug-2005
121520490	2		492,000.00	496,239.61	08-Mar-2006	6.568%	CA - 67.40%	Paid Off - 360	01-Aug-2005
121526481	2		500,000.00	504,308.57	10-Mar-2006	6.568%	FL - 78.98%	Paid Off - 360	01-Aug-2005
121529344	1		176,250.00	174,695.03	28-Feb-2006	6.218%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121531970	2		487,500.00	492,313.84	01-Mar-2006	6.868%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121532699	1		221,700.00	219,623.22	27-Feb-2006	6.768%	FL - 73.41%	Paid Off - 360	01-Aug-2005
121533915	1		228,750.00	230,278.30	03-Mar-2006	6.668%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121534899	2		706,300.00	709,506.74	02-Mar-2006	5.968%	CA - 67.27%	Paid Off - 360	01-Sep-2005
121544664	2		385,000.00	384,486.82	14-Mar-2006	6.418%	NJ - 70.00%	Paid Off - 360	01-Aug-2005
121549370	1		351,920.00	354,351.77	02-Mar-2006	6.518%	CA - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

March 27, 2006 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121552986	1		146,400.00	146,991.30	02-Mar-2006	6.168%	CO - 80.00%	Paid Off - 360	01-Aug-2005
121562557	1		264,000.00	266,937.05	02-Mar-2006	6.750%	CA - 78.81%	Paid Off - 360	01-Jul-2005
121568907	1		269,000.00	271,241.18	03-Mar-2006	6.868%	CA - 72.70%	Paid Off - 360	01-Sep-2005
121570672	1		275,000.00	275,872.68	22-Feb-2006	6.168%	MD - 69.62%	Paid Off - 360	01-Sep-2005
121579859	2		500,000.00	502,331.25	09-Mar-2006	6.018%	CA - 76.92%	Paid Off - 360	01-Sep-2005
121580998	1		281,250.00	283,174.12	23-Feb-2006	7.118%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121581712	1		95,000.00	95,818.61	16-Feb-2006	6.568%	FL - 26.76%	Paid Off - 360	01-Aug-2005
121582611	2		551,500.00	555,044.03	10-Mar-2006	6.418%	CA - 72.85%	Paid Off - 360	01-Sep-2005
121588442	1		268,400.00	266,504.54	01-Mar-2006	6.868%	PA - 80.00%	Paid Off - 360	01-Sep-2005
121588505	1		308,000.00	310,806.97	02-Mar-2006	6.668%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121590418	1		80,000.00	79,728.39	23-Feb-2006	6.768%	FL - 66.12%	Paid Off - 360	01-Aug-2005
121591964	1		250,000.00	251,872.07	28-Feb-2006	6.668%	CA - 46.30%	Paid Off - 360	01-Sep-2005
121597797	1		198,500.00	198,109.90	16-Feb-2006	6.818%	CO - 79.98%	Paid Off - 360	01-Aug-2005
121599551	1		317,600.00	317,090.27	02-Mar-2006	6.618%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121610932	2		370,025.00	368,639.89	17-Feb-2006	6.368%	CA - 95.00%	Paid Off - 360	01-Sep-2005
121611188	1		155,000.00	156,014.47	16-Feb-2006	6.668%	NV - 49.52%	Paid Off - 360	01-Aug-2005
121619768	1		324,000.00	323,769.06	28-Feb-2006	6.018%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121625173	1		138,000.00	137,994.40	03-Mar-2006	6.668%	NV - 54.33%	Paid Off - 360	01-Aug-2005
121627008	2		416,000.00	419,466.06	14-Mar-2006	6.868%	CA - 74.29%	Paid Off - 360	01-Sep-2005
121627301	2		408,000.00	413,239.64	03-Mar-2006	7.625%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121627308	1		356,250.00	158,123.28	23-Feb-2006	6.125%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121639546	2		650,000.00	651,238.28	22-Feb-2006	6.500%	CA - 67.36%	Paid Off - 360	01-Aug-2005
121644396	1		135,000.00	134,884.14	16-Feb-2006	6.418%	CA - 32.14%	Paid Off - 360	01-Aug-2005
121652387	1		236,000.00	237,647.66	28-Feb-2006	6.668%	VA - 59.00%	Paid Off - 360	01-Sep-2005
121660717	1		173,250.00	174,766.61	08-Mar-2006	6.968%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121664449	1		99,000.00	99,233.40	23-Feb-2006	6.668%	CA - 52.11%	Paid Off - 360	01-Sep-2005
121666735	1		208,000.00	207,890.88	07-Mar-2006	6.618%	MA - 80.00%	Paid Off - 360	01-Oct-2005
121667930	2		375,000.00	377,650.02	28-Feb-2006	6.568%	CA - 60.00%	Paid Off - 360	01-Sep-2005
121668110	2		1,500,000.00	1,513,353.01	09-Mar-2006	6.625%	CA - 53.57%	Paid Off - 360	01-Aug-2005
121672636	1		421,000.00	422,049.58	02-Mar-2006	6.468%	HI - 78.69%	Paid Off - 360	01-Oct-2005
121675454	2		421,600.00	424,845.98	28-Feb-2006	6.718%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121680108	1		94,400.00	94,162.67	22-Feb-2006	6.768%	FL - 66.25%	Paid Off - 360	01-Oct-2005
121684533	1		325,000.00	327,776.42	07-Mar-2006	6.918%	NY - 67.01%	Paid Off - 360	01-Sep-2005
121688757	2		437,600.00	440,415.82	21-Feb-2006	6.418%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121692300	2		420,000.00	422,083.57	16-Feb-2006	6.068%	CA - 60.00%	Paid Off - 360	01-Sep-2005
121693193	2		398,000.00	398,957.45	14-Mar-2006	6.493%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121713207	1		225,750.00	227,191.69	21-Feb-2006	6.968%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121713703	1		208,538.00	209,493.92	03-Mar-2006	6.468%	FL - 95.00%	Paid Off - 360	01-Sep-2005
121718304	1		304,000.00	302,602.39	15-Mar-2006	6.868%	CA - 70.70%	Paid Off - 360	01-Sep-2005
121724304	2		720,000.00	724,794.31	08-Mar-2006	6.625%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121762602	1		353,500.00	354,443.40	08-Mar-2006	6.668%	MA - 79.80%	Paid Off - 360	01-Oct-2005
121769662	2		372,000.00	374,472.05	09-Mar-2006	6.468%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121775564	2		540,430.00	544,651.21	01-Mar-2006	7.125%	VA - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

March 27, 2006 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121778032	1		131,200.00	131,850.88	22-Feb-2006	6.068%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121785091	1		248,000.00	249,801.70	13-Mar-2006	7.118%	IL - 80.00%	Paid Off - 360	01-Oct-2005
121809084	2		650,000.00	658,298.11	27-Feb-2006	7.118%	FL - 70.27%	Paid Off - 360	01-Aug-2005
121809087	1		252,000.00	253,421.38	21-Feb-2006	6.958%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121828460	2		640,000.00	639,730.03	07-Mar-2006	6.375%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121834533	2		404,000.00	406,051.99	07-Mar-2006	6.468%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121834913	2		550,000.00	527,239.29	06-Mar-2006	6.168%	CA - 68.75%	Paid Off - 360	01-Oct-2005
121866641	2		393,000.00	394,707.89	06-Mar-2006	6.718%	CA - 60.00%	Paid Off - 360	01-Oct-2005
121877813	1		191,200.00	192,299.68	07-Mar-2006	6.668%	CT - 80.00%	Paid Off - 360	01-Oct-2005
121895856	1		350,000.00	351,777.69	24-Feb-2006	6.468%	CA - 30.44%	Paid Off - 360	01-Oct-2005

TOTAL			31,896,965.00	31,836,749.71

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
March 27, 2006 Distribution
Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total

Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
March 27, 2006 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Apr-04
Oct-04
Apr-05
Oct-05
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Apr-04
Oct-04
Apr-05
Oct-05

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Apr-04
Oct-04
Apr-05
Oct-05
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Apr-04
Oct-04
Apr-05
Oct-05

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and do not include realized gains, or additional realized losses/gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
March 27, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
March 27, 2006 Distribution
Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	91.357221%	91.420944%	91.387551%
Next Senior Percentage	91.236861%	91.319962%	91.276457%
Current Subordinate Percentage	8.642779%	8.579056%	8.612449%
Next Subordinate Percentage	8.763139%	8.680038%	8.723543%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

March 27, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 1 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 2 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 3 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 4 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 5 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 6 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 7 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 8 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 9 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		19
		9. Prepayment Detail Report		22
		10. Realized Loss Report		26
		11. Realized Loss Detail Report		29
		12. Triggers and Adj. Cert. Report		30
		13. Other Related Information		31

		Total Number of Pages		31

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	April 25, 2006	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	March 31, 2006	Factor Information:		(800) 735-7777
	April 24, 2006	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	594,651,928.62	2,456,503.32	12,136,814.90	14,593,318.22	0.00	0.00	582,515,113.72
1-A-2	FLT		$262,356,000.00	247,771,794.32	1,123,340.67	5,057,009.42	6,180,350.09	0.00	0.00	242,714,784.90
1-A-3A	FLT		$77,413,000.00	73,109,659.83	309,671.74	1,492,164.35	1,801,836.09	0.00	0.00	71,617,495.48
1-A-3B	FLT		$80,000,000.00	75,552,850.13	313,934.20	1,542,029.73	1,855,963.93	0.00	0.00	74,010,820.40
2-A-1A	FLT		$398,032,000.00	372,204,724.00	1,537,575.34	8,600,975.22	10,138,550.56	0.00	0.00	363,603,748.78
2-A-1B	FLT		$300,000,000.00	280,533,769.15	1,265,096.41	6,482,625.94	7,747,722.35	0.00	0.00	274,051,143.21
2-A-2A	FLT		$50,000,000.00	46,755,628.19	195,783.70	1,080,437.66	1,276,221.36	0.00	0.00	45,675,190.53
2-A-2B	FLT		$65,846,000.00	61,573,421.88	264,303.91	1,422,849.96	1,687,153.87	0.00	0.00	60,150,571.92
2-A-2C	FLT		$175,000,000.00	163,644,698.65	715,562.67	3,781,531.80	4,497,094.47	0.00	0.00	159,863,166.85
2-A-3A	FLT		$84,508,000.00	79,024,492.54	334,725.29	1,826,112.51	2,160,837.80	0.00	0.00	77,198,380.03
2-A-3B	FLT		$90,000,000.00	84,160,130.75	349,698.83	1,944,787.78	2,294,486.61	0.00	0.00	82,215,342.97
1-X	CSTR		$0.00	0.00	1,093,349.44	0.00	1,093,349.44	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	1,005,197.08	0.00	1,005,197.08	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,183,899.62	52,981.61	8,058.09	61,039.70	0.00	0.00	12,175,841.53
B-2	SUB		$49,300,000.00	49,230,903.26	216,063.18	32,559.95	248,623.13	0.00	0.00	49,198,343.31
B-3	SUB		$33,764,000.00	33,716,677.84	154,764.96	22,299.27	177,064.23	0.00	0.00	33,694,378.57
B-4	SUB		$14,470,000.00	14,449,719.48	67,024.93	9,556.64	76,581.57	0.00	0.00	14,440,162.84
B-5	SUB		$13,264,000.00	13,245,409.75	62,932.54	8,760.15	71,692.69	0.00	0.00	13,236,649.60
B-6	SUB		$10,853,000.00	10,837,788.91	52,977.45	7,167.81	60,145.26	0.00	0.00	10,830,621.10
B-7	SUB		$9,647,000.00	9,633,479.18	47,090.53	6,371.32	53,461.85	0.00	0.00	9,627,107.86
B-8	SUB		$7,235,000.00	7,224,859.73	35,316.67	4,778.32	40,094.99	0.00	0.00	7,220,081.41
B-9	SUB		$16,882,000.00	16,858,338.92	82,407.20	11,149.64	93,556.84	0.00	0.00	16,847,189.28
B-10	SUB		$18,088,000.00	18,062,648.65	88,294.13	11,946.13	100,240.26	0.00	0.00	18,050,702.52
B-11	SUB		$13,269,015.79	13,250,418.49	64,770.91	8,763.46	73,534.37	0.00	0.00	13,241,655.03
B-X	CSTR		$0.00	0.00	124,466.70	0.00	124,466.70	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	383,504.74	0.00	383,504.74	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	296,589.05	0.00	296,589.05	0.00	0.00	100.00

Total			2,411,782,315.79	2,277,677,441.89 12,693,927.20		45,498,750.05	58,192,677.25	0.00	0.00	2,232,178,691.84

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	03/27/06	04/24/06	A-Act/360	45660LVZ9	629,654,000.00	944.410627	3.901354	19.275372	23.176726	925.135255
1-A-2	03/27/06	04/24/06	A-Act/360	45660LWA3	262,356,000.00	944.410626	4.281742	19.275372	23.557114	925.135255
1-A-3A	03/27/06	04/24/06	A-Act/360	45660LWB1	77,413,000.00	944.410627	4.000255	19.275372	23.275627	925.135255
1-A-3B	03/27/06	04/24/06	A-Act/360	45660LWC9	80,000,000.00	944.410627	3.924178	19.275372	23.199549	925.135255
2-A-1A	03/27/06	04/24/06	A-Act/360	45660LWD7	398,032,000.00	935.112564	3.862944	21.608753	25.471697	913.503811
2-A-1B	03/27/06	04/24/06	A-Act/360	45660LWE5	300,000,000.00	935.112564	4.216988	21.608753	25.825741	913.503811
2-A-2A	03/27/06	04/24/06	A-Act/360	45660LWV7	50,000,000.00	935.112564	3.915674	21.608753	25.524427	913.503811
2-A-2B	03/01/06	03/30/06	A-30/360	45660LWW5	65,846,000.00	935.112564	4.013971	21.608753	25.622724	913.503811
2-A-2C	03/27/06	04/24/06	A-Act/360	45660LWF2	175,000,000.00	935.112564	4.088930	21.608753	25.697683	913.503811
2-A-3A	03/27/06	04/24/06	A-Act/360	45660LWG0	84,508,000.00	935.112564	3.960871	21.608753	25.569624	913.503811
2-A-3B	03/27/06	04/24/06	A-Act/360	45660LWH8	90,000,000.00	935.112564	3.885543	21.608753	25.494296	913.503811
1-X	03/01/06	03/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	1.041858	0.000000	1.041858	0.000000
2-X	03/01/06	03/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.864027	0.000000	0.864027	0.000000
A-R	03/01/06	03/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	03/27/06	04/24/06	A-Act/360	45660LWJ4	12,201,000.00	998.598444	4.342399	0.660445	5.002844	997.937999
B-2	03/27/06	04/24/06	A-Act/360	45660LWK1	49,300,000.00	998.598443	4.382620	0.660445	5.043066	997.937998
B-3	03/27/06	04/24/06	A-Act/360	45660LWL9	33,764,000.00	998.598443	4.583727	0.660445	5.244172	997.937998
B-4	03/27/06	04/24/06	A-Act/360	45660LWM7	14,470,000.00	998.598444	4.631992	0.660445	5.292437	997.937999
B-5	03/27/06	04/24/06	A-Act/360	45660LWN5	13,264,000.00	998.598443	4.744612	0.660446	5.405058	997.937998
B-6	03/27/06	04/24/06	A-Act/360	45660LWP0	10,853,000.00	998.598444	4.881365	0.660445	5.541810	997.937999
B-7	03/27/06	04/24/06	A-Act/360	45660LWQ8	9,647,000.00	998.598443	4.881365	0.660446	5.541811	997.937997
B-8	03/27/06	04/24/06	A-Act/360	45660LWR6	7,235,000.00	998.598442	4.881364	0.660445	5.541809	997.937997
B-9	03/27/06	04/24/06	A-Act/360	45660LWX3	16,882,000.00	998.598443	4.881365	0.660445	5.541810	997.937998
B-10	03/27/06	04/24/06	A-Act/360	45660LWY1	18,088,000.00	998.598444	4.881365	0.660445	5.541810	997.937999
B-11	03/27/06	04/24/06	A-Act/360	45660LWZ8	13,269,015.79	998.598442	4.881365	0.660445	5.541810	997.937996
B-X	03/01/06	03/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.625546	0.000000	0.625546	0.000000
P-1	03/25/06	04/24/06	A-30/360	45660LYU7	100.00	1,000.000000	3,835,047.400000	0.000000 3,835,047.400000		1,000.000000
P-2	03/25/06	04/24/06	A-30/360	45660LYV5	100.00	1,000.000000	2,965,890.500000	0.000000 2,965,890.500000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Sheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	17,952,175.89	45,972,432.85	1,166,453.43	47,138,886.28	65,091,062.17	0.00	0.00	582,515,113.72
1-A-2	262,356,000.00	8,298,898.68	19,155,192.53	486,022.57	19,641,215.10	27,940,113.78	0.00	0.00	242,714,784.90
1-A-3A	77,413,000.00	2,269,953.78	5,652,094.55	143,409.97	5,795,504.52	8,065,458.30	0.00	0.00	71,617,495.48
1-A-3B	80,000,000.00	2,295,875.00	5,840,977.14	148,202.47	5,989,179.60	8,285,054.60	0.00	0.00	74,010,820.40
2-A-1A	398,032,000.00	11,278,212.00	33,564,581.00	863,670.22	34,428,251.22	45,706,463.22	0.00	0.00	363,603,748.78
2-A-1B	300,000,000.00	9,375,437.21	25,297,901.43	650,955.36	25,948,856.79	35,324,294.00	0.00	0.00	274,051,143.21
2-A-2A	50,000,000.00	1,438,465.67	4,216,316.91	108,492.56	4,324,809.47	5,763,275.14	0.00	0.00	45,675,190.53
2-A-2B	65,846,000.00	1,752,220.86	5,552,552.06	142,876.02	5,695,428.08	7,447,648.94	0.00	0.00	60,150,571.92
2-A-2C	175,000,000.00	5,284,395.55	14,757,109.19	379,723.96	15,136,833.15	20,421,228.70	0.00	0.00	159,863,166.85
2-A-3A	84,508,000.00	2,462,701.27	7,126,250.18	183,369.79	7,309,619.97	9,772,321.24	0.00	0.00	77,198,380.03
2-A-3B	90,000,000.00	2,566,898.89	7,589,370.42	195,286.61	7,784,657.03	10,351,555.92	0.00	0.00	82,215,342.97
1-X	0.00	5,788,649.12	0.00	0.00	0.00	5,788,649.12	0.00	0.00	0.00
2-X	0.00	5,191,777.24	0.00	0.00	0.00	5,191,777.24	0.00	0.00	0.00
A-R	100.00	138,549.39	82.31	17.69	100.00	138,649.39	0.00	0.00	0.00
B-1	12,201,000.00	377,209.70	0.00	25,158.47	25,158.47	402,368.17	0.00	0.00	12,175,841.53
B-2	49,300,000.00	1,539,904.83	0.00	101,656.69	101,656.69	1,641,561.52	0.00	0.00	49,198,343.31
B-3	33,764,000.00	1,108,502.14	0.00	69,621.43	69,621.43	1,178,123.57	0.00	0.00	33,694,378.57
B-4	14,470,000.00	480,603.80	0.00	29,837.16	29,837.16	510,440.96	0.00	0.00	14,440,162.84
B-5	13,264,000.00	452,399.05	0.00	27,350.40	27,350.40	479,749.45	0.00	0.00	13,236,649.60
B-6	10,853,000.00	381,941.20	0.00	22,378.90	22,378.90	404,320.10	0.00	0.00	10,830,621.10
B-7	9,647,000.00	330,780.41	0.00	19,892.14	19,892.14	350,672.55	0.00	0.00	9,627,107.86
B-8	7,235,000.00	235,518.51	0.00	14,918.59	14,918.59	250,437.10	0.00	0.00	7,220,081.41
B-9	16,882,000.00	549,554.04	0.00	34,810.72	34,810.72	584,364.76	0.00	0.00	16,847,189.28
B-10	18,088,000.00	588,812.56	0.00	37,297.48	37,297.48	626,110.04	0.00	0.00	18,050,702.52
B-11	13,269,015.79	431,941.79	0.00	27,360.70	27,360.70	459,302.49	0.05	0.00	13,241,655.03
B-X	0.00	539,571.90	0.00	0.00	0.00	539,571.90	0.00	0.00	0.00
P-1	100.00	1,377,820.86	0.00	0.00	0.00	1,377,820.86	0.00	0.00	100.00
P-2	100.00	985,701.79	0.00	0.00	0.00	985,701.79	0.00	0.00	100.00

Total	2,411,782,315.79	85,474,473.13	174,724,860.57	4,878,763.33	179,603,623.89	265,078,097.02	0.05	0.00	2,232,178,691.84

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.12813%	594,651,928.62	2,456,503.32	0.00	0.00	0.00	2,456,503.32	2,456,503.32	0.00
1-A-2	5.62813%	247,771,794.32	1,123,340.67	0.00	0.00	0.00	1,123,340.67	1,123,340.67	0.00
1-A-3A	5.25813%	73,109,659.83	309,671.74	0.00	0.00	0.00	309,671.74	309,671.74	0.00
1-A-3B	5.15813%	75,552,850.13	313,934.20	0.00	0.00	0.00	313,934.20	313,934.20	0.00
2-A-1A	5.12813%	372,204,724.00	1,537,575.34	0.00	0.00	0.00	1,537,575.34	1,537,575.34	0.00
2-A-1B	5.59813%	280,533,769.15	1,265,096.41	0.00	0.00	0.00	1,265,096.41	1,265,096.41	0.00
2-A-2A	5.19813%	46,755,628.19	195,783.70	0.00	0.00	0.00	195,783.70	195,783.70	0.00
2-A-2B	5.15100%	61,573,421.88	264,303.91	0.00	0.00	0.00	264,303.91	264,303.91	0.00
2-A-2C	5.42813%	163,644,698.65	715,562.67	0.00	0.00	0.00	715,562.67	715,562.67	0.00
2-A-3A	5.25813%	79,024,492.54	334,725.29	0.00	0.00	0.00	334,725.29	334,725.29	0.00
2-A-3B	5.15813%	84,160,130.75	349,698.83	0.00	0.00	0.00	349,698.83	349,698.83	0.00
1-X	0.00000%	0.00	1,093,349.44	0.00	0.00	0.00	1,093,349.44	1,093,349.44	0.00
2-X	0.00000%	0.00	1,005,197.08	0.00	0.00	0.00	1,005,197.08	1,005,197.08	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.39813%	12,183,899.62	52,981.61	0.00	0.00	0.00	52,981.61	52,981.61	0.00
B-2	5.44813%	49,230,903.26	216,063.18	0.00	0.00	0.00	216,063.18	216,063.18	0.00
B-3	5.69813%	33,716,677.84	154,764.96	0.00	0.00	0.00	154,764.96	154,764.96	0.00
B-4	5.75813%	14,449,719.48	67,024.93	0.00	0.00	0.00	67,024.93	67,024.93	0.00
B-5	5.89813%	13,245,409.75	62,932.54	0.00	0.00	0.00	62,932.54	62,932.54	0.00
B-6	6.06813%	10,837,788.91	52,977.45	0.00	0.00	0.00	52,977.45	52,977.45	0.00
B-7	6.06813%	9,633,479.18	47,090.53	0.00	0.00	0.00	47,090.53	47,090.53	0.00
B-8	6.06813%	7,224,859.73	35,316.67	0.00	0.00	0.00	35,316.67	35,316.67	0.00
B-9	6.06813%	16,858,338.92	82,407.20	0.00	0.00	0.00	82,407.20	82,407.20	0.00
B-10	6.06813%	18,062,648.65	88,294.13	0.00	0.00	0.00	88,294.13	88,294.13	0.00
B-11	6.06813%	13,250,418.49	64,770.91	0.00	0.00	0.00	64,770.91	64,770.91	0.00
B-X	0.00000%	0.00	124,466.70	0.00	0.00	0.00	124,466.70	124,466.70	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	383,504.74	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	296,589.05	0.00

Total		2,277,677,441.89	12,013,833.41	0.00	0.00	0.00	12,013,833.41	12,693,927.20	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Current Period Distribution - REMIC IV
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	1,093,349.44	0.00	1,093,349.44	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	1,005,197.08	0.00	1,005,197.08	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	124,466.70	0.00	124,466.70	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,223,013.22	0.00	2,223,013.22	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	03/01/06	03/30/06	A-30/360	1,049,423,000.00		944.410627	1.041858	0.000000	1.041858	925.135255
2-X-IO	03/01/06	03/30/06	A-30/360	1,163,386,000.00		935.112564	0.864027	0.000000	0.864027	913.503811
B-X-IO	03/01/06	03/30/06	A-30/360	198,973,015.00		998.598447	0.625546	0.000000	0.625546	997.938002
1-X-PO	03/01/06	03/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	03/01/06	03/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	03/01/06	03/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	03/01/06	03/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	5,788,628.52	0.00	0.00	0.00	5,788,649.12	0.00	0.00	0.00
2-X-IO	0.00	5,191,777.24	0.00	0.00	0.00	5,191,777.24	0.00	0.00	0.00
B-X-IO	0.00	539,571.88	0.00	0.00	0.00	539,571.88	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	11,519,977.64	0.00	0.00	0.00	11,519,998.24	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.32382%	991,086,232.90	1,093,349.44	0.00	0.00	0.00	1,093,349.44	1,093,349.44	0.00
2-X-IO	1.10878%	1,087,896,865.16	1,005,197.08	0.00	0.00	0.00	1,005,197.08	1,005,197.08	0.00
B-X-IO	0.75171%	198,694,143.83	124,466.70	0.00	0.00	0.00	124,466.70	124,466.70	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2,277,677,241.89	2,223,013.22	0.00	0.00	0.00	2,223,013.22	2,223,013.22	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	25,254,131.42	20,244,618.63	45,498,750.05
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	25,254,131.42	20,244,618.63	45,498,750.05
Interest Collections	6,309,912.31	5,905,470.28	12,215,382.59
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	296,589.05	383,504.74	680,093.79
Interest Fees	(90,142.39)	(98,541.02)	(201,549.18)
TOTAL NET INTEREST	6,516,358.97	6,190,434.00	12,693,927.20
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	31,770,490.39	26,435,052.63	58,192,677.25

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,425.08	1,440.78	3,865.86
Curtailments	(1,781,581.43)	(1,511,461.86)	(3,293,043.29)
Prepayments In Full	25,725,559.62	21,564,834.47	47,290,394.09
Repurchased/Substitutions	1,307,728.15	189,805.24	1,497,533.39
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,425.08)	(1,369.38)	(3,794.46)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,425.08	1,369.38	3,794.46
TOTAL PRINCIPAL COLLECTED	25,254,131.42	20,244,618.63	45,498,750.05

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates
2005-AR18

April 25, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,585,203.21	6,145,387.79	12,730,591.00
Repurchased/Substitution Interest	7,684.61	1,146.74	8,831.35
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(18,137.86)	(12,491.40)	(30,629.26)
Delinquent Interest	(5,009,972.64)	(4,372,099.68)	(9,382,072.32)
Compensating Interest	18,137.86	12,491.40	30,629.27
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,726,997.13	4,131,035.43	8,858,032.56
TOTAL INTEREST COLLECTED	6,309,912.31	5,905,470.28	12,215,382.59

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	296,589.05	383,504.74	680,093.79
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	296,589.05	383,504.74	680,093.79

INTEREST - FEES

	Group 2	Group 1	Total
Current Servicing Fees	89,645.56	98,088.82	187,734.38
Class 1-A-3B Ambac Premium			6,086.20
Class 2-A-3B Ambac Premium			6,779.57
Trustee Fees	496.83	452.20	949.03
TOTAL INTEREST FEES	90,142.39	98,541.02	201,549.18

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
April 25, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			6,086.20
Class 2-A-3B Ambac Premium			6,779.57

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,394	4,592	6,986
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(50)	(95)	(145)
Repurchases	(2)	(1)	(3)
Liquidations	0	0	0
Current	2,342	4,496	6,838
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,192,387,438.69	1,085,289,803.20	2,277,677,241.89
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,425.08)	(1,440.78)	(3,865.86)
Partial Prepayments	1,781,581.43	1,511,461.86	3,293,043.29
Full Voluntary Prepayments	(25,725,559.62)	(21,564,834.47)	(47,290,394.09)
Repurchases	(1,307,728.15)	(189,805.24)	(1,497,533.39)
Liquidations	0.00	0.00	0.00
Current	1,167,133,307.27	1,065,045,184.57	2,232,178,491.84

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

April 25, 2006 Distribution
CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	6.50284%	6.66560%	6.58031%
Weighted Average Coupon Current	6.63498%	6.79616%	6.71178%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	352	353	352
Weighted Average Months to Maturity Current	351	352	352
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	352	353	352
Weighted Avg Remaining Amortization Term Current	351	352	352
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	7.51	7.27	7.39
Weighted Average Seasoning Current	8.51	8.27	8.40

Weighted Average Coupon by Groups
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-04
Nov-04
May-05
Nov-05
Group 1
Group 2

Total Weighted Average Coupon
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-04
Nov-04
May-05
Nov-05

Weighted Average Amortization Term by Groups
400
350
300
250
200
150
100
50
0
May-04
Nov-04
May-05
Nov-05
Group 1
Group 2

Total Weighted Average Amortization Term
400
350
300
250
200
150
100
50
0
May-04
Nov-04
May-05
Nov-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

April 25, 2006 Distribution
ARM CHARACTERISTICS
	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88347%	3.04769%	2.96163%
Weighted Average Margin Current	2.88359%	3.04767%	2.96177%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.06706%	8.92718%	9.00048%
Weighted Average Max Rate Current	9.07242%	8.92725%	9.00325%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	89,645.56	98,088.82	187,734.38
Delinquent Servicing Fees	282,975.51	241,064.25	524,039.76
TOTAL SERVICING FEES	372,621.08	339,153.07	711,774.15

Total Servicing Fees	372,621.08	339,153.07	711,774.15
Compensating Interest	(18,137.86)	(12,491.40)	(30,629.27)
Delinquent Servicing Fees	(282,975.51)	(241,064.25)	(524,039.76)
COLLECTED SERVICING FEES	71,507.71	85,597.42	157,105.12
Total Advaced Interest	4,726,997.13	4,131,035.43	8,858,032.56
Total Advaced Principal	2,425.08	1,369.38	3,794.46
Aggregate Advances with respect to this Distribution	4,729,422.21	4,132,404.81	8,861,827.03

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	18,137.86	12,491.40	30,629.26
Compensating Interest	(18,137.86)	(12,491.40)	(30,629.27)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	6.259479%	6.420695%	6.336297%

Current Deferred Interest	2,764,230.57	2,636,129.90	5,400,360.47
Cumulative Deferred Interest	2,764,230.57	2,636,129.90	5,400,360.47
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		29,050,149.87	6,463,998.26	3,430,917.48	38,945,065.61
	% Balance		1.30%	0.29%	0.15%	1.74%
	# Loans		89	19	12	120
	% # Loans		1.30%	0.28%	0.18%	1.75%

FORECLOSURE	Balance	0.00	0.00	0.00	439,567.94	439,567.94
	% Balance	0.00%	0.00%	0.00%	0.02%	0.02%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.03%	0.03%

BANKRUPTCY	Balance	1,489,177.80	0.00	0.00	239,979.05	1,729,156.85
	% Balance	0.07%	0.00%	0.00%	0.01%	0.08%
	# Loans	4	0	0	1	5
	% # Loans	0.06%	0.00%	0.00%	0.01%	0.07%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,489,177.80	29,050,149.87	6,463,998.26	4,110,464.47	41,113,790.40
	% Balance	0.07%	1.30%	0.29%	0.18%	1.84%
	# Loans	4	89	19	15	127
	% # Loans	0.06%	1.30%	0.28%	0.22%	1.86%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		13,386,649.55	2,824,378.66	1,761,002.28	17,972,030.49
	% Balance		1.26%	0.27%	0.17%	1.69%
	# Loans		57	12	9	78
	% # Loans		1.27%	0.27%	0.20%	1.73%

FORECLOSURE	Balance	0.00	0.00	0.00	439,567.94	439,567.94
	% Balance	0.00%	0.00%	0.00%	0.04%	0.04%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.04%	0.04%

BANKRUPTCY	Balance	465,362.20	0.00	0.00	239,979.05	705,341.25
	% Balance	0.04%	0.00%	0.00%	0.02%	0.07%
	# Loans	2	0	0	1	3
	% # Loans	0.04%	0.00%	0.00%	0.02%	0.07%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	465,362.20	13,386,649.55	2,824,378.66	2,440,549.27	19,116,939.68
	% Balance	0.04%	1.26%	0.27%	0.23%	1.79%
	# Loans	2	57	12	12	83
	% # Loans	0.04%	1.27%	0.27%	0.27%	1.85%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		15,663,500.32	3,639,619.60	1,669,915.20	20,973,035.12
	% Balance		1.34%	0.31%	0.14%	1.80%
	# Loans		32	7	3	42
	% # Loans		1.37%	0.30%	0.13%	1.79%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	1,023,815.60	0.00	0.00	0.00	1,023,815.60
	% Balance	0.09%	0.00%	0.00%	0.00%	0.09%
	# Loans	2	0	0	0	2
	% # Loans	0.09%	0.00%	0.00%	0.00%	0.09%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,023,815.60	15,663,500.32	3,639,619.60	1,669,915.20	21,996,850.72
	% Balance	0.09%	1.34%	0.31%	0.14%	1.88%
	# Loans	2	32	7	3	44
	% # Loans	0.09%	1.37%	0.30%	0.13%	1.88%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
April 25, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
April 25, 2006 Distribution
Foreclosure Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became Foreclosure Property in a Prior Period:
121670781 1	100,000.00	101,009.99	01-Sep-2005	7.201%	CA - 35.46%	360	01-Oct-2005
121773192 1	335,000.00	338,557.95	01-Sep-2005	6.801%	MA - 56.30%	360	01-Oct-2005

TOTAL	435,000.00	439,567.94

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	50	95	145
Number of Repurchased Loans	2	1	3
Total Number of Loans Prepaid in Full	52	96	148
Curtailments Amount	(1,781,581.43)	(1,511,461.86)	(3,293,043.29)
Paid in Full Balance	25,725,559.62	21,564,834.47	47,290,394.09
Repurchased Loans Balance	1,307,728.15	189,805.24	1,497,533.39
Total Prepayment Amount	25,251,706.34	20,243,177.85	45,494,884.19

Cumulative

Number of Paid in Full Loans	209	377	586
Number of Repurchased Loans	4	6	10
Total Number of Loans Prepaid in Full	213	383	596
Paid in Full Balance	109,511,289.11	87,853,710.27	197,364,999.38
Repurchased Loans Balance	2,318,728.15	1,568,082.65	3,886,810.80
Curtailments Amount	(11,407,207.92)	(11,232,930.89)	(22,640,138.81)
Total Prepayment Amount	100,422,809.34	78,188,862.03	178,611,671.37

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
April 25, 2006 Distribution
VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	2.12%	1.87%	2.00%
3 Months Avg SMM	1.46%	1.37%	1.41%
12 Months Avg SMM	1.17%	1.01%	1.09%
Avg SMM Since Cut-off	1.17%	1.01%	1.09%
CPR	22.65%	20.22%	21.50%
3 Months Avg CPR	16.15%	15.23%	15.72%
12 Months Avg CPR	13.19%	11.44%	12.36%
Avg CPR Since Cut-off	13.19%	11.44%	12.36%
PSA	1,330.90%	1,222.85%	1,280.72%
3 Months Avg PSA Approximation	1,075.57%	1,047.74%	1,062.60%
12 Months Avg PSA Approximation	1,197.19%	1,084.44%	1,145.22%
Avg PSA Since Cut-off Approximation	1,197.18%	1,084.44%	1,145.22%

CPR by Groups

24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
May-04
Nov-04
May-05
Nov-05
Group 1
Group 2

Total CPR

24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
May-04
Nov-04
May-05
Nov-05

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-04
Nov-04
May-05
Nov-05
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-04
Nov-04
May-05
Nov-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
April 25, 2006 Distribution

CPR Avg since Cut-Off by Groups

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
May-04
Nov-04
May-05
Nov-05
Group 1
Group 2

Total CPR Avg since Cut-Off

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
May-04
Nov-04
May-05
Nov-05

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-04
Nov-04
May-05
Nov-05
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-04
Nov-04
May-05
Nov-05

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidations )/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments, liquidations, and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

April 25, 2006 Distribution
Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120397795	2		403,750.00	405,336.85	21-Mar-2006	6.500%	NJ - 95.00%	Paid Off - 360	01-Mar-2005
120397900	1		238,500.00	241,555.02	03-Apr-2006	6.875%	CA - 90.00%	Paid Off - 360	01-Jul-2005
120623873	2		1,500,000.00	1,512,955.37	23-Mar-2006	6.151%	CA - 60.00%	Paid Off - 360	01-Jul-2005
121186850	1		359,650.00	363,562.58	30-Mar-2006	6.701%	CA - 69.84%	Paid Off - 360	01-Aug-2005
121296783	2		735,000.00	741,135.28	23-Mar-2006	6.501%	NY - 75.00%	Paid Off - 360	01-Sep-2005
121312354	1		140,000.00	141,255.42	29-Mar-2006	7.001%	NJ - 72.54%	Paid Off - 360	01-Oct-2005
121342664	1		347,000.00	346,633.01	17-Mar-2006	6.500%	CA - 79.77%	Paid Off - 360	01-Jun-2005
121350081	2		525,000.00	528,450.80	07-Apr-2006	6.151%	CA - 61.66%	Paid Off - 360	01-Sep-2005
121351175	1		110,000.00	110,792.03	31-Mar-2006	6.501%	NJ - 65.87%	Paid Off - 360	01-Aug-2005
121383217	1		188,000.00	189,885.71	21-Mar-2006	6.551%	CA - 29.42%	Paid Off - 360	01-Aug-2005
121388315	1		350,000.00	340,588.78	12-Apr-2006	7.001%	DC - 74.47%	Paid Off - 360	01-Sep-2005
121414538	1		215,000.00	217,072.59	11-Apr-2006	7.101%	CA - 62.32%	Paid Off - 360	01-Aug-2005
121430537	1		133,000.00	133,873.65	28-Mar-2006	6.401%	MA - 72.68%	Paid Off - 360	01-Aug-2005
121430937	1		340,000.00	344,447.05	28-Mar-2006	6.801%	MA - 80.00%	Paid Off - 360	01-Jul-2005
121432078	1		188,000.00	189,759.80	31-Mar-2006	6.951%	NV - 55.29%	Paid Off - 360	01-Aug-2005
121434587	2		426,000.00	430,421.18	16-Mar-2006	6.901%	WI - 77.46%	Paid Off - 360	01-Sep-2005
121443073	1		160,000.00	160,922.23	03-Apr-2006	7.001%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121448363	1		248,000.00	251,150.91	31-Mar-2006	7.001%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121462719	1		239,000.00	241,722.07	13-Apr-2006	6.801%	CA - 73.54%	Paid Off - 360	01-Aug-2005
121462933	1		309,000.00	311,683.73	03-Apr-2006	6.901%	CA - 58.30%	Paid Off - 360	01-Aug-2005
121472261	1		236,000.00	238,569.22	23-Mar-2006	7.001%	NJ - 78.67%	Paid Off - 360	01-Sep-2005
121476213	1		107,000.00	107,717.43	30-Mar-2006	6.651%	MI - 72.30%	Paid Off - 360	01-Aug-2005
121476739	1		126,000.00	126,458.29	16-Mar-2006	6.701%	MI - 70.00%	Paid Off - 360	01-Aug-2005
121478275	1		275,000.00	278,166.80	27-Mar-2006	6.801%	CA - 39.29%	Paid Off - 360	01-Aug-2005
121484914	2		385,500.00	390,168.56	30-Mar-2006	6.901%	CA - 79.98%	Paid Off - 360	01-Aug-2005
121487129	1		197,000.00	197,742.78	27-Mar-2006	7.001%	FL - 67.93%	Paid Off - 360	01-Aug-2005
121492370	1		322,500.00	326,405.57	24-Mar-2006	6.901%	NJ - 75.00%	Paid Off - 360	01-Aug-2005
121493056	1		252,000.00	254,901.96	05-Apr-2006	6.801%	FL - 70.00%	Paid Off - 360	01-Aug-2005
121493191	1		161,000.00	162,235.02	23-Mar-2006	6.801%	NJ - 70.00%	Paid Off - 360	01-Aug-2005
121494257	1		180,000.00	181,830.97	04-Apr-2006	7.251%	AZ - 78.95%	Paid Off - 360	01-Aug-2005
121494926	1		202,500.00	202,888.64	31-Mar-2006	7.101%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121496200	1		126,000.00	126,269.28	24-Mar-2006	7.101%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121498433	2		900,000.00	906,924.91	07-Apr-2006	6.051%	CA - 75.00%	Paid Off - 360	01-Jul-2005
121499886	2		465,000.00	461,179.47	16-Mar-2006	6.601%	AZ - 79.49%	Paid Off - 360	01-Aug-2005
121504467	2		438,750.00	444,193.95	20-Mar-2006	6.951%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121505175	1		208,000.00	209,743.01	30-Mar-2006	6.801%	CA - 71.48%	Paid Off - 360	01-Sep-2005
121507617	2		368,000.00	369,968.52	04-Apr-2006	6.501%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121510277	1		137,600.00	138,961.32	17-Mar-2006	6.651%	NM - 80.00%	Paid Off - 360	01-Aug-2005
121510852	1		233,000.00	235,020.16	29-Mar-2006	6.351%	CA - 49.05%	Paid Off - 360	01-Aug-2005
121514061	1		196,000.00	197,671.08	13-Apr-2006	6.901%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121515766	2		536,500.00	542,518.64	24-Mar-2006	6.751%	CA - 72.99%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

April 25, 2006 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121517649	2		430,000.00	433,593.49	20-Mar-2006	6.601%	CA - 76.79%	Paid Off - 360	01-Sep-2005
121521989	2		403,000.00	407,042.15	05-Apr-2006	6.551%	CA - 70.70%	Paid Off - 360	01-Aug-2005
121532592	1		170,000.00	169,706.35	31-Mar-2006	6.601%	MD - 69.39%	Paid Off - 360	01-Aug-2005
121532883	1		228,700.00	229,669.17	29-Mar-2006	7.101%	NV - 74.25%	Paid Off - 360	01-Aug-2005
121542436	1		220,000.00	222,795.16	11-Apr-2006	7.001%	CA - 73.33%	Paid Off - 360	01-Aug-2005
121543441	1		320,000.00	319,730.09	22-Mar-2006	6.801%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121545013	1		320,000.00	320,796.82	12-Apr-2006	6.801%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121548725	1		165,600.00	166,699.21	03-Apr-2006	7.001%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121550659	1		100,000.00	100,340.71	28-Mar-2006	6.801%	CA - 27.40%	Paid Off - 360	01-Sep-2005
121550709	1		337,600.00	341,326.32	13-Apr-2006	7.001%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121556685	2		436,000.00	440,761.65	13-Apr-2006	6.701%	CA - 56.26%	Paid Off - 360	01-Aug-2005
121559449	1		202,000.00	203,803.90	03-Apr-2006	6.801%	CA - 42.98%	Paid Off - 360	01-Sep-2005
121561133	1		193,000.00	193,412.87	27-Mar-2006	6.801%	CA - 68.93%	Paid Off - 360	01-Aug-2005
121561469	1		226,000.00	227,943.79	03-Apr-2006	6.551%	CA - 33.24%	Paid Off - 360	01-Sep-2005
121562368	1		260,000.00	263,458.21	04-Apr-2006	7.101%	CA - 72.22%	Paid Off - 360	01-Aug-2005
121564978	1		256,000.00	258,905.70	12-Apr-2006	6.801%	NJ - 75.29%	Paid Off - 360	01-Aug-2005
121570477	1		219,474.00	221,232.82	03-Apr-2006	6.801%	VA - 66.51%	Paid Off - 360	01-Sep-2005
121572890	1		165,000.00	167,194.57	24-Mar-2006	7.101%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121581934	1		225,000.00	227,220.78	05-Apr-2006	6.801%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121583894	1		335,000.00	337,340.80	28-Mar-2006	6.701%	CA - 65.69%	Paid Off - 360	01-Sep-2005
121588332	1		129,000.00	130,142.30	12-Apr-2006	6.601%	CA - 20.32%	Paid Off - 360	01-Sep-2005
121601054	2		442,500.00	447,654.87	16-Mar-2006	7.151%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121602268	2		412,000.00	415,788.99	05-Apr-2006	6.701%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121602646	1		210,000.00	212,072.76	16-Mar-2006	6.801%	CA - 56.30%	Paid Off - 360	01-Sep-2005
121604623	1		255,000.00	256,984.02	21-Mar-2006	6.651%	CA - 69.86%	Paid Off - 360	01-Aug-2005
121607348	1		161,000.00	162,916.49	29-Mar-2006	7.201%	FL - 70.61%	Paid Off - 360	01-Sep-2005
121607653	2		377,000.00	380,594.97	07-Apr-2006	6.801%	CA - 64.44%	Paid Off - 360	01-Sep-2005
121609114	1		228,000.00	226,326.59	24-Mar-2006	7.001%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121610922	1		341,600.00	344,069.30	24-Mar-2006	6.651%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121612764	1		140,000.00	140,313.93	29-Mar-2006	6.801%	DE - 69.69%	Paid Off - 360	01-Aug-2005
121614612	2		412,250.00	415,727.75	03-Apr-2006	6.551%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121618210	2		400,000.00	403,418.17	03-Apr-2006	6.901%	CA - 70.18%	Paid Off - 360	01-Oct-2005
121618597	1		205,000.00	206,815.23	11-Apr-2006	6.601%	CA - 67.21%	Paid Off - 360	01-Sep-2005
121619605	1		325,000.00	327,235.76	23-Mar-2006	6.801%	NJ - 65.27%	Paid Off - 360	01-Oct-2005
121620536	1		240,000.00	242,607.75	05-Apr-2006	7.001%	WA - 77.42%	Paid Off - 360	01-Sep-2005
121621367	1		150,000.00	151,366.28	24-Mar-2006	6.651%	AZ - 72.12%	Paid Off - 360	01-Sep-2005
121624315	1		233,750.00	235,881.37	07-Apr-2006	6.901%	CA - 55.00%	Paid Off - 360	01-Sep-2005
121627323	1		335,000.00	336,090.85	29-Mar-2006	6.501%	CA - 70.53%	Paid Off - 360	01-Aug-2005
121627432	2		406,000.00	408,712.97	30-Mar-2006	7.001%	CA - 72.50%	Paid Off - 360	01-Sep-2005
121632845	2		360,000.00	363,736.18	04-Apr-2006	6.901%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121634912	1		214,500.00	216,176.61	16-Mar-2006	6.851%	MA - 75.00%	Paid Off - 360	01-Sep-2005
121636938	1		300,000.00	303,238.05	30-Mar-2006	7.101%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121642805	1		259,200.00	260,574.89	04-Apr-2006	5.951%	MA - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

April 25, 2006 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121646677	1		53,844.00	53,021.62	11-Apr-2006	6.926%	FL - 40.48%	Paid Off - 360	01-Sep-2005
121651584	1		291,750.00	293,336.13	31-Mar-2006	7.101%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121651813	2		372,000.00	375,388.36	16-Mar-2006	6.651%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121654202	1		297,000.00	299,471.80	13-Apr-2006	6.851%	IL - 75.00%	Paid Off - 360	01-Oct-2005
121654410	1		113,050.00	112,512.96	29-Mar-2006	6.901%	FL - 66.50%	Paid Off - 360	01-Sep-2005
121658050	2		412,500.00	410,989.25	23-Mar-2006	6.551%	CA - 79.33%	Paid Off - 360	01-Oct-2005
121659556	2		495,000.00	495,328.58	21-Mar-2006	6.851%	CA - 72.26%	Paid Off - 360	01-Aug-2005
121659568	2		650,000.00	657,336.61	06-Apr-2006	6.851%	CA - 72.22%	Paid Off - 360	01-Aug-2005
121659581	2		1,000,000.00	995,638.80	12-Apr-2006	6.851%	CA - 46.51%	Paid Off - 360	01-Aug-2005
121662761	1		256,000.00	258,396.74	20-Mar-2006	6.701%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121663501	2		366,000.00	369,798.44	07-Apr-2006	6.901%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121665119	1		357,700.00	360,680.57	30-Mar-2006	7.001%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121666323	1		185,000.00	182,559.94	10-Apr-2006	6.875%	CA - 47.44%	Paid Off - 360	01-Apr-2005
121668158	1		250,000.00	248,865.67	17-Mar-2006	6.801%	CA - 59.52%	Paid Off - 360	01-Sep-2005
121670769	2		378,800.00	382,731.29	28-Mar-2006	6.901%	CA - 74.28%	Paid Off - 360	01-Sep-2005
121670874	1		141,000.00	142,119.40	16-Mar-2006	7.101%	MI - 75.00%	Paid Off - 360	01-Oct-2005
121680787	2		440,000.00	444,417.53	11-Apr-2006	7.001%	ME - 70.29%	Paid Off - 360	01-Sep-2005
121681568	1		258,000.00	260,939.90	04-Apr-2006	7.101%	VA - 71.67%	Paid Off - 360	01-Sep-2005
121682501	1		181,500.00	181,335.53	12-Apr-2006	6.901%	MN - 79.96%	Paid Off - 360	01-Sep-2005
121683741	1		249,750.00	252,215.12	05-Apr-2006	6.801%	CA - 29.38%	Paid Off - 360	01-Sep-2005
121685779	1		250,000.00	252,110.58	28-Mar-2006	6.601%	CA - 58.82%	Paid Off - 360	01-Sep-2005
121688843	1		254,000.00	255,902.72	20-Mar-2006	6.651%	CA - 37.35%	Paid Off - 360	01-Oct-2005
121693180	2		460,000.00	465,502.38	29-Mar-2006	6.876%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121693188	2		452,000.00	455,212.25	14-Apr-2006	6.751%	CA - 78.61%	Paid Off - 360	01-Aug-2005
121693220	2		450,000.00	454,973.81	17-Mar-2006	6.751%	CA - 69.23%	Paid Off - 360	01-Aug-2005
121693222	2		700,000.00	707,601.63	24-Mar-2006	6.751%	CA - 66.23%	Paid Off - 360	01-Aug-2005
121703461	1		167,000.00	168,648.32	29-Mar-2006	6.801%	HI - 59.64%	Paid Off - 360	01-Sep-2005
121705298	2		381,500.00	382,953.58	12-Apr-2006	6.701%	CA - 63.58%	Paid Off - 360	01-Sep-2005
121717701	2		400,000.00	404,719.66	06-Apr-2006	7.000%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121717703	2		400,000.00	403,397.20	29-Mar-2006	7.000%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121723681	2		799,000.00	805,729.03	04-Apr-2006	6.500%	CA - 72.00%	Paid Off - 360	01-Sep-2005
121723684	2		493,400.00	498,053.36	11-Apr-2006	6.750%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121723688	1		353,600.00	357,387.29	30-Mar-2006	7.000%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121723692	1		326,250.00	329,050.88	23-Mar-2006	6.500%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121724519	1		175,920.00	177,554.70	28-Mar-2006	7.125%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121752356	2		436,000.00	438,040.53	11-Apr-2006	6.750%	CA - 76.09%	Paid Off - 360	01-Aug-2005
121757142	2		400,000.00	403,311.37	05-Apr-2006	6.701%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121757340	2		756,000.00	762,460.42	31-Mar-2006	6.901%	CA - 68.73%	Paid Off - 360	01-Oct-2005
121759234	2		379,000.00	381,839.07	29-Mar-2006	6.651%	CA - 64.79%	Paid Off - 360	01-Oct-2005
121759473	1		111,920.00	112,743.67	28-Mar-2006	6.651%	NC - 80.00%	Paid Off - 360	01-Oct-2005
121760746	1		96,000.00	96,799.95	28-Mar-2006	7.001%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121761272	1		335,936.00	336,114.95	06-Apr-2006	6.651%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121767885	2		581,000.00	581,058.56	04-Apr-2006	6.451%	MN - 54.55%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18

April 25, 2006 Distribution
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121769936	2		405,000.00	408,688.96	22-Mar-2006	6.651%	NJ - 74.90%	Paid Off - 360	01-Sep-2005
121776566	2		369,600.00	372,290.71	16-Mar-2006	6.601%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121779762	2		755,000.00	753,433.68	29-Mar-2006	6.601%	CA - 54.51%	Paid Off - 360	01-Oct-2005
121783080	1		295,750.00	297,965.42	10-Apr-2006	6.651%	CA - 65.00%	Paid Off - 360	01-Oct-2005
121783995	1		163,500.00	164,821.44	27-Mar-2006	6.901%	CA - 71.09%	Paid Off - 360	01-Oct-2005
121790569	1		333,883.00	336,595.32	29-Mar-2006	6.801%	CA - 60.71%	Paid Off - 360	01-Oct-2005
121795925	1		160,000.00	161,170.76	03-Apr-2006	6.801%	FL - 90.91%	Paid Off - 360	01-Sep-2005
121800738	1		240,000.00	241,934.07	20-Mar-2006	6.801%	CA - 49.49%	Paid Off - 360	01-Oct-2005
121811915	2		376,000.00	379,213.12	11-Apr-2006	6.901%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121821519	1		196,800.00	196,387.38	12-Apr-2006	6.901%	MI - 80.00%	Paid Off - 360	01-Oct-2005
121823269	1		150,000.00	151,408.47	04-Apr-2006	7.101%	MI - 73.17%	Paid Off - 360	01-Oct-2005
121829603	2		360,000.00	363,775.15	30-Mar-2006	6.625%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121829617	2		610,000.00	615,114.30	07-Apr-2006	6.750%	CA - 71.18%	Paid Off - 360	01-Aug-2005
121838337	2		700,000.00	706,277.27	21-Mar-2006	7.001%	CA - 66.67%	Paid Off - 360	01-Oct-2005
121839038	1		237,000.00	235,422.13	20-Mar-2006	7.001%	CA - 62.37%	Paid Off - 360	01-Oct-2005
121860315	1		152,000.00	153,018.78	14-Apr-2006	6.801%	CA - 49.84%	Paid Off - 360	01-Oct-2005
121865920	1		280,000.00	282,510.92	07-Apr-2006	7.001%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121906129	1		315,000.00	317,955.78	12-Apr-2006	7.101%	CA - 73.26%	Paid Off - 360	01-Oct-2005
121693187	2		650,000.00	650,355.63	31-Mar-2006	6.851%	CA - 67.36%	Repur/Subs - 360	01-Aug-2005
121717721	2		650,000.00	657,372.52	31-Mar-2006	7.250%	MD - 69.89%	Repur/Subs - 360	01-Aug-2005
121775580	1		188,000.00	189,805.24	31-Mar-2006	7.250%	VA - 80.00%	Repur/Subs - 360	01-Sep-2005

TOTAL			48,452,377.00	48,787,927.48

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
April 25, 2006 Distribution
Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total

Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
April 25, 2006 Distribution

CDR Avg since Cut-Off by Groups
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-04
Nov-04
May-05
Nov-05
Group 1
Group 2

Total CDR Avg since Cut-Off
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-04
Nov-04
May-05
Nov-05

SDA Avg since Cut-Off by Groups
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-04
Nov-04
May-05
Nov-05
Group 1
Group 2

Total SDA Avg since Cut-Off
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-04
Nov-04
May-05
Nov-05

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and do not include realized gains, or additional realized losses/gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
April 25, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
2005-AR18
April 25, 2006 Distribution
Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	91.236861%	91.319962%	91.276457%
Next Senior Percentage	91.057083%	91.156528%	91.104532%
Current Subordinate Percentage	8.763139%	8.680038%	8.723543%
Next Subordinate Percentage	8.942917%	8.843472%	8.895468%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

2005-AR18

April 25, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 1 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 2 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 3 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 4 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 5 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 6 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 7 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 8 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 9 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		19
		9. Prepayment Detail Report		22
		10. Realized Loss Report		26
		11. Realized Loss Detail Report		29
		12. Triggers and Adj. Cert. Report		30
		13. Other Related Information		31

		Total Number of Pages		31

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	May 25, 2006	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	April 28, 2006	Factor Information:		(800) 735-7777
	May 24, 2006	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	582,515,113.72	2,557,911.24	12,070,596.56	14,628,507.80	0.00	0.00	570,444,517.16
1-A-2	FLT		$262,356,000.00	242,714,784.90	1,166,928.19	5,029,418.43	6,196,346.62	0.00	0.00	237,685,366.47
1-A-3A	FLT		$77,413,000.00	71,617,495.48	322,241.73	1,484,023.12	1,806,264.85	0.00	0.00	70,133,472.36
1-A-3B	FLT		$80,000,000.00	74,010,820.40	326,842.88	1,533,616.43	1,860,459.31	0.00	0.00	72,477,203.97
2-A-1A	FLT		$398,032,000.00	363,603,748.78	1,596,638.60	8,045,456.69	9,642,095.29	0.00	0.00	355,558,292.09
2-A-1B	FLT		$300,000,000.00	274,051,143.21	1,310,736.38	6,063,927.04	7,374,663.42	0.00	0.00	267,987,216.17
2-A-2A	FLT		$50,000,000.00	45,675,190.53	203,231.00	1,010,654.51	1,213,885.51	0.00	0.00	44,664,536.02
2-A-2B	FLT		$65,846,000.00	60,150,571.92	265,063.52	1,330,951.13	1,596,014.65	0.00	0.00	58,819,620.79
2-A-2C	FLT		$175,000,000.00	159,863,166.85	741,948.94	3,537,290.77	4,279,239.71	0.00	0.00	156,325,876.08
2-A-3A	FLT		$84,508,000.00	77,198,380.03	347,352.82	1,708,167.82	2,055,520.64	0.00	0.00	75,490,212.21
2-A-3B	FLT		$90,000,000.00	82,215,342.97	363,075.29	1,819,178.11	2,182,253.40	0.00	0.00	80,396,164.86
1-X	CSTR		$0.00	0.00	924,733.33	0.00	924,733.33	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	828,589.82	0.00	828,589.82	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,175,841.53	56,205.51	24.46	56,229.97	0.00	0.00	12,175,817.07
B-2	SUB		$49,300,000.00	49,198,343.31	229,156.86	98.83	229,255.69	0.00	0.00	49,198,244.48
B-3	SUB		$33,764,000.00	33,694,378.57	163,961.90	67.69	164,029.59	0.00	0.00	33,694,310.88
B-4	SUB		$14,470,000.00	14,440,162.84	70,990.01	29.01	71,019.02	0.00	0.00	14,440,133.83
B-5	SUB		$13,264,000.00	13,236,649.60	66,617.63	26.59	66,644.22	0.00	0.00	13,236,623.01
B-6	SUB		$10,853,000.00	10,830,621.10	56,042.87	21.76	56,064.63	0.00	0.00	10,830,599.34
B-7	SUB		$9,647,000.00	9,627,107.86	49,815.31	19.34	49,834.65	0.00	0.00	9,627,088.52
B-8	SUB		$7,235,000.00	7,220,081.41	37,360.19	14.50	37,374.69	0.00	0.00	7,220,066.91
B-9	SUB		$16,882,000.00	16,847,189.28	87,175.50	33.84	87,209.34	0.00	0.00	16,847,155.44
B-10	SUB		$18,088,000.00	18,050,702.52	93,403.06	36.26	93,439.32	0.00	0.00	18,050,666.26
B-11	SUB		$13,269,015.79	13,241,655.03	68,518.72	26.59	68,545.31	0.02	0.00	13,241,628.42
B-X	CSTR		$0.00	0.00	91,619.06	0.00	91,619.06	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	488,806.32	0.00	488,806.32	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	337,571.66	0.00	337,571.66	0.00	0.00	100.00

Total			2,411,782,315.79	2,232,178,691.84 12,852,538.34		43,633,679.48	56,486,217.82	0.02	0.00	2,188,545,012.34

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	04/25/06	05/24/06	A-Act/360	45660LVZ9	629,654,000.00	925.135255	4.062408	19.170205	23.232613	905.965049
1-A-2	04/25/06	05/24/06	A-Act/360	45660LWA3	262,356,000.00	925.135255	4.447881	19.170205	23.618086	905.965049
1-A-3A	04/25/06	05/24/06	A-Act/360	45660LWB1	77,413,000.00	925.135255	4.162631	19.170206	23.332836	905.965049
1-A-3B	04/25/06	05/24/06	A-Act/360	45660LWC9	80,000,000.00	925.135255	4.085536	19.170205	23.255741	905.965050
2-A-1A	04/25/06	05/24/06	A-Act/360	45660LWD7	398,032,000.00	913.503811	4.011332	20.213090	24.224422	893.290721
2-A-1B	04/25/06	05/24/06	A-Act/360	45660LWE5	300,000,000.00	913.503811	4.369121	20.213090	24.582211	893.290721
2-A-2A	04/25/06	05/24/06	A-Act/360	45660LWV7	50,000,000.00	913.503811	4.064620	20.213090	24.277710	893.290720
2-A-2B	04/01/06	04/30/06	A-30/360	45660LWW5	65,846,000.00	913.503811	4.025507	20.213090	24.238597	893.290721
2-A-2C	04/25/06	05/24/06	A-Act/360	45660LWF2	175,000,000.00	913.503811	4.239708	20.213090	24.452798	893.290720
2-A-3A	04/25/06	05/24/06	A-Act/360	45660LWG0	84,508,000.00	913.503811	4.110295	20.213090	24.323385	893.290721
2-A-3B	04/25/06	05/24/06	A-Act/360	45660LWH8	90,000,000.00	913.503811	4.034170	20.213090	24.247260	893.290721
1-X	04/01/06	04/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.881183	0.000000	0.881183	0.000000
2-X	04/01/06	04/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.712223	0.000000	0.712223	0.000000
A-R	04/01/06	04/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	04/25/06	05/24/06	A-Act/360	45660LWJ4	12,201,000.00	997.937999	4.606631	0.002005	4.608636	997.935995
B-2	04/25/06	05/24/06	A-Act/360	45660LWK1	49,300,000.00	997.937998	4.648212	0.002005	4.650217	997.935994
B-3	04/25/06	05/24/06	A-Act/360	45660LWL9	33,764,000.00	997.937998	4.856116	0.002005	4.858121	997.935993
B-4	04/25/06	05/24/06	A-Act/360	45660LWM7	14,470,000.00	997.937999	4.906013	0.002005	4.908018	997.935994
B-5	04/25/06	05/24/06	A-Act/360	45660LWN5	13,264,000.00	997.937998	5.022439	0.002005	5.024444	997.935993
B-6	04/25/06	05/24/06	A-Act/360	45660LWP0	10,853,000.00	997.937999	5.163814	0.002005	5.165819	997.935994
B-7	04/25/06	05/24/06	A-Act/360	45660LWQ8	9,647,000.00	997.937997	5.163814	0.002005	5.165818	997.935993
B-8	04/25/06	05/24/06	A-Act/360	45660LWR6	7,235,000.00	997.937997	5.163813	0.002004	5.165818	997.935993
B-9	04/25/06	05/24/06	A-Act/360	45660LWX3	16,882,000.00	997.937998	5.163814	0.002005	5.165818	997.935993
B-10	04/25/06	05/24/06	A-Act/360	45660LWY1	18,088,000.00	997.937999	5.163814	0.002005	5.165818	997.935994
B-11	04/25/06	05/24/06	A-Act/360	45660LWZ8	13,269,015.79	997.937996	5.163813	0.002004	5.165817	997.935991
B-X	04/01/06	04/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.460460	0.000000	0.460460	0.000000
P-1	04/25/06	05/24/06	A-30/360	45660LYU7	100.00	1,000.000000	4,888,063.200000	0.000000 4,888,063.200000		1,000.000000
P-2	04/25/06	05/24/06	A-30/360	45660LYV5	100.00	1,000.000000	3,375,716.600000	0.000000 3,375,716.600000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Sheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	20,510,087.13	58,042,103.71	1,167,379.13	59,209,482.84	79,719,569.97	0.00	0.00	570,444,517.16
1-A-2	262,356,000.00	9,465,826.87	24,184,225.25	486,408.28	24,670,633.53	34,136,460.40	0.00	0.00	237,685,366.47
1-A-3A	77,413,000.00	2,592,195.51	7,136,003.86	143,523.78	7,279,527.64	9,871,723.15	0.00	0.00	70,133,472.36
1-A-3B	80,000,000.00	2,622,717.88	7,374,475.95	148,320.08	7,522,796.03	10,145,513.91	0.00	0.00	72,477,203.97
2-A-1A	398,032,000.00	12,874,850.60	41,609,169.54	864,538.37	42,473,707.91	55,348,558.51	0.00	0.00	355,558,292.09
2-A-1B	300,000,000.00	10,686,173.59	31,361,174.13	651,609.70	32,012,783.83	42,698,957.42	0.00	0.00	267,987,216.17
2-A-2A	50,000,000.00	1,641,696.67	5,226,862.36	108,601.62	5,335,463.98	6,977,160.65	0.00	0.00	44,664,536.02
2-A-2B	65,846,000.00	2,017,284.38	6,883,359.57	143,019.64	7,026,379.21	9,043,663.59	0.00	0.00	58,819,620.79
2-A-2C	175,000,000.00	6,026,344.49	18,294,018.26	380,105.66	18,674,123.92	24,700,468.41	0.00	0.00	156,325,876.08
2-A-3A	84,508,000.00	2,810,054.09	8,834,233.68	183,554.11	9,017,787.79	11,827,841.88	0.00	0.00	75,490,212.21
2-A-3B	90,000,000.00	2,929,974.18	9,408,352.22	195,482.91	9,603,835.14	12,533,809.32	0.00	0.00	80,396,164.86
1-X	0.00	6,713,382.45	0.00	0.00	0.00	6,713,382.45	0.00	0.00	0.00
2-X	0.00	6,020,367.06	0.00	0.00	0.00	6,020,367.06	0.00	0.00	0.00
A-R	100.00	138,549.39	82.31	17.69	100.00	138,649.39	0.00	0.00	0.00
B-1	12,201,000.00	433,415.21	0.00	25,182.93	25,182.93	458,598.14	0.00	0.00	12,175,817.07
B-2	49,300,000.00	1,769,061.69	0.00	101,755.52	101,755.52	1,870,817.21	0.00	0.00	49,198,244.48
B-3	33,764,000.00	1,272,464.04	0.00	69,689.12	69,689.12	1,342,153.16	0.00	0.00	33,694,310.88
B-4	14,470,000.00	551,593.81	0.00	29,866.17	29,866.17	581,459.98	0.00	0.00	14,440,133.83
B-5	13,264,000.00	519,016.68	0.00	27,376.99	27,376.99	546,393.67	0.00	0.00	13,236,623.01
B-6	10,853,000.00	437,984.07	0.00	22,400.66	22,400.66	460,384.73	0.00	0.00	10,830,599.34
B-7	9,647,000.00	380,595.72	0.00	19,911.48	19,911.48	400,507.20	0.00	0.00	9,627,088.52
B-8	7,235,000.00	272,878.70	0.00	14,933.09	14,933.09	287,811.79	0.00	0.00	7,220,066.91
B-9	16,882,000.00	636,729.54	0.00	34,844.56	34,844.56	671,574.10	0.00	0.00	16,847,155.44
B-10	18,088,000.00	682,215.62	0.00	37,333.74	37,333.74	719,549.36	0.00	0.00	18,050,666.26
B-11	13,269,015.79	500,460.51	0.00	27,387.29	27,387.29	527,847.80	0.07	0.00	13,241,628.42
B-X	0.00	631,190.96	0.00	0.00	0.00	631,190.96	0.00	0.00	0.00
P-1	100.00	1,866,627.18	0.00	0.00	0.00	1,866,627.18	0.00	0.00	100.00
P-2	100.00	1,323,273.45	0.00	0.00	0.00	1,323,273.45	0.00	0.00	100.00

Total	2,411,782,315.79 98,327,011.47		218,354,060.84	4,883,242.52	223,237,303.37	321,564,314.84	0.07	0.00	2,188,545,012.34

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.26938%	582,515,113.72	2,557,911.24	0.00	0.00	0.00	2,557,911.24	2,557,911.24	0.00
1-A-2	5.76938%	242,714,784.90	1,166,928.19	0.00	0.00	0.00	1,166,928.19	1,166,928.19	0.00
1-A-3A	5.39938%	71,617,495.48	322,241.73	0.00	0.00	0.00	322,241.73	322,241.73	0.00
1-A-3B	5.29938%	74,010,820.40	326,842.88	0.00	0.00	0.00	326,842.88	326,842.88	0.00
2-A-1A	5.26938%	363,603,748.78	1,596,638.60	0.00	0.00	0.00	1,596,638.60	1,596,638.60	0.00
2-A-1B	5.73938%	274,051,143.21	1,310,736.38	0.00	0.00	0.00	1,310,736.38	1,310,736.38	0.00
2-A-2A	5.33938%	45,675,190.53	203,231.00	0.00	0.00	0.00	203,231.00	203,231.00	0.00
2-A-2B	5.28800%	60,150,571.92	265,063.52	0.00	0.00	0.00	265,063.52	265,063.52	0.00
2-A-2C	5.56938%	159,863,166.85	741,948.94	0.00	0.00	0.00	741,948.94	741,948.94	0.00
2-A-3A	5.39938%	77,198,380.03	347,352.82	0.00	0.00	0.00	347,352.82	347,352.82	0.00
2-A-3B	5.29938%	82,215,342.97	363,075.29	0.00	0.00	0.00	363,075.29	363,075.29	0.00
1-X	0.00000%	0.00	924,733.33	0.00	0.00	0.00	924,733.33	924,733.33	0.00
2-X	0.00000%	0.00	828,589.82	0.00	0.00	0.00	828,589.82	828,589.82	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.53938%	12,175,841.53	56,205.51	0.00	0.00	0.00	56,205.51	56,205.51	0.00
B-2	5.58938%	49,198,343.31	229,156.86	0.00	0.00	0.00	229,156.86	229,156.86	0.00
B-3	5.83938%	33,694,378.57	163,961.90	0.00	0.00	0.00	163,961.90	163,961.90	0.00
B-4	5.89938%	14,440,162.84	70,990.01	0.00	0.00	0.00	70,990.01	70,990.01	0.00
B-5	6.03938%	13,236,649.60	66,617.63	0.00	0.00	0.00	66,617.63	66,617.63	0.00
B-6	6.20938%	10,830,621.10	56,042.87	0.00	0.00	0.00	56,042.87	56,042.87	0.00
B-7	6.20938%	9,627,107.86	49,815.31	0.00	0.00	0.00	49,815.31	49,815.31	0.00
B-8	6.20938%	7,220,081.41	37,360.19	0.00	0.00	0.00	37,360.19	37,360.19	0.00
B-9	6.20938%	16,847,189.28	87,175.50	0.00	0.00	0.00	87,175.50	87,175.50	0.00
B-10	6.20938%	18,050,702.52	93,403.06	0.00	0.00	0.00	93,403.06	93,403.06	0.00
B-11	6.20938%	13,241,655.03	68,518.72	0.00	0.00	0.00	68,518.72	68,518.72	0.00
B-X	0.00000%	0.00	91,619.06	0.00	0.00	0.00	91,619.06	91,619.06	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	488,806.32	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	337,571.66	0.00

Total		2,232,178,691.84	12,026,160.36	0.00	0.00	0.00	12,026,160.36	12,852,538.34	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	924,733.33	0.00	924,733.33	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	828,589.82	0.00	828,589.82	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	91,619.06	0.00	91,619.06	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,844,942.21	0.00	1,844,942.21	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	04/01/06	04/30/06	A-30/360	1,049,423,000.00		925.135255	0.881183	0.000000	0.881183	905.965049
2-X-IO	04/01/06	04/30/06	A-30/360	1,163,386,000.00		913.503811	0.712223	0.000000	0.712223	893.290721
B-X-IO	04/01/06	04/30/06	A-30/360	198,973,015.00		997.938002	0.460460	0.000000	0.460460	997.935997
1-X-PO	04/01/06	04/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	04/01/06	04/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	04/01/06	04/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	04/01/06	04/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	6,713,361.85	0.00	0.00	0.00	6,713,382.45	0.00	0.00	0.00
2-X-IO	0.00	6,020,367.06	0.00	0.00	0.00	6,020,367.06	0.00	0.00	0.00
B-X-IO	0.00	631,190.94	0.00	0.00	0.00	631,190.94	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	13,364,919.85	0.00	0.00	0.00	13,364,940.45	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.14299%	970,858,214.50	924,733.33	0.00	0.00	0.00	924,733.33	924,733.33	0.00
2-X-IO	0.93559%	1,062,757,544.29	828,589.82	0.00	0.00	0.00	828,589.82	828,589.82	0.00
B-X-IO	0.55369%	198,562,733.05	91,619.06	0.00	0.00	0.00	91,619.06	91,619.06	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2,232,178,491.84	1,844,942.21	0.00	0.00	0.00	1,844,942.21	1,844,942.21	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	23,515,875.28	20,117,804.22	43,633,679.50
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	23,515,875.28	20,117,804.22	43,633,679.50
Interest Collections	6,289,998.44	5,900,158.07	12,190,156.51
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	337,571.66	488,806.32	826,377.98
Interest Fees	(70,287.17)	(80,690.13)	(163,996.16)
TOTAL NET INTEREST	6,557,282.93	6,308,274.26	12,852,538.34
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	30,073,158.21	26,426,078.48	56,486,217.84

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,786.69	1,692.51	4,479.20
Curtailments	(1,938,154.03)	(1,894,020.35)	(3,832,174.38)
Prepayments In Full	25,451,242.62	22,010,132.06	47,461,374.68
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,786.69)	(1,692.51)	(4,479.20)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,786.69	1,692.51	4,479.20
TOTAL PRINCIPAL COLLECTED	23,515,875.28	20,117,804.22	43,633,679.50

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,584,926.73	6,152,738.33	12,737,665.06
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(16,803.01)	(15,193.09)	(31,996.10)
Delinquent Interest	(5,327,753.59)	(4,672,686.39)	(10,000,439.98)
Compensating Interest	16,803.01	15,193.09	31,996.10
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	5,032,825.29	4,420,106.13	9,452,931.42
TOTAL INTEREST COLLECTED	6,289,998.44	5,900,158.07	12,190,156.51

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	337,571.66	488,806.32	826,377.98
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	337,571.66	488,806.32	826,377.98

INTEREST - FEES

	Group 2	Group 1	Total
Current Servicing Fees	69,800.87	80,246.36	150,047.23
Class 1-A-3B Ambac Premium			6,167.57
Class 2-A-3B Ambac Premium			6,851.28
Trustee Fees	486.31	443.77	930.08
TOTAL INTEREST FEES	70,287.17	80,690.13	163,996.16

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			6,167.57
Class 2-A-3B Ambac Premium			6,851.28

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,342	4,496	6,838
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(53)	(95)	(148)
Repurchases	0	0	0
Liquidations	0	0	0
Current	2,289	4,401	6,690
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,167,133,307.27	1,065,045,184.57	2,232,178,491.84
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,786.69)	(1,692.51)	(4,479.20)
Partial Prepayments	1,938,154.03	1,894,020.35	3,832,174.38
Full Voluntary Prepayments	(25,451,242.62)	(22,010,132.06)	(47,461,374.68)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	1,143,617,431.99	1,044,927,380.35	2,188,544,812.34

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	6.63498%	6.79616%	6.71178%
Weighted Average Coupon Current	6.77036%	6.93210%	6.84753%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	351	352	352
Weighted Average Months to Maturity Current	350	351	351
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	351	352	352
Weighted Avg Remaining Amortization Term Current	350	351	351
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	8.51	8.27	8.40
Weighted Average Seasoning Current	9.51	9.27	9.39

Weighted Average Coupon by Groups

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jun-04
Dec-04
Jun-05
Dec-05
Group 1
Group 2

Total Weighted Average Coupon

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jun-04
Dec-04
Jun-05
Dec-05

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Jun-04
Dec-04
Jun-05
Dec-05
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Jun-04
Dec-04
Jun-05
Dec-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88359%	3.04767%	2.96177%
Weighted Average Margin Current	2.88216%	3.04694%	2.96079%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.07242%	8.92725%	9.00325%
Weighted Average Max Rate Current	9.04708%	8.92975%	8.99110%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	69,800.87	80,246.36	150,047.23
Delinquent Servicing Fees	294,928.29	252,580.26	547,508.55
TOTAL SERVICING FEES	364,729.16	332,826.63	697,555.79

Total Servicing Fees	364,729.16	332,826.63	697,555.79
Compensating Interest	(16,803.01)	(15,193.09)	(31,996.10)
Delinquent Servicing Fees	(294,928.29)	(252,580.26)	(547,508.55)
COLLECTED SERVICING FEES	52,997.86	65,053.28	118,051.14
Total Advaced Interest	5,032,825.29	4,420,106.13	9,452,931.42
Total Advaced Principal	2,786.69	1,692.51	4,479.20
Aggregate Advances with respect to this Distribution	5,035,611.98	4,421,798.64	9,457,410.62

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	16,803.01	15,193.09	31,996.10
Compensating Interest	(16,803.01)	(15,193.09)	(31,996.10)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	6.394859%	6.556869%	6.472159%

Current Deferred Interest	2,842,757.71	2,711,825.06	5,554,582.77
Cumulative Deferred Interest	2,842,757.71	2,711,825.06	5,554,582.77
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		37,697,535.54	2,023,177.24	4,584,744.44	44,305,457.22
	% Balance		1.72%	0.09%	0.21%	2.02%
	# Loans		113	9	15	137
	% # Loans		1.69%	0.13%	0.22%	2.05%

FORECLOSURE	Balance	0.00	0.00	0.00	339,437.89	339,437.89
	% Balance	0.00%	0.00%	0.00%	0.02%	0.02%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.01%	0.01%

BANKRUPTCY	Balance	1,358,679.80	0.00	0.00	240,509.75	1,599,189.55
	% Balance	0.06%	0.00%	0.00%	0.01%	0.07%
	# Loans	3	0	0	1	4
	% # Loans	0.04%	0.00%	0.00%	0.01%	0.06%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,358,679.80	37,697,535.54	2,023,177.24	5,164,692.08	46,244,084.66
	% Balance	0.06%	1.72%	0.09%	0.24%	2.11%
	# Loans	3	113	9	17	142
	% # Loans	0.04%	1.69%	0.13%	0.25%	2.12%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		18,008,041.38	1,217,169.78	2,067,232.30	21,292,443.46
	% Balance		1.72%	0.12%	0.20%	2.04%
	# Loans		74	7	10	91
	% # Loans		1.68%	0.16%	0.23%	2.07%

FORECLOSURE	Balance	0.00	0.00	0.00	339,437.89	339,437.89
	% Balance	0.00%	0.00%	0.00%	0.03%	0.03%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.02%	0.02%

BANKRUPTCY	Balance	335,405.56	0.00	0.00	240,509.75	575,915.31
	% Balance	0.03%	0.00%	0.00%	0.02%	0.06%
	# Loans	1	0	0	1	2
	% # Loans	0.02%	0.00%	0.00%	0.02%	0.05%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	335,405.56	18,008,041.38	1,217,169.78	2,647,179.94	22,207,796.66
	% Balance	0.03%	1.72%	0.12%	0.25%	2.13%
	# Loans	1	74	7	12	94
	% # Loans	0.02%	1.68%	0.16%	0.27%	2.14%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		19,689,494.16	806,007.46	2,517,512.14	23,013,013.76
	% Balance		1.72%	0.07%	0.22%	2.01%
	# Loans		39	2	5	46
	% # Loans		1.70%	0.09%	0.22%	2.01%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	1,023,274.24	0.00	0.00	0.00	1,023,274.24
	% Balance	0.09%	0.00%	0.00%	0.00%	0.09%
	# Loans	2	0	0	0	2
	% # Loans	0.09%	0.00%	0.00%	0.00%	0.09%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,023,274.24	19,689,494.16	806,007.46	2,517,512.14	24,036,288.00
	% Balance	0.09%	1.72%	0.07%	0.22%	2.10%
	# Loans	2	39	2	5	48
	% # Loans	0.09%	1.70%	0.09%	0.22%	2.10%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution
Foreclosure Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became Foreclosure Property in a Prior Period:
121773192 1	335,000.00	339,437.89	01-Sep-2005	6.938%	MA - 56.30%	360	01-Oct-2005

TOTAL	335,000.00	339,437.89

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	53	95	148
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	53	95	148
Curtailments Amount	(1,938,154.03)	(1,894,020.35)	(3,832,174.38)
Paid in Full Balance	25,451,242.62	22,010,132.06	47,461,374.68
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	23,513,088.59	20,116,111.71	43,629,200.30
Cumulative

Number of Paid in Full Loans	262	472	734
Number of Repurchased Loans	4	6	10
Total Number of Loans Prepaid in Full	266	478	744
Paid in Full Balance	134,962,531.73	109,863,842.33	244,826,374.06
Repurchased Loans Balance	2,318,728.15	1,568,082.65	3,886,810.80
Curtailments Amount	(13,345,361.95)	(13,126,951.24)	(26,472,313.19)
Total Prepayment Amount	123,935,897.93	98,304,973.74	222,240,871.67

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	2.01%	1.89%	1.95%
3 Months Avg SMM	1.84%	1.64%	1.74%
12 Months Avg SMM	1.28%	1.12%	1.20%
Avg SMM Since Cut-off	1.28%	1.12%	1.20%

CPR	21.67%	20.45%	21.09%
3 Months Avg CPR	19.94%	18.00%	19.02%
12 Months Avg CPR	14.30%	12.62%	13.50%
Avg CPR Since Cut-off	14.30%	12.62%	13.50%

PSA	1,139.44%	1,103.54%	1,122.66%
3 Months Avg PSA Approximation	1,171.44%	1,088.20%	1,132.71%
12 Months Avg PSA Approximation	1,189.78%	1,092.92%	1,145.03%
Avg PSA Since Cut-off Approximation	1,189.77%	1,092.92%	1,145.03%

CPR by Groups

24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jun-04
Dec-04
Jun-05
Dec-05
Group 1
Group 2

Total CPR

24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jun-04
Dec-04
Jun-05
Dec-05

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-04
Dec-04
Jun-05
Dec-05
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-04
Dec-04
Jun-05
Dec-05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution

CPR Avg since Cut-Off by Groups
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jun-04
Dec-04
Jun-05
Dec-05
Group 1
Group 2

Total CPR Avg since Cut-Off
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jun-04
Dec-04
Jun-05
Dec-05

PSA Avg since Cut-Off by Groups
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-04
Dec-04
Jun-05
Dec-05
Group 1
Group 2

Total PSA Avg since Cut-Off
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-04
Dec-04
Jun-05
Dec-05

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidation Balance)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121201241	1	80,000.00	80,507.78	08-May-2006	6.938%	CA - 66.67%	Paid Off - 360	01-Aug-2005
121233245	1	131,250.00	133,602.14	18-Apr-2006	7.513%	FL - 78.59%	Paid Off - 360	01-Aug-2005
121284937	2	459,634.00	456,722.66	30-Apr-2006	7.088%	CA - 66.13%	Paid Off - 360	01-Aug-2005
121317266	1	305,000.00	307,883.12	27-Apr-2006	7.088%	NY - 71.77%	Paid Off - 360	01-Aug-2005
121345526	1	212,000.00	211,283.10	20-Apr-2006	6.538%	CA - 69.51%	Paid Off - 360	01-Aug-2005
121361196	1	195,000.00	196,766.09	27-Apr-2006	6.938%	FL - 67.24%	Paid Off - 360	01-Sep-2005
121374189	1	320,000.00	320,696.85	25-Apr-2006	6.625%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121392555	1	118,400.00	119,940.30	01-May-2006	6.788%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121400547	2	400,000.00	405,339.99	02-May-2006	6.838%	SC - 80.00%	Paid Off - 360	01-Aug-2005
121407281	1	192,500.00	194,135.82	26-Apr-2006	7.238%	NJ - 71.83%	Paid Off - 360	01-Aug-2005
121411749	1	260,000.00	263,485.37	27-Apr-2006	7.138%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121415707	2	701,000.00	708,501.08	01-May-2006	6.738%	CA - 56.53%	Paid Off - 360	01-Jul-2005
121419401	2	500,000.00	498,969.78	04-May-2006	6.688%	CA - 73.64%	Paid Off - 360	01-Aug-2005
121432630	2	476,000.00	482,202.92	24-Apr-2006	6.688%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121435560	2	458,000.00	461,744.28	26-Apr-2006	6.088%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121437691	1	239,800.00	240,093.20	02-May-2006	6.488%	MN - 79.96%	Paid Off - 360	01-Aug-2005
121438530	1	304,000.00	306,983.50	09-May-2006	6.338%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121444948	1	166,400.00	166,602.71	09-May-2006	6.888%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121446337	1	220,500.00	223,257.87	28-Apr-2006	6.738%	CA - 44.55%	Paid Off - 360	01-Aug-2005
121455499	2	441,315.00	445,585.40	27-Apr-2006	6.588%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121459009	2	362,160.00	366,994.84	17-Apr-2006	6.838%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121460291	1	290,400.00	294,673.09	21-Apr-2006	7.038%	NJ - 79.56%	Paid Off - 360	01-Aug-2005
121463247	1	319,000.00	321,517.44	28-Apr-2006	7.138%	CA - 74.36%	Paid Off - 360	01-Aug-2005
121466488	1	276,750.00	281,708.46	21-Apr-2006	7.238%	CA - 75.00%	Paid Off - 360	01-Jul-2005
121482113	1	278,625.00	272,629.20	12-May-2006	1.000%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121488015	1	204,000.00	207,141.08	04-May-2006	7.138%	CA - 79.07%	Paid Off - 360	01-Aug-2005
121489800	1	189,000.00	190,528.67	10-May-2006	6.588%	AZ - 77.14%	Paid Off - 360	01-Aug-2005
121490366	1	132,000.00	133,543.18	15-May-2006	6.938%	PA - 69.47%	Paid Off - 360	01-Aug-2005
121495204	1	198,000.00	199,936.44	10-May-2006	6.488%	CT - 68.28%	Paid Off - 360	01-Aug-2005
121497410	1	300,000.00	304,372.65	02-May-2006	7.238%	NY - 73.17%	Paid Off - 360	01-Aug-2005
121503651	1	273,000.00	276,194.37	08-May-2006	7.038%	CA - 61.21%	Paid Off - 360	01-Aug-2005
121505723	2	398,000.00	403,313.27	26-Apr-2006	6.838%	CA - 56.86%	Paid Off - 360	01-Aug-2005
121506106	1	255,000.00	255,686.27	04-May-2006	7.138%	NV - 65.39%	Paid Off - 360	01-Aug-2005
121507278	1	192,000.00	194,581.06	10-May-2006	6.938%	NJ - 78.37%	Paid Off - 360	01-Aug-2005
121507549	1	280,000.00	279,234.53	25-Apr-2006	6.838%	CA - 84.08%	Paid Off - 360	01-Aug-2005
121507767	1	200,000.00	202,806.40	19-Apr-2006	6.938%	FL - 29.41%	Paid Off - 360	01-Aug-2005
121508466	1	148,000.00	149,807.74	28-Apr-2006	6.938%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121508957	1	245,000.00	248,103.74	01-May-2006	6.738%	NJ - 70.00%	Paid Off - 360	01-Aug-2005
121509014	1	122,000.00	121,884.28	26-Apr-2006	7.138%	IL - 65.95%	Paid Off - 360	01-Aug-2005
121509468	1	328,000.00	332,490.62	05-May-2006	6.888%	MA - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121511832	1	243,000.00	244,458.78	24-Apr-2006	6.938%	AZ - 55.23%	Paid Off - 360	01-Sep-2005
121512181	1	276,000.00	269,443.58	20-Apr-2006	7.038%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121515092	1	144,800.00	146,309.27	27-Apr-2006	7.038%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121515156	2	393,300.00	394,429.99	09-May-2006	6.838%	CA - 53.88%	Paid Off - 360	01-Aug-2005
121517872	1	251,000.00	252,168.81	02-May-2006	6.938%	MA - 60.48%	Paid Off - 360	01-Sep-2005
121518499	1	119,200.00	120,306.71	20-Apr-2006	7.038%	FL - 74.04%	Paid Off - 360	01-Sep-2005
121520610	1	99,200.00	100,279.97	17-Apr-2006	6.688%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121522229	1	96,000.00	93,115.22	27-Apr-2006	6.388%	AR - 76.80%	Paid Off - 360	01-Sep-2005
121522366	2	505,000.00	512,152.59	09-May-2006	7.238%	CA - 72.14%	Paid Off - 360	01-Sep-2005
121524116	1	80,000.00	81,026.70	01-May-2006	7.138%	FL - 65.04%	Paid Off - 360	01-Aug-2005
121528295	1	344,000.00	347,297.53	27-Apr-2006	7.138%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121534337	1	261,000.00	259,310.45	27-Apr-2006	6.838%	CA - 75.65%	Paid Off - 360	01-Sep-2005
121541184	2	382,875.00	388,770.21	28-Apr-2006	7.138%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121545450	1	296,000.00	300,153.51	10-May-2006	6.938%	NJ - 78.93%	Paid Off - 360	01-Aug-2005
121546580	1	213,000.00	210,887.02	28-Apr-2006	7.238%	CA - 73.96%	Paid Off - 360	01-Aug-2005
121554546	2	465,000.00	463,743.86	11-May-2006	6.838%	NY - 74.40%	Paid Off - 360	01-Oct-2005
121559565	2	377,000.00	380,877.77	12-May-2006	6.388%	CA - 79.96%	Paid Off - 360	01-Aug-2005
121562289	1	301,000.00	303,873.74	27-Apr-2006	6.688%	CA - 58.45%	Paid Off - 360	01-Aug-2005
121562369	2	384,000.00	388,210.94	26-Apr-2006	6.488%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121563721	2	388,000.00	394,165.73	25-Apr-2006	7.000%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121566715	1	243,700.00	246,505.55	02-May-2006	7.188%	NJ - 74.99%	Paid Off - 360	01-Sep-2005
121568407	2	528,836.00	534,805.70	04-May-2006	6.538%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121568613	2	538,300.00	540,645.97	30-Apr-2006	6.688%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121570582	1	252,000.00	252,034.70	17-Apr-2006	7.038%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121572766	1	240,000.00	243,645.60	27-Apr-2006	7.138%	AZ - 74.07%	Paid Off - 360	01-Aug-2005
121576013	2	543,000.00	547,474.93	12-May-2006	6.088%	CA - 79.85%	Paid Off - 360	01-Aug-2005
121576958	1	236,250.00	240,007.55	11-May-2006	7.238%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121579142	1	119,700.00	120,263.02	17-Apr-2006	6.338%	FL - 81.71%	Paid Off - 360	01-Aug-2005
121580880	1	389,000.00	394,718.82	01-May-2006	7.038%	NY - 67.65%	Paid Off - 360	01-Aug-2005
121582987	1	320,000.00	324,490.22	08-May-2006	6.938%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121585481	1	233,000.00	235,865.22	03-May-2006	6.938%	CA - 59.74%	Paid Off - 360	01-Aug-2005
121585721	1	80,000.00	78,145.66	24-Apr-2006	6.838%	CT - 47.06%	Paid Off - 360	01-Aug-2005
121587519	2	544,500.00	542,225.43	02-May-2006	6.738%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121587978	2	400,000.00	400,914.54	02-May-2006	7.138%	MD - 74.77%	Paid Off - 360	01-Sep-2005
121592165	1	185,000.00	186,670.19	10-May-2006	6.938%	NJ - 76.45%	Paid Off - 360	01-Oct-2005
121597600	2	595,000.00	472,478.46	24-Apr-2006	6.788%	CA - 55.09%	Paid Off - 360	01-Sep-2005
121601680	2	456,000.00	460,612.29	11-May-2006	7.125%	CA - 79.72%	Paid Off - 360	01-Jul-2005
121601686	2	400,000.00	405,119.92	26-Apr-2006	6.750%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121605206	2	361,000.00	365,253.44	12-May-2006	6.838%	CA - 57.76%	Paid Off - 360	01-Sep-2005
121609020	1	164,000.00	166,126.79	04-May-2006	7.038%	MN - 80.00%	Paid Off - 360	01-Sep-2005
121614779	2	368,000.00	366,811.88	17-Apr-2006	6.838%	FL - 59.36%	Paid Off - 360	01-Sep-2005
121616605	1	260,000.00	264,180.96	18-Apr-2006	7.238%	CA - 74.29%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121617719	1	270,400.00	272,741.45	26-Apr-2006	7.138%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121620356	1	154,500.00	155,822.73	20-Apr-2006	7.038%	CA - 71.86%	Paid Off - 360	01-Aug-2005
121620947	2	400,000.00	404,595.46	25-Apr-2006	6.838%	WA - 76.19%	Paid Off - 360	01-Sep-2005
121621847	2	360,000.00	360,765.74	20-Apr-2006	6.938%	NJ - 73.77%	Paid Off - 360	01-Sep-2005
121623663	2	489,500.00	493,869.51	20-Apr-2006	6.188%	CA - 69.93%	Paid Off - 360	01-Aug-2005
121624985	1	248,000.00	247,230.42	27-Apr-2006	7.088%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121625638	2	402,400.00	405,393.35	28-Apr-2006	6.588%	NV - 80.00%	Paid Off - 360	01-Sep-2005
121627314	2	563,700.00	571,994.56	08-May-2006	7.038%	CA - 66.32%	Paid Off - 360	01-Aug-2005
121627320	2	512,400.00	513,584.32	03-May-2006	6.888%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121628172	1	292,000.00	292,190.37	28-Apr-2006	7.138%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121631114	1	113,600.00	115,073.68	24-Apr-2006	7.038%	AZ - 75.73%	Paid Off - 360	01-Sep-2005
121633188	1	318,750.00	323,074.70	17-Apr-2006	7.138%	NJ - 74.13%	Paid Off - 360	01-Sep-2005
121638038	1	320,000.00	252,479.35	10-May-2006	6.688%	CA - 50.08%	Paid Off - 360	01-Aug-2005
121638827	2	451,500.00	452,509.12	08-May-2006	6.588%	CA - 79.99%	Paid Off - 360	01-Sep-2005
121640780	1	195,000.00	197,342.86	01-May-2006	7.238%	HI - 75.00%	Paid Off - 360	01-Sep-2005
121642663	1	150,000.00	151,382.94	26-Apr-2006	6.688%	CA - 44.78%	Paid Off - 360	01-Aug-2005
121643081	2	504,000.00	510,388.11	20-Apr-2006	6.988%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121650664	2	448,000.00	449,931.57	24-Apr-2006	6.638%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121653817	1	155,000.00	156,803.86	11-May-2006	7.138%	FL - 70.46%	Paid Off - 360	01-Oct-2005
121654728	1	328,000.00	331,900.56	02-May-2006	7.188%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121659545	2	770,000.00	780,025.91	02-May-2006	6.888%	CA - 61.60%	Paid Off - 360	01-Aug-2005
121659582	2	475,000.00	468,533.82	18-Apr-2006	6.188%	CA - 54.29%	Paid Off - 360	01-Aug-2005
121659674	1	67,600.00	68,486.98	28-Apr-2006	7.063%	FL - 24.14%	Paid Off - 360	01-Sep-2005
121661044	1	195,750.00	193,991.61	27-Apr-2006	7.238%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121663819	2	467,000.00	472,123.67	17-Apr-2006	6.738%	CA - 71.85%	Paid Off - 360	01-Sep-2005
121665727	1	204,000.00	206,459.04	10-May-2006	6.888%	CA - 72.86%	Paid Off - 360	01-Sep-2005
121666318	2	372,000.00	371,779.71	18-Apr-2006	6.750%	CA - 52.39%	Paid Off - 360	01-Jul-2005
121668108	1	323,000.00	327,797.37	08-May-2006	7.000%	CA - 77.83%	Paid Off - 360	01-Jul-2005
121670781	1	100,000.00	101,009.99	25-Apr-2006	7.338%	CA - 35.46%	Paid Off - 360	01-Oct-2005
121671870	1	312,000.00	316,228.10	17-Apr-2006	7.138%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121674260	1	400,000.00	404,686.51	28-Apr-2006	6.838%	NY - 56.34%	Paid Off - 360	01-Sep-2005
121685910	1	184,000.00	185,730.74	24-Apr-2006	7.138%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121686133	1	300,000.00	301,672.48	18-Apr-2006	7.138%	CA - 72.29%	Paid Off - 360	01-Sep-2005
121689927	1	328,000.00	332,254.92	05-May-2006	7.038%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121693208	2	675,000.00	679,634.29	28-Apr-2006	6.138%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121695872	1	277,200.00	279,971.95	15-May-2006	6.538%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121704335	2	419,000.00	420,421.18	26-Apr-2006	6.838%	CA - 72.24%	Paid Off - 360	01-Sep-2005
121713472	1	204,000.00	206,740.39	04-May-2006	7.138%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121717694	2	362,400.00	366,449.35	20-Apr-2006	6.625%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121717696	2	468,000.00	474,353.38	24-Apr-2006	7.375%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121723723	2	474,400.00	477,218.02	25-Apr-2006	6.875%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121752381	1	280,000.00	282,994.38	28-Apr-2006	7.500%	CA - 86.15%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121761775	2	716,000.00	727,501.08	15-May-2006	7.488%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121761783	2	650,000.00	652,865.24	28-Apr-2006	6.313%	CA - 69.74%	Paid Off - 360	01-Aug-2005
121768272	1	250,000.00	252,655.17	28-Apr-2006	6.938%	CA - 53.19%	Paid Off - 360	01-Oct-2005
121772057	1	240,000.00	242,670.57	12-May-2006	7.038%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121775262	1	183,815.00	183,015.09	24-Apr-2006	7.038%	TX - 79.92%	Paid Off - 360	01-Sep-2005
121780054	2	404,500.00	409,001.71	01-May-2006	7.038%	CA - 77.05%	Paid Off - 360	01-Oct-2005
121783265	1	304,000.00	305,771.18	17-Apr-2006	6.888%	MN - 80.00%	Paid Off - 360	01-Sep-2005
121788112	1	270,000.00	273,341.82	25-Apr-2006	6.938%	CT - 77.14%	Paid Off - 360	01-Sep-2005
121790736	2	360,000.00	363,457.67	11-May-2006	6.738%	CA - 64.63%	Paid Off - 360	01-Oct-2005
121792669	1	308,000.00	311,534.30	27-Apr-2006	7.138%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121796994	1	258,000.00	261,133.78	28-Apr-2006	7.238%	VA - 74.78%	Paid Off - 360	01-Oct-2005
121802499	1	339,500.00	343,105.71	10-May-2006	6.938%	NY - 70.00%	Paid Off - 360	01-Oct-2005
121809535	2	512,000.00	516,817.54	09-May-2006	6.688%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121810440	1	192,000.00	191,373.10	02-May-2006	6.688%	CO - 80.00%	Paid Off - 360	01-Sep-2005
121828464	2	511,200.00	511,514.94	04-May-2006	6.763%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121830712	2	840,000.00	849,990.14	24-Apr-2006	6.875%	AZ - 70.00%	Paid Off - 360	01-Sep-2005
121830746	1	352,000.00	352,044.56	04-May-2006	7.000%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121831813	1	276,000.00	277,090.71	02-May-2006	6.938%	NY - 80.00%	Paid Off - 360	01-Oct-2005
121833349	2	600,000.00	606,219.93	08-May-2006	6.888%	CA - 64.87%	Paid Off - 360	01-Oct-2005
121834076	1	239,000.00	240,388.94	20-Apr-2006	6.888%	CA - 66.39%	Paid Off - 360	01-Oct-2005
121843126	2	400,000.00	352,235.43	24-Apr-2006	6.538%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121849645	1	277,000.00	280,223.65	02-May-2006	7.138%	NJ - 66.75%	Paid Off - 360	01-Oct-2005
121851802	1	135,500.00	136,051.01	02-May-2006	6.438%	MI - 93.45%	Paid Off - 360	01-Oct-2005
121862406	1	143,000.00	142,302.45	09-May-2006	6.875%	CA - 60.08%	Paid Off - 360	01-Sep-2005

TOTAL		47,345,010.00	47,461,374.68

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jun-04
Dec-04
Jun-05
Dec-05
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jun-04
Dec-04
Jun-05
Dec-05

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jun-04
Dec-04
Jun-05
Dec-05
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jun-04
Dec-04
Jun-05
Dec-05

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2006 Distribution

Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	91.057083%	91.156528%	91.104532%
Next Senior Percentage	90.873214%	90.986281%	90.927198%
Current Subordinate Percentage	8.942917%	8.843472%	8.895468%
Next Subordinate Percentage	9.126786%	9.013719%	9.072802%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 1 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 2 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 3 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 4 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 5 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 6 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 7 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 8 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 9 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		19
		9. Prepayment Detail Report		22
		10. Realized Loss Report		27
		11. Realized Loss Detail Report		30
		12. Triggers and Adj. Cert. Report		31
		13. Other Related Information		32

		Total Number of Pages		32

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	June 26, 2006	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	May 31, 2006	Factor Information:		(800) 735-7777
	June 23, 2006	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	570,444,517.16	2,733,696.89	14,535,470.07	17,269,166.96	0.00	0.00	555,909,047.09
1-A-2	FLT		$262,356,000.00	237,685,366.47	1,244,679.04	6,056,449.71	7,301,128.75	0.00	0.00	231,628,916.76
1-A-3A	FLT		$77,413,000.00	70,133,472.36	344,199.50	1,787,067.73	2,131,267.23	0.00	0.00	68,346,404.63
1-A-3B	FLT		$80,000,000.00	72,477,203.97	349,259.59	1,846,788.24	2,196,047.83	0.00	0.00	70,630,415.73
2-A-1A	FLT		$398,032,000.00	355,558,292.09	1,703,914.35	10,270,250.06	11,974,164.41	0.00	0.00	345,288,042.03
2-A-1B	FLT		$300,000,000.00	267,987,216.17	1,396,213.40	7,740,772.15	9,136,985.55	0.00	0.00	260,246,444.02
2-A-2A	FLT		$50,000,000.00	44,664,536.02	216,821.51	1,290,128.69	1,506,950.20	0.00	0.00	43,374,407.33
2-A-2B	FLT		$65,846,000.00	58,819,620.79	265,227.47	1,698,996.28	1,964,223.75	0.00	0.00	57,120,624.51
2-A-2C	FLT		$175,000,000.00	156,325,876.08	790,835.24	4,515,450.42	5,306,285.66	0.00	0.00	151,810,425.66
2-A-3A	FLT		$84,508,000.00	75,490,212.21	370,489.19	2,180,523.91	2,551,013.10	0.00	0.00	73,309,688.30
2-A-3B	FLT		$90,000,000.00	80,396,164.86	387,420.19	2,322,231.64	2,709,651.83	0.00	0.00	78,073,933.22
1-X	CSTR		$0.00	0.00	613,985.95	0.00	613,985.95	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	506,729.00	0.00	506,729.00	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,175,817.07	61,271.42	28.81	61,300.23	0.00	0.00	12,175,788.26
B-2	SUB		$49,300,000.00	49,198,244.48	249,763.09	116.42	249,879.51	0.00	0.00	49,198,128.06
B-3	SUB		$33,764,000.00	33,694,310.88	178,542.41	79.73	178,622.14	0.00	0.00	33,694,231.15
B-4	SUB		$14,470,000.00	14,440,133.83	77,286.81	34.17	77,320.98	0.00	0.00	14,440,099.66
B-5	SUB		$13,264,000.00	13,236,623.01	72,492.57	31.32	72,523.89	0.00	0.00	13,236,591.69
B-6	SUB		$10,853,000.00	10,830,599.34	60,952.21	25.63	60,977.84	0.00	0.00	10,830,573.71
B-7	SUB		$9,647,000.00	9,627,088.52	54,179.11	22.78	54,201.89	0.00	0.00	9,627,065.74
B-8	SUB		$7,235,000.00	7,220,066.91	40,632.93	17.09	40,650.02	0.00	0.00	7,220,049.82
B-9	SUB		$16,882,000.00	16,847,155.44	94,812.05	39.87	94,851.92	0.00	0.00	16,847,115.57
B-10	SUB		$18,088,000.00	18,050,666.26	101,585.14	42.71	101,627.85	0.00	0.00	18,050,623.55
B-11	SUB		$13,269,015.79	13,241,628.42	74,520.94	31.32	74,552.26	0.02	0.00	13,241,597.08
B-X	CSTR		$0.00	0.00	25,179.99	0.00	25,179.99	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	538,918.16	0.00	538,918.16	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	259,081.51	0.00	259,081.51	0.00	0.00	100.00

Total			2,411,782,315.79	2,188,545,012.34 12,812,689.66		54,244,598.75	67,057,288.41	0.02	0.00	2,134,300,413.57

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	05/25/06	06/25/06	A-Act/360	45660LVZ9	629,654,000.00	905.965049	4.341586	23.084853	27.426439	882.880196
1-A-2	05/25/06	06/25/06	A-Act/360	45660LWA3	262,356,000.00	905.965049	4.744237	23.084853	27.829090	882.880196
1-A-3A	05/25/06	06/25/06	A-Act/360	45660LWB1	77,413,000.00	905.965049	4.446275	23.084853	27.531128	882.880196
1-A-3B	05/25/06	06/25/06	A-Act/360	45660LWC9	80,000,000.00	905.965050	4.365745	23.084853	27.450598	882.880197
2-A-1A	05/25/06	06/25/06	A-Act/360	45660LWD7	398,032,000.00	893.290721	4.280848	25.802574	30.083421	867.488147
2-A-1B	05/25/06	06/25/06	A-Act/360	45660LWE5	300,000,000.00	893.290721	4.654045	25.802574	30.456618	867.488147
2-A-2A	05/25/06	06/25/06	A-Act/360	45660LWV7	50,000,000.00	893.290720	4.336430	25.802574	30.139004	867.488147
2-A-2B	05/01/06	05/30/06	A-30/360	45660LWW5	65,846,000.00	893.290721	4.027997	25.802574	29.830571	867.488147
2-A-2C	05/25/06	06/25/06	A-Act/360	45660LWF2	175,000,000.00	893.290720	4.519059	25.802574	30.321632	867.488147
2-A-3A	05/25/06	06/25/06	A-Act/360	45660LWG0	84,508,000.00	893.290721	4.384072	25.802574	30.186646	867.488147
2-A-3B	05/25/06	06/25/06	A-Act/360	45660LWH8	90,000,000.00	893.290721	4.304669	25.802574	30.107243	867.488147
1-X	05/01/06	05/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.585070	0.000000	0.585070	0.000000
2-X	05/01/06	05/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.435564	0.000000	0.435564	0.000000
A-R	05/01/06	05/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	05/25/06	06/25/06	A-Act/360	45660LWJ4	12,201,000.00	997.935995	5.021836	0.002361	5.024197	997.933633
B-2	05/25/06	06/25/06	A-Act/360	45660LWK1	49,300,000.00	997.935994	5.066188	0.002361	5.068550	997.933632
B-3	05/25/06	06/25/06	A-Act/360	45660LWL9	33,764,000.00	997.935993	5.287952	0.002361	5.290313	997.933632
B-4	05/25/06	06/25/06	A-Act/360	45660LWM7	14,470,000.00	997.935994	5.341176	0.002361	5.343537	997.933632
B-5	05/25/06	06/25/06	A-Act/360	45660LWN5	13,264,000.00	997.935993	5.465363	0.002361	5.467724	997.933632
B-6	05/25/06	06/25/06	A-Act/360	45660LWP0	10,853,000.00	997.935994	5.616162	0.002362	5.618524	997.933632
B-7	05/25/06	06/25/06	A-Act/360	45660LWQ8	9,647,000.00	997.935993	5.616162	0.002361	5.618523	997.933631
B-8	05/25/06	06/25/06	A-Act/360	45660LWR6	7,235,000.00	997.935993	5.616162	0.002362	5.618524	997.933631
B-9	05/25/06	06/25/06	A-Act/360	45660LWX3	16,882,000.00	997.935993	5.616162	0.002362	5.618524	997.933632
B-10	05/25/06	06/25/06	A-Act/360	45660LWY1	18,088,000.00	997.935994	5.616162	0.002361	5.618523	997.933633
B-11	05/25/06	06/25/06	A-Act/360	45660LWZ8	13,269,015.79	997.935991	5.616162	0.002360	5.618522	997.933629
B-X	05/01/06	05/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.126550	0.000000	0.126550	0.000000
P-1	05/25/06	06/24/06	A-30/360	45660LYU7	100.00	1,000.000000	5,389,181.600000	0.000000 5,389,181.600000		1,000.000000
P-2	05/25/06	06/24/06	A-30/360	45660LYV5	100.00	1,000.000000	2,590,815.100000	0.000000 2,590,815.100000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	23,243,784.02	72,576,265.80	1,168,687.11	73,744,952.91	96,988,736.93	0.00	0.00	555,909,047.09
1-A-2	262,356,000.00	10,710,505.91	30,240,129.97	486,953.27	30,727,083.24	41,437,589.15	0.00	0.00	231,628,916.76
1-A-3A	77,413,000.00	2,936,395.01	8,922,910.78	143,684.59	9,066,595.37	12,002,990.38	0.00	0.00	68,346,404.63
1-A-3B	80,000,000.00	2,971,977.47	9,221,098.01	148,486.26	9,369,584.27	12,341,561.74	0.00	0.00	70,630,415.73
2-A-1A	398,032,000.00	14,578,764.95	51,878,554.67	865,403.30	52,743,957.97	67,322,722.92	0.00	0.00	345,288,042.03
2-A-1B	300,000,000.00	12,082,386.99	39,101,294.38	652,261.60	39,753,555.98	51,835,942.97	0.00	0.00	260,246,444.02
2-A-2A	50,000,000.00	1,858,518.18	6,516,882.40	108,710.27	6,625,592.67	8,484,110.85	0.00	0.00	43,374,407.33
2-A-2B	65,846,000.00	2,282,511.85	8,582,212.76	143,162.73	8,725,375.49	11,007,887.34	0.00	0.00	57,120,624.51
2-A-2C	175,000,000.00	6,817,179.73	22,809,088.40	380,485.94	23,189,574.34	30,006,754.07	0.00	0.00	151,810,425.66
2-A-3A	84,508,000.00	3,180,543.28	11,014,573.95	183,737.75	11,198,311.70	14,378,854.98	0.00	0.00	73,309,688.30
2-A-3B	90,000,000.00	3,317,394.37	11,730,388.29	195,678.48	11,926,066.78	15,243,461.15	0.00	0.00	78,073,933.22
1-X	0.00	7,327,368.40	0.00	0.00	0.00	7,327,368.40	0.00	0.00	0.00
2-X	0.00	6,527,096.06	0.00	0.00	0.00	6,527,096.06	0.00	0.00	0.00
A-R	100.00	138,549.39	82.31	17.69	100.00	138,649.39	0.00	0.00	0.00
B-1	12,201,000.00	494,686.63	0.00	25,211.74	25,211.74	519,898.37	0.00	0.00	12,175,788.26
B-2	49,300,000.00	2,018,824.78	0.00	101,871.94	101,871.94	2,120,696.72	0.00	0.00	49,198,128.06
B-3	33,764,000.00	1,451,006.45	0.00	69,768.85	69,768.85	1,520,775.30	0.00	0.00	33,694,231.15
B-4	14,470,000.00	628,880.62	0.00	29,900.34	29,900.34	658,780.96	0.00	0.00	14,440,099.66
B-5	13,264,000.00	591,509.25	0.00	27,408.31	27,408.31	618,917.56	0.00	0.00	13,236,591.69
B-6	10,853,000.00	498,936.28	0.00	22,426.29	22,426.29	521,362.57	0.00	0.00	10,830,573.71
B-7	9,647,000.00	434,774.83	0.00	19,934.26	19,934.26	454,709.09	0.00	0.00	9,627,065.74
B-8	7,235,000.00	313,511.63	0.00	14,950.18	14,950.18	328,461.81	0.00	0.00	7,220,049.82
B-9	16,882,000.00	731,541.59	0.00	34,884.43	34,884.43	766,426.02	0.00	0.00	16,847,115.57
B-10	18,088,000.00	783,800.76	0.00	37,376.45	37,376.45	821,177.21	0.00	0.00	18,050,623.55
B-11	13,269,015.79	574,981.45	0.00	27,418.61	27,418.61	602,400.06	0.09	0.00	13,241,597.08
B-X	0.00	656,370.95	0.00	0.00	0.00	656,370.95	0.00	0.00	0.00
P-1	100.00	2,405,545.34	0.00	0.00	0.00	2,405,545.34	0.00	0.00	100.00
P-2	100.00	1,582,354.96	0.00	0.00	0.00	1,582,354.96	0.00	0.00	100.00

Total	2,411,782,315.79111,139,701.13		272,593,481.72	4,888,420.39	277,481,902.12	388,621,603.25	0.09	0.00	2,134,300,413.57

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.39125%	570,444,517.16	2,733,696.89	0.00	0.00	0.00	2,733,696.89	2,733,696.89	0.00
1-A-2	5.89125%	237,685,366.47	1,244,679.04	0.00	0.00	0.00	1,244,679.04	1,244,679.04	0.00
1-A-3A	5.52125%	70,133,472.36	344,199.50	0.00	0.00	0.00	344,199.50	344,199.50	0.00
1-A-3B	5.42125%	72,477,203.97	349,259.59	0.00	0.00	0.00	349,259.59	349,259.59	0.00
2-A-1A	5.39125%	355,558,292.09	1,703,914.35	0.00	0.00	0.00	1,703,914.35	1,703,914.35	0.00
2-A-1B	5.86125%	267,987,216.17	1,396,213.40	0.00	0.00	0.00	1,396,213.40	1,396,213.40	0.00
2-A-2A	5.46125%	44,664,536.02	216,821.51	0.00	0.00	0.00	216,821.51	216,821.51	0.00
2-A-2B	5.41100%	58,819,620.79	265,227.47	0.00	0.00	0.00	265,227.47	265,227.47	0.00
2-A-2C	5.69125%	156,325,876.08	790,835.24	0.00	0.00	0.00	790,835.24	790,835.24	0.00
2-A-3A	5.52125%	75,490,212.21	370,489.19	0.00	0.00	0.00	370,489.19	370,489.19	0.00
2-A-3B	5.42125%	80,396,164.86	387,420.19	0.00	0.00	0.00	387,420.19	387,420.19	0.00
1-X	0.00000%	0.00	613,985.95	0.00	0.00	0.00	613,985.95	613,985.95	0.00
2-X	0.00000%	0.00	506,729.00	0.00	0.00	0.00	506,729.00	506,729.00	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.66125%	12,175,817.07	61,271.42	0.00	0.00	0.00	61,271.42	61,271.42	0.00
B-2	5.71125%	49,198,244.48	249,763.09	0.00	0.00	0.00	249,763.09	249,763.09	0.00
B-3	5.96125%	33,694,310.88	178,542.41	0.00	0.00	0.00	178,542.41	178,542.41	0.00
B-4	6.02125%	14,440,133.83	77,286.81	0.00	0.00	0.00	77,286.81	77,286.81	0.00
B-5	6.16125%	13,236,623.01	72,492.57	0.00	0.00	0.00	72,492.57	72,492.57	0.00
B-6	6.33125%	10,830,599.34	60,952.21	0.00	0.00	0.00	60,952.21	60,952.21	0.00
B-7	6.33125%	9,627,088.52	54,179.11	0.00	0.00	0.00	54,179.11	54,179.11	0.00
B-8	6.33125%	7,220,066.91	40,632.93	0.00	0.00	0.00	40,632.93	40,632.93	0.00
B-9	6.33125%	16,847,155.44	94,812.05	0.00	0.00	0.00	94,812.05	94,812.05	0.00
B-10	6.33125%	18,050,666.26	101,585.14	0.00	0.00	0.00	101,585.14	101,585.14	0.00
B-11	6.33125%	13,241,628.42	74,520.94	0.00	0.00	0.00	74,520.94	74,520.94	0.00
B-X	0.00000%	0.00	25,179.99	0.00	0.00	0.00	25,179.99	25,179.99	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	538,918.16	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	259,081.51	0.00

Total		2,188,545,012.34	12,014,689.99	0.00	0.00	0.00	12,014,689.99	12,812,689.66	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	613,985.95	0.00	613,985.95	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	506,729.00	0.00	506,729.00	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	25,179.99	0.00	25,179.99	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,145,894.94	0.00	1,145,894.94	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	05/01/06	05/30/06	A-30/360	1,049,423,000.00		905.965049	0.585070	0.000000	0.585070	882.880196
2-X-IO	05/01/06	05/30/06	A-30/360	1,163,386,000.00		893.290721	0.435564	0.000000	0.435564	867.488147
B-X-IO	05/01/06	05/30/06	A-30/360	198,973,015.00		997.935997	0.126550	0.000000	0.126550	997.933636
1-X-PO	05/01/06	05/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	05/01/06	05/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	05/01/06	05/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	05/01/06	05/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	7,327,347.80	0.00	0.00	0.00	7,327,368.40	0.00	0.00	0.00
2-X-IO	0.00	6,527,096.06	0.00	0.00	0.00	6,527,096.06	0.00	0.00	0.00
B-X-IO	0.00	656,370.93	0.00	0.00	0.00	656,370.93	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	14,510,814.79	0.00	0.00	0.00	14,510,835.39	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	0.77496%	950,740,559.96	613,985.95	0.00	0.00	0.00	613,985.95	613,985.95	0.00
2-X-IO	0.58511%	1,039,241,918.22	506,729.00	0.00	0.00	0.00	506,729.00	506,729.00	0.00
B-X-IO	0.15217%	198,562,334.16	25,179.99	0.00	0.00	0.00	25,179.99	25,179.99	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2,188,544,812.34	1,145,894.94	0.00	0.00	0.00	1,145,894.94	1,145,894.94	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	30,018,607.05	24,225,991.71	54,244,598.76
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	30,018,607.05	24,225,991.71	54,244,598.76
Interest Collections	6,284,383.18	5,898,245.35	12,182,628.53
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	259,081.51	538,918.16	797,999.67
Interest Fees	(72,655.41)	(81,694.38)	(167,938.56)
TOTAL NET INTEREST	6,470,809.28	6,355,469.13	12,812,689.66
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	36,489,416.33	30,581,460.84	67,057,288.42

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,781.97	909.40	3,691.37
Curtailments	(2,030,320.71)	(1,447,445.93)	(3,477,766.64)
Prepayments In Full	32,046,145.79	25,671,041.72	57,717,187.51
Repurchased/Substitutions	0.00	1,486.52	1,486.52
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,781.97)	(909.40)	(3,691.37)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,781.97	909.40	3,691.37
TOTAL PRINCIPAL COLLECTED	30,018,607.05	24,225,991.71	54,244,598.76

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,569,584.72	6,143,517.02	12,713,101.74
Repurchased/Substitution Interest	0.00	9.14	9.14
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(21,396.44)	(16,779.17)	(38,175.61)
Delinquent Interest	(5,246,481.60)	(4,617,818.08)	(9,864,299.68)
Compensating Interest	21,396.44	16,779.17	38,175.60
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,961,280.06	4,372,537.27	9,333,817.33
TOTAL INTEREST COLLECTED	6,284,383.18	5,898,245.35	12,182,628.53

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	259,081.51	538,918.16	797,999.67
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	259,081.51	538,918.16	797,999.67

INTEREST - FEES

	Group 2	Group 1	Total
Current Servicing Fees	72,178.91	81,259.00	153,437.91
Class 1-A-3B Ambac Premium			6,442.42
Class 2-A-3B Ambac Premium			7,146.33
Trustee Fees	476.51	435.39	911.90
TOTAL INTEREST FEES	72,655.41	81,694.38	167,938.56

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			6,442.42
Class 2-A-3B Ambac Premium			7,146.33

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,289	4,401	6,690
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(60)	(107)	(167)
Repurchases	0	(1)	(1)
Liquidations	0	0	0
Current	2,229	4,293	6,522
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,143,617,431.99	1,044,927,380.35	2,188,544,812.34
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,781.97)	(909.40)	(3,691.37)
Partial Prepayments	2,030,320.71	1,447,445.93	3,477,766.64
Full Voluntary Prepayments	(32,046,145.79)	(25,671,041.72)	(57,717,187.51)
Repurchases	0.00	(1,486.52)	(1,486.52)
Liquidations	0.00	0.00	0.00
Current	1,113,598,824.94	1,020,701,388.64	2,134,300,213.58

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	6.77036%	6.93210%	6.84753%
Weighted Average Coupon Current	6.89348%	7.05526%	6.97072%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	350	351	351
Weighted Average Months to Maturity Current	349	350	350
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	350	351	351
Weighted Avg Remaining Amortization Term Current	349	350	350
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	9.51	9.27	9.39
Weighted Average Seasoning Current	10.47	10.27	10.37

Weighted Average Coupon by Groups

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jul-04
Jan-05
Jul-05
Jan-06
Group 1
Group 2

Total Weighted Average Coupon

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jul-04
Jan-05
Jul-05
Jan-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Jul-04
Jan-05
Jul-05
Jan-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Jul-04
Jan-05
Jul-05
Jan-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88216%	3.04694%	2.96079%
Weighted Average Margin Current	2.88253%	3.04598%	2.96057%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.04708%	8.92975%	8.99110%
Weighted Average Max Rate Current	9.05233%	8.93148%	8.99463%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	72,178.91	81,259.00	153,437.91
Delinquent Servicing Fees	285,201.54	245,280.81	530,482.35
TOTAL SERVICING FEES	357,380.45	326,539.81	683,920.26

Total Servicing Fees	357,380.45	326,539.81	683,920.26
Compensating Interest	(21,396.44)	(16,779.17)	(38,175.60)
Delinquent Servicing Fees	(285,201.54)	(245,280.81)	(530,482.35)
COLLECTED SERVICING FEES	50,782.48	64,479.83	115,262.31
Total Advaced Interest	4,961,280.06	4,372,537.27	9,333,817.33
Total Advaced Principal	2,781.97	909.40	3,691.37
Aggregate Advances with respect to this Distribution	4,964,062.03	4,373,446.67	9,337,508.70

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	21,396.44	16,779.17	38,175.61
Compensating Interest	(21,396.44)	(16,779.17)	(38,175.60)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	6.517978%	6.679757%	6.595220%

Current Deferred Interest	2,905,942.43	2,770,967.30	5,676,909.72
Cumulative Deferred Interest	2,905,942.43	2,770,967.30	5,676,909.72
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		31,187,683.32	7,546,683.89	2,798,164.24	41,532,531.45
	% Balance		1.46%	0.35%	0.13%	1.95%
	# Loans		95	22	11	128
	% # Loans		1.46%	0.34%	0.17%	1.96%

FORECLOSURE	Balance	340,357.71	0.00	0.00	0.00	340,357.71
	% Balance	0.02%	0.00%	0.00%	0.00%	0.02%
	# Loans	1	0	0	0	1
	% # Loans	0.02%	0.00%	0.00%	0.00%	0.02%

BANKRUPTCY	Balance	1,359,168.26	0.00	0.00	241,067.97	1,600,236.23
	% Balance	0.06%	0.00%	0.00%	0.01%	0.07%
	# Loans	3	0	0	1	4
	% # Loans	0.05%	0.00%	0.00%	0.02%	0.06%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,699,525.97	31,187,683.32	7,546,683.89	3,039,232.21	43,473,125.39
	% Balance	0.08%	1.46%	0.35%	0.14%	2.04%
	# Loans	4	95	22	12	133
	% # Loans	0.06%	1.46%	0.34%	0.18%	2.04%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		14,725,964.44	2,332,856.45	1,700,403.50	18,759,224.39
	% Balance		1.44%	0.23%	0.17%	1.84%
	# Loans		62	11	9	82
	% # Loans		1.44%	0.26%	0.21%	1.91%

FORECLOSURE	Balance	340,357.71	0.00	0.00	0.00	340,357.71
	% Balance	0.03%	0.00%	0.00%	0.00%	0.03%
	# Loans	1	0	0	0	1
	% # Loans	0.02%	0.00%	0.00%	0.00%	0.02%

BANKRUPTCY	Balance	336,373.63	0.00	0.00	241,067.97	577,441.60
	% Balance	0.03%	0.00%	0.00%	0.02%	0.06%
	# Loans	1	0	0	1	2
	% # Loans	0.02%	0.00%	0.00%	0.02%	0.05%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	676,731.34	14,725,964.44	2,332,856.45	1,941,471.47	19,677,023.70
	% Balance	0.07%	1.44%	0.23%	0.19%	1.93%
	# Loans	2	62	11	10	85
	% # Loans	0.05%	1.44%	0.26%	0.23%	1.98%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		16,461,718.88	5,213,827.44	1,097,760.74	22,773,307.06
	% Balance		1.48%	0.47%	0.10%	2.05%
	# Loans		33	11	2	46
	% # Loans		1.48%	0.49%	0.09%	2.06%

FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

BANKRUPTCY	Balance	1,022,794.63	0.00	0.00	0.00	1,022,794.63
	% Balance	0.09%	0.00%	0.00%	0.00%	0.09%
	# Loans	2	0	0	0	2
	% # Loans	0.09%	0.00%	0.00%	0.00%	0.09%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,022,794.63	16,461,718.88	5,213,827.44	1,097,760.74	23,796,101.69
	% Balance	0.09%	1.48%	0.47%	0.10%	2.14%
	# Loans	2	33	11	2	48
	% # Loans	0.09%	1.48%	0.49%	0.09%	2.15%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution
Foreclosure Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became Foreclosure Property in a Prior Period:
121773192 1	335,000.00	340,357.71	01-May-2006	7.061%	MA - 56.30%	360	01-Oct-2005

TOTAL	335,000.00	340,357.71

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	60	107	167
Number of Repurchased Loans	0	1	1
Total Number of Loans Prepaid in Full	60	108	168
Curtailments Amount	(2,030,320.71)	(1,447,445.93)	(3,477,766.64)
Paid in Full Balance	32,046,145.79	25,671,041.72	57,717,187.51
Repurchased Loans Balance	0.00	1,486.52	1,486.52
Total Prepayment Amount	30,015,825.08	24,225,082.31	54,240,907.39
Cumulative

Number of Paid in Full Loans	322	579	901
Number of Repurchased Loans	4	7	11
Total Number of Loans Prepaid in Full	326	586	912
Paid in Full Balance	167,008,677.52	135,534,884.05	302,543,561.57
Repurchased Loans Balance	2,318,728.15	1,569,569.17	3,888,297.32
Curtailments Amount	(15,375,682.66)	(14,574,397.17)	(29,950,079.83)
Total Prepayment Amount	153,951,723.01	122,530,056.05	276,481,779.06

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	2.62%	2.32%	2.48%
3 Months Avg SMM	2.25%	2.02%	2.14%
12 Months Avg SMM	1.43%	1.25%	1.34%
Avg SMM Since Cut-off	1.43%	1.25%	1.34%

CPR	27.32%	24.53%	26.00%
3 Months Avg CPR	23.92%	21.76%	22.90%
12 Months Avg CPR	15.86%	14.03%	14.99%
Avg CPR Since Cut-off	15.86%	14.03%	14.99%

PSA	1,304.29%	1,194.89%	1,253.20%
3 Months Avg PSA Approximation	1,259.36%	1,174.12%	1,219.60%
12 Months Avg PSA Approximation	1,218.58%	1,118.47%	1,172.22%
Avg PSA Since Cut-off Approximation	1,218.57%	1,118.48%	1,172.22%

CPR by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jul-04
Jan-05
Jul-05
Jan-06
Group 1
Group 2

Total CPR

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jul-04
Jan-05
Jul-05
Jan-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-04
Jan-05
Jul-05
Jan-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-04
Jan-05
Jul-05
Jan-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

CPR Avg since Cut-Off by Groups

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jul-04
Jan-05
Jul-05
Jan-06
Group 1
Group 2

Total CPR Avg since Cut-Off

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jul-04
Jan-05
Jul-05
Jan-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-04
Jan-05
Jul-05
Jan-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-04
Jan-05
Jul-05
Jan-06

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidation Balance)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120386129	2	2,000,000.00	2,018,328.18	22-May-2006	6.493%	CA - 55.94%	Paid Off - 360	01-Mar-2004
120393913	1	203,000.00	205,127.28	31-May-2006	6.750%	CA - 78.08%	Paid Off - 360	01-May-2005
120397810	2	486,900.00	494,253.37	15-Jun-2006	6.750%	VA - 90.00%	Paid Off - 360	01-Jun-2005
120398104	1	280,250.00	284,359.23	08-Jun-2006	6.625%	CA - 95.00%	Paid Off - 360	01-Jun-2005
121074901	1	239,920.00	238,883.20	16-May-2006	6.661%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121182871	2	372,000.00	377,774.57	25-May-2006	6.911%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121216391	2	518,000.00	527,438.42	12-Jun-2006	7.261%	CT - 74.00%	Paid Off - 360	01-Aug-2005
121229209	1	146,000.00	148,196.66	18-May-2006	6.961%	AZ - 70.53%	Paid Off - 360	01-Aug-2005
121253323	1	120,000.00	121,908.86	01-Jun-2006	7.361%	OR - 73.62%	Paid Off - 360	01-Jul-2005
121307949	2	400,000.00	390,965.99	02-Jun-2006	6.861%	NJ - 75.47%	Paid Off - 360	01-Aug-2005
121324624	1	210,400.00	213,585.06	23-May-2006	6.861%	TX - 80.00%	Paid Off - 360	01-Aug-2005
121331312	1	150,000.00	152,190.48	16-May-2006	6.861%	NJ - 51.72%	Paid Off - 360	01-Aug-2005
121338547	1	281,550.00	282,367.44	23-May-2006	6.911%	CA - 79.99%	Paid Off - 360	01-Sep-2005
121342429	2	413,000.00	419,148.38	09-Jun-2006	6.861%	VA - 60.74%	Paid Off - 360	01-Aug-2005
121343101	1	245,000.00	248,708.82	31-May-2006	6.861%	NY - 70.00%	Paid Off - 360	01-Aug-2005
121379386	2	528,000.00	535,016.31	07-Jun-2006	7.011%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121388056	2	468,000.00	472,947.24	09-Jun-2006	6.611%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121389813	1	359,600.00	355,812.21	02-Jun-2006	6.661%	CA - 57.54%	Paid Off - 360	01-Aug-2005
121398802	1	156,000.00	156,799.25	25-May-2006	7.161%	NV - 79.19%	Paid Off - 360	01-Sep-2005
121410656	2	450,000.00	457,158.58	16-May-2006	6.961%	NY - 74.38%	Paid Off - 360	01-Aug-2005
121424066	1	204,000.00	203,205.69	01-Jun-2006	7.161%	CT - 80.00%	Paid Off - 360	01-Sep-2005
121429982	2	524,800.00	527,568.02	13-Jun-2006	7.261%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121435353	1	216,000.00	218,936.12	30-May-2006	7.011%	ME - 80.00%	Paid Off - 360	01-Jul-2005
121438941	1	280,000.00	285,835.26	07-Jun-2006	7.361%	CA - 70.89%	Paid Off - 360	01-Jul-2005
121441849	1	356,000.00	364,271.30	30-May-2006	7.636%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121441893	2	672,000.00	662,523.03	31-May-2006	6.036%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121449018	1	215,000.00	215,333.95	15-Jun-2006	7.061%	AZ - 62.32%	Paid Off - 360	01-Aug-2005
121450177	1	300,000.00	306,283.29	07-Jun-2006	7.511%	CA - 75.00%	Paid Off - 360	01-Jul-2005
121453774	1	160,000.00	157,596.04	05-Jun-2006	7.061%	NJ - 35.56%	Paid Off - 360	01-Sep-2005
121454853	2	600,000.00	605,151.65	01-Jun-2006	6.611%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121456259	2	415,000.00	414,239.16	13-Jun-2006	6.511%	CA - 54.97%	Paid Off - 360	01-Aug-2005
121456902	2	380,650.00	386,558.17	02-Jun-2006	6.911%	CA - 79.99%	Paid Off - 360	01-Aug-2005
121461546	1	350,000.00	352,588.21	31-May-2006	7.061%	NY - 64.04%	Paid Off - 360	01-Aug-2005
121462866	1	221,600.00	225,623.80	31-May-2006	7.261%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121463904	2	582,000.00	592,129.98	24-May-2006	7.161%	IL - 74.95%	Paid Off - 360	01-Aug-2005
121470404	2	500,000.00	499,402.26	24-May-2006	6.311%	CA - 79.52%	Paid Off - 360	01-Aug-2005
121474882	1	244,000.00	244,440.82	13-Jun-2006	7.261%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121481945	1	266,250.00	266,090.14	02-Jun-2006	7.261%	NJ - 75.00%	Paid Off - 360	01-Oct-2005
121484401	2	444,000.00	447,981.94	14-Jun-2006	6.511%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121484836	1	298,000.00	303,659.79	09-Jun-2006	7.361%	CA - 64.09%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121487674	2	910,000.00	917,776.40	16-May-2006	6.111%	FL - 60.67%	Paid Off - 360	01-Sep-2005
121487818	2	600,000.00	609,254.56	01-Jun-2006	7.111%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121492236	1	345,000.00	350,074.68	18-May-2006	6.811%	CA - 59.48%	Paid Off - 360	01-Aug-2005
121493360	1	200,000.00	199,746.26	22-May-2006	7.261%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121494618	2	396,000.00	367,266.95	16-May-2006	6.811%	MD - 60.00%	Paid Off - 360	01-Sep-2005
121496287	2	675,000.00	674,748.93	31-May-2006	6.411%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121504530	1	143,000.00	144,069.41	17-May-2006	6.411%	TX - 88.27%	Paid Off - 360	01-Aug-2005
121511929	1	215,250.00	219,284.07	23-May-2006	7.361%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121514577	2	528,000.00	537,414.58	18-May-2006	7.011%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121522472	1	268,000.00	271,813.91	22-May-2006	7.261%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121523731	1	352,000.00	355,100.94	16-May-2006	7.011%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121523830	1	332,800.00	335,186.06	18-May-2006	7.261%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121525390	1	288,000.00	291,538.42	07-Jun-2006	6.661%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121528253	2	390,000.00	389,906.94	31-May-2006	6.911%	CA - 64.04%	Paid Off - 360	01-Aug-2005
121532003	1	245,000.00	249,049.83	01-Jun-2006	7.061%	CA - 19.37%	Paid Off - 360	01-Aug-2005
121532192	1	72,000.00	73,270.23	25-May-2006	7.186%	FL - 37.31%	Paid Off - 360	01-Aug-2005
121533023	2	360,000.00	363,924.18	05-Jun-2006	6.761%	MA - 73.47%	Paid Off - 360	01-Sep-2005
121533176	1	236,000.00	238,766.92	01-Jun-2006	6.861%	NJ - 62.11%	Paid Off - 360	01-Oct-2005
121535449	2	548,000.00	555,663.43	19-May-2006	6.711%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121536044	1	208,000.00	210,256.57	31-May-2006	7.161%	AK - 80.00%	Paid Off - 360	01-Sep-2005
121540254	1	325,000.00	325,326.65	01-Jun-2006	6.811%	CO - 49.28%	Paid Off - 360	01-Aug-2005
121541324	1	200,000.00	203,387.16	22-May-2006	7.161%	OH - 78.43%	Paid Off - 360	01-Aug-2005
121545737	2	364,000.00	370,212.25	02-Jun-2006	7.161%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121546388	2	468,000.00	472,398.49	09-Jun-2006	6.961%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121547872	1	170,000.00	172,370.89	16-May-2006	7.261%	FL - 77.98%	Paid Off - 360	01-Sep-2005
121547954	2	383,000.00	389,978.57	01-Jun-2006	7.261%	CA - 74.37%	Paid Off - 360	01-Aug-2005
121548397	1	280,000.00	284,885.82	26-May-2006	7.161%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121551000	1	236,250.00	240,242.77	31-May-2006	7.361%	VA - 75.00%	Paid Off - 360	01-Sep-2005
121551123	2	500,000.00	498,233.67	31-May-2006	6.511%	CA - 78.13%	Paid Off - 360	01-Aug-2005
121554874	1	166,500.00	167,932.44	06-Jun-2006	6.811%	NJ - 58.01%	Paid Off - 360	01-Aug-2005
121559350	1	415,000.00	413,436.75	01-Jun-2006	6.961%	MA - 66.94%	Paid Off - 360	01-Sep-2005
121561269	1	430,000.00	436,235.62	05-Jun-2006	7.161%	HI - 75.70%	Paid Off - 360	01-Sep-2005
121562315	1	133,600.00	135,132.33	15-Jun-2006	7.061%	VA - 83.50%	Paid Off - 360	01-Sep-2005
121566852	1	125,000.00	127,084.82	01-Jun-2006	7.061%	CA - 55.56%	Paid Off - 360	01-Aug-2005
121573420	1	272,000.00	276,269.60	30-May-2006	7.161%	VA - 78.84%	Paid Off - 360	01-Sep-2005
121575458	2	375,000.00	379,840.92	13-Jun-2006	7.011%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121575596	2	999,999.00	995,045.01	14-Jun-2006	6.711%	CA - 71.43%	Paid Off - 360	01-Sep-2005
121585361	1	108,000.00	110,027.75	02-Jun-2006	7.611%	FL - 78.83%	Paid Off - 360	01-Sep-2005
121588443	1	149,000.00	151,485.12	08-Jun-2006	7.061%	FL - 53.79%	Paid Off - 360	01-Aug-2005
121597955	1	143,500.00	145,893.39	07-Jun-2006	7.061%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121600156	1	340,000.00	345,536.68	01-Jun-2006	7.261%	CA - 78.70%	Paid Off - 360	01-Sep-2005
121600551	2	372,000.00	377,638.89	30-May-2006	7.411%	CA - 70.86%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121600715	2	446,500.00	451,048.42	30-May-2006	6.875%	CA - 95.00%	Paid Off - 360	01-Aug-2005
121606300	1	197,000.00	200,092.32	24-May-2006	7.161%	FL - 75.77%	Paid Off - 360	01-Sep-2005
121607168	1	150,000.00	150,653.84	19-May-2006	6.961%	VA - 25.21%	Paid Off - 360	01-Jul-2005
121610360	1	264,400.00	265,122.37	06-Jun-2006	7.636%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121611497	1	264,000.00	264,396.50	30-May-2006	6.611%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121613883	2	560,000.00	569,412.87	14-Jun-2006	7.111%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121614350	1	329,600.00	335,156.14	23-May-2006	7.111%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121614689	1	329,500.00	334,621.89	08-Jun-2006	7.261%	VA - 71.63%	Paid Off - 360	01-Sep-2005
121616109	1	135,000.00	136,842.70	07-Jun-2006	6.861%	PA - 57.20%	Paid Off - 360	01-Sep-2005
121616587	1	145,000.00	145,808.60	05-Jun-2006	7.061%	NY - 46.47%	Paid Off - 360	01-Sep-2005
121618488	1	132,000.00	133,981.89	07-Jun-2006	7.061%	CA - 35.20%	Paid Off - 360	01-Sep-2005
121619230	1	180,000.00	181,650.50	18-May-2006	7.161%	FL - 75.00%	Paid Off - 360	01-Oct-2005
121621853	1	185,000.00	188,084.65	14-Jun-2006	7.061%	CA - 34.36%	Paid Off - 360	01-Aug-2005
121624207	1	300,000.00	304,748.28	13-Jun-2006	7.261%	CA - 65.22%	Paid Off - 360	01-Sep-2005
121624825	2	392,000.00	389,263.05	22-May-2006	6.511%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121627304	2	595,000.00	594,052.98	06-Jun-2006	6.886%	CA - 74.84%	Paid Off - 360	01-Aug-2005
121633953	1	400,000.00	405,186.99	08-Jun-2006	6.761%	HI - 54.57%	Paid Off - 360	01-Sep-2005
121634954	1	180,000.00	183,418.67	31-May-2006	7.361%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121637439	2	560,000.00	567,834.62	17-May-2006	6.911%	CA - 64.00%	Paid Off - 360	01-Sep-2005
121637887	1	262,500.00	267,263.32	01-Jun-2006	7.361%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121639589	2	388,000.00	393,958.24	13-Jun-2006	6.875%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121640304	1	285,000.00	289,010.92	15-Jun-2006	7.011%	NY - 71.25%	Paid Off - 360	01-Sep-2005
121640728	1	275,000.00	279,504.60	17-May-2006	7.261%	FL - 78.57%	Paid Off - 360	01-Sep-2005
121645549	2	567,000.00	574,932.49	19-May-2006	6.911%	AZ - 79.97%	Paid Off - 360	01-Sep-2005
121650957	1	353,000.00	357,571.18	01-Jun-2006	7.061%	NJ - 66.98%	Paid Off - 360	01-Sep-2005
121657547	2	425,600.00	425,436.47	23-May-2006	6.311%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121659561	2	616,000.00	624,850.56	23-May-2006	6.761%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121659571	2	380,000.00	380,900.66	08-Jun-2006	7.011%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121665361	1	214,500.00	218,160.26	06-Jun-2006	7.361%	CA - 74.93%	Paid Off - 360	01-Sep-2005
121666304	2	408,750.00	405,765.62	31-May-2006	7.125%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121666320	1	325,000.00	322,627.10	31-May-2006	7.125%	CA - 61.91%	Paid Off - 360	01-Aug-2005
121666327	1	264,000.00	268,082.37	09-Jun-2006	6.875%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121671525	1	200,000.00	201,608.81	01-Jun-2006	6.211%	CA - 28.17%	Paid Off - 360	01-Oct-2005
121672603	1	275,000.00	277,687.83	26-May-2006	7.361%	CA - 71.43%	Paid Off - 360	01-Sep-2005
121676581	1	173,600.00	173,019.67	31-May-2006	7.161%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121679359	2	460,500.00	460,703.53	15-Jun-2006	7.261%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121679648	2	359,800.00	360,595.89	05-Jun-2006	6.961%	VA - 70.00%	Paid Off - 360	01-Sep-2005
121679867	2	500,500.00	499,907.22	31-May-2006	6.661%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121682366	2	420,000.00	426,879.76	06-Jun-2006	7.261%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121684628	1	108,000.00	109,270.06	07-Jun-2006	6.811%	FL - 65.46%	Paid Off - 360	01-Oct-2005
121687510	1	306,000.00	310,385.41	15-Jun-2006	6.961%	VA - 76.50%	Paid Off - 360	01-Sep-2005
121696433	1	168,000.00	170,759.66	13-Jun-2006	7.000%	AZ - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121696447	2	600,000.00	604,479.16	13-Jun-2006	6.875%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121696511	1	192,100.00	194,266.48	23-May-2006	7.111%	IL - 85.00%	Paid Off - 360	01-Sep-2005
121698605	1	181,440.00	184,360.74	02-Jun-2006	7.261%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121700954	1	301,500.00	306,026.78	24-May-2006	7.061%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121701292	1	326,000.00	331,504.78	15-Jun-2006	7.250%	CA - 79.90%	Paid Off - 360	01-Aug-2005
121706233	2	412,000.00	409,322.18	14-Jun-2006	7.061%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121717125	2	656,250.00	665,135.97	01-Jun-2006	6.625%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121717718	1	280,000.00	283,227.40	24-May-2006	6.875%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121718596	2	410,000.00	410,034.98	23-May-2006	6.961%	GA - 75.93%	Paid Off - 360	01-Oct-2005
121719320	1	198,700.00	201,654.17	02-Jun-2006	7.361%	FL - 74.98%	Paid Off - 360	01-Oct-2005
121752337	2	937,500.00	895,083.47	15-Jun-2006	6.750%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121752382	2	376,000.00	381,891.56	18-May-2006	7.000%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121754449	1	288,000.00	292,225.77	13-Jun-2006	7.011%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121754994	1	300,000.00	301,996.90	25-May-2006	7.361%	PA - 75.00%	Paid Off - 360	01-Sep-2005
121760571	1	88,000.00	89,317.20	22-May-2006	7.061%	CA - 25.51%	Paid Off - 360	01-Sep-2005
121761665	1	337,500.00	342,058.06	12-Jun-2006	7.361%	MA - 75.00%	Paid Off - 360	01-Oct-2005
121762674	1	152,000.00	151,394.00	17-May-2006	7.361%	CA - 74.15%	Paid Off - 360	01-Sep-2005
121768580	1	280,000.00	283,376.00	02-Jun-2006	6.861%	CA - 45.90%	Paid Off - 360	01-Oct-2005
121769679	1	165,000.00	165,512.24	15-Jun-2006	7.261%	MD - 67.35%	Paid Off - 360	01-Oct-2005
121773130	2	372,000.00	375,511.95	19-May-2006	7.061%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121776731	1	300,000.00	298,758.50	19-May-2006	7.125%	CA - 55.05%	Paid Off - 360	01-Aug-2005
121776891	1	151,600.00	153,427.82	07-Jun-2006	6.861%	WA - 80.00%	Paid Off - 360	01-Oct-2005
121780016	2	540,000.00	547,314.40	26-May-2006	7.111%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121780878	1	326,800.00	329,509.15	01-Jun-2006	6.961%	FL - 95.00%	Paid Off - 360	01-Oct-2005
121793446	1	187,500.00	188,877.94	19-May-2006	7.061%	CA - 59.52%	Paid Off - 360	01-Oct-2005
121795882	1	118,400.00	120,109.57	15-Jun-2006	7.261%	PA - 80.00%	Paid Off - 360	01-Oct-2005
121796299	1	304,000.00	304,326.36	19-May-2006	6.811%	WA - 80.00%	Paid Off - 360	01-Oct-2005
121805389	1	133,000.00	135,087.71	09-Jun-2006	7.161%	CA - 68.21%	Paid Off - 360	01-Sep-2005
121805970	1	155,250.00	155,442.88	22-May-2006	7.261%	MI - 75.00%	Paid Off - 360	01-Oct-2005
121807169	1	290,000.00	294,139.06	06-Jun-2006	7.261%	CA - 64.44%	Paid Off - 360	01-Oct-2005
121809083	2	417,000.00	425,641.80	25-May-2006	7.261%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121809529	2	432,000.00	417,301.68	31-May-2006	7.011%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121811275	1	228,750.00	228,204.87	01-Jun-2006	7.061%	VA - 75.00%	Paid Off - 360	01-Oct-2005
121817564	1	264,000.00	267,340.13	14-Jun-2006	6.961%	CA - 72.33%	Paid Off - 360	01-Oct-2005
121818407	2	876,000.00	883,009.00	26-May-2006	7.011%	CA - 73.00%	Paid Off - 360	01-Sep-2005
121819310	1	200,000.00	201,770.53	31-May-2006	7.061%	CA - 57.14%	Paid Off - 360	01-Oct-2005
121828713	1	220,000.00	222,239.56	18-May-2006	7.061%	NJ - 72.61%	Paid Off - 360	01-Oct-2005
121830725	1	357,600.00	358,780.57	24-May-2006	6.875%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121834764	2	544,000.00	533,928.01	15-Jun-2006	7.011%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121838303	1	290,000.00	293,998.67	23-May-2006	7.161%	MD - 63.60%	Paid Off - 360	01-Oct-2005
121844254	1	336,000.00	340,796.43	16-May-2006	7.261%	CA - 65.88%	Paid Off - 360	01-Oct-2005
121862443	2	640,000.00	644,060.23	26-May-2006	6.911%	CA - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust				2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121884663	1	150,000.00	151,386.93	30-May-2006	7.261%	NJ - 73.17%	Paid Off - 360	01-Oct-2005
121724518	1	175,920.00	1,486.52	01-Jan-1900	7.375%	VA - 80.00%	Repur/Subs - 360	01-Sep-2005

TOTAL		57,497,379.00	57,718,674.03

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jul-04
Jan-05
Jul-05
Jan-06
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jul-04
Jan-05
Jul-05
Jan-06

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jul-04
Jan-05
Jul-05
Jan-06
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jul-04
Jan-05
Jul-05
Jan-06

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 26, 2006 Distribution

Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	90.873214%	90.986281%	90.927198%
Next Senior Percentage	90.627212%	90.772364%	90.696629%
Current Subordinate Percentage	9.126786%	9.013719%	9.072802%
Next Subordinate Percentage	9.372788%	9.227636%	9.303371%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 26, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 1 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 2 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 3 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 4 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 5 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 6 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 7 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 8 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 9 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		19
		9. Prepayment Detail Report		22
		10. Realized Loss Report		27
		11. Realized Loss Detail Report		30
		12. Triggers and Adj. Cert. Report		31
		13. Other Related Information		32

		Total Number of Pages		32

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	July 25, 2006	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	June 30, 2006	Factor Information:		(800) 735-7777
	July 24, 2006	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	555,909,047.09	2,522,321.49	17,289,907.73	19,812,229.22	0.00	0.00	538,619,139.36
1-A-2	FLT		$262,356,000.00	231,628,916.76	1,144,262.93	7,204,132.80	8,348,395.73	0.00	0.00	224,424,783.96
1-A-3A	FLT		$77,413,000.00	68,346,404.63	317,264.96	2,125,712.89	2,442,977.85	0.00	0.00	66,220,691.74
1-A-3B	FLT		$80,000,000.00	70,630,415.73	322,177.70	2,196,750.31	2,518,928.01	0.00	0.00	68,433,665.42
2-A-1A	FLT		$398,032,000.00	345,288,042.03	1,566,672.56	12,396,162.85	13,962,835.41	0.00	0.00	332,891,879.18
2-A-1B	FLT		$300,000,000.00	260,246,444.02	1,279,346.22	9,343,090.14	10,622,436.36	0.00	0.00	250,903,353.88
2-A-2A	FLT		$50,000,000.00	43,374,407.33	199,248.17	1,557,181.69	1,756,429.86	0.00	0.00	41,817,225.64
2-A-2B	FLT		$65,846,000.00	57,120,624.51	263,849.68	2,050,683.71	2,314,533.39	0.00	0.00	55,069,940.80
2-A-2C	FLT		$175,000,000.00	151,810,425.66	725,495.70	5,450,135.92	6,175,631.62	0.00	0.00	146,360,289.74
2-A-3A	FLT		$84,508,000.00	73,309,688.30	340,304.59	2,631,886.21	2,972,190.80	0.00	0.00	70,677,802.09
2-A-3B	FLT		$90,000,000.00	78,073,933.22	356,130.99	2,802,927.04	3,159,058.03	0.00	0.00	75,271,006.18
1-X	CSTR		$0.00	0.00	946,817.95	0.00	946,817.95	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	857,021.00	0.00	857,021.00	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,175,788.26	57,893.34	56,595.15	114,488.49	0.00	0.00	12,119,193.11
B-2	SUB		$49,300,000.00	49,198,128.06	235,908.44	228,681.34	464,589.78	0.00	0.00	48,969,446.72
B-3	SUB		$33,764,000.00	33,694,231.15	168,351.82	156,616.57	324,968.39	0.00	0.00	33,537,614.58
B-4	SUB		$14,470,000.00	14,440,099.66	72,847.29	67,120.06	139,967.35	0.00	0.00	14,372,979.60
B-5	SUB		$13,264,000.00	13,236,591.69	68,268.64	61,525.95	129,794.59	0.00	0.00	13,175,065.74
B-6	SUB		$10,853,000.00	10,830,573.71	57,342.62	50,342.36	107,684.98	0.00	0.00	10,780,231.35
B-7	SUB		$9,647,000.00	9,627,065.74	50,970.63	44,748.25	95,718.88	0.00	0.00	9,582,317.49
B-8	SUB		$7,235,000.00	7,220,049.82	38,226.65	33,560.03	71,786.68	0.00	0.00	7,186,489.79
B-9	SUB		$16,882,000.00	16,847,115.57	89,197.29	78,308.28	167,505.57	0.00	0.00	16,768,807.29
B-10	SUB		$18,088,000.00	18,050,623.55	95,569.28	83,902.39	179,471.67	0.00	0.00	17,966,721.16
B-11	SUB		$13,269,015.79	13,241,597.08	70,107.82	61,549.21	131,657.03	0.00	0.00	13,180,047.87
B-X	CSTR		$0.00	0.00	108,458.47	0.00	108,458.47	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	512,728.45	0.00	512,728.45	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	429,046.67	0.00	429,046.67	0.00	0.00	100.00

Total			2,411,782,315.79	2,134,300,413.57	12,895,831.35	65,971,520.88	78,867,352.23	0.00	0.00	2,068,328,892.69

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	06/26/06	07/24/06	A-Act/360	45660LVZ9	629,654,000.00	882.880196	4.005885	27.459379	31.465264	855.420817
1-A-2	06/26/06	07/24/06	A-Act/360	45660LWA3	262,356,000.00	882.880196	4.361489	27.459379	31.820868	855.420817
1-A-3A	06/26/06	07/24/06	A-Act/360	45660LWB1	77,413,000.00	882.880196	4.098342	27.459379	31.557721	855.420817
1-A-3B	06/26/06	07/24/06	A-Act/360	45660LWC9	80,000,000.00	882.880197	4.027221	27.459379	31.486600	855.420818
2-A-1A	06/26/06	07/24/06	A-Act/360	45660LWD7	398,032,000.00	867.488147	3.936047	31.143634	35.079681	836.344513
2-A-1B	06/26/06	07/24/06	A-Act/360	45660LWE5	300,000,000.00	867.488147	4.264487	31.143634	35.408121	836.344513
2-A-2A	06/26/06	07/24/06	A-Act/360	45660LWV7	50,000,000.00	867.488147	3.984963	31.143634	35.128597	836.344513
2-A-2B	06/01/06	06/30/06	A-30/360	45660LWW5	65,846,000.00	867.488147	4.007072	31.143634	35.150706	836.344513
2-A-2C	06/26/06	07/24/06	A-Act/360	45660LWF2	175,000,000.00	867.488147	4.145690	31.143634	35.289324	836.344513
2-A-3A	06/26/06	07/24/06	A-Act/360	45660LWG0	84,508,000.00	867.488147	4.026892	31.143634	35.170526	836.344513
2-A-3B	06/26/06	07/24/06	A-Act/360	45660LWH8	90,000,000.00	867.488147	3.957011	31.143634	35.100645	836.344513
1-X	06/01/06	06/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.902227	0.000000	0.902227	0.000000
2-X	06/01/06	06/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.736661	0.000000	0.736661	0.000000
A-R	06/01/06	06/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	06/26/06	07/24/06	A-Act/360	45660LWJ4	12,201,000.00	997.933633	4.744967	4.638567	9.383533	993.295067
B-2	06/26/06	07/24/06	A-Act/360	45660LWK1	49,300,000.00	997.933632	4.785161	4.638567	9.423728	993.295065
B-3	06/26/06	07/24/06	A-Act/360	45660LWL9	33,764,000.00	997.933632	4.986134	4.638567	9.624701	993.295065
B-4	06/26/06	07/24/06	A-Act/360	45660LWM7	14,470,000.00	997.933632	5.034367	4.638567	9.672934	993.295066
B-5	06/26/06	07/24/06	A-Act/360	45660LWN5	13,264,000.00	997.933632	5.146912	4.638567	9.785479	993.295065
B-6	06/26/06	07/24/06	A-Act/360	45660LWP0	10,853,000.00	997.933632	5.283573	4.638566	9.922140	993.295066
B-7	06/26/06	07/24/06	A-Act/360	45660LWQ8	9,647,000.00	997.933631	5.283573	4.638566	9.922140	993.295065
B-8	06/26/06	07/24/06	A-Act/360	45660LWR6	7,235,000.00	997.933631	5.283573	4.638567	9.922140	993.295064
B-9	06/26/06	07/24/06	A-Act/360	45660LWX3	16,882,000.00	997.933632	5.283574	4.638567	9.922140	993.295065
B-10	06/26/06	07/24/06	A-Act/360	45660LWY1	18,088,000.00	997.933633	5.283574	4.638566	9.922140	993.295066
B-11	06/26/06	07/24/06	A-Act/360	45660LWZ8	13,269,015.79	997.933629	5.283573	4.638566	9.922140	993.295063
B-X	06/01/06	06/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.545091	0.000000	0.545091	0.000000
P-1	06/25/06	07/24/06	A-30/360	45660LYU7	100.00	1,000.000000	5,127,284.500000	0.000000	5,127,284.500000	1,000.000000
P-2	06/25/06	07/24/06	A-30/360	45660LYV5	100.00	1,000.000000	4,290,466.700000	0.000000	4,290,466.700000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	25,766,105.51	87,214,354.24	3,820,506.40	91,034,860.64	116,800,966.15	0.00	0.00	538,619,139.36
1-A-2	262,356,000.00	11,854,768.84	36,339,337.36	1,591,878.68	37,931,216.04	49,785,984.88	0.00	0.00	224,424,783.96
1-A-3A	77,413,000.00	3,253,659.97	10,722,594.95	469,713.31	11,192,308.26	14,445,968.23	0.00	0.00	66,220,691.74
1-A-3B	80,000,000.00	3,294,155.17	11,080,924.32	485,410.26	11,566,334.58	14,860,489.75	0.00	0.00	68,433,665.42
2-A-1A	398,032,000.00	16,145,437.51	62,707,793.75	2,432,327.07	65,140,120.82	81,285,558.33	0.00	0.00	332,891,879.18
2-A-1B	300,000,000.00	13,361,733.21	47,263,381.15	1,833,264.97	49,096,646.12	62,458,379.33	0.00	0.00	250,903,353.88
2-A-2A	50,000,000.00	2,057,766.35	7,877,230.20	305,544.16	8,182,774.36	10,240,540.71	0.00	0.00	41,817,225.64
2-A-2B	65,846,000.00	2,546,361.53	10,373,681.98	402,377.22	10,776,059.20	13,322,420.73	0.00	0.00	55,069,940.80
2-A-2C	175,000,000.00	7,542,675.43	27,570,305.69	1,069,404.57	28,639,710.26	36,182,385.69	0.00	0.00	146,360,289.74
2-A-3A	84,508,000.00	3,520,847.87	13,313,779.39	516,418.52	13,830,197.91	17,351,045.78	0.00	0.00	70,677,802.09
2-A-3B	90,000,000.00	3,673,525.36	14,179,014.32	549,979.49	14,728,993.82	18,402,519.18	0.00	0.00	75,271,006.18
1-X	0.00	8,274,186.35	0.00	0.00	0.00	8,274,186.35	0.00	0.00	0.00
2-X	0.00	7,384,117.06	0.00	0.00	0.00	7,384,117.06	0.00	0.00	0.00
A-R	100.00	138,549.41	82.31	17.69	100.00	138,649.41	0.00	0.00	0.00
B-1	12,201,000.00	552,579.97	0.00	81,806.89	81,806.89	634,386.86	0.00	0.00	12,119,193.11
B-2	49,300,000.00	2,254,733.22	0.00	330,553.28	330,553.28	2,585,286.50	0.00	0.00	48,969,446.72
B-3	33,764,000.00	1,619,358.27	0.00	226,385.42	226,385.42	1,845,743.69	0.00	0.00	33,537,614.58
B-4	14,470,000.00	701,727.91	0.00	97,020.40	97,020.40	798,748.31	0.00	0.00	14,372,979.60
B-5	13,264,000.00	659,777.89	0.00	88,934.26	88,934.26	748,712.15	0.00	0.00	13,175,065.74
B-6	10,853,000.00	556,278.90	0.00	72,768.65	72,768.65	629,047.55	0.00	0.00	10,780,231.35
B-7	9,647,000.00	485,745.46	0.00	64,682.51	64,682.51	550,427.97	0.00	0.00	9,582,317.49
B-8	7,235,000.00	351,738.28	0.00	48,510.21	48,510.21	400,248.49	0.00	0.00	7,186,489.79
B-9	16,882,000.00	820,738.88	0.00	113,192.71	113,192.71	933,931.59	0.00	0.00	16,768,807.29
B-10	18,088,000.00	879,370.04	0.00	121,278.84	121,278.84	1,000,648.88	0.00	0.00	17,966,721.16
B-11	13,269,015.79	645,089.27	0.00	88,967.82	88,967.82	734,057.09	0.09	0.00	13,180,047.87
B-X	0.00	764,829.42	0.00	0.00	0.00	764,829.42	0.00	0.00	0.00
P-1	100.00	2,918,273.79	0.00	0.00	0.00	2,918,273.79	0.00	0.00	100.00
P-2	100.00	2,011,401.63	0.00	0.00	0.00	2,011,401.63	0.00	0.00	100.00

Total	2,411,782,315.79	124,035,532.50	328,642,479.66	14,810,943.33	343,453,423.00	467,488,955.50	0.09	0.00	2,068,328,892.69

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63250%	555,909,047.09	2,522,321.49	0.00	0.00	0.00	2,522,321.49	2,522,321.49	0.00
1-A-2	6.13250%	231,628,916.76	1,144,262.93	0.00	0.00	0.00	1,144,262.93	1,144,262.93	0.00
1-A-3A	5.76250%	68,346,404.63	317,264.96	0.00	0.00	0.00	317,264.96	317,264.96	0.00
1-A-3B	5.66250%	70,630,415.73	322,177.70	0.00	0.00	0.00	322,177.70	322,177.70	0.00
2-A-1A	5.63250%	345,288,042.03	1,566,672.56	0.00	0.00	0.00	1,566,672.56	1,566,672.56	0.00
2-A-1B	6.10250%	260,246,444.02	1,279,346.22	0.00	0.00	0.00	1,279,346.22	1,279,346.22	0.00
2-A-2A	5.70250%	43,374,407.33	199,248.17	0.00	0.00	0.00	199,248.17	199,248.17	0.00
2-A-2B	5.54300%	57,120,624.51	263,849.68	0.00	0.00	0.00	263,849.68	263,849.68	0.00
2-A-2C	5.93250%	151,810,425.66	725,495.70	0.00	0.00	0.00	725,495.70	725,495.70	0.00
2-A-3A	5.76250%	73,309,688.30	340,304.59	0.00	0.00	0.00	340,304.59	340,304.59	0.00
2-A-3B	5.66250%	78,073,933.22	356,130.99	0.00	0.00	0.00	356,130.99	356,130.99	0.00
1-X	0.00000%	0.00	946,817.95	0.00	0.00	0.00	946,817.95	946,817.95	0.00
2-X	0.00000%	0.00	857,021.00	0.00	0.00	0.00	857,021.00	857,021.00	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90250%	12,175,788.26	57,893.34	0.00	0.00	0.00	57,893.34	57,893.34	0.00
B-2	5.95250%	49,198,128.06	235,908.44	0.00	0.00	0.00	235,908.44	235,908.44	0.00
B-3	6.20250%	33,694,231.15	168,351.82	0.00	0.00	0.00	168,351.82	168,351.82	0.00
B-4	6.26250%	14,440,099.66	72,847.29	0.00	0.00	0.00	72,847.29	72,847.29	0.00
B-5	6.40250%	13,236,591.69	68,268.64	0.00	0.00	0.00	68,268.64	68,268.64	0.00
B-6	6.57250%	10,830,573.71	57,342.62	0.00	0.00	0.00	57,342.62	57,342.62	0.00
B-7	6.57250%	9,627,065.74	50,970.63	0.00	0.00	0.00	50,970.63	50,970.63	0.00
B-8	6.57250%	7,220,049.82	38,226.65	0.00	0.00	0.00	38,226.65	38,226.65	0.00
B-9	6.57250%	16,847,115.57	89,197.29	0.00	0.00	0.00	89,197.29	89,197.29	0.00
B-10	6.57250%	18,050,623.55	95,569.28	0.00	0.00	0.00	95,569.28	95,569.28	0.00
B-11	6.57250%	13,241,597.08	70,107.82	0.00	0.00	0.00	70,107.82	70,107.82	0.00
B-X	0.00000%	0.00	108,458.47	0.00	0.00	0.00	108,458.47	108,458.47	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	512,728.45	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	429,046.67	0.00

Total		2,134,300,413.57	11,954,056.23	0.00	0.00	0.00	11,954,056.23	12,895,831.35	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class Type		Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO CSTR		$	0.00	0.00	946,817.95	0.00	946,817.95	0.00	0.00	0.00
2-X-IO CSTR		$	0.00	0.00	857,021.00	0.00	857,021.00	0.00	0.00	0.00
B-X-IO CSTR		$	0.00	0.00	108,458.47	0.00	108,458.47	0.00	0.00	0.00
1-X-PO CSTR		$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO CSTR		$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1 CSTR		$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2 CSTR		$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,912,297.42	0.00	1,912,297.42	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	06/01/06	06/30/06	A-30/360	1,049,423,000.00		882.880196	0.902227	0.000000	0.902227	855.420817
2-X-IO	06/01/06	06/30/06	A-30/360	1,163,386,000.00		867.488147	0.736661	0.000000	0.736661	836.344513
B-X-IO	06/01/06	06/30/06	A-30/360	198,973,015.00		997.933636	0.545091	0.000000	0.545091	993.295069
1-X-PO	06/01/06	06/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	06/01/06	06/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	06/01/06	06/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	06/01/06	06/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	8,274,165.75	0.00	0.00	0.00	8,274,186.35	0.00	0.00	0.00
2-X-IO	0.00	7,384,117.06	0.00	0.00	0.00	7,384,117.06	0.00	0.00	0.00
B-X-IO	0.00	764,829.40	0.00	0.00	0.00	764,829.40	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	16,423,112.21	0.00	0.00	0.00	16,423,132.81	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.22630%	926,514,784.21	946,817.95	0.00	0.00	0.00	946,817.95	946,817.95	0.00
2-X-IO	1.01903%	1,009,223,565.07	857,021.00	0.00	0.00	0.00	857,021.00	857,021.00	0.00
B-X-IO	0.65546%	198,561,864.29	108,458.47	0.00	0.00	0.00	108,458.47	108,458.47	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2,134,300,213.57	1,912,297.42	0.00	0.00	0.00	1,912,297.42	1,912,297.42	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	36,705,724.50	29,265,796.39	65,971,520.89
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	36,705,724.50	29,265,796.39	65,971,520.89
Interest Collections	6,251,346.84	5,877,055.94	12,128,402.78
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	429,046.67	512,728.45	941,775.12
Interest Fees	(78,412.57)	(83,955.00)	(174,346.53)
TOTAL NET INTEREST	6,601,980.94	6,305,829.39	12,895,831.37
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	43,307,705.44	35,571,625.78	78,867,352.23

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,776.36	240.38	3,016.74
Curtailments	(2,119,816.73)	(1,711,161.05)	(3,830,977.78)
Prepayments In Full	33,772,008.36	26,107,967.36	59,879,975.72
Repurchased/Substitutions	5,050,756.51	4,868,749.70	9,919,506.21
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,776.36)	(240.38)	(3,016.74)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,776.36	240.38	3,016.74
TOTAL PRINCIPAL COLLECTED	36,705,724.50	29,265,796.39	65,971,520.89

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,493,091.80	6,084,729.07	12,577,820.87
Repurchased/Substitution Interest	28,306.10	27,766.34	56,072.44
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(16,447.76)	(16,677.98)	(33,125.74)
Delinquent Interest	(5,064,456.78)	(4,515,945.03)	(9,580,401.81)
Compensating Interest	16,447.76	16,677.98	33,125.75
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,794,405.72	4,280,505.55	9,074,911.27
TOTAL INTEREST COLLECTED	6,251,346.84	5,877,055.94	12,128,402.78

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	429,046.67	512,728.45	941,775.12
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C,			0.00
TOTAL INTEREST OTHER ACCOUNTS	429,046.67	512,728.45	941,775.12

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	77,948.57	83,529.71	161,478.28
Class 1-A-3B Ambac Premium			5,689.67
Class 2-A-3B Ambac Premium			6,289.29
Trustee Fees	464.00	425.29	889.29
TOTAL INTEREST FEES	78,412.57	83,955.00	174,346.53

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			5,689.67
Class 2-A-3B Ambac Premium			6,289.29

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,229	4,293	6,522
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(67)	(108)	(175)
Repurchases	(7)	(18)	(25)
Liquidations	0	0	0
Current	2,155	4,167	6,322
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,113,598,824.94	1,020,701,388.64	2,134,300,213.58
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,776.36)	(240.38)	(3,016.74)
Partial Prepayments	2,119,816.73	1,711,161.05	3,830,977.78
Full Voluntary Prepayments	(33,772,008.36)	(26,107,967.36)	(59,879,975.72)
Repurchases	(5,050,756.51)	(4,868,749.70)	(9,919,506.21)
Liquidations	0.00	0.00	0.00
Current	1,076,893,100.44	991,435,592.25	2,068,328,692.69

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	6.89348%	7.05526%	6.97072%
Weighted Average Coupon Current	7.02738%	7.18623%	7.10335%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	349	350	350
Weighted Average Months to Maturity Current	349	349	349
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	349	350	350
Weighted Avg Remaining Amortization Term Current	349	349	349
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	10.47	10.27	10.37
Weighted Average Seasoning Current	11.46	11.26	11.37

Weighted Average Coupon by Groups

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Aug-04
Feb-05
Aug-05
Feb-06
Group 1
Group 2

Total Weighted Average Coupon

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Aug-04
Feb-05
Aug-05
Feb-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Aug-04
Feb-05
Aug-05
Feb-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Aug-04
Feb-05
Aug-05
Feb-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88253%	3.04598%	2.96057%
Weighted Average Margin Current	2.88478%	3.04504%	2.96142%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.05233%	8.93148%	8.99463%
Weighted Average Max Rate Current	9.02009%	8.93284%	8.97836%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	77,948.57	83,529.71	161,478.28
Delinquent Servicing Fees	270,051.06	235,439.47	505,490.53
TOTAL SERVICING FEES	347,999.63	318,969.19	666,968.82

Total Servicing Fees	347,999.63	318,969.19	666,968.82
Compensating Interest	(16,447.76)	(16,677.98)	(33,125.75)
Delinquent Servicing Fees	(270,051.06)	(235,439.47)	(505,490.53)
COLLECTED SERVICING FEES	61,500.81	66,851.74	128,352.54
Total Advaced Interest	4,794,405.72	4,280,505.55	9,074,911.27
Total Advaced Principal	2,776.36	240.38	3,016.74
Aggregate Advances with respect to this Distribution	4,797,182.08	4,280,745.93	9,077,928.01

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	16,447.76	16,677.98	33,125.74
Compensating Interest	(16,447.76)	(16,677.98)	(33,125.75)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	6.651876%	6.810730%	6.727846%

Current Deferred Interest	2,949,905.13	2,816,622.06	5,766,527.19
Cumulative Deferred Interest	2,949,905.13	2,816,622.06	5,766,527.19
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		33,000,179.38	5,701,520.87	3,974,386.13	42,676,086.38
	% Balance		1.60%	0.28%	0.19%	2.06%
	# Loans		100	16	15	131
	% # Loans		1.58%	0.25%	0.24%	2.07%

FORECLOSURE	Balance	0.00	341,320.38	0.00	664,059.92	1,005,380.30
	% Balance	0.00%	0.02%	0.00%	0.03%	0.05%
	# Loans	0	1	0	1	2
	% # Loans	0.00%	0.02%	0.00%	0.02%	0.03%

BANKRUPTCY	Balance	1,727,473.60	375,220.23	0.00	241,655.78	2,344,349.61
	% Balance	0.08%	0.02%	0.00%	0.01%	0.11%
	# Loans	4	1	0	1	6
	% # Loans	0.06%	0.02%	0.00%	0.02%	0.09%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,727,473.60	33,716,719.99	5,701,520.87	4,880,101.83	46,025,816.29
	% Balance	0.08%	1.63%	0.28%	0.24%	2.23%
	# Loans	4	102	16	17	139
	% # Loans	0.06%	1.61%	0.25%	0.27%	2.20%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		16,446,162.31	1,658,986.89	2,375,906.99	20,481,056.19
	% Balance		1.66%	0.17%	0.24%	2.07%
	# Loans		66	8	12	86
	% # Loans		1.58%	0.19%	0.29%	2.06%

FORECLOSURE	Balance	0.00	341,320.38	0.00	0.00	341,320.38
	% Balance	0.00%	0.03%	0.00%	0.00%	0.03%
	# Loans	0	1	0	0	1
	% # Loans	0.00%	0.02%	0.00%	0.00%	0.02%

BANKRUPTCY	Balance	337,384.56	0.00	0.00	241,655.78	579,040.34
	% Balance	0.03%	0.00%	0.00%	0.02%	0.06%
	# Loans	1	0	0	1	2
	% # Loans	0.02%	0.00%	0.00%	0.02%	0.05%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	337,384.56	16,787,482.69	1,658,986.89	2,617,562.77	21,401,416.91
	% Balance	0.03%	1.69%	0.17%	0.26%	2.16%
	# Loans	1	67	8	13	89
	% # Loans	0.02%	1.61%	0.19%	0.31%	2.14%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		16,554,017.07	4,042,533.98	1,598,479.14	22,195,030.19
	% Balance		1.54%	0.38%	0.15%	2.06%
	# Loans		34	8	3	45
	% # Loans		1.58%	0.37%	0.14%	2.09%

FORECLOSURE	Balance	0.00	0.00	0.00	664,059.92	664,059.92
	% Balance	0.00%	0.00%	0.00%	0.06%	0.06%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.05%	0.05%

BANKRUPTCY	Balance	1,390,089.04	375,220.23	0.00	0.00	1,765,309.27
	% Balance	0.13%	0.03%	0.00%	0.00%	0.16%
	# Loans	3	1	0	0	4
	% # Loans	0.14%	0.05%	0.00%	0.00%	0.19%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,390,089.04	16,929,237.30	4,042,533.98	2,262,539.06	24,624,399.38
	% Balance	0.13%	1.57%	0.38%	0.21%	2.29%
	# Loans	3	35	8	4	50
	% # Loans	0.14%	1.62%	0.37%	0.19%	2.32%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution
Foreclosure Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became Foreclosure Property this Period:
121775582 2	650,000.00	664,059.92	01-Dec-2005	7.625%	VA - 78.79%	360	01-Aug-2005
TOTAL	650,000.00	664,059.92
Became Foreclosure Property in a Prior Period:
121773192 1	335,000.00	341,320.38	01-May-2006	7.193%	MA - 56.30%	360	01-Oct-2005
TOTAL	335,000.00	341,320.38

TOTAL	985,000.00	1,005,380.30

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	67	108	175
Number of Repurchased Loans	7	18	25
Total Number of Loans Prepaid in Full	74	126	200
Curtailments Amount	(2,119,816.73)	(1,711,161.05)	(3,830,977.78)
Paid in Full Balance	33,772,008.36	26,107,967.36	59,879,975.72
Repurchased Loans Balance	5,050,756.51	4,868,749.70	9,919,506.21
Total Prepayment Amount	36,702,948.14	29,265,556.01	65,968,504.15
Cumulative

Number of Paid in Full Loans	389	687	1,076
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	400	712	1,112
Paid in Full Balance	200,780,685.88	161,642,851.41	362,423,537.29
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(17,495,499.39)	(16,285,558.22)	(33,781,057.61)
Total Prepayment Amount	190,654,671.15	151,795,612.06	342,450,283.21

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	3.30%	2.87%	3.09%
3 Months Avg SMM	2.65%	2.36%	2.51%
12 Months Avg SMM	1.62%	1.41%	1.52%
Avg SMM Since Cut-off	1.62%	1.41%	1.52%

CPR	33.11%	29.47%	31.39%
3 Months Avg CPR	27.52%	24.91%	26.28%
12 Months Avg CPR	17.77%	15.71%	16.79%
Avg CPR Since Cut-off	17.77%	15.71%	16.79%

PSA	1,444.74%	1,308.19%	1,381.03%
3 Months Avg PSA Approximation	1,312.82%	1,213.26%	1,266.28%
12 Months Avg PSA Approximation	1,268.71%	1,160.45%	1,218.46%
Avg PSA Since Cut-off Approximation	1,268.70%	1,160.45%	1,218.45%

CPR by Groups

35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Aug-04
Feb-05
Aug-05
Feb-06
Group 1
Group 2

Total CPR

35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Aug-04
Feb-05
Aug-05
Feb-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-04
Feb-05
Aug-05
Feb-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-04
Feb-05
Aug-05
Feb-06

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

CPR Avg since Cut-Off by Groups
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Aug-04
Feb-05
Aug-05
Feb-06
Group 1
Group 2

Total CPR Avg since Cut-Off
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Aug-04
Feb-05
Aug-05
Feb-06

PSA Avg since Cut-Off by Groups
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-04
Feb-05
Aug-05
Feb-06
Group 1
Group 2

Total PSA Avg since Cut-Off
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-04
Feb-05
Aug-05
Feb-06

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidation Balance)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120388801	2		1,360,000.00	1,366,539.44	03-Jul-2006	6.493%	CA - 71.58%	Paid Off - 360	01-Apr-2005
120397883	1		142,400.00	145,469.46	03-Jul-2006	7.000%	FL - 80.00%	Paid Off - 360	01-May-2005
120397894	1		152,000.00	155,218.71	30-Jun-2006	7.250%	FL - 95.00%	Paid Off - 360	01-Jun-2005
120748447	1		258,320.00	258,304.02	06-Jul-2006	6.793%	CA - 80.00%	Paid Off - 360	01-Aug-2005
120757106	2		615,000.00	618,403.68	20-Jun-2006	6.443%	MD - 74.55%	Paid Off - 360	01-Apr-2005
120850377	2		400,000.00	410,226.23	03-Jul-2006	7.293%	CA - 80.00%	Paid Off - 360	01-Apr-2005
121088604	1		427,000.00	434,202.42	03-Jul-2006	6.893%	HI - 35.58%	Paid Off - 360	01-Aug-2005
121101641	1		296,000.00	294,637.27	22-Jun-2006	6.993%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121190555	2		368,960.00	372,019.27	19-Jun-2006	7.043%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121269647	1		490,000.00	495,387.76	06-Jul-2006	6.943%	AK - 74.24%	Paid Off - 360	01-Aug-2005
121270075	2		606,400.00	618,005.95	22-Jun-2006	6.993%	CA - 79.90%	Paid Off - 360	01-Jul-2005
121287251	1		455,000.00	21,795.85	03-Jul-2006	7.643%	NY - 70.00%	Paid Off - 360	01-Oct-2005
121295759	2		385,600.00	389,944.72	03-Jul-2006	6.793%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121308499	2		675,000.00	675,699.88	16-Jun-2006	6.743%	CA - 68.18%	Paid Off - 360	01-Jul-2005
121347997	2		432,300.00	429,961.11	10-Jul-2006	7.193%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121351096	1		212,000.00	216,304.54	13-Jul-2006	7.293%	FL - 76.81%	Paid Off - 360	01-Aug-2005
121351788	1		96,788.00	98,482.17	20-Jun-2006	6.993%	NJ - 44.81%	Paid Off - 360	01-Aug-2005
121361872	1		115,405.00	117,124.17	20-Jun-2006	7.193%	IN - 93.83%	Paid Off - 360	01-Aug-2005
121368241	1		249,940.00	253,472.91	05-Jul-2006	7.093%	CA - 64.10%	Paid Off - 360	01-Sep-2005
121373188	2		388,000.00	395,493.85	23-Jun-2006	7.393%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121383812	1		180,000.00	183,718.99	21-Jun-2006	7.393%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121392498	2		385,600.00	390,909.29	06-Jul-2006	6.993%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121402302	2		414,000.00	421,037.59	26-Jun-2006	7.093%	GA - 79.62%	Paid Off - 360	01-Sep-2005
121407647	2		384,000.00	385,979.28	07-Jul-2006	6.593%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121418688	1		312,000.00	318,387.61	03-Jul-2006	7.543%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121421365	1		292,500.00	294,030.89	13-Jul-2006	7.593%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121427070	1		337,500.00	344,643.09	30-Jun-2006	7.393%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121433823	2		440,000.00	437,269.83	07-Jul-2006	6.893%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121441895	2		370,000.00	369,066.43	30-Jun-2006	6.993%	CA - 63.79%	Paid Off - 360	01-Jul-2005
121442372	2		470,708.00	477,432.53	22-Jun-2006	6.943%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121443082	2		650,000.00	524,626.65	14-Jul-2006	6.943%	CA - 76.47%	Paid Off - 360	01-Aug-2005
121443428	2		408,000.00	415,719.86	03-Jul-2006	7.293%	CA - 74.86%	Paid Off - 360	01-Aug-2005
121446760	2		372,000.00	379,553.29	22-Jun-2006	7.293%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121455085	1		294,000.00	301,327.33	05-Jul-2006	7.868%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121458624	1		160,000.00	156,838.09	27-Jun-2006	7.193%	MN - 79.60%	Paid Off - 360	01-Sep-2005
121459421	1		144,000.00	146,552.51	28-Jun-2006	6.993%	MA - 64.00%	Paid Off - 360	01-Aug-2005
121460918	2		950,000.00	966,839.47	14-Jul-2006	6.993%	FL - 38.00%	Paid Off - 360	01-Aug-2005
121475674	1		288,000.00	293,599.95	20-Jun-2006	7.193%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121476369	2		404,000.00	401,181.98	13-Jul-2006	7.375%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121477080	1		191,000.00	188,898.45	06-Jul-2006	7.143%	WA - 67.49%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121480966	1		206,400.00	208,912.43	12-Jul-2006	7.093%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121481693	2		556,000.00	564,186.77	22-Jun-2006	6.643%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121484109	1		118,400.00	118,082.47	07-Jul-2006	7.193%	TX - 80.00%	Paid Off - 360	01-Aug-2005
121495341	2		580,000.00	588,239.89	03-Jul-2006	7.293%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121495973	1		182,750.00	185,985.90	28-Jun-2006	6.993%	CA - 39.73%	Paid Off - 360	01-Aug-2005
121497188	1		325,000.00	330,760.85	10-Jul-2006	6.993%	NY - 48.15%	Paid Off - 360	01-Aug-2005
121498269	2		507,500.00	502,232.11	13-Jul-2006	6.543%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121498754	2		420,000.00	429,143.65	07-Jul-2006	7.543%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121499665	1		110,000.00	110,353.89	06-Jul-2006	7.093%	TN - 62.50%	Paid Off - 360	01-Aug-2005
121500491	1		316,000.00	315,167.63	05-Jul-2006	6.493%	AZ - 80.00%	Paid Off - 360	01-Aug-2005
121501209	1		230,000.00	233,835.62	26-Jun-2006	7.293%	CA - 67.65%	Paid Off - 360	01-Oct-2005
121504986	1		196,000.00	199,322.64	03-Jul-2006	7.393%	RI - 80.00%	Paid Off - 360	01-Aug-2005
121513167	1		390,000.00	393,845.03	23-Jun-2006	6.293%	HI - 75.00%	Paid Off - 360	01-Oct-2005
121519658	1		148,000.00	151,005.03	21-Jun-2006	7.293%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121526225	2		650,000.00	659,797.72	19-Jun-2006	6.843%	CA - 69.44%	Paid Off - 360	01-Sep-2005
121528097	1		236,250.00	241,453.92	11-Jul-2006	7.493%	FL - 75.00%	Paid Off - 360	01-Aug-2005
121529775	1		172,000.00	173,966.81	29-Jun-2006	6.843%	AZ - 80.00%	Paid Off - 360	01-Aug-2005
121535017	2		360,000.00	366,170.49	10-Jul-2006	7.143%	CA - 66.06%	Paid Off - 360	01-Aug-2005
121536556	1		254,400.00	258,528.52	03-Jul-2006	6.993%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121537156	1		150,500.00	152,621.38	12-Jul-2006	6.793%	AZ - 74.14%	Paid Off - 360	01-Aug-2005
121538426	1		187,000.00	184,700.20	22-Jun-2006	6.843%	NV - 77.92%	Paid Off - 360	01-Aug-2005
121539455	1		325,000.00	329,312.79	30-Jun-2006	7.193%	MD - 76.47%	Paid Off - 360	01-Sep-2005
121544239	1		400,000.00	405,181.17	20-Jun-2006	7.243%	NY - 72.07%	Paid Off - 360	01-Aug-2005
121546112	2		470,000.00	473,947.13	21-Jun-2006	6.893%	CA - 62.67%	Paid Off - 360	01-Aug-2005
121547971	1		189,600.00	189,400.57	16-Jun-2006	6.743%	AR - 80.00%	Paid Off - 360	01-Sep-2005
121549981	1		203,500.00	206,332.61	07-Jul-2006	6.693%	CO - 32.30%	Paid Off - 360	01-Sep-2005
121554504	1		180,000.00	180,461.43	03-Jul-2006	7.193%	NY - 37.90%	Paid Off - 360	01-Sep-2005
121555806	1		333,000.00	338,404.06	03-Jul-2006	6.993%	CA - 54.41%	Paid Off - 360	01-Sep-2005
121555850	1		264,000.00	265,159.12	30-Jun-2006	7.593%	NJ - 49.35%	Paid Off - 360	01-Oct-2005
121556166	1		316,000.00	318,602.20	07-Jul-2006	7.193%	CA - 59.07%	Paid Off - 360	01-Sep-2005
121557151	2		384,000.00	385,052.35	07-Jul-2006	7.043%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121557423	2		600,000.00	595,801.33	03-Jul-2006	6.843%	CA - 71.43%	Paid Off - 360	01-Aug-2005
121562563	2		502,950.00	516,118.23	13-Jul-2006	7.993%	CA - 70.00%	Paid Off - 360	01-Jul-2005
121564386	2		400,000.00	404,777.17	29-Jun-2006	6.893%	FL - 55.79%	Paid Off - 360	01-Sep-2005
121565177	2		611,500.00	616,155.30	11-Jul-2006	7.043%	CA - 67.20%	Paid Off - 360	01-Aug-2005
121566177	1		140,800.00	141,113.30	07-Jul-2006	7.093%	AZ - 80.00%	Paid Off - 360	01-Aug-2005
121568303	1		243,750.00	249,329.20	11-Jul-2006	7.593%	MD - 75.00%	Paid Off - 360	01-Aug-2005
121570410	1		207,300.00	211,620.32	23-Jun-2006	7.393%	CA - 62.82%	Paid Off - 360	01-Aug-2005
121571545	1		209,600.00	213,082.54	20-Jun-2006	7.393%	AZ - 80.00%	Paid Off - 360	01-Aug-2005
121576555	1		351,500.00	353,082.94	06-Jul-2006	6.743%	CA - 58.44%	Paid Off - 360	01-Sep-2005
121579561	1		300,000.00	304,517.00	05-Jul-2006	6.843%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121580569	1		216,000.00	218,507.97	05-Jul-2006	7.193%	RI - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121580650	1		132,800.00	135,240.35	28-Jun-2006	7.293%	FL - 66.40%	Paid Off - 360	01-Sep-2005
121581011	2		432,000.00	311,791.46	11-Jul-2006	6.443%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121583820	2		380,000.00	386,435.03	22-Jun-2006	7.293%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121587073	1		191,500.00	191,563.48	03-Jul-2006	7.193%	CA - 47.88%	Paid Off - 360	01-Aug-2005
121587075	2		440,000.00	448,934.06	11-Jul-2006	7.293%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121587429	1		175,000.00	178,402.74	03-Jul-2006	7.193%	MD - 68.63%	Paid Off - 360	01-Aug-2005
121589101	1		210,000.00	210,367.07	28-Jun-2006	7.093%	CA - 43.75%	Paid Off - 360	01-Sep-2005
121589695	2		462,820.00	471,758.92	03-Jul-2006	7.393%	CA - 73.00%	Paid Off - 360	01-Sep-2005
121589857	1		147,500.00	150,368.02	26-Jun-2006	7.193%	CA - 50.00%	Paid Off - 360	01-Aug-2005
121590561	1		254,400.00	258,816.55	16-Jun-2006	7.393%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121591005	1		357,750.00	364,860.03	07-Jul-2006	7.243%	NY - 75.00%	Paid Off - 360	01-Aug-2005
121591529	1		156,000.00	155,519.94	16-Jun-2006	6.743%	OH - 80.00%	Paid Off - 360	01-Sep-2005
121591630	2		432,000.00	434,063.11	03-Jul-2006	7.293%	CA - 79.27%	Paid Off - 360	01-Sep-2005
121600307	1		148,800.00	150,721.56	14-Jul-2006	7.593%	CA - 60.00%	Paid Off - 360	01-Sep-2005
121600698	1		324,000.00	330,061.14	07-Jul-2006	7.125%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121601007	1		150,000.00	150,726.66	22-Jun-2006	7.093%	NV - 56.60%	Paid Off - 360	01-Aug-2005
121603880	1		230,000.00	233,782.77	21-Jun-2006	7.493%	CA - 71.88%	Paid Off - 360	01-Aug-2005
121605884	2		446,250.00	453,968.55	06-Jul-2006	6.943%	NJ - 75.00%	Paid Off - 360	01-Aug-2005
121607702	1		198,300.00	202,104.09	30-Jun-2006	7.393%	NV - 79.99%	Paid Off - 360	01-Sep-2005
121608905	2		496,000.00	503,764.40	06-Jul-2006	7.193%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121616023	1		285,000.00	290,296.70	21-Jun-2006	7.093%	CA - 52.49%	Paid Off - 360	01-Aug-2005
121618114	1		272,550.00	277,603.55	27-Jun-2006	7.293%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121618613	2		412,000.00	419,572.24	07-Jul-2006	7.293%	CA - 63.39%	Paid Off - 360	01-Sep-2005
121619755	1		197,500.00	197,057.57	07-Jul-2006	7.193%	TX - 56.84%	Paid Off - 360	01-Sep-2005
121620319	1		284,000.00	289,245.44	03-Jul-2006	7.293%	NV - 55.58%	Paid Off - 360	01-Sep-2005
121622614	1		346,000.00	347,075.75	03-Jul-2006	7.668%	VA - 75.88%	Paid Off - 360	01-Sep-2005
121627315	2		436,000.00	442,043.60	19-Jun-2006	7.168%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121627443	1		330,000.00	335,609.70	30-Jun-2006	7.093%	CA - 64.83%	Paid Off - 360	01-Sep-2005
121627545	1		346,000.00	352,579.04	16-Jun-2006	7.143%	IL - 68.52%	Paid Off - 360	01-Aug-2005
121635312	1		335,000.00	339,289.19	11-Jul-2006	7.393%	AZ - 62.62%	Paid Off - 360	01-Aug-2005
121637081	1		169,600.00	170,357.96	29-Jun-2006	7.193%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121639552	2		770,000.00	783,826.97	30-Jun-2006	7.000%	CA - 73.33%	Paid Off - 360	01-Aug-2005
121639599	2		375,000.00	381,724.58	11-Jul-2006	7.000%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121641219	2		510,700.00	519,971.66	07-Jul-2006	7.243%	VA - 75.66%	Paid Off - 360	01-Sep-2005
121644954	1		277,500.00	281,741.34	20-Jun-2006	7.393%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121647825	1		112,500.00	111,023.93	20-Jun-2006	7.493%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121652178	1		275,000.00	279,084.89	22-Jun-2006	7.393%	CA - 69.62%	Paid Off - 360	01-Sep-2005
121653778	1		356,000.00	363,176.24	21-Jun-2006	7.443%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121660649	2		432,000.00	432,924.37	05-Jul-2006	7.043%	CA - 70.82%	Paid Off - 360	01-Sep-2005
121663807	1		359,650.00	363,440.29	30-Jun-2006	6.393%	CA - 79.22%	Paid Off - 360	01-Oct-2005
121666310	2		650,000.00	649,302.68	06-Jul-2006	7.000%	CA - 77.29%	Paid Off - 360	01-Aug-2005
121670405	1		234,000.00	238,700.25	03-Jul-2006	7.493%	FL - 70.06%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121671649	2		480,000.00	484,455.23	21-Jun-2006	7.393%	CA - 73.28%	Paid Off - 360	01-Oct-2005
121673321	1		272,000.00	277,253.41	12-Jul-2006	7.393%	VA - 79.30%	Paid Off - 360	01-Sep-2005
121693181	2		412,000.00	412,859.05	29-Jun-2006	6.668%	CA - 78.48%	Paid Off - 360	01-Aug-2005
121693200	2		650,000.00	660,731.34	21-Jun-2006	7.143%	CA - 72.22%	Paid Off - 360	01-Aug-2005
121693719	1		90,000.00	87,847.14	13-Jul-2006	1.000%	MI - 58.82%	Paid Off - 360	01-Sep-2005
121694050	2		370,000.00	377,146.14	11-Jul-2006	7.393%	CA - 74.00%	Paid Off - 360	01-Sep-2005
121696880	1		114,400.00	116,521.14	28-Jun-2006	7.293%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121697454	1		320,000.00	323,873.91	30-Jun-2006	7.143%	IL - 36.57%	Paid Off - 360	01-Oct-2005
121697491	2		513,050.00	512,842.97	14-Jul-2006	6.500%	CA - 79.99%	Paid Off - 360	01-Aug-2005
121707847	1		186,000.00	186,891.66	19-Jun-2006	7.393%	OH - 79.15%	Paid Off - 360	01-Oct-2005
121711778	1		275,000.00	277,872.45	30-Jun-2006	7.443%	VA - 71.24%	Paid Off - 360	01-Sep-2005
121713660	1		284,000.00	288,911.57	22-Jun-2006	7.393%	NY - 80.00%	Paid Off - 360	01-Oct-2005
121717682	1		303,750.00	310,510.31	23-Jun-2006	8.000%	VA - 75.00%	Paid Off - 360	01-Aug-2005
121717713	1		352,000.00	354,821.07	03-Jul-2006	7.625%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121717852	1		315,000.00	320,840.72	29-Jun-2006	7.293%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121719482	1		303,750.00	309,261.78	23-Jun-2006	7.243%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121750139	1		300,000.00	301,453.84	05-Jul-2006	7.393%	MA - 62.50%	Paid Off - 360	01-Sep-2005
121751012	1		175,000.00	175,557.14	06-Jul-2006	7.393%	FL - 63.64%	Paid Off - 360	01-Sep-2005
121752349	2		528,000.00	528,834.48	06-Jul-2006	7.125%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121752372	1		225,000.00	226,574.60	29-Jun-2006	6.875%	CA - 78.95%	Paid Off - 360	01-Aug-2005
121753998	2		400,000.00	405,711.37	05-Jul-2006	6.743%	MN - 80.00%	Paid Off - 360	01-Sep-2005
121754835	1		280,000.00	284,362.73	07-Jul-2006	6.743%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121758471	2		525,000.00	533,555.19	27-Jun-2006	7.143%	CA - 69.08%	Paid Off - 360	01-Sep-2005
121759005	1		249,600.00	254,035.47	14-Jul-2006	7.193%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121760295	1		85,000.00	85,408.34	21-Jun-2006	7.193%	MA - 46.20%	Paid Off - 360	01-Sep-2005
121761756	2		433,200.00	432,461.21	14-Jul-2006	6.668%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121764067	1		244,800.00	249,717.26	21-Jun-2006	7.493%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121766618	1		129,600.00	131,761.33	27-Jun-2006	7.293%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121772088	1		172,000.00	173,642.70	06-Jul-2006	6.993%	UT - 70.20%	Paid Off - 360	01-Sep-2005
121772113	1		168,500.00	164,225.18	13-Jul-2006	7.193%	NJ - 62.41%	Paid Off - 360	01-Sep-2005
121776754	1		156,500.00	158,701.23	22-Jun-2006	7.125%	AZ - 77.09%	Paid Off - 360	01-Aug-2005
121777137	1		260,000.00	264,013.61	12-Jul-2006	7.143%	CA - 64.20%	Paid Off - 360	01-Oct-2005
121778897	1		320,000.00	323,974.52	30-Jun-2006	7.543%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121779333	1		352,000.00	358,118.00	16-Jun-2006	7.493%	CA - 74.11%	Paid Off - 360	01-Oct-2005
121780370	2		613,000.00	624,073.81	29-Jun-2006	7.000%	CA - 74.30%	Paid Off - 360	01-Aug-2005
121791832	1		90,000.00	91,415.53	06-Jul-2006	7.193%	CA - 32.73%	Paid Off - 360	01-Oct-2005
121793381	1		324,000.00	329,624.87	13-Jul-2006	7.393%	CA - 61.71%	Paid Off - 360	01-Oct-2005
121798248	2		367,500.00	364,611.38	26-Jun-2006	7.043%	NJ - 75.00%	Paid Off - 360	01-Oct-2005
121800082	1		354,000.00	358,443.62	10-Jul-2006	6.693%	CA - 66.17%	Paid Off - 360	01-Oct-2005
121823954	1		256,769.00	261,051.03	13-Jul-2006	7.293%	FL - 74.96%	Paid Off - 360	01-Oct-2005
121825711	2		366,000.00	372,346.71	11-Jul-2006	7.393%	CA - 71.07%	Paid Off - 360	01-Oct-2005
121828453	2		660,000.00	677,757.23	14-Jul-2006	7.518%	CA - 67.69%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121828465	2		432,000.00	437,605.19	28-Jun-2006	7.618%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121828469	2		512,000.00	513,529.36	28-Jun-2006	7.393%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121828476	2		1,225,000.00	1,234,466.62	03-Jul-2006	7.243%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121846451	1		208,000.00	211,419.23	07-Jul-2006	7.343%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121852499	2		420,000.00	426,430.13	03-Jul-2006	7.093%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121862438	2		400,000.00	409,542.75	29-Jun-2006	7.068%	CA - 38.61%	Paid Off - 360	01-Sep-2005
121868558	2		368,000.00	364,212.10	11-Jul-2006	7.293%	CA - 75.88%	Paid Off - 360	01-Oct-2005
121908403	2		389,600.00	396,097.20	07-Jul-2006	7.293%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121915670	2		408,000.00	415,124.80	06-Jul-2006	7.193%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121181693	2		1,300,000.00	1,314,046.14	30-Jun-2006	6.343%	CA - 65.00%	Repur/Subs - 360	01-Jul-2005
121454530	1		224,000.00	219,476.91	30-Jun-2006	6.693%	NY - 68.92%	Repur/Subs - 360	01-Aug-2005
121456696	1		355,000.00	355,549.01	30-Jun-2006	7.143%	FL - 78.02%	Repur/Subs - 360	01-Aug-2005
121458488	1		250,000.00	249,756.30	30-Jun-2006	6.193%	NY - 51.02%	Repur/Subs - 360	01-Aug-2005
121459965	2		400,000.00	400,549.62	30-Jun-2006	6.893%	CA - 52.98%	Repur/Subs - 360	01-Aug-2005
121483738	2		851,250.00	840,861.17	30-Jun-2006	6.593%	CA - 75.00%	Repur/Subs - 360	01-Aug-2005
121485040	1		430,000.00	435,302.68	30-Jun-2006	6.643%	NY - 57.33%	Repur/Subs - 360	01-Aug-2005
121495539	2		450,000.00	457,129.47	30-Jun-2006	6.943%	NY - 75.00%	Repur/Subs - 360	01-Sep-2005
121519414	1		355,000.00	361,750.13	30-Jun-2006	7.143%	NY - 67.62%	Repur/Subs - 360	01-Aug-2005
121544231	1		326,000.00	330,159.82	30-Jun-2006	6.943%	NY - 66.53%	Repur/Subs - 360	01-Sep-2005
121567068	1		266,400.00	271,339.53	30-Jun-2006	7.293%	NY - 80.00%	Repur/Subs - 360	01-Sep-2005
121572255	1		200,000.00	202,941.73	30-Jun-2006	7.143%	NY - 65.57%	Repur/Subs - 360	01-Aug-2005
121574987	1		332,500.00	332,590.62	30-Jun-2006	7.343%	CA - 70.00%	Repur/Subs - 360	01-Aug-2005
121611037	1		260,000.00	264,497.14	30-Jun-2006	6.943%	CA - 48.64%	Repur/Subs - 360	01-Aug-2005
121654616	1		256,000.00	255,950.41	30-Jun-2006	7.243%	FL - 72.11%	Repur/Subs - 360	01-Sep-2005
121659539	1		115,850.00	115,594.99	30-Jun-2006	7.043%	CA - 70.00%	Repur/Subs - 360	01-Aug-2005
121693218	2		840,000.00	829,383.61	30-Jun-2006	6.793%	CA - 75.00%	Repur/Subs - 360	01-Aug-2005
121723695	1		174,950.00	174,271.89	30-Jun-2006	7.500%	OR - 59.00%	Repur/Subs - 360	01-Sep-2005
121761757	1		277,500.00	284,189.12	30-Jun-2006	7.993%	CA - 75.00%	Repur/Subs - 360	01-Aug-2005
121776730	1		299,000.00	301,879.43	30-Jun-2006	6.875%	CA - 73.65%	Repur/Subs - 360	01-Aug-2005
121776746	2		686,250.00	698,251.25	30-Jun-2006	7.125%	CA - 75.00%	Repur/Subs - 360	01-Aug-2005
121778905	1		255,000.00	257,322.19	30-Jun-2006	7.143%	NY - 56.67%	Repur/Subs - 360	01-Sep-2005
121846452	1		235,000.00	239,092.08	30-Jun-2006	7.543%	NY - 50.65%	Repur/Subs - 360	01-Sep-2005
121846459	2		514,500.00	510,535.25	30-Jun-2006	6.943%	NJ - 74.93%	Repur/Subs - 360	01-Sep-2005
121862450	1		222,000.00	217,085.72	30-Jun-2006	1.500%	CA - 74.00%	Repur/Subs - 360	01-Sep-2005

TOTAL			69,764,460.00	69,799,481.93

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Aug-04
Feb-05
Aug-05
Feb-06
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Aug-04
Feb-05
Aug-05
Feb-06

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Aug-04
Feb-05
Aug-05
Feb-06
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Aug-04
Feb-05
Aug-05
Feb-06

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2006 Distribution

Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	90.627212%	90.772364%	90.696629%
Next Senior Percentage	90.351725%	90.545295%	90.444511%
Current Subordinate Percentage	9.372788%	9.227636%	9.303371%
Next Subordinate Percentage	9.648275%	9.454705%	9.555489%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 1 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 2 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 3 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 4 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 5 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 6 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 7 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 8 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 9 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		19
		9. Prepayment Detail Report		22
		10. Realized Loss Report		28
		11. Realized Loss Detail Report		31
		12. Triggers and Adj. Cert. Report		32
		13. Other Related Information		33

		Total Number of Pages		33

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	August 25, 2006	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	July 31, 2006	Factor Information:		(800) 735-7777
	August 24, 2006	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	538,619,139.36	2,641,403.22	17,374,301.31	20,015,704.53	0.00	0.00	521,244,838.05
1-A-2	FLT		$262,356,000.00	224,424,783.96	1,197,212.71	7,239,296.82	8,436,509.53	0.00	0.00	217,185,487.14
1-A-3A	FLT		$77,413,000.00	66,220,691.74	332,161.15	2,136,088.69	2,468,249.84	0.00	0.00	64,084,603.05
1-A-3B	FLT		$80,000,000.00	68,433,665.42	337,368.47	2,207,472.84	2,544,841.31	0.00	0.00	66,226,192.58
2-A-1A	FLT		$398,032,000.00	332,891,879.18	1,632,511.02	14,224,045.26	15,856,556.28	0.00	0.00	318,667,833.92
2-A-1B	FLT		$300,000,000.00	250,903,353.88	1,331,983.18	10,720,780.19	12,052,763.37	0.00	0.00	240,182,573.69
2-A-2A	FLT		$50,000,000.00	41,817,225.64	207,593.49	1,786,796.70	1,994,390.19	0.00	0.00	40,030,428.94
2-A-2B	FLT		$65,846,000.00	55,069,940.80	260,756.17	2,353,068.31	2,613,824.48	0.00	0.00	52,716,872.49
2-A-2C	FLT		$175,000,000.00	146,360,289.74	755,564.67	6,253,788.44	7,009,353.11	0.00	0.00	140,106,501.30
2-A-3A	FLT		$84,508,000.00	70,677,802.09	354,517.89	3,019,972.31	3,374,490.20	0.00	0.00	67,657,829.78
2-A-3B	FLT		$90,000,000.00	75,271,006.18	371,075.61	3,216,234.05	3,587,309.66	0.00	0.00	72,054,772.13
1-X	CSTR		$0.00	0.00	685,241.80	0.00	685,241.80	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	584,771.42	0.00	584,771.42	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,119,193.11	62,250.57	18.47	62,269.04	0.00	0.00	12,119,174.64
B-2	SUB		$49,300,000.00	48,969,446.72	253,641.33	74.62	253,715.95	0.00	0.00	48,969,372.10
B-3	SUB		$33,764,000.00	33,537,614.58	180,930.77	51.11	180,981.88	0.00	0.00	33,537,563.47
B-4	SUB		$14,470,000.00	14,372,979.60	78,282.83	21.90	78,304.73	0.00	0.00	14,372,957.70
B-5	SUB		$13,264,000.00	13,175,065.74	73,346.69	20.08	73,366.77	0.00	0.00	13,175,045.66
B-6	SUB		$10,853,000.00	10,780,231.35	61,592.55	16.43	61,608.98	0.00	0.00	10,780,214.92
B-7	SUB		$9,647,000.00	9,582,317.49	54,748.30	14.60	54,762.90	0.00	0.00	9,582,302.89
B-8	SUB		$7,235,000.00	7,186,489.79	41,059.81	10.95	41,070.76	0.00	0.00	7,186,478.84
B-9	SUB		$16,882,000.00	16,768,807.29	95,808.11	25.55	95,833.66	0.00	0.00	16,768,781.74
B-10	SUB		$18,088,000.00	17,966,721.16	102,652.36	27.38	102,679.74	0.00	0.00	17,966,693.78
B-11	SUB		$13,269,015.79	13,180,047.87	75,303.84	20.08	75,323.92	0.00	0.00	13,180,027.79
B-X	CSTR		$0.00	0.00	51,172.34	0.00	51,172.34	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	505,061.40	0.00	505,061.40	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	451,921.72	0.00	451,921.72	0.00	0.00	100.00

Total			2,411,782,315.79	2,068,328,892.69	12,779,933.42	70,532,146.09	83,312,079.51	0.00	0.00	1,997,796,746.60

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	07/25/06	08/24/06	A-Act/360	45660LVZ9	629,654,000.00	855.420817	4.195007	27.593411	31.788418	827.827407
1-A-2	07/25/06	08/24/06	A-Act/360	45660LWA3	262,356,000.00	855.420817	4.563314	27.593411	32.156724	827.827407
1-A-3A	07/25/06	08/24/06	A-Act/360	45660LWB1	77,413,000.00	855.420817	4.290767	27.593411	31.884178	827.827407
1-A-3B	07/25/06	08/24/06	A-Act/360	45660LWC9	80,000,000.00	855.420818	4.217106	27.593411	31.810516	827.827407
2-A-1A	07/25/06	08/24/06	A-Act/360	45660LWD7	398,032,000.00	836.344513	4.101457	35.735934	39.837391	800.608579
2-A-1B	07/25/06	08/24/06	A-Act/360	45660LWE5	300,000,000.00	836.344513	4.439944	35.735934	40.175878	800.608579
2-A-2A	07/25/06	08/24/06	A-Act/360	45660LWV7	50,000,000.00	836.344513	4.151870	35.735934	39.887804	800.608579
2-A-2B	07/01/06	07/30/06	A-30/360	45660LWW5	65,846,000.00	836.344513	3.960091	35.735934	39.696025	800.608579
2-A-2C	07/25/06	08/24/06	A-Act/360	45660LWF2	175,000,000.00	836.344513	4.317512	35.735934	40.053446	800.608579
2-A-3A	07/25/06	08/24/06	A-Act/360	45660LWG0	84,508,000.00	836.344513	4.195081	35.735934	39.931015	800.608579
2-A-3B	07/25/06	08/24/06	A-Act/360	45660LWH8	90,000,000.00	836.344513	4.123062	35.735934	39.858996	800.608579
1-X	07/01/06	07/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.652970	0.000000	0.652970	0.000000
2-X	07/01/06	07/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.502646	0.000000	0.502646	0.000000
A-R	07/01/06	07/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	07/25/06	08/24/06	A-Act/360	45660LWJ4	12,201,000.00	993.295067	5.102088	0.001514	5.103601	993.293553
B-2	07/25/06	08/24/06	A-Act/360	45660LWK1	49,300,000.00	993.295065	5.144855	0.001514	5.146368	993.293552
B-3	07/25/06	08/24/06	A-Act/360	45660LWL9	33,764,000.00	993.295065	5.358689	0.001514	5.360203	993.293551
B-4	07/25/06	08/24/06	A-Act/360	45660LWM7	14,470,000.00	993.295066	5.410009	0.001513	5.411522	993.293552
B-5	07/25/06	08/24/06	A-Act/360	45660LWN5	13,264,000.00	993.295065	5.529756	0.001514	5.531270	993.293551
B-6	07/25/06	08/24/06	A-Act/360	45660LWP0	10,853,000.00	993.295066	5.675164	0.001514	5.676677	993.293552
B-7	07/25/06	08/24/06	A-Act/360	45660LWQ8	9,647,000.00	993.295065	5.675163	0.001513	5.676677	993.293551
B-8	07/25/06	08/24/06	A-Act/360	45660LWR6	7,235,000.00	993.295064	5.675164	0.001513	5.676677	993.293551
B-9	07/25/06	08/24/06	A-Act/360	45660LWX3	16,882,000.00	993.295065	5.675163	0.001513	5.676677	993.293552
B-10	07/25/06	08/24/06	A-Act/360	45660LWY1	18,088,000.00	993.295066	5.675164	0.001514	5.676677	993.293553
B-11	07/25/06	08/24/06	A-Act/360	45660LWZ8	13,269,015.79	993.295063	5.675164	0.001513	5.676677	993.293549
B-X	07/01/06	07/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.257182	0.000000	0.257182	0.000000
P-1	07/25/06	08/24/06	A-30/360	45660LYU7	100.00	1,000.000000	5,050,614.000000	0.000000	5,050,614.000000	1,000.000000
P-2	07/25/06	08/24/06	A-30/360	45660LYV5	100.00	1,000.000000	4,519,217.200000	0.000000	4,519,217.200000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	28,407,508.73	104,588,511.61	3,820,650.34	108,409,161.95	136,816,670.68	0.00	0.00	521,244,838.05
1-A-2	262,356,000.00	13,051,981.55	43,578,574.20	1,591,938.65	45,170,512.86	58,222,494.41	0.00	0.00	217,185,487.14
1-A-3A	77,413,000.00	3,585,821.12	12,858,665.95	469,731.00	13,328,396.95	16,914,218.07	0.00	0.00	64,084,603.05
1-A-3B	80,000,000.00	3,631,523.64	13,288,378.87	485,428.55	13,773,807.42	17,405,331.06	0.00	0.00	66,226,192.58
2-A-1A	398,032,000.00	17,777,948.53	76,930,954.34	2,433,211.74	79,364,166.08	97,142,114.61	0.00	0.00	318,667,833.92
2-A-1B	300,000,000.00	14,693,716.39	57,983,494.56	1,833,931.75	59,817,426.31	74,511,142.70	0.00	0.00	240,182,573.69
2-A-2A	50,000,000.00	2,265,359.84	9,663,915.77	305,655.29	9,969,571.06	12,234,930.90	0.00	0.00	40,030,428.94
2-A-2B	65,846,000.00	2,807,117.70	12,726,603.94	402,523.57	13,129,127.51	15,936,245.21	0.00	0.00	52,716,872.49
2-A-2C	175,000,000.00	8,298,240.10	33,823,705.18	1,069,793.52	34,893,498.70	43,191,738.80	0.00	0.00	140,106,501.30
2-A-3A	84,508,000.00	3,875,365.76	16,333,563.87	516,606.35	16,850,170.22	20,725,535.98	0.00	0.00	67,657,829.78
2-A-3B	90,000,000.00	4,044,600.97	17,395,048.33	550,179.52	17,945,227.87	21,989,828.84	0.00	0.00	72,054,772.13
1-X	0.00	8,959,428.15	0.00	0.00	0.00	8,959,428.15	0.00	0.00	0.00
2-X	0.00	7,968,888.48	0.00	0.00	0.00	7,968,888.48	0.00	0.00	0.00
A-R	100.00	138,549.41	82.31	17.69	100.00	138,649.41	0.00	0.00	0.00
B-1	12,201,000.00	614,830.54	0.00	81,825.36	81,825.36	696,655.90	0.00	0.00	12,119,174.64
B-2	49,300,000.00	2,508,374.55	0.00	330,627.90	330,627.90	2,839,002.45	0.00	0.00	48,969,372.10
B-3	33,764,000.00	1,800,289.04	0.00	226,436.53	226,436.53	2,026,725.57	0.00	0.00	33,537,563.47
B-4	14,470,000.00	780,010.74	0.00	97,042.30	97,042.30	877,053.04	0.00	0.00	14,372,957.70
B-5	13,264,000.00	733,124.58	0.00	88,954.34	88,954.34	822,078.92	0.00	0.00	13,175,045.66
B-6	10,853,000.00	617,871.45	0.00	72,785.08	72,785.08	690,656.53	0.00	0.00	10,780,214.92
B-7	9,647,000.00	540,493.76	0.00	64,697.11	64,697.11	605,190.87	0.00	0.00	9,582,302.89
B-8	7,235,000.00	392,798.09	0.00	48,521.16	48,521.16	441,319.25	0.00	0.00	7,186,478.84
B-9	16,882,000.00	916,546.99	0.00	113,218.26	113,218.26	1,029,765.25	0.00	0.00	16,768,781.74
B-10	18,088,000.00	982,022.40	0.00	121,306.22	121,306.22	1,103,328.62	0.00	0.00	17,966,693.78
B-11	13,269,015.79	720,393.11	0.00	88,987.90	88,987.90	809,381.01	0.09	0.00	13,180,027.79
B-X	0.00	816,001.76	0.00	0.00	0.00	816,001.76	0.00	0.00	0.00
P-1	100.00	3,423,335.19	0.00	0.00	0.00	3,423,335.19	0.00	0.00	100.00
P-2	100.00	2,463,323.35	0.00	0.00	0.00	2,463,323.35	0.00	0.00	100.00

Total	2,411,782,315.79	136,815,465.92	399,171,498.93	14,814,070.13	413,985,569.09	550,801,035.01	0.09	0.00	1,997,796,746.60

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.69500%	538,619,139.36	2,641,403.22	0.00	0.00	0.00	2,641,403.22	2,641,403.22	0.00
1-A-2	6.19500%	224,424,783.96	1,197,212.71	0.00	0.00	0.00	1,197,212.71	1,197,212.71	0.00
1-A-3A	5.82500%	66,220,691.74	332,161.15	0.00	0.00	0.00	332,161.15	332,161.15	0.00
1-A-3B	5.72500%	68,433,665.42	337,368.47	0.00	0.00	0.00	337,368.47	337,368.47	0.00
2-A-1A	5.69500%	332,891,879.18	1,632,511.02	0.00	0.00	0.00	1,632,511.02	1,632,511.02	0.00
2-A-1B	6.16500%	250,903,353.88	1,331,983.18	0.00	0.00	0.00	1,331,983.18	1,331,983.18	0.00
2-A-2A	5.76500%	41,817,225.64	207,593.49	0.00	0.00	0.00	207,593.49	207,593.49	0.00
2-A-2B	5.68200%	55,069,940.80	260,756.17	0.00	0.00	0.00	260,756.17	260,756.17	0.00
2-A-2C	5.99500%	146,360,289.74	755,564.67	0.00	0.00	0.00	755,564.67	755,564.67	0.00
2-A-3A	5.82500%	70,677,802.09	354,517.89	0.00	0.00	0.00	354,517.89	354,517.89	0.00
2-A-3B	5.72500%	75,271,006.18	371,075.61	0.00	0.00	0.00	371,075.61	371,075.61	0.00
1-X	0.00000%	0.00	685,241.80	0.00	0.00	0.00	685,241.80	685,241.80	0.00
2-X	0.00000%	0.00	584,771.42	0.00	0.00	0.00	584,771.42	584,771.42	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.96500%	12,119,193.11	62,250.57	0.00	0.00	0.00	62,250.57	62,250.57	0.00
B-2	6.01500%	48,969,446.72	253,641.33	0.00	0.00	0.00	253,641.33	253,641.33	0.00
B-3	6.26500%	33,537,614.58	180,930.77	0.00	0.00	0.00	180,930.77	180,930.77	0.00
B-4	6.32500%	14,372,979.60	78,282.83	0.00	0.00	0.00	78,282.83	78,282.83	0.00
B-5	6.46500%	13,175,065.74	73,346.69	0.00	0.00	0.00	73,346.69	73,346.69	0.00
B-6	6.63500%	10,780,231.35	61,592.55	0.00	0.00	0.00	61,592.55	61,592.55	0.00
B-7	6.63500%	9,582,317.49	54,748.30	0.00	0.00	0.00	54,748.30	54,748.30	0.00
B-8	6.63500%	7,186,489.79	41,059.81	0.00	0.00	0.00	41,059.81	41,059.81	0.00
B-9	6.63500%	16,768,807.29	95,808.11	0.00	0.00	0.00	95,808.11	95,808.11	0.00
B-10	6.63500%	17,966,721.16	102,652.36	0.00	0.00	0.00	102,652.36	102,652.36	0.00
B-11	6.63500%	13,180,047.87	75,303.84	0.00	0.00	0.00	75,303.84	75,303.84	0.00
B-X	0.00000%	0.00	51,172.34	0.00	0.00	0.00	51,172.34	51,172.34	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	505,061.40	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	451,921.72	0.00

Total		2,068,328,892.69	11,822,950.30	0.00	0.00	0.00	11,822,950.30	12,779,933.42	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	685,241.80	0.00	685,241.80	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	584,771.42	0.00	584,771.42	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	51,172.34	0.00	51,172.34	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,321,185.56	0.00	1,321,185.56	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	07/01/06	07/30/06	A-30/360	1,049,423,000.00		855.420817	0.652970	0.000000	0.652970	827.827407
2-X-IO	07/01/06	07/30/06	A-30/360	1,163,386,000.00		836.344513	0.502646	0.000000	0.502646	800.608579
B-X-IO	07/01/06	07/30/06	A-30/360	198,973,015.00		993.295069	0.257182	0.000000	0.257182	993.293556
1-X-PO	07/01/06	07/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	07/01/06	07/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	07/01/06	07/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	07/01/06	07/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	8,959,407.55	0.00	0.00	0.00	8,959,428.15	0.00	0.00	0.00
2-X-IO	0.00	7,968,888.48	0.00	0.00	0.00	7,968,888.48	0.00	0.00	0.00
B-X-IO	0.00	816,001.74	0.00	0.00	0.00	816,001.74	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	17,744,297.77	0.00	0.00	0.00	17,744,318.37	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	0.91600%	897,698,280.48	685,241.80	0.00	0.00	0.00	685,241.80	685,241.80	0.00
2-X-IO	0.72120%	972,991,497.51	584,771.42	0.00	0.00	0.00	584,771.42	584,771.42	0.00
B-X-IO	0.31070%	197,638,914.70	51,172.34	0.00	0.00	0.00	51,172.34	51,172.34	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2,068,328,692.69	1,321,185.56	0.00	0.00	0.00	1,321,185.56	1,321,185.56	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	41,574,961.38	28,957,184.71	70,532,146.09
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	41,574,961.38	28,957,184.71	70,532,146.09
Interest Collections	6,171,633.02	5,821,575.77	11,993,208.78
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	451,921.72	505,061.40	956,983.12
Interest Fees	(78,495.24)	(79,388.66)	(170,258.47)
TOTAL NET INTEREST	6,545,059.50	6,247,248.51	12,779,933.44
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	48,120,020.88	35,204,433.22	83,312,079.53

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,861.88	264.95	3,126.83
Curtailments	(2,108,893.26)	(1,872,359.83)	(3,981,253.09)
Prepayments In Full	43,680,992.76	30,829,279.59	74,510,272.35
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,861.88)	(264.95)	(3,126.83)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,861.88	264.95	3,126.83
TOTAL PRINCIPAL COLLECTED	41,574,961.38	28,957,184.71	70,532,146.09

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,430,115.58	6,052,423.83	12,482,539.41
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(21,795.00)	(18,192.63)	(39,987.63)
Delinquent Interest	(4,942,754.79)	(4,512,279.97)	(9,455,034.76)
Compensating Interest	21,795.00	18,192.63	39,987.63
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,684,272.23	4,281,431.91	8,965,704.14
TOTAL INTEREST COLLECTED	6,171,633.02	5,821,575.77	11,993,208.78

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	451,921.72	505,061.40	956,983.12
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C,			0.00
TOTAL INTEREST OTHER ACCOUNTS	451,921.72	505,061.40	956,983.12

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	78,046.53	78,975.56	157,022.09
Class 1-A-3B Ambac Premium			5,892.90
Class 2-A-3B Ambac Premium			6,481.67
Trustee Fees	448.71	413.10	861.81
TOTAL INTEREST FEES	78,495.24	79,388.66	170,258.47

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			5,892.90
Class 2-A-3B Ambac Premium			6,481.67

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,155	4,167	6,322
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(89)	(130)	(219)
Repurchases	0	0	0
Liquidations	0	0	0
Current	2,066	4,037	6,103
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,076,893,100.44	991,435,592.25	2,068,328,692.69
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,861.88)	(264.95)	(3,126.83)
Partial Prepayments	2,108,893.26	1,872,359.83	3,981,253.09
Full Voluntary Prepayments	(43,680,992.76)	(30,829,279.59)	(74,510,272.35)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	1,035,318,139.06	962,478,407.54	1,997,796,546.60

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.02738%	7.18623%	7.10335%
Weighted Average Coupon Current	7.16519%	7.32565%	7.24210%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	349	349	349
Weighted Average Months to Maturity Current	348	348	348
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	349	349	349
Weighted Avg Remaining Amortization Term Current	348	348	348
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	11.46	11.26	11.37
Weighted Average Seasoning Current	12.46	12.25	12.36

Weighted Average Coupon by Groups

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Sep-04
Mar-05
Sep-05
Mar-06
Group 1
Group 2

Total Weighted Average Coupon

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Sep-04
Mar-05
Sep-05
Mar-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Sep-04
Mar-05
Sep-05
Mar-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Sep-04
Mar-05
Sep-05
Mar-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88478%	3.04504%	2.96142%
Weighted Average Margin Current	2.88535%	3.04525%	2.96200%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.02009%	8.93284%	8.97836%
Weighted Average Max Rate Current	9.02892%	8.90725%	8.97060%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	78,046.53	78,975.56	157,022.09
Delinquent Servicing Fees	258,482.56	230,848.06	489,330.62
TOTAL SERVICING FEES	336,529.10	309,823.63	646,352.73

Total Servicing Fees	336,529.10	309,823.63	646,352.73
Compensating Interest	(21,795.00)	(18,192.63)	(39,987.63)
Delinquent Servicing Fees	(258,482.56)	(230,848.06)	(489,330.62)
COLLECTED SERVICING FEES	56,251.54	60,782.94	117,034.47
Total Advaced Interest	4,684,272.23	4,281,431.91	8,965,704.14
Total Advaced Principal	2,861.88	264.95	3,126.83
Aggregate Advances with respect to this Distribution	4,687,134.11	4,281,696.86	8,968,830.97

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	21,795.00	18,192.63	39,987.63
Compensating Interest	(21,795.00)	(18,192.63)	(39,987.63)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	6.789685%	6.950148%	6.866602%

Current Deferred Interest	2,877,107.37	2,772,676.08	5,649,783.44
Cumulative Deferred Interest	2,877,107.37	2,772,676.08	5,649,783.44
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		42,089,348.62	6,950,530.82	5,059,512.75	54,099,392.19
	% Balance		2.11%	0.35%	0.25%	2.71%
	# Loans		123	18	16	157
	% # Loans		2.02%	0.29%	0.26%	2.57%

FORECLOSURE	Balance	342,328.36	0.00	0.00	849,873.60	1,192,201.96
	% Balance	0.02%	0.00%	0.00%	0.04%	0.06%
	# Loans	1	0	0	2	3
	% # Loans	0.02%	0.00%	0.00%	0.03%	0.05%

BANKRUPTCY	Balance	1,853,305.26	376,297.93	0.00	242,217.38	2,471,820.57
	% Balance	0.09%	0.02%	0.00%	0.01%	0.12%
	# Loans	5	1	0	1	7
	% # Loans	0.08%	0.02%	0.00%	0.02%	0.11%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	2,195,633.62	42,465,646.55	6,950,530.82	6,151,603.73	57,763,414.72
	% Balance	0.11%	2.13%	0.35%	0.31%	2.89%
	# Loans	6	124	18	19	167
	% # Loans	0.10%	2.03%	0.29%	0.31%	2.74%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		19,649,997.83	2,005,945.79	2,528,067.80	24,184,011.42
	% Balance		2.04%	0.21%	0.26%	2.51%
	# Loans		78	8	12	98
	% # Loans		1.93%	0.20%	0.30%	2.43%

FORECLOSURE	Balance	342,328.36	0.00	0.00	184,090.24	526,418.60
	% Balance	0.04%	0.00%	0.00%	0.02%	0.05%
	# Loans	1	0	0	1	2
	% # Loans	0.02%	0.00%	0.00%	0.02%	0.05%

BANKRUPTCY	Balance	461,456.07	0.00	0.00	242,217.38	703,673.45
	% Balance	0.05%	0.00%	0.00%	0.03%	0.07%
	# Loans	2	0	0	1	3
	% # Loans	0.05%	0.00%	0.00%	0.02%	0.07%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	803,784.43	19,649,997.83	2,005,945.79	2,954,375.42	25,414,103.47
	% Balance	0.08%	2.04%	0.21%	0.31%	2.64%
	# Loans	3	78	8	14	103
	% # Loans	0.07%	1.93%	0.20%	0.35%	2.55%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		22,439,350.79	4,944,585.03	2,531,444.95	29,915,380.77
	% Balance		2.17%	0.48%	0.24%	2.89%
	# Loans		45	10	4	59
	% # Loans		2.18%	0.48%	0.19%	2.86%

FORECLOSURE	Balance	0.00	0.00	0.00	665,783.36	665,783.36
	% Balance	0.00%	0.00%	0.00%	0.06%	0.06%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.05%	0.05%

BANKRUPTCY	Balance	1,391,849.19	376,297.93	0.00	0.00	1,768,147.12
	% Balance	0.13%	0.04%	0.00%	0.00%	0.17%
	# Loans	3	1	0	0	4
	% # Loans	0.15%	0.05%	0.00%	0.00%	0.19%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,391,849.19	22,815,648.72	4,944,585.03	3,197,228.31	32,349,311.25
	% Balance	0.13%	2.20%	0.48%	0.31%	3.12%
	# Loans	3	46	10	5	64
	% # Loans	0.15%	2.23%	0.48%	0.24%	3.10%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution
Foreclosure Report
Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
Became Foreclosure Property this Period:
121604301	1	180,000.00	184,090.24	01-Nov-2005	7.232%	FL - 80.00%	360	01-Sep-2005
TOTAL		180,000.00	184,090.24
Became Foreclosure Property in a Prior Period:
121773192	1	335,000.00	342,328.36	01-Jul-2006	7.332%	MA - 56.30%	360	01-Oct-2005
121775582	2	650,000.00	665,783.36	01-Dec-2005	7.750%	VA - 78.79%	360	01-Aug-2005
TOTAL		985,000.00	1,008,111.72

TOTAL		1,165,000.00	1,192,201.96

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	89	130	219
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	89	130	219
Curtailments Amount	(2,108,893.26)	(1,872,359.83)	(3,981,253.09)
Paid in Full Balance	43,680,992.76	30,829,279.59	74,510,272.35
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	41,572,099.50	28,956,919.76	70,529,019.26
Cumulative

Number of Paid in Full Loans	478	817	1,295
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	489	842	1,331
Paid in Full Balance	244,461,678.64	192,472,131.00	436,933,809.64
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(19,604,392.65)	(18,157,918.05)	(37,762,310.70)
Total Prepayment Amount	232,226,770.65	180,752,531.82	412,979,302.47

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	3.86%	2.92%	3.41%
3 Months Avg SMM	3.26%	2.70%	2.99%
12 Months Avg SMM	1.82%	1.55%	1.69%
Avg SMM Since Cut-off	1.82%	1.55%	1.69%

CPR	37.65%	29.93%	34.05%
3 Months Avg CPR	32.83%	28.02%	30.56%
12 Months Avg CPR	19.81%	17.12%	18.53%
Avg CPR Since Cut-off	19.81%	17.12%	18.53%

PSA	1,511.09%	1,221.33%	1,377.61%
3 Months Avg PSA Approximation	1,431.76%	1,244.06%	1,344.41%
12 Months Avg PSA Approximation	1,321.05%	1,177.43%	1,254.23%
Avg PSA Since Cut-off Approximation	1,321.05%	1,177.44%	1,254.23%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

CPR Avg since Cut-Off by Groups

20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Sep-04
Mar-05
Sep-05
Mar-06
Group 1
Group 2

Total CPR Avg since Cut-Off

20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Sep-04
Mar-05
Sep-05
Mar-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Sep-04
Mar-05
Sep-05
Mar-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Sep-04
Mar-05
Sep-05
Mar-06

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidation Balance)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120742694	1		291,925.00	295,222.44	04-Aug-2006	6.882%	CA - 80.00%	Paid Off - 360	01-Aug-2005
120789490	1		270,000.00	269,844.26	09-Aug-2006	8.232%	CA - 72.97%	Paid Off - 360	01-Mar-2005
120978163	2		468,348.00	476,009.44	26-Jul-2006	6.832%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121026439	1		151,920.00	149,932.92	01-Aug-2006	7.382%	NJ - 80.00%	Paid Off - 360	01-May-2005
121064002	2		536,250.00	545,267.18	21-Jul-2006	7.332%	CA - 65.00%	Paid Off - 360	01-May-2005
121109873	1		115,000.00	117,194.68	31-Jul-2006	7.082%	SC - 55.29%	Paid Off - 360	01-Jul-2005
121170744	1		121,000.00	123,358.60	31-Jul-2006	7.032%	DC - 69.14%	Paid Off - 360	01-Aug-2005
121185179	2		503,900.00	504,223.09	31-Jul-2006	6.690%	CO - 72.19%	Paid Off - 360	01-Jul-2005
121272081	1		237,500.00	240,349.42	31-Jul-2006	7.332%	LA - 87.96%	Paid Off - 360	01-Aug-2005
121278477	1		280,000.00	278,814.92	31-Jul-2006	7.532%	CT - 80.00%	Paid Off - 360	01-Aug-2005
121297027	1		268,000.00	273,605.15	04-Aug-2006	7.182%	CA - 76.57%	Paid Off - 360	01-Aug-2005
121318307	1		190,000.00	187,649.08	14-Aug-2006	7.432%	SC - 71.43%	Paid Off - 360	01-Jun-2005
121320586	1		256,000.00	258,342.62	15-Aug-2006	7.332%	NJ - 79.75%	Paid Off - 360	01-Aug-2005
121338431	2		487,500.00	499,306.19	31-Jul-2006	7.382%	MD - 75.00%	Paid Off - 360	01-Jul-2005
121357795	1		280,000.00	285,804.27	31-Jul-2006	7.282%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121359065	2		432,000.00	427,363.22	17-Jul-2006	7.282%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121360722	1		124,000.00	126,339.50	17-Jul-2006	7.332%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121367579	2		439,500.00	443,502.12	28-Jul-2006	7.082%	MA - 79.19%	Paid Off - 360	01-Jul-2005
121372718	1		251,200.00	249,110.42	31-Jul-2006	6.832%	CA - 52.33%	Paid Off - 360	01-Aug-2005
121374197	2		396,000.00	401,845.74	19-Jul-2006	6.875%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121381120	2		412,500.00	422,487.96	02-Aug-2006	7.582%	MA - 75.00%	Paid Off - 360	01-Aug-2005
121382752	1		219,200.00	222,668.06	03-Aug-2006	7.532%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121385791	2		500,000.00	509,352.93	04-Aug-2006	7.432%	CA - 66.67%	Paid Off - 360	01-Jul-2005
121406997	1		212,000.00	216,235.51	31-Jul-2006	7.532%	IL - 80.00%	Paid Off - 360	01-Oct-2005
121410860	1		346,000.00	345,228.58	31-Jul-2006	7.282%	AL - 67.18%	Paid Off - 360	01-Jul-2005
121418408	1		238,400.00	242,708.24	08-Aug-2006	6.882%	MD - 70.12%	Paid Off - 360	01-Aug-2005
121420912	1		210,000.00	213,068.77	27-Jul-2006	7.082%	CA - 45.16%	Paid Off - 360	01-Aug-2005
121427723	1		302,000.00	294,576.02	15-Aug-2006	7.232%	NJ - 44.09%	Paid Off - 360	01-Aug-2005
121436517	1		225,000.00	228,788.40	31-Jul-2006	7.332%	RI - 68.18%	Paid Off - 360	01-Aug-2005
121439105	1		230,000.00	229,998.67	17-Jul-2006	6.582%	CA - 76.67%	Paid Off - 360	01-Sep-2005
121446159	2		384,000.00	390,405.72	27-Jul-2006	7.232%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121448636	1		115,500.00	115,484.35	31-Jul-2006	7.132%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121450352	1		340,800.00	348,011.58	15-Aug-2006	7.432%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121462619	1		96,900.00	98,410.76	03-Aug-2006	7.432%	AR - 95.00%	Paid Off - 360	01-Oct-2005
121465580	1		348,750.00	354,970.21	31-Jul-2006	7.132%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121474293	2		376,000.00	382,055.79	17-Jul-2006	6.882%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121474991	2		450,000.00	457,706.46	31-Jul-2006	6.782%	VA - 23.68%	Paid Off - 360	01-Aug-2005
121475897	1		317,905.00	322,729.79	08-Aug-2006	7.250%	MD - 93.53%	Paid Off - 360	01-Jul-2005
121477155	1		150,400.00	149,425.78	31-Jul-2006	7.282%	GA - 64.00%	Paid Off - 360	01-Aug-2005
121477971	2		408,000.00	414,987.20	31-Jul-2006	6.782%	CA - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121478485	1		151,100.00	153,004.90	25-Jul-2006	7.282%	MD - 67.76%	Paid Off - 360	01-Aug-2005
121478957	1		156,000.00	159,484.80	01-Aug-2006	7.332%	CT - 47.27%	Paid Off - 360	01-Aug-2005
121479802	2		604,000.00	604,054.03	04-Aug-2006	6.982%	CA - 57.80%	Paid Off - 360	01-Aug-2005
121481959	2		460,000.00	470,212.01	17-Jul-2006	7.332%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121482495	1		135,000.00	136,729.95	04-Aug-2006	7.132%	FL - 56.25%	Paid Off - 360	01-Aug-2005
121482618	1		353,500.00	353,395.59	01-Aug-2006	7.232%	MD - 59.92%	Paid Off - 360	01-Aug-2005
121483655	1		158,000.00	155,967.92	11-Aug-2006	7.232%	CA - 39.50%	Paid Off - 360	01-Aug-2005
121484078	2		400,000.00	399,820.23	31-Jul-2006	7.282%	MD - 73.39%	Paid Off - 360	01-Aug-2005
121490977	1		260,000.00	256,336.64	27-Jul-2006	7.532%	CA - 72.22%	Paid Off - 360	01-Sep-2005
121493036	2		540,000.00	545,709.85	01-Aug-2006	6.632%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121494755	1		351,801.00	350,764.82	31-Jul-2006	7.282%	CA - 73.29%	Paid Off - 360	01-Jul-2005
121496325	2		570,000.00	582,920.42	15-Aug-2006	7.382%	CA - 78.08%	Paid Off - 360	01-Aug-2005
121500342	2		382,500.00	389,412.31	31-Jul-2006	6.882%	RI - 75.00%	Paid Off - 360	01-Aug-2005
121501405	2		617,601.00	623,742.50	10-Aug-2006	6.832%	CA - 69.39%	Paid Off - 360	01-Aug-2005
121504453	1		150,000.00	153,069.85	18-Jul-2006	7.432%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121505916	1		200,000.00	198,471.42	26-Jul-2006	7.132%	CA - 55.56%	Paid Off - 360	01-Aug-2005
121506663	1		140,000.00	135,903.03	10-Aug-2006	7.182%	PA - 75.68%	Paid Off - 360	01-Aug-2005
121510752	2		388,000.00	393,705.68	20-Jul-2006	6.932%	ID - 73.91%	Paid Off - 360	01-Aug-2005
121511154	2		452,000.00	444,765.83	03-Aug-2006	7.332%	CA - 54.46%	Paid Off - 360	01-Aug-2005
121512056	2		393,750.00	402,852.77	03-Aug-2006	7.532%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121512633	1		343,200.00	350,703.60	19-Jul-2006	7.282%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121513053	1		266,000.00	270,741.40	01-Aug-2006	7.532%	NJ - 70.00%	Paid Off - 360	01-Sep-2005
121515599	1		200,000.00	201,429.19	15-Aug-2006	6.832%	CA - 43.01%	Paid Off - 360	01-Aug-2005
121516900	1		308,750.00	314,076.01	02-Aug-2006	7.250%	CA - 95.00%	Paid Off - 360	01-Jul-2005
121518042	1		265,500.00	268,990.71	09-Aug-2006	7.432%	CA - 73.75%	Paid Off - 360	01-Aug-2005
121518775	2		480,000.00	490,781.97	10-Aug-2006	7.432%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121520907	1		250,800.00	255,042.40	03-Aug-2006	7.432%	NJ - 95.00%	Paid Off - 360	01-Aug-2005
121523565	1		301,000.00	301,761.30	04-Aug-2006	6.932%	CA - 68.88%	Paid Off - 360	01-Aug-2005
121525368	1		357,500.00	364,824.82	24-Jul-2006	7.332%	CA - 65.00%	Paid Off - 360	01-Sep-2005
121526275	1		344,800.00	342,289.68	31-Jul-2006	7.432%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121531124	2		442,400.00	443,138.94	02-Aug-2006	7.582%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121536479	2		436,500.00	445,558.21	08-Aug-2006	7.432%	FL - 75.00%	Paid Off - 360	01-Aug-2005
121538541	2		612,000.00	611,531.36	31-Jul-2006	6.882%	CA - 69.94%	Paid Off - 360	01-Sep-2005
121541302	1		273,000.00	277,804.33	21-Jul-2006	6.832%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121541471	1		303,750.00	310,023.79	19-Jul-2006	7.332%	NJ - 75.00%	Paid Off - 360	01-Sep-2005
121543343	1		112,000.00	114,609.09	31-Jul-2006	7.532%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121544544	2		435,000.00	434,467.54	07-Aug-2006	7.532%	CA - 72.50%	Paid Off - 360	01-Aug-2005
121545626	2		458,000.00	461,984.83	01-Aug-2006	7.182%	CA - 76.33%	Paid Off - 360	01-Aug-2005
121547563	1		260,000.00	262,285.99	21-Jul-2006	7.432%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121548716	1		203,200.00	206,479.93	03-Aug-2006	7.232%	CO - 80.00%	Paid Off - 360	01-Aug-2005
121550835	1		180,000.00	183,850.04	01-Aug-2006	7.232%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121550933	1		275,000.00	276,818.27	31-Jul-2006	7.332%	CA - 42.60%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121551213 2		419,180.00	427,898.36	15-Aug-2006	7.582%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121552200 2		441,000.00	445,393.62	26-Jul-2006	7.182%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121552288 2		491,160.00	498,211.07	10-Aug-2006	7.132%	CA - 79.91%	Paid Off - 360	01-Sep-2005
121553252 1		185,000.00	188,297.55	07-Aug-2006	7.532%	CA - 69.63%	Paid Off - 360	01-Sep-2005
121555702 1		215,000.00	219,970.48	19-Jul-2006	7.432%	AR - 58.90%	Paid Off - 360	01-Aug-2005
121559243 1		238,000.00	243,769.21	07-Aug-2006	7.532%	VA - 75.56%	Paid Off - 360	01-Aug-2005
121561187 2		371,500.00	371,433.40	11-Aug-2006	6.782%	CA - 66.34%	Paid Off - 360	01-Aug-2005
121562547 2		564,000.00	566,417.21	02-Aug-2006	6.557%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121563893 2		440,000.00	449,202.42	01-Aug-2006	7.182%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121568649 2		556,000.00	566,837.59	31-Jul-2006	7.032%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121571195 1		210,000.00	215,190.43	15-Aug-2006	7.582%	CA - 63.64%	Paid Off - 360	01-Aug-2005
121574407 2		480,000.00	480,057.02	01-Aug-2006	7.182%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121577668 2		425,550.00	426,008.84	08-Aug-2006	6.882%	VA - 72.74%	Paid Off - 360	01-Sep-2005
121578952 1		248,080.00	248,552.95	31-Jul-2006	6.932%	NC - 80.00%	Paid Off - 360	01-Sep-2005
121579026 1		342,000.00	349,653.05	01-Aug-2006	7.532%	VA - 79.91%	Paid Off - 360	01-Sep-2005
121588799 2		675,000.00	686,910.71	31-Jul-2006	6.982%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121589657 2		475,000.00	468,439.99	31-Jul-2006	6.732%	CA - 63.33%	Paid Off - 360	01-Sep-2005
121595769 1		176,000.00	179,507.35	01-Aug-2006	7.532%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121598187 1		285,000.00	291,908.53	27-Jul-2006	7.532%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121600445 2		380,000.00	387,001.87	20-Jul-2006	7.232%	NY - 59.38%	Paid Off - 360	01-Sep-2005
121601735 1		210,000.00	214,691.15	24-Jul-2006	7.332%	CA - 51.22%	Paid Off - 360	01-Aug-2005
121603919 2		452,421.00	454,633.24	04-Aug-2006	6.682%	CA - 79.37%	Paid Off - 360	01-Aug-2005
121604571 2		448,000.00	457,582.23	27-Jul-2006	7.232%	CA - 77.91%	Paid Off - 360	01-Aug-2005
121606825 1		176,000.00	179,264.35	03-Aug-2006	7.332%	WA - 78.71%	Paid Off - 360	01-Sep-2005
121607162 1		241,700.00	245,463.25	07-Aug-2006	6.750%	MT - 76.73%	Paid Off - 360	01-Jul-2005
121610971 1		300,000.00	303,874.89	31-Jul-2006	6.432%	CA - 58.59%	Paid Off - 360	01-Sep-2005
121611596 1		208,800.00	210,204.46	20-Jul-2006	7.532%	FL - 79.85%	Paid Off - 360	01-Sep-2005
121612994 1		284,000.00	288,921.39	19-Jul-2006	7.482%	AZ - 78.24%	Paid Off - 360	01-Sep-2005
121617618 1		209,000.00	211,837.46	10-Aug-2006	7.232%	VA - 62.02%	Paid Off - 360	01-Sep-2005
121617964 2		652,000.00	664,091.24	26-Jul-2006	6.932%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121619555 1		198,000.00	196,628.06	18-Jul-2006	6.782%	NJ - 49.50%	Paid Off - 360	01-Sep-2005
121621226 1		213,600.00	218,011.83	19-Jul-2006	7.332%	PA - 80.00%	Paid Off - 360	01-Sep-2005
121621999 1		345,000.00	351,828.88	01-Aug-2006	7.232%	VA - 75.00%	Paid Off - 360	01-Sep-2005
121622336 1		228,000.00	233,298.69	17-Jul-2006	7.632%	CA - 74.75%	Paid Off - 360	01-Sep-2005
121623541 1		116,800.00	118,945.05	01-Aug-2006	7.732%	IL - 77.87%	Paid Off - 360	01-Sep-2005
121627295 2		567,200.00	583,722.13	03-Aug-2006	8.307%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121627322 1		339,500.00	340,942.66	01-Aug-2006	7.182%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121627334 1		281,000.00	283,074.94	31-Jul-2006	7.432%	CA - 75.95%	Paid Off - 360	01-Aug-2005
121631925 2		504,000.00	514,224.59	10-Aug-2006	7.382%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121634505 2		512,000.00	520,672.33	01-Aug-2006	7.082%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121636379 1		122,400.00	124,529.16	07-Aug-2006	7.482%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121637006 2		478,000.00	477,844.06	02-Aug-2006	6.482%	CA - 54.63%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121639540 1		250,000.00	255,169.67	21-Jul-2006	7.125%	CA - 58.82%	Paid Off - 360	01-Aug-2005
121645387 1		188,000.00	192,175.50	18-Jul-2006	7.532%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121645666 2		488,000.00	498,499.64	01-Aug-2006	7.432%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121649426 2		420,000.00	427,050.60	19-Jul-2006	6.882%	VA - 75.00%	Paid Off - 360	01-Sep-2005
121650579 1		208,000.00	211,830.60	19-Jul-2006	7.332%	IL - 72.73%	Paid Off - 360	01-Sep-2005
121651991 2		395,000.00	398,927.50	24-Jul-2006	7.132%	CA - 58.52%	Paid Off - 360	01-Sep-2005
121659540 1		292,000.00	297,337.75	11-Aug-2006	7.532%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121659541 1		236,000.00	236,989.05	09-Aug-2006	6.682%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121666305 2		416,000.00	427,025.56	01-Aug-2006	7.625%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121666309 1		272,000.00	276,792.05	25-Jul-2006	7.125%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121667935 2		794,300.00	807,974.98	31-Jul-2006	6.932%	CA - 65.00%	Paid Off - 360	01-Sep-2005
121668115 2		576,000.00	576,146.84	01-Aug-2006	7.125%	NY - 76.63%	Paid Off - 360	01-Aug-2005
121668173 2		410,000.00	391,016.55	26-Jul-2006	7.332%	CA - 72.57%	Paid Off - 360	01-Sep-2005
121668726 1		348,000.00	353,677.30	02-Aug-2006	6.832%	NY - 74.04%	Paid Off - 360	01-Sep-2005
121668773 1		286,000.00	291,538.09	19-Jul-2006	7.182%	CA - 67.61%	Paid Off - 360	01-Sep-2005
121669025 2		405,500.00	413,421.93	03-Aug-2006	7.232%	NJ - 64.88%	Paid Off - 360	01-Sep-2005
121669444 2		639,200.00	642,267.57	31-Jul-2006	6.832%	CA - 74.85%	Paid Off - 360	01-Sep-2005
121670090 2		499,550.00	509,438.10	17-Jul-2006	7.232%	CA - 79.93%	Paid Off - 360	01-Sep-2005
121672026 1		182,500.00	181,749.09	31-Jul-2006	7.082%	MD - 39.05%	Paid Off - 360	01-Sep-2005
121678071 1		375,000.00	382,100.29	10-Aug-2006	7.132%	NY - 72.12%	Paid Off - 360	01-Sep-2005
121681176 1		113,500.00	113,639.61	18-Jul-2006	7.532%	GA - 79.93%	Paid Off - 360	01-Sep-2005
121687657 1		260,000.00	265,594.10	26-Jul-2006	7.432%	GA - 80.00%	Paid Off - 360	01-Sep-2005
121693212 1		149,000.00	152,044.78	31-Jul-2006	7.282%	CA - 15.68%	Paid Off - 360	01-Aug-2005
121693886 1		255,000.00	258,645.11	25-Jul-2006	6.832%	NJ - 68.00%	Paid Off - 360	01-Sep-2005
121694410 1		197,000.00	201,137.76	31-Jul-2006	7.432%	WA - 74.34%	Paid Off - 360	01-Sep-2005
121694539 1		169,600.00	169,529.33	01-Aug-2006	7.232%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121696444 2		550,000.00	549,256.61	18-Jul-2006	7.125%	HI - 73.33%	Paid Off - 360	01-Aug-2005
121697478 1		299,200.00	306,506.23	26-Jul-2006	7.375%	NV - 80.00%	Paid Off - 360	01-Jul-2005
121697484 1		121,450.00	123,573.96	31-Jul-2006	7.250%	ID - 70.00%	Paid Off - 360	01-Aug-2005
121700416 1		120,000.00	120,692.46	09-Aug-2006	7.332%	FL - 48.78%	Paid Off - 360	01-Sep-2005
121701298 2		400,000.00	403,283.82	01-Aug-2006	6.875%	CA - 78.43%	Paid Off - 360	01-Aug-2005
121705480 1		165,000.00	165,467.99	01-Aug-2006	7.632%	MN - 75.00%	Paid Off - 360	01-Sep-2005
121707092 2		918,750.00	936,935.75	01-Aug-2006	7.232%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121710064 1		295,000.00	299,347.48	19-Jul-2006	7.332%	NY - 77.63%	Paid Off - 360	01-Oct-2005
121710622 1		182,000.00	183,944.08	09-Aug-2006	7.032%	CA - 53.22%	Paid Off - 360	01-Oct-2005
121710732 1		341,000.00	341,512.02	28-Jul-2006	6.932%	NC - 68.20%	Paid Off - 360	01-Oct-2005
121713250 2		363,000.00	370,409.57	07-Aug-2006	7.532%	CA - 74.85%	Paid Off - 360	01-Oct-2005
121716549 1		336,000.00	343,248.28	25-Jul-2006	7.682%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121717133 1		186,000.00	189,705.73	18-Jul-2006	7.125%	CA - 63.92%	Paid Off - 360	01-Aug-2005
121717708 2		721,000.00	736,575.56	03-Aug-2006	7.750%	MD - 74.33%	Paid Off - 360	01-Aug-2005
121717717 2		463,900.00	472,423.25	08-Aug-2006	7.750%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121717725 1		300,000.00	306,547.62	27-Jul-2006	7.750%	VA - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121750531 2		364,800.00	368,341.19	08-Aug-2006	7.232%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121750764 1		225,000.00	229,766.71	07-Aug-2006	7.632%	CA - 71.43%	Paid Off - 360	01-Oct-2005
121751033 1		230,000.00	231,969.38	27-Jul-2006	7.532%	CA - 67.65%	Paid Off - 360	01-Oct-2005
121752318 1		110,000.00	110,271.43	21-Jul-2006	7.125%	CA - 48.89%	Paid Off - 360	01-Aug-2005
121752319 1		303,000.00	297,333.40	27-Jul-2006	7.332%	CA - 60.00%	Paid Off - 360	01-Aug-2005
121752330 2		585,000.00	593,653.76	01-Aug-2006	6.682%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121752331 2		453,600.00	459,318.77	17-Jul-2006	6.432%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121752334 1		331,500.00	332,437.95	26-Jul-2006	7.875%	CA - 85.00%	Paid Off - 360	01-Aug-2005
121752363 1		280,000.00	274,911.88	15-Aug-2006	7.250%	CA - 50.91%	Paid Off - 360	01-Aug-2005
121756198 2		380,250.00	387,945.02	25-Jul-2006	7.532%	FL - 75.00%	Paid Off - 360	01-Oct-2005
121757205 1		140,000.00	142,138.24	03-Aug-2006	7.632%	IL - 80.00%	Paid Off - 360	01-Oct-2005
121757625 2		399,200.00	402,056.02	07-Aug-2006	6.432%	VA - 79.86%	Paid Off - 360	01-Sep-2005
121761792 1		326,250.00	335,309.89	10-Aug-2006	7.882%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121763912 2		604,000.00	616,724.93	20-Jul-2006	7.382%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121764306 1		174,500.00	178,104.22	08-Aug-2006	7.332%	AZ - 64.63%	Paid Off - 360	01-Sep-2005
121766382 1		314,000.00	314,145.55	14-Aug-2006	7.432%	CA - 73.88%	Paid Off - 360	01-Oct-2005
121767180 1		288,000.00	293,734.74	21-Jul-2006	7.532%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121775572 2		650,000.00	661,903.84	21-Jul-2006	7.750%	VA - 64.23%	Paid Off - 360	01-Sep-2005
121775755 2		400,000.00	407,917.56	04-Aug-2006	7.232%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121776744 1		202,100.00	207,920.89	25-Jul-2006	7.125%	CA - 74.99%	Paid Off - 360	01-Aug-2005
121778645 2		504,000.00	511,566.25	15-Aug-2006	6.832%	CA - 76.36%	Paid Off - 360	01-Oct-2005
121778895 1		365,000.00	373,386.54	20-Jul-2006	7.682%	NY - 66.36%	Paid Off - 360	01-Aug-2005
121778906 1		345,000.00	347,412.01	02-Aug-2006	7.682%	NY - 75.00%	Paid Off - 360	01-Sep-2005
121778907 1		210,000.00	214,936.62	10-Aug-2006	7.682%	CT - 75.00%	Paid Off - 360	01-Sep-2005
121779201 1		279,000.00	280,589.57	31-Jul-2006	7.332%	MN - 76.44%	Paid Off - 360	01-Oct-2005
121780376 2		502,400.00	512,610.04	25-Jul-2006	7.250%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121780382 1		160,000.00	159,775.66	08-Aug-2006	7.125%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121780389 2		489,900.00	500,158.33	25-Jul-2006	7.375%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121781188 2		375,000.00	377,586.49	31-Jul-2006	6.782%	RI - 60.00%	Paid Off - 360	01-Sep-2005
121781959 2		487,263.00	485,299.92	31-Jul-2006	7.282%	CA - 71.66%	Paid Off - 360	01-Oct-2005
121784835 2		445,000.00	454,078.52	26-Jul-2006	7.532%	CA - 73.55%	Paid Off - 360	01-Oct-2005
121788794 1		233,055.00	232,347.15	31-Jul-2006	7.082%	AZ - 65.57%	Paid Off - 360	01-Oct-2005
121793194 1		256,500.00	261,231.85	26-Jul-2006	7.382%	AZ - 75.00%	Paid Off - 360	01-Oct-2005
121793270 1		80,000.00	80,386.76	07-Aug-2006	7.582%	MI - 67.80%	Paid Off - 360	01-Oct-2005
121801591 2		472,000.00	475,609.95	01-Aug-2006	7.232%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121803927 1		276,000.00	279,593.87	03-Aug-2006	7.532%	NY - 80.00%	Paid Off - 360	01-Oct-2005
121806010 1		122,000.00	124,182.18	31-Jul-2006	7.857%	CA - 31.53%	Paid Off - 360	01-Sep-2005
121809555 2		637,500.00	644,186.85	09-Aug-2006	6.782%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121814451 2		492,700.00	499,589.82	31-Jul-2006	7.182%	CT - 69.89%	Paid Off - 360	01-Oct-2005
121828459 2		650,000.00	648,664.64	15-Aug-2006	7.557%	CA - 79.08%	Paid Off - 360	01-Sep-2005
121829610 1		167,900.00	171,005.21	25-Jul-2006	7.125%	TX - 79.99%	Paid Off - 360	01-Sep-2005
121829623 2		412,500.00	419,609.49	31-Jul-2006	6.750%	CA - 75.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121829625	1		164,500.00	167,777.34	28-Jul-2006	7.125%	AZ - 62.08%	Paid Off - 360	01-Aug-2005
121830717	1		168,800.00	167,666.35	02-Aug-2006	7.125%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121833408	2		396,000.00	399,999.55	26-Jul-2006	7.032%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121836544	1		305,000.00	308,310.84	09-Aug-2006	7.625%	CA - 74.39%	Paid Off - 360	01-Aug-2005
121850387	2		498,000.00	505,652.43	25-Jul-2006	7.232%	CA - 58.59%	Paid Off - 360	01-Oct-2005
121857751	2		436,000.00	438,891.66	31-Jul-2006	6.682%	CA - 73.90%	Paid Off - 360	01-Oct-2005
121860454	2		390,000.00	397,207.53	31-Jul-2006	7.282%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121862398	2		405,000.00	401,887.51	21-Jul-2006	7.000%	CA - 64.80%	Paid Off - 360	01-Aug-2005
121862439	1		173,000.00	170,795.99	31-Jul-2006	7.282%	CA - 42.72%	Paid Off - 360	01-Sep-2005
121862454	1		268,000.00	270,243.20	18-Jul-2006	6.557%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121866596	2		480,000.00	484,125.42	26-Jul-2006	7.532%	CA - 71.11%	Paid Off - 360	01-Oct-2005

TOTAL			73,655,609.00	74,510,272.35

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Sep-04
Mar-05
Sep-05
Mar-06
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Sep-04
Mar-05
Sep-05
Mar-06

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Sep-04
Mar-05
Sep-05
Mar-06
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Sep-04
Mar-05
Sep-05
Mar-06

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 25, 2006 Distribution

Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached (0=No,1=Yes)			0
Has Sr. Prepay Stepdown Condition Occurred			0
Has Sr. Credit Supp. Depletion Date Occured			0

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	90.351725%	90.545295%	90.444511%
Next Senior Percentage	89.964309%	90.260843%	90.107170%
Current Subordinate Percentage	9.648275%	9.454705%	9.555489%
Next Subordinate Percentage	10.035691%	9.739157%	9.892830%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 25, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 1 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 2 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 3 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 4 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 5 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 6 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 7 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 8 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 9 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 10 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		19
		9. Prepayment Detail Report		22
		10. Realized Loss Report		28
		11. Realized Loss Detail Report		31
		12. Triggers and Adj. Cert. Report		32
		13. Additional Certificate Report		33
		14. Other Related Information		34

		Total Number of Pages		34

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	September 25, 2006	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	August 31, 2006	Factor Information:		(800) 735-7777
	September 22, 2006	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	521,244,838.05	2,528,989.89	19,295,003.05	21,823,992.94	0.00	0.00	501,949,835.00
1-A-2	FLT		$262,356,000.00	217,185,487.14	1,147,256.88	8,039,589.71	9,186,846.59	0.00	0.00	209,145,897.43
1-A-3A	FLT		$77,413,000.00	64,084,603.05	318,101.34	2,372,229.94	2,690,331.28	0.00	0.00	61,712,373.11
1-A-3B	FLT		$80,000,000.00	66,226,192.58	323,028.89	2,451,505.50	2,774,534.39	0.00	0.00	63,774,687.08
2-A-1A	FLT		$398,032,000.00	318,667,833.92	1,546,121.27	11,214,317.65	12,760,438.92	0.00	0.00	307,453,516.27
2-A-1B	FLT		$300,000,000.00	240,182,573.69	1,262,531.57	8,452,323.67	9,714,855.24	0.00	0.00	231,730,250.02
2-A-2A	FLT		$50,000,000.00	40,030,428.94	196,633.67	1,408,720.61	1,605,354.28	0.00	0.00	38,621,708.33
2-A-2B	FLT		$65,846,000.00	52,716,872.49	256,204.00	1,855,172.35	2,111,376.35	0.00	0.00	50,861,700.14
2-A-2C	FLT		$175,000,000.00	140,106,501.30	715,966.72	4,930,522.14	5,646,488.86	0.00	0.00	135,175,979.16
2-A-3A	FLT		$84,508,000.00	67,657,829.78	335,838.02	2,380,963.23	2,716,801.25	0.00	0.00	65,276,866.55
2-A-3B	FLT		$90,000,000.00	72,054,772.13	351,458.72	2,535,697.09	2,887,155.81	0.00	0.00	69,519,075.04
1-X	CSTR		$0.00	0.00	817,647.51	0.00	817,647.51	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	716,912.10	0.00	716,912.10	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,119,174.64	61,617.85	16.95	61,634.80	0.00	0.00	12,119,157.69
B-2	SUB		$49,300,000.00	48,969,372.10	251,084.72	68.47	251,153.19	0.00	0.00	48,969,303.63
B-3	SUB		$33,764,000.00	33,537,563.47	179,179.82	46.89	179,226.71	0.00	0.00	33,537,516.58
B-4	SUB		$14,470,000.00	14,372,957.70	77,532.44	20.10	77,552.54	0.00	0.00	14,372,937.60
B-5	SUB		$13,264,000.00	13,175,045.66	72,658.83	18.42	72,677.25	0.00	0.00	13,175,027.24
B-6	SUB		$10,853,000.00	10,780,214.92	61,029.73	15.07	61,044.80	0.00	0.00	10,780,199.85
B-7	SUB		$9,647,000.00	9,582,302.89	54,248.02	13.40	54,261.42	0.00	0.00	9,582,289.49
B-8	SUB		$7,235,000.00	7,186,478.84	40,684.61	10.05	40,694.66	0.00	0.00	7,186,468.79
B-9	SUB		$16,882,000.00	16,768,781.74	94,932.63	23.45	94,956.08	0.00	0.00	16,768,758.29
B-10	SUB		$18,088,000.00	17,966,693.78	101,714.33	25.12	101,739.45	0.00	0.00	17,966,668.66
B-11	SUB		$13,269,015.79	13,180,027.79	74,615.72	18.43	74,634.13	0.00	0.00	13,180,009.36
B-X	CSTR		$0.00	0.00	86,413.79	0.00	86,413.79	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	647,695.72	0.00	647,695.72	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	397,595.31	0.00	397,595.31	0.00	0.00	100.00

Total			2,411,782,315.79	1,997,796,746.60	12,717,694.10	64,936,321.29	77,654,015.37	0.00	0.00	1,932,860,425.31

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	08/25/06	09/24/06	A-Act/360	45660LVZ9	629,654,000.00	827.827407	4.016476	30.643819	34.660294	797.183588
1-A-2	08/25/06	09/24/06	A-Act/360	45660LWA3	262,356,000.00	827.827407	4.372901	30.643819	35.016720	797.183588
1-A-3A	08/25/06	09/24/06	A-Act/360	45660LWB1	77,413,000.00	827.827407	4.109146	30.643819	34.752965	797.183588
1-A-3B	08/25/06	09/24/06	A-Act/360	45660LWC9	80,000,000.00	827.827407	4.037861	30.643819	34.681680	797.183589
2-A-1A	08/25/06	09/24/06	A-Act/360	45660LWD7	398,032,000.00	800.608579	3.884414	28.174412	32.058827	772.434167
2-A-1B	08/25/06	09/24/06	A-Act/360	45660LWE5	300,000,000.00	800.608579	4.208439	28.174412	32.382851	772.434167
2-A-2A	08/25/06	09/24/06	A-Act/360	45660LWV7	50,000,000.00	800.608579	3.932673	28.174412	32.107086	772.434167
2-A-2B	08/01/06	08/30/06	A-30/360	45660LWW5	65,846,000.00	800.608579	3.890958	28.174412	32.065370	772.434167
2-A-2C	08/25/06	09/24/06	A-Act/360	45660LWF2	175,000,000.00	800.608579	4.091238	28.174412	32.265651	772.434167
2-A-3A	08/25/06	09/24/06	A-Act/360	45660LWG0	84,508,000.00	800.608579	3.974038	28.174412	32.148450	772.434167
2-A-3B	08/25/06	09/24/06	A-Act/360	45660LWH8	90,000,000.00	800.608579	3.905097	28.174412	32.079509	772.434167
1-X	08/01/06	08/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.779140	0.000000	0.779140	0.000000
2-X	08/01/06	08/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.616229	0.000000	0.616229	0.000000
A-R	08/01/06	08/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	08/25/06	09/24/06	A-Act/360	45660LWJ4	12,201,000.00	993.293553	5.050229	0.001389	5.051619	993.292164
B-2	08/25/06	09/24/06	A-Act/360	45660LWK1	49,300,000.00	993.293552	5.092996	0.001389	5.094385	993.292163
B-3	08/25/06	09/24/06	A-Act/360	45660LWL9	33,764,000.00	993.293551	5.306830	0.001389	5.308219	993.292163
B-4	08/25/06	09/24/06	A-Act/360	45660LWM7	14,470,000.00	993.293552	5.358151	0.001389	5.359540	993.292163
B-5	08/25/06	09/24/06	A-Act/360	45660LWN5	13,264,000.00	993.293551	5.477897	0.001389	5.479286	993.292162
B-6	08/25/06	09/24/06	A-Act/360	45660LWP0	10,853,000.00	993.293552	5.623305	0.001389	5.624694	993.292163
B-7	08/25/06	09/24/06	A-Act/360	45660LWQ8	9,647,000.00	993.293551	5.623305	0.001389	5.624694	993.292162
B-8	08/25/06	09/24/06	A-Act/360	45660LWR6	7,235,000.00	993.293551	5.623305	0.001389	5.624694	993.292162
B-9	08/25/06	09/24/06	A-Act/360	45660LWX3	16,882,000.00	993.293552	5.623305	0.001389	5.624694	993.292163
B-10	08/25/06	09/24/06	A-Act/360	45660LWY1	18,088,000.00	993.293553	5.623304	0.001389	5.624693	993.292164
B-11	08/25/06	09/24/06	A-Act/360	45660LWZ8	13,269,015.79	993.293549	5.623305	0.001389	5.624692	993.292160
B-X	08/01/06	08/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.434299	0.000000	0.434299	0.000000
P-1	08/25/06	09/24/06	A-30/360	45660LYU7	100.00	1,000.000000	6,476,957.200000	0.000000	6,476,957.200000	1,000.000000
P-2	08/25/06	09/24/06	A-30/360	45660LYV5	100.00	1,000.000000	3,975,953.100000	0.000000	3,975,953.100000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	30,936,498.62	123,883,357.39	3,820,807.61	127,704,165.00	158,640,663.62	0.00	0.00	501,949,835.00
1-A-2	262,356,000.00	14,199,238.43	51,618,098.39	1,592,004.18	53,210,102.57	67,409,341.00	0.00	0.00	209,145,897.43
1-A-3A	77,413,000.00	3,903,922.46	15,230,876.55	469,750.34	15,700,626.89	19,604,549.35	0.00	0.00	61,712,373.11
1-A-3B	80,000,000.00	3,954,552.53	15,739,864.39	485,448.53	16,225,312.92	20,179,865.45	0.00	0.00	63,774,687.08
2-A-1A	398,032,000.00	19,324,069.80	88,144,511.17	2,433,972.56	90,578,483.73	109,902,553.53	0.00	0.00	307,453,516.27
2-A-1B	300,000,000.00	15,956,247.96	66,435,244.79	1,834,505.19	68,269,749.98	84,225,997.94	0.00	0.00	231,730,250.02
2-A-2A	50,000,000.00	2,461,993.51	11,072,540.81	305,750.86	11,378,291.67	13,840,285.18	0.00	0.00	38,621,708.33
2-A-2B	65,846,000.00	3,063,321.70	14,581,650.43	402,649.43	14,984,299.86	18,047,621.56	0.00	0.00	50,861,700.14
2-A-2C	175,000,000.00	9,014,206.82	38,753,892.81	1,070,128.03	39,824,020.84	48,838,227.66	0.00	0.00	135,175,979.16
2-A-3A	84,508,000.00	4,211,203.78	18,714,365.57	516,767.88	19,231,133.45	23,442,337.23	0.00	0.00	65,276,866.55
2-A-3B	90,000,000.00	4,396,059.69	19,930,573.39	550,351.56	20,480,924.96	24,876,984.65	0.00	0.00	69,519,075.04
1-X	0.00	9,777,075.66	0.00	0.00	0.00	9,777,075.66	0.00	0.00	0.00
2-X	0.00	8,685,800.58	0.00	0.00	0.00	8,685,800.58	0.00	0.00	0.00
A-R	100.00	138,549.41	82.31	17.69	100.00	138,649.41	0.00	0.00	0.00
B-1	12,201,000.00	676,448.39	0.00	81,842.31	81,842.31	758,290.70	0.00	0.00	12,119,157.69
B-2	49,300,000.00	2,759,459.27	0.00	330,696.37	330,696.37	3,090,155.64	0.00	0.00	48,969,303.63
B-3	33,764,000.00	1,979,468.86	0.00	226,483.42	226,483.42	2,205,952.28	0.00	0.00	33,537,516.58
B-4	14,470,000.00	857,543.18	0.00	97,062.40	97,062.40	954,605.58	0.00	0.00	14,372,937.60
B-5	13,264,000.00	805,783.41	0.00	88,972.76	88,972.76	894,756.17	0.00	0.00	13,175,027.24
B-6	10,853,000.00	678,901.18	0.00	72,800.15	72,800.15	751,701.33	0.00	0.00	10,780,199.85
B-7	9,647,000.00	594,741.78	0.00	64,710.51	64,710.51	659,452.29	0.00	0.00	9,582,289.49
B-8	7,235,000.00	433,482.70	0.00	48,531.21	48,531.21	482,013.91	0.00	0.00	7,186,468.79
B-9	16,882,000.00	1,011,479.62	0.00	113,241.71	113,241.71	1,124,721.33	0.00	0.00	16,768,758.29
B-10	18,088,000.00	1,083,736.73	0.00	121,331.34	121,331.34	1,205,068.07	0.00	0.00	17,966,668.66
B-11	13,269,015.79	795,008.83	0.00	89,006.31	89,006.31	884,015.14	0.00	0.00	13,180,009.36
B-X	0.00	902,415.55	0.00	0.00	0.00	902,415.55	0.00	0.00	0.00
P-1	100.00	4,071,030.91	0.00	0.00	0.00	4,071,030.91	0.00	0.00	100.00
P-2	100.00	2,860,918.66	0.00	0.00	0.00	2,860,918.66	0.00	0.00	100.00

Total	2,411,782,315.79	149,533,160.02	464,105,058.00	14,816,832.35	478,921,890.36	628,455,050.38	0.00	0.00	1,932,860,425.31

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63438%	521,244,838.05	2,528,989.89	0.00	0.00	0.00	2,528,989.89	2,528,989.89	0.00
1-A-2	6.13438%	217,185,487.14	1,147,256.88	0.00	0.00	0.00	1,147,256.88	1,147,256.88	0.00
1-A-3A	5.76438%	64,084,603.05	318,101.34	0.00	0.00	0.00	318,101.34	318,101.34	0.00
1-A-3B	5.66438%	66,226,192.58	323,028.89	0.00	0.00	0.00	323,028.89	323,028.89	0.00
2-A-1A	5.63438%	318,667,833.92	1,546,121.27	0.00	0.00	0.00	1,546,121.27	1,546,121.27	0.00
2-A-1B	6.10438%	240,182,573.69	1,262,531.57	0.00	0.00	0.00	1,262,531.57	1,262,531.57	0.00
2-A-2A	5.70438%	40,030,428.94	196,633.67	0.00	0.00	0.00	196,633.67	196,633.67	0.00
2-A-2B	5.83200%	52,716,872.49	256,204.00	0.00	0.00	0.00	256,204.00	256,204.00	0.00
2-A-2C	5.93438%	140,106,501.30	715,966.72	0.00	0.00	0.00	715,966.72	715,966.72	0.00
2-A-3A	5.76438%	67,657,829.78	335,838.02	0.00	0.00	0.00	335,838.02	335,838.02	0.00
2-A-3B	5.66438%	72,054,772.13	351,458.72	0.00	0.00	0.00	351,458.72	351,458.72	0.00
1-X	0.00000%	0.00	817,647.51	0.00	0.00	0.00	817,647.51	817,647.51	0.00
2-X	0.00000%	0.00	716,912.10	0.00	0.00	0.00	716,912.10	716,912.10	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90438%	12,119,174.64	61,617.85	0.00	0.00	0.00	61,617.85	61,617.85	0.00
B-2	5.95438%	48,969,372.10	251,084.72	0.00	0.00	0.00	251,084.72	251,084.72	0.00
B-3	6.20438%	33,537,563.47	179,179.82	0.00	0.00	0.00	179,179.82	179,179.82	0.00
B-4	6.26438%	14,372,957.70	77,532.44	0.00	0.00	0.00	77,532.44	77,532.44	0.00
B-5	6.40438%	13,175,045.66	72,658.83	0.00	0.00	0.00	72,658.83	72,658.83	0.00
B-6	6.57438%	10,780,214.92	61,029.73	0.00	0.00	0.00	61,029.73	61,029.73	0.00
B-7	6.57438%	9,582,302.89	54,248.02	0.00	0.00	0.00	54,248.02	54,248.02	0.00
B-8	6.57438%	7,186,478.84	40,684.61	0.00	0.00	0.00	40,684.61	40,684.61	0.00
B-9	6.57438%	16,768,781.74	94,932.63	0.00	0.00	0.00	94,932.63	94,932.63	0.00
B-10	6.57438%	17,966,693.78	101,714.33	0.00	0.00	0.00	101,714.33	101,714.33	0.00
B-11	6.57438%	13,180,027.79	74,615.72	0.00	0.00	0.00	74,615.72	74,615.72	0.00
B-X	0.00000%	0.00	86,413.79	0.00	0.00	0.00	86,413.79	86,413.79	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	647,695.72	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	397,595.31	0.00

Total		1,997,796,746.60	11,672,403.07	0.00	0.00	0.00	11,672,403.07	12,717,694.10	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	817,647.51	0.00	817,647.51	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	716,912.10	0.00	716,912.10	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	86,413.79	0.00	86,413.79	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,620,973.40	0.00	1,620,973.40	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	08/01/06	08/30/06	A-30/360	1,049,423,000.00		827.827407	0.779140	0.000000	0.779140	797.183588
2-X-IO	08/01/06	08/30/06	A-30/360	1,163,386,000.00		800.608579	0.616229	0.000000	0.616229	772.434167
B-X-IO	08/01/06	08/30/06	A-30/360	198,973,015.00		993.293556	0.434299	0.000000	0.434299	993.292167
1-X-PO	08/01/06	08/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	08/01/06	08/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	08/01/06	08/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	08/01/06	08/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	9,777,055.06	0.00	0.00	0.00	9,777,075.66	0.00	0.00	0.00
2-X-IO	0.00	8,685,800.58	0.00	0.00	0.00	8,685,800.58	0.00	0.00	0.00
B-X-IO	0.00	902,415.53	0.00	0.00	0.00	902,415.53	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	19,365,271.17	0.00	0.00	0.00	19,365,291.77	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.12942%	868,741,120.82	817,647.51	0.00	0.00	0.00	817,647.51	817,647.51	0.00
2-X-IO	0.92364%	931,416,812.25	716,912.10	0.00	0.00	0.00	716,912.10	716,912.10	0.00
B-X-IO	0.52468%	197,638,613.53	86,413.79	0.00	0.00	0.00	86,413.79	86,413.79	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,997,796,546.60	1,620,973.40	0.00	0.00	0.00	1,620,973.40	1,620,973.40	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	32,777,964.80	32,158,356.48	64,936,321.28
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	32,777,964.80	32,158,356.48	64,936,321.28
Interest Collections	6,055,038.00	5,770,582.27	11,825,620.27
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	397,595.31	647,695.72	1,045,291.03
Interest Fees	(66,139.92)	(75,169.78)	(153,217.22)
TOTAL NET INTEREST	6,386,493.39	6,343,108.21	12,717,694.07
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	39,164,458.19	38,501,464.69	77,654,015.35

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,471.82	290.39	2,762.21
Curtailments	(1,699,264.32)	(1,862,099.35)	(3,561,363.67)
Prepayments In Full	34,474,757.30	34,020,165.44	68,494,922.74
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,471.82)	(290.39)	(2,762.21)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,471.82	290.39	2,762.21
TOTAL PRINCIPAL COLLECTED	32,777,964.80	32,158,356.48	64,936,321.28

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,312,866.38	5,996,588.03	12,309,454.41
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(20,501.62)	(22,112.44)	(42,614.06)
Delinquent Interest	(5,034,574.57)	(4,509,626.94)	(9,544,201.51)
Compensating Interest	20,501.62	22,112.44	42,614.06
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,776,746.18	4,283,621.18	9,060,367.36
TOTAL INTEREST COLLECTED	6,055,038.00	5,770,582.27	11,825,620.27

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	397,595.31	647,695.72	1,045,291.03
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C,			0.00
TOTAL INTEREST OTHER ACCOUNTS	397,595.31	647,695.72	1,045,291.03

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	65,708.54	74,768.74	140,477.28
Class 1-A-3B Ambac Premium			5,702.81
Class 2-A-3B Ambac Premium			6,204.72
Trustee Fees	431.38	401.03	832.41
TOTAL INTEREST FEES	66,139.92	75,169.78	153,217.22

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			5,702.81
Class 2-A-3B Ambac Premium			6,204.72

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	2,066	4,037	6,103
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(71)	(142)	(213)
Repurchases	0	0	0
Liquidations	0	0	0
Current	1,995	3,895	5,890
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,035,318,139.06	962,478,407.54	1,997,796,546.60
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,471.82)	(290.39)	(2,762.21)
Partial Prepayments	1,699,264.32	1,862,099.35	3,561,363.67
Full Voluntary Prepayments	(34,474,757.30)	(34,020,165.44)	(68,494,922.74)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	1,002,540,174.26	930,320,051.06	1,932,860,225.32

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.16519%	7.32565%	7.24210%
Weighted Average Coupon Current	7.31702%	7.47643%	7.39382%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	348	348	348
Weighted Average Months to Maturity Current	347	347	347
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	348	348	348
Weighted Avg Remaining Amortization Term Current	347	347	347
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	12.46	12.25	12.36
Weighted Average Seasoning Current	13.45	13.25	13.35

Weighted Average Coupon by Groups

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Oct-04
Apr-05
Oct-05
Apr-06
Group 1
Group 2

Total Weighted Average Coupon

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Oct-04
Apr-05
Oct-05
Apr-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Oct-04
Apr-05
Oct-05
Apr-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Oct-04
Apr-05
Oct-05
Apr-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88535%	3.04525%	2.96200%
Weighted Average Margin Current	2.88603%	3.04596%	2.96308%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.02892%	8.90725%	8.97060%
Weighted Average Max Rate Current	9.03337%	8.90948%	8.97368%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	65,708.54	74,768.74	140,477.28
Delinquent Servicing Fees	257,828.38	226,005.76	483,834.14
TOTAL SERVICING FEES	323,536.92	300,774.51	624,311.43

Total Servicing Fees	323,536.92	300,774.51	624,311.43
Compensating Interest	(20,501.62)	(22,112.44)	(42,614.06)
Delinquent Servicing Fees	(257,828.38)	(226,005.76)	(483,834.14)
COLLECTED SERVICING FEES	45,206.92	52,656.31	97,863.23
Total Advaced Interest	4,776,746.18	4,283,621.18	9,060,367.36
Total Advaced Principal	2,471.82	290.39	2,762.21
Aggregate Advances with respect to this Distribution	4,779,218.00	4,283,911.57	9,063,129.57

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	20,501.62	22,112.44	42,614.06
Compensating Interest	(20,501.62)	(22,112.44)	(42,614.06)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00

Weighted Average Net Mortgage Rate	6.941516%	7.100933%	7.018319%

Current Deferred Interest	2,814,262.46	2,728,882.20	5,543,144.66
Cumulative Deferred Interest	2,814,262.46	2,728,882.20	5,543,144.66
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		40,782,333.63	9,418,252.37	3,014,944.54	53,215,530.54
	% Balance		2.11%	0.49%	0.16%	2.75%
	# Loans		110	27	7	144
	% # Loans		1.87%	0.46%	0.12%	2.44%

FORECLOSURE	Balance	343,352.77	0.00	0.00	2,127,814.18	2,471,166.95
	% Balance	0.02%	0.00%	0.00%	0.11%	0.13%
	# Loans	1	0	0	6	7
	% # Loans	0.02%	0.00%	0.00%	0.10%	0.12%

BANKRUPTCY	Balance	2,173,929.08	707,822.11	0.00	242,812.47	3,124,563.66
	% Balance	0.11%	0.04%	0.00%	0.01%	0.16%
	# Loans	6	2	0	1	9
	% # Loans	0.10%	0.03%	0.00%	0.02%	0.15%

REO	Balance	0.00	0.00	0.00	667,587.28	667,587.28
	% Balance	0.00%	0.00%	0.00%	0.03%	0.03%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.02%	0.02%

TOTAL	Balance	2,517,281.85	41,490,155.74	9,418,252.37	6,053,158.47	59,478,848.43
	% Balance	0.13%	2.15%	0.49%	0.31%	3.08%
	# Loans	7	112	27	15	161
	% # Loans	0.12%	1.90%	0.46%	0.25%	2.73%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		16,597,251.31	2,785,343.63	782,625.73	20,165,220.67
	% Balance		1.78%	0.30%	0.08%	2.17%
	# Loans		64	13	3	80
	% # Loans		1.64%	0.33%	0.08%	2.05%

FORECLOSURE	Balance	343,352.77	0.00	0.00	1,196,768.04	1,540,120.81
	% Balance	0.04%	0.00%	0.00%	0.13%	0.17%
	# Loans	1	0	0	5	6
	% # Loans	0.03%	0.00%	0.00%	0.13%	0.15%

BANKRUPTCY	Balance	780,997.38	330,481.72	0.00	242,812.47	1,354,291.57
	% Balance	0.08%	0.04%	0.00%	0.03%	0.15%
	# Loans	3	1	0	1	5
	% # Loans	0.08%	0.03%	0.00%	0.03%	0.13%

REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL	Balance	1,124,350.15	16,927,733.03	2,785,343.63	2,222,206.24	23,059,633.05
	% Balance	0.12%	1.82%	0.30%	0.24%	2.48%
	# Loans	4	65	13	9	91
	% # Loans	0.10%	1.67%	0.33%	0.23%	2.34%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		24,185,082.32	6,632,908.74	2,232,318.81	33,050,309.87
	% Balance		2.41%	0.66%	0.22%	3.30%
	# Loans		46	14	4	64
	% # Loans		2.31%	0.70%	0.20%	3.21%

FORECLOSURE	Balance	0.00	0.00	0.00	931,046.14	931,046.14
	% Balance	0.00%	0.00%	0.00%	0.09%	0.09%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.05%	0.05%

BANKRUPTCY	Balance	1,392,931.70	377,340.39	0.00	0.00	1,770,272.09
	% Balance	0.14%	0.04%	0.00%	0.00%	0.18%
	# Loans	3	1	0	0	4
	% # Loans	0.15%	0.05%	0.00%	0.00%	0.20%

REO	Balance	0.00	0.00	0.00	667,587.28	667,587.28
	% Balance	0.00%	0.00%	0.00%	0.07%	0.07%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.05%	0.05%

TOTAL	Balance	1,392,931.70	24,562,422.71	6,632,908.74	3,830,952.23	36,419,215.38
	% Balance	0.14%	2.45%	0.66%	0.38%	3.63%
	# Loans	3	47	14	6	70
	% # Loans	0.15%	2.36%	0.70%	0.30%	3.51%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became REO Property this Period:
121775582 2	650,000.00	667,587.28	01-Dec-2005	7.875%	VA - 78.79%	360	01-Aug-2005

TOTAL	650,000.00	667,587.28

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution
Foreclosure Report
Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
Became Foreclosure Property this Period:
121524503	1	212,000.00	217,913.28	01-Apr-2006	7.482%	MD - 80.00%	360	01-Aug-2005
121566173	1	272,000.00	280,249.70	01-Mar-2006	7.682%	FL - 80.00%	360	01-Aug-2005
121698556	2	910,000.00	931,046.14	01-Apr-2006	7.282%	NJ - 70.00%	360	01-Oct-2005
121783771	1	205,000.00	210,131.29	01-Mar-2006	7.482%	FL - 72.70%	360	01-Oct-2005
121784112	1	296,000.00	303,873.44	01-Jan-2006	7.482%	GA - 80.00%	360	01-Sep-2005
TOTAL		1,895,000.00	1,943,213.85
Became Foreclosure Property in a Prior Period:
121604301	1	180,000.00	184,600.33	01-Nov-2005	7.382%	FL - 80.00%	360	01-Sep-2005
121773192	1	335,000.00	343,352.77	01-Aug-2006	7.482%	MA - 56.30%	360	01-Oct-2005
TOTAL		515,000.00	527,953.10

TOTAL		2,410,000.00	2,471,166.95

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	71	142	213
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	71	142	213
Curtailments Amount	(1,699,264.32)	(1,862,099.35)	(3,561,363.67)
Paid in Full Balance	34,474,757.30	34,020,165.44	68,494,922.74
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	32,775,492.98	32,158,066.09	64,933,559.07
Cumulative

Number of Paid in Full Loans	549	959	1,508
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	560	984	1,544
Paid in Full Balance	278,936,435.94	226,492,296.44	505,428,732.38
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(21,303,656.97)	(20,020,017.40)	(41,323,674.37)
Total Prepayment Amount	265,002,263.63	212,910,597.91	477,912,861.54

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	3.17%	3.34%	3.25%
3 Months Avg SMM	3.44%	3.04%	3.25%
12 Months Avg SMM	1.94%	1.70%	1.82%
Avg SMM Since Cut-off	1.94%	1.70%	1.82%

CPR	32.03%	33.49%	32.73%
3 Months Avg CPR	34.31%	30.99%	32.74%
12 Months Avg CPR	20.91%	18.62%	19.82%
Avg CPR Since Cut-off	20.91%	18.62%	19.82%

PSA	1,190.20%	1,263.92%	1,225.56%
3 Months Avg PSA Approximation	1,377.07%	1,264.25%	1,324.25%
12 Months Avg PSA Approximation	1,307.63%	1,198.85%	1,256.95%
Avg PSA Since Cut-off Approximation	1,307.63%	1,198.85%	1,256.94%

CPR by Groups

40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Oct-04
Apr-05
Oct-05
Apr-06
Group 1
Group 2

Total CPR

35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Oct-04
Apr-05
Oct-05
Apr-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Oct-04
Apr-05
Oct-05
Apr-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Oct-04
Apr-05
Oct-05
Apr-06

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

CPR Avg since Cut-Off by Groups

24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Oct-04
Apr-05
Oct-05
Apr-06
Group 1
Group 2

Total CPR Avg since Cut-Off

20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Oct-04
Apr-05
Oct-05
Apr-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Oct-04
Apr-05
Oct-05
Apr-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Oct-04
Apr-05
Oct-05
Apr-06

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidation Balance)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120551995 1		250,000.00	241,000.05	31-Aug-2006	7.232%	NY - 22.73%	Paid Off - 360	01-Aug-2005
120858449 1		218,442.00	224,758.76	12-Sep-2006	8.032%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121081655 2		425,000.00	427,146.50	14-Sep-2006	7.132%	CA - 65.39%	Paid Off - 360	01-Sep-2005
121149093 1		323,000.00	329,061.70	05-Sep-2006	7.882%	CA - 95.00%	Paid Off - 360	01-Jun-2005
121283654 1		243,500.00	247,771.10	30-Aug-2006	7.032%	CA - 74.92%	Paid Off - 360	01-Aug-2005
121284249 1		129,500.00	128,436.05	31-Aug-2006	7.232%	NJ - 35.97%	Paid Off - 360	01-Aug-2005
121286622 2		412,500.00	407,535.46	28-Aug-2006	7.482%	MI - 75.00%	Paid Off - 360	01-Aug-2005
121287648 1		63,500.00	63,826.90	31-Aug-2006	7.407%	MD - 62.87%	Paid Off - 360	01-Aug-2005
121310258 1		347,000.00	348,713.16	31-Aug-2006	7.332%	NY - 77.98%	Paid Off - 360	01-Jul-2005
121313229 2		740,000.00	732,376.99	21-Aug-2006	7.082%	MD - 65.49%	Paid Off - 360	01-Aug-2005
121336410 1		195,000.00	197,434.28	30-Aug-2006	7.282%	NY - 50.65%	Paid Off - 360	01-Aug-2005
121338561 1		336,000.00	344,712.33	18-Aug-2006	7.432%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121338630 2		526,400.00	540,175.40	28-Aug-2006	7.582%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121342635 2		368,000.00	376,333.23	29-Aug-2006	7.125%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121345652 2		365,000.00	339,451.96	31-Aug-2006	7.132%	CA - 31.74%	Paid Off - 360	01-Sep-2005
121347842 1		274,500.00	276,330.22	24-Aug-2006	7.632%	CA - 90.00%	Paid Off - 360	01-Aug-2005
121350652 2		420,000.00	426,201.20	29-Aug-2006	6.482%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121352272 1		220,000.00	225,070.38	28-Aug-2006	7.282%	CA - 56.41%	Paid Off - 360	01-Aug-2005
121355489 1		240,000.00	246,259.06	30-Aug-2006	7.707%	CA - 53.33%	Paid Off - 360	01-Aug-2005
121365373 2		520,000.00	530,275.74	23-Aug-2006	7.482%	MA - 80.00%	Paid Off - 360	01-Jul-2005
121366220 2		420,000.00	417,398.03	13-Sep-2006	7.082%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121374539 1		145,000.00	145,774.92	12-Sep-2006	7.382%	VA - 50.52%	Paid Off - 360	01-Jul-2005
121375864 2		993,750.00	1,002,062.38	01-Sep-2006	7.132%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121375890 1		275,000.00	273,189.84	28-Aug-2006	7.482%	FL - 66.27%	Paid Off - 360	01-Aug-2005
121380252 2		418,000.00	420,980.37	22-Aug-2006	7.232%	CA - 42.87%	Paid Off - 360	01-Aug-2005
121382088 1		284,000.00	290,673.68	22-Aug-2006	7.382%	MD - 71.90%	Paid Off - 360	01-Aug-2005
121384959 2		590,000.00	603,547.23	31-Aug-2006	7.332%	VA - 78.67%	Paid Off - 360	01-Aug-2005
121399275 1		264,000.00	268,493.60	08-Sep-2006	7.682%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121400722 1		303,000.00	303,070.82	21-Aug-2006	7.482%	CA - 67.33%	Paid Off - 360	01-Aug-2005
121407926 1		290,000.00	296,533.18	07-Sep-2006	7.232%	NJ - 53.70%	Paid Off - 360	01-Aug-2005
121410503 1		170,000.00	169,139.21	07-Sep-2006	7.182%	NJ - 79.07%	Paid Off - 360	01-Aug-2005
121423481 2		415,000.00	423,653.80	31-Aug-2006	6.982%	FL - 63.85%	Paid Off - 360	01-Jul-2005
121426084 1		308,000.00	316,704.48	05-Sep-2006	7.832%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121433653 1		172,500.00	176,834.48	24-Aug-2006	7.482%	CA - 38.33%	Paid Off - 360	01-Aug-2005
121434702 1		100,000.00	100,348.81	14-Sep-2006	7.682%	FL - 66.67%	Paid Off - 360	01-Sep-2005
121436075 1		256,000.00	261,625.23	11-Sep-2006	7.632%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121436660 1		400,000.00	409,474.95	01-Sep-2006	7.882%	CA - 68.97%	Paid Off - 360	01-Aug-2005
121436922 1		322,500.00	329,214.57	14-Sep-2006	7.132%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121438591 2		419,000.00	418,920.38	07-Sep-2006	6.632%	CA - 79.81%	Paid Off - 360	01-Sep-2005
121443185 1		288,000.00	294,674.98	30-Aug-2006	7.482%	NY - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121443535 2		425,000.00	435,673.90	08-Sep-2006	7.482%	CA - 73.28%	Paid Off - 360	01-Aug-2005
121445050 1		175,300.00	174,224.94	08-Sep-2006	7.332%	NY - 77.99%	Paid Off - 360	01-Aug-2005
121446811 1		334,500.00	342,209.41	05-Sep-2006	7.282%	NV - 75.00%	Paid Off - 360	01-Aug-2005
121452061 1		120,000.00	122,386.78	01-Sep-2006	7.882%	LA - 80.00%	Paid Off - 360	01-Sep-2005
121452836 2		466,000.00	478,194.79	08-Sep-2006	7.582%	DE - 77.67%	Paid Off - 360	01-Aug-2005
121462977 1		196,000.00	200,008.75	13-Sep-2006	7.032%	WA - 80.00%	Paid Off - 360	01-Aug-2005
121466799 2		427,000.00	431,347.66	31-Aug-2006	6.832%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121467905 1		174,318.00	176,454.76	22-Aug-2006	7.582%	IL - 76.79%	Paid Off - 360	01-Aug-2005
121469101 1		247,500.00	254,656.13	31-Aug-2006	8.032%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121469408 1		276,000.00	281,373.15	23-Aug-2006	6.982%	CA - 65.71%	Paid Off - 360	01-Aug-2005
121471445 1		300,000.00	306,877.63	13-Sep-2006	7.282%	CA - 49.18%	Paid Off - 360	01-Aug-2005
121473236 1		260,000.00	265,860.92	23-Aug-2006	7.582%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121475215 2		440,250.00	452,288.16	17-Aug-2006	7.557%	CA - 75.00%	Paid Off - 360	01-Jul-2005
121478087 2		385,600.00	394,285.34	07-Sep-2006	7.232%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121478293 1		325,000.00	327,161.40	31-Aug-2006	7.232%	FL - 59.09%	Paid Off - 360	01-Aug-2005
121478690 2		573,750.00	568,071.47	16-Aug-2006	7.532%	CA - 72.35%	Paid Off - 360	01-Aug-2005
121479451 1		230,000.00	232,799.88	07-Sep-2006	7.282%	CA - 59.74%	Paid Off - 360	01-Aug-2005
121480005 1		265,000.00	270,101.82	31-Aug-2006	6.932%	CA - 37.86%	Paid Off - 360	01-Aug-2005
121482772 1		122,000.00	122,492.88	05-Sep-2006	7.332%	CT - 80.00%	Paid Off - 360	01-Aug-2005
121485453 1		131,250.00	134,958.49	25-Aug-2006	7.782%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121485754 1		136,000.00	134,761.49	24-Aug-2006	7.182%	FL - 77.71%	Paid Off - 360	01-Aug-2005
121488360 1		195,000.00	199,835.99	23-Aug-2006	7.782%	CA - 79.59%	Paid Off - 360	01-Aug-2005
121490448 2		456,000.00	465,116.57	12-Sep-2006	7.282%	NV - 80.00%	Paid Off - 360	01-Oct-2005
121494131 2		620,000.00	636,204.39	31-Aug-2006	7.682%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121494897 1		130,800.00	130,572.66	28-Aug-2006	7.382%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121497064 1		127,400.00	130,528.31	16-Aug-2006	7.432%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121500912 1		160,000.00	162,534.69	01-Sep-2006	7.782%	CA - 62.75%	Paid Off - 360	01-Aug-2005
121505012 1		157,500.00	157,489.53	31-Aug-2006	7.432%	OR - 75.00%	Paid Off - 360	01-Aug-2005
121505398 1		220,000.00	225,070.38	13-Sep-2006	7.282%	CA - 58.05%	Paid Off - 360	01-Aug-2005
121509172 1		296,000.00	303,053.58	22-Aug-2006	7.482%	VA - 79.57%	Paid Off - 360	01-Aug-2005
121509966 1		114,750.00	116,897.16	05-Sep-2006	7.582%	FL - 85.00%	Paid Off - 360	01-Aug-2005
121513252 2		393,000.00	400,542.99	29-Aug-2006	7.382%	CA - 69.56%	Paid Off - 360	01-Aug-2005
121513747 1		124,000.00	127,568.38	05-Sep-2006	7.832%	DE - 80.00%	Paid Off - 360	01-Aug-2005
121513814 2		543,750.00	554,016.65	31-Aug-2006	7.232%	NY - 75.00%	Paid Off - 360	01-Aug-2005
121514021 2		395,000.00	391,812.68	31-Aug-2006	7.332%	PA - 79.96%	Paid Off - 360	01-Aug-2005
121517552 1		175,000.00	179,301.32	14-Sep-2006	7.582%	CA - 50.73%	Paid Off - 360	01-Aug-2005
121520964 2		823,500.00	838,175.12	06-Sep-2006	7.182%	DC - 65.88%	Paid Off - 360	01-Aug-2005
121521043 1		295,750.00	301,618.24	16-Aug-2006	7.082%	NJ - 79.93%	Paid Off - 360	01-Sep-2005
121523390 1		350,000.00	357,284.94	21-Aug-2006	7.482%	CA - 63.06%	Paid Off - 360	01-Aug-2005
121524054 2		434,400.00	442,287.84	13-Sep-2006	7.582%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121524215 1		300,000.00	306,758.37	21-Aug-2006	7.232%	CA - 50.85%	Paid Off - 360	01-Aug-2005
121526132 1		316,000.00	315,207.50	21-Aug-2006	7.582%	NJ - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121530014 1		233,000.00	233,385.64	24-Aug-2006	7.182%	NY - 38.83%	Paid Off - 360	01-Sep-2005
121531552 2		437,750.00	433,067.58	05-Sep-2006	7.232%	CA - 85.00%	Paid Off - 360	01-Aug-2005
121533213 1		350,000.00	359,508.67	31-Aug-2006	7.682%	CA - 71.43%	Paid Off - 360	01-Aug-2005
121535437 1		305,000.00	313,617.75	05-Sep-2006	7.782%	VA - 74.94%	Paid Off - 360	01-Aug-2005
121536688 1		353,600.00	357,502.69	11-Sep-2006	7.482%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121537314 1		275,000.00	281,641.23	08-Sep-2006	7.532%	NY - 72.37%	Paid Off - 360	01-Sep-2005
121537954 2		620,000.00	635,041.72	17-Aug-2006	7.432%	CA - 69.51%	Paid Off - 360	01-Aug-2005
121539264 2		500,000.00	502,465.29	24-Aug-2006	7.482%	CA - 72.46%	Paid Off - 360	01-Aug-2005
121540968 1		256,000.00	258,788.17	30-Aug-2006	7.132%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121541846 1		204,250.00	206,671.61	28-Aug-2006	6.982%	FL - 95.00%	Paid Off - 360	01-Sep-2005
121542702 1		215,000.00	214,830.53	25-Aug-2006	7.182%	CA - 68.25%	Paid Off - 360	01-Aug-2005
121543138 1		263,500.00	267,662.49	25-Aug-2006	6.582%	CA - 62.44%	Paid Off - 360	01-Aug-2005
121545738 1		172,000.00	174,855.00	01-Sep-2006	7.482%	OH - 62.55%	Paid Off - 360	01-Aug-2005
121549838 1		225,000.00	229,335.78	06-Sep-2006	7.182%	FL - 75.00%	Paid Off - 360	01-Oct-2005
121550764 2		419,000.00	420,035.64	31-Aug-2006	6.882%	CA - 69.95%	Paid Off - 360	01-Sep-2005
121552270 2		388,000.00	395,709.40	30-Aug-2006	6.982%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121565779 2		385,055.00	393,627.73	29-Aug-2006	7.232%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121567354 2		424,000.00	435,273.98	21-Aug-2006	7.625%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121568075 2		515,000.00	524,199.87	01-Sep-2006	6.782%	CA - 54.33%	Paid Off - 360	01-Aug-2005
121570174 1		216,000.00	221,616.34	30-Aug-2006	7.582%	RI - 80.00%	Paid Off - 360	01-Aug-2005
121575690 2		372,000.00	378,281.90	07-Sep-2006	6.832%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121576261 1		285,000.00	291,860.07	31-Aug-2006	7.482%	CO - 75.40%	Paid Off - 360	01-Aug-2005
121577273 2		580,000.00	592,353.36	14-Sep-2006	7.232%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121579578 1		300,000.00	306,609.59	31-Aug-2006	7.232%	NY - 51.72%	Paid Off - 360	01-Aug-2005
121579720 1		138,500.00	141,766.45	16-Aug-2006	7.482%	NJ - 66.59%	Paid Off - 360	01-Sep-2005
121579884 1		268,000.00	269,045.86	28-Aug-2006	7.682%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121580502 2		389,000.00	398,369.81	30-Aug-2006	7.382%	CA - 52.18%	Paid Off - 360	01-Aug-2005
121585904 2		400,000.00	409,273.02	05-Sep-2006	7.482%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121587661 1		200,000.00	203,688.23	23-Aug-2006	7.282%	NJ - 66.67%	Paid Off - 360	01-Sep-2005
121589243 2		552,000.00	564,805.74	15-Sep-2006	7.432%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121602662 1		332,000.00	340,175.81	31-Aug-2006	7.582%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121603626 1		307,000.00	315,197.26	16-Aug-2006	7.682%	CA - 66.74%	Paid Off - 360	01-Aug-2005
121604353 1		142,000.00	143,823.05	21-Aug-2006	7.482%	FL - 52.99%	Paid Off - 360	01-Sep-2005
121604828 1		219,200.00	224,769.82	01-Sep-2006	7.682%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121607175 1		80,000.00	81,482.04	16-Aug-2006	7.682%	VA - 80.00%	Paid Off - 360	01-Jul-2005
121609821 1		152,000.00	155,881.14	13-Sep-2006	7.682%	PA - 69.09%	Paid Off - 360	01-Sep-2005
121610512 1		125,000.00	128,706.34	28-Aug-2006	7.932%	FL - 74.85%	Paid Off - 360	01-Aug-2005
121610950 1		252,000.00	258,445.75	01-Sep-2006	7.682%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121611863 1		308,426.00	311,470.22	05-Sep-2006	7.482%	CA - 74.32%	Paid Off - 360	01-Sep-2005
121613380 2		512,000.00	521,390.40	06-Sep-2006	6.832%	CT - 80.00%	Paid Off - 360	01-Aug-2005
121616923 2		397,000.00	407,154.51	22-Aug-2006	7.682%	CA - 72.18%	Paid Off - 360	01-Sep-2005
121618423 1		160,000.00	158,545.77	08-Sep-2006	7.682%	CA - 64.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121618524 1		284,000.00	290,880.57	11-Sep-2006	7.682%	CA - 77.60%	Paid Off - 360	01-Sep-2005
121618984 1		234,000.00	239,317.25	28-Aug-2006	7.382%	CO - 79.59%	Paid Off - 360	01-Sep-2005
121620968 1		262,500.00	269,089.32	17-Aug-2006	7.632%	NJ - 75.00%	Paid Off - 360	01-Sep-2005
121624034 2		595,000.00	607,169.20	01-Sep-2006	7.032%	NV - 70.00%	Paid Off - 360	01-Aug-2005
121633449 2		440,000.00	449,924.02	05-Sep-2006	7.382%	GA - 80.00%	Paid Off - 360	01-Sep-2005
121634085 1		253,600.00	252,109.18	24-Aug-2006	6.682%	NV - 80.00%	Paid Off - 360	01-Oct-2005
121638082 1		121,000.00	123,864.63	08-Sep-2006	7.482%	CA - 44.82%	Paid Off - 360	01-Sep-2005
121638554 2		472,500.00	473,079.29	31-Aug-2006	7.082%	CA - 67.99%	Paid Off - 360	01-Sep-2005
121639601 1		356,000.00	360,973.16	31-Aug-2006	7.250%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121640105 1		157,250.00	159,598.82	08-Sep-2006	7.482%	FL - 85.00%	Paid Off - 360	01-Oct-2005
121640691 1		94,000.00	93,356.22	14-Sep-2006	6.732%	IL - 72.87%	Paid Off - 360	01-Sep-2005
121643659 1		246,375.00	248,759.27	29-Aug-2006	7.782%	NY - 73.99%	Paid Off - 360	01-Sep-2005
121648131 2		416,000.00	424,662.96	31-Aug-2006	7.182%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121648217 1		112,500.00	114,248.50	31-Aug-2006	7.382%	CT - 75.00%	Paid Off - 360	01-Sep-2005
121654909 1		221,250.00	226,133.11	07-Sep-2006	7.582%	NV - 75.00%	Paid Off - 360	01-Oct-2005
121655857 1		240,000.00	245,043.45	31-Aug-2006	7.382%	NJ - 71.64%	Paid Off - 360	01-Oct-2005
121657132 1		275,000.00	282,196.48	25-Aug-2006	7.582%	CA - 56.12%	Paid Off - 360	01-Aug-2005
121659543 2		531,000.00	544,895.71	29-Aug-2006	7.582%	CA - 74.79%	Paid Off - 360	01-Aug-2005
121659548 2		600,000.00	612,476.92	16-Aug-2006	7.125%	CA - 75.47%	Paid Off - 360	01-Aug-2005
121660136 1		145,000.00	148,432.75	18-Aug-2006	7.482%	CA - 34.12%	Paid Off - 360	01-Sep-2005
121661458 1		283,800.00	283,518.05	31-Aug-2006	7.482%	CA - 60.00%	Paid Off - 360	01-Sep-2005
121665523 1		300,000.00	306,094.91	16-Aug-2006	7.782%	CA - 74.07%	Paid Off - 360	01-Sep-2005
121666313 1		253,000.00	259,919.09	16-Aug-2006	7.375%	CA - 62.47%	Paid Off - 360	01-Apr-2005
121666326 1		200,000.00	204,001.62	01-Sep-2006	7.375%	CA - 42.11%	Paid Off - 360	01-Jul-2005
121669058 2		805,000.00	817,557.30	05-Sep-2006	6.632%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121672366 1		250,000.00	254,613.91	16-Aug-2006	7.432%	CA - 65.79%	Paid Off - 360	01-Sep-2005
121674712 1		278,500.00	283,741.68	30-Aug-2006	7.482%	CA - 59.26%	Paid Off - 360	01-Sep-2005
121679070 1		337,500.00	346,132.68	12-Sep-2006	7.682%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121680394 1		136,000.00	138,821.32	21-Aug-2006	7.682%	WA - 76.40%	Paid Off - 360	01-Oct-2005
121691773 1		200,000.00	204,375.13	11-Sep-2006	7.482%	NV - 80.00%	Paid Off - 360	01-Oct-2005
121693191 1		160,000.00	159,218.03	28-Aug-2006	7.832%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121695112 1		205,000.00	208,641.09	31-Aug-2006	7.232%	NY - 58.57%	Paid Off - 360	01-Sep-2005
121695390 1		137,000.00	139,587.98	31-Aug-2006	7.182%	NJ - 58.80%	Paid Off - 360	01-Sep-2005
121697356 1		445,250.00	447,014.39	30-Aug-2006	7.382%	CA - 65.00%	Paid Off - 360	01-Sep-2005
121701302 1		284,000.00	290,662.40	14-Sep-2006	7.750%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121703188 2		400,000.00	409,850.30	30-Aug-2006	7.582%	CA - 62.02%	Paid Off - 360	01-Sep-2005
121703393 1		348,024.00	356,537.87	01-Sep-2006	7.782%	CA - 71.76%	Paid Off - 360	01-Oct-2005
121703943 1		217,000.00	222,343.76	29-Aug-2006	7.582%	CA - 53.58%	Paid Off - 360	01-Sep-2005
121704142 1		204,000.00	208,199.13	31-Aug-2006	7.332%	WV - 80.00%	Paid Off - 360	01-Oct-2005
121716116 1		244,000.00	247,676.63	29-Aug-2006	7.232%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121717124 1		160,000.00	164,452.59	31-Aug-2006	7.750%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121717680 2		400,000.00	409,791.16	30-Aug-2006	7.875%	VA - 79.21%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121717681 2		500,000.00	510,936.68	12-Sep-2006	7.625%	MD - 56.82%	Paid Off - 360	01-Aug-2005
121717700 2		499,920.00	512,157.02	21-Aug-2006	7.875%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121719274 2		422,500.00	430,455.26	24-Aug-2006	6.982%	CA - 69.26%	Paid Off - 360	01-Sep-2005
121723685 1		292,000.00	298,699.75	31-Aug-2006	7.375%	CA - 63.00%	Paid Off - 360	01-Sep-2005
121724062 1		268,000.00	273,994.77	29-Aug-2006	7.500%	MA - 45.42%	Paid Off - 360	01-Sep-2005
121752868 1		280,000.00	279,339.74	28-Aug-2006	7.382%	NJ - 76.71%	Paid Off - 360	01-Sep-2005
121755373 2		410,000.00	418,615.83	25-Aug-2006	7.382%	CA - 68.33%	Paid Off - 360	01-Oct-2005
121756146 2		518,703.00	518,531.90	01-Sep-2006	7.532%	CA - 66.50%	Paid Off - 360	01-Oct-2005
121761800 2		638,000.00	641,751.75	25-Aug-2006	6.932%	CA - 68.97%	Paid Off - 360	01-Aug-2005
121761897 1		313,000.00	319,676.17	30-Aug-2006	7.682%	NJ - 75.42%	Paid Off - 360	01-Sep-2005
121762630 2		380,000.00	379,337.19	08-Sep-2006	7.500%	NC - 80.00%	Paid Off - 360	01-Aug-2005
121765370 1		296,000.00	303,571.18	07-Sep-2006	7.682%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121775897 1		292,500.00	300,260.35	16-Aug-2006	7.782%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121778788 1		130,000.00	133,139.52	06-Sep-2006	7.532%	CA - 55.32%	Paid Off - 360	01-Sep-2005
121778896 1		288,750.00	294,756.46	25-Aug-2006	7.732%	NY - 75.00%	Paid Off - 360	01-Aug-2005
121779545 1		185,000.00	188,114.74	31-Aug-2006	7.232%	NJ - 66.07%	Paid Off - 360	01-Oct-2005
121780392 2		560,000.00	567,214.91	06-Sep-2006	7.375%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121781394 1		217,000.00	222,550.01	31-Aug-2006	7.682%	CA - 61.13%	Paid Off - 360	01-Sep-2005
121782159 2		416,000.00	416,652.92	24-Aug-2006	7.032%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121783713 1		150,000.00	152,401.40	31-Aug-2006	7.482%	MO - 47.32%	Paid Off - 360	01-Sep-2005
121788153 2		457,000.00	467,601.88	30-Aug-2006	7.432%	VA - 75.79%	Paid Off - 360	01-Sep-2005
121791651 1		244,800.00	244,062.40	22-Aug-2006	6.782%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121792088 2		402,000.00	405,943.04	07-Sep-2006	6.882%	CA - 57.84%	Paid Off - 360	01-Oct-2005
121795876 1		336,800.00	345,627.39	16-Aug-2006	7.782%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121804268 1		230,000.00	234,764.32	11-Sep-2006	7.382%	CA - 68.25%	Paid Off - 360	01-Oct-2005
121806731 1		232,000.00	232,574.03	29-Aug-2006	7.332%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121808052 1		249,500.00	248,618.26	06-Sep-2006	7.682%	CA - 63.97%	Paid Off - 360	01-Oct-2005
121809548 2		420,000.00	429,898.11	05-Sep-2006	7.332%	CA - 46.67%	Paid Off - 360	01-Aug-2005
121813986 1		336,000.00	339,852.25	30-Aug-2006	7.582%	AZ - 80.00%	Paid Off - 360	01-Oct-2005
121815706 1		242,000.00	246,772.99	17-Aug-2006	7.232%	DC - 60.35%	Paid Off - 360	01-Oct-2005
121824050 1		220,000.00	220,381.43	15-Sep-2006	7.432%	PA - 76.39%	Paid Off - 360	01-Oct-2005
121828432 1		140,000.00	139,860.67	01-Sep-2006	6.732%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121828441 2		360,350.00	365,094.28	07-Sep-2006	6.732%	CA - 79.99%	Paid Off - 360	01-Sep-2005
121828443 2		396,000.00	401,290.85	18-Aug-2006	7.557%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121828451 2		400,000.00	407,787.73	30-Aug-2006	7.432%	CA - 43.24%	Paid Off - 360	01-Sep-2005
121828457 2		560,000.00	565,966.07	18-Aug-2006	6.932%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121828467 2		528,000.00	538,173.24	29-Aug-2006	7.207%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121828472 1		290,000.00	294,910.64	31-Aug-2006	7.682%	CA - 68.24%	Paid Off - 360	01-Sep-2005
121840804 2		444,000.00	442,014.07	30-Aug-2006	7.132%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121846902 1		314,000.00	320,868.86	18-Aug-2006	7.482%	CA - 54.61%	Paid Off - 360	01-Oct-2005
121846911 2		366,000.00	374,220.14	15-Sep-2006	7.682%	CA - 71.77%	Paid Off - 360	01-Oct-2005
121857910 1		336,000.00	339,749.48	31-Aug-2006	7.532%	VA - 75.00%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121862407	1		324,000.00	332,060.65	15-Sep-2006	7.625%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121871157	1		116,130.00	117,170.85	31-Aug-2006	7.632%	NJ - 70.00%	Paid Off - 360	01-Oct-2005
121887922	1		180,000.00	182,903.17	14-Sep-2006	7.482%	NJ - 67.93%	Paid Off - 360	01-Oct-2005
121892409	2		360,000.00	366,581.39	17-Aug-2006	7.097%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121925913	1		317,250.00	313,869.47	11-Sep-2006	7.482%	NC - 90.00%	Paid Off - 360	01-Oct-2005

TOTAL			67,481,943.00	68,494,922.74

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

CDR Avg since Cut-Off by Groups
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Oct-04
Apr-05
Oct-05
Apr-06
Group 1
Group 2

Total CDR Avg since Cut-Off
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Oct-04
Apr-05
Oct-05
Apr-06

SDA Avg since Cut-Off by Groups
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Oct-04
Apr-05
Oct-05
Apr-06
Group 1
Group 2

Total SDA Avg since Cut-Off
600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Oct-04
Apr-05
Oct-05
Apr-06

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2006 Distribution

Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached			No
Has Sr. Prepay Stepdown Condition Occurred			No
Has Sr. Credit Supp. Depletion Date Occured			No

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	89.964309%	90.260843%	90.107170%
Next Senior Percentage	89.636218%	89.924192%	89.774825%
Current Subordinate Percentage	10.035691%	9.739157%	9.892830%
Next Subordinate Percentage	10.363782%	10.075808%	10.225175%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Next Pass	Interest	NET WAC
	Through	Carryfrwd	Shortfall
CLASS	Rate	UnPaid	Paid
1-A-1	0.00000%	$0.00	$0.00
1-A-2	0.00000%	$0.00	$0.00
1-A-3A	0.00000%	$0.00	$0.00
1-A-3B	0.00000%	$0.00	$0.00
2-A-1A	0.00000%	$0.00	$0.00
2-A-1B	0.00000%	$0.00	$0.00
2-A-2A	0.00000%	$0.00	$0.00
2-A-2B	0.00000%	$0.00	$0.00
2-A-2C	0.00000%	$0.00	$0.00
2-A-3A	0.00000%	$0.00	$0.00
2-A-3B	0.00000%	$0.00	$0.00
1-X	0.00000%	$0.00	$0.00
2-X	0.00000%	$0.00	$0.00
A-R	0.00000%	$0.00	$0.00
B-1	0.00000%	$0.00	$0.00
B-2	0.00000%	$0.00	$0.00
B-3	0.00000%	$0.00	$0.00
B-4	0.00000%	$0.00	$0.00
B-5	0.00000%	$0.00	$0.00
B-6	0.00000%	$0.00	$0.00
B-7	0.00000%	$0.00	$0.00
B-8	0.00000%	$0.00	$0.00
B-9	0.00000%	$0.00	$0.00
B-10	0.00000%	$0.00	$0.00
B-11	0.00000%	$0.00	$0.00
B-X	0.00000%	$0.00	$0.00
P-1	0.00000%	$0.00	$0.00
P-2	0.00000%	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 1 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 2 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 3 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 4 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 5 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 6 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 7 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 8 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 9 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 10 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73
Current Scheduled Payments 11 Month Prior	5,778,296.93	5,233,539.61	11,011,836.53

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		19
		9. Prepayment Detail Report		22
		10. Realized Loss Report		27
		11. Realized Loss Detail Report		30
		12. Triggers and Adj. Cert. Report		31
		13. Additional Certificate Report		32
		14. Other Related Information		33

		Total Number of Pages		33

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	October 25, 2006	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	September 29, 2006	Factor Information:		(800) 735-7777
	October 24, 2006	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	501,949,835.00	2,359,164.22	19,182,421.61	21,541,585.83	0.00	0.00	482,767,413.39
1-A-2	FLT		$262,356,000.00	209,145,897.43	1,070,129.84	7,992,680.75	9,062,810.59	0.00	0.00	201,153,216.68
1-A-3A	FLT		$77,413,000.00	61,712,373.11	296,733.66	2,358,388.58	2,655,122.24	0.00	0.00	59,353,984.53
1-A-3B	FLT		$80,000,000.00	63,774,687.08	301,335.40	2,437,201.59	2,738,536.99	0.00	0.00	61,337,485.49
2-A-1A	FLT		$398,032,000.00	307,453,516.27	1,445,031.53	11,523,329.11	12,968,360.64	0.00	0.00	295,930,187.16
2-A-1B	FLT		$300,000,000.00	231,730,250.02	1,179,893.19	8,685,228.15	9,865,121.34	0.00	0.00	223,045,021.87
2-A-2A	FLT		$50,000,000.00	38,621,708.33	183,774.96	1,447,538.02	1,631,312.98	0.00	0.00	37,174,170.31
2-A-2B	FLT		$65,846,000.00	50,861,700.14	252,740.26	1,906,291.78	2,159,032.04	0.00	0.00	48,955,408.36
2-A-2C	FLT		$175,000,000.00	135,175,979.16	669,121.10	5,066,383.09	5,735,504.19	0.00	0.00	130,109,596.07
2-A-3A	FLT		$84,508,000.00	65,276,866.55	313,872.93	2,446,570.87	2,760,443.80	0.00	0.00	62,830,295.68
2-A-3B	FLT		$90,000,000.00	69,519,075.04	328,477.63	2,605,568.44	2,934,046.07	0.00	0.00	66,913,506.60
1-X	CSTR		$0.00	0.00	1,010,692.80	0.00	1,010,692.80	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	922,060.68	0.00	922,060.68	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,119,157.69	59,686.85	23.72	59,710.57	0.00	0.00	12,119,133.97
B-2	SUB		$49,300,000.00	48,969,303.63	243,214.21	95.85	243,310.06	0.00	0.00	48,969,207.78
B-3	SUB		$33,764,000.00	33,537,516.58	173,556.65	65.65	173,622.30	0.00	0.00	33,537,450.93
B-4	SUB		$14,470,000.00	14,372,937.60	75,098.60	28.13	75,126.73	0.00	0.00	14,372,909.47
B-5	SUB		$13,264,000.00	13,175,027.24	70,376.60	25.79	70,402.39	0.00	0.00	13,175,001.45
B-6	SUB		$10,853,000.00	10,780,199.85	59,111.43	21.10	59,132.53	0.00	0.00	10,780,178.75
B-7	SUB		$9,647,000.00	9,582,289.49	52,542.89	18.76	52,561.65	0.00	0.00	9,582,270.73
B-8	SUB		$7,235,000.00	7,186,468.79	39,405.80	14.07	39,419.87	0.00	0.00	7,186,454.72
B-9	SUB		$16,882,000.00	16,768,758.29	91,948.69	32.82	91,981.51	0.00	0.00	16,768,725.47
B-10	SUB		$18,088,000.00	17,966,668.66	98,517.23	35.17	98,552.40	0.00	0.00	17,966,633.49
B-11	SUB		$13,269,015.79	13,180,009.36	72,270.38	25.80	72,296.18	0.00	0.00	13,179,983.56
B-X	CSTR		$0.00	0.00	142,246.23	0.00	142,246.23	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	551,875.63	0.00	551,875.63	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	385,435.64	0.00	385,435.64	0.00	0.00	100.00

Total			2,411,782,315.79	1,932,860,425.31	12,448,315.03	65,651,988.85	78,100,303.88	0.00	0.00	1,867,208,436.46

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	09/25/06	10/24/06	A-Act/360	45660LVZ9	629,654,000.00	797.183588	3.746763	30.465020	34.211783	766.718568
1-A-2	09/25/06	10/24/06	A-Act/360	45660LWA3	262,356,000.00	797.183588	4.078923	30.465020	34.543943	766.718568
1-A-3A	09/25/06	10/24/06	A-Act/360	45660LWB1	77,413,000.00	797.183588	3.833124	30.465020	34.298144	766.718568
1-A-3B	09/25/06	10/24/06	A-Act/360	45660LWC9	80,000,000.00	797.183589	3.766693	30.465020	34.231712	766.718569
2-A-1A	09/25/06	10/24/06	A-Act/360	45660LWD7	398,032,000.00	772.434167	3.630441	28.950761	32.581201	743.483406
2-A-1B	09/25/06	10/24/06	A-Act/360	45660LWE5	300,000,000.00	772.434167	3.932977	28.950761	32.883738	743.483406
2-A-2A	09/25/06	10/24/06	A-Act/360	45660LWV7	50,000,000.00	772.434167	3.675499	28.950760	32.626260	743.483406
2-A-2B	09/01/06	09/30/06	A-30/360	45660LWW5	65,846,000.00	772.434167	3.838354	28.950761	32.789115	743.483406
2-A-2C	09/25/06	10/24/06	A-Act/360	45660LWF2	175,000,000.00	772.434167	3.823549	28.950761	32.774310	743.483406
2-A-3A	09/25/06	10/24/06	A-Act/360	45660LWG0	84,508,000.00	772.434167	3.714121	28.950761	32.664881	743.483406
2-A-3B	09/25/06	10/24/06	A-Act/360	45660LWH8	90,000,000.00	772.434167	3.649751	28.950760	32.600512	743.483407
1-X	09/01/06	09/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.963094	0.000000	0.963094	0.000000
2-X	09/01/06	09/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.792566	0.000000	0.792566	0.000000
A-R	09/01/06	09/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	09/25/06	10/24/06	A-Act/360	45660LWJ4	12,201,000.00	993.292164	4.891964	0.001944	4.893908	993.290220
B-2	09/25/06	10/24/06	A-Act/360	45660LWK1	49,300,000.00	993.292163	4.933351	0.001944	4.935295	993.290219
B-3	09/25/06	10/24/06	A-Act/360	45660LWL9	33,764,000.00	993.292163	5.140287	0.001944	5.142231	993.290218
B-4	09/25/06	10/24/06	A-Act/360	45660LWM7	14,470,000.00	993.292163	5.189952	0.001944	5.191896	993.290219
B-5	09/25/06	10/24/06	A-Act/360	45660LWN5	13,264,000.00	993.292162	5.305835	0.001944	5.307780	993.290218
B-6	09/25/06	10/24/06	A-Act/360	45660LWP0	10,853,000.00	993.292163	5.446552	0.001944	5.448496	993.290219
B-7	09/25/06	10/24/06	A-Act/360	45660LWQ8	9,647,000.00	993.292162	5.446552	0.001945	5.448497	993.290218
B-8	09/25/06	10/24/06	A-Act/360	45660LWR6	7,235,000.00	993.292162	5.446551	0.001945	5.448496	993.290217
B-9	09/25/06	10/24/06	A-Act/360	45660LWX3	16,882,000.00	993.292163	5.446552	0.001944	5.448496	993.290219
B-10	09/25/06	10/24/06	A-Act/360	45660LWY1	18,088,000.00	993.292164	5.446552	0.001944	5.448496	993.290219
B-11	09/25/06	10/24/06	A-Act/360	45660LWZ8	13,269,015.79	993.292160	5.446552	0.001944	5.448496	993.290216
B-X	09/01/06	09/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.714902	0.000000	0.714902	0.000000
P-1	09/25/06	10/24/06	A-30/360	45660LYU7	100.00	1,000.000000	5,518,756.300000	0.000000	5,518,756.300000	1,000.000000
P-2	09/25/06	10/24/06	A-30/360	45660LYV5	100.00	1,000.000000	3,854,356.400000	0.000000	3,854,356.400000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	33,295,662.84	143,065,633.09	3,820,953.52	146,886,586.61	180,182,249.45	0.00	0.00	482,767,413.39
1-A-2	262,356,000.00	15,269,368.27	59,610,718.34	1,592,064.98	61,202,783.32	76,472,151.59	0.00	0.00	201,153,216.68
1-A-3A	77,413,000.00	4,200,656.12	17,589,247.19	469,768.28	18,059,015.47	22,259,671.59	0.00	0.00	59,353,984.53
1-A-3B	80,000,000.00	4,255,887.93	18,177,047.44	485,467.07	18,662,514.51	22,918,402.44	0.00	0.00	61,337,485.49
2-A-1A	398,032,000.00	20,769,101.33	99,666,776.16	2,435,036.68	102,101,812.84	122,870,914.17	0.00	0.00	295,930,187.16
2-A-1B	300,000,000.00	17,136,141.15	75,119,670.91	1,835,307.22	76,954,978.13	94,091,119.28	0.00	0.00	223,045,021.87
2-A-2A	50,000,000.00	2,645,768.47	12,519,945.15	305,884.54	12,825,829.69	15,471,598.16	0.00	0.00	37,174,170.31
2-A-2B	65,846,000.00	3,316,061.96	16,487,766.18	402,825.46	16,890,591.64	20,206,653.60	0.00	0.00	48,955,408.36
2-A-2C	175,000,000.00	9,683,327.92	43,819,808.05	1,070,595.88	44,890,403.93	54,573,731.85	0.00	0.00	130,109,596.07
2-A-3A	84,508,000.00	4,525,076.71	21,160,710.51	516,993.81	21,677,704.32	26,202,781.03	0.00	0.00	62,830,295.68
2-A-3B	90,000,000.00	4,724,537.32	22,535,901.22	550,592.17	23,086,493.40	27,811,030.72	0.00	0.00	66,913,506.60
1-X	0.00	10,787,768.46	0.00	0.00	0.00	10,787,768.46	0.00	0.00	0.00
2-X	0.00	9,607,861.26	0.00	0.00	0.00	9,607,861.26	0.00	0.00	0.00
A-R	100.00	138,549.42	82.31	17.69	100.00	138,649.42	0.00	0.00	0.00
B-1	12,201,000.00	736,135.24	0.00	81,866.03	81,866.03	818,001.27	0.00	0.00	12,119,133.97
B-2	49,300,000.00	3,002,673.48	0.00	330,792.22	330,792.22	3,333,465.70	0.00	0.00	48,969,207.78
B-3	33,764,000.00	2,153,025.51	0.00	226,549.07	226,549.07	2,379,574.58	0.00	0.00	33,537,450.93
B-4	14,470,000.00	932,641.78	0.00	97,090.53	97,090.53	1,029,732.31	0.00	0.00	14,372,909.47
B-5	13,264,000.00	876,160.01	0.00	88,998.55	88,998.55	965,158.56	0.00	0.00	13,175,001.45
B-6	10,853,000.00	738,012.61	0.00	72,821.25	72,821.25	810,833.86	0.00	0.00	10,780,178.75
B-7	9,647,000.00	647,284.67	0.00	64,729.27	64,729.27	712,013.94	0.00	0.00	9,582,270.73
B-8	7,235,000.00	472,888.50	0.00	48,545.28	48,545.28	521,433.78	0.00	0.00	7,186,454.72
B-9	16,882,000.00	1,103,428.31	0.00	113,274.53	113,274.53	1,216,702.84	0.00	0.00	16,768,725.47
B-10	18,088,000.00	1,182,253.96	0.00	121,366.51	121,366.51	1,303,620.47	0.00	0.00	17,966,633.49
B-11	13,269,015.79	867,279.21	0.00	89,032.11	89,032.11	956,311.32	0.00	0.00	13,179,983.56
B-X	0.00	1,044,661.78	0.00	0.00	0.00	1,044,661.78	0.00	0.00	0.00
P-1	100.00	4,622,906.54	0.00	0.00	0.00	4,622,906.54	0.00	0.00	100.00
P-2	100.00	3,246,354.30	0.00	0.00	0.00	3,246,354.30	0.00	0.00	100.00

Total	2,411,782,315.79	161,981,475.06	529,753,306.55	14,820,572.65	544,573,879.21	706,555,354.27	0.00	0.00	1,867,208,436.46

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.64000%	501,949,835.00	2,359,164.22	0.00	0.00	0.00	2,359,164.22	2,359,164.22	0.00
1-A-2	6.14000%	209,145,897.43	1,070,129.84	0.00	0.00	0.00	1,070,129.84	1,070,129.84	0.00
1-A-3A	5.77000%	61,712,373.11	296,733.66	0.00	0.00	0.00	296,733.66	296,733.66	0.00
1-A-3B	5.67000%	63,774,687.08	301,335.40	0.00	0.00	0.00	301,335.40	301,335.40	0.00
2-A-1A	5.64000%	307,453,516.27	1,445,031.53	0.00	0.00	0.00	1,445,031.53	1,445,031.53	0.00
2-A-1B	6.11000%	231,730,250.02	1,179,893.19	0.00	0.00	0.00	1,179,893.19	1,179,893.19	0.00
2-A-2A	5.71000%	38,621,708.33	183,774.96	0.00	0.00	0.00	183,774.96	183,774.96	0.00
2-A-2B	5.96300%	50,861,700.14	252,740.26	0.00	0.00	0.00	252,740.26	252,740.26	0.00
2-A-2C	5.94000%	135,175,979.16	669,121.10	0.00	0.00	0.00	669,121.10	669,121.10	0.00
2-A-3A	5.77000%	65,276,866.55	313,872.93	0.00	0.00	0.00	313,872.93	313,872.93	0.00
2-A-3B	5.67000%	69,519,075.04	328,477.63	0.00	0.00	0.00	328,477.63	328,477.63	0.00
1-X	0.00000%	0.00	1,010,692.80	0.00	0.00	0.00	1,010,692.80	1,010,692.80	0.00
2-X	0.00000%	0.00	922,060.68	0.00	0.00	0.00	922,060.68	922,060.68	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.91000%	12,119,157.69	59,686.85	0.00	0.00	0.00	59,686.85	59,686.85	0.00
B-2	5.96000%	48,969,303.63	243,214.21	0.00	0.00	0.00	243,214.21	243,214.21	0.00
B-3	6.21000%	33,537,516.58	173,556.65	0.00	0.00	0.00	173,556.65	173,556.65	0.00
B-4	6.27000%	14,372,937.60	75,098.60	0.00	0.00	0.00	75,098.60	75,098.60	0.00
B-5	6.41000%	13,175,027.24	70,376.60	0.00	0.00	0.00	70,376.60	70,376.60	0.00
B-6	6.58000%	10,780,199.85	59,111.43	0.00	0.00	0.00	59,111.43	59,111.43	0.00
B-7	6.58000%	9,582,289.49	52,542.89	0.00	0.00	0.00	52,542.89	52,542.89	0.00
B-8	6.58000%	7,186,468.79	39,405.80	0.00	0.00	0.00	39,405.80	39,405.80	0.00
B-9	6.58000%	16,768,758.29	91,948.69	0.00	0.00	0.00	91,948.69	91,948.69	0.00
B-10	6.58000%	17,966,668.66	98,517.23	0.00	0.00	0.00	98,517.23	98,517.23	0.00
B-11	6.58000%	13,180,009.36	72,270.38	0.00	0.00	0.00	72,270.38	72,270.38	0.00
B-X	0.00000%	0.00	142,246.24	0.00	0.00	0.00	142,246.24	142,246.23	0.01
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	551,875.63	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	385,435.64	0.00

Total		1,932,860,425.31	11,511,003.77	0.00	0.00	0.00	11,511,003.77	12,448,315.03	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	1,010,692.80	0.00	1,010,692.80	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	922,060.68	0.00	922,060.68	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	142,246.23	0.00	142,246.23	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,074,999.71	0.00	2,074,999.71	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	09/01/06	09/30/06	A-30/360	1,049,423,000.00		797.183588	0.963094	0.000000	0.963094	766.718568
2-X-IO	09/01/06	09/30/06	A-30/360	1,163,386,000.00		772.434167	0.792566	0.000000	0.792566	743.483406
B-X-IO	09/01/06	09/30/06	A-30/360	198,973,015.00		993.292167	0.714902	0.000000	0.714902	993.290222
1-X-PO	09/01/06	09/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	09/01/06	09/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	09/01/06	09/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	09/01/06	09/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	10,787,747.86	0.00	0.00	0.00	10,787,768.46	0.00	0.00	0.00
2-X-IO	0.00	9,607,861.26	0.00	0.00	0.00	9,607,861.26	0.00	0.00	0.00
B-X-IO	0.00	1,044,661.76	0.00	0.00	0.00	1,044,661.76	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	21,440,270.88	0.00	0.00	0.00	21,440,291.48	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.44974%	836,582,792.62	1,010,692.80	0.00	0.00	0.00	1,010,692.80	1,010,692.80	0.00
2-X-IO	1.23128%	898,639,095.51	922,060.68	0.00	0.00	0.00	922,060.68	922,060.68	0.00
B-X-IO	0.86368%	197,638,337.18	142,246.24	0.00	0.00	0.00	142,246.24	142,246.23	0.01
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,932,860,225.31	2,074,999.72	0.00	0.00	0.00	2,074,999.72	2,074,999.71	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	33,681,269.07	31,970,719.78	65,651,988.85
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	33,681,269.07	31,970,719.78	65,651,988.85
Interest Collections	5,971,286.38	5,671,501.53	11,642,787.90
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	385,435.64	551,875.63	937,311.27
Interest Fees	(57,643.80)	(63,032.51)	(131,784.13)
TOTAL NET INTEREST	6,299,078.22	6,160,344.65	12,448,315.05
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	39,980,347.29	38,131,064.43	78,100,303.90

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	3,469.87	270.43	3,740.30
Curtailments	(1,998,948.12)	(1,822,632.40)	(3,821,580.52)
Prepayments In Full	35,676,747.32	33,793,081.75	69,469,829.07
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(3,469.87)	(270.43)	(3,740.30)
Realized Losses	0.00	0.00	0.00
Advanced Principal	3,469.87	270.43	3,740.30
TOTAL PRINCIPAL COLLECTED	33,681,269.07	31,970,719.78	65,651,988.85

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,227,354.11	5,899,581.67	12,126,935.78
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(27,002.58)	(21,613.34)	(48,615.92)
Delinquent Interest	(5,092,598.12)	(4,632,220.55)	(9,724,818.67)
Compensating Interest	27,002.58	21,613.34	48,615.92
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,836,530.40	4,404,140.41	9,240,670.81
TOTAL INTEREST COLLECTED	5,971,286.38	5,671,501.53	11,642,787.90

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	385,435.64	551,875.63	937,311.27
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C,			0.00
TOTAL INTEREST OTHER ACCOUNTS	385,435.64	551,875.63	937,311.27

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	57,226.08	62,644.87	119,870.95
Class 1-A-3B Ambac Premium			5,314.56
Class 2-A-3B Ambac Premium			5,793.26
Trustee Fees	417.73	387.63	805.36
TOTAL INTEREST FEES	57,643.80	63,032.51	131,784.13

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			5,314.56
Class 2-A-3B Ambac Premium			5,793.26

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,995	3,895	5,890
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(67)	(134)	(201)
Repurchases	0	0	0
Liquidations	0	0	0
Current	1,928	3,761	5,689
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	1,002,540,174.26	930,320,051.06	1,932,860,225.32
Prefunding	0.00	0.00	0.00
Scheduled Principal	(3,469.87)	(270.43)	(3,740.30)
Partial Prepayments	1,998,948.12	1,822,632.40	3,821,580.52
Full Voluntary Prepayments	(35,676,747.32)	(33,793,081.75)	(69,469,829.07)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	968,858,905.19	898,349,331.28	1,867,208,236.47

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.31702%	7.47643%	7.39382%
Weighted Average Coupon Current	7.45389%	7.60974%	7.52891%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	347	347	347
Weighted Average Months to Maturity Current	345	346	346
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	347	347	347
Weighted Avg Remaining Amortization Term Current	345	346	346
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	13.45	13.25	13.35
Weighted Average Seasoning Current	14.46	14.24	14.36

Weighted Average Coupon by Groups
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Nov-04
May-05
Nov-05
May-06
Group 1
Group 2

Total Weighted Average Coupon
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Nov-04
May-05
Nov-05
May-06

Weighted Average Amortization Term by Groups
400
350
300
250
200
150
100
50
0
Nov-04
May-05
Nov-05
May-06
Group 1
Group 2

Total Weighted Average Amortization Term
400
350
300
250
200
150
100
50
0
Nov-04
May-05
Nov-05
May-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88603%	3.04596%	2.96308%
Weighted Average Margin Current	2.88836%	3.04636%	2.96441%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.03337%	8.90948%	8.97368%
Weighted Average Max Rate Current	9.03587%	8.91215%	8.97632%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	57,226.08	62,644.87	119,870.95
Delinquent Servicing Fees	256,067.73	228,080.14	484,147.87
TOTAL SERVICING FEES	313,293.80	290,725.02	604,018.82

Total Servicing Fees	313,293.80	290,725.02	604,018.82
Compensating Interest	(27,002.58)	(21,613.34)	(48,615.92)
Delinquent Servicing Fees	(256,067.73)	(228,080.14)	(484,147.87)
COLLECTED SERVICING FEES	30,223.50	41,031.53	71,255.03
Total Advaced Interest	4,836,530.40	4,404,140.41	9,240,670.81
Total Advaced Principal	3,469.87	270.43	3,740.30
Aggregate Advances with respect to this Distribution	4,840,000.27	4,404,410.84	9,244,411.10

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	27,002.58	21,613.34	48,615.92
Compensating Interest	(27,002.58)	(21,613.34)	(48,615.92)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.078391%	7.234245%	7.153406%
Current Deferred Interest	2,811,881.43	2,700,260.28	5,512,141.71
Cumulative Deferred Interest	2,811,881.43	2,700,260.28	5,512,141.71
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		52,496,940.82	13,136,783.18	5,360,602.19	70,994,326.19
	% Balance		2.81%	0.70%	0.29%	3.80%
	# Loans		151	35	13	199
	% # Loans		2.65%	0.62%	0.23%	3.50%

FORECLOSURE	Balance	344,340.23	0.00	0.00	2,418,405.64	2,762,745.87
	% Balance	0.02%	0.00%	0.00%	0.13%	0.15%
	# Loans	1	0	0	6	7
	% # Loans	0.02%	0.00%	0.00%	0.11%	0.12%

BANKRUPTCY	Balance	2,402,350.62	378,430.46	331,641.47	243,437.56	3,355,860.11
	% Balance	0.13%	0.02%	0.02%	0.01%	0.18%
	# Loans	7	1	1	1	10
	% # Loans	0.12%	0.02%	0.02%	0.02%	0.18%

REO	Balance	0.00	0.00	0.00	974,319.93	974,319.93
	% Balance	0.00%	0.00%	0.00%	0.05%	0.05%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.04%	0.04%

TOTAL	Balance	2,746,690.85	52,875,371.28	13,468,424.65	8,996,765.32	78,087,252.10
	% Balance	0.15%	2.83%	0.72%	0.48%	4.18%
	# Loans	8	152	36	22	218
	% # Loans	0.14%	2.67%	0.63%	0.39%	3.83%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		23,986,696.39	4,304,332.60	1,126,097.54	29,417,126.53
	% Balance		2.67%	0.48%	0.13%	3.27%
	# Loans		92	16	5	113
	% # Loans		2.45%	0.43%	0.13%	3.00%

FORECLOSURE	Balance	344,340.23	0.00	0.00	756,964.48	1,101,304.71
	% Balance	0.04%	0.00%	0.00%	0.08%	0.12%
	# Loans	1	0	0	4	5
	% # Loans	0.03%	0.00%	0.00%	0.11%	0.13%

BANKRUPTCY	Balance	1,008,206.11	0.00	331,641.47	243,437.56	1,583,285.14
	% Balance	0.11%	0.00%	0.04%	0.03%	0.18%
	# Loans	4	0	1	1	6
	% # Loans	0.11%	0.00%	0.03%	0.03%	0.16%

REO	Balance	0.00	0.00	0.00	304,777.81	304,777.81
	% Balance	0.00%	0.00%	0.00%	0.03%	0.03%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.03%	0.03%

TOTAL	Balance	1,352,546.34	23,986,696.39	4,635,974.07	2,431,277.39	32,406,494.19
	% Balance	0.15%	2.67%	0.52%	0.27%	3.61%
	# Loans	5	92	17	11	125
	% # Loans	0.13%	2.45%	0.45%	0.29%	3.32%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		28,510,244.43	8,832,450.58	4,234,504.65	41,577,199.66
	% Balance		2.94%	0.91%	0.44%	4.29%
	# Loans		59	19	8	86
	% # Loans		3.06%	0.99%	0.41%	4.46%

FORECLOSURE	Balance	0.00	0.00	0.00	1,661,441.16	1,661,441.16
	% Balance	0.00%	0.00%	0.00%	0.17%	0.17%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.10%	0.10%

BANKRUPTCY	Balance	1,394,144.51	378,430.46	0.00	0.00	1,772,574.97
	% Balance	0.14%	0.04%	0.00%	0.00%	0.18%
	# Loans	3	1	0	0	4
	% # Loans	0.16%	0.05%	0.00%	0.00%	0.21%

REO	Balance	0.00	0.00	0.00	669,542.12	669,542.12
	% Balance	0.00%	0.00%	0.00%	0.07%	0.07%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.05%	0.05%

TOTAL	Balance	1,394,144.51	28,888,674.89	8,832,450.58	6,565,487.93	45,680,757.91
	% Balance	0.14%	2.98%	0.91%	0.68%	4.71%
	# Loans	3	60	19	11	93
	% # Loans	0.16%	3.11%	0.99%	0.57%	4.82%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became REO Property this Period:
121784112 1	296,000.00	304,777.81	01-Jan-2006	7.613%	GA - 80.00%	360	01-Sep-2005
TOTAL	296,000.00	304,777.81
Became REO Property in a Prior Period:
121775582 2	650,000.00	669,542.12	01-Dec-2005	8.125%	VA - 78.79%	360	01-Aug-2005
TOTAL	650,000.00	669,542.12

TOTAL	946,000.00	974,319.93

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution
Foreclosure Report
Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
Became Foreclosure Property this Period:
121523429	1	79,000.00	79,941.29	01-Apr-2006	8.013%	PA - 69.91%	360	01-Aug-2005
121555840	2	704,000.00	727,789.92	01-May-2006	7.863%	NJ - 80.00%	360	01-Aug-2005
TOTAL		783,000.00	807,731.21
Became Foreclosure Property in a Prior Period:
121566173	1	272,000.00	281,133.89	01-Mar-2006	7.813%	FL - 80.00%	360	01-Aug-2005
121604301	1	180,000.00	185,133.71	01-Nov-2005	7.513%	FL - 80.00%	360	01-Sep-2005
121698556	2	910,000.00	933,651.24	01-Apr-2006	7.413%	NJ - 70.00%	360	01-Oct-2005
121773192	1	335,000.00	344,340.23	01-Sep-2006	7.613%	MA - 56.30%	360	01-Oct-2005
121783771	1	205,000.00	210,755.59	01-Mar-2006	7.613%	FL - 72.70%	360	01-Oct-2005
TOTAL		1,902,000.00	1,955,014.66

TOTAL		2,685,000.00	2,762,745.87

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	67	134	201
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	67	134	201
Curtailments Amount	(1,998,948.12)	(1,822,632.40)	(3,821,580.52)
Paid in Full Balance	35,676,747.32	33,793,081.75	69,469,829.07
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	33,677,799.20	31,970,449.35	65,648,248.55
Cumulative

Number of Paid in Full Loans	616	1,093	1,709
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	627	1,118	1,745
Paid in Full Balance	314,613,183.26	260,285,378.19	574,898,561.45
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(23,302,605.09)	(21,842,649.80)	(45,145,254.89)
Total Prepayment Amount	298,680,062.83	244,881,047.26	543,561,110.09

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	3.36%	3.44%	3.40%
3 Months Avg SMM	3.46%	3.23%	3.35%
12 Months Avg SMM	2.15%	1.93%	2.04%
Avg SMM Since Cut-off	2.05%	1.84%	1.95%

CPR	33.64%	34.27%	33.94%
3 Months Avg CPR	34.48%	32.59%	33.58%
12 Months Avg CPR	22.91%	20.84%	21.93%
Avg CPR Since Cut-off	21.97%	19.95%	21.01%

PSA	1,163.14%	1,203.16%	1,182.27%
3 Months Avg PSA Approximation	1,281.13%	1,230.00%	1,257.05%
12 Months Avg PSA Approximation	1,274.49%	1,189.13%	1,234.64%
Avg PSA Since Cut-off Approximation	1,293.49%	1,206.82%	1,253.05%

CPR by Groups

40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Nov-04
May-05
Nov-05
May-06
Group 1
Group 2

Total CPR

35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Nov-04
May-05
Nov-05
May-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Nov-04
May-05
Nov-05
May-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Nov-04
May-05
Nov-05
May-06

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

CPR Avg since Cut-Off by Groups

24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Nov-04
May-05
Nov-05
May-06
Group 1
Group 2

Total CPR Avg since Cut-Off

24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Nov-04
May-05
Nov-05
May-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Nov-04
May-05
Nov-05
May-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Nov-04
May-05
Nov-05
May-06

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidation Balance)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120709815 1		333,700.00	341,523.23	27-Sep-2006	7.463%	CA - 48.72%	Paid Off - 360	01-Feb-2005
121087135 1		97,520.00	98,253.40	03-Oct-2006	7.063%	NV - 80.00%	Paid Off - 360	01-Sep-2005
121088260 2		692,000.00	701,874.79	25-Sep-2006	6.863%	MN - 80.00%	Paid Off - 360	01-Aug-2005
121113707 1		300,844.00	304,968.28	30-Sep-2006	7.163%	NV - 80.00%	Paid Off - 360	01-Sep-2005
121167860 1		196,000.00	202,009.88	12-Oct-2006	7.713%	UT - 80.00%	Paid Off - 360	01-Jul-2005
121175272 1		320,000.00	316,198.27	22-Sep-2006	7.363%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121191518 1		227,200.00	233,478.21	29-Sep-2006	7.613%	CO - 80.00%	Paid Off - 360	01-Aug-2005
121254950 1		343,200.00	349,142.44	20-Sep-2006	7.813%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121257407 2		568,000.00	582,544.37	30-Sep-2006	7.250%	CA - 80.00%	Paid Off - 360	01-May-2005
121258180 1		295,000.00	303,947.23	05-Oct-2006	7.813%	HI - 63.44%	Paid Off - 360	01-Aug-2005
121291395 2		552,000.00	552,032.94	30-Sep-2006	7.063%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121300450 1		302,600.00	308,177.89	12-Oct-2006	7.713%	NJ - 85.00%	Paid Off - 360	01-Aug-2005
121307220 1		221,100.00	227,275.41	25-Sep-2006	7.913%	CA - 67.00%	Paid Off - 360	01-Aug-2005
121316575 1		133,000.00	133,770.98	30-Sep-2006	7.363%	GA - 94.33%	Paid Off - 360	01-Jul-2005
121320247 1		320,000.00	328,074.42	28-Sep-2006	7.363%	NY - 61.30%	Paid Off - 360	01-Aug-2005
121324288 2		950,000.00	970,759.82	02-Oct-2006	7.163%	CA - 63.33%	Paid Off - 360	01-Sep-2005
121337768 1		247,700.00	253,670.39	28-Sep-2006	7.263%	CA - 79.99%	Paid Off - 360	01-Aug-2005
121384958 1		296,000.00	294,368.45	30-Sep-2006	7.213%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121385852 2		480,000.00	491,880.39	30-Sep-2006	7.463%	MD - 78.69%	Paid Off - 360	01-Sep-2005
121409340 1		337,000.00	341,925.75	20-Sep-2006	7.613%	CA - 74.89%	Paid Off - 360	01-Jul-2005
121415359 1		526,500.00	535,338.38	02-Oct-2006	6.613%	HI - 80.00%	Paid Off - 360	01-Aug-2005
121421223 2		400,000.00	410,860.06	03-Oct-2006	7.713%	CA - 76.19%	Paid Off - 360	01-Aug-2005
121422024 1		331,500.00	341,009.33	02-Oct-2006	7.813%	MD - 79.88%	Paid Off - 360	01-Sep-2005
121430754 1		190,400.00	194,688.18	30-Sep-2006	7.313%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121431010 1		172,500.00	177,242.91	02-Oct-2006	7.563%	NJ - 75.00%	Paid Off - 360	01-Aug-2005
121435618 2		387,000.00	396,153.50	04-Oct-2006	7.263%	CA - 77.40%	Paid Off - 360	01-Aug-2005
121436980 1		225,000.00	224,894.15	28-Sep-2006	7.913%	CA - 60.24%	Paid Off - 360	01-Aug-2005
121440506 2		650,000.00	649,638.08	22-Sep-2006	7.513%	CA - 75.94%	Paid Off - 360	01-Aug-2005
121449074 2		530,000.00	543,073.96	25-Sep-2006	7.313%	CA - 74.65%	Paid Off - 360	01-Aug-2005
121449610 1		256,000.00	256,261.96	19-Sep-2006	8.113%	ME - 80.00%	Paid Off - 360	01-Aug-2005
121454480 1		280,000.00	284,384.82	02-Oct-2006	7.113%	CA - 62.92%	Paid Off - 360	01-Jul-2005
121454721 2		650,000.00	665,675.27	02-Oct-2006	7.363%	CA - 75.15%	Paid Off - 360	01-Aug-2005
121455390 2		465,000.00	473,955.31	29-Sep-2006	6.913%	CA - 68.89%	Paid Off - 360	01-Sep-2005
121460156 2		464,000.00	461,444.76	25-Sep-2006	7.513%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121469998 1		120,000.00	114,888.58	11-Oct-2006	6.713%	CA - 57.14%	Paid Off - 360	01-Aug-2005
121470427 1		283,200.00	289,173.35	13-Oct-2006	7.813%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121472466 1		156,000.00	158,190.04	02-Oct-2006	7.513%	UT - 80.00%	Paid Off - 360	01-Aug-2005
121475091 1		70,000.00	69,201.05	25-Sep-2006	6.488%	NJ - 18.67%	Paid Off - 360	01-Oct-2005
121475235 1		359,650.00	369,640.98	25-Sep-2006	7.563%	CA - 79.92%	Paid Off - 360	01-Jul-2005
121475248 2		490,000.00	492,126.16	20-Sep-2006	7.313%	CA - 75.39%	Paid Off - 360	01-Jul-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121477991 1		304,000.00	312,358.63	30-Sep-2006	7.563%	NY - 77.95%	Paid Off - 360	01-Aug-2005
121478505 2		500,000.00	512,094.69	09-Oct-2006	7.363%	CA - 74.07%	Paid Off - 360	01-Aug-2005
121479073 1		220,000.00	216,938.39	05-Oct-2006	7.613%	RI - 78.57%	Paid Off - 360	01-Aug-2005
121481176 2		624,000.00	633,935.76	29-Sep-2006	7.063%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121485210 2		408,000.00	418,686.15	19-Sep-2006	7.463%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121490085 1		248,000.00	253,837.58	30-Sep-2006	7.213%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121493407 1		315,000.00	320,865.59	28-Sep-2006	7.213%	CA - 57.27%	Paid Off - 360	01-Aug-2005
121495848 2		392,000.00	403,000.09	02-Oct-2006	7.613%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121498320 1		231,000.00	231,052.98	22-Sep-2006	7.813%	HI - 73.33%	Paid Off - 360	01-Aug-2005
121500421 2		650,000.00	664,724.04	28-Sep-2006	7.363%	CA - 79.33%	Paid Off - 360	01-Oct-2005
121504367 2		373,200.00	383,249.97	18-Sep-2006	7.513%	VA - 60.00%	Paid Off - 360	01-Aug-2005
121505314 2		489,600.00	490,546.21	05-Oct-2006	7.713%	MA - 80.00%	Paid Off - 360	01-Oct-2005
121507111 1		244,000.00	251,360.58	02-Oct-2006	7.813%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121507189 1		358,400.00	357,032.94	30-Sep-2006	7.213%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121512372 1		260,000.00	257,421.20	02-Oct-2006	7.563%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121521859 1		237,500.00	235,694.44	19-Sep-2006	7.613%	AZ - 76.61%	Paid Off - 360	01-Aug-2005
121523862 1		143,000.00	144,730.53	21-Sep-2006	7.613%	CA - 42.69%	Paid Off - 360	01-Sep-2005
121524503 1	FCL	212,000.00	217,913.28	02-Oct-2006	7.613%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121524932 1		280,000.00	281,134.00	09-Oct-2006	7.363%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121525340 1		200,000.00	205,841.64	22-Sep-2006	7.863%	FL - 68.26%	Paid Off - 360	01-Sep-2005
121528110 1		240,000.00	246,327.15	30-Sep-2006	7.463%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121531980 1		315,000.00	318,325.96	05-Oct-2006	7.663%	CA - 72.41%	Paid Off - 360	01-Sep-2005
121532328 2		516,000.00	512,178.40	05-Oct-2006	7.513%	MA - 62.02%	Paid Off - 360	01-Aug-2005
121534861 1		400,000.00	411,451.24	02-Oct-2006	7.663%	NY - 72.73%	Paid Off - 360	01-Aug-2005
121535956 2		381,000.00	390,520.00	26-Sep-2006	7.863%	CA - 79.71%	Paid Off - 360	01-Aug-2005
121538667 1		150,000.00	153,842.89	19-Sep-2006	7.863%	CA - 68.18%	Paid Off - 360	01-Aug-2005
121539161 1		308,000.00	309,698.98	30-Sep-2006	7.163%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121541448 2		367,500.00	376,127.52	18-Sep-2006	7.313%	CA - 59.95%	Paid Off - 360	01-Sep-2005
121544678 2		617,600.00	633,183.69	20-Sep-2006	7.363%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121544810 1		288,000.00	287,307.45	06-Oct-2006	7.213%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121550040 2		608,000.00	623,222.33	12-Oct-2006	7.463%	CA - 69.90%	Paid Off - 360	01-Sep-2005
121553281 1		225,600.00	227,184.96	13-Oct-2006	7.163%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121555911 1		216,000.00	216,248.31	30-Sep-2006	7.113%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121556235 2		439,500.00	450,511.02	22-Sep-2006	7.563%	VT - 75.00%	Paid Off - 360	01-Aug-2005
121558503 1		284,000.00	285,668.16	05-Oct-2006	7.663%	IL - 66.67%	Paid Off - 360	01-Aug-2005
121560916 1		109,300.00	111,306.66	30-Sep-2006	7.463%	NM - 84.73%	Paid Off - 360	01-Aug-2005
121560985 2		384,000.00	390,370.89	22-Sep-2006	7.613%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121570368 1		119,500.00	122,717.54	25-Sep-2006	7.513%	FL - 56.91%	Paid Off - 360	01-Aug-2005
121570472 2		510,000.00	523,826.25	28-Sep-2006	7.663%	NJ - 75.00%	Paid Off - 360	01-Sep-2005
121571897 1		135,000.00	133,919.89	20-Sep-2006	6.963%	FL - 38.03%	Paid Off - 360	01-Jul-2005
121572261 1		238,000.00	237,722.95	05-Oct-2006	8.013%	NJ - 83.51%	Paid Off - 360	01-Sep-2005
121578175 2		360,000.00	358,357.32	28-Sep-2006	7.463%	CA - 75.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121581899 2		460,000.00	468,509.32	20-Sep-2006	7.413%	CA - 79.31%	Paid Off - 360	01-Aug-2005
121582727 1		221,250.00	218,190.46	03-Oct-2006	7.913%	AZ - 75.00%	Paid Off - 360	01-Sep-2005
121583040 1		310,000.00	317,015.03	22-Sep-2006	7.313%	NY - 56.88%	Paid Off - 360	01-Sep-2005
121583511 1		299,256.00	307,124.59	26-Sep-2006	7.463%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121584094 1		167,000.00	170,794.11	05-Oct-2006	8.013%	CA - 49.85%	Paid Off - 360	01-Aug-2005
121586810 2		696,500.00	699,945.83	03-Oct-2006	7.113%	CT - 70.00%	Paid Off - 360	01-Sep-2005
121586934 1		140,000.00	144,246.03	18-Sep-2006	7.813%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121587114 1		268,000.00	273,929.72	05-Oct-2006	7.263%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121589660 1		215,000.00	215,335.33	21-Sep-2006	7.363%	CA - 49.43%	Paid Off - 360	01-Aug-2005
121591514 1		272,250.00	276,473.01	18-Sep-2006	7.613%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121596122 2		429,000.00	416,725.66	22-Sep-2006	7.513%	CA - 75.93%	Paid Off - 360	01-Aug-2005
121596325 1		321,800.00	322,004.04	19-Sep-2006	7.463%	NY - 71.51%	Paid Off - 360	01-Sep-2005
121601695 1		200,000.00	205,148.08	03-Oct-2006	7.813%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121602753 1		260,000.00	267,885.79	12-Oct-2006	7.813%	CA - 79.51%	Paid Off - 360	01-Aug-2005
121603785 1		292,000.00	295,668.13	30-Sep-2006	7.413%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121607797 1		224,000.00	230,425.69	26-Sep-2006	7.813%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121609046 1		300,000.00	307,875.21	05-Oct-2006	7.913%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121619594 1		209,000.00	212,878.33	19-Sep-2006	7.813%	NJ - 84.44%	Paid Off - 360	01-Oct-2005
121620561 1		136,500.00	139,562.66	03-Oct-2006	7.213%	IL - 70.00%	Paid Off - 360	01-Sep-2005
121624290 1		247,500.00	252,070.17	30-Sep-2006	7.463%	CA - 90.00%	Paid Off - 360	01-Sep-2005
121627307 2		592,000.00	607,439.71	29-Sep-2006	7.438%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121627333 2		620,000.00	619,923.54	30-Sep-2006	7.088%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121627685 2		360,000.00	368,073.67	18-Sep-2006	7.213%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121630127 1		320,000.00	326,007.45	22-Sep-2006	7.713%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121630532 1		281,700.00	286,862.85	30-Sep-2006	7.313%	NV - 90.00%	Paid Off - 360	01-Aug-2005
121631201 1		138,000.00	139,757.47	11-Oct-2006	7.213%	RI - 78.86%	Paid Off - 360	01-Oct-2005
121634215 2		692,000.00	706,953.73	26-Sep-2006	7.413%	CA - 79.09%	Paid Off - 360	01-Sep-2005
121636528 1		53,409.00	53,922.33	02-Oct-2006	7.738%	CA - 17.23%	Paid Off - 360	01-Sep-2005
121638262 1		256,000.00	262,529.73	02-Oct-2006	7.663%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121638873 2		379,000.00	384,425.08	04-Oct-2006	7.713%	CA - 60.74%	Paid Off - 360	01-Sep-2005
121639554 1		289,822.00	298,083.89	02-Oct-2006	7.625%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121640133 1		189,600.00	193,177.24	27-Sep-2006	7.813%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121642861 1		289,280.00	289,919.37	21-Sep-2006	7.713%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121642957 2		525,000.00	517,543.43	25-Sep-2006	7.363%	NJ - 79.55%	Paid Off - 360	01-Sep-2005
121644050 1		355,000.00	362,494.19	19-Sep-2006	7.363%	CA - 47.97%	Paid Off - 360	01-Sep-2005
121645784 2		396,000.00	400,615.94	29-Sep-2006	7.563%	CA - 71.74%	Paid Off - 360	01-Aug-2005
121649089 1		250,000.00	252,133.65	05-Oct-2006	7.813%	NJ - 70.03%	Paid Off - 360	01-Sep-2005
121664837 2		403,073.00	400,391.78	02-Oct-2006	7.513%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121667303 1		240,000.00	241,422.19	30-Sep-2006	6.963%	AZ - 59.26%	Paid Off - 360	01-Oct-2005
121668040 2		500,000.00	512,615.28	29-Sep-2006	7.513%	CA - 75.76%	Paid Off - 360	01-Sep-2005
121670575 2		738,500.00	739,655.30	06-Oct-2006	7.213%	DC - 70.00%	Paid Off - 360	01-Sep-2005
121671211 1		125,000.00	127,972.40	18-Sep-2006	8.013%	CA - 56.82%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121672452 1		239,950.00	245,150.59	13-Oct-2006	7.613%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121674645 1		144,500.00	144,123.80	21-Sep-2006	7.713%	MI - 80.73%	Paid Off - 360	01-Oct-2005
121677023 1		292,500.00	291,558.04	11-Oct-2006	7.463%	FL - 75.00%	Paid Off - 360	01-Oct-2005
121678797 2		1,495,000.00	1,455,625.32	26-Sep-2006	7.213%	CA - 65.00%	Paid Off - 360	01-Oct-2005
121678850 1		236,800.00	243,923.03	03-Oct-2006	7.963%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121680844 1		260,000.00	266,915.85	04-Oct-2006	7.613%	NJ - 63.42%	Paid Off - 360	01-Sep-2005
121681953 1		200,000.00	205,319.85	11-Oct-2006	7.613%	CA - 46.51%	Paid Off - 360	01-Sep-2005
121682264 1		315,128.00	315,208.27	05-Oct-2006	7.463%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121685586 2		420,000.00	429,860.06	22-Sep-2006	7.313%	CA - 73.70%	Paid Off - 360	01-Sep-2005
121685975 1		117,000.00	117,893.41	27-Sep-2006	7.713%	FL - 65.00%	Paid Off - 360	01-Sep-2005
121690969 1		345,000.00	355,176.84	11-Oct-2006	7.913%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121696425 1		316,992.00	324,993.40	19-Sep-2006	7.375%	MN - 80.00%	Paid Off - 360	01-Aug-2005
121696443 2		427,000.00	437,950.62	30-Sep-2006	7.500%	NV - 70.00%	Paid Off - 360	01-Aug-2005
121696822 1		123,700.00	126,970.30	02-Oct-2006	7.613%	TX - 64.76%	Paid Off - 360	01-Sep-2005
121696827 1		188,000.00	186,947.56	25-Sep-2006	7.613%	TN - 72.03%	Paid Off - 360	01-Sep-2005
121697481 1		508,000.00	510,027.87	11-Oct-2006	8.000%	HI - 80.00%	Paid Off - 360	01-Aug-2005
121701301 1		198,000.00	203,538.00	10-Oct-2006	7.500%	CA - 69.97%	Paid Off - 360	01-Jul-2005
121705247 1		304,000.00	311,398.74	02-Oct-2006	7.613%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121711670 1		354,000.00	363,416.18	02-Oct-2006	7.613%	CA - 45.68%	Paid Off - 360	01-Sep-2005
121713230 2		624,000.00	635,148.51	18-Sep-2006	7.163%	MS - 80.00%	Paid Off - 360	01-Oct-2005
121717706 1		304,000.00	309,549.74	30-Sep-2006	8.125%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121717877 1		225,000.00	229,926.66	21-Sep-2006	7.613%	CA - 50.00%	Paid Off - 360	01-Sep-2005
121723680 1		112,000.00	113,650.54	22-Sep-2006	7.875%	CA - 35.00%	Paid Off - 360	01-Sep-2005
121723683 2		520,000.00	522,017.56	05-Oct-2006	7.625%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121723693 2		585,600.00	598,497.18	29-Sep-2006	7.375%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121723697 2		440,000.00	451,340.34	19-Sep-2006	7.500%	CA - 53.00%	Paid Off - 360	01-Sep-2005
121723709 1		191,200.00	191,356.23	26-Sep-2006	7.500%	OR - 80.00%	Paid Off - 360	01-Sep-2005
121753188 1		140,000.00	143,505.08	25-Sep-2006	7.463%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121755686 1		258,200.00	259,890.68	10-Oct-2006	7.713%	MI - 75.94%	Paid Off - 360	01-Oct-2005
121757063 1		206,000.00	211,479.43	05-Oct-2006	7.613%	CA - 51.50%	Paid Off - 360	01-Sep-2005
121757997 1		344,000.00	345,167.74	13-Oct-2006	8.288%	CA - 79.08%	Paid Off - 360	01-Oct-2005
121758247 2		499,200.00	510,374.72	18-Sep-2006	7.213%	NV - 80.00%	Paid Off - 360	01-Sep-2005
121761153 1		122,500.00	124,350.07	26-Sep-2006	7.463%	KS - 76.56%	Paid Off - 360	01-Sep-2005
121761790 2		564,000.00	563,442.79	06-Oct-2006	6.463%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121762024 1		188,000.00	186,211.36	04-Oct-2006	7.413%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121763522 1		268,000.00	274,849.44	20-Sep-2006	7.513%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121776758 1		345,000.00	341,890.00	30-Sep-2006	7.375%	NV - 70.41%	Paid Off - 360	01-Aug-2005
121777376 1		252,000.00	257,938.19	19-Sep-2006	7.813%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121778193 2		545,000.00	551,911.27	27-Sep-2006	7.563%	CA - 70.32%	Paid Off - 360	01-Sep-2005
121778879 1		235,000.00	240,613.89	03-Oct-2006	7.513%	CA - 77.05%	Paid Off - 360	01-Oct-2005
121780391 1		187,000.00	188,103.04	10-Oct-2006	7.500%	CA - 53.43%	Paid Off - 360	01-Aug-2005
121781282 1		280,000.00	278,608.23	10-Oct-2006	7.613%	CA - 70.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121785100	1		280,000.00	287,303.09	06-Oct-2006	7.913%	CA - 74.67%	Paid Off - 360	01-Oct-2005
121786302	2		607,200.00	607,102.27	25-Sep-2006	6.963%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121793646	1		356,000.00	362,963.15	04-Oct-2006	7.713%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121795333	2		400,000.00	409,117.84	11-Oct-2006	7.413%	CA - 78.43%	Paid Off - 360	01-Oct-2005
121802316	1		190,000.00	189,986.10	03-Oct-2006	7.063%	MA - 49.22%	Paid Off - 360	01-Oct-2005
121803245	1		358,000.00	366,763.83	11-Oct-2006	7.813%	CA - 74.58%	Paid Off - 360	01-Sep-2005
121806066	1		300,800.00	307,279.67	26-Sep-2006	7.613%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121806694	1		173,500.00	173,266.32	10-Oct-2006	7.613%	MD - 75.76%	Paid Off - 360	01-Oct-2005
121809003	1		177,500.00	176,458.50	13-Oct-2006	7.513%	FL - 44.38%	Paid Off - 360	01-Oct-2005
121809552	2		528,000.00	536,705.98	25-Sep-2006	8.263%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121809561	1		308,000.00	315,701.17	30-Sep-2006	7.588%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121809925	1		310,000.00	317,464.44	04-Oct-2006	7.513%	CA - 77.11%	Paid Off - 360	01-Oct-2005
121811226	2		492,000.00	501,998.29	29-Sep-2006	7.613%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121821946	2		384,000.00	383,102.31	29-Sep-2006	7.713%	NY - 80.00%	Paid Off - 360	01-Oct-2005
121824876	1		105,865.00	104,553.87	21-Sep-2006	7.613%	FL - 51.64%	Paid Off - 360	01-Oct-2005
121828434	1		340,000.00	348,512.56	27-Sep-2006	7.463%	CA - 73.12%	Paid Off - 360	01-Sep-2005
121828463	1		352,000.00	360,263.70	25-Sep-2006	7.313%	CA - 72.58%	Paid Off - 360	01-Sep-2005
121829600	1		188,000.00	192,840.39	05-Oct-2006	7.500%	CA - 78.33%	Paid Off - 360	01-Sep-2005
121829604	1		200,000.00	204,656.27	02-Oct-2006	7.250%	NV - 80.00%	Paid Off - 360	01-Sep-2005
121829710	2		410,000.00	406,355.54	26-Sep-2006	7.713%	NJ - 64.87%	Paid Off - 360	01-Oct-2005
121830704	1		303,000.00	304,228.63	20-Sep-2006	7.750%	CA - 63.79%	Paid Off - 360	01-Sep-2005
121830718	1		324,000.00	332,601.37	20-Sep-2006	7.875%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121830729	2		704,250.00	721,253.27	05-Oct-2006	7.500%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121830730	2		480,000.00	493,627.62	25-Sep-2006	8.000%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121830752	2		615,000.00	628,315.99	03-Oct-2006	7.500%	CA - 76.88%	Paid Off - 360	01-Sep-2005
121831669	2		465,000.00	475,125.30	29-Sep-2006	7.875%	CA - 74.40%	Paid Off - 360	01-Aug-2005
121833299	1		335,800.00	336,830.01	25-Sep-2006	7.413%	CA - 68.53%	Paid Off - 360	01-Oct-2005
121835560	2		375,000.00	379,446.48	03-Oct-2006	7.963%	MD - 75.00%	Paid Off - 360	01-Oct-2005
121836543	2		605,500.00	620,847.73	04-Oct-2006	7.750%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121838206	1		205,000.00	210,131.29	11-Oct-2006	7.613%	CA - 33.33%	Paid Off - 360	01-Oct-2005
121846460	2		453,750.00	464,891.61	10-Oct-2006	7.563%	NY - 75.00%	Paid Off - 360	01-Oct-2005
121861860	2		359,900.00	363,765.88	22-Sep-2006	7.163%	CA - 79.98%	Paid Off - 360	01-Oct-2005
121862409	1		172,500.00	173,521.16	12-Oct-2006	7.500%	AZ - 75.00%	Paid Off - 360	01-Sep-2005
121862415	1		415,000.00	427,593.16	27-Sep-2006	7.750%	CA - 75.46%	Paid Off - 360	01-Aug-2005
121927426	2		520,000.00	529,550.83	03-Oct-2006	7.263%	NM - 68.87%	Paid Off - 360	01-Oct-2005

TOTAL			68,499,589.00	69,469,829.07

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
		Group 2	Group 1	Total
Current
Number of Loans Liquidated		0	0	0
Collateral Principal Realized Loss/(Gain) Amount		0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	0.00	0.00
Cumulative
Number of Loans Liquidated		0	0	0
Collateral Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Nov-04
May-05
Nov-05
May-06
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Nov-04
May-05
Nov-05
May-06

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Nov-04
May-05
Nov-05
May-06
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Nov-04
May-05
Nov-05
May-06

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Weighted Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2006 Distribution

Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached			No
Has Sr. Prepay Stepdown Condition Occurred			No
Has Sr. Credit Supp. Depletion Date Occured			No

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	89.636218%	89.924192%	89.774825%
Next Senior Percentage	89.275970%	89.565615%	89.415324%
Current Subordinate Percentage	10.363782%	10.075808%	10.225175%
Next Subordinate Percentage	10.724030%	10.434385%	10.584676%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Next Pass	Interest	NET WAC
	Through	Carryfrwd	Shortfall
CLASS	Rate	UnPaid	Paid
1-A-1	0.00000%	$0.00	$0.00
1-A-2	0.00000%	$0.00	$0.00
1-A-3A	0.00000%	$0.00	$0.00
1-A-3B	0.00000%	$0.00	$0.00
2-A-1A	0.00000%	$0.00	$0.00
2-A-1B	0.00000%	$0.00	$0.00
2-A-2A	0.00000%	$0.00	$0.00
2-A-2B	0.00000%	$0.00	$0.00
2-A-2C	0.00000%	$0.00	$0.00
2-A-3A	0.00000%	$0.00	$0.00
2-A-3B	0.00000%	$0.00	$0.00
1-X	0.00000%	$0.00	$0.00
2-X	0.00000%	$0.00	$0.00
A-R	0.00000%	$0.00	$0.00
B-1	0.00000%	$0.00	$0.00
B-2	0.00000%	$0.00	$0.00
B-3	0.00000%	$0.00	$0.00
B-4	0.00000%	$0.00	$0.00
B-5	0.00000%	$0.00	$0.00
B-6	0.00000%	$0.00	$0.00
B-7	0.00000%	$0.00	$0.00
B-8	0.00000%	$0.00	$0.00
B-9	0.00000%	$0.00	$0.00
B-10	0.00000%	$0.00	$0.00
B-11	0.00000%	$0.00	$0.00
B-X	0.00000%	$0.00	$0.00
P-1	0.00000%	$0.00	$0.00
P-2	0.00000%	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 1 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 2 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 3 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 4 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 5 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 6 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 7 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 8 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 9 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 10 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08
Current Scheduled Payments 11 Month Prior	6,178,624.24	5,737,674.49	11,916,298.73

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		19
		9. Prepayment Detail Report		22
		10. Realized Loss Report		29
		11. Realized Loss Detail Report		32
		12. Triggers and Adj. Cert. Report		33
		13. Additional Certificate Report		34
		14. Other Related Information		35

		Total Number of Pages		35

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	November 27, 2006	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	October 31, 2006	Factor Information:		(800) 735-7777
	November 24, 2006	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	482,767,413.39	2,491,482.16	27,045,482.01	29,536,964.17	0.00	0.00	455,721,931.38
1-A-2	FLT		$262,356,000.00	201,153,216.68	1,130,313.45	11,268,958.00	12,399,271.45	0.00	0.00	189,884,258.68
1-A-3A	FLT		$77,413,000.00	59,353,984.53	313,389.04	3,325,114.90	3,638,503.94	0.00	0.00	56,028,869.63
1-A-3B	FLT		$80,000,000.00	61,337,485.49	318,239.32	3,436,234.13	3,754,473.45	0.00	0.00	57,901,251.36
2-A-1A	FLT		$398,032,000.00	295,930,187.16	1,527,246.37	14,507,151.76	16,034,398.13	0.00	0.00	281,423,035.40
2-A-1B	FLT		$300,000,000.00	223,045,021.87	1,247,193.41	10,934,159.88	12,181,353.29	0.00	0.00	212,110,861.99
2-A-2A	FLT		$50,000,000.00	37,174,170.31	194,235.04	1,822,359.98	2,016,595.02	0.00	0.00	35,351,810.33
2-A-2B	FLT		$65,846,000.00	48,955,408.36	247,388.00	2,399,902.31	2,647,290.31	0.00	0.00	46,555,506.05
2-A-2C	FLT		$175,000,000.00	130,109,596.07	707,254.08	6,378,259.93	7,085,514.01	0.00	0.00	123,731,336.14
2-A-3A	FLT		$84,508,000.00	62,830,295.68	331,743.96	3,080,079.94	3,411,823.90	0.00	0.00	59,750,215.74
2-A-3B	FLT		$90,000,000.00	66,913,506.60	347,169.58	3,280,247.97	3,627,417.55	0.00	0.00	63,633,258.63
1-X	CSTR		$0.00	0.00	659,905.59	0.00	659,905.59	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	567,221.63	0.00	567,221.63	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,119,133.97	65,544.32	18.89	65,563.21	0.00	0.00	12,119,115.08
B-2	SUB		$49,300,000.00	48,969,207.78	267,086.22	76.32	267,162.54	0.00	0.00	48,969,131.46
B-3	SUB		$33,764,000.00	33,537,450.93	190,604.51	52.27	190,656.78	0.00	0.00	33,537,398.66
B-4	SUB		$14,470,000.00	14,372,909.47	82,476.55	22.40	82,498.95	0.00	0.00	14,372,887.07
B-5	SUB		$13,264,000.00	13,175,001.45	77,293.34	20.53	77,313.87	0.00	0.00	13,174,980.92
B-6	SUB		$10,853,000.00	10,780,178.75	64,923.63	16.80	64,940.43	0.00	0.00	10,780,161.95
B-7	SUB		$9,647,000.00	9,582,270.73	57,709.23	14.93	57,724.16	0.00	0.00	9,582,255.80
B-8	SUB		$7,235,000.00	7,186,454.72	43,280.42	11.20	43,291.62	0.00	0.00	7,186,443.52
B-9	SUB		$16,882,000.00	16,768,725.47	100,989.65	26.13	101,015.78	0.00	0.00	16,768,699.34
B-10	SUB		$18,088,000.00	17,966,633.49	108,204.05	28.00	108,232.05	0.00	0.00	17,966,605.49
B-11	SUB		$13,269,015.79	13,179,983.56	79,376.45	20.54	79,396.99	0.00	0.00	13,179,963.02
B-X	CSTR		$0.00	0.00	57,272.07	0.00	57,272.07	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	824,710.86	0.00	824,710.86	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	455,512.35	0.00	455,512.35	0.00	0.00	100.00

Total			2,411,782,315.79	1,867,208,436.46	12,557,765.28	87,478,258.82	100,036,024.10	0.00	0.00	1,779,730,177.64

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	10/25/06	11/26/06	A-Act/360	45660LVZ9	629,654,000.00	766.718568	3.956907	42.952927	46.909833	723.765642
1-A-2	10/25/06	11/26/06	A-Act/360	45660LWA3	262,356,000.00	766.718568	4.308319	42.952927	47.261246	723.765642
1-A-3A	10/25/06	11/26/06	A-Act/360	45660LWB1	77,413,000.00	766.718568	4.048274	42.952927	47.001201	723.765642
1-A-3B	10/25/06	11/26/06	A-Act/360	45660LWC9	80,000,000.00	766.718569	3.977992	42.952927	46.930918	723.765642
2-A-1A	10/25/06	11/26/06	A-Act/360	45660LWD7	398,032,000.00	743.483406	3.836994	36.447200	40.284194	707.036207
2-A-1B	10/25/06	11/26/06	A-Act/360	45660LWE5	300,000,000.00	743.483406	4.157311	36.447200	40.604511	707.036207
2-A-2A	10/25/06	11/26/06	A-Act/360	45660LWV7	50,000,000.00	743.483406	3.884701	36.447200	40.331900	707.036207
2-A-2B	10/01/06	10/30/06	A-30/360	45660LWW5	65,846,000.00	743.483406	3.757070	36.447200	40.204269	707.036206
2-A-2C	10/25/06	11/26/06	A-Act/360	45660LWF2	175,000,000.00	743.483406	4.041452	36.447200	40.488651	707.036207
2-A-3A	10/25/06	11/26/06	A-Act/360	45660LWG0	84,508,000.00	743.483406	3.925592	36.447200	40.372792	707.036207
2-A-3B	10/25/06	11/26/06	A-Act/360	45660LWH8	90,000,000.00	743.483407	3.857440	36.447200	40.304639	707.036207
1-X	10/01/06	10/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.628827	0.000000	0.628827	0.000000
2-X	10/01/06	10/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.487561	0.000000	0.487561	0.000000
A-R	10/01/06	10/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	10/25/06	11/26/06	A-Act/360	45660LWJ4	12,201,000.00	993.290220	5.372045	0.001548	5.373593	993.288671
B-2	10/25/06	11/26/06	A-Act/360	45660LWK1	49,300,000.00	993.290219	5.417570	0.001548	5.419118	993.288671
B-3	10/25/06	11/26/06	A-Act/360	45660LWL9	33,764,000.00	993.290218	5.645199	0.001548	5.646747	993.288670
B-4	10/25/06	11/26/06	A-Act/360	45660LWM7	14,470,000.00	993.290219	5.699831	0.001548	5.701379	993.288671
B-5	10/25/06	11/26/06	A-Act/360	45660LWN5	13,264,000.00	993.290218	5.827302	0.001548	5.828850	993.288670
B-6	10/25/06	11/26/06	A-Act/360	45660LWP0	10,853,000.00	993.290219	5.982091	0.001548	5.983639	993.288671
B-7	10/25/06	11/26/06	A-Act/360	45660LWQ8	9,647,000.00	993.290218	5.982091	0.001548	5.983638	993.288670
B-8	10/25/06	11/26/06	A-Act/360	45660LWR6	7,235,000.00	993.290217	5.982090	0.001548	5.983638	993.288669
B-9	10/25/06	11/26/06	A-Act/360	45660LWX3	16,882,000.00	993.290219	5.982090	0.001548	5.983638	993.288671
B-10	10/25/06	11/26/06	A-Act/360	45660LWY1	18,088,000.00	993.290219	5.982090	0.001548	5.983638	993.288671
B-11	10/25/06	11/26/06	A-Act/360	45660LWZ8	13,269,015.79	993.290216	5.982090	0.001548	5.983638	993.288668
B-X	10/01/06	10/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.287838	0.000000	0.287838	0.000000
P-1	10/25/06	11/24/06	A-30/360	45660LYU7	100.00	1,000.000000	8,247,108.600000	0.000000	8,247,108.600000	1,000.000000
P-2	10/25/06	11/24/06	A-30/360	45660LYV5	100.00	1,000.000000	4,555,123.500000	0.000000	4,555,123.500000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	35,787,145.00	170,110,900.47	3,821,168.15	173,932,068.62	209,719,213.62	0.00	0.00	455,721,931.38
1-A-2	262,356,000.00	16,399,681.72	70,879,586.91	1,592,154.41	72,471,741.32	88,871,423.04	0.00	0.00	189,884,258.68
1-A-3A	77,413,000.00	4,514,045.16	20,914,335.71	469,794.66	21,384,130.37	25,898,175.53	0.00	0.00	56,028,869.63
1-A-3B	80,000,000.00	4,574,127.25	21,613,254.30	485,494.34	22,098,748.64	26,672,875.89	0.00	0.00	57,901,251.36
2-A-1A	398,032,000.00	22,296,347.70	114,173,169.33	2,435,795.27	116,608,964.60	138,905,312.30	0.00	0.00	281,423,035.40
2-A-1B	300,000,000.00	18,383,334.56	86,053,259.03	1,835,878.98	87,889,138.01	106,272,472.57	0.00	0.00	212,110,861.99
2-A-2A	50,000,000.00	2,840,003.51	14,342,209.84	305,979.83	14,648,189.67	17,488,193.18	0.00	0.00	35,351,810.33
2-A-2B	65,846,000.00	3,563,449.96	18,887,542.99	402,950.96	19,290,493.95	22,853,943.91	0.00	0.00	46,555,506.05
2-A-2C	175,000,000.00	10,390,582.00	50,197,734.45	1,070,929.41	51,268,663.86	61,659,245.86	0.00	0.00	123,731,336.14
2-A-3A	84,508,000.00	4,856,820.67	24,240,629.39	517,154.87	24,757,784.26	29,614,604.93	0.00	0.00	59,750,215.74
2-A-3B	90,000,000.00	5,071,706.90	25,815,977.66	550,763.69	26,366,741.37	31,438,448.27	0.00	0.00	63,633,258.63
1-X	0.00	11,447,674.05	0.00	0.00	0.00	11,447,674.05	0.00	0.00	0.00
2-X	0.00	10,175,082.89	0.00	0.00	0.00	10,175,082.89	0.00	0.00	0.00
A-R	100.00	138,549.42	82.31	17.69	100.00	138,649.42	0.00	0.00	0.00
B-1	12,201,000.00	801,679.56	0.00	81,884.92	81,884.92	883,564.48	0.00	0.00	12,119,115.08
B-2	49,300,000.00	3,269,759.70	0.00	330,868.54	330,868.54	3,600,628.24	0.00	0.00	48,969,131.46
B-3	33,764,000.00	2,343,630.02	0.00	226,601.34	226,601.34	2,570,231.36	0.00	0.00	33,537,398.66
B-4	14,470,000.00	1,015,118.33	0.00	97,112.93	97,112.93	1,112,231.26	0.00	0.00	14,372,887.07
B-5	13,264,000.00	953,453.35	0.00	89,019.08	89,019.08	1,042,472.43	0.00	0.00	13,174,980.92
B-6	10,853,000.00	802,936.24	0.00	72,838.05	72,838.05	875,774.29	0.00	0.00	10,780,161.95
B-7	9,647,000.00	704,993.90	0.00	64,744.20	64,744.20	769,738.10	0.00	0.00	9,582,255.80
B-8	7,235,000.00	516,168.92	0.00	48,556.48	48,556.48	564,725.40	0.00	0.00	7,186,443.52
B-9	16,882,000.00	1,204,417.96	0.00	113,300.66	113,300.66	1,317,718.62	0.00	0.00	16,768,699.34
B-10	18,088,000.00	1,290,458.01	0.00	121,394.51	121,394.51	1,411,852.52	0.00	0.00	17,966,605.49
B-11	13,269,015.79	946,655.66	0.00	89,052.65	89,052.65	1,035,708.31	0.00	0.00	13,179,963.02
B-X	0.00	1,101,933.85	0.00	0.00	0.00	1,101,933.85	0.00	0.00	0.00
P-1	100.00	5,447,617.40	0.00	0.00	0.00	5,447,617.40	0.00	0.00	100.00
P-2	100.00	3,701,866.65	0.00	0.00	0.00	3,701,866.65	0.00	0.00	100.00

Total	2,411,782,315.79	174,539,240.34	617,228,682.39	14,823,455.62	632,052,138.03	806,591,378.37	0.00	0.00	1,779,730,177.64

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63000%	482,767,413.39	2,491,482.16	0.00	0.00	0.00	2,491,482.16	2,491,482.16	0.00
1-A-2	6.13000%	201,153,216.68	1,130,313.45	0.00	0.00	0.00	1,130,313.45	1,130,313.45	0.00
1-A-3A	5.76000%	59,353,984.53	313,389.04	0.00	0.00	0.00	313,389.04	313,389.04	0.00
1-A-3B	5.66000%	61,337,485.49	318,239.32	0.00	0.00	0.00	318,239.32	318,239.32	0.00
2-A-1A	5.63000%	295,930,187.16	1,527,246.37	0.00	0.00	0.00	1,527,246.37	1,527,246.37	0.00
2-A-1B	6.10000%	223,045,021.87	1,247,193.41	0.00	0.00	0.00	1,247,193.41	1,247,193.41	0.00
2-A-2A	5.70000%	37,174,170.31	194,235.04	0.00	0.00	0.00	194,235.04	194,235.04	0.00
2-A-2B	6.06400%	48,955,408.36	247,388.00	0.00	0.00	0.00	247,388.00	247,388.00	0.00
2-A-2C	5.93000%	130,109,596.07	707,254.08	0.00	0.00	0.00	707,254.08	707,254.08	0.00
2-A-3A	5.76000%	62,830,295.68	331,743.96	0.00	0.00	0.00	331,743.96	331,743.96	0.00
2-A-3B	5.66000%	66,913,506.60	347,169.58	0.00	0.00	0.00	347,169.58	347,169.58	0.00
1-X	0.00000%	0.00	659,905.59	0.00	0.00	0.00	659,905.59	659,905.59	0.00
2-X	0.00000%	0.00	567,221.63	0.00	0.00	0.00	567,221.63	567,221.63	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90000%	12,119,133.97	65,544.32	0.00	0.00	0.00	65,544.32	65,544.32	0.00
B-2	5.95000%	48,969,207.78	267,086.22	0.00	0.00	0.00	267,086.22	267,086.22	0.00
B-3	6.20000%	33,537,450.93	190,604.51	0.00	0.00	0.00	190,604.51	190,604.51	0.00
B-4	6.26000%	14,372,909.47	82,476.55	0.00	0.00	0.00	82,476.55	82,476.55	0.00
B-5	6.40000%	13,175,001.45	77,293.34	0.00	0.00	0.00	77,293.34	77,293.34	0.00
B-6	6.57000%	10,780,178.75	64,923.63	0.00	0.00	0.00	64,923.63	64,923.63	0.00
B-7	6.57000%	9,582,270.73	57,709.23	0.00	0.00	0.00	57,709.23	57,709.23	0.00
B-8	6.57000%	7,186,454.72	43,280.42	0.00	0.00	0.00	43,280.42	43,280.42	0.00
B-9	6.57000%	16,768,725.47	100,989.65	0.00	0.00	0.00	100,989.65	100,989.65	0.00
B-10	6.57000%	17,966,633.49	108,204.05	0.00	0.00	0.00	108,204.05	108,204.05	0.00
B-11	6.57000%	13,179,983.56	79,376.45	0.00	0.00	0.00	79,376.45	79,376.45	0.00
B-X	0.00000%	0.00	57,272.07	0.00	0.01	0.00	57,272.08	57,272.07	0.01
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	824,710.86	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	455,512.35	0.00

Total		1,867,208,436.46	11,277,542.07	0.00	0.01	0.00	11,277,542.08	12,557,765.28	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	659,905.59	0.00	659,905.59	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	567,221.63	0.00	567,221.63	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	57,272.07	0.00	57,272.07	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,284,399.29	0.00	1,284,399.29	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	10/01/06	10/30/06	A-30/360	1,049,423,000.00		766.718568	0.628827	0.000000	0.628827	723.765642
2-X-IO	10/01/06	10/30/06	A-30/360	1,163,386,000.00		743.483406	0.487561	0.000000	0.487561	707.036207
B-X-IO	10/01/06	10/30/06	A-30/360	198,973,015.00		993.290222	0.287838	0.000000	0.287838	993.288674
1-X-PO	10/01/06	10/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	10/01/06	10/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	10/01/06	10/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	10/01/06	10/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	11,447,653.45	0.00	0.00	0.00	11,447,674.05	0.00	0.00	0.00
2-X-IO	0.00	10,175,082.89	0.00	0.00	0.00	10,175,082.89	0.00	0.00	0.00
B-X-IO	0.00	1,101,933.83	0.00	0.00	0.00	1,101,933.83	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	22,724,670.17	0.00	0.00	0.00	22,724,690.77	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	0.98418%	804,612,100.09	659,905.59	0.00	0.00	0.00	659,905.59	659,905.59	0.00
2-X-IO	0.78694%	864,958,186.05	567,221.63	0.00	0.00	0.00	567,221.63	567,221.63	0.00
B-X-IO	0.34774%	197,637,950.32	57,272.07	0.00	0.01	0.00	57,272.08	57,272.07	0.01
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,867,208,236.46	1,284,399.29	0.00	0.01	0.00	1,284,399.30	1,284,399.29	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	42,402,428.11	45,075,830.71	87,478,258.82
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	42,402,428.11	45,075,830.71	87,478,258.82
Interest Collections	5,857,077.45	5,561,204.80	11,418,282.25
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	455,512.35	824,710.86	1,280,223.21
Interest Fees	(59,788.65)	(69,195.19)	(140,740.18)
TOTAL NET INTEREST	6,252,801.15	6,316,720.47	12,557,765.28
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	48,655,229.26	51,392,551.18	100,036,024.10

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,483.58	399.39	2,882.97
Curtailments	(1,967,645.21)	(1,744,498.89)	(3,712,144.10)
Prepayments In Full	44,367,589.74	46,819,930.21	91,187,519.95
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,483.58)	(399.39)	(2,882.97)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,483.58	399.39	2,882.97
TOTAL PRINCIPAL COLLECTED	42,402,428.11	45,075,830.71	87,478,258.82

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	6,100,460.90	5,773,118.09	11,873,578.99
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(25,631.45)	(30,981.52)	(56,612.97)
Delinquent Interest	(4,908,281.57)	(4,361,328.74)	(9,269,610.31)
Compensating Interest	25,631.45	30,981.52	56,612.97
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,664,898.12	4,149,415.45	8,814,313.57
TOTAL INTEREST COLLECTED	5,857,077.45	5,561,204.80	11,418,282.25

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	455,512.35	824,710.86	1,280,223.21
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	455,512.35	824,710.86	1,280,223.21

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	59,384.96	68,820.88	128,205.84
Class 1-A-3B Ambac Premium			5,622.60
Class 2-A-3B Ambac Premium			6,133.74
Trustee Fees	403.69	374.31	778.00
TOTAL INTEREST FEES	59,788.65	69,195.19	140,740.18

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			5,622.60
Class 2-A-3B Ambac Premium			6,133.74

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,928	3,761	5,689
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(89)	(187)	(276)
Repurchases	0	0	0
Liquidations	0	0	0
Current	1,839	3,574	5,413
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	968,858,905.19	898,349,331.28	1,867,208,236.47
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,483.58)	(399.39)	(2,882.97)
Partial Prepayments	1,967,645.21	1,744,498.89	3,712,144.10
Full Voluntary Prepayments	(44,367,589.74)	(46,819,930.21)	(91,187,519.95)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	926,456,477.08	853,273,500.57	1,779,729,977.65

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.45389%	7.60974%	7.52891%
Weighted Average Coupon Current	7.55585%	7.71163%	7.63080%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	345	346	346
Weighted Average Months to Maturity Current	344	345	345
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	345	346	346
Weighted Avg Remaining Amortization Term Current	344	345	345
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	14.46	14.24	14.36
Weighted Average Seasoning Current	15.46	15.23	15.35

Weighted Average Coupon by Groups

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-04
Jun-05
Dec-05
Jun-06
Group 1
Group 2

Total Weighted Average Coupon

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-04
Jun-05
Dec-05
Jun-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Dec-04
Jun-05
Dec-05
Jun-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Dec-04
Jun-05
Dec-05
Jun-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.88836%	3.04636%	2.96441%
Weighted Average Margin Current	2.89063%	3.04822%	2.96645%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.03587%	8.91215%	8.97632%
Weighted Average Max Rate Current	9.04240%	8.91447%	8.98085%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	59,384.96	68,820.88	128,205.84
Delinquent Servicing Fees	243,383.45	211,913.29	455,296.74
TOTAL SERVICING FEES	302,768.41	280,734.17	583,502.58

Total Servicing Fees	302,768.41	280,734.17	583,502.58
Compensating Interest	(25,631.45)	(30,981.52)	(56,612.97)
Delinquent Servicing Fees	(243,383.45)	(211,913.29)	(455,296.74)
COLLECTED SERVICING FEES	33,753.52	37,839.36	71,592.88
Total Advaced Interest	4,664,898.12	4,149,415.45	8,814,313.57
Total Advaced Principal	2,483.58	399.39	2,882.97
Aggregate Advances with respect to this Distribution	4,667,381.70	4,149,814.84	8,817,196.54

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	25,631.45	30,981.52	56,612.97
Compensating Interest	(25,631.45)	(30,981.52)	(56,612.97)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.180351%	7.336135%	7.255301%
Current Deferred Interest	2,806,176.66	2,690,454.70	5,496,631.36
Cumulative Deferred Interest	2,806,176.66	2,690,454.70	5,496,631.36
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		44,529,537.79	14,321,979.56	7,231,160.85	66,082,678.20
	% Balance		2.50%	0.80%	0.41%	3.71%
	# Loans		133	41	19	193
	% # Loans		2.46%	0.76%	0.35%	3.57%

FORECLOSURE	Balance	0.00	345,395.46	0.00	3,488,145.49	3,833,540.95
	% Balance	0.00%	0.02%	0.00%	0.20%	0.22%
	# Loans	0	1	0	8	9
	% # Loans	0.00%	0.02%	0.00%	0.15%	0.17%

BANKRUPTCY	Balance	2,394,097.43	796,513.19	541,287.48	1,008,797.38	4,740,695.48
	% Balance	0.13%	0.04%	0.03%	0.06%	0.27%
	# Loans	7	3	2	3	15
	% # Loans	0.13%	0.06%	0.04%	0.06%	0.28%

REO	Balance	0.00	0.00	0.00	977,223.77	977,223.77
	% Balance	0.00%	0.00%	0.00%	0.05%	0.05%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.04%	0.04%

TOTAL	Balance	2,394,097.43	45,671,446.44	14,863,267.04	12,705,327.49	75,634,138.40
	% Balance	0.13%	2.57%	0.84%	0.71%	4.25%
	# Loans	7	137	43	32	219
	% # Loans	0.13%	2.53%	0.79%	0.59%	4.05%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		20,897,109.73	6,111,768.55	2,172,075.05	29,180,953.33
	% Balance		2.45%	0.72%	0.25%	3.42%
	# Loans		82	23	9	114
	% # Loans		2.29%	0.64%	0.25%	3.19%

FORECLOSURE	Balance	0.00	345,395.46	0.00	759,303.03	1,104,698.49
	% Balance	0.00%	0.04%	0.00%	0.09%	0.13%
	# Loans	0	1	0	4	5
	% # Loans	0.00%	0.03%	0.00%	0.11%	0.14%

BANKRUPTCY	Balance	998,727.42	416,953.99	541,287.48	576,923.94	2,533,892.83
	% Balance	0.12%	0.05%	0.06%	0.07%	0.30%
	# Loans	4	2	2	2	10
	% # Loans	0.11%	0.06%	0.06%	0.06%	0.28%

REO	Balance	0.00	0.00	0.00	305,713.57	305,713.57
	% Balance	0.00%	0.00%	0.00%	0.04%	0.04%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.03%	0.03%

TOTAL	Balance	998,727.42	21,659,459.18	6,653,056.03	3,814,015.59	33,125,258.22
	% Balance	0.12%	2.54%	0.78%	0.45%	3.88%
	# Loans	4	85	25	16	130
	% # Loans	0.11%	2.38%	0.70%	0.45%	3.64%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		23,632,428.06	8,210,211.01	5,059,085.80	36,901,724.87
	% Balance		2.55%	0.89%	0.55%	3.98%
	# Loans		51	18	10	79
	% # Loans		2.77%	0.98%	0.54%	4.30%

FORECLOSURE	Balance	0.00	0.00	0.00	2,728,842.46	2,728,842.46
	% Balance	0.00%	0.00%	0.00%	0.29%	0.29%
	# Loans	0	0	0	4	4
	% # Loans	0.00%	0.00%	0.00%	0.22%	0.22%

BANKRUPTCY	Balance	1,395,370.01	379,559.20	0.00	431,873.44	2,206,802.65
	% Balance	0.15%	0.04%	0.00%	0.05%	0.24%
	# Loans	3	1	0	1	5
	% # Loans	0.16%	0.05%	0.00%	0.05%	0.27%

REO	Balance	0.00	0.00	0.00	671,510.20	671,510.20
	% Balance	0.00%	0.00%	0.00%	0.07%	0.07%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.05%	0.05%

TOTAL	Balance	1,395,370.01	24,011,987.26	8,210,211.01	8,891,311.90	42,508,880.18
	% Balance	0.15%	2.59%	0.89%	0.96%	4.59%
	# Loans	3	52	18	16	89
	% # Loans	0.16%	2.83%	0.98%	0.87%	4.84%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became REO Property in a Prior Period:
121775582 2	650,000.00	671,510.20	01-Dec-2005	8.125%	VA - 78.79%	360	01-Aug-2005
121784112 1	296,000.00	305,713.57	01-Jan-2006	7.714%	GA - 80.00%	360	01-Sep-2005

TOTAL	946,000.00	977,223.77

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

Foreclosure Report
Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
Became Foreclosure Property this Period:
121593597	2	628,000.00	640,559.25	01-May-2006	6.664%	FL - 80.00%	360	01-Sep-2005
121673152	2	408,750.00	421,746.35	01-Jun-2006	7.764%	CA - 75.00%	360	01-Oct-2005
TOTAL		1,036,750.00	1,062,305.60
Became Foreclosure Property in a Prior Period:
121523429	1	79,000.00	80,167.93	01-Apr-2006	8.114%	PA - 69.91%	360	01-Aug-2005
121555840	2	704,000.00	730,185.85	01-May-2006	7.964%	NJ - 80.00%	360	01-Aug-2005
121566173	1	272,000.00	282,047.50	01-Mar-2006	7.914%	FL - 80.00%	360	01-Aug-2005
121604301	1	180,000.00	185,686.01	01-Nov-2005	7.614%	FL - 80.00%	360	01-Sep-2005
121698556	2	910,000.00	936,351.01	01-Apr-2006	7.514%	NJ - 70.00%	360	01-Oct-2005
121773192	1	335,000.00	345,395.46	01-Sep-2006	7.714%	MA - 56.30%	360	01-Oct-2005
121783771	1	205,000.00	211,401.59	01-Mar-2006	7.714%	FL - 72.70%	360	01-Oct-2005
TOTAL		2,685,000.00	2,771,235.35

TOTAL		3,721,750.00	3,833,540.95

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	89	187	276
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	89	187	276
Curtailments Amount	(1,967,645.21)	(1,744,498.89)	(3,712,144.10)
Paid in Full Balance	44,367,589.74	46,819,930.21	91,187,519.95
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	42,399,944.53	45,075,431.32	87,475,375.85
Cumulative

Number of Paid in Full Loans	705	1,280	1,985
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	716	1,305	2,021
Paid in Full Balance	358,980,773.00	307,105,308.40	666,086,081.40
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(25,270,250.30)	(23,587,148.69)	(48,857,398.99)
Total Prepayment Amount	341,080,007.36	289,956,478.58	631,036,485.94

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	4.38%	5.02%	4.68%
3 Months Avg SMM	3.64%	3.93%	3.78%
12 Months Avg SMM	2.42%	2.31%	2.37%
Avg SMM Since Cut-off	2.21%	2.07%	2.14%

CPR	41.55%	46.08%	43.77%
3 Months Avg CPR	35.88%	38.23%	37.02%
12 Months Avg CPR	25.49%	24.44%	24.99%
Avg CPR Since Cut-off	23.56%	22.18%	22.90%

PSA	1,343.42%	1,512.54%	1,425.48%
3 Months Avg PSA Approximation	1,240.60%	1,342.16%	1,289.41%
12 Months Avg PSA Approximation	1,276.31%	1,251.68%	1,264.80%
Avg PSA Since Cut-off Approximation	1,310.49%	1,265.41%	1,289.48%

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Dec-04
Jun-05
Dec-05
Jun-06
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Dec-04
Jun-05
Dec-05
Jun-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Dec-04
Jun-05
Dec-05
Jun-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Dec-04
Jun-05
Dec-05
Jun-06

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

CPR Avg since Cut-Off by Groups
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Dec-04
Jun-05
Dec-05
Jun-06
Group 1
Group 2

Total CPR Avg since Cut-Off
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Dec-04
Jun-05
Dec-05
Jun-06

PSA Avg since Cut-Off by Groups
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Dec-04
Jun-05
Dec-05
Jun-06
Group 1
Group 2

Total PSA Avg since Cut-Off
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Dec-04
Jun-05
Dec-05
Jun-06

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidation Balance)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120397763 1		300,000.00	310,138.11	03-Nov-2006	7.875%	CA - 75.00%	Paid Off - 360	01-Mar-2005
120397799 1		342,000.00	348,272.04	31-Oct-2006	7.625%	CA - 95.00%	Paid Off - 360	01-Apr-2005
121084791 1		263,200.00	257,350.46	31-Oct-2006	6.964%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121095751 1		280,000.00	272,989.94	31-Oct-2006	7.264%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121117426 1		127,000.00	130,819.46	14-Nov-2006	7.914%	CA - 40.97%	Paid Off - 360	01-Aug-2005
121154261 2		464,000.00	455,026.00	15-Nov-2006	7.814%	CA - 78.64%	Paid Off - 360	01-Jul-2005
121182270 1		280,000.00	287,351.69	01-Nov-2006	7.414%	DC - 80.00%	Paid Off - 360	01-Sep-2005
121223146 1		338,000.00	337,839.40	31-Oct-2006	7.214%	CA - 57.10%	Paid Off - 360	01-Aug-2005
121225889 2		832,000.00	854,334.22	07-Nov-2006	7.364%	AZ - 65.00%	Paid Off - 360	01-Aug-2005
121257396 1		245,600.00	251,768.87	25-Oct-2006	7.375%	CA - 80.00%	Paid Off - 360	01-May-2005
121261362 1		348,750.00	358,925.25	30-Oct-2006	7.814%	NY - 75.00%	Paid Off - 360	01-Sep-2005
121279214 1		272,000.00	269,001.37	01-Nov-2006	7.364%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121293781 2		845,000.00	860,970.72	01-Nov-2006	6.764%	CA - 65.00%	Paid Off - 360	01-Aug-2005
121324956 2		469,000.00	478,140.61	14-Nov-2006	6.814%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121336994 2		410,000.00	415,011.23	25-Oct-2006	7.614%	CA - 59.85%	Paid Off - 360	01-Jul-2005
121342645 1		350,000.00	348,160.77	20-Oct-2006	7.500%	CA - 33.33%	Paid Off - 360	01-Jun-2005
121354722 1		356,000.00	367,954.62	01-Nov-2006	7.914%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121371504 1		200,000.00	206,716.08	30-Oct-2006	7.914%	IL - 79.37%	Paid Off - 360	01-Aug-2005
121371848 1		352,000.00	347,388.95	31-Oct-2006	7.164%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121373411 1		255,500.00	263,806.24	24-Oct-2006	7.714%	CA - 76.27%	Paid Off - 360	01-Jul-2005
121384401 2		360,000.00	369,748.71	30-Oct-2006	7.614%	VA - 69.77%	Paid Off - 360	01-Jul-2005
121385407 1		131,250.00	135,899.51	03-Nov-2006	8.064%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121387450 1		192,000.00	194,700.23	16-Oct-2006	7.564%	TX - 80.00%	Paid Off - 360	01-Jul-2005
121393721 1		224,000.00	230,724.20	03-Nov-2006	7.714%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121394627 1		215,200.00	220,714.15	15-Nov-2006	7.264%	WA - 79.70%	Paid Off - 360	01-Aug-2005
121395234 1		252,000.00	252,215.12	31-Oct-2006	7.764%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121400814 1		191,800.00	191,503.42	31-Oct-2006	7.364%	CA - 69.97%	Paid Off - 360	01-Aug-2005
121405776 1		240,000.00	246,970.75	26-Oct-2006	7.664%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121418479 2		420,000.00	431,530.92	07-Nov-2006	7.414%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121418786 1		349,200.00	348,173.58	01-Nov-2006	7.314%	MA - 80.00%	Paid Off - 360	01-Aug-2005
121421041 2		435,950.00	448,537.77	31-Oct-2006	7.564%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121422219 1		298,000.00	306,155.73	26-Oct-2006	7.414%	AZ - 63.40%	Paid Off - 360	01-Aug-2005
121424379 2		500,000.00	512,469.36	31-Oct-2006	7.414%	CA - 70.42%	Paid Off - 360	01-Oct-2005
121428549 1		220,000.00	223,997.72	15-Nov-2006	7.514%	CA - 40.97%	Paid Off - 360	01-Aug-2005
121435911 1		198,000.00	201,651.69	27-Oct-2006	7.614%	FL - 90.00%	Paid Off - 360	01-Sep-2005
121436180 2		500,000.00	498,243.06	02-Nov-2006	7.514%	AZ - 66.49%	Paid Off - 360	01-Aug-2005
121438760 1		240,000.00	236,733.96	08-Nov-2006	7.164%	CA - 60.00%	Paid Off - 360	01-Aug-2005
121439484 1		285,000.00	293,173.07	06-Nov-2006	7.514%	CA - 68.68%	Paid Off - 360	01-Aug-2005
121442043 1		108,000.00	110,701.52	03-Nov-2006	7.214%	CA - 22.04%	Paid Off - 360	01-Aug-2005
121447416 1		234,000.00	238,519.44	07-Nov-2006	7.914%	CA - 62.40%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121447598 1		341,250.00	350,646.26	01-Nov-2006	7.914%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121451947 1		247,000.00	255,446.12	26-Oct-2006	7.964%	CA - 72.43%	Paid Off - 360	01-Aug-2005
121454291 1		340,000.00	346,908.91	09-Nov-2006	7.514%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121454536 1		220,000.00	224,475.82	19-Oct-2006	7.314%	MN - 54.46%	Paid Off - 360	01-Jul-2005
121457742 1		180,000.00	184,490.12	16-Oct-2006	7.214%	NY - 61.02%	Paid Off - 360	01-Aug-2005
121458814 1		224,000.00	230,149.92	16-Oct-2006	7.414%	MI - 80.00%	Paid Off - 360	01-Aug-2005
121460953 1		268,000.00	268,384.04	03-Nov-2006	7.364%	CO - 80.00%	Paid Off - 360	01-Jul-2005
121464399 1		456,000.00	462,461.75	02-Nov-2006	7.814%	HI - 79.86%	Paid Off - 360	01-Aug-2005
121464668 1		280,000.00	286,767.28	16-Oct-2006	7.664%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121465195 1		172,000.00	177,248.31	02-Nov-2006	7.664%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121465473 1		330,000.00	328,604.06	13-Nov-2006	7.714%	NJ - 94.83%	Paid Off - 360	01-Aug-2005
121466178 2		540,000.00	553,684.11	03-Nov-2006	7.264%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121468788 1		262,500.00	263,006.51	16-Oct-2006	7.914%	NJ - 75.00%	Paid Off - 360	01-Aug-2005
121470325 1		210,400.00	211,760.14	14-Nov-2006	7.664%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121470923 1		175,000.00	179,908.10	30-Oct-2006	7.464%	CA - 62.50%	Paid Off - 360	01-Aug-2005
121473858 1		271,799.00	280,926.17	03-Nov-2006	7.914%	CA - 64.71%	Paid Off - 360	01-Aug-2005
121473945 2		446,600.00	459,134.24	07-Nov-2006	7.464%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121474104 1		285,000.00	280,251.59	09-Nov-2006	8.014%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121475254 2		395,000.00	409,009.20	09-Nov-2006	7.939%	CA - 79.80%	Paid Off - 360	01-Jul-2005
121475985 1		345,000.00	348,354.74	08-Nov-2006	7.664%	CA - 78.41%	Paid Off - 360	01-Aug-2005
121477058 1		120,800.00	123,408.10	25-Oct-2006	7.914%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121477601 2		487,500.00	501,182.15	08-Nov-2006	7.464%	CA - 56.69%	Paid Off - 360	01-Aug-2005
121479180 1		253,857.00	251,575.70	31-Oct-2006	7.664%	NC - 79.83%	Paid Off - 360	01-Aug-2005
121481271 2		641,250.00	641,235.70	17-Oct-2006	7.414%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121488992 1		274,400.00	281,086.24	03-Nov-2006	7.914%	UT - 80.00%	Paid Off - 360	01-Oct-2005
121491973 1		235,500.00	242,974.63	16-Oct-2006	7.764%	CA - 68.66%	Paid Off - 360	01-Aug-2005
121493942 1		249,600.00	251,051.74	01-Nov-2006	7.364%	GA - 80.00%	Paid Off - 360	01-Aug-2005
121497867 1		277,900.00	277,481.43	20-Oct-2006	7.514%	CA - 68.62%	Paid Off - 360	01-Aug-2005
121499934 2		600,000.00	591,655.36	01-Nov-2006	7.514%	VA - 63.22%	Paid Off - 360	01-Aug-2005
121500021 1		108,000.00	109,272.38	31-Oct-2006	7.464%	UT - 80.00%	Paid Off - 360	01-Aug-2005
121503681 1		240,000.00	245,038.41	09-Nov-2006	7.564%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121504648 2		420,000.00	434,103.75	30-Oct-2006	7.914%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121504937 2		596,800.00	586,233.92	31-Oct-2006	6.814%	FL - 80.00%	Paid Off - 360	01-Jul-2005
121505294 1		260,000.00	268,411.76	03-Nov-2006	7.814%	CA - 65.00%	Paid Off - 360	01-Aug-2005
121505549 2		448,000.00	462,797.40	07-Nov-2006	7.750%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121506407 1		309,600.00	317,545.05	03-Nov-2006	7.714%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121507048 1		187,500.00	193,140.43	20-Oct-2006	8.014%	FL - 75.00%	Paid Off - 360	01-Jul-2005
121509192 1		221,000.00	228,548.90	15-Nov-2006	8.014%	FL - 74.92%	Paid Off - 360	01-Aug-2005
121511924 1		307,000.00	310,980.00	02-Nov-2006	7.314%	CA - 72.24%	Paid Off - 360	01-Jul-2005
121512626 1		220,000.00	225,948.72	30-Oct-2006	7.714%	NM - 80.00%	Paid Off - 360	01-Aug-2005
121514094 1		240,000.00	248,323.09	01-Nov-2006	7.875%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121515747 1		288,000.00	292,726.64	03-Nov-2006	7.964%	MD - 80.00%	Paid Off - 360	01-Jul-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121516575 1		239,800.00	243,291.89	13-Nov-2006	6.564%	CA - 72.67%	Paid Off - 360	01-Sep-2005
121518748 2		528,000.00	544,193.86	26-Oct-2006	7.764%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121518985 1		268,000.00	274,229.00	14-Nov-2006	7.914%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121523799 1		60,000.00	61,803.11	31-Oct-2006	7.939%	CA - 19.05%	Paid Off - 360	01-Aug-2005
121526681 1		240,000.00	247,590.11	24-Oct-2006	7.814%	WA - 80.00%	Paid Off - 360	01-Aug-2005
121531833 1		282,400.00	282,859.73	01-Nov-2006	7.064%	MN - 80.00%	Paid Off - 360	01-Sep-2005
121532757 1		379,040.00	381,325.54	31-Oct-2006	7.564%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121534280 1		208,000.00	214,640.60	31-Oct-2006	7.914%	MN - 80.00%	Paid Off - 360	01-Sep-2005
121534834 1		296,198.00	302,191.88	15-Nov-2006	7.914%	NV - 69.99%	Paid Off - 360	01-Aug-2005
121535405 1		96,000.00	98,412.11	31-Oct-2006	7.314%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121535603 1		164,000.00	168,201.80	02-Nov-2006	7.264%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121538090 2		468,000.00	480,224.29	24-Oct-2006	7.514%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121540417 1		210,000.00	212,765.80	01-Nov-2006	7.514%	CA - 60.00%	Paid Off - 360	01-Sep-2005
121544528 2		616,000.00	633,429.65	27-Oct-2006	7.514%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121547991 2		602,000.00	617,514.18	09-Nov-2006	7.314%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121548248 1		252,000.00	260,446.70	02-Nov-2006	7.914%	CO - 80.00%	Paid Off - 360	01-Aug-2005
121549779 2		439,900.00	444,242.70	14-Nov-2006	7.714%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121552415 2		600,000.00	617,105.28	01-Nov-2006	7.564%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121552435 2		455,410.00	463,608.93	24-Oct-2006	7.714%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121552712 1		156,800.00	161,291.35	30-Oct-2006	7.814%	MO - 80.00%	Paid Off - 360	01-Sep-2005
121553319 2		406,800.00	414,291.79	23-Oct-2006	6.814%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121553365 1		270,000.00	278,466.54	01-Nov-2006	7.864%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121561398 2		360,000.00	369,148.48	03-Nov-2006	7.814%	CA - 76.60%	Paid Off - 360	01-Aug-2005
121561427 1		295,000.00	304,781.93	27-Oct-2006	8.014%	CA - 73.02%	Paid Off - 360	01-Aug-2005
121563329 2		412,500.00	425,116.55	31-Oct-2006	7.714%	VA - 74.59%	Paid Off - 360	01-Aug-2005
121566401 1		316,000.00	326,501.67	01-Nov-2006	7.914%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121567188 1		356,250.00	366,691.93	16-Oct-2006	7.714%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121567637 1		115,000.00	118,508.98	14-Nov-2006	7.664%	MD - 74.19%	Paid Off - 360	01-Aug-2005
121567922 2		370,000.00	369,350.86	31-Oct-2006	7.364%	CA - 66.07%	Paid Off - 360	01-Sep-2005
121571257 1		217,153.00	208,416.80	31-Oct-2006	7.364%	NV - 28.26%	Paid Off - 360	01-Sep-2005
121573785 2		416,000.00	424,799.32	14-Nov-2006	7.914%	CA - 74.29%	Paid Off - 360	01-Aug-2005
121574132 1		232,000.00	239,406.66	08-Nov-2006	7.914%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121575730 1		140,000.00	144,357.59	09-Nov-2006	7.714%	CA - 51.85%	Paid Off - 360	01-Aug-2005
121581892 1		300,000.00	305,969.10	07-Nov-2006	7.514%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121582274 1		240,000.00	243,749.27	19-Oct-2006	8.014%	NJ - 75.00%	Paid Off - 360	01-Sep-2005
121582276 1		300,000.00	309,287.21	26-Oct-2006	7.914%	CA - 74.07%	Paid Off - 360	01-Aug-2005
121582774 1		350,000.00	360,379.08	31-Oct-2006	7.714%	CA - 72.17%	Paid Off - 360	01-Sep-2005
121585362 2		522,000.00	517,607.77	13-Nov-2006	7.664%	NJ - 73.52%	Paid Off - 360	01-Aug-2005
121585765 2		500,000.00	510,078.43	31-Oct-2006	7.214%	CA - 78.74%	Paid Off - 360	01-Sep-2005
121586994 1		187,500.00	193,060.30	19-Oct-2006	7.714%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121588295 1		350,000.00	360,984.25	30-Oct-2006	7.625%	VA - 71.43%	Paid Off - 360	01-Jul-2005
121589986 1		303,200.00	305,999.59	14-Nov-2006	7.914%	CA - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121593700 1		164,000.00	168,863.27	07-Nov-2006	7.714%	MA - 52.06%	Paid Off - 360	01-Sep-2005
121596205 2		525,000.00	534,912.60	17-Oct-2006	6.814%	CA - 60.69%	Paid Off - 360	01-Sep-2005
121601254 1		308,000.00	316,492.49	26-Oct-2006	7.814%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121604482 1		230,000.00	231,082.15	25-Oct-2006	6.914%	CA - 76.67%	Paid Off - 360	01-Aug-2005
121604579 2		408,000.00	408,329.31	03-Nov-2006	7.064%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121607747 1		265,000.00	263,179.98	01-Nov-2006	7.514%	CA - 68.83%	Paid Off - 360	01-Aug-2005
121607790 1		174,400.00	174,663.08	31-Oct-2006	7.314%	AZ - 80.00%	Paid Off - 360	01-Aug-2005
121611797 1		265,000.00	266,503.69	23-Oct-2006	7.514%	CA - 67.09%	Paid Off - 360	01-Aug-2005
121612092 2		500,000.00	512,552.38	31-Oct-2006	7.314%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121612759 1		170,400.00	174,488.99	31-Oct-2006	7.214%	MD - 55.69%	Paid Off - 360	01-Sep-2005
121615543 1		134,300.00	129,097.87	03-Nov-2006	7.464%	IL - 42.91%	Paid Off - 360	01-Sep-2005
121615665 1		340,000.00	347,775.59	19-Oct-2006	7.214%	CA - 66.67%	Paid Off - 360	01-Oct-2005
121618067 1		264,000.00	268,303.37	25-Oct-2006	7.914%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121620291 1		210,000.00	216,227.50	23-Oct-2006	7.714%	FL - 70.00%	Paid Off - 360	01-Sep-2005
121620333 1		175,000.00	179,396.96	25-Oct-2006	7.314%	FL - 60.76%	Paid Off - 360	01-Sep-2005
121626163 2		371,200.00	381,366.29	13-Nov-2006	7.514%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121627159 2		495,000.00	510,386.79	31-Oct-2006	7.914%	MA - 75.00%	Paid Off - 360	01-Sep-2005
121627326 1		306,000.00	314,962.39	18-Oct-2006	7.564%	CA - 61.20%	Paid Off - 360	01-Aug-2005
121627874 1		94,400.00	94,782.93	18-Oct-2006	7.914%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121629390 1		310,000.00	319,523.60	20-Oct-2006	7.814%	CA - 62.63%	Paid Off - 360	01-Sep-2005
121630973 1		118,500.00	117,443.21	06-Nov-2006	7.814%	FL - 75.00%	Paid Off - 360	01-Aug-2005
121631713 2		500,000.00	512,245.46	19-Oct-2006	7.214%	CA - 79.37%	Paid Off - 360	01-Aug-2005
121631829 2		382,000.00	392,029.85	19-Oct-2006	7.414%	VA - 58.32%	Paid Off - 360	01-Sep-2005
121631843 1		212,000.00	211,837.66	31-Oct-2006	7.114%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121632899 1		110,000.00	112,803.38	27-Oct-2006	7.514%	NY - 40.00%	Paid Off - 360	01-Sep-2005
121635032 2		360,000.00	366,369.75	31-Oct-2006	7.364%	CA - 54.71%	Paid Off - 360	01-Aug-2005
121636438 1		225,000.00	230,780.38	18-Oct-2006	7.364%	RI - 78.95%	Paid Off - 360	01-Sep-2005
121638479 1		203,000.00	209,019.87	24-Oct-2006	7.714%	CA - 67.67%	Paid Off - 360	01-Sep-2005
121639567 1		164,000.00	169,121.65	01-Nov-2006	7.750%	CA - 51.25%	Paid Off - 360	01-Aug-2005
121639570 2		775,000.00	796,081.49	03-Nov-2006	7.500%	CA - 73.11%	Paid Off - 360	01-Aug-2005
121641169 2		503,000.00	515,477.86	01-Nov-2006	7.764%	CA - 77.98%	Paid Off - 360	01-Sep-2005
121641968 2		650,000.00	653,057.75	20-Oct-2006	7.464%	CA - 79.66%	Paid Off - 360	01-Aug-2005
121642361 1		291,000.00	300,290.48	27-Oct-2006	7.914%	CA - 46.19%	Paid Off - 360	01-Sep-2005
121643486 2		440,000.00	452,549.14	15-Nov-2006	7.614%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121644168 1		290,000.00	298,973.56	18-Oct-2006	7.914%	CA - 66.67%	Paid Off - 360	01-Sep-2005
121644962 2		500,000.00	506,212.53	31-Oct-2006	7.314%	CA - 79.37%	Paid Off - 360	01-Sep-2005
121646419 1		244,000.00	251,497.02	13-Nov-2006	7.914%	CT - 80.00%	Paid Off - 360	01-Sep-2005
121646639 1		250,000.00	256,521.59	08-Nov-2006	7.714%	AZ - 56.82%	Paid Off - 360	01-Oct-2005
121647544 1		165,000.00	170,080.24	03-Nov-2006	7.814%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121654973 1		206,250.00	213,003.73	06-Nov-2006	8.014%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121656400 1		333,000.00	340,802.77	02-Nov-2006	7.164%	CA - 77.44%	Paid Off - 360	01-Sep-2005
121656671 1		208,000.00	210,278.83	07-Nov-2006	7.714%	MD - 64.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121656863 1		242,960.00	249,280.16	09-Nov-2006	7.614%	NV - 80.00%	Paid Off - 360	01-Oct-2005
121658466 2		616,000.00	630,407.51	31-Oct-2006	7.264%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121659563 1		184,625.00	186,835.76	31-Oct-2006	7.914%	CA - 74.60%	Paid Off - 360	01-Aug-2005
121659577 1		269,750.00	277,757.74	31-Oct-2006	8.164%	CA - 65.00%	Paid Off - 360	01-Aug-2005
121661896 2		425,000.00	428,258.51	09-Nov-2006	7.714%	CA - 77.98%	Paid Off - 360	01-Oct-2005
121665821 2		400,000.00	411,694.92	31-Oct-2006	7.814%	CA - 72.73%	Paid Off - 360	01-Sep-2005
121667213 2		391,200.00	402,135.68	01-Nov-2006	7.564%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121667216 2		380,000.00	379,524.56	01-Nov-2006	7.714%	VA - 55.07%	Paid Off - 360	01-Sep-2005
121667307 1		260,000.00	268,522.15	18-Oct-2006	8.014%	CA - 72.22%	Paid Off - 360	01-Sep-2005
121670584 2		600,000.00	603,261.97	31-Oct-2006	7.564%	SC - 75.00%	Paid Off - 360	01-Sep-2005
121671861 1		340,000.00	348,927.14	31-Oct-2006	7.414%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121674351 1		350,000.00	361,152.14	19-Oct-2006	7.914%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121675303 2		360,000.00	370,675.67	17-Oct-2006	7.714%	CA - 69.23%	Paid Off - 360	01-Sep-2005
121676594 1		323,000.00	333,312.03	19-Oct-2006	7.914%	CA - 68.29%	Paid Off - 360	01-Sep-2005
121678459 1		315,000.00	323,775.57	01-Nov-2006	7.914%	CA - 69.23%	Paid Off - 360	01-Sep-2005
121679186 1		212,000.00	216,728.40	31-Oct-2006	7.064%	WA - 80.00%	Paid Off - 360	01-Sep-2005
121679916 1		296,000.00	302,442.15	08-Nov-2006	7.914%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121680635 2		520,000.00	535,707.84	08-Nov-2006	7.764%	VA - 74.29%	Paid Off - 360	01-Sep-2005
121682850 1		256,000.00	259,744.24	31-Oct-2006	7.164%	CA - 47.41%	Paid Off - 360	01-Sep-2005
121683481 1		175,621.00	180,918.62	01-Nov-2006	7.914%	NJ - 79.83%	Paid Off - 360	01-Oct-2005
121684053 1		161,499.00	165,111.40	31-Oct-2006	7.614%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121688410 1		190,000.00	195,203.61	18-Oct-2006	7.514%	CA - 59.38%	Paid Off - 360	01-Sep-2005
121688781 1		208,000.00	213,029.61	18-Oct-2006	7.814%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121693214 2		900,000.00	920,492.50	01-Nov-2006	7.539%	CA - 73.47%	Paid Off - 360	01-Aug-2005
121693217 2		400,000.00	407,921.51	01-Nov-2006	7.814%	CA - 76.19%	Paid Off - 360	01-Aug-2005
121694775 1		304,000.00	309,794.56	06-Nov-2006	7.914%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121695035 1		155,000.00	158,894.47	20-Oct-2006	7.314%	FL - 50.49%	Paid Off - 360	01-Sep-2005
121696436 2		378,000.00	386,755.21	01-Nov-2006	7.625%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121697487 2		888,750.00	911,764.71	31-Oct-2006	7.375%	NV - 75.00%	Paid Off - 360	01-Aug-2005
121700305 1		341,000.00	349,677.57	01-Nov-2006	7.714%	FL - 52.46%	Paid Off - 360	01-Sep-2005
121701303 1		288,000.00	289,526.54	31-Oct-2006	7.500%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121702540 1		408,000.00	416,926.43	26-Oct-2006	8.014%	CA - 68.00%	Paid Off - 360	01-Sep-2005
121707999 1		286,412.00	290,049.82	01-Nov-2006	7.914%	NJ - 71.60%	Paid Off - 360	01-Oct-2005
121708807 1		300,000.00	308,732.55	01-Nov-2006	7.814%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121713596 2		320,000.00	450,519.86	13-Nov-2006	7.314%	CA - 70.97%	Paid Off - 360	01-Oct-2005
121714178 2		450,000.00	453,559.89	02-Nov-2006	7.414%	VA - 62.94%	Paid Off - 360	01-Oct-2005
121714693 1		157,500.00	161,768.26	17-Oct-2006	8.014%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121715343 1		141,000.00	128,834.21	31-Oct-2006	7.914%	CO - 79.21%	Paid Off - 360	01-Sep-2005
121717688 2		368,800.00	379,961.20	27-Oct-2006	8.125%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121717726 2		452,000.00	451,296.59	25-Oct-2006	7.750%	GA - 80.00%	Paid Off - 360	01-Aug-2005
121718120 1		320,000.00	328,762.78	17-Oct-2006	7.814%	CA - 73.39%	Paid Off - 360	01-Oct-2005
121719840 1		250,000.00	257,078.80	01-Nov-2006	7.714%	CA - 25.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121719891 2		540,000.00	555,095.22	31-Oct-2006	7.564%	CA - 69.68%	Paid Off - 360	01-Sep-2005
121723690 1		292,000.00	293,286.30	31-Oct-2006	8.000%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121723691 2		472,000.00	486,280.13	13-Nov-2006	7.750%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121723708 1		232,800.00	236,656.46	19-Oct-2006	7.875%	CO - 80.00%	Paid Off - 360	01-Sep-2005
121724171 1		210,000.00	211,720.05	31-Oct-2006	7.125%	IL - 75.00%	Paid Off - 360	01-Sep-2005
121724245 2		595,000.00	593,840.91	23-Oct-2006	7.625%	CA - 64.32%	Paid Off - 360	01-Sep-2005
121724290 1		108,000.00	110,168.11	02-Nov-2006	7.625%	MI - 50.23%	Paid Off - 360	01-Sep-2005
121752304 2		392,000.00	403,780.52	14-Nov-2006	7.625%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121752306 2		493,000.00	502,659.80	01-Nov-2006	7.625%	CA - 87.26%	Paid Off - 360	01-Aug-2005
121752307 1		272,000.00	280,713.35	26-Oct-2006	8.000%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121754891 1		356,800.00	368,092.19	03-Nov-2006	8.064%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121756112 1		192,000.00	195,504.78	06-Nov-2006	7.914%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121759207 2		433,600.00	432,488.40	15-Nov-2006	7.314%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121759498 1		100,000.00	103,011.44	13-Nov-2006	7.914%	FL - 68.49%	Paid Off - 360	01-Oct-2005
121760507 1		287,500.00	294,745.13	31-Oct-2006	8.014%	NJ - 91.27%	Paid Off - 360	01-Oct-2005
121761112 2		500,000.00	499,546.39	01-Nov-2006	7.914%	CA - 71.43%	Paid Off - 360	01-Sep-2005
121761670 1		132,000.00	132,435.06	31-Oct-2006	7.414%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121763091 1		272,000.00	275,984.66	25-Oct-2006	7.464%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121763805 1		158,000.00	159,978.26	19-Oct-2006	7.714%	CA - 41.58%	Paid Off - 360	01-Sep-2005
121764168 1		350,000.00	360,557.84	17-Oct-2006	7.914%	NY - 70.00%	Paid Off - 360	01-Oct-2005
121764398 1		260,000.00	266,826.63	23-Oct-2006	7.414%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121764464 1		263,000.00	269,014.65	31-Oct-2006	7.214%	CA - 43.83%	Paid Off - 360	01-Oct-2005
121767675 2		570,000.00	587,637.72	19-Oct-2006	7.914%	CA - 76.10%	Paid Off - 360	01-Sep-2005
121768180 1		153,500.00	158,051.94	14-Nov-2006	7.714%	CA - 59.96%	Paid Off - 360	01-Sep-2005
121770626 2		387,000.00	398,236.70	16-Oct-2006	7.914%	CA - 71.01%	Paid Off - 360	01-Oct-2005
121771570 1		239,000.00	241,113.83	23-Oct-2006	7.464%	MN - 71.34%	Paid Off - 360	01-Oct-2005
121771660 2		500,000.00	514,239.32	27-Oct-2006	7.614%	CA - 65.53%	Paid Off - 360	01-Sep-2005
121775703 1		232,000.00	231,780.39	25-Oct-2006	7.564%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121778898 1		320,000.00	328,752.20	18-Oct-2006	7.914%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121778899 1		280,000.00	279,834.26	31-Oct-2006	8.064%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121778904 1		320,000.00	327,104.24	30-Oct-2006	8.164%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121780381 2		724,740.00	744,779.23	24-Oct-2006	7.500%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121780572 1		280,000.00	287,373.09	02-Nov-2006	7.914%	NJ - 74.67%	Paid Off - 360	01-Oct-2005
121784380 1		432,000.00	430,916.56	31-Oct-2006	7.564%	NY - 80.00%	Paid Off - 360	01-Oct-2005
121791595 2		384,000.00	395,182.09	16-Oct-2006	7.814%	NV - 69.82%	Paid Off - 360	01-Oct-2005
121792464 1		243,000.00	242,865.43	31-Oct-2006	7.864%	CA - 61.83%	Paid Off - 360	01-Oct-2005
121794102 1		142,000.00	145,587.15	26-Oct-2006	7.714%	FL - 58.44%	Paid Off - 360	01-Oct-2005
121795992 1		225,000.00	230,997.48	31-Oct-2006	8.014%	MN - 75.00%	Paid Off - 360	01-Oct-2005
121797387 1		252,000.00	257,596.07	18-Oct-2006	7.614%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121799512 2		370,000.00	200,365.64	31-Oct-2006	7.114%	WI - 75.51%	Paid Off - 360	01-Oct-2005
121803138 1		125,818.00	129,468.63	31-Oct-2006	7.814%	CA - 71.90%	Paid Off - 360	01-Oct-2005
121806787 1		203,000.00	206,883.92	16-Oct-2006	7.914%	AZ - 69.28%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121809533	2		400,000.00	411,634.94	19-Oct-2006	7.664%	CA - 45.20%	Paid Off - 360	01-Sep-2005
121810184	1		319,000.00	325,473.02	14-Nov-2006	7.714%	CA - 74.88%	Paid Off - 360	01-Oct-2005
121819098	1		265,000.00	271,488.14	02-Nov-2006	7.714%	FL - 69.74%	Paid Off - 360	01-Oct-2005
121824126	1		250,000.00	254,434.43	31-Oct-2006	7.414%	CA - 65.45%	Paid Off - 360	01-Oct-2005
121824476	2		425,000.00	435,161.15	03-Nov-2006	7.314%	CA - 60.71%	Paid Off - 360	01-Oct-2005
121825091	2		380,000.00	367,497.42	31-Oct-2006	7.614%	CT - 80.00%	Paid Off - 360	01-Oct-2005
121825509	2		490,000.00	500,951.48	18-Oct-2006	7.164%	CA - 65.33%	Paid Off - 360	01-Oct-2005
121828444	2		420,000.00	424,915.05	17-Oct-2006	7.814%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121828475	1		332,000.00	330,210.42	31-Oct-2006	7.814%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121830757	2		446,900.00	444,966.63	25-Oct-2006	8.125%	CA - 68.60%	Paid Off - 360	01-Sep-2005
121831675	1		303,120.00	309,693.67	31-Oct-2006	7.875%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121835603	2		424,000.00	429,033.31	19-Oct-2006	7.814%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121836536	2		505,000.00	519,782.07	31-Oct-2006	7.750%	CA - 71.43%	Paid Off - 360	01-Sep-2005
121836669	2		579,369.00	592,427.55	20-Oct-2006	7.264%	VA - 75.00%	Paid Off - 360	01-Oct-2005
121838419	1		203,000.00	203,913.46	19-Oct-2006	7.714%	FL - 57.18%	Paid Off - 360	01-Oct-2005
121846450	1		208,000.00	215,232.48	01-Nov-2006	8.164%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121848784	1		180,000.00	184,571.30	09-Nov-2006	7.514%	CA - 50.70%	Paid Off - 360	01-Oct-2005
121849867	2		360,000.00	368,419.98	27-Oct-2006	7.264%	CA - 74.23%	Paid Off - 360	01-Oct-2005
121859512	2		468,000.00	462,245.50	31-Oct-2006	7.614%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121862410	1		288,000.00	296,350.09	31-Oct-2006	7.500%	CA - 54.34%	Paid Off - 360	01-Sep-2005
121862456	2		504,000.00	526,632.91	31-Oct-2006	8.164%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121863615	1		159,900.00	159,511.33	31-Oct-2006	7.214%	NM - 79.99%	Paid Off - 360	01-Oct-2005
121866726	2		600,000.00	608,034.46	31-Oct-2006	7.064%	NY - 56.34%	Paid Off - 360	01-Oct-2005
121868706	1		275,000.00	284,664.33	13-Nov-2006	8.389%	NJ - 79.71%	Paid Off - 360	01-Oct-2005
121875423	1		172,000.00	173,551.58	26-Oct-2006	7.714%	NV - 67.45%	Paid Off - 360	01-Oct-2005
121934286	2		492,000.00	502,485.37	26-Oct-2006	7.064%	CA - 80.00%	Paid Off - 360	01-Oct-2005

TOTAL			89,590,271.00	91,187,519.95

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Dec-04
Jun-05
Dec-05
Jun-06
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Dec-04
Jun-05
Dec-05
Jun-06

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Dec-04
Jun-05
Dec-05
Jun-06
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Dec-04
Jun-05
Dec-05
Jun-06

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Weighted Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 27, 2006 Distribution

Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached			No
Has Sr. Prepay Stepdown Condition Occurred			No
Has Sr. Credit Supp. Depletion Date Occured			No

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	89.275970%	89.565615%	89.415324%
Next Senior Percentage	88.785177%	89.014403%	88.895077%
Current Subordinate Percentage	10.724030%	10.434385%	10.584676%
Next Subordinate Percentage	11.214823%	10.985597%	11.104923%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Next Pass	Interest	NET WAC
	Through	Carryfrwd	Shortfall
CLASS	Rate	UnPaid	Paid
1-A-1	0.00000%	$0.00	$0.00
1-A-2	0.00000%	$0.00	$0.00
1-A-3A	0.00000%	$0.00	$0.00
1-A-3B	0.00000%	$0.00	$0.00
2-A-1A	0.00000%	$0.00	$0.00
2-A-1B	0.00000%	$0.00	$0.00
2-A-2A	0.00000%	$0.00	$0.00
2-A-2B	0.00000%	$0.00	$0.00
2-A-2C	0.00000%	$0.00	$0.00
2-A-3A	0.00000%	$0.00	$0.00
2-A-3B	0.00000%	$0.00	$0.00
1-X	0.00000%	$0.00	$0.00
2-X	0.00000%	$0.00	$0.00
A-R	0.00000%	$0.00	$0.00
B-1	0.00000%	$0.00	$0.00
B-2	0.00000%	$0.00	$0.00
B-3	0.00000%	$0.00	$0.00
B-4	0.00000%	$0.00	$0.00
B-5	0.00000%	$0.00	$0.00
B-6	0.00000%	$0.00	$0.00
B-7	0.00000%	$0.00	$0.00
B-8	0.00000%	$0.00	$0.00
B-9	0.00000%	$0.00	$0.00
B-10	0.00000%	$0.00	$0.00
B-11	0.00000%	$0.00	$0.00
B-X	0.00000%	$0.00	$0.00
P-1	0.00000%	$0.00	$0.00
P-2	0.00000%	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 27, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 1 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 2 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 3 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 4 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 5 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 6 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 7 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 8 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 9 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 10 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46
Current Scheduled Payments 11 Month Prior	6,266,771.94	5,843,686.13	12,110,458.08

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		19
		9. Prepayment Detail Report		22
		10. Realized Loss Report		28
		11. Realized Loss Detail Report		31
		12. Triggers and Adj. Cert. Report		32
		13. Additional Certificate Report		33
		14. Other Related Information		34

		Total Number of Pages		34

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	December 26, 2006	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	November 30, 2006	Factor Information:		(800) 735-7777
	December 22, 2006	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT		$629,654,000.00	455,721,931.38	2,066,825.55	21,401,447.37	23,468,272.92	0.00	0.00	434,320,484.01
1-A-2	FLT		$262,356,000.00	189,884,258.68	937,659.02	8,917,275.40	9,854,934.42	0.00	0.00	180,966,983.28
1-A-3A	FLT		$77,413,000.00	56,028,869.63	259,973.96	2,631,207.37	2,891,181.33	0.00	0.00	53,397,662.26
1-A-3B	FLT		$80,000,000.00	57,901,251.36	263,997.54	2,719,137.48	2,983,135.02	0.00	0.00	55,182,113.88
2-A-1A	FLT		$398,032,000.00	281,423,035.40	1,276,331.64	8,811,188.20	10,087,519.84	0.00	0.00	272,611,847.20
2-A-1B	FLT		$300,000,000.00	212,110,861.99	1,042,289.21	6,641,065.19	7,683,354.40	0.00	0.00	205,469,796.80
2-A-2A	FLT		$50,000,000.00	35,351,810.33	162,323.73	1,106,844.20	1,269,167.93	0.00	0.00	34,244,966.13
2-A-2B	FLT		$65,846,000.00	46,555,506.05	238,907.34	1,457,625.26	1,696,532.60	0.00	0.00	45,097,880.79
2-A-2C	FLT		$175,000,000.00	123,731,336.14	591,057.72	3,873,954.69	4,465,012.41	0.00	0.00	119,857,381.45
2-A-3A	FLT		$84,508,000.00	59,750,215.74	277,241.00	1,870,743.79	2,147,984.79	0.00	0.00	57,879,471.95
2-A-3B	FLT		$90,000,000.00	63,633,258.63	290,132.31	1,992,319.56	2,282,451.87	0.00	0.00	61,640,939.07
1-X	CSTR		$0.00	0.00	1,170,719.75	0.00	1,170,719.75	0.00	0.00	0.00
2-X	CSTR		$0.00	0.00	1,103,586.34	0.00	1,103,586.34	0.00	0.00	0.00
A-R	R		$100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB		$12,201,000.00	12,119,115.08	57,599.46	19.84	57,619.30	0.00	0.00	12,119,095.24
B-2	SUB		$49,300,000.00	48,969,131.46	234,711.77	80.15	234,791.92	0.00	0.00	48,969,051.31
B-3	SUB		$33,764,000.00	33,537,398.66	167,500.67	54.89	167,555.56	0.00	0.00	33,537,343.77
B-4	SUB		$14,470,000.00	14,372,887.07	72,479.28	23.52	72,502.80	0.00	0.00	14,372,863.55
B-5	SUB		$13,264,000.00	13,174,980.92	67,924.35	21.56	67,945.91	0.00	0.00	13,174,959.36
B-6	SUB		$10,853,000.00	10,780,161.95	57,054.01	17.64	57,071.65	0.00	0.00	10,780,144.31
B-7	SUB		$9,647,000.00	9,582,255.80	50,714.09	15.68	50,729.77	0.00	0.00	9,582,240.12
B-8	SUB		$7,235,000.00	7,186,443.52	38,034.25	11.76	38,046.01	0.00	0.00	7,186,431.76
B-9	SUB		$16,882,000.00	16,768,699.34	88,748.34	27.45	88,775.79	0.00	0.00	16,768,671.89
B-10	SUB		$18,088,000.00	17,966,605.49	95,088.26	29.41	95,117.67	0.00	0.00	17,966,576.08
B-11	SUB		$13,269,015.79	13,179,963.02	69,754.95	21.57	69,776.52	0.00	0.00	13,179,941.45
B-X	CSTR		$0.00	0.00	210,836.90	0.00	210,836.90	0.00	0.00	0.00
P-1	SUB		$100.00	100.00	797,797.90	0.00	797,797.90	0.00	0.00	100.00
P-2	SUB		$100.00	100.00	350,725.22	0.00	350,725.22	0.00	0.00	100.00

Total			2,411,782,315.79	1,779,730,177.64	12,040,014.56	61,423,131.98	73,463,146.54	0.00	0.00	1,718,307,045.66

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	11/27/06	12/25/06	A-Act/360	45660LVZ9	629,654,000.00	723.765642	3.282478	33.989218	37.271697	689.776423
1-A-2	11/27/06	12/25/06	A-Act/360	45660LWA3	262,356,000.00	723.765642	3.573995	33.989218	37.563213	689.776423
1-A-3A	11/27/06	12/25/06	A-Act/360	45660LWB1	77,413,000.00	723.765642	3.358273	33.989218	37.347491	689.776423
1-A-3B	11/27/06	12/25/06	A-Act/360	45660LWC9	80,000,000.00	723.765642	3.299969	33.989219	37.289188	689.776423
2-A-1A	11/27/06	12/25/06	A-Act/360	45660LWD7	398,032,000.00	707.036207	3.206606	22.136884	25.343490	684.899323
2-A-1B	11/27/06	12/25/06	A-Act/360	45660LWE5	300,000,000.00	707.036207	3.474297	22.136884	25.611181	684.899323
2-A-2A	11/27/06	12/25/06	A-Act/360	45660LWV7	50,000,000.00	707.036207	3.246475	22.136884	25.383359	684.899323
2-A-2B	11/01/06	11/30/06	A-30/360	45660LWW5	65,846,000.00	707.036206	3.628274	22.136884	25.765158	684.899323
2-A-2C	11/27/06	12/25/06	A-Act/360	45660LWF2	175,000,000.00	707.036207	3.377473	22.136884	25.514357	684.899323
2-A-3A	11/27/06	12/25/06	A-Act/360	45660LWG0	84,508,000.00	707.036207	3.280648	22.136884	25.417532	684.899323
2-A-3B	11/27/06	12/25/06	A-Act/360	45660LWH8	90,000,000.00	707.036207	3.223692	22.136884	25.360576	684.899323
1-X	11/01/06	11/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	1.115584	0.000000	1.115584	0.000000
2-X	11/01/06	11/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.948599	0.000000	0.948599	0.000000
A-R	11/01/06	11/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	11/27/06	12/25/06	A-Act/360	45660LWJ4	12,201,000.00	993.288671	4.720880	0.001626	4.722506	993.287045
B-2	11/27/06	12/25/06	A-Act/360	45660LWK1	49,300,000.00	993.288671	4.760888	0.001626	4.762514	993.287045
B-3	11/27/06	12/25/06	A-Act/360	45660LWL9	33,764,000.00	993.288670	4.960925	0.001626	4.962551	993.287044
B-4	11/27/06	12/25/06	A-Act/360	45660LWM7	14,470,000.00	993.288671	5.008934	0.001625	5.010560	993.287046
B-5	11/27/06	12/25/06	A-Act/360	45660LWN5	13,264,000.00	993.288670	5.120955	0.001625	5.122581	993.287045
B-6	11/27/06	12/25/06	A-Act/360	45660LWP0	10,853,000.00	993.288671	5.256981	0.001625	5.258606	993.287046
B-7	11/27/06	12/25/06	A-Act/360	45660LWQ8	9,647,000.00	993.288670	5.256980	0.001625	5.258606	993.287045
B-8	11/27/06	12/25/06	A-Act/360	45660LWR6	7,235,000.00	993.288669	5.256980	0.001625	5.258605	993.287044
B-9	11/27/06	12/25/06	A-Act/360	45660LWX3	16,882,000.00	993.288671	5.256980	0.001626	5.258606	993.287045
B-10	11/27/06	12/25/06	A-Act/360	45660LWY1	18,088,000.00	993.288671	5.256980	0.001626	5.258606	993.287046
B-11	11/27/06	12/25/06	A-Act/360	45660LWZ8	13,269,015.79	993.288668	5.256980	0.001626	5.258606	993.287042
B-X	11/01/06	11/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	1.059626	0.000000	1.059626	0.000000
P-1	11/25/06	12/24/06	A-30/360	45660LYU7	100.00	1,000.000000	7,977,979.000000	0.000000	7,977,979.000000	1,000.000000
P-2	11/25/06	12/24/06	A-30/360	45660LYV5	100.00	1,000.000000	3,507,252.200000	0.000000	3,507,252.200000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	37,853,970.55	191,512,120.25	3,821,395.74	195,333,515.99	233,187,486.54	0.00	0.00	434,320,484.01
1-A-2	262,356,000.00	17,337,340.74	79,796,767.48	1,592,249.24	81,389,016.72	98,726,357.46	0.00	0.00	180,966,983.28
1-A-3A	77,413,000.00	4,774,019.12	23,545,515.09	469,822.65	24,015,337.74	28,789,356.86	0.00	0.00	53,397,662.26
1-A-3B	80,000,000.00	4,838,124.79	24,332,362.86	485,523.26	24,817,886.12	29,656,010.91	0.00	0.00	55,182,113.88
2-A-1A	398,032,000.00	23,572,679.34	122,983,608.15	2,436,544.65	125,420,152.80	148,992,832.14	0.00	0.00	272,611,847.20
2-A-1B	300,000,000.00	19,425,623.77	92,693,759.41	1,836,443.79	94,530,203.20	113,955,826.97	0.00	0.00	205,469,796.80
2-A-2A	50,000,000.00	3,002,327.24	15,448,959.90	306,073.97	15,755,033.87	18,757,361.11	0.00	0.00	34,244,966.13
2-A-2B	65,846,000.00	3,802,357.30	20,345,044.28	403,074.93	20,748,119.21	24,550,476.51	0.00	0.00	45,097,880.79
2-A-2C	175,000,000.00	10,981,639.72	54,071,359.67	1,071,258.88	55,142,618.55	66,124,258.27	0.00	0.00	119,857,381.45
2-A-3A	84,508,000.00	5,134,061.67	26,111,214.08	517,313.97	26,628,528.05	31,762,589.72	0.00	0.00	57,879,471.95
2-A-3B	90,000,000.00	5,361,839.21	27,808,127.78	550,933.14	28,359,060.93	33,720,900.14	0.00	0.00	61,640,939.07
1-X	0.00	12,618,393.80	0.00	0.00	0.00	12,618,393.80	0.00	0.00	0.00
2-X	0.00	11,278,669.23	0.00	0.00	0.00	11,278,669.23	0.00	0.00	0.00
A-R	100.00	138,549.42	82.31	17.69	100.00	138,649.42	0.00	0.00	0.00
B-1	12,201,000.00	859,279.02	0.00	81,904.76	81,904.76	941,183.78	0.00	0.00	12,119,095.24
B-2	49,300,000.00	3,504,471.47	0.00	330,948.69	330,948.69	3,835,420.16	0.00	0.00	48,969,051.31
B-3	33,764,000.00	2,511,130.69	0.00	226,656.23	226,656.23	2,737,786.92	0.00	0.00	33,537,343.77
B-4	14,470,000.00	1,087,597.61	0.00	97,136.45	97,136.45	1,184,734.06	0.00	0.00	14,372,863.55
B-5	13,264,000.00	1,021,377.70	0.00	89,040.64	89,040.64	1,110,418.34	0.00	0.00	13,174,959.36
B-6	10,853,000.00	859,990.25	0.00	72,855.69	72,855.69	932,845.94	0.00	0.00	10,780,144.31
B-7	9,647,000.00	755,707.99	0.00	64,759.88	64,759.88	820,467.87	0.00	0.00	9,582,240.12
B-8	7,235,000.00	554,203.17	0.00	48,568.24	48,568.24	602,771.41	0.00	0.00	7,186,431.76
B-9	16,882,000.00	1,293,166.30	0.00	113,328.11	113,328.11	1,406,494.41	0.00	0.00	16,768,671.89
B-10	18,088,000.00	1,385,546.27	0.00	121,423.92	121,423.92	1,506,970.19	0.00	0.00	17,966,576.08
B-11	13,269,015.79	1,016,410.61	0.00	89,074.22	89,074.22	1,105,484.83	0.00	0.00	13,179,941.45
B-X	0.00	1,312,770.75	0.00	0.00	0.00	1,312,770.75	0.00	0.00	0.00
P-1	100.00	6,245,415.30	0.00	0.00	0.00	6,245,415.30	0.00	0.00	100.00
P-2	100.00	4,052,591.87	0.00	0.00	0.00	4,052,591.87	0.00	0.00	100.00

Total	2,411,782,315.79	186,579,254.90	678,648,921.26	14,826,348.74	693,475,270.01	880,054,524.91	0.00	0.00	1,718,307,045.66

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63000%	455,721,931.38	2,066,825.55	0.00	0.00	0.00	2,066,825.55	2,066,825.55	0.00
1-A-2	6.13000%	189,884,258.68	937,659.02	0.00	0.00	0.00	937,659.02	937,659.02	0.00
1-A-3A	5.76000%	56,028,869.63	259,973.96	0.00	0.00	0.00	259,973.96	259,973.96	0.00
1-A-3B	5.66000%	57,901,251.36	263,997.54	0.00	0.00	0.00	263,997.54	263,997.54	0.00
2-A-1A	5.63000%	281,423,035.40	1,276,331.64	0.00	0.00	0.00	1,276,331.64	1,276,331.64	0.00
2-A-1B	6.10000%	212,110,861.99	1,042,289.21	0.00	0.00	0.00	1,042,289.21	1,042,289.21	0.00
2-A-2A	5.70000%	35,351,810.33	162,323.73	0.00	0.00	0.00	162,323.73	162,323.73	0.00
2-A-2B	6.15800%	46,555,506.05	238,907.34	0.00	0.00	0.00	238,907.34	238,907.34	0.00
2-A-2C	5.93000%	123,731,336.14	591,057.72	0.00	0.00	0.00	591,057.72	591,057.72	0.00
2-A-3A	5.76000%	59,750,215.74	277,241.00	0.00	0.00	0.00	277,241.00	277,241.00	0.00
2-A-3B	5.66000%	63,633,258.63	290,132.31	0.00	0.00	0.00	290,132.31	290,132.31	0.00
1-X	0.00000%	0.00	1,170,719.75	0.00	0.00	0.00	1,170,719.75	1,170,719.75	0.00
2-X	0.00000%	0.00	1,103,586.34	0.00	0.00	0.00	1,103,586.34	1,103,586.34	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90000%	12,119,115.08	57,599.46	0.00	0.00	0.00	57,599.46	57,599.46	0.00
B-2	5.95000%	48,969,131.46	234,711.77	0.00	0.00	0.00	234,711.77	234,711.77	0.00
B-3	6.20000%	33,537,398.66	167,500.67	0.00	0.00	0.00	167,500.67	167,500.67	0.00
B-4	6.26000%	14,372,887.07	72,479.28	0.00	0.00	0.00	72,479.28	72,479.28	0.00
B-5	6.40000%	13,174,980.92	67,924.35	0.00	0.00	0.00	67,924.35	67,924.35	0.00
B-6	6.57000%	10,780,161.95	57,054.01	0.00	0.00	0.00	57,054.01	57,054.01	0.00
B-7	6.57000%	9,582,255.80	50,714.09	0.00	0.00	0.00	50,714.09	50,714.09	0.00
B-8	6.57000%	7,186,443.52	38,034.25	0.00	0.00	0.00	38,034.25	38,034.25	0.00
B-9	6.57000%	16,768,699.34	88,748.34	0.00	0.00	0.00	88,748.34	88,748.34	0.00
B-10	6.57000%	17,966,605.49	95,088.26	0.00	0.00	0.00	95,088.26	95,088.26	0.00
B-11	6.57000%	13,179,963.02	69,754.95	0.00	0.00	0.00	69,754.95	69,754.95	0.00
B-X	0.00000%	0.00	210,836.90	0.00	0.01	0.00	210,836.91	210,836.90	0.01
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	797,797.90	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	350,725.22	0.00

Total		1,779,730,177.64	10,891,491.44	0.00	0.01	0.00	10,891,491.45	12,040,014.56	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR	$	0.00	0.00	1,170,719.75	0.00	1,170,719.75	0.00	0.00	0.00
2-X-IO	CSTR	$	0.00	0.00	1,103,586.34	0.00	1,103,586.34	0.00	0.00	0.00
B-X-IO	CSTR	$	0.00	0.00	210,836.90	0.00	210,836.90	0.00	0.00	0.00
1-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR	$	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,485,142.99	0.00	2,485,142.99	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	11/01/06	11/30/06	A-30/360	1,049,423,000.00		723.765642	1.115584	0.000000	1.115584	689.776423
2-X-IO	11/01/06	11/30/06	A-30/360	1,163,386,000.00		707.036207	0.948599	0.000000	0.948599	684.899323
B-X-IO	11/01/06	11/30/06	A-30/360	198,973,015.00		993.288674	1.059626	0.000000	1.059626	993.287049
1-X-PO	11/01/06	11/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	11/01/06	11/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	11/01/06	11/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	11/01/06	11/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	12,618,373.20	0.00	0.00	0.00	12,618,393.80	0.00	0.00	0.00
2-X-IO	0.00	11,278,669.23	0.00	0.00	0.00	11,278,669.23	0.00	0.00	0.00
B-X-IO	0.00	1,312,770.73	0.00	0.00	0.00	1,312,770.73	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	25,209,813.16	0.00	0.00	0.00	25,209,833.76	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.84963%	759,536,311.05	1,170,719.75	0.00	0.00	0.00	1,170,719.75	1,170,719.75	0.00
2-X-IO	1.60999%	822,556,024.28	1,103,586.34	0.00	0.00	0.00	1,103,586.34	1,103,586.34	0.00
B-X-IO	1.28014%	197,637,642.31	210,836.90	0.00	0.01	0.00	210,836.91	210,836.90	0.01
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,779,729,977.64	2,485,142.99	0.00	0.01	0.00	2,485,143.00	2,485,142.99	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	25,754,017.56	35,669,114.43	61,423,131.99
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	25,754,017.56	35,669,114.43	61,423,131.99
Interest Collections	5,667,764.99	5,345,083.42	11,012,848.40
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	350,725.22	797,797.90	1,148,523.12
Interest Fees	(50,841.69)	(60,725.01)	(121,356.98)
TOTAL NET INTEREST	5,967,648.52	6,082,156.31	12,040,014.55
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	31,721,666.08	41,751,270.74	73,463,146.54

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,466.97	426.14	2,893.11
Curtailments	(2,102,451.59)	(1,880,426.06)	(3,982,877.65)
Prepayments In Full	27,854,002.18	37,549,114.35	65,403,116.53
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,466.97)	(426.14)	(2,893.11)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,466.97	426.14	2,893.11
TOTAL PRINCIPAL COLLECTED	25,754,017.56	35,669,114.43	61,423,131.99

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	5,906,826.97	5,551,361.91	11,458,188.88
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(16,641.65)	(29,570.16)	(46,211.81)
Delinquent Interest	(4,879,281.62)	(4,295,178.83)	(9,174,460.45)
Compensating Interest	16,641.65	29,570.16	46,211.81
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,640,219.64	4,088,900.34	8,729,119.98
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	5,667,764.99	5,345,083.42	11,012,848.40

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	350,725.22	797,797.90	1,148,523.12
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	350,725.22	797,797.90	1,148,523.12

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	50,455.67	60,369.48	110,825.15
Class 1-A-3B Ambac Premium			4,664.27
Class 2-A-3B Ambac Premium			5,126.01
Trustee Fees	386.02	355.53	741.55
TOTAL INTEREST FEES	50,841.69	60,725.01	121,356.98

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			4,664.27
Class 2-A-3B Ambac Premium			5,126.01

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,839	3,574	5,413
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(57)	(155)	(212)
Repurchases	0	0	0
Liquidations	0	0	0
Current	1,782	3,419	5,201
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	926,456,477.08	853,273,500.57	1,779,729,977.65
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,466.97)	(426.14)	(2,893.11)
Partial Prepayments	2,102,451.59	1,880,426.06	3,982,877.65
Full Voluntary Prepayments	(27,854,002.18)	(37,549,114.35)	(65,403,116.53)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	900,702,459.52	817,604,386.14	1,718,306,845.66

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.55585%	7.71163%	7.63080%
Weighted Average Coupon Current	7.65086%	7.80715%	7.72579%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	344	345	345
Weighted Average Months to Maturity Current	343	344	344
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	344	345	345
Weighted Avg Remaining Amortization Term Current	343	344	344
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	15.46	15.23	15.35
Weighted Average Seasoning Current	16.47	16.23	16.35

Weighted Average Coupon by Groups

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jan-05
Jul-05
Jan-06
Jul-06
Group 1
Group 2

Total Weighted Average Coupon

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jan-05
Jul-05
Jan-06
Jul-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Jan-05
Jul-05
Jan-06
Jul-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Jan-05
Jul-05
Jan-06
Jul-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.89063%	3.04822%	2.96645%
Weighted Average Margin Current	2.89307%	3.05018%	2.96840%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.04240%	8.91447%	8.98085%
Weighted Average Max Rate Current	9.04889%	8.85312%	8.95503%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	50,455.67	60,369.48	110,825.15
Delinquent Servicing Fees	239,061.98	206,278.49	445,340.47
TOTAL SERVICING FEES	289,517.65	266,647.97	556,165.62

Total Servicing Fees	289,517.65	266,647.97	556,165.62
Compensating Interest	(16,641.65)	(29,570.16)	(46,211.81)
Delinquent Servicing Fees	(239,061.98)	(206,278.49)	(445,340.47)
COLLECTED SERVICING FEES	33,814.02	30,799.33	64,613.35
Total Advanced Interest	4,640,219.64	4,088,900.34	8,729,119.98
Total Advanced Principal	2,466.97	426.14	2,893.11
Aggregate Advances with respect to this Distribution	4,642,686.61	4,089,326.48	8,732,013.09

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	16,641.65	29,570.16	46,211.81
Compensating Interest	(16,641.65)	(29,570.16)	(46,211.81)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.275364%	7.431650%	7.350294%
Current Deferred Interest	2,762,519.53	2,629,611.06	5,392,130.59
Cumulative Deferred Interest	2,762,519.53	2,629,611.06	5,392,130.59
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		47,647,180.16	9,854,902.47	11,682,587.97	69,184,670.60
	% Balance		2.77%	0.57%	0.68%	4.03%
	# Loans		142	30	30	202
	% # Loans		2.73%	0.58%	0.58%	3.88%

FORECLOSURE	Balance	346,484.53	0.00	0.00	5,270,828.44	5,617,312.97
	% Balance	0.02%	0.00%	0.00%	0.31%	0.33%
	# Loans	1	0	0	14	15
	% # Loans	0.02%	0.00%	0.00%	0.27%	0.29%

BANKRUPTCY	Balance	2,721,186.25	380,724.84	609,696.73	1,454,173.87	5,165,781.69
	% Balance	0.16%	0.02%	0.04%	0.08%	0.30%
	# Loans	8	1	3	5	17
	% # Loans	0.15%	0.02%	0.06%	0.10%	0.33%

REO	Balance	0.00	0.00	0.00	980,240.85	980,240.85
	% Balance	0.00%	0.00%	0.00%	0.06%	0.06%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.04%	0.04%

TOTAL	Balance	3,067,670.78	48,027,905.00	10,464,599.20	19,387,831.13	80,948,006.11
	% Balance	0.18%	2.80%	0.61%	1.13%	4.71%
	# Loans	9	143	33	51	236
	% # Loans	0.17%	2.75%	0.63%	0.98%	4.54%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		20,780,537.73	4,601,110.52	4,142,457.15	29,524,105.40
	% Balance		2.54%	0.56%	0.51%	3.61%
	# Loans		86	18	15	119
	% # Loans		2.52%	0.53%	0.44%	3.48%

FORECLOSURE	Balance	346,484.53	0.00	0.00	1,273,420.29	1,619,904.82
	% Balance	0.04%	0.00%	0.00%	0.16%	0.20%
	# Loans	1	0	0	7	8
	% # Loans	0.03%	0.00%	0.00%	0.20%	0.23%

BANKRUPTCY	Balance	1,322,994.01	0.00	609,696.73	1,454,173.87	3,386,864.61
	% Balance	0.16%	0.00%	0.07%	0.18%	0.41%
	# Loans	5	0	3	5	13
	% # Loans	0.15%	0.00%	0.09%	0.15%	0.38%

REO	Balance	0.00	0.00	0.00	306,679.30	306,679.30
	% Balance	0.00%	0.00%	0.00%	0.04%	0.04%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.03%	0.03%

TOTAL	Balance	1,669,478.54	20,780,537.73	5,210,807.25	7,176,730.61	34,837,554.13
	% Balance	0.20%	2.54%	0.64%	0.88%	4.26%
	# Loans	6	86	21	28	141
	% # Loans	0.18%	2.52%	0.61%	0.82%	4.12%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		26,866,642.43	5,253,791.95	7,540,130.82	39,660,565.20
	% Balance		2.98%	0.58%	0.84%	4.40%
	# Loans		56	12	15	83
	% # Loans		3.14%	0.67%	0.84%	4.66%

FORECLOSURE	Balance	0.00	0.00	0.00	3,997,408.15	3,997,408.15
	% Balance	0.00%	0.00%	0.00%	0.44%	0.44%
	# Loans	0	0	0	7	7
	% # Loans	0.00%	0.00%	0.00%	0.39%	0.39%

BANKRUPTCY	Balance	1,398,192.24	380,724.84	0.00	0.00	1,778,917.08
	% Balance	0.16%	0.04%	0.00%	0.00%	0.20%
	# Loans	3	1	0	0	4
	% # Loans	0.17%	0.06%	0.00%	0.00%	0.22%

REO	Balance	0.00	0.00	0.00	673,561.55	673,561.55
	% Balance	0.00%	0.00%	0.00%	0.07%	0.07%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.06%	0.06%

TOTAL	Balance	1,398,192.24	27,247,367.27	5,253,791.95	12,211,100.52	46,110,451.98
	% Balance	0.16%	3.03%	0.58%	1.36%	5.12%
	# Loans	3	57	12	23	95
	% # Loans	0.17%	3.20%	0.67%	1.29%	5.33%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became REO Property in a Prior Period:
121775582 2	650,000.00	673,561.55	01-Dec-2005	8.250%	VA - 78.79%	360	01-Aug-2005
121784112 1	296,000.00	306,679.30	01-Jan-2006	7.808%	GA - 80.00%	360	01-Sep-2005

TOTAL	946,000.00	980,240.85

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
121599975	1	120,000.00	124,763.07	01-Jun-2006	7.958%	FL - 80.00%	360	01-Aug-2005
121612709	1	188,000.00	194,944.93	01-Jun-2006	8.008%	NJ - 80.00%	360	01-Oct-2005
121653298	2	396,000.00	410,287.10	01-Jun-2006	7.808%	CT - 75.00%	360	01-Sep-2005
121693206	2	402,750.00	417,016.23	01-Jun-2006	7.758%	CA - 75.00%	360	01-Aug-2005
121713653	2	636,000.00	433,218.83	01-Jul-2006	7.758%	CA - 80.00%	360	01-Sep-2005
121752366	1	185,000.00	191,996.02	01-Jul-2006	8.000%	CA - 61.67%	360	01-Aug-2005
TOTAL		1,927,750.00	1,772,226.18

Became Foreclosure Property in a Prior Period:
121523429	1	79,000.00	80,402.38	01-Apr-2006	8.208%	PA - 69.91%	360	01-Aug-2005
121555840	2	704,000.00	732,654.88	01-May-2006	8.058%	NJ - 80.00%	360	01-Aug-2005
121566173	1	272,000.00	282,989.23	01-Mar-2006	8.008%	FL - 80.00%	360	01-Aug-2005
121593597	2	628,000.00	641,995.28	01-May-2006	6.758%	FL - 80.00%	360	01-Sep-2005
121604301	1	180,000.00	186,256.36	01-Nov-2005	7.708%	FL - 80.00%	360	01-Sep-2005
121673152	2	408,750.00	423,094.79	01-Jun-2006	7.858%	CA - 75.00%	360	01-Oct-2005
121698556	2	910,000.00	939,141.04	01-Apr-2006	7.608%	NJ - 70.00%	360	01-Oct-2005
121773192	1	335,000.00	346,484.53	01-Nov-2006	7.808%	MA - 56.30%	360	01-Oct-2005
121783771	1	205,000.00	212,068.30	01-Mar-2006	7.808%	FL - 72.70%	360	01-Oct-2005
TOTAL		3,721,750.00	3,845,086.79

TOTAL		5,649,500.00	5,617,312.97

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	57	155	212
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	57	155	212
Curtailments Amount	(2,102,451.59)	(1,880,426.06)	(3,982,877.65)
Paid in Full Balance	27,854,002.18	37,549,114.35	65,403,116.53
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	25,751,550.59	35,668,688.29	61,420,238.88
Cumulative

Number of Paid in Full Loans	762	1,435	2,197
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	773	1,460	2,233
Paid in Full Balance	386,834,775.18	344,654,422.75	731,489,197.93
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(27,372,701.89)	(25,467,574.75)	(52,840,276.64)
Total Prepayment Amount	366,831,557.95	325,625,166.87	692,456,724.82

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

VOLUNTARY PREPAYMENTS RATES

	Group 2	Group 1	Total

SMM	2.78%	4.18%	3.45%
3 Months Avg SMM	3.51%	4.21%	3.85%
12 Months Avg SMM	2.55%	2.58%	2.56%
Avg SMM Since Cut-off	2.25%	2.21%	2.23%

CPR	28.70%	40.10%	34.39%
3 Months Avg CPR	34.85%	40.35%	37.54%
12 Months Avg CPR	26.70%	26.88%	26.79%
Avg CPR Since Cut-off	23.92%	23.52%	23.73%

PSA	871.46%	1,235.16%	1,051.41%
3 Months Avg PSA Approximation	1,126.75%	1,324.04%	1,222.41%
12 Months Avg PSA Approximation	1,215.43%	1,249.54%	1,231.55%
Avg PSA Since Cut-off Approximation	1,260.28%	1,270.04%	1,264.95%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

CPR Avg since Cut-Off by Groups

24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jan-05
Jul-05
Jan-06
Jul-06
Group 1
Group 2

Total CPR Avg since Cut-Off

24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jan-05
Jul-05
Jan-06
Jul-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jan-05
Jul-05
Jan-06
Jul-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jan-05
Jul-05
Jan-06
Jul-06

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidation Balance)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120395571	1		260,000.00	266,273.60	01-Dec-2006	7.108%	WA - 80.00%	Paid Off - 360	01-May-2005
121121521	1		348,626.00	347,745.26	07-Dec-2006	7.508%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121125189	2		537,750.00	555,960.68	15-Dec-2006	7.708%	MA - 75.00%	Paid Off - 360	01-Jul-2005
121141462	1		210,000.00	218,092.50	01-Dec-2006	8.108%	MA - 75.00%	Paid Off - 360	01-Jul-2005
121150357	2		368,165.00	369,732.88	06-Dec-2006	7.708%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121205809	2		380,000.00	388,182.66	15-Dec-2006	8.008%	CA - 62.30%	Paid Off - 360	01-Jul-2005
121273367	1		266,250.00	275,054.70	20-Nov-2006	8.108%	IL - 75.00%	Paid Off - 360	01-Aug-2005
121277352	2		408,756.00	421,966.74	06-Dec-2006	7.658%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121277376	1		335,200.00	343,835.24	07-Dec-2006	7.908%	CT - 80.00%	Paid Off - 360	01-Sep-2005
121295878	1		154,000.00	159,167.62	05-Dec-2006	7.758%	CA - 68.44%	Paid Off - 360	01-Aug-2005
121297149	1		234,900.00	233,772.06	30-Nov-2006	7.158%	CA - 70.14%	Paid Off - 360	01-Oct-2005
121303515	2		464,000.00	471,890.51	12-Dec-2006	7.375%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121324511	1		316,000.00	325,168.60	04-Dec-2006	7.408%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121331895	2		500,000.00	501,313.48	16-Nov-2006	7.308%	CA - 77.52%	Paid Off - 360	01-Aug-2005
121337680	1		194,400.00	200,809.05	16-Nov-2006	7.708%	AK - 80.00%	Paid Off - 360	01-Aug-2005
121364051	2		430,000.00	443,427.67	12-Dec-2006	7.808%	AZ - 74.78%	Paid Off - 360	01-Oct-2005
121366094	1		261,000.00	269,091.70	22-Nov-2006	7.558%	CA - 60.00%	Paid Off - 360	01-Aug-2005
121367891	2		470,000.00	482,489.59	29-Nov-2006	7.708%	NY - 71.21%	Paid Off - 360	01-Oct-2005
121372897	2		525,000.00	537,747.48	11-Dec-2006	7.258%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121379725	1		192,000.00	198,231.88	28-Nov-2006	7.808%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121386883	2		456,000.00	458,754.06	04-Dec-2006	7.408%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121400887	1		244,800.00	252,096.45	13-Dec-2006	7.708%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121407982	1		312,000.00	321,434.35	15-Dec-2006	7.508%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121413501	1		220,000.00	220,275.34	12-Dec-2006	8.008%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121415856	2		417,000.00	426,509.03	30-Nov-2006	6.958%	CA - 60.00%	Paid Off - 360	01-Aug-2005
121431063	1		230,400.00	238,793.64	01-Dec-2006	8.008%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121431098	1		235,000.00	240,763.92	17-Nov-2006	8.008%	NJ - 67.14%	Paid Off - 360	01-Aug-2005
121432165	1		88,500.00	92,021.58	29-Nov-2006	8.258%	VA - 75.00%	Paid Off - 360	01-Aug-2005
121432248	1		198,400.00	205,466.55	01-Dec-2006	7.908%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121436081	1		311,900.00	321,980.48	29-Nov-2006	7.658%	NV - 79.98%	Paid Off - 360	01-Aug-2005
121436672	1		120,500.00	124,835.15	13-Dec-2006	8.008%	OR - 69.25%	Paid Off - 360	01-Aug-2005
121442498	2		400,000.00	388,288.29	01-Dec-2006	7.608%	CA - 59.26%	Paid Off - 360	01-Oct-2005
121448615	1		288,000.00	297,340.95	22-Nov-2006	7.808%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121452161	1		320,000.00	330,907.10	16-Nov-2006	8.008%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121455538	1		159,000.00	159,929.16	17-Nov-2006	7.808%	FL - 76.81%	Paid Off - 360	01-Aug-2005
121460752	2		600,000.00	616,382.98	30-Nov-2006	7.358%	CA - 77.42%	Paid Off - 360	01-Sep-2005
121464961	1		182,000.00	187,526.21	14-Dec-2006	7.608%	NV - 50.42%	Paid Off - 360	01-Sep-2005
121468729	1		232,500.00	240,781.08	07-Dec-2006	7.908%	MD - 75.00%	Paid Off - 360	01-Aug-2005
121471428	1		230,000.00	233,393.39	22-Nov-2006	7.808%	CA - 59.74%	Paid Off - 360	01-Aug-2005
121472809	1		310,000.00	320,836.70	28-Nov-2006	7.858%	CA - 64.99%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group Status		Balance	Amount	Date	Rate	Origination	Original Term	Date
121476204	1	266,250.00	276,085.01	13-Dec-2006	8.008%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121476681	2	633,750.00	648,259.87	16-Nov-2006	7.558%	NY - 75.00%	Paid Off - 360	01-Sep-2005
121476892	1	199,000.00	204,001.54	28-Nov-2006	7.458%	FL - 62.38%	Paid Off - 360	01-Aug-2005
121481278	1	284,000.00	291,132.92	16-Nov-2006	7.808%	CA - 69.27%	Paid Off - 360	01-Aug-2005
121481709	2	436,000.00	440,602.91	05-Dec-2006	7.758%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121483309	1	310,000.00	312,668.71	21-Nov-2006	7.358%	CO - 67.39%	Paid Off - 360	01-Aug-2005
121486412	2	536,250.00	547,482.52	04-Dec-2006	6.858%	DC - 75.00%	Paid Off - 360	01-Aug-2005
121492947	1	95,000.00	96,826.75	15-Dec-2006	7.508%	NJ - 55.88%	Paid Off - 360	01-Aug-2005
121495602	1	280,000.00	289,876.69	06-Dec-2006	8.008%	NJ - 60.22%	Paid Off - 360	01-Sep-2005
121498448	1	222,000.00	226,840.66	15-Dec-2006	7.808%	NJ - 62.89%	Paid Off - 360	01-Sep-2005
121500809	1	141,600.00	140,885.60	30-Nov-2006	7.908%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121501580	1	235,724.00	243,354.13	13-Dec-2006	8.108%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121505712	2	540,000.00	550,478.42	11-Dec-2006	7.258%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121508106	1	337,500.00	336,339.40	12-Dec-2006	7.908%	GA - 78.49%	Paid Off - 360	01-Jul-2005
121508208	1	205,000.00	210,678.24	11-Dec-2006	7.408%	NC - 76.49%	Paid Off - 360	01-Sep-2005
121509152	2	428,000.00	441,851.67	04-Dec-2006	7.908%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121509767	1	275,000.00	284,430.24	30-Nov-2006	7.808%	NJ - 73.33%	Paid Off - 360	01-Aug-2005
121511950	1	130,000.00	134,925.95	30-Nov-2006	8.108%	CA - 73.03%	Paid Off - 360	01-Aug-2005
121513739	1	248,000.00	248,840.58	04-Dec-2006	7.808%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121513776	1	260,000.00	260,107.37	05-Dec-2006	7.500%	VA - 80.00%	Paid Off - 360	01-Jun-2005
121514920	1	75,000.00	77,349.07	21-Nov-2006	8.233%	MI - 60.00%	Paid Off - 360	01-Sep-2005
121517180	1	444,000.00	444,291.02	13-Dec-2006	7.908%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121521023	1	230,000.00	235,913.70	30-Nov-2006	7.508%	NY - 78.77%	Paid Off - 360	01-Aug-2005
121526686	1	215,800.00	213,473.68	06-Dec-2006	7.808%	FL - 65.00%	Paid Off - 360	01-Aug-2005
121526907	1	80,000.00	82,598.01	17-Nov-2006	7.808%	CT - 43.48%	Paid Off - 360	01-Sep-2005
121528622	1	63,700.00	65,148.73	27-Nov-2006	7.533%	SC - 70.00%	Paid Off - 360	01-Sep-2005
121530852	1	148,880.00	153,261.67	21-Nov-2006	7.708%	ME - 80.00%	Paid Off - 360	01-Oct-2005
121534434	1	245,500.00	250,952.88	27-Nov-2006	7.658%	MA - 79.19%	Paid Off - 360	01-Aug-2005
121535558	1	332,000.00	344,998.07	28-Nov-2006	8.125%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121537918	1	332,000.00	329,662.31	27-Nov-2006	7.708%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121538649	2	365,000.00	373,848.98	30-Nov-2006	8.008%	CA - 69.52%	Paid Off - 360	01-Aug-2005
121544729	1	275,900.00	273,646.95	20-Nov-2006	8.008%	AZ - 79.97%	Paid Off - 360	01-Aug-2005
121545565	2	500,000.00	516,827.74	22-Nov-2006	7.808%	CA - 76.92%	Paid Off - 360	01-Aug-2005
121549508	1	252,000.00	254,935.30	21-Nov-2006	7.808%	FL - 71.39%	Paid Off - 360	01-Aug-2005
121549650	1	126,000.00	129,977.78	11-Dec-2006	8.008%	FL - 74.12%	Paid Off - 360	01-Aug-2005
121553394	1	136,013.00	138,803.09	30-Nov-2006	7.708%	MN - 80.00%	Paid Off - 360	01-Aug-2005
121554786	2	700,000.00	718,300.56	01-Dec-2006	7.208%	CA - 61.40%	Paid Off - 360	01-Aug-2005
121564476	1	192,000.00	198,161.75	05-Dec-2006	7.908%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121567375	1	144,000.00	147,149.07	30-Nov-2006	7.875%	CA - 80.00%	Paid Off - 360	01-Apr-2005
121568011	1	341,900.00	352,177.34	22-Nov-2006	7.708%	VA - 74.81%	Paid Off - 360	01-Sep-2005
121568354	2	425,000.00	438,246.30	16-Nov-2006	7.708%	CA - 40.48%	Paid Off - 360	01-Aug-2005
121569399	1	300,000.00	310,578.19	13-Dec-2006	8.008%	CA - 68.97%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121570451	1		110,000.00	113,789.93	30-Nov-2006	7.908%	UT - 78.57%	Paid Off - 360	01-Aug-2005
121570632	2		596,000.00	616,641.62	16-Nov-2006	7.958%	CA - 61.70%	Paid Off - 360	01-Sep-2005
121571188	1		237,000.00	245,754.54	16-Nov-2006	8.008%	FL - 62.70%	Paid Off - 360	01-Aug-2005
121572051	2		427,200.00	425,669.07	17-Nov-2006	7.908%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121572877	1		286,500.00	293,660.08	20-Nov-2006	7.808%	NJ - 79.58%	Paid Off - 360	01-Aug-2005
121575096	2		498,000.00	516,231.19	08-Dec-2006	7.983%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121578448	1		139,100.00	141,649.39	28-Nov-2006	7.808%	MI - 74.99%	Paid Off - 360	01-Aug-2005
121580167	1		233,200.00	241,374.27	12-Dec-2006	8.008%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121582224	1		180,000.00	184,140.55	12-Dec-2006	7.658%	AZ - 80.00%	Paid Off - 360	01-Aug-2005
121582583	1		344,000.00	344,621.03	27-Nov-2006	8.008%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121582803	1		144,000.00	147,398.87	30-Nov-2006	7.358%	NM - 80.00%	Paid Off - 360	01-Sep-2005
121586124	1		330,800.00	341,704.45	30-Nov-2006	7.758%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121587071	1		204,000.00	210,931.91	16-Nov-2006	7.808%	NY - 45.33%	Paid Off - 360	01-Aug-2005
121593136	1		315,000.00	325,337.11	30-Nov-2006	7.808%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121597297	1		276,000.00	277,536.01	30-Nov-2006	7.408%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121601673	1		120,000.00	121,951.81	12-Dec-2006	7.750%	CA - 30.15%	Paid Off - 360	01-Jul-2005
121602301	1		196,000.00	201,951.26	21-Nov-2006	7.608%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121602803	1		257,500.00	265,787.86	20-Nov-2006	7.908%	FL - 72.33%	Paid Off - 360	01-Sep-2005
121607164	1		263,475.00	275,387.86	30-Nov-2006	8.508%	VA - 75.00%	Paid Off - 360	01-Jul-2005
121610854	1		287,000.00	285,786.92	08-Dec-2006	8.008%	CA - 69.16%	Paid Off - 360	01-Oct-2005
121615863	2		450,000.00	446,218.63	16-Nov-2006	8.008%	CA - 65.98%	Paid Off - 360	01-Aug-2005
121623966	2		585,600.00	584,585.73	30-Nov-2006	7.258%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121627126	1		350,000.00	353,027.23	28-Nov-2006	8.108%	NJ - 73.38%	Paid Off - 360	01-Sep-2005
121628437	1		329,250.00	316,470.17	05-Dec-2006	7.808%	NJ - 75.69%	Paid Off - 360	01-Sep-2005
121630833	1		273,600.00	270,448.85	13-Dec-2006	7.808%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121637549	1		178,000.00	177,761.99	20-Nov-2006	7.808%	VA - 48.37%	Paid Off - 360	01-Sep-2005
121638385	2		471,200.00	485,795.82	30-Nov-2006	7.658%	CA - 79.33%	Paid Off - 360	01-Sep-2005
121639561	2		415,000.00	423,621.14	07-Dec-2006	7.625%	AZ - 74.11%	Paid Off - 360	01-Aug-2005
121639590	2		472,404.00	488,368.82	15-Dec-2006	8.000%	AZ - 80.00%	Paid Off - 360	01-Aug-2005
121639897	1		161,000.00	165,717.08	14-Dec-2006	7.908%	RI - 74.88%	Paid Off - 360	01-Oct-2005
121641370	2		500,000.00	497,448.09	28-Nov-2006	7.708%	CA - 66.49%	Paid Off - 360	01-Sep-2005
121644524	1		243,200.00	244,111.18	17-Nov-2006	7.458%	CO - 80.00%	Paid Off - 360	01-Sep-2005
121646163	1		134,000.00	137,610.32	13-Dec-2006	7.808%	CA - 47.86%	Paid Off - 360	01-Sep-2005
121650938	1		173,200.00	145,406.53	17-Nov-2006	7.808%	TX - 80.00%	Paid Off - 360	01-Sep-2005
121652085	1		260,000.00	257,904.42	29-Nov-2006	8.008%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121656406	1		292,500.00	301,586.57	14-Dec-2006	8.108%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121659542	1		297,000.00	296,779.15	22-Nov-2006	7.908%	CA - 78.16%	Paid Off - 360	01-Aug-2005
121659558	1		359,650.00	371,243.51	29-Nov-2006	7.758%	CA - 74.93%	Paid Off - 360	01-Aug-2005
121660934	2		547,000.00	564,392.03	29-Nov-2006	7.858%	MD - 64.35%	Paid Off - 360	01-Oct-2005
121666670	2		735,000.00	753,445.13	30-Nov-2006	7.558%	CA - 63.91%	Paid Off - 360	01-Sep-2005
121670450	1		249,600.00	246,930.85	14-Dec-2006	8.008%	WA - 80.00%	Paid Off - 360	01-Oct-2005
121670883	1		320,000.00	330,899.50	27-Nov-2006	8.058%	FL - 80.00%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121671253	1		175,000.00	181,155.58	22-Nov-2006	8.008%	CA - 66.04%	Paid Off - 360	01-Sep-2005
121674540	1		206,400.00	210,829.86	30-Nov-2006	7.558%	WA - 80.00%	Paid Off - 360	01-Sep-2005
121675313	2		425,000.00	424,786.40	14-Dec-2006	7.508%	CA - 57.43%	Paid Off - 360	01-Sep-2005
121676377	2		748,800.00	750,020.01	29-Nov-2006	7.158%	MA - 80.00%	Paid Off - 360	01-Sep-2005
121678635	1		184,000.00	184,250.93	15-Dec-2006	7.908%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121679120	1		280,000.00	289,378.47	01-Dec-2006	8.008%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121682183	1		280,000.00	280,725.44	11-Dec-2006	8.008%	CA - 62.92%	Paid Off - 360	01-Sep-2005
121682456	1		117,200.00	121,550.59	30-Nov-2006	8.158%	OR - 80.00%	Paid Off - 360	01-Sep-2005
121684661	1		293,600.00	302,464.57	04-Dec-2006	7.608%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121689852	1		133,600.00	137,978.46	21-Nov-2006	7.908%	OR - 80.00%	Paid Off - 360	01-Sep-2005
121690963	2		464,000.00	475,249.20	27-Nov-2006	7.108%	CA - 76.69%	Paid Off - 360	01-Sep-2005
121693183	2		525,000.00	547,316.61	30-Nov-2006	7.908%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121693185	2		377,000.00	386,660.80	27-Nov-2006	7.658%	CA - 73.20%	Paid Off - 360	01-Aug-2005
121693207	2		388,000.00	399,550.09	30-Nov-2006	7.908%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121693228	1		248,000.00	249,405.67	27-Nov-2006	7.758%	CA - 72.94%	Paid Off - 360	01-Aug-2005
121695155	1		420,000.00	432,261.40	16-Nov-2006	8.008%	IL - 75.00%	Paid Off - 360	01-Sep-2005
121695948	2		450,500.00	444,183.12	30-Nov-2006	7.608%	NJ - 77.67%	Paid Off - 360	01-Sep-2005
121696446	1		240,000.00	242,841.23	30-Nov-2006	6.875%	WA - 80.00%	Paid Off - 360	01-Aug-2005
121697488	2		368,000.00	373,382.56	01-Dec-2006	7.625%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121698039	1		175,000.00	180,742.76	04-Dec-2006	7.808%	FL - 28.09%	Paid Off - 360	01-Sep-2005
121700510	1		225,000.00	225,523.27	28-Nov-2006	8.108%	NJ - 75.00%	Paid Off - 360	01-Sep-2005
121701293	2		479,000.00	486,958.92	06-Dec-2006	7.500%	CA - 74.26%	Paid Off - 360	01-Aug-2005
121701296	1		78,000.00	80,422.14	28-Nov-2006	7.500%	KS - 62.40%	Paid Off - 360	01-Aug-2005
121701355	1		296,900.00	306,095.32	30-Nov-2006	7.658%	FL - 79.99%	Paid Off - 360	01-Sep-2005
121702398	2		530,000.00	546,356.13	06-Dec-2006	7.658%	CA - 44.17%	Paid Off - 360	01-Sep-2005
121704422	1		236,000.00	241,993.49	30-Nov-2006	7.308%	CA - 52.44%	Paid Off - 360	01-Oct-2005
121705604	2		416,000.00	416,203.51	13-Dec-2006	7.708%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121707594	1		247,000.00	250,260.28	14-Dec-2006	8.008%	CT - 68.61%	Paid Off - 360	01-Sep-2005
121712145	1		111,750.00	111,548.73	17-Nov-2006	7.908%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121713187	1		253,750.00	262,251.07	16-Nov-2006	8.008%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121713292	1		205,205.00	211,612.97	30-Nov-2006	7.808%	CA - 30.40%	Paid Off - 360	01-Oct-2005
121714058	1		213,500.00	220,504.15	27-Nov-2006	7.958%	CA - 65.69%	Paid Off - 360	01-Sep-2005
121715232	1		322,500.00	333,703.98	04-Dec-2006	8.108%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121715757	1		152,000.00	156,336.17	21-Nov-2006	7.458%	AZ - 64.14%	Paid Off - 360	01-Sep-2005
121716537	1		150,000.00	154,684.05	11-Dec-2006	7.808%	NJ - 43.48%	Paid Off - 360	01-Oct-2005
121717697	1		332,000.00	343,053.17	06-Dec-2006	8.250%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121718448	1		217,500.00	225,375.49	08-Dec-2006	8.108%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121723689	2		376,000.00	372,699.50	08-Dec-2006	7.750%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121723726	1		207,500.00	210,292.88	01-Dec-2006	8.125%	WA - 72.00%	Paid Off - 360	01-Sep-2005
121752350	1		297,000.00	306,794.48	08-Dec-2006	7.708%	CA - 79.95%	Paid Off - 360	01-Aug-2005
121754563	1		224,000.00	223,466.20	20-Nov-2006	7.908%	MI - 80.00%	Paid Off - 360	01-Sep-2005
121756862	1		250,000.00	256,783.31	17-Nov-2006	7.908%	CA - 71.43%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121757696	1		318,500.00	326,965.84	08-Dec-2006	7.958%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121761469	1		275,000.00	283,117.96	22-Nov-2006	7.908%	CA - 58.51%	Paid Off - 360	01-Sep-2005
121761659	2		388,000.00	398,356.42	29-Nov-2006	7.408%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121761803	2		576,000.00	583,247.20	20-Nov-2006	7.783%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121762216	1		315,000.00	324,512.91	22-Nov-2006	7.608%	MD - 54.31%	Paid Off - 360	01-Sep-2005
121762700	1		220,000.00	223,496.40	27-Nov-2006	8.008%	VA - 65.67%	Paid Off - 360	01-Sep-2005
121763828	1		238,000.00	245,331.59	14-Dec-2006	8.108%	CA - 67.04%	Paid Off - 360	01-Sep-2005
121764390	1		488,000.00	497,254.82	20-Nov-2006	7.708%	HI - 75.08%	Paid Off - 360	01-Oct-2005
121767090	1		345,000.00	248,792.27	30-Nov-2006	7.558%	NJ - 53.49%	Paid Off - 360	01-Oct-2005
121770419	2		376,000.00	388,168.86	07-Dec-2006	7.908%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121773657	2		454,000.00	469,325.33	06-Dec-2006	7.908%	CA - 78.96%	Paid Off - 360	01-Sep-2005
121774115	1		193,500.00	190,916.86	30-Nov-2006	7.908%	FL - 75.88%	Paid Off - 360	01-Oct-2005
121775584	1		240,000.00	247,658.80	05-Dec-2006	8.250%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121776750	1		29,400.00	30,263.32	04-Dec-2006	7.625%	MI - 56.54%	Paid Off - 360	01-Aug-2005
121777923	1		359,600.00	353,019.01	06-Dec-2006	7.908%	CA - 52.73%	Paid Off - 360	01-Oct-2005
121778242	1		150,000.00	153,008.90	17-Nov-2006	7.858%	NJ - 64.94%	Paid Off - 360	01-Oct-2005
121778903	2		600,000.00	603,461.82	30-Nov-2006	7.758%	NY - 75.00%	Paid Off - 360	01-Sep-2005
121781751	1		313,300.00	314,233.74	14-Dec-2006	7.958%	AZ - 69.98%	Paid Off - 360	01-Sep-2005
121795623	1		344,600.00	350,310.52	11-Dec-2006	7.258%	CA - 63.23%	Paid Off - 360	01-Oct-2005
121796800	2		580,000.00	598,499.40	15-Dec-2006	7.733%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121797611	1		192,750.00	198,956.74	21-Nov-2006	7.908%	GA - 75.00%	Paid Off - 360	01-Oct-2005
121800792	2		424,000.00	429,129.39	01-Dec-2006	7.908%	CA - 78.52%	Paid Off - 360	01-Oct-2005
121802052	1		260,000.00	262,404.93	20-Nov-2006	7.358%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121803364	1		317,500.00	327,404.05	05-Dec-2006	7.808%	VA - 75.60%	Paid Off - 360	01-Oct-2005
121806334	1		76,800.00	77,089.65	15-Dec-2006	8.008%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121809559	2		500,000.00	504,296.89	30-Nov-2006	7.333%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121813134	1		285,000.00	293,347.55	21-Nov-2006	7.908%	NJ - 75.00%	Paid Off - 360	01-Oct-2005
121813734	1		317,250.00	326,786.44	27-Nov-2006	7.708%	VA - 75.00%	Paid Off - 360	01-Oct-2005
121814567	1		240,000.00	237,626.86	14-Dec-2006	8.008%	CA - 65.75%	Paid Off - 360	01-Oct-2005
121828461	2		440,800.00	440,955.38	17-Nov-2006	7.758%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121830708	1		252,000.00	251,749.19	05-Dec-2006	7.875%	CA - 53.05%	Paid Off - 360	01-Sep-2005
121830740	1		189,000.00	188,789.17	11-Dec-2006	7.625%	CA - 56.42%	Paid Off - 360	01-Sep-2005
121830751	2		388,000.00	401,532.06	22-Nov-2006	8.000%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121833368	1		200,000.00	205,052.86	21-Nov-2006	7.608%	NJ - 66.45%	Paid Off - 360	01-Sep-2005
121835674	1		231,000.00	236,745.15	16-Nov-2006	7.908%	FL - 70.00%	Paid Off - 360	01-Oct-2005
121836523	1		336,000.00	347,494.37	12-Dec-2006	7.875%	CA - 73.85%	Paid Off - 360	01-Aug-2005
121836534	2		425,000.00	441,120.98	14-Dec-2006	8.083%	CA - 69.67%	Paid Off - 360	01-Aug-2005
121846453	1		252,000.00	258,315.27	30-Nov-2006	8.158%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121846456	1		348,000.00	359,439.77	30-Nov-2006	7.958%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121848029	1		311,000.00	320,302.79	01-Dec-2006	8.008%	CA - 61.58%	Paid Off - 360	01-Oct-2005
121852626	1		177,000.00	182,473.03	05-Dec-2006	7.808%	CA - 58.42%	Paid Off - 360	01-Oct-2005
121862414	1		216,000.00	217,255.25	29-Nov-2006	7.750%	AZ - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust					2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121862419	2		416,000.00	431,579.31	01-Dec-2006	8.000%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121865718	1		180,500.00	182,511.75	17-Nov-2006	7.808%	CA - 69.42%	Paid Off - 360	01-Oct-2005
121868464	1		240,000.00	241,866.30	14-Dec-2006	8.008%	OH - 75.00%	Paid Off - 360	01-Oct-2005
121885848	1		285,000.00	289,976.32	15-Dec-2006	8.108%	CA - 70.37%	Paid Off - 360	01-Oct-2005

TOTAL			64,265,998.00	65,403,116.53

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jan-05
Jul-05
Jan-06
Jul-06
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jan-05
Jul-05
Jan-06
Jul-06

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jan-05
Jul-05
Jan-06
Jul-06
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Jan-05
Jul-05
Jan-06
Jul-06

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Weighted Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2006 Distribution

Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached			No
Has Sr. Prepay Stepdown Condition Occurred			No
Has Sr. Credit Supp. Depletion Date Occured			No

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	88.785177%	89.014403%	88.895077%
Next Senior Percentage	88.464540%	88.535147%	88.498136%
Current Subordinate Percentage	11.214823%	10.985597%	11.104923%
Next Subordinate Percentage	11.535460%	11.464853%	11.501864%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			4.758000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Next Pass	Interest	NET WAC
	Through	Carryfrwd	Shortfall
CLASS	Rate	UnPaid	Paid
1-A-1	0.00000%	$0.00	$0.00
1-A-2	0.00000%	$0.00	$0.00
1-A-3A	0.00000%	$0.00	$0.00
1-A-3B	0.00000%	$0.00	$0.00
2-A-1A	0.00000%	$0.00	$0.00
2-A-1B	0.00000%	$0.00	$0.00
2-A-2A	0.00000%	$0.00	$0.00
2-A-2B	0.00000%	$0.00	$0.00
2-A-2C	0.00000%	$0.00	$0.00
2-A-3A	0.00000%	$0.00	$0.00
2-A-3B	0.00000%	$0.00	$0.00
1-X	0.00000%	$0.00	$0.00
2-X	0.00000%	$0.00	$0.00
A-R	0.00000%	$0.00	$0.00
B-1	0.00000%	$0.00	$0.00
B-2	0.00000%	$0.00	$0.00
B-3	0.00000%	$0.00	$0.00
B-4	0.00000%	$0.00	$0.00
B-5	0.00000%	$0.00	$0.00
B-6	0.00000%	$0.00	$0.00
B-7	0.00000%	$0.00	$0.00
B-8	0.00000%	$0.00	$0.00
B-9	0.00000%	$0.00	$0.00
B-10	0.00000%	$0.00	$0.00
B-11	0.00000%	$0.00	$0.00
B-X	0.00000%	$0.00	$0.00
P-1	0.00000%	$0.00	$0.00
P-2	0.00000%	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2006 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 1 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 2 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 3 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 4 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 5 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 6 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 7 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 8 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 9 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 10 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70
Current Scheduled Payments 11 Month Prior	6,359,421.54	5,939,814.91	12,299,236.46

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		19
		9. Prepayment Detail Report		24
		10. Realized Loss Report		30
		11. Realized Loss Detail Report		33
		12. Triggers and Adj. Cert. Report		34
		13. Additional Certificate Report		35
		14. Other Related Information		36

		Total Number of Pages		36

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	January 25, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	December 29, 2006	Factor Information:		(800) 735-7777
	January 24, 2007	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	434,320,484.01	2,048,544.95	21,112,921.00	23,161,465.95	0.00	0.00	413,207,563.01
1-A-2	FLT	262,356,000.00	180,966,983.28	928,963.85	8,797,056.01	9,726,019.86	0.00	0.00	172,169,927.27
1-A-3A	FLT	77,413,000.00	53,397,662.26	257,643.72	2,595,734.41	2,853,378.13	0.00	0.00	50,801,927.85
1-A-3B	FLT	80,000,000.00	55,182,113.88	261,655.19	2,682,479.07	2,944,134.26	0.00	0.00	52,499,634.81
2-A-1A	FLT	398,032,000.00	272,611,847.20	1,285,819.21	9,923,318.57	11,209,137.78	0.00	0.00	262,688,528.63
2-A-1B	FLT	300,000,000.00	205,469,796.80	1,049,608.21	7,479,287.02	8,528,895.23	0.00	0.00	197,990,509.78
2-A-2A	FLT	50,000,000.00	34,244,966.13	163,519.71	1,246,547.84	1,410,067.55	0.00	0.00	32,998,418.29
2-A-2B	FLT	65,846,000.00	45,097,880.79	234,020.42	1,641,603.78	1,875,624.20	0.00	0.00	43,456,277.01
2-A-2C	FLT	175,000,000.00	119,857,381.45	595,291.66	4,362,917.43	4,958,209.09	0.00	0.00	115,494,464.02
2-A-3A	FLT	84,508,000.00	57,879,471.95	279,268.45	2,106,865.29	2,386,133.74	0.00	0.00	55,772,606.66
2-A-3B	FLT	90,000,000.00	61,640,939.07	292,280.79	2,243,786.10	2,536,066.89	0.00	0.00	59,397,152.97
1-X	CSTR	0.00	0.00	1,022,432.32	0.00	1,022,432.32	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	972,790.64	0.00	972,790.64	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,119,095.24	59,888.53	20.30	59,908.83	0.00	0.00	12,119,074.94
B-2	SUB	49,300,000.00	48,969,051.31	244,029.11	82.04	244,111.15	0.00	0.00	48,968,969.27
B-3	SUB	33,764,000.00	33,537,343.77	174,114.71	56.18	174,170.89	0.00	0.00	33,537,287.59
B-4	SUB	14,470,000.00	14,372,863.55	75,337.76	24.08	75,361.84	0.00	0.00	14,372,839.47
B-5	SUB	13,264,000.00	13,174,959.36	70,595.82	22.07	70,617.89	0.00	0.00	13,174,937.29
B-6	SUB	10,853,000.00	10,780,144.31	59,290.79	18.06	59,308.85	0.00	0.00	10,780,126.25
B-7	SUB	9,647,000.00	9,582,240.12	52,702.32	16.05	52,718.37	0.00	0.00	9,582,224.07
B-8	SUB	7,235,000.00	7,186,431.76	39,525.37	12.04	39,537.41	0.00	0.00	7,186,419.72
B-9	SUB	16,882,000.00	16,768,671.89	92,227.70	28.09	92,255.79	0.00	0.00	16,768,643.80
B-10	SUB	18,088,000.00	17,966,576.08	98,816.17	30.10	98,846.27	0.00	0.00	17,966,545.98
B-11	SUB	13,269,015.79	13,179,941.45	72,489.68	22.09	72,511.77	0.00	0.00	13,179,919.36
B-X	CSTR	0.00	0.00	182,835.59	0.00	182,835.59	0.00	0.00	0.00
P-1	SUB	100.00	100.00	780,154.65	0.00	780,154.65	0.00	0.00	100.00
P-2	SUB	100.00	100.00	383,859.73	0.00	383,859.73	0.00	0.00	100.00

Total		2,411,782,315.79	1,718,307,045.66	11,777,707.05	64,192,847.62	75,970,554.67	0.00	0.00	1,654,114,198.04

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	12/26/06	01/24/07	A-Act/360	45660LVZ9	629,654,000.00	689.776423	3.253445	33.530988	36.784434	656.245435
1-A-2	12/26/06	01/24/07	A-Act/360	45660LWA3	262,356,000.00	689.776423	3.540852	33.530988	37.071841	656.245435
1-A-3A	12/26/06	01/24/07	A-Act/360	45660LWB1	77,413,000.00	689.776423	3.328171	33.530988	36.859160	656.245435
1-A-3B	12/26/06	01/24/07	A-Act/360	45660LWC9	80,000,000.00	689.776423	3.270690	33.530988	36.801678	656.245435
2-A-1A	12/26/06	01/24/07	A-Act/360	45660LWD7	398,032,000.00	684.899323	3.230442	24.930957	28.161399	659.968366
2-A-1B	12/26/06	01/24/07	A-Act/360	45660LWE5	300,000,000.00	684.899323	3.498694	24.930957	28.429651	659.968366
2-A-2A	12/26/06	01/24/07	A-Act/360	45660LWV7	50,000,000.00	684.899323	3.270394	24.930957	28.201351	659.968366
2-A-2B	12/01/06	12/30/06	A-30/360	45660LWW5	65,846,000.00	684.899323	3.554057	24.930957	28.485014	659.968366
2-A-2C	12/26/06	01/24/07	A-Act/360	45660LWF2	175,000,000.00	684.899323	3.401667	24.930957	28.332623	659.968366
2-A-3A	12/26/06	01/24/07	A-Act/360	45660LWG0	84,508,000.00	684.899323	3.304639	24.930957	28.235596	659.968366
2-A-3B	12/26/06	01/24/07	A-Act/360	45660LWH8	90,000,000.00	684.899323	3.247564	24.930957	28.178521	659.968366
1-X	12/01/06	12/30/06	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.974280	0.000000	0.974280	0.000000
2-X	12/01/06	12/30/06	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.836172	0.000000	0.836172	0.000000
A-R	12/01/06	12/30/06	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	12/26/06	01/24/07	A-Act/360	45660LWJ4	12,201,000.00	993.287045	4.908494	0.001664	4.910157	993.285382
B-2	12/26/06	01/24/07	A-Act/360	45660LWK1	49,300,000.00	993.287045	4.949881	0.001664	4.951545	993.285381
B-3	12/26/06	01/24/07	A-Act/360	45660LWL9	33,764,000.00	993.287044	5.156815	0.001664	5.158479	993.285381
B-4	12/26/06	01/24/07	A-Act/360	45660LWM7	14,470,000.00	993.287046	5.206480	0.001664	5.208144	993.285381
B-5	12/26/06	01/24/07	A-Act/360	45660LWN5	13,264,000.00	993.287045	5.322363	0.001664	5.324027	993.285381
B-6	12/26/06	01/24/07	A-Act/360	45660LWP0	10,853,000.00	993.287046	5.463078	0.001664	5.464742	993.285382
B-7	12/26/06	01/24/07	A-Act/360	45660LWQ8	9,647,000.00	993.287045	5.463079	0.001664	5.464742	993.285381
B-8	12/26/06	01/24/07	A-Act/360	45660LWR6	7,235,000.00	993.287044	5.463078	0.001664	5.464742	993.285379
B-9	12/26/06	01/24/07	A-Act/360	45660LWX3	16,882,000.00	993.287045	5.463079	0.001664	5.464743	993.285381
B-10	12/26/06	01/24/07	A-Act/360	45660LWY1	18,088,000.00	993.287046	5.463079	0.001664	5.464743	993.285381
B-11	12/26/06	01/24/07	A-Act/360	45660LWZ8	13,269,015.79	993.287042	5.463079	0.001665	5.464744	993.285378
B-X	12/01/06	12/30/06	A-30/360	45660LWU9	198,973,015.00	0.000000	0.918896	0.000000	0.918896	0.000000
P-1	12/25/06	01/24/07	A-30/360	45660LYU7	100.00	1,000.000000	7,801,546.500000	0.000000	7,801,546.500000	1,000.000000
P-2	12/25/06	01/24/07	A-30/360	45660LYV5	100.00	1,000.000000	3,838,597.300000	0.000000	3,838,597.300000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	39,902,515.50	212,624,828.41	3,821,608.58	216,446,436.99	256,348,952.49	0.00	0.00	413,207,563.01
1-A-2	262,356,000.00	18,266,304.59	88,593,734.81	1,592,337.92	90,186,072.73	108,452,377.32	0.00	0.00	172,169,927.27
1-A-3A	77,413,000.00	5,031,662.84	26,141,223.34	469,848.81	26,611,072.15	31,642,734.99	0.00	0.00	50,801,927.85
1-A-3B	80,000,000.00	5,099,779.98	27,014,814.89	485,550.30	27,500,365.19	32,600,145.17	0.00	0.00	52,499,634.81
2-A-1A	398,032,000.00	24,858,498.55	132,906,178.51	2,437,292.86	135,343,471.37	160,201,969.92	0.00	0.00	262,688,528.63
2-A-1B	300,000,000.00	20,475,231.98	100,172,482.50	1,837,007.72	102,009,490.22	122,484,722.20	0.00	0.00	197,990,509.78
2-A-2A	50,000,000.00	3,165,846.95	16,695,413.76	306,167.95	17,001,581.71	20,167,428.66	0.00	0.00	32,998,418.29
2-A-2B	65,846,000.00	4,036,377.72	21,986,524.29	403,198.70	22,389,722.99	26,426,100.71	0.00	0.00	43,456,277.01
2-A-2C	175,000,000.00	11,576,931.38	58,433,948.14	1,071,587.84	59,505,535.98	71,082,467.36	0.00	0.00	115,494,464.02
2-A-3A	84,508,000.00	5,413,330.12	28,217,920.51	517,472.83	28,735,393.34	34,148,723.46	0.00	0.00	55,772,606.66
2-A-3B	90,000,000.00	5,654,120.00	30,051,744.69	551,102.31	30,602,847.03	36,256,967.03	0.00	0.00	59,397,152.97
1-X	0.00	13,640,826.12	0.00	0.00	0.00	13,640,826.12	0.00	0.00	0.00
2-X	0.00	12,251,459.87	0.00	0.00	0.00	12,251,459.87	0.00	0.00	0.00
A-R	100.00	138,549.43	82.31	17.69	100.00	138,649.43	0.00	0.00	0.00
B-1	12,201,000.00	919,167.55	0.00	81,925.06	81,925.06	1,001,092.61	0.00	0.00	12,119,074.94
B-2	49,300,000.00	3,748,500.58	0.00	331,030.73	331,030.73	4,079,531.31	0.00	0.00	48,968,969.27
B-3	33,764,000.00	2,685,245.40	0.00	226,712.41	226,712.41	2,911,957.81	0.00	0.00	33,537,287.59
B-4	14,470,000.00	1,162,935.37	0.00	97,160.53	97,160.53	1,260,095.90	0.00	0.00	14,372,839.47
B-5	13,264,000.00	1,091,973.52	0.00	89,062.71	89,062.71	1,181,036.23	0.00	0.00	13,174,937.29
B-6	10,853,000.00	919,281.04	0.00	72,873.75	72,873.75	992,154.79	0.00	0.00	10,780,126.25
B-7	9,647,000.00	808,410.31	0.00	64,775.93	64,775.93	873,186.24	0.00	0.00	9,582,224.07
B-8	7,235,000.00	593,728.54	0.00	48,580.28	48,580.28	642,308.82	0.00	0.00	7,186,419.72
B-9	16,882,000.00	1,385,394.00	0.00	113,356.20	113,356.20	1,498,750.20	0.00	0.00	16,768,643.80
B-10	18,088,000.00	1,484,362.44	0.00	121,454.02	121,454.02	1,605,816.46	0.00	0.00	17,966,545.98
B-11	13,269,015.79	1,088,900.29	0.00	89,096.30	89,096.30	1,177,996.60	0.01	0.00	13,179,919.36
B-X	0.00	1,495,606.34	0.00	0.00	0.00	1,495,606.34	0.00	0.00	0.00
P-1	100.00	7,025,569.95	0.00	0.00	0.00	7,025,569.95	0.00	0.00	100.00
P-2	100.00	4,436,451.60	0.00	0.00	0.00	4,436,451.60	0.00	0.00	100.00

Total	2,411,782,315.79	198,356,961.96	742,838,896.16	14,829,221.43	757,668,117.62	956,025,079.59	0.01	0.00	1,654,114,198.04

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.66000%	434,320,484.01	2,048,544.95	0.00	0.00	0.00	2,048,544.95	2,048,544.95	0.00
1-A-2	6.16000%	180,966,983.28	928,963.85	0.00	0.00	0.00	928,963.85	928,963.85	0.00
1-A-3A	5.79000%	53,397,662.26	257,643.72	0.00	0.00	0.00	257,643.72	257,643.72	0.00
1-A-3B	5.69000%	55,182,113.88	261,655.19	0.00	0.00	0.00	261,655.19	261,655.19	0.00
2-A-1A	5.66000%	272,611,847.20	1,285,819.21	0.00	0.00	0.00	1,285,819.21	1,285,819.21	0.00
2-A-1B	6.13000%	205,469,796.80	1,049,608.21	0.00	0.00	0.00	1,049,608.21	1,049,608.21	0.00
2-A-2A	5.73000%	34,244,966.13	163,519.71	0.00	0.00	0.00	163,519.71	163,519.71	0.00
2-A-2B	6.22700%	45,097,880.79	234,020.42	0.00	0.00	0.00	234,020.42	234,020.42	0.00
2-A-2C	5.96000%	119,857,381.45	595,291.66	0.00	0.00	0.00	595,291.66	595,291.66	0.00
2-A-3A	5.79000%	57,879,471.95	279,268.45	0.00	0.00	0.00	279,268.45	279,268.45	0.00
2-A-3B	5.69000%	61,640,939.07	292,280.79	0.00	0.00	0.00	292,280.79	292,280.79	0.00
1-X	0.00000%	0.00	1,022,432.32	0.00	0.00	0.00	1,022,432.32	1,022,432.32	0.00
2-X	0.00000%	0.00	972,790.64	0.00	0.00	0.00	972,790.64	972,790.64	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.93000%	12,119,095.24	59,888.53	0.00	0.00	0.00	59,888.53	59,888.53	0.00
B-2	5.98000%	48,969,051.31	244,029.11	0.00	0.00	0.00	244,029.11	244,029.11	0.00
B-3	6.23000%	33,537,343.77	174,114.71	0.00	0.00	0.00	174,114.71	174,114.71	0.00
B-4	6.29000%	14,372,863.55	75,337.76	0.00	0.00	0.00	75,337.76	75,337.76	0.00
B-5	6.43000%	13,174,959.36	70,595.82	0.00	0.00	0.00	70,595.82	70,595.82	0.00
B-6	6.60000%	10,780,144.31	59,290.79	0.00	0.00	0.00	59,290.79	59,290.79	0.00
B-7	6.60000%	9,582,240.12	52,702.32	0.00	0.00	0.00	52,702.32	52,702.32	0.00
B-8	6.60000%	7,186,431.76	39,525.37	0.00	0.00	0.00	39,525.37	39,525.37	0.00
B-9	6.60000%	16,768,671.89	92,227.70	0.00	0.00	0.00	92,227.70	92,227.70	0.00
B-10	6.60000%	17,966,576.08	98,816.17	0.00	0.00	0.00	98,816.17	98,816.17	0.00
B-11	6.60000%	13,179,941.45	72,489.68	0.00	0.00	0.00	72,489.68	72,489.68	0.00
B-X	0.00000%	0.00	182,835.58	0.00	0.01	0.00	182,835.59	182,835.59	0.00
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	780,154.65	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	383,859.73	0.00

Total		1,718,307,045.66	10,613,692.66	0.00	0.01	0.00	10,613,692.67	11,777,707.05	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	1,022,432.32	0.00	1,022,432.32	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	972,790.64	0.00	972,790.64	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	182,835.59	0.00	182,835.59	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,178,058.55	0.00	2,178,058.55	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	12/01/06	12/30/06	A-30/360	1,049,423,000.00		689.776423	0.974280	0.000000	0.974280	656.245435
2-X-IO	12/01/06	12/30/06	A-30/360	1,163,386,000.00		684.899323	0.836172	0.000000	0.836172	659.968366
B-X-IO	12/01/06	12/30/06	A-30/360	198,973,015.00		993.287049	0.918896	0.000000	0.918896	993.285385
1-X-PO	12/01/06	12/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	12/01/06	12/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	12/01/06	12/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	12/01/06	12/30/06	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	13,640,805.52	0.00	0.00	0.00	13,640,826.12	0.00	0.00	0.00
2-X-IO	0.00	12,251,459.87	0.00	0.00	0.00	12,251,459.87	0.00	0.00	0.00
B-X-IO	0.00	1,495,606.32	0.00	0.00	0.00	1,495,606.32	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	27,387,871.71	0.00	0.00	0.00	27,387,892.31	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.69495%	723,867,243.43	1,022,432.32	0.00	0.00	0.00	1,022,432.32	1,022,432.32	0.00
2-X-IO	1.46504%	796,802,283.39	972,790.64	0.00	0.00	0.00	972,790.64	972,790.64	0.00
B-X-IO	1.11013%	197,637,318.84	182,835.58	0.00	0.01	0.00	182,835.59	182,835.59	0.00
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,718,306,845.66	2,178,058.54	0.00	0.01	0.00	2,178,058.55	2,178,058.55	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	29,004,611.19	35,188,236.43	64,192,847.62
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	29,004,611.19	35,188,236.43	64,192,847.62
Interest Collections	5,570,169.38	5,169,097.45	10,739,266.83
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	383,859.73	780,154.65	1,164,014.38
Interest Fees	(56,394.19)	(59,444.73)	(125,574.16)
TOTAL NET INTEREST	5,897,634.92	5,889,807.37	11,777,707.04
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	34,902,246.11	41,078,043.80	75,970,554.66

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,472.06	400.66	2,872.72
Curtailments	(2,137,462.03)	(1,730,221.28)	(3,867,683.31)
Prepayments In Full	31,139,601.16	36,918,057.05	68,057,658.21
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,472.06)	(400.66)	(2,872.72)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,472.06	400.66	2,872.72
TOTAL PRINCIPAL COLLECTED	29,004,611.19	35,188,236.43	64,192,847.62

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	5,795,620.01	5,365,494.76	11,161,114.77
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(21,427.46)	(32,734.72)	(54,162.18)
Delinquent Interest	(4,647,531.99)	(4,127,699.93)	(8,775,231.92)
Compensating Interest	21,427.46	32,734.72	54,162.18
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	4,422,081.36	3,931,302.62	8,353,383.98
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	5,570,169.38	5,169,097.45	10,739,266.83

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	383,859.73	780,154.65	1,164,014.38
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	383,859.73	780,154.65	1,164,014.38

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	56,018.89	59,104.06	115,122.95
Class 1-A-3B Ambac Premium			4,598.51
Class 2-A-3B Ambac Premium			5,136.74
Trustee Fees	375.29	340.67	715.96
TOTAL INTEREST FEES	56,394.19	59,444.73	125,574.16

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			4,598.51
Class 2-A-3B Ambac Premium			5,136.74

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,782	3,419	5,201
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(60)	(150)	(210)
Repurchases	0	0	0
Liquidations	0	0	0
Current	1,722	3,269	4,991
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	900,702,459.52	817,604,386.14	1,718,306,845.66
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,472.06)	(400.66)	(2,872.72)
Partial Prepayments	2,137,462.03	1,730,221.28	3,867,683.31
Full Voluntary Prepayments	(31,139,601.16)	(36,918,057.05)	(68,057,658.21)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	871,697,848.33	782,416,149.71	1,654,113,998.04

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.65086%	7.80715%	7.72579%
Weighted Average Coupon Current	7.72147%	7.87495%	7.79450%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	343	344	344
Weighted Average Months to Maturity Current	342	343	343
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	343	344	344
Weighted Avg Remaining Amortization Term Current	342	343	343
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	16.47	16.23	16.35
Weighted Average Seasoning Current	17.43	17.23	17.34

Weighted Average Coupon by Groups

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total Weighted Average Coupon

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Feb-05
Aug-05
Feb-06
Aug-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.89307%	3.05018%	2.96840%
Weighted Average Margin Current	2.89376%	3.04934%	2.96779%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.04889%	8.85312%	8.95503%
Weighted Average Max Rate Current	9.05504%	8.85059%	8.95776%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	56,018.89	59,104.06	115,122.95
Delinquent Servicing Fees	225,450.63	196,397.31	421,847.94
TOTAL SERVICING FEES	281,469.52	255,501.38	536,970.90

Total Servicing Fees	281,469.52	255,501.38	536,970.90
Compensating Interest	(21,427.46)	(32,734.72)	(54,162.18)
Delinquent Servicing Fees	(225,450.63)	(196,397.31)	(421,847.94)
COLLECTED SERVICING FEES	34,591.44	26,369.35	60,960.78
Total Advanced Interest	4,422,081.36	3,931,302.62	8,353,383.98
Total Advanced Principal	2,472.06	400.66	2,872.72
Aggregate Advances with respect to this Distribution	4,424,553.42	3,931,703.28	8,356,256.70

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	21,427.46	32,734.72	54,162.18
Compensating Interest	(21,427.46)	(32,734.72)	(54,162.18)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.345967%	7.499450%	7.418997%
Current Deferred Interest	2,746,497.29	2,572,559.55	5,319,056.84
Cumulative Deferred Interest	2,746,497.29	2,572,559.55	5,319,056.84
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		42,769,806.09	14,760,321.06	7,552,924.99	65,083,052.14
	% Balance		2.59%	0.89%	0.46%	3.93%
	# Loans		125	43	21	189
	% # Loans		2.50%	0.86%	0.42%	3.79%

FORECLOSURE	Balance	0.00	347,600.61	0.00	10,387,267.74	10,734,868.35
	% Balance	0.00%	0.02%	0.00%	0.63%	0.65%
	# Loans	0	1	0	27	28
	% # Loans	0.00%	0.02%	0.00%	0.54%	0.56%

BANKRUPTCY	Balance	3,454,711.03	381,919.85	0.00	1,734,993.52	5,571,624.40
	% Balance	0.21%	0.02%	0.00%	0.10%	0.34%
	# Loans	10	1	0	7	18
	% # Loans	0.20%	0.02%	0.00%	0.14%	0.36%

REO	Balance	0.00	0.00	0.00	983,366.11	983,366.11
	% Balance	0.00%	0.00%	0.00%	0.06%	0.06%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.04%	0.04%

TOTAL	Balance	3,454,711.03	43,499,326.55	14,760,321.06	20,658,552.36	82,372,911.00
	% Balance	0.21%	2.63%	0.89%	1.25%	4.98%
	# Loans	10	127	43	57	237
	% # Loans	0.20%	2.54%	0.86%	1.14%	4.75%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		19,516,526.09	5,813,136.39	2,945,139.35	28,274,801.83
	% Balance		2.49%	0.74%	0.38%	3.61%
	# Loans		76	24	12	112
	% # Loans		2.32%	0.73%	0.37%	3.43%

FORECLOSURE	Balance	0.00	347,600.61	0.00	2,606,744.50	2,954,345.11
	% Balance	0.00%	0.04%	0.00%	0.33%	0.38%
	# Loans	0	1	0	12	13
	% # Loans	0.00%	0.03%	0.00%	0.37%	0.40%

BANKRUPTCY	Balance	1,626,422.30	0.00	0.00	1,734,993.52	3,361,415.82
	% Balance	0.21%	0.00%	0.00%	0.22%	0.43%
	# Loans	6	0	0	7	13
	% # Loans	0.18%	0.00%	0.00%	0.21%	0.40%

REO	Balance	0.00	0.00	0.00	307,668.94	307,668.94
	% Balance	0.00%	0.00%	0.00%	0.04%	0.04%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.03%	0.03%

TOTAL	Balance	1,626,422.30	19,864,126.70	5,813,136.39	7,594,546.31	34,898,231.70
	% Balance	0.21%	2.54%	0.74%	0.97%	4.46%
	# Loans	6	77	24	32	139
	% # Loans	0.18%	2.36%	0.73%	0.98%	4.25%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		23,253,280.00	8,947,184.67	4,607,785.64	36,808,250.31
	% Balance		2.67%	1.03%	0.53%	4.22%
	# Loans		49	19	9	77
	% # Loans		2.85%	1.10%	0.52%	4.47%

FORECLOSURE	Balance	0.00	0.00	0.00	7,780,523.24	7,780,523.24
	% Balance	0.00%	0.00%	0.00%	0.89%	0.89%
	# Loans	0	0	0	15	15
	% # Loans	0.00%	0.00%	0.00%	0.87%	0.87%

BANKRUPTCY	Balance	1,828,288.73	381,919.85	0.00	0.00	2,210,208.58
	% Balance	0.21%	0.04%	0.00%	0.00%	0.25%
	# Loans	4	1	0	0	5
	% # Loans	0.23%	0.06%	0.00%	0.00%	0.29%

REO	Balance	0.00	0.00	0.00	675,697.17	675,697.17
	% Balance	0.00%	0.00%	0.00%	0.08%	0.08%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.06%	0.06%

TOTAL	Balance	1,828,288.73	23,635,199.85	8,947,184.67	13,064,006.05	47,474,679.30
	% Balance	0.21%	2.71%	1.03%	1.50%	5.45%
	# Loans	4	50	19	25	98
	% # Loans	0.23%	2.90%	1.10%	1.45%	5.69%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became REO Property in a Prior Period:
121775582 2	650,000.00	675,697.17	01-Dec-2005	8.375%	VA - 78.79%	360	01-Aug-2005
121784112 1	296,000.00	307,668.94	01-Jan-2006	7.877%	GA - 80.00%	360	01-Sep-2005

TOTAL	946,000.00	983,366.11

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
120397767	2	603,000.00	626,747.67	01-Aug-2006	7.625%	NJ - 90.00%	360	01-May-2005
121268870	1	318,750.00	335,324.82	01-Jul-2006	8.477%	CA - 75.00%	360	01-Jul-2005
121487498	2	500,000.00	522,637.75	01-Jul-2006	8.177%	CA - 74.07%	360	01-Aug-2005
121606348	2	412,500.00	430,451.24	01-Aug-2006	8.227%	NJ - 75.00%	360	01-Sep-2005
121611507	2	450,000.00	466,148.48	01-Jul-2006	7.627%	NJ - 76.27%	360	01-Sep-2005
121613455	1	110,000.00	113,785.75	01-Aug-2006	8.077%	MA - 52.38%	360	01-Sep-2005
121664846	2	393,750.00	408,983.28	01-Aug-2006	7.977%	CA - 75.00%	360	01-Sep-2005
121672099	1	219,000.00	228,616.87	01-Aug-2006	8.227%	WA - 75.00%	360	01-Sep-2005
121677422	1	279,950.00	290,693.89	01-Jul-2006	7.827%	FL - 79.99%	360	01-Sep-2005
121693199	2	407,950.00	427,142.24	01-Aug-2006	8.552%	CA - 85.00%	360	01-Aug-2005
121717716	1	348,000.00	360,722.66	01-Aug-2006	8.375%	CA - 80.00%	360	01-Aug-2005
121776468	2	463,000.00	480,269.35	01-Aug-2006	7.727%	NY - 67.59%	360	01-Sep-2005
121874119	2	397,500.00	408,452.61	01-Aug-2006	7.877%	CA - 75.00%	360	01-Oct-2005
TOTAL		4,903,400.00	5,099,976.61

Became Foreclosure Property in a Prior Period:
121523429	1	79,000.00	80,643.06	01-Apr-2006	8.277%	PA - 69.91%	360	01-Aug-2005
121555840	2	704,000.00	735,182.62	01-May-2006	8.127%	NJ - 80.00%	360	01-Aug-2005
121566173	1	272,000.00	283,953.51	01-Mar-2006	8.077%	FL - 80.00%	360	01-Aug-2005
121593597	2	628,000.00	643,476.31	01-May-2006	6.827%	FL - 80.00%	360	01-Sep-2005
121599975	1	120,000.00	125,182.71	01-Jun-2006	8.027%	FL - 80.00%	360	01-Aug-2005
121604301	1	180,000.00	186,841.09	01-Nov-2005	7.777%	FL - 80.00%	360	01-Sep-2005
121612709	1	188,000.00	195,607.04	01-Jun-2006	8.077%	NJ - 80.00%	360	01-Oct-2005
121653298	2	396,000.00	411,611.07	01-Jun-2006	7.877%	CT - 75.00%	360	01-Sep-2005
121673152	2	408,750.00	424,476.38	01-Jun-2006	7.927%	CA - 75.00%	360	01-Oct-2005
121693206	2	402,750.00	418,343.66	01-Jun-2006	7.827%	CA - 75.00%	360	01-Aug-2005
121698556	2	910,000.00	942,002.75	01-Apr-2006	7.677%	NJ - 70.00%	360	01-Oct-2005
121713653	2	636,000.00	434,597.83	01-Jul-2006	7.827%	CA - 80.00%	360	01-Sep-2005
121752366	1	185,000.00	192,621.56	01-Jul-2006	8.125%	CA - 61.67%	360	01-Aug-2005
121773192	1	335,000.00	347,600.61	01-Nov-2006	7.877%	MA - 56.30%	360	01-Oct-2005
121783771	1	205,000.00	212,751.54	01-Mar-2006	7.877%	FL - 72.70%	360	01-Oct-2005
TOTAL		5,649,500.00	5,634,891.74

TOTAL		10,552,900.00	10,734,868.35

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	60	150	210
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	60	150	210
Curtailments Amount	(2,137,462.03)	(1,730,221.28)	(3,867,683.31)
Paid in Full Balance	31,139,601.16	36,918,057.05	68,057,658.21
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	29,002,139.13	35,187,835.77	64,189,974.90
Cumulative

Number of Paid in Full Loans	822	1,585	2,407
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	833	1,610	2,443
Paid in Full Balance	417,974,376.34	381,572,479.80	799,546,856.14
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(29,510,163.92)	(27,197,796.03)	(56,707,959.95)
Total Prepayment Amount	395,833,697.08	360,813,002.64	756,646,699.72

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	3.22%	4.30%	3.74%
3 Months Avg SMM	3.46%	4.50%	3.96%
12 Months Avg SMM	2.76%	2.87%	2.81%
Avg SMM Since Cut-off	2.31%	2.34%	2.33%

CPR	32.48%	41.02%	36.67%
3 Months Avg CPR	34.47%	42.46%	38.41%
12 Months Avg CPR	28.53%	29.51%	29.00%
Avg CPR Since Cut-off	24.48%	24.75%	24.61%

PSA	931.77%	1,190.19%	1,057.76%
3 Months Avg PSA Approximation	1,047.53%	1,307.92%	1,174.82%
12 Months Avg PSA Approximation	1,191.18%	1,255.35%	1,221.49%
Avg PSA Since Cut-off Approximation	1,225.97%	1,268.30%	1,245.89%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	3.22%	4.30%	3.74%
3 Months Avg SMM	3.46%	4.50%	3.96%
12 Months Avg SMM	2.76%	2.87%	2.81%
Avg SMM Since Cut-off	2.31%	2.34%	2.33%

CPR	32.48%	41.02%	36.67%
3 Months Avg CPR	34.47%	42.46%	38.41%
12 Months Avg CPR	28.53%	29.51%	29.00%
Avg CPR Since Cut-off	24.48%	24.75%	24.61%

PSA	931.77%	1,190.19%	1,057.76%
3 Months Avg PSA Approximation	1,047.53%	1,307.92%	1,174.82%
12 Months Avg PSA Approximation	1,191.18%	1,255.35%	1,221.49%
Avg PSA Since Cut-off Approximation	1,225.97%	1,268.30%	1,245.89%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Feb-05
Aug-05
Feb-06
Aug-06

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120386125	2		1,400,000.00	1,416,700.04	01-Jan-2007	7.177%	CA - 63.64%	Paid Off - 360	01-Dec-2003
120397910	1		227,000.00	232,786.18	28-Dec-2006	7.875%	FL - 89.38%	Paid Off - 360	01-Jun-2005
120803451	1		288,765.00	296,178.19	22-Dec-2006	7.227%	CA - 75.00%	Paid Off - 360	01-Aug-2005
120913499	1		243,920.00	240,203.08	02-Jan-2007	7.627%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121023105	1		326,900.00	335,697.21	20-Dec-2006	8.377%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121188719	1		186,000.00	185,179.83	26-Dec-2006	7.827%	IL - 75.00%	Paid Off - 360	01-Aug-2005
121205010	1		123,250.00	120,621.45	01-Jan-2007	7.627%	IL - 85.00%	Paid Off - 360	01-Aug-2005
121207202	1		338,549.00	341,996.93	01-Jan-2007	7.477%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121245944	1		320,000.00	333,921.15	12-Jan-2007	8.177%	CA - 57.66%	Paid Off - 360	01-Jul-2005
121279736	1		305,900.00	316,767.50	21-Dec-2006	7.777%	WA - 79.46%	Paid Off - 360	01-Jul-2005
121327113	1		359,650.00	372,541.32	01-Jan-2007	7.727%	CO - 79.92%	Paid Off - 360	01-Jul-2005
121343759	2		440,000.00	432,321.75	18-Dec-2006	7.577%	TX - 80.00%	Paid Off - 360	01-Aug-2005
121362128	2		484,000.00	479,203.97	01-Jan-2007	7.727%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121385067	1		98,000.00	97,856.89	29-Dec-2006	7.377%	IN - 61.25%	Paid Off - 360	01-Aug-2005
121395799	1		256,000.00	262,228.93	20-Dec-2006	7.527%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121396694	1		81,600.00	84,685.49	20-Dec-2006	7.977%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121401565	2		539,948.00	537,928.43	08-Jan-2007	7.077%	CO - 73.46%	Paid Off - 360	01-Aug-2005
121414704	2		409,900.00	422,884.02	26-Dec-2006	7.477%	CA - 75.09%	Paid Off - 360	01-Aug-2005
121416882	1		269,600.00	268,690.41	28-Dec-2006	8.077%	PA - 80.00%	Paid Off - 360	01-Aug-2005
121424303	2		359,960.00	356,846.67	05-Jan-2007	7.177%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121424838	1		150,000.00	154,570.63	20-Dec-2006	7.877%	AZ - 75.00%	Paid Off - 360	01-Aug-2005
121429556	1		120,000.00	124,638.28	22-Dec-2006	7.877%	CA - 52.17%	Paid Off - 360	01-Jul-2005
121432694	1		144,720.00	145,830.34	20-Dec-2006	7.477%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121435867	1		94,434.00	96,610.47	29-Dec-2006	7.627%	NM - 53.35%	Paid Off - 360	01-Aug-2005
121436433	1		255,000.00	264,471.15	28-Dec-2006	7.877%	NV - 63.75%	Paid Off - 360	01-Aug-2005
121436785	1		224,000.00	233,049.98	10-Jan-2007	8.077%	MD - 78.60%	Paid Off - 360	01-Aug-2005
121441854	2		625,000.00	638,340.38	27-Dec-2006	7.477%	CA - 75.30%	Paid Off - 360	01-Jul-2005
121441855	2		1,300,000.00	1,341,840.96	01-Jan-2007	7.375%	CA - 62.41%	Paid Off - 360	01-Jun-2005
121447373	1		315,000.00	327,198.45	27-Dec-2006	8.077%	MD - 75.00%	Paid Off - 360	01-Sep-2005
121447772	1		262,500.00	267,721.46	26-Dec-2006	8.077%	AZ - 75.00%	Paid Off - 360	01-Aug-2005
121448174	1		328,250.00	329,269.63	11-Jan-2007	7.577%	NY - 65.13%	Paid Off - 360	01-Sep-2005
121448948	1		189,000.00	196,606.29	22-Dec-2006	8.127%	NJ - 75.00%	Paid Off - 360	01-Aug-2005
121450302	1		330,000.00	328,683.44	27-Dec-2006	7.377%	CA - 55.00%	Paid Off - 360	01-Aug-2005
121459353	2		378,300.00	384,249.77	12-Jan-2007	7.727%	CA - 72.33%	Paid Off - 360	01-Aug-2005
121467505	1		264,350.00	271,625.01	01-Jan-2007	7.227%	CA - 71.83%	Paid Off - 360	01-Sep-2005
121467551	2		493,000.00	504,829.92	05-Jan-2007	7.777%	CA - 75.85%	Paid Off - 360	01-Sep-2005
121469212	1		333,500.00	343,115.60	01-Jan-2007	7.327%	MA - 68.76%	Paid Off - 360	01-Sep-2005
121470182	1		268,000.00	278,068.66	05-Jan-2007	7.877%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121470374	1		428,000.00	444,007.55	09-Jan-2007	7.977%	HI - 62.48%	Paid Off - 360	01-Sep-2005
121472420	1		184,800.00	184,714.39	21-Dec-2006	7.627%	OH - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121472926	1		276,000.00	286,279.26	19-Dec-2006	7.750%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121475271	2		500,000.00	516,324.33	01-Jan-2007	7.577%	CA - 73.53%	Paid Off - 360	01-Aug-2005
121475901	1		320,000.00	332,470.99	10-Jan-2007	7.877%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121479032	1		255,000.00	258,016.64	29-Dec-2006	7.127%	VA - 62.96%	Paid Off - 360	01-Oct-2005
121491709	1		238,900.00	238,867.34	08-Jan-2007	7.977%	CA - 74.91%	Paid Off - 360	01-Oct-2005
121492724	1		216,500.00	220,328.75	26-Dec-2006	7.877%	MD - 69.61%	Paid Off - 360	01-Aug-2005
121494069	1		231,750.00	239,843.33	09-Jan-2007	7.702%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121494208	2		512,000.00	522,983.64	01-Jan-2007	7.577%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121495881	2		630,000.00	647,874.60	01-Jan-2007	7.227%	CA - 66.32%	Paid Off - 360	01-Aug-2005
121496321	1		168,000.00	175,063.08	02-Jan-2007	8.327%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121497312	2		386,000.00	397,061.06	18-Dec-2006	7.877%	CA - 67.72%	Paid Off - 360	01-Aug-2005
121498280	2		580,000.00	599,857.29	10-Jan-2007	7.677%	CA - 71.61%	Paid Off - 360	01-Aug-2005
121501504	1		165,000.00	171,198.86	29-Dec-2006	7.877%	NY - 33.00%	Paid Off - 360	01-Aug-2005
121502432	1		320,000.00	330,332.83	22-Dec-2006	7.527%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121503765	1		222,000.00	224,016.85	28-Dec-2006	8.077%	FL - 76.55%	Paid Off - 360	01-Aug-2005
121504154	1		290,000.00	299,506.03	28-Dec-2006	7.627%	MA - 58.00%	Paid Off - 360	01-Sep-2005
121510807	2		454,000.00	465,899.02	01-Jan-2007	7.127%	CA - 60.53%	Paid Off - 360	01-Sep-2005
121511480	1		242,000.00	250,281.18	02-Jan-2007	7.677%	CA - 46.10%	Paid Off - 360	01-Aug-2005
121511770	2		367,000.00	379,181.99	21-Dec-2006	7.877%	CA - 79.78%	Paid Off - 360	01-Sep-2005
121514557	2		608,000.00	629,917.04	08-Jan-2007	7.727%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121516116	1		342,400.00	350,066.29	04-Jan-2007	7.477%	MA - 80.00%	Paid Off - 360	01-Aug-2005
121516911	2		480,800.00	496,695.30	29-Dec-2006	7.750%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121522249	1		215,000.00	212,709.53	22-Dec-2006	7.877%	CA - 57.33%	Paid Off - 360	01-Sep-2005
121523831	2		395,000.00	405,024.67	28-Dec-2006	7.727%	CA - 68.10%	Paid Off - 360	01-Aug-2005
121524209	1		300,000.00	312,015.18	19-Dec-2006	8.177%	CA - 73.17%	Paid Off - 360	01-Sep-2005
121524705	1		340,000.00	350,980.32	02-Jan-2007	7.677%	CA - 40.00%	Paid Off - 360	01-Sep-2005
121525778	2		480,000.00	467,780.03	08-Jan-2007	7.877%	NJ - 61.94%	Paid Off - 360	01-Aug-2005
121526864	1		200,000.00	207,479.02	19-Dec-2006	7.877%	NJ - 68.97%	Paid Off - 360	01-Aug-2005
121527072	1		322,500.00	334,601.04	28-Dec-2006	7.877%	MD - 75.00%	Paid Off - 360	01-Aug-2005
121531582	1		314,500.00	323,162.99	29-Dec-2006	7.327%	CA - 78.63%	Paid Off - 360	01-Sep-2005
121532411	1		119,500.00	119,434.18	27-Dec-2006	7.977%	FL - 74.22%	Paid Off - 360	01-Sep-2005
121534664	1		350,000.00	360,943.27	27-Dec-2006	7.577%	CA - 55.56%	Paid Off - 360	01-Sep-2005
121537036	2		383,250.00	380,475.42	01-Jan-2007	7.277%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121538000	1		252,000.00	256,377.00	03-Jan-2007	7.677%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121538062	1		167,000.00	165,311.84	21-Dec-2006	7.827%	AZ - 74.89%	Paid Off - 360	01-Aug-2005
121538952	1		144,000.00	147,413.39	12-Jan-2007	7.977%	FL - 84.71%	Paid Off - 360	01-Aug-2005
121539084	1		180,000.00	184,688.88	01-Jan-2007	7.377%	CA - 48.65%	Paid Off - 360	01-Sep-2005
121539740	1		204,000.00	209,636.78	19-Dec-2006	7.827%	MN - 80.00%	Paid Off - 360	01-Aug-2005
121540354	2		450,000.00	465,640.87	12-Jan-2007	7.777%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121541075	1		335,000.00	343,490.77	02-Jan-2007	8.077%	CA - 72.83%	Paid Off - 360	01-Sep-2005
121542969	1		120,000.00	124,488.07	21-Dec-2006	7.977%	MI - 80.00%	Paid Off - 360	01-Sep-2005
121543932	2		474,000.00	490,475.10	29-Dec-2006	7.777%	CA - 47.40%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121544735	1		162,000.00	168,086.17	02-Jan-2007	7.877%	CA - 59.34%	Paid Off - 360	01-Aug-2005
121550990	1		244,500.00	244,997.58	19-Dec-2006	7.727%	IL - 66.99%	Paid Off - 360	01-Sep-2005
121551014	2		360,000.00	371,214.47	10-Jan-2007	7.977%	CA - 48.65%	Paid Off - 360	01-Aug-2005
121551242	1		205,000.00	201,184.57	01-Jan-2007	7.677%	CA - 58.74%	Paid Off - 360	01-Sep-2005
121552535	1		308,000.00	319,058.21	18-Dec-2006	7.877%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121555097	1		204,000.00	210,158.29	20-Dec-2006	8.077%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121555623	2		425,000.00	440,264.20	28-Dec-2006	7.777%	CA - 36.17%	Paid Off - 360	01-Aug-2005
121556469	1		325,000.00	336,191.68	01-Jan-2007	7.927%	NY - 70.65%	Paid Off - 360	01-Sep-2005
121563308	2		456,000.00	471,271.33	18-Dec-2006	7.977%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121563645	1		134,400.00	135,781.31	03-Jan-2007	7.777%	AZ - 80.00%	Paid Off - 360	01-Aug-2005
121563891	1		175,000.00	179,451.11	05-Jan-2007	7.827%	CA - 62.50%	Paid Off - 360	01-Oct-2005
121567986	2		460,000.00	464,206.28	22-Dec-2006	8.327%	CA - 70.77%	Paid Off - 360	01-Sep-2005
121568921	1		140,000.00	144,588.99	12-Jan-2007	7.627%	CA - 24.14%	Paid Off - 360	01-Sep-2005
121570183	1		295,200.00	299,355.14	19-Dec-2006	7.877%	MA - 78.30%	Paid Off - 360	01-Sep-2005
121570757	1		120,000.00	123,819.15	18-Dec-2006	8.077%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121572328	1		288,000.00	282,597.30	26-Dec-2006	7.877%	CA - 57.60%	Paid Off - 360	01-Aug-2005
121575967	1		317,000.00	315,283.32	26-Dec-2006	7.877%	HI - 56.61%	Paid Off - 360	01-Aug-2005
121578229	1		75,000.00	75,663.79	21-Dec-2006	8.002%	FL - 26.13%	Paid Off - 360	01-Aug-2005
121585549	1		334,500.00	334,401.45	02-Jan-2007	8.077%	NJ - 64.95%	Paid Off - 360	01-Aug-2005
121586393	1		255,000.00	258,569.02	18-Dec-2006	8.077%	NJ - 79.69%	Paid Off - 360	01-Sep-2005
121587011	2		408,000.00	419,086.58	27-Dec-2006	7.877%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121594690	1		255,000.00	256,907.09	09-Jan-2007	8.177%	FL - 73.91%	Paid Off - 360	01-Aug-2005
121597814	2		498,464.00	515,131.70	29-Dec-2006	7.677%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121598775	1		106,400.00	109,801.90	01-Jan-2007	7.827%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121604175	1		212,000.00	219,373.73	05-Jan-2007	7.827%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121604630	2		368,000.00	382,867.81	18-Dec-2006	8.077%	CA - 74.04%	Paid Off - 360	01-Aug-2005
121604696	2		439,600.00	448,436.05	19-Dec-2006	7.377%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121604823	2		400,000.00	306,377.06	27-Dec-2006	7.577%	CA - 35.56%	Paid Off - 360	01-Aug-2005
121606002	1		318,000.00	319,137.17	28-Dec-2006	7.877%	NY - 56.28%	Paid Off - 360	01-Oct-2005
121607171	2		520,000.00	534,410.06	01-Jan-2007	7.177%	NJ - 78.20%	Paid Off - 360	01-Aug-2005
121609096	1		292,500.00	303,806.22	03-Jan-2007	8.077%	MD - 79.70%	Paid Off - 360	01-Sep-2005
121609695	1		146,000.00	150,027.00	02-Jan-2007	7.977%	CA - 64.04%	Paid Off - 360	01-Sep-2005
121610836	2		376,000.00	389,063.78	12-Jan-2007	7.677%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121611663	1		290,000.00	300,412.40	29-Dec-2006	7.877%	CA - 46.77%	Paid Off - 360	01-Sep-2005
121611903	1		297,000.00	307,046.71	22-Dec-2006	8.177%	CA - 66.00%	Paid Off - 360	01-Sep-2005
121611963	1		159,250.00	159,383.66	10-Jan-2007	8.077%	CA - 65.00%	Paid Off - 360	01-Aug-2005
121611988	1		165,000.00	170,815.70	01-Jan-2007	7.827%	CA - 78.57%	Paid Off - 360	01-Sep-2005
121614348	1		240,000.00	241,097.14	18-Dec-2006	7.777%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121615266	1		132,000.00	136,762.42	04-Jan-2007	7.877%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121616005	2		396,000.00	410,810.83	03-Jan-2007	7.977%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121616933	2		377,000.00	390,099.12	20-Dec-2006	7.777%	CA - 62.83%	Paid Off - 360	01-Sep-2005
121617422	2		390,000.00	400,728.78	01-Jan-2007	7.777%	CA - 65.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121618240	1		257,000.00	257,560.08	02-Jan-2007	7.927%	MD - 64.25%	Paid Off - 360	01-Sep-2005
121618486	1		288,000.00	290,645.39	29-Dec-2006	7.677%	FL - 64.00%	Paid Off - 360	01-Sep-2005
121619276	1		307,500.00	320,427.88	22-Dec-2006	8.327%	MD - 75.00%	Paid Off - 360	01-Sep-2005
121619603	1		244,800.00	251,847.41	26-Dec-2006	8.077%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121620433	1		352,000.00	351,229.08	09-Jan-2007	6.977%	CO - 80.00%	Paid Off - 360	01-Sep-2005
121621125	1		340,000.00	346,383.73	29-Dec-2006	7.377%	CA - 77.98%	Paid Off - 360	01-Sep-2005
121622000	1		340,000.00	352,538.95	12-Jan-2007	8.077%	CA - 79.07%	Paid Off - 360	01-Oct-2005
121622636	2		540,000.00	555,933.96	21-Dec-2006	7.677%	NV - 36.61%	Paid Off - 360	01-Oct-2005
121623813	1		248,000.00	248,218.59	20-Dec-2006	7.877%	CT - 80.00%	Paid Off - 360	01-Sep-2005
121625905	2		649,950.00	662,585.81	21-Dec-2006	7.527%	WA - 68.42%	Paid Off - 360	01-Sep-2005
121627302	1		264,000.00	274,156.99	28-Dec-2006	7.977%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121627327	2		435,000.00	432,541.05	21-Dec-2006	7.727%	CA - 56.13%	Paid Off - 360	01-Aug-2005
121627340	2		689,500.00	713,937.20	01-Jan-2007	7.727%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121627400	2		649,353.00	668,075.41	21-Dec-2006	7.327%	VA - 79.25%	Paid Off - 360	01-Sep-2005
121628928	1		390,000.00	399,998.75	18-Dec-2006	7.477%	NY - 75.00%	Paid Off - 360	01-Sep-2005
121630497	1		204,000.00	210,434.89	29-Dec-2006	7.827%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121635078	1		198,000.00	205,143.51	08-Jan-2007	7.877%	MA - 29.33%	Paid Off - 360	01-Sep-2005
121639537	1		137,000.00	141,968.52	20-Dec-2006	7.750%	CA - 66.83%	Paid Off - 360	01-Jul-2005
121641237	1		230,500.00	238,179.72	10-Jan-2007	7.977%	FL - 74.36%	Paid Off - 360	01-Sep-2005
121643741	2		625,000.00	625,306.58	29-Dec-2006	7.877%	CA - 35.71%	Paid Off - 360	01-Oct-2005
121647726	1		288,400.00	298,783.02	28-Dec-2006	8.027%	CA - 79.45%	Paid Off - 360	01-Sep-2005
121650479	1		170,000.00	176,133.32	22-Dec-2006	7.877%	CA - 53.97%	Paid Off - 360	01-Sep-2005
121650622	1		252,000.00	260,570.05	09-Jan-2007	7.877%	VA - 58.33%	Paid Off - 360	01-Sep-2005
121656354	1		187,500.00	192,249.25	20-Dec-2006	7.977%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121657309	1		164,938.00	163,878.24	04-Jan-2007	7.977%	CA - 78.54%	Paid Off - 360	01-Sep-2005
121657737	1		212,000.00	215,350.85	18-Dec-2006	7.977%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121662990	1		352,000.00	363,977.88	18-Dec-2006	7.877%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121665471	1		200,000.00	205,816.28	04-Jan-2007	7.677%	CA - 16.67%	Paid Off - 360	01-Sep-2005
121666316	1		285,000.00	297,580.66	01-Jan-2007	8.250%	CA - 79.17%	Paid Off - 360	01-Jul-2005
121666472	1		156,000.00	135,220.09	21-Dec-2006	7.677%	MI - 78.00%	Paid Off - 360	01-Sep-2005
121668874	1		202,000.00	201,738.43	28-Dec-2006	6.877%	TX - 80.00%	Paid Off - 360	01-Sep-2005
121673277	2		456,550.00	469,201.52	04-Jan-2007	7.327%	DE - 80.00%	Paid Off - 360	01-Oct-2005
121674613	1		288,750.00	298,833.93	01-Jan-2007	7.927%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121679529	1		284,000.00	294,948.11	18-Dec-2006	8.077%	CA - 78.67%	Paid Off - 360	01-Sep-2005
121684011	2		650,000.00	659,432.01	20-Dec-2006	7.727%	CA - 72.22%	Paid Off - 360	01-Sep-2005
121688014	2		423,000.00	438,820.11	22-Dec-2006	7.977%	CA - 65.79%	Paid Off - 360	01-Sep-2005
121696685	2		426,500.00	434,196.51	27-Dec-2006	8.077%	MA - 74.83%	Paid Off - 360	01-Oct-2005
121696837	1		220,000.00	226,911.67	29-Dec-2006	8.077%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121696850	2		476,000.00	475,126.20	02-Jan-2007	7.677%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121697360	1		135,000.00	139,082.85	22-Dec-2006	7.877%	CA - 31.77%	Paid Off - 360	01-Sep-2005
121697485	1		220,000.00	219,997.41	01-Jan-2007	8.000%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121697623	1		216,000.00	221,938.06	29-Dec-2006	7.877%	CT - 51.80%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121698389	1		177,600.00	175,263.74	18-Dec-2006	7.977%	CO - 80.00%	Paid Off - 360	01-Sep-2005
121701297	1		290,000.00	300,292.62	05-Jan-2007	8.250%	CA - 89.23%	Paid Off - 360	01-Aug-2005
121703472	1		220,000.00	228,184.84	28-Dec-2006	7.977%	FL - 76.39%	Paid Off - 360	01-Sep-2005
121705556	1		309,000.00	318,888.37	26-Dec-2006	7.877%	CA - 59.42%	Paid Off - 360	01-Sep-2005
121710966	1		325,000.00	322,721.52	28-Dec-2006	7.677%	NY - 56.03%	Paid Off - 360	01-Sep-2005
121717130	2		437,000.00	394,224.60	01-Jan-2007	7.375%	CA - 79.89%	Paid Off - 360	01-Jul-2005
121717705	1		204,000.00	211,070.80	21-Dec-2006	8.375%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121717736	1		335,900.00	343,402.96	09-Jan-2007	8.077%	PA - 80.00%	Paid Off - 360	01-Oct-2005
121718544	1		232,000.00	239,999.26	20-Dec-2006	7.877%	IL - 80.00%	Paid Off - 360	01-Oct-2005
121723711	1		244,000.00	253,349.50	04-Jan-2007	8.000%	NV - 80.00%	Paid Off - 360	01-Sep-2005
121761330	1		255,200.00	263,874.42	28-Dec-2006	7.877%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121762629	2		375,000.00	389,224.21	19-Dec-2006	7.875%	VA - 72.82%	Paid Off - 360	01-Aug-2005
121765333	1		273,000.00	279,008.04	26-Dec-2006	7.677%	DE - 53.95%	Paid Off - 360	01-Sep-2005
121765733	1		224,000.00	232,080.63	29-Dec-2006	7.877%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121767097	1		50,000.00	22,845.11	05-Jan-2007	7.752%	FL - 38.46%	Paid Off - 360	01-Sep-2005
121769694	1		326,250.00	324,025.44	19-Dec-2006	8.127%	NY - 75.00%	Paid Off - 360	01-Sep-2005
121770161	2		520,000.00	532,846.80	04-Jan-2007	7.927%	NY - 76.47%	Paid Off - 360	01-Sep-2005
121771519	1		248,000.00	255,911.95	22-Dec-2006	8.077%	NV - 80.00%	Paid Off - 360	01-Oct-2005
121775263	1		198,000.00	205,558.35	08-Jan-2007	8.177%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121775571	2		443,200.00	461,607.62	02-Jan-2007	8.750%	VA - 79.99%	Paid Off - 360	01-Aug-2005
121779851	1		248,000.00	250,539.83	18-Dec-2006	7.827%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121780388	2		544,000.00	563,609.33	27-Dec-2006	8.000%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121782118	1		246,000.00	254,900.96	02-Jan-2007	8.077%	CA - 64.74%	Paid Off - 360	01-Oct-2005
121786263	1		236,000.00	242,257.78	01-Jan-2007	7.227%	WA - 80.00%	Paid Off - 360	01-Oct-2005
121790847	1		300,000.00	303,595.09	27-Dec-2006	7.877%	NY - 50.00%	Paid Off - 360	01-Oct-2005
121799575	2		652,000.00	662,673.92	03-Jan-2007	6.527%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121807079	1		316,000.00	325,450.13	22-Dec-2006	7.977%	CA - 78.80%	Paid Off - 360	01-Oct-2005
121807317	1		313,600.00	321,561.57	18-Dec-2006	7.227%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121809528	1		265,000.00	273,044.32	09-Jan-2007	7.477%	CA - 43.09%	Paid Off - 360	01-Sep-2005
121809544	2		420,000.00	426,005.95	08-Jan-2007	7.727%	CA - 78.57%	Paid Off - 360	01-Sep-2005
121809553	2		700,000.00	716,962.13	01-Jan-2007	7.577%	CA - 60.87%	Paid Off - 360	01-Sep-2005
121810523	1		195,000.00	195,037.67	03-Jan-2007	7.327%	CA - 79.92%	Paid Off - 360	01-Oct-2005
121811329	1		240,000.00	247,391.37	28-Dec-2006	7.577%	CA - 78.69%	Paid Off - 360	01-Oct-2005
121815807	1		214,300.00	219,127.01	04-Jan-2007	7.877%	WA - 54.81%	Paid Off - 360	01-Oct-2005
121828892	1		221,700.00	228,663.65	01-Jan-2007	7.627%	CA - 41.83%	Paid Off - 360	01-Oct-2005
121830662	2		607,000.00	625,023.70	22-Dec-2006	7.927%	CA - 64.23%	Paid Off - 360	01-Oct-2005
121830706	2		420,000.00	424,209.90	29-Dec-2006	7.750%	CA - 57.93%	Paid Off - 360	01-Aug-2005
121836541	2		465,000.00	483,752.32	29-Dec-2006	8.125%	CA - 65.49%	Paid Off - 360	01-Aug-2005
121843858	1		224,000.00	227,077.52	11-Jan-2007	7.877%	UT - 80.00%	Paid Off - 360	01-Oct-2005
121846457	1		265,000.00	244,719.56	01-Jan-2007	7.627%	NY - 45.69%	Paid Off - 360	01-Sep-2005
121850654	1		308,000.00	312,371.45	22-Dec-2006	7.677%	CA - 41.62%	Paid Off - 360	01-Oct-2005
121854783	1		123,000.00	122,257.62	22-Dec-2006	7.877%	CA - 44.73%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust				2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number		Original			Current	State &	Type Prepayment	First
&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group Status		Balance	Amount	Date	Rate	Origination	Original Term	Date
121862408	1	262,500.00	271,677.58	28-Dec-2006	7.625%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121874115	1	345,000.00	287,865.00	08-Jan-2007	7.977%	CA - 75.00%	Paid Off - 360	01-Oct-2005

TOTAL		66,841,201.00	68,057,658.21

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Loss Severity Approximation for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Feb-05
Aug-05
Feb-06
Aug-06

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Feb-05
Aug-05
Feb-06
Aug-06
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
Feb-05
Aug-05
Feb-06
Aug-06

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Weighted Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2007 Distribution

Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached			No
Has Sr. Prepay Stepdown Condition Occurred			No
Has Sr. Credit Supp. Depletion Date Occured			No

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	88.464540%	88.535147%	88.498136%
Next Senior Percentage	88.080745%	88.019535%	88.051792%
Current Subordinate Percentage	11.535460%	11.464853%	11.501864%
Next Subordinate Percentage	11.919255%	11.980465%	11.948208%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			4.827000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Next Pass	Interest	NET WAC
	Through	Carryfrwd	Shortfall
CLASS	Rate	UnPaid	Paid
1-A-1	0.00000%	$0.00	$0.00
1-A-2	0.00000%	$0.00	$0.00
1-A-3A	0.00000%	$0.00	$0.00
1-A-3B	0.00000%	$0.00	$0.00
2-A-1A	0.00000%	$0.00	$0.00
2-A-1B	0.00000%	$0.00	$0.00
2-A-2A	0.00000%	$0.00	$0.00
2-A-2B	0.00000%	$0.00	$0.00
2-A-2C	0.00000%	$0.00	$0.00
2-A-3A	0.00000%	$0.00	$0.00
2-A-3B	0.00000%	$0.00	$0.00
1-X	0.00000%	$0.00	$0.00
2-X	0.00000%	$0.00	$0.00
A-R	0.00000%	$0.00	$0.00
B-1	0.00000%	$0.00	$0.00
B-2	0.00000%	$0.00	$0.00
B-3	0.00000%	$0.00	$0.00
B-4	0.00000%	$0.00	$0.00
B-5	0.00000%	$0.00	$0.00
B-6	0.00000%	$0.00	$0.00
B-7	0.00000%	$0.00	$0.00
B-8	0.00000%	$0.00	$0.00
B-9	0.00000%	$0.00	$0.00
B-10	0.00000%	$0.00	$0.00
B-11	0.00000%	$0.00	$0.00
B-X	0.00000%	$0.00	$0.00
P-1	0.00000%	$0.00	$0.00
P-2	0.00000%	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 1 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 2 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 3 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 4 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 5 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 6 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 7 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 8 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 9 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 10 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79
Current Scheduled Payments 11 Month Prior	6,464,449.64	6,035,657.06	12,500,106.70

1-A-1 Carryforward Amount Paid
1-A-2 Carryforward Amount Paid
1-A-3A Carryforward Amount Paid
1-A-3B Carryforward Amount Paid
2-A-1A Carryforward Amount Paid
2-A-1B Carryforward Amount Paid
2-A-2A Carryforward Amount Paid
2-A-2B Carryforward Amount Paid
2-A-2C Carryforward Amount Paid
2-A-3A Carryforward Amount Paid
2-A-3B Carryforward Amount Paid
B-1 Carryforward Amount Paid
B-2 Carryforward Amount Paid
B-3 Carryforward Amount Paid
B-4 Carryforward Amount Paid
B-5 Carryforward Amount Paid
B-6 Carryforward Amount Paid
B-7 Carryforward Amount Paid
B-8 Carryforward Amount Paid
B-9 Carryforward Amount Paid
B-10 Carryforward Amount Paid
B-11 Carryforward Amount Paid

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

External Parties		Table of Contents

Seller				Page
IndyMac Bank		1. Certificate Payment Report		2
		2. Collection Account Report		8
Servicer(s)		3. Credit Enhancement Report		10
IndyMac Bank		4. Collateral Report		11
		5. Delinquency Report		14
Underwriter(s)		6. REO Report		17
Goldman Sachs & Co.		7. Foreclosure Report		18
		8. Prepayment Report		20
		9. Prepayment Detail Report		25
		10. Realized Loss Report		31
		11. Realized Loss Detail Report		34
		12. Triggers and Adj. Cert. Report		35
		13. Additional Certificate Report		36
		14. Other Related Information		37

		Total Number of Pages		37

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	February 26, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	January 31, 2007	Factor Information:		(800) 735-7777
	February 23, 2007	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	413,207,563.01	2,067,721.28	19,936,756.06	22,004,477.34	0.00	0.00	393,270,806.95
1-A-2	FLT	262,356,000.00	172,169,927.27	938,065.39	8,306,986.97	9,245,052.36	0.00	0.00	163,862,940.30
1-A-3A	FLT	77,413,000.00	50,801,927.85	260,086.62	2,451,130.46	2,711,217.08	0.00	0.00	48,350,797.39
1-A-3B	FLT	80,000,000.00	52,499,634.81	264,111.95	2,533,042.72	2,797,154.67	0.00	0.00	49,966,592.09
2-A-1A	FLT	398,032,000.00	262,688,528.63	1,314,512.87	13,033,878.60	14,348,391.47	0.00	0.00	249,654,650.03
2-A-1B	FLT	300,000,000.00	197,990,509.78	1,073,469.10	9,823,741.76	10,897,210.86	0.00	0.00	188,166,768.02
2-A-2A	FLT	50,000,000.00	32,998,418.29	167,179.61	1,637,290.29	1,804,469.90	0.00	0.00	31,361,128.00
2-A-2B	FLT	65,846,000.00	43,456,277.01	227,512.99	2,156,180.33	2,383,693.32	0.00	0.00	41,300,096.68
2-A-2C	FLT	175,000,000.00	115,494,464.02	608,739.10	5,730,516.03	6,339,255.13	0.00	0.00	109,763,947.99
2-A-3A	FLT	84,508,000.00	55,772,606.66	285,534.62	2,767,282.56	3,052,817.18	0.00	0.00	53,005,324.10
2-A-3B	FLT	90,000,000.00	59,397,152.97	298,811.56	2,947,122.54	3,245,934.10	0.00	0.00	56,450,030.43
1-X	CSTR	0.00	0.00	803,327.42	0.00	803,327.42	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	756,007.06	0.00	756,007.06	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,119,074.94	63,553.11	21.12	63,574.23	0.00	0.00	12,119,053.82
B-2	SUB	49,300,000.00	48,968,969.27	258,972.27	85.35	259,057.62	0.00	0.00	48,968,883.92
B-3	SUB	33,764,000.00	33,537,287.59	184,814.04	58.45	184,872.49	0.00	0.00	33,537,229.14
B-4	SUB	14,470,000.00	14,372,839.47	79,970.95	25.05	79,996.00	0.00	0.00	14,372,814.42
B-5	SUB	13,264,000.00	13,174,937.29	74,945.21	22.96	74,968.17	0.00	0.00	13,174,914.33
B-6	SUB	10,853,000.00	10,780,126.25	62,951.28	18.79	62,970.07	0.00	0.00	10,780,107.46
B-7	SUB	9,647,000.00	9,582,224.07	55,956.05	16.70	55,972.75	0.00	0.00	9,582,207.37
B-8	SUB	7,235,000.00	7,186,419.72	41,965.59	12.53	41,978.12	0.00	0.00	7,186,407.19
B-9	SUB	16,882,000.00	16,768,643.80	97,921.63	29.23	97,950.86	0.00	0.00	16,768,614.57
B-10	SUB	18,088,000.00	17,966,545.98	104,916.86	31.32	104,948.18	0.00	0.00	17,966,514.66
B-11	SUB	13,269,015.79	13,179,919.36	76,965.03	22.98	76,988.01	0.00	0.00	13,179,896.38
B-X	CSTR	0.00	0.00	128,542.70	0.00	128,542.70	0.00	0.00	0.00
P-1	SUB	100.00	100.00	675,073.92	0.00	675,073.92	0.00	0.00	100.00
P-2	SUB	100.00	100.00	413,185.58	0.00	413,185.58	0.00	0.00	100.00

Total		2,411,782,315.79	1,654,114,198.04 11,384,813.79		71,324,272.80	82,709,086.59	0.00	0.00	1,582,789,925.24

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	01/25/07	02/25/07	A-Act/360	45660LVZ9	629,654,000.00	656.245435	3.283901	31.663034	34.946935	624.582401
1-A-2	01/25/07	02/25/07	A-Act/360	45660LWA3	262,356,000.00	656.245435	3.575544	31.663034	35.238578	624.582401
1-A-3A	01/25/07	02/25/07	A-Act/360	45660LWB1	77,413,000.00	656.245435	3.359728	31.663034	35.022762	624.582401
1-A-3B	01/25/07	02/25/07	A-Act/360	45660LWC9	80,000,000.00	656.245435	3.301399	31.663034	34.964433	624.582401
2-A-1A	01/25/07	02/25/07	A-Act/360	45660LWD7	398,032,000.00	659.968366	3.302531	32.745806	36.048336	627.222560
2-A-1B	01/25/07	02/25/07	A-Act/360	45660LWE5	300,000,000.00	659.968366	3.578230	32.745806	36.324036	627.222560
2-A-2A	01/25/07	02/25/07	A-Act/360	45660LWV7	50,000,000.00	659.968366	3.343592	32.745806	36.089398	627.222560
2-A-2B	01/01/07	01/30/07	A-30/360	45660LWW5	65,846,000.00	659.968366	3.455229	32.745806	36.201035	627.222560
2-A-2C	01/25/07	02/25/07	A-Act/360	45660LWF2	175,000,000.00	659.968366	3.478509	32.745806	36.224315	627.222560
2-A-3A	01/25/07	02/25/07	A-Act/360	45660LWG0	84,508,000.00	659.968366	3.378788	32.745806	36.124594	627.222560
2-A-3B	01/25/07	02/25/07	A-Act/360	45660LWH8	90,000,000.00	659.968366	3.320128	32.745806	36.065934	627.222560
1-X	01/01/07	01/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.765494	0.000000	0.765494	0.000000
2-X	01/01/07	01/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.649833	0.000000	0.649833	0.000000
A-R	01/01/07	01/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	01/25/07	02/25/07	A-Act/360	45660LWJ4	12,201,000.00	993.285382	5.208844	0.001731	5.210575	993.283651
B-2	01/25/07	02/25/07	A-Act/360	45660LWK1	49,300,000.00	993.285381	5.252987	0.001731	5.254718	993.283649
B-3	01/25/07	02/25/07	A-Act/360	45660LWL9	33,764,000.00	993.285381	5.473701	0.001731	5.475432	993.283649
B-4	01/25/07	02/25/07	A-Act/360	45660LWM7	14,470,000.00	993.285381	5.526672	0.001731	5.528404	993.283650
B-5	01/25/07	02/25/07	A-Act/360	45660LWN5	13,264,000.00	993.285381	5.650272	0.001731	5.652003	993.283650
B-6	01/25/07	02/25/07	A-Act/360	45660LWP0	10,853,000.00	993.285382	5.800358	0.001731	5.802089	993.283651
B-7	01/25/07	02/25/07	A-Act/360	45660LWQ8	9,647,000.00	993.285381	5.800358	0.001731	5.802089	993.283650
B-8	01/25/07	02/25/07	A-Act/360	45660LWR6	7,235,000.00	993.285379	5.800358	0.001732	5.802090	993.283648
B-9	01/25/07	02/25/07	A-Act/360	45660LWX3	16,882,000.00	993.285381	5.800357	0.001731	5.802089	993.283649
B-10	01/25/07	02/25/07	A-Act/360	45660LWY1	18,088,000.00	993.285381	5.800357	0.001732	5.802089	993.283650
B-11	01/25/07	02/25/07	A-Act/360	45660LWZ8	13,269,015.79	993.285378	5.800357	0.001732	5.802089	993.283646
B-X	01/01/07	01/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	0.646031	0.000000	0.646031	0.000000
P-1	01/25/07	02/24/07	A-30/360	45660LYU7	100.00	1,000.000000	6,750,739.200000	0.000000 6,750,739.200000		1,000.000000
P-2	01/25/07	02/24/07	A-30/360	45660LYV5	100.00	1,000.000000	4,131,855.800000	0.000000 4,131,855.800000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	41,970,236.78	232,561,368.67	3,821,824.38	236,383,193.05	278,353,429.83	0.00	0.00	393,270,806.95
1-A-2	262,356,000.00	19,204,369.98	96,900,631.86	1,592,427.84	98,493,059.70	117,697,429.68	0.00	0.00	163,862,940.30
1-A-3A	77,413,000.00	5,291,749.46	28,592,327.27	469,875.34	29,062,202.61	34,353,952.07	0.00	0.00	48,350,797.39
1-A-3B	80,000,000.00	5,363,891.93	29,547,830.20	485,577.72	30,033,407.91	35,397,299.84	0.00	0.00	49,966,592.09
2-A-1A	398,032,000.00	26,173,011.42	145,939,309.95	2,438,040.02	148,377,349.97	174,550,361.39	0.00	0.00	249,654,650.03
2-A-1B	300,000,000.00	21,548,701.08	109,995,661.12	1,837,570.86	111,833,231.98	133,381,933.06	0.00	0.00	188,166,768.02
2-A-2A	50,000,000.00	3,333,026.56	18,332,610.19	306,261.81	18,638,872.00	21,971,898.56	0.00	0.00	31,361,128.00
2-A-2B	65,846,000.00	4,263,890.71	24,142,581.02	403,322.30	24,545,903.32	28,809,794.03	0.00	0.00	41,300,096.68
2-A-2C	175,000,000.00	12,185,670.48	64,164,135.67	1,071,916.34	65,236,052.01	77,421,722.49	0.00	0.00	109,763,947.99
2-A-3A	84,508,000.00	5,698,864.74	30,985,044.44	517,631.46	31,502,675.90	37,201,540.64	0.00	0.00	53,005,324.10
2-A-3B	90,000,000.00	5,952,931.56	32,998,698.29	551,271.26	33,549,969.57	39,502,901.13	0.00	0.00	56,450,030.43
1-X	0.00	14,444,153.54	0.00	0.00	0.00	14,444,153.54	0.00	0.00	0.00
2-X	0.00	13,007,466.93	0.00	0.00	0.00	13,007,466.93	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	982,720.66	0.00	81,946.18	81,946.18	1,064,666.84	0.00	0.00	12,119,053.82
B-2	49,300,000.00	4,007,472.85	0.00	331,116.08	331,116.08	4,338,588.93	0.00	0.00	48,968,883.92
B-3	33,764,000.00	2,870,059.44	0.00	226,770.86	226,770.86	3,096,830.30	0.00	0.00	33,537,229.14
B-4	14,470,000.00	1,242,906.32	0.00	97,185.58	97,185.58	1,340,091.90	0.00	0.00	14,372,814.42
B-5	13,264,000.00	1,166,918.73	0.00	89,085.67	89,085.67	1,256,004.40	0.00	0.00	13,174,914.33
B-6	10,853,000.00	982,232.32	0.00	72,892.54	72,892.54	1,055,124.86	0.00	0.00	10,780,107.46
B-7	9,647,000.00	864,366.36	0.00	64,792.63	64,792.63	929,158.99	0.00	0.00	9,582,207.37
B-8	7,235,000.00	635,694.13	0.00	48,592.81	48,592.81	684,286.94	0.00	0.00	7,186,407.19
B-9	16,882,000.00	1,483,315.63	0.00	113,385.43	113,385.43	1,596,701.06	0.00	0.00	16,768,614.57
B-10	18,088,000.00	1,589,279.30	0.00	121,485.34	121,485.34	1,710,764.64	0.00	0.00	17,966,514.66
B-11	13,269,015.79	1,165,865.32	0.00	89,119.27	89,119.27	1,254,984.60	0.02	0.00	13,179,896.38
B-X	0.00	1,624,149.04	0.00	0.00	0.00	1,624,149.04	0.00	0.00	0.00
P-1	100.00	7,700,643.87	0.00	0.00	0.00	7,700,643.87	0.00	0.00	100.00
P-2	100.00	4,849,637.18	0.00	0.00	0.00	4,849,637.18	0.00	0.00	100.00

Total	2,411,782,315.79	209,741,775.79	814,160,280.99	14,832,109.41	828,992,390.41	1,038,734,166.21	0.02	0.00	1,582,789,925.24

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
Through		(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63000%	413,207,563.01	2,067,874.29	153.01	0.00	0.00	2,067,721.28	2,067,721.28	0.00
1-A-2	6.13000%	172,169,927.27	938,134.80	69.42	0.00	0.00	938,065.38	938,065.39	0.00
1-A-3A	5.76000%	50,801,927.85	260,105.87	19.25	0.00	0.00	260,086.62	260,086.62	0.00
1-A-3B	5.66000%	52,499,634.81	264,131.50	19.54	0.00	0.00	264,111.96	264,111.95	0.00
2-A-1A	5.63000%	262,688,528.63	1,314,610.15	97.28	0.00	0.00	1,314,512.87	1,314,512.87	0.00
2-A-1B	6.10000%	197,990,509.78	1,073,548.54	79.44	0.00	0.00	1,073,469.10	1,073,469.10	0.00
2-A-2A	5.70000%	32,998,418.29	167,191.99	12.37	0.00	0.00	167,179.62	167,179.61	0.00
2-A-2B	6.28300%	43,456,277.01	227,529.82	16.84	0.00	0.00	227,512.98	227,512.99	0.00
2-A-2C	5.93000%	115,494,464.02	608,784.15	45.05	0.00	0.00	608,739.10	608,739.10	0.00
2-A-3A	5.76000%	55,772,606.66	285,555.75	21.13	0.00	0.00	285,534.62	285,534.62	0.00
2-A-3B	5.66000%	59,397,152.97	298,833.68	22.11	0.00	0.00	298,811.57	298,811.56	0.00
1-X	0.00000%	0.00	803,386.87	59.45	0.00	0.00	803,327.42	803,327.42	0.00
2-X	0.00000%	0.00	756,063.00	55.95	0.00	0.00	756,007.05	756,007.06	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90000%	12,119,074.94	63,557.82	4.70	0.00	0.00	63,553.12	63,553.11	0.00
B-2	5.95000%	48,968,969.27	258,991.44	19.16	0.00	0.00	258,972.28	258,972.27	0.00
B-3	6.20000%	33,537,287.59	184,827.72	13.68	0.00	0.00	184,814.04	184,814.04	0.00
B-4	6.26000%	14,372,839.47	79,976.87	5.92	0.00	0.00	79,970.95	79,970.95	0.00
B-5	6.40000%	13,174,937.29	74,950.75	5.55	0.00	0.00	74,945.20	74,945.21	0.00
B-6	6.57000%	10,780,126.25	62,955.94	4.66	0.00	0.00	62,951.28	62,951.28	0.00
B-7	6.57000%	9,582,224.07	55,960.19	4.14	0.00	0.00	55,956.05	55,956.05	0.00
B-8	6.57000%	7,186,419.72	41,968.69	3.11	0.00	0.00	41,965.58	41,965.59	0.00
B-9	6.57000%	16,768,643.80	97,928.88	7.25	0.00	0.00	97,921.63	97,921.63	0.00
B-10	6.57000%	17,966,545.98	104,924.63	7.76	0.00	0.00	104,916.87	104,916.86	0.00
B-11	6.57000%	13,179,919.36	76,970.73	5.70	0.00	0.00	76,965.03	76,965.03	0.00
B-X	0.00000%	0.00	128,552.22	9.51	0.00	0.00	128,542.71	128,542.70	0.01
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	675,073.92	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	413,185.58	0.00

Total		1,654,114,198.04	10,297,316.29	761.98	0.00	0.00	10,296,554.31	11,384,813.79	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	803,327.42	0.00	803,327.42	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	756,007.06	0.00	756,007.06	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	128,542.70	0.00	128,542.70	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,687,877.18	0.00	1,687,877.18	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	01/01/07	01/30/07	A-30/360	1,049,423,000.00		656.245435	0.765494	0.000000	0.765494	624.582401
2-X-IO	01/01/07	01/30/07	A-30/360	1,163,386,000.00		659.968366	0.649833	0.000000	0.649833	627.222560
B-X-IO	01/01/07	01/30/07	A-30/360	198,973,015.00		993.285385	0.646031	0.000000	0.646031	993.283653
1-X-PO	01/01/07	01/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	01/01/07	01/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	01/01/07	01/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	01/01/07	01/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	14,444,132.94	0.00	0.00	0.00	14,444,153.54	0.00	0.00	0.00
2-X-IO	0.00	13,007,466.93	0.00	0.00	0.00	13,007,466.93	0.00	0.00	0.00
B-X-IO	0.00	1,624,149.02	0.00	0.00	0.00	1,624,149.02	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	29,075,748.89	0.00	0.00	0.00	29,075,769.49	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.39987%	688,679,052.94	803,386.87	59.45	0.00	0.00	803,327.42	803,327.42	0.00
2-X-IO	1.18166%	767,797,957.36	756,063.00	55.95	0.00	0.00	756,007.05	756,007.06	0.00
B-X-IO	0.78054%	197,636,987.74	128,552.22	9.51	0.00	0.00	128,542.71	128,542.70	0.01
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,654,113,998.04	1,688,002.09	124.91	0.00	0.00	1,687,877.18	1,687,877.18	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	38,096,307.63	33,227,965.17	71,324,272.80
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	38,096,307.63	33,227,965.17	71,324,272.80
Interest Collections	5,432,911.20	4,985,030.20	10,417,941.39
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	413,185.58	675,073.92	1,088,259.50
Interest Fees	(54,440.76)	(56,999.94)	(121,387.08)
TOTAL NET INTEREST	5,791,656.02	5,603,104.18	11,384,813.82
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	43,887,963.65	38,831,069.35	82,709,086.62

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,479.36	408.63	2,887.99
Curtailments	(2,051,698.58)	(1,824,821.61)	(3,876,520.19)
Prepayments In Full	40,145,526.85	35,052,378.15	75,197,905.00
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,479.36)	(408.63)	(2,887.99)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,479.36	408.63	2,887.99
TOTAL PRINCIPAL COLLECTED	38,096,307.63	33,227,965.17	71,324,272.80

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	5,651,239.23	5,173,623.28	10,824,862.51
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(21,683.10)	(22,675.51)	(44,358.61)
Delinquent Interest	(4,532,644.96)	(3,978,106.20)	(8,510,751.16)
Compensating Interest	21,683.10	22,675.51	44,358.61
Civil Relief Act Shortfalls	0.00	(761.96)	(761.96)
Interest Advanced	4,314,316.94	3,790,275.08	8,104,592.02
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	5,432,911.20	4,985,030.20	10,417,941.39

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	413,185.58	675,073.92	1,088,259.50
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	413,185.58	675,073.92	1,088,259.50

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	54,077.55	56,673.93	110,751.48
Class 1-A-3B Ambac Premium			4,666.63
Class 2-A-3B Ambac Premium			5,279.75
Trustee Fees	363.21	326.01	689.22
TOTAL INTEREST FEES	54,440.76	56,999.94	121,387.08

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			4,666.63
Class 2-A-3B Ambac Premium			5,279.75

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,722	3,269	4,991
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(77)	(142)	(219)
Repurchases	0	0	0
Liquidations	0	0	0
Current	1,645	3,127	4,772
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	871,697,848.33	782,416,149.71	1,654,113,998.04
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,479.36)	(408.63)	(2,887.99)
Partial Prepayments	2,051,698.58	1,824,821.61	3,876,520.19
Full Voluntary Prepayments	(40,145,526.85)	(35,052,378.15)	(75,197,905.00)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	833,601,540.70	749,188,184.54	1,582,789,725.24

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.72147%	7.87495%	7.79450%
Weighted Average Coupon Current	7.77963%	7.93484%	7.85305%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	342	343	343
Weighted Average Months to Maturity Current	341	342	342
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	342	343	343
Weighted Avg Remaining Amortization Term Current	341	342	342
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	17.43	17.23	17.34
Weighted Average Seasoning Current	18.43	18.23	18.33

Weighted Average Coupon by Groups

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06
Group 1
Group 2

Total Weighted Average Coupon

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Mar-05
Sep-05
Mar-06
Sep-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Mar-05
Sep-05
Mar-06
Sep-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.89376%	3.04934%	2.96779%
Weighted Average Margin Current	2.89680%	3.05200%	2.97021%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.05504%	8.85059%	8.95776%
Weighted Average Max Rate Current	9.06420%	8.84802%	8.96195%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	54,077.55	56,673.93	110,751.48
Delinquent Servicing Fees	218,328.03	187,831.12	406,159.15
TOTAL SERVICING FEES	272,405.58	244,505.05	516,910.63

Total Servicing Fees	272,405.58	244,505.05	516,910.63
Compensating Interest	(21,683.10)	(22,675.51)	(44,358.61)
Delinquent Servicing Fees	(218,328.03)	(187,831.12)	(406,159.15)
COLLECTED SERVICING FEES	32,394.46	33,998.42	66,392.88
Total Advanced Interest	4,314,316.94	3,790,275.08	8,104,592.02
Total Advanced Principal	2,479.36	408.63	2,887.99
Aggregate Advances with respect to this Distribution	4,316,796.30	3,790,683.71	8,107,480.00

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	21,683.10	22,675.51	44,358.61
Compensating Interest	(21,683.10)	(22,675.51)	(44,358.61)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.404130%	7.559341%	7.477547%
Current Deferred Interest	2,709,903.00	2,506,492.75	5,216,395.76
Cumulative Deferred Interest	2,709,903.00	2,506,492.75	5,216,395.76
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		39,883,592.83	14,340,471.50	7,959,761.85	62,183,826.18
	% Balance		2.52%	0.91%	0.50%	3.93%
	# Loans		121	40	24	185
	% # Loans		2.54%	0.84%	0.50%	3.88%

FORECLOSURE	Balance	1,041,643.39	0.00	348,740.24	13,439,163.39	14,829,547.02
	% Balance	0.07%	0.00%	0.02%	0.85%	0.94%
	# Loans	3	0	1	35	39
	% # Loans	0.06%	0.00%	0.02%	0.73%	0.82%

BANKRUPTCY	Balance	3,137,260.74	706,624.62	178,082.13	1,562,215.73	5,584,183.22
	% Balance	0.20%	0.04%	0.01%	0.10%	0.35%
	# Loans	9	2	1	6	18
	% # Loans	0.19%	0.04%	0.02%	0.13%	0.38%

REO	Balance	0.00	0.00	0.00	1,173,965.46	1,173,965.46
	% Balance	0.00%	0.00%	0.00%	0.07%	0.07%
	# Loans	0	0	0	3	3
	% # Loans	0.00%	0.00%	0.00%	0.06%	0.06%

TOTAL	Balance	4,178,904.13	40,590,217.45	14,867,293.87	24,135,106.43	83,771,521.88
	% Balance	0.26%	2.56%	0.94%	1.52%	5.29%
	# Loans	12	123	42	68	245
	% # Loans	0.25%	2.58%	0.88%	1.42%	5.13%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		18,006,993.66	6,476,117.59	3,344,550.18	27,827,661.43
	% Balance		2.40%	0.86%	0.45%	3.71%
	# Loans		74	24	15	113
	% # Loans		2.37%	0.77%	0.48%	3.61%

FORECLOSURE	Balance	193,251.29	0.00	348,740.24	4,186,498.66	4,728,490.19
	% Balance	0.03%	0.00%	0.05%	0.56%	0.63%
	# Loans	1	0	1	18	20
	% # Loans	0.03%	0.00%	0.03%	0.58%	0.64%

BANKRUPTCY	Balance	1,306,574.14	323,484.19	178,082.13	1,562,215.73	3,370,356.19
	% Balance	0.17%	0.04%	0.02%	0.21%	0.45%
	# Loans	5	1	1	6	13
	% # Loans	0.16%	0.03%	0.03%	0.19%	0.42%

REO	Balance	0.00	0.00	0.00	496,117.77	496,117.77
	% Balance	0.00%	0.00%	0.00%	0.07%	0.07%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.06%	0.06%

TOTAL	Balance	1,499,825.43	18,330,477.85	7,002,939.96	9,589,382.34	36,422,625.58
	% Balance	0.20%	2.45%	0.93%	1.28%	4.86%
	# Loans	6	75	26	41	148
	% # Loans	0.19%	2.40%	0.83%	1.31%	4.73%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		21,876,599.17	7,864,353.91	4,615,211.67	34,356,164.75
	% Balance		2.62%	0.94%	0.55%	4.12%
	# Loans		47	16	9	72
	% # Loans		2.86%	0.97%	0.55%	4.38%

FORECLOSURE	Balance	848,392.10	0.00	0.00	9,252,664.73	10,101,056.83
	% Balance	0.10%	0.00%	0.00%	1.11%	1.21%
	# Loans	2	0	0	17	19
	% # Loans	0.12%	0.00%	0.00%	1.03%	1.16%

BANKRUPTCY	Balance	1,830,686.60	383,140.43	0.00	0.00	2,213,827.03
	% Balance	0.22%	0.05%	0.00%	0.00%	0.27%
	# Loans	4	1	0	0	5
	% # Loans	0.24%	0.06%	0.00%	0.00%	0.30%

REO	Balance	0.00	0.00	0.00	677,847.69	677,847.69
	% Balance	0.00%	0.00%	0.00%	0.08%	0.08%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.06%	0.06%

TOTAL	Balance	2,679,078.70	22,259,739.60	7,864,353.91	14,545,724.09	47,348,896.30
	% Balance	0.32%	2.67%	0.94%	1.74%	5.68%
	# Loans	6	48	16	27	97
	% # Loans	0.36%	2.92%	0.97%	1.64%	5.90%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution
REO Report
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
Became REO Property this Period:
121604301 1	180,000.00	187,438.33	01-Nov-2005	7.833%	FL - 80.00%	360	01-Sep-2005
TOTAL	180,000.00	187,438.33
Became REO Property in a Prior Period:
121775582 2	650,000.00	677,847.69	01-Dec-2005	8.375%	VA - 78.79%	360	01-Aug-2005
121784112 1	296,000.00	308,679.44	01-Jan-2006	7.933%	GA - 80.00%	360	01-Sep-2005
TOTAL	946,000.00	986,527.13

TOTAL	1,126,000.00	1,173,965.46

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
120397846	1	108,800.00	114,459.49	01-Aug-2006	8.375%	OK - 80.00%	360	01-Mar-2005
121277360	1	191,100.00	198,852.75	01-Aug-2006	7.783%	TX - 70.78%	360	01-Sep-2005
121366767	1	332,792.00	345,831.63	01-Jul-2006	7.833%	CA - 79.81%	360	01-Aug-2005
121428762	1	365,680.00	380,965.81	01-Aug-2006	8.333%	CA - 70.00%	360	01-Aug-2005
121456779	2	500,000.00	516,066.23	01-Sep-2006	8.183%	NY - 70.92%	360	01-Sep-2005
121474102	1	244,800.00	257,231.00	01-Sep-2006	8.333%	FL - 80.00%	360	01-Aug-2005
121494921	2	443,863.00	460,701.78	01-Aug-2006	7.533%	CA - 80.00%	360	01-Aug-2005
121500221	1	321,750.00	337,053.72	01-Sep-2006	8.133%	CA - 75.00%	360	01-Aug-2005
121539993	2	900,000.00	936,778.59	01-Sep-2006	7.833%	CT - 75.00%	360	01-Sep-2005
121674043	2	365,250.00	381,938.12	01-Aug-2006	8.133%	FL - 75.00%	360	01-Sep-2005
121707105	1	162,000.00	168,884.76	01-Sep-2006	8.033%	NY - 74.83%	360	01-Oct-2005
121795014	1	143,100.00	148,382.86	01-Aug-2006	8.183%	MI - 90.00%	360	01-Oct-2005
TOTAL		4,079,135.00	4,247,146.74

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	628,650.39	01-Aug-2006	7.750%	NJ - 90.00%	360	01-May-2005
121268870	1	318,750.00	336,607.14	01-Jul-2006	8.533%	CA - 75.00%	360	01-Jul-2005
121487498	2	500,000.00	524,494.66	01-Jul-2006	8.233%	CA - 74.07%	360	01-Aug-2005
121523429	1	79,000.00	80,889.16	01-Apr-2006	8.333%	PA - 69.91%	360	01-Aug-2005
121555840	2	704,000.00	737,761.78	01-May-2006	8.183%	NJ - 80.00%	360	01-Aug-2005
121566173	1	272,000.00	284,937.53	01-Mar-2006	8.133%	FL - 80.00%	360	01-Aug-2005
121593597	2	628,000.00	644,995.79	01-May-2006	6.883%	FL - 80.00%	360	01-Sep-2005
121599975	1	120,000.00	125,611.00	01-Jun-2006	8.083%	FL - 80.00%	360	01-Aug-2005
121606348	2	412,500.00	431,996.16	01-Aug-2006	8.283%	NJ - 75.00%	360	01-Sep-2005
121611507	2	450,000.00	467,577.07	01-Jul-2006	7.683%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	196,282.74	01-Jun-2006	8.133%	NJ - 80.00%	360	01-Oct-2005
121613455	1	110,000.00	114,119.86	01-Aug-2006	8.133%	MA - 52.38%	360	01-Sep-2005
121653298	2	396,000.00	412,962.94	01-Aug-2006	7.933%	CT - 75.00%	360	01-Sep-2005
121664846	2	393,750.00	410,359.64	01-Aug-2006	8.033%	CA - 75.00%	360	01-Sep-2005
121672099	1	219,000.00	229,437.68	01-Aug-2006	8.283%	WA - 75.00%	360	01-Sep-2005
121673152	2	408,750.00	425,886.91	01-Jun-2006	7.983%	CA - 75.00%	360	01-Oct-2005
121677422	1	279,950.00	291,635.55	01-Jul-2006	7.883%	FL - 79.99%	360	01-Sep-2005
121693199	2	407,950.00	428,692.76	01-Jan-2007	8.608%	CA - 85.00%	360	01-Aug-2005
121693206	2	402,750.00	419,699.34	01-Jan-2007	7.883%	CA - 75.00%	360	01-Aug-2005
121698556	2	910,000.00	944,926.73	01-Apr-2006	7.733%	NJ - 70.00%	360	01-Oct-2005
121713653	2	636,000.00	436,006.11	01-Jul-2006	7.883%	CA - 80.00%	360	01-Sep-2005
121717716	1	348,000.00	361,866.79	01-Aug-2006	8.375%	CA - 80.00%	360	01-Aug-2005
121752366	1	185,000.00	193,251.29	01-Jan-2007	8.125%	CA - 61.67%	360	01-Aug-2005
121773192	1	335,000.00	348,740.24	01-Nov-2006	7.933%	MA - 56.30%	360	01-Oct-2005
121776468	2	463,000.00	481,783.42	01-Aug-2006	7.783%	NY - 67.59%	360	01-Sep-2005
121783771	1	205,000.00	213,449.19	01-Mar-2006	7.933%	FL - 72.70%	360	01-Oct-2005
121874119	2	397,500.00	409,778.41	01-Aug-2006	7.933%	CA - 75.00%	360	01-Oct-2005
TOTAL		10,372,900.00	10,582,400.28

IndyMac INDX Mortgage Loan Trust			2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

TOTAL	14,452,035.00	14,829,547.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	77	142	219
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	77	142	219
Curtailments Amount	(2,051,698.58)	(1,824,821.61)	(3,876,520.19)
Paid in Full Balance	40,145,526.85	35,052,378.15	75,197,905.00
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	38,093,828.27	33,227,556.54	71,321,384.81
Cumulative

Number of Paid in Full Loans	899	1,727	2,626
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	910	1,752	2,662
Paid in Full Balance	458,119,903.19	416,624,857.95	874,744,761.14
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(31,561,862.50)	(29,022,617.64)	(60,584,480.14)
Total Prepayment Amount	433,927,525.35	394,040,559.18	827,968,084.53

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	4.37%	4.25%	4.31%
3 Months Avg SMM	3.46%	4.24%	3.83%
12 Months Avg SMM	3.05%	3.14%	3.09%
Avg SMM Since Cut-off	2.43%	2.46%	2.44%

CPR	41.50%	40.59%	41.07%
3 Months Avg CPR	34.45%	40.57%	37.44%
12 Months Avg CPR	31.05%	31.77%	31.39%
Avg CPR Since Cut-off	25.61%	25.79%	25.70%

PSA	1,126.29%	1,113.53%	1,120.33%
3 Months Avg PSA Approximation	987.76%	1,177.31%	1,079.61%
12 Months Avg PSA Approximation	1,197.07%	1,245.94%	1,220.16%
Avg PSA Since Cut-off Approximation	1,221.62%	1,257.35%	1,238.45%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)* *(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	4.37%	4.25%	4.31%
3 Months Avg SMM	3.46%	4.24%	3.83%
12 Months Avg SMM	3.05%	3.14%	3.09%
Avg SMM Since Cut-off	2.43%	2.46%	2.44%

CPR	41.50%	40.59%	41.07%
3 Months Avg CPR	34.45%	40.57%	37.44%
12 Months Avg CPR	31.05%	31.77%	31.39%
Avg CPR Since Cut-off	25.61%	25.79%	25.70%

PSA	1,126.29%	1,113.53%	1,120.33%
3 Months Avg PSA Approximation	987.76%	1,177.31%	1,079.61%
12 Months Avg PSA Approximation	1,197.07%	1,245.94%	1,220.16%
Avg PSA Since Cut-off Approximation	1,221.62%	1,257.35%	1,238.45%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Mar-05
Sep-05
Mar-06
Sep-06

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	[(1-SMMn)*(1-SMMn+1)* *(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120395548	1		320,000.00	326,489.11	05-Feb-2007	7.233%	NJ - 80.00%	Paid Off - 360	01-Apr-2005
120397774	2		364,800.00	377,838.44	05-Feb-2007	7.375%	CA - 80.00%	Paid Off - 360	01-May-2005
120603725	2		550,000.00	566,709.68	18-Jan-2007	7.633%	NJ - 79.71%	Paid Off - 360	01-Aug-2005
120949053	1		332,000.00	325,978.32	31-Jan-2007	7.933%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121148994	1		217,000.00	218,535.39	01-Feb-2007	7.683%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121150392	2		770,000.00	801,023.07	14-Feb-2007	7.933%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121239659	1		303,650.00	312,369.57	01-Feb-2007	8.083%	CA - 69.99%	Paid Off - 360	01-Aug-2005
121268637	1		251,250.00	258,643.74	13-Feb-2007	7.283%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121292809	2		393,440.00	395,358.97	01-Feb-2007	7.183%	CA - 72.86%	Paid Off - 360	01-Jul-2005
121299469	2		480,000.00	496,940.59	29-Jan-2007	7.633%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121318195	2		613,000.00	603,477.69	22-Jan-2007	7.133%	CA - 72.98%	Paid Off - 360	01-Aug-2005
121321302	2		570,000.00	571,017.67	23-Jan-2007	7.283%	NJ - 47.50%	Paid Off - 360	01-Aug-2005
121326420	1		300,000.00	311,371.83	19-Jan-2007	7.733%	FL - 53.57%	Paid Off - 360	01-Aug-2005
121333386	2		430,000.00	444,608.22	01-Feb-2007	7.483%	VA - 76.79%	Paid Off - 360	01-Aug-2005
121340450	1		327,500.00	339,269.24	31-Jan-2007	7.533%	NM - 77.08%	Paid Off - 360	01-Jul-2005
121345952	2		472,467.00	472,888.31	01-Feb-2007	7.383%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121346621	2		456,000.00	473,563.88	01-Feb-2007	7.625%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121354475	1		238,000.00	244,182.55	16-Jan-2007	7.783%	GA - 78.03%	Paid Off - 360	01-Sep-2005
121371328	1		272,000.00	274,346.44	22-Jan-2007	7.933%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121385613	2		383,250.00	398,030.96	17-Jan-2007	7.933%	CA - 74.85%	Paid Off - 360	01-Sep-2005
121394066	2		525,000.00	535,478.15	23-Jan-2007	7.633%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121396270	1		311,300.00	324,783.76	29-Jan-2007	8.233%	CA - 74.12%	Paid Off - 360	01-Aug-2005
121399240	1		84,000.00	86,104.01	06-Feb-2007	7.933%	TX - 80.00%	Paid Off - 360	01-Aug-2005
121408716	1		189,000.00	195,453.74	06-Feb-2007	7.633%	CA - 68.73%	Paid Off - 360	01-Aug-2005
121409338	1		156,000.00	162,383.83	14-Feb-2007	7.933%	CA - 52.00%	Paid Off - 360	01-Aug-2005
121413314	1		318,500.00	329,579.36	01-Feb-2007	8.083%	NY - 52.21%	Paid Off - 360	01-Aug-2005
121413784	1		297,000.00	291,890.14	17-Jan-2007	7.533%	CA - 60.00%	Paid Off - 360	01-Aug-2005
121417688	1		337,900.00	348,396.93	25-Jan-2007	7.933%	CA - 60.34%	Paid Off - 360	01-Sep-2005
121420295	1		135,000.00	136,801.90	29-Jan-2007	7.933%	FL - 68.76%	Paid Off - 360	01-Aug-2005
121431224	1		180,000.00	183,554.19	01-Feb-2007	7.683%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121436676	2		426,900.00	433,968.40	23-Jan-2007	7.533%	CA - 79.99%	Paid Off - 360	01-Jul-2005
121449908	1		200,000.00	199,710.03	02-Feb-2007	7.733%	FL - 61.54%	Paid Off - 360	01-Aug-2005
121451724	1		260,000.00	268,194.22	17-Jan-2007	7.783%	IL - 62.20%	Paid Off - 360	01-Aug-2005
121467437	1		146,900.00	152,402.61	15-Feb-2007	7.933%	AZ - 44.52%	Paid Off - 360	01-Aug-2005
121470086	1		328,000.00	342,414.47	24-Jan-2007	8.133%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121471317	1		119,500.00	122,217.36	30-Jan-2007	7.733%	CA - 45.09%	Paid Off - 360	01-Aug-2005
121472603	2		650,000.00	659,816.86	26-Jan-2007	8.083%	CA - 77.84%	Paid Off - 360	01-Aug-2005
121475238	2		608,000.00	632,278.03	14-Feb-2007	7.783%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121476837	1		299,250.00	308,862.94	05-Feb-2007	7.933%	CA - 92.08%	Paid Off - 360	01-Aug-2005
121481163	1		276,000.00	284,426.91	01-Feb-2007	7.333%	CA - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121487322	2		650,000.00	644,501.76	26-Jan-2007	7.733%	NY - 79.27%	Paid Off - 360	01-Aug-2005
121488611	1		330,000.00	339,926.83	30-Jan-2007	7.633%	IL - 66.40%	Paid Off - 360	01-Aug-2005
121489642	1		301,200.00	308,646.27	26-Jan-2007	7.933%	OR - 80.00%	Paid Off - 360	01-Sep-2005
121492350	1		123,900.00	127,706.57	01-Feb-2007	7.433%	WI - 79.99%	Paid Off - 360	01-Aug-2005
121493906	2		396,250.00	408,011.72	01-Feb-2007	7.833%	CA - 79.85%	Paid Off - 360	01-Sep-2005
121496066	1		216,000.00	223,532.75	01-Feb-2007	7.533%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121503977	1		123,250.00	127,419.32	15-Feb-2007	8.033%	FL - 85.00%	Paid Off - 360	01-Aug-2005
121505214	1		340,000.00	352,383.01	30-Jan-2007	7.733%	NV - 68.69%	Paid Off - 360	01-Sep-2005
121508541	1		325,000.00	335,108.07	24-Jan-2007	7.683%	WA - 73.86%	Paid Off - 360	01-Aug-2005
121509691	1		307,200.00	313,221.17	01-Feb-2007	8.250%	NV - 80.00%	Paid Off - 360	01-Jul-2005
121512773	1		305,712.00	317,530.68	18-Jan-2007	7.783%	CA - 79.82%	Paid Off - 360	01-Aug-2005
121512938	1		184,000.00	191,711.65	08-Feb-2007	8.133%	CA - 60.33%	Paid Off - 360	01-Sep-2005
121514105	1		265,000.00	265,858.30	08-Feb-2007	7.500%	CA - 52.48%	Paid Off - 360	01-Jun-2005
121514581	2		572,000.00	595,657.13	16-Jan-2007	7.883%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121516242	1		120,000.00	124,055.45	02-Feb-2007	8.033%	FL - 84.51%	Paid Off - 360	01-Aug-2005
121516800	2		399,000.00	414,636.01	29-Jan-2007	7.933%	CA - 66.50%	Paid Off - 360	01-Sep-2005
121517723	1		196,000.00	203,954.01	23-Jan-2007	7.933%	FL - 62.22%	Paid Off - 360	01-Aug-2005
121519615	1		136,000.00	141,360.21	25-Jan-2007	7.833%	UT - 80.00%	Paid Off - 360	01-Aug-2005
121520666	1		292,500.00	302,756.06	07-Feb-2007	8.233%	MD - 75.00%	Paid Off - 360	01-Sep-2005
121523795	2		470,000.00	469,861.64	01-Feb-2007	7.933%	CA - 64.83%	Paid Off - 360	01-Aug-2005
121526610	1		256,000.00	265,208.01	01-Feb-2007	7.833%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121527727	2		419,250.00	432,609.10	25-Jan-2007	8.133%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121527956	1		250,500.00	247,083.69	01-Feb-2007	8.033%	FL - 78.28%	Paid Off - 360	01-Aug-2005
121531903	1		299,000.00	294,386.05	26-Jan-2007	7.533%	CA - 74.94%	Paid Off - 360	01-Aug-2005
121533004	2		600,000.00	616,036.36	01-Feb-2007	7.683%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121535618	2		447,200.00	448,453.44	24-Jan-2007	7.933%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121536490	2		700,000.00	705,249.23	01-Feb-2007	7.433%	NY - 70.00%	Paid Off - 360	01-Aug-2005
121538517	1		121,600.00	125,934.53	02-Feb-2007	7.583%	DE - 80.00%	Paid Off - 360	01-Aug-2005
121545171	2		575,000.00	594,007.08	01-Feb-2007	7.483%	CA - 76.16%	Paid Off - 360	01-Sep-2005
121545703	1		224,000.00	230,377.08	18-Jan-2007	8.083%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121545941	2		392,000.00	407,341.56	01-Feb-2007	8.033%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121547711	2		368,000.00	384,111.71	01-Feb-2007	8.250%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121549735	2		386,400.00	400,174.76	01-Feb-2007	7.583%	NV - 70.00%	Paid Off - 360	01-Aug-2005
121550425	2		480,000.00	493,172.99	01-Feb-2007	7.083%	CA - 78.69%	Paid Off - 360	01-Sep-2005
121556669	2		638,000.00	660,534.20	31-Jan-2007	7.783%	CA - 78.77%	Paid Off - 360	01-Aug-2005
121557106	1		104,000.00	107,127.90	01-Feb-2007	7.283%	GA - 57.78%	Paid Off - 360	01-Sep-2005
121557460	1		325,000.00	325,065.12	17-Jan-2007	7.733%	CA - 59.09%	Paid Off - 360	01-Aug-2005
121558474	2		480,000.00	497,446.69	01-Feb-2007	7.733%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121560719	1		357,000.00	234,935.34	31-Jan-2007	8.133%	AZ - 66.11%	Paid Off - 360	01-Aug-2005
121560837	1		271,200.00	271,752.02	01-Feb-2007	7.883%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121563742	1		336,500.00	346,770.03	15-Feb-2007	7.750%	CA - 89.73%	Paid Off - 360	01-Jul-2005
121565518	1		264,000.00	267,055.40	06-Feb-2007	8.033%	FL - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121566196	1		194,000.00	183,145.80	22-Jan-2007	8.133%	FL - 60.63%	Paid Off - 360	01-Aug-2005
121570252	1		253,800.00	218,194.35	30-Jan-2007	7.933%	MI - 94.85%	Paid Off - 360	01-Sep-2005
121573509	1		281,000.00	293,348.99	15-Feb-2007	8.133%	CA - 69.09%	Paid Off - 360	01-Aug-2005
121573867	1		187,500.00	195,314.61	01-Feb-2007	7.983%	FL - 75.00%	Paid Off - 360	01-Aug-2005
121579478	2		465,500.00	483,815.84	22-Jan-2007	7.933%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121579603	1		350,000.00	353,021.33	16-Jan-2007	8.133%	NJ - 72.92%	Paid Off - 360	01-Sep-2005
121580099	1		270,000.00	279,361.28	19-Jan-2007	7.533%	CA - 34.44%	Paid Off - 360	01-Aug-2005
121580873	1		251,200.00	261,368.58	07-Feb-2007	8.133%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121581287	1		181,600.00	184,989.61	18-Jan-2007	7.683%	TX - 80.00%	Paid Off - 360	01-Aug-2005
121582120	1		282,500.00	293,983.80	12-Feb-2007	7.933%	FL - 79.91%	Paid Off - 360	01-Aug-2005
121584794	1		256,000.00	257,855.73	31-Jan-2007	7.783%	WA - 78.77%	Paid Off - 360	01-Aug-2005
121585796	1		295,000.00	305,907.94	19-Jan-2007	8.183%	MD - 66.74%	Paid Off - 360	01-Aug-2005
121586714	1		95,000.00	98,879.72	31-Jan-2007	8.033%	FL - 70.37%	Paid Off - 360	01-Sep-2005
121588504	1		185,000.00	188,011.60	07-Feb-2007	7.733%	VA - 69.81%	Paid Off - 360	01-Oct-2005
121589705	2		390,000.00	401,050.54	15-Feb-2007	7.333%	CA - 68.42%	Paid Off - 360	01-Aug-2005
121592446	1		303,000.00	308,134.41	31-Jan-2007	8.233%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121593265	1		195,200.00	202,618.00	13-Feb-2007	7.833%	CT - 80.00%	Paid Off - 360	01-Sep-2005
121594960	1		160,000.00	164,006.97	06-Feb-2007	8.283%	NY - 70.80%	Paid Off - 360	01-Oct-2005
121595376	2		487,500.00	508,186.39	25-Jan-2007	8.033%	CA - 72.22%	Paid Off - 360	01-Aug-2005
121598081	1		449,600.00	465,416.84	06-Feb-2007	7.633%	HI - 80.00%	Paid Off - 360	01-Sep-2005
121598146	1		170,000.00	176,857.36	07-Feb-2007	8.133%	CA - 64.25%	Paid Off - 360	01-Sep-2005
121602989	1		239,000.00	241,855.80	24-Jan-2007	8.183%	NJ - 61.28%	Paid Off - 360	01-Sep-2005
121605217	2		412,500.00	426,429.84	01-Feb-2007	7.533%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121606886	1		301,000.00	313,579.00	24-Jan-2007	8.233%	NY - 70.82%	Paid Off - 360	01-Oct-2005
121607690	1		185,000.00	188,697.60	01-Feb-2007	7.983%	CA - 42.05%	Paid Off - 360	01-Sep-2005
121614204	1		280,000.00	291,038.15	06-Feb-2007	7.933%	MD - 69.14%	Paid Off - 360	01-Sep-2005
121616636	1		192,000.00	199,568.99	14-Feb-2007	7.933%	CA - 68.09%	Paid Off - 360	01-Sep-2005
121624716	1		272,000.00	280,217.83	01-Feb-2007	7.283%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121627178	1		300,000.00	306,555.16	02-Feb-2007	7.933%	NJ - 63.16%	Paid Off - 360	01-Sep-2005
121627439	1		176,000.00	179,375.53	29-Jan-2007	7.883%	CT - 80.00%	Paid Off - 360	01-Sep-2005
121628017	1		220,000.00	228,909.75	26-Jan-2007	8.033%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121628192	2		395,000.00	406,503.55	01-Feb-2007	7.733%	CT - 73.83%	Paid Off - 360	01-Sep-2005
121630327	1		242,400.00	249,691.24	29-Jan-2007	7.283%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121631327	1		231,000.00	240,102.18	06-Feb-2007	7.933%	CA - 52.50%	Paid Off - 360	01-Sep-2005
121631748	2		525,000.00	542,358.87	01-Feb-2007	7.483%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121632114	2		420,000.00	429,643.43	01-Feb-2007	6.833%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121633298	1		161,975.00	164,939.22	05-Feb-2007	7.033%	SC - 95.00%	Paid Off - 360	01-Sep-2005
121634670	1		78,000.00	75,407.24	02-Feb-2007	8.233%	CA - 60.00%	Paid Off - 360	01-Oct-2005
121636185	1		187,500.00	193,137.92	24-Jan-2007	8.233%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121637166	1		188,096.00	196,219.86	23-Jan-2007	8.083%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121639584	2		564,000.00	587,389.44	07-Feb-2007	8.000%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121651904	2		400,000.00	412,397.44	17-Jan-2007	7.583%	CA - 68.38%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121652449	1		245,000.00	255,005.64	30-Jan-2007	8.033%	NJ - 74.70%	Paid Off - 360	01-Sep-2005
121653542	1		258,700.00	269,446.02	01-Feb-2007	8.133%	CA - 68.99%	Paid Off - 360	01-Sep-2005
121656340	2		426,000.00	442,190.67	12-Feb-2007	7.833%	TX - 60.00%	Paid Off - 360	01-Sep-2005
121657423	1		332,000.00	343,286.12	13-Feb-2007	7.833%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121659629	1		350,000.00	347,477.26	02-Feb-2007	7.683%	VA - 68.09%	Paid Off - 360	01-Sep-2005
121660470	1		280,000.00	293,099.20	08-Feb-2007	8.608%	MD - 80.00%	Paid Off - 360	01-Oct-2005
121662707	1		310,866.00	321,796.12	01-Feb-2007	7.733%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121666322	1		330,000.00	340,507.90	15-Feb-2007	7.500%	CA - 66.00%	Paid Off - 360	01-Jul-2005
121666324	2		693,700.00	719,659.36	31-Jan-2007	7.875%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121668109	2		1,125,000.00	1,164,684.52	01-Feb-2007	7.625%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121670972	2		375,000.00	391,185.11	30-Jan-2007	8.233%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121670989	1		164,000.00	170,045.48	17-Jan-2007	7.933%	NJ - 76.28%	Paid Off - 360	01-Sep-2005
121675875	2		510,000.00	528,272.52	29-Jan-2007	7.783%	CA - 65.81%	Paid Off - 360	01-Oct-2005
121678144	1		299,000.00	310,720.65	14-Feb-2007	7.933%	AZ - 65.00%	Paid Off - 360	01-Sep-2005
121679985	1		199,200.00	199,359.07	30-Jan-2007	7.433%	NJ - 79.68%	Paid Off - 360	01-Sep-2005
121685909	2		505,600.00	523,743.78	13-Feb-2007	7.683%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121686408	1		150,000.00	154,836.03	23-Jan-2007	8.033%	WA - 73.19%	Paid Off - 360	01-Oct-2005
121688119	1		250,000.00	258,042.21	12-Feb-2007	7.733%	NY - 60.98%	Paid Off - 360	01-Sep-2005
121692946	1		270,000.00	280,643.77	01-Feb-2007	7.933%	CA - 68.35%	Paid Off - 360	01-Sep-2005
121693232	2		650,000.00	670,894.46	01-Feb-2007	7.508%	CA - 78.31%	Paid Off - 360	01-Aug-2005
121695052	1		278,000.00	284,299.41	02-Feb-2007	7.933%	CA - 75.14%	Paid Off - 360	01-Oct-2005
121695956	1		352,000.00	364,865.87	16-Jan-2007	7.783%	CA - 71.47%	Paid Off - 360	01-Sep-2005
121696422	2		400,000.00	414,025.30	01-Feb-2007	7.750%	CA - 69.57%	Paid Off - 360	01-Aug-2005
121696432	1		297,750.00	306,911.07	01-Feb-2007	8.500%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121696440	2		368,000.00	380,476.46	13-Feb-2007	8.375%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121698085	2		684,000.00	688,044.81	18-Jan-2007	7.833%	CA - 74.35%	Paid Off - 360	01-Sep-2005
121700820	1		192,000.00	194,828.14	17-Jan-2007	7.733%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121701289	2		504,000.00	523,363.54	31-Jan-2007	7.750%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121701299	2		416,000.00	424,616.94	06-Feb-2007	8.000%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121703218	1		420,000.00	435,368.57	01-Feb-2007	7.733%	NY - 60.87%	Paid Off - 360	01-Sep-2005
121704021	1		175,960.00	180,650.51	01-Feb-2007	7.583%	WA - 80.00%	Paid Off - 360	01-Sep-2005
121704281	1		157,600.00	162,960.88	15-Feb-2007	8.033%	MN - 80.00%	Paid Off - 360	01-Sep-2005
121717685	1		180,000.00	186,849.44	01-Feb-2007	8.375%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121717709	2		399,200.00	415,062.95	29-Jan-2007	8.375%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121717720	1		304,800.00	315,585.96	02-Feb-2007	8.125%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121718311	2		428,000.00	439,584.20	23-Jan-2007	7.833%	CA - 66.88%	Paid Off - 360	01-Oct-2005
121719203	2		416,000.00	430,860.36	06-Feb-2007	7.683%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121723090	1		250,400.00	256,529.98	01-Feb-2007	8.000%	OR - 80.00%	Paid Off - 360	01-Aug-2005
121723682	2		403,009.00	417,295.84	30-Jan-2007	8.125%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121723706	1		292,000.00	296,402.34	23-Jan-2007	7.875%	AZ - 66.00%	Paid Off - 360	01-Sep-2005
121750752	1		344,000.00	356,779.80	18-Jan-2007	7.883%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121750964	1		268,620.00	275,542.97	29-Jan-2007	7.533%	MD - 74.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121752327	2		460,000.00	463,992.71	22-Jan-2007	7.625%	CA - 79.86%	Paid Off - 360	01-Aug-2005
121752348	2		476,000.00	494,339.38	08-Feb-2007	7.750%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121752370	2		420,000.00	436,737.12	07-Feb-2007	8.133%	CA - 79.25%	Paid Off - 360	01-Aug-2005
121752373	1		340,000.00	339,651.23	31-Jan-2007	8.125%	CA - 53.97%	Paid Off - 360	01-Aug-2005
121754551	2		400,000.00	410,027.24	01-Feb-2007	7.483%	FL - 77.52%	Paid Off - 360	01-Sep-2005
121758847	2		400,000.00	414,740.44	12-Feb-2007	8.133%	CA - 72.73%	Paid Off - 360	01-Sep-2005
121761755	2		680,000.00	691,636.65	26-Jan-2007	7.883%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121762359	1		121,000.00	100,246.38	25-Jan-2007	8.033%	FL - 74.46%	Paid Off - 360	01-Sep-2005
121762773	1		230,000.00	237,936.80	19-Jan-2007	7.683%	CA - 46.00%	Paid Off - 360	01-Oct-2005
121762972	2		469,000.00	482,976.46	15-Feb-2007	7.833%	CA - 59.37%	Paid Off - 360	01-Sep-2005
121763866	2		360,000.00	366,886.83	18-Jan-2007	7.933%	CA - 73.47%	Paid Off - 360	01-Sep-2005
121764082	2		540,000.00	559,862.13	29-Jan-2007	7.983%	NY - 72.00%	Paid Off - 360	01-Oct-2005
121768944	2		650,000.00	664,487.38	01-Feb-2007	7.533%	NY - 56.47%	Paid Off - 360	01-Sep-2005
121771585	1		249,644.00	258,094.02	26-Jan-2007	7.633%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121771751	1		323,000.00	333,597.61	24-Jan-2007	8.033%	GA - 85.00%	Paid Off - 360	01-Sep-2005
121772740	1		150,000.00	154,827.87	29-Jan-2007	7.433%	CA - 58.82%	Paid Off - 360	01-Sep-2005
121773352	1		207,000.00	214,199.31	15-Feb-2007	7.733%	FL - 71.63%	Paid Off - 360	01-Sep-2005
121774417	1		155,000.00	160,775.89	19-Jan-2007	7.933%	CA - 58.27%	Paid Off - 360	01-Oct-2005
121774507	1		111,800.00	103,226.72	06-Feb-2007	8.033%	FL - 68.17%	Paid Off - 360	01-Sep-2005
121776745	1		165,000.00	170,271.40	16-Jan-2007	7.625%	NV - 67.35%	Paid Off - 360	01-Aug-2005
121777527	1		359,650.00	372,060.70	01-Feb-2007	7.683%	CA - 77.91%	Paid Off - 360	01-Oct-2005
121780390	1		144,000.00	146,544.45	12-Feb-2007	7.500%	CA - 66.98%	Paid Off - 360	01-Aug-2005
121783371	1		341,250.00	355,534.03	02-Feb-2007	8.133%	NY - 75.00%	Paid Off - 360	01-Sep-2005
121794004	1		288,000.00	296,280.00	06-Feb-2007	7.733%	FL - 90.00%	Paid Off - 360	01-Sep-2005
121796119	1		163,000.00	160,887.77	30-Jan-2007	7.933%	CA - 49.39%	Paid Off - 360	01-Oct-2005
121802682	1		245,000.00	254,102.98	01-Feb-2007	8.433%	IL - 78.53%	Paid Off - 360	01-Oct-2005
121803980	1		283,500.00	292,906.47	12-Feb-2007	8.133%	NJ - 90.00%	Paid Off - 360	01-Oct-2005
121805922	1		275,000.00	284,442.07	07-Feb-2007	7.933%	NY - 67.07%	Paid Off - 360	01-Sep-2005
121808447	1		267,000.00	273,002.43	08-Feb-2007	7.633%	CA - 61.38%	Paid Off - 360	01-Oct-2005
121809082	1		284,250.00	297,709.37	26-Jan-2007	8.233%	VA - 75.00%	Paid Off - 360	01-Aug-2005
121809563	2		720,000.00	744,313.89	06-Feb-2007	7.533%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121818698	1		296,000.00	307,584.51	01-Feb-2007	8.033%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121819377	1		275,000.00	285,398.36	09-Feb-2007	7.933%	VA - 53.40%	Paid Off - 360	01-Oct-2005
121819620	2		625,000.00	647,693.43	06-Feb-2007	8.183%	CA - 79.11%	Paid Off - 360	01-Oct-2005
121828431	2		1,000,000.00	1,001,710.57	31-Jan-2007	7.508%	CA - 66.67%	Paid Off - 360	01-Sep-2005
121828437	2		529,600.00	549,166.29	01-Feb-2007	7.758%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121828456	1		228,000.00	236,020.96	01-Feb-2007	7.633%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121828479	2		484,000.00	499,732.79	13-Feb-2007	7.633%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121829616	2		471,200.00	484,167.60	26-Jan-2007	7.500%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121829865	1		98,230.00	101,222.00	12-Feb-2007	7.933%	PA - 95.00%	Paid Off - 360	01-Oct-2005
121830721	1		188,500.00	194,375.49	25-Jan-2007	7.750%	CA - 78.54%	Paid Off - 360	01-Sep-2005
121830765	2		360,000.00	373,949.49	02-Feb-2007	8.000%	CA - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121831684	1		172,500.00	179,074.17	07-Feb-2007	7.750%	AZ - 74.35%	Paid Off - 360	01-Aug-2005
121835423	1		170,000.00	176,540.60	01-Feb-2007	7.983%	GA - 72.65%	Paid Off - 360	01-Oct-2005
121846534	1		84,000.00	86,058.08	17-Jan-2007	7.733%	PA - 41.79%	Paid Off - 360	01-Oct-2005
121856224	1		292,500.00	304,294.23	17-Jan-2007	8.133%	FL - 75.00%	Paid Off - 360	01-Oct-2005
121858826	1		230,000.00	237,096.93	15-Feb-2007	7.633%	CA - 63.89%	Paid Off - 360	01-Oct-2005
121862445	2		650,000.00	670,323.57	01-Feb-2007	7.508%	CA - 78.31%	Paid Off - 360	01-Sep-2005
121865155	1		325,000.00	320,207.77	12-Feb-2007	7.933%	NY - 35.71%	Paid Off - 360	01-Oct-2005
121866126	2		499,992.00	454,900.00	01-Feb-2007	7.533%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121869756	2		537,600.00	536,358.87	16-Jan-2007	7.533%	MD - 80.00%	Paid Off - 360	01-Oct-2005
121884640	1		132,400.00	137,426.64	15-Feb-2007	8.033%	GA - 80.00%	Paid Off - 360	01-Oct-2005
121896946	2		378,000.00	390,983.55	14-Feb-2007	7.833%	CA - 75.60%	Paid Off - 360	01-Oct-2005

TOTAL			73,475,161.00	75,197,905.00

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
		Group 2	Group 1	Total
Current
Number of Loans Liquidated		0	0	0
Collateral Principal Realized Loss/(Gain) Amount		0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	0.00	0.00
Cumulative
Number of Loans Liquidated		0	0	0
Collateral Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Principal Only Loss Severity Approx for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-Off	0.00%	0.00%	0.00%

Principal & Interest Loss Severity Approx for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-Off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 26, 2007 Distribution

Triggers and Adj. Cert. Report
TRIGGER EVENTS
	Group 2	Group 1	Total
Has Optional Termination Date Reached			No
Has Sr. Prepay Stepdown Condition Occurred			No
Has Sr. Credit Supp. Depletion Date Occured			No

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
	Group 2	Group 1	Total
Current Senior Percentage	88.080745%	88.019535%	88.051792%
Next Senior Percentage	87.536060%	87.488184%	87.513399%
Current Subordinate Percentage	11.919255%	11.980465%	11.948208%
Next Subordinate Percentage	12.463940%	12.511816%	12.486601%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			4.883000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 26, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 1 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 2 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 3 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 4 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 5 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 6 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 7 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 8 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 9 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 10 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86
Current Scheduled Payments 11 Month Prior	6,551,576.75	6,100,122.04	12,651,698.79

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		20
		9. Prepayment Detail Report		25
		10. Realized Loss Report		30
		11. Realized Loss Detail Report		33
		12. Triggers and Adj. Cert. Report		34
		13. Additional Certificate Report		35
		14. Other Related Information		36

		Total Number of Pages		36

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	March 26, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	February 28, 2007	Factor Information:		(800) 735-7777
	March 23, 2007	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	393,270,806.95	1,722,039.12	17,143,003.03	18,865,042.15	0.00	0.00	376,127,803.92
1-A-2	FLT	262,356,000.00	163,862,940.30	781,239.38	7,142,922.47	7,924,161.85	0.00	0.00	156,720,017.83
1-A-3A	FLT	77,413,000.00	48,350,797.39	216,605.28	2,107,651.65	2,324,256.93	0.00	0.00	46,243,145.74
1-A-3B	FLT	80,000,000.00	49,966,592.09	219,957.65	2,178,085.50	2,398,043.15	0.00	0.00	47,788,506.59
2-A-1A	FLT	398,032,000.00	249,654,650.03	1,093,178.20	8,298,563.94	9,391,742.14	0.00	0.00	241,356,086.09
2-A-1B	FLT	300,000,000.00	188,166,768.02	892,720.83	6,254,696.06	7,147,416.89	0.00	0.00	181,912,071.96
2-A-2A	FLT	50,000,000.00	31,361,128.00	139,030.29	1,042,449.34	1,181,479.63	0.00	0.00	30,318,678.66
2-A-2B	FLT	65,846,000.00	41,300,096.68	217,954.93	1,372,822.39	1,590,777.32	0.00	0.00	39,927,274.29
2-A-2C	FLT	175,000,000.00	109,763,947.99	506,241.01	3,648,572.70	4,154,813.71	0.00	0.00	106,115,375.29
2-A-3A	FLT	84,508,000.00	53,005,324.10	237,456.95	1,761,906.18	1,999,363.13	0.00	0.00	51,243,417.92
2-A-3B	FLT	90,000,000.00	56,450,030.43	248,498.36	1,876,408.81	2,124,907.17	0.00	0.00	54,573,621.62
1-X	CSTR	0.00	0.00	1,213,360.72	0.00	1,213,360.72	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	1,193,940.89	0.00	1,193,940.89	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,119,053.82	55,611.38	22.21	55,633.59	0.00	0.00	12,119,031.61
B-2	SUB	49,300,000.00	48,968,883.92	226,610.53	89.75	226,700.28	0.00	0.00	48,968,794.17
B-3	SUB	33,764,000.00	33,537,229.14	161,719.27	61.47	161,780.74	0.00	0.00	33,537,167.67
B-4	SUB	14,470,000.00	14,372,814.42	69,977.60	26.34	70,003.94	0.00	0.00	14,372,788.08
B-5	SUB	13,264,000.00	13,174,914.33	65,579.89	24.15	65,604.04	0.00	0.00	13,174,890.18
B-6	SUB	10,853,000.00	10,780,107.46	55,084.75	19.76	55,104.51	0.00	0.00	10,780,087.70
B-7	SUB	9,647,000.00	9,582,207.37	48,963.66	17.56	48,981.22	0.00	0.00	9,582,189.81
B-8	SUB	7,235,000.00	7,186,407.19	36,721.47	13.17	36,734.64	0.00	0.00	7,186,394.02
B-9	SUB	16,882,000.00	16,768,614.57	85,685.13	30.73	85,715.86	0.00	0.00	16,768,583.84
B-10	SUB	18,088,000.00	17,966,514.66	91,806.22	32.93	91,839.15	0.00	0.00	17,966,481.73
B-11	SUB	13,269,015.79	13,179,896.38	67,347.31	24.17	67,371.48	0.00	0.00	13,179,872.21
B-X	CSTR	0.00	0.00	274,900.17	0.00	274,900.17	0.00	0.00	0.00
P-1	SUB	100.00	100.00	689,914.44	0.00	689,914.44	0.00	0.00	100.00
P-2	SUB	100.00	100.00	341,719.52	0.00	341,719.52	0.00	0.00	100.00

Total		2,411,782,315.79	1,582,789,925.24 10,953,864.95		52,827,444.31	63,781,309.26	0.00	0.00	1,529,962,480.93

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	02/26/07	03/25/07	A-Act/360	45660LVZ9	629,654,000.00	624.582401	2.734897	27.226069	29.960966	597.356332
1-A-2	02/26/07	03/25/07	A-Act/360	45660LWA3	262,356,000.00	624.582401	2.977784	27.226069	30.203852	597.356332
1-A-3A	02/26/07	03/25/07	A-Act/360	45660LWB1	77,413,000.00	624.582401	2.798048	27.226069	30.024116	597.356332
1-A-3B	02/26/07	03/25/07	A-Act/360	45660LWC9	80,000,000.00	624.582401	2.749471	27.226069	29.975539	597.356332
2-A-1A	02/26/07	03/25/07	A-Act/360	45660LWD7	398,032,000.00	627.222560	2.746458	20.848987	23.595445	606.373573
2-A-1B	02/26/07	03/25/07	A-Act/360	45660LWE5	300,000,000.00	627.222560	2.975736	20.848987	23.824723	606.373573
2-A-2A	02/26/07	03/25/07	A-Act/360	45660LWV7	50,000,000.00	627.222560	2.780606	20.848987	23.629593	606.373573
2-A-2B	02/01/07	02/28/07	A-30/360	45660LWW5	65,846,000.00	627.222560	3.310071	20.848987	24.159058	606.373573
2-A-2C	02/26/07	03/25/07	A-Act/360	45660LWF2	175,000,000.00	627.222560	2.892806	20.848987	23.741793	606.373573
2-A-3A	02/26/07	03/25/07	A-Act/360	45660LWG0	84,508,000.00	627.222560	2.809875	20.848987	23.658862	606.373573
2-A-3B	02/26/07	03/25/07	A-Act/360	45660LWH8	90,000,000.00	627.222560	2.761093	20.848987	23.610080	606.373574
1-X	02/01/07	02/28/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	1.156217	0.000000	1.156217	0.000000
2-X	02/01/07	02/28/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	1.026264	0.000000	1.026264	0.000000
A-R	02/01/07	02/28/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	02/26/07	03/25/07	A-Act/360	45660LWJ4	12,201,000.00	993.283651	4.557936	0.001820	4.559757	993.281830
B-2	02/26/07	03/25/07	A-Act/360	45660LWK1	49,300,000.00	993.283649	4.596562	0.001820	4.598383	993.281829
B-3	02/26/07	03/25/07	A-Act/360	45660LWL9	33,764,000.00	993.283649	4.789695	0.001821	4.791516	993.281829
B-4	02/26/07	03/25/07	A-Act/360	45660LWM7	14,470,000.00	993.283650	4.836047	0.001820	4.837867	993.281830
B-5	02/26/07	03/25/07	A-Act/360	45660LWN5	13,264,000.00	993.283650	4.944202	0.001821	4.946022	993.281829
B-6	02/26/07	03/25/07	A-Act/360	45660LWP0	10,853,000.00	993.283651	5.075532	0.001821	5.077353	993.281830
B-7	02/26/07	03/25/07	A-Act/360	45660LWQ8	9,647,000.00	993.283650	5.075532	0.001820	5.077353	993.281830
B-8	02/26/07	03/25/07	A-Act/360	45660LWR6	7,235,000.00	993.283648	5.075531	0.001820	5.077352	993.281827
B-9	02/26/07	03/25/07	A-Act/360	45660LWX3	16,882,000.00	993.283649	5.075532	0.001820	5.077352	993.281829
B-10	02/26/07	03/25/07	A-Act/360	45660LWY1	18,088,000.00	993.283650	5.075532	0.001821	5.077352	993.281829
B-11	02/26/07	03/25/07	A-Act/360	45660LWZ8	13,269,015.79	993.283646	5.075532	0.001822	5.077353	993.281824
B-X	02/01/07	02/28/07	A-30/360	45660LWU9	198,973,015.00	0.000000	1.381595	0.000000	1.381595	0.000000
P-1	02/25/07	03/24/07	A-30/360	45660LYU7	100.00	1,000.000000	6,899,144.400000	0.000000 6,899,144.400000		1,000.000000
P-2	02/25/07	03/24/07	A-30/360	45660LYV5	100.00	1,000.000000	3,417,195.200000	0.000000 3,417,195.200000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	43,692,275.90	249,704,152.85	3,822,043.23	253,526,196.08	297,218,471.98	0.00	0.00	376,127,803.92
1-A-2	262,356,000.00	19,985,609.36	104,043,463.14	1,592,519.03	105,635,982.17	125,621,591.53	0.00	0.00	156,720,017.83
1-A-3A	77,413,000.00	5,508,354.74	30,699,952.01	469,902.25	31,169,854.26	36,678,209.00	0.00	0.00	46,243,145.74
1-A-3B	80,000,000.00	5,583,849.58	31,725,887.89	485,605.52	32,211,493.41	37,795,342.99	0.00	0.00	47,788,506.59
2-A-1A	398,032,000.00	27,266,189.62	154,237,128.83	2,438,785.08	156,675,913.91	183,942,103.53	0.00	0.00	241,356,086.09
2-A-1B	300,000,000.00	22,441,421.91	116,249,795.62	1,838,132.42	118,087,928.04	140,529,349.95	0.00	0.00	181,912,071.96
2-A-2A	50,000,000.00	3,472,056.85	19,374,965.94	306,355.40	19,681,321.34	23,153,378.19	0.00	0.00	30,318,678.66
2-A-2B	65,846,000.00	4,481,845.64	25,515,280.15	403,445.56	25,918,725.71	30,400,571.35	0.00	0.00	39,927,274.29
2-A-2C	175,000,000.00	12,691,911.49	67,812,380.80	1,072,243.91	68,884,624.71	81,576,536.20	0.00	0.00	106,115,375.29
2-A-3A	84,508,000.00	5,936,321.69	32,746,792.43	517,789.65	33,264,582.08	39,200,903.77	0.00	0.00	51,243,417.92
2-A-3B	90,000,000.00	6,201,429.92	34,874,938.64	551,439.73	35,426,378.38	41,627,808.30	0.00	0.00	54,573,621.62
1-X	0.00	15,657,514.26	0.00	0.00	0.00	15,657,514.26	0.00	0.00	0.00
2-X	0.00	14,201,407.82	0.00	0.00	0.00	14,201,407.82	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,038,332.04	0.00	81,968.39	81,968.39	1,120,300.43	0.00	0.00	12,119,031.61
B-2	49,300,000.00	4,234,083.38	0.00	331,205.83	331,205.83	4,565,289.21	0.00	0.00	48,968,794.17
B-3	33,764,000.00	3,031,778.71	0.00	226,832.33	226,832.33	3,258,611.04	0.00	0.00	33,537,167.67
B-4	14,470,000.00	1,312,883.92	0.00	97,211.92	97,211.92	1,410,095.84	0.00	0.00	14,372,788.08
B-5	13,264,000.00	1,232,498.62	0.00	89,109.82	89,109.82	1,321,608.44	0.00	0.00	13,174,890.18
B-6	10,853,000.00	1,037,317.07	0.00	72,912.30	72,912.30	1,110,229.37	0.00	0.00	10,780,087.70
B-7	9,647,000.00	913,330.02	0.00	64,810.19	64,810.19	978,140.21	0.00	0.00	9,582,189.81
B-8	7,235,000.00	672,415.60	0.00	48,605.98	48,605.98	721,021.58	0.00	0.00	7,186,394.02
B-9	16,882,000.00	1,569,000.76	0.00	113,416.16	113,416.16	1,682,416.92	0.00	0.00	16,768,583.84
B-10	18,088,000.00	1,681,085.52	0.00	121,518.27	121,518.27	1,802,603.79	0.00	0.00	17,966,481.73
B-11	13,269,015.79	1,233,212.63	0.00	89,143.42	89,143.44	1,322,356.08	0.02	0.00	13,179,872.21
B-X	0.00	1,899,049.21	0.00	0.00	0.00	1,899,049.21	0.00	0.00	0.00
P-1	100.00	8,390,558.31	0.00	0.00	0.00	8,390,558.31	0.00	0.00	100.00
P-2	100.00	5,191,356.70	0.00	0.00	0.00	5,191,356.70	0.00	0.00	100.00

Total	2,411,782,315.79220,695,640.74		866,984,820.61	14,835,014.08	881,819,834.72	1,102,515,475.47	0.02	0.00	1,529,962,480.93

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63000%	393,270,806.95	1,722,089.17	50.05	0.00	0.00	1,722,039.12	1,722,039.12	0.00
1-A-2	6.13000%	163,862,940.30	781,262.09	22.71	0.00	0.00	781,239.38	781,239.38	0.00
1-A-3A	5.76000%	48,350,797.39	216,611.57	6.30	0.00	0.00	216,605.27	216,605.28	0.00
1-A-3B	5.66000%	49,966,592.09	219,964.04	6.39	0.00	0.00	219,957.65	219,957.65	0.00
2-A-1A	5.63000%	249,654,650.03	1,093,209.97	31.77	0.00	0.00	1,093,178.20	1,093,178.20	0.00
2-A-1B	6.10000%	188,166,768.02	892,746.78	25.95	0.00	0.00	892,720.83	892,720.83	0.00
2-A-2A	5.70000%	31,361,128.00	139,034.33	4.04	0.00	0.00	139,030.29	139,030.29	0.00
2-A-2B	6.33300%	41,300,096.68	217,961.26	6.33	0.00	0.00	217,954.93	217,954.93	0.00
2-A-2C	5.93000%	109,763,947.99	506,255.72	14.71	0.00	0.00	506,241.01	506,241.01	0.00
2-A-3A	5.76000%	53,005,324.10	237,463.85	6.90	0.00	0.00	237,456.95	237,456.95	0.00
2-A-3B	5.66000%	56,450,030.43	248,505.58	7.22	0.00	0.00	248,498.36	248,498.36	0.00
1-X	0.00000%	0.00	1,213,395.98	35.27	0.00	0.00	1,213,360.71	1,213,360.72	0.00
2-X	0.00000%	0.00	1,193,975.59	34.70	0.00	0.00	1,193,940.89	1,193,940.89	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90000%	12,119,053.82	55,612.99	1.62	0.00	0.00	55,611.37	55,611.38	0.00
B-2	5.95000%	48,968,883.92	226,617.11	6.59	0.00	0.00	226,610.52	226,610.53	0.00
B-3	6.20000%	33,537,229.14	161,723.97	4.70	0.00	0.00	161,719.27	161,719.27	0.00
B-4	6.26000%	14,372,814.42	69,979.64	2.03	0.00	0.00	69,977.61	69,977.60	0.00
B-5	6.40000%	13,174,914.33	65,581.80	1.91	0.00	0.00	65,579.89	65,579.89	0.00
B-6	6.57000%	10,780,107.46	55,086.35	1.60	0.00	0.00	55,084.75	55,084.75	0.00
B-7	6.57000%	9,582,207.37	48,965.08	1.42	0.00	0.00	48,963.66	48,963.66	0.00
B-8	6.57000%	7,186,407.19	36,722.54	1.07	0.00	0.00	36,721.47	36,721.47	0.00
B-9	6.57000%	16,768,614.57	85,687.62	2.49	0.00	0.00	85,685.13	85,685.13	0.00
B-10	6.57000%	17,966,514.66	91,808.89	2.67	0.00	0.00	91,806.22	91,806.22	0.00
B-11	6.57000%	13,179,896.38	67,349.27	1.96	0.00	0.00	67,347.31	67,347.31	0.00
B-X	0.00000%	0.00	274,908.17	7.99	0.01	0.00	274,900.19	274,900.17	0.02
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	689,914.44	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	341,719.52	0.00

Total		1,582,789,925.24	9,922,519.36	288.39	0.01	0.00	9,922,230.98	10,953,864.95	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	1,213,360.72	0.00	1,213,360.72	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	1,193,940.89	0.00	1,193,940.89	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	274,900.17	0.00	274,900.17	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,682,201.78	0.00	2,682,201.78	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	02/01/07	02/28/07	A-30/360	1,049,423,000.00		624.582401	1.156217	0.000000	1.156217	597.356332
2-X-IO	02/01/07	02/28/07	A-30/360	1,163,386,000.00		627.222560	1.026264	0.000000	1.026264	606.373573
B-X-IO	02/01/07	02/28/07	A-30/360	198,973,015.00		993.283653	1.381595	0.000000	1.381595	993.281833
1-X-PO	02/01/07	02/28/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	02/01/07	02/28/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	02/01/07	02/28/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	02/01/07	02/28/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	15,657,493.66	0.00	0.00	0.00	15,657,514.26	0.00	0.00	0.00
2-X-IO	0.00	14,201,407.82	0.00	0.00	0.00	14,201,407.82	0.00	0.00	0.00
B-X-IO	0.00	1,899,049.19	0.00	0.00	0.00	1,899,049.19	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	31,757,950.67	0.00	0.00	0.00	31,757,971.27	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	2.22149%	655,451,136.73	1,213,395.98	35.27	0.00	0.00	1,213,360.71	1,213,360.72	0.00
2-X-IO	1.96350%	729,701,945.25	1,193,975.59	34.70	0.00	0.00	1,193,940.89	1,193,940.89	0.00
B-X-IO	1.66917%	197,636,643.26	274,908.17	7.99	0.01	0.00	274,900.19	274,900.17	0.02
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,582,789,725.24	2,682,279.74	77.96	0.01	0.00	2,682,201.79	2,682,201.78	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	24,255,729.50	28,571,714.81	52,827,444.31
Principal Withrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	24,255,729.50	28,571,714.81	52,827,444.31
Interest Collections	5,223,051.02	4,796,621.93	10,019,672.95
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	341,719.52	689,914.44	1,031,633.96
Interest Fees	(43,992.67)	(45,172.47)	(97,441.98)
TOTAL NET INTEREST	5,520,777.87	5,441,363.90	10,953,864.92
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	29,776,507.37	34,013,078.71	63,781,309.23

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,487.78	416.91	2,904.69
Curtailments	(2,032,141.89)	(1,689,937.47)	(3,722,079.36)
Prepayments In Full	26,285,383.61	30,261,235.37	56,546,618.98
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,487.78)	(416.91)	(2,904.69)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,487.78	416.91	2,904.69
TOTAL PRINCIPAL COLLECTED	24,255,729.50	28,571,714.81	52,827,444.31

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	5,439,906.17	4,986,171.31	10,426,077.48
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(11,976.06)	(21,219.00)	(33,195.06)
Delinquent Interest	(4,531,898.22)	(4,033,001.10)	(8,564,899.32)
Compensating Interest	11,976.06	21,219.00	33,195.06
Civil Relief Act Shortfalls	0.00	(288.38)	(288.38)
Interest Advanced	4,315,043.07	3,843,740.10	8,158,783.17
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	5,223,051.02	4,796,621.93	10,019,672.95

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	341,719.52	689,914.44	1,031,633.96
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	341,719.52	689,914.44	1,031,633.96

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	43,645.33	44,860.31	88,505.64
Class 1-A-3B Ambac Premium			3,886.29
Class 2-A-3B Ambac Premium			4,390.56
Trustee Fees	347.33	312.16	659.49
TOTAL INTEREST FEES	43,992.67	45,172.47	97,441.98

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,886.29
Class 2-A-3B Ambac Premium			4,390.56

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,645	3,127	4,772
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(50)	(120)	(170)
Repurchases	0	0	0
Liquidations	0	0	0
Current	1,595	3,007	4,602
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	833,601,540.70	749,188,184.54	1,582,789,725.24
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,487.78)	(416.91)	(2,904.69)
Partial Prepayments	2,032,141.89	1,689,937.47	3,722,079.36
Full Voluntary Prepayments	(26,285,383.61)	(30,261,235.37)	(56,546,618.98)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	809,345,811.20	720,616,469.73	1,529,962,280.93

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.77963%	7.93484%	7.85305%
Weighted Average Coupon Current	7.83094%	7.98652%	7.90458%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	341	342	342
Weighted Average Months to Maturity Current	340	341	341
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	341	342	342
Weighted Avg Remaining Amortization Term Current	340	341	341
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	18.43	18.23	18.33
Weighted Average Seasoning Current	19.42	19.23	19.33

Weighted Average Coupon by Groups

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06
Group 1
Group 2

Total Weighted Average Coupon

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Apr-05
Oct-05
Apr-06
Oct-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Apr-05
Oct-05
Apr-06
Oct-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.89680%	3.05200%	2.97021%
Weighted Average Margin Current	2.89948%	3.05489%	2.97304%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.06420%	8.84802%	8.96195%
Weighted Average Max Rate Current	9.03132%	8.85110%	8.94602%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	43,645.33	44,860.31	88,505.64
Delinquent Servicing Fees	216,855.15	189,261.00	406,116.15
TOTAL SERVICING FEES	260,500.48	234,121.31	494,621.79

Total Servicing Fees	260,500.48	234,121.31	494,621.79
Compensating Interest	(11,976.06)	(21,219.00)	(33,195.06)
Delinquent Servicing Fees	(216,855.15)	(189,261.00)	(406,116.15)
COLLECTED SERVICING FEES	31,669.28	23,641.31	55,310.59
Total Advanced Interest	4,315,043.07	3,843,740.10	8,158,783.17
Total Advanced Principal	2,487.78	416.91	2,904.69
Aggregate Advances with respect to this Distribution	4,317,530.85	3,844,157.01	8,161,687.85

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	11,976.06	21,219.00	33,195.06
Compensating Interest	(11,976.06)	(21,219.00)	(33,195.06)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.455445%	7.611019%	7.529083%
Current Deferred Interest	2,634,374.34	2,440,495.68	5,074,870.02
Cumulative Deferred Interest	2,634,374.34	2,440,495.68	5,074,870.02
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		48,972,845.82	13,825,016.25	9,470,284.37	72,268,146.44
	% Balance		3.20%	0.90%	0.62%	4.72%
	# Loans		146	42	27	215
	% # Loans		3.17%	0.91%	0.59%	4.67%

FORECLOSURE	Balance	0.00	0.00	0.00	14,455,659.82	14,455,659.82
	% Balance	0.00%	0.00%	0.00%	0.94%	0.94%
	# Loans	0	0	0	39	39
	% # Loans	0.00%	0.00%	0.00%	0.85%	0.85%

BANKRUPTCY	Balance	2,939,551.03	616,085.54	0.00	761,337.34	4,316,973.91
	% Balance	0.19%	0.04%	0.00%	0.05%	0.28%
	# Loans	7	2	0	3	12
	% # Loans	0.15%	0.04%	0.00%	0.07%	0.26%

REO	Balance	0.00	0.00	0.00	1,804,584.55	1,804,584.55
	% Balance	0.00%	0.00%	0.00%	0.12%	0.12%
	# Loans	0	0	0	5	5
	% # Loans	0.00%	0.00%	0.00%	0.11%	0.11%

TOTAL	Balance	2,939,551.03	49,588,931.36	13,825,016.25	26,491,866.08	92,845,364.72
	% Balance	0.19%	3.24%	0.90%	1.73%	6.07%
	# Loans	7	148	42	74	271
	% # Loans	0.15%	3.22%	0.91%	1.61%	5.89%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		22,477,143.88	7,431,802.02	4,464,455.64	34,373,401.54
	% Balance		3.12%	1.03%	0.62%	4.77%
	# Loans		92	28	16	136
	% # Loans		3.06%	0.93%	0.53%	4.52%

FORECLOSURE	Balance	0.00	0.00	0.00	4,953,760.45	4,953,760.45
	% Balance	0.00%	0.00%	0.00%	0.69%	0.69%
	# Loans	0	0	0	22	22
	% # Loans	0.00%	0.00%	0.00%	0.73%	0.73%

BANKRUPTCY	Balance	644,232.70	616,085.54	0.00	761,337.34	2,021,655.58
	% Balance	0.09%	0.09%	0.00%	0.11%	0.28%
	# Loans	2	2	0	3	7
	% # Loans	0.07%	0.07%	0.00%	0.10%	0.23%

REO	Balance	0.00	0.00	0.00	697,246.76	697,246.76
	% Balance	0.00%	0.00%	0.00%	0.10%	0.10%
	# Loans	0	0	0	3	3
	% # Loans	0.00%	0.00%	0.00%	0.10%	0.10%

TOTAL	Balance	644,232.70	23,093,229.42	7,431,802.02	10,876,800.19	42,046,064.33
	% Balance	0.09%	3.20%	1.03%	1.51%	5.83%
	# Loans	2	94	28	44	168
	% # Loans	0.07%	3.13%	0.93%	1.46%	5.59%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		26,495,701.94	6,393,214.23	5,005,828.73	37,894,744.90
	% Balance		3.27%	0.79%	0.62%	4.68%
	# Loans		54	14	11	79
	% # Loans		3.39%	0.88%	0.69%	4.95%

FORECLOSURE	Balance	0.00	0.00	0.00	9,501,899.37	9,501,899.37
	% Balance	0.00%	0.00%	0.00%	1.17%	1.17%
	# Loans	0	0	0	17	17
	% # Loans	0.00%	0.00%	0.00%	1.07%	1.07%

BANKRUPTCY	Balance	2,295,318.33	0.00	0.00	0.00	2,295,318.33
	% Balance	0.28%	0.00%	0.00%	0.00%	0.28%
	# Loans	5	0	0	0	5
	% # Loans	0.31%	0.00%	0.00%	0.00%	0.31%

REO	Balance	0.00	0.00	0.00	1,107,337.79	1,107,337.79
	% Balance	0.00%	0.00%	0.00%	0.14%	0.14%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.13%	0.13%

TOTAL	Balance	2,295,318.33	26,495,701.94	6,393,214.23	15,615,065.89	50,799,300.39
	% Balance	0.28%	3.27%	0.79%	1.93%	6.28%
	# Loans	5	54	14	30	103
	% # Loans	0.31%	3.39%	0.88%	1.88%	6.46%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution
REO Report
Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
Became REO Property this Period:
121277360	1	191,100.00	199,490.01	01-Aug-2006	7.833%	TX - 70.78%	360	01-Sep-2005
121673152	2	408,750.00	427,324.57	01-Jun-2006	8.033%	CA - 75.00%	360	01-Oct-2005
TOTAL		599,850.00	626,814.58
Became REO Property in a Prior Period:
121604301	1	180,000.00	188,047.27	01-Nov-2005	7.883%	FL - 80.00%	360	01-Sep-2005
121775582	2	650,000.00	680,013.22	01-Dec-2005	8.375%	VA - 78.79%	360	01-Aug-2005
121784112	1	296,000.00	309,709.48	01-Jan-2006	7.983%	GA - 80.00%	360	01-Sep-2005
TOTAL		1,126,000.00	1,177,769.97

TOTAL		1,725,850.00	1,804,584.55

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
121516238	1	157,000.00	163,238.61	01-Sep-2006	8.083%	GA - 94.01%	360	01-Aug-2005
121522680	1	261,600.00	276,040.20	01-Oct-2006	8.533%	IL - 80.00%	360	01-Sep-2005
121557261	1	175,750.00	182,312.83	01-Aug-2006	7.983%	MI - 95.00%	360	01-Sep-2005
121567353	1	264,000.00	277,676.74	01-Oct-2006	8.250%	CA - 80.00%	360	01-Jul-2005
121569030	1	343,200.00	353,583.11	01-Sep-2006	6.983%	CA - 80.00%	360	01-Aug-2005
121581957	1	93,750.00	97,691.55	01-Sep-2006	7.733%	OH - 75.00%	360	01-Sep-2005
121602388	2	567,000.00	590,749.05	01-Oct-2006	7.633%	NJ - 70.00%	360	01-Aug-2005
121636615	1	124,000.00	130,561.71	01-Oct-2006	8.283%	FL - 80.00%	360	01-Aug-2005
121649721	2	508,000.00	517,764.83	01-Oct-2006	7.983%	CA - 80.00%	360	01-Oct-2005
121751049	1	353,000.00	369,858.53	01-Aug-2006	8.083%	CA - 80.00%	360	01-Sep-2005
TOTAL		2,847,300.00	2,959,477.16

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	630,565.39	01-Aug-2006	7.750%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	114,821.36	01-Aug-2006	8.375%	OK - 80.00%	360	01-Mar-2005
121268870	1	318,750.00	337,912.60	01-Jul-2006	8.583%	CA - 75.00%	360	01-Jul-2005
121366767	1	332,792.00	346,952.79	01-Jul-2006	7.883%	CA - 79.81%	360	01-Aug-2005
121456779	2	500,000.00	517,878.05	01-Sep-2006	8.233%	NY - 70.92%	360	01-Sep-2005
121474102	1	244,800.00	258,181.55	01-Sep-2006	8.383%	FL - 80.00%	360	01-Aug-2005
121487498	2	500,000.00	526,386.16	01-Jul-2006	8.283%	CA - 74.07%	360	01-Aug-2005
121500221	1	321,750.00	338,239.65	01-Sep-2006	8.183%	CA - 75.00%	360	01-Aug-2005
121523429	1	79,000.00	81,140.34	01-Apr-2006	8.383%	PA - 69.91%	360	01-Aug-2005
121539993	2	900,000.00	939,820.57	01-Sep-2006	7.883%	CT - 75.00%	360	01-Sep-2005
121555840	2	704,000.00	740,389.27	01-May-2006	8.233%	NJ - 80.00%	360	01-Aug-2005
121593597	2	628,000.00	646,550.86	01-May-2006	6.933%	FL - 80.00%	360	01-Sep-2005
121599975	1	120,000.00	126,047.41	01-Jun-2006	8.133%	FL - 80.00%	360	01-Aug-2005
121606348	2	412,500.00	433,569.74	01-Aug-2006	8.333%	NJ - 75.00%	360	01-Sep-2005
121611507	2	450,000.00	469,034.28	01-Jul-2006	7.733%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	196,971.19	01-Jun-2006	8.183%	NJ - 80.00%	360	01-Oct-2005
121613455	1	110,000.00	114,460.99	01-Aug-2006	8.183%	MA - 52.38%	360	01-Sep-2005
121653298	2	396,000.00	414,340.98	01-Sep-2006	7.983%	CT - 75.00%	360	01-Sep-2005
121664846	2	393,750.00	411,762.31	01-Aug-2006	8.083%	CA - 75.00%	360	01-Sep-2005
121674043	2	365,250.00	383,279.72	01-Aug-2006	8.183%	FL - 75.00%	360	01-Sep-2005
121677422	1	279,950.00	292,595.54	01-Jul-2006	7.933%	FL - 79.99%	360	01-Sep-2005
121698556	2	910,000.00	947,908.93	01-Apr-2006	7.783%	NJ - 70.00%	360	01-Oct-2005
121707105	1	162,000.00	169,462.20	01-Sep-2006	8.083%	NY - 74.83%	360	01-Oct-2005
121713653	2	636,000.00	437,441.80	01-Jul-2006	7.933%	CA - 80.00%	360	01-Sep-2005
121717716	1	348,000.00	363,018.91	01-Aug-2006	8.375%	CA - 80.00%	360	01-Aug-2005
121776468	2	463,000.00	483,327.38	01-Aug-2006	7.833%	NY - 67.59%	360	01-Sep-2005
121783771	1	205,000.00	214,160.35	01-Mar-2006	7.983%	FL - 72.70%	360	01-Oct-2005
121795014	1	143,100.00	148,832.29	01-Aug-2006	8.233%	MI - 90.00%	360	01-Oct-2005
121874119	2	397,500.00	411,130.05	01-Sep-2006	7.983%	CA - 75.00%	360	01-Oct-2005
TOTAL		11,220,942.00	11,496,182.66

IndyMac INDX Mortgage Loan Trust			2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

TOTAL	14,068,242.00	14,455,659.82

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	50	120	170
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	50	120	170
Curtailments Amount	(2,032,141.89)	(1,689,937.47)	(3,722,079.36)
Paid in Full Balance	26,285,383.61	30,261,235.37	56,546,618.98
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	24,253,241.72	28,571,297.90	52,824,539.62
Cumulative

Number of Paid in Full Loans	949	1,847	2,796
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	960	1,872	2,832
Paid in Full Balance	484,405,286.80	446,886,093.32	931,291,380.12
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(33,594,004.39)	(30,712,555.11)	(64,306,559.50)
Total Prepayment Amount	458,180,767.07	422,611,857.08	880,792,624.15

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	2.91%	3.81%	3.34%
3 Months Avg SMM	3.50%	4.12%	3.80%
12 Months Avg SMM	3.18%	3.35%	3.26%
Avg SMM Since Cut-off	2.46%	2.53%	2.49%

CPR	29.83%	37.29%	33.46%
3 Months Avg CPR	34.80%	39.65%	37.15%
12 Months Avg CPR	32.12%	33.60%	32.83%
Avg CPR Since Cut-off	25.85%	26.48%	26.15%

PSA	768.19%	969.65%	865.50%
3 Months Avg PSA Approximation	944.48%	1,087.72%	1,013.18%
12 Months Avg PSA Approximation	1,150.43%	1,222.17%	1,184.35%
Avg PSA Since Cut-off Approximation	1,177.36%	1,231.20%	1,202.66%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	2.91%	3.81%	3.34%
3 Months Avg SMM	3.50%	4.12%	3.80%
12 Months Avg SMM	3.18%	3.35%	3.26%
Avg SMM Since Cut-off	2.46%	2.53%	2.49%

CPR	29.83%	37.29%	33.46%
3 Months Avg CPR	34.80%	39.65%	37.15%
12 Months Avg CPR	32.12%	33.60%	32.83%
Avg CPR Since Cut-off	25.85%	26.48%	26.15%

PSA	768.19%	969.65%	865.50%
3 Months Avg PSA Approximation	944.48%	1,087.72%	1,013.18%
12 Months Avg PSA Approximation	1,150.43%	1,222.17%	1,184.35%
Avg PSA Since Cut-off Approximation	1,177.36%	1,231.20%	1,202.66%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Apr-05
Oct-05
Apr-06
Oct-06

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120388814	2		1,500,000.00	1,552,176.01	06-Mar-2007	7.233%	CA - 68.18%	Paid Off - 360	01-Apr-2005
120957259	2		452,000.00	476,873.87	12-Mar-2007	8.483%	CA - 80.00%	Paid Off - 360	01-Apr-2005
121102462	2		405,802.00	415,377.74	13-Mar-2007	7.983%	MA - 80.00%	Paid Off - 360	01-Aug-2005
121219840	1		292,000.00	304,508.01	20-Feb-2007	7.983%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121302963	2		385,000.00	398,406.19	07-Mar-2007	7.733%	CA - 77.62%	Paid Off - 360	01-Aug-2005
121330538	2		650,000.00	673,143.03	21-Feb-2007	7.383%	CA - 73.03%	Paid Off - 360	01-Jul-2005
121344168	1		291,000.00	290,758.06	12-Mar-2007	7.783%	NJ - 69.95%	Paid Off - 360	01-Aug-2005
121345392	1		324,000.00	338,548.90	23-Feb-2007	8.183%	HI - 80.00%	Paid Off - 360	01-Aug-2005
121363297	1		200,000.00	199,969.83	02-Mar-2007	8.183%	VA - 78.74%	Paid Off - 360	01-Sep-2005
121373200	1		92,400.00	95,999.18	13-Mar-2007	8.383%	WA - 70.00%	Paid Off - 360	01-Aug-2005
121377031	1		344,000.00	359,451.49	01-Mar-2007	7.933%	NC - 80.00%	Paid Off - 360	01-Jul-2005
121382115	1		215,000.00	221,903.84	02-Mar-2007	7.983%	VA - 43.00%	Paid Off - 360	01-Oct-2005
121393630	2		488,000.00	510,425.55	26-Feb-2007	8.083%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121396794	1		306,000.00	310,870.69	21-Feb-2007	7.683%	CT - 80.00%	Paid Off - 360	01-Sep-2005
121401302	1		300,000.00	302,863.67	06-Mar-2007	8.183%	CA - 65.20%	Paid Off - 360	01-Sep-2005
121403608	1		256,000.00	264,051.63	28-Feb-2007	7.983%	MA - 80.00%	Paid Off - 360	01-Aug-2005
121409117	1		205,000.00	207,181.54	14-Mar-2007	7.833%	MA - 77.36%	Paid Off - 360	01-Aug-2005
121413283	1		300,000.00	308,105.02	01-Mar-2007	8.083%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121416187	1		290,500.00	301,777.53	26-Feb-2007	7.983%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121437494	1		320,000.00	334,168.28	16-Feb-2007	7.983%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121438395	1		324,000.00	337,100.70	14-Mar-2007	8.183%	MD - 74.48%	Paid Off - 360	01-Aug-2005
121443494	1		340,000.00	355,077.79	07-Mar-2007	7.983%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121444645	1		212,000.00	221,102.47	28-Feb-2007	8.083%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121448397	1		245,000.00	249,286.82	01-Mar-2007	8.383%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121453327	2		430,000.00	432,096.89	09-Mar-2007	8.183%	FL - 66.15%	Paid Off - 360	01-Oct-2005
121457459	2		450,000.00	442,981.47	28-Feb-2007	7.783%	FL - 67.67%	Paid Off - 360	01-Aug-2005
121460622	2		572,000.00	582,349.03	02-Mar-2007	7.333%	CA - 67.29%	Paid Off - 360	01-Sep-2005
121460980	1		304,000.00	306,441.63	27-Feb-2007	7.733%	NJ - 71.87%	Paid Off - 360	01-Aug-2005
121470394	1		310,000.00	322,642.75	20-Feb-2007	7.783%	GA - 68.13%	Paid Off - 360	01-Aug-2005
121470398	1		153,900.00	153,128.15	06-Mar-2007	7.983%	CA - 49.65%	Paid Off - 360	01-Aug-2005
121475576	1		254,000.00	260,086.95	28-Feb-2007	7.983%	CA - 55.82%	Paid Off - 360	01-Aug-2005
121481807	1		324,000.00	336,501.68	01-Mar-2007	7.733%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121483994	1		250,000.00	252,458.06	22-Feb-2007	8.083%	MD - 28.57%	Paid Off - 360	01-Aug-2005
121486151	1		140,000.00	146,860.96	20-Feb-2007	8.283%	CA - 73.68%	Paid Off - 360	01-Aug-2005
121487413	1		224,000.00	234,293.79	15-Mar-2007	8.083%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121487709	1		156,000.00	161,072.93	15-Mar-2007	7.983%	CA - 60.00%	Paid Off - 360	01-Aug-2005
121488002	1		337,500.00	352,599.71	07-Mar-2007	7.933%	CA - 75.00%	Paid Off - 360	01-Jul-2005
121489960	1		222,500.00	233,083.03	08-Mar-2007	8.183%	CA - 69.53%	Paid Off - 360	01-Aug-2005
121491248	2		400,000.00	400,943.81	08-Mar-2007	7.983%	CA - 74.07%	Paid Off - 360	01-Aug-2005
121494921	2	FCL	443,863.00	460,701.78	09-Mar-2007	7.583%	CA - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121497731	1		243,000.00	252,393.84	02-Mar-2007	7.683%	NY - 56.51%	Paid Off - 360	01-Aug-2005
121499535	2		569,000.00	581,017.32	06-Mar-2007	7.083%	CA - 66.94%	Paid Off - 360	01-Sep-2005
121500083	1		245,000.00	254,558.91	06-Mar-2007	8.183%	CA - 61.25%	Paid Off - 360	01-Jul-2005
121502071	1		176,000.00	183,597.36	27-Feb-2007	8.183%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121502177	2		400,000.00	414,792.39	01-Mar-2007	8.083%	CA - 69.57%	Paid Off - 360	01-Aug-2005
121503614	2		410,499.00	324,348.05	14-Mar-2007	6.983%	FL - 43.51%	Paid Off - 360	01-Sep-2005
121504175	2		380,000.00	396,241.37	22-Feb-2007	7.883%	CA - 54.29%	Paid Off - 360	01-Aug-2005
121504759	1		203,000.00	210,096.05	16-Feb-2007	7.483%	CA - 37.59%	Paid Off - 360	01-Sep-2005
121508567	1		145,000.00	150,241.80	01-Mar-2007	7.733%	IL - 58.00%	Paid Off - 360	01-Aug-2005
121509473	1		213,000.00	212,520.97	28-Feb-2007	8.183%	RI - 71.00%	Paid Off - 360	01-Aug-2005
121511431	1		175,000.00	179,595.92	21-Feb-2007	6.933%	WA - 77.78%	Paid Off - 360	01-Aug-2005
121513711	1		288,300.00	298,776.35	26-Feb-2007	7.783%	VA - 60.70%	Paid Off - 360	01-Aug-2005
121515566	2		400,000.00	419,025.73	22-Feb-2007	8.183%	CA - 70.18%	Paid Off - 360	01-Aug-2005
121528626	1		308,000.00	317,444.41	26-Feb-2007	8.183%	CA - 64.17%	Paid Off - 360	01-Aug-2005
121530157	1		322,400.00	317,074.30	05-Mar-2007	8.083%	CO - 80.00%	Paid Off - 360	01-Aug-2005
121531559	1		240,000.00	250,950.94	13-Mar-2007	8.183%	IL - 75.00%	Paid Off - 360	01-Sep-2005
121532541	1		200,000.00	208,403.88	13-Mar-2007	8.083%	WA - 80.00%	Paid Off - 360	01-Aug-2005
121533646	1		265,000.00	264,798.60	21-Feb-2007	7.883%	CA - 60.23%	Paid Off - 360	01-Aug-2005
121533797	1		331,000.00	329,957.85	01-Mar-2007	7.983%	VA - 77.88%	Paid Off - 360	01-Sep-2005
121534749	1		350,000.00	346,669.95	07-Mar-2007	8.083%	VA - 72.17%	Paid Off - 360	01-Aug-2005
121538096	1		340,000.00	346,652.86	01-Mar-2007	8.183%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121538910	2		456,000.00	474,758.35	26-Feb-2007	7.783%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121539618	1		230,000.00	226,938.31	01-Mar-2007	8.283%	FL - 74.19%	Paid Off - 360	01-Aug-2005
121542874	1		138,000.00	140,280.85	21-Feb-2007	7.983%	MI - 58.72%	Paid Off - 360	01-Sep-2005
121543145	1		232,000.00	229,421.77	27-Feb-2007	7.233%	IL - 78.64%	Paid Off - 360	01-Aug-2005
121546310	1		250,000.00	260,938.55	26-Feb-2007	8.183%	VA - 73.96%	Paid Off - 360	01-Aug-2005
121550164	1		344,000.00	353,538.52	13-Mar-2007	7.583%	WA - 80.00%	Paid Off - 360	01-Aug-2005
121552621	1		168,000.00	175,311.21	05-Mar-2007	7.933%	VA - 78.51%	Paid Off - 360	01-Aug-2005
121554034	1		291,935.00	301,147.65	01-Mar-2007	7.733%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121567318	1		136,800.00	142,349.86	01-Mar-2007	7.833%	NC - 79.54%	Paid Off - 360	01-Sep-2005
121574900	1		272,000.00	284,499.54	01-Mar-2007	8.083%	CA - 73.51%	Paid Off - 360	01-Aug-2005
121575196	2		370,000.00	380,807.98	06-Mar-2007	7.483%	CA - 56.49%	Paid Off - 360	01-Sep-2005
121577234	1		240,000.00	244,723.09	02-Mar-2007	7.833%	NJ - 71.86%	Paid Off - 360	01-Sep-2005
121579530	2		490,500.00	504,044.23	21-Feb-2007	8.183%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121579735	2		360,000.00	374,274.28	16-Feb-2007	7.783%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121580612	1		288,000.00	299,466.57	28-Feb-2007	7.783%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121586884	2		490,000.00	511,731.25	27-Feb-2007	8.083%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121587299	1		234,000.00	241,483.71	16-Feb-2007	7.983%	MD - 63.24%	Paid Off - 360	01-Sep-2005
121588493	2		366,000.00	370,120.62	01-Mar-2007	7.883%	CA - 50.48%	Paid Off - 360	01-Aug-2005
121588956	1		135,000.00	141,396.78	28-Feb-2007	8.283%	AZ - 77.14%	Paid Off - 360	01-Sep-2005
121600694	2		460,000.00	474,699.52	22-Feb-2007	7.375%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121605392	1		100,011.00	99,701.86	02-Mar-2007	8.133%	TX - 74.08%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121607600	1		194,400.00	201,372.78	01-Mar-2007	7.533%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121622490	1		250,000.00	255,779.37	14-Mar-2007	7.783%	CA - 27.03%	Paid Off - 360	01-Sep-2005
121626077	1		120,000.00	123,997.96	16-Feb-2007	6.000%	FL - 71.86%	Paid Off - 360	01-Sep-2005
121626958	1		122,560.00	120,825.44	16-Feb-2007	8.183%	TX - 80.00%	Paid Off - 360	01-Sep-2005
121629041	1		167,000.00	172,559.29	23-Feb-2007	7.983%	CA - 57.59%	Paid Off - 360	01-Sep-2005
121636657	1		332,000.00	347,217.08	13-Mar-2007	8.183%	CA - 75.80%	Paid Off - 360	01-Sep-2005
121637358	2		375,200.00	374,302.86	01-Mar-2007	7.583%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121638158	1		256,000.00	266,755.94	01-Mar-2007	7.933%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121639514	1		99,800.00	103,611.50	20-Feb-2007	8.083%	FL - 72.85%	Paid Off - 360	01-Oct-2005
121643677	2		850,000.00	876,214.14	13-Mar-2007	7.333%	CA - 65.39%	Paid Off - 360	01-Sep-2005
121643997	2		650,000.00	674,409.82	22-Feb-2007	7.633%	ME - 50.80%	Paid Off - 360	01-Sep-2005
121649449	1		218,000.00	227,493.19	06-Mar-2007	8.183%	AZ - 77.31%	Paid Off - 360	01-Sep-2005
121650939	2		387,000.00	404,256.10	06-Mar-2007	8.233%	CA - 77.40%	Paid Off - 360	01-Oct-2005
121651008	2		375,000.00	388,236.09	05-Mar-2007	7.483%	CA - 53.57%	Paid Off - 360	01-Sep-2005
121651857	1		460,000.00	468,333.74	20-Feb-2007	8.083%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121656074	1		332,000.00	332,221.24	01-Mar-2007	7.533%	NC - 77.57%	Paid Off - 360	01-Aug-2005
121663039	1		204,375.00	205,309.28	16-Feb-2007	8.383%	NJ - 75.00%	Paid Off - 360	01-Oct-2005
121667899	1		262,500.00	274,307.11	05-Mar-2007	8.283%	NH - 75.00%	Paid Off - 360	01-Oct-2005
121672268	1		300,000.00	312,396.26	15-Mar-2007	7.883%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121673877	1		391,875.00	405,027.18	07-Mar-2007	8.183%	NY - 75.00%	Paid Off - 360	01-Sep-2005
121674652	2		582,400.00	606,118.96	13-Mar-2007	8.033%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121677282	2		375,000.00	390,496.46	28-Feb-2007	7.883%	CA - 64.10%	Paid Off - 360	01-Sep-2005
121678347	2		444,000.00	461,223.14	15-Mar-2007	7.733%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121684256	2		410,400.00	424,991.23	01-Mar-2007	7.583%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121685832	1		316,000.00	326,413.41	20-Feb-2007	7.883%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121693203	2		532,500.00	553,443.20	01-Mar-2007	7.683%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121693229	1		332,000.00	343,128.63	05-Mar-2007	8.183%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121693230	2		540,000.00	558,100.79	06-Mar-2007	8.183%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121693832	1		359,600.00	361,239.87	14-Mar-2007	7.933%	MD - 65.38%	Paid Off - 360	01-Sep-2005
121695030	1		75,250.00	77,284.55	01-Mar-2007	8.283%	NE - 70.00%	Paid Off - 360	01-Oct-2005
121696438	1		205,200.00	205,481.67	23-Feb-2007	8.875%	CA - 90.00%	Paid Off - 360	01-Aug-2005
121699857	1		159,920.00	159,194.19	02-Mar-2007	7.933%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121701295	2		1,500,000.00	1,541,902.94	07-Mar-2007	7.750%	NV - 60.00%	Paid Off - 360	01-Aug-2005
121706006	1		135,000.00	139,768.09	28-Feb-2007	7.983%	CA - 29.48%	Paid Off - 360	01-Sep-2005
121712774	1		228,000.00	227,889.68	22-Feb-2007	8.183%	NM - 80.00%	Paid Off - 360	01-Oct-2005
121712980	1		242,000.00	239,609.46	20-Feb-2007	7.983%	CA - 67.22%	Paid Off - 360	01-Sep-2005
121714203	1		270,000.00	281,528.65	26-Feb-2007	8.133%	CA - 69.59%	Paid Off - 360	01-Sep-2005
121714783	1		140,000.00	145,996.94	16-Feb-2007	7.983%	MA - 58.33%	Paid Off - 360	01-Sep-2005
121717923	2		386,000.00	400,478.34	07-Mar-2007	8.083%	CA - 73.52%	Paid Off - 360	01-Sep-2005
121723705	1		174,400.00	181,605.99	14-Mar-2007	8.125%	OR - 80.00%	Paid Off - 360	01-Sep-2005
121723721	1		346,500.00	345,225.50	23-Feb-2007	7.875%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121724312	1		252,800.00	264,271.90	07-Mar-2007	8.125%	MD - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121750371	1		233,600.00	241,942.46	06-Mar-2007	8.183%	CT - 80.00%	Paid Off - 360	01-Oct-2005
121752314	1		300,000.00	306,456.14	23-Feb-2007	8.250%	CA - 89.55%	Paid Off - 360	01-Aug-2005
121752326	1		240,000.00	248,867.33	12-Mar-2007	7.875%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121755198	2		525,000.00	546,298.65	13-Mar-2007	7.833%	CA - 69.08%	Paid Off - 360	01-Sep-2005
121756402	1		185,000.00	192,624.96	28-Feb-2007	7.983%	CA - 35.58%	Paid Off - 360	01-Oct-2005
121756579	2		361,000.00	368,186.62	15-Mar-2007	7.133%	CA - 65.76%	Paid Off - 360	01-Sep-2005
121758694	1		250,000.00	261,292.05	02-Mar-2007	8.283%	CA - 71.43%	Paid Off - 360	01-Sep-2005
121759717	2		448,000.00	445,760.07	28-Feb-2007	8.083%	NY - 80.00%	Paid Off - 360	01-Oct-2005
121761767	1		289,600.00	291,741.25	27-Feb-2007	7.683%	CA - 77.02%	Paid Off - 360	01-Aug-2005
121763200	1		221,250.00	231,061.37	26-Feb-2007	8.183%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121765879	1		95,000.00	92,719.45	01-Mar-2007	7.983%	CA - 36.54%	Paid Off - 360	01-Sep-2005
121768288	1		288,750.00	300,650.05	12-Mar-2007	7.983%	NJ - 75.00%	Paid Off - 360	01-Oct-2005
121770301	2		370,000.00	378,960.70	05-Mar-2007	8.183%	CA - 72.55%	Paid Off - 360	01-Sep-2005
121771614	1		292,500.00	304,555.41	28-Feb-2007	7.983%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121773491	1		288,000.00	300,772.66	26-Feb-2007	8.083%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121775034	1		116,500.00	120,394.12	06-Mar-2007	8.083%	MI - 77.67%	Paid Off - 360	01-Oct-2005
121779154	1		337,500.00	351,708.22	28-Feb-2007	8.283%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121785020	1		185,000.00	193,150.62	23-Feb-2007	8.183%	CA - 65.60%	Paid Off - 360	01-Oct-2005
121786041	2		425,000.00	441,735.52	22-Feb-2007	7.883%	NJ - 60.71%	Paid Off - 360	01-Sep-2005
121786372	1		337,500.00	353,491.82	02-Mar-2007	8.283%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121789110	1		288,000.00	300,537.29	05-Mar-2007	8.183%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121793692	1		189,000.00	195,705.04	01-Mar-2007	7.833%	CA - 78.10%	Paid Off - 360	01-Oct-2005
121799061	1		127,500.00	133,142.27	05-Mar-2007	8.283%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121805912	1		276,250.00	287,635.77	15-Mar-2007	7.983%	FL - 73.67%	Paid Off - 360	01-Oct-2005
121808072	1		212,000.00	219,633.59	28-Feb-2007	7.983%	CA - 54.36%	Paid Off - 360	01-Oct-2005
121809546	1		348,500.00	363,039.75	01-Mar-2007	7.933%	CA - 71.86%	Paid Off - 360	01-Sep-2005
121809550	1		315,000.00	328,259.39	12-Mar-2007	8.083%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121809554	1		320,000.00	337,840.48	01-Mar-2007	8.808%	CA - 74.42%	Paid Off - 360	01-Aug-2005
121809565	2		510,000.00	532,618.23	01-Mar-2007	8.083%	CA - 63.75%	Paid Off - 360	01-Sep-2005
121814053	1		307,150.00	307,793.37	09-Mar-2007	7.683%	CA - 79.99%	Paid Off - 360	01-Oct-2005
121816225	2		380,000.00	394,183.09	27-Feb-2007	8.183%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121816443	2		435,000.00	451,674.45	26-Feb-2007	7.833%	CA - 60.84%	Paid Off - 360	01-Oct-2005
121828440	2		680,000.00	697,497.08	07-Mar-2007	7.683%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121829127	1		235,000.00	244,685.73	21-Feb-2007	7.983%	FL - 49.79%	Paid Off - 360	01-Oct-2005
121829619	2		880,000.00	910,083.40	26-Feb-2007	7.375%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121833170	1		253,000.00	252,875.54	01-Mar-2007	7.733%	CA - 38.92%	Paid Off - 360	01-Oct-2005
121837321	1		258,000.00	269,366.71	16-Feb-2007	8.183%	FL - 61.43%	Paid Off - 360	01-Oct-2005
121846449	2		436,000.00	454,346.68	01-Mar-2007	7.933%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121847855	1		221,000.00	230,658.86	01-Mar-2007	8.183%	CA - 69.72%	Paid Off - 360	01-Oct-2005
121847929	2		412,000.00	428,396.62	01-Mar-2007	7.883%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121852657	2		400,000.00	415,818.30	12-Mar-2007	8.083%	CA - 76.19%	Paid Off - 360	01-Oct-2005
121856648	1		217,410.00	214,448.31	09-Mar-2007	7.983%	VA - 53.03%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust					2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121876121	1		248,500.00	248,708.13	21-Feb-2007	8.083%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121895644	1		128,000.00	124,660.76	23-Feb-2007	8.183%	MI - 80.00%	Paid Off - 360	01-Oct-2005
121906885	1		269,500.00	268,143.23	26-Feb-2007	7.983%	NJ - 70.00%	Paid Off - 360	01-Oct-2005
121918724	2		577,252.00	594,313.67	14-Mar-2007	7.683%	CA - 79.98%	Paid Off - 360	01-Oct-2005

TOTAL			55,033,852.00	56,546,618.98

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Principal Only Loss Severity Approx for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-Off	0.00%	0.00%	0.00%

Principal & Interest Loss Severity Approx for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-Off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
March 26, 2007 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			36,226,548.45
(b) 50% of Aggregate Balance of Sub. Certificates			98,818,321.63

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.0000%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			0.00
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	87.536060%	87.488184%	87.513399%
Next Senior Percentage	87.162560%	86.992110%	87.082278%
Current Subordinate Percentage	12.463940%	12.511816%	12.486601%
Next Subordinate Percentage	12.837440%	13.007890%	12.917722%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			4.933000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

March 26, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 1 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 2 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 3 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 4 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 5 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 6 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 7 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 8 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 9 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 10 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26
Current Scheduled Payments 11 Month Prior	6,587,628.29	6,146,828.57	12,734,456.86

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		20
		9. Prepayment Detail Report		25
		10. Realized Loss Report		29
		11. Realized Loss Detail Report		32
		12. Triggers and Adj. Cert. Report		33
		13. Additional Certificate Report		34
		14. Other Related Information		35

		Total Number of Pages		35

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	April 25, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	March 30, 2007	Factor Information:		(800) 735-7777
	April 24, 2007	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	376,127,803.92	1,764,510.93	11,225,020.46	12,989,531.39	0.00	0.00	364,902,783.46
1-A-2	FLT	262,356,000.00	156,720,017.83	800,507.62	4,677,094.83	5,477,602.45	0.00	0.00	152,042,923.00
1-A-3A	FLT	77,413,000.00	46,243,145.74	221,947.56	1,380,063.51	1,602,011.07	0.00	0.00	44,863,082.23
1-A-3B	FLT	80,000,000.00	47,788,506.59	225,382.61	1,426,182.69	1,651,565.30	0.00	0.00	46,362,323.90
2-A-1A	FLT	398,032,000.00	241,356,086.09	1,132,262.62	11,699,159.16	12,831,421.78	0.00	0.00	229,656,926.93
2-A-1B	FLT	300,000,000.00	181,912,071.96	924,638.29	8,817,752.72	9,742,391.01	0.00	0.00	173,094,319.24
2-A-2A	FLT	50,000,000.00	30,318,678.66	144,001.05	1,469,625.45	1,613,626.50	0.00	0.00	28,849,053.21
2-A-2B	FLT	65,846,000.00	39,927,274.29	212,361.13	1,935,379.15	2,147,740.28	0.00	0.00	37,991,895.14
2-A-2C	FLT	175,000,000.00	106,115,375.29	524,340.65	5,143,689.08	5,668,029.73	0.00	0.00	100,971,686.21
2-A-3A	FLT	84,508,000.00	51,243,417.92	245,946.75	2,483,902.15	2,729,848.90	0.00	0.00	48,759,515.77
2-A-3B	FLT	90,000,000.00	54,573,621.62	257,382.92	2,645,325.83	2,902,708.75	0.00	0.00	51,928,295.79
1-X	CSTR	0.00	0.00	984,560.92	0.00	984,560.92	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	967,323.31	0.00	967,323.31	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,119,031.61	59,579.99	23.04	59,603.03	0.00	0.00	12,119,008.57
B-2	SUB	49,300,000.00	48,968,794.17	242,782.23	93.12	242,875.35	0.00	0.00	48,968,701.05
B-3	SUB	33,764,000.00	33,537,167.67	173,260.11	63.77	173,323.88	0.00	0.00	33,537,103.90
B-4	SUB	14,470,000.00	14,372,788.08	74,971.44	27.33	74,998.77	0.00	0.00	14,372,760.75
B-5	SUB	13,264,000.00	13,174,890.18	70,259.90	25.05	70,284.95	0.00	0.00	13,174,865.13
B-6	SUB	10,853,000.00	10,780,087.70	59,015.78	20.50	59,036.28	0.00	0.00	10,780,067.20
B-7	SUB	9,647,000.00	9,582,189.81	52,457.87	18.22	52,476.09	0.00	0.00	9,582,171.59
B-8	SUB	7,235,000.00	7,186,394.02	39,342.04	13.67	39,355.71	0.00	0.00	7,186,380.35
B-9	SUB	16,882,000.00	16,768,583.84	91,799.91	31.89	91,831.80	0.00	0.00	16,768,551.95
B-10	SUB	18,088,000.00	17,966,481.73	98,357.83	34.16	98,391.99	0.00	0.00	17,966,447.57
B-11	SUB	13,269,015.79	13,179,872.21	72,153.45	25.06	72,178.51	0.00	0.00	13,179,847.15
B-X	CSTR	0.00	0.00	214,195.70	0.00	214,195.70	0.00	0.00	0.00
P-1	SUB	100.00	100.00	398,120.62	0.00	398,120.62	0.00	0.00	100.00
P-2	SUB	100.00	100.00	526,059.81	0.00	526,059.81	0.00	0.00	100.00

Total		2,411,782,315.79	1,529,962,480.93 10,577,523.04		52,903,570.84	63,481,093.88	0.00	0.00	1,477,058,910.09

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	03/26/07	04/24/07	A-Act/360	45660LVZ9	629,654,000.00	597.356332	2.802350	17.827284	20.629634	579.529048
1-A-2	03/26/07	04/24/07	A-Act/360	45660LWA3	262,356,000.00	597.356332	3.051227	17.827284	20.878510	579.529048
1-A-3A	03/26/07	04/24/07	A-Act/360	45660LWB1	77,413,000.00	597.356332	2.867058	17.827284	20.694342	579.529048
1-A-3B	03/26/07	04/24/07	A-Act/360	45660LWC9	80,000,000.00	597.356332	2.817283	17.827284	20.644566	579.529049
2-A-1A	03/26/07	04/24/07	A-Act/360	45660LWD7	398,032,000.00	606.373573	2.844652	29.392509	32.237161	576.981064
2-A-1B	03/26/07	04/24/07	A-Act/360	45660LWE5	300,000,000.00	606.373573	3.082128	29.392509	32.474637	576.981064
2-A-2A	03/26/07	04/24/07	A-Act/360	45660LWV7	50,000,000.00	606.373573	2.880021	29.392509	32.272530	576.981064
2-A-2B	03/01/07	03/30/07	A-30/360	45660LWW5	65,846,000.00	606.373573	3.225118	29.392509	32.617627	576.981064
2-A-2C	03/26/07	04/24/07	A-Act/360	45660LWF2	175,000,000.00	606.373573	2.996232	29.392509	32.388741	576.981064
2-A-3A	03/26/07	04/24/07	A-Act/360	45660LWG0	84,508,000.00	606.373573	2.910337	29.392509	32.302846	576.981064
2-A-3B	03/26/07	04/24/07	A-Act/360	45660LWH8	90,000,000.00	606.373574	2.859810	29.392509	32.252319	576.981064
1-X	03/01/07	03/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.938193	0.000000	0.938193	0.000000
2-X	03/01/07	03/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.831472	0.000000	0.831472	0.000000
A-R	03/01/07	03/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	03/26/07	04/24/07	A-Act/360	45660LWJ4	12,201,000.00	993.281830	4.883205	0.001888	4.885094	993.279942
B-2	03/26/07	04/24/07	A-Act/360	45660LWK1	49,300,000.00	993.281829	4.924589	0.001889	4.926478	993.279940
B-3	03/26/07	04/24/07	A-Act/360	45660LWL9	33,764,000.00	993.281829	5.131504	0.001889	5.133393	993.279940
B-4	03/26/07	04/24/07	A-Act/360	45660LWM7	14,470,000.00	993.281830	5.181164	0.001889	5.183053	993.279941
B-5	03/26/07	04/24/07	A-Act/360	45660LWN5	13,264,000.00	993.281829	5.297037	0.001889	5.298926	993.279940
B-6	03/26/07	04/24/07	A-Act/360	45660LWP0	10,853,000.00	993.281830	5.437739	0.001889	5.439628	993.279941
B-7	03/26/07	04/24/07	A-Act/360	45660LWQ8	9,647,000.00	993.281830	5.437739	0.001889	5.439628	993.279941
B-8	03/26/07	04/24/07	A-Act/360	45660LWR6	7,235,000.00	993.281827	5.437739	0.001889	5.439628	993.279938
B-9	03/26/07	04/24/07	A-Act/360	45660LWX3	16,882,000.00	993.281829	5.437739	0.001889	5.439628	993.279940
B-10	03/26/07	04/24/07	A-Act/360	45660LWY1	18,088,000.00	993.281829	5.437739	0.001889	5.439628	993.279941
B-11	03/26/07	04/24/07	A-Act/360	45660LWZ8	13,269,015.79	993.281824	5.437739	0.001889	5.439628	993.279936
B-X	03/01/07	03/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	1.076506	0.000000	1.076506	0.000000
P-1	03/25/07	04/24/07	A-30/360	45660LYU7	100.00	1,000.000000	3,981,206.200000	0.000000 3,981,206.200000		1,000.000000
P-2	03/25/07	04/24/07	A-30/360	45660LYV5	100.00	1,000.000000	5,260,598.100000	0.000000 5,260,598.100000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	45,456,786.83	260,928,951.29	3,822,265.25	264,751,216.54	310,208,003.37	0.00	0.00	364,902,783.46
1-A-2	262,356,000.00	20,786,116.98	108,720,465.47	1,592,611.53	110,313,077.00	131,099,193.98	0.00	0.00	152,042,923.00
1-A-3A	77,413,000.00	5,730,302.30	32,079,988.22	469,929.55	32,549,917.77	38,280,220.07	0.00	0.00	44,863,082.23
1-A-3B	80,000,000.00	5,809,232.19	33,152,042.37	485,633.73	33,637,676.10	39,446,908.29	0.00	0.00	46,362,323.90
2-A-1A	398,032,000.00	28,398,452.24	165,935,543.51	2,439,529.56	168,375,073.07	196,773,525.31	0.00	0.00	229,656,926.93
2-A-1B	300,000,000.00	23,366,060.20	125,066,987.22	1,838,693.54	126,905,680.76	150,271,740.96	0.00	0.00	173,094,319.24
2-A-2A	50,000,000.00	3,616,057.90	20,844,497.87	306,448.92	21,150,946.79	24,767,004.69	0.00	0.00	28,849,053.21
2-A-2B	65,846,000.00	4,694,206.77	27,450,536.14	403,568.72	27,854,104.86	32,548,311.63	0.00	0.00	37,991,895.14
2-A-2C	175,000,000.00	13,216,252.14	72,955,742.56	1,072,571.23	74,028,313.79	87,244,565.93	0.00	0.00	100,971,686.21
2-A-3A	84,508,000.00	6,182,268.44	35,230,536.52	517,947.71	35,748,484.23	41,930,752.67	0.00	0.00	48,759,515.77
2-A-3B	90,000,000.00	6,458,812.84	37,520,096.13	551,608.06	38,071,704.21	44,530,517.05	0.00	0.00	51,928,295.79
1-X	0.00	16,642,075.18	0.00	0.00	0.00	16,642,075.18	0.00	0.00	0.00
2-X	0.00	15,168,731.13	0.00	0.00	0.00	15,168,731.13	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,097,912.03	0.00	81,991.43	81,991.43	1,179,903.46	0.00	0.00	12,119,008.57
B-2	49,300,000.00	4,476,865.61	0.00	331,298.95	331,298.95	4,808,164.56	0.00	0.00	48,968,701.05
B-3	33,764,000.00	3,205,038.82	0.00	226,896.10	226,896.10	3,431,934.92	0.00	0.00	33,537,103.90
B-4	14,470,000.00	1,387,855.36	0.00	97,239.25	97,239.25	1,485,094.61	0.00	0.00	14,372,760.75
B-5	13,264,000.00	1,302,758.52	0.00	89,134.87	89,134.87	1,391,893.39	0.00	0.00	13,174,865.13
B-6	10,853,000.00	1,096,332.85	0.00	72,932.80	72,932.80	1,169,265.65	0.00	0.00	10,780,067.20
B-7	9,647,000.00	965,787.89	0.00	64,828.41	64,828.41	1,030,616.30	0.00	0.00	9,582,171.59
B-8	7,235,000.00	711,757.64	0.00	48,619.65	48,619.65	760,377.29	0.00	0.00	7,186,380.35
B-9	16,882,000.00	1,660,800.67	0.00	113,448.05	113,448.05	1,774,248.72	0.00	0.00	16,768,551.95
B-10	18,088,000.00	1,779,443.35	0.00	121,552.43	121,552.43	1,900,995.78	0.00	0.00	17,966,447.57
B-11	13,269,015.79	1,305,366.08	0.00	89,168.48	89,168.50	1,394,534.59	0.02	0.00	13,179,847.15
B-X	0.00	2,113,244.91	0.00	0.00	0.00	2,113,244.91	0.00	0.00	0.00
P-1	100.00	8,788,678.93	0.00	0.00	0.00	8,788,678.93	0.00	0.00	100.00
P-2	100.00	5,717,416.51	0.00	0.00	0.00	5,717,416.51	0.00	0.00	100.00

Total	2,411,782,315.79231,273,163.78		919,885,469.61	14,837,935.91	934,723,405.56	1,165,996,569.35	0.02	0.00	1,477,058,910.09

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63000%	376,127,803.92	1,764,666.28	155.35	0.00	0.00	1,764,510.93	1,764,510.93	0.00
1-A-2	6.13000%	156,720,017.83	800,578.09	70.48	0.00	0.00	800,507.61	800,507.62	0.00
1-A-3A	5.76000%	46,243,145.74	221,967.10	19.54	0.00	0.00	221,947.56	221,947.56	0.00
1-A-3B	5.66000%	47,788,506.59	225,402.46	19.84	0.00	0.00	225,382.62	225,382.61	0.00
2-A-1A	5.63000%	241,356,086.09	1,132,362.30	99.68	0.00	0.00	1,132,262.62	1,132,262.62	0.00
2-A-1B	6.10000%	181,912,071.96	924,719.70	81.40	0.00	0.00	924,638.30	924,638.29	0.00
2-A-2A	5.70000%	30,318,678.66	144,013.72	12.68	0.00	0.00	144,001.04	144,001.05	0.00
2-A-2B	6.38300%	39,927,274.29	212,379.83	18.70	0.00	0.00	212,361.13	212,361.13	0.00
2-A-2C	5.93000%	106,115,375.29	524,386.81	46.16	0.00	0.00	524,340.65	524,340.65	0.00
2-A-3A	5.76000%	51,243,417.92	245,968.41	21.65	0.00	0.00	245,946.76	245,946.75	0.00
2-A-3B	5.66000%	54,573,621.62	257,405.58	22.66	0.00	0.00	257,382.92	257,382.92	0.00
1-X	0.00000%	0.00	984,647.60	86.68	0.00	0.00	984,560.92	984,560.92	0.00
2-X	0.00000%	0.00	967,408.44	85.16	0.00	0.00	967,323.28	967,323.31	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90000%	12,119,031.61	59,585.24	5.25	0.00	0.00	59,579.99	59,579.99	0.00
B-2	5.95000%	48,968,794.17	242,803.60	21.37	0.00	0.00	242,782.23	242,782.23	0.00
B-3	6.20000%	33,537,167.67	173,275.37	15.25	0.00	0.00	173,260.12	173,260.11	0.00
B-4	6.26000%	14,372,788.08	74,978.04	6.60	0.00	0.00	74,971.44	74,971.44	0.00
B-5	6.40000%	13,174,890.18	70,266.08	6.19	0.00	0.00	70,259.89	70,259.90	0.00
B-6	6.57000%	10,780,087.70	59,020.98	5.20	0.00	0.00	59,015.78	59,015.78	0.00
B-7	6.57000%	9,582,189.81	52,462.49	4.62	0.00	0.00	52,457.87	52,457.87	0.00
B-8	6.57000%	7,186,394.02	39,345.51	3.46	0.00	0.00	39,342.05	39,342.04	0.00
B-9	6.57000%	16,768,583.84	91,808.00	8.08	0.00	0.00	91,799.92	91,799.91	0.00
B-10	6.57000%	17,966,481.73	98,366.49	8.66	0.00	0.00	98,357.83	98,357.83	0.00
B-11	6.57000%	13,179,872.21	72,159.80	6.35	0.00	0.00	72,153.45	72,153.45	0.00
B-X	0.00000%	0.00	214,214.56	18.86	0.02	0.00	214,195.72	214,195.70	0.02
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	398,120.62	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	526,059.81	0.00

Total		1,529,962,480.93	9,654,192.48	849.87	0.02	0.00	9,653,342.63	10,577,523.04	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	984,560.92	0.00	984,560.92	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	967,323.28	0.00	967,323.28	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	214,195.70	0.00	214,195.70	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,166,079.90	0.00	2,166,079.90	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face-

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	03/01/07	03/30/07	A-30/360	1,049,423,000.00		597.356332	0.938193	0.000000	0.938193	579.529048
2-X-IO	03/01/07	03/30/07	A-30/360	1,163,386,000.00		606.373573	0.831472	0.000000	0.831472	576.981064
B-X-IO	03/01/07	03/30/07	A-30/360	198,973,015.00		993.281833	1.076506	0.000000	1.076506	993.279944
1-X-PO	03/01/07	03/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	03/01/07	03/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	03/01/07	03/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	03/01/07	03/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	16,642,054.58	0.00	0.00	0.00	16,642,075.18	0.00	0.00	0.00
2-X-IO	0.00	15,168,731.10	0.00	0.00	0.00	15,168,731.10	0.00	0.00	0.00
B-X-IO	0.00	2,113,244.89	0.00	0.00	0.00	2,113,244.89	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	33,924,030.57	0.00	0.00	0.00	33,924,051.17	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.88486%	626,879,474.08	984,647.60	86.68	0.00	0.00	984,560.92	984,560.92	0.00
2-X-IO	1.64561%	705,446,525.83	967,408.44	85.16	0.00	0.00	967,323.28	967,323.28	0.00
B-X-IO	1.30066%	197,636,281.02	214,214.56	18.86	0.02	0.00	214,195.72	214,195.70	0.02
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,529,962,280.93	2,166,270.60	190.70	0.02	0.00	2,166,079.92	2,166,079.90	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	34,195,154.02	18,708,416.82	52,903,570.84
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	34,195,154.02	18,708,416.82	52,903,570.84
Interest Collections	5,115,696.55	4,648,069.70	9,763,766.24
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	526,059.81	398,120.62	924,180.43
Interest Fees	(52,521.92)	(49,371.52)	(110,423.63)
TOTAL NET INTEREST	5,589,234.44	4,996,818.80	10,577,523.06
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	39,784,388.46	23,705,235.62	63,481,093.90

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,496.47	425.37	2,921.84
Curtailments	(1,867,641.85)	(1,675,789.56)	(3,543,431.41)
Prepayments In Full	36,060,299.40	20,383,781.01	56,444,080.41
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,496.47)	(425.37)	(2,921.84)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,496.47	425.37	2,921.84
TOTAL PRINCIPAL COLLECTED	34,195,154.02	18,708,416.82	52,903,570.84

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	5,316,432.42	4,825,040.95	10,141,473.37
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(32,570.41)	(15,997.26)	(48,567.67)
Delinquent Interest	(4,225,220.24)	(3,777,179.30)	(8,002,399.54)
Compensating Interest	32,570.41	15,997.26	48,567.67
Civil Relief Act Shortfalls	0.00	(849.87)	(849.87)
Interest Advanced	4,024,484.37	3,601,057.92	7,625,542.29
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	5,115,696.55	4,648,069.70	9,763,766.24

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	526,059.81	398,120.62	924,180.43
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	526,059.81	398,120.62	924,180.43

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	52,184.70	49,071.26	101,255.96
Class 1-A-3B Ambac Premium			3,982.38
Class 2-A-3B Ambac Premium			4,547.80
Trustee Fees	337.23	300.26	637.49
TOTAL INTEREST FEES	52,521.92	49,371.52	110,423.63

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,982.38
Class 2-A-3B Ambac Premium			4,547.80

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,595	3,007	4,602
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(66)	(88)	(154)
Repurchases	0	0	0
Liquidations	0	0	0
Current	1,529	2,919	4,448
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	809,345,811.20	720,616,469.73	1,529,962,280.93
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,496.47)	(425.37)	(2,921.84)
Partial Prepayments	1,867,641.85	1,675,789.56	3,543,431.41
Full Voluntary Prepayments	(36,060,299.40)	(20,383,781.01)	(56,444,080.41)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	775,150,657.18	701,908,052.91	1,477,058,710.09

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.83094%	7.98652%	7.90458%
Weighted Average Coupon Current	7.88256%	8.03486%	7.95429%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	340	341	341
Weighted Average Months to Maturity Current	339	340	340
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	340	341	341
Weighted Avg Remaining Amortization Term Current	339	340	340
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	19.42	19.23	19.33
Weighted Average Seasoning Current	20.41	20.22	20.32

Weighted Average Coupon by Groups

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total Weighted Average Coupon

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-05
Nov-05
May-06
Nov-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
May-05
Nov-05
May-06
Nov-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.89948%	3.05489%	2.97304%
Weighted Average Margin Current	2.90233%	3.05384%	2.97369%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.03132%	8.85110%	8.94602%
Weighted Average Max Rate Current	9.04126%	8.85190%	8.95207%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	52,184.70	49,071.26	101,255.96
Delinquent Servicing Fees	200,735.87	176,121.38	376,857.25
TOTAL SERVICING FEES	252,920.57	225,192.65	478,113.22

Total Servicing Fees	252,920.57	225,192.65	478,113.22
Compensating Interest	(32,570.41)	(15,997.26)	(48,567.67)
Delinquent Servicing Fees	(200,735.87)	(176,121.38)	(376,857.25)
COLLECTED SERVICING FEES	19,614.29	33,074.01	52,688.30
Total Advanced Interest	4,024,484.37	3,601,057.92	7,625,542.29
Total Advanced Principal	2,496.47	425.37	2,921.84
Aggregate Advances with respect to this Distribution	4,026,980.84	3,601,483.29	7,628,464.13

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	32,570.41	15,997.26	48,567.67
Compensating Interest	(32,570.41)	(15,997.26)	(48,567.67)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.507062%	7.659355%	7.578793%
Current Deferred Interest	2,598,934.13	2,381,922.99	4,980,857.12
Cumulative Deferred Interest	2,598,934.13	2,381,922.99	4,980,857.12
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		37,269,040.53	15,458,037.73	7,030,265.95	59,757,344.21
	% Balance		2.52%	1.05%	0.48%	4.05%
	# Loans		115	41	21	177
	% # Loans		2.59%	0.92%	0.47%	3.98%

FORECLOSURE	Balance	0.00	0.00	0.00	17,828,743.73	17,828,743.73
	% Balance	0.00%	0.00%	0.00%	1.21%	1.21%
	# Loans	0	0	0	47	47
	% # Loans	0.00%	0.00%	0.00%	1.06%	1.06%

BANKRUPTCY	Balance	3,052,368.61	325,659.06	292,436.10	763,892.91	4,434,356.68
	% Balance	0.21%	0.02%	0.02%	0.05%	0.30%
	# Loans	7	1	1	3	12
	% # Loans	0.16%	0.02%	0.02%	0.07%	0.27%

REO	Balance	0.00	0.00	0.00	1,138,472.28	1,138,472.28
	% Balance	0.00%	0.00%	0.00%	0.08%	0.08%
	# Loans	0	0	0	4	4
	% # Loans	0.00%	0.00%	0.00%	0.09%	0.09%

TOTAL	Balance	3,052,368.61	37,594,699.59	15,750,473.83	26,761,374.87	83,158,916.90
	% Balance	0.21%	2.55%	1.07%	1.81%	5.63%
	# Loans	7	116	42	75	240
	% # Loans	0.16%	2.61%	0.94%	1.69%	5.40%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		18,866,116.31	5,402,161.24	3,900,400.64	28,168,678.19
	% Balance		2.69%	0.77%	0.56%	4.01%
	# Loans		77	21	14	112
	% # Loans		2.64%	0.72%	0.48%	3.84%

FORECLOSURE	Balance	0.00	0.00	0.00	6,304,611.48	6,304,611.48
	% Balance	0.00%	0.00%	0.00%	0.90%	0.90%
	# Loans	0	0	0	26	26
	% # Loans	0.00%	0.00%	0.00%	0.89%	0.89%

BANKRUPTCY	Balance	346,188.18	325,659.06	292,436.10	763,892.91	1,728,176.25
	% Balance	0.05%	0.05%	0.04%	0.11%	0.25%
	# Loans	1	1	1	3	6
	% # Loans	0.03%	0.03%	0.03%	0.10%	0.21%

REO	Balance	0.00	0.00	0.00	699,567.07	699,567.07
	% Balance	0.00%	0.00%	0.00%	0.10%	0.10%
	# Loans	0	0	0	3	3
	% # Loans	0.00%	0.00%	0.00%	0.10%	0.10%

TOTAL	Balance	346,188.18	19,191,775.37	5,694,597.34	11,668,472.10	36,901,032.99
	% Balance	0.05%	2.73%	0.81%	1.66%	5.26%
	# Loans	1	78	22	46	147
	% # Loans	0.03%	2.67%	0.75%	1.58%	5.04%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		18,402,924.22	10,055,876.49	3,129,865.31	31,588,666.02
	% Balance		2.37%	1.30%	0.40%	4.08%
	# Loans		38	20	7	65
	% # Loans		2.49%	1.31%	0.46%	4.25%

FORECLOSURE	Balance	0.00	0.00	0.00	11,524,132.25	11,524,132.25
	% Balance	0.00%	0.00%	0.00%	1.49%	1.49%
	# Loans	0	0	0	21	21
	% # Loans	0.00%	0.00%	0.00%	1.37%	1.37%

BANKRUPTCY	Balance	2,706,180.43	0.00	0.00	0.00	2,706,180.43
	% Balance	0.35%	0.00%	0.00%	0.00%	0.35%
	# Loans	6	0	0	0	6
	% # Loans	0.39%	0.00%	0.00%	0.00%	0.39%

REO	Balance	0.00	0.00	0.00	438,905.21	438,905.21
	% Balance	0.00%	0.00%	0.00%	0.06%	0.06%
	# Loans	0	0	0	1	1
	% # Loans	0.00%	0.00%	0.00%	0.07%	0.07%

TOTAL	Balance	2,706,180.43	18,402,924.22	10,055,876.49	15,092,902.77	46,257,883.91
	% Balance	0.35%	2.37%	1.30%	1.95%	5.97%
	# Loans	6	38	20	29	93
	% # Loans	0.39%	2.49%	1.31%	1.90%	6.08%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution
REO Report
Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
Became REO Property this Period:
121713653	2	636,000.00	438,905.21	01-Jul-2006	7.983%	CA - 80.00%	360	01-Sep-2005
TOTAL		636,000.00	438,905.21
Became REO Property in a Prior Period:
121277360	1	191,100.00	200,139.74	01-Aug-2006	7.883%	TX - 70.78%	360	01-Sep-2005
121604301	1	180,000.00	188,668.05	01-Nov-2005	7.933%	FL - 80.00%	360	01-Sep-2005
121784112	1	296,000.00	310,759.28	01-Jan-2006	8.033%	GA - 80.00%	360	01-Sep-2005
TOTAL		667,100.00	699,567.07

TOTAL		1,303,100.00	1,138,472.28

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
121320960	2	385,600.00	403,726.48	01-Nov-2006	7.983%	FL - 80.00%	360	01-Aug-2005
121476894	1	447,850.00	468,678.34	01-Nov-2006	8.333%	NY - 65.00%	360	01-Aug-2005
121484136	2	420,000.00	441,963.68	01-Oct-2006	8.083%	CA - 80.00%	360	01-Aug-2005
121488896	1	462,000.00	484,320.61	01-Nov-2006	8.433%	NY - 56.00%	360	01-Aug-2005
121490232	2	456,000.00	473,007.99	01-Nov-2006	7.833%	CA - 80.00%	360	01-Aug-2005
121497545	1	90,200.00	94,998.48	01-Oct-2006	8.133%	MI - 78.44%	360	01-Aug-2005
121507232	1	276,000.00	290,137.20	01-Nov-2006	8.233%	FL - 80.00%	360	01-Sep-2005
121673152	2	408,750.00	428,789.66	01-Jun-2006	8.083%	CA - 75.00%	360	01-Oct-2005
121690974	1	260,800.00	273,085.33	01-Nov-2006	7.883%	AZ - 80.00%	360	01-Sep-2005
121704778	2	360,000.00	378,459.23	01-Nov-2006	8.133%	WA - 79.47%	360	01-Sep-2005
121775582	2	650,000.00	682,264.70	01-Dec-2005	8.500%	VA - 78.79%	360	01-Aug-2005
121809245	2	464,000.00	472,433.33	01-Nov-2006	7.733%	NY - 80.00%	360	01-Oct-2005
TOTAL		4,681,200.00	4,891,865.03

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	632,558.45	01-Aug-2006	7.875%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	115,185.76	01-Aug-2006	8.375%	OK - 80.00%	360	01-Mar-2005
121268870	1	318,750.00	339,241.48	01-Jul-2006	8.633%	CA - 75.00%	360	01-Jul-2005
121366767	1	332,792.00	348,095.77	01-Jul-2006	7.933%	CA - 79.81%	360	01-Aug-2005
121456779	2	500,000.00	519,723.88	01-Sep-2006	8.283%	NY - 70.92%	360	01-Sep-2005
121474102	1	244,800.00	259,149.50	01-Sep-2006	8.433%	FL - 80.00%	360	01-Aug-2005
121487498	2	500,000.00	528,312.65	01-Jul-2006	8.333%	CA - 74.07%	360	01-Aug-2005
121500221	1	321,750.00	339,447.76	01-Sep-2006	8.233%	CA - 75.00%	360	01-Aug-2005
121516238	1	157,000.00	163,721.14	01-Sep-2006	8.133%	GA - 94.01%	360	01-Aug-2005
121523429	1	79,000.00	81,396.65	01-Apr-2006	8.433%	PA - 69.91%	360	01-Aug-2005
121539993	2	900,000.00	942,921.70	01-Sep-2006	7.933%	CT - 75.00%	360	01-Sep-2005
121555840	2	704,000.00	743,065.64	01-May-2006	8.283%	NJ - 80.00%	360	01-Aug-2005
121557261	1	175,750.00	182,834.93	01-Aug-2006	8.033%	MI - 95.00%	360	01-Sep-2005
121567353	1	264,000.00	278,672.96	01-Oct-2006	8.250%	CA - 80.00%	360	01-Jul-2005
121569030	1	343,200.00	354,468.74	01-Sep-2006	7.033%	CA - 80.00%	360	01-Aug-2005
121581957	1	93,750.00	98,001.00	01-Sep-2006	7.783%	OH - 75.00%	360	01-Sep-2005
121593597	2	628,000.00	648,141.86	01-May-2006	6.983%	FL - 80.00%	360	01-Sep-2005
121599975	1	120,000.00	126,492.03	01-Jun-2006	8.183%	FL - 80.00%	360	01-Aug-2005
121602388	2	567,000.00	592,570.84	01-Oct-2006	7.683%	NJ - 70.00%	360	01-Aug-2005
121611507	2	450,000.00	470,520.43	01-Jul-2006	7.783%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	197,672.55	01-Jun-2006	8.233%	NJ - 80.00%	360	01-Oct-2005
121613455	1	110,000.00	114,809.22	01-Aug-2006	8.233%	MA - 52.38%	360	01-Sep-2005
121636615	1	124,000.00	131,039.61	01-Oct-2006	8.333%	FL - 80.00%	360	01-Aug-2005
121649721	2	508,000.00	519,474.36	01-Oct-2006	8.033%	CA - 80.00%	360	01-Oct-2005
121664846	2	393,750.00	413,191.59	01-Aug-2006	8.133%	CA - 75.00%	360	01-Sep-2005
121674043	2	365,250.00	384,646.44	01-Aug-2006	8.233%	FL - 75.00%	360	01-Sep-2005
121677422	1	279,950.00	293,574.07	01-Jul-2006	7.983%	FL - 79.99%	360	01-Sep-2005
121698556	2	910,000.00	950,949.97	01-Apr-2006	7.833%	NJ - 70.00%	360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121707105	1	162,000.00	170,050.59	01-Sep-2006	8.133%	NY - 74.83%	360	01-Oct-2005
121717716	1	348,000.00	364,216.88	01-Aug-2006	8.500%	CA - 80.00%	360	01-Aug-2005
121751049	1	353,000.00	371,144.71	01-Aug-2006	8.133%	CA - 80.00%	360	01-Sep-2005
121776468	2	463,000.00	484,901.56	01-Aug-2006	7.883%	NY - 67.59%	360	01-Sep-2005
121783771	1	205,000.00	214,885.17	01-Mar-2006	8.033%	FL - 72.70%	360	01-Oct-2005
121795014	1	143,100.00	149,291.00	01-Aug-2006	8.283%	MI - 90.00%	360	01-Oct-2005
121874119	2	397,500.00	412,507.81	01-Sep-2006	8.033%	CA - 75.00%	360	01-Oct-2005
TOTAL		12,362,142.00	12,936,878.70

TOTAL		17,043,342.00	17,828,743.73

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	66	88	154
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	66	88	154
Curtailments Amount	(1,867,641.85)	(1,675,789.56)	(3,543,431.41)
Paid in Full Balance	36,060,299.40	20,383,781.01	56,444,080.41
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	34,192,657.55	18,707,991.45	52,900,649.00
Cumulative

Number of Paid in Full Loans	1,015	1,935	2,950
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,026	1,960	2,986
Paid in Full Balance	520,465,586.20	467,269,874.33	987,735,460.53
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(35,461,646.24)	(32,388,344.67)	(67,849,990.91)
Total Prepayment Amount	492,373,424.62	441,319,848.53	933,693,273.15

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	4.22%	2.60%	3.46%
3 Months Avg SMM	3.84%	3.55%	3.70%
12 Months Avg SMM	3.35%	3.42%	3.38%
Avg SMM Since Cut-off	2.55%	2.53%	2.55%

CPR	40.43%	27.07%	34.44%
3 Months Avg CPR	37.47%	35.23%	36.42%
12 Months Avg CPR	33.58%	34.10%	33.83%
Avg CPR Since Cut-off	26.70%	26.52%	26.61%

PSA	990.46%	669.27%	847.52%
3 Months Avg PSA Approximation	964.82%	916.24%	942.15%
12 Months Avg PSA Approximation	1,123.00%	1,156.36%	1,138.80%
Avg PSA Since Cut-off Approximation	1,163.44%	1,178.06%	1,170.36%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total CPR
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PSA by Groups
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total PSA
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-05
Nov-05
May-06
Nov-06

IndyMac INDX Mortgage Loan Trust		2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007	Distribution

CPR Avg since Cut-Off by Groups
28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total CPR Avg since Cut-Off
28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PSA Avg since Cut-Off by Groups
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total PSA Avg since Cut-Off
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	4.22%	2.60%	3.46%
3 Months Avg SMM	3.84%	3.55%	3.70%
12 Months Avg SMM	3.35%	3.42%	3.38%
Avg SMM Since Cut-off	2.55%	2.53%	2.55%

CPR	40.43%	27.07%	34.44%
3 Months Avg CPR	37.47%	35.23%	36.42%
12 Months Avg CPR	33.58%	34.10%	33.83%
Avg CPR Since Cut-off	26.70%	26.52%	26.61%

PSA	990.46%	669.27%	847.52%
3 Months Avg PSA Approximation	964.82%	916.24%	942.15%
12 Months Avg PSA Approximation	1,123.00%	1,156.36%	1,138.80%
Avg PSA Since Cut-off Approximation	1,163.44%	1,178.06%	1,170.36%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-05
Nov-05
May-06
Nov-06

IndyMac INDX Mortgage Loan Trust		2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007	Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120388807	2		1,500,000.00	1,556,352.72	11-Apr-2007	7.283%	CA - 65.22%	Paid Off - 360	01-Apr-2005
120394028	2		370,000.00	366,176.22	01-Apr-2007	6.883%	CA - 37.38%	Paid Off - 360	01-May-2005
120940940	2		422,000.00	423,711.17	26-Mar-2007	7.733%	CA - 79.62%	Paid Off - 360	01-Apr-2005
121230748	2		413,374.00	431,667.12	06-Apr-2007	7.833%	MI - 50.41%	Paid Off - 360	01-Aug-2005
121274076	1		112,800.00	112,926.89	29-Mar-2007	7.733%	AZ - 80.00%	Paid Off - 360	01-Aug-2005
121319413	1		359,000.00	372,406.00	21-Mar-2007	8.033%	FL - 87.47%	Paid Off - 360	01-Sep-2005
121342623	1		260,000.00	268,241.75	12-Apr-2007	7.625%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121344276	2		396,000.00	413,385.91	01-Apr-2007	7.883%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121349245	1		342,805.00	360,080.87	09-Apr-2007	8.183%	CA - 65.80%	Paid Off - 360	01-Aug-2005
121363078	1		104,000.00	109,050.13	21-Mar-2007	8.233%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121365563	1		250,000.00	248,777.68	13-Apr-2007	7.833%	CA - 46.04%	Paid Off - 360	01-Aug-2005
121366009	2		465,000.00	484,871.27	05-Apr-2007	7.733%	CA - 74.40%	Paid Off - 360	01-Aug-2005
121367207	1		330,000.00	344,656.97	27-Mar-2007	7.833%	CA - 69.47%	Paid Off - 360	01-Aug-2005
121372748	2		366,400.00	379,071.64	10-Apr-2007	7.833%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121383880	2		368,000.00	381,273.36	10-Apr-2007	7.633%	NJ - 72.16%	Paid Off - 360	01-Aug-2005
121391362	2		561,600.00	566,113.79	10-Apr-2007	7.783%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121406201	1		55,000.00	53,630.48	04-Apr-2007	8.458%	CT - 28.35%	Paid Off - 360	01-Sep-2005
121409460	1		270,000.00	280,537.65	30-Mar-2007	7.783%	NJ - 57.82%	Paid Off - 360	01-Aug-2005
121413222	1		335,000.00	352,168.91	29-Mar-2007	8.233%	NJ - 77.01%	Paid Off - 360	01-Aug-2005
121415699	2		400,000.00	412,918.16	09-Mar-2007	7.433%	CA - 54.05%	Paid Off - 360	01-Aug-2005
121422010	2		400,000.00	412,122.99	01-Apr-2007	7.033%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121425105	1		135,000.00	140,230.02	03-Apr-2007	8.183%	AZ - 69.23%	Paid Off - 360	01-Aug-2005
121440546	1		191,000.00	194,437.32	03-Apr-2007	8.433%	NY - 47.16%	Paid Off - 360	01-Sep-2005
121442019	1		180,000.00	189,529.95	09-Apr-2007	8.333%	WA - 75.00%	Paid Off - 360	01-Aug-2005
121444024	1		160,000.00	167,543.33	19-Mar-2007	8.033%	OR - 80.00%	Paid Off - 360	01-Aug-2005
121445840	1		359,650.00	376,728.91	28-Mar-2007	8.233%	CA - 63.10%	Paid Off - 360	01-Aug-2005
121450516	1		135,000.00	133,943.93	27-Mar-2007	8.033%	FL - 45.00%	Paid Off - 360	01-Aug-2005
121456275	1		205,500.00	215,330.26	04-Apr-2007	8.033%	CA - 57.08%	Paid Off - 360	01-Aug-2005
121458483	1		200,000.00	205,910.38	19-Mar-2007	7.833%	NJ - 58.82%	Paid Off - 360	01-Aug-2005
121459982	1		161,000.00	167,392.65	09-Apr-2007	7.833%	MN - 64.40%	Paid Off - 360	01-Sep-2005
121460708	2		595,000.00	616,397.62	05-Apr-2007	7.333%	CA - 47.60%	Paid Off - 360	01-Aug-2005
121469046	1		128,000.00	125,411.42	01-Apr-2007	7.633%	KS - 75.29%	Paid Off - 360	01-Aug-2005
121472945	2		430,000.00	450,546.90	04-Apr-2007	8.033%	CA - 74.14%	Paid Off - 360	01-Aug-2005
121475346	1		236,000.00	247,691.29	03-Apr-2007	8.233%	NJ - 67.62%	Paid Off - 360	01-Sep-2005
121487475	2		364,800.00	370,920.89	03-Apr-2007	7.733%	NJ - 60.00%	Paid Off - 360	01-Sep-2005
121490195	2		735,000.00	761,435.46	30-Mar-2007	7.333%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121490492	2		448,000.00	463,717.46	02-Apr-2007	7.533%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121492326	1		200,000.00	205,906.87	06-Apr-2007	7.633%	WI - 80.00%	Paid Off - 360	01-Aug-2005
121494569	2		385,000.00	400,115.51	20-Mar-2007	7.533%	CA - 59.02%	Paid Off - 360	01-Aug-2005
121498350	1		170,247.00	174,599.43	01-Apr-2007	7.383%	NV - 79.19%	Paid Off - 360	01-Jul-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number				Original			Current	State &	Type Prepayment	First
	&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group			Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121498766		1		248,000.00	256,081.29	01-Apr-2007	7.833%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121505548		1		268,800.00	282,042.17	03-Apr-2007	8.000%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121511446		1		160,000.00	160,681.44	30-Mar-2007	8.033%	CA - 47.76%	Paid Off - 360	01-Aug-2005
121512692		1		260,000.00	271,832.96	30-Mar-2007	7.983%	CA - 74.29%	Paid Off - 360	01-Sep-2005
121514353		2		360,000.00	368,804.57	30-Mar-2007	7.583%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121514434		1		300,000.00	313,329.58	16-Mar-2007	7.833%	CA - 68.97%	Paid Off - 360	01-Aug-2005
121515095		1		166,400.00	171,330.71	21-Mar-2007	8.133%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121520052		1		136,000.00	142,489.78	30-Mar-2007	8.233%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121520756		2		400,000.00	328,386.42	06-Apr-2007	7.683%	NJ - 50.63%	Paid Off - 360	01-Sep-2005
121521025		1		219,200.00	229,312.41	05-Apr-2007	7.933%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121522680		1	FCL	261,600.00	276,040.20	15-Mar-2007	8.583%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121528963		1		192,000.00	195,929.24	20-Mar-2007	7.833%	CA - 58.06%	Paid Off - 360	01-Aug-2005
121530026		2		412,500.00	420,216.37	12-Apr-2007	8.233%	NY - 75.00%	Paid Off - 360	01-Oct-2005
121531893		2		420,000.00	438,659.25	01-Apr-2007	7.883%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121532493		2		367,920.00	375,105.17	02-Apr-2007	7.683%	PA - 80.00%	Paid Off - 360	01-Aug-2005
121535419		1		348,000.00	362,810.53	01-Apr-2007	7.733%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121535610		2		410,000.00	416,401.18	05-Apr-2007	7.833%	CA - 54.67%	Paid Off - 360	01-Aug-2005
121535626		2		555,000.00	582,022.16	03-Apr-2007	8.083%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121536049		1		320,000.00	332,784.94	19-Mar-2007	7.933%	NY - 71.11%	Paid Off - 360	01-Aug-2005
121536183		2		600,000.00	627,393.82	30-Mar-2007	7.983%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121536309		1		276,000.00	278,384.23	27-Mar-2007	8.233%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121542192		1		138,600.00	145,230.15	15-Mar-2007	8.033%	WA - 52.90%	Paid Off - 360	01-Aug-2005
121550866		1		295,200.00	305,898.13	01-Apr-2007	7.633%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121552953		2		632,800.00	662,531.61	21-Mar-2007	7.983%	FL - 68.41%	Paid Off - 360	01-Aug-2005
121559023		2		536,000.00	534,959.85	30-Mar-2007	7.783%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121559491		1		273,000.00	264,131.48	01-Apr-2007	8.133%	NJ - 71.84%	Paid Off - 360	01-Aug-2005
121559588		1		268,000.00	277,313.92	03-Apr-2007	7.683%	VA - 39.12%	Paid Off - 360	01-Aug-2005
121562560		2		440,000.00	459,250.99	22-Mar-2007	8.233%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121563723		1		184,950.00	191,540.92	23-Mar-2007	7.875%	AZ - 90.00%	Paid Off - 360	01-Jul-2005
121565786		2		397,000.00	411,475.33	11-Apr-2007	7.733%	CA - 58.38%	Paid Off - 360	01-Aug-2005
121569008		2		1,500,000.00	1,564,651.22	20-Mar-2007	7.833%	CA - 50.00%	Paid Off - 360	01-Sep-2005
121574326		2		455,600.00	476,618.06	16-Mar-2007	7.933%	CA - 79.94%	Paid Off - 360	01-Aug-2005
121574813		1		145,000.00	147,834.12	29-Mar-2007	8.033%	CA - 52.73%	Paid Off - 360	01-Sep-2005
121575725		2		492,000.00	512,458.95	16-Mar-2007	8.033%	CA - 59.28%	Paid Off - 360	01-Sep-2005
121577943		2		412,500.00	421,477.71	01-Apr-2007	7.383%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121580234		1		184,672.00	190,176.03	22-Mar-2007	7.583%	CO - 76.31%	Paid Off - 360	01-Aug-2005
121583778		2		518,500.00	520,149.30	13-Apr-2007	8.083%	CA - 72.52%	Paid Off - 360	01-Sep-2005
121586689		1		240,000.00	251,890.10	16-Mar-2007	8.133%	CA - 61.54%	Paid Off - 360	01-Aug-2005
121587337		2		464,000.00	486,195.84	23-Mar-2007	8.033%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121587374		1		145,628.00	145,308.53	28-Mar-2007	7.583%	MI - 79.15%	Paid Off - 360	01-Sep-2005
121587539		1		385,000.00	382,741.34	30-Mar-2007	8.133%	CA - 68.14%	Paid Off - 360	01-Aug-2005
121589502		2		409,700.00	422,220.45	30-Mar-2007	7.833%	CA - 85.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121592357	1		262,500.00	275,832.43	12-Apr-2007	8.333%	MA - 75.00%	Paid Off - 360	01-Aug-2005
121593642	1		311,250.00	325,621.03	03-Apr-2007	8.033%	NJ - 75.00%	Paid Off - 360	01-Sep-2005
121595240	2		750,000.00	770,650.68	05-Apr-2007	7.833%	FL - 60.00%	Paid Off - 360	01-Sep-2005
121597254	2		620,000.00	583,461.28	21-Mar-2007	7.483%	CA - 68.89%	Paid Off - 360	01-Aug-2005
121600600	1		204,000.00	213,842.37	28-Mar-2007	8.233%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121601184	1		113,750.00	118,064.67	12-Apr-2007	7.833%	FL - 65.00%	Paid Off - 360	01-Oct-2005
121602997	2		628,000.00	652,494.78	09-Apr-2007	7.583%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121603003	1		328,000.00	344,986.45	26-Mar-2007	8.383%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121605323	2		536,000.00	534,535.27	01-Apr-2007	7.883%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121607133	2		400,000.00	415,958.03	11-Apr-2007	7.633%	NY - 64.00%	Paid Off - 360	01-Sep-2005
121609869	1		120,000.00	111,523.53	21-Mar-2007	8.233%	CO - 51.84%	Paid Off - 360	01-Aug-2005
121610165	1		120,000.00	110,339.81	21-Mar-2007	8.233%	CO - 51.95%	Paid Off - 360	01-Aug-2005
121617424	1		218,295.00	227,018.99	03-Apr-2007	7.933%	TX - 62.37%	Paid Off - 360	01-Oct-2005
121618275	1		107,500.00	112,642.43	23-Mar-2007	8.033%	CA - 61.78%	Paid Off - 360	01-Aug-2005
121620951	1		72,000.00	75,001.44	21-Mar-2007	8.108%	OK - 80.00%	Paid Off - 360	01-Sep-2005
121621919	2		540,000.00	563,709.02	05-Apr-2007	8.183%	CA - 72.00%	Paid Off - 360	01-Sep-2005
121627298	2		1,466,500.00	1,529,169.11	16-Mar-2007	7.733%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121627325	2		520,000.00	534,219.30	22-Mar-2007	8.133%	CA - 71.72%	Paid Off - 360	01-Aug-2005
121627332	1		230,000.00	239,824.61	01-Apr-2007	7.733%	CA - 34.33%	Paid Off - 360	01-Aug-2005
121627337	2		564,800.00	586,783.30	16-Mar-2007	7.508%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121632538	1		187,500.00	192,062.37	16-Mar-2007	8.133%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121635328	1		221,000.00	215,487.79	11-Apr-2007	8.033%	FL - 75.69%	Paid Off - 360	01-Sep-2005
121635682	1		315,000.00	323,151.03	27-Mar-2007	8.483%	IL - 75.00%	Paid Off - 360	01-Sep-2005
121637590	1		148,500.00	155,624.68	10-Apr-2007	8.333%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121637900	1		180,000.00	184,780.83	03-Apr-2007	8.233%	VA - 73.47%	Paid Off - 360	01-Sep-2005
121639538	2		412,000.00	431,776.53	30-Mar-2007	8.000%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121640197	1		150,000.00	147,982.89	04-Apr-2007	7.933%	MD - 69.12%	Paid Off - 360	01-Sep-2005
121643810	2		600,000.00	628,272.36	05-Apr-2007	8.083%	NY - 70.59%	Paid Off - 360	01-Sep-2005
121644369	2		548,000.00	549,821.51	13-Apr-2007	7.883%	CA - 77.18%	Paid Off - 360	01-Sep-2005
121651535	2		500,000.00	500,559.72	21-Mar-2007	7.933%	NY - 57.80%	Paid Off - 360	01-Sep-2005
121652074	1		254,000.00	265,764.23	21-Mar-2007	8.033%	CA - 58.53%	Paid Off - 360	01-Sep-2005
121654596	1		350,000.00	366,168.87	10-Apr-2007	8.233%	CA - 69.31%	Paid Off - 360	01-Sep-2005
121654888	1		182,000.00	190,979.07	30-Mar-2007	8.233%	FL - 77.12%	Paid Off - 360	01-Sep-2005
121656797	2		442,000.00	462,115.80	12-Apr-2007	7.983%	CA - 67.12%	Paid Off - 360	01-Sep-2005
121664706	2		550,000.00	572,382.59	21-Mar-2007	7.683%	CA - 51.40%	Paid Off - 360	01-Sep-2005
121671370	2		475,000.00	495,472.82	20-Mar-2007	7.833%	CA - 78.51%	Paid Off - 360	01-Sep-2005
121672023	1		224,000.00	231,614.13	13-Apr-2007	7.883%	NM - 70.00%	Paid Off - 360	01-Oct-2005
121672647	1		217,000.00	222,007.98	23-Mar-2007	7.833%	FL - 70.00%	Paid Off - 360	01-Sep-2005
121680086	1		161,000.00	168,438.37	19-Mar-2007	8.133%	FL - 78.54%	Paid Off - 360	01-Oct-2005
121681332	2		440,250.00	460,374.97	16-Mar-2007	8.133%	MD - 75.00%	Paid Off - 360	01-Sep-2005
121694307	1		249,000.00	260,074.21	16-Mar-2007	8.033%	NV - 60.73%	Paid Off - 360	01-Oct-2005
121696426	1		175,000.00	179,827.31	11-Apr-2007	8.250%	CA - 38.46%	Paid Off - 360	01-Jul-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121703543	1		134,000.00	139,982.20	28-Mar-2007	8.033%	FL - 62.33%	Paid Off - 360	01-Oct-2005
121706548	2		441,600.00	463,249.55	30-Mar-2007	8.383%	CA - 76.53%	Paid Off - 360	01-Oct-2005
121714312	1		232,000.00	236,586.60	03-Apr-2007	8.233%	MD - 80.00%	Paid Off - 360	01-Oct-2005
121714665	1		155,000.00	161,719.50	30-Mar-2007	7.883%	NJ - 72.09%	Paid Off - 360	01-Sep-2005
121724051	1		335,250.00	349,302.13	29-Mar-2007	8.000%	MA - 70.88%	Paid Off - 360	01-Sep-2005
121752369	2		400,000.00	402,060.44	02-Apr-2007	7.750%	CA - 78.90%	Paid Off - 360	01-Aug-2005
121753757	1		353,500.00	370,806.29	02-Apr-2007	8.233%	CA - 60.95%	Paid Off - 360	01-Sep-2005
121754863	1		198,000.00	204,320.30	03-Apr-2007	7.133%	NJ - 79.20%	Paid Off - 360	01-Sep-2005
121757294	1		241,000.00	251,149.86	27-Mar-2007	8.233%	CA - 68.86%	Paid Off - 360	01-Sep-2005
121769320	2		398,000.00	415,687.01	02-Apr-2007	7.933%	CA - 63.18%	Paid Off - 360	01-Sep-2005
121774909	1		228,400.00	238,260.22	26-Mar-2007	7.933%	CA - 79.99%	Paid Off - 360	01-Oct-2005
121775600	1		252,000.00	259,195.45	13-Apr-2007	8.033%	HI - 70.00%	Paid Off - 360	01-Oct-2005
121791297	1		297,600.00	310,672.68	16-Mar-2007	7.983%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121795217	2		385,000.00	398,837.64	21-Mar-2007	8.133%	NY - 64.17%	Paid Off - 360	01-Oct-2005
121797008	2		495,000.00	518,620.81	21-Mar-2007	8.233%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121804513	1		327,000.00	342,604.11	02-Apr-2007	8.233%	CA - 62.29%	Paid Off - 360	01-Oct-2005
121809085	1		243,500.00	246,683.13	28-Mar-2007	8.233%	CA - 74.92%	Paid Off - 360	01-Aug-2005
121818064	2		530,000.00	549,300.70	30-Mar-2007	7.883%	CA - 77.37%	Paid Off - 360	01-Oct-2005
121828436	2		512,000.00	522,971.73	16-Mar-2007	7.883%	CA - 75.85%	Paid Off - 360	01-Sep-2005
121828447	2		712,500.00	756,487.61	02-Apr-2007	8.133%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121829606	2		380,000.00	395,463.15	23-Mar-2007	7.625%	CA - 77.39%	Paid Off - 360	01-Aug-2005
121831665	1		237,000.00	242,799.24	20-Mar-2007	7.383%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121831666	2		650,000.00	676,526.67	11-Apr-2007	7.625%	CA - 72.22%	Paid Off - 360	01-Aug-2005
121833161	2		476,000.00	496,302.49	01-Apr-2007	7.933%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121836531	2		650,000.00	675,029.99	04-Apr-2007	7.750%	CA - 72.22%	Paid Off - 360	01-Sep-2005
121836712	1		208,800.00	216,082.75	01-Apr-2007	7.383%	KS - 80.00%	Paid Off - 360	01-Oct-2005
121837099	2		583,000.00	598,228.10	23-Mar-2007	8.458%	VA - 66.63%	Paid Off - 360	01-Oct-2005
121862405	1		355,000.00	371,904.76	10-Apr-2007	7.875%	CA - 62.28%	Paid Off - 360	01-Sep-2005
121869663	1		192,000.00	200,569.28	05-Apr-2007	8.033%	CT - 80.00%	Paid Off - 360	01-Oct-2005
121876082	1		345,000.00	360,233.70	12-Apr-2007	8.033%	CA - 43.13%	Paid Off - 360	01-Oct-2005

TOTAL			54,741,741.00	56,444,080.41

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%

Principal Only Loss Severity Approx for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-Off	0.00%	0.00%	0.00%

Principal & Interest Loss Severity Approx for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-Off	0.00%	0.00%	0.00%

IndyMac INDX Mortgage Loan Trust		2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007	Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
April 25, 2007 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			39,609,809.30
(b) 50% of Aggregate Balance of Sub. Certificates			98,818,140.51

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.0000%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			0.00
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	87.162560%	86.992110%	87.082278%
Next Senior Percentage	86.596288%	86.645410%	86.619631%
Current Subordinate Percentage	12.837440%	13.007890%	12.917722%
Next Subordinate Percentage	13.403712%	13.354590%	13.380369%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			4.983000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 1 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 2 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 3 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 4 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 5 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 6 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 7 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 8 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 9 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 10 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11
Current Scheduled Payments 11 Month Prior	6,587,713.42	6,154,430.84	12,742,144.26

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		20
		9. Prepayment Detail Report		25
		10. Realized Loss Report		29
		11. Realized Loss Detail Report		32
		12. Triggers and Adj. Cert. Report		33
		13. Additional Certificate Report		34
		14. Other Related Information		35

		Total Number of Pages		35

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	May 25, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	April 30, 2007	Factor Information:		(800) 735-7777
	May 24, 2007	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	364,902,783.46	1,711,846.97	13,856,745.25	15,568,592.22	0.00	0.00	351,046,038.21
1-A-2	FLT	262,356,000.00	152,042,923.00	776,615.50	5,773,647.52	6,550,263.02	0.00	0.00	146,269,275.48
1-A-3A	FLT	77,413,000.00	44,863,082.23	215,323.27	1,703,621.70	1,918,944.97	0.00	0.00	43,159,460.53
1-A-3B	FLT	80,000,000.00	46,362,323.90	218,655.80	1,760,553.61	1,979,209.41	0.00	0.00	44,601,770.29
2-A-1A	FLT	398,032,000.00	229,656,926.93	1,077,376.03	6,034,985.44	7,112,361.47	0.00	0.00	223,621,941.49
2-A-1B	FLT	300,000,000.00	173,094,319.24	879,816.33	4,548,618.28	5,428,434.61	0.00	0.00	168,545,700.96
2-A-2A	FLT	50,000,000.00	28,849,053.21	137,020.58	758,103.05	895,123.63	0.00	0.00	28,090,950.16
2-A-2B	FLT	65,846,000.00	37,991,895.14	203,048.26	998,361.06	1,201,409.32	0.00	0.00	36,993,534.08
2-A-2C	FLT	175,000,000.00	100,971,686.21	498,923.17	2,653,360.67	3,152,283.84	0.00	0.00	98,318,325.54
2-A-3A	FLT	84,508,000.00	48,759,515.77	234,024.45	1,281,315.45	1,515,339.90	0.00	0.00	47,478,200.32
2-A-3B	FLT	90,000,000.00	51,928,295.79	244,906.25	1,364,585.49	1,609,491.74	0.00	0.00	50,563,710.30
1-X	CSTR	0.00	0.00	972,386.55	0.00	972,386.55	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	940,891.09	0.00	940,891.09	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,119,008.57	59,579.72	4,824.10	64,403.82	0.00	0.00	12,114,184.47
B-2	SUB	49,300,000.00	48,968,701.05	242,781.12	19,492.50	262,273.62	0.00	0.00	48,949,208.55
B-3	SUB	33,764,000.00	33,537,103.90	173,259.32	13,349.79	186,609.11	0.00	0.00	33,523,754.11
B-4	SUB	14,470,000.00	14,372,760.75	74,971.10	5,721.23	80,692.33	0.00	0.00	14,367,039.52
B-5	SUB	13,264,000.00	13,174,865.13	70,259.58	5,244.39	75,503.97	0.00	0.00	13,169,620.74
B-6	SUB	10,853,000.00	10,780,067.20	59,015.52	4,291.12	63,306.64	0.00	0.00	10,775,776.08
B-7	SUB	9,647,000.00	9,582,171.59	52,457.63	3,814.28	56,271.91	0.00	0.00	9,578,357.31
B-8	SUB	7,235,000.00	7,186,380.35	39,341.86	2,860.61	42,202.47	0.00	0.00	7,183,519.74
B-9	SUB	16,882,000.00	16,768,551.95	91,799.50	6,674.89	98,474.39	0.00	0.00	16,761,877.06
B-10	SUB	18,088,000.00	17,966,447.57	98,357.38	7,151.73	105,509.11	0.00	0.00	17,959,295.84
B-11	SUB	13,269,015.79	13,179,847.15	72,153.12	5,246.36	77,399.48	27,834.82	0.00	13,146,765.97
B-X	CSTR	0.00	0.00	220,166.08	0.00	220,166.08	0.00	0.00	0.00
P-1	SUB	100.00	100.00	506,121.53	0.00	506,121.53	0.00	0.00	100.00
P-2	SUB	100.00	100.00	260,117.15	0.00	260,117.15	0.00	0.00	100.00

Total		2,411,782,315.79	1,477,058,910.09	10,131,214.86	40,812,568.52	50,943,783.38	27,834.82	0.00	1,436,218,506.75

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	04/25/07	05/24/07	A-Act/360	45660LVZ9	629,654,000.00	579.529048	2.718711	22.006920	24.725631	557.522128
1-A-2	04/25/07	05/24/07	A-Act/360	45660LWA3	262,356,000.00	579.529048	2.960159	22.006920	24.967079	557.522128
1-A-3A	04/25/07	05/24/07	A-Act/360	45660LWB1	77,413,000.00	579.529048	2.781487	22.006920	24.788407	557.522128
1-A-3B	04/25/07	05/24/07	A-Act/360	45660LWC9	80,000,000.00	579.529049	2.733198	22.006920	24.740118	557.522129
2-A-1A	04/25/07	05/24/07	A-Act/360	45660LWD7	398,032,000.00	576.981064	2.706757	15.162061	17.868818	561.819003
2-A-1B	04/25/07	05/24/07	A-Act/360	45660LWE5	300,000,000.00	576.981064	2.932721	15.162061	18.094782	561.819003
2-A-2A	04/25/07	05/24/07	A-Act/360	45660LWV7	50,000,000.00	576.981064	2.740412	15.162061	17.902473	561.819003
2-A-2B	04/01/07	04/30/07	A-30/360	45660LWW5	65,846,000.00	576.981064	3.083684	15.162061	18.245745	561.819003
2-A-2C	04/25/07	05/24/07	A-Act/360	45660LWF2	175,000,000.00	576.981064	2.850990	15.162061	18.013051	561.819003
2-A-3A	04/25/07	05/24/07	A-Act/360	45660LWG0	84,508,000.00	576.981064	2.769258	15.162061	17.931319	561.819003
2-A-3B	04/25/07	05/24/07	A-Act/360	45660LWH8	90,000,000.00	576.981064	2.721181	15.162061	17.883242	561.819003
1-X	04/01/07	04/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.926592	0.000000	0.926592	0.000000
2-X	04/01/07	04/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.808752	0.000000	0.808752	0.000000
A-R	04/01/07	04/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	04/25/07	05/24/07	A-Act/360	45660LWJ4	12,201,000.00	993.279942	4.883183	0.395386	5.278569	992.884556
B-2	04/25/07	05/24/07	A-Act/360	45660LWK1	49,300,000.00	993.279940	4.924566	0.395385	5.319952	992.884555
B-3	04/25/07	05/24/07	A-Act/360	45660LWL9	33,764,000.00	993.279940	5.131481	0.395385	5.526866	992.884555
B-4	04/25/07	05/24/07	A-Act/360	45660LWM7	14,470,000.00	993.279941	5.181140	0.395386	5.576526	992.884556
B-5	04/25/07	05/24/07	A-Act/360	45660LWN5	13,264,000.00	993.279940	5.297013	0.395385	5.692398	992.884555
B-6	04/25/07	05/24/07	A-Act/360	45660LWP0	10,853,000.00	993.279941	5.437715	0.395386	5.833101	992.884555
B-7	04/25/07	05/24/07	A-Act/360	45660LWQ8	9,647,000.00	993.279941	5.437714	0.395385	5.833099	992.884556
B-8	04/25/07	05/24/07	A-Act/360	45660LWR6	7,235,000.00	993.279938	5.437714	0.395385	5.833099	992.884553
B-9	04/25/07	05/24/07	A-Act/360	45660LWX3	16,882,000.00	993.279940	5.437715	0.395385	5.833100	992.884555
B-10	04/25/07	05/24/07	A-Act/360	45660LWY1	18,088,000.00	993.279941	5.437715	0.395385	5.833100	992.884556
B-11	04/25/07	05/24/07	A-Act/360	45660LWZ8	13,269,015.79	993.279936	5.437715	0.395384	5.833099	990.786821
B-X	04/01/07	04/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	1.106512	0.000000	1.106512	0.000000
P-1	04/25/07	05/24/07	A-30/360	45660LYU7	100.00	1,000.000000	5,061,215.300000	0.000000 5,061,215.300000		1,000.000000
P-2	04/25/07	05/24/07	A-30/360	45660LYV5	100.00	1,000.000000	2,601,171.500000	0.000000 2,601,171.500000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	47,168,633.80	274,785,456.42	3,822,505.37	278,607,961.79	325,776,595.59	0.00	0.00	351,046,038.21
1-A-2	262,356,000.00	21,562,732.48	114,494,012.94	1,592,711.58	116,086,724.52	137,649,457.00	0.00	0.00	146,269,275.48
1-A-3A	77,413,000.00	5,945,625.57	33,783,580.40	469,959.07	34,253,539.47	40,199,165.04	0.00	0.00	43,159,460.53
1-A-3B	80,000,000.00	6,027,887.99	34,912,565.47	485,664.24	35,398,229.71	41,426,117.70	0.00	0.00	44,601,770.29
2-A-1A	398,032,000.00	29,475,828.27	171,969,785.88	2,440,272.63	174,410,058.51	203,885,886.78	0.00	0.00	223,621,941.49
2-A-1B	300,000,000.00	24,245,876.53	129,615,045.44	1,839,253.60	131,454,299.04	155,700,175.57	0.00	0.00	168,545,700.96
2-A-2A	50,000,000.00	3,753,078.48	21,602,507.57	306,542.27	21,909,049.84	25,662,128.32	0.00	0.00	28,090,950.16
2-A-2B	65,846,000.00	4,897,255.03	28,448,774.28	403,691.64	28,852,465.92	33,749,720.95	0.00	0.00	36,993,534.08
2-A-2C	175,000,000.00	13,715,175.31	75,608,776.53	1,072,897.93	76,681,674.46	90,396,849.77	0.00	0.00	98,318,325.54
2-A-3A	84,508,000.00	6,416,292.89	36,511,694.20	518,105.48	37,029,799.68	43,446,092.57	0.00	0.00	47,478,200.32
2-A-3B	90,000,000.00	6,703,719.09	38,884,513.60	551,776.08	39,436,289.70	46,140,008.79	0.00	0.00	50,563,710.30
1-X	0.00	17,614,461.73	0.00	0.00	0.00	17,614,461.73	0.00	0.00	0.00
2-X	0.00	16,109,622.22	0.00	0.00	0.00	16,109,622.22	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,157,491.75	4,799.70	82,015.83	86,815.53	1,244,307.28	0.00	0.00	12,114,184.47
B-2	49,300,000.00	4,719,646.73	19,393.92	331,397.53	350,791.45	5,070,438.18	0.00	0.00	48,949,208.55
B-3	33,764,000.00	3,378,298.14	13,282.28	226,963.61	240,245.89	3,618,544.03	0.00	0.00	33,523,754.11
B-4	14,470,000.00	1,462,826.46	5,692.30	97,268.18	102,960.48	1,565,786.94	0.00	0.00	14,367,039.52
B-5	13,264,000.00	1,373,018.10	5,217.87	89,161.39	94,379.26	1,467,397.36	0.00	0.00	13,169,620.74
B-6	10,853,000.00	1,155,348.37	4,269.42	72,954.50	77,223.92	1,232,572.29	0.00	0.00	10,775,776.08
B-7	9,647,000.00	1,018,245.52	3,794.99	64,847.70	68,642.69	1,086,888.21	0.00	0.00	9,578,357.31
B-8	7,235,000.00	751,099.50	2,846.14	48,634.12	51,480.26	802,579.76	0.00	0.00	7,183,519.74
B-9	16,882,000.00	1,752,600.17	6,641.13	113,481.81	120,122.94	1,872,723.11	0.00	0.00	16,761,877.06
B-10	18,088,000.00	1,877,800.73	7,115.56	121,588.60	128,704.16	2,006,504.89	0.00	0.00	17,959,295.84
B-11	13,269,015.79	1,377,519.20	5,219.83	89,195.01	94,414.86	1,471,934.07	27,834.84	0.00	13,146,765.97
B-X	0.00	2,333,410.99	0.00	0.00	0.00	2,333,410.99	0.00	0.00	0.00
P-1	100.00	9,294,800.46	0.00	0.00	0.00	9,294,800.46	0.00	0.00	100.00
P-2	100.00	5,977,533.66	0.00	0.00	0.00	5,977,533.66	0.00	0.00	100.00

Total	2,411,782,315.79	241,404,378.64	960,695,068.18	14,840,905.86	975,535,974.08	1,216,940,352.73	27,834.84	0.00	1,436,218,506.75

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63000%	364,902,783.46	1,712,002.23	155.26	0.00	0.00	1,711,846.97	1,711,846.97	0.00
1-A-2	6.13000%	152,042,923.00	776,685.93	70.44	0.00	0.00	776,615.49	776,615.50	0.00
1-A-3A	5.76000%	44,863,082.23	215,342.79	19.53	0.00	0.00	215,323.26	215,323.27	0.00
1-A-3B	5.66000%	46,362,323.90	218,675.63	19.83	0.00	0.00	218,655.80	218,655.80	0.00
2-A-1A	5.63000%	229,656,926.93	1,077,473.75	97.71	0.00	0.00	1,077,376.04	1,077,376.03	0.00
2-A-1B	6.10000%	173,094,319.24	879,896.12	79.80	0.00	0.00	879,816.32	879,816.33	0.00
2-A-2A	5.70000%	28,849,053.21	137,033.00	12.43	0.00	0.00	137,020.57	137,020.58	0.00
2-A-2B	6.41400%	37,991,895.14	203,066.68	18.42	0.00	0.00	203,048.26	203,048.26	0.00
2-A-2C	5.93000%	100,971,686.21	498,968.42	45.25	0.00	0.00	498,923.17	498,923.17	0.00
2-A-3A	5.76000%	48,759,515.77	234,045.68	21.23	0.00	0.00	234,024.45	234,024.45	0.00
2-A-3B	5.66000%	51,928,295.79	244,928.46	22.21	0.00	0.00	244,906.25	244,906.25	0.00
1-X	0.00000%	0.00	972,474.75	88.19	0.00	0.00	972,386.56	972,386.55	0.00
2-X	0.00000%	0.00	940,976.42	85.34	0.00	0.00	940,891.08	940,891.09	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90000%	12,119,008.57	59,585.13	5.40	0.00	0.00	59,579.73	59,579.72	0.00
B-2	5.95000%	48,968,701.05	242,803.14	22.02	0.00	0.00	242,781.12	242,781.12	0.00
B-3	6.20000%	33,537,103.90	173,275.04	15.71	0.00	0.00	173,259.33	173,259.32	0.00
B-4	6.26000%	14,372,760.75	74,977.90	6.80	0.00	0.00	74,971.10	74,971.10	0.00
B-5	6.40000%	13,174,865.13	70,265.95	6.37	0.00	0.00	70,259.58	70,259.58	0.00
B-6	6.57000%	10,780,067.20	59,020.87	5.35	0.00	0.00	59,015.52	59,015.52	0.00
B-7	6.57000%	9,582,171.59	52,462.39	4.76	0.00	0.00	52,457.63	52,457.63	0.00
B-8	6.57000%	7,186,380.35	39,345.43	3.57	0.00	0.00	39,341.86	39,341.86	0.00
B-9	6.57000%	16,768,551.95	91,807.82	8.33	0.00	0.00	91,799.49	91,799.50	0.00
B-10	6.57000%	17,966,447.57	98,366.30	8.92	0.00	0.00	98,357.38	98,357.38	0.00
B-11	6.57000%	13,179,847.15	72,159.66	6.54	0.00	0.00	72,153.12	72,153.12	0.00
B-X	0.00000%	0.00	220,186.05	19.97	0.02	0.00	220,166.10	220,166.08	0.02
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	506,121.53	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	260,117.15	0.00

Total		1,477,058,910.09	9,365,825.54	849.38	0.02	0.00	9,364,976.18	10,131,214.86	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	972,386.55	0.00	972,386.55	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	940,891.09	0.00	940,891.09	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	220,166.08	0.00	220,166.08	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,133,443.72	0.00	2,133,443.72	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	04/01/07	04/30/07	A-30/360	1,049,423,000.00		579.529048	0.926592	0.000000	0.926592	557.522128
2-X-IO	04/01/07	04/30/07	A-30/360	1,163,386,000.00		576.981064	0.808752	0.000000	0.808752	561.819003
B-X-IO	04/01/07	04/30/07	A-30/360	198,973,015.00		993.279944	1.106512	0.000000	1.106512	992.744666
1-X-PO	04/01/07	04/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	04/01/07	04/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	04/01/07	04/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	04/01/07	04/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	17,614,441.13	0.00	0.00	0.00	17,614,461.73	0.00	0.00	0.00
2-X-IO	0.00	16,109,622.19	0.00	0.00	0.00	16,109,622.19	0.00	0.00	0.00
B-X-IO	0.00	2,333,410.97	0.00	0.00	0.00	2,333,410.97	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	36,057,474.29	0.00	0.00	0.00	36,057,494.89	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.91882%	608,171,112.59	972,474.75	88.19	0.00	0.00	972,386.56	972,386.55	0.00
2-X-IO	1.68219%	671,251,692.29	940,976.42	85.34	0.00	0.00	940,891.08	940,891.09	0.00
B-X-IO	1.33692%	197,635,905.21	220,186.05	19.97	0.02	0.00	220,166.10	220,166.08	0.02
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,477,058,710.09	2,133,637.22	193.50	0.02	0.00	2,133,443.74	2,133,443.72	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	17,697,139.34	23,115,429.18	40,812,568.52
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	17,697,139.34	23,115,429.18	40,812,568.52
Interest Collections	4,914,932.92	4,546,630.44	9,461,563.36
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	260,117.15	506,121.53	766,238.68
Interest Fees	(40,918.10)	(47,478.21)	(96,587.20)
TOTAL NET INTEREST	5,134,131.97	5,005,273.76	10,131,214.84
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	22,831,271.31	28,120,702.94	50,943,783.36

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,508.05	461.88	2,969.93
Curtailments	(1,965,034.48)	(1,577,743.25)	(3,542,777.73)
Prepayments In Full	19,230,876.11	24,356,369.20	43,587,245.31
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	428,789.66	364,176.17	792,965.83
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,508.05)	(461.88)	(2,969.93)
Realized Losses	0.00	(27,834.82)	(27,834.82)
Advanced Principal	2,508.05	461.88	2,969.93
TOTAL PRINCIPAL COLLECTED	17,697,139.34	23,115,429.18	40,812,568.52

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	5,113,673.05	4,717,161.96	9,830,835.01
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	2,899.33	2,478.37	5,377.70
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(14,443.70)	(17,866.86)	(32,310.56)
Delinquent Interest	(4,262,807.38)	(3,705,610.03)	(7,968,417.41)
Compensating Interest	14,443.70	17,866.86	32,310.56
Civil Relief Act Shortfalls	0.00	(849.37)	(849.37)
Interest Advanced	4,061,167.92	3,533,449.51	7,594,617.43
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	4,914,932.92	4,546,630.44	9,461,563.36

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	260,117.15	506,121.53	766,238.68
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	260,117.15	506,121.53	766,238.68

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	40,595.12	47,185.75	87,780.87
Class 1-A-3B Ambac Premium			3,863.53
Class 2-A-3B Ambac Premium			4,327.36
Trustee Fees	322.98	292.46	615.44
TOTAL INTEREST FEES	40,918.10	47,478.21	96,587.20

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,863.53
Class 2-A-3B Ambac Premium			4,327.36

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,529	2,919	4,448
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(34)	(101)	(135)
Repurchases	0	0	0
Liquidations	(1)	(2)	(3)
Current	1,494	2,816	4,310
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	775,150,657.18	701,908,052.91	1,477,058,710.09
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,508.05)	(461.88)	(2,969.93)
Partial Prepayments	1,965,034.48	1,577,743.25	3,542,777.73
Full Voluntary Prepayments	(19,230,876.11)	(24,356,369.20)	(43,587,245.31)
Repurchases	0.00	0.00	0.00
Liquidations	(428,789.66)	(364,176.17)	(792,965.83)
Current	757,453,517.84	678,764,788.91	1,436,218,306.75

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.88256%	8.03486%	7.95429%
Weighted Average Coupon Current	7.92089%	8.06882%	7.99119%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	339	340	340
Weighted Average Months to Maturity Current	338	339	339
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	339	340	340
Weighted Avg Remaining Amortization Term Current	338	339	339
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	20.41	20.22	20.32
Weighted Average Seasoning Current	21.41	21.22	21.32

Weighted Average Coupon by Groups
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06
Group 1
Group 2

Total Weighted Average Coupon
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06

Weighted Average Amortization Term by Groups
400
350
300
250
200
150
100
50
0
Jun-05
Dec-05
Jun-06
Dec-06
Group 1
Group 2

Total Weighted Average Amortization Term
400
350
300
250
200
150
100
50
0
Jun-05
Dec-05
Jun-06
Dec-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.90233%	3.05384%	2.97369%
Weighted Average Margin Current	2.90625%	3.05459%	2.97674%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.04126%	8.85190%	8.95207%
Weighted Average Max Rate Current	9.05401%	8.85225%	8.95813%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	40,595.12	47,185.75	87,780.87
Delinquent Servicing Fees	201,639.46	172,160.52	373,799.98
TOTAL SERVICING FEES	242,234.58	219,346.27	461,580.85

Total Servicing Fees	242,234.58	219,346.27	461,580.85
Compensating Interest	(14,443.70)	(17,866.86)	(32,310.56)
Delinquent Servicing Fees	(201,639.46)	(172,160.52)	(373,799.98)
COLLECTED SERVICING FEES	26,151.42	29,318.89	55,470.31
Total Advanced Interest	4,061,167.92	3,533,449.51	7,594,617.43
Total Advanced Principal	2,508.05	461.88	2,969.93
Aggregate Advances with respect to this Distribution	4,063,675.97	3,533,911.39	7,597,587.36

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	14,443.70	17,866.86	32,310.56
Compensating Interest	(14,443.70)	(17,866.86)	(32,310.56)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.545395%	7.693318%	7.615689%
Current Deferred Interest	2,519,843.71	2,344,879.76	4,864,723.48
Cumulative Deferred Interest	2,519,843.71	2,344,879.76	4,864,723.48
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		41,009,914.24	15,352,688.15	12,301,902.50	68,664,504.89
	% Balance		2.86%	1.07%	0.86%	4.78%
	# Loans		127	42	31	200
	% # Loans		2.95%	0.97%	0.72%	4.64%

FORECLOSURE	Balance	0.00	0.00	0.00	16,461,379.86	16,461,379.86
	% Balance	0.00%	0.00%	0.00%	1.15%	1.15%
	# Loans	0	0	0	42	42
	% # Loans	0.00%	0.00%	0.00%	0.97%	0.97%

BANKRUPTCY	Balance	2,234,364.72	417,874.92	653,674.94	1,059,847.12	4,365,761.70
	% Balance	0.16%	0.03%	0.05%	0.07%	0.30%
	# Loans	5	1	2	4	12
	% # Loans	0.12%	0.02%	0.05%	0.09%	0.28%

REO	Balance	0.00	0.00	0.00	2,698,509.33	2,698,509.33
	% Balance	0.00%	0.00%	0.00%	0.19%	0.19%
	# Loans	0	0	0	9	9
	% # Loans	0.00%	0.00%	0.00%	0.21%	0.21%

TOTAL	Balance	2,234,364.72	41,427,789.16	16,006,363.09	32,521,638.81	92,190,155.78
	% Balance	0.16%	2.88%	1.11%	2.26%	6.42%
	# Loans	5	128	44	86	263
	% # Loans	0.12%	2.97%	1.02%	2.00%	6.10%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		21,620,344.17	6,877,060.88	3,356,671.39	31,854,076.44
	% Balance		3.19%	1.01%	0.49%	4.69%
	# Loans		87	26	13	126
	% # Loans		3.09%	0.92%	0.46%	4.47%

FORECLOSURE	Balance	0.00	0.00	0.00	6,274,317.91	6,274,317.91
	% Balance	0.00%	0.00%	0.00%	0.92%	0.92%
	# Loans	0	0	0	24	24
	% # Loans	0.00%	0.00%	0.00%	0.85%	0.85%

BANKRUPTCY	Balance	347,069.79	0.00	653,674.94	1,059,847.12	2,060,591.85
	% Balance	0.05%	0.00%	0.10%	0.16%	0.30%
	# Loans	1	0	2	4	7
	% # Loans	0.04%	0.00%	0.07%	0.14%	0.25%

REO	Balance	0.00	0.00	0.00	1,313,212.23	1,313,212.23
	% Balance	0.00%	0.00%	0.00%	0.19%	0.19%
	# Loans	0	0	0	6	6
	% # Loans	0.00%	0.00%	0.00%	0.21%	0.21%

TOTAL	Balance	347,069.79	21,620,344.17	7,530,735.82	12,004,048.65	41,502,198.43
	% Balance	0.05%	3.19%	1.11%	1.77%	6.11%
	# Loans	1	87	28	47	163
	% # Loans	0.04%	3.09%	0.99%	1.67%	5.79%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		19,389,570.07	8,475,627.27	8,945,231.11	36,810,428.45
	% Balance		2.56%	1.12%	1.18%	4.86%
	# Loans		40	16	18	74
	% # Loans		2.68%	1.07%	1.20%	4.95%

FORECLOSURE	Balance	0.00	0.00	0.00	10,187,061.95	10,187,061.95
	% Balance	0.00%	0.00%	0.00%	1.34%	1.34%
	# Loans	0	0	0	18	18
	% # Loans	0.00%	0.00%	0.00%	1.20%	1.20%

BANKRUPTCY	Balance	1,887,294.93	417,874.92	0.00	0.00	2,305,169.85
	% Balance	0.25%	0.06%	0.00%	0.00%	0.30%
	# Loans	4	1	0	0	5
	% # Loans	0.27%	0.07%	0.00%	0.00%	0.33%

REO	Balance	0.00	0.00	0.00	1,385,297.10	1,385,297.10
	% Balance	0.00%	0.00%	0.00%	0.18%	0.18%
	# Loans	0	0	0	3	3
	% # Loans	0.00%	0.00%	0.00%	0.20%	0.20%

TOTAL	Balance	1,887,294.93	19,807,444.99	8,475,627.27	20,517,590.16	50,687,957.35
	% Balance	0.25%	2.62%	1.12%	2.71%	6.69%
	# Loans	4	41	16	39	100
	% # Loans	0.27%	2.74%	1.07%	2.61%	6.69%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

REO Report
Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
Became REO Property this Period:
121487498	2	500,000.00	530,266.17	01-Jul-2006	8.364%	CA - 74.07%	360	01-Aug-2005
121516238	1	157,000.00	164,211.17	01-Sep-2006	8.164%	GA - 94.01%	360	01-Aug-2005
121523429	1	79,000.00	81,656.87	01-Apr-2006	8.464%	PA - 69.91%	360	01-Aug-2005
121664846	2	393,750.00	414,641.23	01-Aug-2006	8.164%	CA - 75.00%	360	01-Sep-2005
121717716	1	348,000.00	365,423.34	01-Aug-2006	8.500%	CA - 80.00%	360	01-Aug-2005
TOTAL		1,477,750.00	1,556,198.78
Became REO Property in a Prior Period:
121277360	1	191,100.00	200,798.91	01-Aug-2006	7.914%	TX - 70.78%	360	01-Sep-2005
121604301	1	180,000.00	189,297.81	01-Nov-2005	7.964%	FL - 80.00%	360	01-Sep-2005
121713653	2	636,000.00	440,389.70	01-Jul-2006	8.014%	CA - 80.00%	360	01-Sep-2005
121784112	1	296,000.00	311,824.13	01-Jan-2006	8.064%	GA - 80.00%	360	01-Sep-2005
TOTAL		1,303,100.00	1,142,310.55

TOTAL		2,780,850.00	2,698,509.33

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
121350333	1	243,750.00	257,000.94	01-Dec-2006	8.114%	MA - 70.65%	360	01-Sep-2005
121439811	1	146,400.00	155,119.25	01-Dec-2006	8.364%	FL - 80.00%	360	01-Aug-2005
121462541	1	250,000.00	262,684.47	01-Dec-2006	7.864%	NJ - 62.50%	360	01-Aug-2005
121509778	1	320,000.00	336,409.46	01-Oct-2006	7.964%	FL - 80.00%	360	01-Aug-2005
121629998	1	240,000.00	253,264.37	01-Dec-2006	8.164%	MN - 80.00%	360	01-Sep-2005
121640551	1	200,000.00	211,744.26	01-Dec-2006	8.364%	FL - 74.07%	360	01-Sep-2005
TOTAL		1,400,150.00	1,476,222.75

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	634,403.70	01-Aug-2006	7.875%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	115,564.70	01-Aug-2006	8.500%	OK - 80.00%	360	01-Mar-2005
121320960	2	385,600.00	405,089.44	01-Nov-2006	8.014%	FL - 80.00%	360	01-Aug-2005
121366767	1	332,792.00	349,255.30	01-Jul-2006	7.964%	CA - 79.81%	360	01-Aug-2005
121456779	2	500,000.00	521,595.88	01-Sep-2006	8.314%	NY - 70.92%	360	01-Sep-2005
121474102	1	244,800.00	260,130.95	01-Sep-2006	8.464%	FL - 80.00%	360	01-Aug-2005
121476894	1	447,850.00	470,165.54	01-Nov-2006	8.364%	NY - 65.00%	360	01-Aug-2005
121484136	2	420,000.00	443,499.88	01-Oct-2006	8.114%	CA - 80.00%	360	01-Aug-2005
121488896	1	462,000.00	485,900.97	01-Nov-2006	8.464%	NY - 56.00%	360	01-Aug-2005
121490232	2	456,000.00	474,531.09	01-Nov-2006	7.864%	CA - 80.00%	360	01-Aug-2005
121500221	1	321,750.00	340,672.92	01-Sep-2006	8.264%	CA - 75.00%	360	01-Aug-2005
121507232	1	276,000.00	291,180.97	01-Nov-2006	8.264%	FL - 80.00%	360	01-Sep-2005
121539993	2	900,000.00	946,067.69	01-Sep-2006	7.964%	CT - 75.00%	360	01-Sep-2005
121555840	2	704,000.00	745,779.68	01-May-2006	8.314%	NJ - 80.00%	360	01-Aug-2005
121557261	1	175,750.00	183,365.25	01-Aug-2006	8.064%	MI - 95.00%	360	01-Sep-2005
121567353	1	264,000.00	279,676.03	01-Oct-2006	8.250%	CA - 80.00%	360	01-Jul-2005
121569030	1	343,200.00	355,368.72	01-Sep-2006	7.064%	CA - 80.00%	360	01-Aug-2005
121581957	1	93,750.00	98,314.99	01-Sep-2006	7.814%	OH - 75.00%	360	01-Sep-2005
121593597	2	628,000.00	649,758.86	01-May-2006	7.014%	FL - 80.00%	360	01-Sep-2005
121599975	1	120,000.00	126,942.95	01-Jun-2006	8.214%	FL - 80.00%	360	01-Aug-2005
121602388	2	567,000.00	594,419.60	01-Oct-2006	7.714%	NJ - 70.00%	360	01-Aug-2005
121611507	2	450,000.00	472,028.37	01-Jul-2006	7.814%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	198,383.82	01-Jun-2006	8.264%	NJ - 80.00%	360	01-Oct-2005
121636615	1	124,000.00	131,524.22	01-Oct-2006	8.364%	FL - 80.00%	360	01-Aug-2005
121649721	2	508,000.00	521,208.76	01-Oct-2006	8.064%	CA - 80.00%	360	01-Oct-2005
121674043	2	365,250.00	386,032.47	01-Aug-2006	8.264%	FL - 75.00%	360	01-Sep-2005
121677422	1	279,950.00	294,566.70	01-Jul-2006	8.014%	FL - 79.99%	360	01-Sep-2005
121690974	1	260,800.00	273,984.58	01-Nov-2006	7.914%	AZ - 80.00%	360	01-Sep-2005
121698556	2	910,000.00	954,035.42	01-Apr-2006	7.864%	NJ - 70.00%	360	01-Oct-2005
121704778	2	360,000.00	379,789.27	01-Nov-2006	8.164%	WA - 79.47%	360	01-Sep-2005
121707105	1	162,000.00	170,647.36	01-Sep-2006	8.164%	NY - 74.83%	360	01-Oct-2005
121751049	1	353,000.00	372,449.19	01-Aug-2006	8.164%	CA - 80.00%	360	01-Sep-2005
121775582	2	650,000.00	684,532.13	01-Dec-2005	8.500%	VA - 78.79%	360	01-Aug-2005
121776468	2	463,000.00	486,498.61	01-Aug-2006	7.914%	NY - 67.59%	360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
121809245 2	464,000.00	473,885.63	01-Nov-2006	7.764%	NY - 80.00%	360	01-Oct-2005
121874119 2	397,500.00	413,905.47	01-Nov-2006	8.064%	CA - 75.00%	360	01-Oct-2005
TOTAL	14,289,792.00	14,985,157.11

TOTAL	15,689,942.00	16,461,379.86

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	34	101	135
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	34	101	135
Curtailments Amount	(1,965,034.48)	(1,577,743.25)	(3,542,777.73)
Paid in Full Balance	19,230,876.11	24,356,369.20	43,587,245.31
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	17,265,841.63	22,778,625.95	40,044,467.58
Cumulative

Number of Paid in Full Loans	1,049	2,036	3,085
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,060	2,061	3,121
Paid in Full Balance	539,696,462.31	491,626,243.53	1,031,322,705.84
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(37,426,680.72)	(33,966,087.92)	(71,392,768.64)
Total Prepayment Amount	509,639,266.25	464,098,474.48	973,737,740.73

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	2.28%	3.30%	2.76%
3 Months Avg SMM	3.14%	3.24%	3.19%
12 Months Avg SMM	3.37%	3.53%	3.45%
Avg SMM Since Cut-off	2.54%	2.57%	2.56%

CPR	24.20%	33.12%	28.57%
3 Months Avg CPR	31.83%	32.62%	32.20%
12 Months Avg CPR	33.76%	35.04%	34.37%
Avg CPR Since Cut-off	26.58%	26.86%	26.71%

PSA	565.23%	780.44%	670.01%
3 Months Avg PSA Approximation	779.63%	806.55%	792.32%
12 Months Avg PSA Approximation	1,058.85%	1,113.22%	1,084.63%
Avg PSA Since Cut-off Approximation	1,110.02%	1,142.79%	1,125.46%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	2.23%	3.25%	2.71%
3 Months Avg SMM	3.12%	3.22%	3.17%
12 Months Avg SMM	3.37%	3.53%	3.44%
Avg SMM Since Cut-off	2.54%	2.57%	2.55%

CPR	23.69%	32.69%	28.09%
3 Months Avg CPR	31.67%	32.48%	32.05%
12 Months Avg CPR	33.73%	35.01%	34.34%
Avg CPR Since Cut-off	26.55%	26.84%	26.69%

PSA	553.17%	770.26%	658.87%
3 Months Avg PSA Approximation	775.84%	802.97%	788.64%
12 Months Avg PSA Approximation	1,057.67%	1,112.12%	1,083.48%
Avg PSA Since Cut-off Approximation	1,108.98%	1,141.79%	1,124.44%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jun-05
Dec-05
Jun-06
Dec-06

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)* *(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
	&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120944524	1		150,000.00	157,092.47	01-May-2007	7.864%	NJ - 60.00%	Paid Off - 360	01-Aug-2005
121207156	1		125,000.00	122,398.18	15-May-2007	7.764%	HI - 32.06%	Paid Off - 360	01-Aug-2005
121231912	1		240,000.00	245,768.65	17-Apr-2007	7.814%	OH - 80.00%	Paid Off - 360	01-Aug-2005
121267907	1		180,000.00	179,855.15	30-Apr-2007	7.864%	MI - 57.51%	Paid Off - 360	01-Jul-2005
121268870	1	FCL	318,750.00	339,241.48	07-May-2007	8.664%	CA - 75.00%	Paid Off - 360	01-Jul-2005
121269447	1		468,000.00	474,894.32	19-Apr-2007	8.564%	CA - 65.00%	Paid Off - 360	01-Jul-2005
121272967	1		256,111.00	265,030.84	17-Apr-2007	7.414%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121303517	1		268,000.00	280,348.51	09-May-2007	7.625%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121303525	2		650,000.00	681,271.91	23-Apr-2007	7.750%	CA - 76.47%	Paid Off - 360	01-Jun-2005
121334560	1		94,000.00	93,989.65	01-May-2007	7.714%	CA - 44.98%	Paid Off - 360	01-Aug-2005
121340728	1		171,000.00	178,057.29	23-Apr-2007	8.064%	TX - 95.00%	Paid Off - 360	01-Aug-2005
121342579	1		303,000.00	316,710.83	27-Apr-2007	8.014%	NJ - 79.74%	Paid Off - 360	01-Aug-2005
121359989	1		309,520.00	322,769.54	08-May-2007	7.664%	MD - 79.98%	Paid Off - 360	01-Aug-2005
121368572	2		392,000.00	409,517.98	01-May-2007	8.264%	CA - 70.00%	Paid Off - 360	01-Jul-2005
121371030	1		258,750.00	274,092.19	24-Apr-2007	8.614%	NJ - 75.00%	Paid Off - 360	01-Sep-2005
121396726	1		154,999.00	155,507.64	20-Apr-2007	8.114%	NE - 75.98%	Paid Off - 360	01-Sep-2005
121402493	1		126,000.00	131,522.47	17-Apr-2007	7.864%	FL - 54.78%	Paid Off - 360	01-Aug-2005
121403469	2		800,000.00	801,487.75	01-May-2007	7.764%	CA - 61.07%	Paid Off - 360	01-Jul-2005
121405196	1		192,000.00	201,245.89	01-May-2007	7.964%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121405393	1		240,000.00	234,960.08	02-May-2007	8.064%	WA - 80.00%	Paid Off - 360	01-Aug-2005
121418645	1		350,000.00	356,124.83	30-Apr-2007	7.914%	MD - 75.27%	Paid Off - 360	01-Aug-2005
121423547	1		351,000.00	366,847.62	08-May-2007	8.364%	NY - 74.21%	Paid Off - 360	01-Oct-2005
121437159	1		60,000.00	63,111.72	03-May-2007	8.389%	PA - 66.67%	Paid Off - 360	01-Sep-2005
121439063	1		168,000.00	169,745.57	17-Apr-2007	8.164%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121443230	1		230,000.00	241,278.86	02-May-2007	7.864%	CA - 50.66%	Paid Off - 360	01-Jul-2005
121454490	1		350,000.00	369,159.27	09-May-2007	8.264%	CA - 68.63%	Paid Off - 360	01-Aug-2005
121461805	1		105,000.00	109,547.33	27-Apr-2007	7.614%	MN - 57.38%	Paid Off - 360	01-Aug-2005
121473906	2		500,000.00	521,526.02	01-May-2007	7.664%	CA - 74.07%	Paid Off - 360	01-Sep-2005
121474325	2		363,750.00	381,535.46	20-Apr-2007	8.014%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121475242	1		325,000.00	340,507.57	15-May-2007	8.264%	CA - 79.27%	Paid Off - 360	01-Jul-2005
121479152	1		220,000.00	226,495.79	01-May-2007	8.014%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121481982	1		288,000.00	297,824.06	25-Apr-2007	7.664%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121484475	2		639,200.00	651,546.19	01-May-2007	7.764%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121486110	1		312,000.00	310,878.50	10-May-2007	7.964%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121488629	2		600,000.00	600,603.17	27-Apr-2007	8.214%	CA - 79.47%	Paid Off - 360	01-Aug-2005
121494327	1		135,200.00	141,391.16	03-May-2007	7.914%	TX - 80.00%	Paid Off - 360	01-Aug-2005
121496858	1		255,000.00	268,058.73	07-May-2007	8.064%	CA - 33.78%	Paid Off - 360	01-Aug-2005
121503656	2		375,000.00	390,173.86	01-May-2007	7.564%	MD - 68.18%	Paid Off - 360	01-Sep-2005
121504587	2		628,125.00	657,702.33	24-Apr-2007	7.864%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121509937	1		236,500.00	239,304.02	01-May-2007	8.364%	CA - 64.80%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121526962	1		187,000.00	182,894.22	24-Apr-2007	7.864%	IL - 74.80%	Paid Off - 360	01-Aug-2005
121531385	1		247,000.00	257,224.57	18-Apr-2007	8.064%	CA - 61.75%	Paid Off - 360	01-Sep-2005
121531655	2		476,780.00	496,987.93	07-May-2007	7.564%	CA - 78.62%	Paid Off - 360	01-Aug-2005
121536909	1		325,000.00	342,129.43	15-May-2007	8.364%	CA - 73.03%	Paid Off - 360	01-Aug-2005
121538175	2		374,500.00	387,569.82	17-Apr-2007	7.914%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121544449	1		225,909.00	231,057.23	03-May-2007	8.064%	FL - 58.68%	Paid Off - 360	01-Aug-2005
121551131	2		447,200.00	467,305.95	01-May-2007	7.714%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121560551	1		270,000.00	272,638.50	27-Apr-2007	7.564%	CA - 23.81%	Paid Off - 360	01-Aug-2005
121571055	1		170,250.00	179,613.24	01-May-2007	8.364%	AZ - 75.00%	Paid Off - 360	01-Sep-2005
121571874	2		360,000.00	378,022.00	27-Apr-2007	8.164%	CA - 69.10%	Paid Off - 360	01-Sep-2005
121575566	1		168,500.00	170,879.10	19-Apr-2007	8.064%	NJ - 68.22%	Paid Off - 360	01-Aug-2005
121579602	1		187,500.00	197,440.87	30-Apr-2007	8.164%	MI - 74.11%	Paid Off - 360	01-Aug-2005
121580050	1		217,500.00	225,541.07	04-May-2007	7.914%	NJ - 84.63%	Paid Off - 360	01-Sep-2005
121581479	2		1,000,000.00	1,040,056.54	24-Apr-2007	7.664%	CT - 65.40%	Paid Off - 360	01-Oct-2005
121584078	1		102,000.00	106,697.16	25-Apr-2007	8.264%	CA - 63.75%	Paid Off - 360	01-Sep-2005
121586924	1		325,000.00	340,363.80	11-May-2007	8.114%	CA - 69.89%	Paid Off - 360	01-Sep-2005
121587306	1		210,000.00	220,430.94	04-May-2007	8.064%	CA - 59.16%	Paid Off - 360	01-Sep-2005
121587482	1		147,000.00	154,832.54	10-May-2007	8.264%	MN - 70.00%	Paid Off - 360	01-Sep-2005
121589165	1		300,000.00	315,973.57	17-Apr-2007	8.314%	NJ - 73.17%	Paid Off - 360	01-Sep-2005
121595736	1		188,000.00	191,424.78	18-Apr-2007	8.064%	GA - 80.00%	Paid Off - 360	01-Sep-2005
121598392	1		268,000.00	275,619.08	01-May-2007	7.964%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121599839	1		270,000.00	280,830.80	15-May-2007	8.064%	NY - 64.29%	Paid Off - 360	01-Oct-2005
121600292	1		100,000.00	101,292.94	01-May-2007	8.064%	MI - 76.92%	Paid Off - 360	01-Sep-2005
121600878	1		180,000.00	188,679.64	02-May-2007	8.064%	VA - 42.86%	Paid Off - 360	01-Oct-2005
121600888	1		191,250.00	201,666.46	20-Apr-2007	8.364%	VA - 75.00%	Paid Off - 360	01-Sep-2005
121601356	1		359,600.00	373,852.22	01-May-2007	7.914%	MD - 79.58%	Paid Off - 360	01-Aug-2005
121607170	1		261,000.00	273,923.90	02-May-2007	8.464%	VA - 69.60%	Paid Off - 360	01-Jul-2005
121608438	1		228,720.00	236,391.28	01-May-2007	8.164%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121608795	2		380,000.00	398,836.07	30-Apr-2007	7.964%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121609829	1		320,000.00	325,276.36	04-May-2007	7.664%	NY - 67.37%	Paid Off - 360	01-Oct-2005
121611148	2		410,173.00	429,226.33	20-Apr-2007	7.864%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121611700	2		420,000.00	432,915.12	26-Apr-2007	8.014%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121616010	1		352,000.00	367,752.29	02-May-2007	7.764%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121617866	1		185,000.00	190,651.77	30-Apr-2007	7.864%	MD - 58.73%	Paid Off - 360	01-Sep-2005
121624084	2		455,000.00	469,970.77	19-Apr-2007	7.064%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121624114	1		168,000.00	169,622.46	26-Apr-2007	7.964%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121627324	2		370,000.00	388,681.75	07-May-2007	8.014%	CA - 42.53%	Paid Off - 360	01-Aug-2005
121628300	1		266,500.00	270,621.12	26-Apr-2007	8.214%	HI - 65.00%	Paid Off - 360	01-Sep-2005
121632471	2		360,000.00	362,314.05	18-Apr-2007	7.964%	CA - 47.37%	Paid Off - 360	01-Sep-2005
121636971	1		135,000.00	136,220.96	11-May-2007	8.064%	FL - 58.70%	Paid Off - 360	01-Sep-2005
121637314	1		315,000.00	330,169.20	20-Apr-2007	7.964%	DE - 66.32%	Paid Off - 360	01-Sep-2005
121637764	2		480,000.00	502,380.05	09-May-2007	7.814%	CA - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121639543	1		297,920.00	310,387.74	27-Apr-2007	7.750%	CA - 78.40%	Paid Off - 360	01-Aug-2005
121647303	1		158,400.00	158,573.24	24-Apr-2007	7.964%	OH - 75.43%	Paid Off - 360	01-Sep-2005
121650347	1		315,000.00	330,993.43	10-May-2007	8.314%	MA - 75.00%	Paid Off - 360	01-Oct-2005
121651029	2		735,000.00	763,126.55	14-May-2007	7.464%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121651493	1		285,000.00	288,850.01	16-Apr-2007	7.964%	CA - 65.52%	Paid Off - 360	01-Sep-2005
121651736	1		240,000.00	251,967.06	03-May-2007	8.064%	CA - 62.34%	Paid Off - 360	01-Sep-2005
121658805	2		650,000.00	661,781.56	09-May-2007	8.114%	CA - 77.84%	Paid Off - 360	01-Sep-2005
121659579	1		250,000.00	262,618.81	02-May-2007	8.014%	CA - 60.98%	Paid Off - 360	01-Aug-2005
121662646	1		135,000.00	138,530.70	17-Apr-2007	8.114%	NM - 87.10%	Paid Off - 360	01-Oct-2005
121662732	1		316,000.00	319,483.44	25-Apr-2007	7.914%	GA - 80.00%	Paid Off - 360	01-Sep-2005
121670740	1		194,500.00	204,494.97	10-May-2007	8.164%	FL - 63.77%	Paid Off - 360	01-Sep-2005
121671185	2		548,000.00	574,856.84	11-May-2007	8.014%	CA - 78.40%	Paid Off - 360	01-Sep-2005
121675160	1		356,000.00	373,750.88	01-May-2007	8.064%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121675177	1		166,400.00	172,099.76	02-May-2007	8.414%	MI - 80.00%	Paid Off - 360	01-Sep-2005
121678288	2		500,000.00	515,408.25	04-May-2007	7.264%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121679745	1		158,000.00	164,581.18	15-May-2007	8.214%	AZ - 60.77%	Paid Off - 360	01-Oct-2005
121683124	1		226,200.00	235,718.05	08-May-2007	7.914%	FL - 75.40%	Paid Off - 360	01-Sep-2005
121687283	1		233,600.00	235,440.32	03-May-2007	7.914%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121689023	1		154,600.00	160,520.40	01-May-2007	8.164%	FL - 70.27%	Paid Off - 360	01-Oct-2005
121690577	1		204,000.00	209,889.90	20-Apr-2007	7.964%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121693209	2		888,300.00	951,240.90	25-Apr-2007	8.264%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121693215	2		625,200.00	651,676.10	16-Apr-2007	8.714%	CA - 78.15%	Paid Off - 360	01-Aug-2005
121697159	1		268,000.00	255,328.81	27-Apr-2007	7.764%	CA - 59.29%	Paid Off - 360	01-Sep-2005
121703313	1		159,200.00	156,684.60	24-Apr-2007	8.264%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121712490	1		164,800.00	173,298.95	15-May-2007	8.164%	WA - 80.00%	Paid Off - 360	01-Sep-2005
121717122	1		210,000.00	219,684.31	18-Apr-2007	7.750%	CA - 46.67%	Paid Off - 360	01-Aug-2005
121723727	1		316,000.00	332,635.47	03-May-2007	8.250%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121752328	2		588,000.00	610,660.68	01-May-2007	7.875%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121753120	1		120,000.00	120,666.36	02-May-2007	8.264%	NJ - 79.47%	Paid Off - 360	01-Oct-2005
121753782	1		300,000.00	314,958.67	01-May-2007	8.064%	CA - 51.72%	Paid Off - 360	01-Sep-2005
121755310	1		286,000.00	299,327.89	19-Apr-2007	8.064%	CA - 65.00%	Paid Off - 360	01-Oct-2005
121758463	1		290,000.00	290,269.07	08-May-2007	7.414%	WA - 79.45%	Paid Off - 360	01-Oct-2005
121761791	1		191,250.00	200,476.03	23-Apr-2007	8.164%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121762835	1		203,000.00	213,772.73	03-May-2007	8.364%	AZ - 74.91%	Paid Off - 360	01-Oct-2005
121770006	1		169,000.00	178,004.81	20-Apr-2007	8.264%	CA - 63.89%	Paid Off - 360	01-Sep-2005
121774379	2		735,000.00	764,712.65	15-May-2007	7.614%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121780383	1		312,000.00	329,985.28	01-May-2007	8.375%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121784110	2		500,000.00	516,390.72	14-May-2007	7.964%	CA - 76.92%	Paid Off - 360	01-Sep-2005
121784377	1		318,500.00	332,176.44	24-Apr-2007	8.264%	NY - 70.00%	Paid Off - 360	01-Oct-2005
121784846	1		256,000.00	262,245.19	24-Apr-2007	8.064%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121797657	1		300,000.00	314,049.70	26-Apr-2007	8.064%	MN - 78.95%	Paid Off - 360	01-Oct-2005
121807035	1		158,343.00	165,856.99	15-May-2007	8.064%	CA - 58.00%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121813037	2		749,000.00	778,916.04	01-May-2007	7.564%	CA - 70.00%	Paid Off - 360	01-Oct-2005
121821322	1		355,000.00	355,817.83	15-May-2007	8.264%	CA - 65.14%	Paid Off - 360	01-Oct-2005
121828036	1		265,000.00	276,513.96	01-May-2007	8.164%	GA - 79.58%	Paid Off - 360	01-Oct-2005
121828477	2		650,000.00	664,215.58	27-Apr-2007	8.139%	CA - 78.31%	Paid Off - 360	01-Sep-2005
121830711	2		383,200.00	402,999.63	27-Apr-2007	8.500%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121830753	1		208,000.00	217,278.45	02-May-2007	7.875%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121836542	1		140,000.00	146,613.05	03-May-2007	7.875%	CA - 65.12%	Paid Off - 360	01-Aug-2005
121840470	1		252,000.00	263,624.72	19-Apr-2007	8.064%	NJ - 76.36%	Paid Off - 360	01-Oct-2005
121852601	2		520,000.00	525,259.56	01-May-2007	8.014%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121866287	1		289,000.00	303,302.42	14-May-2007	8.164%	VA - 79.93%	Paid Off - 360	01-Oct-2005
121879201	1		224,000.00	230,425.87	15-May-2007	8.264%	MI - 80.00%	Paid Off - 360	01-Oct-2005

TOTAL			42,110,700.00	43,587,245.31

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total
Current
Number of Loans Liquidated	1	2	3
Collateral Principal Realized Loss/(Gain) Amount	0.00	27,834.82	27,834.82
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	428,789.66	336,341.35	765,131.01
Cumulative
Number of Loans Liquidated	1	2	3
Collateral Realized Loss/(Gain) Amount	0.00	27,834.82	27,834.82
Net Liquidation Proceeds	428,789.66	336,341.35	765,131.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.06%	0.05%	0.05%
3 Months Avg MDR	0.02%	0.02%	0.02%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%

CDR	0.66%	0.62%	0.64%
3 Months Avg CDR	0.22%	0.21%	0.21%
12 Months Avg CDR	0.06%	0.05%	0.05%
Avg CDR Since Cut-off	0.03%	0.03%	0.03%

SDA	154.56%	146.28%	150.64%
3 Months Avg SDA Approximation	54.16%	51.27%	52.79%
12 Months Avg SDA Approximation	17.35%	16.48%	16.94%
Avg SDA Since Cut-off Approximation	13.87%	13.24%	13.58%

Principal Only Loss Severity Approx for Current Period	0.00%	7.64%	3.51%
3 Months Avg Loss Severity Approximation	0.00%	7.64%	3.51%
12 Months Avg Loss Severity Approximation	0.00%	7.64%	3.51%
Avg Loss Severity Approximation Since Cut-Off	0.00%	7.64%	3.51%

Principal & Interest Loss Severity Approx for Current Period	0.00%	7.64%	3.51%
3 Months Avg Loss Severity Approximation	0.00%	7.64%	3.51%
12 Months Avg Loss Severity Approximation	0.00%	7.64%	3.51%
Avg Loss Severity Approximation Since Cut-Off	0.00%	7.64%	3.51%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
May 25, 2007 Distribution
Realized Loss Detail Report
Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)
121783771	1	REO	8.064%	FL - 72.70%	360	214,885.17		2,006.90	2,006.90
121795014	1	REO	8.314%	MI - 90.00%	360	149,291.00		25,827.92	25,827.92
121673152	2	REO	8.114%	CA - 75.00%	360	428,789.66		0.00	0.00

TOTAL						792,965.83		27,834.82	27,834.82

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			42,955,749.45
(b) 50% of Aggregate Balance of Sub. Certificates			98,817,952.60

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.0140%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			27,834.82
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	86.596288%	86.645410%	86.619631%
Next Senior Percentage	86.290755%	86.197244%	86.246562%
Current Subordinate Percentage	13.403712%	13.354590%	13.380369%
Next Subordinate Percentage	13.709245%	13.802756%	13.753438%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			5.014000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

May 25, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	5,116,181.10	4,717,623.84	9,833,804.94
Current Scheduled Payments 1 Month Prior	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 2 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 3 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 4 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 5 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 6 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 7 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 8 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 9 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 10 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61
Current Scheduled Payments 11 Month Prior	6,572,366.69	6,144,426.42	12,716,793.11

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		20
		9. Prepayment Detail Report		25
		10. Realized Loss Report		28
		11. Realized Loss Detail Report		31
		12. Triggers and Adj. Cert. Report		32
		13. Additional Certificate Report		33
		14. Other Related Information		34

		Total Number of Pages		34

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	June 25, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	May 31, 2007	Factor Information:		(800) 735-7777
	June 22, 2007	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	351,046,038.21	1,701,819.60	8,421,494.77	10,123,314.37	0.00	0.00	342,624,543.44
1-A-2	FLT	262,356,000.00	146,269,275.48	772,066.37	3,508,958.38	4,281,024.75	0.00	0.00	142,760,317.10
1-A-3A	FLT	77,413,000.00	43,159,460.53	214,061.98	1,035,383.20	1,249,445.18	0.00	0.00	42,124,077.33
1-A-3B	FLT	80,000,000.00	44,601,770.29	217,374.99	1,069,983.81	1,287,358.80	0.00	0.00	43,531,786.48
2-A-1A	FLT	398,032,000.00	223,621,941.49	1,084,086.31	6,829,812.47	7,913,898.78	0.00	0.00	216,792,129.02
2-A-1B	FLT	300,000,000.00	168,545,700.96	885,296.13	5,147,685.96	6,032,982.09	0.00	0.00	163,398,015.00
2-A-2A	FLT	50,000,000.00	28,090,950.16	137,873.99	857,947.66	995,821.65	0.00	0.00	27,233,002.50
2-A-2B	FLT	65,846,000.00	36,993,534.08	198,122.93	1,129,848.43	1,327,971.36	0.00	0.00	35,863,685.65
2-A-2C	FLT	175,000,000.00	98,318,325.54	502,030.63	3,002,816.81	3,504,847.44	0.00	0.00	95,315,508.73
2-A-3A	FLT	84,508,000.00	47,478,200.32	235,482.04	1,450,068.82	1,685,550.86	0.00	0.00	46,028,131.50
2-A-3B	FLT	90,000,000.00	50,563,710.30	246,431.61	1,544,305.79	1,790,737.40	0.00	0.00	49,019,404.51
1-X	CSTR	0.00	0.00	847,686.22	0.00	847,686.22	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	822,783.73	0.00	822,783.73	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,114,184.47	61,544.22	26.73	61,570.95	0.00	0.00	12,114,157.74
B-2	SUB	49,300,000.00	48,949,208.55	250,786.23	108.00	250,894.23	0.00	0.00	48,949,100.55
B-3	SUB	33,764,000.00	33,523,754.11	178,972.12	73.96	179,046.08	0.00	0.00	33,523,680.15
B-4	SUB	14,470,000.00	14,367,039.52	77,443.09	31.70	77,474.79	0.00	0.00	14,367,007.82
B-5	SUB	13,264,000.00	13,169,620.74	72,576.21	29.06	72,605.27	0.00	0.00	13,169,591.68
B-6	SUB	10,853,000.00	10,775,776.08	60,961.41	23.77	60,985.18	0.00	0.00	10,775,752.31
B-7	SUB	9,647,000.00	9,578,357.31	54,187.29	21.13	54,208.42	0.00	0.00	9,578,336.18
B-8	SUB	7,235,000.00	7,183,519.74	40,639.07	15.85	40,654.92	0.00	0.00	7,183,503.89
B-9	SUB	16,882,000.00	16,761,877.06	94,826.36	36.98	94,863.34	0.00	0.00	16,761,840.08
B-10	SUB	18,088,000.00	17,959,295.84	101,600.47	39.62	101,640.09	0.00	0.00	17,959,256.22
B-11	SUB	13,269,015.79	13,146,765.97	74,374.72	29.00	74,403.72	121,982.86	0.00	13,024,754.11
B-X	CSTR	0.00	0.00	187,666.04	0.00	187,666.04	0.00	0.00	0.00
P-1	SUB	100.00	100.00	355,921.42	0.00	355,921.42	0.00	0.00	100.00
P-2	SUB	100.00	100.00	329,537.41	0.00	329,537.41	0.00	0.00	100.00

Total		2,411,782,315.79	1,436,218,506.75	9,806,152.59	33,998,741.90	43,804,894.49	121,982.86	0.00	1,402,097,781.99

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	05/25/07	06/24/07	A-Act/360	45660LVZ9	629,654,000.00	557.522128	2.702785	13.374798	16.077583	544.147331
1-A-2	05/25/07	06/24/07	A-Act/360	45660LWA3	262,356,000.00	557.522128	2.942820	13.374798	16.317617	544.147331
1-A-3A	05/25/07	06/24/07	A-Act/360	45660LWB1	77,413,000.00	557.522128	2.765194	13.374798	16.139992	544.147331
1-A-3B	05/25/07	06/24/07	A-Act/360	45660LWC9	80,000,000.00	557.522129	2.717187	13.374798	16.091985	544.147331
2-A-1A	05/25/07	06/24/07	A-Act/360	45660LWD7	398,032,000.00	561.819003	2.723616	17.158953	19.882569	544.660050
2-A-1B	05/25/07	06/24/07	A-Act/360	45660LWE5	300,000,000.00	561.819003	2.950987	17.158953	20.109940	544.660050
2-A-2A	05/25/07	06/24/07	A-Act/360	45660LWV7	50,000,000.00	561.819003	2.757480	17.158953	19.916433	544.660050
2-A-2B	05/01/07	05/30/07	A-30/360	45660LWW5	65,846,000.00	561.819003	3.008883	17.158953	20.167836	544.660050
2-A-2C	05/25/07	06/24/07	A-Act/360	45660LWF2	175,000,000.00	561.819003	2.868746	17.158953	20.027700	544.660050
2-A-3A	05/25/07	06/24/07	A-Act/360	45660LWG0	84,508,000.00	561.819003	2.786506	17.158953	19.945459	544.660050
2-A-3B	05/25/07	06/24/07	A-Act/360	45660LWH8	90,000,000.00	561.819003	2.738129	17.158953	19.897082	544.660050
1-X	05/01/07	05/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.807764	0.000000	0.807764	0.000000
2-X	05/01/07	05/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.707232	0.000000	0.707232	0.000000
A-R	05/01/07	05/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	05/25/07	06/24/07	A-Act/360	45660LWJ4	12,201,000.00	992.884556	5.044195	0.002191	5.046386	992.882365
B-2	05/25/07	06/24/07	A-Act/360	45660LWK1	49,300,000.00	992.884555	5.086942	0.002191	5.089132	992.882364
B-3	05/25/07	06/24/07	A-Act/360	45660LWL9	33,764,000.00	992.884555	5.300679	0.002190	5.302869	992.882364
B-4	05/25/07	06/24/07	A-Act/360	45660LWM7	14,470,000.00	992.884556	5.351976	0.002191	5.354167	992.882365
B-5	05/25/07	06/24/07	A-Act/360	45660LWN5	13,264,000.00	992.884555	5.471668	0.002191	5.473859	992.882364
B-6	05/25/07	06/24/07	A-Act/360	45660LWP0	10,853,000.00	992.884555	5.617010	0.002190	5.619200	992.882365
B-7	05/25/07	06/24/07	A-Act/360	45660LWQ8	9,647,000.00	992.884556	5.617009	0.002190	5.619200	992.882366
B-8	05/25/07	06/24/07	A-Act/360	45660LWR6	7,235,000.00	992.884553	5.617010	0.002191	5.619201	992.882362
B-9	05/25/07	06/24/07	A-Act/360	45660LWX3	16,882,000.00	992.884555	5.617010	0.002190	5.619200	992.882365
B-10	05/25/07	06/24/07	A-Act/360	45660LWY1	18,088,000.00	992.884556	5.617010	0.002190	5.619200	992.882365
B-11	05/25/07	06/24/07	A-Act/360	45660LWZ8	13,269,015.79	990.786821	5.605142	0.002186	5.607328	981.591575
B-X	05/01/07	05/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	0.943173	0.000000	0.943173	0.000000
P-1	05/25/07	06/24/07	A-30/360	45660LYU7	100.00	1,000.000000	3,559,214.200000	0.000000	3,559,214.200000	1,000.000000
P-2	05/25/07	06/24/07	A-30/360	45660LYV5	100.00	1,000.000000	3,295,374.100000	0.000000	3,295,374.100000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	48,870,453.40	283,206,613.91	3,822,842.65	287,029,456.56	335,899,909.96	0.00	0.00	342,624,543.44
1-A-2	262,356,000.00	22,334,798.85	118,002,830.78	1,592,852.12	119,595,682.90	141,930,481.75	0.00	0.00	142,760,317.10
1-A-3A	77,413,000.00	6,159,687.55	34,818,922.13	470,000.54	35,288,922.67	41,448,610.22	0.00	0.00	42,124,077.33
1-A-3B	80,000,000.00	6,245,262.98	35,982,506.42	485,707.09	36,468,213.52	42,713,476.50	0.00	0.00	43,531,786.48
2-A-1A	398,032,000.00	30,559,914.58	178,798,853.70	2,441,017.28	181,239,870.98	211,799,785.56	0.00	0.00	216,792,129.02
2-A-1B	300,000,000.00	25,131,172.66	134,762,170.15	1,839,814.85	136,601,985.00	161,733,157.66	0.00	0.00	163,398,015.00
2-A-2A	50,000,000.00	3,890,952.47	22,460,361.69	306,635.81	22,766,997.50	26,657,949.97	0.00	0.00	27,233,002.50
2-A-2B	65,846,000.00	5,095,377.96	29,578,499.52	403,814.83	29,982,314.35	35,077,692.31	0.00	0.00	35,863,685.65
2-A-2C	175,000,000.00	14,217,205.94	78,611,265.94	1,073,225.33	79,684,491.27	93,901,697.21	0.00	0.00	95,315,508.73
2-A-3A	84,508,000.00	6,651,774.93	37,961,604.92	518,263.58	38,479,868.50	45,131,643.43	0.00	0.00	46,028,131.50
2-A-3B	90,000,000.00	6,950,150.70	40,428,651.01	551,944.45	40,980,595.49	47,930,746.19	0.00	0.00	49,019,404.51
1-X	0.00	18,462,147.95	0.00	0.00	0.00	18,462,147.95	0.00	0.00	0.00
2-X	0.00	16,932,405.95	0.00	0.00	0.00	16,932,405.95	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,219,035.97	4,799.70	82,042.56	86,842.26	1,305,878.23	0.00	0.00	12,114,157.74
B-2	49,300,000.00	4,970,432.96	19,393.92	331,505.53	350,899.45	5,321,332.41	0.00	0.00	48,949,100.55
B-3	33,764,000.00	3,557,270.26	13,282.28	227,037.57	240,319.85	3,797,590.11	0.00	0.00	33,523,680.15
B-4	14,470,000.00	1,540,269.55	5,692.30	97,299.88	102,992.18	1,643,261.73	0.00	0.00	14,367,007.82
B-5	13,264,000.00	1,445,594.31	5,217.87	89,190.45	94,408.32	1,540,002.63	0.00	0.00	13,169,591.68
B-6	10,853,000.00	1,216,309.78	4,269.42	72,978.27	77,247.69	1,293,557.47	0.00	0.00	10,775,752.31
B-7	9,647,000.00	1,072,432.81	3,794.99	64,868.83	68,663.82	1,141,096.63	0.00	0.00	9,578,336.18
B-8	7,235,000.00	791,738.57	2,846.14	48,649.97	51,496.11	843,234.68	0.00	0.00	7,183,503.89
B-9	16,882,000.00	1,847,426.53	6,641.13	113,518.79	120,159.92	1,967,586.45	0.00	0.00	16,761,840.08
B-10	18,088,000.00	1,979,401.20	7,115.56	121,628.22	128,743.78	2,108,144.98	0.00	0.00	17,959,256.22
B-11	13,269,015.79	1,451,893.92	5,219.83	89,224.01	94,443.86	1,546,337.79	149,817.70	0.00	13,024,754.11
B-X	0.00	2,521,077.03	0.00	0.00	0.00	2,521,077.03	0.00	0.00	0.00
P-1	100.00	9,650,721.88	0.00	0.00	0.00	9,650,721.88	0.00	0.00	100.00
P-2	100.00	6,307,071.07	0.00	0.00	0.00	6,307,071.07	0.00	0.00	100.00

Total	2,411,782,315.79	251,210,531.23	994,690,635.62	14,844,080.30	1,009,534,715.98	1,260,745,247.22	149,817.70	0.00	1,402,097,781.99

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63000%	351,046,038.21	1,701,890.70	71.10	0.00	0.00	1,701,819.60	1,701,819.60	0.00
1-A-2	6.13000%	146,269,275.48	772,098.62	32.25	0.00	0.00	772,066.37	772,066.37	0.00
1-A-3A	5.76000%	43,159,460.53	214,070.92	8.94	0.00	0.00	214,061.98	214,061.98	0.00
1-A-3B	5.66000%	44,601,770.29	217,384.07	9.08	0.00	0.00	217,374.99	217,374.99	0.00
2-A-1A	5.63000%	223,621,941.49	1,084,131.60	45.29	0.00	0.00	1,084,086.31	1,084,086.31	0.00
2-A-1B	6.10000%	168,545,700.96	885,333.11	36.98	0.00	0.00	885,296.13	885,296.13	0.00
2-A-2A	5.70000%	28,090,950.16	137,879.75	5.76	0.00	0.00	137,873.99	137,873.99	0.00
2-A-2B	6.42700%	36,993,534.08	198,131.20	8.28	0.00	0.00	198,122.92	198,122.93	0.00
2-A-2C	5.93000%	98,318,325.54	502,051.61	20.97	0.00	0.00	502,030.64	502,030.63	0.00
2-A-3A	5.76000%	47,478,200.32	235,491.87	9.84	0.00	0.00	235,482.03	235,482.04	0.00
2-A-3B	5.66000%	50,563,710.30	246,441.91	10.30	0.00	0.00	246,431.61	246,431.61	0.00
1-X	0.00000%	0.00	847,721.63	35.41	0.00	0.00	847,686.22	847,686.22	0.00
2-X	0.00000%	0.00	822,818.10	34.37	0.00	0.00	822,783.73	822,783.73	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90000%	12,114,184.47	61,546.79	2.57	0.00	0.00	61,544.22	61,544.22	0.00
B-2	5.95000%	48,949,208.55	250,796.71	10.48	0.00	0.00	250,786.23	250,786.23	0.00
B-3	6.20000%	33,523,754.11	178,979.60	7.48	0.00	0.00	178,972.12	178,972.12	0.00
B-4	6.26000%	14,367,039.52	77,446.32	3.24	0.00	0.00	77,443.08	77,443.09	0.00
B-5	6.40000%	13,169,620.74	72,579.24	3.03	0.00	0.00	72,576.21	72,576.21	0.00
B-6	6.57000%	10,775,776.08	60,963.95	2.55	0.00	0.00	60,961.40	60,961.41	0.00
B-7	6.57000%	9,578,357.31	54,189.56	2.26	0.00	0.00	54,187.30	54,187.29	0.00
B-8	6.57000%	7,183,519.74	40,640.76	1.70	0.00	0.00	40,639.06	40,639.07	0.00
B-9	6.57000%	16,761,877.06	94,830.32	3.96	0.00	0.00	94,826.36	94,826.36	0.00
B-10	6.57000%	17,959,295.84	101,604.72	4.24	0.00	0.00	101,600.48	101,600.47	0.00
B-11	6.57000%	13,146,765.97	74,377.83	3.11	0.00	0.00	74,374.72	74,374.72	0.00
B-X	0.00000%	0.00	187,673.87	7.84	0.02	0.00	187,666.05	187,666.04	0.01
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	355,921.42	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	329,537.41	0.00

Total		1,436,218,506.75	9,121,074.76	381.03	0.02	0.00	9,120,693.75	9,806,152.59	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	847,686.22	0.00	847,686.22	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	822,783.73	0.00	822,783.73	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	187,666.04	0.00	187,666.04	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,858,135.99	0.00	1,858,135.99	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	05/01/07	05/30/07	A-30/360	1,049,423,000.00		557.522128	0.807764	0.000000	0.807764	544.147331
2-X-IO	05/01/07	05/30/07	A-30/360	1,163,386,000.00		561.819003	0.707232	0.000000	0.707232	544.660050
B-X-IO	05/01/07	05/30/07	A-30/360	198,973,015.00		992.744666	0.943173	0.000000	0.943173	992.129414
1-X-PO	05/01/07	05/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	05/01/07	05/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	05/01/07	05/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	05/01/07	05/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	18,462,127.35	0.00	0.00	0.00	18,462,147.95	0.00	0.00	0.00
2-X-IO	0.00	16,932,405.92	0.00	0.00	0.00	16,932,405.92	0.00	0.00	0.00
B-X-IO	0.00	2,521,077.01	0.00	0.00	0.00	2,521,077.01	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	37,915,610.28	0.00	0.00	0.00	37,915,630.88	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.73869%	585,076,544.51	847,721.63	35.41	0.00	0.00	847,686.22	847,686.22	0.00
2-X-IO	1.51065%	653,612,362.85	822,818.10	34.37	0.00	0.00	822,783.73	822,783.73	0.00
B-X-IO	1.14013%	197,529,399.39	187,673.87	7.84	0.02	0.00	187,666.05	187,666.04	0.01
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,436,218,306.75	1,858,213.60	77.62	0.02	0.00	1,858,136.00	1,858,135.99	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	19,962,831.73	14,035,910.17	33,998,741.90
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	19,962,831.73	14,035,910.17	33,998,741.90
Interest Collections	4,812,376.12	4,401,348.66	9,213,724.78
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	329,537.41	355,921.42	685,458.83
Interest Fees	(41,722.28)	(43,113.96)	(93,031.05)
TOTAL NET INTEREST	5,100,191.25	4,714,156.12	9,806,152.56
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	25,063,022.98	18,750,066.29	43,804,894.46

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,522.30	652.15	3,174.45
Curtailments	(1,798,754.18)	(1,534,616.42)	(3,333,370.60)
Prepayments In Full	21,195,668.04	15,570,720.74	36,766,388.78
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	684,532.13	0.00	684,532.13
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,522.30)	(484.66)	(3,006.96)
Realized Losses	(121,136.56)	(846.30)	(121,982.86)
Advanced Principal	2,522.30	484.66	3,006.96
TOTAL PRINCIPAL COLLECTED	19,962,831.73	14,035,910.17	33,998,741.90

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	5,002,824.90	4,571,012.55	9,573,837.45
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	4,848.77	0.00	4,848.77
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(13,633.64)	(16,586.29)	(30,219.93)
Delinquent Interest	(4,134,379.45)	(3,650,551.58)	(7,784,931.03)
Compensating Interest	13,633.64	16,586.29	30,219.93
Civil Relief Act Shortfalls	0.00	(381.03)	(381.03)
Interest Advanced	3,939,081.90	3,481,268.72	7,420,350.62
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	4,812,376.12	4,401,348.66	9,213,724.78

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	329,537.41	355,921.42	685,458.83
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	329,537.41	355,921.42	685,458.83

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	41,406.67	42,831.14	84,237.81
Class 1-A-3B Ambac Premium			3,840.71
Class 2-A-3B Ambac Premium			4,354.10
Trustee Fees	315.61	282.82	598.43
TOTAL INTEREST FEES	41,722.28	43,113.96	93,031.05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,840.71
Class 2-A-3B Ambac Premium			4,354.10

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,494	2,816	4,310
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(41)	(70)	(111)
Repurchases	0	0	0
Liquidations	(1)	0	(1)
Current	1,452	2,746	4,198
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	757,453,517.84	678,764,788.91	1,436,218,306.75
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,522.30)	(652.15)	(3,174.45)
Partial Prepayments	1,798,754.18	1,534,616.42	3,333,370.60
Full Voluntary Prepayments	(21,195,668.04)	(15,570,720.74)	(36,766,388.78)
Repurchases	0.00	0.00	0.00
Liquidations	(684,532.13)	0.00	(684,532.13)
Current	737,369,549.55	664,728,032.44	1,402,097,581.99

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.92089%	8.06882%	7.99119%
Weighted Average Coupon Current	7.93344%	8.08117%	8.00326%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	338	339	339
Weighted Average Months to Maturity Current	337	338	338
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	338	339	339
Weighted Avg Remaining Amortization Term Current	337	338	338
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	21.41	21.22	21.32
Weighted Average Seasoning Current	22.41	22.22	22.32

Weighted Average Coupon by Groups

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07
Group 1
Group 2

Total Weighted Average Coupon

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Jul-05
Jan-06
Jul-06
Jan-07
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Jul-05
Jan-06
Jul-06
Jan-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.90625%	3.05459%	2.97674%
Weighted Average Margin Current	2.90749%	3.05477%	2.97709%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.05401%	8.85225%	8.95813%
Weighted Average Max Rate Current	9.05856%	8.85355%	8.96167%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	41,406.67	42,831.14	84,237.81
Delinquent Servicing Fees	195,297.55	169,282.86	364,580.41
TOTAL SERVICING FEES	236,704.23	212,114.00	448,818.23

Total Servicing Fees	236,704.23	212,114.00	448,818.23
Compensating Interest	(13,633.64)	(16,586.29)	(30,219.93)
Delinquent Servicing Fees	(195,297.55)	(169,282.86)	(364,580.41)
COLLECTED SERVICING FEES	27,773.03	26,244.86	54,017.89
Total Advanced Interest	3,939,081.90	3,481,268.72	7,420,350.62
Total Advanced Principal	2,522.30	484.66	3,006.96
Aggregate Advances with respect to this Distribution	3,941,604.20	3,481,753.38	7,423,357.58

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	13,633.64	16,586.29	30,219.93
Compensating Interest	(13,633.64)	(16,586.29)	(30,219.93)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.557935%	7.705672%	7.627756%
Current Deferred Interest	2,472,982.43	2,278,683.52	4,751,665.95
Cumulative Deferred Interest	2,472,982.43	2,278,683.52	4,751,665.95
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		40,656,160.56	17,028,138.34	10,026,614.24	67,710,913.14
	% Balance		2.90%	1.21%	0.72%	4.83%
	# Loans		124	48	28	200
	% # Loans		2.95%	1.14%	0.67%	4.76%

FORECLOSURE	Balance	0.00	0.00	0.00	20,930,982.00	20,930,982.00
	% Balance	0.00%	0.00%	0.00%	1.49%	1.49%
	# Loans	0	0	0	52	52
	% # Loans	0.00%	0.00%	0.00%	1.24%	1.24%

BANKRUPTCY	Balance	2,194,115.78	327,897.16	0.00	757,687.01	3,279,699.95
	% Balance	0.16%	0.02%	0.00%	0.05%	0.23%
	# Loans	6	1	0	3	10
	% # Loans	0.14%	0.02%	0.00%	0.07%	0.24%

REO	Balance	0.00	0.00	0.00	2,867,892.99	2,867,892.99
	% Balance	0.00%	0.00%	0.00%	0.20%	0.20%
	# Loans	0	0	0	10	10
	% # Loans	0.00%	0.00%	0.00%	0.24%	0.24%

TOTAL	Balance	2,194,115.78	40,984,057.72	17,028,138.34	34,583,176.24	94,789,488.08
	% Balance	0.16%	2.92%	1.21%	2.47%	6.76%
	# Loans	6	125	48	93	272
	% # Loans	0.14%	2.98%	1.14%	2.22%	6.48%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		21,337,031.93	7,418,442.86	3,868,037.75	32,623,512.54
	% Balance		3.21%	1.12%	0.58%	4.91%
	# Loans		86	27	16	129
	% # Loans		3.13%	0.98%	0.58%	4.70%

FORECLOSURE	Balance	0.00	0.00	0.00	7,092,902.06	7,092,902.06
	% Balance	0.00%	0.00%	0.00%	1.07%	1.07%
	# Loans	0	0	0	27	27
	% # Loans	0.00%	0.00%	0.00%	0.98%	0.98%

BANKRUPTCY	Balance	730,937.52	327,897.16	0.00	757,687.01	1,816,521.69
	% Balance	0.11%	0.05%	0.00%	0.11%	0.27%
	# Loans	3	1	0	3	7
	% # Loans	0.11%	0.04%	0.00%	0.11%	0.25%

REO	Balance	0.00	0.00	0.00	2,009,898.90	2,009,898.90
	% Balance	0.00%	0.00%	0.00%	0.30%	0.30%
	# Loans	0	0	0	8	8
	% # Loans	0.00%	0.00%	0.00%	0.29%	0.29%

TOTAL	Balance	730,937.52	21,664,929.09	7,418,442.86	13,728,525.72	43,542,835.19
	% Balance	0.11%	3.26%	1.12%	2.07%	6.55%
	# Loans	3	87	27	54	171
	% # Loans	0.11%	3.17%	0.98%	1.97%	6.23%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		19,319,128.63	9,609,695.48	6,158,576.49	35,087,400.60
	% Balance		2.62%	1.30%	0.84%	4.76%
	# Loans		38	21	12	71
	% # Loans		2.62%	1.45%	0.83%	4.89%

FORECLOSURE	Balance	0.00	0.00	0.00	13,838,079.94	13,838,079.94
	% Balance	0.00%	0.00%	0.00%	1.88%	1.88%
	# Loans	0	0	0	25	25
	% # Loans	0.00%	0.00%	0.00%	1.72%	1.72%

BANKRUPTCY	Balance	1,463,178.26	0.00	0.00	0.00	1,463,178.26
	% Balance	0.20%	0.00%	0.00%	0.00%	0.20%
	# Loans	3	0	0	0	3
	% # Loans	0.21%	0.00%	0.00%	0.00%	0.21%

REO	Balance	0.00	0.00	0.00	857,994.09	857,994.09
	% Balance	0.00%	0.00%	0.00%	0.12%	0.12%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.14%	0.14%

TOTAL	Balance	1,463,178.26	19,319,128.63	9,609,695.48	20,854,650.52	51,246,652.89
	% Balance	0.20%	2.62%	1.30%	2.83%	6.95%
	# Loans	3	38	21	39	101
	% # Loans	0.21%	2.62%	1.45%	2.69%	6.96%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

REO Report
Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
Became REO Property this Period:
121366767	1	332,792.00	350,426.30	01-Jul-2006	7.977%	CA - 79.81%	360	01-Aug-2005
121500221	1	321,750.00	341,910.21	01-Sep-2006	8.277%	CA - 75.00%	360	01-Aug-2005
TOTAL		654,542.00	692,336.51
Became REO Property in a Prior Period:
121277360	1	191,100.00	201,464.60	01-Aug-2006	7.927%	TX - 70.78%	360	01-Sep-2005
121516238	1	157,000.00	164,706.31	01-Sep-2006	8.177%	GA - 94.01%	360	01-Aug-2005
121523429	1	79,000.00	81,919.81	01-Apr-2006	8.477%	PA - 69.91%	360	01-Aug-2005
121604301	1	180,000.00	189,933.80	01-Nov-2005	7.977%	FL - 80.00%	360	01-Sep-2005
121664846	2	393,750.00	416,105.22	01-Aug-2006	8.177%	CA - 75.00%	360	01-Sep-2005
121713653	2	636,000.00	441,888.87	01-Jul-2006	8.027%	CA - 80.00%	360	01-Sep-2005
121717716	1	348,000.00	366,638.35	01-Aug-2006	8.500%	CA - 80.00%	360	01-Aug-2005
121784112	1	296,000.00	312,899.52	01-Jan-2006	8.077%	GA - 80.00%	360	01-Sep-2005
TOTAL		2,280,850.00	2,175,556.48

TOTAL		2,935,392.00	2,867,892.99

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
121415470	2	448,000.00	470,694.15	01-Dec-2006	7.677%	CA - 80.00%	360	01-Aug-2005
121428762	1	365,680.00	385,922.53	01-Dec-2006	8.477%	CA - 70.00%	360	01-Aug-2005
121449985	1	319,400.00	339,413.00	01-Jul-2006	8.277%	VA - 74.80%	360	01-Aug-2005
121505552	2	408,000.00	431,895.56	01-Jan-2007	8.125%	CA - 80.00%	360	01-Jul-2005
121509712	1	236,720.00	248,795.18	01-Jan-2007	8.277%	FL - 80.00%	360	01-Oct-2005
121523991	2	472,440.00	508,365.25	01-Jan-2007	8.177%	CA - 79.40%	360	01-Aug-2005
121542104	2	437,500.00	460,958.92	01-Jan-2007	7.977%	FL - 70.00%	360	01-Oct-2005
121636489	2	480,000.00	492,896.12	01-Jan-2007	7.777%	NY - 60.00%	360	01-Sep-2005
121639224	2	439,500.00	467,533.43	01-Jan-2007	8.427%	CA - 75.00%	360	01-Sep-2005
121648802	1	283,100.00	294,439.70	01-Jan-2007	8.177%	FL - 95.00%	360	01-Sep-2005
121657637	2	360,000.00	381,240.33	01-Jan-2007	8.177%	CA - 79.12%	360	01-Sep-2005
121693219	2	999,000.00	1,059,265.66	01-Jan-2007	8.177%	CA - 71.10%	360	01-Aug-2005
121719173	1	208,000.00	221,003.04	01-Jan-2007	8.477%	IL - 80.00%	360	01-Oct-2005
121723728	2	480,000.00	506,795.74	01-Jan-2007	8.250%	CA - 80.00%	360	01-Sep-2005
TOTAL		5,937,340.00	6,269,218.61

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	636,261.06	01-Aug-2006	7.875%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	115,946.32	01-Aug-2006	8.500%	OK - 80.00%	360	01-Mar-2005
121320960	2	385,600.00	406,465.89	01-Nov-2006	8.027%	FL - 80.00%	360	01-Aug-2005
121350333	1	243,750.00	257,898.68	01-Dec-2006	8.127%	MA - 70.65%	360	01-Sep-2005
121439811	1	146,400.00	155,695.91	01-Dec-2006	8.377%	FL - 80.00%	360	01-Aug-2005
121456779	2	500,000.00	523,486.50	01-Sep-2006	8.327%	NY - 70.92%	360	01-Sep-2005
121462541	1	250,000.00	263,544.36	01-Dec-2006	7.877%	NJ - 62.50%	360	01-Aug-2005
121474102	1	244,800.00	261,122.14	01-Sep-2006	8.477%	FL - 80.00%	360	01-Aug-2005
121476894	1	447,850.00	471,668.20	01-Nov-2006	8.377%	NY - 65.00%	360	01-Aug-2005
121484136	2	420,000.00	445,051.27	01-Oct-2006	8.127%	CA - 80.00%	360	01-Aug-2005
121488896	1	462,000.00	487,497.75	01-Nov-2006	8.477%	NY - 56.00%	360	01-Aug-2005
121490232	2	456,000.00	476,069.31	01-Nov-2006	7.877%	CA - 80.00%	360	01-Aug-2005
121507232	1	276,000.00	292,235.08	01-Nov-2006	8.277%	FL - 80.00%	360	01-Sep-2005
121509778	1	320,000.00	337,539.30	01-Oct-2006	7.977%	FL - 80.00%	360	01-Aug-2005
121539993	2	900,000.00	949,244.80	01-Sep-2006	7.977%	CT - 75.00%	360	01-Sep-2005
121555840	2	704,000.00	748,520.60	01-May-2006	8.327%	NJ - 80.00%	360	01-Aug-2005
121557261	1	175,750.00	183,901.12	01-Aug-2006	8.077%	MI - 95.00%	360	01-Sep-2005
121567353	1	264,000.00	280,685.99	01-Oct-2006	8.250%	CA - 80.00%	360	01-Jul-2005
121569030	1	343,200.00	356,277.85	01-Sep-2006	7.077%	CA - 80.00%	360	01-Aug-2005
121581957	1	93,750.00	98,632.09	01-Sep-2006	7.827%	OH - 75.00%	360	01-Sep-2005
121593597	2	628,000.00	651,392.35	01-May-2006	7.027%	FL - 80.00%	360	01-Sep-2005
121599975	1	120,000.00	127,398.33	01-Jun-2006	8.227%	FL - 80.00%	360	01-Aug-2005
121602388	2	567,000.00	596,286.69	01-Oct-2006	7.727%	NJ - 70.00%	360	01-Aug-2005
121611507	2	450,000.00	473,551.25	01-Jul-2006	7.827%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	199,102.14	01-Jun-2006	8.277%	NJ - 80.00%	360	01-Oct-2005
121629998	1	240,000.00	254,160.34	01-Dec-2006	8.177%	MN - 80.00%	360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121636615	1	124,000.00	132,013.63	01-Oct-2006	8.377%	FL - 80.00%	360	01-Aug-2005
121640551	1	200,000.00	212,530.88	01-Dec-2006	8.377%	FL - 74.07%	360	01-Sep-2005
121649721	2	508,000.00	522,960.46	01-Oct-2006	8.077%	CA - 80.00%	360	01-Oct-2005
121674043	2	365,250.00	387,432.23	01-Aug-2006	8.277%	FL - 75.00%	360	01-Sep-2005
121677422	1	279,950.00	295,569.15	01-Jul-2006	8.027%	FL - 79.99%	360	01-Sep-2005
121690974	1	260,800.00	274,892.73	01-Nov-2006	7.927%	AZ - 80.00%	360	01-Sep-2005
121698556	2	910,000.00	957,151.43	01-Apr-2006	7.877%	NJ - 70.00%	360	01-Oct-2005
121704778	2	360,000.00	381,132.48	01-Nov-2006	8.177%	WA - 79.47%	360	01-Sep-2005
121707105	1	162,000.00	171,250.04	01-Sep-2006	8.177%	NY - 74.83%	360	01-Oct-2005
121751049	1	353,000.00	373,766.58	01-Aug-2006	8.177%	CA - 80.00%	360	01-Sep-2005
121776468	2	463,000.00	488,111.46	01-Aug-2006	7.927%	NY - 67.59%	360	01-Sep-2005
121874119	2	397,500.00	415,317.00	01-Dec-2006	8.077%	CA - 75.00%	360	01-Oct-2005
TOTAL		13,921,400.00	14,661,763.39

TOTAL		19,858,740.00	20,930,982.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	41	70	111
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	41	70	111
Curtailments Amount	(1,798,754.18)	(1,534,616.42)	(3,333,370.60)
Paid in Full Balance	21,195,668.04	15,570,720.74	36,766,388.78
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	19,396,913.86	14,036,104.32	33,433,018.18
Cumulative

Number of Paid in Full Loans	1,090	2,106	3,196
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,101	2,131	3,232
Paid in Full Balance	560,892,130.35	507,196,964.27	1,068,089,094.62
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(39,225,434.90)	(35,500,704.34)	(74,726,139.24)
Total Prepayment Amount	529,036,180.11	478,134,578.80	1,007,170,758.91

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	2.65%	2.07%	2.38%
3 Months Avg SMM	3.06%	2.66%	2.87%
12 Months Avg SMM	3.38%	3.51%	3.44%
Avg SMM Since Cut-off	2.55%	2.55%	2.55%

CPR	27.56%	22.18%	25.06%
3 Months Avg CPR	31.10%	27.60%	29.47%
12 Months Avg CPR	33.78%	34.87%	34.31%
Avg CPR Since Cut-off	26.62%	26.64%	26.63%

PSA	614.96%	499.02%	561.40%
3 Months Avg PSA Approximation	726.31%	650.18%	691.02%
12 Months Avg PSA Approximation	997.21%	1,041.97%	1,018.46%
Avg PSA Since Cut-off Approximation	1,067.66%	1,087.45%	1,077.00%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	2.56%	2.07%	2.33%
3 Months Avg SMM	3.01%	2.64%	2.83%
12 Months Avg SMM	3.36%	3.51%	3.43%
Avg SMM Since Cut-off	2.54%	2.55%	2.54%

CPR	26.75%	22.18%	24.62%
3 Months Avg CPR	30.69%	27.44%	29.17%
12 Months Avg CPR	33.68%	34.84%	34.24%
Avg CPR Since Cut-off	26.56%	26.62%	26.59%

PSA	596.86%	499.02%	551.54%
3 Months Avg PSA Approximation	716.67%	646.52%	684.12%
12 Months Avg PSA Approximation	994.29%	1,040.93%	1,016.43%
Avg PSA Since Cut-off Approximation	1,065.15%	1,086.54%	1,075.24%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Jul-05
Jan-06
Jul-06
Jan-07

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120568805	2		975,000.00	592,543.81	07-Jun-2007	7.327%	NY - 65.00%	Paid Off - 360	01-Jul-2005
120843133	1		134,800.00	140,472.32	01-Jun-2007	8.077%	FL - 69.13%	Paid Off - 360	01-Aug-2005
121090645	1		189,200.00	186,699.41	17-May-2007	8.452%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121197695	1		260,000.00	273,914.92	29-May-2007	8.177%	DC - 80.00%	Paid Off - 360	01-Oct-2005
121198901	1		186,850.00	196,196.42	24-May-2007	7.777%	NC - 73.28%	Paid Off - 360	01-Jul-2005
121212475	1		136,000.00	139,201.20	01-May-2007	7.677%	UT - 59.13%	Paid Off - 360	01-Aug-2005
121230952	1		104,000.00	109,843.81	24-May-2007	8.277%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121264029	2		460,000.00	484,425.76	04-Jun-2007	7.927%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121266076	2		380,000.00	392,357.35	22-May-2007	7.927%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121305659	2		360,000.00	380,477.42	04-Jun-2007	8.177%	CA - 73.47%	Paid Off - 360	01-Aug-2005
121310699	2		399,500.00	421,471.22	15-Jun-2007	8.277%	CA - 62.42%	Paid Off - 360	01-Jun-2005
121327004	2		429,600.00	430,474.41	21-May-2007	8.077%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121342644	1		450,000.00	453,288.67	13-Jun-2007	8.000%	CA - 65.69%	Paid Off - 360	01-Jun-2005
121353519	1		212,130.00	220,551.42	12-Jun-2007	7.927%	NC - 90.00%	Paid Off - 360	01-Oct-2005
121368751	2		375,000.00	387,668.56	29-May-2007	7.877%	VA - 68.18%	Paid Off - 360	01-Aug-2005
121377773	2		495,000.00	487,880.85	25-May-2007	7.877%	CA - 59.28%	Paid Off - 360	01-Aug-2005
121418924	2		475,000.00	490,227.59	08-Jun-2007	7.477%	CA - 62.50%	Paid Off - 360	01-Aug-2005
121428694	1		216,000.00	223,565.10	18-May-2007	7.027%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121441489	1		185,500.00	194,510.80	01-Jun-2007	7.827%	CA - 41.22%	Paid Off - 360	01-Aug-2005
121442719	1		236,400.00	249,350.28	31-May-2007	8.377%	CA - 62.38%	Paid Off - 360	01-Sep-2005
121445242	1		200,000.00	196,798.53	14-Jun-2007	8.077%	FL - 62.50%	Paid Off - 360	01-Aug-2005
121447538	1		174,000.00	181,377.85	01-Jun-2007	7.977%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121454220	2		650,000.00	674,504.88	22-May-2007	7.527%	CA - 63.11%	Paid Off - 360	01-Sep-2005
121462569	1		194,000.00	197,552.89	01-Jun-2007	7.627%	CA - 69.78%	Paid Off - 360	01-Aug-2005
121466283	2		552,800.00	582,852.07	30-May-2007	8.127%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121466719	1		250,000.00	264,703.28	06-Jun-2007	8.277%	CA - 64.83%	Paid Off - 360	01-Aug-2005
121476584	1		212,000.00	223,062.10	01-Jun-2007	8.177%	CA - 76.26%	Paid Off - 360	01-Aug-2005
121477720	1		260,000.00	268,456.12	25-May-2007	7.377%	FL - 72.22%	Paid Off - 360	01-Aug-2005
121482333	1		342,000.00	360,609.88	22-May-2007	8.127%	NY - 75.00%	Paid Off - 360	01-Aug-2005
121486033	1		192,000.00	200,147.84	25-May-2007	8.077%	CA - 56.47%	Paid Off - 360	01-Aug-2005
121489586	1		157,000.00	164,440.81	22-May-2007	7.677%	CA - 45.51%	Paid Off - 360	01-Aug-2005
121489921	2		373,250.00	382,778.26	30-May-2007	7.527%	MD - 64.91%	Paid Off - 360	01-Sep-2005
121497419	2		425,000.00	442,773.79	01-Jun-2007	7.677%	CA - 71.43%	Paid Off - 360	01-Aug-2005
121509205	2		552,500.00	575,977.88	22-May-2007	7.427%	CA - 69.06%	Paid Off - 360	01-Aug-2005
121511048	2		650,000.00	651,741.17	07-Jun-2007	7.627%	FL - 72.22%	Paid Off - 360	01-Sep-2005
121513127	1		135,920.00	143,818.76	21-May-2007	8.277%	WA - 79.49%	Paid Off - 360	01-Aug-2005
121513987	2		644,000.00	638,682.33	22-May-2007	7.927%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121519150	1		320,000.00	338,177.04	01-Jun-2007	8.277%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121519512	1		107,000.00	111,202.13	21-May-2007	8.077%	FL - 74.96%	Paid Off - 360	01-Oct-2005
121523575	1		330,000.00	348,380.60	30-May-2007	8.527%	FL - 75.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121537813	1		180,000.00	178,378.56	21-May-2007	8.077%	CA - 59.02%	Paid Off - 360	01-Aug-2005
121538676	2		407,200.00	424,584.55	17-May-2007	7.427%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121538935	2		400,000.00	417,620.26	05-Jun-2007	7.827%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121539036	1		91,000.00	95,644.93	22-May-2007	8.077%	FL - 37.14%	Paid Off - 360	01-Aug-2005
121542946	2		420,000.00	441,415.34	14-Jun-2007	7.977%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121549123	1		147,000.00	154,805.57	23-May-2007	7.977%	WA - 77.37%	Paid Off - 360	01-Aug-2005
121550151	1		291,500.00	308,973.46	21-May-2007	8.377%	NJ - 72.88%	Paid Off - 360	01-Aug-2005
121555311	1		128,000.00	135,306.06	31-May-2007	8.277%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121572601	1		70,600.00	68,054.62	25-May-2007	8.252%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121573175	1		282,000.00	294,280.93	22-May-2007	7.877%	NY - 47.00%	Paid Off - 360	01-Sep-2005
121579733	1		274,400.00	288,965.09	14-Jun-2007	7.977%	NM - 80.00%	Paid Off - 360	01-Aug-2005
121584301	1		170,000.00	178,878.67	01-Jun-2007	7.977%	CA - 20.86%	Paid Off - 360	01-Aug-2005
121587024	1		265,600.00	278,118.64	01-Jun-2007	7.677%	GA - 80.00%	Paid Off - 360	01-Aug-2005
121590112	2		408,750.00	425,409.14	30-May-2007	8.277%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121595922	2		436,000.00	460,096.66	11-Jun-2007	8.177%	MN - 80.00%	Paid Off - 360	01-Sep-2005
121597926	1		262,500.00	273,673.00	30-May-2007	8.377%	NY - 75.00%	Paid Off - 360	01-Sep-2005
121601379	1		324,000.00	335,682.69	21-May-2007	8.177%	FL - 76.24%	Paid Off - 360	01-Aug-2005
121614187	2		500,000.00	494,516.97	06-Jun-2007	7.527%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121615775	1		234,000.00	242,833.54	01-Jun-2007	7.477%	AZ - 63.24%	Paid Off - 360	01-Sep-2005
121616591	2		375,000.00	394,775.76	24-May-2007	8.277%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121618136	1		192,000.00	202,264.24	23-May-2007	8.077%	CA - 39.18%	Paid Off - 360	01-Sep-2005
121620756	1		120,000.00	127,067.09	18-May-2007	8.377%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121628329	1		153,000.00	156,283.07	22-May-2007	8.077%	CA - 28.44%	Paid Off - 360	01-Sep-2005
121633433	1		220,000.00	216,714.83	31-May-2007	8.177%	OH - 80.00%	Paid Off - 360	01-Sep-2005
121635731	1		180,000.00	180,575.23	30-May-2007	8.277%	NJ - 75.00%	Paid Off - 360	01-Sep-2005
121637732	2		935,000.00	979,929.34	06-Jun-2007	7.777%	CA - 74.99%	Paid Off - 360	01-Sep-2005
121639839	1		300,000.00	314,840.67	23-May-2007	7.877%	NJ - 61.22%	Paid Off - 360	01-Sep-2005
121651443	1		205,000.00	201,079.06	01-Jun-2007	7.527%	NJ - 56.94%	Paid Off - 360	01-Sep-2005
121655196	2		429,200.00	425,157.23	06-Jun-2007	8.177%	DE - 80.00%	Paid Off - 360	01-Sep-2005
121664903	1		180,000.00	189,538.49	22-May-2007	8.277%	CA - 62.07%	Paid Off - 360	01-Sep-2005
121667673	1		121,200.00	126,480.24	01-Jun-2007	7.527%	TX - 80.00%	Paid Off - 360	01-Sep-2005
121669822	1		116,800.00	123,044.24	31-May-2007	8.077%	NE - 80.00%	Paid Off - 360	01-Sep-2005
121673113	1		160,000.00	163,476.73	11-Jun-2007	7.877%	MN - 89.89%	Paid Off - 360	01-Oct-2005
121679202	1		224,000.00	232,230.14	24-May-2007	8.077%	CA - 64.93%	Paid Off - 360	01-Sep-2005
121682602	1		181,000.00	189,712.19	16-May-2007	8.277%	NM - 60.94%	Paid Off - 360	01-Oct-2005
121683147	1		320,000.00	328,819.63	06-Jun-2007	7.777%	CA - 78.05%	Paid Off - 360	01-Sep-2005
121687927	1		213,750.00	218,307.52	01-Jun-2007	8.177%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121688099	2		405,000.00	415,237.64	12-Jun-2007	7.777%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121689233	2		388,000.00	402,808.41	22-May-2007	8.127%	CA - 63.50%	Paid Off - 360	01-Sep-2005
121693194	2		825,000.00	865,677.07	07-Jun-2007	7.777%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121694565	1		213,600.00	225,031.64	12-Jun-2007	8.177%	NV - 80.00%	Paid Off - 360	01-Oct-2005
121701037	2		700,000.00	732,136.65	23-May-2007	7.677%	CA - 70.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121703164	2		368,000.00	386,940.69	14-Jun-2007	7.977%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121713026	2		464,000.00	488,688.95	22-May-2007	8.077%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121717123	2		440,000.00	461,161.14	08-Jun-2007	7.875%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121723733	1		214,000.00	223,487.79	16-May-2007	8.000%	WA - 80.00%	Paid Off - 360	01-Sep-2005
121755554	1		145,000.00	152,601.55	08-Jun-2007	8.077%	PA - 39.73%	Paid Off - 360	01-Sep-2005
121760233	1		157,500.00	163,813.25	17-May-2007	7.877%	WI - 70.00%	Paid Off - 360	01-Oct-2005
121763259	1		345,000.00	360,637.72	22-May-2007	7.927%	NJ - 75.00%	Paid Off - 360	01-Sep-2005
121764184	2		584,000.00	613,364.48	24-May-2007	8.027%	MD - 80.00%	Paid Off - 360	01-Oct-2005
121768172	2		455,200.00	456,000.00	22-May-2007	8.077%	MD - 79.17%	Paid Off - 360	01-Sep-2005
121770648	2		630,000.00	666,419.88	01-Jun-2007	8.427%	CA - 73.26%	Paid Off - 360	01-Oct-2005
121771180	2		368,000.00	386,367.29	21-May-2007	7.977%	CA - 52.20%	Paid Off - 360	01-Oct-2005
121781721	1		322,500.00	342,314.58	16-May-2007	8.527%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121782750	1		266,000.00	277,698.73	01-Jun-2007	7.627%	NY - 70.00%	Paid Off - 360	01-Oct-2005
121783781	1		57,000.00	53,355.89	14-Jun-2007	8.102%	FL - 12.28%	Paid Off - 360	01-Oct-2005
121784263	1		221,000.00	233,206.52	31-May-2007	8.277%	CA - 71.29%	Paid Off - 360	01-Oct-2005
121792628	2		900,000.00	941,467.91	30-May-2007	7.677%	CA - 32.14%	Paid Off - 360	01-Sep-2005
121801213	2		525,000.00	547,433.74	31-May-2007	7.827%	VA - 66.62%	Paid Off - 360	01-Oct-2005
121814611	1		356,000.00	376,274.17	31-May-2007	8.377%	CA - 73.40%	Paid Off - 360	01-Oct-2005
121816797	1		195,000.00	206,105.16	21-May-2007	8.377%	FL - 75.00%	Paid Off - 360	01-Oct-2005
121823863	1		227,000.00	238,512.37	16-May-2007	8.077%	CA - 49.35%	Paid Off - 360	01-Oct-2005
121824675	1		329,600.00	335,519.94	23-May-2007	7.577%	IL - 80.00%	Paid Off - 360	01-Oct-2005
121828438	2		417,600.00	445,302.76	06-Jun-2007	7.927%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121830716	1		170,000.00	177,357.72	23-May-2007	7.875%	CA - 44.74%	Paid Off - 360	01-Sep-2005
121831685	2		394,000.00	413,976.57	01-Jun-2007	7.875%	CA - 71.64%	Paid Off - 360	01-Aug-2005
121845373	1		119,700.00	115,105.41	29-May-2007	8.177%	OH - 90.00%	Paid Off - 360	01-Oct-2005
121846639	1		350,000.00	366,936.69	30-May-2007	7.877%	CA - 46.98%	Paid Off - 360	01-Oct-2005
121851450	2		470,000.00	492,342.26	01-Jun-2007	7.827%	CA - 77.05%	Paid Off - 360	01-Oct-2005
121862041	1		283,920.00	297,595.45	30-May-2007	7.877%	GA - 80.00%	Paid Off - 360	01-Oct-2005
121876815	1		228,800.00	234,814.85	17-May-2007	8.027%	NY - 80.00%	Paid Off - 360	01-Oct-2005

TOTAL			35,835,370.00	36,766,388.78

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
		Group 2	Group 1	Total
Current
Number of Loans Liquidated		1	0	1
Collateral Principal Realized Loss/(Gain) Amount		121,136.56	846.30	121,982.86
Collateral Interest Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		563,395.57	(846.30)	562,549.27
Cumulative
Number of Loans Liquidated		2	2	4
Collateral Realized Loss/(Gain) Amount		121,136.56	28,681.12	149,817.68
Net Liquidation Proceeds		992,185.23	335,495.05	1,327,680.28

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.09%	0.00%	0.05%
3 Months Avg MDR	0.05%	0.02%	0.03%
12 Months Avg MDR	0.01%	0.00%	0.01%
Avg MDR Since Cut-off	0.01%	0.00%	0.00%

CDR	1.08%	0.00%	0.57%
3 Months Avg CDR	0.58%	0.21%	0.40%
12 Months Avg CDR	0.15%	0.05%	0.10%
Avg CDR Since Cut-off	0.08%	0.03%	0.06%

SDA	240.77%	0.00%	127.79%
3 Months Avg SDA Approximation	135.76%	48.86%	94.90%
12 Months Avg SDA Approximation	42.99%	15.50%	30.08%
Avg SDA Since Cut-off Approximation	33.40%	12.08%	23.44%

Principal Only Loss Severity Approx for Current Period	17.70%	0.00%	17.82%
3 Months Avg Loss Severity Approximation	10.88%	7.88%	10.14%
12 Months Avg Loss Severity Approximation	10.88%	7.88%	10.14%
Avg Loss Severity Approximation Since Cut-Off	10.88%	7.88%	10.14%

Principal & Interest Loss Severity Approx for Current Period	17.70%	0.00%	17.82%
3 Months Avg Loss Severity Approximation	10.88%	7.88%	10.14%
12 Months Avg Loss Severity Approximation	10.88%	7.88%	10.14%
Avg Loss Severity Approximation Since Cut-Off	10.88%	7.88%	10.14%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
June 25, 2007 Distribution
Realized Loss Detail Report
Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)
121783771	1		0.000%	FL - 72.70%	360	0.00	Revision	(672.00)	(672.00)
121795014	1		0.000%	MI - 90.00%	360	0.00	Revision	1,518.30	1,518.30
121775582	2	REO	8.500%	VA - 78.79%	360	684,532.13		121,136.56	121,136.56

TOTAL						684,532.13		121,982.86	121,982.86

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			46,427,833.05
(b) 50% of Aggregate Balance of Sub. Certificates			98,764,699.69

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.0753%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			149,817.68
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	86.290755%	86.197244%	86.246562%
Next Senior Percentage	85.933828%	85.905919%	85.920596%
Current Subordinate Percentage	13.709245%	13.802756%	13.753438%
Next Subordinate Percentage	14.066172%	14.094081%	14.079404%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			5.027000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

June 25, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	5,005,347.20	4,571,664.70	9,577,011.90
Current Scheduled Payments 1 Month Prior	5,116,181.10	4,717,623.84	9,833,804.94
Current Scheduled Payments 2 Month Prior	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 3 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 4 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 5 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 6 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 7 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 8 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 9 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 10 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23
Current Scheduled Payments 11 Month Prior	6,495,868.16	6,084,969.45	12,580,837.61

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		20
		9. Prepayment Detail Report		25
		10. Realized Loss Report		29
		11. Realized Loss Detail Report		32
		12. Triggers and Adj. Cert. Report		33
		13. Additional Certificate Report		34
		14. Other Related Information		35

		Total Number of Pages		35

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	July 25, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	June 29, 2007	Factor Information:		(800) 735-7777
	July 24, 2007	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	342,624,543.44	1,607,411.50	9,906,232.71	11,513,644.21	0.00	0.00	332,718,310.73
1-A-2	FLT	262,356,000.00	142,760,317.10	729,236.14	4,127,599.58	4,856,835.72	0.00	0.00	138,632,717.52
1-A-3A	FLT	77,413,000.00	42,124,077.33	202,186.94	1,217,924.75	1,420,111.69	0.00	0.00	40,906,152.58
1-A-3B	FLT	80,000,000.00	43,531,786.48	205,316.16	1,258,625.57	1,463,941.73	0.00	0.00	42,273,160.91
2-A-1A	FLT	398,032,000.00	216,792,129.02	1,017,072.97	8,076,975.66	9,094,048.63	0.00	0.00	208,715,153.36
2-A-1B	FLT	300,000,000.00	163,398,015.00	830,571.11	6,087,683.14	6,918,254.25	0.00	0.00	157,310,331.86
2-A-2A	FLT	50,000,000.00	27,233,002.50	129,351.24	1,014,613.86	1,143,965.10	0.00	0.00	26,218,388.64
2-A-2B	FLT	65,846,000.00	35,863,685.65	192,131.49	1,336,165.28	1,528,296.77	0.00	0.00	34,527,520.37
2-A-2C	FLT	175,000,000.00	95,315,508.73	470,997.36	3,551,148.50	4,022,145.86	0.00	0.00	91,764,360.23
2-A-3A	FLT	84,508,000.00	46,028,131.50	220,925.60	1,714,859.76	1,935,785.36	0.00	0.00	44,313,271.74
2-A-3B	FLT	90,000,000.00	49,019,404.51	231,198.32	1,826,304.93	2,057,503.25	0.00	0.00	47,193,099.58
1-X	CSTR	0.00	0.00	920,476.88	0.00	920,476.88	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	896,190.93	0.00	896,190.93	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,114,157.74	59,558.73	2,365.71	61,924.44	0.00	0.00	12,111,792.03
B-2	SUB	49,300,000.00	48,949,100.55	242,695.59	9,559.01	252,254.60	0.00	0.00	48,939,541.54
B-3	SUB	33,764,000.00	33,523,680.15	173,198.28	6,546.66	179,744.94	0.00	0.00	33,517,133.49
B-4	SUB	14,470,000.00	14,367,007.82	74,944.69	2,805.66	77,750.35	0.00	0.00	14,364,202.16
B-5	SUB	13,264,000.00	13,169,591.68	70,234.82	2,571.82	72,806.64	0.00	0.00	13,167,019.86
B-6	SUB	10,853,000.00	10,775,752.31	58,994.72	2,104.34	61,099.06	0.00	0.00	10,773,647.97
B-7	SUB	9,647,000.00	9,578,336.18	52,439.15	1,870.50	54,309.65	0.00	0.00	9,576,465.68
B-8	SUB	7,235,000.00	7,183,503.89	39,328.00	1,402.83	40,730.83	0.00	0.00	7,182,101.06
B-9	SUB	16,882,000.00	16,761,840.08	91,767.16	3,273.33	95,040.49	0.00	0.00	16,758,566.75
B-10	SUB	18,088,000.00	17,959,256.22	98,322.73	3,507.17	101,829.90	0.00	0.00	17,955,749.05
B-11	SUB	13,269,015.79	13,024,754.11	71,307.48	2,543.53	73,851.01	46,669.47	0.00	12,975,541.11
B-X	CSTR	0.00	0.00	222,558.39	0.00	222,558.39	0.00	0.00	0.00
P-1	SUB	100.00	100.00	377,943.81	0.00	377,943.81	0.00	0.00	100.00
P-2	SUB	100.00	100.00	457,996.06	0.00	457,996.06	0.00	0.00	100.00

Total		2,411,782,315.79	1,402,097,781.99	9,744,356.25	40,156,684.30	49,901,040.55	46,669.47	0.00	1,361,894,428.22

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	06/25/07	07/24/07	A-Act/360	45660LVZ9	629,654,000.00	544.147331	2.552849	15.732819	18.285668	528.414511
1-A-2	06/25/07	07/24/07	A-Act/360	45660LWA3	262,356,000.00	544.147331	2.779567	15.732819	18.512387	528.414511
1-A-3A	06/25/07	07/24/07	A-Act/360	45660LWB1	77,413,000.00	544.147331	2.611796	15.732819	18.344615	528.414512
1-A-3B	06/25/07	07/24/07	A-Act/360	45660LWC9	80,000,000.00	544.147331	2.566452	15.732820	18.299272	528.414511
2-A-1A	06/25/07	07/24/07	A-Act/360	45660LWD7	398,032,000.00	544.660050	2.555254	20.292277	22.847531	524.367773
2-A-1B	06/25/07	07/24/07	A-Act/360	45660LWE5	300,000,000.00	544.660050	2.768570	20.292277	23.060847	524.367773
2-A-2A	06/25/07	07/24/07	A-Act/360	45660LWV7	50,000,000.00	544.660050	2.587025	20.292277	22.879302	524.367773
2-A-2B	06/01/07	06/30/07	A-30/360	45660LWW5	65,846,000.00	544.660050	2.917892	20.292277	23.210169	524.367773
2-A-2C	06/25/07	07/24/07	A-Act/360	45660LWF2	175,000,000.00	544.660050	2.691413	20.292277	22.983691	524.367773
2-A-3A	06/25/07	07/24/07	A-Act/360	45660LWG0	84,508,000.00	544.660050	2.614257	20.292277	22.906534	524.367773
2-A-3B	06/25/07	07/24/07	A-Act/360	45660LWH8	90,000,000.00	544.660050	2.568870	20.292277	22.861147	524.367773
1-X	06/01/07	06/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.877127	0.000000	0.877127	0.000000
2-X	06/01/07	06/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.770330	0.000000	0.770330	0.000000
A-R	06/01/07	06/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	06/25/07	07/24/07	A-Act/360	45660LWJ4	12,201,000.00	992.882365	4.881463	0.193895	5.075358	992.688471
B-2	06/25/07	07/24/07	A-Act/360	45660LWK1	49,300,000.00	992.882364	4.922831	0.193895	5.116726	992.688469
B-3	06/25/07	07/24/07	A-Act/360	45660LWL9	33,764,000.00	992.882364	5.129673	0.193895	5.323568	992.688470
B-4	06/25/07	07/24/07	A-Act/360	45660LWM7	14,470,000.00	992.882365	5.179315	0.193895	5.373210	992.688470
B-5	06/25/07	07/24/07	A-Act/360	45660LWN5	13,264,000.00	992.882364	5.295146	0.193895	5.489041	992.688470
B-6	06/25/07	07/24/07	A-Act/360	45660LWP0	10,853,000.00	992.882365	5.435798	0.193895	5.629693	992.688470
B-7	06/25/07	07/24/07	A-Act/360	45660LWQ8	9,647,000.00	992.882366	5.435799	0.193894	5.629693	992.688471
B-8	06/25/07	07/24/07	A-Act/360	45660LWR6	7,235,000.00	992.882362	5.435798	0.193895	5.629693	992.688467
B-9	06/25/07	07/24/07	A-Act/360	45660LWX3	16,882,000.00	992.882365	5.435799	0.193895	5.629694	992.688470
B-10	06/25/07	07/24/07	A-Act/360	45660LWY1	18,088,000.00	992.882365	5.435799	0.193895	5.629694	992.688470
B-11	06/25/07	07/24/07	A-Act/360	45660LWZ8	13,269,015.79	981.591575	5.373984	0.191689	5.565674	977.882709
B-X	06/01/07	06/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	1.118536	0.000000	1.118536	0.000000
P-1	06/25/07	07/24/07	A-30/360	45660LYU7	100.00	1,000.000000	3,779,438.100000	0.000000 3,779,438.100000		1,000.000000
P-2	06/25/07	07/24/07	A-30/360	45660LYV5	100.00	1,000.000000	4,579,960.600000	0.000000 4,579,960.600000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	50,477,864.90	293,112,499.80	3,823,189.47	296,935,689.27	347,413,554.17	0.00	0.00	332,718,310.73
1-A-2	262,356,000.00	23,064,034.99	122,130,285.85	1,592,996.63	123,723,282.48	146,787,317.47	0.00	0.00	138,632,717.52
1-A-3A	77,413,000.00	6,361,874.49	36,036,804.24	470,043.18	36,506,847.42	42,868,721.91	0.00	0.00	40,906,152.58
1-A-3B	80,000,000.00	6,450,579.14	37,241,087.92	485,751.16	37,726,839.09	44,177,418.23	0.00	0.00	42,273,160.91
2-A-1A	398,032,000.00	31,576,987.55	186,875,083.12	2,441,763.52	189,316,846.64	220,893,834.19	0.00	0.00	208,715,153.36
2-A-1B	300,000,000.00	25,961,743.77	140,849,290.84	1,840,377.30	142,689,668.14	168,651,411.91	0.00	0.00	157,310,331.86
2-A-2A	50,000,000.00	4,020,303.71	23,474,881.81	306,729.55	23,781,611.36	27,801,915.07	0.00	0.00	26,218,388.64
2-A-2B	65,846,000.00	5,287,509.45	30,914,541.35	403,938.28	31,318,479.63	36,605,989.08	0.00	0.00	34,527,520.37
2-A-2C	175,000,000.00	14,688,203.30	82,162,086.35	1,073,553.42	83,235,639.77	97,923,843.07	0.00	0.00	91,764,360.23
2-A-3A	84,508,000.00	6,872,700.53	39,676,306.24	518,422.02	40,194,728.26	47,067,428.79	0.00	0.00	44,313,271.74
2-A-3B	90,000,000.00	7,181,349.02	42,254,787.21	552,113.19	42,806,900.42	49,988,249.44	0.00	0.00	47,193,099.58
1-X	0.00	19,382,624.83	0.00	0.00	0.00	19,382,624.83	0.00	0.00	0.00
2-X	0.00	17,828,596.88	0.00	0.00	0.00	17,828,596.88	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,278,594.70	7,137.68	82,070.29	89,207.97	1,367,802.67	0.00	0.00	12,111,792.03
B-2	49,300,000.00	5,213,128.55	28,840.89	331,617.57	360,458.46	5,573,587.01	0.00	0.00	48,939,541.54
B-3	33,764,000.00	3,730,468.54	19,752.20	227,114.31	246,866.51	3,977,335.05	0.00	0.00	33,517,133.49
B-4	14,470,000.00	1,615,214.24	8,465.07	97,332.77	105,797.84	1,721,012.08	0.00	0.00	14,364,202.16
B-5	13,264,000.00	1,515,829.13	7,759.54	89,220.60	96,980.14	1,612,809.27	0.00	0.00	13,167,019.86
B-6	10,853,000.00	1,275,304.50	6,349.09	73,002.94	79,352.03	1,354,656.53	0.00	0.00	10,773,647.97
B-7	9,647,000.00	1,124,871.96	5,643.57	64,890.75	70,534.32	1,195,406.28	0.00	0.00	9,576,465.68
B-8	7,235,000.00	831,066.57	4,232.53	48,666.41	52,898.94	883,965.51	0.00	0.00	7,182,101.06
B-9	16,882,000.00	1,939,193.69	9,876.10	113,557.15	123,433.25	2,062,626.94	0.00	0.00	16,758,566.75
B-10	18,088,000.00	2,077,723.93	10,581.62	121,669.33	132,250.95	2,209,974.88	0.00	0.00	17,955,749.05
B-11	13,269,015.79	1,523,201.40	7,733.55	89,253.82	96,987.39	1,620,188.80	196,487.17	0.00	12,975,541.11
B-X	0.00	2,743,635.42	0.00	0.00	0.00	2,743,635.42	0.00	0.00	0.00
P-1	100.00	10,028,665.69	0.00	0.00	0.00	10,028,665.69	0.00	0.00	100.00
P-2	100.00	6,765,067.13	0.00	0.00	0.00	6,765,067.13	0.00	0.00	100.00

Total	2,411,782,315.79	260,954,887.48	1,034,844,108.88	14,847,291.35	1,049,691,400.28	1,310,646,287.77	196,487.17	0.00	1,361,894,428.22

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63000%	342,624,543.44	1,607,480.15	68.65	0.00	0.00	1,607,411.50	1,607,411.50	0.00
1-A-2	6.13000%	142,760,317.10	729,267.29	31.14	0.00	0.00	729,236.15	729,236.14	0.00
1-A-3A	5.76000%	42,124,077.33	202,195.57	8.63	0.00	0.00	202,186.94	202,186.94	0.00
1-A-3B	5.66000%	43,531,786.48	205,324.93	8.77	0.00	0.00	205,316.16	205,316.16	0.00
2-A-1A	5.63000%	216,792,129.02	1,017,116.41	43.44	0.00	0.00	1,017,072.97	1,017,072.97	0.00
2-A-1B	6.10000%	163,398,015.00	830,606.58	35.47	0.00	0.00	830,571.11	830,571.11	0.00
2-A-2A	5.70000%	27,233,002.50	129,356.76	5.52	0.00	0.00	129,351.24	129,351.24	0.00
2-A-2B	6.42900%	35,863,685.65	192,139.70	8.21	0.00	0.00	192,131.49	192,131.49	0.00
2-A-2C	5.93000%	95,315,508.73	471,017.47	20.11	0.00	0.00	470,997.36	470,997.36	0.00
2-A-3A	5.76000%	46,028,131.50	220,935.03	9.44	0.00	0.00	220,925.59	220,925.60	0.00
2-A-3B	5.66000%	49,019,404.51	231,208.19	9.87	0.00	0.00	231,198.32	231,198.32	0.00
1-X	0.00000%	0.00	920,516.19	39.31	0.00	0.00	920,476.88	920,476.88	0.00
2-X	0.00000%	0.00	896,229.21	38.27	0.00	0.00	896,190.94	896,190.93	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90000%	12,114,157.74	59,561.28	2.54	0.00	0.00	59,558.74	59,558.73	0.00
B-2	5.95000%	48,949,100.55	242,705.96	10.36	0.00	0.00	242,695.60	242,695.59	0.00
B-3	6.20000%	33,523,680.15	173,205.68	7.40	0.00	0.00	173,198.28	173,198.28	0.00
B-4	6.26000%	14,367,007.82	74,947.89	3.20	0.00	0.00	74,944.69	74,944.69	0.00
B-5	6.40000%	13,169,591.68	70,237.82	3.00	0.00	0.00	70,234.82	70,234.82	0.00
B-6	6.57000%	10,775,752.31	58,997.24	2.52	0.00	0.00	58,994.72	58,994.72	0.00
B-7	6.57000%	9,578,336.18	52,441.39	2.24	0.00	0.00	52,439.15	52,439.15	0.00
B-8	6.57000%	7,183,503.89	39,329.68	1.68	0.00	0.00	39,328.00	39,328.00	0.00
B-9	6.57000%	16,761,840.08	91,771.07	3.92	0.00	0.00	91,767.15	91,767.16	0.00
B-10	6.57000%	17,959,256.22	98,326.93	4.20	0.00	0.00	98,322.73	98,322.73	0.00
B-11	6.57000%	13,024,754.11	71,310.53	3.05	0.00	0.00	71,307.48	71,307.48	0.00
B-X	0.00000%	0.00	222,567.89	9.50	0.01	0.00	222,558.40	222,558.39	0.01
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	377,943.81	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	457,996.06	0.00

Total		1,402,097,781.99	8,908,796.84	380.44	0.01	0.00	8,908,416.41	9,744,356.25	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	920,476.88	0.00	920,476.88	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	896,190.93	0.00	896,190.93	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	222,558.39	0.00	222,558.39	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,039,226.20	0.00	2,039,226.20	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	06/01/07	06/30/07	A-30/360	1,049,423,000.00		544.147331	0.877127	0.000000	0.877127	528.414511
2-X-IO	06/01/07	06/30/07	A-30/360	1,163,386,000.00		544.660050	0.770330	0.000000	0.770330	524.367773
B-X-IO	06/01/07	06/30/07	A-30/360	198,973,015.00		992.129414	1.118536	0.000000	1.118536	991.701114
1-X-PO	06/01/07	06/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	06/01/07	06/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	06/01/07	06/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	06/01/07	06/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	19,382,604.23	0.00	0.00	0.00	19,382,624.83	0.00	0.00	0.00
2-X-IO	0.00	17,828,596.85	0.00	0.00	0.00	17,828,596.85	0.00	0.00	0.00
B-X-IO	0.00	2,743,635.40	0.00	0.00	0.00	2,743,635.40	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	39,954,836.48	0.00	0.00	0.00	39,954,857.08	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.93440%	571,040,724.35	920,516.19	39.31	0.00	0.00	920,476.88	920,476.88	0.00
2-X-IO	1.69727%	633,649,876.91	896,229.21	38.27	0.00	0.00	896,190.94	896,190.93	0.00
B-X-IO	1.35295%	197,406,980.73	222,567.89	9.50	0.01	0.00	222,558.40	222,558.39	0.01
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,402,097,581.99	2,039,313.29	87.08	0.01	0.00	2,039,226.22	2,039,226.20	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	23,646,206.86	16,510,477.44	40,156,684.30
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	23,646,206.86	16,510,477.44	40,156,684.30
Interest Collections	4,684,055.60	4,310,334.64	8,994,390.24
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	457,996.06	377,943.81	835,939.87
Interest Fees	(37,812.78)	(40,448.48)	(85,973.86)
TOTAL NET INTEREST	5,104,238.88	4,647,829.97	9,744,356.25
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	28,750,445.74	21,158,307.41	49,901,040.55

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,538.17	672.87	3,211.04
Curtailments	(1,855,613.07)	(1,579,836.06)	(3,435,449.13)
Prepayments In Full	24,943,312.72	18,089,640.63	43,032,953.35
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	602,638.51	0.00	602,638.51
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,538.17)	(491.38)	(3,029.55)
Realized Losses	(46,669.47)	0.00	(46,669.47)
Advanced Principal	2,538.17	491.38	3,029.55
TOTAL PRINCIPAL COLLECTED	23,646,206.86	16,510,477.44	40,156,684.30

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	4,873,023.22	4,478,271.09	9,351,294.31
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	3,954.82	0.00	3,954.82
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(11,351.14)	(15,354.48)	(26,705.62)
Delinquent Interest	(4,088,416.10)	(3,615,930.25)	(7,704,346.35)
Compensating Interest	11,351.14	15,354.48	26,705.63
Civil Relief Act Shortfalls	0.00	(380.45)	(380.45)
Interest Advanced	3,895,493.66	3,448,374.25	7,343,867.91
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	4,684,055.60	4,310,334.64	8,994,390.24

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	457,996.06	377,943.81	835,939.87
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	457,996.06	377,943.81	835,939.87

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	37,505.54	40,171.51	77,677.05
Class 1-A-3B Ambac Premium			3,627.65
Class 2-A-3B Ambac Premium			4,084.95
Trustee Fees	307.24	276.97	584.21
TOTAL INTEREST FEES	37,812.78	40,448.48	85,973.86

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,627.65
Class 2-A-3B Ambac Premium			4,084.95

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,452	2,746	4,198
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(48)	(79)	(127)
Repurchases	0	0	0
Liquidations	(1)	0	(1)
Current	1,403	2,667	4,070
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	737,369,549.55	664,728,032.44	1,402,097,581.99
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,538.17)	(672.87)	(3,211.04)
Partial Prepayments	1,855,613.07	1,579,836.06	3,435,449.13
Full Voluntary Prepayments	(24,943,312.72)	(18,089,640.63)	(43,032,953.35)
Repurchases	0.00	0.00	0.00
Liquidations	(602,638.51)	0.00	(602,638.51)
Current	713,676,673.22	648,217,555.00	1,361,894,228.22

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.93344%	8.08117%	8.00326%
Weighted Average Coupon Current	7.93683%	8.08440%	8.00679%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	337	338	338
Weighted Average Months to Maturity Current	336	337	337
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	337	338	338
Weighted Avg Remaining Amortization Term Current	336	337	337
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	22.41	22.22	22.32
Weighted Average Seasoning Current	23.41	23.22	23.32

Weighted Average Coupon by Groups
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07
Group 1
Group 2

Total Weighted Average Coupon
Aug-05
Feb-06
Aug-06
Feb-07

Weighted Average Amortization Term by Groups
400
350
300
250
200
150
100
50
0
Aug-05
Feb-06
Aug-06
Feb-07
Group 1
Group 2

Total Weighted Average Amortization Term
400
350
300
250
200
150
100
50
0
Aug-05
Feb-06
Aug-06
Feb-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.90749%	3.05477%	2.97709%
Weighted Average Margin Current	2.90910%	3.05610%	2.97879%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.05856%	8.85355%	8.96167%
Weighted Average Max Rate Current	9.06168%	8.85332%	8.96290%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	999.00000%	999.00000%	999.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	37,505.54	40,171.51	77,677.05
Delinquent Servicing Fees	192,922.44	167,556.00	360,478.44
TOTAL SERVICING FEES	230,427.99	207,727.51	438,155.50

Total Servicing Fees	230,427.99	207,727.51	438,155.50
Compensating Interest	(11,351.14)	(15,354.48)	(26,705.63)
Delinquent Servicing Fees	(192,922.44)	(167,556.00)	(360,478.44)
COLLECTED SERVICING FEES	26,154.40	24,817.03	50,971.43
Total Advanced Interest	3,895,493.66	3,448,374.25	7,343,867.91
Total Advanced Principal	2,538.17	491.38	3,029.55
Aggregate Advances with respect to this Distribution	3,898,031.83	3,448,865.63	7,346,897.46

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	11,351.14	15,354.48	26,705.62
Compensating Interest	(11,351.14)	(15,354.48)	(26,705.63)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.561326%	7.708897%	7.631289%
Current Deferred Interest	2,410,334.53	2,234,007.43	4,644,341.97
Cumulative Deferred Interest	2,410,334.53	2,234,007.43	4,644,341.97
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		44,788,191.58	16,554,789.11	10,823,453.66	72,166,434.35
	% Balance		3.29%	1.22%	0.79%	5.30%
	# Loans		125	50	31	206
	% # Loans		3.07%	1.23%	0.76%	5.06%

FORECLOSURE	Balance	0.00	0.00	0.00	21,299,985.28	21,299,985.28
	% Balance	0.00%	0.00%	0.00%	1.56%	1.56%
	# Loans	0	0	0	55	55
	% # Loans	0.00%	0.00%	0.00%	1.35%	1.35%

BANKRUPTCY	Balance	1,850,026.42	349,423.62	380,762.56	2,448,100.76	5,028,313.36
	% Balance	0.14%	0.03%	0.03%	0.18%	0.37%
	# Loans	5	1	1	7	14
	% # Loans	0.12%	0.02%	0.02%	0.17%	0.34%

REO	Balance	0.00	0.00	0.00	4,635,920.40	4,635,920.40
	% Balance	0.00%	0.00%	0.00%	0.34%	0.34%
	# Loans	0	0	0	16	16
	% # Loans	0.00%	0.00%	0.00%	0.39%	0.39%

TOTAL	Balance	1,850,026.42	45,137,615.20	16,935,551.67	39,207,460.10	103,130,653.39
	% Balance	0.14%	3.31%	1.24%	2.88%	7.57%
	# Loans	5	126	51	109	291
	% # Loans	0.12%	3.10%	1.25%	2.68%	7.15%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		19,247,099.97	9,164,525.96	5,103,227.74	33,514,853.67
	% Balance		2.97%	1.41%	0.79%	5.17%
	# Loans		75	35	19	129
	% # Loans		2.81%	1.31%	0.71%	4.84%

FORECLOSURE	Balance	0.00	0.00	0.00	7,176,369.58	7,176,369.58
	% Balance	0.00%	0.00%	0.00%	1.11%	1.11%
	# Loans	0	0	0	30	30
	% # Loans	0.00%	0.00%	0.00%	1.12%	1.12%

BANKRUPTCY	Balance	384,126.18	349,423.62	0.00	765,541.37	1,499,091.17
	% Balance	0.06%	0.05%	0.00%	0.12%	0.23%
	# Loans	2	1	0	3	6
	% # Loans	0.07%	0.04%	0.00%	0.11%	0.22%

REO	Balance	0.00	0.00	0.00	3,774,941.72	3,774,941.72
	% Balance	0.00%	0.00%	0.00%	0.58%	0.58%
	# Loans	0	0	0	14	14
	% # Loans	0.00%	0.00%	0.00%	0.52%	0.52%

TOTAL	Balance	384,126.18	19,596,523.59	9,164,525.96	16,820,080.41	45,965,256.14
	% Balance	0.06%	3.02%	1.41%	2.59%	7.09%
	# Loans	2	76	35	66	179
	% # Loans	0.07%	2.85%	1.31%	2.47%	6.71%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		25,541,091.61	7,390,263.15	5,720,225.92	38,651,580.68
	% Balance		3.58%	1.04%	0.80%	5.42%
	# Loans		50	15	12	77
	% # Loans		3.56%	1.07%	0.86%	5.49%

FORECLOSURE	Balance	0.00	0.00	0.00	14,123,615.70	14,123,615.70
	% Balance	0.00%	0.00%	0.00%	1.98%	1.98%
	# Loans	0	0	0	25	25
	% # Loans	0.00%	0.00%	0.00%	1.78%	1.78%

BANKRUPTCY	Balance	1,465,900.24	0.00	380,762.56	1,682,559.39	3,529,222.19
	% Balance	0.21%	0.00%	0.05%	0.24%	0.49%
	# Loans	3	0	1	4	8
	% # Loans	0.21%	0.00%	0.07%	0.29%	0.57%

REO	Balance	0.00	0.00	0.00	860,978.68	860,978.68
	% Balance	0.00%	0.00%	0.00%	0.12%	0.12%
	# Loans	0	0	0	2	2
	% # Loans	0.00%	0.00%	0.00%	0.14%	0.14%

TOTAL	Balance	1,465,900.24	25,541,091.61	7,771,025.71	22,387,379.69	57,165,397.25
	% Balance	0.21%	3.58%	1.09%	3.14%	8.01%
	# Loans	3	50	16	43	112
	% # Loans	0.21%	3.56%	1.14%	3.06%	7.98%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

July 25, 2007 Distribution

REO Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became REO Property this Period:
121449985	1	319,400.00	340,650.30	01-Jul-2006	8.279%	VA - 74.80%	360	01-Aug-2005
121567353	1	264,000.00	281,634.44	01-Oct-2006	8.250%	CA - 80.00%	360	01-Jul-2005
121569030	1	343,200.00	357,192.93	01-Sep-2006	7.079%	CA - 80.00%	360	01-Aug-2005
121599975	1	120,000.00	127,857.04	01-Jun-2006	8.229%	FL - 80.00%	360	01-Aug-2005
121690974	1	260,800.00	275,807.33	01-Nov-2006	7.929%	AZ - 80.00%	360	01-Sep-2005
121751049	1	353,000.00	375,093.57	01-Aug-2006	8.179%	CA - 80.00%	360	01-Sep-2005
TOTAL		1,660,400.00	1,758,235.61

Became REO Property in a Prior Period:
121277360	1	191,100.00	202,135.03	01-Aug-2006	7.929%	TX - 70.78%	360	01-Sep-2005
121366767	1	332,792.00	351,605.67	01-Jul-2006	7.979%	CA - 79.81%	360	01-Aug-2005
121500221	1	321,750.00	343,156.61	01-Sep-2006	8.279%	CA - 75.00%	360	01-Aug-2005
121516238	1	157,000.00	165,205.10	01-Sep-2006	8.179%	GA - 94.01%	360	01-Aug-2005
121523429	1	79,000.00	82,184.74	01-Apr-2006	8.479%	PA - 69.91%	360	01-Aug-2005
121604301	1	180,000.00	190,574.33	01-Nov-2005	7.979%	FL - 80.00%	360	01-Sep-2005
121664846	2	393,750.00	417,579.88	01-Aug-2006	8.179%	CA - 75.00%	360	01-Sep-2005
121713653	2	636,000.00	443,398.80	01-Jul-2006	8.029%	CA - 80.00%	360	01-Sep-2005
121717716	1	348,000.00	367,861.96	01-Aug-2006	8.500%	CA - 80.00%	360	01-Aug-2005
121784112	1	296,000.00	313,982.67	01-Jan-2006	8.079%	GA - 80.00%	360	01-Sep-2005
TOTAL		2,935,392.00	2,877,684.79

TOTAL		4,595,792.00	4,635,920.40

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
121084319	2	590,000.00	620,130.93	01-Feb-2007	7.629%	CA - 73.75%	360	01-Aug-2005
121384119	1	260,000.00	276,474.68	01-Feb-2007	8.129%	TX - 79.76%	360	01-Aug-2005
121492699	1	187,200.00	198,223.37	01-Feb-2007	8.079%	VA - 80.00%	360	01-Aug-2005
121527504	1	128,250.00	134,144.75	01-Feb-2007	7.879%	WI - 95.00%	360	01-Aug-2005
121538989	1	104,000.00	108,888.19	01-Jan-2007	8.079%	PA - 80.00%	360	01-Aug-2005
121595615	2	650,000.00	681,661.26	01-Feb-2007	7.429%	CA - 65.00%	360	01-Aug-2005
121626128	1	225,000.00	238,250.93	01-Jan-2007	8.129%	NY - 67.16%	360	01-Sep-2005
121693206	2	402,750.00	426,815.61	01-Feb-2007	8.029%	CA - 75.00%	360	01-Aug-2005
121717692	1	220,000.00	232,581.18	01-Feb-2007	8.500%	AZ - 80.00%	360	01-Aug-2005
121751903	1	164,000.00	172,832.19	01-Feb-2007	8.079%	IL - 80.00%	360	01-Oct-2005
121769931	1	282,000.00	296,865.27	01-Feb-2007	7.679%	CA - 80.00%	360	01-Sep-2005
121779684	2	400,152.00	422,265.60	01-Dec-2006	7.879%	CA - 80.00%	360	01-Oct-2005
121833057	1	150,500.00	159,301.05	01-Feb-2007	8.279%	KS - 79.84%	360	01-Oct-2005
TOTAL		3,763,852.00	3,968,435.01

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	638,130.61	01-Aug-2006	7.875%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	116,330.65	01-Aug-2006	8.500%	OK - 80.00%	360	01-Mar-2005
121320960	2	385,600.00	407,852.23	01-Nov-2006	8.029%	FL - 80.00%	360	01-Aug-2005
121350333	1	243,750.00	258,802.93	01-Dec-2006	8.129%	MA - 70.65%	360	01-Sep-2005
121415470	2	448,000.00	472,157.18	01-Dec-2006	7.679%	CA - 80.00%	360	01-Aug-2005
121428762	1	365,680.00	387,196.40	01-Dec-2006	8.479%	CA - 70.00%	360	01-Aug-2005
121439811	1	146,400.00	156,276.86	01-Dec-2006	8.379%	FL - 80.00%	360	01-Aug-2005
121456779	2	500,000.00	525,391.11	01-Sep-2006	8.329%	NY - 70.92%	360	01-Sep-2005
121462541	1	250,000.00	264,410.34	01-Dec-2006	7.879%	NJ - 62.50%	360	01-Aug-2005
121474102	1	244,800.00	262,120.77	01-Sep-2006	8.479%	FL - 80.00%	360	01-Aug-2005
121476894	1	447,850.00	473,182.13	01-Nov-2006	8.379%	NY - 65.00%	360	01-Aug-2005
121484136	2	420,000.00	446,613.91	01-Oct-2006	8.129%	CA - 80.00%	360	01-Aug-2005
121488896	1	462,000.00	489,106.62	01-Nov-2006	8.479%	NY - 56.00%	360	01-Aug-2005
121490232	2	456,000.00	477,618.42	01-Nov-2006	7.879%	CA - 80.00%	360	01-Aug-2005
121505552	2	408,000.00	433,303.34	01-Jan-2007	8.125%	CA - 80.00%	360	01-Jul-2005
121507232	1	276,000.00	293,296.95	01-Nov-2006	8.279%	FL - 80.00%	360	01-Sep-2005
121509712	1	236,720.00	249,693.17	01-Jan-2007	8.279%	FL - 80.00%	360	01-Oct-2005
121509778	1	320,000.00	338,677.22	01-Oct-2006	7.979%	FL - 80.00%	360	01-Aug-2005
121539993	2	900,000.00	952,444.64	01-Nov-2006	7.979%	CT - 75.00%	360	01-Sep-2005
121542104	2	437,500.00	462,511.20	01-Jan-2007	7.979%	FL - 70.00%	360	01-Oct-2005
121555840	2	704,000.00	751,281.79	01-May-2006	8.329%	NJ - 80.00%	360	01-Aug-2005
121557261	1	175,750.00	184,440.90	01-Aug-2006	8.079%	MI - 95.00%	360	01-Sep-2005
121581957	1	93,750.00	98,951.42	01-Sep-2006	7.829%	OH - 75.00%	360	01-Sep-2005
121593597	2	628,000.00	653,036.49	01-May-2006	7.029%	FL - 80.00%	360	01-Sep-2005
121602388	2	567,000.00	598,166.79	01-Oct-2006	7.729%	NJ - 70.00%	360	01-Aug-2005
121611507	2	450,000.00	475,084.85	01-Jul-2006	7.829%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	199,825.75	01-Jun-2006	8.279%	NJ - 80.00%	360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121629998	1	240,000.00	255,062.83	01-Dec-2006	8.179%	MN - 80.00%	360	01-Sep-2005
121636615	1	124,000.00	132,506.68	01-Oct-2006	8.379%	FL - 80.00%	360	01-Aug-2005
121639224	2	439,500.00	469,297.83	01-Jan-2007	8.429%	CA - 75.00%	360	01-Sep-2005
121640551	1	200,000.00	213,323.35	01-Dec-2006	8.379%	FL - 74.07%	360	01-Sep-2005
121648802	1	283,100.00	295,321.68	01-Jan-2007	8.179%	FL - 95.00%	360	01-Sep-2005
121657637	2	360,000.00	382,594.06	01-Jan-2007	8.179%	CA - 79.12%	360	01-Sep-2005
121674043	2	365,250.00	388,842.29	01-Aug-2006	8.279%	FL - 75.00%	360	01-Sep-2005
121677422	1	279,950.00	296,578.79	01-Jul-2006	8.029%	FL - 79.99%	360	01-Sep-2005
121693219	2	999,000.00	1,063,031.27	01-Jan-2007	8.179%	CA - 71.10%	360	01-Aug-2005
121698556	2	910,000.00	960,289.49	01-Apr-2006	7.879%	NJ - 70.00%	360	01-Oct-2005
121707105	1	162,000.00	171,857.11	01-Sep-2006	8.179%	NY - 74.83%	360	01-Oct-2005
121719173	1	208,000.00	221,845.42	01-Jan-2007	8.479%	IL - 80.00%	360	01-Oct-2005
121723728	2	480,000.00	508,620.29	01-Jan-2007	8.250%	CA - 80.00%	360	01-Sep-2005
121776468	2	463,000.00	489,735.78	01-Aug-2006	7.929%	NY - 67.59%	360	01-Sep-2005
121874119	2	397,500.00	416,738.73	01-Feb-2007	8.079%	CA - 75.00%	360	01-Oct-2005
TOTAL		16,377,900.00	17,331,550.27

TOTAL		20,141,752.00	21,299,985.28

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	48	79	127
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	48	79	127
Curtailments Amount	(1,855,613.07)	(1,579,836.06)	(3,435,449.13)
Paid in Full Balance	24,943,312.72	18,089,640.63	43,032,953.35
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	23,087,699.65	16,509,804.57	39,597,504.22
Cumulative

Number of Paid in Full Loans	1,138	2,185	3,323
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,149	2,210	3,359
Paid in Full Balance	585,835,443.07	525,286,604.90	1,111,122,047.97
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(41,081,047.97)	(37,080,540.40)	(78,161,588.37)
Total Prepayment Amount	552,123,879.76	494,644,383.37	1,046,768,263.13

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	3.21%	2.48%	2.87%
3 Months Avg SMM	2.72%	2.62%	2.67%
12 Months Avg SMM	3.37%	3.48%	3.42%
Avg SMM Since Cut-off	2.58%	2.55%	2.56%

CPR	32.42%	26.05%	29.47%
3 Months Avg CPR	28.14%	27.26%	27.72%
12 Months Avg CPR	33.73%	34.62%	34.15%
Avg CPR Since Cut-off	26.90%	26.62%	26.76%

PSA	692.58%	560.93%	631.84%
3 Months Avg PSA Approximation	627.93%	613.39%	621.07%
12 Months Avg PSA Approximation	940.27%	976.16%	957.34%
Avg PSA Since Cut-off Approximation	1,037.29%	1,043.86%	1,040.41%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	3.13%	2.48%	2.82%
3 Months Avg SMM	2.64%	2.60%	2.62%
12 Months Avg SMM	3.35%	3.47%	3.41%
Avg SMM Since Cut-off	2.57%	2.54%	2.56%

CPR	31.73%	26.05%	29.09%
3 Months Avg CPR	27.47%	27.10%	27.29%
12 Months Avg CPR	33.57%	34.58%	34.06%
Avg CPR Since Cut-off	26.80%	26.60%	26.70%

PSA	677.88%	560.93%	623.79%
3 Months Avg PSA Approximation	612.86%	609.87%	611.44%
12 Months Avg PSA Approximation	935.94%	975.17%	954.60%
Avg PSA Since Cut-off Approximation	1,033.69%	1,043.02%	1,038.11%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Aug-05
Feb-06
Aug-06
Feb-07

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120397834	1		296,000.00	310,882.38	06-Jul-2007	8.125%	CA - 80.00%	Paid Off - 360	01-Jun-2005
120604520	1		320,000.00	338,880.21	19-Jun-2007	8.179%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
120964093	2		1,000,000.00	1,001,249.66	03-Jul-2007	7.679%	CA - 59.88%	Paid Off - 360	01-Aug-2005
121112558	2		535,000.00	544,242.17	25-Jun-2007	7.779%	NY - 42.97%	Paid Off - 360	01-Aug-2005
121274939	1		277,500.00	285,457.73	20-Jun-2007	8.079%	WA - 75.00%	Paid Off - 360	01-Sep-2005
121283156	2		581,600.00	546,851.75	03-Jul-2007	7.829%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121327577	1		256,000.00	266,640.45	03-Jul-2007	8.279%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121342633	2		440,000.00	456,424.88	22-Jun-2007	7.750%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121361796	2		860,000.00	856,530.72	05-Jul-2007	7.879%	NY - 44.10%	Paid Off - 360	01-Sep-2005
121363416	1		344,000.00	359,437.82	01-Jul-2007	7.679%	CA - 79.99%	Paid Off - 360	01-Aug-2005
121382228	1		194,925.00	200,411.59	28-Jun-2007	8.179%	FL - 75.00%	Paid Off - 360	01-Jul-2005
121383034	2		470,000.00	469,959.45	18-Jun-2007	7.229%	MA - 64.83%	Paid Off - 360	01-Aug-2005
121399959	2		710,500.00	743,441.07	03-Jul-2007	7.879%	CA - 70.00%	Paid Off - 360	01-Aug-2005
121400436	2		528,000.00	552,649.43	02-Jul-2007	7.479%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121403102	1		148,000.00	154,856.77	29-Jun-2007	7.929%	FL - 77.90%	Paid Off - 360	01-Sep-2005
121404687	1		330,000.00	345,918.76	01-Jul-2007	7.579%	NJ - 75.14%	Paid Off - 360	01-Aug-2005
121412371	1		407,250.00	432,767.58	27-Jun-2007	8.279%	HI - 75.00%	Paid Off - 360	01-Aug-2005
121420163	1		88,000.00	85,966.82	11-Jul-2007	8.079%	SC - 80.00%	Paid Off - 360	01-Aug-2005
121421156	2		361,600.00	382,081.73	25-Jun-2007	7.979%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121431813	2		455,000.00	481,683.04	03-Jul-2007	8.079%	VA - 73.80%	Paid Off - 360	01-Aug-2005
121433957	1		127,200.00	135,298.06	29-Jun-2007	8.329%	MI - 80.00%	Paid Off - 360	01-Aug-2005
121435363	1		164,000.00	174,407.08	16-Jun-2007	9.079%	LA - 79.23%	Paid Off - 360	01-Oct-2005
121439597	1		232,000.00	245,565.01	10-Jul-2007	8.179%	CA - 61.21%	Paid Off - 360	01-Sep-2005
121440733	2		390,400.00	405,233.96	25-Jun-2007	7.679%	PA - 80.00%	Paid Off - 360	01-Aug-2005
121441179	1		260,000.00	275,769.02	22-Jun-2007	8.179%	NY - 76.47%	Paid Off - 360	01-Aug-2005
121454459	1		93,500.00	97,776.38	28-Jun-2007	9.079%	FL - 70.30%	Paid Off - 360	01-Sep-2005
121463859	1		367,500.00	365,307.99	27-Jun-2007	7.779%	MA - 75.00%	Paid Off - 360	01-Sep-2005
121467702	1		170,000.00	180,618.20	05-Jul-2007	8.279%	CA - 68.00%	Paid Off - 360	01-Aug-2005
121467852	1		329,000.00	349,284.15	10-Jul-2007	8.229%	ME - 71.52%	Paid Off - 360	01-Aug-2005
121469712	2		635,000.00	657,991.52	21-Jun-2007	7.679%	CA - 74.71%	Paid Off - 360	01-Aug-2005
121475701	1		188,000.00	188,541.13	29-Jun-2007	8.079%	MO - 80.00%	Paid Off - 360	01-Aug-2005
121476456	2		737,400.00	765,297.80	06-Jul-2007	7.729%	CA - 74.97%	Paid Off - 360	01-Sep-2005
121480613	1		50,000.00	53,059.33	29-Jun-2007	8.304%	CA - 21.28%	Paid Off - 360	01-Aug-2005
121482508	2		465,000.00	456,964.00	01-Jul-2007	7.629%	NY - 67.88%	Paid Off - 360	01-Aug-2005
121482969	1		232,000.00	232,385.36	28-Jun-2007	7.079%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121503785	1		237,500.00	251,013.07	18-Jun-2007	8.079%	NJ - 67.86%	Paid Off - 360	01-Sep-2005
121503801	2		440,000.00	446,026.06	01-Jul-2007	7.929%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121504784	1		255,000.00	267,859.83	10-Jul-2007	7.979%	AZ - 71.83%	Paid Off - 360	01-Oct-2005
121509275	2		376,000.00	395,880.45	03-Jul-2007	7.829%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121511323	2		422,000.00	445,961.14	03-Jul-2007	8.079%	VA - 65.22%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121517684	2		815,000.00	839,749.60	09-Jul-2007	6.979%	CA - 69.96%	Paid Off - 360	01-Aug-2005
121517905	1		147,200.00	155,229.29	27-Jun-2007	8.279%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121524143	1		320,000.00	325,541.18	02-Jul-2007	8.279%	CA - 78.05%	Paid Off - 360	01-Sep-2005
121528094	1		280,500.00	297,554.39	03-Jul-2007	8.279%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121531504	1		100,000.00	105,451.95	12-Jul-2007	8.029%	MO - 80.00%	Paid Off - 360	01-Aug-2005
121534246	1		320,000.00	337,598.93	13-Jul-2007	8.279%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121535119	2		375,000.00	398,377.61	21-Jun-2007	8.279%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121535961	1		260,100.00	263,071.15	25-Jun-2007	8.179%	FL - 74.31%	Paid Off - 360	01-Aug-2005
121537830	1		186,150.00	182,163.85	27-Jun-2007	7.929%	DE - 79.21%	Paid Off - 360	01-Aug-2005
121539746	1		84,400.00	84,082.02	06-Jul-2007	7.979%	IL - 79.62%	Paid Off - 360	01-Aug-2005
121539930	1		112,000.00	117,610.49	29-Jun-2007	7.829%	MD - 45.53%	Paid Off - 360	01-Sep-2005
121540449	1		245,000.00	245,875.95	25-Jun-2007	7.529%	AZ - 70.00%	Paid Off - 360	01-Sep-2005
121548073	2		425,000.00	430,524.59	29-Jun-2007	7.679%	FL - 51.52%	Paid Off - 360	01-Aug-2005
121549766	2		415,000.00	421,264.88	05-Jul-2007	7.979%	FL - 73.32%	Paid Off - 360	01-Sep-2005
121552648	2		388,000.00	411,532.08	28-Jun-2007	8.179%	CA - 69.29%	Paid Off - 360	01-Aug-2005
121552881	2		425,000.00	442,258.66	28-Jun-2007	7.829%	CA - 77.98%	Paid Off - 360	01-Aug-2005
121558714	1		212,000.00	217,666.74	02-Jul-2007	8.454%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121559717	2		386,422.00	392,746.87	25-Jun-2007	8.079%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121559931	1		318,083.00	335,138.71	26-Jun-2007	7.979%	CA - 79.99%	Paid Off - 360	01-Oct-2005
121560017	1		235,000.00	236,832.59	18-Jun-2007	8.279%	CA - 72.09%	Paid Off - 360	01-Aug-2005
121564378	1		105,000.00	110,889.80	05-Jul-2007	8.279%	FL - 64.42%	Paid Off - 360	01-Aug-2005
121567272	2		628,750.00	642,650.26	10-Jul-2007	8.029%	CA - 73.97%	Paid Off - 360	01-Sep-2005
121569169	1		119,200.00	124,823.06	03-Jul-2007	7.629%	UT - 80.00%	Paid Off - 360	01-Sep-2005
121572400	1		256,000.00	269,840.07	05-Jul-2007	8.229%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121575727	1		296,500.00	310,233.20	21-Jun-2007	7.679%	AZ - 79.07%	Paid Off - 360	01-Aug-2005
121576940	2		602,000.00	565,054.77	29-Jun-2007	8.129%	CA - 79.95%	Paid Off - 360	01-Aug-2005
121588150	1		176,000.00	182,993.59	27-Jun-2007	7.179%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121593876	2		628,000.00	653,235.62	01-Jul-2007	7.979%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121600693	2		401,600.00	423,118.58	06-Jul-2007	8.000%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121601281	1		195,000.00	204,390.91	19-Jun-2007	7.679%	NJ - 73.31%	Paid Off - 360	01-Oct-2005
121605124	2		636,500.00	671,011.09	06-Jul-2007	7.929%	CA - 67.00%	Paid Off - 360	01-Sep-2005
121607741	1		308,000.00	323,183.59	11-Jul-2007	7.629%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121616149	1		82,000.00	81,381.06	25-Jun-2007	7.479%	MA - 25.63%	Paid Off - 360	01-Sep-2005
121623404	1		324,543.00	334,795.67	18-Jun-2007	7.429%	CA - 71.96%	Paid Off - 360	01-Sep-2005
121623713	1		175,000.00	184,877.81	18-Jun-2007	8.079%	VA - 53.03%	Paid Off - 360	01-Sep-2005
121627296	1		232,000.00	244,113.93	29-Jun-2007	7.929%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121632060	2		520,000.00	543,385.56	03-Jul-2007	8.029%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121639542	2		375,000.00	394,577.77	13-Jul-2007	7.750%	CA - 69.44%	Paid Off - 360	01-Aug-2005
121639904	1		79,800.00	78,644.78	12-Jul-2007	8.379%	VA - 70.00%	Paid Off - 360	01-Oct-2005
121644324	2		436,800.00	457,926.34	29-Jun-2007	7.629%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121648838	1		335,000.00	342,525.36	29-Jun-2007	8.279%	NY - 70.53%	Paid Off - 360	01-Sep-2005
121652318	1		340,000.00	351,280.22	25-Jun-2007	7.779%	CA - 79.07%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121654830	1		139,920.00	148,442.77	20-Jun-2007	8.279%	CT - 80.00%	Paid Off - 360	01-Sep-2005
121654927	1		192,000.00	202,771.09	10-Jul-2007	8.029%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121655350	1		244,000.00	256,533.33	28-Jun-2007	7.779%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121661774	1		190,400.00	200,144.43	01-Jul-2007	7.779%	FL - 80.00%	Paid Off - 360	01-Sep-2005
121663604	2		396,000.00	416,667.73	27-Jun-2007	8.179%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121664694	2		375,000.00	391,065.75	29-Jun-2007	7.679%	CA - 67.45%	Paid Off - 360	01-Sep-2005
121664874	2		384,000.00	404,713.14	22-Jun-2007	7.929%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121667174	1		302,400.00	299,105.68	01-Jul-2007	8.429%	TX - 80.00%	Paid Off - 360	01-Oct-2005
121668045	1		250,000.00	263,990.30	20-Jun-2007	8.029%	CA - 67.57%	Paid Off - 360	01-Sep-2005
121672246	1		262,500.00	278,655.43	26-Jun-2007	8.379%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121673950	2		444,000.00	467,005.71	20-Jun-2007	7.879%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121676728	2		380,000.00	381,086.95	01-Jul-2007	7.929%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121679988	2		472,000.00	488,541.94	05-Jul-2007	7.779%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121682627	2		422,500.00	443,946.23	28-Jun-2007	8.179%	CA - 68.70%	Paid Off - 360	01-Sep-2005
121683022	1		245,000.00	258,032.43	29-Jun-2007	8.079%	RI - 50.52%	Paid Off - 360	01-Sep-2005
121689367	1		215,000.00	218,571.69	10-Jul-2007	8.179%	CA - 75.70%	Paid Off - 360	01-Oct-2005
121690062	1		180,000.00	189,262.92	05-Jul-2007	8.479%	NV - 66.18%	Paid Off - 360	01-Sep-2005
121690393	2		464,000.00	485,647.77	02-Jul-2007	7.529%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121696424	1		250,000.00	264,213.94	19-Jun-2007	8.000%	CA - 73.53%	Paid Off - 360	01-Aug-2005
121696441	1		164,000.00	173,295.62	27-Jun-2007	8.000%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121697966	2		496,000.00	519,562.25	06-Jul-2007	7.579%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121698100	1		340,000.00	359,998.05	29-Jun-2007	8.179%	VA - 73.59%	Paid Off - 360	01-Sep-2005
121701308	1		144,000.00	145,159.55	22-Jun-2007	7.625%	NV - 46.60%	Paid Off - 360	01-Aug-2005
121702267	1		193,000.00	203,490.00	06-Jul-2007	8.179%	MD - 77.20%	Paid Off - 360	01-Oct-2005
121718113	1		210,000.00	207,707.09	11-Jul-2007	7.829%	VA - 63.44%	Paid Off - 360	01-Oct-2005
121752351	2		600,000.00	634,023.21	11-Jul-2007	8.250%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121752364	1		206,250.00	209,263.78	18-Jun-2007	7.750%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121753820	1		213,000.00	214,399.14	28-Jun-2007	8.179%	CA - 62.83%	Paid Off - 360	01-Oct-2005
121754288	1		223,200.00	233,359.74	20-Jun-2007	7.529%	MD - 80.00%	Paid Off - 360	01-Oct-2005
121762085	1		296,250.00	300,208.91	11-Jul-2007	8.379%	NJ - 75.00%	Paid Off - 360	01-Oct-2005
121764439	2		480,000.00	492,418.92	22-Jun-2007	7.879%	NY - 80.00%	Paid Off - 360	01-Oct-2005
121776734	2		444,000.00	467,338.67	06-Jul-2007	7.875%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121777356	2		437,000.00	447,974.38	28-Jun-2007	7.629%	CA - 78.74%	Paid Off - 360	01-Oct-2005
121778129	1		240,000.00	254,737.05	13-Jul-2007	8.379%	NJ - 72.73%	Paid Off - 360	01-Sep-2005
121780380	2		576,000.00	613,084.73	02-Jul-2007	8.375%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121783675	2		540,000.00	565,064.63	10-Jul-2007	7.579%	CA - 74.48%	Paid Off - 360	01-Oct-2005
121784196	1		236,000.00	246,489.76	27-Jun-2007	7.479%	AZ - 68.81%	Paid Off - 360	01-Oct-2005
121806113	1		115,200.00	120,962.05	20-Jun-2007	8.079%	NJ - 80.00%	Paid Off - 360	01-Oct-2005
121809078	1		263,000.00	272,624.33	06-Jul-2007	7.779%	VA - 69.21%	Paid Off - 360	01-Aug-2005
121809818	1		165,920.00	165,239.50	18-Jun-2007	7.829%	NE - 80.00%	Paid Off - 360	01-Sep-2005
121824420	2		408,750.00	429,287.60	13-Jul-2007	8.379%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121826337	1		156,000.00	163,521.09	05-Jul-2007	7.679%	CA - 80.00%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust					2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121830727	1		295,000.00	311,766.34	28-Jun-2007	8.125%	CA - 79.73%	Paid Off - 360	01-Sep-2005
121831677	1		132,750.00	139,715.78	28-Jun-2007	8.000%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121831678	1		135,000.00	142,083.83	29-Jun-2007	8.000%	CA - 75.00%	Paid Off - 360	01-Aug-2005

TOTAL			41,596,463.00	43,032,953.35

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total

Current
Number of Loans Liquidated	1	0	1
Collateral Principal Realized Loss/(Gain) Amount	46,669.47	0.00	46,669.47
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	555,969.04	0.00	555,969.04
Cumulative
Number of Loans Liquidated	3	2	5
Collateral Realized Loss/(Gain) Amount	167,806.03	28,681.12	196,487.15
Net Liquidation Proceeds	1,548,154.27	335,495.05	1,883,649.32

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.08%	0.00%	0.04%
3 Months Avg MDR	0.08%	0.02%	0.05%
12 Months Avg MDR	0.02%	0.00%	0.01%
Avg MDR Since Cut-off	0.01%	0.00%	0.01%

CDR	0.98%	0.00%	0.51%
3 Months Avg CDR	0.91%	0.21%	0.58%
12 Months Avg CDR	0.23%	0.05%	0.14%
Avg CDR Since Cut-off	0.12%	0.03%	0.08%

SDA	208.57%	0.00%	110.33%
3 Months Avg SDA Approximation	202.14%	46.66%	128.99%
12 Months Avg SDA Approximation	63.36%	14.63%	40.44%
Avg SDA Since Cut-off Approximation	47.83%	11.09%	30.61%

Principal Only Loss Severity Approx for Current Period	7.74%	0.00%	7.74%
3 Months Avg Loss Severity Approximation	9.78%	7.88%	9.45%
12 Months Avg Loss Severity Approximation	9.78%	7.88%	9.45%
Avg Loss Severity Approximation Since Cut-Off	9.78%	7.88%	9.45%

Principal & Interest Loss Severity Approx for Current Period	7.74%	0.00%	7.74%
3 Months Avg Loss Severity Approximation	9.78%	7.88%	9.45%
12 Months Avg Loss Severity Approximation	9.78%	7.88%	9.45%
Avg Loss Severity Approximation Since Cut-Off	9.78%	7.88%	9.45%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
July 25, 2007 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)
121639602 2	REO	7.875%	CA - 80.00%	360	602,638.51		46,669.47	46,669.47

TOTAL					602,638.51		46,669.47	46,669.47

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			49,551,059.20
(b) 50% of Aggregate Balance of Sub. Certificates			98,703,490.37

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.0988%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			196,487.15
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	85.933828%	85.905919%	85.920596%
Next Senior Percentage	85.478782%	85.546949%	85.511227%
Current Subordinate Percentage	14.066172%	14.094081%	14.079404%
Next Subordinate Percentage	14.521218%	14.453051%	14.488773%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			5.029000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

July 25, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	4,875,561.39	4,478,943.96	9,354,505.36
Current Scheduled Payments 1 Month Prior	5,005,347.20	4,571,664.70	9,577,011.90
Current Scheduled Payments 2 Month Prior	5,116,181.10	4,717,623.84	9,833,804.94
Current Scheduled Payments 3 Month Prior	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 4 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 5 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 6 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 7 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 8 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 9 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 10 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62
Current Scheduled Payments 11 Month Prior	6,432,977.46	6,052,688.78	12,485,666.23

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		20
		9. Prepayment Detail Report		25
		10. Realized Loss Report		28
		11. Realized Loss Detail Report		31
		12. Triggers and Adj. Cert. Report		32
		13. Additional Certificate Report		33
		14. Other Related Information		34

		Total Number of Pages		34

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	August 27, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	July 31, 2007	Factor Information:		(800) 735-7777
	August 24, 2007	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	332,718,310.73	1,716,806.68	9,840,850.23	11,557,656.91	0.00	0.00	322,877,460.50
1-A-2	FLT	262,356,000.00	138,632,717.52	778,865.57	4,100,356.87	4,879,222.44	0.00	0.00	134,532,360.65
1-A-3A	FLT	77,413,000.00	40,906,152.58	215,947.12	1,209,886.28	1,425,833.40	0.00	0.00	39,696,266.30
1-A-3B	FLT	80,000,000.00	42,273,160.91	219,289.31	1,250,318.45	1,469,607.76	0.00	0.00	41,022,842.46
2-A-1A	FLT	398,032,000.00	208,715,153.36	1,076,957.77	4,632,234.95	5,709,192.72	0.00	0.00	204,082,918.41
2-A-1B	FLT	300,000,000.00	157,310,331.86	879,474.76	3,491,353.67	4,370,828.43	0.00	0.00	153,818,978.19
2-A-2A	FLT	50,000,000.00	26,218,388.64	136,967.38	581,892.28	718,859.66	0.00	0.00	25,636,496.36
2-A-2B	FLT	65,846,000.00	34,527,520.37	184,747.81	766,305.58	951,053.39	0.00	0.00	33,761,214.79
2-A-2C	FLT	175,000,000.00	91,764,360.23	498,729.47	2,036,622.98	2,535,352.45	0.00	0.00	89,727,737.25
2-A-3A	FLT	84,508,000.00	44,313,271.74	233,933.60	983,491.05	1,217,424.65	0.00	0.00	43,329,780.69
2-A-3B	FLT	90,000,000.00	47,193,099.58	244,811.17	1,047,406.11	1,292,217.28	0.00	0.00	46,145,693.47
1-X	CSTR	0.00	0.00	624,778.87	0.00	624,778.87	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	581,997.28	0.00	581,997.28	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,111,792.03	65,493.28	27.76	65,521.04	0.00	0.00	12,111,764.27
B-2	SUB	49,300,000.00	48,939,541.54	266,878.24	112.16	266,990.40	0.00	0.00	48,939,429.38
B-3	SUB	33,764,000.00	33,517,133.49	190,456.09	76.82	190,532.91	0.00	0.00	33,517,056.67
B-4	SUB	14,470,000.00	14,364,202.16	82,412.32	32.92	82,445.24	0.00	0.00	14,364,169.24
B-5	SUB	13,264,000.00	13,167,019.86	77,233.15	30.18	77,263.33	0.00	0.00	13,166,989.68
B-6	SUB	10,853,000.00	10,773,647.97	64,873.07	24.69	64,897.76	0.00	0.00	10,773,623.28
B-7	SUB	9,647,000.00	9,576,465.68	57,664.29	21.95	57,686.24	0.00	0.00	9,576,443.73
B-8	SUB	7,235,000.00	7,182,101.06	43,246.72	16.46	43,263.18	0.00	0.00	7,182,084.60
B-9	SUB	16,882,000.00	16,758,566.75	100,911.01	38.41	100,949.42	0.00	0.00	16,758,528.34
B-10	SUB	18,088,000.00	17,955,749.05	108,119.79	41.15	108,160.94	0.00	0.00	17,955,707.90
B-11	SUB	13,269,015.79	12,975,541.11	78,131.68	29.73	78,161.41	0.00	0.00	12,975,511.38
B-X	CSTR	0.00	0.00	118,637.21	0.00	118,637.21	0.00	0.00	0.00
P-1	SUB	100.00	100.00	401,017.84	0.00	401,017.84	0.00	0.00	100.00
P-2	SUB	100.00	100.00	209,140.58	0.00	209,140.58	0.00	0.00	100.00

Total		2,411,782,315.79	1,361,894,428.22	9,257,522.06	29,941,170.68	39,198,692.74	0.00	0.00	1,331,953,257.54

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	07/25/07	08/26/07	A-Act/360	45660LVZ9	629,654,000.00	528.414511	2.726587	15.628981	18.355568	512.785531
1-A-2	07/25/07	08/26/07	A-Act/360	45660LWA3	262,356,000.00	528.414511	2.968735	15.628981	18.597716	512.785531
1-A-3A	07/25/07	08/26/07	A-Act/360	45660LWB1	77,413,000.00	528.414512	2.789546	15.628981	18.418527	512.785531
1-A-3B	07/25/07	08/26/07	A-Act/360	45660LWC9	80,000,000.00	528.414511	2.741116	15.628981	18.370097	512.785531
2-A-1A	07/25/07	08/26/07	A-Act/360	45660LWD7	398,032,000.00	524.367773	2.705707	11.637846	14.343552	512.729927
2-A-1B	07/25/07	08/26/07	A-Act/360	45660LWE5	300,000,000.00	524.367773	2.931583	11.637846	14.569428	512.729927
2-A-2A	07/25/07	08/26/07	A-Act/360	45660LWV7	50,000,000.00	524.367773	2.739348	11.637846	14.377193	512.729927
2-A-2B	07/01/07	07/30/07	A-30/360	45660LWW5	65,846,000.00	524.367773	2.805756	11.637846	14.443602	512.729927
2-A-2C	07/25/07	08/26/07	A-Act/360	45660LWF2	175,000,000.00	524.367773	2.849883	11.637846	14.487728	512.729927
2-A-3A	07/25/07	08/26/07	A-Act/360	45660LWG0	84,508,000.00	524.367773	2.768183	11.637846	14.406028	512.729927
2-A-3B	07/25/07	08/26/07	A-Act/360	45660LWH8	90,000,000.00	524.367773	2.720124	11.637846	14.357970	512.729927
1-X	07/01/07	07/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.595355	0.000000	0.595355	0.000000
2-X	07/01/07	07/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.500262	0.000000	0.500262	0.000000
A-R	07/01/07	07/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	07/25/07	08/26/07	A-Act/360	45660LWJ4	12,201,000.00	992.688471	5.367862	0.002275	5.370137	992.686195
B-2	07/25/07	08/26/07	A-Act/360	45660LWK1	49,300,000.00	992.688469	5.413352	0.002275	5.415627	992.686194
B-3	07/25/07	08/26/07	A-Act/360	45660LWL9	33,764,000.00	992.688470	5.640804	0.002275	5.643079	992.686194
B-4	07/25/07	08/26/07	A-Act/360	45660LWM7	14,470,000.00	992.688470	5.695392	0.002275	5.697667	992.686195
B-5	07/25/07	08/26/07	A-Act/360	45660LWN5	13,264,000.00	992.688470	5.822765	0.002275	5.825040	992.686194
B-6	07/25/07	08/26/07	A-Act/360	45660LWP0	10,853,000.00	992.688470	5.977432	0.002275	5.979707	992.686196
B-7	07/25/07	08/26/07	A-Act/360	45660LWQ8	9,647,000.00	992.688471	5.977432	0.002275	5.979708	992.686196
B-8	07/25/07	08/26/07	A-Act/360	45660LWR6	7,235,000.00	992.688467	5.977432	0.002275	5.979707	992.686192
B-9	07/25/07	08/26/07	A-Act/360	45660LWX3	16,882,000.00	992.688470	5.977432	0.002275	5.979707	992.686195
B-10	07/25/07	08/26/07	A-Act/360	45660LWY1	18,088,000.00	992.688470	5.977432	0.002275	5.979707	992.686195
B-11	07/25/07	08/26/07	A-Act/360	45660LWZ8	13,269,015.79	977.882709	5.888280	0.002241	5.890521	977.880469
B-X	07/01/07	07/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	0.596248	0.000000	0.596248	0.000000
P-1	07/25/07	08/24/07	A-30/360	45660LYU7	100.00	1,000.000000	4,010,178.400000	0.000000 4,010,178.400000		1,000.000000
P-2	07/25/07	08/24/07	A-30/360	45660LYV5	100.00	1,000.000000	2,091,405.800000	0.000000 2,091,405.800000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	52,194,671.58	302,952,923.69	3,823,615.81	306,776,539.50	358,971,211.08	0.00	0.00	322,877,460.50
1-A-2	262,356,000.00	23,842,900.56	126,230,465.08	1,593,174.27	127,823,639.35	151,666,539.91	0.00	0.00	134,532,360.65
1-A-3A	77,413,000.00	6,577,821.61	37,246,638.11	470,095.59	37,716,733.70	44,294,555.31	0.00	0.00	39,696,266.30
1-A-3B	80,000,000.00	6,669,868.45	38,491,352.21	485,805.32	38,977,157.54	45,647,025.99	0.00	0.00	41,022,842.46
2-A-1A	398,032,000.00	32,653,945.32	191,506,649.07	2,442,432.52	193,949,081.59	226,603,026.91	0.00	0.00	204,082,918.41
2-A-1B	300,000,000.00	26,841,218.53	144,340,140.28	1,840,881.53	146,181,021.81	173,022,240.34	0.00	0.00	153,818,978.19
2-A-2A	50,000,000.00	4,157,271.09	24,056,690.05	306,813.59	24,363,503.64	28,520,774.73	0.00	0.00	25,636,496.36
2-A-2B	65,846,000.00	5,472,257.26	31,680,736.26	404,048.95	32,084,785.21	37,557,042.47	0.00	0.00	33,761,214.79
2-A-2C	175,000,000.00	15,186,932.77	84,198,415.19	1,073,847.56	85,272,262.75	100,459,195.52	0.00	0.00	89,727,737.25
2-A-3A	84,508,000.00	7,106,634.13	40,659,655.25	518,564.06	41,178,219.31	48,284,853.44	0.00	0.00	43,329,780.69
2-A-3B	90,000,000.00	7,426,160.19	43,302,042.05	552,264.46	43,854,306.53	51,280,466.72	0.00	0.00	46,145,693.47
1-X	0.00	20,007,403.70	0.00	0.00	0.00	20,007,403.70	0.00	0.00	0.00
2-X	0.00	18,410,594.16	0.00	0.00	0.00	18,410,594.16	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,344,087.98	7,137.68	82,098.05	89,235.73	1,433,323.71	0.00	0.00	12,111,764.27
B-2	49,300,000.00	5,480,006.79	28,840.89	331,729.73	360,570.62	5,840,577.41	0.00	0.00	48,939,429.38
B-3	33,764,000.00	3,920,924.63	19,752.20	227,191.13	246,943.33	4,167,867.96	0.00	0.00	33,517,056.67
B-4	14,470,000.00	1,697,626.56	8,465.07	97,365.69	105,830.76	1,803,457.32	0.00	0.00	14,364,169.24
B-5	13,264,000.00	1,593,062.28	7,759.54	89,250.78	97,010.32	1,690,072.60	0.00	0.00	13,166,989.68
B-6	10,853,000.00	1,340,177.57	6,349.09	73,027.63	79,376.72	1,419,554.29	0.00	0.00	10,773,623.28
B-7	9,647,000.00	1,182,536.25	5,643.57	64,912.70	70,556.27	1,253,092.52	0.00	0.00	9,576,443.73
B-8	7,235,000.00	874,313.29	4,232.53	48,682.87	52,915.40	927,228.69	0.00	0.00	7,182,084.60
B-9	16,882,000.00	2,040,104.70	9,876.10	113,595.56	123,471.66	2,163,576.36	0.00	0.00	16,758,528.34
B-10	18,088,000.00	2,185,843.72	10,581.62	121,710.48	132,292.10	2,318,135.82	0.00	0.00	17,955,707.90
B-11	13,269,015.79	1,601,333.08	7,733.55	89,283.55	97,017.12	1,698,350.21	196,487.17	0.00	12,975,511.38
B-X	0.00	2,862,272.63	0.00	0.00	0.00	2,862,272.63	0.00	0.00	0.00
P-1	100.00	10,429,683.53	0.00	0.00	0.00	10,429,683.53	0.00	0.00	100.00
P-2	100.00	6,974,207.71	0.00	0.00	0.00	6,974,207.71	0.00	0.00	100.00

Total	2,411,782,315.79	270,212,409.54	1,064,782,161.39	14,850,409.52	1,079,632,570.96	1,349,844,980.51	196,487.17	0.00	1,331,953,257.54

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.63000%	332,718,310.73	1,717,103.75	297.07	0.00	0.00	1,716,806.68	1,716,806.68	0.00
1-A-2	6.13000%	138,632,717.52	779,000.35	134.77	0.00	0.00	778,865.58	778,865.57	0.00
1-A-3A	5.76000%	40,906,152.58	215,984.49	37.37	0.00	0.00	215,947.12	215,947.12	0.00
1-A-3B	5.66000%	42,273,160.91	219,327.25	37.94	0.00	0.00	219,289.31	219,289.31	0.00
2-A-1A	5.63000%	208,715,153.36	1,077,144.12	186.35	0.00	0.00	1,076,957.77	1,076,957.77	0.00
2-A-1B	6.10000%	157,310,331.86	879,626.94	152.18	0.00	0.00	879,474.76	879,474.76	0.00
2-A-2A	5.70000%	26,218,388.64	136,991.08	23.70	0.00	0.00	136,967.38	136,967.38	0.00
2-A-2B	6.42200%	34,527,520.37	184,779.78	31.97	0.00	0.00	184,747.81	184,747.81	0.00
2-A-2C	5.93000%	91,764,360.23	498,815.77	86.30	0.00	0.00	498,729.47	498,729.47	0.00
2-A-3A	5.76000%	44,313,271.74	233,974.07	40.48	0.00	0.00	233,933.59	233,933.60	0.00
2-A-3B	5.66000%	47,193,099.58	244,853.53	42.36	0.00	0.00	244,811.17	244,811.17	0.00
1-X	0.00000%	0.00	624,886.98	108.11	0.00	0.00	624,778.87	624,778.87	0.00
2-X	0.00000%	0.00	582,097.99	100.71	0.00	0.00	581,997.28	581,997.28	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.90000%	12,111,792.03	65,504.61	11.33	0.00	0.00	65,493.28	65,493.28	0.00
B-2	5.95000%	48,939,541.54	266,924.42	46.18	0.00	0.00	266,878.24	266,878.24	0.00
B-3	6.20000%	33,517,133.49	190,489.04	32.96	0.00	0.00	190,456.08	190,456.09	0.00
B-4	6.26000%	14,364,202.16	82,426.58	14.26	0.00	0.00	82,412.32	82,412.32	0.00
B-5	6.40000%	13,167,019.86	77,246.52	13.36	0.00	0.00	77,233.16	77,233.15	0.00
B-6	6.57000%	10,773,647.97	64,884.29	11.23	0.00	0.00	64,873.06	64,873.07	0.00
B-7	6.57000%	9,576,465.68	57,674.26	9.98	0.00	0.00	57,664.28	57,664.29	0.00
B-8	6.57000%	7,182,101.06	43,254.20	7.48	0.00	0.00	43,246.72	43,246.72	0.00
B-9	6.57000%	16,758,566.75	100,928.47	17.46	0.00	0.00	100,911.01	100,911.01	0.00
B-10	6.57000%	17,955,749.05	108,138.50	18.71	0.00	0.00	108,119.79	108,119.79	0.00
B-11	6.57000%	12,975,541.11	78,145.20	13.52	0.00	0.00	78,131.68	78,131.68	0.00
B-X	0.00000%	0.00	118,657.73	20.53	0.01	0.00	118,637.21	118,637.21	0.01
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	401,017.84	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	209,140.58	0.00

Total		1,361,894,428.22	8,648,859.92	1,496.31	0.01	0.00	8,647,363.62	9,257,522.06	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	624,778.87	0.00	624,778.87	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	581,997.28	0.00	581,997.28	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	118,637.21	0.00	118,637.21	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,325,413.36	0.00	1,325,413.36	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	07/01/07	07/30/07	A-30/360	1,049,423,000.00		528.414511	0.595355	0.000000	0.595355	512.785531
2-X-IO	07/01/07	07/30/07	A-30/360	1,163,386,000.00		524.367773	0.500262	0.000000	0.500262	512.729927
B-X-IO	07/01/07	07/30/07	A-30/360	198,973,015.00		991.701114	0.596248	0.000000	0.596248	991.698842
1-X-PO	07/01/07	07/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	07/01/07	07/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	07/01/07	07/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	07/01/07	07/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	20,007,383.10	0.00	0.00	0.00	20,007,403.70	0.00	0.00	0.00
2-X-IO	0.00	18,410,594.13	0.00	0.00	0.00	18,410,594.13	0.00	0.00	0.00
B-X-IO	0.00	2,862,272.61	0.00	0.00	0.00	2,862,272.61	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	41,280,249.84	0.00	0.00	0.00	41,280,270.44	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.35225%	554,530,341.74	624,886.98	108.11	0.00	0.00	624,778.87	624,778.87	0.00
2-X-IO	1.14503%	610,042,125.78	582,097.99	100.71	0.00	0.00	581,997.28	581,997.28	0.00
B-X-IO	0.72161%	197,321,760.70	118,657.73	20.53	0.01	0.00	118,637.21	118,637.21	0.01
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,361,894,228.22	1,325,642.70	229.35	0.01	0.00	1,325,413.36	1,325,413.36	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	13,539,638.80	16,401,531.88	29,941,170.68
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	13,539,638.80	16,401,531.88	29,941,170.68
Interest Collections	4,527,928.91	4,201,607.95	8,729,536.86
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	209,140.58	401,017.84	610,158.42
Interest Fees	(33,649.81)	(40,322.35)	(82,173.23)
TOTAL NET INTEREST	4,703,419.68	4,562,303.44	9,257,522.05
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	18,243,058.48	20,963,835.32	39,198,692.73

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,287.57	830.60	3,118.17
Curtailments	(1,601,307.81)	(1,390,547.96)	(2,991,855.77)
Prepayments In Full	15,138,659.04	17,791,249.24	32,929,908.28
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,287.57)	(663.87)	(2,951.44)
Realized Losses	0.00	0.00	0.00
Advanced Principal	2,287.57	663.87	2,951.44
TOTAL PRINCIPAL COLLECTED	13,539,638.80	16,401,531.88	29,941,170.68

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	4,718,716.84	4,364,503.56	9,083,220.40
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(8,742.17)	(16,354.20)	(25,096.37)
Delinquent Interest	(4,016,593.45)	(3,503,550.50)	(7,520,143.95)
Compensating Interest	8,742.17	16,354.20	25,096.37
Civil Relief Act Shortfalls	(1,116.41)	(379.88)	(1,496.29)
Interest Advanced	3,826,921.93	3,341,034.77	7,167,956.70
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	4,527,928.91	4,201,607.95	8,729,536.86

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	209,140.58	401,017.84	610,158.42
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	209,140.58	401,017.84	610,158.42

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	33,352.44	40,052.26	73,404.70
Class 1-A-3B Ambac Premium			3,875.04
Class 2-A-3B Ambac Premium			4,326.03
Trustee Fees	297.37	270.09	567.46
TOTAL INTEREST FEES	33,649.81	40,322.35	82,173.23

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,875.04
Class 2-A-3B Ambac Premium			4,326.03

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,403	2,667	4,070
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(30)	(70)	(100)
Repurchases	0	0	0
Liquidations	0	0	0
Current	1,373	2,597	3,970
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	713,676,673.22	648,217,555.00	1,361,894,228.22
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,287.57)	(830.60)	(3,118.17)
Partial Prepayments	1,601,307.81	1,390,547.96	2,991,855.77
Full Voluntary Prepayments	(15,138,659.04)	(17,791,249.24)	(32,929,908.28)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	700,137,034.42	631,816,023.12	1,331,953,057.54

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.93683%	8.08440%	8.00679%
Weighted Average Coupon Current	7.93421%	8.07970%	8.00346%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	336	337	337
Weighted Average Months to Maturity Current	335	336	336
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	336	337	337
Weighted Avg Remaining Amortization Term Current	335	336	336
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	23.41	23.22	23.32
Weighted Average Seasoning Current	24.41	24.22	24.32

Weighted Average Coupon by Groups

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07
Group 1
Group 2

Total Weighted Average Coupon

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
Sep-05
Mar-06
Sep-06
Mar-07
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
Sep-05
Mar-06
Sep-06
Mar-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.90910%	3.05610%	2.97879%
Weighted Average Margin Current	2.91256%	3.05798%	2.98178%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.06168%	8.85332%	8.96290%
Weighted Average Max Rate Current	9.06612%	8.85196%	8.96419%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Up Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	999.00000%	999.00000%	999.00000%
Weighted Average Cap Down Current	0.00000%	0.00000%	0.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	33,352.44	40,052.26	73,404.70
Delinquent Servicing Fees	189,671.52	162,515.73	352,187.25
TOTAL SERVICING FEES	223,023.96	202,567.99	425,591.95

Total Servicing Fees	223,023.96	202,567.99	425,591.95
Compensating Interest	(8,742.17)	(16,354.20)	(25,096.37)
Delinquent Servicing Fees	(189,671.52)	(162,515.73)	(352,187.25)
COLLECTED SERVICING FEES	24,610.27	23,698.06	48,308.33
Total Advanced Interest	3,826,921.93	3,341,034.77	7,167,956.70
Total Advanced Principal	2,287.57	663.87	2,951.44
Aggregate Advances with respect to this Distribution	3,829,209.50	3,341,698.64	7,170,908.14

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	8,742.17	16,354.20	25,096.37
Compensating Interest	(8,742.17)	(16,354.20)	(25,096.37)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.558709%	7.704201%	7.627959%
Current Deferred Interest	2,265,065.02	2,127,230.55	4,392,295.57
Cumulative Deferred Interest	2,265,065.02	2,127,230.55	4,392,295.57
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		41,323,336.10	20,245,662.54	13,155,902.89	74,724,901.53
	% Balance		3.10%	1.52%	0.99%	5.61%
	# Loans		119	53	37	209
	% # Loans		3.00%	1.34%	0.93%	5.26%

FORECLOSURE	Balance	0.00	0.00	0.00	23,770,127.50	23,770,127.50
	% Balance	0.00%	0.00%	0.00%	1.78%	1.78%
	# Loans	0	0	0	62	62
	% # Loans	0.00%	0.00%	0.00%	1.56%	1.56%

BANKRUPTCY	Balance	1,185,286.67	0.00	350,691.29	3,232,252.64	4,768,230.60
	% Balance	0.09%	0.00%	0.03%	0.24%	0.36%
	# Loans	3	0	1	10	14
	% # Loans	0.08%	0.00%	0.03%	0.25%	0.35%

REO	Balance	0.00	0.00	0.00	5,648,931.39	5,648,931.39
	% Balance	0.00%	0.00%	0.00%	0.42%	0.42%
	# Loans	0	0	0	19	19
	% # Loans	0.00%	0.00%	0.00%	0.48%	0.48%

TOTAL	Balance	1,185,286.67	41,323,336.10	20,596,353.83	45,807,214.42	108,912,191.02
	% Balance	0.09%	3.10%	1.55%	3.44%	8.18%
	# Loans	3	119	54	128	304
	% # Loans	0.08%	3.00%	1.36%	3.22%	7.66%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		18,401,543.60	8,772,340.08	5,650,316.72	32,824,200.40
	% Balance		2.91%	1.39%	0.89%	5.20%
	# Loans		76	30	22	128
	% # Loans		2.93%	1.16%	0.85%	4.93%

FORECLOSURE	Balance	0.00	0.00	0.00	7,758,582.49	7,758,582.49
	% Balance	0.00%	0.00%	0.00%	1.23%	1.23%
	# Loans	0	0	0	33	33
	% # Loans	0.00%	0.00%	0.00%	1.27%	1.27%

BANKRUPTCY	Balance	139,001.85	0.00	350,691.29	1,162,027.84	1,651,720.98
	% Balance	0.02%	0.00%	0.06%	0.18%	0.26%
	# Loans	1	0	1	5	7
	% # Loans	0.04%	0.00%	0.04%	0.19%	0.27%

REO	Balance	0.00	0.00	0.00	4,305,896.31	4,305,896.31
	% Balance	0.00%	0.00%	0.00%	0.68%	0.68%
	# Loans	0	0	0	16	16
	% # Loans	0.00%	0.00%	0.00%	0.62%	0.62%

TOTAL	Balance	139,001.85	18,401,543.60	9,123,031.37	18,876,823.36	46,540,400.18
	% Balance	0.02%	2.91%	1.44%	2.99%	7.37%
	# Loans	1	76	31	76	184
	% # Loans	0.04%	2.93%	1.19%	2.93%	7.09%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		22,921,792.50	11,473,322.46	7,505,586.17	41,900,701.13
	% Balance		3.27%	1.64%	1.07%	5.98%
	# Loans		43	23	15	81
	% # Loans		3.13%	1.68%	1.09%	5.90%

FORECLOSURE	Balance	0.00	0.00	0.00	16,011,545.01	16,011,545.01
	% Balance	0.00%	0.00%	0.00%	2.29%	2.29%
	# Loans	0	0	0	29	29
	% # Loans	0.00%	0.00%	0.00%	2.11%	2.11%

BANKRUPTCY	Balance	1,046,284.82	0.00	0.00	2,070,224.80	3,116,509.62
	% Balance	0.15%	0.00%	0.00%	0.30%	0.45%
	# Loans	2	0	0	5	7
	% # Loans	0.15%	0.00%	0.00%	0.36%	0.51%

REO	Balance	0.00	0.00	0.00	1,343,035.08	1,343,035.08
	% Balance	0.00%	0.00%	0.00%	0.19%	0.19%
	# Loans	0	0	0	3	3
	% # Loans	0.00%	0.00%	0.00%	0.22%	0.22%

TOTAL	Balance	1,046,284.82	22,921,792.50	11,473,322.46	26,930,391.06	62,371,790.84
	% Balance	0.15%	3.27%	1.64%	3.85%	8.91%
	# Loans	2	43	23	52	120
	% # Loans	0.15%	3.13%	1.68%	3.79%	8.74%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

August 27, 2007 Distribution

REO Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became REO Property this Period:
121350333	1	243,750.00	259,711.79	01-Dec-2006	8.122%	MA - 70.65%	360	01-Sep-2005
121474102	1	244,800.00	263,061.44	01-Sep-2006	8.472%	FL - 80.00%	360	01-Aug-2005
121490232	2	456,000.00	479,056.67	01-Nov-2006	7.872%	CA - 80.00%	360	01-Aug-2005
121492699	1	187,200.00	198,860.93	01-Feb-2007	8.072%	VA - 80.00%	360	01-Aug-2005
TOTAL		1,131,750.00	1,200,690.83

Became REO Property in a Prior Period:
121366767	1	332,792.00	352,704.53	01-Jul-2006	7.972%	CA - 79.81%	360	01-Aug-2005
121449985	1	319,400.00	341,811.32	01-Jul-2006	8.272%	VA - 74.80%	360	01-Aug-2005
121500221	1	321,750.00	344,326.16	01-Sep-2006	8.272%	CA - 75.00%	360	01-Aug-2005
121516238	1	157,000.00	165,659.54	01-Sep-2006	8.172%	GA - 94.01%	360	01-Aug-2005
121523429	1	79,000.00	82,427.52	01-Apr-2006	8.472%	PA - 69.91%	360	01-Aug-2005
121567353	1	264,000.00	282,589.41	01-Oct-2006	8.250%	CA - 80.00%	360	01-Jul-2005
121569030	1	343,200.00	358,022.33	01-Sep-2006	7.072%	CA - 80.00%	360	01-Aug-2005
121599975	1	120,000.00	128,287.03	01-Jun-2006	8.222%	FL - 80.00%	360	01-Aug-2005
121604301	1	180,000.00	191,218.01	01-Nov-2005	7.972%	FL - 80.00%	360	01-Sep-2005
121664846	2	393,750.00	419,062.16	01-Aug-2006	8.172%	CA - 75.00%	360	01-Sep-2005
121690974	1	260,800.00	276,726.37	01-Nov-2006	7.922%	AZ - 80.00%	360	01-Sep-2005
121713653	2	636,000.00	444,916.25	01-Jul-2006	8.022%	CA - 80.00%	360	01-Sep-2005
121717716	1	348,000.00	368,991.23	01-Aug-2006	8.500%	CA - 80.00%	360	01-Aug-2005
121751049	1	353,000.00	376,427.42	01-Aug-2006	8.172%	CA - 80.00%	360	01-Sep-2005
121784112	1	296,000.00	315,071.28	01-Jan-2006	8.072%	GA - 80.00%	360	01-Sep-2005
TOTAL		4,404,692.00	4,448,240.56

TOTAL		5,536,442.00	5,648,931.39

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
121277360	1	191,100.00	202,808.71	01-Aug-2006	7.922%	TX - 70.78%	360	01-Sep-2005
121350254	2	382,500.00	405,705.73	01-Mar-2007	8.072%	FL - 75.00%	360	01-Aug-2005
121483997	2	428,000.00	458,506.18	01-Mar-2007	8.322%	CA - 80.00%	360	01-Aug-2005
121516595	1	319,200.00	333,560.29	01-Mar-2007	7.822%	CA - 95.00%	360	01-Aug-2005
121560821	1	310,000.00	322,017.05	01-Mar-2007	7.772%	CA - 78.28%	360	01-Aug-2005
121565927	1	280,000.00	296,186.81	01-Jan-2007	8.372%	NJ - 64.37%	360	01-Sep-2005
121584341	1	258,750.00	277,474.57	01-Feb-2007	8.372%	CA - 75.00%	360	01-Aug-2005
121639593	2	450,000.00	477,702.68	01-Jan-2007	7.875%	CA - 73.17%	360	01-Aug-2005
121654077	1	268,000.00	285,050.34	01-Mar-2007	8.172%	VA - 80.00%	360	01-Sep-2005
121696429	2	400,000.00	408,032.76	01-Mar-2007	8.000%	CA - 74.07%	360	01-Jul-2005
121712180	2	499,999.00	530,984.44	01-Mar-2007	7.972%	CA - 80.00%	360	01-Sep-2005
121753654	1	112,000.00	119,336.37	01-Mar-2007	8.172%	FL - 80.00%	360	01-Sep-2005
121812666	2	431,250.00	458,741.70	01-Mar-2007	8.122%	FL - 75.00%	360	01-Oct-2005
121819992	1	300,000.00	320,079.09	01-Mar-2007	8.372%	CA - 75.00%	360	01-Oct-2005
121823007	1	188,000.00	187,867.68	01-Mar-2007	8.172%	CO - 78.33%	360	01-Oct-2005
TOTAL		4,818,799.00	5,084,054.40

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	640,012.43	01-Aug-2006	7.875%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	116,717.70	01-Aug-2006	8.500%	OK - 80.00%	360	01-Mar-2005
121084319	2	590,000.00	621,876.79	01-Feb-2007	7.622%	CA - 73.75%	360	01-Aug-2005
121320960	2	385,600.00	409,145.47	01-Nov-2006	8.022%	FL - 80.00%	360	01-Aug-2005
121415470	2	448,000.00	473,510.64	01-Dec-2006	7.672%	CA - 80.00%	360	01-Aug-2005
121428762	1	365,680.00	388,368.05	01-Dec-2006	8.472%	CA - 70.00%	360	01-Aug-2005
121439811	1	146,400.00	156,822.98	01-Dec-2006	8.372%	FL - 80.00%	360	01-Aug-2005
121456779	2	500,000.00	527,305.88	01-Sep-2006	8.322%	NY - 70.92%	360	01-Sep-2005
121462541	1	250,000.00	265,215.63	01-Dec-2006	7.872%	NJ - 62.50%	360	01-Aug-2005
121476894	1	447,850.00	474,570.41	01-Nov-2006	8.372%	NY - 65.00%	360	01-Aug-2005
121484136	2	420,000.00	448,075.63	01-Dec-2006	8.122%	CA - 80.00%	360	01-Aug-2005
121505552	2	408,000.00	434,720.65	01-Jan-2007	8.125%	CA - 80.00%	360	01-Jul-2005
121507232	1	276,000.00	294,364.43	01-Nov-2006	8.272%	FL - 80.00%	360	01-Sep-2005
121509712	1	236,720.00	250,595.90	01-Jan-2007	8.272%	FL - 80.00%	360	01-Oct-2005
121509778	1	320,000.00	339,737.75	01-Oct-2006	7.972%	FL - 80.00%	360	01-Aug-2005
121527504	1	128,250.00	134,476.93	01-Feb-2007	7.872%	WI - 95.00%	360	01-Aug-2005
121538989	1	104,000.00	109,234.07	01-Jan-2007	8.072%	PA - 80.00%	360	01-Aug-2005
121539993	2	900,000.00	955,660.18	01-Nov-2006	7.972%	CT - 75.00%	360	01-Sep-2005
121542104	2	437,500.00	464,071.11	01-Jan-2007	7.972%	FL - 70.00%	360	01-Oct-2005
121555840	2	704,000.00	753,875.20	01-May-2006	8.322%	NJ - 80.00%	360	01-Aug-2005
121557261	1	175,750.00	184,983.24	01-Aug-2006	8.072%	MI - 95.00%	360	01-Sep-2005
121581957	1	93,750.00	99,272.26	01-Sep-2006	7.822%	OH - 75.00%	360	01-Sep-2005
121593597	2	628,000.00	654,686.45	01-May-2006	7.022%	FL - 80.00%	360	01-Sep-2005
121595615	2	650,000.00	683,461.31	01-Feb-2007	7.422%	CA - 65.00%	360	01-Aug-2005
121602388	2	567,000.00	599,908.47	01-Oct-2006	7.722%	NJ - 70.00%	360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121611507	2	450,000.00	476,625.68	01-Jul-2006	7.822%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	200,553.19	01-Jun-2006	8.272%	NJ - 80.00%	360	01-Oct-2005
121626128	1	225,000.00	239,085.52	01-Jan-2007	8.122%	NY - 67.16%	360	01-Sep-2005
121629998	1	240,000.00	255,969.99	01-Dec-2006	8.172%	MN - 80.00%	360	01-Sep-2005
121636615	1	124,000.00	132,970.23	01-Oct-2006	8.372%	FL - 80.00%	360	01-Aug-2005
121639224	2	439,500.00	471,071.89	01-Jan-2007	8.422%	CA - 75.00%	360	01-Sep-2005
121640551	1	200,000.00	214,120.11	01-Dec-2006	8.372%	FL - 74.07%	360	01-Sep-2005
121657637	2	360,000.00	383,954.79	01-Jan-2007	8.172%	CA - 79.12%	360	01-Sep-2005
121674043	2	365,250.00	390,259.81	01-Aug-2006	8.272%	FL - 75.00%	360	01-Sep-2005
121677422	1	279,950.00	297,593.46	01-Jul-2006	8.022%	FL - 79.99%	360	01-Sep-2005
121693206	2	402,750.00	428,171.88	01-Feb-2007	8.022%	CA - 75.00%	360	01-Aug-2005
121693219	2	999,000.00	1,066,557.28	01-Jan-2007	8.172%	CA - 71.10%	360	01-Aug-2005
121698556	2	910,000.00	963,442.55	01-Apr-2006	7.872%	NJ - 70.00%	360	01-Oct-2005
121707105	1	162,000.00	172,467.32	01-Sep-2006	8.172%	NY - 74.83%	360	01-Oct-2005
121717692	1	220,000.00	233,295.26	01-Feb-2007	8.500%	AZ - 80.00%	360	01-Aug-2005
121719173	1	208,000.00	222,692.46	01-Jan-2007	8.472%	IL - 80.00%	360	01-Oct-2005
121723728	2	480,000.00	510,457.38	01-Jan-2007	8.250%	CA - 80.00%	360	01-Sep-2005
121751903	1	164,000.00	173,427.72	01-Feb-2007	8.072%	IL - 80.00%	360	01-Oct-2005
121769931	1	282,000.00	297,788.18	01-Feb-2007	7.672%	CA - 80.00%	360	01-Sep-2005
121776468	2	463,000.00	491,367.97	01-Aug-2006	7.922%	NY - 67.59%	360	01-Sep-2005
121779684	2	400,152.00	423,652.08	01-Dec-2006	7.872%	CA - 80.00%	360	01-Oct-2005
121833057	1	150,500.00	159,878.79	01-Feb-2007	8.272%	KS - 79.84%	360	01-Oct-2005
TOTAL		17,607,402.00	18,686,073.10

TOTAL		22,426,201.00	23,770,127.50

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	30	70	100
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	30	70	100
Curtailments Amount	(1,601,307.81)	(1,390,547.96)	(2,991,855.77)
Paid in Full Balance	15,138,659.04	17,791,249.24	32,929,908.28
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	13,537,351.23	16,400,701.28	29,938,052.51
Cumulative

Number of Paid in Full Loans	1,168	2,255	3,423
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,179	2,280	3,459
Paid in Full Balance	600,974,102.11	543,077,854.14	1,144,051,956.25
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(42,682,355.78)	(38,471,088.36)	(81,153,444.14)
Total Prepayment Amount	565,661,230.99	511,045,084.65	1,076,706,315.64

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	1.90%	2.53%	2.20%
3 Months Avg SMM	2.59%	2.36%	2.48%
12 Months Avg SMM	3.21%	3.45%	3.32%
Avg SMM Since Cut-off	2.55%	2.55%	2.55%

CPR	20.53%	26.47%	23.41%
3 Months Avg CPR	27.00%	24.93%	26.02%
12 Months Avg CPR	32.37%	34.35%	33.33%
Avg CPR Since Cut-off	26.63%	26.61%	26.62%

PSA	420.59%	546.48%	481.35%
3 Months Avg PSA Approximation	576.72%	536.69%	558.01%
12 Months Avg PSA Approximation	855.05%	917.16%	884.75%
Avg PSA Since Cut-off Approximation	989.08%	1,004.33%	996.28%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	1.90%	2.53%	2.20%
3 Months Avg SMM	2.53%	2.36%	2.45%
12 Months Avg SMM	3.19%	3.44%	3.31%
Avg SMM Since Cut-off	2.54%	2.54%	2.54%

CPR	20.53%	26.47%	23.41%
3 Months Avg CPR	26.48%	24.93%	25.75%
12 Months Avg CPR	32.21%	34.32%	33.23%
Avg CPR Since Cut-off	26.54%	26.59%	26.56%

PSA	420.59%	546.48%	481.35%
3 Months Avg PSA Approximation	565.63%	536.69%	552.09%
12 Months Avg PSA Approximation	850.87%	916.21%	882.13%
Avg PSA Since Cut-off Approximation	985.75%	1,003.55%	994.16%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07

PSA by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07
Group 1
Group 2

Total PSA

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07

PSA Avg since Cut-Off by Groups

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
Sep-05
Mar-06
Sep-06
Mar-07

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121172933	1		380,000.00	402,879.81	31-Jul-2007	7.972%	CA - 62.81%	Paid Off - 360	01-Aug-2005
121315478	2		514,000.00	538,767.98	03-Aug-2007	7.822%	CA - 79.08%	Paid Off - 360	01-Aug-2005
121336284	2		547,200.00	524,637.97	23-Jul-2007	8.122%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121336839	1		407,250.00	403,392.04	14-Aug-2007	8.272%	MA - 70.83%	Paid Off - 360	01-Sep-2005
121345246	1		362,000.00	351,107.53	06-Aug-2007	8.222%	NJ - 60.33%	Paid Off - 360	01-Sep-2005
121346042	1		332,000.00	348,186.49	01-Aug-2007	7.672%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121348980	1		250,000.00	264,148.33	19-Jul-2007	7.972%	OR - 55.56%	Paid Off - 360	01-Jul-2005
121380154	1		333,750.00	355,382.86	31-Jul-2007	8.372%	CA - 75.00%	Paid Off - 360	01-Oct-2005
121388240	1		312,000.00	329,125.48	01-Aug-2007	7.872%	NJ - 78.99%	Paid Off - 360	01-Aug-2005
121389942	1		93,800.00	97,892.22	08-Aug-2007	8.372%	FL - 70.00%	Paid Off - 360	01-Jul-2005
121422006	2		650,000.00	639,146.40	31-Jul-2007	8.172%	NY - 60.47%	Paid Off - 360	01-Sep-2005
121423685	1		108,000.00	115,413.98	26-Jul-2007	8.372%	FL - 75.00%	Paid Off - 360	01-Aug-2005
121429976	1		300,000.00	312,374.98	17-Jul-2007	8.072%	CA - 59.41%	Paid Off - 360	01-Jul-2005
121441868	2		650,000.00	654,441.71	27-Jul-2007	8.172%	CA - 76.47%	Paid Off - 360	01-Jul-2005
121445903	1		350,000.00	351,129.33	18-Jul-2007	7.722%	CO - 74.47%	Paid Off - 360	01-Aug-2005
121464041	2		432,000.00	444,094.49	07-Aug-2007	7.872%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121472941	1		172,000.00	181,983.23	14-Aug-2007	7.875%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121478516	1		226,000.00	241,450.45	31-Jul-2007	8.422%	IL - 60.92%	Paid Off - 360	01-Aug-2005
121480006	1		102,000.00	109,002.15	01-Aug-2007	8.372%	NJ - 70.83%	Paid Off - 360	01-Aug-2005
121493802	1		289,000.00	292,570.99	14-Aug-2007	7.722%	VA - 54.53%	Paid Off - 360	01-Aug-2005
121494661	1		143,600.00	150,799.55	17-Jul-2007	8.172%	MI - 89.75%	Paid Off - 360	01-Aug-2005
121495035	1		332,000.00	327,023.77	24-Jul-2007	7.972%	NY - 80.00%	Paid Off - 360	01-Aug-2005
121503118	1		246,000.00	258,175.41	02-Aug-2007	8.072%	MI - 57.75%	Paid Off - 360	01-Aug-2005
121508334	1		208,000.00	215,478.44	18-Jul-2007	7.972%	PA - 80.00%	Paid Off - 360	01-Oct-2005
121513620	1		239,200.00	253,423.48	25-Jul-2007	8.172%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121514108	2		380,000.00	377,668.72	03-Aug-2007	7.722%	CA - 68.28%	Paid Off - 360	01-Sep-2005
121516914	2		492,000.00	522,299.72	14-Aug-2007	8.000%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121516978	1		284,000.00	288,431.94	20-Jul-2007	8.122%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121521190	1		234,500.00	249,940.22	27-Jul-2007	8.272%	PA - 78.17%	Paid Off - 360	01-Aug-2005
121525276	1		248,000.00	263,682.51	17-Jul-2007	8.122%	WA - 80.00%	Paid Off - 360	01-Aug-2005
121526055	1		147,100.00	156,279.04	14-Aug-2007	8.172%	WA - 63.96%	Paid Off - 360	01-Sep-2005
121527090	1		251,300.00	263,369.64	31-Jul-2007	7.872%	NJ - 70.00%	Paid Off - 360	01-Aug-2005
121532319	1		266,000.00	282,125.05	30-Jul-2007	8.072%	CA - 42.56%	Paid Off - 360	01-Aug-2005
121534837	2		447,900.00	473,927.77	15-Aug-2007	7.872%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121545819	1		221,250.00	235,503.11	09-Aug-2007	8.172%	VA - 75.00%	Paid Off - 360	01-Aug-2005
121547355	2		500,000.00	528,007.28	20-Jul-2007	7.772%	CA - 50.00%	Paid Off - 360	01-Aug-2005
121547437	2		360,000.00	376,649.77	07-Aug-2007	8.072%	VA - 79.12%	Paid Off - 360	01-Aug-2005
121551101	1		62,300.00	65,287.54	17-Jul-2007	7.997%	SC - 70.00%	Paid Off - 360	01-Sep-2005
121559915	2		845,000.00	882,606.38	17-Jul-2007	7.422%	CA - 59.30%	Paid Off - 360	01-Sep-2005
121566099	2		400,000.00	425,736.78	10-Aug-2007	8.172%	UT - 80.00%	Paid Off - 360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121568369	1		171,500.00	180,609.39	01-Aug-2007	8.322%	FL - 70.00%	Paid Off - 360	01-Sep-2005
121572526	1		50,000.00	52,293.97	16-Jul-2007	8.747%	FL - 73.53%	Paid Off - 360	01-Sep-2005
121574775	1		260,000.00	277,365.61	13-Aug-2007	8.372%	CA - 79.51%	Paid Off - 360	01-Sep-2005
121578423	1		292,000.00	294,337.55	26-Jul-2007	8.072%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121579858	2		750,000.00	790,310.41	07-Aug-2007	7.722%	CA - 65.79%	Paid Off - 360	01-Sep-2005
121581847	1		314,880.00	334,631.60	16-Jul-2007	8.172%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121587321	1		260,000.00	275,795.65	25-Jul-2007	8.072%	CA - 49.52%	Paid Off - 360	01-Sep-2005
121594506	2		372,000.00	361,116.81	01-Aug-2007	7.872%	NJ - 69.79%	Paid Off - 360	01-Aug-2005
121601219	1		174,000.00	179,804.03	17-Jul-2007	8.172%	AK - 80.00%	Paid Off - 360	01-Sep-2005
121603413	2		450,000.00	471,237.06	01-Aug-2007	7.822%	NC - 72.00%	Paid Off - 360	01-Sep-2005
121607846	1		184,000.00	192,989.27	01-Aug-2007	7.522%	GA - 80.00%	Paid Off - 360	01-Sep-2005
121608368	1		190,000.00	201,542.76	27-Jul-2007	8.072%	NJ - 51.35%	Paid Off - 360	01-Sep-2005
121608448	1		280,000.00	279,996.30	24-Jul-2007	7.972%	NY - 80.00%	Paid Off - 360	01-Sep-2005
121611496	1		217,500.00	232,005.21	01-Aug-2007	8.372%	IL - 75.00%	Paid Off - 360	01-Sep-2005
121613271	1		200,000.00	209,610.58	14-Aug-2007	7.772%	NY - 45.98%	Paid Off - 360	01-Sep-2005
121616245	2		400,000.00	404,866.65	18-Jul-2007	7.472%	NJ - 62.50%	Paid Off - 360	01-Oct-2005
121623795	1		248,500.00	260,188.70	25-Jul-2007	7.972%	AZ - 70.00%	Paid Off - 360	01-Sep-2005
121627336	2		544,000.00	575,866.84	03-Aug-2007	7.897%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121634900	2		435,000.00	457,497.27	24-Jul-2007	7.622%	CA - 63.97%	Paid Off - 360	01-Sep-2005
121635657	1		260,000.00	276,515.27	26-Jul-2007	8.272%	CA - 61.18%	Paid Off - 360	01-Sep-2005
121639575	1		348,750.00	364,171.41	07-Aug-2007	8.125%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121647400	1		175,000.00	185,904.89	26-Jul-2007	8.072%	CA - 36.46%	Paid Off - 360	01-Aug-2005
121657646	2		472,000.00	500,643.58	17-Jul-2007	8.072%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121664536	1		308,000.00	325,475.62	02-Aug-2007	7.872%	CO - 60.39%	Paid Off - 360	01-Sep-2005
121664948	1		153,000.00	158,729.59	14-Aug-2007	8.372%	AZ - 74.63%	Paid Off - 360	01-Sep-2005
121666652	1		200,000.00	182,682.00	16-Jul-2007	8.272%	CT - 74.07%	Paid Off - 360	01-Sep-2005
121674014	1		284,000.00	300,589.91	27-Jul-2007	8.272%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121674436	1		320,000.00	339,440.53	08-Aug-2007	8.072%	CA - 76.19%	Paid Off - 360	01-Sep-2005
121674938	2		535,000.00	556,731.73	30-Jul-2007	7.172%	AZ - 65.64%	Paid Off - 360	01-Sep-2005
121682363	1		116,000.00	123,502.80	06-Aug-2007	8.272%	IL - 80.00%	Paid Off - 360	01-Sep-2005
121690385	1		520,500.00	548,547.57	19-Jul-2007	8.122%	HI - 79.47%	Paid Off - 360	01-Sep-2005
121694166	2		364,800.00	366,477.19	01-Aug-2007	7.222%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121695343	1		92,500.00	98,119.49	26-Jul-2007	8.072%	FL - 52.74%	Paid Off - 360	01-Sep-2005
121695935	1		82,948.00	81,494.45	08-Aug-2007	7.822%	TX - 57.21%	Paid Off - 360	01-Sep-2005
121696072	2		400,000.00	420,415.56	01-Aug-2007	8.172%	NV - 80.00%	Paid Off - 360	01-Sep-2005
121697483	1		125,300.00	126,565.91	27-Jul-2007	8.000%	ID - 72.85%	Paid Off - 360	01-Aug-2005
121703516	1		217,074.00	228,242.60	25-Jul-2007	8.172%	MD - 80.40%	Paid Off - 360	01-Sep-2005
121703646	1		328,000.00	348,632.03	03-Aug-2007	8.272%	MN - 80.00%	Paid Off - 360	01-Oct-2005
121707100	1		120,000.00	125,005.04	01-Aug-2007	8.172%	NJ - 61.54%	Paid Off - 360	01-Sep-2005
121710587	2	BK	412,500.00	420,773.16	27-Jul-2007	8.372%	CA - 75.69%	Paid Off - 360	01-Sep-2005
121711011	1		260,000.00	276,792.45	17-Jul-2007	8.272%	CA - 77.61%	Paid Off - 360	01-Sep-2005
121712968	1		524,000.00	514,011.77	19-Jul-2007	7.122%	HI - 80.00%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121717455	2		420,000.00	445,497.59	02-Aug-2007	8.172%	MA - 80.00%	Paid Off - 360	01-Oct-2005
121723732	1		300,000.00	316,654.89	09-Aug-2007	8.000%	CA - 64.00%	Paid Off - 360	01-Sep-2005
121752346	2		649,600.00	659,944.49	14-Aug-2007	6.922%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121753161	1		200,000.00	209,974.71	07-Aug-2007	8.072%	HI - 44.94%	Paid Off - 360	01-Oct-2005
121758754	2		365,000.00	381,951.23	13-Aug-2007	7.722%	AZ - 78.50%	Paid Off - 360	01-Sep-2005
121765760	2		465,000.00	492,022.39	10-Aug-2007	8.022%	CA - 73.81%	Paid Off - 360	01-Oct-2005
121766901	1		183,000.00	194,511.24	06-Aug-2007	8.272%	NJ - 65.36%	Paid Off - 360	01-Oct-2005
121773859	1		264,750.00	277,924.81	01-Aug-2007	7.872%	VA - 75.00%	Paid Off - 360	01-Oct-2005
121782125	1		287,200.00	303,177.40	03-Aug-2007	8.072%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121788144	1		220,000.00	231,927.52	14-Aug-2007	8.072%	CA - 52.38%	Paid Off - 360	01-Oct-2005
121795979	1		453,000.00	475,010.95	26-Jul-2007	8.547%	CA - 71.91%	Paid Off - 360	01-Oct-2005
121797911	1		247,000.00	261,533.50	03-Aug-2007	8.272%	CA - 77.19%	Paid Off - 360	01-Oct-2005
121805454	1		240,000.00	254,056.00	01-Aug-2007	8.172%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121815247	1		188,000.00	198,066.22	16-Jul-2007	8.172%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121824708	2		432,000.00	457,521.13	01-Aug-2007	8.072%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121827937	2		396,000.00	393,151.24	02-Aug-2007	8.172%	CA - 80.00%	Paid Off - 360	01-Oct-2005
121828448	1		310,300.00	327,258.48	01-Aug-2007	7.750%	CA - 42.51%	Paid Off - 360	01-Sep-2005
121828473	2		560,000.00	594,649.74	01-Aug-2007	8.147%	CA - 80.00%	Paid Off - 360	01-Sep-2005

TOTAL			31,712,752.00	32,929,908.28

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total

Current
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative
Number of Loans Liquidated	3	2	5
Collateral Realized Loss/(Gain) Amount	167,806.03	28,681.12	196,487.15
Net Liquidation Proceeds	1,548,154.27	335,495.05	1,883,649.32

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.06%	0.00%	0.03%
12 Months Avg MDR	0.02%	0.00%	0.01%
Avg MDR Since Cut-off	0.01%	0.00%	0.01%

CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.69%	0.00%	0.36%
12 Months Avg CDR	0.23%	0.05%	0.14%
Avg CDR Since Cut-off	0.12%	0.03%	0.08%

SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	146.60%	0.00%	77.61%
12 Months Avg SDA Approximation	60.02%	13.85%	38.30%
Avg SDA Since Cut-off Approximation	44.06%	10.22%	28.17%

Principal Only Loss Severity Approx for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	13.04%	0.00%	13.10%
12 Months Avg Loss Severity Approximation	9.78%	7.88%	9.45%
Avg Loss Severity Approximation Since Cut-Off	9.78%	7.88%	9.45%

Principal & Interest Loss Severity Approx for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	13.04%	0.00%	13.10%
12 Months Avg Loss Severity Approximation	9.78%	7.88%	9.45%
Avg Loss Severity Approximation Since Cut-Off	9.78%	7.88%	9.45%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
August 27, 2007 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

TOTAL

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			53,501,213.51
(b) 50% of Aggregate Balance of Sub. Certificates			98,660,880.35

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.0988%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			196,487.15
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	85.478782%	85.546949%	85.511227%
Next Senior Percentage	85.198010%	85.171776%	85.185566%
Current Subordinate Percentage	14.521218%	14.453051%	14.488773%
Next Subordinate Percentage	14.801990%	14.828224%	14.814434%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			5.022000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

August 27, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	4,721,004.41	4,365,334.16	9,086,338.56
Current Scheduled Payments 1 Month Prior	4,875,561.39	4,478,943.96	9,354,505.36
Current Scheduled Payments 2 Month Prior	5,005,347.20	4,571,664.70	9,577,011.90
Current Scheduled Payments 3 Month Prior	5,116,181.10	4,717,623.84	9,833,804.94
Current Scheduled Payments 4 Month Prior	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 5 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 6 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 7 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 8 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 9 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 10 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07
Current Scheduled Payments 11 Month Prior	6,315,338.20	5,996,878.42	12,312,216.62

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		20
		9. Prepayment Detail Report		25
		10. Realized Loss Report		28
		11. Realized Loss Detail Report		31
		12. Triggers and Adj. Cert. Report		32
		13. Additional Certificate Report		33
		14. Other Related Information		34

		Total Number of Pages		34

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	September 25, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	August 31, 2007	Factor Information:		(800) 735-7777
	September 24, 2007	Main Phone Number:		(714) 247-6000

		https://www.tss.db.com/invr

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	322,877,460.50	1,512,191.16	7,813,344.34	9,325,535.50	0.00	0.00	315,064,116.16
1-A-2	FLT	262,356,000.00	134,532,360.65	684,257.18	3,255,562.21	3,939,819.39	0.00	0.00	131,276,798.44
1-A-3A	FLT	77,413,000.00	39,696,266.30	190,073.15	960,613.96	1,150,687.11	0.00	0.00	38,735,652.34
1-A-3B	FLT	80,000,000.00	41,022,842.46	193,121.00	992,715.92	1,185,836.92	0.00	0.00	40,030,126.54
2-A-1A	FLT	398,032,000.00	204,082,918.41	955,818.92	4,509,893.66	5,465,712.58	0.00	0.00	199,573,024.75
2-A-1B	FLT	300,000,000.00	153,818,978.19	778,635.95	3,399,144.03	4,177,779.98	0.00	0.00	150,419,834.16
2-A-2A	FLT	50,000,000.00	25,636,496.36	121,513.46	566,524.01	688,037.47	0.00	0.00	25,069,972.35
2-A-2B	FLT	65,846,000.00	33,761,214.79	180,168.85	746,066.79	926,235.64	0.00	0.00	33,015,148.00
2-A-2C	FLT	175,000,000.00	89,727,737.25	441,918.74	1,982,834.02	2,424,752.76	0.00	0.00	87,744,903.23
2-A-3A	FLT	84,508,000.00	43,329,780.69	207,471.09	957,516.21	1,164,987.30	0.00	0.00	42,372,264.48
2-A-3B	FLT	90,000,000.00	46,145,693.47	217,237.57	1,019,743.21	1,236,980.78	0.00	0.00	45,125,950.26
1-X	CSTR	0.00	0.00	864,161.53	0.00	864,161.53	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	843,256.38	0.00	843,256.38	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,111,764.27	59,359.09	5,306.30	64,665.39	0.00	0.00	12,106,457.97
B-2	SUB	49,300,000.00	48,939,429.38	241,820.28	21,440.92	263,261.20	0.00	0.00	48,917,988.46
B-3	SUB	33,764,000.00	33,517,056.67	172,363.78	14,684.20	187,047.98	0.00	0.00	33,502,372.47
B-4	SUB	14,470,000.00	14,364,169.24	74,562.88	6,293.11	80,855.99	0.00	0.00	14,357,876.13
B-5	SUB	13,264,000.00	13,166,989.68	69,833.13	5,768.61	75,601.74	0.00	0.00	13,161,221.07
B-6	SUB	10,853,000.00	10,773,623.28	58,614.68	4,720.05	63,334.73	0.00	0.00	10,768,903.23
B-7	SUB	9,647,000.00	9,576,443.73	52,101.34	4,195.55	56,296.89	0.00	0.00	9,572,248.18
B-8	SUB	7,235,000.00	7,182,084.60	39,074.65	3,146.55	42,221.20	0.00	0.00	7,178,938.05
B-9	SUB	16,882,000.00	16,758,528.34	91,175.99	7,342.10	98,518.09	0.00	0.00	16,751,186.24
B-10	SUB	18,088,000.00	17,955,707.90	97,689.33	7,866.60	105,555.93	0.00	0.00	17,947,841.30
B-11	SUB	13,269,015.79	12,975,511.38	70,594.21	5,684.71	76,278.92	152,687.62	0.00	12,817,139.05
B-X	CSTR	0.00	0.00	224,410.44	0.00	224,410.44	0.00	0.00	0.00
P-1	SUB	100.00	100.00	303,041.98	0.00	303,041.98	0.00	0.00	100.00
P-2	SUB	100.00	100.00	147,154.26	0.00	147,154.26	0.00	0.00	100.00

Total		2,411,782,315.79	1,331,953,257.54	8,891,621.02	26,290,407.06	35,182,028.08	152,687.62	0.00	1,305,510,162.86

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	08/27/07	09/24/07	A-Act/360	45660LVZ9	629,654,000.00	512.785531	2.401622	12.408949	14.810571	500.376582
1-A-2	08/27/07	09/24/07	A-Act/360	45660LWA3	262,356,000.00	512.785531	2.608125	12.408949	15.017074	500.376582
1-A-3A	08/27/07	09/24/07	A-Act/360	45660LWB1	77,413,000.00	512.785531	2.455313	12.408949	14.864262	500.376582
1-A-3B	08/27/07	09/24/07	A-Act/360	45660LWC9	80,000,000.00	512.785531	2.414013	12.408949	14.822961	500.376582
2-A-1A	08/27/07	09/24/07	A-Act/360	45660LWD7	398,032,000.00	512.729927	2.401362	11.330480	13.731842	501.399447
2-A-1B	08/27/07	09/24/07	A-Act/360	45660LWE5	300,000,000.00	512.729927	2.595453	11.330480	13.925933	501.399447
2-A-2A	08/27/07	09/24/07	A-Act/360	45660LWV7	50,000,000.00	512.729927	2.430269	11.330480	13.760749	501.399447
2-A-2B	08/01/07	08/30/07	A-30/360	45660LWW5	65,846,000.00	512.729927	2.736216	11.330480	14.066696	501.399447
2-A-2C	08/27/07	09/24/07	A-Act/360	45660LWF2	175,000,000.00	512.729927	2.525250	11.330480	13.855730	501.399447
2-A-3A	08/27/07	09/24/07	A-Act/360	45660LWG0	84,508,000.00	512.729927	2.455047	11.330480	13.785527	501.399447
2-A-3B	08/27/07	09/24/07	A-Act/360	45660LWH8	90,000,000.00	512.729927	2.413751	11.330480	13.744231	501.399447
1-X	08/01/07	08/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.823463	0.000000	0.823463	0.000000
2-X	08/01/07	08/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.724829	0.000000	0.724829	0.000000
A-R	08/01/07	08/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	08/27/07	09/24/07	A-Act/360	45660LWJ4	12,201,000.00	992.686195	4.865100	0.434907	5.300007	992.251288
B-2	08/27/07	09/24/07	A-Act/360	45660LWK1	49,300,000.00	992.686194	4.905077	0.434907	5.339984	992.251287
B-3	08/27/07	09/24/07	A-Act/360	45660LWL9	33,764,000.00	992.686194	5.104957	0.434907	5.539864	992.251287
B-4	08/27/07	09/24/07	A-Act/360	45660LWM7	14,470,000.00	992.686195	5.152929	0.434907	5.587836	992.251287
B-5	08/27/07	09/24/07	A-Act/360	45660LWN5	13,264,000.00	992.686194	5.264862	0.434907	5.699769	992.251287
B-6	08/27/07	09/24/07	A-Act/360	45660LWP0	10,853,000.00	992.686196	5.400781	0.434907	5.835689	992.251288
B-7	08/27/07	09/24/07	A-Act/360	45660LWQ8	9,647,000.00	992.686196	5.400782	0.434907	5.835689	992.251288
B-8	08/27/07	09/24/07	A-Act/360	45660LWR6	7,235,000.00	992.686192	5.400781	0.434907	5.835688	992.251285
B-9	08/27/07	09/24/07	A-Act/360	45660LWX3	16,882,000.00	992.686195	5.400781	0.434907	5.835688	992.251288
B-10	08/27/07	09/24/07	A-Act/360	45660LWY1	18,088,000.00	992.686195	5.400781	0.434907	5.835688	992.251288
B-11	08/27/07	09/24/07	A-Act/360	45660LWZ8	13,269,015.79	977.880469	5.320230	0.428420	5.748649	965.944969
B-X	08/01/07	08/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	1.127844	0.000000	1.127844	0.000000
P-1	08/25/07	09/24/07	A-30/360	45660LYU7	100.00	1,000.000000	3,030,419.800000	0.000000 3,030,419.800000		1,000.000000
P-2	08/25/07	09/24/07	A-30/360	45660LYV5	100.00	1,000.000000	1,471,542.600000	0.000000 1,471,542.600000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	53,706,862.74	310,765,811.52	3,824,072.32	314,589,883.84	368,296,746.58	0.00	0.00	315,064,116.16
1-A-2	262,356,000.00	24,527,157.74	129,485,837.08	1,593,364.48	131,079,201.56	155,606,359.30	0.00	0.00	131,276,798.44
1-A-3A	77,413,000.00	6,767,894.76	38,207,195.94	470,151.72	38,677,347.66	45,445,242.42	0.00	0.00	38,735,652.34
1-A-3B	80,000,000.00	6,862,989.45	39,484,010.12	485,863.32	39,969,873.46	46,832,862.91	0.00	0.00	40,030,126.54
2-A-1A	398,032,000.00	33,609,764.24	196,015,871.01	2,443,104.24	198,458,975.25	232,068,739.49	0.00	0.00	199,573,024.75
2-A-1B	300,000,000.00	27,619,854.48	147,738,778.04	1,841,387.80	149,580,165.84	177,200,020.32	0.00	0.00	150,419,834.16
2-A-2A	50,000,000.00	4,278,784.55	24,623,129.68	306,897.97	24,930,027.65	29,208,812.20	0.00	0.00	25,069,972.35
2-A-2B	65,846,000.00	5,652,426.11	32,426,691.93	404,160.07	32,830,852.00	38,483,278.11	0.00	0.00	33,015,148.00
2-A-2C	175,000,000.00	15,628,851.51	86,180,953.88	1,074,142.89	87,255,096.77	102,883,948.28	0.00	0.00	87,744,903.23
2-A-3A	84,508,000.00	7,314,105.22	41,617,028.85	518,706.67	42,135,735.52	49,449,840.74	0.00	0.00	42,372,264.48
2-A-3B	90,000,000.00	7,643,397.76	44,321,633.37	552,416.34	44,874,049.74	52,517,447.50	0.00	0.00	45,125,950.26
1-X	0.00	20,871,565.23	0.00	0.00	0.00	20,871,565.23	0.00	0.00	0.00
2-X	0.00	19,253,850.54	0.00	0.00	0.00	19,253,850.54	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,403,447.07	12,414.92	82,127.11	94,542.03	1,497,989.10	0.00	0.00	12,106,457.97
B-2	49,300,000.00	5,721,827.07	50,164.36	331,847.18	382,011.54	6,103,838.61	0.00	0.00	48,917,988.46
B-3	33,764,000.00	4,093,288.41	34,355.96	227,271.57	261,627.53	4,354,915.94	0.00	0.00	33,502,372.47
B-4	14,470,000.00	1,772,189.44	14,723.71	97,400.16	112,123.87	1,884,313.31	0.00	0.00	14,357,876.13
B-5	13,264,000.00	1,662,895.41	13,496.55	89,282.38	102,778.93	1,765,674.34	0.00	0.00	13,161,221.07
B-6	10,853,000.00	1,398,792.25	11,043.29	73,053.48	84,096.77	1,482,889.02	0.00	0.00	10,768,903.23
B-7	9,647,000.00	1,234,637.59	9,816.13	64,935.69	74,751.82	1,309,389.41	0.00	0.00	9,572,248.18
B-8	7,235,000.00	913,387.94	7,361.84	48,700.11	56,061.95	969,449.89	0.00	0.00	7,178,938.05
B-9	16,882,000.00	2,131,280.69	17,177.98	113,635.78	130,813.76	2,262,094.45	0.00	0.00	16,751,186.24
B-10	18,088,000.00	2,283,533.05	18,405.13	121,753.57	140,158.70	2,423,691.75	0.00	0.00	17,947,841.30
B-11	13,269,015.79	1,671,927.29	13,387.11	89,314.70	102,701.83	1,774,629.13	349,174.79	0.00	12,817,139.05
B-X	0.00	3,086,683.07	0.00	0.00	0.00	3,086,683.07	0.00	0.00	0.00
P-1	100.00	10,732,725.51	0.00	0.00	0.00	10,732,725.51	0.00	0.00	100.00
P-2	100.00	7,121,361.97	0.00	0.00	0.00	7,121,361.97	0.00	0.00	100.00

Total	2,411,782,315.79	279,104,030.56	1,091,069,370.71	14,853,607.24	1,105,922,978.02	1,385,027,008.59	349,174.79	0.00	1,305,510,162.86

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.81500%	322,877,460.50	1,512,456.68	265.53	0.00	0.00	1,512,191.15	1,512,191.16	0.00
1-A-2	6.31500%	134,532,360.65	684,377.33	120.15	0.00	0.00	684,257.18	684,257.18	0.00
1-A-3A	5.94500%	39,696,266.30	190,106.52	33.37	0.00	0.00	190,073.15	190,073.15	0.00
1-A-3B	5.84500%	41,022,842.46	193,154.91	33.91	0.00	0.00	193,121.00	193,121.00	0.00
2-A-1A	5.81500%	204,082,918.41	955,986.75	167.83	0.00	0.00	955,818.92	955,818.92	0.00
2-A-1B	6.28500%	153,818,978.19	778,772.67	136.72	0.00	0.00	778,635.95	778,635.95	0.00
2-A-2A	5.88500%	25,636,496.36	121,534.80	21.34	0.00	0.00	121,513.46	121,513.46	0.00
2-A-2B	6.40500%	33,761,214.79	180,200.48	31.64	0.00	0.00	180,168.84	180,168.85	0.00
2-A-2C	6.11500%	89,727,737.25	441,996.34	77.60	0.00	0.00	441,918.74	441,918.74	0.00
2-A-3A	5.94500%	43,329,780.69	207,507.52	36.43	0.00	0.00	207,471.09	207,471.09	0.00
2-A-3B	5.84500%	46,145,693.47	217,275.72	38.14	0.00	0.00	217,237.58	217,237.57	0.00
1-X	0.00000%	0.00	864,313.27	151.74	0.00	0.00	864,161.53	864,161.53	0.00
2-X	0.00000%	0.00	843,404.45	148.07	0.00	0.00	843,256.38	843,256.38	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	6.08500%	12,111,764.27	59,369.51	10.42	0.00	0.00	59,359.09	59,359.09	0.00
B-2	6.13500%	48,939,429.38	241,862.74	42.46	0.00	0.00	241,820.28	241,820.28	0.00
B-3	6.38500%	33,517,056.67	172,394.05	30.27	0.00	0.00	172,363.78	172,363.78	0.00
B-4	6.44500%	14,364,169.24	74,575.97	13.09	0.00	0.00	74,562.88	74,562.88	0.00
B-5	6.58500%	13,166,989.68	69,845.39	12.26	0.00	0.00	69,833.13	69,833.13	0.00
B-6	6.75500%	10,773,623.28	58,624.97	10.29	0.00	0.00	58,614.68	58,614.68	0.00
B-7	6.75500%	9,576,443.73	52,110.48	9.15	0.00	0.00	52,101.33	52,101.34	0.00
B-8	6.75500%	7,182,084.60	39,081.51	6.86	0.00	0.00	39,074.65	39,074.65	0.00
B-9	6.75500%	16,758,528.34	91,192.00	16.01	0.00	0.00	91,175.99	91,175.99	0.00
B-10	6.75500%	17,955,707.90	97,706.48	17.15	0.00	0.00	97,689.33	97,689.33	0.00
B-11	6.75500%	12,975,511.38	70,606.61	12.40	0.00	0.00	70,594.21	70,594.21	0.00
B-X	0.00000%	0.00	224,449.85	39.40	0.01	0.00	224,410.46	224,410.44	0.01
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	303,041.98	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	147,154.26	0.00

Total		1,331,953,257.54	8,442,907.00	1,482.23	0.01	0.00	8,441,424.78	8,891,621.02	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	864,161.53	0.00	864,161.53	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	843,256.38	0.00	843,256.38	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	224,410.44	0.00	224,410.44	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,931,828.35	0.00	1,931,828.35	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	08/01/07	08/30/07	A-30/360	1,049,423,000.00		512.785531	0.823463	0.000000	0.823463	500.376582
2-X-IO	08/01/07	08/30/07	A-30/360	1,163,386,000.00		512.729927	0.724829	0.000000	0.724829	501.399447
B-X-IO	08/01/07	08/30/07	A-30/360	198,973,015.00		991.698842	1.127844	0.000000	1.127844	990.496988
1-X-PO	08/01/07	08/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	08/01/07	08/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	08/01/07	08/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	08/01/07	08/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	20,871,544.63	0.00	0.00	0.00	20,871,565.23	0.00	0.00	0.00
2-X-IO	0.00	19,253,850.51	0.00	0.00	0.00	19,253,850.51	0.00	0.00	0.00
B-X-IO	0.00	3,086,683.05	0.00	0.00	0.00	3,086,683.05	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	43,212,078.19	0.00	0.00	0.00	43,212,098.79	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.92737%	538,128,929.91	864,313.27	151.74	0.00	0.00	864,161.53	864,161.53	0.00
2-X-IO	1.69670%	596,502,819.16	843,404.45	148.07	0.00	0.00	843,256.38	843,256.38	0.00
B-X-IO	1.36498%	197,321,308.47	224,449.85	39.40	0.01	0.00	224,410.46	224,410.44	0.01
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,331,953,057.54	1,932,167.57	339.21	0.01	0.00	1,931,828.37	1,931,828.35	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	13,268,038.17	13,022,368.89	26,290,407.06
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	13,268,038.17	13,022,368.89	26,290,407.06
Interest Collections	4,536,216.40	4,176,900.03	8,713,116.43
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	147,154.26	303,041.98	450,196.24
Interest Fees	(135,343.25)	(129,326.48)	(271,691.64)
TOTAL NET INTEREST	4,548,027.41	4,350,615.53	8,891,621.03
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	17,816,065.58	17,372,984.42	35,182,028.09

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,304.41	893.31	3,197.72
Curtailments	(1,641,668.97)	(1,269,150.53)	(2,910,819.50)
Prepayments In Full	13,931,154.17	14,183,398.02	28,114,552.19
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	1,044,946.26	191,218.01	1,236,164.27
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	0.00	0.00	0.00
Realized Losses	(68,697.70)	(83,989.92)	(152,687.62)
Advanced Principal	0.00	0.00	0.00
TOTAL PRINCIPAL COLLECTED	13,268,038.17	13,022,368.89	26,290,407.06

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	4,614,554.24	4,244,390.98	8,858,945.22
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	6,506.39	1,267.62	7,774.01
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(5,781.11)	(12,013.01)	(17,794.12)
Delinquent Interest	(1,773,027.47)	(1,473,485.79)	(3,246,513.26)
Compensating Interest	5,781.11	12,013.01	17,794.12
Civil Relief Act Shortfalls	(1,102.94)	(379.29)	(1,482.23)
Interest Advanced	1,689,286.17	1,405,106.51	3,094,392.68
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	4,536,216.40	4,176,900.03	8,713,116.43

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	147,154.26	303,041.98	450,196.24
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	147,154.26	303,041.98	450,196.24

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	135,051.53	129,063.22	264,114.75
Class 1-A-3B Ambac Premium			3,304.62
Class 2-A-3B Ambac Premium			3,717.29
Trustee Fees	291.72	263.26	554.98
TOTAL INTEREST FEES	135,343.25	129,326.48	271,691.64

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution
Credit Enhancement Report
ACCOUNTS
Yield Maintenance Class1 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00
Yield Maintenance Class2 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,304.62
Class 2-A-3B Ambac Premium			3,717.29

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,373	2,597	3,970
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(24)	(61)	(85)
Repurchases	0	0	0
Liquidations	(2)	(1)	(3)
Current	1,347	2,535	3,882
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	700,137,034.42	631,816,023.12	1,331,953,057.54
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,304.41)	(893.31)	(3,197.72)
Partial Prepayments	1,641,668.97	1,269,150.53	2,910,819.50
Full Voluntary Prepayments	(13,931,154.17)	(14,183,398.02)	(28,114,552.19)
Repurchases	0.00	0.00	0.00
Liquidations	(1,044,946.26)	(191,218.01)	(1,236,164.27)
Current	686,800,298.55	618,709,664.31	1,305,509,962.86

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.93421%	8.07970%	8.00346%
Weighted Average Coupon Current	7.92027%	8.06372%	7.98832%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	335	336	336
Weighted Average Months to Maturity Current	334	335	335
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	335	336	336
Weighted Avg Remaining Amortization Term Current	334	335	335
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	24.41	24.22	24.32
Weighted Average Seasoning Current	25.41	25.22	25.32

Weighted Average Coupon by Groups

8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
Oct-05
Apr-06
Oct-06
Apr-07
Group 1
Group 2

Total Weighted Average Coupon

8.40%
8.00%
7.60%
7.20%
6.80%
6.40%
6.00%
5.60%
5.20%
4.80%
Oct-05
Apr-06
Oct-06
Apr-07

Weighted Average Amortization Term by Groups

360
356
352
348
344
340
336
332
Oct-05
Apr-06
Oct-06
Apr-07
Group 1
Group 2

Total Weighted Average Amortization Term

360
356
352
348
344
340
336
332
Oct-05
Apr-06
Oct-06
Apr-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.91256%	3.05798%	2.98178%
Weighted Average Margin Current	2.91471%	3.05831%	2.98283%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.06612%	8.85196%	8.96419%
Weighted Average Max Rate Current	9.06939%	8.85218%	8.96636%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Current	0.00000%	0.00000%	0.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	135,051.53	129,063.22	264,114.75
Delinquent Servicing Fees	83,741.29	68,379.28	152,120.57
TOTAL SERVICING FEES	218,792.82	197,442.51	416,235.33

Total Servicing Fees	218,792.82	197,442.51	416,235.33
Compensating Interest	(5,781.11)	(12,013.01)	(17,794.12)
Delinquent Servicing Fees	(83,741.29)	(68,379.28)	(152,120.57)
COLLECTED SERVICING FEES	129,270.42	117,050.22	246,320.64
Total Advanced Interest	1,689,286.17	1,405,106.51	3,094,392.68
Total Advanced Principal	0.00	0.00	0.00
Aggregate Advances with respect to this Distribution	1,689,286.17	1,405,106.51	3,094,392.68

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	5,781.11	12,013.01	17,794.12
Compensating Interest	(5,781.11)	(12,013.01)	(17,794.12)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.544768%	7.688224%	7.612817%
Current Deferred Interest	2,154,897.58	2,005,264.07	4,160,161.65
Cumulative Deferred Interest	2,154,897.58	2,005,264.07	4,160,161.65
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		44,649,880.73	20,315,175.16	13,715,373.28	78,680,429.17
	% Balance		3.42%	1.56%	1.05%	6.03%
	# Loans		135	50	38	223
	% # Loans		3.48%	1.29%	0.98%	5.74%

FORECLOSURE	Balance	245,994.53	0.00	0.00	27,637,210.39	27,883,204.92
	% Balance	0.02%	0.00%	0.00%	2.12%	2.14%
	# Loans	1	0	0	72	73
	% # Loans	0.03%	0.00%	0.00%	1.85%	1.88%

BANKRUPTCY	Balance	2,615,845.23	0.00	0.00	2,481,508.03	5,097,353.26
	% Balance	0.20%	0.00%	0.00%	0.19%	0.39%
	# Loans	8	0	0	8	16
	% # Loans	0.21%	0.00%	0.00%	0.21%	0.41%

REO	Balance	0.00	0.00	0.00	5,964,104.14	5,964,104.14
	% Balance	0.00%	0.00%	0.00%	0.46%	0.46%
	# Loans	0	0	0	20	20
	% # Loans	0.00%	0.00%	0.00%	0.52%	0.52%

TOTAL	Balance	2,861,839.76	44,649,880.73	20,315,175.16	49,798,195.84	117,625,091.49
	% Balance	0.22%	3.42%	1.56%	3.81%	9.01%
	# Loans	9	135	50	138	332
	% # Loans	0.23%	3.48%	1.29%	3.55%	8.55%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		23,141,720.85	6,559,034.32	7,324,765.23	37,025,520.40
	% Balance		3.74%	1.06%	1.18%	5.98%
	# Loans		91	24	26	141
	% # Loans		3.59%	0.95%	1.03%	5.56%

FORECLOSURE	Balance	245,994.53	0.00	0.00	9,219,458.79	9,465,453.32
	% Balance	0.04%	0.00%	0.00%	1.49%	1.53%
	# Loans	1	0	0	38	39
	% # Loans	0.04%	0.00%	0.00%	1.50%	1.54%

BANKRUPTCY	Balance	1,154,885.41	0.00	0.00	1,201,251.93	2,356,137.34
	% Balance	0.19%	0.00%	0.00%	0.19%	0.38%
	# Loans	5	0	0	5	10
	% # Loans	0.20%	0.00%	0.00%	0.20%	0.39%

REO	Balance	0.00	0.00	0.00	4,616,831.04	4,616,831.04
	% Balance	0.00%	0.00%	0.00%	0.75%	0.75%
	# Loans	0	0	0	17	17
	% # Loans	0.00%	0.00%	0.00%	0.67%	0.67%

TOTAL	Balance	1,400,879.94	23,141,720.85	6,559,034.32	22,362,306.99	53,463,942.10
	% Balance	0.23%	3.74%	1.06%	3.61%	8.64%
	# Loans	6	91	24	86	207
	% # Loans	0.24%	3.59%	0.95%	3.39%	8.17%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		21,508,159.88	13,756,140.84	6,390,608.05	41,654,908.77
	% Balance		3.13%	2.00%	0.93%	6.07%
	# Loans		44	26	12	82
	% # Loans		3.27%	1.93%	0.89%	6.09%

FORECLOSURE	Balance	0.00	0.00	0.00	18,417,751.60	18,417,751.60
	% Balance	0.00%	0.00%	0.00%	2.68%	2.68%
	# Loans	0	0	0	34	34
	% # Loans	0.00%	0.00%	0.00%	2.52%	2.52%

BANKRUPTCY	Balance	1,460,959.82	0.00	0.00	1,280,256.10	2,741,215.92
	% Balance	0.21%	0.00%	0.00%	0.19%	0.40%
	# Loans	3	0	0	3	6
	% # Loans	0.22%	0.00%	0.00%	0.22%	0.45%

REO	Balance	0.00	0.00	0.00	1,347,273.10	1,347,273.10
	% Balance	0.00%	0.00%	0.00%	0.20%	0.20%
	# Loans	0	0	0	3	3
	% # Loans	0.00%	0.00%	0.00%	0.22%	0.22%

TOTAL	Balance	1,460,959.82	21,508,159.88	13,756,140.84	27,435,888.85	64,161,149.39
	% Balance	0.21%	3.13%	2.00%	3.99%	9.34%
	# Loans	3	44	26	52	125
	% # Loans	0.22%	3.27%	1.93%	3.86%	9.28%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

September 25, 2007 Distribution

REO Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became REO Property this Period:
121428762	1	365,680.00	389,542.47	01-Dec-2006	8.455%	CA - 70.00%	360	01-Aug-2005
121581957	1	93,750.00	99,569.47	01-Sep-2006	7.805%	OH - 75.00%	360	01-Sep-2005
TOTAL		459,430.00	489,111.94

Became REO Property in a Prior Period:
121350333	1	243,750.00	260,559.92	01-Dec-2006	8.105%	MA - 70.65%	360	01-Sep-2005
121366767	1	332,792.00	353,805.70	01-Jul-2006	7.955%	CA - 79.81%	360	01-Aug-2005
121449985	1	319,400.00	342,975.50	01-Jul-2006	8.255%	VA - 74.80%	360	01-Aug-2005
121474102	1	244,800.00	264,005.03	01-Sep-2006	8.455%	FL - 80.00%	360	01-Aug-2005
121490232	2	456,000.00	480,497.57	01-Nov-2006	7.855%	CA - 80.00%	360	01-Aug-2005
121492699	1	187,200.00	199,499.96	01-Feb-2007	8.055%	VA - 80.00%	360	01-Aug-2005
121500221	1	321,750.00	345,498.90	01-Sep-2006	8.255%	CA - 75.00%	360	01-Aug-2005
121516238	1	157,000.00	166,114.72	01-Sep-2006	8.155%	GA - 94.01%	360	01-Aug-2005
121523429	1	79,000.00	82,670.85	01-Apr-2006	8.455%	PA - 69.91%	360	01-Aug-2005
121567353	1	264,000.00	283,550.94	01-Oct-2006	8.250%	CA - 80.00%	360	01-Jul-2005
121569030	1	343,200.00	358,851.54	01-Sep-2006	7.055%	CA - 80.00%	360	01-Aug-2005
121599975	1	120,000.00	128,718.15	01-Jun-2006	8.205%	FL - 80.00%	360	01-Aug-2005
121664846	2	393,750.00	420,446.49	01-Aug-2006	8.155%	CA - 75.00%	360	01-Sep-2005
121690974	1	260,800.00	277,579.92	01-Nov-2006	7.905%	AZ - 80.00%	360	01-Sep-2005
121713653	2	636,000.00	446,329.04	01-Jul-2006	8.005%	CA - 80.00%	360	01-Sep-2005
121717716	1	348,000.00	370,128.50	01-Aug-2006	8.500%	CA - 80.00%	360	01-Aug-2005
121751049	1	353,000.00	377,673.48	01-Aug-2006	8.155%	CA - 80.00%	360	01-Sep-2005
121784112	1	296,000.00	316,085.99	01-Jan-2006	8.055%	GA - 80.00%	360	01-Sep-2005
TOTAL		5,356,442.00	5,474,992.20

TOTAL		5,815,872.00	5,964,104.14

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
121239777	1	260,000.00	279,510.32	01-Apr-2007	8.255%	CA - 77.61%	360	01-Jul-2005
121350383	2	412,500.00	441,382.66	01-Apr-2007	8.155%	CA - 75.00%	360	01-Sep-2005
121493840	1	212,000.00	225,449.50	01-Apr-2007	7.855%	MA - 75.99%	360	01-Sep-2005
121524025	1	318,400.00	336,586.28	01-Mar-2007	8.055%	CA - 80.00%	360	01-Aug-2005
121524106	1	170,000.00	173,959.93	01-Apr-2007	8.155%	CA - 61.82%	360	01-Aug-2005
121552092	1	312,000.00	331,235.59	01-Feb-2007	7.955%	CO - 80.00%	360	01-Sep-2005
121561810	2	457,500.00	490,710.90	01-Apr-2007	8.255%	CA - 75.00%	360	01-Aug-2005
121564974	2	512,000.00	545,036.27	01-Apr-2007	7.905%	CA - 80.00%	360	01-Sep-2005
121564989	1	300,000.00	321,048.56	01-Apr-2007	8.155%	FL - 75.00%	360	01-Aug-2005
121606348	2	412,500.00	443,241.48	01-Apr-2007	8.405%	NJ - 75.00%	360	01-Sep-2005
121613455	1	110,000.00	116,571.52	01-Apr-2007	8.255%	MA - 52.38%	360	01-Sep-2005
121626634	1	292,750.00	309,788.48	01-Apr-2007	7.655%	MA - 79.99%	360	01-Sep-2005
121680377	1	294,000.00	311,563.74	01-Apr-2007	8.255%	FL - 70.00%	360	01-Sep-2005
121713642	1	312,000.00	333,129.98	01-Apr-2007	8.255%	CA - 79.80%	360	01-Oct-2005
121760042	2	400,000.00	427,142.95	01-Apr-2007	8.055%	VA - 80.00%	360	01-Sep-2005
121781338	2	540,000.00	562,284.38	01-Apr-2007	8.105%	NY - 80.00%	360	01-Oct-2005
121798807	2	461,250.00	493,779.00	01-Apr-2007	8.255%	NY - 75.00%	360	01-Oct-2005
TOTAL		5,776,900.00	6,142,421.54

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	641,906.60	01-Aug-2006	7.875%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	117,107.49	01-Aug-2006	8.500%	OK - 80.00%	360	01-Mar-2005
121084319	2	590,000.00	623,624.93	01-Feb-2007	7.605%	CA - 73.75%	360	01-Aug-2005
121277360	1	191,100.00	203,434.40	01-Aug-2006	7.905%	TX - 70.78%	360	01-Sep-2005
121320960	2	385,600.00	410,441.56	01-Nov-2006	8.005%	FL - 80.00%	360	01-Aug-2005
121350254	2	382,500.00	407,007.30	01-Mar-2007	8.055%	FL - 75.00%	360	01-Aug-2005
121415470	2	448,000.00	474,866.04	01-Dec-2006	7.655%	CA - 80.00%	360	01-Aug-2005
121439811	1	146,400.00	157,370.69	01-Dec-2006	8.355%	FL - 80.00%	360	01-Aug-2005
121456779	2	500,000.00	529,096.80	01-Sep-2006	8.305%	NY - 70.92%	360	01-Sep-2005
121462541	1	250,000.00	266,022.45	01-Dec-2006	7.855%	NJ - 62.50%	360	01-Aug-2005
121476894	1	447,850.00	475,961.66	01-Nov-2006	8.355%	NY - 65.00%	360	01-Aug-2005
121483997	2	428,000.00	460,088.56	01-Mar-2007	8.305%	CA - 80.00%	360	01-Aug-2005
121484136	2	420,000.00	449,540.88	01-Dec-2006	8.105%	CA - 80.00%	360	01-Aug-2005
121505552	2	408,000.00	436,147.56	01-Jan-2007	8.125%	CA - 80.00%	360	01-Jul-2005
121509712	1	236,720.00	251,501.30	01-Jan-2007	8.255%	FL - 80.00%	360	01-Oct-2005
121509778	1	320,000.00	340,800.51	01-Oct-2006	7.955%	FL - 80.00%	360	01-Aug-2005
121516595	1	319,200.00	334,366.38	01-Mar-2007	7.805%	CA - 95.00%	360	01-Aug-2005
121527504	1	128,250.00	134,809.38	01-Feb-2007	7.855%	WI - 95.00%	360	01-Aug-2005
121538989	1	104,000.00	109,580.73	01-Jan-2007	8.055%	PA - 80.00%	360	01-Aug-2005
121539993	2	900,000.00	958,650.15	01-Nov-2006	7.955%	CT - 75.00%	360	01-Sep-2005
121542104	2	437,500.00	465,634.80	01-Jan-2007	7.955%	FL - 70.00%	360	01-Oct-2005
121555840	2	704,000.00	756,475.91	01-May-2006	8.305%	NJ - 80.00%	360	01-Aug-2005
121557261	1	175,750.00	185,474.24	01-Aug-2006	8.055%	MI - 95.00%	360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121560821	1	310,000.00	322,945.84	01-Mar-2007	7.755%	CA - 78.28%	360	01-Aug-2005
121565927	1	280,000.00	297,053.02	01-Jan-2007	8.355%	NJ - 64.37%	360	01-Sep-2005
121595615	2	650,000.00	685,262.82	01-Feb-2007	7.405%	CA - 65.00%	360	01-Aug-2005
121602388	2	567,000.00	601,652.86	01-Oct-2006	7.705%	NJ - 70.00%	360	01-Aug-2005
121611507	2	450,000.00	478,053.11	01-Jul-2006	7.805%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	201,282.80	01-Jun-2006	8.255%	NJ - 80.00%	360	01-Oct-2005
121626128	1	225,000.00	245,994.53	01-Sep-2007	8.105%	NY - 67.16%	360	01-Sep-2005
121629998	1	240,000.00	256,817.46	01-Dec-2006	8.155%	MN - 80.00%	360	01-Sep-2005
121636615	1	124,000.00	133,435.14	01-Oct-2006	8.355%	FL - 80.00%	360	01-Aug-2005
121639224	2	439,500.00	472,737.76	01-Jan-2007	8.405%	CA - 75.00%	360	01-Sep-2005
121639593	2	450,000.00	479,164.98	01-Jan-2007	7.875%	CA - 73.17%	360	01-Aug-2005
121640551	1	200,000.00	214,867.53	01-Dec-2006	8.355%	FL - 74.07%	360	01-Sep-2005
121654077	1	268,000.00	285,991.35	01-Mar-2007	8.155%	VA - 80.00%	360	01-Sep-2005
121657637	2	360,000.00	385,225.98	01-Jan-2007	8.155%	CA - 79.12%	360	01-Sep-2005
121677422	1	279,950.00	298,538.10	01-Jul-2006	8.005%	FL - 79.99%	360	01-Sep-2005
121693206	2	402,750.00	429,531.15	01-Feb-2007	8.005%	CA - 75.00%	360	01-Aug-2005
121693219	2	999,000.00	1,070,092.20	01-Jan-2007	8.155%	CA - 71.10%	360	01-Aug-2005
121696429	2	400,000.00	409,266.20	01-Mar-2007	8.000%	CA - 74.07%	360	01-Jul-2005
121698556	2	910,000.00	966,602.64	01-Apr-2006	7.855%	NJ - 70.00%	360	01-Oct-2005
121707105	1	162,000.00	173,079.24	01-Sep-2006	8.155%	NY - 74.83%	360	01-Oct-2005
121712180	2	499,999.00	532,645.96	01-Mar-2007	7.955%	CA - 80.00%	360	01-Sep-2005
121717692	1	220,000.00	234,014.40	01-Feb-2007	8.500%	AZ - 80.00%	360	01-Aug-2005
121719173	1	208,000.00	223,542.32	01-Jan-2007	8.455%	IL - 80.00%	360	01-Oct-2005
121723728	2	480,000.00	512,182.62	01-Jan-2007	8.250%	CA - 80.00%	360	01-Sep-2005
121751903	1	164,000.00	174,024.80	01-Feb-2007	8.055%	IL - 80.00%	360	01-Oct-2005
121753654	1	112,000.00	119,731.06	01-Mar-2007	8.155%	FL - 80.00%	360	01-Sep-2005
121769931	1	282,000.00	298,639.64	01-Feb-2007	7.655%	CA - 80.00%	360	01-Sep-2005
121776468	2	463,000.00	492,883.91	01-Aug-2006	7.905%	NY - 67.59%	360	01-Sep-2005
121779684	2	400,152.00	425,041.66	01-Dec-2006	7.855%	CA - 80.00%	360	01-Oct-2005
121812666	2	431,250.00	460,349.02	01-Mar-2007	8.105%	FL - 75.00%	360	01-Oct-2005
121819992	1	300,000.00	321,270.35	01-Mar-2007	8.355%	CA - 75.00%	360	01-Oct-2005
121823007	1	188,000.00	188,494.37	01-Mar-2007	8.155%	CO - 78.33%	360	01-Oct-2005
121833057	1	150,500.00	160,458.24	01-Feb-2007	8.255%	KS - 79.84%	360	01-Oct-2005
TOTAL		20,438,771.00	21,740,783.38

TOTAL		26,215,671.00	27,883,204.92

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	24	61	85
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	24	61	85
Curtailments Amount	(1,641,668.97)	(1,269,150.53)	(2,910,819.50)
Paid in Full Balance	13,931,154.17	14,183,398.02	28,114,552.19
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	12,289,485.20	12,914,247.49	25,203,732.69
Cumulative

Number of Paid in Full Loans	1,192	2,316	3,508
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,203	2,341	3,544
Paid in Full Balance	614,905,256.28	557,261,252.16	1,172,166,508.44
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(44,324,024.75)	(39,740,238.89)	(84,064,263.64)
Total Prepayment Amount	577,950,716.19	523,959,332.14	1,101,910,048.33

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	1.90%	2.07%	1.99%
3 Months Avg SMM	2.34%	2.36%	2.35%
12 Months Avg SMM	3.10%	3.34%	3.22%
Avg SMM Since Cut-off	2.52%	2.53%	2.52%

CPR	20.61%	22.24%	21.38%
3 Months Avg CPR	24.73%	24.95%	24.83%
12 Months Avg CPR	31.49%	33.49%	32.46%
Avg CPR Since Cut-off	26.39%	26.43%	26.41%

PSA	405.47%	440.94%	422.30%
3 Months Avg PSA Approximation	506.68%	514.97%	510.59%
12 Months Avg PSA Approximation	790.20%	848.97%	818.29%
Avg PSA Since Cut-off Approximation	945.15%	961.45%	952.85%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Oct-05
Apr-06
Oct-06
Apr-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Oct-05
Apr-06
Oct-06
Apr-07

PSA by Groups

2,000.00%
1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
Oct-05
Apr-06
Oct-06
Apr-07
Group 1
Group 2

Total PSA

2,000.00%
1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
Oct-05
Apr-06
Oct-06
Apr-07

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
Oct-05
Apr-06
Oct-06
Apr-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Oct-05
Apr-06
Oct-06
Apr-07

PSA Avg since Cut-Off by Groups

2,000.00%
1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
Oct-05
Apr-06
Oct-06
Apr-07
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
Oct-05
Apr-06
Oct-06
Apr-07

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	1.76%	2.04%	1.89%
3 Months Avg SMM	2.26%	2.35%	2.31%
12 Months Avg SMM	3.07%	3.34%	3.20%
Avg SMM Since Cut-off	2.51%	2.52%	2.51%

CPR	19.14%	21.95%	20.49%
3 Months Avg CPR	24.02%	24.85%	24.42%
12 Months Avg CPR	31.23%	33.44%	32.29%
Avg CPR Since Cut-off	26.25%	26.40%	26.32%

PSA	376.70%	435.21%	404.57%
3 Months Avg PSA Approximation	492.03%	513.05%	501.98%
12 Months Avg PSA Approximation	783.55%	847.54%	814.15%
Avg PSA Since Cut-off Approximation	940.06%	960.32%	949.62%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Oct-05
Apr-06
Oct-06
Apr-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Oct-05
Apr-06
Oct-06
Apr-07

PSA by Groups

2,000.00%
1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
Oct-05
Apr-06
Oct-06
Apr-07
Group 1
Group 2

Total PSA

2,000.00%
1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
Oct-05
Apr-06
Oct-06
Apr-07

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
Oct-05
Apr-06
Oct-06
Apr-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Oct-05
Apr-06
Oct-06
Apr-07

PSA Avg since Cut-Off by Groups

2,000.00%
1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
Oct-05
Apr-06
Oct-06
Apr-07
Group 1
Group 2

Total PSA Avg since Cut-Off

2,000.00%
1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
Oct-05
Apr-06
Oct-06
Apr-07

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121072495	1		171,879.00	181,328.17	01-Sep-2007	7.605%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121075824	1		123,750.00	132,023.58	30-Aug-2007	8.005%	FL - 75.00%	Paid Off - 360	01-Jun-2005
121222659	1		306,000.00	300,656.46	22-Aug-2007	7.505%	CA - 61.08%	Paid Off - 360	01-Aug-2005
121292615	1		135,000.00	139,806.45	22-Aug-2007	7.855%	FL - 75.00%	Paid Off - 360	01-Aug-2005
121348155	1		225,000.00	239,034.11	05-Sep-2007	7.905%	CA - 62.50%	Paid Off - 360	01-Aug-2005
121363174	1		122,000.00	129,275.17	06-Sep-2007	8.055%	CA - 53.98%	Paid Off - 360	01-Sep-2005
121365638	2		465,000.00	490,370.51	01-Sep-2007	7.605%	CA - 46.50%	Paid Off - 360	01-Aug-2005
121397543	2		515,000.00	542,433.85	01-Sep-2007	7.505%	CA - 65.61%	Paid Off - 360	01-Aug-2005
121414217	1		330,000.00	353,155.23	28-Aug-2007	8.255%	CA - 73.33%	Paid Off - 360	01-Aug-2005
121416697	1		245,000.00	244,583.96	23-Aug-2007	8.205%	DE - 70.00%	Paid Off - 360	01-Oct-2005
121427068	2		590,000.00	605,830.10	01-Sep-2007	7.505%	CA - 67.43%	Paid Off - 360	01-Aug-2005
121427985	1		156,750.00	159,866.83	21-Aug-2007	7.755%	UT - 95.00%	Paid Off - 360	01-Sep-2005
121458196	1		120,000.00	126,067.95	31-Aug-2007	8.255%	FL - 77.42%	Paid Off - 360	01-Aug-2005
121471060	2		420,000.00	444,781.23	23-Aug-2007	7.755%	CA - 74.34%	Paid Off - 360	01-Aug-2005
121473727	2		1,100,000.00	1,110,799.39	29-Aug-2007	7.655%	CA - 55.00%	Paid Off - 360	01-Aug-2005
121475895	1		289,900.00	305,041.12	30-Aug-2007	8.000%	VA - 99.15%	Paid Off - 360	01-Jun-2005
121481723	2		450,000.00	480,496.62	14-Sep-2007	8.155%	VA - 75.00%	Paid Off - 360	01-Aug-2005
121483531	1		108,750.00	108,979.10	01-Sep-2007	8.105%	SC - 75.00%	Paid Off - 360	01-Sep-2005
121483776	1		345,600.00	369,083.95	30-Aug-2007	8.155%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121484415	1		217,000.00	232,186.16	21-Aug-2007	8.255%	NJ - 70.00%	Paid Off - 360	01-Aug-2005
121487630	1		120,000.00	119,997.87	22-Aug-2007	7.355%	CO - 80.00%	Paid Off - 360	01-Aug-2005
121488049	1		169,000.00	177,318.42	13-Sep-2007	8.255%	CA - 26.87%	Paid Off - 360	01-Aug-2005
121489913	1		291,000.00	310,206.11	12-Sep-2007	8.055%	CA - 47.71%	Paid Off - 360	01-Jul-2005
121498445	1		345,000.00	365,737.84	21-Aug-2007	7.805%	MA - 69.00%	Paid Off - 360	01-Aug-2005
121501404	1		114,300.00	120,371.60	22-Aug-2007	8.305%	DE - 69.70%	Paid Off - 360	01-Oct-2005
121505508	1		237,500.00	242,799.65	30-Aug-2007	7.875%	WA - 95.00%	Paid Off - 360	01-Jul-2005
121512363	1		309,000.00	325,686.64	01-Sep-2007	7.805%	CA - 60.00%	Paid Off - 360	01-Aug-2005
121515958	1		123,000.00	125,862.18	17-Aug-2007	8.155%	TX - 65.08%	Paid Off - 360	01-Aug-2005
121523741	2		528,000.00	561,530.31	05-Sep-2007	7.905%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121525272	1		272,000.00	268,025.67	23-Aug-2007	7.755%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121526515	2		927,500.00	910,115.61	01-Sep-2007	7.355%	FL - 70.00%	Paid Off - 360	01-Oct-2005
121530056	2		476,000.00	483,833.36	31-Aug-2007	8.205%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121530648	1		168,000.00	176,581.06	20-Aug-2007	7.855%	FL - 70.00%	Paid Off - 360	01-Aug-2005
121536509	2		650,000.00	664,087.86	01-Sep-2007	7.705%	IL - 68.42%	Paid Off - 360	01-Aug-2005
121538341	2		367,500.00	392,701.01	10-Sep-2007	8.255%	CA - 71.36%	Paid Off - 360	01-Sep-2005
121545081	2		904,000.00	957,090.26	13-Sep-2007	7.855%	CA - 71.75%	Paid Off - 360	01-Oct-2005
121545663	1		325,000.00	346,923.04	30-Aug-2007	8.255%	CA - 76.47%	Paid Off - 360	01-Sep-2005
121551834	1		312,000.00	330,327.61	31-Aug-2007	7.855%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121567801	1		338,500.00	360,753.87	20-Aug-2007	8.055%	TX - 52.08%	Paid Off - 360	01-Aug-2005
121569514	2		410,000.00	421,285.85	01-Sep-2007	7.405%	CA - 75.93%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121573844	1		56,500.00	60,245.66	05-Sep-2007	8.080%	FL - 38.44%	Paid Off - 360	01-Aug-2005
121575039	1		240,000.00	239,262.21	05-Sep-2007	7.855%	SD - 80.00%	Paid Off - 360	01-Sep-2005
121577504	1		106,500.00	101,600.92	20-Aug-2007	7.805%	OH - 44.38%	Paid Off - 360	01-Sep-2005
121587581	1		253,500.00	267,935.14	01-Sep-2007	7.655%	MD - 76.13%	Paid Off - 360	01-Aug-2005
121605314	2		456,000.00	484,418.79	22-Aug-2007	7.955%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121612596	1		356,000.00	365,446.85	20-Aug-2007	8.405%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121618737	1		245,000.00	259,979.00	12-Sep-2007	8.055%	CA - 55.06%	Paid Off - 360	01-Sep-2005
121620735	1		252,000.00	252,787.03	10-Sep-2007	7.955%	NY - 72.00%	Paid Off - 360	01-Sep-2005
121621680	1		126,400.00	125,903.48	17-Aug-2007	7.605%	GA - 80.00%	Paid Off - 360	01-Sep-2005
121624787	1		254,000.00	270,365.23	31-Aug-2007	8.055%	NY - 34.80%	Paid Off - 360	01-Sep-2005
121627704	1		285,000.00	292,972.56	22-Aug-2007	7.905%	MA - 77.03%	Paid Off - 360	01-Sep-2005
121633350	1		156,700.00	166,300.96	06-Sep-2007	7.905%	MO - 79.54%	Paid Off - 360	01-Sep-2005
121636782	1		160,000.00	170,985.10	28-Aug-2007	8.255%	RI - 76.19%	Paid Off - 360	01-Sep-2005
121639536	1		211,680.00	219,495.71	06-Sep-2007	7.875%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121643282	1		325,000.00	340,671.22	04-Sep-2007	7.505%	CA - 51.18%	Paid Off - 360	01-Sep-2005
121649456	1		188,000.00	199,849.49	04-Sep-2007	8.205%	AZ - 80.00%	Paid Off - 360	01-Sep-2005
121653502	2		436,000.00	459,624.19	01-Sep-2007	7.605%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121661805	2		629,600.00	646,241.50	07-Sep-2007	8.105%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121665189	1		171,500.00	180,086.68	01-Sep-2007	7.405%	AZ - 71.16%	Paid Off - 360	01-Sep-2005
121667523	1		250,000.00	262,066.65	21-Aug-2007	8.105%	NV - 78.13%	Paid Off - 360	01-Sep-2005
121675344	1		288,000.00	295,084.18	30-Aug-2007	8.255%	MD - 80.00%	Paid Off - 360	01-Sep-2005
121685878	1		335,000.00	357,107.56	28-Aug-2007	8.155%	CA - 74.44%	Paid Off - 360	01-Sep-2005
121687672	1		207,100.00	216,592.58	17-Aug-2007	7.805%	FL - 95.00%	Paid Off - 360	01-Sep-2005
121690852	2		487,500.00	518,702.74	23-Aug-2007	8.055%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121692753	1		308,000.00	322,913.67	01-Sep-2007	7.905%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121711198	2		412,000.00	419,146.21	22-Aug-2007	7.905%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121717724	2		453,600.00	451,317.27	31-Aug-2007	8.500%	VA - 80.00%	Paid Off - 360	01-Aug-2005
121718712	1		215,000.00	209,761.84	07-Sep-2007	8.055%	NY - 53.75%	Paid Off - 360	01-Sep-2005
121752315	2		370,000.00	393,604.63	21-Aug-2007	8.000%	CA - 75.05%	Paid Off - 360	01-Aug-2005
121752367	1		350,000.00	372,316.23	28-Aug-2007	8.000%	CA - 73.68%	Paid Off - 360	01-Aug-2005
121761764	2		428,000.00	455,344.84	11-Sep-2007	7.980%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121766283	1		200,000.00	208,990.44	06-Sep-2007	7.405%	CA - 72.73%	Paid Off - 360	01-Oct-2005
121807492	1		206,400.00	209,577.29	29-Aug-2007	8.055%	PA - 80.00%	Paid Off - 360	01-Oct-2005
121811832	1		114,500.00	114,396.85	28-Aug-2007	8.055%	FL - 49.78%	Paid Off - 360	01-Oct-2005
121821075	1		174,400.00	182,053.90	22-Aug-2007	8.255%	OR - 80.00%	Paid Off - 360	01-Oct-2005
121822019	1		110,000.00	116,871.97	13-Sep-2007	8.055%	FL - 61.11%	Paid Off - 360	01-Oct-2005
121823986	1		252,000.00	262,240.05	12-Sep-2007	8.005%	MI - 80.00%	Paid Off - 360	01-Oct-2005
121828450	2		693,750.00	755,825.05	24-Aug-2007	8.380%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121828944	1		278,000.00	289,744.40	24-Aug-2007	7.855%	VA - 46.24%	Paid Off - 360	01-Oct-2005
121829621	2		712,500.00	754,765.53	11-Sep-2007	7.750%	AZ - 75.00%	Paid Off - 360	01-Sep-2005
121830759	1		100,000.00	98,394.08	17-Aug-2007	8.000%	CA - 20.45%	Paid Off - 360	01-Sep-2005
121831664	1		312,000.00	330,214.07	16-Aug-2007	8.000%	CA - 60.23%	Paid Off - 360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust					2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121835082	1		318,000.00	337,842.22	07-Sep-2007	8.105%	NJ - 79.50%	Paid Off - 360	01-Oct-2005
121840723	2		499,000.00	526,807.46	01-Sep-2007	7.705%	CA - 59.05%	Paid Off - 360	01-Oct-2005
121862403	1		180,000.00	191,663.00	06-Sep-2007	8.000%	CA - 50.99%	Paid Off - 360	01-Sep-2005

TOTAL			26,988,059.00	28,114,552.19

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total

Current
Number of Loans Liquidated	2	1	3
Collateral Principal Realized Loss/(Gain) Amount	68,697.70	83,989.92	152,687.62
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	976,248.56	107,228.09	1,083,476.65
Cumulative
Number of Loans Liquidated	5	3	8
Collateral Realized Loss/(Gain) Amount	236,503.73	112,671.04	349,174.77
Net Liquidation Proceeds	2,524,402.83	442,723.14	2,967,125.97

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.15%	0.03%	0.09%
3 Months Avg MDR	0.08%	0.01%	0.05%
12 Months Avg MDR	0.03%	0.01%	0.02%
Avg MDR Since Cut-off	0.02%	0.00%	0.01%

CDR	1.78%	0.36%	1.11%
3 Months Avg CDR	0.92%	0.12%	0.54%
12 Months Avg CDR	0.38%	0.08%	0.24%
Avg CDR Since Cut-off	0.19%	0.04%	0.12%

SDA	349.53%	71.89%	218.81%
3 Months Avg SDA Approximation	188.51%	24.98%	111.41%
12 Months Avg SDA Approximation	94.39%	20.82%	59.74%
Avg SDA Since Cut-off Approximation	67.42%	14.95%	42.74%

Principal Only Loss Severity Approx for Current Period	6.57%	43.92%	12.35%
3 Months Avg Loss Severity Approximation	7.00%	43.92%	10.84%
12 Months Avg Loss Severity Approximation	8.57%	20.29%	10.53%
Avg Loss Severity Approximation Since Cut-Off	8.57%	20.29%	10.53%

Principal & Interest Loss Severity Approx for Current Period	6.57%	43.92%	12.35%
3 Months Avg Loss Severity Approximation	7.00%	43.92%	10.84%
12 Months Avg Loss Severity Approximation	8.57%	20.29%	10.53%
Avg Loss Severity Approximation Since Cut-Off	8.57%	20.29%	10.53%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
September 25, 2007 Distribution
Realized Loss Detail Report
Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)
121604301	1	REO	7.955%	FL - 80.00%	360	191,218.01		83,989.92	83,989.92
121593597	2	REO	7.005%	FL - 80.00%	360	654,686.45		1,347.27	1,347.27
121674043	2	REO	8.255%	FL - 75.00%	360	390,259.81		67,350.43	67,350.43

TOTAL						1,236,164.27		152,687.62	152,687.62

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			58,351,662.15
(b) 50% of Aggregate Balance of Sub. Certificates			98,660,654.23

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.1755%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			349,174.77
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	85.198010%	85.171776%	85.185566%
Next Senior Percentage	84.933146%	84.871261%	84.903817%
Current Subordinate Percentage	14.801990%	14.828224%	14.814434%
Next Subordinate Percentage	15.066854%	15.128739%	15.096183%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			5.005000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

September 25, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	4,616,858.65	4,245,284.29	8,862,142.94
Current Scheduled Payments 1 Month Prior	4,721,004.41	4,365,334.16	9,086,338.57
Current Scheduled Payments 2 Month Prior	4,875,561.39	4,478,943.96	9,354,505.36
Current Scheduled Payments 3 Month Prior	5,005,347.20	4,571,664.70	9,577,011.90
Current Scheduled Payments 4 Month Prior	5,116,181.10	4,717,623.84	9,833,804.94
Current Scheduled Payments 5 Month Prior	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 6 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 7 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 8 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 9 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 10 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96
Current Scheduled Payments 11 Month Prior	6,230,823.98	5,899,852.10	12,130,676.07

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		20
		9. Prepayment Detail Report		25
		10. Realized Loss Report		27
		11. Realized Loss Detail Report		30
		12. Triggers and Adj. Cert. Report		31
		13. Additional Certificate Report		32
		14. Other Related Information		33

		Total Number of Pages		33

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	October 25, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	September 28, 2007	Factor Information:		(800) 735-7777
	October 24, 2007	Main Phone Number:		(714) 247-6000

		https://tss.sfs.db.com/investpublic

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	315,064,116.16	1,428,427.59	6,725,855.28	8,154,282.87	0.00	0.00	308,338,260.88
1-A-2	FLT	262,356,000.00	131,276,798.44	649,869.88	2,802,441.48	3,452,311.36	0.00	0.00	128,474,356.96
1-A-3A	FLT	77,413,000.00	38,735,652.34	179,814.26	826,912.30	1,006,726.56	0.00	0.00	37,908,740.04
1-A-3B	FLT	80,000,000.00	40,030,126.54	182,487.92	854,546.19	1,037,034.11	0.00	0.00	39,175,580.35
2-A-1A	FLT	398,032,000.00	199,573,024.75	904,817.78	3,158,361.18	4,063,178.96	0.00	0.00	196,414,663.57
2-A-1B	FLT	300,000,000.00	150,419,834.16	740,875.17	2,380,482.87	3,121,358.04	0.00	0.00	148,039,351.29
2-A-2A	FLT	50,000,000.00	25,069,972.35	115,123.66	396,747.14	511,870.80	0.00	0.00	24,673,225.21
2-A-2B	FLT	65,846,000.00	33,015,148.00	175,589.56	522,484.25	698,073.81	0.00	0.00	32,492,663.75
2-A-2C	FLT	175,000,000.00	87,744,903.23	419,748.32	1,388,615.00	1,808,363.32	0.00	0.00	86,356,288.23
2-A-3A	FLT	84,508,000.00	42,372,264.48	196,695.73	670,566.15	867,261.88	0.00	0.00	41,701,698.33
2-A-3B	FLT	90,000,000.00	45,125,950.26	205,718.58	714,144.87	919,863.45	0.00	0.00	44,411,805.39
1-X	CSTR	0.00	0.00	910,299.51	0.00	910,299.51	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	893,410.89	0.00	893,410.89	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,106,457.97	57,611.46	29.54	57,641.00	0.00	0.00	12,106,428.43
B-2	SUB	49,300,000.00	48,917,988.46	234,825.86	119.38	234,945.24	0.00	0.00	48,917,869.08
B-3	SUB	33,764,000.00	33,502,372.47	167,803.48	81.76	167,885.24	0.00	0.00	33,502,290.71
B-4	SUB	14,470,000.00	14,357,876.13	72,632.15	35.04	72,667.19	0.00	0.00	14,357,841.09
B-5	SUB	13,264,000.00	13,161,221.07	68,113.91	32.12	68,146.03	0.00	0.00	13,161,188.95
B-6	SUB	10,853,000.00	10,768,903.23	57,258.22	26.28	57,284.50	0.00	0.00	10,768,876.95
B-7	SUB	9,647,000.00	9,572,248.18	50,895.61	23.36	50,918.97	0.00	0.00	9,572,224.82
B-8	SUB	7,235,000.00	7,178,938.05	38,170.39	17.52	38,187.91	0.00	0.00	7,178,920.53
B-9	SUB	16,882,000.00	16,751,186.24	89,066.00	40.88	89,106.88	0.00	0.00	16,751,145.36
B-10	SUB	18,088,000.00	17,947,841.30	95,428.61	43.80	95,472.41	0.00	0.00	17,947,797.50
B-11	SUB	13,269,015.79	12,817,139.05	68,148.68	31.28	68,179.96	186,882.09	0.00	12,630,225.68
B-X	CSTR	0.00	0.00	246,471.14	0.00	246,471.14	0.00	0.00	0.00
P-1	SUB	100.00	100.00	250,347.40	0.00	250,347.40	0.00	0.00	100.00
P-2	SUB	100.00	100.00	142,726.55	0.00	142,726.55	0.00	0.00	100.00

Total		2,411,782,315.79	1,305,510,162.86	8,642,378.31	20,441,637.67	29,084,015.98	186,882.09	0.00	1,284,881,643.10

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	09/25/07	10/24/07	A-Act/360	45660LVZ9	629,654,000.00	500.376582	2.268591	10.681827	12.950419	489.694754
1-A-2	09/25/07	10/24/07	A-Act/360	45660LWA3	262,356,000.00	500.376582	2.477054	10.681827	13.158881	489.694754
1-A-3A	09/25/07	10/24/07	A-Act/360	45660LWB1	77,413,000.00	500.376582	2.322792	10.681827	13.004619	489.694755
1-A-3B	09/25/07	10/24/07	A-Act/360	45660LWC9	80,000,000.00	500.376582	2.281099	10.681827	12.962926	489.694754
2-A-1A	09/25/07	10/24/07	A-Act/360	45660LWD7	398,032,000.00	501.399447	2.273229	7.934943	10.208172	493.464504
2-A-1B	09/25/07	10/24/07	A-Act/360	45660LWE5	300,000,000.00	501.399447	2.469584	7.934943	10.404527	493.464504
2-A-2A	09/25/07	10/24/07	A-Act/360	45660LWV7	50,000,000.00	501.399447	2.302473	7.934943	10.237416	493.464504
2-A-2B	09/01/07	09/30/07	A-30/360	45660LWW5	65,846,000.00	501.399447	2.666670	7.934943	10.601613	493.464504
2-A-2C	09/25/07	10/24/07	A-Act/360	45660LWF2	175,000,000.00	501.399447	2.398562	7.934943	10.333505	493.464504
2-A-3A	09/25/07	10/24/07	A-Act/360	45660LWG0	84,508,000.00	501.399447	2.327540	7.934943	10.262483	493.464504
2-A-3B	09/25/07	10/24/07	A-Act/360	45660LWH8	90,000,000.00	501.399447	2.285762	7.934943	10.220705	493.464504
1-X	09/01/07	09/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.867429	0.000000	0.867429	0.000000
2-X	09/01/07	09/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.767940	0.000000	0.767940	0.000000
A-R	09/01/07	09/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	09/25/07	10/24/07	A-Act/360	45660LWJ4	12,201,000.00	992.251288	4.721864	0.002421	4.724285	992.248867
B-2	09/25/07	10/24/07	A-Act/360	45660LWK1	49,300,000.00	992.251287	4.763202	0.002422	4.765624	992.248866
B-3	09/25/07	10/24/07	A-Act/360	45660LWL9	33,764,000.00	992.251287	4.969893	0.002422	4.972315	992.248866
B-4	09/25/07	10/24/07	A-Act/360	45660LWM7	14,470,000.00	992.251287	5.019499	0.002422	5.021921	992.248866
B-5	09/25/07	10/24/07	A-Act/360	45660LWN5	13,264,000.00	992.251287	5.135247	0.002422	5.137668	992.248865
B-6	09/25/07	10/24/07	A-Act/360	45660LWP0	10,853,000.00	992.251288	5.275797	0.002421	5.278218	992.248867
B-7	09/25/07	10/24/07	A-Act/360	45660LWQ8	9,647,000.00	992.251288	5.275797	0.002421	5.278218	992.248867
B-8	09/25/07	10/24/07	A-Act/360	45660LWR6	7,235,000.00	992.251285	5.275797	0.002422	5.278218	992.248864
B-9	09/25/07	10/24/07	A-Act/360	45660LWX3	16,882,000.00	992.251288	5.275797	0.002422	5.278218	992.248866
B-10	09/25/07	10/24/07	A-Act/360	45660LWY1	18,088,000.00	992.251288	5.275797	0.002421	5.278218	992.248867
B-11	09/25/07	10/24/07	A-Act/360	45660LWZ8	13,269,015.79	965.944969	5.135926	0.002357	5.138283	951.858516
B-X	09/01/07	09/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	1.238716	0.000000	1.238716	0.000000
P-1	09/25/07	10/24/07	A-30/360	45660LYU7	100.00	1,000.000000	2,503,474.000000	0.000000 2,503,474.000000		1,000.000000
P-2	09/25/07	10/24/07	A-30/360	45660LYV5	100.00	1,000.000000	1,427,265.500000	0.000000 1,427,265.500000		1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	55,135,290.33	317,491,225.48	3,824,513.64	321,315,739.12	376,451,029.45	0.00	0.00	308,338,260.88
1-A-2	262,356,000.00	25,177,027.62	132,288,094.68	1,593,548.36	133,881,643.04	159,058,670.66	0.00	0.00	128,474,356.96
1-A-3A	77,413,000.00	6,947,709.02	39,034,053.98	470,205.98	39,504,259.96	46,451,968.98	0.00	0.00	37,908,740.04
1-A-3B	80,000,000.00	7,045,477.37	40,338,500.24	485,919.40	40,824,419.65	47,869,897.02	0.00	0.00	39,175,580.35
2-A-1A	398,032,000.00	34,514,582.02	199,173,557.48	2,443,778.95	201,617,336.43	236,131,918.45	0.00	0.00	196,414,663.57
2-A-1B	300,000,000.00	28,360,729.65	150,118,752.36	1,841,896.35	151,960,648.71	180,321,378.36	0.00	0.00	148,039,351.29
2-A-2A	50,000,000.00	4,393,908.21	25,019,792.07	306,982.72	25,326,774.79	29,720,683.00	0.00	0.00	24,673,225.21
2-A-2B	65,846,000.00	5,828,015.67	32,949,064.56	404,271.69	33,353,336.25	39,181,351.92	0.00	0.00	32,492,663.75
2-A-2C	175,000,000.00	16,048,599.83	87,569,272.23	1,074,439.54	88,643,711.77	104,692,311.60	0.00	0.00	86,356,288.23
2-A-3A	84,508,000.00	7,510,800.95	42,287,451.75	518,849.92	42,806,301.67	50,317,102.62	0.00	0.00	41,701,698.33
2-A-3B	90,000,000.00	7,849,116.34	45,035,625.68	552,568.90	45,588,194.61	53,437,310.95	0.00	0.00	44,411,805.39
1-X	0.00	21,781,864.74	0.00	0.00	0.00	21,781,864.74	0.00	0.00	0.00
2-X	0.00	20,147,261.43	0.00	0.00	0.00	20,147,261.43	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,461,058.53	12,414.92	82,156.65	94,571.57	1,555,630.10	0.00	0.00	12,106,428.43
B-2	49,300,000.00	5,956,652.93	50,164.36	331,966.56	382,130.92	6,338,783.85	0.00	0.00	48,917,869.08
B-3	33,764,000.00	4,261,091.89	34,355.97	227,353.32	261,709.29	4,522,801.18	0.00	0.00	33,502,290.71
B-4	14,470,000.00	1,844,821.59	14,723.71	97,435.20	112,158.91	1,956,980.50	0.00	0.00	14,357,841.09
B-5	13,264,000.00	1,731,009.32	13,496.55	89,314.50	102,811.05	1,833,820.37	0.00	0.00	13,161,188.95
B-6	10,853,000.00	1,456,050.47	11,043.29	73,079.76	84,123.05	1,540,173.52	0.00	0.00	10,768,876.95
B-7	9,647,000.00	1,285,533.20	9,816.13	64,959.05	74,775.18	1,360,308.38	0.00	0.00	9,572,224.82
B-8	7,235,000.00	951,558.33	7,361.84	48,717.63	56,079.47	1,007,637.80	0.00	0.00	7,178,920.53
B-9	16,882,000.00	2,220,346.69	17,177.98	113,676.66	130,854.64	2,351,201.33	0.00	0.00	16,751,145.36
B-10	18,088,000.00	2,378,961.66	18,405.13	121,797.37	140,202.50	2,519,164.16	0.00	0.00	17,947,797.50
B-11	13,269,015.79	1,740,075.97	13,387.12	89,345.97	102,733.11	1,842,809.09	536,056.88	0.00	12,630,225.68
B-X	0.00	3,333,154.21	0.00	0.00	0.00	3,333,154.21	0.00	0.00	0.00
P-1	100.00	10,983,072.91	0.00	0.00	0.00	10,983,072.91	0.00	0.00	100.00
P-2	100.00	7,264,088.52	0.00	0.00	0.00	7,264,088.52	0.00	0.00	100.00

Total	2,411,782,315.79	287,746,408.87	1,111,507,819.82	14,856,795.81	1,126,364,615.69	1,414,111,024.57	536,056.88	0.00	1,284,881,643.10

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.44125%	315,064,116.16	1,428,618.85	191.27	0.00	0.00	1,428,427.58	1,428,427.59	0.00
1-A-2	5.94125%	131,276,798.44	649,956.90	87.02	0.00	0.00	649,869.88	649,869.88	0.00
1-A-3A	5.57125%	38,735,652.34	179,838.34	24.08	0.00	0.00	179,814.26	179,814.26	0.00
1-A-3B	5.47125%	40,030,126.54	182,512.36	24.44	0.00	0.00	182,487.92	182,487.92	0.00
2-A-1A	5.44125%	199,573,024.75	904,938.93	121.15	0.00	0.00	904,817.78	904,817.78	0.00
2-A-1B	5.91125%	150,419,834.16	740,974.37	99.20	0.00	0.00	740,875.17	740,875.17	0.00
2-A-2A	5.51125%	25,069,972.35	115,139.07	15.42	0.00	0.00	115,123.65	115,123.66	0.00
2-A-2B	6.38300%	33,015,148.00	175,613.07	23.51	0.00	0.00	175,589.56	175,589.56	0.00
2-A-2C	5.74125%	87,744,903.23	419,804.52	56.20	0.00	0.00	419,748.32	419,748.32	0.00
2-A-3A	5.57125%	42,372,264.48	196,722.07	26.34	0.00	0.00	196,695.73	196,695.73	0.00
2-A-3B	5.47125%	45,125,950.26	205,746.13	27.55	0.00	0.00	205,718.58	205,718.58	0.00
1-X	0.00000%	0.00	910,421.40	121.89	0.00	0.00	910,299.51	910,299.51	0.00
2-X	0.00000%	0.00	893,530.52	119.63	0.00	0.00	893,410.89	893,410.89	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.71125%	12,106,457.97	57,619.17	7.71	0.00	0.00	57,611.46	57,611.46	0.00
B-2	5.76125%	48,917,988.46	234,857.30	31.44	0.00	0.00	234,825.86	234,825.86	0.00
B-3	6.01125%	33,502,372.47	167,825.95	22.47	0.00	0.00	167,803.48	167,803.48	0.00
B-4	6.07125%	14,357,876.13	72,641.88	9.73	0.00	0.00	72,632.15	72,632.15	0.00
B-5	6.21125%	13,161,221.07	68,123.03	9.12	0.00	0.00	68,113.91	68,113.91	0.00
B-6	6.38125%	10,768,903.23	57,265.89	7.67	0.00	0.00	57,258.22	57,258.22	0.00
B-7	6.38125%	9,572,248.18	50,902.42	6.81	0.00	0.00	50,895.61	50,895.61	0.00
B-8	6.38125%	7,178,938.05	38,175.50	5.11	0.00	0.00	38,170.39	38,170.39	0.00
B-9	6.38125%	16,751,186.24	89,077.92	11.93	0.00	0.00	89,065.99	89,066.00	0.00
B-10	6.38125%	17,947,841.30	95,441.39	12.78	0.00	0.00	95,428.61	95,428.61	0.00
B-11	6.38125%	12,817,139.05	68,157.81	9.13	0.00	0.00	68,148.68	68,148.68	0.00
B-X	0.00000%	0.00	246,504.14	33.00	0.01	0.00	246,471.15	246,471.14	0.01
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	250,347.40	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	142,726.55	0.00

Total		1,305,510,162.86	8,250,408.93	1,104.60	0.01	0.00	8,249,304.34	8,642,378.31	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	910,299.51	0.00	910,299.51	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	893,410.89	0.00	893,410.89	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	246,471.14	0.00	246,471.14	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,050,181.54	0.00	2,050,181.54	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	09/01/07	09/30/07	A-30/360	1,049,423,000.00		500.376582	0.867429	0.000000	0.867429	489.694754
2-X-IO	09/01/07	09/30/07	A-30/360	1,163,386,000.00		501.399447	0.767940	0.000000	0.767940	493.464504
B-X-IO	09/01/07	09/30/07	A-30/360	198,973,015.00		990.496988	1.238716	0.000000	1.238716	989.555338
1-X-PO	09/01/07	09/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	09/01/07	09/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	09/01/07	09/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	09/01/07	09/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	21,781,844.14	0.00	0.00	0.00	21,781,864.74	0.00	0.00	0.00
2-X-IO	0.00	20,147,261.40	0.00	0.00	0.00	20,147,261.40	0.00	0.00	0.00
B-X-IO	0.00	3,333,154.19	0.00	0.00	0.00	3,333,154.19	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	45,262,259.73	0.00	0.00	0.00	45,262,280.33	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	2.08054%	525,106,693.48	910,421.40	121.89	0.00	0.00	910,299.51	910,299.51	0.00
2-X-IO	1.83816%	583,321,097.23	893,530.52	119.63	0.00	0.00	893,410.89	893,410.89	0.00
B-X-IO	1.50092%	197,082,172.15	246,504.14	33.00	0.01	0.00	246,471.15	246,471.14	0.01
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,305,509,962.86	2,050,456.06	274.52	0.01	0.00	2,050,181.55	2,050,181.54	0.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	9,231,751.30	11,209,886.36	20,441,637.66
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	9,231,751.30	11,209,886.36	20,441,637.66
Interest Collections	4,458,998.22	4,101,299.43	8,560,297.65
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	142,726.55	250,347.40	393,073.95
Interest Fees	(155,270.85)	(148,626.10)	(310,993.31)
TOTAL NET INTEREST	4,446,453.92	4,203,020.73	8,642,378.31
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	13,678,205.22	15,412,907.09	29,084,015.97

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	2,321.94	866.65	3,188.59
Curtailments	(1,423,661.58)	(1,372,164.08)	(2,795,825.66)
Prepayments In Full	10,303,198.53	11,968,982.43	22,272,180.96
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	425,041.66	723,934.20	1,148,975.86
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	0.00	(64.24)	(64.24)
Realized Losses	(75,149.25)	(111,732.84)	(186,882.09)
Advanced Principal	0.00	64.24	64.24
TOTAL PRINCIPAL COLLECTED	9,231,751.30	11,209,886.36	20,441,637.66

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	4,516,968.75	4,141,317.20	8,658,285.95
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	2,774.46	4,960.69	7,735.15
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(6,117.17)	(11,522.56)	(17,639.73)
Delinquent Interest	(1,259,963.03)	(966,924.37)	(2,226,887.40)
Compensating Interest	6,117.17	11,522.56	17,639.74
Civil Relief Act Shortfalls	(1,104.58)	0.00	(1,104.58)
Interest Advanced	1,200,322.62	921,945.91	2,122,268.53
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	4,458,998.22	4,101,299.43	8,560,297.65

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	142,726.55	250,347.40	393,073.95
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	142,726.55	250,347.40	393,073.95

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	154,984.69	148,368.31	303,353.00
Class 1-A-3B Ambac Premium			3,335.84
Class 2-A-3B Ambac Premium			3,760.50
Trustee Fees	286.17	257.80	543.97
TOTAL INTEREST FEES	155,270.85	148,626.10	310,993.31

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution
Credit Enhancement Report
ACCOUNTS
Yield Maintenance Class1 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00
Yield Maintenance Class2 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,335.84
Class 2-A-3B Ambac Premium			3,760.50

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,347	2,535	3,882
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(19)	(50)	(69)
Repurchases	0	0	0
Liquidations	(1)	(2)	(3)
Current	1,327	2,483	3,810
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	686,800,298.55	618,709,664.31	1,305,509,962.86
Prefunding	0.00	0.00	0.00
Scheduled Principal	(2,321.94)	(866.65)	(3,188.59)
Partial Prepayments	1,423,661.58	1,372,164.08	2,795,825.66
Full Voluntary Prepayments	(10,303,198.53)	(11,968,982.43)	(22,272,180.96)
Repurchases	0.00	0.00	0.00
Liquidations	(425,041.66)	(723,934.20)	(1,148,975.86)
Current	677,493,398.00	607,388,045.11	1,284,881,443.11

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.92027%	8.06372%	7.98832%
Weighted Average Coupon Current	7.89704%	8.04179%	7.96564%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	334	335	335
Weighted Average Months to Maturity Current	333	334	334
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	334	335	335
Weighted Avg Remaining Amortization Term Current	333	334	334
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	25.41	25.22	25.32
Weighted Average Seasoning Current	26.41	26.22	26.32

Weighted Average Coupon by Groups
8.40%
8.00%
7.60%
7.20%
6.80%
6.40%
6.00%
5.60%
Nov-05
May-06
Nov-06
May-07
Group 1
Group 2

Total Weighted Average Coupon
8.40%
8.00%
7.60%
7.20%
6.80%
6.40%
6.00%
5.60%
Nov-05
May-06
Nov-06
May-07

Weighted Average Amortization Term by Groups
360
356
352
348
344
340
336
332
Nov-05
May-06
Nov-06
May-07
Group 1
Group 2

Total Weighted Average Amortization Term
360
356
352
348
344
340
336
332
Nov-05
May-06
Nov-06
May-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.91471%	3.05831%	2.98283%
Weighted Average Margin Current	2.91706%	3.06063%	2.98510%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.06939%	8.85218%	8.96636%
Weighted Average Max Rate Current	9.07252%	8.85227%	8.96814%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Current	0.00000%	0.00000%	0.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	154,984.69	148,368.31	303,353.00
Delinquent Servicing Fees	59,640.41	44,978.46	104,618.87
TOTAL SERVICING FEES	214,625.10	193,346.77	407,971.87

Total Servicing Fees	214,625.10	193,346.77	407,971.87
Compensating Interest	(6,117.17)	(11,522.56)	(17,639.74)
Delinquent Servicing Fees	(59,640.41)	(44,978.46)	(104,618.87)
COLLECTED SERVICING FEES	148,867.51	136,845.75	285,713.27
Total Advanced Interest	1,200,322.62	921,945.91	2,122,268.53
Total Advanced Principal	0.00	64.24	64.24
Aggregate Advances with respect to this Distribution	1,200,322.62	922,010.15	2,122,332.78

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	6,117.17	11,522.56	17,639.73
Compensating Interest	(6,117.17)	(11,522.56)	(17,639.74)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.521544%	7.666290%	7.590142%
Current Deferred Interest	2,079,856.06	1,922,873.91	4,002,729.97
Cumulative Deferred Interest	2,079,856.06	1,922,873.91	4,002,729.97
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		64,344,992.04	18,675,383.40	21,984,294.13	105,004,669.57
	% Balance		5.01%	1.45%	1.71%	8.17%
	# Loans		186	54	58	298
	% # Loans		4.88%	1.42%	1.52%	7.82%

FORECLOSURE	Balance	0.00	0.00	0.00	26,873,737.84	26,873,737.84
	% Balance	0.00%	0.00%	0.00%	2.09%	2.09%
	# Loans	0	0	0	70	70
	% # Loans	0.00%	0.00%	0.00%	1.84%	1.84%

BANKRUPTCY	Balance	2,719,499.22	971,172.03	0.00	2,489,356.06	6,180,027.31
	% Balance	0.21%	0.08%	0.00%	0.19%	0.48%
	# Loans	8	3	0	8	19
	% # Loans	0.21%	0.08%	0.00%	0.21%	0.50%

REO	Balance	0.00	0.00	0.00	6,019,857.34	6,019,857.34
	% Balance	0.00%	0.00%	0.00%	0.47%	0.47%
	# Loans	0	0	0	20	20
	% # Loans	0.00%	0.00%	0.00%	0.52%	0.52%

TOTAL	Balance	2,719,499.22	65,316,164.07	18,675,383.40	57,367,245.37	144,078,292.06
	% Balance	0.21%	5.08%	1.45%	4.46%	11.21%
	# Loans	8	189	54	156	407
	% # Loans	0.21%	4.96%	1.42%	4.09%	10.68%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		29,301,588.09	9,910,521.94	9,461,526.48	48,673,636.51
	% Balance		4.82%	1.63%	1.56%	8.01%
	# Loans		116	37	34	187
	% # Loans		4.67%	1.49%	1.37%	7.53%

FORECLOSURE	Balance	0.00	0.00	0.00	9,300,389.31	9,300,389.31
	% Balance	0.00%	0.00%	0.00%	1.53%	1.53%
	# Loans	0	0	0	38	38
	% # Loans	0.00%	0.00%	0.00%	1.53%	1.53%

BANKRUPTCY	Balance	829,414.86	497,933.36	0.00	1,204,891.56	2,532,239.78
	% Balance	0.14%	0.08%	0.00%	0.20%	0.42%
	# Loans	4	2	0	5	11
	% # Loans	0.16%	0.08%	0.00%	0.20%	0.44%

REO	Balance	0.00	0.00	0.00	4,192,121.28	4,192,121.28
	% Balance	0.00%	0.00%	0.00%	0.69%	0.69%
	# Loans	0	0	0	16	16
	% # Loans	0.00%	0.00%	0.00%	0.64%	0.64%

TOTAL	Balance	829,414.86	29,799,521.45	9,910,521.94	24,158,928.63	64,698,386.88
	% Balance	0.14%	4.91%	1.63%	3.98%	10.65%
	# Loans	4	118	37	93	252
	% # Loans	0.16%	4.75%	1.49%	3.75%	10.15%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		35,043,403.95	8,764,861.46	12,522,767.65	56,331,033.06
	% Balance		5.17%	1.29%	1.85%	8.31%
	# Loans		70	17	24	111
	% # Loans		5.28%	1.28%	1.81%	8.36%

FORECLOSURE	Balance	0.00	0.00	0.00	17,573,348.53	17,573,348.53
	% Balance	0.00%	0.00%	0.00%	2.59%	2.59%
	# Loans	0	0	0	32	32
	% # Loans	0.00%	0.00%	0.00%	2.41%	2.41%

BANKRUPTCY	Balance	1,890,084.36	473,238.67	0.00	1,284,464.50	3,647,787.53
	% Balance	0.28%	0.07%	0.00%	0.19%	0.54%
	# Loans	4	1	0	3	8
	% # Loans	0.30%	0.08%	0.00%	0.23%	0.60%

REO	Balance	0.00	0.00	0.00	1,827,736.06	1,827,736.06
	% Balance	0.00%	0.00%	0.00%	0.27%	0.27%
	# Loans	0	0	0	4	4
	% # Loans	0.00%	0.00%	0.00%	0.30%	0.30%

TOTAL	Balance	1,890,084.36	35,516,642.62	8,764,861.46	33,208,316.74	79,379,905.18
	% Balance	0.28%	5.24%	1.29%	4.90%	11.72%
	# Loans	4	71	17	63	155
	% # Loans	0.30%	5.35%	1.28%	4.75%	11.68%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

October 25, 2007 Distribution

REO Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became REO Property this Period:
121415470	2	448,000.00	476,221.38	01-Dec-2006	7.633%	CA - 80.00%	360	01-Aug-2005
121654077	1	268,000.00	286,933.52	01-Mar-2007	8.133%	VA - 80.00%	360	01-Sep-2005
TOTAL		716,000.00	763,154.90

Became REO Property in a Prior Period:
121350333	1	243,750.00	261,409.00	01-Dec-2006	8.083%	MA - 70.65%	360	01-Sep-2005
121428762	1	365,680.00	390,718.02	01-Dec-2006	8.433%	CA - 70.00%	360	01-Aug-2005
121449985	1	319,400.00	344,141.40	01-Jul-2006	8.233%	VA - 74.80%	360	01-Aug-2005
121474102	1	244,800.00	264,950.43	01-Sep-2006	8.433%	FL - 80.00%	360	01-Aug-2005
121490232	2	456,000.00	481,939.09	01-Nov-2006	7.833%	CA - 80.00%	360	01-Aug-2005
121492699	1	187,200.00	200,139.63	01-Feb-2007	8.033%	VA - 80.00%	360	01-Aug-2005
121500221	1	321,750.00	346,673.37	01-Sep-2006	8.233%	CA - 75.00%	360	01-Aug-2005
121516238	1	157,000.00	166,569.95	01-Sep-2006	8.133%	GA - 94.01%	360	01-Aug-2005
121523429	1	79,000.00	82,914.38	01-Apr-2006	8.433%	PA - 69.91%	360	01-Aug-2005
121567353	1	264,000.00	284,519.08	01-Oct-2006	8.250%	CA - 80.00%	360	01-Jul-2005
121569030	1	343,200.00	359,679.05	01-Sep-2006	7.033%	CA - 80.00%	360	01-Aug-2005
121581957	1	93,750.00	99,866.79	01-Sep-2006	7.783%	OH - 75.00%	360	01-Sep-2005
121599975	1	120,000.00	129,149.86	01-Jun-2006	8.183%	FL - 80.00%	360	01-Aug-2005
121664846	2	393,750.00	421,832.52	01-Aug-2006	8.133%	CA - 75.00%	360	01-Sep-2005
121690974	1	260,800.00	278,434.01	01-Nov-2006	7.883%	AZ - 80.00%	360	01-Sep-2005
121713653	2	636,000.00	447,743.07	01-Jul-2006	7.983%	CA - 80.00%	360	01-Sep-2005
121751049	1	353,000.00	378,921.08	01-Aug-2006	8.133%	CA - 80.00%	360	01-Sep-2005
121784112	1	296,000.00	317,101.71	01-Jan-2006	8.033%	GA - 80.00%	360	01-Sep-2005
TOTAL		5,135,080.00	5,256,702.44

TOTAL		5,851,080.00	6,019,857.34

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
121795621	1	315,000.00	339,100.24	01-May-2007	8.333%	FL - 75.00%	360	01-Oct-2005
TOTAL		315,000.00	339,100.24

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	643,813.20	01-Aug-2006	7.875%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	117,487.84	01-Aug-2006	8.375%	OK - 80.00%	360	01-Mar-2005
121084319	2	590,000.00	625,372.72	01-Feb-2007	7.583%	CA - 73.75%	360	01-Aug-2005
121239777	1	260,000.00	280,461.59	01-Apr-2007	8.233%	CA - 77.61%	360	01-Jul-2005
121277360	1	191,100.00	204,060.48	01-Aug-2006	7.883%	TX - 70.78%	360	01-Sep-2005
121320960	2	385,600.00	411,738.77	01-Nov-2006	7.983%	FL - 80.00%	360	01-Aug-2005
121350254	2	382,500.00	408,310.14	01-Mar-2007	8.033%	FL - 75.00%	360	01-Aug-2005
121350383	2	412,500.00	442,840.89	01-Apr-2007	8.133%	CA - 75.00%	360	01-Sep-2005
121439811	1	146,400.00	157,919.33	01-Dec-2006	8.333%	FL - 80.00%	360	01-Aug-2005
121456779	2	500,000.00	530,890.41	01-Sep-2006	8.283%	NY - 70.92%	360	01-Sep-2005
121462541	1	250,000.00	266,829.67	01-Dec-2006	7.833%	NJ - 62.50%	360	01-Aug-2005
121476894	1	447,850.00	477,353.87	01-Nov-2006	8.333%	NY - 65.00%	360	01-Aug-2005
121483997	2	428,000.00	461,673.46	01-Mar-2007	8.283%	CA - 80.00%	360	01-Aug-2005
121484136	2	420,000.00	451,007.78	01-Dec-2006	8.083%	CA - 80.00%	360	01-Aug-2005
121493840	1	212,000.00	226,133.12	01-Apr-2007	7.833%	MA - 75.99%	360	01-Sep-2005
121505552	2	408,000.00	437,538.70	01-Jan-2007	8.000%	CA - 80.00%	360	01-Jul-2005
121509712	1	236,720.00	252,346.93	01-Jan-2007	8.233%	FL - 80.00%	360	01-Oct-2005
121509778	1	320,000.00	341,864.07	01-Oct-2006	7.933%	FL - 80.00%	360	01-Aug-2005
121516595	1	319,200.00	335,171.58	01-Mar-2007	7.783%	CA - 95.00%	360	01-Aug-2005
121524025	1	318,400.00	337,655.96	01-Mar-2007	8.033%	CA - 80.00%	360	01-Aug-2005
121524106	1	170,000.00	174,507.05	01-Apr-2007	8.133%	CA - 61.82%	360	01-Aug-2005
121527504	1	128,250.00	135,141.54	01-Feb-2007	7.833%	WI - 95.00%	360	01-Aug-2005
121538989	1	104,000.00	109,927.71	01-Jan-2007	8.033%	PA - 80.00%	360	01-Aug-2005
121539993	2	900,000.00	961,642.37	01-Nov-2006	7.933%	CT - 75.00%	360	01-Sep-2005
121542104	2	437,500.00	467,086.87	01-Jan-2007	7.933%	FL - 70.00%	360	01-Oct-2005
121552092	1	312,000.00	332,265.64	01-Feb-2007	7.933%	CO - 80.00%	360	01-Sep-2005
121555840	2	704,000.00	759,080.75	01-May-2006	8.283%	NJ - 80.00%	360	01-Aug-2005
121557261	1	175,750.00	185,965.14	01-Aug-2006	8.033%	MI - 95.00%	360	01-Sep-2005
121560821	1	310,000.00	323,874.71	01-Mar-2007	7.733%	CA - 78.28%	360	01-Aug-2005
121561810	2	457,500.00	492,377.09	01-Apr-2007	8.233%	CA - 75.00%	360	01-Aug-2005
121564974	2	512,000.00	546,713.63	01-Apr-2007	7.883%	CA - 80.00%	360	01-Sep-2005
121564989	1	300,000.00	322,109.38	01-Apr-2007	8.133%	FL - 75.00%	360	01-Aug-2005
121565927	1	280,000.00	297,919.82	01-Jan-2007	8.333%	NJ - 64.37%	360	01-Sep-2005
121595615	2	650,000.00	687,062.88	01-Feb-2007	7.383%	CA - 65.00%	360	01-Aug-2005
121602388	2	567,000.00	603,397.42	01-Oct-2006	7.683%	NJ - 70.00%	360	01-Aug-2005
121606348	2	412,500.00	444,804.66	01-Apr-2007	8.383%	NJ - 75.00%	360	01-Sep-2005
121611507	2	450,000.00	479,481.06	01-Jul-2006	7.783%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	201,964.99	01-Jun-2006	8.233%	NJ - 80.00%	360	01-Oct-2005
121613455	1	110,000.00	116,901.45	01-Apr-2007	8.233%	MA - 52.38%	360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121626634	1	292,750.00	310,670.85	01-Apr-2007	7.633%	MA - 79.99%	360	01-Sep-2005
121629998	1	240,000.00	257,665.98	01-Dec-2006	8.133%	MN - 80.00%	360	01-Sep-2005
121636615	1	124,000.00	133,900.84	01-Oct-2006	8.333%	FL - 80.00%	360	01-Aug-2005
121639224	2	439,500.00	474,406.63	01-Jan-2007	8.383%	CA - 75.00%	360	01-Sep-2005
121639593	2	450,000.00	480,636.88	01-Jan-2007	7.875%	CA - 73.17%	360	01-Aug-2005
121640551	1	200,000.00	215,616.22	01-Dec-2006	8.333%	FL - 74.07%	360	01-Sep-2005
121657637	2	360,000.00	386,498.75	01-Jan-2007	8.133%	CA - 79.12%	360	01-Sep-2005
121677422	1	279,950.00	299,483.56	01-Jul-2006	7.983%	FL - 79.99%	360	01-Sep-2005
121680377	1	294,000.00	312,445.54	01-Apr-2007	8.233%	FL - 70.00%	360	01-Sep-2005
121693206	2	402,750.00	430,891.62	01-Feb-2007	7.983%	CA - 75.00%	360	01-Aug-2005
121693219	2	999,000.00	1,073,631.55	01-Apr-2007	8.133%	CA - 71.10%	360	01-Aug-2005
121696429	2	400,000.00	410,465.23	01-Mar-2007	7.875%	CA - 74.07%	360	01-Jul-2005
121698556	2	910,000.00	969,529.72	01-Apr-2006	7.833%	NJ - 70.00%	360	01-Oct-2005
121707105	1	162,000.00	173,650.13	01-Sep-2006	8.133%	NY - 74.83%	360	01-Oct-2005
121712180	2	499,999.00	534,308.73	01-Mar-2007	7.933%	CA - 80.00%	360	01-Sep-2005
121713642	1	312,000.00	334,258.82	01-Apr-2007	8.233%	CA - 79.80%	360	01-Oct-2005
121717692	1	220,000.00	234,738.63	01-Feb-2007	8.500%	AZ - 80.00%	360	01-Aug-2005
121719173	1	208,000.00	224,340.13	01-Jan-2007	8.433%	IL - 80.00%	360	01-Oct-2005
121723728	2	480,000.00	513,866.37	01-Jan-2007	8.125%	CA - 80.00%	360	01-Sep-2005
121751903	1	164,000.00	174,580.17	01-Feb-2007	8.033%	IL - 80.00%	360	01-Oct-2005
121753654	1	112,000.00	120,126.24	01-Mar-2007	8.133%	FL - 80.00%	360	01-Sep-2005
121760042	2	400,000.00	428,515.54	01-Apr-2007	8.033%	VA - 80.00%	360	01-Sep-2005
121769931	1	282,000.00	299,491.06	01-Feb-2007	7.633%	CA - 80.00%	360	01-Sep-2005
121776468	2	463,000.00	494,400.80	01-Aug-2006	7.883%	NY - 67.59%	360	01-Sep-2005
121781338	2	540,000.00	564,064.69	01-Apr-2007	8.083%	NY - 80.00%	360	01-Oct-2005
121798807	2	461,250.00	495,452.30	01-Apr-2007	8.233%	NY - 75.00%	360	01-Oct-2005
121812666	2	431,250.00	461,846.92	01-Mar-2007	8.083%	FL - 75.00%	360	01-Oct-2005
121819992	1	300,000.00	322,386.21	01-Mar-2007	8.333%	CA - 75.00%	360	01-Oct-2005
121823007	1	188,000.00	189,073.11	01-Mar-2007	8.133%	CO - 78.33%	360	01-Oct-2005
121833057	1	150,500.00	160,999.71	01-Feb-2007	8.233%	KS - 79.84%	360	01-Oct-2005
TOTAL		24,874,519.00	26,534,637.60

TOTAL		25,189,519.00	26,873,737.84

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	19	50	69
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	19	50	69
Curtailments Amount	(1,423,661.58)	(1,372,164.08)	(2,795,825.66)
Paid in Full Balance	10,303,198.53	11,968,982.43	22,272,180.96
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	8,879,536.95	10,596,818.35	19,476,355.30
Cumulative

Number of Paid in Full Loans	1,211	2,366	3,577
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,222	2,391	3,613
Paid in Full Balance	625,208,454.81	569,230,234.59	1,194,438,689.40
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(45,747,686.33)	(41,112,402.97)	(86,860,089.30)
Total Prepayment Amount	586,830,253.14	534,556,150.49	1,121,386,403.63

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	1.35%	1.83%	1.58%
3 Months Avg SMM	1.72%	2.15%	1.92%
12 Months Avg SMM	2.94%	3.21%	3.07%
Avg SMM Since Cut-off	2.47%	2.50%	2.49%

CPR	15.10%	19.88%	17.39%
3 Months Avg CPR	18.79%	22.91%	20.77%
12 Months Avg CPR	30.07%	32.39%	31.19%
Avg CPR Since Cut-off	25.97%	26.18%	26.07%

PSA	285.82%	379.08%	330.44%
3 Months Avg PSA Approximation	369.65%	454.26%	410.15%
12 Months Avg PSA Approximation	718.62%	781.39%	748.62%
Avg PSA Since Cut-off Approximation	898.02%	918.95%	907.89%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Nov-05
May-06
Nov-06
May-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Nov-05
May-06
Nov-06
May-07

PSA by Groups

1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
Nov-05
May-06
Nov-06
May-07
Group 1
Group 2

Total PSA

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
Nov-05
May-06
Nov-06
May-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
Nov-05
May-06
Nov-06
May-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Nov-05
May-06
Nov-06
May-07

PSA Avg since Cut-Off by Groups

2,000.00%
1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
Nov-05
May-06
Nov-06
May-07
Group 1
Group 2

Total PSA Avg since Cut-Off

1,600.00%
1,500.00%
1,400.00%
1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
Nov-05
May-06
Nov-06
May-07

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	1.29%	1.71%	1.49%
3 Months Avg SMM	1.65%	2.10%	1.86%
12 Months Avg SMM	2.90%	3.19%	3.04%
Avg SMM Since Cut-off	2.46%	2.49%	2.47%

CPR	14.46%	18.72%	16.50%
3 Months Avg CPR	18.09%	22.45%	20.18%
12 Months Avg CPR	29.76%	32.25%	30.96%
Avg CPR Since Cut-off	25.81%	26.11%	25.95%

PSA	273.68%	357.08%	313.52%
3 Months Avg PSA Approximation	355.86%	445.06%	398.59%
12 Months Avg PSA Approximation	711.10%	778.07%	743.13%
Avg PSA Since Cut-off Approximation	892.50%	916.42%	903.78%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Nov-05
May-06
Nov-06
May-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Nov-05
May-06
Nov-06
May-07

PSA by Groups

1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
Nov-05
May-06
Nov-06
May-07
Group 1
Group 2

Total PSA

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
Nov-05
May-06
Nov-06
May-07

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
Nov-05
May-06
Nov-06
May-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Nov-05
May-06
Nov-06
May-07

PSA Avg since Cut-Off by Groups

2,000.00%
1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
Nov-05
May-06
Nov-06
May-07
Group 1
Group 2

Total PSA Avg since Cut-Off

1,600.00%
1,500.00%
1,400.00%
1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
Nov-05
May-06
Nov-06
May-07

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120398048	1		84,550.00	90,058.04	26-Sep-2007	7.750%	NM - 95.00%	Paid Off - 360	01-Jun-2005
121156866	2		550,000.00	580,132.58	04-Oct-2007	7.383%	CA - 59.40%	Paid Off - 360	01-Jul-2005
121242277	1		295,000.00	290,652.53	17-Sep-2007	8.333%	CA - 47.58%	Paid Off - 360	01-Aug-2005
121268810	2		418,729.00	426,087.69	27-Sep-2007	7.733%	NJ - 90.00%	Paid Off - 360	01-Sep-2005
121288075	1		335,000.00	331,655.40	26-Sep-2007	7.233%	FL - 77.01%	Paid Off - 360	01-Aug-2005
121321723	1		136,000.00	137,479.27	02-Oct-2007	7.633%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121374994	1		139,200.00	140,133.67	05-Oct-2007	7.683%	GA - 80.00%	Paid Off - 360	01-Sep-2005
121400625	1		260,000.00	278,781.24	02-Oct-2007	8.233%	CA - 65.00%	Paid Off - 360	01-Sep-2005
121416615	2		524,000.00	556,176.41	11-Oct-2007	7.808%	CA - 80.00%	Paid Off - 360	01-Jun-2005
121431855	1		175,000.00	184,491.08	25-Sep-2007	7.783%	FL - 63.64%	Paid Off - 360	01-Aug-2005
121432369	2		435,000.00	462,085.29	27-Sep-2007	7.733%	NJ - 67.97%	Paid Off - 360	01-Aug-2005
121434920	1		228,400.00	242,878.33	10-Oct-2007	7.933%	WA - 77.95%	Paid Off - 360	01-Aug-2005
121455370	2		380,000.00	389,821.54	25-Sep-2007	7.633%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121464053	1		169,600.00	169,700.71	27-Sep-2007	7.983%	CO - 80.00%	Paid Off - 360	01-Aug-2005
121473401	1		217,000.00	215,351.18	12-Oct-2007	8.233%	NJ - 78.91%	Paid Off - 360	01-Sep-2005
121477330	1		322,000.00	318,956.90	24-Sep-2007	8.033%	CA - 42.93%	Paid Off - 360	01-Aug-2005
121477539	2		929,000.00	964,890.59	28-Sep-2007	7.383%	GA - 58.98%	Paid Off - 360	01-Oct-2005
121486899	1		168,000.00	178,627.82	24-Sep-2007	7.833%	FL - 50.45%	Paid Off - 360	01-Sep-2005
121486967	1		325,500.00	338,854.48	01-Oct-2007	7.833%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121495867	1		270,000.00	287,430.64	24-Sep-2007	7.833%	NY - 58.70%	Paid Off - 360	01-Aug-2005
121496023	1		150,000.00	160,357.94	11-Oct-2007	8.033%	CA - 26.09%	Paid Off - 360	01-Aug-2005
121514327	1		122,000.00	128,876.55	27-Sep-2007	7.533%	NY - 37.31%	Paid Off - 360	01-Sep-2005
121518231	2		602,500.00	644,180.45	28-Sep-2007	8.033%	MI - 71.73%	Paid Off - 360	01-Aug-2005
121522511	2		466,200.00	466,234.48	28-Sep-2007	7.833%	VA - 70.00%	Paid Off - 360	01-Sep-2005
121528296	2		398,000.00	421,825.65	17-Sep-2007	7.633%	MA - 45.75%	Paid Off - 360	01-Aug-2005
121532305	1		148,125.00	150,721.21	27-Sep-2007	8.033%	WA - 75.00%	Paid Off - 360	01-Sep-2005
121536530	1		168,800.00	179,750.72	01-Oct-2007	8.033%	OR - 80.00%	Paid Off - 360	01-Aug-2005
121554810	1		330,000.00	354,730.80	18-Sep-2007	8.283%	NJ - 75.00%	Paid Off - 360	01-Aug-2005
121559571	1		343,000.00	353,634.51	10-Oct-2007	8.033%	MO - 76.22%	Paid Off - 360	01-Sep-2005
121559963	2		385,000.00	409,694.16	08-Oct-2007	8.133%	NJ - 78.57%	Paid Off - 360	01-Aug-2005
121560534	1		313,000.00	332,287.39	18-Sep-2007	8.033%	CA - 59.62%	Paid Off - 360	01-Sep-2005
121571976	1		184,000.00	184,876.81	01-Oct-2007	8.158%	IL - 76.67%	Paid Off - 360	01-Sep-2005
121581791	1		200,000.00	178,814.61	26-Sep-2007	8.033%	NJ - 46.51%	Paid Off - 360	01-Sep-2005
121586939	1		225,000.00	241,607.80	28-Sep-2007	8.233%	NJ - 73.05%	Paid Off - 360	01-Aug-2005
121596097	1		225,000.00	240,516.56	10-Oct-2007	8.083%	CA - 62.85%	Paid Off - 360	01-Sep-2005
121598600	1		184,000.00	195,866.74	24-Sep-2007	8.233%	VA - 80.00%	Paid Off - 360	01-Sep-2005
121600725	1		224,000.00	235,981.64	21-Sep-2007	7.375%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121601819	1		200,000.00	208,511.48	18-Sep-2007	8.033%	CA - 51.28%	Paid Off - 360	01-Aug-2005
121612647	1		220,000.00	231,721.69	27-Sep-2007	7.933%	NJ - 70.97%	Paid Off - 360	01-Sep-2005
121613596	2		361,600.00	380,404.57	25-Sep-2007	7.833%	GA - 80.00%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121617536	2		392,000.00	413,449.62	10-Oct-2007	7.483%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121622448	1		200,000.00	213,571.55	24-Sep-2007	8.033%	CA - 50.00%	Paid Off - 360	01-Sep-2005
121623662	1		275,000.00	289,019.24	24-Sep-2007	7.333%	AZ - 76.39%	Paid Off - 360	01-Sep-2005
121627305	1		191,200.00	204,166.21	01-Oct-2007	7.983%	CA - 71.34%	Paid Off - 360	01-Aug-2005
121627317	2		575,000.00	593,948.91	26-Sep-2007	8.233%	CA - 71.79%	Paid Off - 360	01-Aug-2005
121662243	1		225,000.00	240,065.42	21-Sep-2007	8.033%	CA - 71.43%	Paid Off - 360	01-Sep-2005
121662702	1		176,250.00	189,321.24	03-Oct-2007	8.333%	FL - 75.00%	Paid Off - 360	01-Sep-2005
121680586	1		188,000.00	199,720.05	17-Sep-2007	7.783%	CA - 50.81%	Paid Off - 360	01-Sep-2005
121682759	1		320,000.00	338,457.18	01-Oct-2007	8.183%	CA - 57.14%	Paid Off - 360	01-Oct-2005
121683073	1		184,000.00	196,960.77	21-Sep-2007	8.233%	WA - 73.60%	Paid Off - 360	01-Sep-2005
121687784	2		425,000.00	445,288.68	17-Sep-2007	8.133%	FL - 74.04%	Paid Off - 360	01-Sep-2005
121691212	2		875,000.00	920,257.60	01-Oct-2007	7.333%	CA - 35.50%	Paid Off - 360	01-Oct-2005
121695317	2		510,500.00	543,438.83	01-Oct-2007	7.883%	CA - 70.41%	Paid Off - 360	01-Sep-2005
121698309	1		292,000.00	313,002.97	02-Oct-2007	8.233%	CA - 67.91%	Paid Off - 360	01-Sep-2005
121712813	1		300,000.00	321,657.03	26-Sep-2007	8.233%	CA - 66.67%	Paid Off - 360	01-Sep-2005
121718750	2		600,000.00	589,731.65	05-Oct-2007	7.883%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121719297	1		349,000.00	369,086.47	12-Oct-2007	7.633%	CA - 60.70%	Paid Off - 360	01-Sep-2005
121723725	1		259,000.00	271,497.88	27-Sep-2007	7.625%	CA - 73.00%	Paid Off - 360	01-Sep-2005
121750436	1		264,000.00	278,743.91	01-Oct-2007	8.033%	MA - 80.00%	Paid Off - 360	01-Sep-2005
121764453	1		228,000.00	243,615.36	02-Oct-2007	8.133%	FL - 80.00%	Paid Off - 360	01-Oct-2005
121765162	2		397,290.00	416,969.36	01-Oct-2007	8.033%	MD - 82.00%	Paid Off - 360	01-Oct-2005
121770230	1		232,000.00	248,243.97	26-Sep-2007	8.133%	CA - 50.99%	Paid Off - 360	01-Sep-2005
121776590	1		225,000.00	240,267.99	20-Sep-2007	8.033%	NJ - 62.50%	Paid Off - 360	01-Sep-2005
121776830	1		81,250.00	86,282.64	04-Oct-2007	7.833%	MI - 65.00%	Paid Off - 360	01-Oct-2005
121782479	1		193,000.00	205,022.99	05-Oct-2007	8.133%	CA - 65.42%	Paid Off - 360	01-Oct-2005
121783353	1		324,000.00	348,958.84	18-Sep-2007	8.533%	IL - 80.00%	Paid Off - 360	01-Oct-2005
121787480	1		216,000.00	229,208.20	04-Oct-2007	7.783%	NY - 72.00%	Paid Off - 360	01-Oct-2005
121815082	1		357,000.00	358,804.78	05-Oct-2007	7.883%	FL - 70.00%	Paid Off - 360	01-Sep-2005
121830719	2		660,000.00	678,580.47	11-Oct-2007	8.000%	CA - 75.00%	Paid Off - 360	01-Sep-2005

TOTAL			21,326,694.00	22,272,180.96

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total

Current
Number of Loans Liquidated	1	2	3
Collateral Principal Realized Loss/(Gain) Amount	75,149.25	111,732.84	186,882.09
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	349,892.41	612,201.36	962,093.77
Cumulative
Number of Loans Liquidated	6	5	11
Collateral Realized Loss/(Gain) Amount	311,652.98	224,403.88	536,056.86
Net Liquidation Proceeds	2,874,295.24	1,054,924.50	3,929,219.74

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.06%	0.12%	0.09%
3 Months Avg MDR	0.07%	0.05%	0.06%
12 Months Avg MDR	0.04%	0.02%	0.03%
Avg MDR Since Cut-off	0.02%	0.01%	0.01%

CDR	0.74%	1.40%	1.05%
3 Months Avg CDR	0.84%	0.59%	0.72%
12 Months Avg CDR	0.44%	0.20%	0.32%
Avg CDR Since Cut-off	0.21%	0.10%	0.16%

SDA	140.10%	266.07%	199.66%
3 Months Avg SDA Approximation	165.58%	116.51%	142.38%
12 Months Avg SDA Approximation	104.63%	48.02%	77.96%
Avg SDA Since Cut-off Approximation	72.75%	33.58%	54.32%

Principal Only Loss Severity Approx for Current Period	17.68%	15.43%	16.27%
3 Months Avg Loss Severity Approximation	9.79%	21.39%	14.24%
12 Months Avg Loss Severity Approximation	9.78%	17.54%	12.01%
Avg Loss Severity Approximation Since Cut-Off	9.78%	17.54%	12.01%

Principal & Interest Loss Severity Approx for Current Period	17.68%	15.43%	16.27%
3 Months Avg Loss Severity Approximation	9.79%	21.39%	14.24%
12 Months Avg Loss Severity Approximation	9.78%	17.54%	12.01%
Avg Loss Severity Approximation Since Cut-Off	9.78%	17.54%	12.01%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
October 25, 2007 Distribution

Realized Loss Detail Report
Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)
121366767	1	REO	7.933%	CA - 79.81%	360	353,805.70		78,868.77	78,868.77
121717716	1	REO	8.500%	CA - 80.00%	360	370,128.50		32,864.07	32,864.07
121779684	2	REO	7.833%	CA - 80.00%	360	425,041.66		74,814.25	74,814.25
121674043	2		0.000%	FL - 75.00%	360	0.00	Revision	335.00	335.00

TOTAL						1,148,975.86		186,882.09	186,882.09

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			63,992,232.76
(b) 50% of Aggregate Balance of Sub. Certificates			98,541,086.08

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.2694%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			536,056.86
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	84.933146%	84.871261%	84.903817%
Next Senior Percentage	84.737312%	84.607681%	84.676033%
Current Subordinate Percentage	15.066854%	15.128739%	15.096183%
Next Subordinate Percentage	15.262688%	15.392319%	15.323967%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			4.983000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

October 25, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	4,519,290.69	4,142,183.85	8,661,474.54
Current Scheduled Payments 1 Month Prior	4,616,858.65	4,245,284.29	8,862,142.94
Current Scheduled Payments 2 Month Prior	4,721,004.41	4,365,334.16	9,086,338.57
Current Scheduled Payments 3 Month Prior	4,875,561.39	4,478,943.96	9,354,505.36
Current Scheduled Payments 4 Month Prior	5,005,347.20	4,571,664.70	9,577,011.90
Current Scheduled Payments 5 Month Prior	5,116,181.10	4,717,623.84	9,833,804.94
Current Scheduled Payments 6 Month Prior	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 7 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 8 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 9 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 10 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98
Current Scheduled Payments 11 Month Prior	6,102,944.48	5,773,517.48	11,876,461.96

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		21
		9. Prepayment Detail Report		26
		10. Realized Loss Report		28
		11. Realized Loss Detail Report		31
		12. Triggers and Adj. Cert. Report		32
		13. Additional Certificate Report		33
		14. Other Related Information		34

		Total Number of Pages		34

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	November 26, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	October 31, 2007	Factor Information:		(800) 735-7777
	November 23, 2007	Main Phone Number:		(714) 247-6000

		https://tss.sfs.db.com/investpublic

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	308,338,260.88	1,420,147.41	4,959,306.47	6,379,453.88	0.00	0.00	303,378,954.41
1-A-2	FLT	262,356,000.00	128,474,356.96	648,817.56	2,066,379.01	2,715,196.57	0.00	0.00	126,407,977.95
1-A-3A	FLT	77,413,000.00	37,908,740.04	178,980.20	609,723.42	788,703.62	0.00	0.00	37,299,016.62
1-A-3B	FLT	80,000,000.00	39,175,580.35	181,479.76	630,099.25	811,579.01	0.00	0.00	38,545,481.10
2-A-1A	FLT	398,032,000.00	196,414,663.57	904,648.60	1,164,505.54	2,069,154.14	0.00	0.00	195,250,158.03
2-A-1B	FLT	300,000,000.00	148,039,351.29	743,677.16	877,697.43	1,621,374.59	0.00	0.00	147,161,653.86
2-A-2A	FLT	50,000,000.00	24,673,225.21	115,175.12	146,282.90	261,458.02	0.00	0.00	24,526,942.31
2-A-2B	FLT	65,846,000.00	32,492,663.75	171,448.14	192,642.88	364,091.02	0.00	0.00	32,300,020.87
2-A-2C	FLT	175,000,000.00	86,356,288.23	420,764.71	511,990.16	932,754.87	0.00	0.00	85,844,298.07
2-A-3A	FLT	84,508,000.00	41,701,698.33	196,888.06	247,241.51	444,129.57	0.00	0.00	41,454,456.82
2-A-3B	FLT	90,000,000.00	44,411,805.39	205,736.43	263,309.23	469,045.66	0.00	0.00	44,148,496.16
1-X	CSTR	0.00	0.00	829,010.99	0.00	829,010.99	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	813,141.58	0.00	813,141.58	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,106,428.43	58,664.91	1,248.76	59,913.67	0.00	0.00	12,105,179.67
B-2	SUB	49,300,000.00	48,917,869.08	239,218.23	5,045.80	244,264.03	0.00	0.00	48,912,823.28
B-3	SUB	33,764,000.00	33,502,290.71	171,276.52	3,455.71	174,732.23	0.00	0.00	33,498,835.00
B-4	SUB	14,470,000.00	14,357,841.09	74,168.38	1,480.99	75,649.37	0.00	0.00	14,356,360.10
B-5	SUB	13,264,000.00	13,161,188.95	69,624.36	1,357.56	70,981.92	0.00	0.00	13,159,831.39
B-6	SUB	10,853,000.00	10,768,876.95	58,595.72	1,110.79	59,706.51	0.00	0.00	10,767,766.16
B-7	SUB	9,647,000.00	9,572,224.82	52,084.49	987.36	53,071.85	0.00	0.00	9,571,237.46
B-8	SUB	7,235,000.00	7,178,920.53	39,062.01	740.49	39,802.50	0.00	0.00	7,178,180.04
B-9	SUB	16,882,000.00	16,751,145.36	91,146.50	1,727.85	92,874.35	0.00	0.00	16,749,417.51
B-10	SUB	18,088,000.00	17,947,797.50	97,657.74	1,851.29	99,509.03	0.00	0.00	17,945,946.21
B-11	SUB	13,269,015.79	12,630,225.68	68,723.71	1,302.79	70,026.50	5,995.01	0.00	12,622,927.88
B-X	CSTR	0.00	0.00	217,201.91	0.00	217,201.91	0.00	0.00	0.00
P-1	SUB	100.00	100.00	203,580.65	0.00	203,580.65	0.00	0.00	100.00
P-2	SUB	100.00	100.00	52,647.44	0.00	52,647.44	0.00	0.00	100.00

Total		2,411,782,315.79	1,284,881,643.10	8,323,568.29	11,689,487.19	20,013,055.48	5,995.01	0.00	1,273,186,160.90

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	10/25/07	11/25/07	A-Act/360	45660LVZ9	629,654,000.00	489.694754	2.255441	7.876241	10.131682	481.818514
1-A-2	10/25/07	11/25/07	A-Act/360	45660LWA3	262,356,000.00	489.694754	2.473043	7.876241	10.349283	481.818514
1-A-3A	10/25/07	11/25/07	A-Act/360	45660LWB1	77,413,000.00	489.694755	2.312017	7.876241	10.188258	481.818514
1-A-3B	10/25/07	11/25/07	A-Act/360	45660LWC9	80,000,000.00	489.694754	2.268497	7.876241	10.144738	481.818514
2-A-1A	10/25/07	11/25/07	A-Act/360	45660LWD7	398,032,000.00	493.464504	2.272804	2.925658	5.198462	490.538846
2-A-1B	10/25/07	11/25/07	A-Act/360	45660LWE5	300,000,000.00	493.464504	2.478924	2.925658	5.404582	490.538846
2-A-2A	10/25/07	11/25/07	A-Act/360	45660LWV7	50,000,000.00	493.464504	2.303502	2.925658	5.229160	490.538846
2-A-2B	10/01/07	10/30/07	A-30/360	45660LWW5	65,846,000.00	493.464504	2.603775	2.925658	5.529433	490.538846
2-A-2C	10/25/07	11/25/07	A-Act/360	45660LWF2	175,000,000.00	493.464504	2.404370	2.925658	5.330028	490.538846
2-A-3A	10/25/07	11/25/07	A-Act/360	45660LWG0	84,508,000.00	493.464504	2.329816	2.925658	5.255474	490.538846
2-A-3B	10/25/07	11/25/07	A-Act/360	45660LWH8	90,000,000.00	493.464504	2.285960	2.925658	5.211618	490.538846
1-X	10/01/07	10/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.789968	0.000000	0.789968	0.000000
2-X	10/01/07	10/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.698944	0.000000	0.698944	0.000000
A-R	10/01/07	10/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	10/25/07	11/25/07	A-Act/360	45660LWJ4	12,201,000.00	992.248867	4.808205	0.102349	4.910554	992.146518
B-2	10/25/07	11/25/07	A-Act/360	45660LWK1	49,300,000.00	992.248866	4.852297	0.102349	4.954646	992.146517
B-3	10/25/07	11/25/07	A-Act/360	45660LWL9	33,764,000.00	992.248866	5.072756	0.102349	5.175105	992.146517
B-4	10/25/07	11/25/07	A-Act/360	45660LWM7	14,470,000.00	992.248866	5.125666	0.102349	5.228015	992.146517
B-5	10/25/07	11/25/07	A-Act/360	45660LWN5	13,264,000.00	992.248865	5.249122	0.102349	5.351472	992.146516
B-6	10/25/07	11/25/07	A-Act/360	45660LWP0	10,853,000.00	992.248867	5.399034	0.102349	5.501383	992.146518
B-7	10/25/07	11/25/07	A-Act/360	45660LWQ8	9,647,000.00	992.248867	5.399035	0.102349	5.501384	992.146518
B-8	10/25/07	11/25/07	A-Act/360	45660LWR6	7,235,000.00	992.248864	5.399034	0.102348	5.501382	992.146516
B-9	10/25/07	11/25/07	A-Act/360	45660LWX3	16,882,000.00	992.248866	5.399034	0.102349	5.501383	992.146518
B-10	10/25/07	11/25/07	A-Act/360	45660LWY1	18,088,000.00	992.248867	5.399035	0.102349	5.501384	992.146518
B-11	10/25/07	11/25/07	A-Act/360	45660LWZ8	13,269,015.79	951.858516	5.179262	0.098183	5.277445	951.308528
B-X	10/01/07	10/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	1.091615	0.000000	1.091615	0.000000
P-1	10/25/07	11/24/07	A-30/360	45660LYU7	100.00	1,000.000000	2,035,806.500000	0.000000	2,035,806.500000	1,000.000000
P-2	10/25/07	11/24/07	A-30/360	45660LYV5	100.00	1,000.000000	526,474.400000	0.000000	526,474.400000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	56,555,437.74	322,449,859.62	3,825,185.97	326,275,045.59	382,830,483.33	0.00	0.00	303,378,954.41
1-A-2	262,356,000.00	25,825,845.18	134,354,193.55	1,593,828.50	135,948,022.05	161,773,867.23	0.00	0.00	126,407,977.95
1-A-3A	77,413,000.00	7,126,689.22	39,643,694.74	470,288.64	40,113,983.38	47,240,672.60	0.00	0.00	37,299,016.62
1-A-3B	80,000,000.00	7,226,957.13	40,968,514.07	486,004.82	41,454,518.90	48,681,476.03	0.00	0.00	38,545,481.10
2-A-1A	398,032,000.00	35,419,230.62	200,337,186.28	2,444,655.69	202,781,841.97	238,201,072.59	0.00	0.00	195,250,158.03
2-A-1B	300,000,000.00	29,104,406.81	150,995,788.99	1,842,557.15	152,838,346.14	181,942,752.95	0.00	0.00	147,161,653.86
2-A-2A	50,000,000.00	4,509,083.33	25,165,964.83	307,092.86	25,473,057.69	29,982,141.02	0.00	0.00	24,526,942.31
2-A-2B	65,846,000.00	5,999,463.81	33,141,562.40	404,416.73	33,545,979.13	39,545,442.94	0.00	0.00	32,300,020.87
2-A-2C	175,000,000.00	16,469,364.54	88,080,876.92	1,074,825.01	89,155,701.93	105,625,066.47	0.00	0.00	85,844,298.07
2-A-3A	84,508,000.00	7,707,689.01	42,534,507.11	519,036.07	43,053,543.18	50,761,232.19	0.00	0.00	41,454,456.82
2-A-3B	90,000,000.00	8,054,852.77	45,298,736.67	552,767.14	45,851,503.84	53,906,356.61	0.00	0.00	44,148,496.16
1-X	0.00	22,610,875.73	0.00	0.00	0.00	22,610,875.73	0.00	0.00	0.00
2-X	0.00	20,960,403.01	0.00	0.00	0.00	20,960,403.01	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,519,723.44	13,622.76	82,197.57	95,820.33	1,615,543.77	0.00	0.00	12,105,179.67
B-2	49,300,000.00	6,195,871.16	55,044.84	332,131.88	387,176.72	6,583,047.88	0.00	0.00	48,912,823.28
B-3	33,764,000.00	4,432,368.41	37,698.45	227,466.55	265,165.00	4,697,533.41	0.00	0.00	33,498,835.00
B-4	14,470,000.00	1,918,989.97	16,156.17	97,483.73	113,639.90	2,032,629.87	0.00	0.00	14,356,360.10
B-5	13,264,000.00	1,800,633.68	14,809.63	89,358.98	104,168.61	1,904,802.29	0.00	0.00	13,159,831.39
B-6	10,853,000.00	1,514,646.19	12,117.68	73,116.16	85,233.84	1,599,880.03	0.00	0.00	10,767,766.16
B-7	9,647,000.00	1,337,617.69	10,771.14	64,991.40	75,762.54	1,413,380.23	0.00	0.00	9,571,237.46
B-8	7,235,000.00	990,620.34	8,078.07	48,741.89	56,819.96	1,047,440.30	0.00	0.00	7,178,180.04
B-9	16,882,000.00	2,311,493.19	18,849.22	113,733.27	132,582.49	2,444,075.68	0.00	0.00	16,749,417.51
B-10	18,088,000.00	2,476,619.40	20,195.77	121,858.02	142,053.79	2,618,673.19	0.00	0.00	17,945,946.21
B-11	13,269,015.79	1,808,799.68	14,647.22	89,388.66	104,035.90	1,912,835.59	542,051.89	0.00	12,622,927.88
B-X	0.00	3,550,356.12	0.00	0.00	0.00	3,550,356.12	0.00	0.00	0.00
P-1	100.00	11,186,653.56	0.00	0.00	0.00	11,186,653.56	0.00	0.00	100.00
P-2	100.00	7,316,735.96	0.00	0.00	0.00	7,316,735.96	0.00	0.00	100.00

Total	2,411,782,315.79	296,069,977.16	1,123,192,958.44	14,861,144.38	1,138,054,102.88	1,434,124,080.05	542,051.89	0.00	1,273,186,160.90

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.18250%	308,338,260.88	1,420,411.59	264.18	0.00	0.00	1,420,147.41	1,420,147.41	0.00
1-A-2	5.68250%	128,474,356.96	648,938.25	120.69	0.00	0.00	648,817.56	648,817.56	0.00
1-A-3A	5.31250%	37,908,740.04	179,013.49	33.29	0.00	0.00	178,980.20	178,980.20	0.00
1-A-3B	5.21250%	39,175,580.35	181,513.52	33.76	0.00	0.00	181,479.76	181,479.76	0.00
2-A-1A	5.18250%	196,414,663.57	904,816.88	168.28	0.00	0.00	904,648.60	904,648.60	0.00
2-A-1B	5.65250%	148,039,351.29	743,815.50	138.34	0.00	0.00	743,677.16	743,677.16	0.00
2-A-2A	5.25250%	24,673,225.21	115,196.55	21.43	0.00	0.00	115,175.12	115,175.12	0.00
2-A-2B	6.33300%	32,492,663.75	171,480.03	31.89	0.00	0.00	171,448.14	171,448.14	0.00
2-A-2C	5.48250%	86,356,288.23	420,842.98	78.27	0.00	0.00	420,764.71	420,764.71	0.00
2-A-3A	5.31250%	41,701,698.33	196,924.69	36.63	0.00	0.00	196,888.06	196,888.06	0.00
2-A-3B	5.21250%	44,411,805.39	205,774.70	38.27	0.00	0.00	205,736.43	205,736.43	0.00
1-X	0.00000%	0.00	829,165.20	154.21	0.00	0.00	829,010.99	829,010.99	0.00
2-X	0.00000%	0.00	813,292.84	151.26	0.00	0.00	813,141.58	813,141.58	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.45250%	12,106,428.43	58,675.82	10.91	0.00	0.00	58,664.91	58,664.91	0.00
B-2	5.50250%	48,917,869.08	239,262.73	44.50	0.00	0.00	239,218.23	239,218.23	0.00
B-3	5.75250%	33,502,290.71	171,308.38	31.86	0.00	0.00	171,276.52	171,276.52	0.00
B-4	5.81250%	14,357,841.09	74,182.18	13.80	0.00	0.00	74,168.38	74,168.38	0.00
B-5	5.95250%	13,161,188.95	69,637.31	12.95	0.00	0.00	69,624.36	69,624.36	0.00
B-6	6.12250%	10,768,876.95	58,606.62	10.90	0.00	0.00	58,595.72	58,595.72	0.00
B-7	6.12250%	9,572,224.82	52,094.17	9.69	0.00	0.00	52,084.48	52,084.49	0.00
B-8	6.12250%	7,178,920.53	39,069.28	7.27	0.00	0.00	39,062.01	39,062.01	0.00
B-9	6.12250%	16,751,145.36	91,163.46	16.96	0.00	0.00	91,146.50	91,146.50	0.00
B-10	6.12250%	17,947,797.50	97,675.90	18.17	0.00	0.00	97,657.73	97,657.74	0.00
B-11	6.12250%	12,630,225.68	68,736.49	12.78	0.00	0.00	68,723.71	68,723.71	0.00
B-X	0.00000%	0.00	217,242.32	40.40	0.01	0.00	217,201.93	217,201.91	0.02
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	203,580.65	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	52,647.44	0.00

Total		1,284,881,643.10	8,068,840.88	1,500.69	0.01	0.00	8,067,340.20	8,323,568.29	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	829,010.99	0.00	829,010.99	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	813,141.58	0.00	813,141.58	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	217,201.91	0.00	217,201.91	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	1,859,354.48	0.00	1,859,354.48	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	10/01/07	10/30/07	A-30/360	1,049,423,000.00		489.694754	0.789968	0.000000	0.789968	481.818514
2-X-IO	10/01/07	10/30/07	A-30/360	1,163,386,000.00		493.464504	0.698944	0.000000	0.698944	490.538846
B-X-IO	10/01/07	10/30/07	A-30/360	198,973,015.00		989.555338	1.091615	0.000000	1.091615	989.423137
1-X-PO	10/01/07	10/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	10/01/07	10/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	10/01/07	10/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	10/01/07	10/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	22,610,855.13	0.00	0.00	0.00	22,610,875.73	0.00	0.00	0.00
2-X-IO	0.00	20,960,402.98	0.00	0.00	0.00	20,960,402.98	0.00	0.00	0.00
B-X-IO	0.00	3,550,356.10	0.00	0.00	0.00	3,550,356.10	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	47,121,614.21	0.00	0.00	0.00	47,121,634.81	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	1.93618%	513,896,938.23	829,165.20	154.21	0.00	0.00	829,010.99	829,010.99	0.00
2-X-IO	1.70000%	574,089,695.77	813,292.84	151.26	0.00	0.00	813,141.58	813,141.58	0.00
B-X-IO	1.32401%	196,894,809.10	217,242.32	40.40	0.01	0.00	217,201.93	217,201.91	0.02
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,284,881,443.10	1,859,700.36	345.87	0.01	0.00	1,859,354.50	1,859,354.48	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	3,404,131.22	8,285,355.97	11,689,487.19
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	3,404,131.22	8,285,355.97	11,689,487.19
Interest Collections	4,370,153.97	3,996,484.31	8,366,638.28
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	52,647.44	203,580.65	256,228.09
Interest Fees	(151,050.96)	(140,817.13)	(299,298.08)
TOTAL NET INTEREST	4,271,750.45	4,059,247.83	8,323,568.29
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	7,675,881.67	12,344,603.80	20,013,055.48

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	3,024.14	1,324.42	4,348.56
Curtailments	(1,536,494.38)	(1,177,173.81)	(2,713,668.19)
Prepayments In Full	4,937,601.46	9,300,630.43	14,238,231.89
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	166,569.95	166,569.95
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(332.16)	(507.13)	(839.29)
Realized Losses	0.00	(5,995.02)	(5,995.02)
Advanced Principal	332.16	507.13	839.29
TOTAL PRINCIPAL COLLECTED	3,404,131.22	8,285,355.97	11,689,487.19

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	4,432,208.21	4,045,001.51	8,477,209.72
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	1,121.99	1,121.99
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(2,703.13)	(6,682.80)	(9,385.93)
Delinquent Interest	(1,282,132.78)	(1,053,467.58)	(2,335,600.36)
Compensating Interest	2,703.13	6,682.80	9,385.92
Civil Relief Act Shortfalls	(1,106.23)	(394.47)	(1,500.70)
Interest Advanced	1,221,184.77	1,004,222.86	2,225,407.63
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	4,370,153.97	3,996,484.31	8,366,638.28

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	52,647.44	203,580.65	256,228.09
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	52,647.44	203,580.65	256,228.09

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	150,768.67	140,564.05	291,332.72
Class 1-A-3B Ambac Premium			3,482.27
Class 2-A-3B Ambac Premium			3,947.72
Trustee Fees	282.29	253.08	535.37
TOTAL INTEREST FEES	151,050.96	140,817.13	299,298.08

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution
Credit Enhancement Report
ACCOUNTS
Yield Maintenance Class1 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00
Yield Maintenance Class2 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,482.27
Class 2-A-3B Ambac Premium			3,947.72

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,327	2,483	3,810
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(11)	(38)	(49)
Repurchases	0	0	0
Liquidations	0	(1)	(1)
Current	1,316	2,444	3,760
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	677,493,398.00	607,388,045.11	1,284,881,443.11
Prefunding	0.00	0.00	0.00
Scheduled Principal	(3,024.14)	(1,324.42)	(4,348.56)
Partial Prepayments	1,536,494.38	1,177,173.81	2,713,668.19
Full Voluntary Prepayments	(4,937,601.46)	(9,300,630.43)	(14,238,231.89)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	(166,569.95)	(166,569.95)
Current	674,089,266.78	599,096,694.12	1,273,185,960.90

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.89704%	8.04179%	7.96564%
Weighted Average Coupon Current	7.85048%	7.99382%	7.91824%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	333	334	334
Weighted Average Months to Maturity Current	332	333	333
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	333	334	334
Weighted Avg Remaining Amortization Term Current	332	333	333
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	26.41	26.22	26.32
Weighted Average Seasoning Current	27.41	27.22	27.32

Weighted Average Coupon by Groups

8.40%
8.00%
7.60%
7.20%
6.80%
6.40%
6.00%
Dec-05
Jun-06
Dec-06
Jun-07
Group 1
Group 2

Total Weighted Average Coupon

8.40%
8.00%
7.60%
7.20%
6.80%
6.40%
6.00%
Dec-05
Jun-06
Dec-06
Jun-07

Weighted Average Amortization Term by Groups

356
352
348
344
340
336
332
Dec-05
Jun-06
Dec-06
Jun-07
Group 1
Group 2

Total Weighted Average Amortization Term

356
352
348
344
340
336
332
Dec-05
Jun-06
Dec-06
Jun-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.91706%	3.06063%	2.98510%
Weighted Average Margin Current	2.91925%	3.06175%	2.98661%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.07252%	8.85227%	8.96814%
Weighted Average Max Rate Current	9.07627%	8.85241%	8.97045%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Current	0.00000%	0.00000%	0.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	150,768.67	140,564.05	291,332.72
Delinquent Servicing Fees	60,948.01	49,244.72	110,192.73
TOTAL SERVICING FEES	211,716.69	189,808.77	401,525.46

Total Servicing Fees	211,716.69	189,808.77	401,525.46
Compensating Interest	(2,703.13)	(6,682.80)	(9,385.92)
Delinquent Servicing Fees	(60,948.01)	(49,244.72)	(110,192.73)
COLLECTED SERVICING FEES	148,065.55	133,881.26	281,946.81
Total Advanced Interest	1,221,184.77	1,004,222.86	2,225,407.63
Total Advanced Principal	332.16	507.13	839.29
Aggregate Advances with respect to this Distribution	1,221,516.93	1,004,729.99	2,226,246.92

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	2,703.13	6,682.80	9,385.93
Compensating Interest	(2,703.13)	(6,682.80)	(9,385.92)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.474982%	7.618316%	7.542739%
Current Deferred Interest	2,024,722.63	1,865,935.90	3,890,658.53
Cumulative Deferred Interest	2,024,722.63	1,865,935.90	3,890,658.53
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		48,027,081.72	25,901,265.40	17,683,053.44	91,611,400.56
	% Balance		3.77%	2.03%	1.39%	7.20%
	# Loans		137	74	52	263
	% # Loans		3.64%	1.97%	1.38%	6.99%

FORECLOSURE	Balance	0.00	0.00	0.00	33,842,897.51	33,842,897.51
	% Balance	0.00%	0.00%	0.00%	2.66%	2.66%
	# Loans	0	0	0	86	86
	% # Loans	0.00%	0.00%	0.00%	2.29%	2.29%

BANKRUPTCY	Balance	1,049,865.62	2,224,478.06	681,986.39	3,098,981.26	7,055,311.33
	% Balance	0.08%	0.17%	0.05%	0.24%	0.55%
	# Loans	2	7	2	9	20
	% # Loans	0.05%	0.19%	0.05%	0.24%	0.53%

REO	Balance	0.00	0.00	0.00	8,525,826.25	8,525,826.25
	% Balance	0.00%	0.00%	0.00%	0.67%	0.67%
	# Loans	0	0	0	27	27
	% # Loans	0.00%	0.00%	0.00%	0.72%	0.72%

TOTAL	Balance	1,049,865.62	50,251,559.78	26,583,251.79	63,150,758.46	141,035,435.65
	% Balance	0.08%	3.95%	2.09%	4.96%	11.08%
	# Loans	2	144	76	174	396
	% # Loans	0.05%	3.83%	2.02%	4.63%	10.53%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		19,135,496.30	12,469,291.21	9,174,096.79	40,778,884.30
	% Balance		3.19%	2.08%	1.53%	6.81%
	# Loans		79	46	35	160
	% # Loans		3.23%	1.88%	1.43%	6.55%

FORECLOSURE	Balance	0.00	0.00	0.00	12,563,380.90	12,563,380.90
	% Balance	0.00%	0.00%	0.00%	2.10%	2.10%
	# Loans	0	0	0	48	48
	% # Loans	0.00%	0.00%	0.00%	1.96%	1.96%

BANKRUPTCY	Balance	0.00	1,321,778.21	219,583.59	1,588,934.85	3,130,296.65
	% Balance	0.00%	0.22%	0.04%	0.27%	0.52%
	# Loans	0	5	1	6	12
	% # Loans	0.00%	0.20%	0.04%	0.25%	0.49%

REO	Balance	0.00	0.00	0.00	4,918,024.75	4,918,024.75
	% Balance	0.00%	0.00%	0.00%	0.82%	0.82%
	# Loans	0	0	0	19	19
	% # Loans	0.00%	0.00%	0.00%	0.78%	0.78%

TOTAL	Balance	0.00	20,457,274.51	12,688,874.80	28,244,437.29	61,390,586.60
	% Balance	0.00%	3.41%	2.12%	4.71%	10.25%
	# Loans	0	84	47	108	239
	% # Loans	0.00%	3.44%	1.92%	4.42%	9.78%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		28,891,585.42	13,431,974.19	8,508,956.65	50,832,516.26
	% Balance		4.29%	1.99%	1.26%	7.54%
	# Loans		58	28	17	103
	% # Loans		4.41%	2.13%	1.29%	7.83%

FORECLOSURE	Balance	0.00	0.00	0.00	21,279,516.61	21,279,516.61
	% Balance	0.00%	0.00%	0.00%	3.16%	3.16%
	# Loans	0	0	0	38	38
	% # Loans	0.00%	0.00%	0.00%	2.89%	2.89%

BANKRUPTCY	Balance	1,049,865.62	902,699.85	462,402.80	1,510,046.41	3,925,014.68
	% Balance	0.16%	0.13%	0.07%	0.22%	0.58%
	# Loans	2	2	1	3	8
	% # Loans	0.15%	0.15%	0.08%	0.23%	0.61%

REO	Balance	0.00	0.00	0.00	3,607,801.50	3,607,801.50
	% Balance	0.00%	0.00%	0.00%	0.54%	0.54%
	# Loans	0	0	0	8	8
	% # Loans	0.00%	0.00%	0.00%	0.61%	0.61%

TOTAL	Balance	1,049,865.62	29,794,285.27	13,894,376.99	34,906,321.17	79,644,849.05
	% Balance	0.16%	4.42%	2.06%	5.18%	11.82%
	# Loans	2	60	29	66	157
	% # Loans	0.15%	4.56%	2.20%	5.02%	11.93%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

November 26, 2007 Distribution

REO Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became REO Property this Period:
121277360	1	191,100.00	204,682.17	01-Aug-2006	7.833%	TX - 70.78%	360	01-Sep-2005
121505552	2	408,000.00	438,939.11	01-Jan-2007	8.000%	CA - 80.00%	360	01-Jul-2005
121509712	1	236,720.00	253,187.85	01-Jan-2007	8.183%	FL - 80.00%	360	01-Oct-2005
121557261	1	175,750.00	186,451.57	01-Aug-2006	7.983%	MI - 95.00%	360	01-Sep-2005
121657637	2	360,000.00	387,764.04	01-Jan-2007	8.083%	CA - 79.12%	360	01-Sep-2005
121693206	2	402,750.00	432,243.18	01-Feb-2007	7.933%	CA - 75.00%	360	01-Aug-2005
121717692	1	220,000.00	235,443.54	01-Feb-2007	8.375%	AZ - 80.00%	360	01-Aug-2005
121723728	2	480,000.00	515,561.52	01-Jan-2007	8.125%	CA - 80.00%	360	01-Sep-2005
TOTAL		2,474,320.00	2,654,272.98

Became REO Property in a Prior Period:
121350333	1	243,750.00	262,252.91	01-Dec-2006	8.033%	MA - 70.65%	360	01-Sep-2005
121415470	2	448,000.00	477,565.50	01-Dec-2006	7.583%	CA - 80.00%	360	01-Aug-2005
121428762	1	365,680.00	391,885.55	01-Dec-2006	8.383%	CA - 70.00%	360	01-Aug-2005
121449985	1	319,400.00	345,300.96	01-Jul-2006	8.183%	VA - 74.80%	360	01-Aug-2005
121474102	1	244,800.00	265,891.43	01-Sep-2006	8.383%	FL - 80.00%	360	01-Aug-2005
121490232	2	456,000.00	483,369.94	01-Nov-2006	7.783%	CA - 80.00%	360	01-Aug-2005
121492699	1	187,200.00	200,775.24	01-Feb-2007	7.983%	VA - 80.00%	360	01-Aug-2005
121500221	1	321,750.00	347,841.45	01-Sep-2006	8.183%	CA - 75.00%	360	01-Aug-2005
121523429	1	79,000.00	83,156.17	01-Apr-2006	8.383%	PA - 69.91%	360	01-Aug-2005
121567353	1	264,000.00	285,493.88	01-Oct-2006	8.250%	CA - 80.00%	360	01-Jul-2005
121569030	1	343,200.00	360,496.42	01-Sep-2006	6.983%	CA - 80.00%	360	01-Aug-2005
121581957	1	93,750.00	100,161.88	01-Sep-2006	7.733%	OH - 75.00%	360	01-Sep-2005
121599975	1	120,000.00	129,579.13	01-Jun-2006	8.133%	FL - 80.00%	360	01-Aug-2005
121654077	1	268,000.00	287,870.12	01-Mar-2007	8.083%	VA - 80.00%	360	01-Sep-2005
121664846	2	393,750.00	423,210.36	01-Aug-2006	8.083%	CA - 75.00%	360	01-Sep-2005
121690974	1	260,800.00	279,282.11	01-Nov-2006	7.833%	AZ - 80.00%	360	01-Sep-2005
121713653	2	636,000.00	449,147.85	01-Jul-2006	7.933%	CA - 80.00%	360	01-Sep-2005
121751049	1	353,000.00	380,161.35	01-Aug-2006	8.083%	CA - 80.00%	360	01-Sep-2005
121784112	1	296,000.00	318,111.02	01-Jan-2006	7.983%	GA - 80.00%	360	01-Sep-2005
TOTAL		5,694,080.00	5,871,553.27

TOTAL		8,168,400.00	8,525,826.25

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
121053382	1	335,000.00	418,824.86	01-May-2007	8.383%	CA - 51.94%	360	01-May-2005
121193550	2	650,000.00	683,143.56	01-Jun-2007	7.483%	NY - 67.01%	360	01-Aug-2005
121234796	2	360,000.00	383,304.40	01-Mar-2007	7.583%	MI - 80.00%	360	01-Aug-2005
121257408	1	347,650.00	361,539.34	01-May-2007	7.375%	CA - 79.60%	360	01-May-2005
121342427	2	691,000.00	714,882.63	01-May-2007	7.783%	FL - 67.42%	360	01-Aug-2005
121351592	2	580,000.00	616,621.54	01-May-2007	7.483%	CA - 80.00%	360	01-Aug-2005
121407608	2	500,000.00	534,078.05	01-Jun-2007	8.083%	CA - 70.42%	360	01-Jul-2005
121410105	1	192,000.00	205,874.21	01-Apr-2007	7.833%	NJ - 80.00%	360	01-Aug-2005
121441875	1	312,000.00	324,964.28	01-May-2007	7.233%	CA - 80.00%	360	01-Jul-2005
121472551	2	418,394.00	445,417.66	01-May-2007	7.533%	CA - 80.00%	360	01-Aug-2005
121476979	1	148,000.00	158,317.51	01-Jun-2007	7.733%	AZ - 71.15%	360	01-Aug-2005
121507022	1	299,200.00	322,453.92	01-May-2007	8.083%	CA - 80.00%	360	01-Aug-2005
121515746	1	348,000.00	374,341.73	01-Jun-2007	8.233%	NY - 80.00%	360	01-Jul-2005
121519964	1	180,000.00	194,319.12	01-Jun-2007	8.183%	MN - 80.00%	360	01-Sep-2005
121528083	2	633,750.00	681,846.52	01-Jun-2007	8.133%	CA - 75.00%	360	01-Sep-2005
121567130	1	268,000.00	279,970.48	01-May-2007	7.783%	MN - 80.00%	360	01-Sep-2005
121578636	1	223,200.00	240,192.16	01-Jun-2007	8.083%	IL - 80.00%	360	01-Sep-2005
121586397	2	656,250.00	700,459.00	01-May-2007	7.733%	CA - 75.00%	360	01-Sep-2005
121593293	2	384,000.00	410,678.96	01-May-2007	7.783%	MA - 80.00%	360	01-Sep-2005
121596924	2	370,200.00	392,300.82	01-Jun-2007	7.483%	VA - 79.61%	360	01-Sep-2005
121610484	2	579,200.00	620,192.64	01-Jun-2007	7.833%	CA - 80.00%	360	01-Sep-2005
121644345	1	328,000.00	353,703.33	01-Jun-2007	8.083%	CA - 80.00%	360	01-Aug-2005
121648802	1	283,100.00	298,612.25	01-Jan-2007	8.083%	FL - 95.00%	360	01-Sep-2005
121653298	2	396,000.00	425,580.85	01-May-2007	7.983%	CT - 75.00%	360	01-Sep-2005
121672099	1	219,000.00	237,109.14	01-May-2007	8.333%	WA - 75.00%	360	01-Sep-2005
121678343	1	316,800.00	341,906.76	01-May-2007	8.183%	FL - 80.00%	360	01-Sep-2005
121681286	1	300,000.00	303,130.95	01-Jun-2007	7.983%	IL - 77.72%	360	01-Oct-2005
121773192	1	335,000.00	359,464.69	01-Jun-2007	7.983%	MA - 56.30%	360	01-Oct-2005
121801463	2	378,000.00	406,236.09	01-Apr-2007	7.983%	CA - 70.00%	360	01-Sep-2005
121897755	2	362,400.00	385,491.33	01-Apr-2007	7.733%	MD - 80.00%	360	01-Oct-2005
TOTAL		11,394,144.00	12,174,958.78

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	645,665.25	01-Aug-2006	7.750%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	117,870.85	01-Aug-2006	8.375%	OK - 80.00%	360	01-Mar-2005
121084319	2	590,000.00	627,105.50	01-Feb-2007	7.533%	CA - 73.75%	360	01-Aug-2005
121239777	1	260,000.00	281,407.70	01-Apr-2007	8.183%	CA - 77.61%	360	01-Jul-2005
121320960	2	385,600.00	413,027.46	01-Nov-2006	7.933%	FL - 80.00%	360	01-Aug-2005
121350254	2	382,500.00	409,604.69	01-Mar-2007	7.983%	FL - 75.00%	360	01-Aug-2005
121439811	1	146,400.00	158,465.20	01-Dec-2006	8.283%	FL - 80.00%	360	01-Aug-2005
121456779	2	500,000.00	532,674.28	01-Sep-2006	8.233%	NY - 70.92%	360	01-Sep-2005
121462541	1	250,000.00	267,631.04	01-Dec-2006	7.783%	NJ - 62.50%	360	01-Aug-2005
121476894	1	447,850.00	478,735.86	01-Nov-2006	8.283%	NY - 65.00%	360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121483997	2	428,000.00	463,250.06	01-Mar-2007	8.233%	CA - 80.00%	360	01-Aug-2005
121484136	2	420,000.00	452,465.77	01-Dec-2006	8.033%	CA - 80.00%	360	01-Aug-2005
121493840	1	212,000.00	226,811.78	01-Apr-2007	7.783%	MA - 75.99%	360	01-Sep-2005
121509778	1	320,000.00	342,920.41	01-Oct-2006	7.883%	FL - 80.00%	360	01-Aug-2005
121524025	1	318,400.00	338,718.74	01-Mar-2007	7.983%	CA - 80.00%	360	01-Aug-2005
121524106	1	170,000.00	175,050.61	01-Apr-2007	8.083%	CA - 61.82%	360	01-Aug-2005
121527504	1	128,250.00	135,470.24	01-Feb-2007	7.783%	WI - 95.00%	360	01-Aug-2005
121538989	1	104,000.00	110,272.43	01-Jan-2007	7.983%	PA - 80.00%	360	01-Aug-2005
121539993	2	900,000.00	964,614.30	01-Nov-2006	7.883%	CT - 75.00%	360	01-Sep-2005
121542104	2	437,500.00	468,529.08	01-Jan-2007	7.883%	FL - 70.00%	360	01-Oct-2005
121552092	1	312,000.00	333,288.66	01-Feb-2007	7.883%	CO - 80.00%	360	01-Sep-2005
121555840	2	704,000.00	761,671.95	01-May-2006	8.233%	NJ - 80.00%	360	01-Aug-2005
121561810	2	457,500.00	494,034.19	01-Apr-2007	8.183%	CA - 75.00%	360	01-Aug-2005
121564974	2	512,000.00	548,379.23	01-Apr-2007	7.833%	CA - 80.00%	360	01-Sep-2005
121564989	1	300,000.00	323,163.97	01-Apr-2007	8.083%	FL - 75.00%	360	01-Aug-2005
121565927	1	280,000.00	298,780.22	01-Jan-2007	8.283%	NJ - 64.37%	360	01-Sep-2005
121602388	2	567,000.00	605,128.01	01-Oct-2006	7.633%	NJ - 70.00%	360	01-Aug-2005
121606348	2	412,500.00	446,360.23	01-Apr-2007	8.333%	NJ - 75.00%	360	01-Sep-2005
121611507	2	450,000.00	480,898.30	01-Jul-2006	7.733%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	202,643.44	01-Jun-2006	8.183%	NJ - 80.00%	360	01-Oct-2005
121613455	1	110,000.00	117,228.77	01-Apr-2007	8.183%	MA - 52.38%	360	01-Sep-2005
121626634	1	292,750.00	311,545.89	01-Apr-2007	7.583%	MA - 79.99%	360	01-Sep-2005
121629998	1	240,000.00	258,509.52	01-Dec-2006	8.083%	MN - 80.00%	360	01-Sep-2005
121636615	1	124,000.00	134,364.19	01-Oct-2006	8.283%	FL - 80.00%	360	01-Aug-2005
121639224	2	439,500.00	476,067.39	01-Jan-2007	8.333%	CA - 75.00%	360	01-Sep-2005
121639593	2	450,000.00	482,068.37	01-Jan-2007	7.750%	CA - 73.17%	360	01-Aug-2005
121640551	1	200,000.00	216,361.12	01-Dec-2006	8.283%	FL - 74.07%	360	01-Sep-2005
121677422	1	279,950.00	300,422.84	01-Jul-2006	7.933%	FL - 79.99%	360	01-Sep-2005
121680377	1	294,000.00	313,320.37	01-Apr-2007	8.183%	FL - 70.00%	360	01-Sep-2005
121693219	2	999,000.00	1,077,150.12	01-Apr-2007	8.083%	CA - 71.10%	360	01-Aug-2005
121698556	2	910,000.00	972,435.51	01-Apr-2006	7.783%	NJ - 70.00%	360	01-Oct-2005
121707105	1	162,000.00	174,217.66	01-Sep-2006	8.083%	NY - 74.83%	360	01-Oct-2005
121712180	2	499,999.00	535,960.23	01-Mar-2007	7.883%	CA - 80.00%	360	01-Sep-2005
121713642	1	312,000.00	335,381.48	01-Apr-2007	8.183%	CA - 79.80%	360	01-Oct-2005
121719173	1	208,000.00	225,134.20	01-Jan-2007	8.383%	IL - 80.00%	360	01-Oct-2005
121751903	1	164,000.00	175,131.98	01-Feb-2007	7.983%	IL - 80.00%	360	01-Oct-2005
121753654	1	112,000.00	120,519.09	01-Mar-2007	8.083%	FL - 80.00%	360	01-Sep-2005
121769931	1	282,000.00	300,335.41	01-Feb-2007	7.583%	CA - 80.00%	360	01-Sep-2005
121776468	2	463,000.00	495,907.05	01-Aug-2006	7.833%	NY - 67.59%	360	01-Sep-2005
121781338	2	540,000.00	565,833.49	01-Apr-2007	8.033%	NY - 80.00%	360	01-Oct-2005
121795621	1	315,000.00	340,270.04	01-May-2007	8.283%	FL - 75.00%	360	01-Oct-2005
121798807	2	461,250.00	497,116.43	01-Apr-2007	8.183%	NY - 75.00%	360	01-Oct-2005
121812666	2	431,250.00	463,335.67	01-Mar-2007	8.033%	FL - 75.00%	360	01-Oct-2005
121819992	1	300,000.00	323,496.39	01-Mar-2007	8.283%	CA - 75.00%	360	01-Oct-2005
121823007	1	188,000.00	189,647.89	01-Mar-2007	8.083%	CO - 78.33%	360	01-Oct-2005
121833057	1	150,500.00	161,538.18	01-Feb-2007	8.183%	KS - 79.84%	360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution
Loan Number	Original	Stated		Current	State &		First
&	Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group	Balance	Balance	Date	Rate	Origination	Term	Date
TOTAL	20,223,499.00	21,667,938.73

TOTAL	31,617,643.00	33,842,897.51

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	11	38	49
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	11	38	49
Curtailments Amount	(1,536,494.38)	(1,177,173.81)	(2,713,668.19)
Paid in Full Balance	4,937,601.46	9,300,630.43	14,238,231.89
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	3,401,107.08	8,123,456.62	11,524,563.70
Cumulative

Number of Paid in Full Loans	1,222	2,404	3,626
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,233	2,429	3,662
Paid in Full Balance	630,146,056.27	578,530,865.02	1,208,676,921.29
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(47,284,180.71)	(42,289,576.78)	(89,573,757.49)
Total Prepayment Amount	590,231,360.22	542,679,607.11	1,132,910,967.33

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	0.50%	1.36%	0.91%
3 Months Avg SMM	1.26%	1.76%	1.49%
12 Months Avg SMM	2.61%	2.90%	2.75%
Avg SMM Since Cut-off	2.40%	2.45%	2.43%

CPR	5.86%	15.20%	10.39%
3 Months Avg CPR	14.07%	19.16%	16.51%
12 Months Avg CPR	27.24%	29.79%	28.46%
Avg CPR Since Cut-off	25.28%	25.79%	25.52%

PSA	106.89%	279.30%	190.12%
3 Months Avg PSA Approximation	266.31%	365.39%	313.67%
12 Months Avg PSA Approximation	621.34%	685.63%	651.98%
Avg PSA Since Cut-off Approximation	845.12%	874.47%	858.94%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Dec-05
Jun-06
Dec-06
Jun-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Dec-05
Jun-06
Dec-06
Jun-07

PSA by Groups

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Dec-05
Jun-06
Dec-06
Jun-07
Group 1
Group 2

Total PSA

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Dec-05
Jun-06
Dec-06
Jun-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
Dec-05
Jun-06
Dec-06
Jun-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Dec-05
Jun-06
Dec-06
Jun-07

PSA Avg since Cut-Off by Groups

1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
Dec-05
Jun-06
Dec-06
Jun-07
Group 1
Group 2

Total PSA Avg since Cut-Off

1,500.00%
1,400.00%
1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
Dec-05
Jun-06
Dec-06
Jun-07

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	0.50%	1.34%	0.90%
3 Months Avg SMM	1.18%	1.70%	1.43%
12 Months Avg SMM	2.58%	2.89%	2.72%
Avg SMM Since Cut-off	2.38%	2.45%	2.41%

CPR	5.86%	14.92%	10.25%
3 Months Avg CPR	13.33%	18.58%	15.85%
12 Months Avg CPR	26.91%	29.62%	28.21%
Avg CPR Since Cut-off	25.13%	25.71%	25.40%

PSA	106.89%	274.10%	187.55%
3 Months Avg PSA Approximation	252.27%	354.38%	301.11%
12 Months Avg PSA Approximation	613.87%	681.88%	646.31%
Avg PSA Since Cut-off Approximation	839.95%	871.78%	854.94%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
Dec-05
Jun-06
Dec-06
Jun-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Dec-05
Jun-06
Dec-06
Jun-07

PSA Avg since Cut-Off by Groups

1,800.00%
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
Dec-05
Jun-06
Dec-06
Jun-07
Group 1
Group 2

Total PSA Avg since Cut-Off

1,500.00%
1,400.00%
1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
Dec-05
Jun-06
Dec-06
Jun-07

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121145936	1		149,000.00	132,381.31	09-Nov-2007	7.783%	FL - 57.31%	Paid Off - 360	01-Aug-2005
121259178	1		297,600.00	316,608.75	23-Oct-2007	7.883%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121290319	2		485,000.00	518,375.64	17-Oct-2007	7.883%	CA - 69.99%	Paid Off - 360	01-Aug-2005
121304730	1		304,000.00	322,864.93	02-Nov-2007	7.883%	MD - 80.00%	Paid Off - 360	01-Aug-2005
121319633	1		219,000.00	234,154.71	14-Nov-2007	8.183%	VA - 75.00%	Paid Off - 360	01-Aug-2005
121358353	1		309,500.00	321,725.00	09-Nov-2007	7.983%	CA - 77.38%	Paid Off - 360	01-Aug-2005
121376773	1		283,000.00	304,566.94	26-Oct-2007	8.233%	CA - 67.38%	Paid Off - 360	01-Aug-2005
121410713	1		215,000.00	222,323.81	06-Nov-2007	7.533%	WI - 72.88%	Paid Off - 360	01-Aug-2005
121433928	1		183,200.00	193,169.71	30-Oct-2007	7.683%	IL - 80.00%	Paid Off - 360	01-Aug-2005
121467040	2		450,400.00	478,738.96	25-Oct-2007	8.083%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121467960	1		225,000.00	239,398.45	31-Oct-2007	7.983%	FL - 63.38%	Paid Off - 360	01-Aug-2005
121483071	2		502,000.00	494,753.94	15-Nov-2007	7.683%	NY - 65.20%	Paid Off - 360	01-Sep-2005
121484193	1		192,000.00	206,257.57	24-Oct-2007	8.183%	CA - 66.21%	Paid Off - 360	01-Aug-2005
121496529	1		273,000.00	284,340.13	22-Oct-2007	7.583%	NJ - 60.00%	Paid Off - 360	01-Aug-2005
121507178	2		512,000.00	547,348.74	26-Oct-2007	7.933%	NJ - 80.00%	Paid Off - 360	01-Aug-2005
121510856	1		157,600.00	169,460.97	02-Nov-2007	8.183%	WA - 80.00%	Paid Off - 360	01-Aug-2005
121515254	1		151,500.00	161,860.28	02-Nov-2007	8.483%	CT - 80.00%	Paid Off - 360	01-Oct-2005
121515462	1		319,200.00	343,868.02	06-Nov-2007	8.183%	HI - 70.00%	Paid Off - 360	01-Aug-2005
121518381	1		173,000.00	185,563.15	30-Oct-2007	7.983%	NJ - 60.92%	Paid Off - 360	01-Aug-2005
121534344	1		304,500.00	328,827.18	14-Nov-2007	8.283%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121554443	1		160,000.00	171,406.42	09-Nov-2007	7.983%	CA - 31.43%	Paid Off - 360	01-Sep-2005
121557801	1		200,502.00	213,868.93	29-Oct-2007	7.783%	PA - 75.94%	Paid Off - 360	01-Sep-2005
121567208	1		79,350.00	79,119.49	25-Oct-2007	7.883%	TX - 44.08%	Paid Off - 360	01-Sep-2005
121572294	1		175,000.00	187,076.80	06-Nov-2007	8.183%	VA - 62.50%	Paid Off - 360	01-Aug-2005
121576326	1		174,266.00	186,066.78	06-Nov-2007	7.883%	CA - 33.51%	Paid Off - 360	01-Aug-2005
121576448	1		170,500.00	183,464.23	14-Nov-2007	8.183%	FL - 62.00%	Paid Off - 360	01-Aug-2005
121597941	1		316,400.00	341,843.38	31-Oct-2007	8.383%	CA - 72.74%	Paid Off - 360	01-Sep-2005
121601671	2		433,000.00	462,757.13	01-Nov-2007	7.875%	CA - 66.62%	Paid Off - 360	01-Aug-2005
121632909	1		304,000.00	307,874.29	25-Oct-2007	7.783%	FL - 51.53%	Paid Off - 360	01-Sep-2005
121635881	2		392,000.00	418,310.21	01-Nov-2007	7.833%	CA - 70.00%	Paid Off - 360	01-Sep-2005
121669356	1		359,600.00	376,315.83	19-Oct-2007	7.983%	CA - 62.00%	Paid Off - 360	01-Sep-2005
121701835	2		370,000.00	394,767.49	09-Nov-2007	7.883%	NY - 55.64%	Paid Off - 360	01-Oct-2005
121719834	1		275,200.00	294,784.54	01-Nov-2007	7.983%	NC - 74.99%	Paid Off - 360	01-Sep-2005
121752345	2		375,000.00	402,862.07	05-Nov-2007	8.250%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121759472	1		200,000.00	213,926.82	05-Nov-2007	7.983%	FL - 56.18%	Paid Off - 360	01-Oct-2005
121761765	2		375,000.00	398,772.50	31-Oct-2007	7.833%	CA - 65.22%	Paid Off - 360	01-Aug-2005
121774840	1		225,000.00	239,675.27	26-Oct-2007	7.883%	IL - 66.57%	Paid Off - 360	01-Sep-2005
121777390	1		165,000.00	171,194.92	31-Oct-2007	8.583%	DE - 70.97%	Paid Off - 360	01-Oct-2005
121778417	2		384,000.00	410,303.88	15-Nov-2007	8.383%	GA - 82.94%	Paid Off - 360	01-Oct-2005
121781014	1		325,000.00	344,719.73	18-Oct-2007	8.183%	CA - 67.71%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121788460	1		181,000.00	193,066.56	13-Nov-2007	7.783%	VA - 48.27%	Paid Off - 360	01-Sep-2005
121808095	1		240,000.00	255,435.60	05-Nov-2007	7.733%	CA - 57.14%	Paid Off - 360	01-Oct-2005
121824859	1		205,600.00	217,901.42	18-Oct-2007	7.583%	IL - 80.00%	Paid Off - 360	01-Oct-2005
121831662	1		356,000.00	379,899.89	17-Oct-2007	7.875%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121836526	1		190,000.00	196,285.22	01-Nov-2007	8.250%	CA - 69.09%	Paid Off - 360	01-Aug-2005
121843105	1		220,000.00	228,898.75	29-Oct-2007	7.883%	CO - 80.00%	Paid Off - 360	01-Oct-2005
121861479	2		385,000.00	410,610.90	14-Nov-2007	7.833%	CA - 71.96%	Paid Off - 360	01-Oct-2005
121870805	1		270,000.00	269,645.77	24-Oct-2007	8.083%	NY - 75.00%	Paid Off - 360	01-Oct-2005
121908771	1		279,000.00	280,788.88	02-Nov-2007	7.983%	NJ - 70.10%	Paid Off - 360	01-Oct-2005

TOTAL			13,490,918.00	14,238,231.89

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
		Group 2	Group 1	Total

Current
Number of Loans Liquidated		0	1	1
Collateral Principal Realized Loss/(Gain) Amount		0.00	5,995.02	5,995.02
Collateral Interest Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	160,574.93	160,574.93
Cumulative
Number of Loans Liquidated		6	6	12
Collateral Realized Loss/(Gain) Amount		311,652.98	230,398.90	542,051.88
Net Liquidation Proceeds		2,874,295.24	1,215,499.43	4,089,794.67

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.03%	0.01%
3 Months Avg MDR	0.07%	0.06%	0.06%
12 Months Avg MDR	0.04%	0.02%	0.03%
Avg MDR Since Cut-off	0.02%	0.01%	0.01%

CDR	0.00%	0.33%	0.16%
3 Months Avg CDR	0.84%	0.70%	0.77%
12 Months Avg CDR	0.44%	0.23%	0.34%
Avg CDR Since Cut-off	0.20%	0.10%	0.16%

SDA	0.00%	60.37%	28.45%
3 Months Avg SDA Approximation	159.30%	132.86%	146.74%
12 Months Avg SDA Approximation	99.88%	52.11%	77.35%
Avg SDA Since Cut-off Approximation	67.63%	35.50%	52.50%

Principal Only Loss Severity Approx for Current Period	0.00%	3.60%	3.60%
3 Months Avg Loss Severity Approximation	9.79%	18.65%	13.54%
12 Months Avg Loss Severity Approximation	9.78%	15.93%	11.70%
Avg Loss Severity Approximation Since Cut-Off	9.78%	15.93%	11.70%

Principal & Interest Loss Severity Approx for Current Period	0.00%	3.60%	3.60%
3 Months Avg Loss Severity Approximation	9.79%	18.65%	13.54%
12 Months Avg Loss Severity Approximation	9.78%	15.93%	11.70%
Avg Loss Severity Approximation Since Cut-Off	9.78%	15.93%	11.70%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
November 26, 2007 Distribution
Realized Loss Detail Report
Loan Number		Current	State &		Prior	Realized		Cumulative
&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)
121516238 1	REO	8.083%	GA - 94.01%	360	166,569.95		5,995.02	5,995.02

TOTAL					166,569.95		5,995.02	5,995.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			70,963,584.83
(b) 50% of Aggregate Balance of Sub. Certificates			98,447,404.55

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.2724%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			542,051.88
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	84.737312%	84.607681%	84.676033%
Next Senior Percentage	84.660305%	84.398968%	84.537333%
Current Subordinate Percentage	15.262688%	15.392319%	15.323967%
Next Subordinate Percentage	15.339695%	15.601032%	15.462667%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			4.933000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

November 26, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	4,435,232.35	4,046,325.93	8,481,558.28
Current Scheduled Payments 1 Month Prior	4,519,290.69	4,142,183.85	8,661,474.54
Current Scheduled Payments 2 Month Prior	4,616,858.65	4,245,284.29	8,862,142.94
Current Scheduled Payments 3 Month Prior	4,721,004.41	4,365,334.16	9,086,338.57
Current Scheduled Payments 4 Month Prior	4,875,561.39	4,478,943.96	9,354,505.36
Current Scheduled Payments 5 Month Prior	5,005,347.20	4,571,664.70	9,577,011.90
Current Scheduled Payments 6 Month Prior	5,116,181.10	4,717,623.84	9,833,804.94
Current Scheduled Payments 7 Month Prior	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 8 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 9 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 10 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49
Current Scheduled Payments 11 Month Prior	5,909,293.94	5,551,788.05	11,461,081.98

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		21
		9. Prepayment Detail Report		26
		10. Realized Loss Report		27
		11. Realized Loss Detail Report		30
		12. Triggers and Adj. Cert. Report		31
		13. Additional Certificate Report		32
		14. Other Related Information		33

		Total Number of Pages		33

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	December 26, 2007	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	November 30, 2007	Factor Information:		(800) 735-7777
	December 24, 2007	Main Phone Number:		(714) 247-6000

		https://tss.sfs.db.com/investpublic

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	303,378,954.41	1,288,800.37	2,344,373.74	3,633,174.11	0.00	0.00	301,034,580.67
1-A-2	FLT	262,356,000.00	126,407,977.95	589,660.51	976,823.01	1,566,483.52	0.00	0.00	125,431,154.94
1-A-3A	FLT	77,413,000.00	37,299,016.62	162,491.91	288,229.73	450,721.64	0.00	0.00	37,010,786.89
1-A-3B	FLT	80,000,000.00	38,545,481.10	164,710.58	297,861.84	462,572.42	0.00	0.00	38,247,619.26
2-A-1A	FLT	398,032,000.00	195,250,158.03	829,452.64	1,081,045.63	1,910,498.27	0.00	0.00	194,169,112.40
2-A-1B	FLT	300,000,000.00	147,161,653.86	682,792.69	814,793.00	1,497,585.69	0.00	0.00	146,346,860.86
2-A-2A	FLT	50,000,000.00	24,526,942.31	105,624.68	135,798.83	241,423.51	0.00	0.00	24,391,143.48
2-A-2B	FLT	65,846,000.00	32,300,020.87	168,547.26	178,836.20	347,383.46	0.00	0.00	32,121,184.67
2-A-2C	FLT	175,000,000.00	85,844,298.07	386,136.77	475,295.92	861,432.69	0.00	0.00	85,369,002.15
2-A-3A	FLT	84,508,000.00	41,454,456.82	180,594.95	229,521.76	410,116.71	0.00	0.00	41,224,935.06
2-A-3B	FLT	90,000,000.00	44,148,496.16	188,653.09	244,437.90	433,090.99	0.00	0.00	43,904,058.26
1-X	CSTR	0.00	0.00	972,163.45	0.00	972,163.45	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	977,392.64	0.00	977,392.64	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,105,179.67	54,147.81	49.39	54,197.20	0.00	0.00	12,105,130.28
B-2	SUB	49,300,000.00	48,912,823.28	220,830.13	199.55	221,029.68	0.00	0.00	48,912,623.73
B-3	SUB	33,764,000.00	33,498,835.00	158,217.13	136.66	158,353.79	0.00	0.00	33,498,698.34
B-4	SUB	14,470,000.00	14,356,360.10	68,523.68	58.57	68,582.25	0.00	0.00	14,356,301.53
B-5	SUB	13,264,000.00	13,159,831.39	64,347.61	53.69	64,401.30	0.00	0.00	13,159,777.70
B-6	SUB	10,853,000.00	10,767,766.16	54,176.28	43.93	54,220.21	0.00	0.00	10,767,722.23
B-7	SUB	9,647,000.00	9,571,237.46	48,156.14	39.05	48,195.19	0.00	0.00	9,571,198.41
B-8	SUB	7,235,000.00	7,178,180.04	36,115.85	29.28	36,145.13	0.00	0.00	7,178,150.76
B-9	SUB	16,882,000.00	16,749,417.51	84,271.99	68.33	84,340.32	0.00	0.00	16,749,349.18
B-10	SUB	18,088,000.00	17,945,946.21	90,292.13	73.21	90,365.34	0.00	0.00	17,945,873.00
B-11	SUB	13,269,015.79	12,622,927.88	63,510.22	51.50	63,561.72	206,343.63	0.00	12,416,532.75
B-X	CSTR	0.00	0.00	283,734.85	0.00	283,734.85	0.00	0.00	0.00
P-1	SUB	100.00	100.00	88,373.55	0.00	88,373.55	0.00	0.00	100.00
P-2	SUB	100.00	100.00	61,567.18	0.00	61,567.18	0.00	0.00	100.00

Total		2,411,782,315.79	1,273,186,160.90	8,073,286.09	7,067,820.72	15,141,106.81	206,343.63	0.00	1,265,911,996.55

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	11/26/07	12/25/07	A-Act/360	45660LVZ9	629,654,000.00	481.818514	2.046839	3.723273	5.770112	478.095241
1-A-2	11/26/07	12/25/07	A-Act/360	45660LWA3	262,356,000.00	481.818514	2.247559	3.723273	5.970832	478.095241
1-A-3A	11/26/07	12/25/07	A-Act/360	45660LWB1	77,413,000.00	481.818514	2.099026	3.723273	5.822299	478.095241
1-A-3B	11/26/07	12/25/07	A-Act/360	45660LWC9	80,000,000.00	481.818514	2.058882	3.723273	5.782155	478.095241
2-A-1A	11/26/07	12/25/07	A-Act/360	45660LWD7	398,032,000.00	490.538846	2.083884	2.715977	4.799861	487.822870
2-A-1B	11/26/07	12/25/07	A-Act/360	45660LWE5	300,000,000.00	490.538846	2.275976	2.715977	4.991952	487.822870
2-A-2A	11/26/07	12/25/07	A-Act/360	45660LWV7	50,000,000.00	490.538846	2.112494	2.715977	4.828470	487.822870
2-A-2B	11/01/07	11/30/07	A-30/360	45660LWW5	65,846,000.00	490.538846	2.559719	2.715977	5.275696	487.822870
2-A-2C	11/26/07	12/25/07	A-Act/360	45660LWF2	175,000,000.00	490.538846	2.206496	2.715977	4.922473	487.822869
2-A-3A	11/26/07	12/25/07	A-Act/360	45660LWG0	84,508,000.00	490.538846	2.137016	2.715977	4.852993	487.822870
2-A-3B	11/26/07	12/25/07	A-Act/360	45660LWH8	90,000,000.00	490.538846	2.096145	2.715977	4.812122	487.822870
1-X	11/01/07	11/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.926379	0.000000	0.926379	0.000000
2-X	11/01/07	11/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.840128	0.000000	0.840128	0.000000
A-R	11/01/07	11/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	11/26/07	12/25/07	A-Act/360	45660LWJ4	12,201,000.00	992.146518	4.437981	0.004048	4.442029	992.142470
B-2	11/26/07	12/25/07	A-Act/360	45660LWK1	49,300,000.00	992.146517	4.479313	0.004048	4.483361	992.142469
B-3	11/26/07	12/25/07	A-Act/360	45660LWL9	33,764,000.00	992.146517	4.685971	0.004048	4.690019	992.142469
B-4	11/26/07	12/25/07	A-Act/360	45660LWM7	14,470,000.00	992.146517	4.735569	0.004048	4.739616	992.142469
B-5	11/26/07	12/25/07	A-Act/360	45660LWN5	13,264,000.00	992.146516	4.851297	0.004048	4.855345	992.142468
B-6	11/26/07	12/25/07	A-Act/360	45660LWP0	10,853,000.00	992.146518	4.991825	0.004048	4.995873	992.142470
B-7	11/26/07	12/25/07	A-Act/360	45660LWQ8	9,647,000.00	992.146518	4.991825	0.004048	4.995873	992.142470
B-8	11/26/07	12/25/07	A-Act/360	45660LWR6	7,235,000.00	992.146516	4.991824	0.004047	4.995871	992.142469
B-9	11/26/07	12/25/07	A-Act/360	45660LWX3	16,882,000.00	992.146518	4.991825	0.004048	4.995873	992.142470
B-10	11/26/07	12/25/07	A-Act/360	45660LWY1	18,088,000.00	992.146518	4.991825	0.004047	4.995872	992.142470
B-11	11/26/07	12/25/07	A-Act/360	45660LWZ8	13,269,015.79	951.308528	4.786355	0.003881	4.790236	935.753860
B-X	11/01/07	11/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	1.425997	0.000000	1.425997	0.000000
P-1	11/25/07	12/24/07	A-30/360	45660LYU7	100.00	1,000.000000	883,735.500000	0.000000	883,735.500000	1,000.000000
P-2	11/25/07	12/24/07	A-30/360	45660LYV5	100.00	1,000.000000	615,671.800000	0.000000	615,671.800000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	57,844,238.11	324,793,336.52	3,826,082.81	328,619,419.33	386,463,657.44	0.00	0.00	301,034,580.67
1-A-2	262,356,000.00	26,415,505.69	135,330,642.88	1,594,202.18	136,924,845.06	163,340,350.75	0.00	0.00	125,431,154.94
1-A-3A	77,413,000.00	7,289,181.13	39,931,814.21	470,398.90	40,402,213.11	47,691,394.24	0.00	0.00	37,010,786.89
1-A-3B	80,000,000.00	7,391,667.71	41,266,261.96	486,118.77	41,752,380.74	49,144,048.45	0.00	0.00	38,247,619.26
2-A-1A	398,032,000.00	36,248,683.26	201,417,237.06	2,445,650.54	203,862,887.60	240,111,570.86	0.00	0.00	194,169,112.40
2-A-1B	300,000,000.00	29,787,199.50	151,809,832.17	1,843,306.97	153,653,139.14	183,440,338.64	0.00	0.00	146,346,860.86
2-A-2A	50,000,000.00	4,614,708.01	25,301,638.69	307,217.83	25,608,856.52	30,223,564.53	0.00	0.00	24,391,143.48
2-A-2B	65,846,000.00	6,168,011.07	33,320,234.03	404,581.30	33,724,815.33	39,892,826.40	0.00	0.00	32,121,184.67
2-A-2C	175,000,000.00	16,855,501.31	88,555,735.45	1,075,262.40	89,630,997.85	106,486,499.16	0.00	0.00	85,369,002.15
2-A-3A	84,508,000.00	7,888,283.96	42,763,817.65	519,247.29	43,283,064.94	51,171,348.90	0.00	0.00	41,224,935.06
2-A-3B	90,000,000.00	8,243,505.86	45,542,949.62	552,992.09	46,095,941.74	54,339,447.60	0.00	0.00	43,904,058.26
1-X	0.00	23,583,039.18	0.00	0.00	0.00	23,583,039.18	0.00	0.00	0.00
2-X	0.00	21,937,795.65	0.00	0.00	0.00	21,937,795.65	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,573,871.25	13,622.76	82,246.96	95,869.72	1,669,740.97	0.00	0.00	12,105,130.28
B-2	49,300,000.00	6,416,701.29	55,044.84	332,331.43	387,376.27	6,804,077.56	0.00	0.00	48,912,623.73
B-3	33,764,000.00	4,590,585.54	37,698.45	227,603.21	265,301.66	4,855,887.20	0.00	0.00	33,498,698.34
B-4	14,470,000.00	1,987,513.65	16,156.17	97,542.30	113,698.47	2,101,212.12	0.00	0.00	14,356,301.53
B-5	13,264,000.00	1,864,981.29	14,809.63	89,412.67	104,222.30	1,969,203.59	0.00	0.00	13,159,777.70
B-6	10,853,000.00	1,568,822.47	12,117.68	73,160.09	85,277.77	1,654,100.24	0.00	0.00	10,767,722.23
B-7	9,647,000.00	1,385,773.83	10,771.14	65,030.45	75,801.59	1,461,575.42	0.00	0.00	9,571,198.41
B-8	7,235,000.00	1,026,736.19	8,078.07	48,771.17	56,849.24	1,083,585.43	0.00	0.00	7,178,150.76
B-9	16,882,000.00	2,395,765.18	18,849.22	113,801.60	132,650.82	2,528,416.00	0.00	0.00	16,749,349.18
B-10	18,088,000.00	2,566,911.53	20,195.77	121,931.23	142,127.00	2,709,038.53	0.00	0.00	17,945,873.00
B-11	13,269,015.79	1,872,309.90	14,647.22	89,440.16	104,087.40	1,976,397.31	748,395.52	0.00	12,416,532.75
B-X	0.00	3,834,090.97	0.00	0.00	0.00	3,834,090.97	0.00	0.00	0.00
P-1	100.00	11,275,027.11	0.00	0.00	0.00	11,275,027.11	0.00	0.00	100.00
P-2	100.00	7,378,303.14	0.00	0.00	0.00	7,378,303.14	0.00	0.00	100.00

Total	2,411,782,315.79	304,143,263.25	1,130,255,573.50	14,866,350.04	1,145,121,923.60	1,449,265,186.86	748,395.52	0.00	1,265,911,996.55

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.09875%	303,378,954.41	1,289,044.54	244.17	0.00	0.00	1,288,800.37	1,288,800.37	0.00
1-A-2	5.59875%	126,407,977.95	589,772.22	111.71	0.00	0.00	589,660.51	589,660.51	0.00
1-A-3A	5.22875%	37,299,016.62	162,522.69	30.78	0.00	0.00	162,491.91	162,491.91	0.00
1-A-3B	5.12875%	38,545,481.10	164,741.78	31.20	0.00	0.00	164,710.58	164,710.58	0.00
2-A-1A	5.09875%	195,250,158.03	829,609.79	157.14	0.00	0.00	829,452.65	829,452.64	0.00
2-A-1B	5.56875%	147,161,653.86	682,922.05	129.36	0.00	0.00	682,792.69	682,792.69	0.00
2-A-2A	5.16875%	24,526,942.31	105,644.69	20.01	0.00	0.00	105,624.68	105,624.68	0.00
2-A-2B	6.26300%	32,300,020.87	168,579.19	31.93	0.00	0.00	168,547.26	168,547.26	0.00
2-A-2C	5.39875%	85,844,298.07	386,209.92	73.15	0.00	0.00	386,136.77	386,136.77	0.00
2-A-3A	5.22875%	41,454,456.82	180,629.16	34.21	0.00	0.00	180,594.95	180,594.95	0.00
2-A-3B	5.12875%	44,148,496.16	188,688.83	35.74	0.00	0.00	188,653.09	188,653.09	0.00
1-X	0.00000%	0.00	972,347.63	184.18	0.00	0.00	972,163.45	972,163.45	0.00
2-X	0.00000%	0.00	977,577.81	185.17	0.00	0.00	977,392.64	977,392.64	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.36875%	12,105,179.67	54,158.07	10.26	0.00	0.00	54,147.81	54,147.81	0.00
B-2	5.41875%	48,912,823.28	220,871.97	41.84	0.00	0.00	220,830.13	220,830.13	0.00
B-3	5.66875%	33,498,835.00	158,247.10	29.97	0.00	0.00	158,217.13	158,217.13	0.00
B-4	5.72875%	14,356,360.10	68,536.66	12.98	0.00	0.00	68,523.68	68,523.68	0.00
B-5	5.86875%	13,159,831.39	64,359.80	12.19	0.00	0.00	64,347.61	64,347.61	0.00
B-6	6.03875%	10,767,766.16	54,186.54	10.26	0.00	0.00	54,176.28	54,176.28	0.00
B-7	6.03875%	9,571,237.46	48,165.26	9.12	0.00	0.00	48,156.14	48,156.14	0.00
B-8	6.03875%	7,178,180.04	36,122.70	6.84	0.00	0.00	36,115.86	36,115.85	0.00
B-9	6.03875%	16,749,417.51	84,287.95	15.97	0.00	0.00	84,271.98	84,271.99	0.00
B-10	6.03875%	17,945,946.21	90,309.24	17.11	0.00	0.00	90,292.13	90,292.13	0.00
B-11	6.03875%	12,622,927.88	63,522.25	12.03	0.00	0.00	63,510.22	63,510.22	0.00
B-X	0.00000%	0.00	283,788.60	53.75	0.02	0.00	283,734.87	283,734.85	0.02
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	88,373.55	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	61,567.18	0.00

Total		1,273,186,160.90	7,924,846.44	1,501.07	0.02	0.00	7,923,345.39	8,073,286.09	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	972,163.45	0.00	972,163.45	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	977,392.64	0.00	977,392.64	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	283,734.85	0.00	283,734.85	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,233,290.94	0.00	2,233,290.94	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	11/01/07	11/30/07	A-30/360	1,049,423,000.00		481.818514	0.926379	0.000000	0.926379	478.095241
2-X-IO	11/01/07	11/30/07	A-30/360	1,163,386,000.00		490.538846	0.840128	0.000000	0.840128	487.822870
B-X-IO	11/01/07	11/30/07	A-30/360	198,973,015.00		989.423137	1.425997	0.000000	1.425997	988.382057
1-X-PO	11/01/07	11/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	11/01/07	11/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	11/01/07	11/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	11/01/07	11/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	23,583,018.58	0.00	0.00	0.00	23,583,039.18	0.00	0.00	0.00
2-X-IO	0.00	21,937,795.62	0.00	0.00	0.00	21,937,795.62	0.00	0.00	0.00
B-X-IO	0.00	3,834,090.95	0.00	0.00	0.00	3,834,090.95	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	49,354,905.15	0.00	0.00	0.00	49,354,925.75	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	2.30764%	505,631,430.08	972,347.63	184.18	0.00	0.00	972,163.45	972,163.45	0.00
2-X-IO	2.05558%	570,686,026.12	977,577.81	185.17	0.00	0.00	977,392.64	977,392.64	0.00
B-X-IO	1.72982%	196,868,504.70	283,788.60	53.75	0.02	0.00	283,734.87	283,734.85	0.02
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,273,185,960.90	2,233,714.04	423.10	0.02	0.00	2,233,290.96	2,233,290.94	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	3,160,256.10	3,907,564.62	7,067,820.72
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	3,160,256.10	3,907,564.62	7,067,820.72
Interest Collections	4,282,562.50	3,888,256.98	8,170,819.48
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	61,567.18	88,373.55	149,940.73
Interest Fees	(121,695.67)	(118,887.30)	(247,474.12)
TOTAL NET INTEREST	4,222,434.01	3,857,743.23	8,073,286.08
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	7,382,690.11	7,765,307.85	15,141,106.80

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	3,434.63	1,771.02	5,205.65
Curtailments	(1,429,691.05)	(1,253,606.37)	(2,683,297.42)
Prepayments In Full	4,589,105.12	4,798,375.01	9,387,480.13
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	564,775.99	564,775.99
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(2,916.64)	(650.02)	(3,566.66)
Realized Losses	(2,592.60)	(203,751.03)	(206,343.63)
Advanced Principal	2,916.64	650.02	3,566.66
TOTAL PRINCIPAL COLLECTED	3,160,256.10	3,907,564.62	7,067,820.72

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	4,372,908.49	3,953,490.47	8,326,398.96
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	3,739.75	3,739.75
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(477.06)	(3,356.01)	(3,833.07)
Delinquent Interest	(1,857,997.01)	(1,453,766.54)	(3,311,763.55)
Compensating Interest	477.06	3,356.01	3,833.07
Civil Relief Act Shortfalls	(1,107.89)	(393.21)	(1,501.10)
Interest Advanced	1,768,758.91	1,385,186.49	3,153,945.40
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	4,282,562.50	3,888,256.98	8,170,819.48

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	61,567.18	88,373.55	149,940.73
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	61,567.18	88,373.55	149,940.73

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	121,414.79	118,637.68	240,052.47
Class 1-A-3B Ambac Premium			3,212.12
Class 2-A-3B Ambac Premium			3,679.04
Trustee Fees	280.87	249.62	530.49
TOTAL INTEREST FEES	121,695.67	118,887.30	247,474.12

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution
Credit Enhancement Report
ACCOUNTS
Yield Maintenance Class1 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00
Yield Maintenance Class2 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,212.12
Class 2-A-3B Ambac Premium			3,679.04

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,316	2,444	3,760
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(9)	(20)	(29)
Repurchases	0	0	0
Liquidations	0	(2)	(2)
Current	1,307	2,422	3,729
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	674,089,266.78	599,096,694.12	1,273,185,960.90
Prefunding	0.00	0.00	0.00
Scheduled Principal	(3,434.63)	(1,771.02)	(5,205.65)
Partial Prepayments	1,429,691.05	1,253,606.37	2,683,297.42
Full Voluntary Prepayments	(4,589,105.12)	(4,798,375.01)	(9,387,480.13)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	(564,775.99)	(564,775.99)
Current	670,926,418.08	594,985,378.47	1,265,911,796.55

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior	7.85048%	7.99382%	7.91824%
Weighted Average Coupon Current	7.78456%	7.92639%	7.85130%
Weighted Average Months to Maturity Original	357	358	357
Weighted Average Months to Maturity Prior	332	333	333
Weighted Average Months to Maturity Current	331	332	332
Weighted Avg Remaining Amortization Term Original	357	358	357
Weighted Avg Remaining Amortization Term Prior	332	333	333
Weighted Avg Remaining Amortization Term Current	331	332	332
Weighted Average Seasoning Original	2.52	2.28	2.40
Weighted Average Seasoning Prior	27.41	27.22	27.32
Weighted Average Seasoning Current	28.41	28.22	28.32

Weighted Average Coupon by Groups
8.40%
8.00%
7.60%
7.20%
6.80%
6.40%
6.00%
Jan-06
Jul-06
Jan-07
Jul-07
Group 1
Group 2

Total Weighted Average Coupon
8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
6.80%
6.60%
6.40%
6.20%
Jan-06
Jul-06
Jan-07
Jul-07

Weighted Average Amortization Term by Groups
356
352
348
344
340
336
332
328
Jan-06
Jul-06
Jan-07
Jul-07
Group 1
Group 2

Total Weighted Average Amortization Term
356
352
348
344
340
336
332
328
Jan-06
Jul-06
Jan-07
Jul-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.91925%	3.06175%	2.98661%
Weighted Average Margin Current	2.91868%	3.06182%	2.98603%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.07627%	8.85241%	8.97045%
Weighted Average Max Rate Current	9.07751%	8.85168%	8.97125%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Current	0.00000%	0.00000%	0.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	121,414.79	118,637.68	240,052.47
Delinquent Servicing Fees	89,238.10	68,580.04	157,818.14
TOTAL SERVICING FEES	210,652.90	187,217.72	397,870.62

Total Servicing Fees	210,652.90	187,217.72	397,870.62
Compensating Interest	(477.06)	(3,356.01)	(3,833.07)
Delinquent Servicing Fees	(89,238.10)	(68,580.04)	(157,818.14)
COLLECTED SERVICING FEES	120,937.74	115,281.67	236,219.41
Total Advanced Interest	1,768,758.91	1,385,186.49	3,153,945.40
Total Advanced Principal	2,916.64	650.02	3,566.66
Aggregate Advances with respect to this Distribution	1,771,675.55	1,385,836.51	3,157,512.06

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	477.06	3,356.01	3,833.07
Compensating Interest	(477.06)	(3,356.01)	(3,833.07)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.409063%	7.550894%	7.475801%
Current Deferred Interest	1,978,592.70	1,810,388.86	3,788,981.55
Cumulative Deferred Interest	1,978,592.70	1,810,388.86	3,788,981.55
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		54,422,468.31	25,479,345.73	23,685,271.73	103,587,085.77
	% Balance		4.30%	2.01%	1.87%	8.18%
	# Loans		156	74	66	296
	% # Loans		4.18%	1.98%	1.77%	7.94%

FORECLOSURE	Balance	0.00	0.00	0.00	40,429,633.81	40,429,633.81
	% Balance	0.00%	0.00%	0.00%	3.19%	3.19%
	# Loans	0	0	0	105	105
	% # Loans	0.00%	0.00%	0.00%	2.82%	2.82%

BANKRUPTCY	Balance	1,651,744.45	1,227,546.86	1,337,002.93	3,858,050.13	8,074,344.37
	% Balance	0.13%	0.10%	0.11%	0.30%	0.64%
	# Loans	4	3	4	11	22
	% # Loans	0.11%	0.08%	0.11%	0.29%	0.59%

REO	Balance	0.00	0.00	0.00	9,047,537.60	9,047,537.60
	% Balance	0.00%	0.00%	0.00%	0.71%	0.71%
	# Loans	0	0	0	28	28
	% # Loans	0.00%	0.00%	0.00%	0.75%	0.75%

TOTAL	Balance	1,651,744.45	55,650,015.17	26,816,348.66	77,020,493.27	161,138,601.55
	% Balance	0.13%	4.40%	2.12%	6.08%	12.73%
	# Loans	4	159	78	210	451
	% # Loans	0.11%	4.26%	2.09%	5.63%	12.09%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

GROUP 1		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		26,549,874.37	10,271,476.60	10,397,320.13	47,218,671.10
	% Balance		4.46%	1.73%	1.75%	7.94%
	# Loans		100	43	39	182
	% # Loans		4.13%	1.78%	1.61%	7.51%

FORECLOSURE	Balance	0.00	0.00	0.00	16,290,744.09	16,290,744.09
	% Balance	0.00%	0.00%	0.00%	2.74%	2.74%
	# Loans	0	0	0	61	61
	% # Loans	0.00%	0.00%	0.00%	2.52%	2.52%

BANKRUPTCY	Balance	600,730.81	333,904.26	467,902.13	1,915,145.42	3,317,682.62
	% Balance	0.10%	0.06%	0.08%	0.32%	0.56%
	# Loans	2	1	2	7	12
	% # Loans	0.08%	0.04%	0.08%	0.29%	0.50%

REO	Balance	0.00	0.00	0.00	5,035,198.00	5,035,198.00
	% Balance	0.00%	0.00%	0.00%	0.85%	0.85%
	# Loans	0	0	0	19	19
	% # Loans	0.00%	0.00%	0.00%	0.78%	0.78%

TOTAL	Balance	600,730.81	26,883,778.63	10,739,378.73	33,638,407.64	71,862,295.81
	% Balance	0.10%	4.52%	1.80%	5.65%	12.08%
	# Loans	2	101	45	126	274
	% # Loans	0.08%	4.17%	1.86%	5.20%	11.31%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL

DELINQUENT	Balance		27,872,593.94	15,207,869.13	13,287,951.60	56,368,414.67
	% Balance		4.15%	2.27%	1.98%	8.40%
	# Loans		56	31	27	114
	% # Loans		4.28%	2.37%	2.07%	8.72%

FORECLOSURE	Balance	0.00	0.00	0.00	24,138,889.72	24,138,889.72
	% Balance	0.00%	0.00%	0.00%	3.60%	3.60%
	# Loans	0	0	0	44	44
	% # Loans	0.00%	0.00%	0.00%	3.37%	3.37%

BANKRUPTCY	Balance	1,051,013.64	893,642.60	869,100.80	1,942,904.71	4,756,661.75
	% Balance	0.16%	0.13%	0.13%	0.29%	0.71%
	# Loans	2	2	2	4	10
	% # Loans	0.15%	0.15%	0.15%	0.31%	0.77%

REO	Balance	0.00	0.00	0.00	4,012,339.60	4,012,339.60
	% Balance	0.00%	0.00%	0.00%	0.60%	0.60%
	# Loans	0	0	0	9	9
	% # Loans	0.00%	0.00%	0.00%	0.69%	0.69%

TOTAL	Balance	1,051,013.64	28,766,236.54	16,076,969.93	43,382,085.63	89,276,305.74
	% Balance	0.16%	4.29%	2.40%	6.47%	13.31%
	# Loans	2	58	33	84	177
	% # Loans	0.15%	4.44%	2.52%	6.43%	13.54%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

December 26, 2007 Distribution

REO Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became REO Property this Period:
121509778	1	320,000.00	343,963.69	01-Oct-2006	7.813%	FL - 80.00%	360	01-Aug-2005
121596924	2	370,200.00	393,348.25	01-Jun-2007	7.413%	VA - 79.61%	360	01-Sep-2005
121819992	1	300,000.00	324,595.36	01-Mar-2007	8.213%	CA - 75.00%	360	01-Oct-2005
TOTAL		990,200.00	1,061,907.30

Became REO Property in a Prior Period:
121277360	1	191,100.00	205,295.98	01-Aug-2006	7.763%	TX - 70.78%	360	01-Sep-2005
121350333	1	243,750.00	263,087.17	01-Dec-2006	7.963%	MA - 70.65%	360	01-Sep-2005
121415470	2	448,000.00	478,890.26	01-Dec-2006	7.513%	CA - 80.00%	360	01-Aug-2005
121428762	1	365,680.00	393,038.38	01-Dec-2006	8.313%	CA - 70.00%	360	01-Aug-2005
121449985	1	319,400.00	346,448.28	01-Jul-2006	8.113%	VA - 74.80%	360	01-Aug-2005
121474102	1	244,800.00	266,823.49	01-Sep-2006	8.313%	FL - 80.00%	360	01-Aug-2005
121490232	2	456,000.00	484,781.87	01-Nov-2006	7.713%	CA - 80.00%	360	01-Aug-2005
121492699	1	187,200.00	201,403.37	01-Feb-2007	7.913%	VA - 80.00%	360	01-Aug-2005
121500221	1	321,750.00	348,997.21	01-Sep-2006	8.113%	CA - 75.00%	360	01-Aug-2005
121505552	2	408,000.00	440,348.86	01-Jan-2007	8.000%	CA - 80.00%	360	01-Jul-2005
121509712	1	236,720.00	254,019.73	01-Jan-2007	8.113%	FL - 80.00%	360	01-Oct-2005
121523429	1	79,000.00	83,394.79	01-Apr-2006	8.313%	PA - 69.91%	360	01-Aug-2005
121557261	1	175,750.00	186,930.36	01-Aug-2006	7.913%	MI - 95.00%	360	01-Sep-2005
121569030	1	343,200.00	361,297.52	01-Sep-2006	6.913%	CA - 80.00%	360	01-Aug-2005
121581957	1	93,750.00	100,453.03	01-Sep-2006	7.663%	OH - 75.00%	360	01-Sep-2005
121599975	1	120,000.00	130,003.75	01-Jun-2006	8.063%	FL - 80.00%	360	01-Aug-2005
121654077	1	268,000.00	288,796.23	01-Mar-2007	8.013%	VA - 80.00%	360	01-Sep-2005
121657637	2	360,000.00	389,015.23	01-Jan-2007	8.013%	CA - 79.12%	360	01-Sep-2005
121664846	2	393,750.00	424,572.80	01-Aug-2006	8.013%	CA - 75.00%	360	01-Sep-2005
121693206	2	402,750.00	433,578.46	01-Feb-2007	7.863%	CA - 75.00%	360	01-Aug-2005
121713653	2	636,000.00	450,535.72	01-Jul-2006	7.863%	CA - 80.00%	360	01-Sep-2005
121717692	1	220,000.00	236,153.37	01-Feb-2007	8.375%	AZ - 80.00%	360	01-Aug-2005
121723728	2	480,000.00	517,268.15	01-Jan-2007	8.125%	CA - 80.00%	360	01-Sep-2005
121751049	1	353,000.00	381,387.80	01-Aug-2006	8.013%	CA - 80.00%	360	01-Sep-2005
121784112	1	296,000.00	319,108.49	01-Jan-2006	7.913%	GA - 80.00%	360	01-Sep-2005
TOTAL		7,643,600.00	7,985,630.30

TOTAL		8,633,800.00	9,047,537.60

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
120397907	1	252,000.00	271,544.73	01-Jul-2007	7.875%	CA - 80.00%	360	01-Jul-2005
121338154	2	409,720.00	436,011.86	01-Jul-2007	7.413%	CA - 80.00%	360	01-Oct-2005
121413994	2	386,400.00	414,996.36	01-Jul-2007	8.013%	VA - 80.00%	360	01-Sep-2005
121447058	1	92,800.00	98,943.47	01-Mar-2007	7.413%	OH - 80.00%	360	01-Aug-2005
121477754	1	300,000.00	325,756.80	01-Jul-2007	8.163%	CA - 73.17%	360	01-Aug-2005
121487587	1	196,000.00	212,081.52	01-Jul-2007	8.013%	CA - 80.00%	360	01-Aug-2005
121513231	2	420,000.00	452,173.70	01-Jul-2007	7.813%	CA - 57.14%	360	01-Aug-2005
121523991	2	472,440.00	519,513.94	01-Jan-2007	8.013%	CA - 79.40%	360	01-Aug-2005
121542020	1	316,000.00	332,083.08	01-Jul-2007	7.663%	MA - 92.94%	360	01-Oct-2005
121582675	1	318,700.00	346,510.94	01-Jul-2007	8.213%	CA - 65.31%	360	01-Aug-2005
121589056	2	440,000.00	471,976.46	01-Jul-2007	7.663%	CA - 80.00%	360	01-Aug-2005
121589498	1	334,500.00	355,074.87	01-Jul-2007	8.113%	CA - 75.68%	360	01-Aug-2005
121601674	2	469,600.00	503,576.47	01-Jul-2007	8.250%	CA - 80.00%	360	01-Aug-2005
121639803	1	239,920.00	260,907.83	01-Jul-2007	8.313%	VA - 80.00%	360	01-Sep-2005
121701310	1	229,450.00	245,748.68	01-Jul-2007	7.750%	CA - 68.09%	360	01-Aug-2005
121716492	2	476,000.00	511,678.61	01-Jul-2007	7.863%	CA - 80.00%	360	01-Oct-2005
121723714	2	400,000.00	430,092.79	01-Jun-2007	7.875%	CA - 75.00%	360	01-Sep-2005
121724206	1	299,000.00	316,233.95	01-Jul-2007	7.500%	MD - 77.66%	360	01-Sep-2005
121758130	1	330,000.00	355,414.13	01-May-2007	8.113%	NY - 75.00%	360	01-Sep-2005
121792813	1	270,199.00	291,702.93	01-Jul-2007	8.013%	CA - 80.00%	360	01-Sep-2005
121809404	1	172,000.00	185,979.90	01-May-2007	8.113%	FL - 80.00%	360	01-Oct-2005
121818566	2	416,000.00	445,764.70	01-Jul-2007	7.713%	NV - 80.00%	360	01-Oct-2005
121830714	1	310,950.00	330,064.09	01-Jul-2007	7.875%	CA - 90.00%	360	01-Sep-2005
121831681	2	537,000.00	573,330.63	01-Jul-2007	7.500%	CA - 80.00%	360	01-Sep-2005
121845554	1	245,250.00	262,917.91	01-Jul-2007	8.013%	FL - 75.00%	360	01-Oct-2005
121850643	1	262,400.00	283,775.41	01-Jul-2007	8.113%	FL - 80.00%	360	01-Oct-2005
121854581	1	171,750.00	185,740.78	01-Jul-2007	8.113%	FL - 75.00%	360	01-Oct-2005
121860004	1	356,000.00	375,912.35	01-Jul-2007	8.013%	NJ - 74.95%	360	01-Oct-2005
TOTAL		9,124,079.00	9,795,508.89

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	647,529.26	01-Aug-2006	7.750%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	118,256.53	01-Aug-2006	8.375%	OK - 80.00%	360	01-Mar-2005
121053382	1	335,000.00	420,295.25	01-May-2007	8.313%	CA - 51.94%	360	01-May-2005
121084319	2	590,000.00	628,812.57	01-Feb-2007	7.463%	CA - 73.75%	360	01-Aug-2005
121193550	2	650,000.00	684,947.66	01-Jun-2007	7.413%	NY - 67.01%	360	01-Aug-2005
121234796	2	360,000.00	384,366.10	01-Mar-2007	7.513%	MI - 80.00%	360	01-Aug-2005
121257408	1	347,650.00	362,469.11	01-May-2007	7.375%	CA - 79.60%	360	01-May-2005
121320960	2	385,600.00	414,300.57	01-Nov-2006	7.863%	FL - 80.00%	360	01-Aug-2005
121342427	2	691,000.00	716,909.13	01-May-2007	7.713%	FL - 67.42%	360	01-Aug-2005
121350254	2	382,500.00	410,883.96	01-Mar-2007	7.913%	FL - 75.00%	360	01-Aug-2005
121351592	2	580,000.00	618,274.89	01-May-2007	7.413%	CA - 80.00%	360	01-Aug-2005
121407608	2	500,000.00	535,785.88	01-Jun-2007	8.013%	CA - 70.42%	360	01-Jul-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121410105	1	192,000.00	206,492.38	01-Apr-2007	7.763%	NJ - 80.00%	360	01-Aug-2005
121441875	1	312,000.00	325,744.36	01-May-2007	7.163%	CA - 80.00%	360	01-Jul-2005
121456779	2	500,000.00	534,439.32	01-Sep-2006	8.163%	NY - 70.92%	360	01-Sep-2005
121462541	1	250,000.00	268,422.00	01-Dec-2006	7.713%	NJ - 62.50%	360	01-Aug-2005
121472551	2	418,394.00	446,632.64	01-May-2007	7.463%	CA - 80.00%	360	01-Aug-2005
121476894	1	447,850.00	480,099.46	01-Nov-2006	8.213%	NY - 65.00%	360	01-Aug-2005
121476979	1	148,000.00	158,778.39	01-Jun-2007	7.663%	AZ - 71.15%	360	01-Aug-2005
121483997	2	428,000.00	464,810.46	01-Mar-2007	8.163%	CA - 80.00%	360	01-Aug-2005
121484136	2	420,000.00	453,907.13	01-Dec-2006	7.963%	CA - 80.00%	360	01-Aug-2005
121493840	1	212,000.00	227,481.61	01-Apr-2007	7.713%	MA - 75.99%	360	01-Sep-2005
121507022	1	299,200.00	323,494.99	01-May-2007	8.013%	CA - 80.00%	360	01-Aug-2005
121515746	1	348,000.00	375,594.69	01-Jun-2007	8.163%	NY - 80.00%	360	01-Jul-2005
121519964	1	180,000.00	194,963.83	01-Jun-2007	8.113%	MN - 80.00%	360	01-Sep-2005
121524025	1	318,400.00	339,768.83	01-Mar-2007	7.913%	CA - 80.00%	360	01-Aug-2005
121524106	1	170,000.00	175,587.62	01-Apr-2007	8.013%	CA - 61.82%	360	01-Aug-2005
121527504	1	128,250.00	135,793.16	01-Feb-2007	7.713%	WI - 95.00%	360	01-Aug-2005
121528083	2	633,750.00	684,072.34	01-Jun-2007	8.063%	CA - 75.00%	360	01-Sep-2005
121538989	1	104,000.00	110,613.01	01-Jan-2007	7.913%	PA - 80.00%	360	01-Aug-2005
121539993	2	900,000.00	967,549.48	01-Nov-2006	7.813%	CT - 75.00%	360	01-Sep-2005
121542104	2	437,500.00	469,953.43	01-Jan-2007	7.813%	FL - 70.00%	360	01-Oct-2005
121552092	1	312,000.00	334,298.96	01-Feb-2007	7.813%	CO - 80.00%	360	01-Sep-2005
121555840	2	704,000.00	764,236.49	01-May-2006	8.163%	NJ - 80.00%	360	01-Aug-2005
121561810	2	457,500.00	495,673.77	01-Apr-2007	8.113%	CA - 75.00%	360	01-Aug-2005
121564989	1	300,000.00	324,206.81	01-Apr-2007	8.013%	FL - 75.00%	360	01-Aug-2005
121565927	1	280,000.00	299,629.13	01-Jan-2007	8.213%	NJ - 64.37%	360	01-Sep-2005
121567130	1	268,000.00	280,773.85	01-May-2007	7.713%	MN - 80.00%	360	01-Sep-2005
121578636	1	223,200.00	240,966.42	01-Jun-2007	8.013%	IL - 80.00%	360	01-Sep-2005
121586397	2	656,250.00	702,492.76	01-May-2007	7.663%	CA - 75.00%	360	01-Sep-2005
121593293	2	384,000.00	411,891.29	01-May-2007	7.713%	MA - 80.00%	360	01-Sep-2005
121602388	2	567,000.00	606,834.31	01-Oct-2006	7.563%	NJ - 70.00%	360	01-Aug-2005
121606348	2	412,500.00	447,900.56	01-Apr-2007	8.263%	NJ - 75.00%	360	01-Sep-2005
121610484	2	579,200.00	622,051.91	01-Jun-2007	7.763%	CA - 80.00%	360	01-Sep-2005
121611507	2	450,000.00	482,296.62	01-Jul-2006	7.663%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	203,314.70	01-Jun-2006	8.113%	NJ - 80.00%	360	01-Oct-2005
121613455	1	110,000.00	117,551.48	01-Apr-2007	8.113%	MA - 52.38%	360	01-Sep-2005
121626634	1	292,750.00	312,408.29	01-Apr-2007	7.513%	MA - 79.99%	360	01-Sep-2005
121629998	1	240,000.00	259,343.66	01-Dec-2006	8.013%	MN - 80.00%	360	01-Sep-2005
121636615	1	124,000.00	134,822.90	01-Oct-2006	8.213%	FL - 80.00%	360	01-Aug-2005
121639224	2	439,500.00	477,711.91	01-Jan-2007	8.263%	CA - 75.00%	360	01-Sep-2005
121640551	1	200,000.00	217,098.54	01-Dec-2006	8.213%	FL - 74.07%	360	01-Sep-2005
121644345	1	328,000.00	354,846.02	01-Jun-2007	8.013%	CA - 80.00%	360	01-Aug-2005
121648802	1	283,100.00	299,396.99	01-Jan-2007	8.013%	FL - 95.00%	360	01-Sep-2005
121653298	2	396,000.00	426,915.29	01-May-2007	7.913%	CT - 75.00%	360	01-Sep-2005
121677422	1	279,950.00	301,350.80	01-Jul-2006	7.863%	FL - 79.99%	360	01-Sep-2005
121678343	1	316,800.00	343,040.81	01-May-2007	8.113%	FL - 80.00%	360	01-Sep-2005
121680377	1	294,000.00	314,182.89	01-Apr-2007	8.113%	FL - 70.00%	360	01-Sep-2005
121681286	1	300,000.00	304,014.76	01-Jun-2007	7.913%	IL - 77.72%	360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121693219	2	999,000.00	1,080,629.56	01-Apr-2007	8.013%	CA - 71.10%	360	01-Aug-2005
121698556	2	910,000.00	975,303.42	01-Apr-2006	7.713%	NJ - 70.00%	360	01-Oct-2005
121707105	1	162,000.00	174,778.85	01-Sep-2006	8.013%	NY - 74.83%	360	01-Oct-2005
121713642	1	312,000.00	336,492.23	01-Apr-2007	8.113%	CA - 79.80%	360	01-Oct-2005
121719173	1	208,000.00	225,920.69	01-Jan-2007	8.313%	IL - 80.00%	360	01-Oct-2005
121751903	1	164,000.00	175,677.25	01-Feb-2007	7.913%	IL - 80.00%	360	01-Oct-2005
121753654	1	112,000.00	120,907.56	01-Mar-2007	8.013%	FL - 80.00%	360	01-Sep-2005
121769931	1	282,000.00	301,167.58	01-Feb-2007	7.513%	CA - 80.00%	360	01-Sep-2005
121773192	1	335,000.00	360,589.89	01-Jun-2007	7.913%	MA - 56.30%	360	01-Oct-2005
121776468	2	463,000.00	497,394.21	01-Aug-2006	7.763%	NY - 67.59%	360	01-Sep-2005
121781338	2	540,000.00	567,581.13	01-Apr-2007	7.963%	NY - 80.00%	360	01-Oct-2005
121795621	1	315,000.00	341,428.06	01-May-2007	8.213%	FL - 75.00%	360	01-Oct-2005
121798807	2	461,250.00	498,762.91	01-Apr-2007	8.113%	NY - 75.00%	360	01-Oct-2005
121801463	2	378,000.00	407,509.89	01-Jun-2007	7.913%	CA - 70.00%	360	01-Sep-2005
121812666	2	431,250.00	464,807.36	01-Mar-2007	7.963%	FL - 75.00%	360	01-Oct-2005
121823007	1	188,000.00	190,215.48	01-Mar-2007	8.013%	CO - 78.33%	360	01-Oct-2005
121833057	1	150,500.00	162,070.90	01-Feb-2007	8.113%	KS - 79.84%	360	01-Oct-2005
121897755	2	362,400.00	386,605.99	01-Apr-2007	7.663%	MD - 80.00%	360	01-Oct-2005
TOTAL		28,540,044.00	30,634,124.92

TOTAL		37,664,123.00	40,429,633.81

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	9	20	29
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	9	20	29
Curtailments Amount	(1,429,691.05)	(1,253,606.37)	(2,683,297.42)
Paid in Full Balance	4,589,105.12	4,798,375.01	9,387,480.13
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	3,159,414.07	3,544,768.64	6,704,182.71
Cumulative

Number of Paid in Full Loans	1,231	2,424	3,655
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,242	2,449	3,691
Paid in Full Balance	634,735,161.39	583,329,240.03	1,218,064,401.42
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(48,713,871.76)	(43,543,183.15)	(92,257,054.91)
Total Prepayment Amount	593,390,774.29	546,224,375.75	1,139,615,150.04

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	0.47%	0.69%	0.57%
3 Months Avg SMM	0.78%	1.29%	1.02%
12 Months Avg SMM	2.42%	2.61%	2.51%
Avg SMM Since Cut-off	2.33%	2.39%	2.36%

CPR	5.48%	7.93%	6.64%
3 Months Avg CPR	8.92%	14.48%	11.59%
12 Months Avg CPR	25.51%	27.23%	26.33%
Avg CPR Since Cut-off	24.63%	25.19%	24.89%

PSA	96.46%	140.48%	117.23%
3 Months Avg PSA Approximation	162.78%	265.93%	212.08%
12 Months Avg PSA Approximation	556.60%	599.14%	576.74%
Avg PSA Since Cut-off Approximation	796.73%	826.33%	810.66%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Jan-06
Jul-06
Jan-07
Jul-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Jan-06
Jul-06
Jan-07
Jul-07

PSA by Groups

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Jan-06
Jul-06
Jan-07
Jul-07
Group 1
Group 2

Total PSA

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Jan-06
Jul-06
Jan-07
Jul-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
Jan-06
Jul-06
Jan-07
Jul-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Jan-06
Jul-06
Jan-07
Jul-07

PSA Avg since Cut-Off by Groups

1,400.00%
1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
700.00%
Jan-06
Jul-06
Jan-07
Jul-07
Group 1
Group 2

Total PSA Avg since Cut-Off

1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
Jan-06
Jul-06
Jan-07
Jul-07

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	0.47%	0.59%	0.53%
3 Months Avg SMM	0.76%	1.22%	0.97%
12 Months Avg SMM	2.39%	2.59%	2.48%
Avg SMM Since Cut-off	2.31%	2.38%	2.34%

CPR	5.48%	6.87%	6.14%
3 Months Avg CPR	8.70%	13.64%	11.07%
12 Months Avg CPR	25.17%	26.99%	26.04%
Avg CPR Since Cut-off	24.48%	25.08%	24.76%

PSA	96.46%	121.80%	108.38%
3 Months Avg PSA Approximation	158.61%	250.66%	202.53%
12 Months Avg PSA Approximation	549.29%	593.91%	570.43%
Avg PSA Since Cut-off Approximation	791.87%	822.77%	806.42%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution

CPR Avg since Cut-Off by Groups

28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
Jan-06
Jul-06
Jan-07
Jul-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Jan-06
Jul-06
Jan-07
Jul-07

PSA Avg since Cut-Off by Groups

1,400.00%
1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
700.00%
Jan-06
Jul-06
Jan-07
Jul-07
Group 1
Group 2

Total PSA Avg since Cut-Off

1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
Jan-06
Jul-06
Jan-07
Jul-07

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121016449	2		443,404.00	433,580.96	01-Dec-2007	7.413%	AZ - 80.00%	Paid Off - 360	01-Aug-2005
121104555	1		215,000.00	211,543.73	01-Dec-2007	7.413%	VA - 59.72%	Paid Off - 360	01-Jul-2005
121337293	1		202,000.00	201,173.10	30-Nov-2007	8.113%	FL - 77.69%	Paid Off - 360	01-Jul-2005
121337451	2		449,560.00	484,231.19	29-Nov-2007	8.013%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121437398	1		275,000.00	277,746.93	16-Nov-2007	8.163%	NJ - 74.32%	Paid Off - 360	01-Aug-2005
121442229	2		476,000.00	510,995.28	14-Dec-2007	7.813%	CA - 80.00%	Paid Off - 360	01-Aug-2005
121447127	2		380,000.00	366,584.85	01-Dec-2007	7.113%	NC - 80.00%	Paid Off - 360	01-Aug-2005
121489825	1		250,000.00	267,750.60	28-Nov-2007	7.913%	VA - 67.75%	Paid Off - 360	01-Aug-2005
121494570	1	BK	238,400.00	252,673.53	21-Nov-2007	7.463%	NM - 80.00%	Paid Off - 360	01-Aug-2005
121495251	2		600,000.00	638,287.02	01-Dec-2007	7.563%	CA - 74.07%	Paid Off - 360	01-Aug-2005
121500337	1		162,000.00	174,642.90	13-Dec-2007	8.013%	FL - 64.80%	Paid Off - 360	01-Aug-2005
121521778	1		265,000.00	285,938.99	11-Dec-2007	8.113%	RI - 77.94%	Paid Off - 360	01-Sep-2005
121540572	1		249,600.00	242,280.70	26-Nov-2007	7.713%	MN - 80.00%	Paid Off - 360	01-Sep-2005
121547507	1		344,000.00	342,628.28	03-Dec-2007	7.463%	MN - 80.00%	Paid Off - 360	01-Oct-2005
121577439	1		202,500.00	217,773.72	30-Nov-2007	7.963%	MD - 75.00%	Paid Off - 360	01-Sep-2005
121602955	2		686,250.00	733,970.12	01-Dec-2007	7.663%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121626171	1		266,614.00	282,160.85	29-Nov-2007	8.313%	NY - 70.16%	Paid Off - 360	01-Sep-2005
121645602	1		210,000.00	225,171.38	27-Nov-2007	7.763%	CA - 55.26%	Paid Off - 360	01-Aug-2005
121648792	1		156,000.00	168,150.87	06-Dec-2007	8.113%	FL - 78.79%	Paid Off - 360	01-Oct-2005
121664438	2		495,000.00	536,093.53	12-Dec-2007	8.263%	AZ - 71.22%	Paid Off - 360	01-Sep-2005
121690456	2		417,000.00	427,904.59	29-Nov-2007	7.663%	CA - 78.83%	Paid Off - 360	01-Sep-2005
121698917	1		272,000.00	291,439.51	19-Nov-2007	8.113%	CA - 76.62%	Paid Off - 360	01-Oct-2005
121753978	1		200,000.00	195,356.76	01-Dec-2007	7.113%	CA - 44.44%	Paid Off - 360	01-Oct-2005
121755475	1		240,000.00	257,410.01	27-Nov-2007	7.913%	WA - 80.00%	Paid Off - 360	01-Oct-2005
121761216	1		250,000.00	270,052.08	28-Nov-2007	8.213%	NY - 71.43%	Paid Off - 360	01-Oct-2005
121767395	2		460,000.00	457,457.58	30-Nov-2007	8.113%	VA - 70.77%	Paid Off - 360	01-Sep-2005
121783414	1		206,000.00	205,629.05	01-Dec-2007	7.263%	MD - 79.26%	Paid Off - 360	01-Sep-2005
121836796	1		240,000.00	236,476.45	03-Dec-2007	7.913%	NY - 55.81%	Paid Off - 360	01-Oct-2005
121867842	1		181,000.00	192,375.57	04-Dec-2007	7.463%	WA - 75.42%	Paid Off - 360	01-Oct-2005

TOTAL			9,032,328.00	9,387,480.13

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total

Current
Number of Loans Liquidated	0	2	2
Collateral Principal Realized Loss/(Gain) Amount	2,592.60	203,751.03	206,343.63
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	(2,592.60)	361,024.96	358,432.36
Cumulative
Number of Loans Liquidated	6	8	14
Collateral Realized Loss/(Gain) Amount	314,245.58	434,149.93	748,395.51
Net Liquidation Proceeds	2,871,702.64	1,576,524.39	4,448,227.03

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.09%	0.04%
3 Months Avg MDR	0.02%	0.08%	0.05%
12 Months Avg MDR	0.04%	0.03%	0.03%
Avg MDR Since Cut-off	0.02%	0.01%	0.01%

CDR	0.00%	1.13%	0.53%
3 Months Avg CDR	0.25%	0.95%	0.58%
12 Months Avg CDR	0.44%	0.32%	0.38%
Avg CDR Since Cut-off	0.19%	0.14%	0.17%

SDA	0.00%	199.42%	93.75%
3 Months Avg SDA Approximation	45.11%	174.66%	106.11%
12 Months Avg SDA Approximation	95.54%	70.52%	83.66%
Avg SDA Since Cut-off Approximation	63.05%	46.81%	55.33%

Principal Only Loss Severity Approx for Current Period	0.00%	36.08%	36.54%
3 Months Avg Loss Severity Approximation	18.29%	22.09%	21.23%
12 Months Avg Loss Severity Approximation	9.86%	21.59%	14.40%
Avg Loss Severity Approximation Since Cut-Off	9.86%	21.59%	14.40%

Principal & Interest Loss Severity Approx for Current Period	0.00%	36.08%	36.54%
3 Months Avg Loss Severity Approximation	18.29%	22.09%	21.23%
12 Months Avg Loss Severity Approximation	9.86%	21.59%	14.40%
Avg Loss Severity Approximation Since Cut-Off	9.86%	21.59%	14.40%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
December 26, 2007 Distribution

Realized Loss Detail Report
Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)
121567353	1	REO	8.125%	CA - 80.00%	360	285,493.88		121,041.16	121,041.16
121690974	1	REO	7.763%	AZ - 80.00%	360	279,282.11		82,757.29	82,757.29
121516238	1		0.000%	GA - 94.01%	360	0.00	Revision	1,050.62	1,050.62
121604301	1		0.000%	FL - 80.00%	360	0.00	Revision	(1,098.04)	(1,098.04)
121674043	2		0.000%	FL - 75.00%	360	0.00	Revision	2,592.60	2,592.60

TOTAL						564,775.99		206,343.63	206,343.63

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			79,727,385.78
(b) 50% of Aggregate Balance of Sub. Certificates			98,434,252.35

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.3761%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			748,395.51
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	84.660305%	84.398968%	84.537333%
Next Senior Percentage	84.588456%	84.325457%	84.464845%
Current Subordinate Percentage	15.339695%	15.601032%	15.462667%
Next Subordinate Percentage	15.411544%	15.674543%	15.535155%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			4.863000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

December 26, 2007 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	4,376,343.12	3,955,261.49	8,331,604.62
Current Scheduled Payments 1 Month Prior	4,435,232.35	4,046,325.93	8,481,558.28
Current Scheduled Payments 2 Month Prior	4,519,290.69	4,142,183.85	8,661,474.54
Current Scheduled Payments 3 Month Prior	4,616,858.65	4,245,284.29	8,862,142.94
Current Scheduled Payments 4 Month Prior	4,721,004.41	4,365,334.16	9,086,338.57
Current Scheduled Payments 5 Month Prior	4,875,561.39	4,478,943.96	9,354,505.36
Current Scheduled Payments 6 Month Prior	5,005,347.20	4,571,664.70	9,577,011.90
Current Scheduled Payments 7 Month Prior	5,116,181.10	4,717,623.84	9,833,804.94
Current Scheduled Payments 8 Month Prior	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 9 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 10 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49
Current Scheduled Payments 11 Month Prior	5,798,092.07	5,365,895.42	11,163,987.49

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		21
		9. Prepayment Detail Report		26
		10. Realized Loss Report		28
		11. Realized Loss Detail Report		31
		12. Triggers and Adj. Cert. Report		32
		13. Additional Certificate Report		33
		14. Other Related Information		34

		Total Number of Pages		34

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	January 25, 2008	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	December 31, 2007	Factor Information:		(800) 735-7777
	January 24, 2008	Main Phone Number:		(714) 247-6000

		https://tss.sfs.db.com/investpublic

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	301,034,580.67	1,297,961.38	4,152,983.19	5,450,944.57	0.00	0.00	296,881,597.48
1-A-2	FLT	262,356,000.00	125,431,154.94	593,070.49	1,730,410.76	2,323,481.25	0.00	0.00	123,700,744.18
1-A-3A	FLT	77,413,000.00	37,010,786.89	163,586.98	510,589.76	674,176.74	0.00	0.00	36,500,197.13
1-A-3B	FLT	80,000,000.00	38,247,619.26	165,867.07	527,652.74	693,519.81	0.00	0.00	37,719,966.52
2-A-1A	FLT	398,032,000.00	194,169,112.40	837,192.89	733,301.17	1,570,494.06	0.00	0.00	193,435,811.23
2-A-1B	FLT	300,000,000.00	146,346,860.86	688,307.32	552,695.14	1,241,002.46	0.00	0.00	145,794,165.72
2-A-2A	FLT	50,000,000.00	24,391,143.48	106,589.07	92,115.86	198,704.93	0.00	0.00	24,299,027.62
2-A-2B	FLT	65,846,000.00	32,121,184.67	165,606.31	121,309.21	286,915.52	0.00	0.00	31,999,875.46
2-A-2C	FLT	175,000,000.00	85,369,002.15	389,420.99	322,405.50	711,826.49	0.00	0.00	85,046,596.65
2-A-3A	FLT	84,508,000.00	41,224,935.06	182,213.44	155,690.54	337,903.98	0.00	0.00	41,069,244.52
2-A-3B	FLT	90,000,000.00	43,904,058.26	190,397.14	165,808.52	356,205.66	0.00	0.00	43,738,249.74
1-X	CSTR	0.00	0.00	900,777.57	0.00	900,777.57	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	903,760.48	0.00	903,760.48	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,105,130.28	54,916.44	82.29	54,998.73	0.00	0.00	12,105,047.99
B-2	SUB	49,300,000.00	48,912,623.73	223,935.88	332.49	224,268.37	0.00	0.00	48,912,291.24
B-3	SUB	33,764,000.00	33,498,698.34	160,344.10	227.71	160,571.81	0.00	0.00	33,498,470.63
B-4	SUB	14,470,000.00	14,356,301.53	69,435.22	97.59	69,532.81	0.00	0.00	14,356,203.94
B-5	SUB	13,264,000.00	13,159,777.70	65,183.16	89.45	65,272.61	0.00	0.00	13,159,688.25
B-6	SUB	10,853,000.00	10,767,722.23	54,859.94	73.19	54,933.13	0.00	0.00	10,767,649.04
B-7	SUB	9,647,000.00	9,571,198.41	48,763.83	65.06	48,828.89	0.00	0.00	9,571,133.35
B-8	SUB	7,235,000.00	7,178,150.76	36,571.61	48.79	36,620.40	0.00	0.00	7,178,101.97
B-9	SUB	16,882,000.00	16,749,349.18	85,335.44	113.85	85,449.29	0.00	0.00	16,749,235.33
B-10	SUB	18,088,000.00	17,945,873.00	91,431.55	121.99	91,553.54	0.00	0.00	17,945,751.01
B-11	SUB	13,269,015.79	12,416,532.75	63,260.38	84.41	63,344.79	244,977.23	0.00	12,171,471.11
B-X	CSTR	0.00	0.00	258,434.48	0.00	258,434.48	0.00	0.00	0.00
P-1	SUB	100.00	100.00	149,464.87	0.00	149,464.87	0.00	0.00	100.00
P-2	SUB	100.00	100.00	39,152.79	0.00	39,152.79	0.00	0.00	100.00

Total		2,411,782,315.79	1,265,911,996.55	7,985,840.82	9,066,299.21	17,052,140.03	244,977.23	0.00	1,256,600,720.11

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	12/26/07	01/24/08	A-Act/360	45660LVZ9	629,654,000.00	478.095241	2.061388	6.595659	8.657047	471.499581
1-A-2	12/26/07	01/24/08	A-Act/360	45660LWA3	262,356,000.00	478.095241	2.260556	6.595659	8.856215	471.499581
1-A-3A	12/26/07	01/24/08	A-Act/360	45660LWB1	77,413,000.00	478.095241	2.113172	6.595659	8.708831	471.499582
1-A-3B	12/26/07	01/24/08	A-Act/360	45660LWC9	80,000,000.00	478.095241	2.073338	6.595659	8.668998	471.499582
2-A-1A	12/26/07	01/24/08	A-Act/360	45660LWD7	398,032,000.00	487.822870	2.103331	1.842317	3.945648	485.980552
2-A-1B	12/26/07	01/24/08	A-Act/360	45660LWE5	300,000,000.00	487.822870	2.294358	1.842317	4.136675	485.980552
2-A-2A	12/26/07	01/24/08	A-Act/360	45660LWV7	50,000,000.00	487.822870	2.131781	1.842317	3.974099	485.980552
2-A-2B	12/01/07	12/30/07	A-30/360	45660LWW5	65,846,000.00	487.822870	2.515055	1.842317	4.357372	485.980553
2-A-2C	12/26/07	01/24/08	A-Act/360	45660LWF2	175,000,000.00	487.822869	2.225263	1.842317	4.067580	485.980552
2-A-3A	12/26/07	01/24/08	A-Act/360	45660LWG0	84,508,000.00	487.822870	2.156168	1.842317	3.998485	485.980552
2-A-3B	12/26/07	01/24/08	A-Act/360	45660LWH8	90,000,000.00	487.822870	2.115524	1.842317	3.957841	485.980553
1-X	12/01/07	12/30/07	A-30/360	45660LWS4	1,049,423,000.00	0.000000	0.858355	0.000000	0.858355	0.000000
2-X	12/01/07	12/30/07	A-30/360	45660LWT2	1,163,386,000.00	0.000000	0.776836	0.000000	0.776836	0.000000
A-R	12/01/07	12/30/07	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	12/26/07	01/24/08	A-Act/360	45660LWJ4	12,201,000.00	992.142470	4.500979	0.006745	4.507723	992.135726
B-2	12/26/07	01/24/08	A-Act/360	45660LWK1	49,300,000.00	992.142469	4.542310	0.006744	4.549054	992.135725
B-3	12/26/07	01/24/08	A-Act/360	45660LWL9	33,764,000.00	992.142469	4.748966	0.006744	4.755711	992.135725
B-4	12/26/07	01/24/08	A-Act/360	45660LWM7	14,470,000.00	992.142469	4.798564	0.006744	4.805308	992.135725
B-5	12/26/07	01/24/08	A-Act/360	45660LWN5	13,264,000.00	992.142468	4.914291	0.006744	4.921035	992.135725
B-6	12/26/07	01/24/08	A-Act/360	45660LWP0	10,853,000.00	992.142470	5.054818	0.006744	5.061562	992.135727
B-7	12/26/07	01/24/08	A-Act/360	45660LWQ8	9,647,000.00	992.142470	5.054818	0.006744	5.061562	992.135726
B-8	12/26/07	01/24/08	A-Act/360	45660LWR6	7,235,000.00	992.142469	5.054818	0.006744	5.061562	992.135725
B-9	12/26/07	01/24/08	A-Act/360	45660LWX3	16,882,000.00	992.142470	5.054818	0.006744	5.061562	992.135726
B-10	12/26/07	01/24/08	A-Act/360	45660LWY1	18,088,000.00	992.142470	5.054818	0.006744	5.061562	992.135726
B-11	12/26/07	01/24/08	A-Act/360	45660LWZ8	13,269,015.79	935.753860	4.767526	0.006361	4.773888	917.285148
B-X	12/01/07	12/30/07	A-30/360	45660LWU9	198,973,015.00	0.000000	1.298842	0.000000	1.298842	0.000000
P-1	12/25/07	01/24/08	A-30/360	45660LYU7	100.00	1,000.000000	1,494,648.700000	0.000000	1,494,648.700000	1,000.000000
P-2	12/25/07	01/24/08	A-30/360	45660LYV5	100.00	1,000.000000	391,527.900000	0.000000	391,527.900000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	59,142,199.49	328,944,527.52	3,827,875.00	332,772,402.52	391,914,602.01	0.00	0.00	296,881,597.48
1-A-2	262,356,000.00	27,008,576.18	137,060,306.89	1,594,948.93	138,655,255.82	165,663,832.00	0.00	0.00	123,700,744.18
1-A-3A	77,413,000.00	7,452,768.11	40,442,183.63	470,619.24	40,912,802.87	48,365,570.98	0.00	0.00	36,500,197.13
1-A-3B	80,000,000.00	7,557,534.78	41,793,687.00	486,346.47	42,280,033.48	49,837,568.26	0.00	0.00	37,719,966.52
2-A-1A	398,032,000.00	37,085,876.15	202,149,070.54	2,447,118.23	204,596,188.77	241,682,064.92	0.00	0.00	193,435,811.23
2-A-1B	300,000,000.00	30,475,506.82	152,361,421.09	1,844,413.19	154,205,834.28	184,681,341.10	0.00	0.00	145,794,165.72
2-A-2A	50,000,000.00	4,721,297.08	25,393,570.18	307,402.20	25,700,972.38	30,422,269.46	0.00	0.00	24,299,027.62
2-A-2B	65,846,000.00	6,333,617.38	33,441,300.44	404,824.10	33,846,124.54	40,179,741.92	0.00	0.00	31,999,875.46
2-A-2C	175,000,000.00	17,244,922.30	88,877,495.66	1,075,907.69	89,953,403.35	107,198,325.65	0.00	0.00	85,046,596.65
2-A-3A	84,508,000.00	8,070,497.40	42,919,196.58	519,558.90	43,438,755.48	51,509,252.88	0.00	0.00	41,069,244.52
2-A-3B	90,000,000.00	8,433,903.00	45,708,426.28	553,323.95	46,261,750.26	54,695,653.26	0.00	0.00	43,738,249.74
1-X	0.00	24,483,816.75	0.00	0.00	0.00	24,483,816.75	0.00	0.00	0.00
2-X	0.00	22,841,556.13	0.00	0.00	0.00	22,841,556.13	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,628,787.69	13,622.76	82,329.25	95,952.01	1,724,739.70	0.00	0.00	12,105,047.99
B-2	49,300,000.00	6,640,637.17	55,044.84	332,663.92	387,708.76	7,028,345.93	0.00	0.00	48,912,291.24
B-3	33,764,000.00	4,750,929.64	37,698.45	227,830.92	265,529.37	5,016,459.01	0.00	0.00	33,498,470.63
B-4	14,470,000.00	2,056,948.87	16,156.18	97,639.88	113,796.06	2,170,744.93	0.00	0.00	14,356,203.94
B-5	13,264,000.00	1,930,164.45	14,809.63	89,502.12	104,311.75	2,034,476.20	0.00	0.00	13,159,688.25
B-6	10,853,000.00	1,623,682.41	12,117.68	73,233.28	85,350.96	1,709,033.37	0.00	0.00	10,767,649.04
B-7	9,647,000.00	1,434,537.66	10,771.14	65,095.51	75,866.65	1,510,404.31	0.00	0.00	9,571,133.35
B-8	7,235,000.00	1,063,307.80	8,078.07	48,819.96	56,898.03	1,120,205.83	0.00	0.00	7,178,101.97
B-9	16,882,000.00	2,481,100.62	18,849.22	113,915.45	132,764.67	2,613,865.29	0.00	0.00	16,749,235.33
B-10	18,088,000.00	2,658,343.08	20,195.77	122,053.22	142,248.99	2,800,592.07	0.00	0.00	17,945,751.01
B-11	13,269,015.79	1,935,570.28	14,647.22	89,524.57	104,171.81	2,039,742.10	993,372.75	0.00	12,171,471.11
B-X	0.00	4,092,525.45	0.00	0.00	0.00	4,092,525.45	0.00	0.00	0.00
P-1	100.00	11,424,491.98	0.00	0.00	0.00	11,424,491.98	0.00	0.00	100.00
P-2	100.00	7,417,455.93	0.00	0.00	0.00	7,417,455.93	0.00	0.00	100.00

Total	2,411,782,315.79	312,129,104.07	1,139,313,259.08	14,874,963.67	1,154,188,222.81	1,466,317,326.89	993,372.75	0.00	1,256,600,720.11

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	5.17500%	301,034,580.67	1,298,211.63	250.24	0.00	0.00	1,297,961.39	1,297,961.38	0.00
1-A-2	5.67500%	125,431,154.94	593,184.84	114.34	0.00	0.00	593,070.50	593,070.49	0.00
1-A-3A	5.30500%	37,010,786.89	163,618.52	31.54	0.00	0.00	163,586.98	163,586.98	0.00
1-A-3B	5.20500%	38,247,619.26	165,899.05	31.98	0.00	0.00	165,867.07	165,867.07	0.00
2-A-1A	5.17500%	194,169,112.40	837,354.30	161.41	0.00	0.00	837,192.89	837,192.89	0.00
2-A-1B	5.64500%	146,346,860.86	688,440.02	132.70	0.00	0.00	688,307.32	688,307.32	0.00
2-A-2A	5.24500%	24,391,143.48	106,609.62	20.55	0.00	0.00	106,589.07	106,589.07	0.00
2-A-2B	6.18800%	32,121,184.67	165,638.24	31.93	0.00	0.00	165,606.31	165,606.31	0.00
2-A-2C	5.47500%	85,369,002.15	389,496.07	75.08	0.00	0.00	389,420.99	389,420.99	0.00
2-A-3A	5.30500%	41,224,935.06	182,248.57	35.13	0.00	0.00	182,213.44	182,213.44	0.00
2-A-3B	5.20500%	43,904,058.26	190,433.85	36.71	0.00	0.00	190,397.14	190,397.14	0.00
1-X	0.00000%	0.00	900,951.20	173.67	0.00	0.00	900,777.53	900,777.57	0.00
2-X	0.00000%	0.00	903,934.72	174.24	0.00	0.00	903,760.48	903,760.48	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	5.44500%	12,105,130.28	54,927.03	10.59	0.00	0.00	54,916.44	54,916.44	0.00
B-2	5.49500%	48,912,623.73	223,979.06	43.17	0.00	0.00	223,935.89	223,935.88	0.00
B-3	5.74500%	33,498,698.34	160,375.02	30.91	0.00	0.00	160,344.11	160,344.10	0.00
B-4	5.80500%	14,356,301.53	69,448.61	13.39	0.00	0.00	69,435.22	69,435.22	0.00
B-5	5.94500%	13,159,777.70	65,195.73	12.57	0.00	0.00	65,183.16	65,183.16	0.00
B-6	6.11500%	10,767,722.23	54,870.52	10.58	0.00	0.00	54,859.94	54,859.94	0.00
B-7	6.11500%	9,571,198.41	48,773.23	9.40	0.00	0.00	48,763.83	48,763.83	0.00
B-8	6.11500%	7,178,150.76	36,578.66	7.05	0.00	0.00	36,571.61	36,571.61	0.00
B-9	6.11500%	16,749,349.18	85,351.89	16.45	0.00	0.00	85,335.44	85,335.44	0.00
B-10	6.11500%	17,945,873.00	91,449.18	17.63	0.00	0.00	91,431.55	91,431.55	0.00
B-11	6.11500%	12,416,532.75	63,272.58	12.20	0.00	0.00	63,260.38	63,260.38	0.00
B-X	0.00000%	0.00	258,484.31	49.83	0.02	0.00	258,434.50	258,434.48	0.02
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	149,464.87	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	39,152.79	0.00

Total		1,265,911,996.55	7,798,726.45	1,503.29	0.02	0.00	7,797,223.18	7,985,840.82	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	900,777.57	0.00	900,777.57	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	903,760.48	0.00	903,760.48	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	258,434.48	0.00	258,434.48	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	2,062,972.53	0.00	2,062,972.53	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	12/01/07	12/30/07	A-30/360	1,049,423,000.00		478.095241	0.858355	0.000000	0.858355	471.499581
2-X-IO	12/01/07	12/30/07	A-30/360	1,163,386,000.00		487.822870	0.776836	0.000000	0.776836	485.980552
B-X-IO	12/01/07	12/30/07	A-30/360	198,973,015.00		988.382057	1.298842	0.000000	1.298842	987.144130
1-X-PO	12/01/07	12/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	12/01/07	12/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	12/01/07	12/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	12/01/07	12/30/07	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	24,483,796.15	0.00	0.00	0.00	24,483,816.75	0.00	0.00	0.00
2-X-IO	0.00	22,841,556.10	0.00	0.00	0.00	22,841,556.10	0.00	0.00	0.00
B-X-IO	0.00	4,092,525.43	0.00	0.00	0.00	4,092,525.43	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	51,417,877.68	0.00	0.00	0.00	51,417,898.28	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	2.15485%	501,724,141.76	900,951.20	173.67	0.00	0.00	900,777.53	900,777.57	0.00
2-X-IO	1.91132%	567,526,296.88	903,934.72	174.24	0.00	0.00	903,760.48	903,760.48	0.00
B-X-IO	1.57723%	196,661,357.91	258,484.31	49.83	0.02	0.00	258,434.50	258,434.48	0.02
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,265,911,796.55	2,063,370.23	397.74	0.02	0.00	2,062,972.51	2,062,972.53	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	2,144,107.53	6,922,191.68	9,066,299.21
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	2,144,107.53	6,922,191.68	9,066,299.21
Interest Collections	4,241,118.12	3,839,811.46	8,080,929.58
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	39,152.79	149,464.87	188,617.66
Interest Fees	(142,597.26)	(134,263.20)	(283,706.43)
TOTAL NET INTEREST	4,137,673.65	3,855,013.13	7,985,840.81
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	6,281,781.18	10,777,204.81	17,052,140.02

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	5,071.43	3,542.21	8,613.64
Curtailments	(2,031,309.17)	(1,226,959.41)	(3,258,268.58)
Prepayments In Full	4,170,345.27	7,759,913.90	11,930,259.17
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	630,672.21	630,672.21
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(1,358.99)	(1,237.29)	(2,596.28)
Realized Losses	0.00	(244,977.23)	(244,977.23)
Advanced Principal	1,358.99	1,237.29	2,596.28
TOTAL PRINCIPAL COLLECTED	2,144,107.53	6,922,191.68	9,066,299.21

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	4,309,574.48	3,888,245.78	8,197,820.26
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	3,877.05	3,877.05
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(2,212.12)	(6,627.73)	(8,839.85)
Delinquent Interest	(1,392,074.79)	(1,091,328.27)	(2,483,403.06)
Compensating Interest	2,212.11	6,627.73	8,839.84
Civil Relief Act Shortfalls	(1,109.56)	(393.73)	(1,503.29)
Interest Advanced	1,324,727.99	1,039,410.63	2,364,138.62
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	4,241,118.12	3,839,811.46	8,080,929.58

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	39,152.79	149,464.87	188,617.66
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	39,152.79	149,464.87	188,617.66

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	142,317.71	134,015.29	276,333.00
Class 1-A-3B Ambac Premium			3,187.30
Class 2-A-3B Ambac Premium			3,658.67
Trustee Fees	279.55	247.91	527.46
TOTAL INTEREST FEES	142,597.26	134,263.20	283,706.43

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution
Credit Enhancement Report
ACCOUNTS
Yield Maintenance Class1 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00
Yield Maintenance Class2 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,187.30
Class 2-A-3B Ambac Premium			3,658.67

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,308	2,422	3,730
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(8)	(34)	(42)
Repurchases	0	0	0
Liquidations	0	(3)	(3)
Current	1,300	2,385	3,685
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	670,926,418.08	594,985,378.47	1,265,911,796.55
Prefunding	0.00	0.00	0.00
Scheduled Principal	(5,071.43)	(3,542.21)	(8,613.64)
Partial Prepayments	2,031,309.17	1,226,959.41	3,258,268.58
Full Voluntary Prepayments	(4,170,345.27)	(7,759,913.90)	(11,930,259.17)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	(630,672.21)	(630,672.21)
Current	668,782,310.55	587,818,209.56	1,256,600,520.11

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution

CHARACTERISTICS

		Group 2	Group 1	Total
Weighted Average Coupon Original		5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior		7.78456%	7.92639%	7.85130%
Weighted Average Coupon Current		7.70798%	7.84985%	7.77466%
Weighted Average Months to Maturity Original		357	358	357
Weighted Average Months to Maturity Prior		331	332	332
Weighted Average Months to Maturity Current		330	331	331
Weighted Avg Remaining Amortization Term Original		357	358	357
Weighted Avg Remaining Amortization Term Prior		331	332	332
Weighted Avg Remaining Amortization Term Current		330	331	331
Weighted Average Seasoning Original		2.52	2.28	2.40
Weighted Average Seasoning Prior		28.41	28.22	28.32
Weighted Average Seasoning Current		29.41	29.21	29.32

Weighted Average Coupon by Groups

8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
6.80%
6.60%
6.40%
6.20%
Feb-06
Aug-06
Feb-07
Aug-07
Group 1
Group 2

Total Weighted Average Coupon

8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
6.80%
6.60%
6.40%
Feb-06
Aug-06
Feb-07
Aug-07

Weighted Average Amortization Term by Groups

356
352
348
344
340
336
332
328
Feb-06
Aug-06
Feb-07
Aug-07
Group 1
Group 2

Total Weighted Average Amortization Term

356
352
348
344
340
336
332
328
Feb-06
Aug-06
Feb-07
Aug-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.91868%	3.06182%	2.98603%
Weighted Average Margin Current	2.91908%	3.06261%	2.98654%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.07751%	8.85168%	8.97125%
Weighted Average Max Rate Current	9.07849%	8.85134%	8.97173%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Current	0.00000%	0.00000%	0.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	142,317.71	134,015.29	276,333.00
Delinquent Servicing Fees	67,346.80	51,917.64	119,264.44
TOTAL SERVICING FEES	209,664.51	185,932.94	395,597.45

Total Servicing Fees	209,664.51	185,932.94	395,597.45
Compensating Interest	(2,212.11)	(6,627.73)	(8,839.84)
Delinquent Servicing Fees	(67,346.80)	(51,917.64)	(119,264.44)
COLLECTED SERVICING FEES	140,105.60	127,387.57	267,493.16
Total Advanced Interest	1,324,727.99	1,039,410.63	2,364,138.62
Total Advanced Principal	1,358.99	1,237.29	2,596.28
Aggregate Advances with respect to this Distribution	1,326,086.98	1,040,647.92	2,366,734.90

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	2,212.12	6,627.73	8,839.85
Compensating Interest	(2,212.11)	(6,627.73)	(8,839.84)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.332483%	7.474352%	7.399162%
Current Deferred Interest	1,922,701.55	1,757,233.82	3,679,935.37
Cumulative Deferred Interest	1,922,701.55	1,757,233.82	3,679,935.37
Current Net Deferred Interest	0.00	0.00	0.00
Cumulative Net Deferred Interest	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Delinquency Report

TOTAL		< 1 PMT	1 PMT	2 PMTS	3+ PMTS	TOTAL

DELINQUENT	Balance		49,693,830.11	29,070,404.27	32,121,603.73	110,885,838.11
	% Balance		3.95%	2.31%	2.56%	8.82%
	# Loans		143	80	89	312
	% # Loans		3.88%	2.17%	2.42%	8.47%

FORECLOSURE	Balance	481,442.38	0.00	0.00	39,883,290.35	40,364,732.73
	% Balance	0.04%	0.00%	0.00%	3.17%	3.21%
	# Loans	1	0	0	103	104
	% # Loans	0.03%	0.00%	0.00%	2.80%	2.82%

BANKRUPTCY	Balance	1,654,773.63	1,078,587.50	753,490.13	4,610,474.04	8,097,325.30
	% Balance	0.13%	0.09%	0.06%	0.37%	0.64%
	# Loans	4	3	2	13	22
	% # Loans	0.11%	0.08%	0.05%	0.35%	0.60%

REO	Balance	0.00	0.00	0.00	8,993,509.05	8,993,509.05
	% Balance	0.00%	0.00%	0.00%	0.72%	0.72%
	# Loans	0	0	0	27	27
	% # Loans	0.00%	0.00%	0.00%	0.73%	0.73%

TOTAL	Balance	2,136,216.01	50,772,417.61	29,823,894.40	85,608,877.17	168,341,405.19
	% Balance	0.17%	4.04%	2.37%	6.81%	13.40%
	# Loans	5	146	82	232	465
	% # Loans	0.14%	3.96%	2.23%	6.30%	12.62%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

GROUP 1		< 1 PMT	1 PMT	2 PMTS	3+ PMTS	TOTAL

DELINQUENT	Balance		23,265,112.14	13,538,533.78	13,558,146.16	50,361,792.08
	% Balance		3.96%	2.30%	2.31%	8.57%
	# Loans		88	50	51	189
	% # Loans		3.69%	2.10%	2.14%	7.92%

FORECLOSURE	Balance	481,442.38	0.00	0.00	15,671,942.71	16,153,385.09
	% Balance	0.08%	0.00%	0.00%	2.67%	2.75%
	# Loans	1	0	0	59	60
	% # Loans	0.04%	0.00%	0.00%	2.47%	2.52%

BANKRUPTCY	Balance	602,667.30	170,353.77	334,929.70	2,220,219.25	3,328,170.02
	% Balance	0.10%	0.03%	0.06%	0.38%	0.57%
	# Loans	2	1	1	8	12
	% # Loans	0.08%	0.04%	0.04%	0.34%	0.50%

REO	Balance	0.00	0.00	0.00	4,969,142.75	4,969,142.75
	% Balance	0.00%	0.00%	0.00%	0.85%	0.85%
	# Loans	0	0	0	18	18
	% # Loans	0.00%	0.00%	0.00%	0.75%	0.75%

TOTAL	Balance	1,084,109.68	23,435,465.91	13,873,463.48	36,419,450.87	74,812,489.94
	% Balance	0.18%	3.99%	2.36%	6.20%	12.73%
	# Loans	3	89	51	136	279
	% # Loans	0.13%	3.73%	2.14%	5.70%	11.70%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

GROUP 2		< 1 PMT	1 PMT	2 PMTS	3+ PMTS	TOTAL

DELINQUENT	Balance		26,428,717.97	15,531,870.49	18,563,457.57	60,524,046.03
	% Balance		3.95%	2.32%	2.78%	9.05%
	# Loans		55	30	38	123
	% # Loans		4.23%	2.31%	2.92%	9.46%

FORECLOSURE	Balance	0.00	0.00	0.00	24,211,347.64	24,211,347.64
	% Balance	0.00%	0.00%	0.00%	3.62%	3.62%
	# Loans	0	0	0	44	44
	% # Loans	0.00%	0.00%	0.00%	3.38%	3.38%

BANKRUPTCY	Balance	1,052,106.33	908,233.73	418,560.43	2,390,254.79	4,769,155.28
	% Balance	0.16%	0.14%	0.06%	0.36%	0.71%
	# Loans	2	2	1	5	10
	% # Loans	0.15%	0.15%	0.08%	0.38%	0.77%

REO	Balance	0.00	0.00	0.00	4,024,366.30	4,024,366.30
	% Balance	0.00%	0.00%	0.00%	0.60%	0.60%
	# Loans	0	0	0	9	9
	% # Loans	0.00%	0.00%	0.00%	0.69%	0.69%

TOTAL	Balance	1,052,106.33	27,336,951.70	15,950,430.92	49,189,426.30	93,528,915.25
	% Balance	0.16%	4.09%	2.38%	7.36%	13.98%
	# Loans	2	57	31	96	186
	% # Loans	0.15%	4.38%	2.38%	7.38%	14.31%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

January 25, 2008 Distribution

REO Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became REO Property this Period:
121862444	1	338,500.00	364,343.71	01-Jul-2007	7.663%	CA - 79.98%	360	01-Sep-2005
TOTAL		338,500.00	364,343.71

Became REO Property in a Prior Period:
121277360	1	191,100.00	205,900.93	01-Aug-2006	7.688%	TX - 70.78%	360	01-Sep-2005
121350333	1	243,750.00	263,910.52	01-Dec-2006	7.888%	MA - 70.65%	360	01-Sep-2005
121415470	2	448,000.00	480,193.38	01-Dec-2006	7.438%	CA - 80.00%	360	01-Aug-2005
121428762	1	365,680.00	394,174.63	01-Dec-2006	8.238%	CA - 70.00%	360	01-Aug-2005
121449985	1	319,400.00	347,581.71	01-Jul-2006	8.038%	VA - 74.80%	360	01-Aug-2005
121474102	1	244,800.00	267,745.33	01-Sep-2006	8.238%	FL - 80.00%	360	01-Aug-2005
121490232	2	456,000.00	486,172.58	01-Nov-2006	7.638%	CA - 80.00%	360	01-Aug-2005
121492699	1	187,200.00	202,023.05	01-Feb-2007	7.838%	VA - 80.00%	360	01-Aug-2005
121500221	1	321,750.00	350,138.97	01-Sep-2006	8.038%	CA - 75.00%	360	01-Aug-2005
121505552	2	408,000.00	441,722.14	01-Jan-2007	7.875%	CA - 80.00%	360	01-Jul-2005
121509712	1	236,720.00	254,841.36	01-Jan-2007	8.038%	FL - 80.00%	360	01-Oct-2005
121509778	1	320,000.00	344,992.26	01-Oct-2006	7.738%	FL - 80.00%	360	01-Aug-2005
121557261	1	175,750.00	187,400.63	01-Aug-2006	7.838%	MI - 95.00%	360	01-Sep-2005
121581957	1	93,750.00	100,739.76	01-Sep-2006	7.588%	OH - 75.00%	360	01-Sep-2005
121596924	2	370,200.00	394,377.56	01-Jun-2007	7.338%	VA - 79.61%	360	01-Sep-2005
121599975	1	120,000.00	130,423.10	01-Jun-2006	7.988%	FL - 80.00%	360	01-Aug-2005
121654077	1	268,000.00	289,710.48	01-Mar-2007	7.938%	VA - 80.00%	360	01-Sep-2005
121657637	2	360,000.00	390,250.47	01-Jan-2007	7.938%	CA - 79.12%	360	01-Sep-2005
121664846	2	393,750.00	425,917.80	01-Aug-2006	7.938%	CA - 75.00%	360	01-Sep-2005
121693206	2	402,750.00	434,895.39	01-Feb-2007	7.788%	CA - 75.00%	360	01-Aug-2005
121713653	2	636,000.00	451,904.53	01-Jul-2006	7.788%	CA - 80.00%	360	01-Sep-2005
121717692	1	220,000.00	236,843.55	01-Feb-2007	8.250%	AZ - 80.00%	360	01-Aug-2005
121723728	2	480,000.00	518,932.45	01-Jan-2007	8.000%	CA - 80.00%	360	01-Sep-2005
121751049	1	353,000.00	382,598.60	01-Aug-2006	7.938%	CA - 80.00%	360	01-Sep-2005
121784112	1	296,000.00	320,092.59	01-Jan-2006	7.838%	GA - 80.00%	360	01-Sep-2005
121819992	1	300,000.00	325,681.57	01-Mar-2007	8.138%	CA - 75.00%	360	01-Oct-2005
TOTAL		8,211,600.00	8,629,165.34

TOTAL		8,550,100.00	8,993,509.05

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	649,337.86	01-Aug-2006	7.625%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	118,632.58	01-Aug-2006	8.250%	OK - 80.00%	360	01-Mar-2005
120397907	1	252,000.00	272,348.35	01-Jul-2007	7.750%	CA - 80.00%	360	01-Jul-2005
121053382	1	335,000.00	421,749.56	01-May-2007	8.238%	CA - 51.94%	360	01-May-2005
121084319	2	590,000.00	630,490.96	01-Feb-2007	7.388%	CA - 73.75%	360	01-Aug-2005
121193550	2	650,000.00	686,720.09	01-Jun-2007	7.338%	NY - 67.01%	360	01-Aug-2005
121234796	2	360,000.00	385,410.43	01-Mar-2007	7.438%	MI - 80.00%	360	01-Aug-2005
121257408	1	347,650.00	363,366.84	01-May-2007	7.250%	CA - 79.60%	360	01-May-2005
121320960	2	385,600.00	415,556.13	01-Nov-2006	7.788%	FL - 80.00%	360	01-Aug-2005
121338154	2	409,720.00	437,155.16	01-Jul-2007	7.338%	CA - 80.00%	360	01-Oct-2005
121342427	2	691,000.00	718,903.85	01-May-2007	7.638%	FL - 67.42%	360	01-Aug-2005
121350254	2	382,500.00	412,145.99	01-Mar-2007	7.838%	FL - 75.00%	360	01-Aug-2005
121351592	2	580,000.00	619,899.81	01-May-2007	7.338%	CA - 80.00%	360	01-Aug-2005
121407608	2	500,000.00	537,471.62	01-Jun-2007	7.938%	CA - 70.42%	360	01-Jul-2005
121410105	1	192,000.00	207,101.65	01-Apr-2007	7.688%	NJ - 80.00%	360	01-Aug-2005
121413994	2	386,400.00	416,305.33	01-Jul-2007	7.938%	VA - 80.00%	360	01-Sep-2005
121441875	1	312,000.00	326,508.73	01-May-2007	7.088%	CA - 80.00%	360	01-Jul-2005
121447058	1	92,800.00	99,203.57	01-Mar-2007	7.338%	OH - 80.00%	360	01-Aug-2005
121456779	2	500,000.00	536,182.96	01-Sep-2006	8.088%	NY - 70.92%	360	01-Sep-2005
121462541	1	250,000.00	269,201.27	01-Dec-2006	7.638%	NJ - 62.50%	360	01-Aug-2005
121472551	2	418,394.00	447,827.26	01-May-2007	7.388%	CA - 80.00%	360	01-Aug-2005
121476894	1	447,850.00	481,442.38	01-Jan-2008	8.138%	NY - 65.00%	360	01-Aug-2005
121476979	1	148,000.00	159,232.29	01-Jun-2007	7.588%	AZ - 71.15%	360	01-Aug-2005
121477754	1	300,000.00	326,837.31	01-Jul-2007	8.088%	CA - 73.17%	360	01-Aug-2005
121483997	2	428,000.00	466,352.42	01-Mar-2007	8.088%	CA - 80.00%	360	01-Aug-2005
121484136	2	420,000.00	455,329.68	01-Dec-2006	7.888%	CA - 80.00%	360	01-Aug-2005
121487587	1	196,000.00	212,755.92	01-Jul-2007	7.938%	CA - 80.00%	360	01-Aug-2005
121493840	1	212,000.00	228,141.53	01-Apr-2007	7.638%	MA - 75.99%	360	01-Sep-2005
121507022	1	299,200.00	324,522.79	01-May-2007	7.938%	CA - 80.00%	360	01-Aug-2005
121513231	2	420,000.00	453,528.34	01-Jul-2007	7.738%	CA - 57.14%	360	01-Aug-2005
121515746	1	348,000.00	376,832.70	01-Jun-2007	8.088%	NY - 80.00%	360	01-Jul-2005
121519964	1	180,000.00	195,600.71	01-Jun-2007	8.038%	MN - 80.00%	360	01-Sep-2005
121523991	2	472,440.00	521,317.00	01-Jan-2007	7.938%	CA - 79.40%	360	01-Aug-2005
121524025	1	318,400.00	340,804.61	01-Mar-2007	7.838%	CA - 80.00%	360	01-Aug-2005
121524106	1	170,000.00	176,117.24	01-Apr-2007	7.938%	CA - 61.82%	360	01-Aug-2005
121527504	1	128,250.00	136,109.67	01-Feb-2007	7.638%	WI - 95.00%	360	01-Aug-2005
121528083	2	633,750.00	686,270.36	01-Jun-2007	7.988%	CA - 75.00%	360	01-Sep-2005
121538989	1	104,000.00	110,948.93	01-Jan-2007	7.838%	PA - 80.00%	360	01-Aug-2005
121539993	2	900,000.00	970,443.30	01-Nov-2006	7.738%	CT - 75.00%	360	01-Sep-2005
121542020	1	316,000.00	332,833.18	01-Jul-2007	7.588%	MA - 92.94%	360	01-Oct-2005
121542104	2	437,500.00	471,357.69	01-Jan-2007	7.738%	FL - 70.00%	360	01-Oct-2005
121552092	1	312,000.00	335,294.94	01-Feb-2007	7.738%	CO - 80.00%	360	01-Sep-2005
121555840	2	704,000.00	766,770.71	01-May-2006	8.088%	NJ - 80.00%	360	01-Aug-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121561810	2	457,500.00	497,293.46	01-Apr-2007	8.038%	CA - 75.00%	360	01-Aug-2005
121564989	1	300,000.00	325,236.35	01-Apr-2007	7.938%	FL - 75.00%	360	01-Aug-2005
121565927	1	280,000.00	300,465.12	01-Jan-2007	8.138%	NJ - 64.37%	360	01-Sep-2005
121567130	1	268,000.00	281,564.84	01-May-2007	7.638%	MN - 80.00%	360	01-Sep-2005
121578636	1	223,200.00	241,730.79	01-Jun-2007	7.938%	IL - 80.00%	360	01-Sep-2005
121582675	1	318,700.00	347,676.26	01-Jul-2007	8.138%	CA - 65.31%	360	01-Aug-2005
121586397	2	656,250.00	704,495.61	01-May-2007	7.588%	CA - 75.00%	360	01-Sep-2005
121589056	2	440,000.00	473,325.47	01-Jul-2007	7.588%	CA - 80.00%	360	01-Aug-2005
121589498	1	334,500.00	356,209.97	01-Jul-2007	8.038%	CA - 75.68%	360	01-Aug-2005
121593293	2	384,000.00	413,085.67	01-May-2007	7.638%	MA - 80.00%	360	01-Sep-2005
121601674	2	469,600.00	505,240.62	01-Jul-2007	8.125%	CA - 80.00%	360	01-Aug-2005
121602388	2	567,000.00	608,513.44	01-Oct-2006	7.488%	NJ - 70.00%	360	01-Aug-2005
121606348	2	412,500.00	449,423.50	01-Apr-2007	8.188%	NJ - 75.00%	360	01-Sep-2005
121610484	2	579,200.00	623,884.33	01-Jun-2007	7.688%	CA - 80.00%	360	01-Sep-2005
121611507	2	450,000.00	483,673.72	01-Jul-2006	7.588%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	203,977.79	01-Jun-2006	8.038%	NJ - 80.00%	360	01-Oct-2005
121613455	1	110,000.00	117,869.03	01-Apr-2007	8.038%	MA - 52.38%	360	01-Sep-2005
121626634	1	292,750.00	313,256.56	01-Apr-2007	7.438%	MA - 79.99%	360	01-Sep-2005
121629998	1	240,000.00	260,167.16	01-Dec-2006	7.938%	MN - 80.00%	360	01-Sep-2005
121636615	1	124,000.00	135,276.32	01-Oct-2006	8.138%	FL - 80.00%	360	01-Aug-2005
121639224	2	439,500.00	479,337.90	01-Jan-2007	8.188%	CA - 75.00%	360	01-Sep-2005
121639803	1	239,920.00	261,807.18	01-Jul-2007	8.238%	VA - 80.00%	360	01-Sep-2005
121640551	1	200,000.00	217,827.44	01-Dec-2006	8.138%	FL - 74.07%	360	01-Sep-2005
121644345	1	328,000.00	355,974.17	01-Jun-2007	7.938%	CA - 80.00%	360	01-Aug-2005
121648802	1	283,100.00	300,168.26	01-Jan-2007	7.938%	FL - 95.00%	360	01-Sep-2005
121653298	2	396,000.00	428,231.85	01-May-2007	7.838%	CT - 75.00%	360	01-Sep-2005
121677422	1	279,950.00	302,266.01	01-Jul-2006	7.788%	FL - 79.99%	360	01-Sep-2005
121678343	1	316,800.00	344,161.09	01-May-2007	8.038%	FL - 80.00%	360	01-Sep-2005
121680377	1	294,000.00	315,031.60	01-Apr-2007	8.038%	FL - 70.00%	360	01-Sep-2005
121681286	1	300,000.00	304,885.39	01-Jun-2007	7.838%	IL - 77.72%	360	01-Oct-2005
121693219	2	999,000.00	1,084,064.69	01-Apr-2007	7.938%	CA - 71.10%	360	01-Aug-2005
121698556	2	910,000.00	978,128.81	01-Apr-2006	7.638%	NJ - 70.00%	360	01-Oct-2005
121701310	1	229,450.00	246,457.36	01-Jul-2007	7.625%	CA - 68.09%	360	01-Aug-2005
121707105	1	162,000.00	175,332.86	01-Sep-2006	7.938%	NY - 74.83%	360	01-Oct-2005
121713642	1	312,000.00	337,589.46	01-Apr-2007	8.038%	CA - 79.80%	360	01-Oct-2005
121716492	2	476,000.00	513,230.13	01-Jul-2007	7.788%	CA - 80.00%	360	01-Oct-2005
121719173	1	208,000.00	226,698.51	01-Jan-2007	8.238%	IL - 80.00%	360	01-Oct-2005
121723714	2	400,000.00	431,383.68	01-Jul-2007	7.750%	CA - 75.00%	360	01-Sep-2005
121724206	1	299,000.00	317,099.04	01-Jul-2007	7.500%	MD - 77.66%	360	01-Sep-2005
121751903	1	164,000.00	176,215.14	01-Feb-2007	7.838%	IL - 80.00%	360	01-Oct-2005
121753654	1	112,000.00	121,291.06	01-Mar-2007	7.938%	FL - 80.00%	360	01-Sep-2005
121758130	1	330,000.00	356,568.21	01-May-2007	8.038%	NY - 75.00%	360	01-Sep-2005
121769931	1	282,000.00	301,986.14	01-Feb-2007	7.438%	CA - 80.00%	360	01-Sep-2005
121773192	1	335,000.00	361,699.97	01-Jun-2007	7.838%	MA - 56.30%	360	01-Oct-2005
121776468	2	463,000.00	498,859.90	01-Aug-2006	7.688%	NY - 67.59%	360	01-Sep-2005
121781338	2	540,000.00	569,304.89	01-Apr-2007	7.888%	NY - 80.00%	360	01-Oct-2005
121792813	1	270,199.00	292,628.22	01-Jul-2007	7.938%	CA - 80.00%	360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121795621	1	315,000.00	342,572.67	01-May-2007	8.138%	FL - 75.00%	360	01-Oct-2005
121798807	2	461,250.00	500,389.35	01-Apr-2007	8.038%	NY - 75.00%	360	01-Oct-2005
121801463	2	378,000.00	408,766.61	01-Jul-2007	7.838%	CA - 70.00%	360	01-Sep-2005
121812666	2	431,250.00	466,259.76	01-Mar-2007	7.888%	FL - 75.00%	360	01-Oct-2005
121818566	2	416,000.00	447,055.74	01-Jul-2007	7.638%	NV - 80.00%	360	01-Oct-2005
121823007	1	188,000.00	190,774.98	01-Mar-2007	7.938%	CO - 78.33%	360	01-Oct-2005
121830714	1	310,950.00	330,867.56	01-Jul-2007	7.750%	CA - 90.00%	360	01-Sep-2005
121831681	2	537,000.00	574,917.95	01-Jul-2007	7.500%	CA - 80.00%	360	01-Sep-2005
121833057	1	150,500.00	162,597.09	01-Feb-2007	8.038%	KS - 79.84%	360	01-Oct-2005
121845554	1	245,250.00	263,745.53	01-Jul-2007	7.938%	FL - 75.00%	360	01-Oct-2005
121850643	1	262,400.00	284,700.90	01-Jul-2007	8.038%	FL - 80.00%	360	01-Oct-2005
121854581	1	171,750.00	186,346.54	01-Jul-2007	8.038%	FL - 75.00%	360	01-Oct-2005
121860004	1	356,000.00	377,075.77	01-Jul-2007	7.938%	NJ - 74.95%	360	01-Oct-2005
121897755	2	362,400.00	387,703.61	01-Apr-2007	7.588%	MD - 80.00%	360	01-Oct-2005

TOTAL		37,492,123.00	40,364,732.73

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	8	34	42
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	8	34	42
Curtailments Amount	(2,031,309.17)	(1,226,959.41)	(3,258,268.58)
Paid in Full Balance	4,170,345.27	7,759,913.90	11,930,259.17
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	2,139,036.10	6,532,954.49	8,671,990.59
Cumulative

Number of Paid in Full Loans	1,239	2,458	3,697
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,250	2,483	3,733
Paid in Full Balance	638,905,506.66	591,089,153.93	1,229,994,660.59
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(50,745,180.93)	(44,770,142.56)	(95,515,323.49)
Total Prepayment Amount	595,529,810.39	552,757,330.24	1,148,287,140.63

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	0.32%	1.20%	0.73%
3 Months Avg SMM	0.43%	1.09%	0.74%
12 Months Avg SMM	2.18%	2.35%	2.26%
Avg SMM Since Cut-off	2.26%	2.35%	2.30%

CPR	3.76%	13.53%	8.47%
3 Months Avg CPR	5.04%	12.27%	8.51%
12 Months Avg CPR	23.27%	24.87%	24.03%
Avg CPR Since Cut-off	23.97%	24.80%	24.36%

PSA	63.91%	231.57%	144.46%
3 Months Avg PSA Approximation	88.66%	217.52%	150.29%
12 Months Avg PSA Approximation	486.66%	524.24%	504.36%
Avg PSA Since Cut-off Approximation	751.13%	787.82%	768.36%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Feb-06
Aug-06
Feb-07
Aug-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Feb-06
Aug-06
Feb-07
Aug-07

PSA by Groups

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Feb-06
Aug-06
Feb-07
Aug-07
Group 1
Group 2

Total PSA

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Feb-06
Aug-06
Feb-07
Aug-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution

CPR Avg since Cut-Off by Groups

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Feb-06
Aug-06
Feb-07
Aug-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
Feb-06
Aug-06
Feb-07
Aug-07

PSA Avg since Cut-Off by Groups

1,400.00%
1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
700.00%
Feb-06
Aug-06
Feb-07
Aug-07
Group 1
Group 2

Total PSA Avg since Cut-Off

1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
700.00%
Feb-06
Aug-06
Feb-07
Aug-07

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	0.32%	1.10%	0.69%
3 Months Avg SMM	0.43%	1.01%	0.70%
12 Months Avg SMM	2.15%	2.32%	2.23%
Avg SMM Since Cut-off	2.24%	2.33%	2.28%

CPR	3.76%	12.41%	7.92%
3 Months Avg CPR	5.04%	11.46%	8.12%
12 Months Avg CPR	22.93%	24.54%	23.69%
Avg CPR Since Cut-off	23.82%	24.66%	24.22%

PSA	63.91%	212.40%	135.03%
3 Months Avg PSA Approximation	88.66%	203.15%	143.31%
12 Months Avg PSA Approximation	479.45%	517.36%	497.33%
Avg PSA Since Cut-off Approximation	746.55%	783.37%	763.86%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups
50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Feb-06
Aug-06
Feb-07
Aug-07
Group 1
Group 2

Total CPR
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Feb-06
Aug-06
Feb-07
Aug-07

PSA by Groups
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Feb-06
Aug-06
Feb-07
Aug-07
Group 1
Group 2

Total PSA
1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Feb-06
Aug-06
Feb-07
Aug-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution

CPR Avg since Cut-Off by Groups

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Feb-06
Aug-06
Feb-07
Aug-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
Feb-06
Aug-06
Feb-07
Aug-07

PSA Avg since Cut-Off by Groups

1,400.00%
1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
700.00%
Feb-06
Aug-06
Feb-07
Aug-07
Group 1
Group 2

Total PSA Avg since Cut-Off

1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
700.00%
Feb-06
Aug-06
Feb-07
Aug-07

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
120397882	1		346,650.00	363,264.19	20-Dec-2007	7.875%	FL - 93.98%	Paid Off - 360	01-May-2005
120550904	1		204,800.00	211,299.38	15-Jan-2008	6.888%	TX - 84.28%	Paid Off - 360	01-May-2005
121128334	1		94,400.00	94,606.28	02-Jan-2008	8.038%	TX - 80.00%	Paid Off - 360	01-Sep-2005
121134713	1		320,000.00	337,693.34	28-Dec-2007	7.538%	FL - 76.19%	Paid Off - 360	01-Jun-2005
121259200	1		180,000.00	193,539.74	04-Jan-2008	7.638%	HI - 50.00%	Paid Off - 360	01-Jul-2005
121270515	1		300,000.00	320,865.01	29-Dec-2007	7.688%	CA - 75.00%	Paid Off - 360	01-Sep-2005
121272048	1		275,000.00	294,688.48	01-Jan-2008	7.588%	NY - 46.61%	Paid Off - 360	01-Sep-2005
121290549	1		239,200.00	254,868.26	31-Dec-2007	7.738%	NM - 80.00%	Paid Off - 360	01-Jul-2005
121346350	1		180,000.00	192,283.91	09-Jan-2008	7.988%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121349264	2		402,812.00	424,261.92	20-Dec-2007	6.838%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121351115	1		120,000.00	129,530.09	19-Dec-2007	7.838%	AZ - 75.00%	Paid Off - 360	01-Aug-2005
121354417	2		750,000.00	780,240.32	01-Jan-2008	7.138%	CA - 58.14%	Paid Off - 360	01-Aug-2005
121405294	1		308,000.00	328,142.12	24-Dec-2007	7.788%	CA - 80.00%	Paid Off - 360	01-Jul-2005
121470664	1		140,000.00	142,761.91	02-Jan-2008	7.638%	CA - 38.46%	Paid Off - 360	01-Aug-2005
121485173	1		204,300.00	198,703.73	20-Dec-2007	8.038%	CA - 68.10%	Paid Off - 360	01-Sep-2005
121512016	1		127,200.00	136,132.96	09-Jan-2008	7.488%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121522228	2		486,000.00	493,349.69	17-Dec-2007	7.538%	FL - 45.21%	Paid Off - 360	01-Sep-2005
121528233	1		460,000.00	492,037.32	08-Jan-2008	7.738%	HI - 77.05%	Paid Off - 360	01-Sep-2005
121543592	1		230,000.00	240,809.65	02-Jan-2008	7.738%	CA - 55.83%	Paid Off - 360	01-Aug-2005
121543880	1		200,000.00	214,820.94	19-Dec-2007	7.688%	CA - 80.00%	Paid Off - 360	01-Sep-2005
121544561	1		230,000.00	247,042.35	27-Dec-2007	7.638%	NY - 43.40%	Paid Off - 360	01-Aug-2005
121550047	1		138,990.00	142,180.78	31-Dec-2007	7.638%	TX - 66.19%	Paid Off - 360	01-Oct-2005
121559402	2		405,000.00	444,925.59	08-Jan-2008	8.738%	CA - 72.32%	Paid Off - 360	01-Sep-2005
121567501	1		91,500.00	95,240.85	27-Dec-2007	8.138%	AZ - 75.00%	Paid Off - 360	01-Aug-2005
121580202	1		182,000.00	196,865.63	04-Jan-2008	8.038%	VA - 71.09%	Paid Off - 360	01-Sep-2005
121601669	2		410,000.00	444,948.85	01-Jan-2008	8.250%	CA - 57.75%	Paid Off - 360	01-Jun-2005
121601684	1		177,750.00	187,743.43	01-Jan-2008	8.000%	CA - 75.00%	Paid Off - 360	01-Aug-2005
121614880	1		229,000.00	239,305.93	26-Dec-2007	7.688%	GA - 77.10%	Paid Off - 360	01-Oct-2005
121621119	1		155,200.00	166,037.60	19-Dec-2007	7.938%	OR - 80.00%	Paid Off - 360	01-Sep-2005
121633087	1		217,000.00	233,940.95	03-Jan-2008	7.838%	NJ - 70.00%	Paid Off - 360	01-Sep-2005
121652890	1		243,750.00	260,509.59	19-Dec-2007	7.538%	CA - 70.65%	Paid Off - 360	01-Oct-2005
121655765	1		200,000.00	211,020.75	20-Dec-2007	7.738%	NJ - 80.00%	Paid Off - 360	01-Sep-2005
121671321	1		282,000.00	296,848.08	08-Jan-2008	7.638%	CA - 57.67%	Paid Off - 360	01-Sep-2005
121714478	1		100,000.00	107,806.91	20-Dec-2007	7.838%	FL - 66.67%	Paid Off - 360	01-Sep-2005
121753776	2		436,000.00	451,701.03	01-Jan-2008	7.088%	VA - 80.00%	Paid Off - 360	01-Oct-2005
121759685	1		160,000.00	164,696.83	21-Dec-2007	7.388%	FL - 76.19%	Paid Off - 360	01-Oct-2005
121763717	1		196,000.00	209,326.80	17-Dec-2007	7.788%	NC - 80.00%	Paid Off - 360	01-Sep-2005
121806919	1		321,000.00	342,533.36	02-Jan-2008	7.538%	CA - 49.39%	Paid Off - 360	01-Sep-2005
121814976	2		560,000.00	604,352.00	04-Jan-2008	7.888%	CA - 68.29%	Paid Off - 360	01-Sep-2005
121821837	1		121,600.00	128,650.10	19-Dec-2007	7.638%	GA - 95.00%	Paid Off - 360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust					2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121828433	1		350,000.00	384,116.65	29-Dec-2007	7.763%	CA - 47.62%	Paid Off - 360	01-Sep-2005
121863447	2		488,000.00	526,565.87	07-Jan-2008	7.938%	PA - 80.00%	Paid Off - 360	01-Oct-2005

TOTAL			11,263,152.00	11,930,259.17

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
		Group 2	Group 1	Total

Current
Number of Loans Liquidated		0	3	3
Collateral Principal Realized Loss/(Gain) Amount		0.00	244,977.23	244,977.23
Collateral Interest Realized Loss/(Gain) Amount		0.00	0.00	0.00
Net Liquidation Proceeds		0.00	385,694.98	385,694.98
Cumulative
Number of Loans Liquidated		6	11	17
Collateral Realized Loss/(Gain) Amount		314,245.58	679,127.16	993,372.74
Net Liquidation Proceeds		2,871,702.64	1,962,219.37	4,833,922.01

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.00%	0.11%	0.05%
3 Months Avg MDR	0.00%	0.08%	0.04%
12 Months Avg MDR	0.04%	0.04%	0.04%
Avg MDR Since Cut-off	0.02%	0.02%	0.02%

CDR	0.00%	1.26%	0.60%
3 Months Avg CDR	0.00%	0.91%	0.43%
12 Months Avg CDR	0.44%	0.43%	0.43%
Avg CDR Since Cut-off	0.19%	0.18%	0.19%

SDA	0.00%	216.46%	101.68%
3 Months Avg SDA Approximation	0.00%	160.74%	75.52%
12 Months Avg SDA Approximation	91.55%	89.82%	90.57%
Avg SDA Since Cut-off Approximation	58.88%	58.12%	58.40%

Principal Only Loss Severity Approx for Current Period	0.00%	38.84%	38.84%
3 Months Avg Loss Severity Approximation	0.00%	33.39%	33.58%
12 Months Avg Loss Severity Approximation	9.86%	25.71%	17.05%
Avg Loss Severity Approximation Since Cut-Off	9.86%	25.71%	17.05%

Principal & Interest Loss Severity Approx for Current Period	0.00%	38.84%	38.84%
3 Months Avg Loss Severity Approximation	0.00%	33.39%	33.58%
12 Months Avg Loss Severity Approximation	9.86%	25.71%	17.05%
Avg Loss Severity Approximation Since Cut-Off	9.86%	25.71%	17.05%

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
January 25, 2008 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Realized Loss Detail Report

Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)
121523429	1	REO	8.238%	PA - 69.91%	360	83,394.79		61,068.10	61,068.10
121569030	1	REO	6.838%	CA - 80.00%	360	361,297.52		135,751.65	135,751.65
121809404	1	REO	8.038%	FL - 80.00%	360	185,979.90		47,965.72	47,965.72
121567353	1		0.000%	CA - 80.00%	360	0.00	Revision	314.00	314.00
121604301	1		0.000%	FL - 80.00%	360	0.00	Revision	438.00	438.00
121690974	1		0.000%	AZ - 80.00%	360	0.00	Revision	(560.24)	(560.24)

TOTAL						630,672.21		244,977.23	244,977.23

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			No

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			No
(a) Rolling Six Month 60+ Balance			89,778,237.99
(b) 50% of Aggregate Balance of Sub. Certificates			98,330,678.95

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.4992%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			993,372.74
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	84.588456%	84.325457%	84.464845%
Next Senior Percentage	84.539163%	84.176110%	84.369333%
Current Subordinate Percentage	15.411544%	15.674543%	15.535155%
Next Subordinate Percentage	15.460837%	15.823890%	15.630667%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			4.788000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

January 25, 2008 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	4,314,645.91	3,891,787.99	8,206,433.90
Current Scheduled Payments 1 Month Prior	4,376,343.12	3,955,261.49	8,331,604.62
Current Scheduled Payments 2 Month Prior	4,435,232.35	4,046,325.93	8,481,558.28
Current Scheduled Payments 3 Month Prior	4,519,290.69	4,142,183.85	8,661,474.54
Current Scheduled Payments 4 Month Prior	4,616,858.65	4,245,284.29	8,862,142.94
Current Scheduled Payments 5 Month Prior	4,721,004.41	4,365,334.16	9,086,338.57
Current Scheduled Payments 6 Month Prior	4,875,561.39	4,478,943.96	9,354,505.36
Current Scheduled Payments 7 Month Prior	5,005,347.20	4,571,664.70	9,577,011.90
Current Scheduled Payments 8 Month Prior	5,116,181.10	4,717,623.84	9,833,804.94
Current Scheduled Payments 9 Month Prior	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 10 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17
Current Scheduled Payments 11 Month Prior	5,653,718.59	5,174,031.91	10,827,750.49

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

External Parties		Table of Contents

Seller				Page
		1. Certificate Payment Report		2
IndyMac Bank		2. Collection Account Report		8
		3. Credit Enhancement Report		10
Servicer(s)		4. Collateral Report		11
IndyMac Bank		5. Delinquency Report		14
		6. REO Report		17
Underwriter(s)		7. Foreclosure Report		18
Goldman Sachs & Co.		8. Prepayment Report		22
		9. Prepayment Detail Report		27
		10. Realized Loss Report		28
		11. Realized Loss Detail Report		31
		12. Triggers and Adj. Cert. Report		32
		13. Additional Certificate Report		33
		14. Other Related Information		34

		Total Number of Pages		34

Dates		Contacts
Cut-Off Date:	September 01, 2005	Gisselle Picard
Close Date:	September 07, 2005	Administrator
First Distribution Date:	October 25, 2005	714)2 47--6247
		gisselle.picard@db.com

Distribution Date:	February 25, 2008	Address:
		1761 E.Saint Andrew Pl, Santa Ana,	92705

Record Date:	January 31, 2008	Factor Information:		(800) 735-7777
	February 22, 2008	Main Phone Number:		(714) 247-6000

		https://tss.sfs.db.com/investpublic

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Certificate Payment Report

Current Period Distribution - REMIC IV

			Prior						Current
	Class	Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance
			(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-A-1	FLT	629,654,000.00	296,881,597.48	942,196.12	2,234,811.57	3,177,007.69	0.00	0.00	294,646,785.91
1-A-2	FLT	262,356,000.00	123,700,744.18	445,831.47	931,172.08	1,377,003.55	0.00	0.00	122,769,572.10
1-A-3A	FLT	77,413,000.00	36,500,197.13	119,923.77	274,759.58	394,683.35	0.00	0.00	36,225,437.55
1-A-3B	FLT	80,000,000.00	37,719,966.52	120,683.94	283,941.53	404,625.47	0.00	0.00	37,436,024.99
2-A-1A	FLT	398,032,000.00	193,435,811.23	613,896.15	426,434.41	1,040,330.56	0.00	0.00	193,009,376.82
2-A-1B	FLT	300,000,000.00	145,794,165.72	521,693.05	321,407.13	843,100.18	0.00	0.00	145,472,758.59
2-A-2A	FLT	50,000,000.00	24,299,027.62	78,580.83	53,567.85	132,148.68	0.00	0.00	24,245,459.77
2-A-2B	FLT	65,846,000.00	31,999,875.46	161,620.72	70,544.58	232,165.30	0.00	0.00	31,929,330.88
2-A-2C	FLT	175,000,000.00	85,046,596.65	291,873.53	187,487.49	479,361.02	0.00	0.00	84,859,109.16
2-A-3A	FLT	84,508,000.00	41,069,244.52	134,935.67	90,538.25	225,473.92	0.00	0.00	40,978,706.27
2-A-3B	FLT	90,000,000.00	43,738,249.74	139,939.26	96,422.13	236,361.39	0.00	0.00	43,641,827.61
1-X	CSTR	0.00	0.00	1,398,108.99	0.00	1,398,108.99	0.00	0.00	0.00
2-X	CSTR	0.00	0.00	1,447,207.24	0.00	1,447,207.24	0.00	0.00	0.00
A-R	R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	12,201,000.00	12,105,047.99	41,230.96	419.55	41,650.51	0.00	0.00	12,104,628.44
B-2	SUB	49,300,000.00	48,912,291.24	168,705.52	1,695.26	170,400.78	0.00	0.00	48,910,595.98
B-3	SUB	33,764,000.00	33,498,470.63	122,751.09	1,161.03	123,912.12	0.00	0.00	33,497,309.60
B-4	SUB	14,470,000.00	14,356,203.94	53,348.16	497.57	53,845.73	0.00	0.00	14,355,706.37
B-5	SUB	13,264,000.00	13,159,688.25	50,488.03	456.10	50,944.13	0.00	0.00	13,159,232.15
B-6	SUB	10,853,000.00	10,767,649.04	42,886.76	373.20	43,259.96	0.00	0.00	10,767,275.84
B-7	SUB	9,647,000.00	9,571,133.35	38,121.13	331.73	38,452.86	0.00	0.00	9,570,801.62
B-8	SUB	7,235,000.00	7,178,101.97	28,589.86	248.79	28,838.65	0.00	0.00	7,177,853.18
B-9	SUB	16,882,000.00	16,749,235.33	66,710.98	580.51	67,291.49	0.00	0.00	16,748,654.82
B-10	SUB	18,088,000.00	17,945,751.01	71,476.62	621.99	72,098.61	0.00	0.00	17,945,129.02
B-11	SUB	13,269,015.79	12,171,471.11	48,478.08	421.85	48,899.93	678,713.59	0.00	11,492,335.67
B-X	CSTR	0.00	0.00	457,425.48	0.00	457,425.48	0.00	0.00	0.00
P-1	SUB	100.00	100.00	109,964.55	0.00	109,964.55	0.00	0.00	100.00
P-2	SUB	100.00	100.00	13,763.23	0.00	13,763.23	0.00	0.00	100.00

Total		2,411,782,315.79	1,256,600,720.11	7,730,431.19	4,977,894.18	12,708,325.37	678,713.59	0.00	1,250,944,112.34

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-A-1	01/25/08	02/24/08	A-Act/360	45660LVZ9	629,654,000.00	471.499581	1.496371	3.549269	5.045640	467.950312
1-A-2	01/25/08	02/24/08	A-Act/360	45660LWA3	262,356,000.00	471.499581	1.699338	3.549269	5.248607	467.950312
1-A-3A	01/25/08	02/24/08	A-Act/360	45660LWB1	77,413,000.00	471.499582	1.549143	3.549269	5.098412	467.950313
1-A-3B	01/25/08	02/24/08	A-Act/360	45660LWC9	80,000,000.00	471.499582	1.508549	3.549269	5.057818	467.950312
2-A-1A	01/25/08	02/24/08	A-Act/360	45660LWD7	398,032,000.00	485.980552	1.542329	1.071357	2.613686	484.909195
2-A-1B	01/25/08	02/24/08	A-Act/360	45660LWE5	300,000,000.00	485.980552	1.738977	1.071357	2.810334	484.909195
2-A-2A	01/25/08	02/24/08	A-Act/360	45660LWV7	50,000,000.00	485.980552	1.571617	1.071357	2.642974	484.909195
2-A-2B	01/01/08	01/30/08	A-30/360	45660LWW5	65,846,000.00	485.980553	2.454526	1.071357	3.525883	484.909195
2-A-2C	01/25/08	02/24/08	A-Act/360	45660LWF2	175,000,000.00	485.980552	1.667849	1.071357	2.739206	484.909195
2-A-3A	01/25/08	02/24/08	A-Act/360	45660LWG0	84,508,000.00	485.980552	1.596721	1.071357	2.668078	484.909195
2-A-3B	01/25/08	02/24/08	A-Act/360	45660LWH8	90,000,000.00	485.980553	1.554881	1.071357	2.626238	484.909196
1-X	01/01/08	01/30/08	A-30/360	45660LWS4	1,049,423,000.00	0.000000	1.332264	0.000000	1.332264	0.000000
2-X	01/01/08	01/30/08	A-30/360	45660LWT2	1,163,386,000.00	0.000000	1.243961	0.000000	1.243961	0.000000
A-R	01/01/08	01/30/08	A-30/360	45660LYT0	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	01/25/08	02/24/08	A-Act/360	45660LWJ4	12,201,000.00	992.135726	3.379310	0.034387	3.413696	992.101339
B-2	01/25/08	02/24/08	A-Act/360	45660LWK1	49,300,000.00	992.135725	3.422019	0.034387	3.456405	992.101338
B-3	01/25/08	02/24/08	A-Act/360	45660LWL9	33,764,000.00	992.135725	3.635561	0.034387	3.669948	992.101339
B-4	01/25/08	02/24/08	A-Act/360	45660LWM7	14,470,000.00	992.135725	3.686811	0.034386	3.721198	992.101339
B-5	01/25/08	02/24/08	A-Act/360	45660LWN5	13,264,000.00	992.135725	3.806396	0.034386	3.840782	992.101338
B-6	01/25/08	02/24/08	A-Act/360	45660LWP0	10,853,000.00	992.135727	3.951604	0.034387	3.985991	992.101340
B-7	01/25/08	02/24/08	A-Act/360	45660LWQ8	9,647,000.00	992.135726	3.951605	0.034387	3.985991	992.101339
B-8	01/25/08	02/24/08	A-Act/360	45660LWR6	7,235,000.00	992.135725	3.951605	0.034387	3.985992	992.101338
B-9	01/25/08	02/24/08	A-Act/360	45660LWX3	16,882,000.00	992.135726	3.951604	0.034386	3.985990	992.101340
B-10	01/25/08	02/24/08	A-Act/360	45660LWY1	18,088,000.00	992.135726	3.951604	0.034387	3.985991	992.101339
B-11	01/25/08	02/24/08	A-Act/360	45660LWZ8	13,269,015.79	917.285148	3.653480	0.031792	3.685272	866.103097
B-X	01/01/08	01/30/08	A-30/360	45660LWU9	198,973,015.00	0.000000	2.298932	0.000000	2.298932	0.000000
P-1	01/25/08	02/24/08	A-30/360	45660LYU7	100.00	1,000.000000	1,099,645.500000	0.000000	1,099,645.500000	1,000.000000
P-2	01/25/08	02/24/08	A-30/360	45660LYV5	100.00	1,000.000000	137,632.300000	0.000000	137,632.300000	1,000.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	629,654,000.00	60,084,395.61	331,176,821.33	3,830,392.76	335,007,214.09	395,091,609.70	0.00	0.00	294,646,785.91
1-A-2	262,356,000.00	27,454,407.65	137,990,429.90	1,595,998.00	139,586,427.90	167,040,835.55	0.00	0.00	122,769,572.10
1-A-3A	77,413,000.00	7,572,691.88	40,716,633.66	470,928.79	41,187,562.45	48,760,254.33	0.00	0.00	36,225,437.55
1-A-3B	80,000,000.00	7,678,218.72	42,077,308.64	486,666.36	42,563,975.01	50,242,193.73	0.00	0.00	37,436,024.99
2-A-1A	398,032,000.00	37,699,772.30	202,573,754.36	2,448,868.82	205,022,623.18	242,722,395.48	0.00	0.00	193,009,376.82
2-A-1B	300,000,000.00	30,997,199.87	152,681,508.79	1,845,732.62	154,527,241.41	185,524,441.28	0.00	0.00	145,472,758.59
2-A-2A	50,000,000.00	4,799,877.91	25,446,918.13	307,622.10	25,754,540.23	30,554,418.14	0.00	0.00	24,245,459.77
2-A-2B	65,846,000.00	6,495,238.10	33,511,555.42	405,113.70	33,916,669.12	40,411,907.22	0.00	0.00	31,929,330.88
2-A-2C	175,000,000.00	17,536,795.83	89,064,213.48	1,076,677.36	90,140,890.84	107,677,686.67	0.00	0.00	84,859,109.16
2-A-3A	84,508,000.00	8,205,433.07	43,009,363.15	519,930.58	43,529,293.73	51,734,726.80	0.00	0.00	40,978,706.27
2-A-3B	90,000,000.00	8,573,842.26	45,804,452.58	553,719.78	46,358,172.39	54,932,014.65	0.00	0.00	43,641,827.61
1-X	0.00	25,881,925.74	0.00	0.00	0.00	25,881,925.74	0.00	0.00	0.00
2-X	0.00	24,288,763.37	0.00	0.00	0.00	24,288,763.37	0.00	0.00	0.00
A-R	100.00	138,549.47	82.31	17.69	100.00	138,649.47	0.00	0.00	0.00
B-1	12,201,000.00	1,670,018.65	13,936.03	82,435.53	96,371.56	1,766,390.21	0.00	0.00	12,104,628.44
B-2	49,300,000.00	6,809,342.69	56,310.63	333,093.39	389,404.02	7,198,746.71	0.00	0.00	48,910,595.98
B-3	33,764,000.00	4,873,680.73	38,565.35	228,125.05	266,690.40	5,140,371.13	0.00	0.00	33,497,309.60
B-4	14,470,000.00	2,110,297.03	16,527.69	97,765.94	114,293.63	2,224,590.66	0.00	0.00	14,355,706.37
B-5	13,264,000.00	1,980,652.48	15,150.19	89,617.66	104,767.85	2,085,420.33	0.00	0.00	13,159,232.15
B-6	10,853,000.00	1,666,569.17	12,396.34	73,327.82	85,724.16	1,752,293.33	0.00	0.00	10,767,275.84
B-7	9,647,000.00	1,472,658.79	11,018.83	65,179.55	76,198.38	1,548,857.17	0.00	0.00	9,570,801.62
B-8	7,235,000.00	1,091,897.66	8,263.84	48,882.98	57,146.82	1,149,044.48	0.00	0.00	7,177,853.18
B-9	16,882,000.00	2,547,811.60	19,282.66	114,062.52	133,345.18	2,681,156.78	0.00	0.00	16,748,654.82
B-10	18,088,000.00	2,729,819.70	20,660.18	122,210.80	142,870.98	2,872,690.68	0.00	0.00	17,945,129.02
B-11	13,269,015.79	1,984,048.36	14,962.20	89,631.44	104,593.66	2,088,642.03	1,672,086.34	0.00	11,492,335.67
B-X	0.00	4,549,950.93	0.00	0.00	0.00	4,549,950.93	0.00	0.00	0.00
P-1	100.00	11,534,456.53	0.00	0.00	0.00	11,534,456.53	0.00	0.00	100.00
P-2	100.00	7,431,219.16	0.00	0.00	0.00	7,431,219.16	0.00	0.00	100.00

Total	2,411,782,315.79	319,859,535.26	1,144,280,115.69	14,886,001.24	1,159,166,116.99	1,479,025,652.26	1,672,086.34	0.00	1,250,944,112.34

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
Through		(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	3.68625%	296,881,597.48	942,382.60	186.48	0.00	0.00	942,196.12	942,196.12	0.00
1-A-2	4.18625%	123,700,744.18	445,919.71	88.24	0.00	0.00	445,831.47	445,831.47	0.00
1-A-3A	3.81625%	36,500,197.13	119,947.51	23.74	0.00	0.00	119,923.77	119,923.77	0.00
1-A-3B	3.71625%	37,719,966.52	120,707.82	23.89	0.00	0.00	120,683.93	120,683.94	0.00
2-A-1A	3.68625%	193,435,811.23	614,017.65	121.50	0.00	0.00	613,896.15	613,896.15	0.00
2-A-1B	4.15625%	145,794,165.72	521,796.31	103.25	0.00	0.00	521,693.06	521,693.05	0.00
2-A-2A	3.75625%	24,299,027.62	78,596.39	15.55	0.00	0.00	78,580.84	78,580.83	0.00
2-A-2B	6.06200%	31,999,875.46	161,652.70	31.99	0.00	0.00	161,620.71	161,620.72	0.00
2-A-2C	3.98625%	85,046,596.65	291,931.30	57.77	0.00	0.00	291,873.53	291,873.53	0.00
2-A-3A	3.81625%	41,069,244.52	134,962.38	26.71	0.00	0.00	134,935.67	134,935.67	0.00
2-A-3B	3.71625%	43,738,249.74	139,966.96	27.70	0.00	0.00	139,939.26	139,939.26	0.00
1-X	0.00000%	0.00	1,398,385.70	276.71	0.00	0.00	1,398,108.99	1,398,108.99	0.00
2-X	0.00000%	0.00	1,447,493.67	286.43	0.00	0.00	1,447,207.24	1,447,207.24	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	3.95625%	12,105,047.99	41,239.12	8.16	0.00	0.00	41,230.96	41,230.96	0.00
B-2	4.00625%	48,912,291.24	168,738.91	33.39	0.00	0.00	168,705.52	168,705.52	0.00
B-3	4.25625%	33,498,470.63	122,775.38	24.29	0.00	0.00	122,751.09	122,751.09	0.00
B-4	4.31625%	14,356,203.94	53,358.72	10.56	0.00	0.00	53,348.16	53,348.16	0.00
B-5	4.45625%	13,159,688.25	50,498.02	9.99	0.00	0.00	50,488.03	50,488.03	0.00
B-6	4.62625%	10,767,649.04	42,895.25	8.49	0.00	0.00	42,886.76	42,886.76	0.00
B-7	4.62625%	9,571,133.35	38,128.67	7.54	0.00	0.00	38,121.13	38,121.13	0.00
B-8	4.62625%	7,178,101.97	28,595.51	5.66	0.00	0.00	28,589.85	28,589.86	0.00
B-9	4.62625%	16,749,235.33	66,724.18	13.20	0.00	0.00	66,710.98	66,710.98	0.00
B-10	4.62625%	17,945,751.01	71,490.76	14.15	0.00	0.00	71,476.61	71,476.62	0.00
B-11	4.62625%	12,171,471.11	48,487.68	9.59	0.00	0.00	48,478.09	48,478.08	0.00
B-X	0.00000%	0.00	457,516.01	90.53	0.02	0.00	457,425.50	457,425.48	0.02
P-1	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	109,964.55	0.00
P-2	0.00000%	100.00	0.00	0.00	0.00	0.00	0.00	13,763.23	0.00

Total		1,256,600,720.11	7,608,208.91	1,505.51	0.02	0.00	7,606,703.42	7,730,431.19	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Current Period Distribution - REMIC IV

				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Loss	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)
1-X-IO	CSTR		0.00	0.00	1,398,108.99	0.00	1,398,108.99	0.00	0.00	0.00
2-X-IO	CSTR		0.00	0.00	1,447,207.24	0.00	1,447,207.24	0.00	0.00	0.00
B-X-IO	CSTR		0.00	0.00	457,425.48	0.00	457,425.48	0.00	0.00	0.00
1-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	CSTR		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			0.00	0.00	3,302,741.71	0.00	3,302,741.71	0.00	0.00	0.00

Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face Value

				Orig. Principal		Prior				Current
	Period	Period		(with Notional)		Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
					(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
1-X-IO	01/01/08	01/30/08	A-30/360	1,049,423,000.00		471.499581	1.332264	0.000000	1.332264	467.950312
2-X-IO	01/01/08	01/30/08	A-30/360	1,163,386,000.00		485.980552	1.243961	0.000000	1.243961	484.909195
B-X-IO	01/01/08	01/30/08	A-30/360	198,973,015.00		987.144130	2.298932	0.000000	2.298932	983.698833
1-X-PO	01/01/08	01/30/08	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
2-X-PO	01/01/08	01/30/08	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-1	01/01/08	01/30/08	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-X-PO-2	01/01/08	01/30/08	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Distribution to Date - REMIC IV

									Current
	Original		Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-X-IO	0.00	25,881,905.14	0.00	0.00	0.00	25,881,925.74	0.00	0.00	0.00
2-X-IO	0.00	24,288,763.34	0.00	0.00	0.00	24,288,763.34	0.00	0.00	0.00
B-X-IO	0.00	4,549,950.91	0.00	0.00	0.00	4,549,950.91	0.00	0.00	0.00
1-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	54,720,619.39	0.00	0.00	0.00	54,720,639.99	0.00	0.00	0.00

Interest Detail - REMIC IV

	Pass	Prior Principal		Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-X-IO	3.39138%	494,802,505.31	1,398,385.70	276.71	0.00	0.00	1,398,108.99	1,398,108.99	0.00
2-X-IO	3.07224%	565,382,970.94	1,447,493.67	286.43	0.00	0.00	1,447,207.24	1,447,207.24	0.00
B-X-IO	2.79520%	196,415,043.86	457,516.01	90.53	0.02	0.00	457,425.50	457,425.48	0.02
1-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-X-PO	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-1	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-X-PO-2	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1,256,600,520.11	3,303,395.38	653.67	0.02	0.00	3,302,741.73	3,302,741.71	0.02

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	1,252,420.59	3,725,473.60	4,977,894.19
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	1,252,420.59	3,725,473.60	4,977,894.19
Interest Collections	4,139,369.08	3,716,926.44	7,856,295.51
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	13,763.23	109,964.55	123,727.78
Interest Fees	(125,555.67)	(117,021.98)	(249,592.11)
TOTAL NET INTEREST	4,027,576.64	3,709,869.01	7,730,431.19
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	5,279,997.23	7,435,342.61	12,708,325.38

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	6,052.47	4,985.11	11,037.58
Curtailments	(1,417,616.27)	(1,514,166.83)	(2,931,783.10)
Prepayments In Full	1,687,188.47	4,653,086.94	6,340,275.41
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	1,149,423.41	1,087,654.48	2,237,077.89
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(4,811.87)	(3,233.31)	(8,045.18)
Realized Losses	(172,627.49)	(506,086.10)	(678,713.59)
Advanced Principal	4,811.87	3,233.31	8,045.18
TOTAL PRINCIPAL COLLECTED	1,252,420.59	3,725,473.60	4,977,894.19

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
TOTAL PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	4,216,976.75	3,777,283.06	7,994,259.81
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	7,221.02	6,953.78	14,174.80
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(1,883.16)	(3,350.91)	(5,234.07)
Delinquent Interest	(1,699,031.32)	(1,381,990.89)	(3,081,022.21)
Compensating Interest	1,883.16	3,350.91	5,234.07
Civil Relief Act Shortfalls	(1,111.23)	(394.28)	(1,505.51)
Interest Advanced	1,615,313.86	1,315,074.76	2,930,388.62
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	4,139,369.08	3,716,926.44	7,856,295.51

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
TOTAL INTEREST WITHDRAWALS	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges	13,763.23	109,964.55	123,727.78
Capitalized Interest			0.00
BONY Class 1-A-1, 1-A-2, 1-A-3A & 1-A-3B Cap Payment			0.00
BONY Class 2-A-1A, 2-A-1B,2-A-2A, 2-A-2C, 2-A-3A, &			0.00
TOTAL INTEREST OTHER ACCOUNTS	13,763.23	109,964.55	123,727.78

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	125,277.01	116,777.06	242,054.07
Class 1-A-3B Ambac Premium			3,248.11
Class 2-A-3B Ambac Premium			3,766.35
Trustee Fees	278.66	244.92	523.58
TOTAL INTEREST FEES	125,555.67	117,021.98	249,592.11

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 25, 2008 Distribution
Credit Enhancement Report
ACCOUNTS
Yield Maintenance Class1 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00
Yield Maintenance Class2 Reserve Fund
Beginning Account Balance				0.00
Amounts received from Cap Counterparty				0.00
Amount withdrawn to support 2-A-1 Interest				0.00
Ending Account Balance				0.00

INSURANCE
	Group 2	Group 1	Total
Class 1-A-3B Ambac Premium			3,248.11
Class 2-A-3B Ambac Premium			3,766.35

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Collateral Report

COLLATERAL

	Group 2	Group 1	Total

Loan Count:

Original	2,555	4,879	7,434
Prior	1,300	2,386	3,686
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(4)	(21)	(25)
Repurchases	0	0	0
Liquidations	(2)	(5)	(7)
Current	1,294	2,360	3,654
Principal Balance:

Original	1,267,996,081.81	1,143,786,033.97	2,411,782,115.78
Prior	668,782,310.55	587,818,209.56	1,256,600,520.11
Prefunding	0.00	0.00	0.00
Scheduled Principal	(6,052.47)	(4,985.11)	(11,037.58)
Partial Prepayments	1,417,616.27	1,514,166.83	2,931,783.10
Full Voluntary Prepayments	(1,687,188.47)	(4,653,086.94)	(6,340,275.41)
Repurchases	0.00	0.00	0.00
Liquidations	(1,149,423.41)	(1,087,654.48)	(2,237,077.89)
Current	667,357,262.47	583,586,649.86	1,250,943,912.33

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
February 25, 2008 Distribution

CHARACTERISTICS

		Group 2	Group 1	Total
Weighted Average Coupon Original		5.06001%	4.91730%	4.99233%
Weighted Average Coupon Prior		7.70798%	7.84985%	7.77466%
Weighted Average Coupon Current		7.57950%	7.72532%	7.64771%
Weighted Average Months to Maturity Original		357	358	357
Weighted Average Months to Maturity Prior		330	331	331
Weighted Average Months to Maturity Current		329	330	330
Weighted Avg Remaining Amortization Term Original		357	358	357
Weighted Avg Remaining Amortization Term Prior		330	331	331
Weighted Avg Remaining Amortization Term Current		329	330	330
Weighted Average Seasoning Original		2.52	2.28	2.40
Weighted Average Seasoning Prior		29.41	29.21	29.32
Weighted Average Seasoning Current		30.41	30.21	30.32

Weighted Average Coupon by Groups

8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
6.80%
6.60%
6.40%
Mar-06
Sep-06
Mar-07
Sep-07
Group 1
Group 2

Total Weighted Average Coupon

8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
6.80%
6.60%
6.40%
Mar-06
Sep-06
Mar-07
Sep-07

Weighted Average Amortization Term by Groups

356
352
348
344
340
336
332
328
Mar-06
Sep-06
Mar-07
Sep-07
Group 1
Group 2

Total Weighted Average Amortization Term

356
352
348
344
340
336
332
328
Mar-06
Sep-06
Mar-07
Sep-07

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 25, 2008 Distribution

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	2.88392%	3.04715%	2.96133%
Weighted Average Margin Prior	2.91908%	3.06261%	2.98654%
Weighted Average Margin Current	2.91962%	3.06511%	2.98768%
Weighted Average Max Rate Original	9.08990%	8.92349%	9.01098%
Weighted Average Max Rate Prior	9.07849%	8.85134%	8.97173%
Weighted Average Max Rate Current	9.07927%	8.85121%	8.97259%
Weighted Average Min Rate Original	1.09215%	1.10615%	1.09879%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Up Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Original	96.13668%	97.88894%	96.96769%
Weighted Average Cap Down Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Current	0.00000%	0.00000%	0.00000%

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total

Current Servicing Fees	125,277.01	116,777.06	242,054.07
Delinquent Servicing Fees	83,717.46	66,916.13	150,633.59
TOTAL SERVICING FEES	208,994.47	183,693.20	392,687.67

Total Servicing Fees	208,994.47	183,693.20	392,687.67
Compensating Interest	(1,883.16)	(3,350.91)	(5,234.07)
Delinquent Servicing Fees	(83,717.46)	(66,916.13)	(150,633.59)
COLLECTED SERVICING FEES	123,393.85	113,426.15	236,820.00
Total Advanced Interest	1,615,313.86	1,315,074.76	2,930,388.62
Total Advanced Principal	4,811.87	3,233.31	8,045.18
Aggregate Advances with respect to this Distribution	1,620,125.73	1,318,308.07	2,938,433.80

ADDITIONAL COLLATERAL INFORMATION
	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	1,883.16	3,350.91	5,234.07
Compensating Interest	(1,883.16)	(3,350.91)	(5,234.07)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	7.204003%	7.349821%	7.272214%
Current Deferred Interest	1,849,312.92	1,676,102.60	3,525,415.52
Cumulative Deferred Interest	1,849,312.92	1,676,102.60	3,525,415.52
Current Net Deferred Interest	162,124.45	0.00	162,124.45
Cumulative Net Deferred Interest	162,124.45	0.00	162,124.45

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Delinquency Report

TOTAL		< 1 PMT	1 PMT	2 PMTS	3+ PMTS	TOTAL

DELINQUENT	Balance		51,971,814.41	28,272,983.26	26,347,968.30	106,592,765.97
	% Balance		4.15%	2.26%	2.11%	8.52%
	# Loans		154	78	71	303
	% # Loans		4.21%	2.13%	1.94%	8.29%

FORECLOSURE	Balance	0.00	0.00	0.00	55,976,855.20	55,976,855.20
	% Balance	0.00%	0.00%	0.00%	4.47%	4.47%
	# Loans	0	0	0	146	146
	% # Loans	0.00%	0.00%	0.00%	4.00%	4.00%

BANKRUPTCY	Balance	3,932,374.15	935,292.19	0.00	6,159,622.51	11,027,288.85
	% Balance	0.31%	0.07%	0.00%	0.49%	0.88%
	# Loans	12	3	0	18	33
	% # Loans	0.33%	0.08%	0.00%	0.49%	0.90%

REO	Balance	0.00	0.00	0.00	12,610,319.78	12,610,319.78
	% Balance	0.00%	0.00%	0.00%	1.01%	1.01%
	# Loans	0	0	0	36	36
	% # Loans	0.00%	0.00%	0.00%	0.99%	0.99%

TOTAL	Balance	3,932,374.15	52,907,106.60	28,272,983.26	101,094,765.79	186,207,229.80
	% Balance	0.31%	4.23%	2.26%	8.08%	14.89%
	# Loans	12	157	78	271	518
	% # Loans	0.33%	4.30%	2.13%	7.42%	14.18%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

GROUP 1		< 1 PMT	1 PMT	2 PMTS	3+ PMTS	TOTAL

DELINQUENT	Balance		25,455,074.05	11,272,468.71	12,889,864.33	49,617,407.09
	% Balance		4.36%	1.93%	2.21%	8.50%
	# Loans		101	43	46	190
	% # Loans		4.28%	1.82%	1.95%	8.05%

FORECLOSURE	Balance	0.00	0.00	0.00	21,709,333.28	21,709,333.28
	% Balance	0.00%	0.00%	0.00%	3.72%	3.72%
	# Loans	0	0	0	82	82
	% # Loans	0.00%	0.00%	0.00%	3.47%	3.47%

BANKRUPTCY	Balance	1,468,893.32	935,292.19	0.00	3,395,400.69	5,799,586.20
	% Balance	0.25%	0.16%	0.00%	0.58%	0.99%
	# Loans	7	3	0	12	22
	% # Loans	0.30%	0.13%	0.00%	0.51%	0.93%

REO	Balance	0.00	0.00	0.00	5,885,609.57	5,885,609.57
	% Balance	0.00%	0.00%	0.00%	1.01%	1.01%
	# Loans	0	0	0	21	21
	% # Loans	0.00%	0.00%	0.00%	0.89%	0.89%

TOTAL	Balance	1,468,893.32	26,390,366.24	11,272,468.71	43,880,207.87	83,011,936.14
	% Balance	0.25%	4.52%	1.93%	7.52%	14.22%
	# Loans	7	104	43	161	315
	% # Loans	0.30%	4.41%	1.82%	6.82%	13.35%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

GROUP 2		< 1 PMT	1 PMT	2 PMTS	3+ PMTS	TOTAL

DELINQUENT	Balance		26,516,740.36	17,000,514.55	13,458,103.97	56,975,358.88
	% Balance		3.97%	2.55%	2.02%	8.54%
	# Loans		53	35	25	113
	% # Loans		4.10%	2.70%	1.93%	8.73%

FORECLOSURE	Balance	0.00	0.00	0.00	34,267,521.92	34,267,521.92
	% Balance	0.00%	0.00%	0.00%	5.13%	5.13%
	# Loans	0	0	0	64	64
	% # Loans	0.00%	0.00%	0.00%	4.95%	4.95%

BANKRUPTCY	Balance	2,463,480.83	0.00	0.00	2,764,221.82	5,227,702.65
	% Balance	0.37%	0.00%	0.00%	0.41%	0.78%
	# Loans	5	0	0	6	11
	% # Loans	0.39%	0.00%	0.00%	0.46%	0.85%

REO	Balance	0.00	0.00	0.00	6,724,710.21	6,724,710.21
	% Balance	0.00%	0.00%	0.00%	1.01%	1.01%
	# Loans	0	0	0	15	15
	% # Loans	0.00%	0.00%	0.00%	1.16%	1.16%

TOTAL	Balance	2,463,480.83	26,516,740.36	17,000,514.55	57,214,557.92	103,195,293.66
	% Balance	0.37%	3.97%	2.55%	8.57%	15.46%
	# Loans	5	53	35	110	203
	% # Loans	0.39%	4.10%	2.70%	8.50%	15.69%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

February 25, 2008 Distribution

REO Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became REO Property this Period:
121257408	1	347,650.00	364,232.14	01-May-2007	7.125%	CA - 79.60%	360	01-May-2005
121320960	2	385,600.00	416,776.21	01-Nov-2006	7.662%	FL - 80.00%	360	01-Aug-2005
121413994	2	386,400.00	417,579.25	01-Jul-2007	7.812%	VA - 80.00%	360	01-Sep-2005
121441875	1	312,000.00	327,243.33	01-May-2007	6.962%	CA - 80.00%	360	01-Jul-2005
121483997	2	428,000.00	467,855.81	01-Mar-2007	7.962%	CA - 80.00%	360	01-Aug-2005
121524025	1	318,400.00	341,811.37	01-Mar-2007	7.712%	CA - 80.00%	360	01-Aug-2005
121527504	1	128,250.00	136,413.91	01-Feb-2007	7.512%	WI - 95.00%	360	01-Aug-2005
121561810	2	457,500.00	498,871.78	01-Apr-2007	7.912%	CA - 75.00%	360	01-Aug-2005
121612079	1	311,250.00	339,744.73	01-Jun-2007	8.012%	VA - 75.00%	360	01-Sep-2005
121631555	2	435,000.00	471,773.07	01-Aug-2007	7.912%	VA - 75.00%	360	01-Sep-2005
121639224	2	439,500.00	480,924.65	01-Jan-2007	8.062%	CA - 75.00%	360	01-Sep-2005
121810627	2	419,920.00	455,434.16	01-Aug-2007	7.712%	VA - 80.00%	360	01-Sep-2005
121823007	1	188,000.00	191,318.15	01-Mar-2007	7.812%	CO - 78.33%	360	01-Oct-2005
121833057	1	150,500.00	163,109.74	01-Feb-2007	7.912%	KS - 79.84%	360	01-Oct-2005
TOTAL		4,707,970.00	5,073,088.30

Became REO Property in a Prior Period:
121350333	1	243,750.00	264,711.57	01-Dec-2006	7.762%	MA - 70.65%	360	01-Sep-2005
121415470	2	448,000.00	481,454.16	01-Dec-2006	7.312%	CA - 80.00%	360	01-Aug-2005
121428762	1	365,680.00	395,277.29	01-Dec-2006	8.112%	CA - 70.00%	360	01-Aug-2005
121449985	1	319,400.00	348,686.23	01-Jul-2006	7.912%	VA - 74.80%	360	01-Aug-2005
121474102	1	244,800.00	268,645.39	01-Sep-2006	8.112%	FL - 80.00%	360	01-Aug-2005
121490232	2	456,000.00	487,521.09	01-Nov-2006	7.512%	CA - 80.00%	360	01-Aug-2005
121500221	1	321,750.00	351,251.61	01-Sep-2006	7.912%	CA - 75.00%	360	01-Aug-2005
121505552	2	408,000.00	443,058.42	01-Jan-2007	7.750%	CA - 80.00%	360	01-Jul-2005
121509712	1	236,720.00	255,641.73	01-Jan-2007	7.912%	FL - 80.00%	360	01-Oct-2005
121509778	1	320,000.00	345,991.24	01-Oct-2006	7.612%	FL - 80.00%	360	01-Aug-2005
121581957	1	93,750.00	101,017.72	01-Sep-2006	7.462%	OH - 75.00%	360	01-Sep-2005
121596924	2	370,200.00	395,371.76	01-Jun-2007	7.212%	VA - 79.61%	360	01-Sep-2005
121599975	1	120,000.00	130,831.55	01-Jun-2006	7.862%	FL - 80.00%	360	01-Aug-2005
121654077	1	268,000.00	290,600.36	01-Mar-2007	7.812%	VA - 80.00%	360	01-Sep-2005
121657637	2	360,000.00	391,452.90	01-Jan-2007	7.812%	CA - 79.12%	360	01-Sep-2005
121664846	2	393,750.00	427,226.97	01-Aug-2006	7.812%	CA - 75.00%	360	01-Sep-2005
121693206	2	402,750.00	436,175.21	01-Feb-2007	7.662%	CA - 75.00%	360	01-Aug-2005
121713653	2	636,000.00	453,234.77	01-Jul-2006	7.662%	CA - 80.00%	360	01-Sep-2005
121717692	1	220,000.00	237,513.81	01-Feb-2007	8.125%	AZ - 80.00%	360	01-Aug-2005
121751049	1	353,000.00	383,777.24	01-Aug-2006	7.812%	CA - 80.00%	360	01-Sep-2005
121784112	1	296,000.00	321,049.51	01-Jan-2006	7.712%	GA - 80.00%	360	01-Sep-2005
121819992	1	300,000.00	326,740.95	01-Mar-2007	8.012%	CA - 75.00%	360	01-Oct-2005
TOTAL		7,177,550.00	7,537,231.48

TOTAL		11,885,520.00	12,610,319.78

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Foreclosure Report

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

Became Foreclosure Property this Period:
120968099	1	248,900.00	272,385.25	01-May-2007	7.162%	CA - 79.97%	360	01-Aug-2005
121182426	2	447,000.00	479,634.86	01-Sep-2007	7.262%	NY - 79.82%	360	01-Aug-2005
121194903	2	370,850.00	397,888.11	01-Aug-2007	7.412%	CA - 79.99%	360	01-Aug-2005
121304449	1	359,000.00	366,631.49	01-Sep-2007	6.912%	AZ - 79.88%	360	01-Aug-2005
121340519	1	208,000.00	222,334.67	01-Aug-2007	7.662%	CA - 80.00%	360	01-Sep-2005
121344382	1	180,296.00	196,147.33	01-Sep-2007	7.912%	FL - 74.72%	360	01-Aug-2005
121352474	1	344,000.00	374,978.20	01-Aug-2007	7.912%	VA - 80.00%	360	01-Aug-2005
121354690	1	252,000.00	273,156.30	01-Sep-2007	7.812%	FL - 76.36%	360	01-Sep-2005
121375214	1	304,000.00	326,427.89	01-Sep-2007	7.362%	MA - 80.00%	360	01-Sep-2005
121388116	2	620,000.00	665,434.28	01-Sep-2007	7.250%	CA - 80.00%	360	01-Jun-2005
121393600	2	446,250.00	486,349.42	01-Aug-2007	7.912%	CA - 75.00%	360	01-Sep-2005
121393887	1	176,000.00	192,301.57	01-Aug-2007	8.062%	CA - 80.00%	360	01-Sep-2005
121396287	2	432,000.00	459,539.15	01-Aug-2007	7.162%	MI - 80.00%	360	01-Aug-2005
121407911	1	168,000.00	181,538.58	01-Sep-2007	7.912%	FL - 80.00%	360	01-Aug-2005
121416668	1	104,000.00	110,492.94	01-Aug-2007	7.162%	LA - 80.00%	360	01-Sep-2005
121416670	2	400,000.00	417,042.04	01-Aug-2007	7.612%	NJ - 79.84%	360	01-Sep-2005
121438480	1	342,400.00	369,477.45	01-Aug-2007	7.562%	VA - 80.00%	360	01-Aug-2005
121439811	1	146,400.00	160,060.76	01-Dec-2006	8.012%	FL - 80.00%	360	01-Aug-2005
121479761	1	93,750.00	102,457.40	01-May-2007	8.012%	FL - 75.00%	360	01-Aug-2005
121484986	2	472,000.00	508,871.14	01-Sep-2007	7.512%	CA - 80.00%	360	01-Aug-2005
121487498	2	500,000.00	547,174.39	01-Aug-2007	8.012%	CA - 74.07%	360	01-Aug-2005
121487512	2	405,000.00	436,217.89	01-Aug-2007	7.562%	CA - 68.07%	360	01-Aug-2005
121488528	2	383,500.00	417,005.91	01-Sep-2007	7.812%	CA - 78.27%	360	01-Sep-2005
121494634	1	159,600.00	171,087.38	01-Jun-2007	7.812%	MI - 95.00%	360	01-Aug-2005
121507418	1	208,000.00	226,604.22	01-Sep-2007	7.912%	FL - 72.98%	360	01-Aug-2005
121518332	1	261,000.00	270,128.68	01-Sep-2007	7.612%	FL - 75.00%	360	01-Aug-2005
121520780	2	405,000.00	433,536.22	01-Sep-2007	7.162%	FL - 77.89%	360	01-Aug-2005
121528103	2	400,000.00	434,214.10	01-Aug-2007	7.712%	IL - 80.00%	360	01-Aug-2005
121538197	2	560,000.00	610,548.10	01-May-2007	7.862%	NV - 80.00%	360	01-Aug-2005
121542971	1	260,000.00	269,016.63	01-Aug-2007	7.712%	CA - 80.00%	360	01-Sep-2005
121545135	1	328,000.00	353,964.37	01-Aug-2007	7.512%	CA - 80.00%	360	01-Sep-2005
121548474	1	257,250.00	277,184.54	01-Sep-2007	7.412%	CA - 75.00%	360	01-Aug-2005
121551777	2	439,600.00	471,190.95	01-Aug-2007	7.212%	CA - 80.00%	360	01-Aug-2005
121553104	1	165,000.00	179,183.13	01-Sep-2007	7.712%	IL - 79.71%	360	01-Aug-2005
121553502	1	189,500.00	206,726.41	01-Aug-2007	7.912%	IL - 78.96%	360	01-Aug-2005
121561708	1	167,000.00	181,127.14	01-Aug-2007	7.712%	FL - 69.58%	360	01-Sep-2005
121562567	1	354,000.00	383,056.69	01-Jul-2007	7.562%	CA - 75.00%	360	01-Jul-2005
121564257	1	225,000.00	243,916.59	01-Sep-2007	7.712%	CA - 56.96%	360	01-Sep-2005
121572450	1	332,500.00	357,915.23	01-Aug-2007	7.412%	FL - 70.00%	360	01-Sep-2005
121583359	2	425,000.00	461,351.27	01-Jul-2007	7.762%	CA - 78.70%	360	01-Sep-2005
121601676	2	440,000.00	482,126.75	01-Aug-2007	8.000%	CA - 80.00%	360	01-Jul-2005
121632182	1	415,000.00	449,913.08	01-Aug-2007	7.812%	HI - 79.67%	360	01-Sep-2005
121635509	1	313,500.00	341,227.11	01-Aug-2007	7.912%	FL - 75.00%	360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121639582	2	681,000.00	739,688.23	01-Sep-2007	7.750%	CA - 75.00%	360	01-Aug-2005
121648278	2	497,600.00	540,980.82	01-Sep-2007	7.812%	CA - 80.00%	360	01-Sep-2005
121656449	2	360,000.00	393,366.11	01-Aug-2007	8.012%	CA - 71.29%	360	01-Sep-2005
121657441	2	424,000.00	460,210.69	01-Sep-2007	7.812%	CA - 75.71%	360	01-Oct-2005
121670702	1	271,920.00	294,187.52	01-May-2007	7.612%	WA - 80.00%	360	01-Sep-2005
121674451	1	225,000.00	242,657.52	01-Aug-2007	7.712%	NJ - 72.12%	360	01-Oct-2005
121686287	2	500,000.00	540,214.65	01-Sep-2007	7.662%	CA - 79.37%	360	01-Oct-2005
121690518	1	120,000.00	131,593.78	01-Aug-2007	8.162%	CA - 75.00%	360	01-Sep-2005
121704444	2	524,000.00	566,087.28	01-Aug-2007	7.562%	CA - 80.00%	360	01-Sep-2005
121706009	2	520,000.00	567,359.46	01-Oct-2007	8.012%	CA - 80.00%	360	01-Oct-2005
121706837	1	210,000.00	227,693.95	01-Sep-2007	8.012%	NJ - 75.00%	360	01-Oct-2005
121719769	1	340,000.00	371,571.92	01-Sep-2007	8.012%	CA - 74.73%	360	01-Sep-2005
121723085	2	365,000.00	389,335.73	01-Aug-2007	7.500%	CA - 80.00%	360	01-Aug-2005
121755427	1	333,750.00	364,084.42	01-Aug-2007	8.012%	CA - 75.00%	360	01-Oct-2005
121758624	2	464,800.00	499,694.86	01-Sep-2007	7.362%	CA - 80.00%	360	01-Sep-2005
121761256	1	348,000.00	378,494.88	01-Apr-2007	7.912%	CA - 80.00%	360	01-Oct-2005
121765320	2	384,040.00	408,674.68	01-Sep-2007	7.712%	CA - 80.00%	360	01-Sep-2005
121778949	1	328,000.00	356,225.35	01-Aug-2007	7.912%	CA - 80.00%	360	01-Oct-2005
121794156	1	308,000.00	329,980.08	01-Aug-2007	7.712%	FL - 80.00%	360	01-Sep-2005
121815091	1	206,250.00	222,060.03	01-Sep-2007	8.012%	CA - 75.00%	360	01-Oct-2005
121837936	2	485,600.00	518,869.31	01-Aug-2007	7.212%	NY - 80.00%	360	01-Oct-2005
TOTAL		21,605,256.00	23,310,596.88

Became Foreclosure Property in a Prior Period:
120397767	2	603,000.00	651,090.31	01-Aug-2006	7.500%	NJ - 90.00%	360	01-May-2005
120397846	1	108,800.00	118,998.86	01-Aug-2006	8.125%	OK - 80.00%	360	01-Mar-2005
120397907	1	252,000.00	273,128.79	01-Jul-2007	7.625%	CA - 80.00%	360	01-Jul-2005
121053382	1	335,000.00	421,398.19	01-May-2007	8.112%	CA - 51.94%	360	01-May-2005
121193550	2	650,000.00	688,431.26	01-Jun-2007	7.212%	NY - 67.01%	360	01-Aug-2005
121234796	2	360,000.00	386,420.76	01-Mar-2007	7.312%	MI - 80.00%	360	01-Aug-2005
121338154	2	409,720.00	438,259.55	01-Jul-2007	7.212%	CA - 80.00%	360	01-Oct-2005
121342427	2	691,000.00	720,835.78	01-May-2007	7.512%	FL - 67.42%	360	01-Aug-2005
121350254	2	382,500.00	413,372.98	01-Mar-2007	7.712%	FL - 75.00%	360	01-Aug-2005
121351592	2	580,000.00	621,469.58	01-Jul-2007	7.212%	CA - 80.00%	360	01-Aug-2005
121407608	2	500,000.00	539,112.08	01-Jun-2007	7.812%	CA - 70.42%	360	01-Jul-2005
121410105	1	192,000.00	207,693.08	01-Apr-2007	7.562%	NJ - 80.00%	360	01-Aug-2005
121447058	1	92,800.00	99,454.84	01-Mar-2007	7.212%	OH - 80.00%	360	01-Aug-2005
121456779	2	500,000.00	537,882.05	01-Sep-2006	7.962%	NY - 70.92%	360	01-Sep-2005
121462541	1	250,000.00	269,957.23	01-Dec-2006	7.512%	NJ - 62.50%	360	01-Aug-2005
121472551	2	418,394.00	448,982.21	01-May-2007	7.262%	CA - 80.00%	360	01-Aug-2005
121476979	1	148,000.00	159,672.34	01-Jun-2007	7.462%	AZ - 71.15%	360	01-Aug-2005
121484136	2	420,000.00	456,713.77	01-Dec-2006	7.762%	CA - 80.00%	360	01-Aug-2005
121487587	1	196,000.00	213,412.44	01-Jul-2007	7.812%	CA - 80.00%	360	01-Aug-2005
121493840	1	212,000.00	228,781.70	01-Apr-2007	7.512%	MA - 75.99%	360	01-Sep-2005
121513231	2	420,000.00	454,844.09	01-Jul-2007	7.612%	CA - 57.14%	360	01-Aug-2005
121515746	1	348,000.00	378,039.48	01-Jun-2007	7.962%	NY - 80.00%	360	01-Jul-2005
121519964	1	180,000.00	196,221.32	01-Jun-2007	7.912%	MN - 80.00%	360	01-Sep-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121523991	2	472,440.00	523,077.25	01-Jan-2007	7.812%	CA - 79.40%	360	01-Aug-2005
121528083	2	633,750.00	688,410.95	01-Jun-2007	7.862%	CA - 75.00%	360	01-Sep-2005
121538989	1	104,000.00	111,275.39	01-Jan-2007	7.712%	PA - 80.00%	360	01-Aug-2005
121539993	2	900,000.00	973,253.89	01-Nov-2006	7.612%	CT - 75.00%	360	01-Sep-2005
121542020	1	316,000.00	333,553.08	01-Jul-2007	7.462%	MA - 92.94%	360	01-Oct-2005
121542104	2	437,500.00	472,721.51	01-Jan-2007	7.612%	FL - 70.00%	360	01-Oct-2005
121552092	1	312,000.00	336,262.14	01-Feb-2007	7.612%	CO - 80.00%	360	01-Sep-2005
121555840	2	704,000.00	769,241.50	01-May-2006	7.962%	NJ - 80.00%	360	01-Aug-2005
121564989	1	300,000.00	326,238.55	01-Apr-2007	7.812%	FL - 75.00%	360	01-Aug-2005
121565927	1	280,000.00	301,275.24	01-Jan-2007	8.012%	NJ - 64.37%	360	01-Sep-2005
121567130	1	268,000.00	282,331.30	01-May-2007	7.512%	MN - 80.00%	360	01-Sep-2005
121578636	1	223,200.00	242,474.84	01-Jun-2007	7.812%	IL - 80.00%	360	01-Sep-2005
121582675	1	318,700.00	348,812.98	01-Jul-2007	8.012%	CA - 65.31%	360	01-Aug-2005
121586397	2	656,250.00	706,437.15	01-May-2007	7.462%	CA - 75.00%	360	01-Sep-2005
121589056	2	440,000.00	474,633.32	01-Jul-2007	7.462%	CA - 80.00%	360	01-Aug-2005
121589498	1	334,500.00	357,315.27	01-Jul-2007	7.912%	CA - 75.68%	360	01-Aug-2005
121593293	2	384,000.00	414,244.28	01-May-2007	7.512%	MA - 80.00%	360	01-Sep-2005
121601674	2	469,600.00	506,863.41	01-Jul-2007	8.000%	CA - 80.00%	360	01-Aug-2005
121602388	2	567,000.00	610,139.15	01-Oct-2006	7.362%	NJ - 70.00%	360	01-Aug-2005
121606348	2	412,500.00	450,909.65	01-Apr-2007	8.062%	NJ - 75.00%	360	01-Sep-2005
121610484	2	579,200.00	625,662.98	01-Jun-2007	7.562%	CA - 80.00%	360	01-Sep-2005
121611507	2	450,000.00	485,008.74	01-Jul-2006	7.462%	NJ - 76.27%	360	01-Sep-2005
121612709	1	188,000.00	204,623.90	01-Jun-2006	7.912%	NJ - 80.00%	360	01-Oct-2005
121613455	1	110,000.00	118,176.33	01-Apr-2007	7.912%	MA - 52.38%	360	01-Sep-2005
121629998	1	240,000.00	260,968.79	01-Dec-2006	7.812%	MN - 80.00%	360	01-Sep-2005
121636615	1	124,000.00	135,718.61	01-Oct-2006	8.012%	FL - 80.00%	360	01-Aug-2005
121640551	1	200,000.00	218,538.41	01-Dec-2006	8.012%	FL - 74.07%	360	01-Sep-2005
121644345	1	328,000.00	357,072.40	01-Jun-2007	7.812%	CA - 80.00%	360	01-Aug-2005
121648802	1	283,100.00	300,913.12	01-Jan-2007	7.812%	FL - 95.00%	360	01-Sep-2005
121653298	2	396,000.00	429,512.04	01-May-2007	7.712%	CT - 75.00%	360	01-Sep-2005
121677422	1	279,950.00	303,155.42	01-Jul-2006	7.662%	FL - 79.99%	360	01-Sep-2005
121678343	1	316,800.00	345,252.74	01-May-2007	7.912%	FL - 80.00%	360	01-Sep-2005
121680377	1	294,000.00	315,852.92	01-Apr-2007	7.912%	FL - 70.00%	360	01-Sep-2005
121681286	1	300,000.00	305,729.70	01-Jun-2007	7.712%	IL - 77.72%	360	01-Oct-2005
121693219	2	999,000.00	1,087,408.72	01-Apr-2007	7.812%	CA - 71.10%	360	01-Aug-2005
121698556	2	910,000.00	980,869.48	01-Apr-2006	7.512%	NJ - 70.00%	360	01-Oct-2005
121701310	1	229,450.00	247,144.87	01-Jul-2007	7.500%	CA - 68.09%	360	01-Aug-2005
121707105	1	162,000.00	175,872.13	01-Sep-2006	7.812%	NY - 74.83%	360	01-Oct-2005
121713642	1	312,000.00	338,658.59	01-Apr-2007	7.912%	CA - 79.80%	360	01-Oct-2005
121716492	2	476,000.00	514,737.83	01-Jul-2007	7.662%	CA - 80.00%	360	01-Oct-2005
121719173	1	208,000.00	227,457.86	01-Jan-2007	8.112%	IL - 80.00%	360	01-Oct-2005
121751903	1	164,000.00	176,738.04	01-Feb-2007	7.712%	IL - 80.00%	360	01-Oct-2005
121753654	1	112,000.00	121,664.36	01-Mar-2007	7.812%	FL - 80.00%	360	01-Sep-2005
121769931	1	282,000.00	302,778.06	01-Feb-2007	7.312%	CA - 80.00%	360	01-Sep-2005
121773192	1	335,000.00	362,779.33	01-Jun-2007	7.712%	MA - 56.30%	360	01-Oct-2005
121776468	2	463,000.00	500,282.60	01-Aug-2006	7.562%	NY - 67.59%	360	01-Sep-2005
121781338	2	540,000.00	570,980.20	01-Apr-2007	7.762%	NY - 80.00%	360	01-Oct-2005

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Loan Number		Original	Stated		Current	State &		First
&		Principal	Principal	Paid to	Note	LTV at	Original	Payment
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
121792813	1	270,199.00	293,528.91	01-Jul-2007	7.812%	CA - 80.00%	360	01-Sep-2005
121795621	1	315,000.00	343,689.07	01-May-2007	8.012%	FL - 75.00%	360	01-Oct-2005
121798807	2	461,250.00	501,974.14	01-Apr-2007	7.912%	NY - 75.00%	360	01-Oct-2005
121801463	2	378,000.00	409,988.63	01-Sep-2007	7.712%	CA - 70.00%	360	01-Sep-2005
121812666	2	431,250.00	467,672.75	01-Mar-2007	7.762%	FL - 75.00%	360	01-Oct-2005
121818566	2	416,000.00	448,308.06	01-Jul-2007	7.512%	NV - 80.00%	360	01-Oct-2005
121830714	1	310,950.00	331,641.76	01-Jul-2007	7.625%	CA - 90.00%	360	01-Sep-2005
121831681	2	537,000.00	576,395.41	01-Jul-2007	7.250%	CA - 80.00%	360	01-Sep-2005
121845554	1	245,250.00	264,550.93	01-Jul-2007	7.812%	FL - 75.00%	360	01-Oct-2005
121850643	1	262,400.00	285,602.70	01-Jul-2007	7.912%	FL - 80.00%	360	01-Oct-2005
121854581	1	171,750.00	186,936.79	01-Jul-2007	7.912%	FL - 75.00%	360	01-Oct-2005
121897755	2	362,400.00	388,767.46	01-Apr-2007	7.462%	MD - 80.00%	360	01-Oct-2005
TOTAL		30,225,603.00	32,666,258.32

TOTAL		51,830,859.00	55,976,855.20

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total

Current

Number of Paid in Full Loans	4	21	25
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	4	21	25
Curtailments Amount	(1,417,616.27)	(1,514,166.83)	(2,931,783.10)
Paid in Full Balance	1,687,188.47	4,653,086.94	6,340,275.41
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	269,572.20	3,138,920.11	3,408,492.31
Cumulative

Number of Paid in Full Loans	1,243	2,479	3,722
Number of Repurchased Loans	11	25	36
Total Number of Loans Prepaid in Full	1,254	2,504	3,758
Paid in Full Balance	640,592,695.13	595,742,240.87	1,236,334,936.00
Repurchased Loans Balance	7,369,484.66	6,438,318.87	13,807,803.53
Curtailments Amount	(52,162,797.20)	(46,284,309.39)	(98,447,106.59)
Total Prepayment Amount	595,799,382.59	555,896,250.35	1,151,695,632.94

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 25, 2008 Distribution

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total

SMM	0.21%	0.72%	0.45%
3 Months Avg SMM	0.33%	0.87%	0.59%
12 Months Avg SMM	1.84%	2.06%	1.94%
Avg SMM Since Cut-off	2.19%	2.29%	2.24%

CPR	2.52%	8.30%	5.26%
3 Months Avg CPR	3.93%	9.95%	6.80%
12 Months Avg CPR	19.94%	22.10%	20.96%
Avg CPR Since Cut-off	23.31%	24.29%	23.77%

PSA	41.94%	138.25%	87.67%
3 Months Avg PSA Approximation	67.07%	170.78%	116.38%
12 Months Avg PSA Approximation	400.75%	447.39%	422.74%
Avg PSA Since Cut-off Approximation	709.09%	748.05%	727.39%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Mar-06
Sep-06
Mar-07
Sep-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Mar-06
Sep-06
Mar-07
Sep-07

PSA by Groups

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Mar-06
Sep-06
Mar-07
Sep-07
Group 1
Group 2

Total PSA

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Mar-06
Sep-06
Mar-07
Sep-07

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
February 25, 2008 Distribution

CPR Avg since Cut-Off by Groups

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Mar-06
Sep-06
Mar-07
Sep-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
Mar-06
Sep-06
Mar-07
Sep-07

PSA Avg since Cut-Off by Groups

1,400.00%
1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
700.00%
Mar-06
Sep-06
Mar-07
Sep-07
Group 1
Group 2

Total PSA Avg since Cut-Off

1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
700.00%
Mar-06
Sep-06
Mar-07
Sep-07

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidated Balances)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m):	1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 25, 2008 Distribution

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total

SMM	0.04%	0.53%	0.27%
3 Months Avg SMM	0.28%	0.74%	0.49%
12 Months Avg SMM	1.79%	2.01%	1.89%
Avg SMM Since Cut-off	2.17%	2.27%	2.22%

CPR	0.48%	6.22%	3.21%
3 Months Avg CPR	3.26%	8.54%	5.77%
12 Months Avg CPR	19.44%	21.62%	20.47%
Avg CPR Since Cut-off	23.11%	24.09%	23.58%

PSA	8.04%	103.72%	53.45%
3 Months Avg PSA Approximation	55.74%	146.60%	98.83%
12 Months Avg PSA Approximation	390.73%	437.58%	412.84%
Avg PSA Since Cut-off Approximation	703.10%	742.07%	721.41%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Mar-06
Sep-06
Mar-07
Sep-07
Group 1
Group 2

Total CPR

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Mar-06
Sep-06
Mar-07
Sep-07

PSA by Groups

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Mar-06
Sep-06
Mar-07
Sep-07
Group 1
Group 2

Total PSA

1,600.00%
1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
Mar-06
Sep-06
Mar-07
Sep-07

IndyMac INDX Mortgage Loan Trust	2005-AR18
Mortgage Pass-Through Certificates
February 25, 2008 Distribution

CPR Avg since Cut-Off by Groups

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
Mar-06
Sep-06
Mar-07
Sep-07
Group 1
Group 2

Total CPR Avg since Cut-Off

28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
Mar-06
Sep-06
Mar-07
Sep-07

PSA Avg since Cut-Off by Groups

1,400.00%
1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
700.00%
Mar-06
Sep-06
Mar-07
Sep-07
Group 1
Group 2

Total PSA Avg since Cut-Off

1,300.00%
1,200.00%
1,100.00%
1,000.00%
900.00%
800.00%
700.00%
Mar-06
Sep-06
Mar-07
Sep-07

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.20%*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m):	1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month:	AvgCPRn,m/(0.20%*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)
Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 25, 2008 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
Loan Number			Original			Current	State &	Type Prepayment	First
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date
121247828	1		100,000.00	108,275.09	04-Feb-2008	7.712%	RI - 39.53%	Paid Off - 360	01-Aug-2005
121478769	1		287,000.00	285,439.57	24-Jan-2008	7.612%	FL - 65.23%	Paid Off - 360	01-Aug-2005
121486602	1		165,000.00	178,616.34	31-Jan-2008	7.712%	MD - 40.74%	Paid Off - 360	01-Aug-2005
121488861	1		225,500.00	241,488.59	05-Feb-2008	7.612%	CA - 79.97%	Paid Off - 360	01-Sep-2005
121506359	1		168,000.00	183,622.32	16-Jan-2008	8.087%	FL - 80.00%	Paid Off - 360	01-Aug-2005
121533422	1		177,500.00	175,969.88	14-Feb-2008	7.512%	NY - 51.45%	Paid Off - 360	01-Aug-2005
121559269	1		73,000.00	76,081.69	16-Jan-2008	8.337%	IN - 49.32%	Paid Off - 360	01-Sep-2005
121593814	1		140,800.00	152,967.98	23-Jan-2008	7.912%	OR - 80.00%	Paid Off - 360	01-Aug-2005
121606784	1		193,500.00	195,747.96	18-Jan-2008	7.812%	TN - 79.96%	Paid Off - 360	01-Sep-2005
121626784	2		372,000.00	403,258.84	25-Jan-2008	7.812%	MA - 80.00%	Paid Off - 360	01-Sep-2005
121668181	2		360,000.00	391,201.49	01-Feb-2008	7.912%	VA - 72.00%	Paid Off - 360	01-Sep-2005
121687770	1		357,500.00	383,438.20	30-Jan-2008	7.512%	WA - 52.19%	Paid Off - 360	01-Sep-2005
121701306	1		268,000.00	281,969.53	01-Feb-2008	7.500%	NV - 80.00%	Paid Off - 360	01-Aug-2005
121755767	1		235,000.00	242,365.71	05-Feb-2008	8.012%	CA - 71.21%	Paid Off - 360	01-Sep-2005
121763549	1		172,000.00	178,426.31	04-Feb-2008	7.912%	CO - 80.00%	Paid Off - 360	01-Sep-2005
121771992	2		464,000.00	498,403.82	17-Jan-2008	7.512%	CA - 78.64%	Paid Off - 360	01-Sep-2005
121800251	1		112,500.00	119,675.06	01-Feb-2008	7.262%	AL - 75.00%	Paid Off - 360	01-Sep-2005
121809080	1		167,250.00	179,035.18	17-Jan-2008	7.912%	DC - 75.00%	Paid Off - 360	01-Aug-2005
121827453	1		212,250.00	228,905.50	29-Jan-2008	8.012%	FL - 75.00%	Paid Off - 360	01-Oct-2005
121865122	1		216,800.00	226,191.93	05-Feb-2008	7.262%	CO - 79.41%	Paid Off - 360	01-Oct-2005
121865689	1		300,001.00	307,627.13	29-Jan-2008	7.912%	NY - 68.18%	Paid Off - 360	01-Oct-2005
121867775	1		348,750.00	376,609.05	31-Jan-2008	7.712%	AZ - 75.00%	Paid Off - 360	01-Oct-2005
121875833	1		247,000.00	267,848.96	24-Jan-2008	7.912%	FL - 79.68%	Paid Off - 360	01-Oct-2005
121893624	1		255,000.00	262,784.96	29-Jan-2008	7.612%	CA - 46.79%	Paid Off - 360	01-Oct-2005
121908941	2		366,000.00	394,324.32	01-Feb-2008	7.612%	CA - 20.33%	Paid Off - 360	01-Oct-2005

TOTAL			5,984,351.00	6,340,275.41

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 25, 2008 Distribution

Realized Loss Report
COLLATERAL REALIZED LOSSES
	Group 2	Group 1	Total

Current
Number of Loans Liquidated	2	5	7
Collateral Principal Realized Loss/(Gain) Amount	172,627.49	506,086.10	678,713.59
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	976,795.92	581,568.38	1,558,364.30
Cumulative
Number of Loans Liquidated	8	16	24
Collateral Realized Loss/(Gain) Amount	486,873.07	1,185,213.26	1,672,086.33
Net Liquidation Proceeds	3,848,498.56	2,543,787.75	6,392,286.31

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total

MDR	0.17%	0.19%	0.18%
3 Months Avg MDR	0.06%	0.13%	0.09%
12 Months Avg MDR	0.05%	0.05%	0.05%
Avg MDR Since Cut-off	0.02%	0.02%	0.02%

CDR	2.04%	2.20%	2.12%
3 Months Avg CDR	0.69%	1.53%	1.08%
12 Months Avg CDR	0.61%	0.61%	0.61%
Avg CDR Since Cut-off	0.25%	0.25%	0.25%

SDA	340.51%	366.32%	352.59%
3 Months Avg SDA Approximation	116.56%	261.94%	184.79%
12 Months Avg SDA Approximation	122.22%	123.46%	122.63%
Avg SDA Since Cut-off Approximation	76.72%	77.93%	77.15%

Principal Only Loss Severity Approx for Current Period	15.02%	46.53%	30.34%
3 Months Avg Loss Severity Approximation	15.24%	41.82%	32.92%
12 Months Avg Loss Severity Approximation	11.23%	31.78%	20.73%
Avg Loss Severity Approximation Since Cut-Off	11.23%	31.78%	20.73%

Principal & Interest Loss Severity Approx for Current Period	15.02%	46.53%	30.34%
3 Months Avg Loss Severity Approximation	15.24%	41.82%	32.92%
12 Months Avg Loss Severity Approximation	11.23%	31.78%	20.73%
Avg Loss Severity Approximation Since Cut-Off	11.23%	31.78%	20.73%

IndyMac INDX Mortgage Loan Trust 2005-AR18
Mortgage Pass-Through Certificates
February 25, 2008 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)* *(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
Principal Only Loss Severity Approximation for current period:
Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Principal & Interest Loss Severity Approximation for current period:
Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month:
Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.
All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Realized Loss Detail Report

Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)
121277360	1	REO	7.562%	TX - 70.78%	360	205,900.93		112,318.38	112,318.38
121492699	1	REO	7.712%	VA - 80.00%	360	202,023.05		90,238.03	90,238.03
121557261	1	REO	7.712%	MI - 95.00%	360	187,400.63		193,961.52	193,961.52
121650185	1	REO	8.112%	FL - 70.00%	360	127,986.16		38,318.21	38,318.21
121862444	1	REO	7.537%	CA - 79.98%	360	364,343.71		70,109.05	70,109.05
121366767	1		0.000%	CA - 79.81%	360	0.00	Revision	(80.02)	(80.02)
121523429	1		0.000%	PA - 69.91%	360	0.00	Revision	399.50	399.50
121569030	1		0.000%	CA - 80.00%	360	0.00	Revision	888.45	888.45
121690974	1		0.000%	AZ - 80.00%	360	0.00	Revision	10.50	10.50
121717716	1		0.000%	CA - 80.00%	360	0.00	Revision	(77.52)	(77.52)
121084319	2	REO	7.262%	CA - 73.75%	360	630,490.96		120,572.68	120,572.68
121723728	2	REO	7.875%	CA - 80.00%	360	518,932.45		52,054.81	52,054.81

TOTAL						2,237,077.89		678,713.59	678,713.59

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Stepdown Date has occurred			No
Optional Termination Date			No
Does an Event of Default Exist			No

Trigger Event Exist (Delq Trig= Y or Loss Trig= Y)			Yes

Delinquency Trigger
Does Delinquency Trigger Event Exist (a > b)			Yes
(a) Rolling Six Month 60+ Balance			100,885,998.07
(b) 50% of Aggregate Balance of Sub. Certificates			98,207,521.93

Cumulative Loss Trigger(Into effect from Oct. 2015)
Does a Loss Trigger Event Exist (a > b)			No
(a) Cum. Loss as Pct. of Orig. Sub. Cert. Bal. (i / ii)			0.8404%
(b) Cumulative Loss Trigger Percentage Threshold			0.0000%
(i) Cumulative Realized Loss			1,672,086.33
(ii) Orig. Sub. Certificate Balance			198,973,015.79

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Senior Percentage	84.539163%	84.176110%	84.369333%
Next Senior Percentage	84.532918%	84.148227%	84.353453%
Current Subordinate Percentage	15.460837%	15.823890%	15.630667%
Next Subordinate Percentage	15.467082%	15.851773%	15.646547%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Next Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Next Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
MTA			4.662000%

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Additional Certificate Report

ADDITIONAL CERTIFICATE REPORT

	Interest	NET WAC
	Carryfrwd	Shortfall
CLASS	UnPaid	Paid
1-A-1	$0.00	$0.00
1-A-2	$0.00	$0.00
1-A-3A	$0.00	$0.00
1-A-3B	$0.00	$0.00
2-A-1A	$0.00	$0.00
2-A-1B	$0.00	$0.00
2-A-2A	$0.00	$0.00
2-A-2B	$0.00	$0.00
2-A-2C	$0.00	$0.00
2-A-3A	$0.00	$0.00
2-A-3B	$0.00	$0.00
B-1	$0.00	$0.00
B-2	$0.00	$0.00
B-3	$0.00	$0.00
B-4	$0.00	$0.00
B-5	$0.00	$0.00
B-6	$0.00	$0.00
B-7	$0.00	$0.00
B-8	$0.00	$0.00
B-9	$0.00	$0.00
B-10	$0.00	$0.00
B-11	$0.00	$0.00

IndyMac INDX Mortgage Loan Trust 2005-AR18

Mortgage Pass-Through Certificates

February 25, 2008 Distribution

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	4,223,029.22	3,782,268.17	8,005,297.40
Current Scheduled Payments 1 Month Prior	4,314,645.91	3,891,787.99	8,206,433.90
Current Scheduled Payments 2 Month Prior	4,376,343.12	3,955,261.49	8,331,604.62
Current Scheduled Payments 3 Month Prior	4,435,232.35	4,046,325.93	8,481,558.28
Current Scheduled Payments 4 Month Prior	4,519,290.69	4,142,183.85	8,661,474.54
Current Scheduled Payments 5 Month Prior	4,616,858.65	4,245,284.29	8,862,142.94
Current Scheduled Payments 6 Month Prior	4,721,004.41	4,365,334.16	9,086,338.57
Current Scheduled Payments 7 Month Prior	4,875,561.39	4,478,943.96	9,354,505.36
Current Scheduled Payments 8 Month Prior	5,005,347.20	4,571,664.70	9,577,011.90
Current Scheduled Payments 9 Month Prior	5,116,181.10	4,717,623.84	9,833,804.94
Current Scheduled Payments 10 Month Prior	5,318,928.89	4,825,466.32	10,144,395.20
Current Scheduled Payments 11 Month Prior	5,442,393.95	4,986,588.22	10,428,982.17

ANNEX D

D-1

PROSPECTUS

INDYMAC MBS, INC.
Depositor

Mortgage Pass-Through Certificates
Mortgage Pass-Through Notes
(Issuable in Series)

Please carefully consider our discussion of some of the risks of investing in the securities under “Risk Factors” beginning on page 5.

The securities will represent obligations of the related issuing entity only and will not represent an interest in or obligation of IndyMac MBS, Inc., any originator, any seller, any servicer, or any of their affiliates.

The Trusts

Each issuing entity will be established to hold assets transferred to it by IndyMac MBS, Inc. The assets in each issuing entity will be specified in the prospectus supplement for the particular trust and will generally consist of:

•    first and/or subordinate lien mortgage loans secured by one- to four-family residential properties, including manufactured housing that is permanently affixed and treated as real property under local law, or security interests issued by cooperative housing corporations or participations in that type of loan,

•    loans secured by first and/or subordinate liens on small multifamily residential properties, such as rental apartment buildings or projects containing five to fifty residential units,

•    closed-end second lien loans, secured in whole or in part by subordinate liens on one- to four-family residential properties,

•    loans secured by first and/or subordinate liens on mixed residential and commercial properties (mixed use loans),

•    home equity line of credit loans or specified balances thereof, secured in whole or in part by first and/or subordinate liens on one- to four-family residential properties,

•    loans secured in whole or in part by first and/or subordinate liens on improved land that is generally suitable for one- to four-family residential dwellings (lot loans), including loans to finance the construction of a dwelling (construction loans) and construction loans which by their terms convert into a permanent loan upon the completion of construction (construction-to-permanent loans),

•    home improvement installment sale contracts and installment loan agreements that are secured by first or subordinate liens on one- to four-family residential properties,

•    mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,

•    private mortgage-backed securities backed by first lien mortgage loans secured by one- to four-family residential properties or participations in that type of loan, or

•    mortgage-backed securities or collateralized mortgage obligations backed by loans secured by first and/or subordinate liens on one- to four-family residential properties, by lot loans or by participations in these types of loans.

The Securities

IndyMac MBS, Inc. will offer either certificates or notes pursuant to a prospectus supplement. The securities will be grouped into one or more series, each having its own distinct designation. Each series will be issued in one or more classes and each class will evidence beneficial ownership of (in the case of certificates) or a right to receive payments supported by (in the case of notes) a specified portion of future payments on the assets in the issuing entity to which the series relates. A prospectus supplement for a series will specify all of the terms of the series and of each of the classes in the series.

Offers of Securities

The securities may be offered through several different methods, including offerings through underwriters.

Credit Enhancement

If the securities have any type of credit enhancement, the prospectus supplement for the related series will describe the credit enhancement. The types of credit enhancement are generally described in this prospectus supplement.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

November 5, 2007

Termination; Optional Termination	83
The Trustee	84
Certain Legal Aspects of the Mortgage Loans	84
General	84
Foreclosure and Repossession	85
Rights of Redemption	87
Anti-Deficiency Legislation and Other Limitations on Lenders	88
Environmental Risks	88
Due-on-sale Clauses	90
Prepayment Charges	90
Applicability of Usury Laws	90
Servicemembers Civil Relief Act	90
Material Federal Income Tax Consequences	91
General	91
Taxation of Debt Securities	91
REMIC Securities	99
Tax Status as a Grantor Trust	108
Final Trust Reporting Regulations	116
Tax Characterization of the Issuing Entity as a Partnership	116
Tax Consequences to Holders of the Notes	117
Tax Consequences to Holders of the Certificates	118
Tax Return Disclosure and Investor List Requirements	122
State Tax Considerations	123
ERISA Considerations	123
Exemptions Available to Debt Instruments	123
Underwriter Exemption	124
Legal Investment	127
Method of Distribution	127
Legal Matters	129
Financial Information	129
Rating	129
INDEX OF PRINCIPAL TERMS	130

Important Notice About Information in this Prospectus and Each
Accompanying Prospectus Supplement

Information about each series of securities is contained in two separate documents:

•	this prospectus, which provides general information, some of which may not apply to a particular series; and

•	the accompanying prospectus supplement for a particular series, which describes the specific terms of the securities of that series.

The prospectus supplement will contain information about a particular series that supplements the information contained in this prospectus, and you should rely on that supplementary information in the prospectus supplement.

You should rely only on the information in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the accompanying prospectus supplement.

If you require additional information, the mailing address of our principal executive offices is IndyMac MBS, Inc., 155 North Lake Avenue, Pasadena, California 91101 and the telephone number is (800) 669-2300. For other means of acquiring additional information about us or a series of securities, see “The Issuing Entity—Available Information” and “—Incorporation of Certain Documents by Reference; Reports Filed with the SEC” on page 33.

Risk Factors

You should carefully consider the following information because it identifies significant risks associated with an investment in the securities.

Limited Source of Payments — No Recourse to Sellers, Depositor or Servicer
The applicable prospectus supplement may provide that securities will be payable from other issuing entities in addition to their associated issuing entity, but if it does not, they will be payable solely from their associated issuing entity. If the issuing entity does not have sufficient assets to distribute the full amount due to you as a securityholder, your yield will be impaired. The return of your principal may be impaired, and you will not have recourse to any other entity. Furthermore, at the times specified in the applicable prospectus supplement, certain assets of the issuing entity may be released and paid out to other people, such as the depositor, a servicer, a credit enhancement provider, or any other person entitled to payments from the issuing entity. Those assets will no longer be available to make payments to you. Those payments are generally made after other specified payments that may be set forth in the applicable prospectus supplement have been made.

You will not have any recourse against the depositor or any servicer if you do not receive a required distribution on the securities. Unless otherwise specified in the applicable prospectus supplement, you also will not have recourse against the assets of the issuing entity of any other series of securities.

The securities will not represent an interest in the depositor, any servicer, any seller to the depositor, or anyone else except the issuing entity. The only obligation of the depositor to an issuing entity comes from certain representations and warranties made by it about assets transferred to the issuing entity. If these representations and warranties turn out to be untrue, the depositor may be required to repurchase or substitute for some of the transferred assets. IndyMac MBS, Inc., which is the depositor, does not have significant assets and is unlikely to have significant assets in the future. If the depositor were required to repurchase a loan because of a breach of a representation, its only sources of funds for the repurchase would be:

• funds obtained from enforcing a corresponding obligation of a seller or originator of the loan, or

• funds from a reserve fund or similar credit enhancement established to pay for loan repurchases.

The only obligations of the servicer to an issuing entity (other than its servicing obligations) comes from certain representations and warranties made by it in connection with its loan servicing activities. If these representations and warranties turn out to be untrue, the servicer may be required to repurchase some of the loans. However, the servicer may not have the financial ability to make the required repurchase.

The only obligations to an issuing entity of a seller of loans to the depositor comes from certain representations and warranties made by it in connection with its sale of the loans and certain document delivery requirements. If these representations and warranties turn out to be untrue, or the seller fails to deliver required documents, it may be required to repurchase some of the loans. However, the seller may not have the financial ability to make the required repurchase.

Credit Enhancement May Not Be Sufficient to Protect You from Losses
Credit enhancement is intended to reduce the effect of loan losses. Credit enhancements, however, may benefit only some classes of a series of securities and the amount of any credit enhancement will be limited as described in the applicable prospectus supplement. Furthermore, the amount of a credit enhancement may decline over time pursuant to a schedule or formula or otherwise, and could be depleted from payments or for other reasons before the securities covered by the credit enhancement are paid in full. In addition, a credit enhancement may not cover all potential sources of loss. For example, a credit enhancement may or may not cover fraud or negligence by a loan originator or other parties. Also, all or a portion of a credit enhancement may be reduced, substituted for, or even eliminated, so long as the rating agencies rating the securities indicate that the change in credit enhancement would not cause them to adversely change their rating of the securities. Consequently, securityholders may suffer losses even though a credit enhancement exists and its provider does not default.

Losses on Balloon Payment Mortgages Are Borne by You
Some of the underlying loans may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (that is, balloon payments) at their stated maturity. Loans with balloon payments involve a greater degree of risk than fully amortizing loans because typically the borrower must be able to refinance the loan or sell the property to make the balloon payment at maturity. The ability of a borrower to do this will depend on factors such as mortgage rates at the time of sale or refinancing, the borrower’s equity in the property, the relative strength of the local housing market, the financial condition of the borrower, and tax laws. Losses on these loans that are not otherwise covered by a credit enhancement will be borne by the holders of one or more classes of securities.

Multifamily Lending
Multifamily lending may expose the lender to a greater risk of loss than single family residential lending. Owners of multifamily residential properties rely on monthly rent payments from tenants to:

•  pay for maintenance and other operating expenses of those properties,

•  fund capital improvements, and

•  service any loan or other debt that may be secured by those properties.

Various factors, many of which are beyond the control of the owner or operator of a multifamily property, may affect the economic viability of that property.

Changes in payment patterns by tenants may result from a variety of social, legal and economic factors. Economic factors include the rate of inflation, unemployment levels and relative rates offered for various types of housing. Shifts in economic factors may trigger changes in payment patterns including increased risks of defaults by tenants and higher vacancy rates. Adverse economic conditions, either local or national, may limit the amount of rent that can be charged and may result in a reduction in timely lease payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, competition and local politics, including rent stabilization or rent control laws and policies. In addition, the level of mortgage interest rates may encourage tenants to purchase single family housing. We cannot determine and have no basis to predict whether, or to what extent, economic, legal or social factors will affect future rental or payment patterns.

The location and construction quality of a particular property may affect the occupancy level as well as the rents that may be charged for individual units. The characteristics of a neighborhood may change over time or in relation to newer developments. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even good construction will deteriorate over time if adequate maintenance is not performed in a timely fashion.

Junior Liens
The mortgages and deeds of trust securing the closed-end second-lien loans will be, the home equity line of credit loans and home improvement contracts will primarily be, and other loans may be junior liens subordinate to the rights of the related senior mortgage(s) or deed(s) of trust. Accordingly, the proceeds from any liquidation, insurance policy or condemnation proceeding will be available to satisfy the outstanding balance of the junior lien only to the extent that the claims of the related senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, if a junior mortgagee forecloses on the property securing a junior mortgage, the junior mortgagee will have to foreclose subject to any senior mortgage and must take one of the following steps to protect its interest in the property:

•  pay the senior mortgage in full at or prior to the foreclosure sale, or

•  assume the payments on the senior mortgage if the mortgagor is in default under that mortgage.

Unless the servicer is obligated under the applicable agreement to advance such funds, the issuing entity may effectively be prevented from foreclosing on the related property because it will not have sufficient funds to satisfy any senior mortgages or make payments due to any senior mortgagees.

Some states have imposed legal limits on the remedies of a secured lender in the event that the proceeds of any sale under a deed of trust or other foreclosure proceedings are insufficient to pay amounts owed to that secured lender. In some states, including California, if a lender simultaneously originates a loan secured by a senior lien on a particular property and a loan secured by a junior lien on the same property, that lender as the holder of the junior lien may be precluded from obtaining a deficiency judgment with respect to the excess of:

• the aggregate amount owed under both the senior and junior loans, over

• the proceeds of any sale under a deed of trust or other foreclosure proceedings.

See “Certain Legal Aspects of the Loans−Anti-Deficiency Legislation; Bankruptcy Laws; Tax Liens.”

Partially Unsecured Loans
The issuing entity for any series may include closed-end second-lien loans, home equity line of credit loans and home improvement contracts that were originated with loan-to-value ratios or combined loan-to-value ratios in excess of the value of the related property.

Under these circumstances, the issuing entity for the related series could be treated as a general unsecured creditor as to any unsecured portion of any related loan. If a borrower defaults under a loan that is unsecured in part, the related issuing entity generally will have recourse only against the borrower’s assets for the unsecured portion of the loan, along with all other general unsecured creditors of the borrower. In a bankruptcy or insolvency proceeding relating to a borrower on a partially unsecured loan, the borrower’s unsecured obligation on that loan will be treated as an unsecured loan and may be discharged by the bankruptcy court. Losses on any partially unsecured loans that are not otherwise covered by a credit enhancement will be borne by the holders of one or more classes of securities of the related series.

Home Equity Lines of Credit
Generally, a home equity line of credit has a draw period that lasts for the first ten years (during which no principal or minimal amount of principal is due) and, unless otherwise specified in the related prospectus supplement, a repayment term following the draw period of zero, ten, fifteen or twenty years. As a result, there may be limited collections available to make payments to related securityholders or payments of principal may be received more slowly than anticipated, which will affect the yield on one or more classes of securities of the related series.

Home equity lines of credit that do not have a repayment term following the draw period are effectively balloon loans that pose an additional risk because a borrower must make a large lump sum payment of principal at the end of the draw period. If the borrower is unable to pay the lump sum or refinance such amount, holders of one or more classes of securities of the related series may suffer a loss if the related credit enhancement is not sufficient to cover such shortfall.

Nature of Mortgages Declines In Property Values May Adversely Affect You	The value of the properties underlying the loans held in the issuing entity may decline over time. Among the factors that could adversely affect the value of the properties are:

• an overall decline in the residential real estate market in the areas in which they are located,

• a decline in their general condition from the failure of borrowers to maintain their property adequately, and

• natural disasters that are not covered by insurance, such as earthquakes and floods.

If property values decline, the actual rates of delinquencies, foreclosures, and losses on all underlying loans could be higher than those currently experienced in the mortgage lending industry in general. These losses, to the extent not otherwise covered by a credit enhancement, will be borne by the holder of one or more classes of securities.

Cooperative Loans May Experience Relatively Higher Losses
Cooperative loans are evidenced by promissory notes secured by security interests in shares issued by private corporations that are entitled to be treated as housing cooperatives under the Internal Revenue Code and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the corporations’ buildings.

If a blanket mortgage (or mortgages) exists on the cooperative apartment building and/or underlying land, as is generally the case, the cooperative, as property borrower, is responsible for meeting these mortgage or rental obligations. If the cooperative is unable to meet the payment obligations arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. A foreclosure by the holder of a blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of cooperative shares or, in the case of the mortgage loans, the collateral securing the cooperative loans.

If an underlying lease of the land exists, as is the case in some instances, the cooperative is responsible for meeting the related rental obligations. If the cooperative is unable to meet its obligations arising under its land lease, the holder of the land lease could terminate the land lease and all subordinate proprietary leases and occupancy agreements. The termination of the land lease by its holder could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of the cooperative shares or, in the case of the mortgage loans, the collateral securing the cooperative loans. A land lease also has an expiration date and the inability of the cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the cooperative’s interest in the property and termination of all proprietary leases and occupancy agreements which could eliminate or significantly diminish the value of the related collateral.

In addition, if the corporation issuing the shares related to the cooperative loans fails to qualify as a cooperative housing corporation under the Internal Revenue Code, the value of the collateral securing the cooperative loan could be significantly impaired because the tenant-stockholders would not be permitted to deduct its proportionate share of certain interest expenses and real estate taxes of the corporation.

The cooperative shares and proprietary lease or occupancy agreement pledged to the lender are, in almost all cases, subject to restrictions on transfer, including obtaining the consent of the cooperative housing corporation prior to the transfer, which may impair the value of the collateral after a default by the borrower due to an inability to find a transferee acceptable to the related housing corporation.

Delays in Liquidation May Adversely Affect You
Even if the properties underlying the loans held in the issuing entity provide adequate security for the loans, substantial delays could occur before defaulted loans are liquidated and their proceeds are forwarded to investors. Property foreclosure actions are regulated by state statutes and rules and are subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are made, sometimes requiring several years to complete. Furthermore, an action to obtain a deficiency judgment is regulated by statutes and rules, and the amount or availability of a deficiency judgment may be limited by law. In the event of a default by a borrower, these restrictions may impede the ability of the servicer to foreclose on or to sell the mortgaged property or to obtain a deficiency judgment to obtain sufficient proceeds to repay the loan in full. In addition, the servicer will be entitled to deduct from liquidation proceeds all expenses reasonably incurred in attempting to recover on the defaulted loan, including legal and appraisal fees and costs, real estate taxes, and property maintenance and preservation expenses, as well as fees payable to it for providing default management services.

In the event that:

• the mortgaged properties fail to provide adequate security for the related loans,

• if applicable to a series as specified in the related prospectus supplement, excess cashflow (if any) and overcollateralization (if any) is insufficient to cover these shortfalls,

• if applicable to a series as specified in the related prospectus supplement, the subordination of certain classes are insufficient to cover these shortfalls, and

•         with respect to the securities with the benefit of an insurance policy as specified in the related prospectus supplement, the credit enhancement provider fails to make the required payments under the related insurance policies, you could lose all or a portion of the money you paid for the securities and could also have a lower yield than anticipated at the time you purchased the securities.

Disproportionate Effect of Liquidation Expenses May Adversely Affect You
Liquidation expenses of defaulted loans generally do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, if a servicer takes the same steps for a defaulted loan having a small remaining principal balance as it does for a defaulted loan having a large remaining principal balance, the amount realized after expenses is smaller as a percentage of the outstanding principal balance of the small loan than it is for the defaulted loan having a large remaining principal balance.

Consumer Protection Laws May Adversely Affect You
Federal, state and local laws extensively regulate various aspects of brokering, originating, servicing and collecting mortgage loans secured by consumers’ dwellings. Among other things, these laws may regulate interest rates and other charges, require disclosures, impose financial privacy requirements, mandate specific business practices, and prohibit unfair and deceptive trade practices. In addition, licensing requirements may be imposed on persons that broker, originate, service or collect mortgage loans secured by consumers’ dwellings.

Additional requirements may be imposed under federal, state or local laws on so-called “high cost” mortgage loans, which typically are defined as loans secured by a consumer’s dwelling that have interest rates or origination costs in excess of prescribed levels. These laws may limit certain loan terms, such as prepayment charges, or the ability of a creditor to refinance a loan unless it is in the borrower’s interest. In addition, certain of these laws may allow claims against loan brokers or mortgage originators, including claims based on fraud or misrepresentations, to be asserted against persons acquiring the mortgage loans, such as the trust.

The federal laws that may apply to loans held in the trust include the following:

•  the Truth in Lending Act and its regulations, which (among other things) require disclosures to borrowers regarding the terms of mortgage loans and provide consumers who pledged their principal dwelling as collateral in a non-purchase money transaction with a right of rescission that generally extends for three days after proper disclosures are given (but in no event more than three years);

•  the Home Ownership and Equity Protection Act and its regulations, which (among other things) imposes additional disclosure requirements and limitations on loan terms with respect to non-purchase money, installment loans secured by the consumer’s principal dwelling that have interest rates or origination costs in excess of prescribed levels;

•  the Home Equity Loan Consumer Protection Act and its regulations, which (among other things) limit changes that may be made to open-end loans secured by the consumer’s dwelling, and restricts the ability to accelerate balances or suspend credit privileges on this type of loans;

•  the Real Estate Settlement Procedures Act and its regulations, which (among other things) prohibit the payment of referral fees for real estate settlement services (including mortgage lending and brokerage services) and regulate escrow accounts for taxes and insurance and billing inquiries made by borrowers;

•  the Equal Credit Opportunity Act and its regulations, which (among other things) generally prohibits discrimination in any aspect of a credit transaction on certain enumerated basis, such as age, race, color, sex, religion, marital status, national origin or receipt of public assistance;

•  the Federal Trade Commission’s Rule on Preservation of Consumer Claims and Defenses, which generally provides that the rights of an assignee of a conditional sales contract (or of certain lenders making purchase money loans) to enforce a consumer credit obligation are subject to the claims and defenses that the consumer could assert against the seller of goods or services financed in the credit transaction; and

•  the Fair Credit Reporting Act, which (among other things) regulates the use of consumer reports obtained from consumer reporting agencies and the reporting of payment histories to consumer reporting agencies.

The penalties for violating these federal, state, or local laws vary depending on the applicable law and the particular facts of the situation. However, private plaintiffs typically may assert claims for actual damages and, in some cases, also may recover civil money penalties or exercise a right to rescind the mortgage loan. Violations of certain laws may limit the ability to collect all or part of the principal or interest on a mortgage loan and, in some cases, borrowers even may be entitled to a refund of amounts previously paid. Federal, state and local administrative or law enforcement agencies also may be entitled to bring legal actions, including actions for civil money penalties or restitution, for violations of certain of these laws.

Depending on the particular alleged misconduct, it is possible that claims may be asserted against various participants in the secondary mortgage market, including assignees that hold the mortgage loan, such as the trust. Losses on loans from the application of these federal, state and local laws that are not otherwise covered by one or more forms of credit enhancement will be borne by holders of one or more classes of securities. Additionally, the trust may experience losses arising from lawsuits related to alleged violations of these laws, which, if not covered by one or more forms of credit enhancement or the seller, will be borne by the holders of one or more classes of securities.

Your Risk of Loss May Be Higher Than You Expect If Your Securities Are Backed by Partially Unsecured Home Equity Loans
The issuing entity may also include home equity loans that were originated with loan-to-value ratios or combined loan-to-value ratios in excess of the value of the related mortgaged property. Under these circumstances, the issuing entity could be treated as a general unsecured creditor as to any unsecured portion of any related loan. In the event of a default under a loan that is unsecured in part, the issuing entity will have recourse only against the borrower’s assets generally for the unsecured portion of the loan, along with all other general unsecured creditors of the borrower.

Impact of World Events
The economic impact of the United States’ military operations in Iraq and other parts of the world, as well as the possibility of any terrorist attacks domestically or abroad, is uncertain, but could have a material effect on general economic conditions, consumer confidence, and market liquidity. We can give no assurance as to the effect of these events on consumer confidence and the performance of the loans held by issuing entity. Any adverse impact resulting from these events would be borne by the holders of one or more classes of the securities.

United States military operations also increase the likelihood of shortfalls under the Servicemembers Civil Relief Act or similar state laws (referred to as the “Relief Act” ). The Relief Act provides relief to borrowers who enter active military service and to borrowers in reserve status who are called to active duty after the origination of their loan. The Relief Act provides generally that these borrowers may not be charged interest on a loan in excess of 6% per annum during the period of the borrower’s active duty. These shortfalls are not required to be paid by the borrower at any future time and will not be advanced by the servicer, unless otherwise specified in the related prospectus supplement. To the extent these shortfalls reduce the amount of interest paid to the holders of securities with the benefit of an insurance policy, unless otherwise specified in the related prospectus supplement, they will not be covered by the related insurance policy. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected loan during the borrower’s period of active duty status, and, under some circumstances, during an additional period thereafter.

In addition, pursuant to the laws of various states, under certain circumstances, payments on mortgage loans by residents in such states who are called into active duty with the National Guard or the reserves will be deferred. These state laws may also limit the ability of the servicer to foreclose on the related mortgaged property. This could result in delays or reductions in payment and increased losses on the mortgage loans which would be borne by the securityholders.

You Could Be Adversely Affected by Violations of Environmental Laws
Federal, state, and local laws and regulations impose a wide range of requirements on activities that may affect the environment, health, and safety. In certain circumstances, these laws and regulations impose obligations on “owners” or “operators” of residential properties such as those that secure the loans held in the issuing entity. Failure to comply with these laws and regulations can result in fines and penalties that could be assessed against the trust if it were to be considered an “owner” or “operator” of the related property. A property “owner” or “operator” can also be held liable for the cost of investigating and remediating contamination, regardless of fault, and for personal injury or property damage arising from exposure to contaminants.

In some states, a lien on the property due to contamination has priority over the lien of an existing mortgage. Also, under certain circumstances, a mortgage lender may be held liable as an “owner” or “operator” for costs associated with the release of hazardous substances from a site, or petroleum from an underground storage tank under certain circumstances. If the issuing entity were to be considered the “owner” or “operator” of a property, it will suffer losses as a result of any liability imposed for environmental hazards on the property.

Ratings of the Securities Do Not Assure Their Payment
Any class of securities offered under this prospectus and the accompanying prospectus supplement will be rated in one of the four highest rating categories of at least one nationally recognized rating agency. A rating is based on the adequacy of the value of the trust assets and any credit enhancement for that class, and, in the case of surety bonds, insurance policies, letters of credit or guarantees, primarily on the claims paying ability of any related surety provider, insurer, letter of credit provider or guarantor, and reflects the rating agency’s assessment of how likely it is that holders of the class of securities will receive the payments to which they are entitled. A rating does not constitute an assessment of how likely it is that principal prepayments on the underlying loans will be made, the degree to which the rate of prepayments might differ from that originally anticipated, or the likelihood that the securities will be redeemed early. A rating is not a recommendation to purchase, hold, or sell securities because it does not address the market price of the securities or the suitability of the securities for any particular investor.

A rating may not remain in effect for any given period of time and the rating agency could lower or withdraw the rating in the future. For example, the rating agency could lower or withdraw its rating due to:

• a decrease in the adequacy of the value of the trust assets or any related credit enhancement,

• an adverse change in the financial or other condition of a credit enhancement provider, or

• a change in the rating of the credit enhancement provider’s long-term debt.

The amount, type, and nature of credit enhancement established for a class of securities will be determined on the basis of criteria established by each rating agency rating classes of the securities. These criteria are sometimes based upon an actuarial analysis of the behavior of similar loans in a larger group. That analysis is often the basis upon which each rating agency determines the amount of credit enhancement required for a class. The historical data supporting any actuarial analysis may not accurately reflect future experience, and the data derived from a large pool of similar loans may not accurately predict the delinquency, foreclosure, or loss experience of any particular pool of mortgage loans. Mortgaged properties may not retain their values. If residential real estate markets experience an overall decline in property values such that the outstanding principal balances of the loans held in a particular issuing entity and any secondary financing on the related mortgaged properties become equal to or greater than the value of the mortgaged properties, the rates of delinquencies, foreclosures, and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions may affect timely payment by mortgagors on their loans regardless of whether the conditions affect real property values and, accordingly, the rates of delinquencies, foreclosures, and losses in any issuing entity. Losses from this that are not covered by a credit enhancement will be borne, at least in part, by the holders of one or more classes of securities.

Book-Entry Registration Limit on Liquidity	Securities issued in book-entry form may have only limited liquidity in the resale market, since investors may be unwilling to purchase securities for which they cannot obtain physical instruments.

Limit on Ability to Transfer or Pledge
Transactions in book-entry securities can be effected only through The Depository Trust Company, its participating organizations, its indirect participants, and certain banks. Therefore, your ability to transfer or pledge securities issued in book-entry form may be limited.

Delays in Distributions
You may experience some delay in the receipt of distributions on book-entry securities since the distributions will be forwarded by the trustee to The Depository Trust Company for it to credit the accounts of its participants. In turn, these participants will then credit the distributions to your account either directly or indirectly through indirect participants.

Pre-Funding Accounts Will Not Be Used to Cover Losses on the Loans
The prospectus supplement for a series of securities may provide that on the closing date for that series, the depositor will deposit cash into a pre-funding account. The amount deposited into the pre-funding account will never exceed 50% of the initial aggregate principal amount of the certificates and/or notes of the related series. The pre-funding account will only be used to purchase additional loans from the depositor during the period beginning with the related closing date and ending not more than one year after the closing date. The depositor will acquire these additional loans from the seller or sellers specified in the related prospectus supplement. The trustee for the related series will maintain the pre-funding account. Amounts on deposit in the pre-funding account will not be used to cover losses on or in respect of the related loans.

Unused Amounts on Deposit in Any Pre-Funding Account Will Be Paid as Principal to Securityholders
Any amounts remaining in a pre-funding account at the end of the period specified in the applicable prospectus supplement will be distributed as a prepayment of principal to the related securityholders on the first distribution date after the end of that period. Any such distribution will be made in the amounts and according to the priorities specified in the related prospectus supplement. The holders of one or more classes of the related series of securities will bear the entire reinvestment risk resulting from that prepayment.

Secondary Market for the Securities May Not Exist
The related prospectus supplement for each series will specify the classes in which the underwriter intends to make a secondary market, but no underwriter will have any obligation to do so. We can give no assurance that a secondary market for the securities will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your securities readily or at prices that will enable you to realize your desired yield. If only a portion of a class of offered certificates has been sold to the public, the market for the offered certificates could be illiquid because of the small amount of these certificates held by the public. In addition, the market overhang created by the existence of offered certificates that the market is aware may be sold to the public in the near future could adversely affect your ability to sell your certificates. The market values of the securities are likely to fluctuate. Fluctuations may be significant and could result in significant losses to you.

The secondary markets for asset backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

Bankruptcy or Insolvency May Affect the Timing and Amount of Distributions on the Securities
Each seller and the depositor will take steps to structure the transfer of the loans held in the issuing entity by the seller to the depositor as a sale. The depositor and the issuing entity will take steps to structure the transfer of the loans from the depositor to the issuing entity as a sale. If these characterizations are correct, then if the seller were to become bankrupt, the loans would not be part of the seller’s bankruptcy estate and would not be available to the seller’s creditors. On the other hand, if the seller becomes bankrupt, its bankruptcy trustee or one of its creditors may attempt to recharacterize the sale of the loans as a borrowing by the seller, secured by a pledge of the loans. Presenting this position to a bankruptcy court could prevent timely payments on the securities and even reduce the payments on the securities. Additionally, if that argument is successful, the bankruptcy trustee could elect to sell the loans and pay down the securities early. Thus, you could lose the right to future payments of interest, and might suffer reinvestment losses in a lower interest rate environment. Similarly, if the characterizations of the transfers as sales are correct, then if the depositor were to become bankrupt, the loans would not be part of the depositor’s bankruptcy estate and would not be available to the depositor’s creditors. On the other hand, if the depositor becomes bankrupt, its bankruptcy trustee or one of its creditors may attempt to recharacterize the sale of the loans as a borrowing by the depositor, secured by a pledge of the loans. Presenting this position to a bankruptcy court could prevent timely payments on the securities and even reduce the payments on the securities.

If the servicer becomes bankrupt, the bankruptcy trustee may have the power to prevent the appointment of a successor servicer. Any related delays in servicing could result in increased delinquencies or losses on the loans. The period during which cash collections may be commingled with the servicer’s own funds before each distribution date for securities will be specified in the applicable prospectus supplement. If the servicer becomes bankrupt and cash collections have been commingled with the servicer’s own funds, the issuing entity will likely not have a perfected interest in those collections. In this case the trust might be an unsecured creditor of the servicer as to the commingled funds and could recover only its share as a general creditor, which might be nothing. Collections commingled but still in an account of the servicer might also be included in the bankruptcy estate of the servicer even though the trust may have a perfected security interest in them. Their inclusion in the bankruptcy estate of the servicer may result in delays in payment and failure to pay amounts due on the securities. Federal and state statutory provisions affording protection or relief to distressed borrowers may affect the ability of the secured mortgage lender to realize upon its security in other situations as well. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. In certain instances a bankruptcy court may allow a borrower to reduce the monthly payments, change the rate of interest, and alter the mortgage loan repayment schedule for under collateralized mortgage loans. The effect of these types of proceedings can be to cause delays in receiving payments on the loans underlying securities and even to reduce the aggregate amount of payments on the loans underlying securities.

Holders of Original Issue Discount Securities Are Required to Include Original Issue Discount in Ordinary Gross Income as It Accrues
Debt securities that are compound interest securities will be, and certain other debt may be, securities issued with original issue income discount for federal tax purposes. A holder of debt securities issued with original issue discount is required to include original issue discount in ordinary gross income for federal income tax purposes as it accrues, before receiving the cash attributable to that income. Accrued but unpaid interest on the debt securities that are compound interest securities generally will be treated as original issue discount for this purpose.
See “Federal Income Tax Consequences-Taxation of Debt Securities−Interest and Acquisition Discount” and “−Market Discount.”

The Principal Amount of Securities May Exceed the Market Value of the Issuing Entity Assets
The market value of the assets relating to a series of securities at any time may be less than the principal amount of the securities of that series then outstanding, plus accrued interest. In the case of a series of notes, after an event of default and a sale of the assets relating to a series of securities, the trustee, the servicer, the credit enhancer, if any, and any other service provider specified in the related prospectus supplement generally will be entitled to receive the proceeds of that sale to the extent of unpaid fees and other amounts owing to them under the related transaction document prior to distributions to securityholders. Upon any sale of the assets in connection with an event of default, the proceeds may be insufficient to pay in full the principal of and interest on the securities of the related series.

Certain capitalized terms are used in this prospectus to assist you in understanding the terms of the securities. The capitalized terms used in this prospectus are defined on the pages indicated under the caption “Index of Principal Terms” on page 130.

The Issuing Entity1

This prospectus relates to either Mortgage Pass-Through Certificates or Mortgage Pass-Through Notes, or a combination of those, which may be sold from time to time in one or more series by the depositor, IndyMac MBS, Inc., on terms determined at the time of sale and described in this prospectus and the related prospectus supplement. Each series will be issued under a separate agreement to be entered into with respect to each series. The securities of each series will represent interests in the assets of the related issuing entity, and the notes of each series will be secured by the pledge of the assets of the related issuing entity. The issuing entity for each series will be held by the trustee for the benefit of the related securityholders. Each issuing entity will initially consist of the issuing entity assets (the “Issuing Entity Assets”) consisting of:

•	a pool of mortgage loans of the type or types specified in the related prospectus supplement, together with payments relating to those loans,

•	mortgage pass-through securities (the “Agency Securities”) issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac or

•
other mortgage pass-through certificates or collateralized mortgage obligations (the “Private Mortgage-Backed Securities”) evidencing an interest in, or secured by, mortgage loans of the type that would otherwise be eligible to be mortgage loans.

The Issuing Entity Assets will be acquired by the depositor, either directly or through affiliates, from originators or sellers which may be affiliates of the depositor (the “Sellers”), and conveyed without recourse by the depositor to the related issuing entity. Loans acquired by the depositor will have been originated in accordance with the underwriting criteria specified below under “Mortgage Loan Program—Underwriting Standards” or as otherwise described in the related prospectus supplement. See “Mortgage Loan Program—Underwriting Standards” in this prospectus.

The depositor will cause the Issuing Entity Assets to be assigned to the trustee named in the related prospectus supplement for the benefit of the holders of the securities of the related series. The servicer named in the related prospectus supplement will service the Issuing Entity Assets pursuant to:

•	a pooling and servicing agreement among the depositor, the servicer and the trustee, in the case of a series consisting of certificates,

•	a servicing agreement between the trustee and the servicer, in the case of a series consisting of certificates and notes, or

•	a sale and servicing agreement among the depositor, the servicer and the trustee, in the case of a series consisting of notes.

The servicer will receive a fee for its services. See “Loan Program” and “The Agreements” in this prospectus. With respect to loans serviced by the servicer through a sub-servicer, the servicer will remain liable for its servicing obligations under the related agreement as if the servicer alone were servicing those loans.

In the case of a series consisting of certificates, the term “agreement” means the related pooling and servicing agreement. In the case of a series consisting of certificates and notes, the term “agreement” means the related trust agreement, indenture and servicing agreement, as the context requires. In the case of a series consisting of notes, the term “agreement” means the related trust agreement, sale and servicing agreement or indenture, as the context requires.

[1]
Whenever the terms mortgage pool and certificates are used in this prospectus, those terms will be considered to apply, unless the context indicates otherwise, to one specific mortgage pool and the certificates representing certain undivided interests in a single issuing entity consisting primarily of the Issuing Entity Assets in the mortgage pool. Similarly, the term pass-through rate will refer to the pass-through rate borne by the certificates of one specific series and the term issuing entity will refer to one specific issuing entity.

If specified in the related prospectus supplement, an issuing entity for a series may be a business trust or common law trust formed under the laws of the state specified in the related prospectus supplement pursuant to a trust agreement between the depositor and the related trustee.

Before the initial offering of a series of securities, the issuing entity for that series will have no assets or liabilities. The issuing entity for a series is not expected to engage in any activities other than:

•	acquiring, holding and managing the related Issuing Entity Assets and any other assets specified in this prospectus and the related prospectus supplement (including any proceeds of those assets),

•	issuing securities and making distributions on them, and

•	certain other related activities.

The issuing entity for a series is not expected to have any source of capital other than its assets and any related credit enhancement.

The related prospectus supplement may provide for additional obligations of the depositor, but if it does not, the depositor’s only obligations with respect to a series of securities will be to obtain certain representations and warranties from the sellers and to assign to the related trustee the depositor’s rights with respect to those representations and warranties. See “The Agreements- Assignment of the Issuing Entity Assets.” The servicer’s obligations with respect to the loans will consist mainly of its contractual servicing obligations under the related agreement (including its obligation to enforce the obligations of the sellers, as described in this prospectus under “Loan Program-Representations by Sellers; Repurchases” and “-Assignment of the Issuing Entity Assets”), and any obligation to make cash advances in the event of delinquent payments on the loans, as described under “Description of the Securities-Advances” in this prospectus. The servicer’s obligation to make advances may be limited, as described in this prospectus and the related prospectus supplement.

The securities will be entitled to payment from the assets of the related issuing entity or other assets pledged for the benefit of the holders of the securities as specified in the related prospectus supplement and will not be entitled to payments in respect of the assets of any other issuing entity established by the depositor. The applicable prospectus supplement may specify the Issuing Entity Assets that an issuing entity will consist of, but if it does not, the Issuing Entity Assets of any issuing entity will consist of mortgage loans, Agency Securities or Private Mortgage-Backed Securities but not a combination of them. Mortgage loans acquired by the depositor will have been originated in accordance with the underwriting criteria specified below under “Mortgage Loan Program—Underwriting Standards” or as otherwise described in a related prospectus supplement.

The following is a brief description of the Issuing Entity Assets expected to be included in the issuing entities. If specific information about the Issuing Entity Assets is not known at the time the related series of securities initially is offered, the related prospectus supplement will contain more general information of the nature described below, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) after the initial issuance of the related series of securities. A maximum of 5% of the Issuing Entity Assets (relative to the related pool principal balance) as they will be constituted at the time that the applicable detailed description of Issuing Entity Assets is filed will deviate in any material respect from the Mortgage Asset pool characteristics described in the related prospectus supplement. A schedule of the Issuing Entity Assets relating to the series will be attached to the pooling and servicing agreement delivered to the trustee upon delivery of the securities.

The Mortgage Loans—General

The mortgage loans will be secured by first and, if so specified in the related prospectus supplement, subordinate mortgage liens on one- to four-family residential properties and, if so specified in the related prospectus supplement, may include cooperative apartment loans secured by security interests in shares issued by private, nonprofit, cooperative housing corporations and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives’ buildings. In addition, the Issuing Entity Assets of the related issuing entity may include mortgage participation certificates evidencing interests in mortgage loans. The mortgage loans may be conventional loans (i.e., loans that are not insured or guaranteed by any governmental agency), insured by the FHA or partially guaranteed by the VA as specified in the related prospectus supplement. All or a portion of the mortgage loans in a mortgage pool may be insured by FHA insurance and may be partially guaranteed by the VA.

The mortgage loans will consist of single family loans, multifamily loans, mixed-use loans, closed-end second-lien loans, home equity line of credit loans, lot loans or home improvement contracts. If specified in the related prospectus supplement, the loans may include cooperative apartment loans (“cooperative loans”) secured by security interests in shares issued by private, non-profit, cooperative housing corporations (“cooperatives”) and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives’ buildings. As more fully described in the related prospectus supplement, the loans may be “conventional” loans or loans that are insured or guaranteed by a governmental agency such as the Federal Housing Administration (the “FHA”) or the Department of Veterans’ Affairs (the “VA”).

The real property that secures repayment of the mortgage loans is referred to collectively as “mortgaged properties.” The mortgaged properties will be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States. Mortgage loans with certain Loan-to-Value Ratios or certain principal balances or both may be covered wholly or partially by primary mortgage guaranty insurance policies. The existence, extent and duration of coverage will be described in the applicable prospectus supplement. The mortgaged properties will be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a property. In the case of closed-end second-lien loans, liens will be, in the case of home equity line of credit loans and home improvement contracts, liens generally will be, and in the case of all other loans, liens may be subordinated to one or more senior liens on the related properties, as described in the related prospectus supplement. In addition to being secured by mortgages on real estate, the home improvement contracts may also be secured by purchase money security interests in the home improvements financed thereby. If so specified in the related prospectus supplement, the closed-end second-lien loans, home equity line of credit loans and home improvement contracts may include loans (primarily for home improvement or debt consolidation purposes) in amounts exceeding the value of the related properties at the time of origination.

The applicable prospectus supplement may specify the day or days on which bi-weekly or monthly payments on the mortgage loans in a mortgage pool will be due, but if it does not, all of the mortgage loans in a mortgage pool will have monthly payments due on the first day of each month. The payment terms of the mortgage loans to be included in an issuing entity will be described in the related prospectus supplement and may include any of the following features or combination thereof or other features described in the related prospectus supplement:

•
Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related prospectus supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of the limitations. Accrued interest may be deferred and added to the principal of a loan for the periods and under the circumstances as may be specified in the related prospectus supplement. Mortgage loans may provide for the payment of interest at a rate lower than the specified interest rate borne by that loan (the “Loan Rate”) for a period of time or for the life of the loan; the amount of the difference may be contributed by the seller of the property or another source.

•
Principal may be payable on a level debt service basis to fully amortize the mortgage loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Loan Rate or may not be amortized during all or a portion of the original term. Payment (referred to as a “balloon payment”) of all or a substantial portion of the principal may be due on maturity, called balloon payments. Principal may include interest that has been deferred and added to the principal balance of the mortgage loan.

•
Monthly payments of principal and interest may be fixed for the life of the mortgage loan, may increase over a specified period of time or may change from period to period, including periods in which payments are interest only. The terms of a mortgage loan may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

•
The mortgage loans generally may be prepaid at any time without the payment of any prepayment charge. If so specified in the related prospectus supplement, some prepayments of principal may be subject to a prepayment charge, which may be fixed for the life of the mortgage loan or may decline over time, and may be prohibited for the life of the mortgage loan or for certain periods, which are called lockout periods. Certain mortgage loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment charge in connection with any subsequent prepayment. Other mortgage loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include “due-on-sale” clauses that permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or certain transfers of the related mortgaged property. Other mortgage loans may be assumable by persons meeting the then applicable underwriting standards of the seller.

An issuing entity may contain buydown loans that include provisions whereby a third party partially subsidizes the monthly payments of the obligors on the mortgage loans during the early years of the mortgage loans, the difference to be made up from a buydown fund contributed by the third party at the time of origination of the mortgage loan. A buydown fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. Thereafter, buydown funds are applied to the applicable mortgage loan upon receipt by the servicer of the mortgagor’s portion of the monthly payment on the mortgage loan. The servicer administers the buydown fund to ensure that the monthly allocation from the buydown fund combined with the monthly payment received from the mortgagor equals the scheduled monthly payment on the applicable mortgage loan. The underlying assumption of buydown plans is that the income of the mortgagor will increase during the buydown period as a result of normal increases in compensation and inflation, so that the mortgagor will be able to meet the full mortgage payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on buydown loans is increased. The related prospectus supplement will contain information with respect to any buydown loan concerning limitations on the interest rate initially paid by the mortgagor, on annual increases in the interest rate and on the length of the buydown period.

The real properties securing repayment of the loans are referred to as the properties. The loans will be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a property. In the case of closed-end second-lien loans, liens will be, in the case of home equity line of credit loans and home improvement contracts, liens generally will be, and in the case of all other loans, liens may be subordinated to one or more senior liens on the related properties, as described in the related prospectus supplement. In addition to being secured by mortgages on real estate, the home improvement contracts may also be secured by purchase money security interests in the home improvements financed thereby. If so specified in the related prospectus supplement, the closed-end second-lien loans, home equity line of credit loans and home improvement contracts may include loans (primarily for home improvement or debt consolidation purposes) in amounts exceeding the value of the related properties at the time of origination. The properties and the home improvements are collectively referred to in this prospectus as the “Properties” and are individually referred to as a “Property.” The Properties may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States.

Loans with certain Loan-to-Value Ratios (defined below) and/or certain principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies. The existence, extent and duration of any such coverage will be described in the applicable prospectus supplement.

The related prospectus supplement will disclose the aggregate principal balance of loans secured by owner-occupied properties. The related prospectus supplement also may state the basis for representations relating to Single Family Properties (defined below), but if it does not, the sole basis for a representation that a given percentage of the loans is secured by owner-occupied Single Family Properties will be the borrower’s representation at origination that the borrower intends to use the Property as a primary residence.

Single Family Loans. The mortgaged properties relating to single family loans will consist of detached or semi-detached one- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments, manufactured housing that is permanently affixed and treated as real property under local law, security interests in shares issued by cooperative housing corporations, and certain other dwelling units (“Single Family Properties”). Single Family Properties may include vacation and second homes, investment properties and leasehold interests. In the case of leasehold interests the related prospectus supplement may specify the leasehold term, but if it does not, the stated term of the leasehold will exceed the scheduled maturity of the loan by at least five years.

Multifamily Loans. Properties securing multifamily loans may include small multifamily residential properties such as rental apartment buildings or projects containing five to fifty residential units, including mid-rise and garden apartments. Certain of the multifamily loans may be secured by apartment buildings owned by cooperatives. The cooperative owns all the apartment units in the building and all common areas. The cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements conferring exclusive rights to occupy specific apartments or units. Generally, a tenant-stockholder of a cooperative makes a monthly payment to the cooperative representing that tenant-stockholder’s pro rata share of the cooperative’s payments for its loan, real property taxes, maintenance expenses and other capital or ordinary expenses. That monthly payment is in addition to any payments of principal and interest the tenant-stockholder makes on any loans to the tenant-stockholder secured by its shares in the cooperative. The cooperative will be directly responsible for building management and, in most cases, payment of real estate taxes and hazard and liability insurance. A cooperative’s ability to meet debt service obligations on a multifamily loan, as well as all other operating expenses, will depend in large part on its receipt of maintenance payments from the tenant-stockholders, as well as any rental income from units the cooperative controls. Unanticipated expenditures may in some cases have to be paid by special assessments on the tenant-stockholders. No more than 10% of the aggregate Issuing Entity Assets for any series, as constituted at the time of the applicable cut-off date (measured by principal balance), will be comprised of multifamily loans.

Mixed-Use Loans. The properties securing mixed-use loans will be improved by structures that have both residential and commercial units. No more than 10% of the aggregate Issuing Entity Assets for any series, as constituted at the applicable cut-off date (measured by principal balance), will be comprised of mixed-use loans.

Closed-End Second-Lien Loans. The mortgaged properties relating to closed-end second-lien loans will be Single Family Properties. The full amount of a closed-end second-lien loan is advanced at the inception of the loan and generally is repayable in equal (or substantially equal) installments designed to fully amortize the loan at its stated maturity. Except as provided in the related prospectus supplement, the original terms to stated maturity of closed-end second-lien loans will not exceed 360 months. With respect to certain circumstances, a borrower may choose an interest only payment option whereby the borrower pays only the amount of interest accrued on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

Home Equity Line of Credit Loans. The mortgaged properties relating to home equity line of credit loans will be Single Family Properties. As more fully described in the related prospectus supplement, interest on each home equity line of credit loan (excluding introductory rates offered from time to time during promotional periods) is computed and payable monthly on the average daily outstanding principal balance of the loan. Principal amounts on a home equity line of credit loan may be drawn down (up to a maximum amount specified in the related prospectus supplement) or repaid under each home equity line of credit loan from time to time, but may be subject to a minimum periodic payment. Except as provided in the related prospectus supplement, the Issuing Entity Assets will not include any amounts borrowed under a home equity line of credit loan after the cut-off date. With respect to certain circumstances, a borrower may choose an interest only payment option whereby the borrower pays only the amount of interest accrued on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

Lot Loans. These loans provide short-term financing for borrowers buying a parcel of land that has been improved for residential use with the intention of building a home thereon. Each lot loan is secured by a parcel of land that has been improved for residential use, which generally means that it is legally accessible by street and utilities such as sewer, electricity and water have been brought to the parcel or are available in the street, but a dwelling has not yet been built thereon. Lot loans may include loans to finance the construction of a dwelling on such a parcel and construction loans which convert into permanent loans upon the completion of construction.

Home Improvement Contracts. The Issuing Entity Assets for a series of securities may consist, in whole or in part, of home improvement contracts originated by a home improvement contractor, a thrift or a commercial mortgage banker in the ordinary course of business. The home improvements securing the home improvement contracts may include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, spas, kitchen and bathroom remodeling goods, solar heating panels and other exterior and interior renovations and general remodeling projects. The home improvement contracts will be secured by mortgages on Single Family Properties that are generally subordinate to other mortgages on the same Property. In general, the home improvement contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related prospectus supplement. The initial Loan-to-Value Ratio of a home improvement contract is computed in the manner described in the related prospectus supplement.

Additional Information. Each prospectus supplement will contain information, as of the date of the prospectus supplement and to the extent then specifically known to the depositor, with respect to the mortgage loans contained in the related mortgage pool, including

•
the aggregate outstanding principal balance and the average outstanding principal balance of the mortgage loans as of the first day of the month of issuance of the related series of securities or another date referred to in the related prospectus supplement as a cut-off date,

•
the type of property securing the mortgage loans (e.g., single family residences, individual units in condominium apartment buildings or in buildings owned by cooperatives, vacation and second homes, small multi-family properties or other real property or home improvements),

•	the original terms to maturity of the mortgage loans,

•	the ranges of the principal balances of the mortgage loans,

•	the earliest origination date and latest maturity date of any of the mortgage loans,

•	the ranges of the Loan-to-Value Ratios or Combined Loan-to-Value Ratios (each as defined below), as applicable, of the loans at origination,

•	the Loan Rates or annual percentage rates (“APR”) or range of Loan Rates or APRs borne by the loans,

•	the maximum and minimum per annum mortgage rates and

•	the geographical distribution of the mortgage loans.

If the depositor does not know specific information about the mortgage loans at the time the related securities are initially offered, the related prospectus supplement will contain more general information of the type described above.

Unless otherwise specified in the related prospectus supplement, the “Loan-to-Value Ratio” of a loan at any given time is a fraction, expressed as a percentage, the numerator of which is the original principal balance of the related loan and the denominator of which is the collateral value of the related Property.

Unless otherwise specified in the related prospectus supplement, the “Combined Loan-to-Value Ratio” of a loan at any given time is the ratio, expressed as a percentage, of

(x) the sum of

•	the original principal balance of the loan (or, in the case of a home equity line of credit loan, the maximum amount available at origination), and

•
the outstanding principal balance at the date of origination of the loan of any senior loan(s) (or, in the case of any open-ended senior loan, the maximum available line of credit with respect to that loan at origination, regardless of any lesser amount actually outstanding at the date of origination of the loan, to

(y) the collateral value of the related Property.

The applicable prospectus supplement may specify how the collateral value of a Property will be calculated, but if it does not, the collateral value of a Property (other than with respect to certain loans the proceeds of which were used to refinance an existing loan), is the lesser of:

•	the sales price for the property, and

•	the appraised value determined in an appraisal obtained by the originator at origination of the loan.

In the case of refinance loans, the collateral value of the related Property is generally the appraised value determined in an appraisal obtained at the time of refinancing.

We can give no assurance that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market were to experience an overall decline in property values so that the outstanding principal balances of the mortgage loans, and any primary or secondary financing on the Properties, in a particular mortgage pool become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any mortgage pool. To the extent that the losses are not covered by subordination provisions or alternative arrangements, the losses will be borne, at least in part, by the holders of the securities of the related series.

The depositor will cause the mortgage loans comprising each mortgage pool to be assigned to the trustee named in the related prospectus supplement for the benefit of the securityholders of the related series. Each servicer named in the related prospectus supplement will service the mortgage loans pursuant to the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, and will receive a fee for its services. See “Mortgage Loan Program” and “The Agreements.”

Agency Securities

Government National Mortgage Association. Ginnie Mae is a wholly-owned corporate instrumentality of the United States with the United States Department of Housing and Urban Development. Section 306(g) of Title II of the National Housing Act of 1934, as amended, authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that represent an interest in a pool of mortgage loans insured by the FHA under the National Housing Act of 1934 or Title V of the Housing Act of 1949, or partially guaranteed by the VA under the Servicemen’s Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code.

Section 306(g) of the National Housing Act of 1934 provides that “the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection.” In order to meet its obligations under that guaranty, Ginnie Mae may, under Section 306(d) of the National Housing Act of 1934, borrow from the United States Treasury in an unlimited amount which is at any time sufficient to enable Ginnie Mae to perform its obligations under its guarantee.

Ginnie Mae Certificates. Each Ginnie Mae certificate held in an issuing entity will be a “fully modified pass-through” mortgage backed certificate issued and serviced by a Ginnie Mae issuer approved by Ginnie Mae or by Fannie Mae as a seller-servicer of FHA loans or VA loans. The Ginnie Mae certificates may be issued under either the Ginnie Mae I program or the Ginnie Mae II program. The mortgage loans underlying the Ginnie Mae certificates will consist of FHA loans or VA loans. Each mortgage loan is secured by a one- to four-family or multifamily residential property. Ginnie Mae will approve the issuance of each Ginnie Mae certificate in accordance with a guaranty agreement between Ginnie Mae and the Ginnie Mae issuer. Pursuant to its guaranty agreement, a Ginnie Mae issuer will be required to advance its own funds in order to make timely payments of all amounts due on each Ginnie Mae certificate if the payments received by the Ginnie Mae issuer on the FHA loans or VA loans underlying each Ginnie Mae certificate are less than the amounts due on each Ginnie Mae certificate.

The full and timely payment of principal of and interest on each Ginnie Mae certificate will be guaranteed by Ginnie Mae, which obligation is backed by the full faith and credit of the United States. Each Ginnie Mae certificate will have an original maturity of not more than 30 years (but may have original maturities of substantially less than 30 years). Each Ginnie Mae certificate will be based on and backed by a pool of FHA loans or VA loans secured by one to four-family residential properties and will provide for the payment by or on behalf of the Ginnie Mae issuer to the registered holder of the Ginnie Mae certificate of scheduled monthly payments of principal and interest equal to the registered holder’s proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA loan or VA loan underlying the Ginnie Mae certificate, less the applicable servicing and guaranty fee, which together equal the difference between the interest on the FHA loan or VA loan and the pass-through rate on the Ginnie Mae certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA loans or VA loans underlying the Ginnie Mae certificate and liquidation proceeds upon a foreclosure or other disposition of the FHA loans or VA loans.

If a Ginnie Mae issuer is unable to make the payments on a Ginnie Mae certificate as it becomes due, it must promptly notify Ginnie Mae and request Ginnie Mae to make the payment. Upon notification and request, Ginnie Mae will make the payments directly to the registered holder of the Ginnie Mae certificate. If no payment is made by a Ginnie Mae issuer and the Ginnie Mae issuer fails to notify and request Ginnie Mae to make the payment, the holder of the Ginnie Mae certificate will have recourse only against Ginnie Mae to obtain the payment. The trustee or its nominee, as registered holder of the Ginnie Mae certificates held in an issuing entity, will have the right to proceed directly against Ginnie Mae under the terms of the guaranty agreements relating to the Ginnie Mae certificates for any amounts that are not paid when due.

All mortgage loans underlying a particular Ginnie Mae I certificate must have the same interest rate over the term of the loan, except in pools of mortgage loans secured by manufactured homes. The interest rate on the Ginnie Mae I certificate will equal the interest rate on the mortgage loans included in the pool of mortgage loans underlying the Ginnie Mae I certificate, less one-half percentage point per annum of the unpaid principal balance of the mortgage loans.

Mortgage loans underlying a particular Ginnie Mae II certificate may have per annum interest rates that vary from each other by up to one percentage point. The interest rate on each Ginnie Mae II certificate will be between one half percentage point and one and one-half percentage points lower than the highest interest rate on the mortgage loans included in the pool of mortgage loans underlying the Ginnie Mae II certificate, except for pools of mortgage loans secured by manufactured homes.

Regular monthly installment payments on each Ginnie Mae certificate held in an issuing entity will be comprised of interest due as specified on the Ginnie Mae certificate plus the scheduled principal payments on the FHA loans or VA loans underlying the Ginnie Mae certificate due on the first day of the month in which the scheduled monthly installments on the Ginnie Mae certificate are due. The regular monthly installments on each Ginnie Mae certificate are required to be paid to the trustee as registered holder by the 15th day of each month in the case of a Ginnie Mae I certificate and are required to be mailed to the trustee by the 20th day of each month in the case of a Ginnie Mae II certificate. Any principal prepayments on any FHA loans or VA loans underlying a Ginnie Mae certificate held in an issuing entity or any other early recovery of principal on the loans will be passed through to the trustee as the registered holder of the Ginnie Mae certificate.

Ginnie Mae certificates may be backed by graduated payment mortgage loans or by buydown loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers’ monthly payments during the early years of the mortgage loan. Payments due the registered holders of Ginnie Mae certificates backed by pools containing buydown loans will be computed in the same manner as payments derived from other Ginnie Mae certificates and will include amounts to be collected from both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of the mortgage loans, will be less than the amount of stated interest on the mortgage loans. The interest not so paid will be added to the principal of the graduated payment mortgage loans and, together with interest on them, will be paid in subsequent years. The obligations of Ginnie Mae and of a Ginnie Mae issuer will be the same irrespective of whether the Ginnie Mae certificates are backed by graduated payment mortgage loans or buydown loans. No statistics comparable to the FHA’s prepayment experience on level payment, non-buydown mortgage loans are available for graduated payment or buydown loans. Ginnie Mae certificates related to a series of securities may be held in book-entry form.

The Ginnie Mae certificates included in an issuing entity, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any different characteristics and terms will be described in the related prospectus supplement.

Federal Home Loan Mortgage Corporation. Freddie Mac is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended. The common stock of Freddie Mac is owned by the Federal Home Loan Banks and its preferred stock is owned by stockholders of the Federal Home Loan Banks. Freddie Mac was established primarily to increase the availability of mortgage credit to finance urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of Freddie Mac currently consists of the purchase of first lien conventional mortgage loans or participation interests in mortgage loans and the sale of the mortgage loans or participations so purchased in the form of mortgage securities, primarily mortgage participation certificates issued and either guaranteed as to timely payment of interest or guaranteed as to timely payment of interest and ultimate payment of principal by Freddie Mac. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans that it deems to be of the quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

Freddie Mac Certificates. Each Freddie Mac certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien conventional loans, FHA loans or VA loans. Freddie Mac certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A Freddie Mac certificate may be issued under either Freddie Mac’s Cash Program or Guarantor Program.

Mortgage loans underlying the Freddie Mac certificates held by an issuing entity will consist of mortgage loans with original terms to maturity of between 10 and 40 years. Each mortgage loan must meet the applicable standards set forth in the Emergency Home Finance Act of 1970. A Freddie Mac certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac certificate group. Under the Guarantor Program, a Freddie Mac certificate group may include only whole loans or participation interests in whole loans.

Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable certificate interest rate on the registered holder’s pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the Freddie Mac certificate group represented by the Freddie Mac certificate, regardless of whether received. Freddie Mac also guarantees to each registered holder of a Freddie Mac certificate collection by the holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of the holder’s pro rata share of it, but does not, except if and to the extent specified in the related prospectus supplement for a series of securities, guarantee the timely payment of scheduled principal. Under Freddie Mac’s Gold PC Program, Freddie Mac guarantees the timely payment of principal based on the difference between the pool factor published in the month preceding the month of distribution and the pool factor published in the month of distribution. Pursuant to its guaranties, Freddie Mac indemnifies holders of Freddie Mac certificates against any diminution in principal from charges for property repairs, maintenance and foreclosure. Freddie Mac may remit the amount due on account of its guaranty of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following foreclosure sale, 30 days following payment of the claim by any mortgage insurer or 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying Freddie Mac certificates, including the timing of demand for acceleration, Freddie Mac reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans that it has purchased but not sold. The length of time necessary for Freddie Mac to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor, and Freddie Mac has not adopted standards which require that the demand be made within any specified period.

Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of Freddie Mac under its guaranty are obligations solely of Freddie Mac and are not backed by, or entitled to, the full faith and credit of the United States. If Freddie Mac were unable to satisfy its obligations, distributions to holders of Freddie Mac certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Freddie Mac certificates would be affected by delinquent payments and defaults on the mortgage loans.

Registered holders of Freddie Mac certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by Freddie Mac, including any scheduled principal payments, full and partial prepayments of principal and principal received by Freddie Mac by virtue of condemnation, insurance, liquidation or foreclosure, and repurchases of the mortgage loans by Freddie Mac or their seller. Freddie Mac is required to remit each registered Freddie Mac securityholder’s pro rata share of principal payments on the underlying mortgage loans, interest at the Freddie Mac pass-through rate and any other sums such as prepayment charges, within 60 days of the date on which the payments are deemed to have been received by Freddie Mac.

Under Freddie Mac’s Cash Program, there is no limitation on the amount by which interest rates on the mortgage loans underlying a Freddie Mac certificate may exceed the pass-through rate on the Freddie Mac certificate. Under that program, Freddie Mac purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which when applied to the interest rate of the mortgage loans and participations purchased results in the yield required by Freddie Mac. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance. The range of interest rates on the mortgage loans and participations in a Freddie Mac certificate group under the Cash Program will vary since mortgage loans and participations are purchased and assigned to a Freddie Mac certificate group based upon their yield to Freddie Mac rather than on the interest rate on the underlying mortgage loans. Under Freddie Mac’s Guarantor Program, the pass-through rate on a Freddie Mac certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of Freddie Mac’s management and guaranty income as agreed upon between the seller and Freddie Mac.

Freddie Mac certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a Freddie Mac certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of the Freddie Mac certificate. Thereafter, the remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts for Freddie Mac certificates sold by Freddie Mac on or after January 2, 1985, and makes payments of principal and interest each month to their registered holders in accordance with the holders’ instructions.

Federal National Mortgage Association. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately-managed corporation by legislation enacted in 1968.

Fannie Mae provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas.

Fannie Mae Certificates. These are guaranteed mortgage pass-through certificates issued and guaranteed as to timely payment of principal and interest by Fannie Mae representing fractional undivided interests in a pool of mortgage loans formed by Fannie Mae. Each mortgage loan must meet the applicable standards of the Fannie Mae purchase program. Mortgage loans comprising a pool are either provided by Fannie Mae from its own portfolio or purchased pursuant to the criteria of the Fannie Mae purchase program.

Mortgage loans underlying Fannie Mae certificates held by an issuing entity will consist of conventional mortgage loans, FHA loans or VA loans. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a Fannie Mae certificate are expected to be between either 8 to 15 years or 20 to 40 years. The original maturities of substantially all of the fixed rate, level payment FHA loans or VA loans are expected to be 30 years. Mortgage loans underlying a Fannie Mae certificate may have annual interest rates that vary by as much as two percentage points from each other. The rate of interest payable on a Fannie Mae certificate is equal to the lowest interest rate of any mortgage loan in the related pool, less a specified minimum annual percentage representing servicing compensation and Fannie Mae’s guaranty fee. Under a regular servicing option, the annual interest rates on the mortgage loans underlying a Fannie Mae certificate will be between 50 basis points and 250 basis points greater than is its annual pass through rate. Under this option the mortgagee or each other servicer assumes the entire risk of foreclosure losses. Under a special servicing option, the annual interest rates on the mortgage loans underlying a Fannie Mae certificate will generally be between 55 basis points and 255 basis points greater than the annual Fannie Mae certificate pass-through rate. Under this option Fannie Mae assumes the entire risk for foreclosure losses. If specified in the related prospectus supplement, Fannie Mae certificates may be backed by adjustable rate mortgages.

Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that it will distribute amounts representing the holder’s proportionate share of scheduled principal and interest payments at the applicable pass through rate provided for by the Fannie Mae certificate on the underlying mortgage loans, regardless of whether received, and the holder’s proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, regardless of whether the principal amount is actually recovered. The obligations of Fannie Mae under its guaranties are obligations solely of Fannie Mae and are not backed by, or entitled to, the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend Fannie Mae up to $2.25 billion outstanding at any time, neither the United States nor any of its agencies is obligated to finance Fannie Mae’s operations or to assist Fannie Mae in any other manner. If Fannie Mae were unable to satisfy its obligations, distributions to holders of Fannie Mae certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Fannie Mae certificates would be affected by delinquent payments and defaults on the mortgage loans.

Except for Fannie Mae certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects, Fannie Mae certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 are available in book-entry form only. Distributions of principal and interest on each Fannie Mae certificate will be made by Fannie Mae on the 25th day of each month to the persons in whose name the Fannie Mae certificate is entered in the books of the Federal Reserve Banks or registered on the Fannie Mae certificate register as of the close of business on the last day of the preceding month. Distributions on Fannie Mae certificates issued in book-entry form will be made by wire. Distributions on fully registered Fannie Mae certificates will be made by check.

The Fannie Mae certificates included in an issuing entity, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any different characteristics and terms will be described in the related prospectus supplement.

Stripped Mortgage-Backed Securities. Agency Securities may consist of one or more stripped mortgage-backed securities, each as described in this prospectus and in the related prospectus supplement. Each Agency Security will represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all the distributions) on certain Freddie Mac, Fannie Mae or Ginnie Mae certificates. The underlying securities will be held under a trust agreement by Freddie Mac, Fannie Mae or Ginnie Mae, each as trustee, or by another trustee named in the related prospectus supplement. The applicable prospectus supplement may specify that Freddie Mac, Fannie Mae or Ginnie Mae will not guarantee each stripped Agency Security to the same extent it guarantees the underlying securities backing the stripped Agency Security, but if it does not, then Freddie Mac, Fannie Mae or Ginnie Mae will guarantee each stripped Agency Security to the same extent it guarantees the underlying securities backing the stripped Agency Security.

Other Agency Securities. If specified in the related prospectus supplement, an issuing entity may include other mortgage pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. The characteristics of those mortgage pass-through certificates will be described in the prospectus supplement. If so specified, a combination of different types of Agency Securities may be held in an issuing entity.

Private Mortgage-Backed Securities

Private Mortgage-Backed Securities may consist of mortgage pass-through certificates or participation certificates evidencing an undivided interest in a pool of mortgage loans or collateralized mortgage obligations secured by mortgage loans. Private Mortgage-Backed Securities may include stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all the distributions) on certain mortgage loans. Private Mortgage-Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement. The applicable prospectus supplement may provide that the seller/servicer of the underlying mortgage loans will not have entered into a pooling and servicing agreement with a private trustee, but if it does not, the seller/servicer of the underlying mortgage loans will have entered into the pooling and servicing agreement with a private trustee. The private trustee or its agent, or a custodian, will possess the mortgage loans underlying the Private Mortgage-Backed Security. Mortgage loans underlying a Private Mortgage-Backed Security will be serviced by a private servicer directly or by one or more subservicers who may be subject to the supervision of the private servicer.

The issuer of the Private Mortgage-Backed Securities will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling residential mortgage loans to the trusts and selling beneficial interests in the trusts. If so specified in the related prospectus supplement, the issuer of Private Mortgage-Backed Securities may be an affiliate of the depositor. The obligations of the issuer of Private Mortgage-Backed Securities will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related issuing entity. The issuer of Private Mortgage-Backed Securities will not have guaranteed any of the assets conveyed to the related issuing entity or any of the Private Mortgage-Backed Securities issued under the pooling and servicing agreement. Additionally, although the mortgage loans underlying the Private Mortgage-Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Private Mortgage-Backed Securities themselves will not be so guaranteed.

Distributions of principal and interest will be made on the Private Mortgage-Backed Securities on the dates specified in the related prospectus supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Mortgage-Backed Securities by the private trustee or the private servicer. The issuer of Private Mortgage-Backed Securities or the private servicer may have the right to repurchase assets underlying the Private Mortgage-Backed Securities after a certain date or under other circumstances specified in the related prospectus supplement.

The mortgage loans underlying the Private Mortgage-Backed Securities may consist of fixed rate, level payment, fully amortizing loans or graduated payment mortgage loans, buydown loans, adjustable rate mortgage loans or loans having balloon or other special payment features. The mortgage loans may be secured by first and/or subordinate liens on single family property or residential lot or by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a cooperative and the related shares issued by the cooperative or small multifamily residential properties, such as rental apartment buildings or projects containing five to fifty residential units, or by closed-end and/or revolving home equity loans, secured in whole or in part by first and/or subordinate liens on one- to four-family residential properties.

The prospectus supplement for a series for which the issuing entity includes Private Mortgage-Backed Securities will specify

•	the aggregate approximate principal amount and type of the Private Mortgage-Backed Securities to be included in the issuing entity;

•	certain characteristics of the mortgage loans that comprise the underlying assets for the Private Mortgage-Backed Securities including

•	the payment features of the mortgage loans,

•	the approximate aggregate principal balance, if known, of underlying mortgage loans insured or guaranteed by a governmental entity,

•	the servicing fee or range of servicing fees with respect to the mortgage loans and

•	the minimum and maximum stated maturities of the underlying mortgage loans at origination;

•	the maximum original term-to-stated maturity of the Private Mortgage-Backed Securities;

•	the weighted average term-to stated maturity of the Private Mortgage-Backed Securities;

•	the pass-through or certificate rate of the Private Mortgage-Backed Securities;

•	the weighted average pass-through or certificate rate of the Private Mortgage-Backed Securities;

•
the issuer of Private Mortgage-Backed Securities, the private servicer (if other than the issuer of Private Mortgage-Backed Securities) and the private trustee for the Private Mortgage-Backed Securities;

•
certain characteristics of credit support, if any, the as reserve funds, insurance policies, surety bonds, letters of credit or guaranties relating to the mortgage loans underlying the Private Mortgage-Backed Securities or to the Private Mortgage-Backed Securities themselves;

•
the terms on which the underlying mortgage loans for the Private Mortgage-Backed Securities may, or are required to, be purchased before their stated maturity or the stated maturity of the Private Mortgage-Backed Securities;

•	the terms on which mortgage loans may be substituted for those originally underlying the Private Mortgage-Backed Securities; and

•
as appropriate, shall indicate whether the information required to be presented with respect to the Private Mortgage-Backed Securities as a “significant obligor” is either incorporated by referenced, provided directly by the issuer or provided by reference to the Exchange Act filing of another entity.

Private Mortgage-Backed Securities included in the issuing entity for a series of certificates that were issued by an issuer of Private Mortgage-Backed Securities that is not affiliated with the depositor must be acquired in bona fide secondary market transactions or either have been previously registered under the Securities Act of 1933, as amended (the “Securities Act”) or have been held for at least the holding period required to be eligible for sale under Rule 144(k) under the Securities Act. If all of the conditions in paragraph (a) of Rule 190 under the Securities Act are not met, the offering of the Private Mortgage-Backed Securities itself will be registered as a primary offering of such securities, conducted in accordance with conditions set forth in Rule 190.

Substitution of Issuing Entity Assets

Substitution of Issuing Entity Assets will be permitted upon breaches of representations and warranties with respect to any original Mortgage Asset or if the trustee determines that the documentation with respect to any Mortgage Asset is incomplete. See “Loan Program—Representations by Sellers; Repurchases.” The period during which the substitution will be permitted generally will be indicated in the related prospectus supplement. The related prospectus supplement will describe any other conditions upon which Issuing Entity Assets may be substituted for Issuing Entity Assets initially included in the issuing entity.

Available Information

The depositor has filed with the SEC a Registration Statement under the Securities Act covering the securities. This prospectus, which forms a part of the Registration Statement, and the prospectus supplement relating to each series of securities contain summaries of the material terms of the documents referred to in this prospectus and in the prospectus supplement, but do not contain all of the information in the Registration Statement pursuant to the rules and regulations of the SEC. For further information, reference is made to the Registration Statement and its exhibits. The Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, information statements and other information regarding the registrants that file electronically with the SEC, including the depositor. The address of that Internet website is http://www.sec.gov. The depositor’s SEC Securities Act file number is 333-140726.

This prospectus and any applicable prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities offered by this prospectus and the prospectus supplement nor an offer of the securities to any person in any state or other jurisdiction in which the offer would be unlawful.

Incorporation of Certain Documents by Reference; Reports Filed with the SEC

All distribution reports on Form 10-D and current reports on Form 8-K filed with the SEC for the issuing entity referred to in the accompanying prospectus supplement after the date of this prospectus and before the end of the related offering are incorporated by reference in this prospectus and are a part of this prospectus from the date of their filing. Any statement contained in a document incorporated by reference in this prospectus is modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus (or in the accompanying prospectus supplement) or in any other subsequently filed document that also is incorporated by reference differs from that statement. Any statement so modified or superseded shall not, except as so modified or superseded, constitute a part of this prospectus.

The depositor or servicer on behalf of the issuing entity of the related series will file the reports required under the Securities Act and under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These reports include (but are not limited to):

•
Reports on Form 8-K (Current Report), following the issuance of the series of securities of the related issuing entity, including as Exhibits to the Form 8-K (1) the agreements or other documents specified in the related prospectus supplement, if applicable, (2) the Detailed Description, if applicable, regarding the related Issuing Entity Assets and (3) the opinions related to the tax consequences and the legality of the series being issued required to be filed under applicable securities laws;

•
Reports on Form 8-K (Current Report), following the occurrence of events specified in Form 8-K requiring disclosure, which are required to be filed within the time-frame specified in Form 8-K related to the type of event;

•
Reports on Form 10-D (Asset-Backed Issuer Distribution Report), containing the distribution and pool performance information required on Form 10-D, which are required to be filed 15 days following the distribution date specified in the related prospectus supplement; and

•	Reports on Form 10-K (Annual Report), containing the items specified in Form 10-K with respect to a fiscal year and filing or furnishing, as appropriate, the required exhibits.

Neither the depositor nor the servicer intends to file with the SEC any reports required under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act with respect to an issuing entity following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Exchange Act. Unless specifically stated in the report, the reports and any information included in the report will neither be examined nor reported on by an independent public accountant. Each issuing entity formed by the depositor will have a separate file number assigned by the SEC, which is generally not available until filing of the final prospectus supplement related to the series. Reports filed with respect to an issuing entity with the SEC after the final prospectus supplement is filed will be available under issuing entity’s specific number, which will be a series number assigned to the SEC Securities Act file number of the depositor.

The trustee on behalf of any issuing entity will provide without charge to each person to whom this prospectus is delivered, on the person’s written request, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this prospectus (not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates) and any reports filed with the SEC. Requests should be directed to the corporate trust office of the trustee specified in the accompanying prospectus supplement.

Reports to Securityholders

The distribution and pool performance reports filed on Form 10-D will be forwarded to each securityholder as specified in the related prospectus supplement. All other reports filed with the SEC concerning the issuing entity will be forwarded to securityholders free of charge upon written request to the trustee on behalf of any issuing entity, but will not be made available through a website of the depositor, the servicer or any other party as these reports and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC and can also viewed electronically at the internet Web site of the SEC shown above under “—Available Information.”

The applicable prospectus supplement may specify different items to be reported, but if it does not, before or concurrently with each distribution on a distribution date the servicer or the trustee will furnish to each securityholder of record of the related series a statement setting forth, to the extent applicable to the series of securities, among other things:

•
the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and, if so specified in the related prospectus supplement, prepayment charges;

•	the amount of the distribution allocable to interest;

•	the amount of any advance;

•
the aggregate amount otherwise allocable to the subordinated securityholders on the distribution date and the aggregate amount withdrawn from the reserve fund, if any, that is included in the amounts distributed to the securityholders;

•	the Class Security Balance or notional amount of each class of the related series after giving effect to the distribution of principal on the distribution date;

•	the percentage of principal payments on the Issuing Entity Assets (excluding prepayments), if any, which each class will be entitled to receive on the following distribution date;

•	the percentage of principal prepayments with respect to the Issuing Entity Assets, if any, which each class will be entitled to receive on the following distribution date;

•
the related amount of the servicing compensation retained or withdrawn from the Security Account by the servicer, and the amount of additional servicing compensation received by the servicer attributable to penalties, fees, excess liquidation proceeds and other similar charges and items;

•
the number and aggregate principal balances of mortgage loans (A) delinquent (exclusive of mortgage loans in foreclosure) 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 or more days and (B) in foreclosure and delinquent 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 or more days, as of the close of business on the last day of the calendar month preceding the distribution date;

•	the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

•	the pass-through rate, if adjusted from the date of the last statement, of a class expected to be applicable to the next distribution to the class;

•	if applicable, the amount remaining in the reserve fund at the close of business on the distribution date;

•	the pass-through rate as of the day before the preceding distribution date; and

•	any amounts remaining under letters of credit, pool policies or other forms of credit enhancement.

Where applicable, any amount set forth above may be expressed as a dollar amount per single certificate of the relevant class having the percentage interest specified in the related prospectus supplement. The report to securityholders for any series of securities may include additional or other information of a similar nature to that specified above.

In addition, within a reasonable period of time after the end of each calendar year, the servicer or the trustee will mail to each securityholder of record at any time during the calendar year a report as to the aggregate of amounts reported pursuant to the first two items for the calendar year or, if the person was a securityholder of record during a portion of the calendar year, for the applicable portion of the year and other customary information deemed appropriate for securityholders to prepare their tax returns.

Use of Proceeds

The depositor will apply the net proceeds from the sale of the securities to the purchase of Issuing Entity Assets or will be used by the depositor for general corporate purposes. The depositor expects to sell securities in series from time to time, but the timing and amount of securities offerings will depend on a number of factors, including the volume of Issuing Entity Assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

The Depositor

IndyMac MBS, Inc., a Delaware corporation, was organized on July 9, 1999 for the limited purpose of acquiring, owning and transferring Issuing Entity Assets and selling interests in them or bonds secured by them. The depositor is a limited purpose finance subsidiary of IndyMac Bank, F.S.B., a federal savings bank organized under the laws of the United States. The depositor maintains its principal office at 155 North Lake Avenue, Pasadena, California 91101. Its telephone number is (800) 669-2300.

The depositor’s obligations after issuance of the securities include delivery of the Issuing Entity Assets and certain related documents and instruments, repurchasing Issuing Entity Assets in the event of certain breaches of representations and warranties made by the depositor, providing tax-related information to the trustee and maintaining the trustee’s first and/or subordinate priority perfected security interest in the Issuing Entity Assets.

Neither the depositor nor any of the depositor’s affiliates will insure or guarantee distributions on the securities of any series.

Mortgage Loan Program

The mortgage loans will have been purchased by the depositor, either directly or through affiliates, from sellers. The discussion below under “Underwriting Process” contains a general description of underwriting standards that are applicable to most sellers. A description of the underwriting guidelines that are applied by the seller or sellers in a particular transaction will be set forth in the related prospectus supplement.

Underwriting Standards

The applicable prospectus supplement may provide for the seller’s representations and warranties relating to the mortgage loans, but if it does not, each seller will represent and warrant that all loans originated and/or sold by it to the depositor will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans. As to any loan insured by the FHA or partially guaranteed by the VA, the seller will represent that it has complied with the underwriting police of the FHA or the VA, as the case may be.

Underwriting Process

Underwriting standards are applied by or on behalf of a lender to evaluate the borrower’s credit standing and repayment ability, and the value and adequacy of the Property as collateral. Most lenders offer a number of different underwriting programs. Some programs place more emphasis on a borrower’s credit standing and repayment ability while others emphasize the value and adequacy of the Property as collateral. The most comprehensive of the programs emphasize both.

In general, where a loan is subject to full underwriting review, a prospective borrower applying for a mortgage loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower’s financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower’s credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source, typically the borrower’s employer. The verification reports the length of employment with that organization, the borrower’s current salary and whether it is expected that the borrower will continue employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

In determining the adequacy of the Property as collateral, an appraisal is made of each property considered for financing. Except as described in the applicable prospectus supplement, an appraiser is required to inspect the property and verify that it is in good repair and that construction, if new, has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home.

Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available to meet monthly housing expenses and other financial obligations and monthly living expenses and to meet the borrower’s monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the Property such as property taxes and hazard insurance). The underwriting standards applied by sellers, particularly with respect to the level of loan documentation and the mortgagor’s income and credit history, may be varied in appropriate cases where factors as low Loan-to-Value Ratios or other favorable credit factors exist.

In the event a lender underwrites mortgage loans under programs less restrictive than the one described above, a description of those programs will be set forth in the related prospectus supplement.

Certain of the types of mortgage loans that may be included in an issuing entity may be recently developed and may involve additional uncertainties not present in traditional types of loans. For example, certain of the mortgage loans may provide for escalating or variable payments by the mortgagor. These types of mortgage loans are underwritten on the basis of a judgment that the mortgagors have the ability to make the monthly payments required initially. In some instances, however, a mortgagor’s income may not be sufficient to permit continued loan payments as the payments increase. These types of mortgage loans may also be underwritten primarily on the basis of Loan-to-Value Ratios or other favorable credit factors.

Qualifications of Sellers

Each seller must be an institution experienced in originating mortgage loans of the type contained in the related mortgage pool and must maintain satisfactory facilities to originate those mortgage loans.

Representations by Sellers; Repurchases

Each seller or, in some cases originator, will have made representations and warranties in respect of the mortgage loans sold by the seller or originator and evidenced by a series of securities. The applicable prospectus supplement may specify the different representations and warranties, but if it does not, the representations and warranties will generally include, among other things:

•
that a lender’s policy of title insurance (or in the case of mortgaged properties located in areas where title insurance policies are generally not available, an attorney’s certificate of title) or a commitment to issue the policy was effective on the date of origination of each loan, other than cooperative loans, and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the mortgage loan from the seller by or on behalf of the depositor;

•
that the seller had good title to each mortgage loan and the mortgage loan was subject to no valid offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement described in this prospectus may forgive certain indebtedness of a mortgagor;

•
that each mortgage loan is secured by a valid first lien on, or a first perfected security interest with respect to, the Property (subject only to permissible title insurance exceptions, if applicable, and certain other exceptions described in the pooling and servicing agreement or sale and servicing agreement, as applicable) and that the Property was free of material damage;

•	that there were no delinquent tax or assessment liens against the Property; and

•	that each loan at the time it was originated and on the date of transfer by the seller to the depositor complied in all material respects with all applicable local, state and federal laws.

As to any mortgage loan insured by the FHA or partially guaranteed by the VA, the seller will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

As indicated in the related pooling and servicing agreement, the representations and warranties of a seller or originator in respect of a mortgage loan will be made as of the date of initial issuance of the series of securities, the related cut-off date, the date on which the seller sold the mortgage loan to the depositor or one of its affiliates, or the date of origination of the related mortgage loan, as the case may be. If representations and warranties are made as of a date other than the closing date or cut-off date, a substantial period of time may have elapsed between the other date and the date of initial issuance of the series of securities evidencing an interest in the mortgage loan. Because the representations and warranties of a seller or originator do not address events that may occur following the sale of a mortgage loan by the seller or originator or following the origination of the mortgage loan, as the case may be, its repurchase obligation will not arise if the relevant event that would otherwise have given rise to a repurchase obligation with respect to a mortgage loan occurs after the date of sale of the mortgage loan by the seller to the depositor or its affiliates or after the origination of the mortgage loan, as the case may be. In addition, the representations concerning fraud in the origination of the mortgage loan will be limited to the extent the seller or originator has knowledge and the seller will be under no obligation to investigate the substance of the representation. However, the depositor will not include any mortgage loan in the issuing entity for any series of securities if anything has come to the depositor’s attention that would cause it to believe that the representations and warranties of a seller will not be accurate and complete in all material respects in respect of the mortgage loan as of the date of initial issuance of the related series of securities. If the servicer is also a seller or originator of mortgage loans with respect to a particular series, the representations will be in addition to the representations and warranties made by the servicer in its capacity as the servicer.

The trustee, if the servicer is the seller or originator, or the servicer will promptly notify the relevant seller of any breach of any representation or warranty made by it in respect of a mortgage loan that materially and adversely affects the interests of the securityholders in the mortgage loan. The applicable prospectus supplement may specify that the seller has a different repurchase obligation, but if it does not, then if the seller cannot cure the breach within 90 days after notice from the servicer or the trustee, as the case may be, then the seller will be obligated to either

•
repurchase the mortgage loan from the issuing entity at a price equal to 100% of the outstanding principal balance of the mortgage as of the date of the repurchase plus accrued interest on it to the first day of the month in which the purchase price is to be distributed at the mortgage rate, less any unreimbursed advances or amount payable as related servicing compensation if the seller or originator is the servicer with respect to the mortgage loan or

•	substitute for the loan a replacement loan that satisfies the criteria specified in the related prospectus supplement.

If an election is to be made to treat an issuing entity or designated portions of it as a “real estate mortgage investment conduit” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), the servicer or a holder of the related residual certificate will be obligated to pay any prohibited transaction tax that may arise in connection with any repurchase or substitution and the trustee must have received a satisfactory opinion of counsel that the repurchase or substitution will not cause the issuing entity to lose its status as a REMIC or otherwise subject the issuing entity to a prohibited transaction tax. The applicable prospectus supplement may contain different reimbursement options, but if it does not, the servicer will be entitled to reimbursement for that payment from the assets of the related issuing entity or from any holder of the related residual certificate. See “Description of the Securities— General” and in the related prospectus supplement. Except in those cases in which the servicer is the seller or originator, the servicer will be required under the applicable pooling and servicing agreement to enforce this obligation for the benefit of the trustee and the securityholders, following the practices it would employ in its good faith business judgment were it the owner of the mortgage loan. This repurchase obligation will constitute the sole remedy available to securityholders or the trustee for a breach of representation by a seller or originator.

Neither the depositor nor the servicer (unless the servicer is the seller) will be obligated to purchase or substitute a mortgage loan if a seller defaults on its obligation to do so, and we can give no assurance that sellers will carry out their respective repurchase or substitution obligations with respect to mortgage loans. However, to the extent that a breach of a representation and warranty of a seller may also constitute a breach of a representation made by the servicer, the servicer may have a repurchase or substitution obligation as described under “The Agreements—Assignment of Issuing Entity Assets.”

Static Pool Data

If specified in the related prospectus supplement, static pool data with respect to the delinquency, cumulative loss and prepayment data for IndyMac Bank, F.S.B. or any other person specified in the related prospectus supplement will be made available through a website. The prospectus supplement related to each series for which the static pool data is provided through a website will contain the website address to obtain this information. Except as stated below, the static pool data provided through any website will be deemed part of this prospectus and the registration statement of which this prospectus is a part from the date of the related prospectus supplement.

Notwithstanding the foregoing, the following information shall not be deemed part of the prospectus or the registration statement of which this prospectus is a part:

•
with respect to information regarding prior securitized pools of IndyMac Bank, F.S.B. (or the applicable person specified in the related prospectus supplement) that do not include the currently offered pool, information regarding prior securitized pools that were established before January 1, 2006; and

•	with respect to information regarding the pool described in the related prospectus supplement, information about the pool for periods before January 1, 2006.

Static pool data may also be provided in the related prospectus supplement or may be provided in the form of a CD-ROM accompanying the related prospectus supplement. The related prospectus supplement will specify how the static pool data will be presented.

Description of the Securities

The prospectus supplement relating to the securities of each series to be offered under this prospectus will, among other things, set forth for the securities, as appropriate:

•
a description of the class or classes of securities and the rate at which interest will be passed through to holders of each class of securities entitled to interest or the method of determining the amount of interest, if any, to be passed through to each class;

•
the initial aggregate principal balance of each class of securities included in the series, the dates on which distributions on the securities will be made and, if applicable, the initial and final scheduled distribution dates for each class;

•
information as to the assets comprising the issuing entity, including the general characteristics of the Issuing Entity Assets included in the issuing entity and, if applicable, the insurance, surety bonds, guaranties, letters of credit or other instruments or agreements included in the issuing entity, and the amount and source of any reserve fund;

•	the circumstances, if any, under which the issuing entity may be subject to early termination;

•	the method used to calculate the amount of principal to be distributed with respect to each class of securities;

•	the order of application of distributions to each of the classes within the series, whether sequential, pro rata, or otherwise;

•	the distribution dates with respect to the series;

•	additional information with respect to the plan of distribution of the securities;

•	whether one or more REMIC elections will be made and designation of the regular interests and residual interests;

•	the aggregate original percentage ownership interest in the issuing entity to be evidenced by each class of securities;

•	information as to the nature and extent of subordination with respect to any class of securities that is subordinate in right of payment to any other class; and

•	information as to the seller, the servicer and the trustee.

Each series of certificates will be issued pursuant to a separate Pooling and Servicing Agreement. A form of Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this prospectus forms a part. Each Pooling and Servicing Agreement will be dated as of the related cut-off date, will be among the depositor, the servicer and the trustee for the benefit of the holders of the securities of the related series. Each series of notes will be issued pursuant to an indenture (the “Indenture”) between the related issuing entity and the entity named in the related prospectus supplement as trustee with respect to the related series, and the related loans will be serviced by the servicer pursuant to a Sale and Servicing Agreement. Each Indenture will be dated as of the cut-off date and the Issuing Entity Assets will be pledged to the related trustee for the benefit of the holders of the securities of the related series.

A form of Indenture and Sale and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this prospectus forms a part. A series of securities may consist of both notes and certificates. The provisions of each agreement will vary depending upon the nature of the securities to be issued thereunder and the nature of the related issuing entity. The following are descriptions of the material provisions which may appear in each agreement. The descriptions are subject to, and are qualified in their entirety by reference to, all of the provisions of the agreement for each series of securities and the applicable prospectus supplement. The depositor will provide a copy of the agreements (without exhibits) relating to any series without charge upon written request of a holder of record of a security of the series addressed to IndyMac MBS, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: Transaction Management. The following summaries describe material provisions that may appear in each agreement.

General

The securities of each series will be issued in either fully registered or book-entry form in the authorized denominations specified in the related prospectus supplement. In the case of certificates, the securities will evidence specified beneficial ownership interests in the related issuing entity. In the case of notes, the securities will be secured by the assets of the related issuing entity. In both cases, the securities will not be entitled to payments in respect of the assets included in any other issuing entity established by the depositor. The applicable prospectus supplement may provide for guarantees by a governmental entity or other person, but if it does not, the Issuing Entity Assets will not be insured or guaranteed by any governmental entity or other person. Each issuing entity will consist of, to the extent provided in the related agreement,

•	the Issuing Entity Assets that from time to time are subject to the related agreement (exclusive of any amounts specified in the related prospectus supplement as a retained interest);

•	the assets required to be deposited in the related Security Account from time to time;

•	property that secured a mortgage loan and that is acquired on behalf of the securityholders by foreclosure or deed in lieu of foreclosure; and

•
any primary mortgage insurance policies, FHA insurance and VA guaranties, and any other insurance policies or other forms of credit enhancement required to be maintained pursuant to the related agreement.

If specified in the related prospectus supplement, an issuing entity may also include one or more of the following: reinvestment income on payments received on the Issuing Entity Assets, a reserve fund, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties or similar instruments or other agreements.

Each series of securities will be issued in one or more classes. Each class of securities of a series will evidence beneficial ownership of a specified percentage or portion of future interest payments and a specified percentage or portion of future principal payments on the Issuing Entity Assets in the related issuing entity. These specified percentages may be 0%. Each class of notes of a series will be secured by the related Issuing Entity Assets. A series of securities may include one or more classes that are senior in right to payment to one or more other classes of securities of the series. Certain series or classes of securities may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described under”—Credit Enhancement” in this prospectus and in the related prospectus supplement. One or more classes of securities of a series may be entitled to receive distributions of principal, interest or any combination of principal and interest. Distributions on one or more classes of a series of securities may be made before one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the Issuing Entity Assets in the related issuing entity, or on a different basis, in each case as specified in the related prospectus supplement. The timing and amounts of the distributions may vary among classes or over time as specified in the related prospectus supplement.

The trustee will make distributions of either or both of principal and interest on the related securities on each distribution date (i.e., monthly, quarterly, semi-annually or at other intervals and on the dates specified in the prospectus supplement) in proportion to the percentages specified in the related prospectus supplement. Distributions will be made to the persons in whose names the securities are registered at the close of business on the dates specified in the related prospectus supplement. Distributions will be made in the manner specified in the related prospectus supplement to the persons entitled to them at the addresses appearing in the security register maintained for securityholders; provided, however, that the final distribution in retirement of the securities will be made only upon presentation and surrender of the securities at the office or agency of the trustee or other person specified in the notice to securityholders of the final distribution.

The securities will be freely transferable and exchangeable at the corporate trust office of the trustee specified in the related prospectus supplement. No service charge will be made for any registration of exchange or transfer of securities of any series, but the trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

Under current law the purchase and holding by or on behalf of any employee benefit plan or other retirement arrangement subject to provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code of certain classes of securities may result in “prohibited transactions” within the meaning of ERISA and Section 4975 of the Code. See “ERISA Considerations.” Retirement arrangements subject to these provisions include individual retirement accounts and annuities, Keogh plans and collective investment funds in which the plans, accounts or arrangements are invested. The applicable prospectus supplement may specify other conditions under which transfers of this type would be permitted, but if it does not, transfer of the securities will not be registered unless the transferee represents that it is not, and is not purchasing on behalf of, a plan, account or other retirement arrangement or provides an opinion of counsel satisfactory to the trustee and the depositor that the purchase of the securities by or on behalf of a plan, account or other retirement arrangement is permissible under applicable law and will not subject the trustee, the servicer or the depositor to any obligation or liability in addition to those undertaken in the applicable agreement.

As to each series, an election may be made to treat the related issuing entity or designated portions of it as a real estate mortgage investment conduit or REMIC as defined in the Code. The related prospectus supplement will specify whether a REMIC election is to be made. Alternatively, the agreement for a series may provide that a REMIC election may be made at the discretion of the depositor or the servicer and may be made only if certain conditions are satisfied. The terms applicable to the making of a REMIC election, as well as any material federal income tax consequences to securityholders not described in this prospectus, will be set forth in the related prospectus supplement. If a REMIC election is made with respect to a series, one of the classes will be designated as evidencing the sole class of residual interests in the related REMIC, as defined in the Code. All other classes of securities in the series will constitute regular interests in the related REMIC, as defined in the Code. As to each series for which a REMIC election is to be made, the servicer or a holder of the related residual interest or ownership will be obligated to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The applicable prospectus supplement may restrict the servicer’s reimbursement rights, but if it does not, the servicer will be entitled to reimbursement for that payment from the assets of the issuing entity or from any holder of the related residual certificate or ownership interest. Unless otherwise specified in the related prospectus supplement, if the amounts distributable to the related residual securities are insufficient to cover the amount of any prohibited transaction taxes, the amount necessary to reimburse the servicer may be deducted from the amounts otherwise distributable to the other classers of securities of the series.

Distributions on Securities

General. In general, the method of determining the amount of distributions on a particular series of securities will depend on the type of credit support, if any, for that series. See “Credit Enhancement” in this prospectus and in the related prospectus supplement. Various methods that may be used to determine the amount of distributions on the securities of a particular series. The prospectus supplement for each series of securities will describe the method to be used in determining the amount of distributions on the securities of that series.

The trustee will make distributions allocable to principal of and interest on the securities out of, and only to the extent of, funds in the related Security Account, including any funds transferred from any reserve fund. As between securities of different classes and as between distributions of principal (and, if applicable, between distributions of principal prepayments and scheduled payments of principal) and interest, distributions made on any distribution date will be applied as specified in the related prospectus supplement. The applicable prospectus supplement may provide for payment distinctions within classes, but if it does not, distributions to any class of securities will be made pro rata to all securityholders of that class.

Available Funds. All distributions on the securities of each series on each distribution date will be made from the Available Funds, in accordance with the terms described in the related prospectus supplement and specified in the related agreement. The applicable prospectus supplement may define Available Funds with reference to different accounts or different amounts, but if it does not, “Available Funds” for each distribution date will generally equal the amount on deposit in the related Security Account on that distribution date (net of related fees and expenses payable by the related issuing entity) other than amounts to be held in the Security Account for distribution on future distribution dates.

Distributions of Interest. Interest will accrue on the aggregate original balance of the securities (or, in the case of securities entitled only to distributions allocable to interest, the aggregate notional amount) of each class of securities (the “Class Security Balance”) entitled to interest at the pass-through rate or interest rate, as applicable (which in either case may be a fixed rate or a rate adjustable as specified in the prospectus supplement) from the date and for the periods specified in the related prospectus supplement. To the extent funds are available therefor, interest accrued during each specified period on each class of securities entitled to interest (other than a class of securities that provides for interest that accrues, but is not currently payable) will be distributable on the distribution dates specified in the related prospectus supplement until the Class Security Balance of the class has been distributed in full. In the case of securities entitled only to distributions allocable to interest, interest will be distributable until the aggregate notional amount of the securities is reduced to zero or for the period of time designated in the related prospectus supplement. The original principal balance of each security will equal the aggregate distributions allocable to principal to which the security is entitled. The applicable prospectus supplement may specify some other basis for these distributions, but if it does not, distributions allocable to interest on each security that is not entitled to distributions allocable to principal will be calculated based on the notional amount of the certificate. The notional amount of a security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

Interest payable on the securities of a series on a distribution date will include all interest accrued during the period specified in the related prospectus supplement. If the interest accrual period for a security ends two or more days before a distribution date, the effective yield will be lower than the yield obtained if interest on the security were to accrue through the day immediately preceding that distribution date. In addition, the effective yield (at par) to securityholders will be less than the indicated coupon rate.

With respect to any class of accrual securities, any interest that has accrued but is not paid on a given distribution date will be added to the Class Security Balance of the class of securities on that distribution date. The applicable prospectus supplement may specify some other basis for these distributions, but if it does not, distributions of interest on each class of accrual securities will commence only after the occurrence of the events specified in the prospectus supplement and, before that time, the beneficial ownership interest of the class of accrual securities in the issuing entity, as reflected in the Class Security Balance of the class of accrual securities, will increase on each distribution date by the amount of interest that accrued on the class of accrual securities during the preceding interest accrual period but that was not required to be distributed to the class on the distribution date. A class of accrual securities will thereafter accrue interest on its outstanding Class Security Balance as so adjusted.

Distributions of Principal. The related prospectus supplement will specify the method by which the amount of principal to be distributed on the securities on each distribution date will be calculated and the manner in which that amount will be allocated among the classes of securities entitled to distributions of principal. The Class Security Balance of any class of securities entitled to distributions of principal will be the original Class Security Balance of the class of securities specified in the prospectus supplement,

•	reduced by all distributions reported to the holders of the securities as allocable to principal

•	in the case of accrual securities, unless otherwise specified in the related prospectus supplement, increased by all interest accrued but not then distributable on the accrual securities,

•	in the case of adjustable rate securities, unless otherwise specified in the related prospectus supplement, subject to the effect of negative amortization, and

•	if specified in the related prospectus supplement, reduced by the amount of any losses allocated to the Class Security Balance of the class of securities.

A series of securities may include one or more classes of senior securities and one or more classes of subordinate securities. If so provided in the related prospectus supplement, one or more classes of senior securities will be entitled to receive all or a disproportionate percentage of the payments of principal that are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of the payments in the percentages and under the circumstances or for the periods specified in the prospectus supplement. Any disproportionate allocation of these principal prepayments to senior securities will have the effect of accelerating the amortization of the senior securities while increasing the interests evidenced by the subordinated securities in the issuing entity. Increasing the interests of the subordinated securities relative to that of the senior securities is intended to preserve the availability of the subordination provided by the subordinated securities. See “Credit Enhancement—Subordination” and “Credit Enhancement—Subordination of the Subordinated Securities” in the related prospectus supplement.

Unscheduled Distributions. If specified in the related prospectus supplement, the securities will be subject to receipt of distributions before the next scheduled distribution date. If applicable, the trustee will be required to make unscheduled distributions on the day and in the amount specified in the related prospectus supplement if, due to substantial payments of principal (including principal prepayments) on the Issuing Entity Assets, the trustee or the servicer determines that the funds available or anticipated to be available from the Security Account and, if applicable, any reserve fund, may be insufficient to make required distributions on the securities on the distribution date. The applicable prospectus supplement may specify some other basis for these distributions, but if it does not, the amount of the unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the securities on the next distribution date. The applicable prospectus supplement may provide that unscheduled distributions will not include interest or that interest will be computed on a different basis, but if it does not, all unscheduled distributions will include interest at the applicable pass-through rate on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in the prospectus supplement.

Advances

To the extent provided in the related prospectus supplement, each servicer will be required to advance on or before each distribution date (from its own funds or funds held in the Security Account for future distributions to securityholders), an amount equal to the aggregate of payments of principal and interest that were delinquent on the related Determination Date, subject to the servicer’s determination that the advances will be recoverable out of late payments by obligors on the Issuing Entity Assets, liquidation proceeds, insurance proceeds not used to restore the property or otherwise. In the case of cooperative loans, the servicer also will be required to advance any unpaid maintenance fees and other charges under the related proprietary leases as specified in the related prospectus supplement.

In making advances, each servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to securityholders, rather than to guarantee or insure against losses.

If the servicer makes advances from funds being held for future distribution to securityholders, the servicer will replace the funds on or before any future distribution date to the extent that funds in the applicable Security Account on the distribution date would be less than the amount required to be available for distributions to securityholders on the distribution date. Any advances will be reimbursable to the servicer out of recoveries on the specific Issuing Entity Assets with respect to which the advances were made (e.g., late payments made by the related obligors, any related insurance proceeds, liquidation proceeds or proceeds of any mortgage loan repurchased by the depositor or a seller pursuant to the related pooling and servicing agreement or sale and servicing agreement, as applicable). In addition, advances by the servicer also will be reimbursable to the servicer from cash otherwise distributable to securityholders (including the holders of senior securities) to the extent that the servicer determines that the advances previously made are not ultimately recoverable as described in the preceding sentence. The servicer also will be obligated to make advances, to the extent recoverable out of insurance proceeds not used to restore the property, liquidation proceeds or otherwise, for certain taxes and insurance premiums not paid by mortgagors on a timely basis. Funds so advanced are reimbursable to the servicer to the extent permitted by the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable. If specified in the related prospectus supplement, the obligations of the servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in the prospectus supplement.

In the event that the servicer fails to make a required advance, the applicable prospectus supplement may specify whether another party will have advancing obligations, but if it does not, the trustee will be obligated to make such advance in its capacity as successor servicer. If the trustee makes such an advance, it will be entitled to be reimbursed for such advance to the same extent and degree as the servicer is entitled to be reimbursed for advances. See “Description of the Securities-Distributions on Securities.”

Mandatory Auction

The applicable prospectus supplement for a series of notes may provide for a Dutch auction of such notes to be held on a specified date, provided that certain conditions are met. The prospectus supplement may further provide for adjustments to the terms of the notes, including but not limited to, acceleration of principal repayments, reset of interest rate and/or payment by a credit enhancement provider, and such adjustments may be determined by the results of the Dutch auction.

Categories of Classes of Securities

In general, classes of pass-through securities fall into different categories. The following chart identifies and generally defines the more typical categories. The prospectus supplement for a series of securities may identify the classes which comprise the series by reference to the following categories.

Categories of Classes	Definition Principal Types

Accretion Directed Class
A class that receives principal payments from the accreted interest from specified accrual classes. An accretion directed class also may receive principal payments from principal paid on the underlying Issuing Entity Assets or other assets of the issuing entity for the related series.

Companion Class
A class that receives principal payments on any distribution date only if scheduled payments have been made on specified planned principal classes, targeted principal classes or scheduled principal classes.

Component Class
A class consisting of “components.” The components of a class of component securities may have different principal and interest payment characteristics but together constitute a single class. Each component of a class of component securities may be identified as falling into one or more of the categories in this chart.

Categories of Classes	Definition Principal Types

Non-Accelerated Senior or NAS
A class that, for the period of time specified in the related prospectus supplement, generally will not receive (in other words, is locked out) (1) principal prepayments on the underlying Issuing Entity Assets that are allocated disproportionately to the senior securities because of the shifting interest structure of the securities in the issuing entity and/or (2) scheduled principal payments on the underlying Issuing Entity Assets, as specified in the related prospectus supplement. During the lock-out period, the portion of the principal distributions on the underlying Issuing Entity Assets of which the NAS Class is locked out will be distributed to the other classes of senior securities.

Notional Amount Class	A class having no principal balance and bearing interest on the related notional amount. The notional amount is used for purposes of the determination of interest distributions.

Planned Principal Class or PACs
A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying Issuing Entity Assets. These two rates are the endpoints for the “structuring range” for the planned principal class. The planned principal classes in any series of securities may be subdivided into different categories (e.g., primary planned principal classes, secondary planned principal classes and so forth) having different effective structuring ranges and different principal payment priorities. The structuring range for the secondary planned principal class of a series of securities will be narrower than that for the primary planned principal class of the series.

Scheduled Principal Class
A class that is designed to receive principal payments using a predetermined principal balance schedule but is not designated as a planned principal class or targeted principal class. In many cases, the schedule is derived by assuming two constant prepayment rates for the underlying Issuing Entity Assets. These two rates are the endpoints for the “structuring range” for the scheduled principal class.

Sequential Pay Class
Classes that receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that under all circumstances receive payments of principal continuously from the first distribution date on which they receive principal until they are retired. A single class that receives principal payments before or after all other classes in the same series of securities may be identified as a sequential pay class.

Strip Class	A class that receives a constant proportion, or “strip,” of the principal payments on the underlying Issuing Entity Assets or other assets of the issuing entity.

Super Senior Class
A class that will not bear its proportionate share of realized losses (other than excess losses) as its share is directed to another class (the “Support Class”) until the Class Security Balance of the Support Class is reduced to zero.

Support Class	A class that absorbs realized losses other than excess losses that would otherwise be allocated to a Super Senior class after the related classes of subordinated securities are no longer outstanding.

Categories of Classes	Definition Principal Types

Targeted Principal Class or TACs	A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying Issuing Entity Assets.

Interest Types

Fixed Rate	A class with an interest rate that is fixed throughout the life of the class.

Floating Rate	A class with an interest rate that resets periodically based upon a designated index and that varies directly with changes in the index.

Inverse Floating Rate	A class with an interest rate that resets periodically based upon a designated index and that varies inversely with changes in the index.

Variable Rate
A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the mortgage rates borne by the underlying mortgage loans).

Interest Only
A class that receives some or all of the interest payments made on the underlying Issuing Entity Assets or other assets of the issuing entity and little or no principal. Interest only classes have either a nominal principal balance or a notional amount. A nominal principal balance represents actual principal that will be paid on the class. It is referred to as nominal since it is extremely small compared to other classes. A notional amount is the amount used as a reference to calculate the amount of interest due on an interest only class that is not entitled to any distributions of principal.

Principal Only	A class that does not bear interest and is entitled to receive only distributions of principal.

Partial Accrual
A class that accretes a portion of the amount of accrued interest on it, which amount will be added to the principal balance of the class on each applicable distribution date, with the remainder of the accrued interest to be distributed currently as interest on the class. The accretion may continue until a specified event has occurred or until the partial accrual class is retired.

Accrual
A class that accretes the amount of accrued interest otherwise distributable on the class, which amount will be added as principal to the principal balance of the class on each applicable distribution date. The accretion may continue until some specified event has occurred or until the accrual class is retired.

Indices Applicable to Floating Rate and Inverse Floating Rate Classes

LIBOR

The applicable prospectus supplement may specify some other basis for determining LIBOR, but if it does not, on the LIBOR determination date (as defined in the related prospectus supplement) for each class of securities of a series for which the applicable interest rate is determined by reference to an index denominated as LIBOR, the person designated in the related pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable as the calculation agent will determine LIBOR in accordance with one of the two methods described below (which method will be specified in the related prospectus supplement):

LIBO Method

If using this method to calculate LIBOR, the calculation agent will determine LIBOR by reference to the quotations, as set forth on the Reuters Page LIBOR01, offered by the principal London office of each of the designated reference banks meeting the criteria set forth in this prospectus for making one-month United States dollar deposits in leading banks in the London Interbank market, as of 11:00 a.m. (London time) on the LIBOR determination date. In lieu of relying on the quotations for those reference banks that appear at the time on the Reuters Page LIBOR01, the calculation agent will request each of the reference banks to provide the offered quotations at that time.

Under this method the calculation agent will establish LIBOR on each LIBOR determination date as follows:

(a) If on any LIBOR determination date two or more reference banks provide offered quotations, LIBOR for the next interest accrual period shall be the arithmetic mean of the offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

(b) If on any LIBOR determination date only one or none of the reference banks provides offered quotations, LIBOR for the next interest accrual period shall be whichever is the higher of

•	LIBOR as determined on the previous LIBOR determination date or

•	the reserve interest rate.

The reserve interest rate shall be the rate per annum which the calculation agent determines to be either

•
the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the calculation agent are quoting, on the relevant LIBOR determination date, to the principal London offices of at least two of the reference banks to which the quotations are, in the opinion of the calculation agent being so made, or

•
if the calculation agent cannot determine the arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the calculation agent are quoting on the LIBOR determination date to leading European banks.

(c) If on any LIBOR determination date for a class specified in the related prospectus supplement, the calculation agent is required but is unable to determine the reserve interest rate in the manner provided in paragraph (b) above, LIBOR for the next interest accrual period shall be LIBOR as determined on the preceding LIBOR determination date, or, in the case of the first LIBOR determination date, LIBOR shall be considered to be the per annum rate specified as such in the related prospectus supplement.

Each reference bank will be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market; will not control, be controlled by, or be under common control with the calculation agent; and will have an established place of business in London. If reference bank should be unwilling or unable to act as such or if appointment of a reference bank is terminated, another leading bank meeting the criteria specified above will be appointed.

BBA Method

If using this method of determining LIBOR, the calculation agent will determine LIBOR on the basis of the British Bankers’ Association “Interest Settlement Rate” for one-month deposits in United States dollars as found on Reuters Page LIBOR01 as of 11:00 a.m. London time on each LIBOR determination date. Interest Settlement Rates currently are based on rates quoted by eight British Bankers’ Association designated banks as being, in the view of the banks, the offered rate at which deposits are being quoted to prime banks in the London interbank market. The

Interest Settlement Rates are calculated by eliminating the two highest rates and the two lowest rates, averaging the four remaining rates, carrying the result (expressed as a percentage) out to six decimal places, and rounding to five decimal places.

If on any LIBOR determination date, the calculation agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the next interest accrual period will be calculated in accordance with the LIBOR method described under “LIBO Method.”

The calculation agent’s determination of LIBOR on each LIBOR determination date and its calculation of the rate of interest for the applicable classes for the related interest accrual period will (in the absence of manifest error) be final and binding.

COFI

The Eleventh District Cost of Funds Index is designed to represent the monthly weighted average cost of funds for savings institutions in Arizona, California and Nevada that are member institutions of the Eleventh Federal Home Loan Bank District (the “Eleventh District”). The Eleventh District Cost of Funds Index for a particular month reflects the interest costs paid on all types of funds held by Eleventh District member institutions and is calculated by dividing the cost of funds by the average of the total amount of those funds outstanding at the end of that month and of the prior month and annualizing and adjusting the result to reflect the actual number of days in the particular month. If necessary, before these calculations are made, the component figures are adjusted by the Federal Home Loan Bank of San Francisco (“FHLBSF”) to neutralize the effect of events such as member institutions leaving the Eleventh District or acquiring institutions outside the Eleventh District. The Eleventh District Cost of Funds Index is weighted to reflect the relative amount of each type of funds held at the end of the relevant month. The major components of funds of Eleventh District member institutions are: savings deposits, time deposits, FHLBSF advances, repurchase agreements and all other borrowings. Because the component funds represent a variety of maturities whose costs may react in different ways to changing conditions, the Eleventh District Cost of Funds Index does not necessarily reflect current market rates.

A number of factors affect the performance of the Eleventh District Cost of Funds Index, which may cause it to move in a manner different from indices tied to specific interest rates, such as United States Treasury Bills or LIBOR. Because the liabilities upon which the Eleventh District Cost of Funds Index is based were issued at various times under various market conditions and with various maturities, the Eleventh District Cost of Funds Index may not necessarily reflect the prevailing market interest rates on new liabilities of similar maturities. Moreover, as stated above, the Eleventh District Cost of Funds Index is designed to represent the average cost of funds for Eleventh District savings institutions for the month before the month in which it is due to be published. Additionally, the Eleventh District Cost of Funds Index may not necessarily move in the same direction as market interest rates at all times, because as longer term deposits or borrowings mature and are renewed at prevailing market interest rates, the Eleventh District Cost of Funds Index is influenced by the differential between the prior and the new rates on those deposits or borrowings. In addition, movements of the Eleventh District Cost of Funds Index, as compared to other indices tied to specific interest rates, may be affected by changes instituted by the FHLBSF in the method used to calculate the Eleventh District Cost of Funds Index.

The FHLBSF publishes the Eleventh District Cost of Funds Index in its monthly Information Bulletin. Any individual may request regular receipt by mail of Information Bulletins by writing the Federal Home Loan Bank of San Francisco, P.O. Box 7948, 600 California Street, San Francisco, California 94120, or by calling (415) 616-1000. The Eleventh District Cost of Funds Index may also be obtained by calling the FHLBSF at (415) 616-2600 or via the internet at http://www.fhlbsf.com/cofi/monthly/monthly.asp.

The FHLBSF has stated in its Information Bulletin that the Eleventh District Cost of Funds Index for a month “will be announced on or near the last working day” of the following month and also has stated that it “cannot guarantee the announcement” of the index on an exact date. So long as the index for a month is announced on or before the tenth day of the second following month, the interest rate for each class of securities of a series for which the applicable interest rate is determined by reference to an index denominated as COFI for the interest accrual period commencing in the second following month will be based on the Eleventh District Cost of Funds Index for the second preceding month. If publication is delayed beyond the tenth day, the interest rate will be based on the Eleventh District Cost of Funds Index for the third preceding month.

The applicable prospectus supplement may specify some other basis for determining COFI, but if it does not, then if on the tenth day of the month in which any interest accrual period commences for a class of COFI securities the most recently published Eleventh District Cost of Funds Index relates to a month before the third preceding month, the index for the current interest accrual period and for each succeeding interest accrual period will, except as described in the next to last sentence of this paragraph, be based on the National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions (the “National Cost of Funds Index”) published by the Office of Thrift Supervision (the “OTS”) for the third preceding month (or the fourth preceding month if the National Cost of Funds Index for the third preceding month has not been published on the tenth day of an interest accrual period). Information on the National Cost of Funds Index may be obtained by writing the OTS at 1700 G Street, N.W., Washington, D.C. 20552 or calling (202) 906-6677, and the current National Cost of Funds Index may be obtained by calling (202) 906-6988. If on the tenth day of the month in which an interest accrual period commences the most recently published National Cost of Funds Index relates to a month before the fourth preceding month, the applicable index for the interest accrual period and each succeeding interest accrual period will be based on LIBOR, as determined by the calculation agent in accordance with the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, relating to the series of securities. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level and could increase its volatility, particularly if LIBOR is the alternative index.

The calculations agent’s determination of COFI and its calculation of the rates of interest for the applicable classes for the related interest accrual period shall (in the absence of manifest error) be final and binding.

Treasury Index

The applicable prospectus supplement may specify some other basis for determining and defining the Treasury index, but if it does not, on the Treasury index determination date for each class of securities of a series for which the applicable interest rate is determined by reference to an index denominated as a Treasury index, the calculation agent will ascertain the Treasury index for Treasury securities of the maturity and for the period (or, if applicable, date) specified in the related prospectus supplement. The Treasury index for any period means the average of the yield for each business day during the specified period (and for any date means the yield for the date), expressed as a per annum percentage rate, on U.S. Treasury securities adjusted to the “constant maturity” specified in the prospectus supplement or if no “constant maturity” is so specified, U.S. Treasury securities trading on the secondary market having the maturity specified in the prospectus supplement, in each case as published by the Federal Reserve Board in its Statistical Release No. H.15 (519). Statistical Release No. H.15 (519) is published on Monday or Tuesday of each week and may be obtained by writing or calling the Publications Department at the Board of Governors of the Federal Reserve System, 21st and C Streets, Washington, D.C. 20551 (202) 452-3244. If the calculation agent has not yet received Statistical Release No. H.15 (519) for a week, then it will use the Statistical Release from the preceding week.

Yields on U.S. Treasury securities at “constant maturity” are derived from the U.S. Treasury’s daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. Government securities dealers to the Federal Reserve Bank of New York. This method provides a yield for a given maturity even if no security with that exact maturity is outstanding. If the Treasury index is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, relating to the particular series of securities. The calculation agent’s determination of the Treasury index, and its calculation of the rates of interest for the applicable classes for the related interest accrual period shall (in the absence of manifest error) be final and binding.

Prime Rate

The applicable prospectus supplement may specify some other basis for determining and defining the prime rate, but if it does not, on the prime rate determination date for each class of securities of a series for which the applicable interest rate is determined by reference to an index denominated as the prime rate, the calculation agent will ascertain the prime rate for the related interest accrual period. The prime rate for an interest accrual period will be the “prime rate” as published in the “Money Rates” section of The Wall Street Journal on the related prime rate determination date, or if not so published, the “prime rate” as published in a newspaper of general circulation selected by the calculation agent in its sole discretion. If a prime rate range is given, then the average of the range will be used. If the prime rate is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the applicable agreement relating to the particular series of securities. The calculation agent’s determination of the prime rate and its calculation of the rates of interest for the related interest accrual period shall (in the absence of manifest error) be final and binding.

The Indices described above that are applicable to the Issuing Entity Assets for an issuing entity will be disclosed in the related prospectus supplement.

Book-Entry Securities

If so specified in the related prospectus supplement, one or more classes of securities of any series may be issued as book-entry securities. Persons acquiring beneficial ownership interests in book-entry securities will hold their securities either:

•	directly through The Depository Trust Company (“DTC”) in the United States, or Clearstream, Luxembourg or Euroclear in Europe, if they are participants of these systems, or

•	indirectly through organizations that are participants in these systems.

Each class of book-entry securities will be issued in one or more securities that equal the aggregate principal balance of the class and will initially be registered in the name of Cede & Co. as the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers’ securities accounts in Clearstream, Luxembourg’s or Euroclear’s name, on the books of their respective depositaries. These depositaries will in turn hold the positions in customers’ securities accounts in the depositaries’ names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and The Chase Manhattan Bank will act as depositary for Euroclear. Except as described below, no person acquiring a beneficial interest in a book-entry security will be entitled to receive a physical certificate representing the security.

The beneficial owner’s ownership of a book-entry security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner’s account for that purpose. In turn, the financial intermediary’s ownership of a book-entry security will be recorded on the records of DTC (or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner’s financial intermediary is not a DTC participant, and on the records of Clearstream, Luxembourg or Euroclear, as appropriate). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a book-entry security. Beneficial ownership of a book-entry security may only be transferred by compliance with the procedures of the financial intermediaries and depository participants.

Beneficial owners will receive all distributions of principal of and interest on the securities from the trustee through DTC and its participants. While the securities are outstanding (except under the circumstances described below), DTC is required to make book-entry transfers of the securities among participants on whose behalf it acts and is required to receive and transmit distributions on the securities in accordance with rules, regulations and procedures creating and affecting DTC and its operations. Participants and indirect participants with whom beneficial owners have accounts are likewise required to make book-entry transfers and receive and transmit distributions on behalf of their respective beneficial owners. Although beneficial owners will not possess physical certificates, the DTC rules, regulations and procedures provide a mechanism by which beneficial owners may receive distributions on the securities and transfer their interests in the securities.

Beneficial owners will not receive or be entitled to receive certificates representing their interests in the securities except under the limited circumstances described below. Until definitive securities are issued, beneficial owners who are not participants may transfer ownership of their securities only through participants and indirect participants by instructing them to transfer securities through DTC for the accounts of the purchasers of those securities. In accordance with DTC’s rules, regulations and procedures, transfers of ownership will be executed through DTC, and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make the appropriate debits and credits on their records on behalf of the selling and purchasing beneficial owners.

Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear resulting from transactions with participants will be made during subsequent securities settlement processing and dated the business day after the DTC settlement date. These credits, and any transactions in the securities settled during processing, will be reported to the applicable Euroclear or Clearstream, Luxembourg participants on that business day. Cash received in Clearstream, Luxembourg or Euroclear resulting from sales of securities by or through a Clearstream, Luxembourg participant (described below) or Euroclear Participant (described below) to a DTC participant will be received with value on the DTC settlement date but will not be available in the applicable Clearstream, Luxembourg or Euroclear cash account until the business day after settlement in DTC.

Transfers between DTC participants will be governed by DTC rules. Transfers between Clearstream, Luxembourg participants and Euroclear participants will be governed by their respective rules and operating procedures.

Cross-market transfers between persons holding directly or indirectly through DTC and persons holding directly or indirectly through Clearstream, Luxembourg participants or Euroclear participants will be effected in DTC in accordance with DTC rules on behalf of the applicable European international clearing system by the applicable depositary. These cross-market transactions, however, will require delivery of instructions to the applicable European international clearing system by the counterparty in that system according to its rules and procedures and within its established deadlines (European time). If the transaction meets its settlement requirements, the applicable European international clearing system will deliver instructions to the applicable depositary to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with the procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European depositaries.

DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry securities, whether held for its own account or as a nominee for another person. In general, beneficial ownership of book-entry securities will be subject to the DTC Rules.

Clearstream Banking, société anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg (“Clearstream, Luxembourg”), was incorporated in 1970 as “Clearstream, Luxembourg S.A.” a company with limited liability under Luxembourg law (a société anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank’s parent company, Clearstream, Luxembourg International, société anonyme (“CI”) merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG (“DBC”). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, société anonyme (“New CI”), which is 50% owned by CI and 50% owned by DBC’s parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International’s stock.

Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is “Clearstream” With effect from January 14, 2000 New CI has been renamed “Clearstream International, société anonyme.” On January 18, 2000, Cedelbank was renamed “Clearstream Banking, société anonyme” and Clearstream, Luxembourg Global Services was renamed “Clearstream Services, société anonyme.”

On January 17, 2000 DBC was renamed “Clearstream Banking AG.” This means that there are now two entities in the corporate group headed by Clearstream International which share the name “Clearstream Banking,” the entity previously named “Cedelbank” and the entity previously named “Deutsche Borse Clearing AG.”

Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical transfer of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 30 currencies, including United States dollars. Clearstream, Luxembourg provides its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg interfaces with domestic markets in several countries. As a professional depository, Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, “CSSF,” which supervises Luxembourg banks. Clearstream, Luxembourg’s customers are world-wide financial institutions, including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg’s U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is also available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the “Euroclear Operator”) in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical transfer of certificates, as well as any risk from the lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear provides various other services, including securities lending and borrowing. It also interfaces with domestic markets in several countries in a manner similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the “Cooperative”). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the “Terms and Conditions”). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

Under a book-entry format, beneficial owners of the book-entry securities may experience some delay in their receipt of payments, because the trustee will send payments to Cede & Co., as nominee of DTC. Distributions on securities held through Clearstream, Luxembourg or Euroclear and received by the applicable depositary will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with each system’s rules and procedures. These distributions will be subject to tax reporting under the applicable United States laws and regulations. See “Federal Income Tax Consequences-Tax Treatment of Foreign Investors” and “-Tax Consequences to Holders of the Notes-Backup Withholding” in this prospectus. Because DTC can only act on behalf of financial intermediaries, the a beneficial owner’s ability to pledge book-entry securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of the book-entry securities, may be limited by the lack of physical certificates for the book-entry securities. In addition, issuance of the book-entry securities in book-entry form may reduce the liquidity of those securities in the secondary market because some potential investors may not want to purchase securities for which they cannot obtain physical certificates.

Until definitive securities are issued, it is anticipated that the only “securityholder” of the book-entry securities will be Cede & Co., as nominee of DTC. Beneficial owners are only permitted to exercise the rights of securityholders indirectly through financial intermediaries and DTC. Monthly and annual reports for the related issuing entity will be provided to Cede & Co., as nominee of DTC. Cede & Co. may make them available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC. It may also make them available to the financial intermediaries to whose DTC accounts the book-entry securities of those beneficial owners are credited.

Until definitive securities are issued, DTC will take any action permitted to be taken by the holders of the book-entry securities of a series under the related agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry securities are credited, to the extent that the actions are taken on behalf of financial intermediaries whose holdings include the book-entry securities. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a securityholder on behalf of a Clearstream, Luxembourg participant or Euroclear participant, respectively, only in accordance with its applicable rules and procedures and subject to the applicable depositary’s ability to effect actions on its behalf through DTC. At the direction of the related participants, DTC may take actions with respect to some securities that conflict with actions taken with respect to other securities.

The applicable prospectus supplement may specify when and for what reasons definitive securities may be issued, but if it does not, definitive securities will be issued to beneficial owners of book-entry securities, or their nominees, rather than to DTC, only if:

•
DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry securities, and DTC or the trustee is unable to locate a qualified successor;

•	the depositor, at its sole option, elects to terminate the book-entry system through DTC;

•
or after the occurrence of an event of default, beneficial owners of securities representing not less than 51% of the aggregate percentage interests evidenced by each class of securities of the related series issued as book-entry securities advise the trustee and DTC through the financial intermediaries in writing that the continuation of a book-entry system through DTC (or a successor to it) is no longer in the best interests of the beneficial owners.

Upon the occurrence of any of the events described in the preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of the event and the availability of definitive securities through DTC. Upon surrender by DTC of the global certificate or certificates representing the book-entry securities and instructions for re-registration, the trustee will issue the definitive securities, and thereafter the trustee will recognize the holders of the definitive securities as securityholders under the applicable agreement.

Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Clearstream, Luxembourg and Euroclear, they are not obligated to perform or continue to perform these procedures and these procedures may be discontinued at any time.

The servicer, the depositor and the trustee will not be responsible for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

Global Clearance, Settlement and Tax Documentation Procedures

Except in certain limited circumstances, the securities offered by a prospectus supplement, other than any residual securities, will be offered globally (the “Global Securities”) and will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through DTC and, upon request, through

Clearstream or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

Secondary cross-market trading between Clearstream or Euroclear and Participants holding Global Securities will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear (in such capacity) and as Participants.

Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors’ interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective European Depositaries, which in turn will hold such positions in accounts as Participants.

Investors electing to hold their Global Securities through DTC or through Clearstream or Euroclear accounts will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary Global Security and no “lock-up” or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Trading between Participants. Secondary market trading between Participants will be settled using the procedures applicable to prior mortgage loan asset-backed certificates issues in same-day funds.

Trading between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC Seller and Clearstream or Euroclear purchaser. When Global Securities are to be transferred from the account of a Participant to the account of a Clearstream participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear Participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on each class of Global Securities according to the interest accrual method specified in the related prospectus supplement. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the Participant’s account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant’s or Euroclear Participant’s account. The Global Securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global

Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

Clearstream participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

As an alternative, if Clearstream or Euroclear has extended at line of credit to them, Clearstream participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream participant’s or Euroclear Participant’s particular cost of funds.

Because the settlement is taking place during New York business hours, Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the Participants a cross-market transaction will settle no differently than a trade between two Participants.

Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the Participant’s account against payment. Payment will include interest accrued on the Global Securities according to the interest accrual method specified in the related prospectus supplement. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream participant’s or Euroclear Participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). If the Clearstream participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream participant’s or Euroclear Participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from Participants for delivery to Clearstream participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

1. borrowing through Clearstream or Euroclear accounts) for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system’s customary procedures;

2. borrowing the Global Securities in the United States from a Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

3. staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the Participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

A beneficial owner of Global Securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

•
Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change. More complex rules apply to nominees and entities treated as partnerships that are not U.S. Persons.

•
Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

•	Exemptions for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer’s Request for Taxpayer Identification Number and Certification).

In each case, the Certificate Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are generally effective until the end of the third succeeding calendar year after the date such form is signed unless the information provided in the form changes. If information in the form changes, a new form must be provided within 30 days of such change.

The term “U.S. Person” means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to that date, that elect to continue to be treated as United States persons will also be a U.S. Person. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

Exchangeable Securities

General. If specified in the related prospectus supplement, a series of securities may include one or more classes that are exchangeable securities. In any of these series, the holders of one or more of the classes of exchangeable securities will be entitled, after notice and payment to the trustee of an administrative fee, to exchange all or a portion of those classes for proportionate interests in one or more of the other classes of exchangeable securities.

If a series includes exchangeable securities as described in the related prospectus supplement, all of these classes of exchangeable securities will be listed in the prospectus supplement. The classes of securities that are exchangeable for one another will be referred to in the related prospectus supplement as “related” to each other, and each related grouping of exchangeable securities will be referred to as a “combination.” Each exchangeable security will represent a beneficial ownership interest in the class or classes of securities deposited with the trustee in connection with the exchange (these classes of certificates will be referred to in the related prospectus supplement as the “depositable securities”). The classes of depositable securities will be deposited in a separate trust fund, referred to in this prospectus as the “exchangeable securities trust fund,” which will also be established pursuant to the pooling and servicing agreement or trust agreement establishing the trust fund that issues the depositable securities. The trustee for the issuing entity that issues the depositable securities will also serve as trustee of the exchangeable securities trust fund. The exchangeable securities will be issued by the exchangeable securities trust fund and, in the aggregate, will represent a distinct combination of uncertificated interests in the issuing entity. At any time after their initial issuance, the class or classes of depositable securities may be exchanged for the related class or classes of exchangeable securities. In some cases, multiple classes of depositable securities may be exchanged for one or more classes of related exchangeable securities. Exchangeable securities received in an exchange may subsequently be exchanged for other exchangeable securities that are part of the same combination or for the related depositable securities. This process may be repeated again and again.

The descriptions in the related prospectus supplement of the securities of a series that includes depositable securities, including descriptions of principal and interest distributions, registration and denomination of securities, credit enhancement, yield and prepayment considerations and tax, ERISA and legal investment considerations, also will apply to each class of exchangeable securities. The related prospectus supplement will separately describe the yield and prepayment considerations applicable to, and the risks of investment in, each class of exchangeable securities. For example, separate decrement tables and yield tables, if applicable, will be included for each class of exchangeable securities.

Exchanges. If a holder elects to exchange its depositable securities for related exchangeable securities, the following three conditions must be satisfied:

•
the aggregate security balance of the exchangeable securities received in the exchange, immediately after the exchange, must equal the aggregate security balance, immediately prior to the exchange, of the depositable securities (for purposes of this condition, an interest-only class will have a principal balance of zero);

•
the aggregate amount of interest payable on any distribution date with respect to the exchangeable securities received in the exchange must equal the aggregate amount of interest payable on such distribution date with respect to the depositable securities; and

•	the class or classes of depositable securities must be exchanged in the proportions, if any, described in the related prospectus supplement.

There are different types of combinations of depositable securities and of exchangeable securities that can exist. Any individual series of securities may have multiple types of combinations. Some examples of combinations of exchangeable securities that differ in their interest characteristics include:

•
a class of depositable securities with a floating interest rate and a class of depositable securities with an inverse floating interest rate may be exchangeable for a class of exchangeable securities with a fixed interest rate. In this case, the classes of depositable securities with interest rates that vary with an index would produce, in the aggregate, an annual interest amount equal to that generated by the exchangeable class with a fixed interest rate. In addition, the aggregate security balance of the two depositable classes with interest rates that vary with an index would equal the security balance of the exchangeable class with the fixed interest rate.

•
an interest-only class and a principal only class of depositable securities may be exchangeable, together, for a class of exchangeable securities that is entitled to both principal and interest payments. The security balance of the principal and interest class of exchangeable securities would be equal to the principal balance of the depositable principal only class, and the interest rate on the exchangeable principal and interest class would be a fixed rate that, when applied to the security balance of this class, would generate an annual interest amount equal to the annual interest amount of the depositable interest-only class in distributions that have identical amounts and identical timing.

•
two classes of depositable principal and interest classes with different fixed interest rates may be exchangeable, together, for an exchangeable class that is entitled to both principal and interest payments, with a principal balance equal to the aggregate principal balance of the two depositable classes, and a fixed interest rate that, when applied to the security balance of the exchangeable class, would generate an annual interest amount equal to the aggregate amount of annual interest of the two depositable classes.

In some series, a securityholder may be able to exchange its exchangeable securities for other exchangeable securities that have different principal payment characteristics. Examples of these types of combinations include:

•
a class of depositable securities that accretes all of its interest for a specified period, with the accreted amount added to the principal balance of the accreting class, and a class of depositable securities that receives principal payments from these accretions may be exchangeable, together, for a single class of exchangeable securities that receives payments of interest continuously from the first distribution date on which it receives interest until it is retired.

•
a class of depositable securities that is a Planned Principal Class or Targeted Principal Class, and a class of depositable securities that only receives principal payments on a distribution date if scheduled payments have been made on the Planned Principal Class or Targeted Principal Class, as applicable, may be exchangeable, together, for a class of exchangeable securities that receives principal payments without regard to the schedule from the first distribution date on which it receives principal until it is retired.

Procedures. The related prospectus supplement will describe the procedures that must be followed to make an exchange. A securityholder will be required to provide notice to the trustee in advance of the proposed exchange date. The notice must include the outstanding security balance or notional amount of the securities to be exchanged and to be received, and the proposed exchange date. When the trustee receives this notice, it will provide instructions to the securityholder regarding delivery of the securities and payment of the administrative fee. A securityholder’s notice to the trustee will become irrevocable on the second business day prior to the proposed exchange date. Any exchangeable securities in book-entry form will be subject to the rules, regulations and procedures applicable to DTC’s book-entry securities.

If the related prospectus supplement describes exchange proportions for a combination of classes of exchangeable securities, these proportions will be based on the original, rather than the outstanding, security balance or notional amounts of these classes.

The first payment on an exchangeable security received in an exchange will be made on the distribution date in the month following the month of the exchange or as otherwise described in the related prospectus supplement. This payment will be made to the securityholder of record as of the applicable record date.

Credit Enhancement

General

Credit enhancement may be provided for one or more classes of a series of securities or with respect to the Issuing Entity Assets in the related issuing entity. Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related prospectus supplement, the subordination of one or more classes of the securities of the series, the establishment of one or more reserve funds, the use of a cross support feature, use of a mortgage pool insurance policy, FHA insurance, VA guarantee, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract, overcollateralization or other method of credit enhancement described in the related prospectus supplement, or any combination of them. Credit enhancement may not provide protection against all risks of loss or guarantee repayment of the entire principal balance of the securities and interest on them. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, securityholders will bear their allocable share of any deficiencies.

Subordination

If so specified in the related prospectus supplement, the rights of holders of one or more classes of subordinated securities will be subordinate to the rights of holders of one or more other classes of senior securities of the series to distributions of scheduled principal, principal prepayments, interest or any combination of them that otherwise would have been payable to holders of subordinated securities under the circumstances and to the extent specified in the related prospectus supplement. If specified in the related prospectus supplement, holders of senior securities also may be protected by a reduction in the ownership interest, if any, of the related subordinated securities or by any other method described in the related prospectus supplement. If specified in the related prospectus supplement, delays in receipt of scheduled payments on the Issuing Entity Assets and losses with respect to the Issuing Entity Assets will be borne first by the various classes of subordinated securities and thereafter by the various classes of senior securities, in each case under the circumstances and subject to the limitations specified in the related prospectus supplement. The aggregate distributions of delinquent payments on the Issuing Entity Assets over the lives of the securities or at any time, the aggregate losses on Issuing Entity Assets which must be borne by the subordinated securities by virtue of subordination and the amount of the distributions otherwise distributable to the subordinated securityholders that will be distributable to senior securityholders on any distribution date may be limited as specified in the related prospectus supplement. If aggregate distributions of delinquent payments on the Issuing Entity Assets or aggregate losses on the Issuing Entity Assets were to exceed the amount specified in the related prospectus supplement, senior securityholders would experience losses on the securities.

In addition to or instead of the subordination methods listed above, the prospectus supplement for a series may provide that all or a portion of the distributions otherwise payable to holders of subordinated securities on any distribution date will instead either be deposited into one or more reserve accounts established with the trustee, or distributed to the holders of senior securities. As specified in the related prospectus supplement, deposits into a reserve account may be made on each distribution date, or for specified time periods, or until the balance in the reserve account has reached a specified amount and thereafter, to the extent necessary to maintain the balance in the reserve account at any required level. Amounts on deposit in the reserve account for a series may be released to the holders of certain classes of securities at the times and under the circumstances specified in the related prospectus supplement.

If specified in the related prospectus supplement, various classes of senior securities and subordinated securities may themselves be subordinate in their right to receive certain distributions to other classes of senior and subordinated securities, respectively, through a cross support mechanism or otherwise.

As between classes of senior securities and as between classes of subordinated securities, distributions may be allocated among the classes in the order of their scheduled final distribution dates, in accordance with a schedule or formula, in relation to the occurrence of events, or otherwise, in each case as specified in the related prospectus supplement. As between classes of subordinated securities, payments to senior securityholders on account of delinquencies or losses and payments to the reserve fund will be allocated as specified in the related prospectus supplement.

With respect to any series with classes of senior and subordinated securities, the terms and priorities of the subordination may vary from those described in the preceding paragraphs. Any such variation will be described in the related prospectus supplement.

Letter of Credit

Any letter of credit for a series of securities will be issued by the bank or financial institution specified in the related prospectus supplement. The specified bank will be obligated to honor drawings under the letter of credit in an aggregate fixed dollar amount, net of unreimbursed payments under the letter of credit, equal to a specified percentage of the aggregate principal balance of:

•	the mortgage loans on the related cut-off date, or

•	one or more classes of securities.

If specified in the related prospectus supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a mortgage loan. The amount available under the letter of credit will be reduced by the amount of unreimbursed payments under the letter of credit. The obligations of the bank issuing a letter of credit for any series of securities will expire at the earlier of the date specified in the related prospectus supplement or the termination of the issuing entity. See “The Agreements-Termination: Optional Termination.” A copy of any letter of credit for a series will be filed with the SEC as an exhibit to a Current Report on Form 8-K after the issuance of the securities of the related series.

Mortgage Pool Insurance Policies

If specified in the related prospectus supplement relating to a mortgage pool, a separate mortgage pool insurance policy will be obtained for the mortgage pool and issued by the insurer named in the prospectus supplement. Each mortgage pool insurance policy will, subject to policy limitations, cover loss from default in payment on mortgage loans in the mortgage pool in an amount equal to a percentage specified in the prospectus supplement of the aggregate principal balance of the mortgage loans on the cut-off date that are not covered as to their entire outstanding principal balances by primary mortgage insurance policies. As more fully described below, the servicer will present claims under the insurance to the pool insurer on behalf of itself, the trustee and the securityholders. The mortgage pool insurance policies, however, are not blanket policies against loss, since claims under them may be made only for particular defaulted mortgage loans and only upon satisfaction of conditions precedent in the policy. The applicable prospectus supplement may specify that mortgage pool insurance will cover the failure to pay or the denial of a claim under a primary mortgage insurance policy, but if it does not, the mortgage pool insurance policies will not cover losses due to a failure to pay or denial of a claim under a primary mortgage insurance policy.

In general, each mortgage pool insurance policy will provide that no claims may be validly presented unless

•	any required primary mortgage insurance policy is in effect for the defaulted mortgage loan and a claim under it has been submitted and settled;

•	hazard insurance on the related Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;

•	if there has been physical loss or damage to the Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and

•	the insured has acquired good and merchantable title to the Property free and clear of liens except certain permitted encumbrances.

Upon satisfaction of these conditions, the pool insurer will have the option either to purchase the Property at a price equal to the principal balance of the related mortgage loan plus accrued and unpaid interest at the mortgage rate to the date of the purchase and certain expenses incurred by the servicer on behalf of the trustee and securityholders or to pay the amount by which the sum of the principal balance of the defaulted mortgage loan plus accrued and unpaid interest at the mortgage rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Property, in either case net of certain amounts paid or assumed to have been paid under the related primary mortgage insurance policy. If any Property is damaged, and proceeds, if any, from the related hazard insurance policy or a special hazard insurance policy or policies maintained for a series are insufficient to restore the damaged property to a condition sufficient to permit recovery under the mortgage pool insurance policy, the servicer will not be required to expend its own funds to restore the damaged property unless it determines that the restoration will increase the proceeds to securityholders on liquidation of the mortgage loan after reimbursement of the servicer for its expenses and the expenses will be recoverable by it through proceeds of the sale of the Property or proceeds of the related mortgage pool insurance policy or any related primary mortgage insurance policy.

The applicable prospectus supplement may specify that mortgage pool insurance will cover various origination and servicing defaults, but if it does not, then no mortgage pool insurance policy will insure (and many primary mortgage insurance policies do not insure) against loss sustained from a default arising from, among other things, fraud or negligence in the origination or servicing of a mortgage loan, including misrepresentation by the mortgagor, the originator or persons involved in its origination, or failure to construct a Property in accordance with plans and specifications. A failure of coverage for one of these reasons will not ordinarily result in a breach of the related seller’s representations and, in that case, will not result in an obligation on the part of the seller to cure or repurchase the defaulted mortgage loan. No mortgage pool insurance policy will cover (and many primary mortgage insurance policies do not cover) a claim with respect to a defaulted mortgage loan occurring when the servicer of the mortgage loan, at the time of default or thereafter, was not approved by the applicable insurer.

The original amount of coverage under each mortgage pool insurance policy will be maintained to the extent provided in the related prospectus supplement and may be reduced over the life of the related securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the pool insurer upon disposition of all foreclosed properties. The applicable prospectus supplement may provide that the claims paid will be net of servicer expenses and accrued interest, but if it does not, then the amount of claims paid will include certain expenses incurred by the servicer as well as accrued interest on delinquent mortgage loans to the date of payment of the claim. Accordingly, if aggregate net claims paid under any mortgage pool insurance policy reach the original policy limit, coverage under that mortgage pool insurance policy will be exhausted and any further losses will be borne by the securityholders.

Special Hazard Insurance Policies

If specified in the related prospectus supplement, a separate special hazard insurance policy will be obtained for the mortgage pool and will be issued by the insurer named in the prospectus supplement. Each special hazard insurance policy will, subject to policy limitations, protect holders of the related securities from loss caused by the application of the coinsurance clause contained in hazard insurance policies and loss from damage to mortgaged properties caused by certain hazards not insured against under the standard form of hazard insurance policy in the states where the mortgaged properties are located or under a flood insurance policy if the Property is located in a federally designated flood area. Some of the losses covered include earthquakes and, to a limited extent, tidal waves and related water damage or as otherwise specified in the related prospectus supplement. See “The Agreements—Hazard Insurance.” No special hazard insurance policy will cover losses from fraud or conversion by the trustee or servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reaction, flood (if the Property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any special hazard insurance policy will be specified in the related prospectus supplement. Each special hazard insurance policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the mortgage loan have been kept in force and other protection and preservation expenses have been paid.

The applicable prospectus supplement may provide for other payment coverage, but if it does not, then, subject to these limitations, each special hazard insurance policy will provide that where there has been damage to property securing a foreclosed mortgage loan (title to which has been acquired by the insured) and to the extent the damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the servicer, the special hazard insurer will pay the lesser of the cost of repair or replacement of the property or, upon transfer of the property to the special hazard insurer, the unpaid principal balance of the mortgage loan at the time of acquisition of the property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the servicer with respect to the property. If the unpaid principal balance of a mortgage loan plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the related special hazard insurance policy will be reduced by that amount less any net proceeds from the sale of the property. Any amount paid to repair the property will further reduce coverage by that amount. So long as a mortgage pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related mortgage loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to securityholders, but will affect the relative amounts of coverage remaining under the related special hazard insurance policy and mortgage pool insurance policy.

To the extent specified in the prospectus supplement, the servicer may deposit cash, an irrevocable letter of credit, or any other instrument acceptable to each nationally recognized rating agency rating the securities of the related series at the request of the depositor in a special trust account to provide protection in lieu of or in addition to that provided by a special hazard insurance policy. The amount of any special hazard insurance policy or of the deposit to the special trust account relating to the securities may be reduced so long as the reduction will not result in a downgrading of the rating of the securities by a rating agency rating securities at the request of the depositor.

Bankruptcy Bonds

If specified in the related prospectus supplement, a bankruptcy bond to cover losses resulting from proceedings under the federal Bankruptcy Code with respect to a mortgage loan will be issued by an insurer named in the prospectus supplement. Each bankruptcy bond will cover, to the extent specified in the related prospectus supplement, certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a mortgage loan or a reduction by the court of the principal amount of a mortgage loan and will cover certain unpaid interest on the amount of a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under each bankruptcy bond will be set forth in the related prospectus supplement. Coverage under a bankruptcy bond may be cancelled or reduced by the servicer if the cancellation or reduction would not adversely affect the then current rating or ratings of the related securities. See “Certain Legal Aspects of the Mortgage Loans—Anti-Deficiency Legislation and Other Limitations on Lenders.”

To the extent specified in the prospectus supplement, the servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each nationally recognized rating agency rating the securities of the related series at the request of the depositor in a special trust account to provide protection in lieu of or in addition to that provided by a bankruptcy bond. The amount of any bankruptcy bond or of the deposit to the special trust account relating to the securities may be reduced so long as the reduction will not result in a downgrading of the rating of the securities by a rating agency rating securities at the request of the depositor.

Reserve Fund

If so specified in the related prospectus supplement, credit support with respect to a series of securities may be provided by one or more reserve funds held by the trustee, in trust, for the series of securities. The related prospectus supplement will specify whether a reserve fund will be included in the issuing entity for a series.

The reserve fund for a series will be funded by a deposit of cash, U.S. Treasury securities or instruments evidencing ownership of principal or interest payments on U.S. Treasury securities, letters of credit, demand notes, certificates of deposit, or a combination of them in an aggregate amount specified in the related prospectus supplement; by the deposit from time to time of amounts specified in the related prospectus supplement to which the subordinated securityholders, if any, would otherwise be entitled; or in any other manner specified in the related prospectus supplement.

Any amounts on deposit in the reserve fund and the proceeds of any other instrument deposited in it upon maturity will be held in cash or will be invested in permitted investments. The applicable prospectus supplement may specify a different definition of permitted investments, but if it does not, then permitted investments will include obligations of the United States and specified agencies of the United States, certificates of deposit, specified commercial paper, time deposits and bankers acceptances sold by eligible commercial banks, and specified repurchase agreements for United States government securities with eligible commercial banks. If a letter of credit is deposited with the trustee, the letter of credit will be irrevocable. Generally, any deposited instrument will name the trustee, in its capacity as trustee for the securityholders, as beneficiary and will be issued by an entity acceptable to each rating agency that rates the securities at the request of the depositor. Additional information about the instruments deposited in the reserve funds will be set forth in the related prospectus supplement.

Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the reserve fund for distribution to the securityholders for the purposes, in the manner and at the times specified in the related prospectus supplement.

Cross Support

If specified in the related prospectus supplement, the beneficial ownership of separate groups of assets included in an issuing entity may be evidenced by separate classes of the related series of securities. In that case, credit support may be provided by a cross support feature that requires that distributions be made on securities evidencing a beneficial ownership interest in other asset groups within the same issuing entity. The related prospectus supplement for a series that includes a cross support feature will describe the manner and conditions for applying the cross support feature.

If specified in the related prospectus supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more related issuing entities. If applicable, the related prospectus supplement will identify the issuing entities to which the credit support relates and the manner of determining the amount of the coverage provided by it and of the application of the coverage to the identified issuing entities.

Insurance Policies, Surety Bonds and Guaranties

If so provided in the prospectus supplement for a series of securities, deficiencies in amounts otherwise payable on the securities or certain of their classes will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. These instruments may cover timely distributions of interest or full distributions of principal or both on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. In addition, if specified in the related prospectus supplement, an issuing entity may also include bankruptcy bonds, special hazard insurance policies, other insurance or guaranties for the purpose of maintaining timely payments or providing additional protection against losses on the assets included in the issuing entity, paying administrative expenses, or establishing a minimum reinvestment rate on the payments made on the assets or principal payment rate on the assets. If specified in the related prospectus supplement, the issuing entity may include a guaranteed investment contract pursuant to which the issuing entity is entitled to receive specified payments for a period of time. These arrangements may include agreements under which securityholders are entitled to receive amounts deposited in various accounts held by the trustee on the terms specified in the prospectus supplement.

Over-Collateralization

If provided in the prospectus supplement for a series, a portion of the interest payment on each mortgage loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a particular class or classes of securities and, thus, accelerate the rate of principal payments on the specified class or classes. Reducing the principal balance of the securities without a corresponding reduction in the principal balance of the underlying mortgage loans will result in over-collateralization and additional protection to the securityholders as specified in the related prospectus supplement. If so specified in the related prospectus supplement, overcollateralization may also be provided for on the date of issuance of securities by the issuance of all classes of securities in an initial aggregate principal amount that is less than the aggregate principal amount of the Issuing

Entity Assets in the related issuing entity. Additionally, some of the excess cash flow may be applied to make distributions to holders of securities to which losses have been allocated up to the amount of the losses that were allocated.

If provided in the prospectus supplement for a series, during a revolving period designated therein, the portion of interest payments collected on home equity line of credit loans may be applied to purchase additional home equity line of credit loans so that the level of overcollateralization represented by the amount by which the outstanding principal balances of the home equity line of credit loans exceed the outstanding principal balances of the securities will be maintained at a level specified in the prospectus supplement.

Financial Instruments

If specified in the related prospectus supplement, the issuing entity may include one or more interest rate or currency swap arrangements or similar financial instruments that are used to alter the payment characteristics of the mortgage loans or the securities issued by the issuing entity and whose primary purpose is not to provide credit enhancement related to the assets in the issuing entity or the securities issued by the issuing entity. The primary purpose of a currency swap arrangement will be to convert payments to be made on the mortgage loans or the securities issued by the issuing entity from one currency into another currency, and the primary purpose of an interest rate swap arrangement or other financial instrument will be one or more of the following:

•
convert the payments on some or all of the mortgage loans from fixed to floating payments, or from floating to fixed, or from floating based on a particular interest rate index to floating based on another interest rate index;

•	provide payments in the event that any interest rate index related to the loans or the securities issued by the trust rises above or falls below specified levels; or

•	provide protection against interest rate changes, certain types of losses, including reduced market values, or the payment shortfalls to one or more classes of the related series..

If an issuing entity includes financial instruments of this type, the instruments may be structured to be exempt from the registration requirements of the Securities Act. If applicable, a copy of any instrument for a series will be filed with the SEC as an exhibit to a Current Report on Form 8-K to be filed with the SEC after the issuance of the securities of the related series.

Deposit Agreements

If specified in a prospectus supplement, the depositor or the seller and the trustee for a series of securities will enter into a deposit agreement with the entity specified in such prospectus supplement on or before the sale of that series of securities. Pursuant to the deposit agreement, all or a portion of the amounts held in the collection account, the distribution account or in any reserve fund would be invested with the entity specified in the prospectus supplement. The purpose of a deposit agreement would be to accumulate available cash for investment so that the cash, together with income thereon, can be applied to future distributions on one or more classes of securities. The trustee would be entitled to withdraw amounts invested pursuant to a deposit agreement, plus interest at a rate equal to the assumed reinvestment rate, in the manner specified in the prospectus supplement. The prospectus supplement for a series of securities pursuant to which a deposit agreement is used will contain a description of the terms of such deposit agreement.

Yield and Prepayment Considerations

The yields to maturity and weighted average lives of the securities will be affected primarily by the amount and timing of principal payments received on or in respect of the Issuing Entity Assets included in the related issuing entity. The original terms to maturity of the underlying mortgage loans of the Issuing Entity Assets in a given mortgage pool will vary depending upon the type of mortgage loans included in it, and each prospectus supplement will contain information about the type and maturities of the loans in the related pool or securing Mortgage-Backed Securities. The applicable prospectus supplement may indicate that some mortgage loans provide for prepayment charges or limit prepayments thereof, but if it does not, then the mortgage loans may be prepaid without penalty in full or in part at any time. The prepayment experience on the underlying mortgage loans of the Issuing Entity Assets will affect the weighted average lives of the related securities.

The rate of prepayment on the mortgage loans cannot be predicted. Closed-end second-lien loans, home equity line of credit loans and home improvement contracts have been originated in significant volume only during the past few years and, with respect to any such loans originated by an affiliate thereof, the depositor is not aware of any publicly available studies or statistics on the respective prepayment rates of such loans. Generally, borrowers do not view closed-end second-lien loans, home equity line of credit loans and home improvement contracts as permanent financing. Accordingly, those loans may experience a higher prepayment rate than traditional first-lien mortgage loans. On the other hand, because home equity line of credit loans generally are not fully amortizing, the absence of voluntary borrower prepayments could cause principal payment rates to be similar to, or lower than, the rates associated with traditional fully-amortizing first-lien mortgage loans.

A number of factors may affect the prepayment experience of the mortgage loans, including general economic conditions, prevailing interest rates, the availability of alternative financing, homeowner mobility and the frequency and amount of future draws on any home equity lines of credit. Other factors that might affect the prepayment rate of closed-end second-lien loans, home equity line of credit loans or home improvement contracts include the amount of, and interest rates on, the related senior loans, and the fact that subordinate loans are generally used for shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer goods such as automobiles. In addition, any future limitations on borrowers’ right to deduct interest payments on closed-end second-lien loans, home equity line of credit loans or any other type of mortgage loan for federal income tax purposes may further increase the rate of prepayments of the mortgage loans. The enforcement of a due-on-sale provision (described below) will have the same effect as a prepayment of the related loan. See “Certain Legal Aspects of the Loans-Due-on-Sale Clauses.” If you buy securities in the secondary market at a price other than par, your yield may vary from the yield you anticipated if the prepayment rate on the loans is different from the rate you anticipated when you bought the securities.

Collections on home equity line of credit loans may vary because, among other things, borrowers may:

•	make payments as low as the minimum monthly payment for any month,

•
make payments consisting only of the interest, fees and charges for a given month during the interest-only period for certain home equity line of credit loans (and, in more limited circumstances, in the case of closed-end second-lien loans for which an interest-only payment option has been selected), or

•	make payments as high as the entire outstanding principal balance plus accrued interest, fees and charges on that mortgage loan.

In addition, borrowers may fail to make the required periodic payments. Collections on the mortgage loans also may vary due to seasonal purchasing and borrowers’ payment habits.

The applicable prospectus supplement may indicate that some conventional mortgage loans do not have due-on-sale provisions, but if it does not, then all conventional mortgage loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or specified transfers by the mortgagor of the underlying Property. Mortgage loans insured by the FHA and mortgage loans partially guaranteed by the VA are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on those mortgage loans may be lower than that on conventional mortgage loans bearing comparable interest rates. The servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the Property and reasonably believes that it is entitled to do so under applicable law. However, the servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See “The Agreements—Collection Procedures” and “Certain Legal Aspects of the Mortgage Loans” for a description of certain provisions of each agreement and certain legal developments that may affect the prepayment experience on the mortgage loans.

The rate of prepayments of conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the mortgage rates borne by the mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above those mortgage rates. Conversely, if prevailing interest rates rise appreciably above the mortgage rates borne by the mortgage loans, the mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below those mortgage rates. However, there can be no assurance that this will be the case.

When a full prepayment is made on a mortgage loan, the mortgagor is charged interest on the principal amount of the mortgage loan prepaid only for the number of days in the month actually elapsed up to the date of the prepayment rather than for a full month. Thus, in most instances, the effect of prepayments in full will be to reduce the amount of interest passed through in the following month to securityholders. Partial prepayments in a given month may be applied to the outstanding principal balances of the mortgage loans so prepaid in the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through in the month. In the latter case, partial prepayments will not reduce the amount of interest passed through or paid in that month. Unless the related prospectus supplement provides otherwise, neither full nor partial prepayments will be passed through or paid until the month following receipt.

Even if the Properties underlying the mortgage loans held in the issuing entity or securing Mortgage-Backed Securities provide adequate security for the mortgage loans, substantial delays could occur before defaulted loans are liquidated and their proceeds are forwarded to investors. Property foreclosure actions are regulated by state statutes and rules and are subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are made, sometimes requiring several years to complete. In addition, in some states, if the proceeds of the foreclosure are insufficient to repay the loan, the borrower is not liable for the deficit. If a borrower defaults, these restrictions may impede the servicer’s ability to dispose of the property and obtain sufficient proceeds to repay the loan in full. In addition, the servicer will be entitled to deduct from liquidation proceeds all expenses reasonably incurred in attempting to recover on the defaulted loan, including payments to senior lienholders, legal fees and costs, real estate taxes, and property maintenance and preservation expenses.

Liquidation expenses of defaulted loans generally do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, if a servicer takes the same steps for a defaulted loan having a small remaining principal balance as it does for a defaulted loan having a large remaining principal balance, the amount realized after expenses is a smaller percentage of the outstanding principal balance of the small loan than it is for the defaulted loan with a large remaining principal balance.

State laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of loan originators and servicers. In addition, most states have other laws and public policies for the protection of consumers that prohibit unfair and deceptive practices in the origination, servicing and collection of loans. Depending on the particular law and the specific facts involved, violations may limit the ability of the servicer to collect all or part of the principal or interest on the underlying loans held in the issuing entity or securing Mortgage-Backed Securities. In some cases, the borrower may even be entitled to a refund of amounts previously paid. In addition, damages and administrative sanctions could be imposed on the servicer.

If the rate at which interest is passed through or paid to securityholders is calculated on a loan-by-loan basis, disproportionate principal prepayments among loans with different Loan Rates will affect the yields on those securities. In most cases, the effective yield to securityholders will be lower than the yield otherwise produced by the applicable pass-through rate or interest rate and purchase price, because although interest will accrue on each loan from the first day of the month (unless the related prospectus supplement provides otherwise), the interest will not be distributed until the month following the month of accrual. In the case of securities backed by Mortgage-Backed Securities, the interest accrued on loans securing such Mortgage-Backed Securities will generally not be distributed until several months following the month of accrual on such underlying mortgage loans.

Under specified circumstances, the servicer or the holders of the residual interests in a REMIC or any person specified in the related prospectus supplement may have the option to purchase the assets of an issuing entity thereby effecting earlier retirement of the related series of securities. See “The Agreements—Termination; Optional Termination.”

Factors other than those identified in this prospectus and in the related prospectus supplement could significantly affect principal prepayments at any time and over the lives of the securities. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the Issuing Entity Assets at any time or over the lives of the securities.

The prospectus supplement relating to a series of securities will discuss in greater detail the effect of the rate and timing of principal payments (including principal prepayments), delinquencies and losses on the yield, weighted average lives and maturities of the securities.

Prepayment Standards or Models

Prepayments on loans can be measured relative to a prepayment standard or model. The prospectus supplement for a series of securities will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities of that series and the percentage of the original principal amount of each class of securities of that series that would be outstanding on specified distribution dates for that series based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the loans or underlying loans, as applicable, included in the related issuing entity are made at rates corresponding to various percentages of the prepayment standard or model specified in the prospectus supplement.

We can give no assurance that prepayment of the loans or underlying loans, as applicable, included in the related issuing entity will conform to any level of any prepayment standard or model specified in the related prospectus supplement. The rate of principal prepayments on pools of loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors.

Yield

The yield to an investor who purchases securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the loans is actually different than the rate anticipated by the investor at the time the securities were purchased.

The prospectus supplement relating to a series of securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of the securities.

The Agreements

The following is a discussion of the material provisions of each agreement that are not described elsewhere in this prospectus. Where particular provisions or terms used in the agreements are referred to, the provisions or terms are as specified in the related agreement.

Assignment of Issuing Entity Assets

Assignment of the Mortgage Loans. At the time of issuance of the securities of a series, the depositor will cause the mortgage loans comprising the related issuing entity to be assigned to the trustee, together with all principal and interest received by or on behalf of the depositor on or with respect to the mortgage loans after the cut-off date, other than principal and interest due on or before the cut-off date and other than any retained interest specified in the related prospectus supplement. The trustee will, concurrently with the assignment, deliver the securities to the depositor in exchange for the mortgage loans. Each mortgage loan will be identified in a schedule appearing as an exhibit to the related agreement. The schedule will include information as to the outstanding principal balance of each mortgage loan after application of payments due on the cut-off date, as well as information regarding the mortgage rate, the current scheduled monthly payment of principal and interest, the maturity of the loan, the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, at origination and other specified information.

In addition, the depositor will deliver or cause to be delivered to the trustee (or to the custodian) for each mortgage loan

•
the mortgage note endorsed without recourse in blank or to the order of the trustee, except that the depositor may deliver or cause to be delivered a lost note affidavit in lieu of any original mortgage note that has been lost,

•
the mortgage, deed of trust or similar instrument with evidence of recording indicated on it (except for any mortgage not returned from the public recording office, in which case the depositor will deliver or cause to be delivered a copy of the mortgage together with a certificate that the original of the mortgage was delivered to the recording office or some other arrangement will be provided for),

•	an assignment of the mortgage to the trustee in recordable form and

•	any other security documents specified in the related prospectus supplement or the related agreement, including security documents relating to any senior interests in the property.

The applicable prospectus supplement may provide other arrangements for assuring the priority of the assignments, but if it does not, for administrative convenience and facilitation of servicing and to reduce closing costs, the assignments of mortgage shall not be required to be submitted for recording (except with respect to any mortgage loan located in Maryland) unless such failure to record would result in a withdrawal or a downgrade by any rating agency of the rating on any class of securities (without regard to any financial guaranty policy); provided, however, that each assignment of mortgage shall be submitted for recording by the applicable seller (at the direction of the servicer) in the manner described above, at no expense to the Issuing Entity or the Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of the Certificates entitled to at least 25% of the voting rights of the securities issued by an issuing entity or by the NIM Insurer, if any, (ii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the applicable seller, (iii) the occurrence of a servicing transfer and (iv) if the applicable seller is not the servicer and with respect to any one assignment of mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the mortgagor under the related mortgage. Notwithstanding the foregoing, if the servicer is unable to pay the cost of recording the assignments of mortgage, such expense shall be paid by the Trustee and shall be reimbursable out of the applicable Securities Account.

If so specified, in lieu of the delivery requirement set forth above, with respect to any mortgage which has been recorded in the name of the Mortgage Electronic Requirement Systems, Inc., or MERS®, or its designee, no mortgage assignment in favor of the trustee will be required to be prepared or delivered. Instead, the servicer will be required to take all actions as are necessary to cause the applicable trust fund to be shown as the owner of the related mortgage loan on the records of MERS® for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS®.

With respect to any mortgage loans that are cooperative loans, the depositor will cause to be delivered to the trustee

•
the related original cooperative note endorsed without recourse in blank or to the order of the trustee (or, to the extent the related pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, so provides, a lost note affidavit),

•	the original security agreement,

•	the proprietary lease or occupancy agreement,

•	the recognition agreement,

•	an executed financing agreement and

•	the relevant stock certificate, related blank stock powers and any other document specified in the related prospectus supplement.

The depositor will cause to be filed in the appropriate office an assignment and a financing statement evidencing the trustee’s security interest in each cooperative loan.

For any loans that are closed-end second-lien loans or home equity line of credit loans, the applicable prospectus supplement will specify whether the documents relating to those loans will have to be delivered to the trustee (or a custodian) and whether assignments of the related mortgage to the trustee will be recorded. If documents need not be delivered, the servicer will retain them.

For any home improvement contracts, the applicable prospectus supplement will specify whether the documents relating to those contracts will have to be delivered to the trustee (or a custodian). However, unless specified in the related prospectus supplement, the depositor will not deliver to the trustee the original mortgage securing a home improvement contract. In order to give notice of the right, title and interest of securityholders to the home improvement contracts, the depositor will cause a UCC-1 financing statement to be executed by the depositor or the seller, identifying the trustee as the secured party and identifying all home improvement contracts as collateral. Unless otherwise specified in the related prospectus supplement, the home improvement contracts will not be stamped or otherwise marked to reflect their assignment to the trustee. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser takes physical possession of the home improvement contracts without notice of the assignment, the securityholders’ interest in the home improvement contracts could be defeated. See “Certain Legal Aspects of the Loans-The Home Improvement Contracts.”

The trustee (or the custodian) will review the loan documents after receiving them, within the time period specified in the related prospectus supplement, and will hold the documents in trust for the benefit of the securityholders. Generally, if a document is found to be missing or defective in any material respect, the trustee (or custodian) will notify the servicer and the depositor, and the servicer will notify the related seller. If, after receiving notice, the seller cannot cure the omission or defect within the time period specified in the related prospectus supplement, and such omission or defect materially and adversely affects the interests of the securityholders in the related mortgage loan, it will be obligated to:

•	purchase the related mortgage loan from the issuing entity at the Purchase Price or,

•	if specified in the related prospectus supplement, replace the mortgage loan with another mortgage loan that meets specified requirements.

There can be no assurance that a seller will fulfill this purchase or substitution obligation. Although the servicer may be obligated to enforce the seller’s obligation, the servicer will not be obligated to purchase or replace the loan if the seller defaults on its obligation (nor will the servicer otherwise be obligated to purchase or replace any loan for any other reason). See “Loan Program-Representations by Sellers; Repurchases” in this prospectus. The applicable prospectus supplement may provide other remedies, but if it does not, then this obligation of the seller constitutes the sole remedy available to the securityholders or the trustee for omission of, or a material defect in, a constituent document.

Notwithstanding the repurchase obligations described above, no purchase or substitution of a loan will be made with respect to an issuing entity for which a REMIC election is to be made if the purchase or substitution would result in a prohibited transaction tax under the Code (unless the servicer or a holder of the related residual certificate otherwise pays that tax from its own funds). See “Loan Program-Representations by Sellers; Repurchases.”

The trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the mortgage loans as agent of the trustee.

Notwithstanding these provisions, unless the related prospectus supplement otherwise provides, no mortgage loan will be purchased from an issuing entity for which a REMIC election is to be made if the purchase would result in a prohibited transaction tax under the Code.

Although the depositor has expressed in the agreement its intent to treat the conveyance of the loans as a sale, the depositor will also grant to the trustee (or trust, in the case of a series with both notes and certificates) a security interest in the loans. This security interest is intended to protect the interests of the securityholders if a bankruptcy court were to characterize the depositor’s transfer of the loans as a borrowing by the depositor secured by a pledge of the loans as described under “Risk Factors - Bankruptcy or Insolvency May Affect the Timing and Amount of Distributions on the Securities.” In the event that a bankruptcy court were to characterize the transaction as a borrowing by the depositor, that borrowing would be secured by the loans in which the depositor granted a security interest to the trustee. The depositor has agreed to take those actions that are necessary to maintain the security interest granted to the trustee as a first priority, perfected security interest in the loans, including the filing of Uniform Commercial Code financing statements, if necessary.

Assignment of Agency Securities. The depositor will cause the Agency Securities to be registered in the name of the trustee or its nominee, and the trustee concurrently will execute, countersign and deliver the securities. Each Agency Security will be identified in a schedule appearing as an exhibit to the related agreement, which will specify as to each Agency Security the original principal amount and outstanding principal balance as of the cut-off date, the annual pass-through rate and the maturity date.

Assignment of Private Mortgage-Backed Securities. The depositor will cause the Private Mortgage-Backed Securities to be registered in the name of the trustee. The trustee (or the custodian) will have possession of any certificated Private Mortgage-Backed Securities. Generally, the trustee will not be in possession of or be assignee of record of any underlying assets for a Private Mortgage-Backed Security. See “The Issuing Entity—Private Mortgage-Backed Securities.” Each Private Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement which will specify the original principal amount, outstanding principal balance as of the cut-off date, annual pass-through rate or interest rate and maturity date and other specified pertinent information for each Private Mortgage-Backed Security conveyed to the trustee.

Payments on Issuing Entity Assets; Deposits to Security Account

The servicer or servicers will establish and maintain or cause to be established and maintained for the related issuing entity a separate account or accounts for the collection of payments on the related Issuing Entity Assets in the issuing entity (the “Security Account”). The applicable prospectus supplement may provide for other requirements for the Security Account, but if it does not, then the Security Account must be one of the following:

•
an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of either such holding company or the depository institution or trust company, whichever are rated higher) have (x) if Moody’s is a rating agency at the time amounts are held on deposit therein, the highest short-term ratings of Moody’s (which shall be Prime-1), (y) if Fitch is a rating agency at the time any amounts are held on deposit therein, the highest short-term rating of Fitch (which shall be F1 for funds held for less than 30 days, and F1+ for funds held for longer than 30 days and less than 365 days) and (z) if S&P is a rating agency at the time any amounts are held on deposit therein, a short-term rating of at least A-2, for funds held no longer than 30 days, and, if funds will be held longer than 30 days and less than 365 days, a short-term rating of at least A-1+,

•
if either of Moody’s or Fitch is a Rating Agency, an account or accounts the deposits in which are insured by the FDIC or SAIF to the limits established by the FDIC or the SAIF, and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, the securityholders have a claim with respect to the funds in the Security Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Security Account is maintained,

•	a trust account or accounts maintained with (a) the trust department of a federal or a state chartered depository institution or (b) a trust company, acting in a fiduciary capacity or

•	an account or accounts otherwise acceptable to each rating agency that rated one or more classes of the related series of securities at the request of the depositor.

The collateral eligible to secure amounts in the Security Account is limited to defined permitted investments. A Security Account may be maintained as an interest bearing account or the funds held in it may be invested pending each succeeding distribution date in defined permitted investments. To the extent provided in the related prospectus supplement, the servicer or its designee will be entitled to receive the interest or other income earned on funds in the Security Account as additional compensation and will be obligated to deposit in the Security Account the amount of any loss immediately as realized. The Security Account may be maintained with the servicer or with a depository institution that is an affiliate of the servicer, provided it meets the standards set forth above.

Unless otherwise indicated in the applicable prospectus supplement, the servicer will deposit or cause to be deposited in the Security Account for each issuing entity on a daily basis, to the extent applicable and unless the related prospectus supplement provides for a different deposit arrangement, the following payments and collections received or advances made by or on behalf of it after the cut-off date (other than payments due on or before the cut-off date and exclusive of any amounts representing any retained interest specified in the related prospectus supplement):

•	all payments on account of principal, including principal prepayments and, if specified in the related prospectus supplement, prepayment charges, on the mortgage loans;

•	all payments on account of interest on the mortgage loans, net of applicable servicing compensation;

•
all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items (“Insured Expenses”) incurred, and unreimbursed advances made, by any servicer) of the hazard insurance policies and any primary mortgage insurance policies, to the extent the proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the servicer’s normal servicing procedures and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure and unreimbursed advances, if any) received and retained in connection with the liquidation of defaulted mortgage loans, by foreclosure or otherwise, together with any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the securityholders by foreclosure or deed in lieu of foreclosure;

•
all proceeds of any mortgage loan or property in respect thereof purchased by any servicer, the depositor or any seller as described under “Mortgage Loan Program—Representations by Sellers; Repurchases” or “The Agreements—Assignment of Issuing Entity Assets” above and all proceeds of any mortgage loan repurchased as described under “The Agreements—Termination; Optional Termination”;

•	all payments required to be deposited in the Security Account with respect to any deductible clause in any blanket insurance policy described under “—Hazard Insurance”;

•
any amount required to be deposited by the servicer in connection with losses realized on investments for the benefit of the servicer of funds held in the Security Account and, to the extent specified in the related prospectus supplement, any payments required to be made by the servicer in connection with prepayment interest shortfalls; and

•	all other amounts required to be deposited in the Security Account pursuant to the pooling and servicing agreement.

Unless otherwise specified in the related prospectus supplement, any servicer (or the depositor, as applicable) may from time to time direct the institution that maintains the Security Account to withdraw funds from the Security Account for the following purposes:

•
to pay to the servicer the servicing fees described in the related prospectus supplement, the servicing fees (subject to reduction) and, as additional servicing compensation, earnings on or investment income with respect to funds in the amounts in the Security Account credited thereto;

•
to reimburse the servicer for advances, the right of reimbursement with respect to any mortgage loan being limited to amounts received that represent late recoveries of payments of principal and interest on the mortgage loan (or insurance proceeds or liquidation proceeds from the mortgage loan) with respect to which the advance was made;

•	to reimburse the servicer for any advances previously made that the servicer has determined to be nonrecoverable;

•	to reimburse the servicer from insurance proceeds not used to restore the property for expenses incurred by the servicer and covered by the related insurance policies;

•
to reimburse the servicer for (a) unpaid servicing fees and unreimbursed out-of-pocket costs and expenses incurred by the servicer in the performance of its servicing obligations, the right of reimbursement being limited to amounts received representing late recoveries of the payments for which the advances were made and (b) unreimbursed out-of-costs and expenses incurred for which such advances are not recoverable from the borrower under applicable law;

•
to pay to the servicer, with respect to each mortgage loan or property acquired in respect thereof that has been purchased by the servicer pursuant to the pooling and servicing agreement, all amounts received on them and not taken into account in determining the principal balance of the repurchased mortgage loan;

•	to reimburse the servicer, the depositor or other party specified in the related prospectus supplement for expenses incurred and reimbursable pursuant to the related agreement;

•	to pay any lender-paid primary mortgage insurance premium;

•	to withdraw any amount deposited in the Security Account that was not required to be deposited in it; and

•	to clear and terminate the Security Account upon termination of the related agreement.

In addition, the related prospectus supplement will generally provide that on or before the business day preceding each distribution date, the servicer shall withdraw from the Security Account the amount of Available Funds and the trustee fee for the distribution date, to the extent on deposit, for deposit in an account maintained by the trustee for the related series of securities.

Unless otherwise specified in the related prospectus supplement, aside from the annual compliance review and servicing criteria assessment and accompanying accountants’ attestation, there is no independent verification of the transaction accounts or the transaction activity. Each servicer is required to provide an annual certification to the effect that the servicer has fulfilled its obligations under the related agreement throughout the preceding year, as well as an annual assessment and an accompanying accountants’ attestation as to its compliance with applicable servicing criteria. See “ - Evidence as to Compliance.”

Pre-Funding Account

If specified in the related prospectus supplement, the servicer or servicers will establish and maintain a pre-funding account, in the name of the related trustee on behalf of the related securityholders, into which the depositor will deposit the pre-funded amount in cash on the related closing date. The pre-funding account will be maintained with the trustee for the related series of securities and is designed solely to hold funds that the trustee will use during the funding period to pay the purchase price for subsequent loans to the depositor. Monies on deposit in the pre-funding account will not be available to cover losses on or in respect of the related loans. The pre-funded amount will not exceed 50% of the offering proceeds of the certificates and notes of the related series. The applicable trustee will use the pre-funded amount to purchase subsequent loans from the depositor from time to time during the funding period. Each funding period will begin on the related closing date and will end on the date specified in the related prospectus supplement (or at the latest, one year after the related closing date). Monies on deposit in the pre-funding account may be invested in permitted investments under the circumstances and in the manner described in the related agreement. Investment earnings on funds in a pre-funding account will be deposited into the related Security Account or other trust account specified in the related prospectus supplement. Any investment losses will be charged against the funds on deposit in the pre-funding account. Any amounts remaining in the pre-funding account at the end of the funding period will be distributed to the related securityholders in the manner and priority specified in the related prospectus supplement, as a prepayment of principal of the related securities.

In addition, if provided in the related prospectus supplement, on the closing date for the related series, the depositor will deposit in an account (the “Capitalized Interest Account”) cash in an amount needed to cover shortfalls in interest on the related series of securities that may arise by using the pre-funding account as described above. The Capitalized Interest Account will be maintained with the trustee for the related series of securities and is designed solely to cover those interest shortfalls. Monies on deposit in the Capitalized Interest Account will not be available to cover losses on or in respect of the related loans. If the entire amount on deposit in a Capitalized Interest Account has not been used to cover shortfalls in interest on the related series of securities by the end of the related funding period, any amounts remaining in that Capitalized Interest Account will be paid to the depositor.

Collection Procedures

Each servicer will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with each pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, and any mortgage pool insurance policy, primary mortgage insurance policy, FHA insurance, VA guaranty and bankruptcy bond or alternative arrangements, follow the collection procedures it customarily follows for mortgage loans that are comparable to the mortgage loans.

Consistent with the above and pursuant to the authority granted to each servicer in the related agreement, a servicer may, in its discretion, waive any assumption fee, late payment or other charge in connection with a mortgage loan and arrange with a mortgagor a schedule for the liquidation of delinquencies to the extent not inconsistent with the coverage of the mortgage loan by a mortgage pool insurance policy, primary mortgage insurance policy, FHA insurance, VA guaranty or bankruptcy bond or alternative arrangements, if applicable. To the extent the servicer is obligated to make or to cause to be made advances, the obligation will remain during any period of such an arrangement. Notwithstanding the foregoing, in connection with a defaulted mortgage loan, the servicer, consistent with the standards set forth in the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, may waive, modify or vary any term of that mortgage loan (including modifications that change the mortgage rate, forgive the payment of principal or interest or extend the final maturity date of that mortgage loan), accept payment from the related mortgagor of an amount less than the stated principal balance in final satisfaction of that mortgage loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any mortgagor if in the servicer’s determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the securityholders (taking into account any estimated loss that might result absent such action).

The applicable prospectus supplement may provide for other alternatives regarding due-on-sale clauses, but if it does not, then in any case in which property securing a conventional mortgage loan has been, or is about to be, conveyed by the mortgagor, the servicer will, to the extent it has knowledge of the conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of the mortgage loan under any due-on-sale clause applicable to it, but only if permitted by applicable law and the exercise will not impair or threaten to impair any recovery under any related primary mortgage insurance policy. If these conditions are not met or if the servicer reasonably believes it is unable under applicable law to enforce the due-on-sale clause or if the mortgage loan is insured by the FHA or partially guaranteed by the VA, the servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which that person becomes liable for repayment of the mortgage loan and, to the extent permitted by applicable law, the mortgagor also remains liable on it. Any fee collected by or on behalf of the servicer for entering into an assumption agreement will be retained by or on behalf of the servicer as additional servicing compensation. See “Certain Legal Aspects of the Mortgage Loans—Due-on-Sale Clauses.” The terms of the related mortgage loan may not be changed in connection with an assumption.

Any prospective purchaser of a cooperative apartment will generally have to obtain the approval of the board of directors of the relevant cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See “Certain Legal Aspects of the Mortgage Loans.” This approval is usually based on the purchaser’s income and net worth and numerous other factors. Although the cooperative’s approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring the approval could limit the number of potential purchasers for those shares and otherwise limit the issuing entity’s ability to sell and realize the value of shares securing a cooperative loan.

In general, a “tenant-stockholder” (as defined in Code Section 216(b)(2)) of a corporation that qualifies as a “cooperative housing corporation” within the meaning of Code Section 216(b)(1) is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Code Section 216(a) to the corporation under Code Sections 163 and 164. In order for a corporation to qualify under Code Section 216(b)(1) for its taxable year in which the items are allowable as a deduction to the corporation, the Section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders (as defined in Code Section 216(b)(2)). By virtue of this requirement, the status of a corporation for purposes of Code Section 216(b)(1) must be determined on a year-to-year basis. Consequently, we can give no assurance that cooperatives relating to the cooperative loans will qualify under Section 216(b)(1) for any particular year. If a cooperative fails to qualify for one or more years, the value of the collateral securing any related cooperative loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Code Section 216(a) with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Code Section 216(b)(1), the likelihood that a failure to qualify would be permitted to continue over a period of years appears remote.

The Surety Provider

The related prospectus supplement may provide that a surety provider will irrevocably and unconditionally guarantee payment to, or at the direction of, the related trustee for the benefit of the related investor of that portion of any guaranteed interest or principal payments or any other covered amounts due and payable pursuant to the terms of the related pooling and servicing agreement, sale and servicing agreement, servicing agreement or sale agreement, as applicable, and unpaid by reason of nonpayment (as defined in the applicable policies).

Hazard Insurance

The related prospectus supplement may provide otherwise, but the servicer will generally require the mortgagor on each mortgage loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Property in the state in which the Property is located. The coverage will be in an amount that is at least equal to the lesser of

•	the maximum insurable value of the improvements securing the mortgage loan or

•	the greater of

•	the outstanding principal balance of the mortgage loan and

•	an amount such that the proceeds of the policy shall be sufficient to prevent the mortgagor or the mortgagee from becoming a co-insurer.

All amounts collected by the servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Property or released to the mortgagor in accordance with the servicer’s normal servicing procedures) will be deposited in the related Security Account. If a servicer maintains a blanket policy insuring against hazard losses on all the mortgage loans comprising part of an issuing entity, it will have satisfied its obligation relating to the maintenance of hazard insurance. The blanket policy may contain a deductible clause, in which case the servicer will be required to deposit from its own funds into the related Security Account the amounts that would have been deposited therein but for the clause.

In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a mortgage loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the mortgage loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms, their basic terms are dictated by the respective state laws, and most policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. This list is merely indicative of certain kinds of uninsured risks and is not all inclusive. If the Property securing a mortgage loan is located in a federally designated special flood area at the time of origination, the servicer will require the mortgagor to obtain and maintain flood insurance.

The hazard insurance policies covering properties securing the mortgage loans typically contain a clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured’s coverage falls below this specified percentage, then the insurer’s liability upon partial loss will not exceed the larger of the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed and the proportion of the loss that the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements. Since the amount of hazard insurance the servicer may cause to be maintained on the improvements securing the mortgage loans declines as the principal balances owing on them decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement upon partial loss may be that hazard insurance proceeds will be insufficient to fully restore the damaged property. If specified in the related prospectus supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described above. See “Credit Enhancement—Special Hazard Insurance Policies” and “Credit Enhancements—Insurance—Special Hazard Insurance Policy” in the related prospectus supplement.

Each servicer will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any cooperative loan. Generally, the cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, that a cooperative and the related borrower on a cooperative loan do not maintain insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to the borrower’s cooperative dwelling or the cooperative’s building could significantly reduce the value of the collateral securing the cooperative loan to the extent not covered by other credit support.

Realization upon Defaulted Mortgage Loans

Primary Mortgage Insurance Policies. Each servicer will maintain or cause to be maintained, as the case may be, in effect, to the extent specified in the related prospectus supplement, a primary mortgage insurance policy with regard to each mortgage loan for which coverage is required. Each servicer will not cancel or refuse to renew any primary mortgage insurance policy in effect at the time of the initial issuance of a series of securities that is required to be kept in force under the applicable agreement unless the replacement primary mortgage insurance policy for the cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of securities of the series that have been rated.

Although the terms of primary mortgage insurance vary, the amount of a claim for benefits under a primary mortgage insurance policy covering a mortgage loan will consist of the insured percentage of the unpaid principal amount of the covered mortgage loan and accrued and unpaid interest on it and reimbursement of certain expenses, less all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or in any way related to the Property, hazard insurance proceeds in excess of the amount required to restore the Property and which have not been applied to the payment of the mortgage loan, amounts expended but not approved by the issuer of the related primary mortgage insurance policy, claim payments previously made by the primary insurer and unpaid premiums.

Primary mortgage insurance policies reimburse certain losses sustained from defaults in payments by borrowers. Primary mortgage insurance policies will not insure against, and exclude from coverage, a loss sustained from a default arising from or involving certain matters, including fraud or negligence in origination or servicing of the mortgage loans, including misrepresentation by the originator, mortgagor or other persons involved in the origination of the mortgage loan; failure to construct the Property subject to the mortgage loan in accordance with specified plans; and physical damage to the Property.

Recoveries Under A Primary Mortgage Insurance Policy. As conditions precedent to the filing of or payment of a claim under a primary mortgage insurance policy covering a mortgage loan, the insured will be required to

•	advance or discharge

•	all hazard insurance policy premiums and

•
as necessary and approved in advance by the primary insurer, real estate property taxes, all expenses required to maintain the related Property in at least as good a condition as existed at the effective date of the primary mortgage insurance policy, ordinary wear and tear excepted, Property sales expenses, any specified outstanding liens on the mortgaged property and foreclosure costs, including court costs and reasonable attorneys’ fees;

•
upon any physical loss or damage to the Property, have the Property restored and repaired to at least as good a condition as existed at the effective date of the primary mortgage insurance policy, ordinary wear and tear excepted; and

•	tender to the primary insurer good and merchantable title to and possession of the Property.

The servicer, on behalf of itself, the trustee and the securityholders, will present claims to the insurer under each primary mortgage insurance policy, and will take any reasonable steps consistent with its practices regarding comparable mortgage loans and necessary to receive payment or to permit recovery under the policy with respect to defaulted mortgage loans. As set forth above, all collections by or on behalf of the servicer under any primary mortgage insurance policy and, when the Property has not been restored, the hazard insurance policy, are to be deposited in the Security Account, subject to withdrawal as heretofore described.

If the Property securing a defaulted mortgage loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Property to a condition sufficient to permit recovery under the related primary mortgage insurance policy, if any, the servicer is not required to expend its own funds to restore the damaged Property unless it determines that the restoration will increase the proceeds to securityholders on liquidation of the mortgage loan after reimbursement of the servicer for its expenses and that the expenses will be recoverable by it from related insurance proceeds or liquidation proceeds.

If recovery on a defaulted mortgage loan under any related primary mortgage insurance policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted mortgage loan is not covered by a primary mortgage insurance policy, the servicer will be obligated to follow or cause to be followed the normal practices and procedures that it deems appropriate to realize upon the defaulted mortgage loan. If the proceeds of any liquidation of the Property securing the defaulted mortgage loan are less than the principal balance of the mortgage loan plus interest accrued on it that is payable to securityholders, the issuing entity will realize a loss in the amount of the difference plus the aggregate of expenses incurred by the servicer in connection with the proceedings that are reimbursable under the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable. In the unlikely event that the proceedings result in a total recovery which is, after reimbursement to the servicer of its expenses, in excess of the principal balance of the mortgage loan plus interest accrued on it that is payable to securityholders, the servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to the mortgage loan and, unless otherwise specified in the related prospectus supplement, amounts representing the balance of the excess, exclusive of any amount required by law to be forwarded to the related mortgagor, as additional servicing compensation.

If a servicer or its designee recovers insurance proceeds not used to restore the property which, when added to any related liquidation proceeds and after deduction of certain expenses reimbursable to the servicer, exceed the principal balance of a mortgage loan plus interest accrued thereon that is payable to securityholders, the servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to the mortgage loan. If the servicer has expended its own funds to restore the damaged Property and the funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Security Account out of related liquidation proceeds or insurance proceeds an amount equal to the expenses incurred by it, in which event the issuing entity may realize a loss up to the amount so charged. Since insurance proceeds cannot exceed deficiency claims and certain expenses incurred by the servicer, no insurance payment or recovery will result in a recovery to the issuing entity that exceeds the principal balance of the defaulted mortgage loan together with accrued interest on it. See “Credit Enhancement” in this prospectus and in the related prospectus supplement.

FHA Insurance; VA Guaranties. Mortgage loans designated in the related prospectus supplement as insured by the FHA will be insured by the FHA as authorized under the United States National Housing Act of 1934 of 1937, as amended. Those mortgage loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one-to four-family housing units and the FHA 245 graduated payment mortgage program. These programs generally limit the principal amount and interest rates of the mortgage loans insured. Mortgage loans insured by the FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured mortgage loans relating to a series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of the loan.

The insurance premiums for mortgage loans insured by the FHA are collected by lenders approved by the HUD or by the servicer and are paid to the FHA. The regulations governing FHA single-family mortgage insurance programs provide that insurance benefits are payable either upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to HUD or upon assignment of the defaulted mortgage loan to HUD. With respect to a defaulted FHA-insured mortgage loan, the servicer is limited in its ability to initiate foreclosure proceedings. When it is determined, either by the servicer or HUD, that default was caused by circumstances beyond the mortgagor’s control, the servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available forms of forbearance plans with the mortgagor. These plans may involve the reduction or suspension of regular mortgage payments for a specified period, with the payments to be made up on or before the maturity date of the mortgage, or the recasting of payments due under the mortgage up to or beyond the maturity date. In addition, when a default caused by circumstances beyond the mortgagor’s control is accompanied by certain other criteria, HUD may provide relief by making payments to the servicer in partial or full satisfaction of amounts due under the mortgage loan (which payments are to be repaid by the mortgagor to HUD) or by accepting assignment of the loan from the servicer. With certain exceptions, at least three full monthly installments must be due and unpaid under the mortgage loan and HUD must have rejected any request for relief from the mortgagor before the servicer may initiate foreclosure proceedings.

HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Currently, claims are being paid in cash, and claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debentures interest rate. The servicer of each FHA-insured mortgage loan will be obligated to purchase the debenture issued in satisfaction of the mortgage loan upon default for an amount equal to the principal amount of the debenture.

The amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted mortgage loan adjusted to reimburse the servicer for certain costs and expenses and to deduct certain amounts received or retained by the servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for accrued and unpaid interest but in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the mortgage loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA-insured mortgage loan, bears interest from a date 30 days after the mortgagor’s first uncorrected failure to perform any obligation to make any payment due under the mortgage loan and, upon assignment, from the date of assignment to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate as described above.

Mortgage loans designated in the related prospectus supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman’s Readjustment Act of 1944, as amended. The Serviceman’s Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guarantee of mortgage loans of up to 30 years’ duration. However, no mortgage loan guaranteed by the VA will have an original principal amount greater than five times the partial VA guaranty for the mortgage loan.

The liability on the guaranty may be reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. The VA, at its option and without regard to the guaranty, may make full payment to a mortgage holder of unsatisfied indebtedness on a mortgage upon its assignment to the VA.

With respect to a defaulted VA guaranteed mortgage loan, the servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim for the guaranty is submitted after liquidation of the Property.

The amount payable under the guaranty will be the percentage of the VA-insured mortgage loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in the VA regulations. Payments under the guaranty will be equal to the unpaid principal amount of the loan, interest accrued on the unpaid balance of the loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that the amounts have not been recovered through liquidation of the Property. The amount payable under the guaranty may in no event exceed the amount of the original guaranty.

Application of Liquidation Proceeds. Unless the related pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, provides for a different application of liquidation proceeds, the proceeds from any liquidation of a mortgage loan will be applied in the following order of priority:

first, to reimburse the servicer for any unreimbursed expenses incurred by it to restore the related Property and any unreimbursed servicing compensation payable to the servicer with respect to the mortgage loan;

second, to reimburse the servicer for any unreimbursed advances with respect to the mortgage loan;

third, to accrued and unpaid interest (to the extent no advance has been made for the amount) on the mortgage loan; and

fourth, as a recovery of principal of the mortgage loan.

Unless otherwise specified in the related prospectus supplement, excess proceeds from the liquidation of a mortgage loan will be retained by the servicer as additional servicing compensation.

If specified in the related prospectus supplement, if a final liquidation of a mortgage loan resulted in a realized loss and thereafter the servicer receives a recovery specifically related to that mortgage loan, such recovery (net of any reimbursable expenses) shall be distributed to the securityholders in the same manner as prepayments received in the prior calendar month, to the extent that the related realized loss was allocated to any class of securities. In addition, the Class Security Balance of each class of securities to which realized losses have been allocated, will be increased, sequentially in the order of payment priority, to the extent that such subsequent recoveries are distributed as principal to any class of securities. However, the Class Security Balance of each such class of securities will not be increased by more than the amount of realized losses previously applied to reduce the Class Security Balance of each such class of securities. Holders of securities whose Class Security Balance is increased in this manner will not be entitled to interest on the increased balance for any interest accrual period preceding the distribution date on which the increase occurs. The foregoing provisions will apply even if the Class Security Balance of a class of securities was previously reduced to zero. Accordingly, each class of securities will be considered to remain outstanding until the termination of the related trust.

Servicing and Other Compensation and Payment of Expenses

The principal servicing compensation to be paid to each servicer in respect of its servicing activities for each series of securities will be equal to the percentage per annum described in the related prospectus supplement (which may vary under certain circumstances) of the outstanding principal balance of each mortgage loan, and the compensation will be retained by it from collections of interest on the mortgage loan in the related issuing entity. As compensation for its servicing duties, each servicer will be entitled to a monthly servicing fee as described in the related prospectus supplement. In addition, generally each servicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from mortgagors, and any benefit that may accrue as a result of the investment of funds in the applicable Security Account (unless otherwise specified in the related prospectus supplement).

Each servicer will, to the extent provided in the related pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, pay or cause to be paid certain ongoing expenses associated with each issuing entity and incurred by it in connection with its responsibilities under the related agreement, including, without limitation, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee, the security registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of each servicer and each seller. In addition, as indicated in the preceding section, each servicer will be entitled to reimbursement for certain expenses incurred by it in connection with any defaulted mortgage loan as to which it has determined that all recoverable liquidation proceeds and insurance proceeds have been received (a “Liquidated Mortgage”), and in connection with the restoration of mortgaged properties, the right of reimbursement being before the rights of securityholders to receive any related liquidation proceeds (including insurance proceeds).

Evidence as to Compliance

Each agreement will provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the servicer to the effect that the servicer has fulfilled its obligations under the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, throughout the preceding year.

Each pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, will also provide for delivery to the depositor, the servicer and the trustee, on or before a specified date in each year, of an annual servicing assessment report from each party performing servicing functions with respect to the related series, including any servicer that services 5% or more of the Issuing Entity Assets. In each assessment report, the party providing the report must include an assessment of its compliance with the servicing criteria during the previous fiscal year, and disclose any material noncompliance with the applicable servicing criteria. The servicing criteria are divided generally into four categories:

•	general servicing considerations;

•	cash collection and administration;

•	investor remittances and reporting; and

•	pool asset administration.

Each servicing assessment report is required to be accompanied by attestation report provided by a public registered accounting firm. The attestation report must contain an opinion of the registered public accounting firm as to whether the related servicing criteria assessment was fairly stated in all material respects, or a statement that the firm cannot express that opinion. The attestation examination the must be made in accordance with the attestation engagement standards issued or adopted by the Public Company Accounting Oversight Board.

Copies of the annual servicing compliance statement, the servicing criteria assessment report and related accountants attestations and the annual accountants’ statement (if any) may be obtained by securityholders of the related series without charge upon written request to the servicer at the address set forth in the related prospectus supplement.

List of Securityholders

Each agreement will provide that three or more holders of securities of any series may, by written request to the trustee, obtain access to the list of all securityholders maintained by the trustee for the purpose of communicating with other securityholders with respect to their rights under the applicable agreement and the securities.

Certain Matters Regarding the Servicer and the Depositor

Each servicer under each pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, will be named in the related prospectus supplement. Any entity serving as servicer may be an affiliate of the depositor and may have other business relationships with the depositor or the depositor’s affiliates.

Each agreement will provide that each servicer may not resign from its obligations and duties under the agreement except

•
upon appointment of a successor servicer and receipt by the trustee of a letter from each rating agency rating the related transaction that such a resignation and appointment will not result in a downgrading of the rating of any of the securities of the related series, or

•	upon a determination that the performance by it of its duties under the agreement is no longer permissible under applicable law.

No resignation will become effective until the trustee or a successor servicer has assumed the servicer’s obligations and duties under the related agreement.

Each agreement will further provide that neither the servicer, the depositor nor any director, officer, employee, or agent of the servicer or the depositor will be under any liability to the related issuing entity or securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the applicable agreement, or for errors in judgment. However, neither the servicer, the depositor nor any director, officer, employee, or agent of the servicer or the depositor will be protected against any liability that would otherwise be imposed for willful misfeasance, bad faith or negligence in the performance of duties under the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, or for reckless disregard of obligations and duties under the applicable agreement. Each agreement will further provide that the servicer, the depositor and any director, officer, employee or agent of the servicer or the depositor will be entitled to indemnification by the related issuing entity and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the agreement or the securities, other than any loss, liability or expense related to any specific Mortgage Asset or Issuing Entity Assets (except any loss, liability or expense otherwise reimbursable pursuant to the related agreement) and any loss, liability or expense incurred for willful misfeasance, bad faith or negligence in the performance of duties under the related agreement or for reckless disregard of obligations and duties under the related agreement. In addition, each agreement will provide that neither the servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under that agreement and that in its opinion may involve it in any expense or liability. The servicer or the depositor may, however, in its discretion undertake any action that it deems appropriate with respect to that agreement and the rights and duties of the parties to the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, and the interests of the securityholders under that agreement. In that event, the legal expenses and costs of the action and any liability resulting from it will be expenses, costs and liabilities of the issuing entity, and the servicer or the depositor, as the case may be, will be entitled to be reimbursed for them out of funds otherwise distributable to securityholders.

Any person into which the servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the servicer is a party, or any person succeeding to the business of the servicer, will be the successor of the servicer under each agreement, provided that the person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, Fannie Mae or Freddie Mac and further provided that the merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of securities of any series that have been rated.

Events of Default

Pooling and Servicing Agreement; Sale and Servicing Agreement; Servicing Agreement. The applicable prospectus supplement may provide for other events of default, but if it does not, then events of default under each agreement will consist of

•
any failure by the servicer to deposit in the Security Account or remit to the trustee any payment which continues unremedied for five days after the giving of written notice of the failure to the servicer by the trustee or the depositor, or to the servicer and the trustee by the holders of securities having not less than 25% of the voting rights evidenced by the securities;

•	any failure by the servicer to make an advance as required under the agreement, unless cured as specified therein;

•
any failure by the servicer to observe or perform in any material respect any of its other covenants or agreements in the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, which failure materially affects the rights of securityholders that continues unremedied for sixty days after the giving of written notice of the failure to the servicer by the trustee or the depositor, or to the servicer and the trustee by the holders of securities of any class evidencing not less than 25% of the voting rights evidenced by the securities; and

•
certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the servicer indicating its insolvency, reorganization or inability to pay its obligations.

Unless otherwise provided in the related prospectus supplement, so long as an event of default under an agreement remains unremedied, the depositor or the trustee may, and at the direction of holders of securities of any class evidencing not less than 66 2/3% of the aggregate percentage interests constituting such class and under other circumstances specified in the agreement, the trustee will terminate all of the rights and obligations of the servicer under the agreement relating to the issuing entity and in and to the related Issuing Entity Assets, upon which the trustee will succeed to all of the responsibilities, duties and liabilities of the servicer under the agreement, including, if specified in the related prospectus supplement, the obligation to make advances, and will be entitled to similar compensation arrangements. After the servicer has received notice of termination, the trustee may execute and deliver, on behalf of the servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and do or accomplish all other acts or things necessary or appropriate to effect the termination of the servicer, including the transfer and endorsement or assignment of the loans and related documents. The servicer has agreed to cooperate with the trustee in effecting the termination of the servicer, including the transfer to the trustee of all cash amounts which shall at the time be credited to the Security Account, or thereafter be received with respect to the loans. No additional funds have been reserved to pay for any expenses not paid by the servicer in connection with a servicing transfer.

If the trustee is unwilling or unable to so act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution with a net worth of a least $15,000,000 to act as successor to the servicer under the agreement. Pending any appointment, the trustee is obligated to act as servicer. The trustee and any successor to the servicer may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the servicer under the agreement.

Unless otherwise provided in the related prospectus supplement, no securityholder, solely by virtue of its status as a securityholder, will have any right under any agreement to institute any proceeding with respect to the agreement, unless the holder previously has given to the trustee written notice of default and unless the holders of securities of any class evidencing not less than 66 2/3% of the aggregate percentage interest constituting such class have made a written request upon the trustee to institute a proceeding in its own name as trustee and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute the proceeding.

If specified in the related prospectus supplement, the agreement will permit the trustee to sell the Issuing Entity Assets and the other assets of the issuing entity described under “Credit Enhancement” if payments on them are insufficient to make payments required in the agreement. The assets of the issuing entity will be sold only under the circumstances and in the manner specified in the related prospectus supplement.

Indenture. The applicable prospectus supplement may provide for other events of default, but if it does not, then the events of default under each indenture will consist of:

•
a default in the payment of any principal of or interest on any note of any series which continues unremedied for a specified number of days after the written notice of the default is given as specified in the related prospectus supplement;

•
failure to perform in any material respect any other covenant of the depositor or the issuing entity in the indenture which continues for a specified number of days after notice is given in accordance with the procedures described in the related prospectus supplement;

•	certain events of bankruptcy, insolvency, receivership or liquidation of the depositor or the issuing entity; or

•
any other event of default provided with respect to notes of that series including but not limited to certain defaults on the part of the issuer, if any, of a credit enhancement instrument supporting the notes.

If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of such series may declare the principal amount (or, if the notes of that series have an interest rate of 0%, such portion of the principal amount as may be specified in the terms of that series, as provided in the related prospectus supplement) of all the notes of such series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of more than 50% of the Percentage Interests of the notes of such series.

If, following an event of default with respect to any series of notes, the notes of such series have been declared to be due and payable, the trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the notes of such series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of such series as they would have become due if there had not been such a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, other than a default in the payment of any principal or interest on any note of such series for a specified number of days, unless

•	the holders of 100% of the percentage interests of the notes of such series consent to the sale,

•	the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of such series at the date of such sale or

•
the trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such notes as such payments would have become due if such notes had not been declared due and payable, and the trustee obtains the consent of the holders of 66 2/3% of the percentage interests of the notes of such series.

If specified in the related prospectus supplement, other parties, such as a credit enhancement provider, may have certain rights with respect to remedies upon an Event of Default that may limit the rights of the related securityholders.

If the trustee liquidates the collateral in connection with an event of default involving a default for five days or more in the payment of principal of or interest on the notes of a series, the indenture provides that the trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an event of default, the amount available for distribution to the noteholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of such an event of default.

Except as otherwise specified in the related prospectus supplement, if the principal of the notes of a series is declared due and payable, as described above, the holders of any such notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount of the notes less the amount of such discount which is unamortized.

Subject to the provisions of the indenture relating to the duties of the trustee, in case an event of default shall occur and be continuing with respect to a series of notes, the trustee shall be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders of notes of such series, unless such holders offered to the trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the indenture, the holders of a majority of the then aggregate outstanding amount of the notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the notes of such series, and the holders of a majority of the then aggregate outstanding amount of the notes of such series may, in certain cases, waive any default with respect to them, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes of such series affected by that default. If provided in the related prospectus supplement, the priority of payments payable on the notes may change following and event of default.

Amendment

The applicable prospectus supplement may specify other amendment provisions, but if it does not, then each agreement may be amended by the depositor, the servicer and the trustee, without the consent of any of the securityholders,

(a) to cure any ambiguity or mistake;

(b) to correct any defective provision in the agreement or to supplement any provision in the agreement that may be inconsistent with any other provision in it;

(c) to conform the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, to the final prospectus supplement provided to investors in accordance with the initial offering of the securities;

(d) to add to the duties of the depositor, any seller or any servicer;

(e) to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, to comply with any rules or regulations promulgated by the SEC from time to time;

(f) to add any other provisions with respect to matters or questions arising under the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable; or

(g) to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable.

However, no action pursuant to clauses (e), (f) or (g) may, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any securityholder. But no opinion of counsel will be required if the person requesting the amendment obtains a letter from each rating agency requested to rate the class or classes of securities of the series stating that the amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to the securities.

In addition, the related agreement may be amended to modify, eliminate or add to any of its provisions to the extent necessary to maintain the qualification of the related issuing entity as a REMIC or to avoid or minimize the risk of imposition of any tax on the REMIC, if a REMIC election is made with respect to the issuing entity, or to comply with any other requirements of the Code, if the trustee has received an opinion of counsel to the effect that the action is necessary or helpful ensure the proper operation of the master REMIC, to maintain the qualification, avoid or minimize that risk or comply with those requirements, as applicable.

The applicable prospectus supplement may specify other amendment provisions, but if it does not, then each pooling and servicing agreement may also be amended by the depositor, the servicers and the trustee with the consent of holders of securities of the series evidencing a majority in interest of each class adversely affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the agreement or of modifying in any manner the rights of the holders of the related securities. However, no amendment may

(a) reduce in any manner the amount of, or delay the timing of, payments received on Issuing Entity Assets that are required to be distributed on any security without the consent of the holder of the security,

(b) amend, modify, add to, rescind or alter in any respect the provisions of the agreement restricting the issuing entity from engaging in any activity that would disqualify the issuing entity from being a qualifying special purpose entity under generally accepted accounting principles without the consent of the holders of securities evidencing percentage interests aggregating 66⅔% (provided however that no securities held by the seller, the depositor or any affiliate shall be given effect for the purpose of such calculation), or

(c) reduce the aforesaid percentage of securities of any class of holders that is required to consent to the amendment without the consent of the holders of all securities of the class covered by the agreement then outstanding.

If a REMIC election is made with respect to an issuing entity, the trustee will not be entitled to consent to an amendment to the related agreement without having first received an opinion of counsel to the effect that the amendment will not cause the issuing entity to fail to qualify as a REMIC. If so described in the related prospectus supplement, an amendment of an agreement may require the consent of persons that are not party to the agreement, such as a credit enhancement provider.

Termination; Optional Termination

Pooling and Servicing Agreement, Sale and Servicing Agreement or Servicing Agreement. Generally, the obligations created by each agreement for each series of securities will terminate upon the payment to the related securityholders of all amounts held in the Security Account or by the servicer and required to be paid to them pursuant to the agreement following the later of

•
the final payment or other liquidation of the last of the Issuing Entity Assets subject to it or the disposition of all property acquired upon foreclosure of the Issuing Entity Assets remaining in the issuing entity and

•
the purchase by any servicer or, if REMIC treatment has been elected and if specified in the related prospectus supplement, by the holder of the residual interest in the REMIC (see “Material Federal Income Tax Consequences” in this prospectus and in the related prospectus supplement), from the related issuing entity of all of the remaining Issuing Entity Assets and all property acquired in respect of the Issuing Entity Assets.

Any purchase of Issuing Entity Assets and property acquired in respect of Issuing Entity Assets evidenced by a series of securities will be made at the option of the servicer or the party specified in the related prospectus supplement, including the holder of the REMIC residual interest, at a price, and in accordance with the procedures, specified in the related prospectus supplement. The exercise of that right will effect early retirement of the securities of that series, but the right of the servicer or the other party or, if applicable, the holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related Issuing Entity Assets being less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the Issuing Entity Assets at the cut-off date for the series. The foregoing is subject to the provision that if a REMIC election is made with respect to an issuing entity, any repurchase pursuant to the second bulleted item above will be made only in connection with a “qualified liquidation” of the REMIC within the meaning of Code Section 860F(a)(4).

Indenture. The indenture will be discharged with respect to a series of notes (except with respect to certain continuing rights specified in the indenture) upon the delivery to the trustee for cancellation of all the notes of such series or, with certain limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes of such series.

In addition to such discharge with certain limitations, the indenture will provide that, if so specified with respect to the notes of any series, the related issuing entity will be discharged from any and all obligations in respect of the notes of such series (except for certain obligations relating to temporary notes and exchange of notes, to register the transfer of or exchange notes of such series, to replace stolen, lost or mutilated notes of such series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect of them in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes of such series on the last scheduled distribution date for such notes and any installment of interest on such notes in accordance with the terms of the indenture and the notes of such series. In the event of any defeasance and discharge of notes of such series, holders of notes of such series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their notes until maturity.

The applicable prospectus supplement for a series of notes may also provide that when the principal balance of such notes is reduced to a specified percentage of the original principal balance as of the cut-off date, the depositor, the indenture trustee or the holder of a call right may, at its option, redeem one or more classes of notes at a price equal to 100% of the outstanding principal balance of the notes plus accrued interest thereon plus the amount due and owing to the surety provider, if any. Such redemption will have the same effect as a prepayment on the notes.

The Trustee

The trustee under each agreement will be named in the applicable prospectus supplement. The commercial bank or trust company serving as trustee may have normal banking relationships with the depositor, any servicer and any of their respective affiliates.

Certain Legal Aspects of the Mortgage Loans

The following discussion contains summaries, which are general in nature, of certain legal matters relating to the mortgage loans. Because the legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete or to reflect the laws of any particular state or to encompass the laws of all states in which the security for the mortgage loans is situated. If more than ten percent (by principal balance) of the mortgage loans in the issuing entity for any series are located in a single state, the prospectus, as supplemented by the related prospectus supplement, will disclose all material legal matters relating to the mortgage loans in that state.

General

The mortgage loans will be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. Deeds of trust are used almost exclusively in California instead of mortgages. Mortgages are used in New York instead of deeds of trust. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not before the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the Property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the underlying debt is repaid. The trustee’s authority under a deed of trust, the mortgagee’s authority under a mortgage and the grantee’s authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

Cooperatives. Certain of the mortgage loans may be cooperative loans. The cooperative owns all the real property that comprises the project, including the land, separate dwelling units and all common areas. The cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the cooperative or underlying land or both, as is generally the case, the cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with the construction or purchase of the cooperative’s apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which that cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the cooperative to refinance this mortgage and its consequent inability to make the final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or, in the case of an issuing entity including cooperative loans, the collateral securing the cooperative loans.

The cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing the tenant-stockholder’s pro rata share of the cooperative’s payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying rights is financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement, and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender’s interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

Foreclosure and Repossession

Deed of Trust. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In certain states, foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, such as California, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of any notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lien holders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, including California, published for a specified period of time in one or more newspapers. In addition, these notice provisions require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. In California, the entire process from recording a notice of default to a non-judicial sale usually takes four to five months, but can take longer if the borrower seeks bankruptcy protection or other events intervene.

In some states, including California, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee’s sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorney’s fees, that a lender can recover.

Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are sometimes not contested by any of the parties. When the mortgagee’s right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney’s fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender’s lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier’s check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure. Thereafter, the lender will assume the burden of ownership, including obtaining hazard insurance and making repairs at its own expense necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker’s commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender’s investment in the property.

Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower’s defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower. When the beneficiary under a junior mortgage or deed of trust cures the default and reinstates or redeems by paying the full amount of the senior mortgage or deed of trust, the amount paid by the beneficiary becomes a part of the indebtedness secured by the junior mortgage or deed of trust. See “—Junior Mortgages; Rights of Senior Mortgagees” below.

Cooperative Loans. The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative’s certificate of incorporation and bylaws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by the tenant-stockholder, including mechanics’ liens against the cooperative apartment building incurred by the tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate the lease or agreement if an obligor fails to make payments or defaults in the performance of covenants required under it. Typically, the lender and the cooperative enter into a recognition agreement, which establishes the rights and obligations of both parties upon a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

The recognition agreement generally provides that, if the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate the lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender’s lien against proceeds from the sale of the cooperative apartment, subject, however, to the cooperative’s right to sums due under the proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest on it.

Recognition agreements also provide that upon foreclosure of a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

In some states, such as New York, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a “commercially reasonable” manner. Whether a foreclosure sale has been conducted in a “commercially reasonable” manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender’s security interest. The recognition agreement, however, generally provides that the lender’s right to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See “Anti-Deficiency Legislation and Other Limitations on Lenders.”

In the case of foreclosure on a building converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws that apply to certain tenants who elected to remain in the building but who did not purchase shares in the cooperative when the building was so converted.

Rights of Redemption

In some states after a sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states, including California, this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In New York, the borrower may not redeem the property after a foreclosure sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender after judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

Anti-Deficiency Legislation and Other Limitations on Lenders

Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California and New York, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or a sale under a deed of trust. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the current fair market value of the property at the time of the foreclosure sale. As a result of these prohibitions, it is anticipated that in most instances the servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting mortgagors.

Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, such as New York, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting that security. However, in some of these states, following judgment on a personal action, the lender may be considered to have elected a remedy and may be precluded from exercising other remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender’s security has been impaired by acts or omissions of the borrower, for example, upon waste of the property.

In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Servicemembers Civil Relief Act and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize on its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a Property without the permission of the bankruptcy court. And in certain instances a bankruptcy court may allow a borrower to reduce the monthly payments, change the rate of interest, and alter the mortgage loan repayment schedule for under collateralized mortgage loans. The effect of these types of proceedings can be to cause delays in receiving payments on the loans underlying certificates and even to reduce the aggregate amount of payments on the loans underlying certificates.

The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of mortgage loans. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities on lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans or contracts.

Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a cooperative loan, would be the shares of the cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

Environmental Risks

Real property pledged as security to a lender may be subject to unforeseen environmental risks. Environmental remedial costs can be substantial and can potentially exceed the value of the property. Under the laws of certain states, contamination of a property may give rise to a lien against the property to assure the payment of the costs of clean-up. In several states that lien has priority over the lien of an existing mortgage on the property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), the EPA may impose a lien on property where the EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an “owner” or “operator” for the costs of addressing releases or threatened releases of hazardous substances at a Property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for those costs on any and all “potentially responsible parties,” including “owners” or “operators.” However, CERCLA excludes from the definition of “owner or operator” a secured creditor who holds indicia of ownership primarily to protect its security interest (the “secured creditor exemption”) but without “participating in the management” of the property. Thus, if a lender’s activities encroach on the actual management of a contaminated facility or property, the lender may incur liability as an “owner or operator” under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it fails to market the property in a timely fashion.

Whether actions taken by a lender would constitute participation in the management of a mortgaged property so as to render the secured creditor exemption unavailable to a lender, was historically a matter of judicial interpretation of the statutory language. Court decisions were inconsistent and, in fact, in 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower’s decisions regarding disposal of hazardous substances was sufficient participation in the management of a borrower’s business to deny the protection of the secured creditor exemption to the lender. In 1996, Congress enacted the Asset Conservation, Lender Liability and Deposit Insurance Protection Act (“Asset Conservation Act”), which provides that, in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property. The Asset Conservation Act also provides that participation in the management of the property does not include merely having the capacity to influence, or unexercised right to control operations. Rather, a lender will lose the protection of the secured creditor exemption only if it (a) exercises decision-making control over the borrower’s environmental compliance and hazardous substance handling and disposal practices at the property, or (b) exercises control comparable to the manager of the property, so that the lender has assumed responsibility for (i) “the overall management of the facility encompassing day-to-day decision-making with respect to environmental compliance” or (ii) “over all or substantially all of the operational functions” of the property other than environmental compliance.

If a lender is or becomes liable, it may be able to bring an action for contribution under CERCLA or other statutory or common laws against any other “potentially responsible parties,” including a previous owner or operator, who created the environmental hazard and who has not settled its liability with the government, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that the costs arising from the circumstances set forth above would result in a loss to securityholders.

CERCLA does not apply to petroleum products, and the secured creditor exemption does not govern liability for cleanup costs under state laws or under federal laws other than CERCLA, including Subtitle I of the federal Resource Conservation and Recovery Act (“RCRA”), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under that rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. Moreover, under the Asset Conservation Act, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground petroleum storage tanks or the properties on which they are located. A lender will lose the protections accorded to secured creditors under federal law for petroleum underground storage tanks by “participating in the management” of the tank or tank system if the lender either: (a) “exercises decisionmaking control over the operational” aspects of the tank or tank system; or (b) exercises control comparable to a manager of the property, so that the lender has assumed responsibility for overall management of the property including day-to-day decision making with regard to all, or substantially all, operational aspects. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

While the “owner” or “operator” of contaminated property may face liability for investigating and cleaning up the property, regardless of fault, it may also be required to comply with environmental regulatory requirements, such as those governing asbestos. In addition, the presence of asbestos, mold, lead-based paint, lead in drinking water, and/or radon at a real property may lead to the incurrence of costs for remediation, mitigation or the implementation of an operations and maintenance plan. Furthermore, the presence of asbestos, mold, lead-based paint, lead in drinking water, radon and/or contamination at a property may present a risk that third parties will seek recovery from “owners” or “operators” of that property for personal injury or property damage. Environmental regulatory requirements for property “owners” or “operators,” or law that is the basis for claims of personal injury or property damage, may not have exemptions for secured creditors.

In general, at the time the loans were originated no environmental assessment, or a very limited environmental assessment, of the mortgaged properties was conducted.

Due-on-sale Clauses

Generally, each conventional mortgage loan will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Property, the loan may be accelerated by the mortgagee. Court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce these clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St Germain Depository Institutions Act of 1982 (the “Garn-St Germain Act”), subject to specified exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Garn-St Germain Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the mortgage loans and the number of mortgage loans which may extend to maturity. Also, the Garn-St. Germain Act does “encourage” lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

Prepayment Charges

Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the mortgaged properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed on many of the mortgage loans. The absence of this restraint on prepayment, particularly with respect to fixed rate mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirement of the loans or contracts.

Applicability of Usury Laws

Title V of the depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 (“Title V”), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects an application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges, or both.

Servicemembers Civil Relief Act

Generally, under the terms of the Servicemembers Civil Relief Act (the “Relief Act”), a borrower who enters military service after the origination of the borrower’s mortgage loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of the borrower’s active duty status, unless a court orders otherwise upon application of the lender. It is possible that this interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on some of the mortgage loans. Unless the applicable prospectus supplement provides a special feature for a particular issuing entity, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the holders of the securities. In addition, the Relief Act imposes limitations which would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower’s period of active duty status. Moreover, the Relief Act permits the extension of a loan’s maturity and the readjustment of its payment schedule beyond the completion of military service. Thus, if an affected mortgage loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Property in a timely fashion.

Material Federal Income Tax Consequences

The following discussion is the opinion of Sidley Austin llp, Heller Ehrman LLP, Orrick, Herrington & Sutcliffe LLP or Thacher Proffitt & Wood LLP, counsel to the depositor, as to the material federal income tax consequences of the purchase, ownership, and disposition of securities. The opinion of the applicable law firm is based on laws, regulations, administrative rulings, and judicial decisions now in effect, all of which are subject to change either prospectively or retroactively. The following discussion does not describe aspects of federal tax law that are unique to insurance companies, securities dealers and investors who hold securities as part of a straddle within the meaning of Section 1092 of the Code. Prospective investors are encouraged to consult their tax advisors regarding the federal, state, local, and any other tax consequences to them of the purchase, ownership, and disposition of securities.

General

The federal income tax consequences to Holders will vary depending on whether

•	the securities of a series are classified as indebtedness;

•	an election is made to treat the issuing entity relating to a particular series of securities as a real estate mortgage investment conduit (“REMIC”) under the Code;

•	the securities represent an ownership interest in some or all of the assets included in the issuing entity for a series; or

•	an election is made to treat the issuing entity relating to a particular series of certificates as a partnership.

The prospectus supplement for each series of securities will specify how the securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to the series. The depositor will file with the SEC a Form 8-K on behalf of the related issuing entity containing an opinion of tax counsel with respect to the validity of the information set forth under “Material Federal Income Tax Consequences” herein and in the related prospectus supplement.

Debt Securities. For purposes of the discussion that follows, securities characterized as debt for federal income tax purposes and securities representing REMIC regular interests (“Regular Interest Securities”) will be referred to hereinafter collectively as “Debt Securities.”

Taxation of Debt Securities

Original Issue Discount and Premium. The Debt Securities may be issued with OID. Generally, OID, if any, will equal the difference between the “stated redemption price at maturity” of a Debt Security and its “issue price.” Holders of any class of securities issued with OID will be required to include OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. Holders of Debt Securities (the “Debt Securityholders”) should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt Securities.

Rules governing OID are set forth in Code Sections 1271 through 1273 and 1275. These rules require that the amount and rate of accrual of OID be calculated based on the original yield to maturity of the Debt Securities calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the Debt Securities (the “Prepayment Assumption”) and the anticipated reinvestment rate, if any, relating to the Debt Securities and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The Legislative History provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of the Debt Securities. The prospectus supplement for each series of Debt Securities will specify the Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the Debt Securities will prepay at the Prepayment Assumption or at any other rate.

Regulations governing the calculation of OID on instruments having contingent interest payments (the “Contingent Regulations”) specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the Debt Securities. Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). The trustee intends to base its computations on Code Section 1272(a)(6) and the OID Regulations as described in this prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), we can give no assurance that this methodology represents the correct manner of calculating OID.

In general, each Debt Security will be treated as a single installment obligation issued with an amount of OID equal to the excess of its “stated redemption price at maturity” over its issue price. The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt Securities is sold for cash prior to the date of their initial issuance, or the closing date, the issue price for that class will be treated as the fair market value of the class on the closing date. The issue price of a Debt Security also includes the amount paid by an initial securityholder for accrued interest that relates to a period before the issue date of the Debt Security. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest that constitute “qualified stated interest.” Qualified stated interest generally means interest unconditionally payable at intervals of one year or less at a single fixed rate or qualified variable rate (as described below) during the entire term of the Debt Security. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt Securities with respect to which Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the Debt Securities includes all distributions of interest as well as principal thereon.

Where the interval between the issue date and the first distribution date on a Debt Security is longer than the interval between subsequent distribution dates, the greater of any original issue discount disregarding the rate in the first period and any interest foregone during the first period is treated as the amount by which the stated redemption price of the security exceeds its issue price for purposes of the de minimis rule described below. The OID Regulations suggest that all or a portion of the interest on a long first period Debt Security that is issued with non-de minimis OID will be treated as OID. Where the interval between the issue date and the first distribution date on a Debt Security is shorter than the interval between subsequent distribution dates, interest due on the first distribution date in excess of the amount that accrued during the first period would be added to the securities’ stated redemption price at maturity. Holders of Debt Securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Debt Security. Additionally, it is possible that the IRS could assert that the stated pass-through rate of interest on the Debt Securities is not unconditionally payable because late payments or nonpayments on the mortgage loans are not penalized nor are there reasonable remedies in place to compel payment on the mortgage loans. That position, if successful, would require all holders of Debt Securities to accrue income on the securities under the OID Regulations.

Under the de minimis rule, OID on a Debt Security will be considered to be zero if it is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Although currently unclear, it appears that the schedule of these distributions should be determined in accordance with the Prepayment Assumption. The Prepayment Assumption with respect to a series of Debt Security will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and income will be capital gain if the Debt Security is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

The prospectus supplement with respect to an issuing entity may provide for certain Debt Securities to be issued at prices significantly exceeding their principal amounts or based on notional principal balances (the “Super-Premium Securities”). The income tax treatment of Super-Premium Securities is not entirely certain. For information reporting purposes, the issuing entity intends to take the position that the stated redemption price at maturity of Super-Premium Securities is the sum of all payments to be made on these Debt Securities determined under the Prepayment Assumption, with the result that these Debt Securities would be issued with OID. The calculation of income in this manner could result in negative original issue discount (which delays future accruals of OID rather than being immediately deductible) when prepayments on the mortgage loans exceed those estimated under the Prepayment Assumption. As discussed above, the Contingent Regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6), such as the Debt Securities. However, if the Super-Premium Securities were treated as contingent payment obligations, it is unclear how holders of those securities would report income or recover their basis. In the alternative, the IRS could assert that the stated redemption price at maturity of Super-Premium Securities should be limited to their principal amount (subject to the discussion under “—Accrued Interest Securities”), so that the Debt Securities would be considered for federal income tax purposes to be issued at a premium. If this position were to prevail, the rules described under “—Debt Securities —Premium” would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Security. It is possible that a holder of a Super-Premium Security may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to the Super-Premium Security. Absent further guidance, the trustee intends to treat the Super-Premium Securities as described in this prospectus.

Under the REMIC Regulations, if the issue price of a Regular Interest Security (other than those based on a notional amount) does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such a Debt Security generally should not be treated as a Super-Premium Security and the rules described under “—Debt Securities—Premium” should apply. However, it is possible that Regular Interest Securities issued at a premium, even if the premium is less than 25% of the security’s actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under section 171 of the Code is made to amortize the premium.

Generally, a Debt Securityholder must include in gross income the “daily portions,” as determined below, of the OID that accrues on a Debt Security for each day a securityholder holds the Debt Security, including the purchase date but excluding the disposition date. The daily portions of OID are determined by allocating to each day in an accrual period the ratable portion of OID allocable to the accrual period. Accrual periods may be of any length and may vary in length over the term of the Debt Securities, provided that each accrual period is not longer than one year, begins or ends on a distribution date (except for the first accrual period which begins on the issue date) and begins on the day after the preceding accrual period ends. This will be done, in the case of each full accrual period, by

•	adding

•
The present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the Debt Securities as calculated under the Prepayment Assumption) of all remaining payments to be received on the Debt Securities under the Prepayment Assumption and

•	any payments included in the stated redemption price at maturity received during the same accrual period, and

•	subtracting from that total the adjusted issue price of the Debt Securities at the beginning of the same accrual period.

The adjusted issue price of a Debt Security at the beginning of the first accrual period is its issue price; the adjusted issue price of a Debt Security at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease (but never below zero) in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the daily portions of OID may be determined according to an appropriate allocation under any reasonable method.

A subsequent purchaser of a Debt Security issued with OID who purchases the Debt Security at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that Debt Security. In computing the daily portions of OID for a subsequent purchaser of a Debt Security (as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity), however, the daily portion is reduced by the amount that would be the daily portion for the day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by the holder for that Debt Security exceeds the following amount:

•
the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original Debt Securityholder (who purchased the Debt Security at its issue price), less

•
any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that Debt Security for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

Variable Rate Debt Securities. Debt Securities may provide for interest based on a variable rate. Interest is treated as payable at a variable rate and not as contingent interest if, generally, the issue price does not exceed the original principal balance by more than a specified amount and the interest compounds or is payable at least annually at current values of certain objective rates matured by or based on lending rates for newly borrowed funds. An objective rate is a rate (other than a qualified floating rate) that is determined using a single fixed formula and that is based on objective financial or economic information. The variable interest generally will be qualified stated interest to the extent it is unconditionally payable at least annually and, to the extent successive variable rates are used, interest is not significantly accelerated or deferred.

The amount of OID with respect to a Debt Security bearing a variable rate of interest will accrue in the manner described under “—Original Issue Discount and Premium” by assuming generally that the index used for the variable rate will remain fixed throughout the term of the security. Appropriate adjustments are made for the actual variable rate.

Although unclear at present, the depositor intends to treat Debt Securities bearing an interest rate that is a weighted average of the net interest rates on mortgage loans as variable rate securities. In such case, the weighted average rate used to compute the initial pass-through rate on the Debt Securities will be deemed to be the index in effect through the life of the Debt Securities. It is possible, however, that the IRS may treat some or all of the interest on Debt Securities with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. This treatment may effect the timing of income accruals on the Debt Securities. Additionally, if some or all of the mortgage loans are subject to “teaser rates” (i.e., the initial rates on the mortgage loans are less than subsequent rates on the mortgage loans) the interest paid on some or all of the Debt Securities may be subject to accrual using a constant yield method notwithstanding the fact that these securities may not have been issued with “true” non-de minimis original issue discount.

Election to Treat All Interest as OID. The OID Regulations permit a securityholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for securities. If such an election were to be made with respect to a Debt Security with market discount, a securityholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the securityholder acquires during the year of the election or thereafter. Similarly, a securityholder that makes this election for a security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the securityholder owns or acquires. See “—Debt Securities —Premium.” The election to accrue interest, discount and premium on a constant yield method with respect to a security cannot be revoked without the consent of the IRS.

Market Discount. A purchaser of a Debt Security may also be subject to the market discount provisions of sections 1276 through 1278 of the Code. Under these provisions and the OID Regulations, “market discount” equals the excess, if any, of a Debt Security’s stated principal amount or, in the case of a Debt Security with OID, the adjusted issue price (determined for this purpose as if the purchaser had purchased the Debt Security from an original holder) over the price for the Debt Security paid by the purchaser. A securityholder that purchases a Debt Security at a market discount will recognize income upon receipt of each distribution representing stated redemption price. In particular, under section 1276 of the Code a holder generally will be required to allocate each principal distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A securityholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the electing securityholder on or after the first day of the first taxable year to which the election applies.

Market discount with respect to a Debt Security will be considered to be zero if the amount allocable to the Debt Security is less than 0.25% of the Debt Security’s stated redemption price at maturity multiplied by the number of complete years to maturity remaining after the date of purchase. In interpreting the de minimis threshold with respect to original issue discount on obligations payable in installments, however, the OID regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. See “— Original Issue Discount and Premium” above. If market discount on a Debt Security is considered to be zero under this de minimis rule, the actual amount of market discount must be allocated to the remaining principal payments on the Debt Security, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued. Therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under sections 1276 through 1278 of the Code.

The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury, rules described in the Legislative History will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. For Debt Securities issued with OID, the amount of market discount that accrues during a period is equal to the product of the total remaining market discount and a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period. For Debt Securities issued without OID, the amount of market discount that accrues during a period is equal to the product of the total remaining market discount and a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Debt Securities) that provide for payments that may be accelerated due to prepayments of other obligations securing the instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

A holder of a Debt Security that acquires the Debt Security at a market discount also may be required to defer, until the maturity date of the Debt Security or its earlier disposition in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the Debt Security in excess of the aggregate amount of interest (including OID) includible in the holder’s gross income for the taxable year with respect to the Debt Security. For these purposes, the de minimis rule referred to above applies. The amount of the net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the Debt Security for the days during the taxable year on which the holder held the Debt Security and, in general, would be deductible when the market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the Regular Security matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. This deferral rule does not apply if the Debt Securityholder elects to include the market discount in income currently as it accrues on all market discount obligations acquired by the Debt Securityholder in that taxable year or thereafter.

Premium. A purchaser of a Debt Security that purchases the Debt Security at a cost (not including accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to have purchased the Debt Security at a premium and may elect to amortize the premium under a constant yield method. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the Debt Security for this purpose. The trustee intends to account for amortizable bond premium in the manner described in this prospectus. However, the Legislative History states that the same rules that apply to accrual of market discount (which rules require use of a Prepayment Assumption in accruing market discount with respect to Debt Securities without regard to whether the securities have OID) will also apply in amortizing bond premium. The Code provides that amortizable bond premium will be allocated among the interest payments on the Debt Securities and will be applied as an offset against the interest payment. Prospective purchasers of the Debt Securities should consult their tax advisors regarding the possible application of the Amortizable Bond Premium Regulations.

Deferred Interest. Certain classes of Debt Securities will provide for the accrual of Deferred Interest with respect to one or more ARM Loans. Any Deferred Interest that accrues with respect to a class of Debt Securities will constitute income to the holders of the securities before the time distributions of cash with respect to the Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on the securities will constitute qualified stated interest or whether all or a portion of the interest payable on the securities must be included in the stated redemption price at maturity of the securities and accounted for as OID (which could accelerate the inclusion). Interest on Debt Securities must in any event be accounted for under an accrual method by the holders of the securities and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on the Debt Securities.

Effects of Defaults and Delinquencies. Certain series of securities may contain one or more classes of subordinated securities, and in the event there are defaults or delinquencies on the mortgage loans, amounts that would otherwise be distributed on the subordinated securities may instead be distributed on the senior securities. Subordinated securityholders nevertheless will be required to report income with respect to their securities under an accrual method without giving effect to delays and reductions in distributions on the subordinated securities attributable to defaults and delinquencies on the mortgage loans, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a subordinated securityholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the subordinated security is reduced as a result of defaults and delinquencies on the mortgage loans. However, the timing and characterization of any losses or reductions in income are uncertain, and, accordingly, subordinated securityholders are urged to consult their own tax advisors on this point.

Sale, Exchange or Redemption. If a Debt Security is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller’s adjusted basis in the Debt Security. The adjusted basis generally will equal the cost of the Debt Security to the seller, increased by any OID and market discount included in the seller’s gross income with respect to the Debt Security, and reduced (but not below zero) by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a Debt Security will recognize gain equal to the excess, if any, of the amount of the payment over the holder’s adjusted basis in the Debt Security. A Debt Securityholder who receives a final payment that is less than the holder’s adjusted basis in the Debt Security will generally recognize a loss. Any gain or loss will be capital gain or loss, provided that the Debt Security is held as a “capital asset” (generally, property held for investment) within the meaning of section 1221 of the Code. Gain from the sale or other disposition of a Debt Security that might otherwise be capital gain will be treated as ordinary income (a) to the extent the gain constitutes market discount and (b) in the case of Regular Interest Securities, to the extent that the gain does not exceed the excess, if any, of the amount that would have been includible in the holder s income with respect to the Debt Security had income accrued on it at a rate equal to 110% of the AFR as defined in section 1274(d) of the Code determined as of the date of purchase of the Regular Interest Security, over the amount actually includible in the holder’s income. In addition, the Debt Securities will be “evidences of indebtedness” within the meaning of section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a Debt Security by a bank or a thrift institution to which this section applies will be ordinary income or loss.

A portion of any gain from the sale of a Debt Security that might otherwise be capital gain may be treated as ordinary income to the extent that the Debt Security is held as part of a conversion transaction within the meaning of Section 1258 of the Code. A conversion transaction includes a transaction in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer’s return is attributable to the time value of the taxpayer’s net investment in the transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer’s net investment at 120% of the appropriate applicable federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer’s net investment income.

The Debt Security information reports will include a statement of the adjusted issue price of the Debt Security at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of Debt Securities. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder’s purchase price which the REMIC may not have, it appears that the information reports will only require information pertaining to the appropriate proportionate method of accruing market discount.

Accrued Interest Securities. Certain of the Debt Securities (“Payment Lag Securities”) may provide for payments of interest based on a period that corresponds to the interval between distribution dates but that ends before each distribution date. The period between the Closing Date for Payment Lag Securities and their first distribution date may or may not exceed that interval. Purchasers of Payment Lag Securities for which the period between the Closing Date and the first distribution date does not exceed that interval could pay upon purchase of the Debt Securities accrued interest in excess of the accrued interest that would be paid if the interest paid on the distribution date were interest accrued from distribution date to distribution date. If a portion of the initial purchase price of a Debt Security is allocable to interest that has accrued before the issue date (“pre-issuance accrued interest”) and the Debt Security provides for a payment of stated interest on the first payment date (and the first payment date is within one year of the issue date) that equals or exceeds the amount of the pre-issuance accrued interest, then the issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the Debt Security. However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Securities. Therefore, in the case of a Payment Lag Security, the issuing entity intends to include accrued interest in the issue price and report interest payments made on the first distribution date as interest to the extent the payments represent interest for the number of days that the securityholder has held the Payment Lag Security during the first accrual period.

Investors are encouraged to consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Securities.

Treatment of Realized Losses. Although not entirely clear, it appears that holders of Regular Securities that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of the securities becoming wholly or partially worthless, and that, in general, holders of securities that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of the securities becoming wholly worthless. Although the matter is unclear, non-corporate holders of securities may be allowed a bad debt deduction at the time that the principal balance of a certificate is reduced to reflect realized losses resulting from any liquidated mortgage loans. The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect realized losses only after all mortgage loans remaining in the related issuing entity have been liquidated or the securities of the related series have been otherwise retired. Potential investors and Holders of the securities are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to their securities, including any loss resulting from the failure to recover previously accrued interest or discount income.

Subsequent Recoveries. The Class Security Balance of securities that have been reduced because of allocations of Realized Losses may also be increased as a result of Subsequent Recoveries. See the discussion under the caption “The Agreements—Realization Upon Defaulted Mortgage Loans—Application of Liquidation Proceeds.” An increase in a principal balance caused by a Subsequent Recovery should be treated by the securityholder as ordinary (or capital) income to the extent that the securityholder claimed an ordinary (or capital) deduction for any decrease in the principal balance caused by Realized Losses. Potential investors and Holders of the securities are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any income realized with respect to their securities as a result of Subsequent Recoveries. “Subsequent Recoveries” are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss prior to the receipt of such recoveries.

Non-U.S. Persons. A non-U.S. Person who is an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the securities on its own behalf other than in connection with a United States trade or business carried on by such non-U.S. Person will not be subject to United States federal income taxes on payments of principal, premium, interest or original issue discount on a Debt Security, unless such non-U.S. Person holds, directly or indirectly, 10% or more of the capital or profits interest of the issuing entity, in the case of a Debt Security other than a Regular Interest Security, or unless such non-U.S. Person is a controlled foreign corporation related to the issuing entity in a particular transaction or a bank receiving interest described in section 881(c)(3)(A) of the Code. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a Regular Interest Security held by a holder of a Residual Certificate that owns directly or indirectly a 10% or greater interest in the Residual Certificates. To qualify for the exemption from taxation, the non-U.S. Person must follow the certification requirements set forth in the section identified as “Material Federal Income Tax Consequences—Status as a Grantor Trust—d. Non-U.S. Persons.” If the holder does not qualify for exemption, distributions of interest, including distributions of accrued OID, to the holder may be subject to a tax rate of 30%, subject to reduction under any applicable treaty.

Backup Withholding. Backup withholding of United States federal income tax may apply to payments made in respect of the securities to registered owners who are not “exempt recipients” and who fail to provide certain identifying information (such as the registered owner’s taxpayer identification number) in the required manner. To qualify for the exemption from taxation, the non-U.S. Person must follow the certification requirements set forth in the section identified as “Material Federal Income Tax Consequences—Status as a Grantor Trust—d. Non-U.S. Persons.”

In addition, upon the sale of a security to (or through) a broker, the broker must report the sale and withhold on the entire purchase price, unless either (a) the broker determines that the seller is a corporation or other exempt recipient or (b) the seller certifies that such seller is a non-U.S. Person (and certain other conditions are met).

Certification of the registered owner’s non-U.S. status would be made normally on an IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence.

Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner’s United States federal income tax provided the required information is furnished to the IRS.

Prospective investors are strongly urged to consult their own tax advisors with respect to the Treasury Regulations under Code Sections 1441 and 1442.

REMIC Securities

The issuing entity relating to a series of securities may elect to be treated as one or more REMICs. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however “—Residual Certificates” and “—Prohibited Transactions”), if an issuing entity with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described under “Residual Certificates,” the Code provides that an issuing entity will not be treated as a REMIC for that year and thereafter. In that event, the entity may be taxable as a separate corporation, and the related securities (the “REMIC Securities”) may not be accorded the status or given the tax treatment described below. While the Code authorizes the Treasury Department to issue regulations providing relief upon an inadvertent termination of the status of an issuing entity as a REMIC, no such regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC’s income for the period in which the requirements for REMIC status are not satisfied. Assuming compliance with all provisions of the related pooling and servicing agreement or trust agreement, as applicable, each issuing entity that elects REMIC status will qualify as a REMIC, and the related securities will be considered to be regular interests (“Regular Securities”) or residual interests (“Residual Certificates”) in the REMIC. The related prospectus supplement for each series of securities will indicate whether the issuing entity will make one or more REMIC elections and whether a class of securities will be treated as a regular or residual interest in the REMIC. With respect to each issuing entity for which a REMIC election is to be made, tax counsel will issue an opinion confirming the conclusions expressed above concerning the status of the issuing entity as a REMIC and the status of the securities as representing regular or residual interests in a REMIC.

In general, with respect to each series of securities for which a REMIC election is made, securities held by a thrift institution taxed as a “domestic building and loan association” will constitute assets described in Code Section 7701(a)(19)(C); securities held by a real estate investment trust will constitute “real estate assets” within the meaning of Code Section 856(c)(4)(A); and interest on securities held by a real estate investment trust will be considered “interest on obligations secured by mortgages on real property” within the meaning of Code Section 856(c)(3)(B). If less than 95% of the REMIC’s assets are assets qualifying under any of these Code sections, the securities will be qualifying assets only to the extent that the REMIC’s assets are qualifying assets. In addition, payments on mortgage loans held pending distribution on the REMIC Securities will be considered to be real estate assets for purposes of Code Section 856(c).

In some instances the mortgage loans may not be treated entirely as assets described in the foregoing sections. See, in this regard, the discussion of buydown loans contained in “—Tax Status as a Grantor Trust—Single Class of Securities.” REMIC Securities held by a real estate investment trust will not constitute “Government Securities” within the meaning of Code Section 856(c)(4)(A), and REMIC Securities held by a regulated investment company will not constitute “Government Securities” within the meaning of Code Section 851(b)(4)(A)(ii). REMIC Securities held by certain financial institutions will constitute “evidences of indebtedness” within the meaning of Code Section 582(c)(1).

A “qualified mortgage” for REMIC purposes is any obligation (including certificates of participation in an obligation) that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC. The REMIC Regulations provide that manufactured housing or mobile homes (not including recreational vehicles, campers or similar vehicles) that are “single family residences” under Code Section 25(e)(10) will qualify as real property without regard to state law classifications.

Tiered REMIC Structures. For certain series of securities, two or more separate elections may be made to treat designated portions of the related issuing entity as separate REMICs (respectively, the “Subsidiary REMIC” or “REMICs” and the “Master REMIC”) for federal income tax purposes. Upon the issuance of such a series of securities, assuming compliance with all provisions of the related agreement, the Master REMIC as well as each Subsidiary REMIC will each qualify as a REMIC, and the REMIC Securities issued by the Master REMIC and each Subsidiary REMIC, respectively, will be considered to evidence ownership of Regular Securities or Residual Certificates in the related REMIC within the meaning of the REMIC provisions. With respect to each issuing entity for which more than one REMIC election is to be made, tax counsel will issue an opinion confirming the conclusions expressed above concerning the status of the Master REMIC and each Subsidiary REMIC as a REMIC and the status of the securities as regular or residual interests in a REMIC.

To the extent more than one REMIC election is made with respect to portions of an issuing entity, only the REMIC Securities issued by the Master REMIC will be offered under this prospectus. Solely for purposes of determining whether the REMIC Securities issued by an issuing entity will be “real estate assets” within the meaning of Code Section 856(c)(4)(A); whether the REMIC Securities will be “loans secured by an interest in real property” under Code Section 7701(a)(19)(C); and whether the income on the securities is interest described in Code Section 856(c)(3)(B), all related Subsidiary REMICs and the Master REMIC will be treated as one REMIC.

a.	Regular Securities

General. Except as otherwise stated in this discussion, Regular Securities will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Holders of Regular Securities that otherwise report income under a cash method of accounting will be required to report income with respect to Regular Interest Securities under an accrual method. For a general discussion of the tax consequences of investing in Regular Interest Securities, see the discussion above under “Taxation of Debt Securities.”

Non-Interest Expenses of the REMIC. Under the temporary Treasury regulations, if the REMIC is considered to be a “single-class REMIC,” a portion of the REMIC’s servicing, administrative and other non-interest expenses will be allocated as a separate item to those Regular Securityholders that are “pass-through interest holders.” Securityholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the Regular Securities. See “Pass-Through of Non-Interest Expenses of the REMIC under Residual Certificates.”

The IRS issued proposed regulations on August 24, 2004, concerning the accrual of interest income by the holders of Regular Securities. The proposed regulations would create a special rule for accruing OID on Regular Securities that provide for a delay between record and payment dates, such that the period over which OID accrues coincides with the period over which the holder’s right to interest payments accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, holders of such Regular Securities would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to Regular Securities with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any Regular Security issued after the date the final regulations are published in the Federal Register. The proposed regulations provide automatic consent for the holder of a Regular Security to change its method of accounting for OID under the final regulations. The change is proposed to be made on a cut-off basis and, thus, does not affect Regular Securities issued before the date the final regulations are published in the Federal Register.

On August 24, 2004, the IRS issued a notice of proposed rulemaking regarding the timing of income and deductions attributable to interest-only Regular Securities. In this notice, the IRS and Treasury requested comments on whether to adopt special rules for taxing Regular Securities that are entitled only to a specified portion of the interest in respect of one or more mortgage loans held by the REMIC (“REMIC IOs”), high-yield Regular Securities, and apparent negative-yield instruments. The IRS and Treasury also requested comments on different methods for taxing the foregoing instruments, including the possible recognition of negative amounts of OID, the formulation of special guidelines for the application of Code Section 166 to REMIC IOs and similar instruments, and the adoption of a new alternative method applicable to REMIC IOs and similar instruments. It is uncertain whether the IRS actually will propose any regulations as a consequence of the solicitation of comments and when any resulting new rules would be effective.

b.	Residual Certificates

Allocation of the Income of the REMIC to the Residual Certificates. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See “—Prohibited Transactions and Other Taxes.” Instead, each original holder of a Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which it owns any Residual Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. An original holder’s share of the taxable income of the REMIC for each day will be based on the portion of the outstanding Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from Residual Certificates will be “portfolio income” for purposes of the taxation of taxpayers subject to the limitations on the deductibility of “passive losses.” As residual interests, the Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the Residual Certificates were treated for federal income tax purposes as direct ownership interests in the securities or as debt instruments issued by the REMIC.

A Residual Certificateholder may be required to include taxable income from the Residual Certificate in excess of the cash distributed. Consequently, holders of Residual Certificates should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to “excess inclusions” and “noneconomic” residual interests discussed below. For example, a structure where principal distributions are made serially on regular interests (that is, a fast-pay, slow-pay structure) may generate that sort of mismatching of income and cash distributions (that is, “phantom income”). This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a Residual Certificate to a Residual Certificateholder. Investors should consult their own tax advisors concerning the federal income tax treatment of a Residual Certificate and the impact of the tax treatment on the after-tax yield of a Residual Certificate.

Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of the income from the mortgage loans and the REMIC’s other assets and the deductions allowed to the REMIC for interest and OID on the Regular Securities and, except as described under “—Regular Securities—Non-Interest Expenses of the REMIC,” other expenses. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, all bad loans will be deductible as business bad debts, and the limitation on the deductibility of interest and expenses related to tax-exempt income is more restrictive than with respect to individual. The REMIC’s gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, as well as, income earned from temporary investments on reverse assets, reduced by the amortization of any premium on the mortgage loans. In addition, a Residual Certificateholder will recognize additional income due to the allocation of realized losses to the Regular Securities due to defaults, delinquencies and realized losses on the mortgage loans. The timing of the inclusion of the income by Residual Certificateholders may differ from the time the actual loss is allocated to the Regular Securities. The REMIC’s deductions include interest and original issue discount expense on the Regular Securities, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no securities of any class of the related series outstanding.

For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the Regular Securities and the Residual Certificates (or, if a class of securities is not sold initially, its fair market value). The aggregate basis will be allocated among the mortgage loans and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan will be deemed to have been acquired with discount or premium to the extent that the REMIC s basis therein is less than or greater than its principal balance, respectively. Any discount (whether market discount or OID) will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to this income, under a method similar to the method described above for accruing OID on the Regular Securities. The REMIC expects to elect under Code Section 171 to amortize any premium on the mortgage loans. Premium on any mortgage loan to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, the election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to that mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

The REMIC will be allowed a deduction for interest and OID on the Regular Securities. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to Regular Securities except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

A Residual Certificateholder will not be permitted to amortize the cost of the Residual Certificate as an offset to its share of the REMIC’s taxable income. However, that taxable income will not include cash received by the REMIC that represents a recovery of the REMIC’s basis in its assets, and, as described above, the issue price of the Residual Securities will be added to the issue price of the Regular Securities in determining the REMIC’s initial basis in its assets. See “—Sale or Exchange of Residual Certificates.” For a discussion of possible adjustments to income of a subsequent holder of a Residual Certificate to reflect any difference between the actual cost of the Residual Certificate to the holder and the adjusted basis the Residual Certificate would have in the hands of an original Residual Certificateholder, see “—Allocation of the Income of the REMIC to the Residual Certificates.”

Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the Residual Certificateholders in the same manner as the REMIC’s taxable income. The net loss allocable to any Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder’s adjusted basis in the Residual Certificate. Any net loss that is not currently deductible due to this limitation may only be used by the Residual Certificateholder to offset its share of the REMIC’s taxable income in future periods (but not otherwise). The ability of Residual Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

For purposes of determining REMIC taxable income or loss, the trustee intends to treat Subsequent Recoveries in a way described under the caption “Subsequent Recoveries.”

Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated among the Regular Securityholders and the Residual Certificateholders on a daily basis in proportion to the relative amounts of income accruing to each securityholder on that day. In general terms, a single class REMIC is one that either would qualify as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or is similar to a grantor trust and is structured with the principal purpose of avoiding the single class REMIC rules. The applicable prospectus supplement may apportion expenses to the Regular Securities, but if it does not, then the expenses of the REMIC will be allocated to holders of the related Residual Certificates in their entirety and not to holders of the related Regular Securities.

In the case of individuals (or trusts, estates or other persons that compute their income in the same manner as individuals) who own an interest in a Regular Security or a Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries (e.g. a partnership, an S corporation or a grantor trust), the trust expenses will be deductible under Code Section 67 only to the extent that those expenses, plus other “miscellaneous itemized deductions” of the individual, exceed 2% of the individual’s adjusted gross income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a certain amount (the “Applicable Amount”) will be reduced by the lesser of 3% of the excess of the individual’s adjusted gross income over the Applicable Amount or 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income recognized by Residual Certificateholders who are subject to these limitations may be substantial. Further, holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS the holder’s allocable share, if any, of the REMIC’s non-interest expenses. The term “pass-through interest holder” generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Residual Certificateholders that are pass-through interest holders are encouraged to consult their own tax advisors about the impact of these rules on an investment in the Residual Certificates.

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (the “2001 Act”), limitations imposed by section 68 of the Code on claiming itemized deductions will be phased-out commencing in 2006, which will affect individuals holding Residual Certificates. Unless they are amended, these provisions of the 2001 Act will no longer apply for taxable years beginning on or after December 31, 2010. Investors are encouraged to consult their own tax advisors with respect to this statute.

Excess Inclusions. A portion of the income on a Residual Certificate (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. Thus, for example, an excess inclusion may not be offset by any unrelated losses, deductions or loss carryovers of a Residual Certificateholder; will be treated as “unrelated business taxable income” within the meaning of Code Section 512 if the Residual Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income (see “—Tax-Exempt Investors”); and is not eligible for any reduction in the rate of withholding tax in the case of a Residual Certificateholder that is a foreign investor. See “—Non-U.S. Persons.”

Furthermore, for purposes of the alternative minimum tax: (1) excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction; and (2) alternative minimum taxable income may not be less than the taxpayer’s excess inclusions; provided, however, that for purposes of clause (2), alternative minimum taxable income is determined without regard to the special rule that taxable income cannot be less than excess inclusions. The latter rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer’s income tax to an amount lower than the alternative minimum tax on excess inclusions.

Except as discussed in the following paragraph, with respect to any Residual Certificateholder, the excess inclusions is the excess, if any, of the income of the Residual Certificateholder for that calendar quarter from its Residual Certificate over the sum of the “daily accruals” for all days during the calendar quarter on which the Residual Certificateholder holds the Residual Certificate. For this purpose, the daily accruals with respect to a Residual Certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the “adjusted issue price” of the Residual Certificate at the beginning of the calendar quarter and 120 percent of the “Federal long-term rate” in effect at the time the Residual Certificate is issued. For this purpose, the “adjusted issue price” of a Residual Certificate at the beginning of any calendar quarter equals the issue price of the Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the Residual Certificate before the beginning of the same quarter. The issue price of a Residual Certificate is the initial offering price to the public, excluding bond houses and brokers, at which a substantial amount of the Residual Certificates were sold. The long-term Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS. Although it has not done so, the IRS has authority to issue regulations that would treat the entire amount of income accruing on a Residual Certificate as an excess inclusion if the Residual Certificates are considered not to have significant value.

In the case of any Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of the trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a Residual Certificate as if held directly by the shareholder. Regulated investment companies, common issuing entities and certain cooperatives are subject to similar rules. Code Section 860E(d) provides that the foregoing rules will be prescribed under Treasury Regulations that have yet to be issued.

Effective August 1, 2006, temporary regulations issued by the Internal Revenue Service (the “Temporary regulations”) have modified the general rule that excess inclusions from a REMIC residual interest are not includible in the income of a foreign person (or subject to withholding tax) until paid or distributed. The new regulations accelerate the time both for reporting of, and withholding tax on, excess inclusions allocated to the foreign equity holders of partnerships and certain other pass-through entities. The new rules also provide that excess inclusions are United States sourced income. The timing rules apply to a particular residual interest and a particular foreign person, if the first allocation of income from the residual interest to the foreign person occurs after July 31, 2006. The source rules apply for taxable years ending after August 1, 2006.

Under the Temporary regulations, in the case of REMIC residual interests held by a foreign person through a partnership, the amount of excess inclusion income allocated to the foreign partner is deemed to be received by the foreign partner on the last day of the partnership’s taxable year except to the extent that the excess inclusion was required to be taken into account by the foreign partner at an earlier time under section 860G(b) of the Code as a result of a distribution by the partnership to the foreign partner or a disposition in whole or in part of the foreign partner’s indirect interest in the REMIC residual interest. A disposition in whole or in part of the foreign partner’s indirect interest in the REMIC residual interest may occur as a result of a termination of the REMIC, a disposition of the partnership’s residual interest in the REMIC, a disposition of the foreign partner’s interest in the partnership, or any other reduction in the foreign partner’s allocable share of the portion of the REMIC net income or deduction allocated to the partnership.

Similarly, in the case of a residual interest held by a foreign person as a shareholder of a real estate investment trust or regulated investment company, as a participant in a common trust fund or as a patron in an organization subject to part I of subchapter T (cooperatives), the amount of excess inclusion allocated to the foreign person must be taken into income at the same time that other income from trust, company, fund, or organization would be taken into account.

Under the Temporary regulations, excess inclusions allocated to a foreign person (whether as a partner or holder of an interest in a pass-through entity) are expressly made subject to withholding tax. In addition, in the case of excess inclusions allocable to a foreign person as a partner, the Temporary regulations eliminate an important exception to the withholding requirements under which a withholding agent unrelated to a payee is obligated to withhold on a payment only to the extent that the withholding agent has control over the payee’s money or property and knows the facts giving rise to the payment.

Payments. Any distribution made on a Residual Certificate to a Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the Residual Certificateholder’s adjusted basis in the Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the Residual Certificate.

Holders of Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in the Residual Certificates will not be sufficiently large that the distributions will be treated as nontaxable returns of capital. Their bases in the Residual Certificates will initially equal the amount paid for the Residual Certificates and will be increased by the Residual Certificateholders’ allocable shares of taxable income of the REMIC. However, these bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the REMIC taxable income is allocated to the Residual Certificateholders. To the extent the Residual Certificateholders’ initial bases are less than the distributions to the Residual Certificateholders, and increases in initial bases either occur after the distributions or, together with their initial bases, are less than the amount of the distributions, gain will be recognized by the Residual Certificateholders on these distributions and will be treated as gain from the sale of their Residual Certificates.

Sale or Exchange of Residual Certificates. If a Residual Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the Residual Certificate (except that the recognition of loss may be limited under the “wash sale” rules). A holder’s adjusted basis in a Residual Certificate generally equals the cost of the Residual Certificate to the Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the Residual Certificateholder with respect to the Residual Certificate, and decreased (but not below zero) by the net losses that have been allowed as deductions to the Residual Certificateholder with respect to the Residual Certificate and by the distributions received thereon by the Residual Certificateholder. In general, the gain or loss will be capital gain or loss provided the Residual Certificate is held as a capital asset. However, Residual Certificates will be “evidences of indebtedness” within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a Residual Certificate by a bank or thrift institution to which that section applies would be ordinary income or loss.

Except as provided in Treasury regulations yet to be issued, if the seller of a Residual Certificate reacquires the Residual Certificate, or acquires any other Residual Certificate, any residual interest in another REMIC or similar interest in a “taxable mortgage pool” (as defined in Code Section 7701(i)) during the period beginning six months before, and ending six months after, the date of the sale, the sale will be subject to the “wash sale” rules of Code Section 1091. In that event, any loss realized by the Residual Certificateholder on the sale will not be deductible, but, instead, will increase the Residual Certificateholder’s adjusted basis in the newly acquired asset.

Purchasers of a Residual Certificate are encouraged to consider carefully the tax consequences of an investment in Residual Certificates discussed in the prospectus and consult their own tax advisors with respect to those consequences. See “Material Federal Income Tax Consequences — REMIC Securities — b. Residual Certificates.” Specifically, prospective holders of Residual Certificates should consult their tax advisors regarding whether, at the time of acquisition, a Residual Certificate will be treated as a “noneconomic” residual interest, as a “tax avoidance potential” residual interest or as both. Among other things, holders of noneconomic Residual Certificates should be aware of REMIC regulations that may affect their ability to transfer their Residual Certificates. See “Material Federal Income Tax Consequences — Tax-Related Restrictions on Transfer of Residual Certificates — Noneconomic Residual Certificates,” “— b. Residual Certificates — Mark to Market Rules,” “— Excess Inclusions” and “— Tax Related Restrictions on Transfers of Residual Certificates — Foreign Investors.”

Additionally, for information regarding Prohibited Transactions and Treatment of Realized Losses, see “Material Federal Income Tax Consequences — Prohibited Transactions and Other Taxes” and “— REMIC Securities — a. Regular Securities — Treatment of Realized Losses” in the prospectus.

c.	Prohibited Transactions and Other Taxes

The Code imposes a tax on REMICs equal to 100 percent of the net income derived from “prohibited transactions” (the “Prohibited Transactions Tax”) and prohibits deducting any loss with respect to prohibited transactions. In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the securities. It is not anticipated that the issuing entity for any series of securities will engage in any prohibited transactions in which it would recognize a material amount of net income.

In addition, certain contributions to an issuing entity as to which an election has been made to treat the issuing entity as a REMIC made after the day on which the issuing entity issues all of its interest could result in the imposition of a tax on the issuing entity equal to 100% of the value of the contributed property (the “Contributions Tax”). No issuing entity for any series of securities will accept contributions that would subject it to a Contributions Tax.

In addition, an issuing entity as to which an election has been made to treat the issuing entity as a REMIC may also be subject to federal income tax at the highest corporate rate on “net income from foreclosure property,” determined by reference to the rules applicable to real estate investment trusts. “Net income from foreclosure property” generally means income from foreclosure property other than qualifying income for a real estate investment trust.

Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of securities results from a breach of the related servicer’s, trustee’s or seller’s obligations under the related pooling and servicing agreement, sale and servicing agreement or servicing agreement, as applicable, for the series, the tax will be borne by the servicer, trustee or seller, as the case may be, out of its own funds or the seller’s obligation to repurchase a mortgage loan, the tax will be borne by the seller. If the servicer, trustee or seller, as the case may be, fails to pay or is not required to pay the tax as provided above, the tax will be payable out of the issuing entity for the series and will result in a reduction in amounts available to be distributed to the securityholders of the series.

d.	Administrative Matters

Solely for the purpose of the administrative provisions of the Code, the REMIC generally will be treated as a partnership and the Residual Certificateholders will be treated as the partners if there is more than one holder of the Residual Certificates. Certain information will be furnished quarterly to each Residual Certificateholder who held a Residual Certificate on any day in the previous calendar quarter.

Each Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC’s return, unless the Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. Any person that holds a Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of the person and other information.

e.	Tax-Exempt Investors

Any Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its “unrelated business taxable income” within the meaning of Code Section 512 will be subject to the tax on that portion of the distributions received on a Residual Certificate that is considered an excess inclusion. See “—Residual Certificates—Excess Inclusions.”

f.	Tax-Related Restrictions on Transfers of Residual Certificates

Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by “disqualified organizations.” Further, a tax is imposed on the transfer of a residual interest in a REMIC to a “disqualified organization.” The amount of the tax equals the product of an amount (as determined under the REMIC Regulations) equal to the present value of the total anticipated “excess inclusions” with respect to the interest for periods after the transfer and the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent (including a broker or other middleman) for a disqualified organization, in which event the tax is imposed on the agent. A “disqualified organization” means the United States, any State, possession or political subdivision of the United States, any foreign government, any international organization or any agency or instrumentality of any of the foregoing entities (provided that the term does not include an instrumentality if all its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by a governmental agency), any organization (other than certain farmers cooperatives) generally exempt from federal income taxes unless the organization is subject to the tax on “unrelated business taxable income” and a rural electric or telephone cooperative.

A tax is imposed on a “pass-through entity” holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in the entity. The amount of the tax is equal to the product of the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and the highest marginal federal income tax rate applicable to corporations. The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in the entity, will be relieved of liability for the tax if the record holder furnishes to the entity an affidavit that the record holder is not a disqualified organization and, for the applicable period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a “pass-through entity” means a regulated investment company, real estate investment trust, or common issuing entity; a partnership, trust, or estate; and certain cooperatives. Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to the interest, be treated as a pass-through entity. Large partnerships (generally with 250 or more partners) will be taxable on excess inclusion income as if all partners were disqualified organizations.

To comply with these rules, the pooling and servicing agreement will provide that no record or beneficial ownership interest in a Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the servicer. The servicer will grant consent to a proposed transfer only if it receives an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the Residual Certificate as a nominee or agent for a disqualified organization and a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificate.

Noneconomic Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic Residual Certificate to a “U.S. Person,” unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. In general, the definition of a U.S. Person is the same as provided under “Tax Status as a Grantor Trust—Non-U.S. Persons,” except that entities or individuals that would otherwise be treated as Non-U.S. Persons, may be considered U.S. Persons for this purpose if their income from the residual is subject to tax under Code Section 871(b) or Code Section 882 (income effectively connected with a U.S. trade or business). A Noneconomic Residual Certificate is any Residual Certificate (including a Residual Certificate with a positive value at issuance) unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC’s organizational documents, the present value of the expected future distributions on the Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

Any transfer of the Residual Certificate will be disregarded for federal tax purposes if a significant purpose of the transfer was to enable the seller to impede the assessment or collection of tax. As set forth in Treasury Regulations, a significant purpose to impede the assessment or collection of tax exists if the seller, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. Notwithstanding the above, a transfer will be respected if (a) the transferor has performed reasonable investigations of the transferee and has no knowledge or no reason to know that a transferee intended to impede the assessment or collection of taxes, (b) the transfer is not made to a foreign permanent establishment or fixed base of a U.S. taxpayer (an “offshore location”), (c) the transferee represents that it will not cause income from the Residual Certificate to be attributable to an offshore location and (d) one of the two tests set forth in Treasury regulations issued on July 19, 2002 is satisfied.

Under the first alternative test, a transfer by the holder of the Residual Certificate will, assuming all other requirements of the safe harbor are met, qualify for the safe harbor if the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of the present value of: (a) any consideration given to the purchaser to acquire the interest; (b) the expected future distributions on the interest; and (c) the anticipated tax savings associated with holding the interest as the REMIC generates losses. For purposes of this test, the transferee generally must use the highest corporate tax rate and the discount rate must be equal to the Federal short-term rate prescribed by section 1274(d) for the month of the transfer. Under the second alternative test, a transfer by the holder of the Residual Certificate will, assuming all other requirements of the safe harbor are met, qualify for the safe harbor if: (a) the price paid by the transferee for the Residual Certificate would not cause a reasonable person to believe the transferee does not intend to pay the taxes associated with such certificate, (b) the transferee is an “eligible corporation” and (c) for the two fiscal years preceding the transfer, the transferee’s gross assets for financial reporting purposes exceeded $100 million and its net assets for financial reporting purposes exceeded $10 million (excluding certain related party transactions).

The Treasury Department has issued final regulations, effective May 11, 2004, that address the federal income tax treatment of “inducement fees” received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss allocable to the holder. The final regulations provide two safe harbor methods that permit transferees to include inducement fees in income either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the

REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a Residual Certificate sells or otherwise disposes of the Residual Certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States. In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the Residual Certificates should consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

Tax Status as a Grantor Trust

If a REMIC election is not made, the issuing entity will not be classified as an association taxable as a corporation and, unless a partnership election is made, the issuing entity will be classified as a grantor trust under subpart E, Part I of subchapter J of chapter 1 of subtitle A of the Code. In this case, owners of securities will be treated for federal income tax purposes as owners of a portion of the issuing entity’s assets as described below. Tax counsel will issue an opinion confirming the above-stated conclusions for each issuing entity for which no REMIC or partnership election is made.

a.	Single Class of Securities

Characterization. The issuing entity may be created with one class of securities. In this case, each securityholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the issuing entity represented by the securities and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans in the issuing entity. Any amounts received by a securityholder in lieu of amounts due with respect to any mortgage loans because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

Each securityholder will be required to report on its federal income tax return in accordance with its method of accounting its pro rata share of the entire income from the mortgage loans held by the issuing entity, including interest, original issue discount (“OID”), if any, prepayment charges, assumption fees, any gain recognized upon an assumption and late payment charges received by the servicer. Under Code Sections 162 or 212 each securityholder will be entitled to deduct its pro rata share of servicing fees, prepayment charges, assumption fees, any loss recognized upon an assumption and late payment charges retained by the servicer, provided that the amounts are reasonable compensation for services rendered to the issuing entity. Securityholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent expenses of the issuing entity plus their other miscellaneous itemized deductions (as defined in the Code) exceed two percent of their adjusted gross income and to the extent permitted under Section 68 of the Code. Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income. A securityholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the servicer. A securityholder using an accrual method of accounting must take into account its pro rata share of income as it accrues, or when received if the income is received before it accrues, and must take into account its pro rata share of deductions as they accrue. If the servicing fees paid to the servicer are deemed to exceed reasonable servicing compensation, the amount of any excess could be considered as an ownership interest retained by the servicer (or any person to whom the servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the mortgage loans. The mortgage loans would then be subject to the “coupon stripping” rules of the Code discussed below.

Generally, as to each series of securities:

•
a certificate owned by a “domestic building and loan association” within the meaning of Code Section 7701(a)(19) representing principal and interest payments on mortgage loans will be considered to represent “loans ... secured by an interest in real property which is ... residential property” within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans represented by that certificate are of a type described in that Code section;

•
a certificate owned by a real estate investment trust representing an interest in mortgage loans will be considered to represent “real estate assets” within the meaning of Code Section 856(c)(4)(A), and interest income on the mortgage loans will be considered “interest on obligations secured by mortgages on real property” within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage loans represented by that certificate are of a type described in that Code section; and

•	a certificate owned by a REMIC will represent an “obligation ... which is principally secured, directly or indirectly, by an interest in real property” within the meaning of Code Section 860G(a)(3).

Buydown Loans. Certain issuing entities may hold buydown loans. These loans can be secured not only by a mortgage on real property but also by a pledged account that is drawn upon to subsidize the mortgagor’s monthly mortgage payments for a limited period of time. So long as the loan value of the real property at least equals the amount of the loan, then for purposes of the above-described requirements, the mortgage loan will be treated as fully secured by real property. If the loan value of the real property is less than the amount of the loan, then, a securityholder could be required to treat the loan as one secured by an interest in real property only to the extent of the loan value of the real property. The related prospectus supplement for any series of securities that includes buydown loans will specify whether apportionment would be required.

Premium. The price paid for a security by a holder will be allocated to the holder’s undivided interest in each mortgage loan based on each mortgage loan’s relative fair market value, so that the holder’s undivided interest in each mortgage loan will have its own tax basis. A securityholder that acquires an interest in mortgage loans at a premium generally may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans were originated after September 27, 1985. Amortizable bond premium will be treated as an offset to interest income on the security. The basis for the security will be reduced to the extent that amortizable premium is applied to offset interest payments. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the mortgage loan and be allowed as a deduction as these payments are made, or, for a certificateholder using the accrual method of accounting, when the payments of stated redemption price are due.

It is unclear whether a Prepayment Assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If a reasonable prepayment assumption is used to amortize premium, it appears that any loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

Regulations dealing with amortizable bond premium (the “Amortizable Bond Premium Regulations”) do not apply to prepayable debt instruments subject to Code Section 1272(a)(6). Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of the securities are encouraged to consult their tax advisors regarding the possible application of the Amortizable Bond Premium Regulations.

Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the special rules of the Code relating to “original issue discount” (currently Code Sections 1271 through 1273 and 1275) will be applicable to a securityholder’s interest in those mortgage loans meeting the conditions necessary for these sections to apply. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See “—Multiple Classes of Securities—Securities Representing Interests in Loans Other Than ARM Loans.”

Market Discount. A securityholder that acquires an undivided interest in mortgage loans may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in a mortgage loan is considered to have been purchased at a market discount. The amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan allocable to the holder’s undivided interest in the mortgage loans over the holder’s tax basis in the undivided interest. Market discount with respect to a security will be considered to be zero if the amount allocable to the security is less than 0.25% of the security’s stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors are encouraged to consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

The Code provides that any principal payment or any gain on disposition of a market discount bond shall generally be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Although the Treasury Department has not yet issued regulations, rules described in the relevant legislative history describes how market discount should be accrued on instruments bearing market discount. According to the legislative history, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a security is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of the total remaining market discount and a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period. For securities issued without OID, the amount of market discount that accrues during a period is equal to the product of the total remaining market discount and a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of these methods in the case of instruments that provide for payments that may be accelerated due to prepayments of other obligations securing the instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply.

A holder who acquired a security at a market discount also may be required to defer, until the maturity date of the security or its earlier disposition in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the security in excess of the aggregate amount of interest (including OID) includible in the holder’s gross income for the taxable year with respect to the security. The amount of the net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the security for the days during the taxable year on which the holder held the security and, in general, would be deductible when the market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the security matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. This deferral rule does not apply if the securityholder elects to include the market discount in income currently as it accrues on all market discount obligations acquired by the securityholder in that taxable year or thereafter.

Election to Treat All Interest As OID. The OID Regulations permit a securityholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If an election to treat all interest as OID were to be made with respect to a security with market discount, the securityholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the securityholder acquires during the year of the election or thereafter. Similarly, a securityholder that makes this election for a security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the securityholder owns or acquires. See “—Single Class of Securities—Premium.” The election to accrue interest, discount and premium on a constant yield method with respect to a security cannot be revoked without the consent of the IRS.

b.	Multiple Classes of Securities

1. Stripped Bonds and Stripped Coupons

Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of “stripped bonds” with respect to principal payments and “stripped coupons” with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that the stripped interest is created. If an issuing entity is created with two classes of securities, one class of securities may represent the right to principal and interest, or principal only, on all or a portion of the mortgage loans (the “Stripped Bond Securities”), while the second class of securities may represent the right to some or all of the interest on the same mortgage loans (the “Stripped Coupon Securities”).

Servicing fees in excess of reasonable servicing fees (“excess servicing”) will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the mortgage loan principal balance) or the securities are initially sold with a de minimis discount (which amount may be calculated without a prepayment assumption), any non-de minimis discount arising from a subsequent transfer of the securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a mortgage loan by mortgage loan basis, which could result in some mortgage loans being treated as having more than 100 basis points of interest stripped off.

Although current authority is not entirely clear, a Stripped Bond Security should be treated as an interest in mortgage loans issued on the day the security is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan is larger than a de minimis amount (as calculated for purposes of the OID rules) a purchaser of the security will be required to accrue the discount under the OID rules of the Code. See “—Securities Representing Interests in Loans other than ARM Loans.” However, a purchaser of a Stripped Bond Security will be required to account for any discount on the mortgage loans as market discount rather than OID if either the amount of OID with respect to the mortgage loan is treated as zero under the OID de minimis rule when the security was stripped or no more than 100 basis points (including any amount of servicing fees in excess of reasonable servicing fees) is stripped off of the issuing entity’s mortgage loans.

The precise tax treatment of Stripped Coupon Securities is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan. However, it appears that all payments from a mortgage loan underlying a Stripped Coupon Security should be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan would be included in the mortgage loan’s stated redemption price at maturity for purposes of calculating income on the Stripped Coupon Security under the OID rules of the Code.

Based on current authority under what circumstances, if any, the prepayment of mortgage loans will give rise to a loss to the holder of a Stripped Bond Security purchased at a premium or a Stripped Coupon Security is unclear. If the security is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to the security, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate faster than the assumed prepayment rate. However, if a security is treated as an interest in discrete mortgage loans, or if no prepayment assumption is used, then when a mortgage loan is prepaid, any security so treated should be able to recognize a loss equal to the portion of the unrecovered premium of the security that is allocable to the mortgage loan.

Holders of Stripped Bond Securities and Stripped Coupon Securities are encouraged to consult with their own tax advisors regarding the proper treatment of these securities for federal income tax purposes.

Possible Application of Contingent Payment Rules. The coupon stripping rules’ general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Stripped Coupon Securities would cease if the mortgage loans were prepaid in full, the Stripped Coupon Securities could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments. Regulations were promulgated in 1996, regarding contingent payment debt instruments, the “Contingent Payment Regulations,” but it appears that Stripped Coupon Securities, to the extent subject to Section 1272(a)(6) of the Code as described above, or due to their similarity to other mortgage-backed securities, such as Regular Securities and debt instruments subject to Section 1272(a)(6) of the Code, that are expressly excepted from the application of the Contingent Payment Regulations, are or may be excepted from these regulations. Like the OID Regulations, the Contingent Payment Regulations do not specifically address securities, like the Stripped Coupon Securities, that are subject to the stripped bond rules of Section 1286 of the Code.

If the contingent payment rules under the Contingent Payment Regulations were to apply, the holder of a Stripped Coupon Security would be required to apply the noncontingent bond method. Under the noncontingent bond method, the issuer of a Stripped Coupon Security determines a projected payment schedule on which interest will accrue. Holders of Stripped Coupon Securities are bound by the issuer’s projected payment schedule. The projected payment schedule consists of all noncontingent payments and a projected amount for each contingent payment based on the projected yield of the Stripped Coupon Security.

The projected amount of each payment is determined so that the projected payment schedule reflects the projected yield. The projected amount of each payment must reasonably reflect the relative expected values of the payments to be received by the holder of a Stripped Coupon Security. The projected yield referred to above is a reasonable rate, not less than the applicable Federal rate, that as of the issue date reflects general market conditions, the credit quality of the issuer, and the terms and conditions of the mortgage loans. The holder of a Stripped Coupon Security would be required to include as interest income in each month the adjusted issue price of the Stripped Coupon Security at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, the income any variation between the payment actually received in that month and the payment originally projected to be made in that month.

Assuming that a Prepayment Assumption were used, if the Contingent Payment Regulations or their principles were applied to Stripped Coupon Securities, the amount of income reported with respect thereto would be substantially similar to that described under “—Stripped Bonds and Stripped Coupons.” Certificateholders are encouraged to consult their tax advisors concerning the possible application of the contingent payment rules to the Stripped Coupon Securities.

2. Securities Representing Interests in Loans Other Than ARM Loans

The original issue discount rules of Code Sections 1271 through 1275 will generally be applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of “teaser” rates (i.e., the initial rates on the mortgage loans are lower than subsequent rates on the mortgage loans) on the mortgage loans.

OID on each security must be included in the owner’s ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to the income. The amount of OID required to be included in an owner’s income in any taxable year with respect to a security representing an interest in mortgage loans other than mortgage loans with interest rates that adjust periodically (“ARM Loans”) likely will be computed as described under “—Accrual of Original Issue Discount.” The following discussion is based in part on Treasury regulations issued under Code Sections 1271 through 1273 and 1275 (the “OID Regulations”) and in part on the provisions of the Tax Reform Act of 1986 (the “1986 Act”). The OID Regulations generally are effective for debt instruments issued on or after April 4, 1994, but may be relied upon as authority with respect to debt instruments issued after December 21,

1992. In applying these dates, the issued date of the mortgage loans should be used, or, in the case of Stripped Bond Securities or Stripped Coupon Securities, the date the securities are acquired. The holder of a security should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities.

Under the Code, the mortgage loans underlying the securities will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of the mortgage loan’s stated redemption price at maturity over its issue price. The issue price of a mortgage loan is generally the amount lent to the mortgagee, which may be adjusted to take into account certain loan origination fees. The stated redemption price at maturity of a mortgage loan is the sum of all payments to be made on the mortgage loan other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described under “—Accrual of Original Issue Discount,” will, unless otherwise specified in the related prospectus supplement, use the Prepayment Assumption and will take into account events that occur during the calculation period. The legislative history of the 1986 Act (the “Legislative History”) provides, however, that the regulations will require that the Prepayment Assumption be the prepayment assumption that is used in determining the offering price of the security. No representation is made that any security will prepay at the Prepayment Assumption or at any other rate. However, no other legal authority provides guidance with regard to the proper method for accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the servicer intends to calculate and report OID under the method described in “—Accrual of Original Issue Discount.”

Accrual of Original Issue Discount. Generally, the owner of a security must include in gross income the sum of the “daily portions,” as defined below, of the OID on any security for each day on which it owns the security, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period (or shorter period from the date of original issue) that ends on the day in the calendar year corresponding to each of the distribution dates on the securities (or the day before each date). This will be done, in the case of each full month accrual period, by adding the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment Assumption) of all remaining payments to be received under the Prepayment Assumption on the respective component and any payments received during the same accrual period, and subtracting from that total the “adjusted issue price” of the respective component at the beginning of the same accrual period. The adjusted issue price of a security at the beginning of the first accrual period is its issue price; the adjusted issue price of a security at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment made at the end of or during that accrual period. The OID accruing during the accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under any reasonable method.

Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if mortgage loans acquired by a securityholder are purchased at a price equal to the then unpaid principal amount of those mortgage loans, no original issue discount attributable to the difference between the issue price and the original principal amount of those mortgage loans (e.g., due to points) will be includible by the holder. Other original issue discount on the mortgage loans (e.g., that arising from a “teaser” rate) would still need to be accrued.

3. Securities Representing Interests in ARM Loans

The OID Regulations do not address the treatment of instruments, such as the securities, which represent interests in ARM Loans. Additionally, the IRS has not issued guidance under the Code’s coupon stripping rules with respect to instruments that represent interests in ARM Loans. In the absence of any authority, the trustee will report OID on securities attributable to ARM Loans (“Stripped ARM Obligations”) to holders in a manner it believes is consistent with the rules described under the heading “—Securities Representing Interests in Loans Other Than

ARM Loans” and with the OID Regulations. As such, for purposes of projecting the remaining payments and the projected yield, the assumed rate payable on the ARM Loans will be the fixed rate equivalent on the issue date. Application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to the income. Further, the addition of interest deferred due to negative amortization (“Deferred Interest”) to the principal balance of an ARM Loan may require the inclusion of the interest deferred due to negative amortization in the income of the securityholder when it accrues. Furthermore, the addition of Deferred Interest to the security’s principal balance will result in additional income (including possibly OID income) to the securityholder over the remaining life of the securities.

Because the treatment of Stripped ARM Obligations is uncertain, investors are encouraged to consult their tax advisors regarding how income will be includible with respect to the securities.

c.	Sale or Exchange of a Security

Sale or exchange of a security before its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner’s adjusted basis in the security. The adjusted basis of a security generally will equal the seller’s purchase price for the security, increased by the OID included in the seller’s gross income with respect to the security, and reduced by principal payments on the security previously received by the seller. The gain or loss will be capital gain or loss to an owner for which a security is a “capital asset” within the meaning of Code Section 1221, and will be long-term or short-term depending on whether the security has been owned for the long-term capital gain holding period (currently more than one year).

The securities will be “evidences of indebtedness” within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a security by a bank or a thrift institution to which that section applies will be ordinary income or loss.

Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a conversion transaction within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer’s return is attributable to the time value of the taxpayer’s net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer’s net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer’s net investment income.

d.	Non-U.S. Persons

Generally, to the extent that a security evidences ownership in underlying mortgage loans that were issued on or before July 18, 1984, interest or OID paid by a Withholding Agent to an owner that is not a U.S. Person or a securityholder holding on behalf of an owner that is not a U.S. Person will be subject to federal income tax, collected by withholding, at a rate of 30% or any lower rate provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of a security also will be subject to federal income tax at the same rate. Generally, interest or OID paid by a Withholding Agent to an owner that is not a U.S. Person or a securityholder holding on behalf of an owner that is not a U.S. Person would not be subject to withholding to the extent that a security evidences ownership in mortgage loans issued after July 18, 1984, by natural persons if the securityholder complies with certain identification requirements (including delivery of a statement, signed by the securityholder under penalties of perjury, certifying that the securityholder is not a U.S. Person and providing the name and address of the securityholder). Additional restrictions apply to mortgage loans where the mortgagor is not a natural person in order to qualify for the exemption from withholding. Any foreclosure property owned by the issuing entity could be treated as a U.S. real property interest owned by securityholders.

As used in this prospectus, a “U.S. Person” means

•	a citizen or resident of the United States,

•
a corporation or a partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) organized in or created under the laws of the United States or any State thereof or the District of Columbia (unless in the case of a partnership Treasury Regulations provide otherwise),

•
an estate, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or

•
a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

In addition, U.S. Persons would include certain trusts that can elect to be treated as U.S. Persons. A “Non-U.S. Person” is a person other than a U.S. Person.

A “Withholding Agent” is the last United States payor (or a non-U.S. payor who is a qualified intermediary, U.S. branch of a foreign person, or withholding foreign partnership) in the chain of payment prior to payment to a Non-U.S. Person (which itself is not a Withholding Agent). Generally, the statement required to be delivered by a Non-U.S. Person is made on an IRS Form W-8BEN (“W-8BEN”), which is effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the Withholding Agent reports at least annually to the beneficial owner on IRS Form 1042-S. The beneficial owner must inform the Withholding Agent within 30 days of such change and furnish a new W-8BEN. A Non-U.S. Person who is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the securities on its own behalf may have substantially increased reporting requirements. In particular, in the case of securities held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

A foreign Security holder whose income with respect to its investment in a Security is effectively connected with the conduct of a U.S. trade or business would generally be taxed as if the holder was a U.S. person provided the holder provides to the Withholding Agent an IRS Form W-8ECI.

Certain securities clearing organizations, and other entities who are not beneficial owners, may be able to provide a signed statement to the Withholding Agent. However, in such case, the signed statement may require a copy of the beneficial owner’s W-8BEN (or the substitute form).

Generally, a Non-U.S. Person will not be subject to federal income taxes on any amount which constitutes capital gain upon retirement or disposition of a Security, unless such Non-U.S. Person is an individual who is present in the United States for 183 days or more in the taxable year of the disposition and such gain is derived from sources within the United States. Certain other exceptions may be applicable, and a Non-U.S. Person should consult its tax advisor in this regard.

The securities will not be includible in the estate of a Non-U.S. Person unless the individual is a direct or indirect 10% or greater shareholder of the borrower of an underlying mortgage loan or, at the time of such individual’s death, payments in respect of the securities would have been effectively connected with the conduct by such individual of a trade or business in the United States.

Prospective investors are strongly urged to consult their own tax advisors with respect to the Treasury Regulations under Code Sections 1441 and 1442.

e.	Backup Withholding

Backup withholding of United States federal income tax may apply to payments made in respect of the securities to registered owners who are not “exempt recipients” and who fail to provide certain identifying information (such as the registered owner’s taxpayer identification number) in the required manner. Generally, individuals are not exempt recipients, whereas corporations and certain other entities generally are exempt recipients. Payments made in respect of the securities to a U.S. Holder must be reported to the IRS, unless the U.S. Holder is an exempt recipient or establishes an exemption. Compliance with the identification procedures described in the preceding section would establish an exemption from backup withholding for those non-U.S. Persons who are not exempt recipients.

In addition, upon the sale of a security to (or through) a broker, the broker must report the sale and withhold on the entire purchase price, unless either (a) the broker determines that the seller is a corporation or other exempt recipient or (b) the seller certifies that such seller is a non-U.S. Person (and certain other conditions are met).

Certification of the registered owner’s non-U.S. status would be made normally on an IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence.

Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner’s United States federal income tax provided the required information is furnished to the IRS.

Prospective investors are strongly urged to consult their own tax advisors with respect to the Treasury Regulations under Code Sections 1441 and 1442..

Final Trust Reporting Regulations

On January 23, 2006, the IRS issued final regulations effective January 1, 2007, affecting the information reporting obligations of trustees of “widely-held mortgage trusts” (that is, any grantor trust in which any interests are held by “middlemen”, and whose assets are mortgages or regular interests in a REMIC, amounts received thereon and reasonably required reserve funds) and of “middlemen” (a term that includes, among other things, a custodian of a person’s account, a nominee and a broker holding an interest for a customer in a street name).

Under the final regulations, the trustee will be required to report to the IRS with respect to each beneficial owner of a grantor trust interest who is not an “exempt recipient” (a term that includes corporations, trusts, securities dealers, middlemen and certain other non-individuals) and does not hold such securities through a middleman, the gross income of the trust and, if any trust assets were disposed of, the portion of the gross proceeds relating to the trust assets that are allocable to such beneficial owner. The same requirements would be imposed on middlemen holding on behalf of beneficial owners of grantor trust interests.

The final regulations will also require that the trustee make available information regarding interest income and information necessary to compute any original issue discount to (i) exempt recipients (including middlemen) and non-calendar year taxpayers, upon request, in accordance with the requirements of the final regulations and (ii) beneficial owners of grantor trust interests who do not hold such certificates through a middleman. The information must be provided to parties specified in part (i) by the later of thirty days after the end of the first quarter for which the information was requested or two weeks after the receipt of the request. The information must be provided to parties specified in part (ii) at a time no later than March 15 of the following tax year.

Tax Characterization of the Issuing Entity as a Partnership

Tax counsel will deliver its opinion that an issuing entity that is intended to be treated as a partnership will not be a corporation or publicly traded partnership taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel’s conclusions that the nature of the income of the issuing entity will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the securities has been structured as a private placement under an IRS safe harbor, so that the issuing entity will not be characterized as a publicly traded partnership taxable as a corporation.

If the issuing entity were taxable as a corporation for federal income tax purposes, the issuing entity would be subject to corporate income tax on its taxable income. The issuing entity’s taxable income would include all its income, possibly reduced by its interest expense on the notes. That corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and certificateholders could be liable for that tax that is unpaid by the issuing entity.

Tax Consequences to Holders of the Notes

Treatment of the Notes as Indebtedness. The issuing entity will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Unless otherwise specified in the related prospectus supplement, in the opinion of tax counsel, the notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.

Status as Real Property Loans. Notes held by a domestic building and loan association will not constitute “loans . . . secured by an interest in real property” within the meaning of Code Section 7701(a)(19)(C)(v). Notes held by a real estate investment trust will not constitute real estate assets within the meaning of Code Section 856(c)(5)(B). Interest on notes will not be considered “interest on obligations secured by mortgages on real property” within the meaning of Code Section 856(c)(3)(B).

OID, Indexed Securities, etc. The discussion below assumes that all payments on the notes are denominated in U.S. dollars, and that the notes are not indexed securities or Stripped Bond Securities or Stripped Coupon Securities. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for “qualified stated interest” under the OID regulations, and that any OID on the notes (that is, any excess of the principal amount of the notes over their issue price) does not exceed a de minimis amount (that is, 0.25% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of notes, additional tax considerations with respect to the notes will be disclosed in the applicable prospectus supplement.

Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with the noteholder’s method of tax accounting. Under the OID regulations, a holder of a note issued with a de minimis amount of OID must include the OID in income, on a pro rata basis, as principal payments are made on the note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

A holder of a note that has a fixed maturity date of not more than one year from the issue date of the note (a “Short-Term Note”) may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

The tax consequences of the sale or other disposition of the notes are set forth in the section identified as “Material Federal Income Tax Consequences—Taxation of Debt Securities—Sale, Exchange or Redemption.”

Non-U.S. Persons. A non-U.S. Person who is an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the notes on its own behalf other than in connection with a United States trade or business carried on by such non-U.S. Person will not be subject to United States federal income taxes on payments of principal, premium, interest or original issue discount on the notes, unless such non-U.S. Person holds, directly or indirectly, 10% or more of the capital or profits interest of the issuing entity or unless such non-U.S. Person is a controlled foreign corporation related to the issuing entity in a particular transaction or a bank receiving interest described in section 881(c)(3)(A) of the Code. To qualify for the exemption from taxation, the non-U.S. Person must follow the certification requirements set forth in the section identified as “Material Federal Income Tax Consequences—Status as a Grantor Trust—d. Non-U.S. Persons.” If the holder does not qualify for exemption, distributions of interest, including distributions of accrued OID, to the holder may be subject to a tax rate of 30%, subject to reduction under any applicable treaty.

Backup Withholding. Backup withholding of United States federal income tax may apply to payments made in respect of the notes to registered owners who are not “exempt recipients” and who fail to provide certain identifying information (such as the registered owner’s taxpayer identification number) in the required manner. To qualify for the exemption from taxation, the non-U.S. Person must follow the certification requirements set forth in the section identified as “Material Federal Income Tax Consequences—Status as a Grantor Trust—d. Non-U.S. Persons.”

In addition, upon the sale of a note to (or through) a broker, the broker must report the sale and withhold on the entire purchase price, unless either (a) the broker determines that the seller is a corporation or other exempt recipient or (b) the seller certifies that such seller is a non-U.S. Person (and certain other conditions are met).

Certification of the registered owner’s non-U.S. status would be made normally on an IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence.

Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner’s United States federal income tax provided the required information is furnished to the IRS.

Prospective investors are strongly urged to consult their own tax advisors with respect to the Treasury Regulations under Code Sections 1441 and 1442.

Possible Alternative Treatments of the Notes. If, contrary to the opinion of tax counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the issuing entity. If so treated, the issuing entity might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity). Alternatively, and most likely in the view of special counsel to the depositor, the issuing entity might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the notes as equity interests in that publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be “unrelated business taxable income,” income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the issuing entity’s expenses.

Tax Consequences to Holders of the Certificates

Treatment of the Issuing Entity as a Partnership. The issuing entity and the servicer will agree, and the certificateholders will agree by their purchase of certificates, to treat the issuing entity as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the issuing entity, the partners of the partnership being the certificateholders, and the notes being debt of the partnership. However, the proper characterization of the arrangement involving the issuing entity, the certificates, the notes and the servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

A variety of alternative characterizations are possible. For example, because the certificates have certain features characteristic of debt, the certificates might be considered debt of the issuing entity. That characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership, described below. The following discussion assumes that the certificates represent equity interests in a partnership.

Characterization of Investments in Certificates. For federal income tax purposes,

(1) Certificates held by a thrift institution taxed as a domestic building and loan association will not constitute “loans . . . secured by an interest in real property” within the meaning of Code Section 7701(a)(19)(C)(v);

(2) Certificates held by a real estate investment trust will constitute real estate assets within the meaning of Code Section 856(c)(5)(B) and interest on certificates will be treated as “interest on obligations secured by mortgages on real property or on interests in real property” within the meaning of Code Section 856(c)(3)(B), based on the real estate investments trust’s proportionate interest in the assets of the issuing entity based on capital accounts; and
(3) Certificates held by a regulated investment company will not constitute government securities within the meaning of Code Section 851(b)(3)(A)(i).

Indexed Securities, etc. The following discussion assumes that all payments on the certificates are denominated in U.S. dollars, none of the certificates are indexed securities, Stripped Bond Securities or Stripped Coupon Securities, and that a series of securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to the certificates will be disclosed in the applicable prospectus supplement.

Partnership Taxation. As a partnership, the issuing entity will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account the holder’s distributive share of income, gains, losses, deductions and credits of the issuing entity. The issuing entity’s income will consist primarily of interest and finance charges earned on the mortgage loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of mortgage loans. The issuing entity’s deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of mortgage loans.

The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the certificateholders will be allocated taxable income of the issuing entity for each month equal to the sum of (i) the interest that accrues on the certificates in accordance with their terms for that month, including interest accruing at the Pass-Through Rate for the month and interest on amounts previously due on the certificates but not yet distributed; (ii) any issuing entity income attributable to discount on the mortgage loans that corresponds to any excess of the principal amount of the certificates over their initial issue price; (iii) prepayment premium, if any, payable to the certificateholders for the month; and (iv) any other amounts of income payable to the certificateholders for the month. That allocation will be reduced by any amortization by the issuing entity of premium on mortgage loans that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the issuing entity will be allocated to the depositor. Based on the economic arrangement of the parties, this approach for allocating issuing entity income should be permissible under applicable Treasury regulations, although we can give no assurance that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the issuing entity might not have sufficient cash to make current cash distributions of that amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on issuing entity income even if they have not received cash from the issuing entity to pay those taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the issuing entity.

Some or all of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) may constitute “unrelated business taxable income” generally taxable to that holder under the Code.

An individual taxpayer’s share of expenses of the issuing entity (including fees to the servicer but not interest expense) would be miscellaneous itemized deductions. Those deductions might be disallowed to the individual in whole or in part and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the issuing entity.

The issuing entity intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that those calculations be made separately for each mortgage loan, the issuing entity might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

Discount and Premium. It is believed that the mortgage loans were not issued with OID, and, therefore, the issuing entity should not have OID income. However, the purchase price paid by the issuing entity for the mortgage loans may be greater or less than the remaining principal balance of the mortgage loans at the time of purchase. If so, the mortgage loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the issuing entity will make this calculation on an aggregate basis, but might be required to recompute it on a loan by loan basis.)

If the issuing entity acquires the mortgage loans at a market discount or premium, the issuing entity will elect to include that discount in income currently as it accrues over the life of the mortgage loans or to offset that premium against interest income on the mortgage loans. As indicated above, a portion of the market discount income or premium deduction may be allocated to certificateholders.

Section 708 Termination. Pursuant to Code Section 708, a sale or exchange of 50% or more of the capital and profits in a partnership would cause a deemed contribution of assets of the partnership (the “old partnership”) to a new partnership (the “new partnership”) in exchange for interests in the new partnership. Those interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange. Accordingly, if the issuing entity were characterized as a partnership, then even if a sale of certificates terminated the partnership under Code Section 708, the holder’s basis in its certificates would remain the same.

Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller’s tax basis in the certificates sold. A certificateholder’s tax basis in a certificate will generally equal the holder’s cost increased by the holder’s share of issuing entity income (includible in income) and decreased by any distributions received with respect to that certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder’s share of the notes and other liabilities of the issuing entity. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in the certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of that aggregate tax basis to the certificates sold (rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate).

Any gain on the sale of a certificate attributable to the holder’s share of unrecognized accrued market discount on the mortgage loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The issuing entity does not expect to have any other assets that would give rise to those special reporting requirements. Thus, to avoid those special reporting requirements, the issuing entity will elect to include market discount in income as it accrues.

If a certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the certificates that exceeds the aggregate cash distributions with respect thereto, that excess will generally give rise to a capital loss upon the retirement of the certificates.

Allocations Among Transferors and Transferees. In general, the issuing entity’s taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of that month. As a result, a holder purchasing certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner’s interest), taxable income or losses of the issuing entity might be reallocated among the certificateholders. The issuing entity’s method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

Section 731 Distributions. In the case of any distribution to a certificateholder, no gain will be recognized to that certificateholder to the extent that the amount of any money distributed with respect to the certificate does not exceed the adjusted basis of the certificateholder’s interest in the partnership certificate. To the extent that the amount of money distributed exceeds the certificateholder’s adjusted basis, gain will be currently recognized. In the case of any distribution to a certificateholder, no loss will be recognized except upon a distribution in liquidation of a certificateholder’s interest. Any gain or loss recognized by a certificateholder will be capital gain or loss.

Section 754 Election. In the event that a certificateholder sells its certificates at a profit (loss), the purchasing certificateholder will have a higher (lower) basis in the certificates than the selling certificateholder had. The tax basis of the issuing entity’s assets will not be adjusted to reflect that higher (or lower) basis unless the issuing entity were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the issuing entity will not make that election. As a result, certificateholders might be allocated a greater or lesser amount of issuing entity income than would be appropriate based on their own purchase price for certificates.

Administrative Matters. The owner trustee is required to keep or have kept complete and accurate books of the issuing entity. Those books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the issuing entity will be the calendar year. The trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the issuing entity and will report each certificateholder’s allocable share of items of issuing entity income and expense to holders and the IRS on Schedule K-1. The issuing entity will provide the Schedule K-l information to nominees that fail to provide the issuing entity with the information statement described below and those nominees will be required to forward that information to the beneficial owners of the certificates. Generally, holders must file tax returns that are consistent with the information return filed by the issuing entity or be subject to penalties unless the holder notifies the IRS of all those inconsistencies.

Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the issuing entity with a statement containing certain information on the nominee, the beneficial owners and the certificates so held. That information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of the person, (y) whether the person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on certificates that were held, bought or sold on behalf of the person throughout the year. In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the issuing entity information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended is not required to furnish that information statement to the issuing entity. The information referred to above for any calendar year must be furnished to the issuing entity on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the issuing entity with the information described above may be subject to penalties.

The depositor will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the issuing entity by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders, and, under certain circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the issuing entity. An adjustment could also result in an audit of a certificateholder’s returns and adjustments of items not related to the income and losses of the issuing entity.

Tax Consequences to Foreign Certificateholders. It is not clear whether the issuing entity would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. Persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the issuing entity would be engaged in a trade or business in the United States for those purposes, the issuing entity will withhold as if it were so engaged in order to protect the issuing entity from possible adverse consequences of a failure to withhold. The issuing entity expects to withhold on the portion of its taxable income, as calculated for this purpose which may exceed the distributions to certificateholders, that is allocable to foreign certificateholders pursuant to Section 1446 of the Code, as if the income were effectively connected to a U.S. trade or business. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the issuing entity to change its withholding procedures. In determining a holder’s withholding status, the issuing entity may rely on IRS Form W-8BEN, IRS Form W-9 or the holder’s certification of nonforeign status signed under penalties of perjury. A holder who is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the certificates on its own behalf may have substantially increased reporting requirements. In particular, if the holder is a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the issuing entity’s income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the issuing entity taking the position that no taxes were due because the issuing entity was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a certificateholder who is a foreign person generally will be considered guaranteed payments to the extent the payments are determined without regard to the income of the issuing entity. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered “portfolio interest.” As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In that case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a “backup” withholding tax if, in general, the certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

Tax Return Disclosure and Investor List Requirements

Treasury regulations directed at potentially abusive tax shelter activity appear to apply to transactions not conventionally regarded as tax shelters. The regulations require taxpayers to report certain disclosures on IRS Form 8886 if they participate in a reportable transaction. Material advisors with respect to the transaction are required to maintain records including investor lists containing identifying information and to furnish those records to the IRS upon demand. A transaction may be a reportable transaction based upon any of several indicia common to financial transactions, one or more of which may be present with respect to an investment in securities offered under this prospectus and the related prospectus supplement. The Code imposes significant penalties for failure to comply with these disclosure requirements. Investors in securities are encouraged to consult their own tax advisers concerning any possible disclosure obligation with respect to their investment, and should be aware that the depositor and other participants in the transaction intend to comply with such disclosure and investor list maintenance requirements as they determine apply to them with respect to the transaction.

State Tax Considerations

In addition to the federal income tax consequences described in “Certain Federal Income Tax Considerations,” potential investors are encouraged to consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors are encouraged to consult their own tax advisors with respect to the various tax consequences of investments in the securities.

ERISA Considerations

Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts, Keogh plans and other plans covered by Section 4975 of the Code, and entities deemed to hold “plan assets” of any of the foregoing under the Plan Assets Regulation (as defined below) (each such entity a “Plan”) from engaging in certain transactions with persons that are “parties in interest” under ERISA or “disqualified persons” under the Code with respect to such Plan. A violation of these “prohibited transaction” rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons or the fiduciaries of the Plan. In addition, Title I of ERISA also requires fiduciaries of a Plan subject to ERISA to make investments that are prudent, diversified and in accordance with the governing plan documents.

Exemptions Available to Debt Instruments

Certain transactions involving the issuer might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Plan that purchased securities if assets of the issuer were deemed to be assets of the Plan. Under a regulation issued by the United State Department of Labor (the “Plan Assets Regulation”), the assets of the issuer would be treated as plan assets of a Plan for the purposes of ERISA and the Code only if the Plan acquired an “equity interest” in the issuer and none of the exceptions to plan asset treatment contained in the Plan Assets Regulation was applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, assuming the securities constitute debt for local law purposes, the issuer believes that, at the time of their issuance, the security should not be treated an equity interest in the issuer for purposes of the Plan Assets Regulation. This determination is based in part upon the traditional debt features of the securities, including the reasonable expectation of purchasers of securities that the securities will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the securities for ERISA purposes could change if the issuer incurred losses. This risk of recharacterization is enhanced for securities that are subordinated to other classes of securities.

However, without regard to whether the securities are treated as equity interests for purposes of the Plan Assets Regulation, the acquisition or holding of securities by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the issuer, the servicer, the trustee, or any of their respective affiliates is or becomes a party in interest or a disqualified person with respect to such Plan. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of securities by a Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire such securities. Included among these exemptions are: Prohibited Transaction Class Exemption (“PTCE”) 96-23, regarding transactions effected by “in-house asset managers”; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 90-1, regarding investments by insurance company pooled separate accounts; and PTCE 84-14, regarding transactions effected by “qualified professional asset managers.” By acquiring a security, each purchaser will be deemed to represent that either (i) it is not acquiring the securities with the assets of a Plan or (ii) the acquisition and holding of the securities will not give rise to a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or any substantially similar applicable law.

Governmental plans, as defined in the Code and ERISA, are not subject to Title I of ERISA, and are also not subject to the prohibited transaction provisions under Section 4975 of the Code. However, state laws or regulations governing the investment and management of the assets of such plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and the Code discussed above and may include other limitations on permissible investments. Accordingly, fiduciaries of governmental plans, in consultation with their advisors, should consider the requirements of their respective state pension codes with respect to investments in the securities, and the considerations discussed above, to the extent applicable.

The issuing entity, the servicer, the trustee and the underwriter of the securities of any series may be the sponsor of or investment advisor with respect to one or more plans. Because they may receive certain benefits in connection with the sale of the securities, the purchase of securities using plan assets over which any of them has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and the Code for which no exemption may be available. Accordingly, any plan for which the issuing entity, the servicer, the trustee or the underwriter of the notes, or any of their respective affiliates:

•	has investment or administrative discretion with respect to plan assets to be invested in the securities;

•
has authority or responsibility to give, or regularly gives, investment advice with respect to those plan assets, for a fee and pursuant to an agreement or understanding that the advice (i) will serve as a primary basis for investment decision with respect to those plan assets, and (ii) will be based on the particular investment needs for the plan; or

•	is an employer maintaining or contributing to the plan,

may not invest in the securities unless an appropriate administrative prohibited transaction exemption applies to the investment.

Underwriter Exemption

The United States Department of Labor (“DOL”) has granted to certain underwriters individual administrative exemptions (the “Underwriter Exemptions”) from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of securities, including certificates, in pass-through entities, including trusts, that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions, and with respect to transactions in connection with the servicing, management and operation of the entity.

While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions which generally apply to the Underwriter Exemptions are substantially the following:

•
the acquisition of the securities by a Plan is on terms (including the price for the securities) that are at least as favorable to the Plan as they would be in an arm’s length transaction with an unrelated party;

•
the rights and interests evidenced by the securities acquired by the Plan are not subordinated to the rights and interests evidenced by other securities of the issuer, unless the entity holds only certain types of assets, such as fully-secured mortgage loans on real property (a “Designated Transaction”);

•
the securities acquired by the Plan have received a rating at the time of acquisition that is one of the three highest generic rating categories (four, in a Designated Transaction) from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings (“Fitch”) or DBRS Limited or DBRS, Inc. (“DBRS”). However, the certificates must have been rated in one of the two highest generic rating categories by at least one of rating agency and may not be subordinated to any other security of the issuer if the loan-to value ratio of any single-family residential mortgage loan or home equity loan held in the trust exceeded 100% on the date of issuance of the certificate;

•	the trustee is not an affiliate of any other member of the Restricted Group, as defined below, other than an underwriter;

•
the sum of all payments made to and retained by the underwriters in connection with the distribution of the securities represents not more than reasonable compensation for underwriting the securities; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the issuer represents not more than the fair market value of the loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for its services under the agreement pursuant to which the loans are pooled and reimbursements of its reasonable expenses in connection therewith; and

•	the Plan investing in the securities is an “accredited investor” as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act.

The Underwriter Exemptions will not apply to any of the certificates if any mortgage loan or other asset held in the trust (other than a single family mortgage loan or home equity loan) has a loan-to-value ratio that exceeds 100% on the date of issuance of the certificates or if any single-family residential mortgage loan or home equity loan has a loan-to-value ratio that exceeds 125% on the date of issuance of the certificates. As noted above, when the trust contains single-family residential mortgage loans or home equity loans with a loan-to-value ratio that exceeds 100% (but does not exceed 125%) on the date of issuance, only certificates that are rated in one of the two highest rating categories by a rating agency and that are not subordinated are eligible for relief under the Underwriter Exemptions.

The issuer must also meet the following requirements:

•	the corpus of the issuer must consist solely of assets of the type that have been included in other investment pools;

•
securities in other investment pools must have been rated in one of the three highest rating categories (four, in a Designated Transaction) of S&P, Moody’s, Fitch or DBRS for at least one year before the Plan’s acquisition of securities; and

•	securities evidencing interests in the other investment pools must have been purchased by investors other than Plans for at least one year before any Plan’s acquisition of securities.

In addition, if the issuer is a legal entity of certain types, the legal document establishing the issuer must contain restrictions necessary to ensure that the assets of the issuer may not be reached by creditors of the seller in the event of its bankruptcy or insolvency.

Moreover, the Underwriter Exemptions generally provide relief from certain self-dealing and conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities of an issuer holding receivables as to which the fiduciary (or its affiliate) is an obligor provided that, among other requirements:

•
in the case of an acquisition in connection with the initial issuance of securities, at least fifty percent of each class of securities in which Plans have invested and at least fifty percent of the securities in the aggregate are acquired by persons independent of the Restricted Group;

•	the fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the investment pool;

•	the Plan’s investment in securities of any class does not exceed twenty-five percent of all of the securities of that class outstanding at the time of the acquisition; and

•
immediately after the acquisition, no more than twenty-five percent of the assets of any Plan with respect to which the person is a fiduciary is invested in securities representing an interest in one or more issuers containing assets sold or serviced by the same entity.

This relief is not available to Plans sponsored by the seller, any underwriter, the trustee, the servicer, any servicer, any insurer with respect to the trust, any obligor with respect to mortgage loans included in the issuing entity constituting more than five percent of the aggregate unamortized principal balance of the assets in the issuing entity, any counterparty to a permissible notional principal contract included in the trust, or any affiliate of those parties (the “Restricted Group”).

The Underwriter Exemptions extend exemptive relief to specified mortgage-backed and asset-backed securities transactions using pre-funded accounts for trusts issuing pass-through securities. Mortgage loans or other secured receivables supporting payments to securityholders, and having a value equal to no more than twenty-five percent of the total principal amount of the securities being offered by the trust, may be transferred to the trust within a 90-day or three-month period following the closing date, instead of being required to be either identified or transferred on or before the closing date. The relief is available when the pre-funding arrangements satisfy certain conditions, including, without limitation, (a) all additional loans must meet the same terms and conditions for determining eligibility as the initial loans; (b) the additional loans may not result in a lower credit rating; and (c) the characteristics of the additional loans must be substantially similar to those of the loans described in this prospectus and the applicable prospectus supplement, and the acquisition of the additional loans must be monitored by an independent accountant or a credit support provider or other insurance provider independent of the seller.

The Underwriter Exemptions extend exemptive relief to certain mortgage-backed and asset-backed securities transactions involving trusts that contain swaps, provided any swap satisfies certain requirements and the other requirements of the Underwriter Exemptions are met. Among other requirements, the counterparty to the swap must maintain ratings at certain levels from rating agencies, and the documentation for the swap must provide for certain remedies if the rating declines. The swap must be an interest rate swap denominated in U.S. dollars, may not be leveraged, and must satisfy several other criteria. Securities of any class affected by the swap may be sold to plan investors only if they are “qualified plan investors” that satisfy several requirements relating to their ability to understand the terms of the swap and the effects of the swap on the risks associated with an investment in the security.

The rating of a security may change. If a class of securities no longer has a required rating from at least one rating agency, securities of that class will no longer be eligible for relief under the Underwriter Exemptions (although a Plan that had purchased the security when it had a permitted rating would not be required by the Underwriter Exemptions to dispose of it.) A security that satisfies the requirements of the Underwriter Exemptions other than the rating requirement may be eligible for purchase by an insurance company investing assets of its general account that include plan assets when the requirements of Sections I and III of PTCE 95-60 are met. If the ratings decline below one of the four highest generic rating categories from S&P, Moody’s, Fitch or DBRS, each transferee will be deemed to represent that either (a) it is not purchasing the securities with plan assets of a Plan, or (b) it is an insurance company using the assets of its general account (within the meaning of PTCE 95-60) to purchase the securities and that it is eligible for and satisfies all of the requirements of Sections I and III of PTCE 95-60.

The prospectus supplement for each series of securities will indicate the classes of securities offered thereby, if any, as to which it is expected that an Underwriter Exemption will apply.

Any Plan fiduciary that proposes to cause a Plan to purchase securities is encouraged to consult with its counsel concerning the impact of ERISA and the Code, the availability and applicability of any Underwriter Exemption or any other exemptions from the prohibited transaction provisions of ERISA and the Code and the potential consequences in their specific circumstances, before making the investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

The sale of certificates to a Plan is in no respect a representation by the issuer or any underwriter of the Certificates that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

Legal Investment

The prospectus supplement for each series of securities will specify which, if any, of the classes of securities offered by it will constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”). Classes of securities that qualify as “mortgage related securities” will be legal investments for those investors whose authorized investments are subject to state regulation, to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States constitute legal investments for them. Those investors are persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico). Under SMMEA, if a state enacts legislation before October 4, 1991 specifically limiting the legal investment authority of those entities with respect to “mortgage related securities,” the securities will constitute legal investments for entities subject to the legislation only to the extent provided in it. Approximately twenty-one states adopted limiting legislation before the October 4, 1991 deadline.

SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in securities without limitations as to the percentage of their assets represented by them, federal credit unions may invest in mortgage related securities, and national banks may purchase securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to regulations that the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the its regulation “Investment and Deposit Activities” (12 C.F.R. Part 703), (regardless of whether the class of securities under consideration for purchase constitutes a “mortgage related security”).

All depository institutions considering an investment in the securities (regardless of whether the class of securities under consideration for purchase constitutes a “mortgage related security”) should review the Federal Financial Institutions Examination Council’s Supervisory Policy Statement on Securities Activities (to the extent adopted by their respective regulators), setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution’s investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including “mortgage related securities” that are “high-risk mortgage securities” as defined in the policy statement. According to the policy statement, “high-risk mortgage securities” include securities such as securities not entitled to distributions allocated to principal or interest, or subordinated securities. Under the policy statement, each depository institution must determine, before purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a “high-risk mortgage security,” and whether the purchase (or retention) of such a product would be consistent with the policy statement.

The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including “prudent investor” provisions, percentage-of-assets limits and provisions that may restrict or prohibit investment in securities that are not “interest bearing” or “income paying.”

There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase securities or to purchase securities representing more than a specified percentage of the investor’s assets. Investors are encouraged to consult their own legal advisors in determining whether and to what extent the securities constitute legal investments for them.

Method of Distribution

Securities are being offered hereby in series from time to time (each series evidencing a separate issuing entity) through any of the following methods:

•
by negotiated firm commitment or best efforts underwriting and public reoffering by underwriters, including in a resecuritization of any securities of any series by the depositor or any of its affiliates;

•	by agency placements through one or more placement agents primarily with institutional investors and dealers; and

•	by placement directly by the depositor with institutional investors.

A prospectus supplement will be prepared for each series which will describe the method of offering being used for that series and will set forth the identity of any of its underwriters and either the price at which the series is being offered, the nature and amount of any underwriting discounts or additional compensation to the underwriters and the proceeds of the offering to the depositor, or the method by which the price at which the underwriters will sell the securities will be determined. Each prospectus supplement for an underwritten offering will also contain information regarding the nature of the underwriters obligations, any material relationship between the depositor and any underwriter and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the securities so offered. In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the securities of the series if any securities are purchased. Securities may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

Underwriters and agents may be entitled under agreements entered into with the depositor to indemnification by the depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the underwriters or agents may be required to make in respect thereof.

In relation to each Member State of the European Economic Area that has implemented the Prospectus Directive (each, a “Relevant Member State”), each underwriter will be required to represent and agree with the depositor that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) and with respect to any class of securities with a minimum denomination of less than $100,000, it has not made and will not make an offer of securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the securities that has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of securities to the public in that Relevant Member State at any time:

(a) to legal entities that are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b) to any legal entity that has two or more of (1) an average of at least 250 employees during the last fiscal year; (2) total assets of more than €43,000,000 and (3) an annual net revenue of more than €50,000,000, as shown in its last annual or consolidated financial statements; or

(c) in any other circumstances that do not require the publication by the depositor of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of securities to the public” in relation to any class of securities of a series, which class has a minimum denomination of less than $100,000, in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe the securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

If a series is offered other than through underwriters, the prospectus supplement relating to it will contain information regarding the nature of the offering and any agreements to be entered into between the depositor and purchasers of securities of the series.

Legal Matters

The validity of the securities, including certain federal income tax consequences with respect to the securities, will be passed upon for the depositor by Sidley Austin llp, New York, New York; Heller Ehrman LLP, New York, New York; Orrick, Herrington & Sutcliffe LLP, Los Angeles, California; or Thacher Proffitt & Wood LLP, New York, New York.

Financial Information

A new issuing entity will be formed for each series of securities and no issuing entity will engage in any business activities or have any assets or obligations before the issuance of the related series of securities. Accordingly, no financial statements for any issuing entity will be included in this prospectus or in the related prospectus supplement.

Rating

It is a condition to the issuance of the securities of each series offered by this prospectus and by the prospectus supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the related prospectus supplement.

Ratings on mortgage pass-through securities address the likelihood of receipt by securityholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with the securities, the nature of the underlying mortgage loans and the credit quality of the credit enhancer or guarantor, if any. Ratings on mortgage pass-through securities do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which the prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped pass-through securities in extreme cases might fail to recoup their underlying investments.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

INDEX OF PRINCIPAL TERMS

Page
1986 Act	112
2001 Act	103
Agency Securities	19
Amortizable Bond Premium Regulations	109
Applicable Amount	102
APR	24
ARM Loans	112
Asset Conservation Act	89
Capitalized Interest Account	72
CERCLA	88
CI	50
Class Security Balance	41
Clearstream, Luxembourg	50
Code	37, 91
combination	56
Contingent Regulations	92
Contributions Tax	105
Cooperative	51
cooperative loans	21
cooperatives	21
DBC	50
Debt Securities	91
Deferred Interest	114
depositable securities	56
Designated Transaction	124
DOL	124
DTC	49
Eleventh District	47
ERISA	123
Euroclear Operator	51
excess inclusion	103
excess servicing	111
Exchange Act	32
exchangeable securities trust fund	56
FHA	21
FHLBSF	47
Fitch	124
Garn-St Germain Act	90
Global Securities	52
Indenture	39
Insured Expenses	70
Issuing Entity Assets	19
Legislative History	113
Liquidated Mortgage	78
market discount	95
Master REMIC	100
Moody’s	124
National Cost of Funds Index	48
New CI	50
new partnership	120
Non-U.S. Person	115
offshore location	107
OID	108
OID Regulations	112
old partnership	120
OTS	48
Payment Lag Securities	97
phantom income	101
Plan	123
Plan Assets Regulation	123
pre-issuance accrued interest	97
Prepayment Assumption	92
Private Mortgage-Backed Securities	19
Prohibited Transactions Tax	105
PTCE	123
RCRA	89
Regular Interest Securities	91
Regular Securities	99
Regular Securityholders	91
Relevant Implementation Date	128
Relevant Member State	128
Relief Act	13, 90
REMIC	91
REMIC Securities	99
REMICs	100
Residual Certificates	99
Restricted Group	126
S&P	124
SEC	20
secured creditor exemption	89
Securities Act	31
Security Account	69
Short-Term Note	117
Single Family Properties	23
SMMEA	127
Stripped ARM Obligations	113
Stripped Bond Securities	111
Stripped Coupon Securities	111
Subsequent Recoveries	98
Subsidiary REMIC	100
Super-Premium Securities	93
Temporary regulations	104
Terms and Conditions	51
Title V	90
U.S. Person	55, 107, 115
Underwriter Exemptions	124
VA	21
W-8BEN	115